As filed with the Securities and Exchange Commission on March 8, 2021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-851-9777

Erin D. Nelson, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

(b)	Not applicable.

Transamerica Series Trust Annual Report

December 31, 2020

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent semi-annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided with information about the investments of your Portfolio(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be provided to all contract holders invested in the Portfolios, and we believe it to be an important part of the investment process. This report provides detailed information about your Portfolio(s) for the 12-month period ended December 31, 2020.

We believe it is important to understand the market conditions over the last fiscal year of the Portfolios to provide context for reading this report. The period began with U.S. equity markets having recently reached all-time highs, as U.S./China trade relations improved and expectations for stable economic growth, benign inflation and low interest rates helped to foster optimism for 2020. Throughout January, sentiment remained strong, as equity markets traded higher.

By early February, headlines about a rapidly spreading respiratory virus in China (“COVID-19”) appeared, and fears of its global transmission began to rattle markets. Even though the S&P 500® Index reached a new record high on February 19, investors became quickly immersed in angst regarding COVID-19, and as cases exploded throughout Asia and Europe, its arrival to the U.S. sparked a historic selloff across almost all asset classes. A nationwide lockdown in the U.S. quickly went into effect in mid-March, and while the U.S. Federal Reserve (“Fed”) slashed short-term rates to zero, it could not prevent widespread selling across equity and credit markets. The S&P 500® Index experienced its fastest 35% decline in its history by the final week of March, while international markets saw similar declines with the MSCI EAFE Index losing approximately one-third of its value from peak to trough. Credit spreads more than tripled, and long-term Treasury yields collapsed as the 10-year Treasury yield dropped to an all-time low of 0.54%.

Throughout the spring, the U.S. economy experienced its worst economic contraction since the Great Depression as more than twenty million jobs were lost in the month of April and second quarter gross domestic product (“GDP”) plummeted by an annualized rate of -31%. However, as the Fed quickly implemented unprecedented amounts of large-scale asset purchases and credit support, and Congress passed the Coronavirus, Aid, Relief and Stimulus Act (“CARES”) providing more than $2 trillion to businesses and families, the markets began to see a recovery on the horizon.

By June, with virus case growth having declined, most states had loosened business shutdowns and social distancing requirements, and with pent-up demand from the earlier months now being combined with lower interest rates and market liquidity, GDP came roaring back in the third quarter to reach its highest rate of growth ever. Markets reacted accordingly as the S&P 500® Index regained its pre-pandemic high by the end of August, however, volatility returned in September and October as daily COVID-19 case levels increased exponentially to numbers well above those seen earlier in the year. A contentious presidential election and the inability of Congress to pass another round of economic relief also added to investor angst, however, markets resumed their advance in November after the election of Joe Biden as America’s 46th President inferred a potentially easier path for future economic stimulus. Shortly after the election, several pharmaceutical companies released clinical trial data on their COVID-19 vaccine candidates that displayed statistically high levels of efficacy, and this further encouraged higher stock prices.

By the end of the fiscal year, stocks were again pushing toward new all-time highs, as COVID-19 vaccines were approved and began to be distributed. In addition, another round of economic stimulus was approved, and investors began to focus on the prospects of economic and corporate recoveries in 2021. International equity markets, which lagged the U.S. during the 2020 recovery and throughout most of the last decade, approached all-time highs as the year ended.

For the one-year period ended December 31, 2020, the S&P 500® Index returned 18.40% while the MSCI EAFE Index, representing international developed market equities, returned 8.28%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 7.51%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the Portfolio’s exposure to the risks described elsewhere in the Prospectus will likely increase. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may be negatively affected.

The views expressed in this report reflect those of Transamerica Asset Management only and may not necessarily represent the views of Transamerica Series Trust. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Series Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica 60/40 Allocation VP

(unaudited)

MARKET ENVIRONMENT

Despite a contentious presidential election and an ongoing global pandemic, financial assets produced competitive gains in 2020. After experiencing the most rapid equity decline on record in the first quarter, markets rallied throughout the final three quarters of the year on expectations of continued growth in corporate earnings in 2021, while credit spreads compressed as ongoing support from the U.S. Federal Reserve (the “Fed”) helped to maintain calm in credit markets.

Shorter-term Treasury yields were anchored near zero due to Fed policy; however, longer-term yields marched steadily higher between August and year-end on expectations that inflationary pressures may begin to build in 2021, partly on the anticipation of more fiscal stimulus under a Biden presidency. Corporate credit also produced competitive returns in 2020. After suffering double-digit drawdowns during the first quarter as investors questioned the staying power of more highly leveraged companies, high yield corporates were able to rally coming out of the crisis, producing high single-digit returns for the full year. Investment grade corporate credit, which also sold off materially in the first quarter, found strong support from Fed programs and closed 2020 with positive returns and spreads that ended the year approximately where they began.

Looking under the hood, all major equity sectors achieved positive returns in the quarter. However, there was a meaningful rotation in leadership, as previously beaten-down sectors like financials, materials and industrials led, while prior leaders like tech, healthcare and consumer discretionary lagged. The energy sector, which had suffered abysmal performance – losing about half of its value over the past three years – was the top performing sector in the fourth quarter, rallying more than 30%.

PERFORMANCE

For the year ended December 31, 2020, Transamerica 60/40 Allocation VP, Service Class returned 12.47%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica 60/40 Allocation VP Blended Benchmark, returned 18.40% and 13.17%, respectively.

STRATEGY REVIEW

The Portfolio is designed to strategically allocate approximately 45% of its net assets to U.S. stocks, 15% to foreign stocks and 40% to fixed income. This is accomplished by investing in underlying Transamerica Funds and is aimed at providing investors in the Portfolio a long-term risk profile that is similar to that of a balanced fund that takes on some international exposure. Should portfolio allocations to underlying Transamerica Funds drift away from the Portfolio’s target allocations, we rebalance periodically to ensure that the investments remain within a reasonable range of the Portfolio’s long-term targets.

All underlying holdings produced positive returns during the fiscal year as risk assets rallied after the first quarter pandemic-related sell off; however, equities broadly outperformed fixed income. The top performing underlying holding in the period was Transamerica S&P 500 VP, which gained 18.18% and was held at a target weight of 45% in the Portfolio. This index fund benefited as U.S. equities continued to outperform both fixed income and international equities, a trend that has been broadly in place for most of the last decade. Transamerica MSCI EAFE Index VP was the Portfolio’s weakest equity holding due to continued underperformance from international developed market stocks relative to the U.S. It returned 8.12% and was targeted at a 15% weighting within the Portfolio.

The Portfolio’s fixed income position, Transamerica Core Bond, achieved positive returns of 8.11% and carried a target weight of 40% in the Portfolio. It gained as interest rates declined during 2020, pushing up the value of its underlying fixed income holdings. It was also able to outperform its benchmark, the Bloomberg Barclays US Aggregate Bond Index, which returned 7.51% in 2020.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	45.1%
U.S. Fixed Income Fund	40.0
International Equity Fund	15.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Service Class	12.47%	8.11%	01/12/2018
S&P 500® (A)	18.40%	12.99%
Transamerica 60/40 Allocation VP Blended Benchmark (A) (B) (C) (D)	13.17%	8.96%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica 60/40 Allocation VP Blended Benchmark is composed of the following benchmarks: 45% S&P 500®, 40% Bloomberg Barclays US Aggregate Bond Index and 15% MSCI EAFE Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,133.80	$2.57	$1,022.70	$2.44	0.48%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 15.0%
Transamerica MSCI EAFE Index VP (A)	536,596	$ 6,492,806

U.S. Equity Fund - 45.1%
Transamerica S&P 500 Index VP (A)	1,188,433	19,478,419

U.S. Fixed Income Fund - 40.0%
Transamerica Core Bond (A)	1,682,619	17,314,151

Total Investment Companies (Cost $38,259,751)		43,285,376

Total Investments (Cost $38,259,751)		43,285,376
Net Other Assets (Liabilities) - (0.1)%		(31,798)

Net Assets - 100.0%		$ 43,253,578

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$43,285,376	$—	$—	$43,285,376

Total Investments	$43,285,376	$—	$—	$43,285,376

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $38,259,751)	$43,285,376
Cash	1,773,782

Total assets	45,059,158

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	1,773,782
Shares of beneficial interest redeemed	335
Investment management fees	4,159
Distribution and service fees	8,665
Transfer agent costs	59
Trustees, CCO and deferred compensation fees	78
Audit and tax fees	13,823
Custody fees	873
Legal fees	173
Printing and shareholder reports fees	494
Other accrued expenses	3,139

Total liabilities	1,805,580

Net assets	$43,253,578

Net assets consist of:
Capital stock ($0.01 par value)	$34,714
Additional paid-in capital	36,473,605
Total distributable earnings (accumulated losses)	6,745,259

Net assets	$43,253,578

Shares outstanding	3,471,389

Net asset value and offering price per share	$12.46

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$619,903

Total investment income	619,903

Expenses:
Investment management fees	98,848
Distribution and service fees	82,373
Transfer agent costs	498
Trustees, CCO and deferred compensation fees	1,047
Audit and tax fees	19,580
Custody fees	2,611
Legal fees	2,210
Printing and shareholder reports fees	2,024
Other	7,993

Total expenses before waiver and/or reimbursement and recapture	217,184

Expense waived and/or reimbursed	(59,308)
Recapture of previously waived and/or reimbursed fees	13,819

Net expenses	171,695

Net investment income (loss)	448,208

Net realized gain (loss) on:
Affiliated investments	662,176
Capital gain distributions received from affiliated investment companies	650,179

Net realized gain (loss)	1,312,355

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,878,321

Net realized and change in unrealized gain (loss)	4,190,676

Net increase (decrease) in net assets resulting from operations	$4,638,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$448,208	$197,504
Net realized gain (loss)	1,312,355	89,265
Net change in unrealized appreciation (depreciation)	2,878,321	2,576,972

Net increase (decrease) in net assets resulting from operations	4,638,884	2,863,741

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(315,491)	(52,430)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(315,491)	(52,430)

Capital share transactions:
Proceeds from shares sold	16,944,292	17,589,144
Dividends and/or distributions reinvested	315,491	52,430
Cost of shares redeemed	(4,621,305)	(2,442,441)

Net increase (decrease) in net assets resulting from capital share transactions	12,638,478	15,199,133

Net increase (decrease) in net assets	16,961,871	18,010,444

Net assets:
Beginning of year	26,291,707	8,281,263

End of year	$43,253,578	$26,291,707

Capital share transactions - shares:
Shares issued	1,511,371	1,697,245
Shares reinvested	27,221	4,993
Shares redeemed	(418,958)	(236,071)

Net increase (decrease) in shares outstanding	1,119,634	1,466,167

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$11.18	$9.35	$10.00

Investment operations:
Net investment income (loss) (B)	0.15	0.12	0.10
Net realized and unrealized gain (loss)	1.24	1.74	(0.75)

Total investment operations	1.39	1.86	(0.65)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.02)	—
Net realized gains	(0.04)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.11)	(0.03)	—

Net asset value, end of period/year	$12.46	$11.18	$9.35

Total return	12.47%	20.13%	(6.70	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$43,254	$26,292	$8,281
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.66%	0.71%	2.02	%(E)
Including waiver and/or reimbursement and recapture (F)	0.52%	0.63%	0.63	%(E)
Net investment income (loss) to average net assets	1.36%	1.12%	1.03	%(E)
Portfolio turnover rate	20%	14%	19	%(C)

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM is responsible for all aspects of the day-to-day management of the Portfolio.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 18,716,496	$ 6,479,872

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 38,355,784	$ 4,929,592	$ —	$ 4,929,592

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 219,946	$ 95,545	$ —	$ 50,254	$ 2,176	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 438,202	$ 1,377,465	$ —	$ —	$ —	$ 4,929,592

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica 60/40 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica 60/40 Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from January 12, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period from January 12, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica 60/40 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $95,545 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 81,475	$ 10,151

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

Credit markets weathered a turbulent year in 2020 as the COVID-19 outbreak resulted in economic shutdowns, plummeting growth and volatile markets. Against this backdrop, fundamentals deteriorated, downgrades skyrocketed and default activity increased. After one of the quickest bear markets in history, fear-induced selling quickly turned to hopeful buying as fiscal stimulus and relentless U.S. Federal Reserve (“Fed”) support helped restore confidence. Following the extreme spread widening in March and April, high yield staged an impressive rally as strong market technicals and persistent investor demand erased prior losses. After a string of positive vaccine news in November, high yield continued to rally on the prospects of a return to normalcy and continued economic recovery in 2021.

Against this backdrop, the Bloomberg Barclays US Corporate High Yield Index returned 7.11% during the year ended December 31, 2020. Higher-quality credit outperformed lower-quality credit during the year, despite the significant rally in credits rated CCC and below in the second half of 2020. By ratings segment, credits rated BB returned 10.03%, credits rated B were up 4.59% and credits rated CCC and below increased by 2.54% during the period ended December 31, 2020, respectively. Technicals remained very supportive during the year with record new issuance and strong investor demand.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Aegon High Yield Bond VP, Initial Class returned 5.04%. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned 7.05%.

STRATEGY REVIEW

During the year, performance was impacted by sub-optimal security selection in credits rated B and BB. The underweight to BB-rated bonds also detracted as higher-quality credit outperformed in 2020. Partially offsetting this was positive contribution from credits rated CCC and below due to strong security selection and advantageous positioning with a modest lower-quality bias. The off-benchmark allocation to investment grade credit and the underweight to B-rated credit also contributed to performance during the year. From a sector perspective, the largest contributors to performance included consumer cyclicals, technology and basic industry, primarily due to strong security selection. The energy sector was the largest detractor from performance, mainly driven by security selection within the exploration and production sub-sector following the collapse in oil prices in March and April. Other sub-sectors that detracted from performance included holdings in transportation and real estate investment trusts.

With respect to positioning, overweights included several sub-sectors within the basic industry and capital goods sectors along with certain consumer-oriented sectors and the financials sector, including metals, paper, building materials & home construction, packaging, cable & satellite, lodging, and banking. Underweights included the energy, consumer non-cyclical (due to the positioning within the consumer products and food/beverage sectors), aero/defense, and technology sectors, and were the result of some of our idiosyncratic fundamental concerns and what we viewed as relatively unattractive valuations.

With respect to ratings allocation, the Portfolio ended the fiscal year with a modest overweight to lower-quality credit given our view that this segment should continue to benefit from the economic rebound throughout 2021. This was offset by a slight underweight to B-rated credits. The underweight to BB-rated credit continued and was partially offset by an allocation to investment grade credit.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	92.9%
Other Investment Company	2.4
Repurchase Agreement	2.2
Common Stocks	1.3
Preferred Stock	1.2
Loan Assignments	1.2
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	4.03
Duration †	3.03

Credit Quality ‡	Percentage of Net Assets
AAA	2.2%
BBB	5.8
BB	48.1
B	31.9
CCC and Below	8.4
Not Rated	4.8
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	5.04%	7.74%	6.60%	06/01/1998
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (A)	7.05%	8.57%	6.79%
Service Class	4.68%	7.43%	6.33%	05/01/2003

(A) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,130.30	$3.37	$1,022.00	$3.20	0.63%
Service Class	1,000.00	1,128.10	4.71	1,020.70	4.47	0.88

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 92.9%
Aerospace & Defense - 0.9%
Bombardier, Inc.
6.13%, 01/15/2023 (A)	$880,000	$860,200
7.50%, 03/15/2025 (A) (B)	309,000	286,598
7.88%, 04/15/2027 (A)	292,000	268,476
Triumph Group, Inc.
5.25%, 06/01/2022 (B)	391,000	372,428
7.75%, 08/15/2025	462,000	422,152
8.88%, 06/01/2024 (A)	168,000	184,380

		2,394,234

Airlines - 1.3%
American Airlines Group, Inc.
3.75%, 03/01/2025 (A) (B)	1,342,000	1,037,742
5.00%, 06/01/2022 (A)	15,000	13,485
American Airlines Pass-Through Trust 5.63%, 07/15/2022 (A)	137,947	137,660
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	160,069	159,186
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
4.50%, 10/20/2025 (A)	222,000	237,287
4.75%, 10/20/2028 (A)	185,000	201,930
United Airlines Holdings, Inc. 4.88%, 01/15/2025 (B)	649,000	638,648
United Airlines Pass-Through Trust 4.63%, 03/03/2024	158,983	159,982
US Airways Pass-Through Trust
5.38%, 05/15/2023	367,975	350,447
6.75%, 12/03/2022	401,177	390,024

		3,326,391

Auto Components - 1.2%
Clarios Global, LP / Clarios US Finance Co. 6.25%, 05/15/2026 (A)	428,000	459,030
Dana, Inc.
5.38%, 11/15/2027	369,000	391,140
5.50%, 12/15/2024	190,000	193,800
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (B)	361,000	369,122
5.00%, 05/31/2026 (B)	257,000	261,498
9.50%, 05/31/2025	600,000	678,180
Patrick Industries, Inc. 7.50%, 10/15/2027 (A)	761,000	829,490

		3,182,260

Automobiles - 0.2%
Ford Motor Co.
8.50%, 04/21/2023	39,000	43,895
9.00%, 04/22/2025	139,000	170,416
9.63%, 04/22/2030 (B)	145,000	204,631

		418,942

Banks - 2.9%
Barclays PLC
Fixed until 09/15/2023 (C), 7.75% (D)	1,041,000	1,119,075
Fixed until 06/15/2024 (C), 8.00% (D)	285,000	317,775
BNP Paribas SA Fixed until 03/14/2022 (C), 6.75% (A) (D)	680,000	710,600
CIT Bank NA Fixed until 09/27/2024, 2.97% (D), 09/27/2025	250,000	261,875

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
CIT Group, Inc.
4.75%, 02/16/2024	$ 149,000	$ 162,969
5.00%, 08/15/2022	390,000	413,400
Citigroup, Inc. Fixed until 09/12/2024 (C), 5.00% (D)	996,000	1,035,217
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	901,000	1,031,277
JPMorgan Chase & Co. Fixed until 02/01/2025 (C), 4.60% (D)	726,000	749,595
Lloyds Banking Group PLC
Fixed until 06/27/2024 (C), 7.50% (D)	419,000	472,540
Fixed until 09/27/2025 (C), 7.50% (B) (D)	200,000	230,000
Societe Generale SA Fixed until 09/13/2021 (C), 7.38% (A) (D)	920,000	942,108

		7,446,431

Beverages - 0.4%
Primo Water Holdings, Inc. 5.50%, 04/01/2025 (A)	1,012,000	1,044,890

Building Products - 1.8%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 09/01/2025 (A)	574,000	608,440
Builders FirstSource, Inc.
5.00%, 03/01/2030 (A)	104,000	112,644
6.75%, 06/01/2027 (A)	625,000	677,944
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029 (A)	151,000	160,438
8.00%, 04/15/2026 (A)	2,032,000	2,138,680
Griffon Corp. 5.75%, 03/01/2028	472,000	499,140
Standard Industries, Inc. 3.38%, 01/15/2031 (A)	358,000	359,790

		4,557,076

Capital Markets - 1.2%
Credit Suisse Group AG
Fixed until 02/11/2027 (C), 5.25% (A) (D)	200,000	211,500
Fixed until 12/18/2024 (C), 6.25% (A) (D)	166,000	181,334
Fixed until 08/21/2026 (C), 6.38% (A) (D)	387,000	431,021
Fixed until 09/12/2025 (C), 7.25% (A) (D)	465,000	523,234
Fixed until 07/17/2023 (C), 7.50% (A) (D)	345,000	376,050
Fixed until 12/11/2023 (C), 7.50% (A) (D)	1,005,000	1,117,309
Deutsche Bank AG Fixed until 10/30/2025 (C), 6.00% (B) (D)	200,000	200,000

		3,040,448

Chemicals - 2.1%
Avient Corp. 5.75%, 05/15/2025 (A)	359,000	381,438
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.50%, 05/01/2025 (A)	686,000	603,680
Hexion, Inc. 7.88%, 07/15/2027 (A) (B)	776,000	830,320
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	590,000	614,337
5.25%, 06/01/2027 (A)	1,312,000	1,397,962

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Olin Corp.
5.13%, 09/15/2027	$ 409,000	$ 427,871
9.50%, 06/01/2025 (A)	838,000	1,047,123

		5,302,731

Commercial Services & Supplies - 2.6%
Ashtead Capital, Inc. 5.25%, 08/01/2026 (A)	725,000	767,594
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.75%, 07/15/2027 (A) (B)	711,000	721,665
6.38%, 04/01/2024 (A)	312,000	318,240
FXI Holdings, Inc. 12.25%, 11/15/2026 (A)	662,000	754,680
Garda World Security Corp.
4.63%, 02/15/2027 (A)	708,000	715,080
8.75%, 05/15/2025 (A)	1,080,000	1,123,200
9.50%, 11/01/2027 (A)	116,000	128,470
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	1,094,000	1,159,640
Nielsen Finance LLC / Nielsen Finance Co.
5.63%, 10/01/2028 (A)	308,000	334,657
5.88%, 10/01/2030 (A)	153,000	173,081
Stericycle, Inc. 5.38%, 07/15/2024 (A)	562,000	585,717

		6,782,024

Communications Equipment - 1.3%
Avaya, Inc. 6.13%, 09/15/2028 (A)	639,000	682,618
CommScope Technologies LLC
5.00%, 03/15/2027 (A) (B)	13,000	12,805
6.00%, 06/15/2025 (A)	855,000	874,238
CommScope, Inc.
5.50%, 03/01/2024 (A)	511,000	526,841
6.00%, 03/01/2026 (A)	317,000	333,991
8.25%, 03/01/2027 (A) (B)	316,000	337,330
Nokia OYJ 3.38%, 06/12/2022	477,000	492,951

		3,260,774

Construction & Engineering - 1.2%
Abengoa Abenewco 2 SA
PIK Rate 1.50%, Cash Rate 0.00%, 04/26/2024 (A) (E) (F)	300,524	3
PIK Rate 1.50%, Cash Rate 0.00%, 04/26/2024 (A) (E) (F) (G)	307,133	0
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.63%, 01/15/2028 (A)	310,000	326,275
6.75%, 08/01/2025 (A)	411,000	427,440
9.88%, 04/01/2027 (A)	1,258,000	1,413,678
Taylor Morrison Communities, Inc.
5.13%, 08/01/2030 (A) (B)	157,000	175,840
6.63%, 07/15/2027 (A)	624,000	674,388

		3,017,624

Construction Materials - 0.4%
Norbord, Inc. 6.25%, 04/15/2023 (A)	902,000	978,670

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 2.9%
Ally Financial, Inc.
3.88%, 05/21/2024	$ 463,000	$ 507,330
5.75%, 11/20/2025	257,000	299,210
Altice Financing SA
5.00%, 01/15/2028 (A)	296,000	303,292
7.50%, 05/15/2026 (A)	846,000	892,784
Ford Motor Credit Co. LLC
3.34%, 03/18/2021	439,000	440,097
3.35%, 11/01/2022	200,000	203,500
3.38%, 11/13/2025	627,000	644,155
4.00%, 11/13/2030	725,000	761,250
4.38%, 08/06/2023	207,000	214,762
4.39%, 01/08/2026, MTN	676,000	709,584
5.88%, 08/02/2021	209,000	213,912
Navient Corp.
5.00%, 03/15/2027	153,000	154,339
5.88%, 10/25/2024	963,000	1,023,187
6.50%, 06/15/2022	325,000	343,928
6.63%, 07/26/2021	279,000	284,929
OneMain Finance Corp. 7.13%, 03/15/2026	492,000	581,790

		7,578,049

Containers & Packaging - 3.5%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A) (E)	672,000	717,360
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.00%, 02/15/2025 (A)	224,000	232,120
Ball Corp. 2.88%, 08/15/2030	315,000	314,213
Cascades, Inc. / Cascades USA, Inc. 5.38%, 01/15/2028 (A)	382,000	405,994
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	1,031,000	1,069,662
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (A)	522,000	529,830
7.88%, 07/15/2026 (A)	557,000	584,850
Graphic Packaging International LLC
3.50%, 03/15/2028 (A) (B)	752,000	779,260
3.50%, 03/01/2029 (A)	251,000	256,648
Greif, Inc. 6.50%, 03/01/2027 (A)	796,000	841,770
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024 (A)	758,000	772,955
7.25%, 04/15/2025 (A) (B)	294,000	296,940
OI European Group BV 4.00%, 03/15/2023 (A)	381,000	388,620
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A) (B)	476,000	509,915
6.38%, 08/15/2025 (A)	178,000	197,135
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.00%, 10/15/2027 (A)	346,000	354,650
5.13%, 07/15/2023 (A)	13,000	13,160

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	$ 428,000	$ 452,610
8.50%, 08/15/2027 (A) (B)	345,000	377,775

		9,095,467

Diversified Financial Services - 3.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025	150,000	179,317
Avation Capital SA 6.50%, 05/15/2021 (A) (B)	562,000	410,260
DAE Funding LLC
4.50%, 08/01/2022 (A)	227,000	229,656
5.00%, 08/01/2024 (A)	367,000	376,175
5.75%, 11/15/2023 (A)	311,000	319,553
Dana Financing SARL 5.75%, 04/15/2025 (A)	1,688,000	1,751,300
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 3.23% (D), 12/21/2065 (A)	1,778,000	1,191,260
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 3.48% (D), 12/21/2065 (A)	256,000	177,001
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	566,000	556,095
5.25%, 03/15/2022 - 10/01/2025 (A)	1,236,000	1,238,347
United Shore Financial Services LLC 5.50%, 11/15/2025 (A)	557,000	587,635
Virgin Media Secured Finance PLC 5.50%, 08/15/2026 - 05/15/2029 (A)	1,684,000	1,814,010

		8,830,609

Diversified Telecommunication Services - 4.0%
Cablevision Lightpath LLC 3.88%, 09/15/2027 (A)	215,000	216,344
CenturyLink, Inc.
4.50%, 01/15/2029 (A)	479,000	487,383
5.13%, 12/15/2026 (A) (B)	620,000	654,695
5.80%, 03/15/2022	250,000	260,625
6.45%, 06/15/2021	783,000	798,824
6.75%, 12/01/2023	123,000	136,991
7.50%, 04/01/2024 (B)	1,435,000	1,625,137
Frontier Communications Corp.
5.00%, 05/01/2028 (A)	224,000	233,520
6.75%, 05/01/2029 (A)	479,000	512,530
7.63%, 04/15/2024 (H)	395,000	197,500
8.75%, 04/15/2022 (H)	55,000	27,638
11.00%, 09/15/2025 (H)	357,000	187,425
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	118,000	130,243
6.63%, 08/01/2026 (B)	654,000	739,981
7.63%, 06/15/2021	978,000	1,002,450
Intelsat Jackson Holdings SA 8.50%, 10/15/2024 (A) (H)	305,000	218,075
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	418,000	416,955

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc. (continued)
4.25%, 07/01/2028 (A)	$ 645,000	$ 662,737
5.38%, 01/15/2024	145,000	146,131
Sprint Capital Corp. 8.75%, 03/15/2032	382,000	604,849
Switch, Ltd. 3.75%, 09/15/2028 (A)	452,000	458,780
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (A)	521,000	522,303

		10,241,116

Electric Utilities - 1.0%
Elwood Energy LLC 8.16%, 07/05/2026	695,078	736,783
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (A)	436,000	466,520
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	193,000	197,593
3.63%, 02/15/2031 (A)	275,000	282,920
7.25%, 05/15/2026	864,000	911,520

		2,595,336

Electronic Equipment, Instruments & Components - 0.1%
Sensata Technologies, Inc.
3.75%, 02/15/2031 (A)	66,000	68,414
4.38%, 02/15/2030 (A)	295,000	317,494

		385,908

Energy Equipment & Services - 0.7%
Archrock Partners, LP / Archrock Partners Finance Corp. 6.25%, 04/01/2028 (A)	96,000	99,932
CSI Compressco, LP / CSI Compressco Finance, Inc.
7.50%, 04/01/2025 (A)	473,000	446,985
PIK Rate 3.50%, Cash Rate 7.25%, 04/01/2026 (A) (E)	732,682	562,333
Genesis Energy, LP / Genesis Energy Finance Corp. 6.50%, 10/01/2025	71,000	69,048
Noble Holding International, Ltd.
6.05%, 03/01/2041 (H) (I)	527,000	9,776
8.95%, 04/01/2045 (H) (I)	359,000	5,206
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 09/01/2027	568,000	606,385

		1,799,665

Entertainment - 0.6%
Netflix, Inc.
4.88%, 04/15/2028	698,000	787,135
4.88%, 06/15/2030 (A) (B)	431,000	495,650
5.38%, 11/15/2029 (A)	159,000	187,421

		1,470,206

Equity Real Estate Investment Trusts - 3.0%
CBL & Associates, LP
5.25%, 12/01/2023 (H)	1,214,000	479,530
5.95%, 12/15/2026 (H)	316,000	124,820
HAT Holdings I LLC / HAT Holdings II LLC
5.25%, 07/15/2024 (A)	494,000	513,760
6.00%, 04/15/2025 (A)	171,000	182,970

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	$ 183,000	$ 191,693
5.25%, 03/15/2028 (A)	938,000	989,862
iStar, Inc.
4.25%, 08/01/2025	654,000	645,825
5.50%, 02/15/2026	449,000	457,980
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc.
3.88%, 02/15/2029 (A)	319,000	326,177
4.63%, 06/15/2025 (A)	167,000	178,857
5.75%, 02/01/2027	480,000	538,498
MPT Operating Partnership, LP / MPT Finance Corp. 3.50%, 03/15/2031	261,000	269,483
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	293,000	312,045
7.50%, 06/01/2025 (A)	782,000	844,560
SBA Communications Corp.
3.88%, 02/15/2027	425,000	445,315
4.00%, 10/01/2022	415,000	419,150
Service Properties Trust
4.35%, 10/01/2024	383,000	378,212
4.75%, 10/01/2026	383,000	378,212
7.50%, 09/15/2025	157,000	180,914

		7,857,863

Food & Staples Retailing - 1.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP
3.25%, 03/15/2026 (A)	157,000	159,355
3.50%, 03/15/2029 (A)	929,000	940,027
4.63%, 01/15/2027 (A)	394,000	419,117
5.75%, 03/15/2025 (I)	773,000	796,190
7.50%, 03/15/2026 (A)	155,000	173,453
Rite Aid Corp.
7.50%, 07/01/2025 (A)	516,000	538,575
8.00%, 11/15/2026 (A)	712,000	761,840

		3,788,557

Food Products - 2.4%
B&G Foods, Inc. 5.25%, 09/15/2027	867,000	921,794
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (A)	336,000	346,920
Kraft Heinz Foods Co.
3.88%, 05/15/2027 (A)	582,000	627,025
4.88%, 10/01/2049 (A)	324,000	377,986
5.00%, 07/15/2035 - 06/04/2042	551,000	661,944
6.88%, 01/26/2039	180,000	249,418
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (A)	1,126,000	1,221,271
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	312,000	328,212
5.00%, 08/15/2026 (A)	392,000	404,740
5.50%, 12/15/2029 (A)	528,000	576,180
5.63%, 01/15/2028 (A)	413,000	439,845

		6,155,335

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 5.0%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (A)	$ 592,000	$ 631,960
AdaptHealth LLC
4.63%, 08/01/2029 (A) (J)	66,000	67,815
6.13%, 08/01/2028 (A)	668,000	717,265
Centene Corp.
3.38%, 02/15/2030	76,000	79,959
4.25%, 12/15/2027	257,000	272,420
4.63%, 12/15/2029	187,000	207,609
CHS / Community Health Systems, Inc.
5.63%, 03/15/2027 (A)	319,000	343,005
6.63%, 02/15/2025 (A)	481,000	506,243
8.00%, 03/15/2026 (A)	1,429,000	1,539,747
8.13%, 06/30/2024 (A)	186,000	192,510
DaVita, Inc.
3.75%, 02/15/2031 (A)	707,000	717,860
4.63%, 06/01/2030 (A)	331,000	351,274
Encompass Health Corp.
4.50%, 02/01/2028	311,000	324,995
4.63%, 04/01/2031	60,000	64,200
4.75%, 02/01/2030	218,000	233,532
5.75%, 09/15/2025	778,000	804,257
HCA, Inc.
3.50%, 09/01/2030	599,000	636,483
5.25%, 04/15/2025 - 06/15/2026	586,000	688,137
5.88%, 02/15/2026 - 02/01/2029	1,570,000	1,832,775
Tenet Healthcare Corp.
4.63%, 06/15/2028 (A)	28,000	29,330
4.88%, 01/01/2026 (A)	617,000	645,450
5.13%, 05/01/2025	763,000	777,871
5.13%, 11/01/2027 (A)	317,000	335,624
6.13%, 10/01/2028 (A)	455,000	474,101
6.75%, 06/15/2023	369,000	395,752
7.50%, 04/01/2025 (A)	89,000	97,233

		12,967,407

Hotels, Restaurants & Leisure - 7.2%
1011778 BC ULC / New Red Finance, Inc. 4.00%, 10/15/2030 (A)	464,000	470,232
Boyd Gaming Corp.
4.75%, 12/01/2027	18,000	18,698
6.00%, 08/15/2026	337,000	349,637
6.38%, 04/01/2026	405,000	420,718
8.63%, 06/01/2025 (A)	171,000	190,184
Boyne USA, Inc. 7.25%, 05/01/2025 (A)	833,000	873,609
Carnival Corp.
7.63%, 03/01/2026 (A)	192,000	209,182
10.50%, 02/01/2026 (A)	272,000	316,880
11.50%, 04/01/2023 (A)	278,000	321,568
GLP Capital, LP / GLP Financing II, Inc. 5.25%, 06/01/2025	689,000	775,180
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	471,000	514,567
5.13%, 05/01/2026	847,000	874,527
5.38%, 05/01/2025 (A)	37,000	39,313
5.75%, 05/01/2028 (A)	69,000	75,038
International Game Technology PLC
6.25%, 02/15/2022 - 01/15/2027 (A)	732,000	779,892
6.50%, 02/15/2025 (A)	578,000	646,216

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026	$ 786,000	$ 821,370
MGM Resorts International
4.75%, 10/15/2028	633,000	678,494
5.50%, 04/15/2027	720,000	802,440
5.75%, 06/15/2025	613,000	677,763
6.75%, 05/01/2025 (B)	156,000	168,854
NCL Corp., Ltd.
3.63%, 12/15/2024 (A)	503,000	477,850
5.88%, 03/15/2026 (A)	156,000	164,084
10.25%, 02/01/2026 (A)	301,000	352,170
12.25%, 05/15/2024 (A) (B)	427,000	512,400
Royal Caribbean Cruises, Ltd.
9.13%, 06/15/2023 (A)	107,000	116,095
10.88%, 06/01/2023 (A)	191,000	217,335
11.50%, 06/01/2025 (A)	208,000	243,162
Scientific Games International, Inc.
5.00%, 10/15/2025 (A)	703,000	725,419
7.00%, 05/15/2028 (A)	363,000	390,301
7.25%, 11/15/2029 (A)	356,000	390,710
8.25%, 03/15/2026 (A)	313,000	337,289
Station Casinos LLC 4.50%, 02/15/2028 (A)	746,000	751,595
Viking Cruises, Ltd.
5.88%, 09/15/2027 (A)	1,378,000	1,347,655
6.25%, 05/15/2025 (A)	787,000	771,260
Wyndham Destinations, Inc.
4.25%, 03/01/2022	288,000	294,480
5.65%, 04/01/2024	823,000	888,840
6.00%, 04/01/2027	597,000	668,640
6.60%, 10/01/2025	8,000	9,040

		18,682,687

Household Durables - 1.8%
Beazer Homes USA, Inc.
5.88%, 10/15/2027	396,000	416,790
6.75%, 03/15/2025	517,000	538,300
7.25%, 10/15/2029	200,000	225,500
Century Communities, Inc.
5.88%, 07/15/2025	1,941,000	2,018,640
6.75%, 06/01/2027	25,000	26,693
KB Home
4.80%, 11/15/2029	264,000	289,740
7.63%, 05/15/2023	844,000	932,620
Meritage Homes Corp. 5.13%, 06/06/2027	289,000	322,957

		4,771,240

Household Products - 0.1%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00%, 12/31/2026 (A)	150,000	156,482
7.00%, 12/31/2027 (A)	56,000	58,633

		215,115

Independent Power & Renewable Electricity Producers - 1.0%
Calpine Corp.
3.75%, 03/01/2031 (A)	585,000	579,343
4.50%, 02/15/2028 (A)	1,203,000	1,251,120
5.00%, 02/01/2031 (A)	140,000	146,300

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Independent Power & Renewable Electricity Producers (continued)
Calpine Corp. (continued)
5.13%, 03/15/2028 (A)	$ 472,000	$ 496,530

		2,473,293

Insurance - 1.3%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.35% (D), 02/12/2067 (A)	1,108,000	987,948
Lincoln National Corp. 3-Month LIBOR + 2.36%, 2.58% (D), 05/17/2066	1,714,000	1,319,780
Ohio National Financial Services, Inc. 5.55%, 01/24/2030 (A)	961,000	1,004,682

		3,312,410

Internet & Direct Marketing Retail - 0.2%
Expedia Group, Inc. 6.25%, 05/01/2025 (A)	479,000	555,209

IT Services - 0.4%
Gartner, Inc.
3.75%, 10/01/2030 (A)	211,000	222,343
4.50%, 07/01/2028 (A)	698,000	736,390

		958,733

Leisure Products - 0.2%
Mattel, Inc.
3.15%, 03/15/2023 (B)	228,000	230,280
5.45%, 11/01/2041	200,000	220,070
6.75%, 12/31/2025 (A)	108,000	113,991

		564,341

Machinery - 1.0%
Allison Transmission, Inc. 3.75%, 01/30/2031 (A)	473,000	483,938
Colfax Corp.
6.00%, 02/15/2024 (A)	512,000	530,570
6.38%, 02/15/2026 (A)	158,000	168,665
Meritor, Inc.
4.50%, 12/15/2028 (A)	82,000	84,050
6.25%, 02/15/2024	415,000	423,516
6.25%, 06/01/2025 (A)	154,000	166,320
SRM Escrow Issuer LLC 6.00%, 11/01/2028 (A)	780,000	815,221

		2,672,280

Media - 9.0%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 (A)	224,000	236,065
4.50%, 08/15/2030 - 05/01/2032 (A)	676,000	719,334
4.75%, 03/01/2030 (A)	985,000	1,062,815
5.00%, 02/01/2028 (A)	773,000	817,447
5.38%, 06/01/2029 (A)	290,000	317,913
5.50%, 05/01/2026 (A)	1,395,000	1,445,569
5.75%, 02/15/2026 (A)	1,375,000	1,418,794
Clear Channel Worldwide Holdings, Inc.
5.13%, 08/15/2027 (A)	584,000	589,840
9.25%, 02/15/2024	677,000	685,462
CSC Holdings LLC
4.13%, 12/01/2030 (A)	248,000	259,309
4.63%, 12/01/2030 (A)	1,263,000	1,318,256

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CSC Holdings LLC (continued)
5.38%, 02/01/2028 (A)	$ 400,000	$ 427,000
6.50%, 02/01/2029 (A)	251,000	283,392
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (A)	974,000	791,375
DISH DBS Corp.
5.00%, 03/15/2023	907,000	936,477
5.88%, 07/15/2022	219,000	228,855
6.75%, 06/01/2021	535,000	545,812
7.38%, 07/01/2028	360,000	383,400
7.75%, 07/01/2026 (B)	409,000	458,084
Gray Television, Inc.
4.75%, 10/15/2030 (A)	586,000	596,987
7.00%, 05/15/2027 (A) (B)	580,000	635,100
iHeartCommunications, Inc. 8.38%, 05/01/2027	473,000	504,909
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (A)	684,000	736,155
Meredith Corp. 6.50%, 07/01/2025 (A)	613,000	649,780
Radiate Holdco LLC / Radiate Finance, Inc.
4.50%, 09/15/2026 (A)	308,000	317,625
6.50%, 09/15/2028 (A)	308,000	324,555
Scripps Escrow II, Inc.
3.88%, 01/15/2029 (A)	125,000	129,908
5.38%, 01/15/2031 (A)	147,000	153,248
Scripps Escrow, Inc. 5.88%, 07/15/2027 (A)	290,000	302,963
Sinclair Television Group, Inc.
4.13%, 12/01/2030 (A)	319,000	326,410
5.50%, 03/01/2030 (A) (B)	760,000	790,400
Sirius XM Radio, Inc.
4.13%, 07/01/2030 (A)	486,000	517,286
4.63%, 07/15/2024 (A)	369,000	382,376
5.50%, 07/01/2029 (A)	315,000	346,598
TEGNA, Inc.
4.63%, 03/15/2028 (A)	370,000	378,325
4.75%, 03/15/2026 (A)	211,000	225,306
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (A)	470,000	518,175
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	591,000	634,764
9.50%, 05/01/2025 (A)	106,000	117,925
Virgin Media Finance PLC 5.00%, 07/15/2030 (A)	447,000	463,762
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A)	500,000	528,385
Ziggo BV 5.50%, 01/15/2027 (A)	725,000	756,719

		23,262,860

Metals & Mining - 4.9%
Alcoa Nederland Holding BV 7.00%, 09/30/2026 (A)	847,000	902,055
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (A)	483,000	521,640
Cleveland-Cliffs, Inc.
4.88%, 01/15/2024 (A)	684,000	695,970

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Cleveland-Cliffs, Inc. (continued)
5.75%, 03/01/2025 (B)	$ 101,000	$ 102,515
6.75%, 03/15/2026 (A)	285,000	307,800
Constellium SE
5.75%, 05/15/2024 (A)	804,000	820,418
5.88%, 02/15/2026 (A)	802,000	826,060
6.63%, 03/01/2025 (A) (B)	1,024,000	1,045,760
First Quantum Minerals, Ltd. 7.25%, 04/01/2023 (A)	491,000	506,061
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	317,000	332,454
4.25%, 03/01/2030	341,000	367,428
4.38%, 08/01/2028	443,000	470,688
4.55%, 11/14/2024	239,000	261,108
4.63%, 08/01/2030	443,000	486,192
5.45%, 03/15/2043	835,000	1,039,575
Mineral Resources, Ltd. 8.13%, 05/01/2027 (A)	705,000	779,906
New Gold, Inc.
6.38%, 05/15/2025 (A)	144,000	150,480
7.50%, 07/15/2027 (A)	642,000	709,410
Novelis Corp.
4.75%, 01/30/2030 (A)	463,000	498,820
5.88%, 09/30/2026 (A)	661,000	690,745
Teck Resources, Ltd.
6.00%, 08/15/2040	682,000	854,509
6.25%, 07/15/2041	134,000	171,316

		12,540,910

Multiline Retail - 0.2%
Macy’s Retail Holdings LLC 3.45%, 01/15/2021 (B)	358,000	356,210
Macy’s, Inc. 8.38%, 06/15/2025 (A) (B)	147,000	163,243

		519,453

Oil, Gas & Consumable Fuels - 10.8%
Antero Midstream Partners, LP / Antero Midstream Finance Corp. 7.88%, 05/15/2026 (A)	539,000	556,561
Antero Resources Corp. 8.38%, 07/15/2026 (A) (J)	126,000	128,607
Apache Corp.
4.25%, 01/15/2044 (B)	171,000	168,714
4.38%, 10/15/2028 (B)	409,000	425,761
4.63%, 11/15/2025 (B)	220,000	232,544
4.75%, 04/15/2043 (B)	205,000	212,557
4.88%, 11/15/2027	223,000	236,380
Callon Petroleum Co.
6.13%, 10/01/2024	1,430,000	822,250
6.25%, 04/15/2023	523,000	332,105
6.38%, 07/01/2026	235,000	121,025
8.25%, 07/15/2025	839,000	453,060
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	170,000	197,842
Cheniere Energy Partners, LP 5.63%, 10/01/2026	656,000	682,240
Cheniere Energy, Inc. 4.63%, 10/15/2028 (A)	309,000	324,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	$ 1,046,000	$ 1,068,207
DCP Midstream Operating, LP 5.38%, 07/15/2025	525,000	576,880
DCP Midstream, LP Fixed until 12/15/2022 (C), 7.38% (D)	721,000	598,430
eG Global Finance PLC
6.75%, 02/07/2025 (A)	951,000	979,530
8.50%, 10/30/2025 (A)	268,000	285,420
EQM Midstream Partners, LP
6.00%, 07/01/2025 (A)	160,000	175,200
6.50%, 07/01/2027 (A)	314,000	353,575
Hess Midstream Operations, LP 5.13%, 06/15/2028 (A)	626,000	654,364
HighPoint Operating Corp. 8.75%, 06/15/2025	736,000	287,040
Kinder Morgan, Inc.
7.75%, 01/15/2032, MTN	245,000	354,194
8.05%, 10/15/2030, MTN	134,000	186,325
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (A)	115,000	87,400
10.50%, 05/15/2027 (A)	441,000	352,800
NuStar Logistics, LP
5.63%, 04/28/2027	451,000	480,315
5.75%, 10/01/2025	115,000	122,475
6.00%, 06/01/2026	100,000	108,151
6.75%, 02/01/2021	461,000	462,153
Occidental Petroleum Corp.
2.70%, 08/15/2022	839,000	840,049
2.90%, 08/15/2024	1,683,000	1,619,887
4.85%, 03/15/2021	365,000	365,000
5.88%, 09/01/2025 (B)	455,000	484,575
6.13%, 01/01/2031	79,000	84,546
6.45%, 09/15/2036	1,194,000	1,250,118
6.63%, 09/01/2030	432,000	469,044
Ovintiv, Inc. 7.38%, 11/01/2031	512,000	607,920
Parkland Corp. 5.88%, 07/15/2027 (A)	531,000	574,133
Parsley Energy LLC / Parsley Finance Corp.
5.25%, 08/15/2025 (A)	240,000	249,960
5.38%, 01/15/2025 (A)	505,000	519,342
5.63%, 10/15/2027 (A)	380,000	415,910
PDC Energy, Inc. 6.13%, 09/15/2024	1,270,000	1,305,065
Shelf Drilling Holdings, Ltd. 8.25%, 02/15/2025 (A)	418,000	192,280
SM Energy Co.
5.63%, 06/01/2025	169,000	137,735
6.63%, 01/15/2027	832,000	663,520
6.75%, 09/15/2026	222,000	178,710
Southwestern Energy Co. 7.50%, 04/01/2026 (B)	870,000	912,630
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	343,000	219,520

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Summit Midstream Partners, LP Fixed until 12/15/2022 (C), 9.50% (D)	$ 672,000	$ 215,040
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
4.88%, 02/01/2031 (A)	938,000	1,022,035
5.00%, 01/15/2028	450,000	475,002
5.13%, 02/01/2025	991,000	1,015,775
5.50%, 03/01/2030	628,000	681,820
6.50%, 07/15/2027	255,000	276,675
WPX Energy, Inc.
5.25%, 09/15/2024	476,000	518,493
5.88%, 06/15/2028	449,000	489,423

		27,810,762

Pharmaceuticals - 1.9%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (A)	353,000	392,596
9.25%, 04/01/2026 (A)	515,000	574,225
Bausch Health Cos., Inc.
5.00%, 01/30/2028 - 02/15/2029 (A)	574,000	590,433
5.25%, 01/30/2030 (A) (B)	105,000	110,250
5.25%, 02/15/2031 (A)	156,000	162,976
5.50%, 11/01/2025 (A)	278,000	288,089
6.13%, 04/15/2025 (A)	554,000	570,986
7.00%, 01/15/2028 (A)	161,000	176,971
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00%, 06/30/2028 (A)	567,000	481,950
9.50%, 07/31/2027 (A)	322,000	359,432
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (A)	1,074,000	1,165,290

		4,873,198

Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (A)	502,000	553,455

Road & Rail - 1.6%
Avolon Holdings Funding, Ltd. 5.13%, 10/01/2023 (A)	647,000	692,149
Hertz Corp.
5.50%, 10/15/2024 (A) (H)	915,000	494,100
6.00%, 01/15/2028 (A) (H)	1,182,000	638,280
6.25%, 10/15/2022 (H)	456,000	246,240
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (A)	183,000	192,060
Uber Technologies, Inc.
6.25%, 01/15/2028 (A)	59,000	64,162
7.50%, 09/15/2027 (A)	1,134,000	1,247,400
8.00%, 11/01/2026 (A)	426,000	464,924

		4,039,315

Semiconductors & Semiconductor Equipment - 0.0%
Ultratech, Inc.
6.88%, 04/15/2022 (F) (G) (K) (L) (M)	118,000	0
7.13%, 04/15/2025 (F) (G) (K)	587,000	0

		0

Software - 0.3%
Open Text Corp. 3.88%, 02/15/2028 (A)	670,000	696,800

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 1.3%
L Brands, Inc.
5.25%, 02/01/2028	$ 157,000	$ 163,842
6.63%, 10/01/2030 (A)	214,000	238,075
6.75%, 07/01/2036	497,000	553,720
6.88%, 07/01/2025 (A)	128,000	138,980
6.88%, 11/01/2035	325,000	364,813
9.38%, 07/01/2025 (A)	96,000	118,080
Sally Holdings LLC / Sally Capital, Inc. 8.75%, 04/30/2025 (A)	803,000	891,330
Staples, Inc. 7.50%, 04/15/2026 (A)	787,000	821,840

		3,290,680

Technology Hardware, Storage & Peripherals - 1.8%
Dell International LLC / EMC Corp.
4.90%, 10/01/2026 (A)	239,000	282,220
5.88%, 06/15/2021 (A)	568,000	569,022
6.02%, 06/15/2026 (A)	239,000	291,567
7.13%, 06/15/2024 (A)	374,000	387,885
8.35%, 07/15/2046 (A)	337,000	509,819
NCR Corp.
5.00%, 10/01/2028 (A)	203,000	214,165
5.25%, 10/01/2030 (A)	481,000	515,873
5.75%, 09/01/2027 (A)	312,000	331,500
6.13%, 09/01/2029 (A)	348,000	385,410
8.13%, 04/15/2025 (A)	45,000	50,114
Seagate HDD Cayman
4.09%, 06/01/2029 (A)	323,000	346,014
4.13%, 01/15/2031 (A)	48,000	51,180
Western Digital Corp. 4.75%, 02/15/2026 (B)	622,000	687,310

		4,622,079

Trading Companies & Distributors - 0.3%
Boise Cascade Co. 4.88%, 07/01/2030 (A) (B)	206,000	222,995
United Rentals North America, Inc.
4.00%, 07/15/2030	444,000	467,310
5.50%, 05/15/2027	155,000	165,850

		856,155

Wireless Telecommunication Services - 1.8%
Altice France SA 7.38%, 05/01/2026 (A)	1,066,000	1,121,965
Sprint Corp.
7.13%, 06/15/2024	1,292,000	1,511,640
7.25%, 09/15/2021	2,000	2,081
7.63%, 03/01/2026	734,000	911,037
T-Mobile USA, Inc. 4.50%, 02/01/2026	412,000	421,202
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031 (A)	585,000	596,700

		4,564,625

Total Corporate Debt Securities (Cost $231,468,131)		239,353,613

	Principal	Value
LOAN ASSIGNMENTS - 1.2%
Communications Equipment - 0.4%
Avaya, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 4.41% (D), 12/15/2024 (J)	$ 375,734	$ 376,204
1-Month LIBOR + 4.25%, 4.41% (D), 12/15/2027	648,571	647,922

		1,024,126

Diversified Telecommunication Services - 0.2%
Frontier Communications Corp. Term Loan, 1-Month LIBOR + 4.75%, 5.75% (D), 10/08/2021	551,000	553,755

Hotels, Restaurants & Leisure - 0.4%
Connect Finco SARL Term Loan B, 1-Month LIBOR + 4.50%, 5.50% (D), 12/11/2026	992,500	995,725

Interactive Media & Services - 0.0% (N)
Adevinta ASA Term Loan B, TBD, 10/13/2027 (J) (O)	75,000	74,875

Media - 0.2%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 3.71% (D), 08/21/2026	380,188	364,980

Total Loan Assignments (Cost $2,997,857)		3,013,461

	Shares	Value
COMMON STOCKS - 1.3%
Building Products - 0.7%
AMH New Finance, Inc. (F) (K) (M)	289,929	1,765,670

Chemicals - 0.3%
Hexion Holdings Corp., Class B (M)	50,350	616,787

Electric Utilities - 0.0% (N)
Homer City Generation LLC (F) (I) (K) (M)	39,132	19,449

Oil, Gas & Consumable Fuels - 0.3%
EP Energy Corp.	6,083	212,905
Oasis Petroleum, Inc. (M)	17,627	653,257

		866,162

Total Common Stocks (Cost $7,328,070)		3,268,068

PREFERRED STOCK - 1.2%
Banks - 1.2%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 6.01% (D)	113,400	3,067,470

Total Preferred Stock (Cost $2,712,372)		3,067,470

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
OTHER INVESTMENT COMPANY - 2.4%
Securities Lending Collateral - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (P)	6,203,198	$ 6,203,198

Total Other Investment Company (Cost $6,203,198)		6,203,198

	Principal	Value

REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 0.00% (P), dated 12/31/2020, to be repurchased at $5,693,945 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $5,807,911.	$ 5,693,945	5,693,945

Total Repurchase Agreement (Cost $5,693,945)		5,693,945

Total Investments (Cost $256,403,573)		260,599,755
Net Other Assets (Liabilities) - (1.2)%		(3,384,195)

Net Assets - 100.0%		$257,215,560

INVESTMENT VALUATION:

Valuation Inputs (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$239,353,613	$0	$239,353,613
Loan Assignments	—	3,013,461	—	3,013,461
Common Stocks	1,270,044	212,905	1,785,119	3,268,068
Preferred Stock	3,067,470	—	—	3,067,470
Other Investment Company	6,203,198	—	—	6,203,198
Repurchase Agreement	—	5,693,945	—	5,693,945

Total Investments	$10,540,712	$248,273,924	$1,785,119	$260,599,755

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $149,492,408, representing 58.1% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,710,162, collateralized by cash collateral of $6,203,198 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,837,503. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the total value of securities is $1,785,122, representing 0.7% of the Portfolio’s net assets.
(G)	Securities deemed worthless.
(H)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2020, the total value of such securities is $2,628,590, representing 1.0% of the Portfolio’s net assets.
(I)	Restricted securities. At December 31, 2020, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Noble Holding International, Ltd. 6.05%, 03/01/2041	05/12/2016 - 05/18/2016	$309,028	$9,776	0.0	%(M)

Corporate Debt Securities	Noble Holding International, Ltd. 8.95%, 04/01/2045	05/12/2016 - 05/18/2016	246,945	5,206	0.0	(M)

Corporate Debt Securities	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP 5.75%, 03/15/2025	08/04/2016 - 08/02/2019	748,366	796,190	0.3

Common Stocks	Homer City Generation LLC	01/10/2011 - 04/01/2013	2,125,325	19,449	0.0	(M)

Total			$3,429,664	$830,621	0.3%

(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Securities are Level 3 of the fair value hierarchy.
(L)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2020, the value of this security is $0, representing less than 0.1% of the Portfolio’s net assets.
(M)	Non-income producing securities.
(N)	Percentage rounds to less than 0.1% or (0.1)%.
(O)	All or a portion of the security represents an unsettled loan commitment at December 31, 2020 where the rate will be determined at time of settlement.
(P)	Rates disclosed reflect the yields at December 31, 2020.
(Q)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $250,709,628) (including securities loaned of $15,710,162)	$254,905,810
Repurchase agreement, at value (cost $5,693,945)	5,693,945
Receivables and other assets:
Investments sold	2,500
Net income from securities lending	3,118
Shares of beneficial interest sold	63,263
Interest	3,685,425

Total assets	264,354,061

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,203,198
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	616,569
Shares of beneficial interest redeemed	67,777
Due to custodian	14,400
Investment management fees	119,935
Distribution and service fees	33,756
Transfer agent costs	383
Trustees, CCO and deferred compensation fees	1,098
Audit and tax fees	26,542
Custody fees	20,048
Legal fees	1,284
Printing and shareholder reports fees	27,624
Other accrued expenses	5,887

Total liabilities	7,138,501

Net assets	$257,215,560

Net assets consist of:
Capital stock ($0.01 par value)	$332,644
Additional paid-in capital	257,640,366
Total distributable earnings (accumulated losses)	(757,450)

Net assets	$257,215,560

Net assets by class:
Initial Class	$96,601,090
Service Class	160,614,470

Shares outstanding:
Initial Class	12,631,372
Service Class	20,633,048

Net asset value and offering price per share:
Initial Class	$7.65
Service Class	7.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$312,756
Interest income	14,068,394
Net income from securities lending	31,648

Total investment income	14,412,798

Expenses:
Investment management fees	1,340,739
Distribution and service fees:
Service Class	375,427
Transfer agent costs	3,541
Trustees, CCO and deferred compensation fees	7,641
Audit and tax fees	37,447
Custody fees	61,718
Legal fees	14,875
Printing and shareholder reports fees	33,456
Other	16,752

Total expenses	1,891,596

Net investment income (loss)	12,521,202

Net realized gain (loss) on:
Investments	(7,188,209)

Net change in unrealized appreciation (depreciation) on:
Investments	3,391,214

Net realized and change in unrealized gain (loss)	(3,796,995)

Net increase (decrease) in net assets resulting from operations	$8,724,207

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$12,521,202	$14,370,176
Net realized gain (loss)	(7,188,209)	(691,049)
Net change in unrealized appreciation (depreciation)	3,391,214	20,330,189

Net increase (decrease) in net assets resulting from operations	8,724,207	34,009,316

Dividends and/or distributions to shareholders:
Initial Class	(5,718,507)	(6,459,258)
Service Class	(9,001,328)	(9,449,339)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,719,835)	(15,908,597)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,984,400	8,573,986
Service Class	23,006,895	18,867,974

	35,991,295	27,441,960

Dividends and/or distributions reinvested:
Initial Class	5,718,507	6,459,258
Service Class	9,001,328	9,449,339

	14,719,835	15,908,597

Cost of shares redeemed:
Initial Class	(24,082,000)	(15,580,752)
Service Class	(34,396,427)	(20,262,508)

	(58,478,427)	(35,843,260)

Net increase (decrease) in net assets resulting from capital share transactions	(7,767,297)	7,507,297

Net increase (decrease) in net assets	(13,762,925)	25,608,016

Net assets:
Beginning of year	270,978,485	245,370,469

End of year	$257,215,560	$270,978,485

Capital share transactions - shares:
Shares issued:
Initial Class	1,784,347	1,121,812
Service Class	3,139,533	2,406,032

	4,923,880	3,527,844

Shares reinvested:
Initial Class	802,035	861,234
Service Class	1,239,852	1,238,446

	2,041,887	2,099,680

Shares redeemed:
Initial Class	(3,349,089)	(2,016,569)
Service Class	(4,821,172)	(2,584,318)

	(8,170,261)	(4,600,887)

Net increase (decrease) in shares outstanding:
Initial Class	(762,707)	(33,523)
Service Class	(441,787)	1,060,160

	(1,204,494)	1,026,637

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$7.78	$7.27	$7.94	$7.85	$7.22

Investment operations:
Net investment income (loss) (A)	0.39	0.44	0.46	0.47	0.46	(B)
Net realized and unrealized gain (loss)	(0.04)	0.57	(0.63)	0.11	0.63

Total investment operations	0.35	1.01	(0.17)	0.58	1.09

Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.50)	(0.50)	(0.49)	(0.46)

Net asset value, end of year	$7.65	$7.78	$7.27	$7.94	$7.85

Total return	5.04%	14.21%	(2.35)%	7.44%	15.34%

Ratio and supplemental data:
Net assets end of year (000’s)	$96,601	$104,239	$97,618	$118,416	$121,553
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.65%	0.64%	0.64%	0.66%
Including waiver and/or reimbursement and recapture	0.63%	0.65%	0.64%	0.64%	0.64	%(B)
Net investment income (loss) to average net assets	5.34%	5.64%	5.96%	5.84%	6.08	%(B)
Portfolio turnover rate	40%	37%	32%	39%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$7.91	$7.38	$8.06	$7.96	$7.32

Investment operations:
Net investment income (loss) (A)	0.38	0.42	0.45	0.46	0.45	(B)
Net realized and unrealized gain (loss)	(0.05)	0.59	(0.65)	0.11	0.64

Total investment operations	0.33	1.01	(0.20)	0.57	1.09

Dividends and/or distributions to shareholders:
Net investment income	(0.46)	(0.48)	(0.48)	(0.47)	(0.45)

Net asset value, end of year	$7.78	$7.91	$7.38	$8.06	$7.96

Total return	4.68%	13.97%	(2.71)%	7.21%	15.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$160,615	$166,739	$147,752	$170,000	$167,808
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.90%	0.89%	0.89%	0.91%
Including waiver and/or reimbursement and recapture	0.88%	0.90%	0.89%	0.89%	0.89	%(B)
Net investment income (loss) to average net assets	5.08%	5.39%	5.71%	5.59%	5.82	%(B)
Portfolio turnover rate	40%	37%	32%	39%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2020. Open funded loan participations and assignments at December 31, 2020, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$6,203,198	$—	$—	$—	$6,203,198
Total Borrowings	$6,203,198	$—	$—	$—	$6,203,198

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Issuers of junk bonds are typically in weaker financial health. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities, and they may result in losses for the Portfolios. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Funds Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/ principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective January 6,2020
First $1.25 billion	0.554%
Over $1.25 billion to $2 billion	0.544
Over $2 billion	0.520
Prior to January 6,2020
First $1.25 billion	0.580
Over $1.25 billion to $2 billion	0.555
Over $2 billion	0.530

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.70%	May 1, 2021
Service Class	0.95	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$93,890,517	$—	$101,249,285	$—

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, convertible preferred stock interest accruals, premium amortization accruals, interest written off and added back and defaulted bond income accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 256,529,338	$ 16,096,409	$ (12,025,992)	$ 4,070,417

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 17,435,781

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,719,835	$ —	$ —	$ 15,908,597	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,871,093	$ —	$ (17,435,781)	$ —	$ (263,179)	$ 4,070,417

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. CUSTODY OUT-OF-POCKET EXPENSE (continued)

and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

MARKET ENVIRONMENT

Aegon Asset Management UK plc (12/1/2020 – 12/31/2020)

From December 1, 2020, when the Portfolio was transitioned to a new sub-adviser and changed its principal investment strategies, through December 31, 2020, two themes dominated: politics and COVID-19. The U.S. presidential election delivered a democratic victory, but the market seemed to take the view that President Trump’s pro-business policies, in particular lower taxes, would not be fully reversed. There was also a prevailing view that the democrats would likely deliver a strong fiscal stimulus. This led to expectations of a meaningful economic package in 2021. Additionally, there was positive news about COVID-19 vaccines being developed and rolled out. The combination of vaccine news and political developments caused the market to feel positive about a meaningful economic recovery in 2021.

Barrow, Hanley, Mewhinney & Strauss, LLC (1/1/2020 – 11/30/2020)

2020 will be remembered as the year of the pandemic. There were many disparities within markets as many companies’ viability was called into question while a small subset of companies added trillions to their market capitalizations and drove growth benchmarks and the S&P 500® Index to record highs. The year will be recorded as another year of growth’s dominance, as the growth index outperformed its value counterpart by the largest margin on record. It will also be notable for having the most rapid declining bear market in history, followed by a historically rapid recovery. The bear market was atypical to say the least, as cheaper stocks (e.g., higher dividend yields and lower P/Es) were shunned in favor of growth stocks (e.g., pricey technology stocks), something we have not seen happen in a bear market in our over 41 years of investing.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Aegon Sustainable Equity Income VP, Initial Class returned -7.35%. By comparison, its benchmark, the Russell 1000® Value Index, returned 2.80%.

STRATEGY REVIEW

Aegon Asset Management UK plc (12/1/2020 – 12/31/2020)

The Portfolio’s sub-adviser, Aegon Asset Management UK plc (“AAM UK”), invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that it views as having favorable sustainability profiles. When selecting dividend-paying stocks, AAM UK normally seeks to invest in three types of companies: consistent annual dividend growers, those with potential to increase their payout ratios, and firms that have the potential for mergers and acquisitions or share buy-backs. In addition, AAM UK seeks companies with what the sub-adviser views as having positive sustainability credentials. AAM UK applies its sustainability assessment framework in evaluating each company considered. The Portfolio has a 10% limit on non-U.S. companies.

Following the change in sub-adviser on December 1, 2020, the Portfolio outperformed its benchmark. No exposure in the poorly-performing energy sector contributed the most to relative performance followed by industrial and information technology holdings. Holdings in health-care weighed the most on relative performance followed an underweight to, and holdings in, consumer discretionary. Individual contributors included Broadcom, Inc., Cincinnati Financial Corp. and Taiwan Semiconductor Manufacturing Co., Ltd. Top detractors were AstraZeneca PLC, Steel Dynamics, Inc. and Gilead Sciences, Inc.

Barrow, Hanley, Mewhinney & Strauss, LLC (1/1/2020 – 11/30/2020)

The Portfolio underperformed its benchmark for the 11 months ending November 30, 2020. An overweight and holdings within energy were the largest relative detractors followed by holdings in industrials and an underweight and holdings in consumer staples. The five largest detractors were Simon Property Group, Inc., General Electric Co., Phillips 66, Valero Energy Corp., and EOG Resources, Inc. Simon Property Group, Inc., General Electric Co., and EOG Resources, Inc. were sold.

Holdings and an underweight in consumer discretionary were the largest relative contributors followed by an overweight and holdings in materials. The top five contributing stocks included Lowe’s Cos Inc., Whirlpool Corp., Corteva, Inc., Deere & Co., and UnitedHealth Group, Inc. Whirlpool Corp. was sold.

Mark Peden, CFA

Robin Black

Co-Portfolio Managers

Aegon Asset Management UK plc

Lewis Ropp

Brad Kinkelaar

Brian Quinn, CFA

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(7.35)%	6.33%	8.19%	05/01/1996
Russell 1000® Value Index (A)	2.80%	9.74%	10.50%
Service Class	(7.59)%	6.06%	7.92%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,179.40	$4.00	$1,021.50	$3.71	0.73%
Service Class	1,000.00	1,178.10	5.37	1,020.20	4.98	0.98

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 99.1%
Banks - 5.9%
Huntington Bancshares, Inc.	1,523,349	$ 19,239,898
US Bancorp	423,100	19,712,229

		38,952,127

Biotechnology - 3.7%
Gilead Sciences, Inc.	425,332	24,779,842

Capital Markets - 8.8%
CME Group, Inc.	86,158	15,685,064
State Street Corp.	331,719	24,142,509
T. Rowe Price Group, Inc.	125,842	19,051,220

		58,878,793

Chemicals - 4.6%
Air Products & Chemicals, Inc.	61,267	16,739,370
Albemarle Corp.	95,116	14,031,512

		30,770,882

Commercial Services & Supplies - 2.4%
Republic Services, Inc.	168,620	16,238,106

Communications Equipment - 2.8%
Cisco Systems, Inc.	413,969	18,525,113

Containers & Packaging - 2.6%
Packaging Corp. of America	123,242	16,996,304

Diversified Telecommunication Services - 3.2%
Verizon Communications, Inc.	363,906	21,379,477

Electrical Equipment - 5.1%
Eaton Corp. PLC	150,378	18,066,413
Schneider Electric SE, ADR	559,414	16,195,035

		34,261,448

Equity Real Estate Investment Trusts - 3.0%
American Tower Corp.	44,748	10,044,136
Digital Realty Trust, Inc.	71,822	10,019,887

		20,064,023

Food & Staples Retailing - 2.3%
Kroger Co.	484,502	15,387,784

Food Products - 1.9%
Kellogg Co.	206,211	12,832,511

Household Durables - 2.0%
Garmin, Ltd.	111,835	13,382,176

Household Products - 6.8%
Clorox Co.	58,025	11,716,408
Colgate-Palmolive Co.	200,492	17,144,071
Kimberly-Clark Corp.	120,406	16,234,341

		45,094,820

Insurance - 4.8%
Cincinnati Financial Corp.	151,411	13,228,779
Progressive Corp.	192,489	19,033,312

		32,262,091

IT Services - 2.0%
Automatic Data Processing, Inc.	74,714	13,164,607

Leisure Products - 1.5%
Hasbro, Inc.	106,344	9,947,418

Machinery - 6.0%
Cummins, Inc.	100,022	22,714,996
Xylem, Inc.	168,446	17,146,119

		39,861,115

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 2.4%
Steel Dynamics, Inc.	430,990	$ 15,890,601

Multiline Retail - 2.7%
Target Corp.	101,970	18,000,764

Pharmaceuticals - 6.5%
AstraZeneca PLC, ADR (A)	335,990	16,796,140
Merck & Co., Inc.	319,717	26,152,851

		42,948,991

Semiconductors & Semiconductor Equipment - 9.9%
Broadcom, Inc.	43,098	18,870,459
QUALCOMM, Inc.	72,829	11,094,770
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	185,650	20,243,276
Texas Instruments, Inc.	94,708	15,544,424

		65,752,929

Software - 3.4%
Microsoft Corp.	100,378	22,326,075

Specialty Retail - 1.8%
Best Buy Co., Inc.	122,067	12,181,066

Water Utilities - 3.0%
Essential Utilities, Inc.	422,353	19,973,073

Total Common Stocks (Cost $656,451,600)		659,852,136

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $4,680,682 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $4,774,330.	$ 4,680,682	4,680,682

Total Repurchase Agreement (Cost $4,680,682)		4,680,682

Total Investments (Cost $661,132,282)		664,532,818
Net Other Assets (Liabilities) - 0.2%		1,529,706

Net Assets - 100.0%		$ 666,062,524

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$659,852,136	$—	$—	$659,852,136
Repurchase Agreement	—	4,680,682	—	4,680,682

Total Investments	$659,852,136	$4,680,682	$—	$664,532,818

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $10,215,357, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $10,421,748. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $656,451,600) (including securities loaned of $10,215,357)	$659,852,136
Repurchase agreement, at value (cost $4,680,682)	4,680,682
Receivables and other assets:
Net income from securities lending	408
Shares of beneficial interest sold	318,549
Dividends	1,979,026

Total assets	666,830,801

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	261,188
Investment management fees	360,504
Distribution and service fees	47,728
Transfer agent costs	979
Trustees, CCO and deferred compensation fees	3,489
Audit and tax fees	15,565
Custody fees	15,722
Legal fees	3,426
Printing and shareholder reports fees	48,398
Other accrued expenses	11,278

Total liabilities	768,277

Net assets	$666,062,524

Net assets consist of:
Capital stock ($0.01 par value)	$378,190
Additional paid-in capital	660,398,247
Total distributable earnings (accumulated losses)	5,286,087

Net assets	$666,062,524

Net assets by class:
Initial Class	$440,331,422
Service Class	225,731,102

Shares outstanding:
Initial Class	25,016,596
Service Class	12,802,443

Net asset value and offering price per share:
Initial Class	$17.60
Service Class	17.63

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$20,238,390
Interest income	28,673
Net income from securities lending	6,165
Withholding taxes on foreign income	(17,241)

Total investment income	20,255,987

Expenses:
Investment management fees	4,484,494
Distribution and service fees:
Service Class	525,381
Transfer agent costs	9,324
Trustees, CCO and deferred compensation fees	19,889
Audit and tax fees	31,639
Custody fees	44,247
Legal fees	69,406
Printing and shareholder reports fees	56,348
Other	34,147

Total expenses	5,274,875

Net investment income (loss)	14,981,112

Net realized gain (loss) on:
Investments	(12,437,381)

Net change in unrealized appreciation (depreciation) on:
Investments	(69,566,300)

Net realized and change in unrealized gain (loss)	(82,003,681)

Net increase (decrease) in net assets resulting from operations	$(67,022,569)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$14,981,112	$18,643,573
Net realized gain (loss)	(12,437,381)	79,492,665
Net change in unrealized appreciation (depreciation)	(69,566,300)	70,178,649

Net increase (decrease) in net assets resulting from operations	(67,022,569)	168,314,887

Dividends and/or distributions to shareholders:
Initial Class	(65,187,290)	(96,321,407)
Service Class	(32,112,264)	(42,770,111)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(97,299,554)	(139,091,518)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,365,041	17,441,715
Service Class	24,983,538	16,976,422

	29,348,579	34,418,137

Dividends and/or distributions reinvested:
Initial Class	65,187,290	96,321,407
Service Class	32,112,264	42,770,111

	97,299,554	139,091,518

Cost of shares redeemed:
Initial Class	(80,569,527)	(93,752,026)
Service Class	(35,542,464)	(36,397,468)

	(116,111,991)	(130,149,494)

Net increase (decrease) in net assets resulting from capital share transactions	10,536,142	43,360,161

Net increase (decrease) in net assets	(153,785,981)	72,583,530

Net assets:
Beginning of year	819,848,505	747,264,975

End of year	$666,062,524	$819,848,505

Capital share transactions - shares:
Shares issued:
Initial Class	251,444	746,229
Service Class	1,475,264	728,749

	1,726,708	1,474,978

Shares reinvested:
Initial Class	4,194,806	4,689,455
Service Class	2,061,121	2,078,237

	6,255,927	6,767,692

Shares redeemed:
Initial Class	(4,457,122)	(3,980,143)
Service Class	(2,026,848)	(1,567,227)

	(6,483,970)	(5,547,370)

Net increase (decrease) in shares outstanding:
Initial Class	(10,872)	1,455,541
Service Class	1,509,537	1,239,759

	1,498,665	2,695,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016
Net asset value, beginning of year	$22.57	$22.22	$25.65	$22.58		$20.07

Investment operations:
Net investment income (loss) (A)	0.43	0.57	0.57	0.49		0.51	(B)
Net realized and unrealized gain (loss)	(2.48)	4.29	(3.45)	3.16		2.46

Total investment operations	(2.05)	4.86	(2.88)	3.65		2.97

Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.63)	(0.55)	(0.58)		(0.46)
Net realized gains	(2.34)	(3.88)	—	—		—

Total dividends and/or distributions to shareholders	(2.92)	(4.51)	(0.55)	(0.58)		(0.46)

Net asset value, end of year	$17.60	$22.57	$22.22	$25.65		$22.58

Total return	(7.35)%	23.91%	(11.50)%	16.43	%(C)	14.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$440,332	$564,788	$523,815	$682,104		$653,533
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.72%	0.71%	0.71%		0.71%
Including waiver and/or reimbursement and recapture	0.74%	0.72%	0.71%	0.71%		0.70	%(B)
Net investment income (loss) to average net assets	2.40%	2.43%	2.26%	2.02%		2.45	%(B)
Portfolio turnover rate	135%	61%	29%	11%		11%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016
Net asset value, beginning of year	$22.59	$22.23	$25.65	$22.59		$20.09

Investment operations:
Net investment income (loss) (A)	0.38	0.51	0.50	0.43		0.46	(B)
Net realized and unrealized gain (loss)	(2.47)	4.29	(3.43)	3.16		2.45

Total investment operations	(2.09)	4.80	(2.93)	3.59		2.91

Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.56)	(0.49)	(0.53)		(0.41)
Net realized gains	(2.34)	(3.88)	—	—		—

Total dividends and/or distributions to shareholders	(2.87)	(4.44)	(0.49)	(0.53)		(0.41)

Net asset value, end of year	$17.63	$22.59	$22.23	$25.65		$22.59

Total return	(7.59)%	23.57%	(11.69)%	16.13	%(C)	14.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$225,731	$255,061	$223,450	$288,560		$264,863
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%	0.97%	0.96%	0.96%		0.96%
Including waiver and/or reimbursement and recapture	0.99%	0.97%	0.96%	0.96%		0.95	%(B)
Net investment income (loss) to average net assets	2.16%	2.17%	2.01%	1.77%		2.21	%(B)
Portfolio turnover rate	135%	61%	29%	11%		11%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Sustainable Equity Income VP (formerly, Transamerica Barrow Hanley Dividend Focused VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $8,916.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTOR (continued)

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

With respect to the Portfolio TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon N.V. AAM UK provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective December 1, 2020
First $500 million	0.663%
Over $500 million up to $1 billion	0.580
Over $1 billion up to $1.5 billion	0.550
Over $1.5 billion	0.530
Prior to December 1, 2020
First $200 million	0.780
Over $200 million up to $500 million	0.680
Over $500 million up to $1.5 billion	0.630
Over $1.5 billion up to $2.5 billion	0.590
Over $2.5 billion	0.580

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.85%	May 1, 2021
Service Class	1.10	May 1, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2020, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases(A)	Sales(A)	Net Realized Gains/(Losses)(A)
$ 18,433,335	$ 38,359,728	$ 10,047,507

(A)	Transactions were executed by a transition manager due to a sub-adviser change during the year.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 852,537,606	$ —	$ 907,173,485	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 661,210,499	$ 13,450,480	$ (10,128,161)	$ 3,322,319

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 5,759,244	$ 7,240,731

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 28,623,710	$ 68,675,844	$ —	$ 18,890,202	$ 120,201,316	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,963,743	$ —	$ (12,999,975)	$ —	$ —	$ 3,322,319

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Sustainable Equity Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Sustainable Equity Income VP (formerly, Transamerica Barrow Hanley Dividend Focused VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $68,675,844 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on August 5 and 6, 2020, the Board considered the termination of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) as sub-adviser to Transamerica Aegon Sustainable Equity Income VP (formerly, Transamerica Barrow Hanley Dividend Focused VP) (the “Portfolio”) and the approval of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Aegon Asset Management UK plc (formerly, Kames Capital plc) (“AAM UK”) with respect to the Portfolio (the “AAM UK Sub-Advisory Agreement”), as well as the approval of a revised management fee schedule for the Portfolio.

Following their review and consideration, the Board Members determined that the terms of the AAM UK Sub-Advisory Agreement were reasonable and that the termination of Barrow Hanley as sub-adviser to the Portfolio and the approval of the AAM UK Sub-Advisory Agreement were in the best interests of the Portfolio and its investors. The Board Members, including the independent members of the Board (“Independent Board Members”), authorized TAM to terminate the sub-advisory agreement with Barrow Hanley and unanimously approved the AAM UK Sub-Advisory Agreement for an initial two-year period. The Board Members, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and AAM UK certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed AAM UK Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or AAM UK present and were represented throughout the process by their independent legal counsel. In considering whether to approve the AAM UK Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by AAM UK under the AAM UK Sub-Advisory Agreement, the Board Members considered information provided by TAM and AAM UK regarding the operations, facilities, organization and personnel of AAM UK, the anticipated ability of AAM UK to perform its duties under the AAM UK Sub-Advisory Agreement and the proposed changes to the Portfolio’s principal investment strategies. The Board Members further considered that: (i) AAM UK is an experienced asset management firm; (ii) TAM is recommending that AAM UK be appointed as sub-adviser to the Portfolio; and (iii) TAM believes that AAM UK has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of AAM UK’s organization and investment personnel. The Board Members also considered AAM UK’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board Members that neither the approval of the AAM UK Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its investors, including compliance services. Based on these and other considerations, the Board Members determined that AAM UK can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that AAM UK’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered AAM UK’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolio for various trailing periods ended May 31, 2020 against the Portfolio’s benchmark. The Board Members noted that the Portfolio’s proposed strategy under AAM UK management was a custom strategy for which no historical performance data was available. The Board Members reviewed the historical performance of: (i) AAM UK Global Equity Income, an Irish domiciled open-end fund managed by AAM UK that uses the same dividend-focused philosophy as that proposed for the Portfolio; (ii) AAM UK Ethical Equity, a UK-domiciled open-end fund managed by AAM UK that employs a similar ESG dedicated strategy as that proposed for the Portfolio; and (iii) the U.S. sleeve of AAM UK Global Equity Income, as a way to demonstrate the team’s stock-picking skills in the U.S. market with a dividend approach.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by AAM UK, the Board Members concluded that AAM UK is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Portfolio. The Board Members reviewed the management fee and total expense ratio of each class of the Portfolio, based on current assets and assuming implementation of the Fee Changes, as compared to the applicable Broadridge and Morningstar peer group medians. The Board Members noted that although the management fee and/or total expense ratio would, in some cases, be above the applicable Broadridge and/or Morningstar peer group medians, TAM believes the management fee and total expense ratio of each class of the Portfolio would be competitive relative to peers.

The Board Members considered that the revised management and new sub-advisory fee schedules would be lower at all asset levels than the current management and sub-advisory fee schedules. The Board Members also considered that TAM had negotiated with AAM UK to have the Portfolio’s assets aggregated with the assets of Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused) for purposes of computing breakpoints in the new sub-advisory fee schedule. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Portfolio is expected to remain the same. The Board Members noted that as the Portfolio grows in size, the revised management and new sub-advisory fee schedules have the potential to result in additional savings for investors.

The Board Members considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to AAM UK and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. The Board Members reviewed pro forma estimated profitability information provided by TAM for TAM and its affiliates, including AAM UK. The Board Members noted that, based on assets as of May 31, 2020, there was expected to be a decrease in the net management fees retained by TAM, but an increase in overall profitability to the Transamerica/Aegon organization due to the fact that, unlike Barrow Hanley, AAM UK is an affiliated sub-adviser. The Board Members also considered TAM’s view that the Portfolio’s proposed net management fee would allow TAM to be reasonably compensated for its services. The Board Members also considered the pro forma revenue, expense and pre-distribution profit margin information provided by TAM and determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not anticipated to be excessive.

Economies of Scale. In evaluating the extent to which the Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the revised management fee schedule and new sub-advisory fee schedule lower the asset levels for the last two breakpoints, which would benefit investors as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to AAM UK in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by AAM UK from its relationship with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with AAM UK or the Portfolio, and that AAM UK had indicated it also would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Portfolio.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and AAM UK Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and voted to approve the revised management fee schedule and the AAM UK Sub-Advisory Agreement.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon Sustainable Equity Income VP

RESULTS OF SHAREHOLDER PROXY

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

A special meeting of shareholders of Transamerica Barrow Hanley Dividend Focused VP was held on November 25, 2020. The results of Proposal 1 and Proposal 2 were as follows:

Proposal 1: To approve a new sub-advisory agreement. Shareholders are being asked to approve a new sub-advisory agreement with AAM UK, an affiliate of the Portfolio’s investment manager, Transamerica Asset Management, Inc.; and

Proposal	Number of Shares
For	35,648,311
Against	1,254,979
Withheld	2,229,772

Proposal 2: To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Proposal	Number of Shares
For	33,136,644
Against	1,759,223
Withheld	4,237,195

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

In 2020, the main themes for economic growth have been the levels and magnitude of the rates of change, including the first quarter plunge to the depths of the pandemic-induced contraction to massive swings in the direction of the labor market and business activity. Still, levels in GDP, employment and activity painted a clearer picture once the dust settled – all of which were materially lower relative to 2019.

After the turbulent first quarter, the year maintained a risk-on environment as markets weighted the adverse effects of the pandemic, accommodative monetary support from the U.S. Federal Reserve, fiscal support from Congress, and optimism for the year ahead. Equities recovered from a precipitous decline in the first quarter to gain 18.40% for the year ended December 31, 2020, as measured by the S&P 500® Index. High grade, high yield, and Treasury securities gained in the mid- to high single digits for the period according to the Bloomberg Barclays US Corporate, US Corporate High Yield, and US Treasury Total Return indices, respectively. Risk-adjusted returns painted a different leadership perspective as Treasury securities and investment grade bonds led the pack, as their longer duration benefited from the fall in interest rates.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Aegon U.S. Government Securities VP, Initial Class returned 8.97%. By comparison, its benchmark, the Bloomberg Barclays Government Index, returned 7.94%.

STRATEGY REVIEW

Heading into 2020, we maintained a modest overweight to risk-based assets in the Portfolio to earn additional carry relative to its benchmark given our outlook for a relatively neutral spread environment. The first quarter got off to a promising start for the economy and the markets. However, fears began mounting late in the first quarter relating to the potential negative economic impact of the COVID-19 pandemic, leading to significant market volatility in risk-based assets and a sharp decline in interest rates. Although these market events negatively impacted relative performance for the Portfolio in the first quarter, we retained the Portfolio’s overweight to risk-based assets as we believed valuations had overshot underlying fundamental concerns. Rates remained relatively low throughout the rest of the year with modest curve steepening in the fourth quarter, and risk-based assets rebounded in the second quarter and continued to steadily improve throughout the second half of the year, ending at spread levels relatively in line with the start of the year. The Portfolio’s overweight to risk assets benefited returns from the second quarter on, leading to outperformance for the full year compared to the Bloomberg Barclays Government Index. For the year overall, carry and spread factors contributed positively to relative returns while yield curve positioning was a detractor.

The largest asset class contributors to relative carry were commercial mortgage-backed securities (“CMBS”), agency securities, asset-backed securities (“ABS”) and investment grade corporate credit. The largest contributors from a spread factor perspective were agency residential mortgage-backed securities (“RMBS”), investment grade corporate credit and CMBS. When looking at contributions to returns from duration positioning at an asset class level, the underweight allocation to Treasury securities in favor of traditionally shorter duration asset classes like agency RMBS, ABS and CMBS detracted from relative returns.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Charles Foster, CFA

Tyler A. Knight, CFA

Calvin Norris, CFA

Doug Weih, CFA

Co-Portfolio Managers:

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	75.3%
U.S. Government Obligations	25.1
Other Investment Company	12.3
Repurchase Agreement	8.7
Corporate Debt Securities	7.4
Mortgage-Backed Securities	6.7
Commercial Paper	4.7
Asset-Backed Securities	2.4
Municipal Government Obligations	0.9
Net Other Assets (Liabilities) ^	(43.5)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	9.03
Duration †	6.51

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	100.4%
AAA	18.2
AA	2.7
A	1.6
BBB	3.0
BB	0.1
Not Rated	17.5
Net Other Assets (Liabilities) ^	(43.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	8.97%	3.70%	3.34%	05/13/1994
Bloomberg Barclays Government Index (A)	7.94%	3.76%	3.26%
Service Class	8.66%	3.45%	3.08%	05/01/2003

(A) The Bloomberg Barclays Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,008.50	$3.03	$1,022.10	$3.05	0.60%
Service Class	1,000.00	1,006.30	4.24	1,020.90	4.27	0.84

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 2.4%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.85% (A), 07/25/2036	$2,762,937	$2,740,754
Dell Equipment Finance Trust Series 2019-1, Class A2, 2.78%, 08/23/2021 (B)	79,990	80,113
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1-Month LIBOR + 0.73%, 0.88% (A), 04/25/2039 (B)	1,391,145	1,382,681
Navient Student Loan Trust Series 2017-1A, Class A2, 1-Month LIBOR + 0.75%, 0.90% (A), 07/26/2066 (B)	1,011,129	1,011,474
SBA Small Business Investment Cos. Series 2012-10B, Class 1, 2.25%, 09/10/2022	846,702	861,514
SLM Student Loan Trust Series 2006-2, Class A6, 3-Month LIBOR + 0.17%, 0.38% (A), 01/25/2041	3,958,236	3,817,148
Verizon Owner Trust Series 2018-1A, Class A1A, 2.82%, 09/20/2022 (B)	281,993	283,150

Total Asset-Backed Securities (Cost $10,112,921)		10,176,834

CORPORATE DEBT SECURITIES - 7.4%
Banks - 0.4%
Bank of America Corp. Fixed until 02/13/2030, 2.50% (A), 02/13/2031, MTN	1,500,000	1,593,100
Barclays Bank PLC 10.18%, 06/12/2021 (B)	304,000	316,175

		1,909,275

Beverages - 0.1%
Constellation Brands, Inc. 3.15%, 08/01/2029	303,000	337,436

Capital Markets - 0.9%
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	1,645,000	1,817,679
Morgan Stanley
Fixed until 01/22/2030, 2.70% (A), 01/22/2031, MTN	1,500,000	1,633,129
3.75%, 02/25/2023, MTN	316,000	338,806

		3,789,614

Consumer Finance - 0.2%
Discover Financial Services 3.85%, 11/21/2022	485,000	515,808
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	298,000	307,584

		823,392

Diversified Financial Services - 2.7%
Aviation Capital Group LLC 2.88%, 01/20/2022 (B)	208,000	210,615

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Portmarnock Leasing LLC 1.74%, 10/22/2024	$ 1,068,530	$ 1,093,115
Private Export Funding Corp. 3.27%, 11/08/2021 (B)	10,000,000	10,259,859

		11,563,589

Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc. 4.02%, 12/03/2029	1,500,000	1,783,633

Food & Staples Retailing - 0.1%
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	263,000	268,471

Health Care Equipment & Supplies - 0.0% (C)
Abbott Laboratories 3.40%, 11/30/2023	184,000	199,508

Health Care Providers & Services - 0.9%
CVS Health Corp. 3.75%, 04/01/2030	1,500,000	1,745,659
Humana, Inc. 4.88%, 04/01/2030	1,500,000	1,874,189

		3,619,848

Media - 0.4%
Comcast Corp. 3.40%, 04/01/2030	1,500,000	1,734,530

Multi-Utilities - 0.4%
Consolidated Edison Co. of New York, Inc. 3.35%, 04/01/2030	1,500,000	1,718,888

Oil, Gas & Consumable Fuels - 0.1%
BP Capital Markets PLC 4.74%, 03/11/2021	263,000	265,128

Semiconductors & Semiconductor Equipment - 0.4%
NVIDIA Corp. 2.85%, 04/01/2030	1,500,000	1,687,405

Specialty Retail - 0.4%
Lowe’s Cos., Inc. 4.50%, 04/15/2030	1,500,000	1,867,151

Total Corporate Debt Securities (Cost $28,957,213)		31,567,868

MORTGAGE-BACKED SECURITIES - 6.7%
COMM Mortgage Trust
Series 2012-CR4, Class A3,
2.85%, 10/15/2045	2,544,460	2,618,943
Series 2013-CR9, Class A4,
4.22% (A), 07/10/2045	3,000,000	3,240,465
Series 2013-WWP, Class A2,
3.42%, 03/10/2031 (B)	5,000,000	5,281,677
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (A), 09/10/2035 (B)	5,000,000	5,498,059
GS Mortgage Securities Trust Series 2014-GC18, Class A4, 4.07%, 01/10/2047	3,000,000	3,253,492
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A5, 3.66%, 07/15/2045	4,535,000	4,827,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A4, 4.15% (A), 08/15/2046	$ 3,500,000	$ 3,755,768

Total Mortgage-Backed Securities (Cost $27,068,520)		28,476,269

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.9%
Texas - 0.6%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 1, 1-Month LIBOR + 1.00%, 1.16% (A), 12/01/2034	2,627,008	2,642,192

Vermont - 0.3%
Vermont Student Assistance Corp., Certificate of Obligation, 1-Month LIBOR + 0.70%, 0.85% (A), 07/28/2034	1,261,252	1,261,264

Total Municipal Government Obligations (Cost $3,881,640)		3,903,456

U.S. GOVERNMENT AGENCY OBLIGATIONS - 75.3%
Federal Farm Credit Banks Funding Corp. 2.49%, 07/27/2026	25,000,000	27,631,042
Federal Home Loan Banks
2.38%, 03/14/2025	25,000,000	27,067,425
3.25%, 11/16/2028 (D)	6,000,000	7,175,248
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.31%, 08/25/2022	5,150,000	5,294,992
3.01%, 07/25/2025	5,000,000	5,515,549
3.11%, 02/25/2023	10,000,000	10,519,941
3.19% (A), 09/25/2027	4,070,000	4,661,623
3.25% (A), 04/25/2023	7,294,000	7,717,827
3.97% (A), 01/25/2021	864,678	864,460
Federal National Mortgage Association
0.88%, 08/05/2030 (D)	8,300,000	8,145,520
2.38%, 01/19/2023	18,500,000	19,347,319
2.63%, 09/06/2024	4,000,000	4,350,488
2.88%, 09/12/2023 (D)	2,000,000	2,143,008
Government National Mortgage Association
3.98% (A), 09/20/2061	190,366	200,381
4.26% (A), 06/20/2062	232,711	253,402
4.63% (A), 07/20/2061 - 10/20/2061	13,047	13,547
4.70% (A), 10/20/2061 - 12/20/2061	15,285	16,827
Resolution Funding Corp., Principal Only STRIPS Zero Coupon, 01/15/2021 (D)	14,356,000	14,355,673
Tennessee Valley Authority
2.88%, 02/01/2027	6,000,000	6,761,468
3.50%, 12/15/2042	5,000,000	6,236,915
4.25%, 09/15/2065	15,000,000	22,631,585
4.88%, 01/15/2048	5,000,000	7,522,434
Uniform Mortgage-Backed Security
2.00%, TBA (E)	30,000,000	31,163,672
2.50%, TBA (E)	97,000,000	102,251,640

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
United States International Development Finance Corp. 5.14%, 12/15/2023	$ 4,447	$ 4,793

Total U.S. Government Agency Obligations (Cost $311,164,072)		321,846,779

U.S. GOVERNMENT OBLIGATIONS - 25.1%
U.S. Treasury - 25.1%
U.S. Treasury Bond
1.13%, 05/15/2040	6,000,000	5,696,250
2.00%, 02/15/2050	6,600,000	7,168,219
2.50%, 02/15/2045	1,000,000	1,192,539
2.88%, 05/15/2049	900,000	1,161,984
3.00%, 05/15/2042 - 02/15/2048 (D)	7,519,000	9,771,625
3.38%, 11/15/2048	500,000	702,285
3.50%, 02/15/2039	1,414,500	1,920,792
3.63%, 08/15/2043	1,814,000	2,561,850
4.50%, 02/15/2036 (D)	3,340,000	4,901,841
U.S. Treasury Note
0.25%, 11/15/2023 (D)	55,000,000	55,154,687
0.38%, 11/30/2025 (D)	5,000,000	5,007,031
0.88%, 11/15/2030 (D)	8,000,000	7,973,750
1.13%, 07/31/2021	3,947,000	3,970,127

Total U.S. Government Obligations (Cost $104,211,993)		107,182,980

COMMERCIAL PAPER - 4.7%
Diversified Financial Services - 4.7%
Bennington Stark Capital Co. LLC 0.12% (F), 01/04/2021	10,000,000	9,999,855
Ridgefield Funding Co. 0.15% (F), 01/04/2021	10,000,000	9,999,868

Total Commercial Paper (Cost $19,999,775)		19,999,723

	Shares	Value
OTHER INVESTMENT COMPANY - 12.3%
Securities Lending Collateral - 12.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (F)	52,367,843	52,367,843

Total Other Investment Company (Cost $52,367,843)		52,367,843

	Principal	Value
REPURCHASE AGREEMENT - 8.7%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2020, to be repurchased at $37,175,050 on 01/04/2021. Collateralized by a U.S. Government Obligation, 0.24%, due 01/31/2022, and with a value of $37,918,615.	$37,175,050	37,175,050

Total Repurchase Agreement (Cost $37,175,050)		37,175,050

Total Investments (Cost $594,939,027)		612,696,802
Net Other Assets (Liabilities) - (43.5)%		(185,660,350)

Net Assets - 100.0%		$427,036,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	60	03/31/2021	$7,560,156	$7,569,844	$9,688	$—
10-Year U.S. Treasury Note	92	03/22/2021	12,673,073	12,703,187	30,114	—
U.S. Treasury Ultra Bond	10	03/22/2021	2,159,090	2,135,625	—	(23,465)

Total					$39,802	$(23,465)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	(43)	03/31/2021	$(9,492,687)	$(9,501,992)	$—	$(9,305)
10-Year U.S. Treasury Ultra Note	(99)	03/22/2021	(15,540,148)	(15,479,578)	60,570	—
30-Year U.S. Treasury Bond	(35)	03/22/2021	(6,017,717)	(6,061,563)	—	(43,846)

Total					$60,570	$(53,151)

Total Futures Contracts					$100,372	$(76,616)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$10,176,834	$—	$10,176,834
Corporate Debt Securities	—	31,567,868	—	31,567,868
Mortgage-Backed Securities	—	28,476,269	—	28,476,269
Municipal Government Obligations	—	3,903,456	—	3,903,456
U.S. Government Agency Obligations	—	321,846,779	—	321,846,779
U.S. Government Obligations	—	107,182,980	—	107,182,980
Commercial Paper	—	19,999,723	—	19,999,723
Other Investment Company	52,367,843	—	—	52,367,843
Repurchase Agreement	—	37,175,050	—	37,175,050

Total Investments	$52,367,843	$560,328,959	$—	$612,696,802

Other Financial Instruments
Futures Contracts (H)	$100,372	$—	$—	$100,372

Total Other Financial Instruments	$100,372	$—	$—	$100,372

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(76,616)	$—	$—	$(76,616)

Total Other Financial Instruments	$(76,616)	$—	$—	$(76,616)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $24,323,803, representing 5.7% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $61,869,422, collateralized by cash collateral of $52,367,843 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $10,770,671. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Rates disclosed reflect the yields at December 31, 2020.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $557,763,977) (including securities loaned of $61,869,422)	$575,521,752
Repurchase agreement, at value (cost $37,175,050)	37,175,050
Cash collateral pledged at broker for:
Futures contracts	219,761
Receivables and other assets:
Net income from securities lending	3,577
Shares of beneficial interest sold	46,664
Interest	1,893,594

Total assets	614,860,398

Liabilities:
Cash collateral received upon return of:
Securities on loan	52,367,843
Securities sold short	685,000
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	132,575,486
Shares of beneficial interest redeemed	1,825,455
Investment management fees	204,317
Distribution and service fees	70,565
Transfer agent costs	770
Trustees, CCO and deferred compensation fees	1,777
Audit and tax fees	25,020
Custody fees	17,349
Legal fees	2,774
Printing and shareholder reports fees	22,304
Other accrued expenses	10,960
Variation margin payable on futures contracts	14,326

Total liabilities	187,823,946

Net assets	$427,036,452

Net assets consist of:
Capital stock ($0.01 par value)	$356,587
Additional paid-in capital	381,942,240
Total distributable earnings (accumulated losses)	44,737,625

Net assets	$427,036,452

Net assets by class:
Initial Class	$105,166,423
Service Class	321,870,029

Shares outstanding:
Initial Class	8,998,087
Service Class	26,660,587

Net asset value and offering price per share:
Initial Class	$11.69
Service Class	12.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest income	$9,188,382
Net income from securities lending	87,347

Total investment income	9,275,729

Expenses:
Investment management fees	2,689,568
Distribution and service fees:
Service Class	981,131
Transfer agent costs	7,489
Trustees, CCO and deferred compensation fees	15,621
Audit and tax fees	36,139
Custody fees	49,157
Legal fees	33,869
Printing and shareholder reports fees	31,476
Other	29,333

Total expenses	3,873,783

Net investment income (loss)	5,401,946

Net realized gain (loss) on:
Investments	21,578,217
Futures contracts	480,948

Net realized gain (loss)	22,059,165

Net change in unrealized appreciation (depreciation) on:
Investments	8,539,018
Futures contracts	252,720

Net change in unrealized appreciation (depreciation)	8,791,738

Net realized and change in unrealized gain (loss)	30,850,903

Net increase (decrease) in net assets resulting from operations	$36,252,849

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$5,401,946	$6,315,918
Net realized gain (loss)	22,059,165	5,496,300
Net change in unrealized appreciation (depreciation)	8,791,738	10,764,072

Net increase (decrease) in net assets resulting from operations	36,252,849	22,576,290

Dividends and/or distributions to shareholders:
Initial Class	(1,817,578)	(1,642,522)
Service Class	(5,932,699)	(4,580,224)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,750,277)	(6,222,746)

Capital share transactions:
Proceeds from shares sold:
Initial Class	52,020,523	19,032,564
Service Class	502,251,304	57,386,935

	554,271,827	76,419,499

Dividends and/or distributions reinvested:
Initial Class	1,817,578	1,642,522
Service Class	5,932,699	4,580,224

	7,750,277	6,222,746

Cost of shares redeemed:
Initial Class	(34,701,726)	(22,865,847)
Service Class	(443,295,705)	(238,988,049)

	(477,997,431)	(261,853,896)

Net increase (decrease) in net assets resulting from capital share transactions	84,024,673	(179,211,651)

Net increase (decrease) in net assets	112,527,245	(162,858,107)

Net assets:
Beginning of year	314,509,207	477,367,314

End of year	$427,036,452	$314,509,207

Capital share transactions - shares:
Shares issued:
Initial Class	4,488,545	1,766,104
Service Class	42,237,446	5,079,741

	46,725,991	6,845,845

Shares reinvested:
Initial Class	155,748	149,185
Service Class	491,524	402,126

	647,272	551,311

Shares redeemed:
Initial Class	(2,979,018)	(2,125,793)
Service Class	(36,861,163)	(21,630,417)

	(39,840,181)	(23,756,210)

Net increase (decrease) in shares outstanding:
Initial Class	1,665,275	(210,504)
Service Class	5,867,807	(16,148,550)

	7,533,082	(16,359,054)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$10.92	$10.45	$10.75	$11.81	$11.85

Investment operations:
Net investment income (loss) (A)	0.15	0.21	0.17	0.19	0.13	(B)
Net realized and unrealized gain (loss)	0.83	0.48	(0.15)	0.13	(0.09	)(C)

Total investment operations	0.98	0.69	0.02	0.32	0.04

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.22)	(0.32)	(0.45)	(0.08)
Net realized gains	(0.01)	—	—	(0.93)	—

Total dividends and/or distributions to shareholders	(0.21)	(0.22)	(0.32)	(1.38)	(0.08)

Net asset value, end of year	$11.69	$10.92	$10.45	$10.75	$11.81

Total return	8.97%	6.60%	0.26%	2.66%	0.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$105,166	$80,042	$78,801	$84,450	$93,570
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.59%	0.61%	0.62%	0.62%	0.61%
Including waiver and/or reimbursement and recapture	0.59%	0.61%	0.62%	0.62%	0.61	%(B)
Net investment income (loss) to average net assets	1.32%	1.92%	1.60%	1.69%	1.07	%(B)
Portfolio turnover rate	128%	44%	85%	18%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.28	$10.79	$11.07	$12.10	$12.14

Investment operations:
Net investment income (loss) (A)	0.13	0.19	0.15	0.17	0.11	(B)
Net realized and unrealized gain (loss)	0.84	0.50	(0.15)	0.12	(0.09	)(C)

Total investment operations	0.97	0.69	—	0.29	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.20)	(0.28)	(0.39)	(0.06)
Net realized gains	(0.01)	—	—	(0.93)	—

Total dividends and/or distributions to shareholders	(0.18)	(0.20)	(0.28)	(1.32)	(0.06)

Net asset value, end of year	$12.07	$11.28	$10.79	$11.07	$12.10

Total return	8.66%	6.35%	0.01%	2.36%	0.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$321,870	$234,467	$398,566	$242,695	$493,733
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.86%	0.87%	0.87%	0.86%
Including waiver and/or reimbursement and recapture	0.84%	0.86%	0.87%	0.87%	0.85	%(B)
Net investment income (loss) to average net assets	1.04%	1.67%	1.37%	1.43%	0.90	%(B)
Portfolio turnover rate	128%	44%	85%	18%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$6,469,711	$—	$—	$—	$6,469,711
U.S. Government Obligations	45,898,132	—	—	—	45,898,132
Total Securities Lending Transactions	$52,367,843	$—	$—	$—	$52,367,843
Total Borrowings	$52,367,843	$—	$—	$—	$52,367,843

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$100,372	$—	$—	$—	$—	$100,372
Total	$100,372	$—	$—	$—	$—	$100,372

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(76,616)	$—	$—	$—	$—	$(76,616)
Total	$(76,616)	$—	$—	$—	$—	$(76,616)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$480,948	$—	$—	$—	$—	$480,948
Total	$480,948	$—	$—	$—	$—	$480,948

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$252,720	$—	$—	$—	$—	$252,720
Total	$252,720	$—	$—	$—	$—	$252,720

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$13,953,933
Average notional value of contracts – short	(38,115,202)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Funds Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/ principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.55%
Over $500 million up to $1.5 billion	0.51
Over $1.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2021
Service Class	0.88	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 14,292,653	$ 617,887,418	$ 39,792,511	$ 549,692,237

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 595,023,169	$ 18,373,966	$ (700,333)	$ 17,673,633

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,750,277	$ —	$ —	$ 6,222,746	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 26,170,837	$ 2,495,009	$ —	$ —	$ (1,601,641)	$ 17,673,420

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

2020 was a year of extreme market moves. The S&P 500® Index finished the year up 18.40%, but along the way notched a drawdown of 34% followed by a market rally of 67%. However, this surging growth was uneven and highly volatile, as investors grappled with unprecedented uncertainty.

Having started the year on a positive note, equity markets set an all-time high in February, but then dramatically reversed course due to COVID-19 outbreaks spreading across the globe. As the pandemic forced most developed economies into lockdown, the S&P 500® Index saw the fastest peak to bear-market drop (a 20% decline) in its history. As a result, volatility across major equity indices also rose to the highest levels since 2008.

In late March, however, equities found a bottom, as optimism grew following the U.S. Federal Reserve’s (“Fed”) pledge to make every effort to support the economy, and Congress announced a nearly $2 trillion COVID-19 relief package. The uncertain stock market rally that followed was characterized by uneven and large daily swings, keeping risk measures like volatility elevated throughout the following months. Meanwhile, the pandemic continued to have severe impacts on the economy, leaving millions of Americans out of work and shrinking the U.S. GDP, primarily due to a dramatic decrease in consumer spending.

From September to December 2020 equity markets experienced a pronounced “W-shaped” trajectory: a twice-repeating pattern of sharp drawdowns followed by a prompt recovery of losses. First in September, the market whipsawed amidst worsening COVID-19 case-load statistics coupled with a breakdown of stimulus negotiations in the U.S. Congress. Then the second sharp drawdown occurred in October, amidst political uncertainty leading up to the U.S. presidential election. Nonetheless, a quick post-election rebound set the stage for an optimistic year-end punctuated by vaccine developments and prospects of further stimulus support.

PERFORMANCE

For the year ended December 31, 2020, Transamerica American Funds Managed Risk VP, Service Class returned 4.29%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica American Funds Managed Risk VP Blended Benchmark, returned 18.40% and 14.73%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest most of its assets in American Funds Insurance Series Asset Allocation Fund, a highly diversified portfolio that targets roughly a 60/40 split between equities and bonds, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. MMRS seeks to reshape the return distribution for the Portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is anticipated to improve returns during a sustained market decline but may detract from returns during highly volatile recoveries.

Having maintained full equity exposure during the rally at the start of the year, the Portfolio was able to participate in market gains as the market reached all-time highs in February 2020. During the following month and in response to the large market drawdown, the Portfolio significantly reduced equity exposures through short futures helping to reduce the volatility of the Portfolio. During the ensuing months, as volatility remained elevated during the recovery, the Portfolio was cautious in increasing its participation in equity markets, and experienced underperformance as a result. The series of whipsaw events in June, September, and then again at the end of October contributed to underperformance as the Portfolio was forced to repeatedly dial its defensive positions up and down amid rapidly shifting sentiment.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	97.3%
Repurchase Agreement	2.8
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	4.29%	7.13%	5.54%	05/01/2015
S&P 500® (A)	18.40%	15.22%	13.20%
Transamerica American Funds Managed Risk VP Blended Benchmark (A) (B) (C)	14.73%	11.11%	9.64%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica American Funds Managed Risk VP Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% Bloomberg Barclays US Aggregate Bond Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,099.20	$4.43	$1,020.90	$4.27	0.84%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANY - 97.3%
U.S. Mixed Allocation Fund - 97.3%
American Funds Insurance Series - Asset Allocation Fund	38,961,059	$ 1,032,468,071

Total Investment Company (Cost $870,895,287)		1,032,468,071

	Principal	Value
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp., 0.00% (A), dated 12/31/2020, to be repurchased at $29,804,885 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2022, and with a value of $30,401,029.	$ 29,804,885	29,804,885

Total Repurchase Agreement (Cost $29,804,885)		29,804,885

Total Investments (Cost $900,700,172)		1,062,272,956
Net Other Assets (Liabilities) - (0.1)%		(1,035,044)

Net Assets - 100.0%		$ 1,061,237,912

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$1,032,468,071	$—	$—	$1,032,468,071
Repurchase Agreement	—	29,804,885	—	29,804,885

Total Investments	$1,032,468,071	$29,804,885	$—	$1,062,272,956

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2020.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $870,895,287)	$1,032,468,071
Repurchase agreement, at value (cost $29,804,885)	29,804,885
Receivables and other assets:
Shares of beneficial interest sold	4,107

Total assets	1,062,277,063

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	35,444
Investment management fees	472,827
Distribution and service fees	223,032
Transfer agent costs	1,602
Trustees, CCO and deferred compensation fees	3,528
Audit and tax fees	17,598
Custody fees	26,220
Legal fees	5,362
Printing and shareholder reports fees	236,921
Other accrued expenses	16,617

Total liabilities	1,039,151

Net assets	$1,061,237,912

Net assets consist of:
Capital stock ($0.01 par value)	$891,985
Additional paid-in capital	936,756,755
Total distributable earnings (accumulated losses)	123,589,172

Net assets	$1,061,237,912

Shares outstanding	89,198,483

Net asset value and offering price per share	$11.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$17,938,641
Interest income from unaffiliated investments	83,178

Total investment income	18,021,819

Expenses:
Investment management fees	5,330,424
Distribution and service fees	2,514,351
Transfer agent costs	14,871
Trustees, CCO and deferred compensation fees	31,565
Audit and tax fees	29,264
Custody fees	84,657
Legal fees	65,558
Printing and shareholder reports fees	270,161
Other	60,826

Total expenses	8,401,677

Net investment income (loss)	9,620,142

Net realized gain (loss) on:
Unaffiliated investments	5,027,744
Capital gain distributions received from unaffiliated investment companies	4,330,404
Futures contracts	(56,235,794)

Net realized gain (loss)	(46,877,646)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	83,331,899
Translation of assets and liabilities denominated in foreign currencies	2,485

Net change in unrealized appreciation (depreciation)	83,334,384

Net realized and change in unrealized gain (loss)	36,456,738

Net increase (decrease) in net assets resulting from operations	$46,076,880

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$9,620,142	$12,212,042
Net realized gain (loss)	(46,877,646)	35,078,107
Net change in unrealized appreciation (depreciation)	83,334,384	97,615,815

Net increase (decrease) in net assets resulting from operations	46,076,880	144,905,964

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(42,806,196)	(32,083,674)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(42,806,196)	(32,083,674)

Capital share transactions:
Proceeds from shares sold	59,488,009	111,796,046
Dividends and/or distributions reinvested	42,806,196	32,083,674
Cost of shares redeemed	(60,025,275)	(22,010,819)

Net increase (decrease) in net assets resulting from capital share transactions	42,268,930	121,868,901

Net increase (decrease) in net assets	45,539,614	234,691,191

Net assets:
Beginning of year	1,015,698,298	781,007,107

End of year	$1,061,237,912	$1,015,698,298

Capital share transactions - shares:
Shares issued	5,294,993	9,851,952
Shares reinvested	3,849,478	2,885,222
Shares redeemed	(5,262,104)	(1,971,376)

Net increase (decrease) in shares outstanding	3,882,367	10,765,798

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.91	$10.48	$11.59	$10.18	$9.62

Investment operations:
Net investment income (loss) (A)	0.11	0.15	0.17	0.12	0.15	(B)
Net realized and unrealized gain (loss)	0.37	1.69	(0.81)	1.37	0.47

Total investment operations	0.48	1.84	(0.64)	1.49	0.62

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.10)	(0.07)	(0.06)
Net realized gains	(0.35)	(0.27)	(0.37)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.49)	(0.41)	(0.47)	(0.08)	(0.06)

Net asset value, end of year	$11.90	$11.91	$10.48	$11.59	$10.18

Total return	4.29%	17.81%	(5.82)%	14.62%	6.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,061,238	$1,015,698	$781,007	$703,398	$389,264
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.84%	0.83%	0.84%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.84%	0.83%	0.84%	0.82%	0.82	%(B)
Net investment income (loss) to average net assets	0.96%	1.37%	1.46%	1.11%	1.56	%(B)
Portfolio turnover rate	9%	2%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(149,658)	$(56,086,136)	$—	$—	$(56,235,794)
Total	$—	$(149,658)	$(56,086,136)	$—	$—	$(56,235,794)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – short	$(121,491,985)

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2020, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series — Asset Allocation Fund	97.19%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 88,412,162	$ 123,181,352
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 904,305,680	$ 157,967,277	$ (1)	$ 157,967,276

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 22,542,405	$ 21,349,846

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,263,924	$ 30,542,272	$ —	$ 11,188,315	$ 20,895,359	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,514,147	$ —	$ (43,892,251)	$ —	$ —	$ 157,967,276

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

12. LEGAL PROCEEDINGS (continued)

TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $30,542,272 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

American Funds Insurance Series® Annual report for the year ended December 31, 2020

American Funds Insurance Series, by Capital Group, is

the underlying investment vehicle for many variable

annuities and insurance products. For nearly 90 years,

Capital Group has invested with a long-term focus

based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

50	Global Small Capitalization Fund

57	Growth Fund

63	International Fund

68	New World Fund®

80	Blue Chip Income and Growth Fund

84	Global Growth and Income Fund

88	Growth-Income Fund

95	International Growth and Income Fund

99	Capital Income Builder®

115	Asset Allocation Fund

148	Global Balanced Fund

160	Bond Fund

180	Capital World Bond Fund®

200	High-Income Bond Fund

218	American Funds Mortgage Fund®

224	Ultra-Short Bond Fund

226	U.S. Government/AAA-Rated Securities Fund

233	Managed Risk Growth Fund

234	Managed Risk International Fund

235	Managed Risk Blue Chip Income and Growth Fund

236	Managed Risk Growth-Income Fund

238	Managed Risk Asset Allocation Fund

239	Financial statements

Fellow investors:

Global stocks, as measured by the MSCI ACWI (All Country World Index),1,2 rose 16.25% in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. Technology stocks led markets higher, gaining more than 40%, followed closely by consumer discretionary stocks. Digitally focused companies prospered as millions of homebound customers switched to online services for food, entertainment and other basic needs. Conversely, energy stocks and travel-related stocks plummeted as government-imposed lockdowns brought the global economy to a crawl.

U.S. equities showed resilience during a volatile year that included civil unrest and a contentious presidential election on top of pandemic-related pressures, ending the year at all-time highs, with an increase of 21.37% recorded by the MSCI USA Index1,3. Massive stimulus helped calm markets even as government restrictions aimed at curbing the spread of COVID-19 brought segments of the economy to a near standstill. In March, Congress passed the $2 trillion CARES Act, which included aid for individuals and businesses most economically impacted by the pandemic. A $900 billion stimulus package followed in December, after COVID-19 cases accelerated in the fall. The Federal Reserve cut rates 150 basis points in March, bringing the lower range of its target rate near zero for the first time since 2015.

European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Italy was struck hard and early by COVID-19, which then spread quickly throughout the continent, crippling key industries including tourism, banking and aircraft manufacturing. Overall, the MSCI Europe Index1,4 fell 2.21% in local currency terms. However, in U.S. dollar terms, the index registered a 5.38% gain as a weak dollar provided a currency tailwind to international equity markets. Elsewhere among developed markets, the Japanese economy entered its first recession since 2015 as the pandemic exacerbated a slowdown that began in late 2019. The Summer Olympics in Tokyo were postponed to 2021, dealing another blow to the economy. The MSCI Japan Index1,5 gained 14.48% over the year.

Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea. A weakening U.S. dollar and strengthening prices for industrial metals and oil further boosted gains, which were

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI.
[2]

The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

[3]

The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends gross of withholding taxes.

[4]

MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan. Results reflect dividends net of withholding taxes.

American Funds Insurance Series     1

led by the information technology and health care sectors. Overall, the MSCI Emerging Markets Investable Market Index1,6 bounced back from steep losses in early 2020 to finish up 18.39% for the year. Being the first country to shut down its economy and the first to reopen during the pandemic, China led the global economic rebound after quarantine measures there eased.

Government bonds advanced as central banks around the world slashed interest rates and ramped up stimulus programs in an attempt to counter the damaging effects of the pandemic. The U.S. Federal Reserve cut rates to near zero in March, launched an array of emergency lending programs, and expanded an aggressive asset purchase program. The Bloomberg Barclays U.S. Corporate Investment Grade Index7,8 and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index7,9 gained 9.89% and 7.05%, respectively. More broadly, the Bloomberg Barclays Global Aggregate Index7,10 was up 9.20%, while the Bloomberg Barclays U.S. Aggregate Index7,11 advanced 7.51%. The J.P. Morgan Emerging Markets Bond Index7,12 – Global gained 5.88%.

In foreign exchange markets, the U.S. dollar fell against the euro, the yen and most other currencies. Signaling a potential end to about a decade of dollar strength, the euro rose 9.00% against the greenback. Late in the year, the British pound staged a strong rally as Brexit negotiators approved a new trade agreement governing the relationship between the United Kingdom and the European Union.

Looking ahead

The future path for stocks remains difficult to predict, as always. Investors are currently counting on a strong economic recovery as vaccines roll out and reduce the impact of the coronavirus. They are also counting on a continuation of supportive fiscal and monetary policies from the government, with low, accommodative interest rates. We expect these assumptions to hold true, and that we will find plenty of attractive securities in this environment. Digital-enabled business trends have been accelerated due to the pandemic, and many old-technology businesses should improve as the recovery continues, so there is much to be excited about.

However, we must keep in mind that these conditions are not guaranteed. New variants of the virus may cause a temporary stall, and if interest rates rise too much, there may be a concomitant decrease in the valuation of stocks. So, we will be watching carefully as we execute our investment approach, which seeks to appropriately balance risk and return. New individual investors attracted by the strong recent results of the stock market may be surprised when a patch of volatility inevitably recurs — but with our long history and investment horizon, we will view any such occurrences as opportunities.

Our time-tested process, based on extensive research, a long-term outlook and close attention to valuation, has served investors well over time, and will continue. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 12, 2021

[6]

MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.

[7]	Source: Bloomberg Index Services Ltd.
[8]

Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified ed foreign debentures and secured notes that meet the specified ed maturity, liquidity, and quality requirements.

[9]	Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]	Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[11]	Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[12]

JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

For New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, the investment adviser is currently waiving a portion of its management fee equal to 0.18%, 0.26%, 0.10% and 0.18%, respectively, of each fund’s net assets. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. See the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified ed or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund advanced 30.79% for the 12 months ended December 31, 2020, compared with a 16.25% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Stock selection and allocation within the information technology sector were large relative return drivers. The fund’s relative weightings in ASML and TSMC benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Amazon also helped the fund’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the United States and the Netherlands were additive to results, while stocks of companies based in France and Switzerland detracted.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high quality products, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]				Lifetime	Expense
		1 year	5 years	10 years	(since April 30, 1997)	ratio

	Class 1	30.79%	16.55%	13.14%	11.01%	.56%
	Class 1A	30.49	16.27	12.86	10.74	.81
	Class 2	30.47	16.26	12.86	10.74	.81
	Class 4	30.17	15.96	12.62	10.48	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 30.04% for the 12 months ended December 31, 2020. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 16.33%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Fund holdings in the information technology and financial sectors contributed the most to relative returns. Information technology stock Cree widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care company Cortexyme detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in Brazil detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds more than 250 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

6	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]				Lifetime	Expense
		1 year	5 years	10 years	(since April 30, 1998)	ratio

	Class 1	30.04%	14.71%	9.70%	10.53%	74%
	Class 1A	29.72	14.45	9.44	10.25	.99
	Class 2	29.72	14.43	9.43	10.25	.99
	Class 4	29.39	14.15	9.17	9.98	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 52.45% for the 12 months ended December 31, 2020, compared with a 18.40% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

The fund’s top contributors in relative terms were the consumer discretionary and communication services sectors. Investments in Tesla and Netflix were additive to relative results. Tesla’s shares soared as founder Elon Musk’s effort to bring electric vehicles into the mainstream gained traction, transforming the company’s underlying financial performance.

On the downside, investments in Suncor Energy and MTU Aero Engines detracted from relative returns. The fund’s significantly lower-than-benchmark position in Apple, which proved to be a high-performing stock, also detracted from relative returns.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on the impact of COVID-recovery and stimulus measures on economic indicators. Portfolio managers continue to favor well-positioned companies with capital appreciation potential that are capable of generating outstanding returns in myriad near-term economic environments. They also remain optimistic that our global research will help us identify attractive long-term investment opportunities.

8	American Funds Insurance Series

Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]				Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	52.45%	23.06%	17.14%	13.85%	.36%
	Class 1A	52.07	22.76	16.85	13.56	.61
	Class 2	52.10	22.75	16.85	13.56	.61
	Class 3	52.20	22.83	16.93	13.64	.54
	Class 4	51.71	22.44	16.57	13.28	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund advanced 14.28% for the 12 months ended December 31, 2020, compared with a 10.65% increase in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.).

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Investments in the consumer discretionary and health care sectors boosted relative returns. MercadoLibre, the leading e-commerce site for Latin America, was among the top contributors as shares surged to fresh highs while the COVID-19 pandemic drove the adoption of online shopping in Latin America. On the downside, some investments in the industrials sector hindered relative returns. In particular, Airbus was a top relative detractor.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities especially in regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

10	American Funds Insurance Series

International Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]				Lifetime	Expense
		1 year	5 years	10 years	(since May 1, 1990)	ratio

	Class 1	14.28%	11.00%	6.94%	8.40%	.55%
	Class 1A	13.96	10.73	6.68	8.13	.80
	Class 2	13.97	10.73	6.68	8.13	.80
	Class 3	14.00	10.79	6.75	8.21	.73
	Class 4	13.66	10.45	6.43	7.87	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 23.89% for the 12 months ended December 31, 2020. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 16.25%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 18.31%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The fund’s relative returns outpaced emerging markets in general. Investments in the communication services and consumer staples sectors were beneficial to the fund. MercadoLibre, the leading e-commerce site for Latin America, was among the top contributors as shares surged to fresh highs while the COVID-19 pandemic drove the adoption of online shopping in Latin America. On the downside, a position in Societe Generale detracted from relative returns, as its performance lagged the general market.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

12	American Funds Insurance Series

New World Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since June 17, 1999)	expense ratio	expense ratio

	Class 1	23.89%	13.62%	6.80%	9.16%	.77%	.59%
	Class 1A	23.63	13.34	6.54	8.89	1.02	.84
	Class 2	23.58	13.33	6.54	8.89	1.02	.84
	Class 4	23.29	13.05	6.28	8.62	1.27	1.09

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 9.04% for the 12 months ended December 31, 2020, trailing the 18.40 % rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Among the fund’s top contributors to relative returns was Broadcom. The semiconductor and wireless company added the most to relative returns, boosted by strong financial results, including revenues of $23.9 billion in fiscal 2020, up 6% over fiscal 2019. Another top contributor was Carrier Global, where sales growth was largely driven by record demand for residential HVAC products in North America.

On the downside, investments in the energy sector were a drag on results. Energy lagged all other sectors as a significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history over fears of dwindling storage capacity. Within the sector, investments in Exxon Mobil and Diamondback Energy hurt results. While overall results lagged the market, we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, recovery from the pandemic, economic stimulus and the resulting implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Blue Chip Income and Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[3]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since July 5, 2001)	expense ratio	expense ratio

	Class 1	9.04%	11.14%	11.18%	6.82%	.43%	.27%
	Class 1A	8.79	10.89	10.91	6.56	.91	.68
	Class 2	8.68	10.85	10.90	6.55	.68	.52
	Class 4	8.47	10.58	10.68	6.32	.93	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC.

[2] Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

[3] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 9.03% for the 12 months ended December 31, 2020, compared with a 16.25% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The fund’s relative performance benefited from specific stock selection, particularly within the information technology and energy sectors. Information technology firm TSMC was the top contributor to results. On the downside, some investments in the industrials sector hindered relative returns. In particular, Airbus was the top relative detractor.

On a country basis, holdings in Taiwan and Australia contributed the most to relative returns, and holdings in the U.S. and France were a drag on returns.

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. However, we expect that some sectors’ businesses and companies’ share prices, particularly hard-hit by COVID-19, will recover in the medium term as vaccinations are rolled out globally in 2021. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including in emerging markets.

16	American Funds Insurance Series

Global Growth and Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 1, 2006)	expense ratio	expense ratio

	Class 1	9.03%	12.05%	9.83%	7.66%	.66%	.43%
	Class 1A	8.78	11.81	9.58	7.40	.91	.68
	Class 2	8.73	11.76	9.56	7.39	.91	.68
	Class 4	8.55	11.48	9.31	7.14	1.16	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 13.81% for the 12 months ended December 31, 2020, compared with a 18.40% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Regarding the fund, investments in the communication services sector contributed the most to the fund’s relative returns. Among these stocks, Netflix added the most to the fund’s relative results as shares soared while stay-at-home orders spurred demand for internet-streaming media. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

18	American Funds Insurance Series

Growth-Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]				Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	13.81%	14.22%	13.02%	11.52%	.30%
	Class 1A	13.55	13.95	12.75	11.25	.55
	Class 2	13.54	13.93	12.74	11.24	.55
	Class 3	13.60	14.01	12.82	11.32	.48
	Class 4	13.25	13.65	12.47	10.97	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund advanced 6.24% for the 12 months ended December 31, 2020, compared with a 10.65% increase in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The top contributors to the fund’s relative returns were the communication services and utilities sectors due in part to good stock selection. Health care stock Daiichi Sankyo was the top contributor to the fund’s relative returns as it benefited from positive sentiment on Daiichi Sankyo’s sales of mainstay products. The company also indicated it was aiming to initiate clinical studies for an mRNA coronavirus vaccine candidate in March 2021.

On the downside, investments in the industrials and information technology sectors detracted from the fund’s relative returns. Among energy stocks, Royal Dutch Shell was one of the fund’s biggest drags on returns as shares fell sharply when oil prices plummeted, a result of decreasing demand brought about by a pandemic-induced slump in global economic growth.

The fund’s portfolio managers follow global economic and geopolitical uncertainties with an aim to preserve value in any potential market correction while preparing to take advantage of buying opportunities as they arise.

20	American Funds Insurance Series

International Growth and Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]			Lifetime		Expense
		1 year	5 years	10 years (since November 18, 2008)		ratio

	Class 1	6.24%	8.20%	5.69%	9.06%	.68%
	Class 1A	5.98	7.95	5.44	8.80	.93
	Class 2	6.01	7.94	5.43	8.79	.93
	Class 4	5.73	7.67	5.20	8.55	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 4.64% for the 12 months ended December 31, 2020. During the same period, the MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 16.25%. The Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/ Baa and above) fixed-rate bond market, gained 7.51%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 gained 14.28%. Effective May 1, 2021, the fund has elected to use the 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time. The Lipper Global Equity Income Funds Average4, a measure of similar funds, was up 2.51%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

In the equity portfolio, the top contributors in relative terms were the financials and real estate sectors. Semiconductor and wireless company Broadcom added the most to relative returns, boosted by strong financial results, including revenues of $23.9 billion in fiscal 2020, up 6% over fiscal 2019.

On the downside, the consumer discretionary sector was a drag on relative returns. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year. The fund’s fixed income portfolio added to relative returns, due to duration, sector positioning and security selection.

Despite expectations for a gradual lessening of the impact of the COVID-19 pandemic, the current market environment continues to be characterized by significant uncertainty. Anticipation is strong for central bankers and legislatures to do everything in their power to maintain economic growth, but the fund’s portfolio managers continue to seek to avoid companies that take on inappropriate levels of debt to pay dividends and are focused instead on identifying companies with strong business models and a commitment to paying and growing dividends over time.

22	American Funds Insurance Series

Capital Income Builder®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[5]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2014)	expense ratio	expense ratio

	Class 1	4.64%	6.35%	4.55%	.53%	.28%
	Class 1A	4.38	6.09	4.29	.78	.53
	Class 2	4.48	6.13	4.39	.78	.53
	Class 4	4.11	5.84	4.03	1.03	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

¹  Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]  Source: Bloomberg Index Services Ltd.

[3]  Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[4]  Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

[5]  Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 12.71% for the 12 months ended December 31, 2020. Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 18.40% over the same period, while the Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 7.51%. A blend of the two indexes, the 60%/40% S&P 500 Index/ Bloomberg Barclays U.S. Aggregate Index3, gained 14.73%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Investments in the technology sector —the fund’s largest sector holding — contributed to the fund’s relative returns. Within the sector, TSMC and ASML Holding contributed to relative results with double-digit returns that outpaced the general market.

On the downside, commercial aerospace company Boeing detracted from relative returns as shares slumped in the face of unprecedented disruptions arising from the COVID-19 pandemic. The fund’s fixed income investments were additive to relative returns due to sector positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market/sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

24	American Funds Insurance Series

Asset Allocation Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[4]
					Lifetime	Expense
		1 year	5 years	10 years	(since August 1,1989)	ratio

	Class 1	12.71%	10.86%	10.19%	8.76%	.30%
	Class 1A	12.43	10.60	9.92	8.49	.55
	Class 2	12.46	10.59	9.91	8.49	.55
	Class 3	12.50	10.66	9.99	8.57	.48
	Class 4	12.16	10.31	9.68	8.23	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]  Source: S&P Dow Jones Indices LLC.

[2]  Source: Bloomberg Index Services Ltd.

[3]  Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

[4]Periods greaterthan one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 10.53% for the 12 months ended December 31, 2020. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 16.25%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), increased 9.20%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, gained 14.05%. Effective May 1, 2021, the fund has elected to use the 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Stock selection in the financials sector was additive to relative returns. Investments in information technology firms TSMC and ASML Holding were top contributors to results. Despite COVID-19-related supply-side disruptions, 5G, artificial intelligence and high-performance computing continued to underpin long-term demand for ASML’s extreme ultraviolet lithography products. The fund’s fixed income investments also helped relative returns, with sector positioning, duration and curve being among the additive factors. On the downside, stock selection in the consumer staples and health care sectors detracted from relative returns. An investment in aerospace firm Boeing was a drag on results as it faced unprecedented disruption arising from the pandemic, as well as uncertainty over recertification of the 737 MAX for much of the year. In fixed income, unhedged currency, particularly in euro-denominated bonds, also detracted from relative returns.

Portfolio managers continue to monitor cross-border trade discussions that could have negative economic implications due to a possible reduction in global trade. Further considerations include continued easing by monetary authorities and the possibility of increased fiscal stimulus in a number of countries. Portfolio managers continue to focus on global research and stock-by-stock, bottom-up fundamental analysis.

26	American Funds Insurance Series

Global Balanced Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[4]
				Lifetime	Expense
		1 year	5 years	(since May 2, 2011)	ratio

	Class 1	10.53%	9.57%	6.90%	.72%
	Class 1A	10.25	9.34	6.65	.97
	Class 2	10.30	9.30	6.63	.97
	Class 4	10.00	9.03	6.49	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

[2]Source: Bloomberg Index Services Ltd.

[3] Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 9.96% for the 12 months ended December 31, 2020. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index1, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 7.51%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

The fund benefitted from security selection, sector selection and duration positioning. Within sector selection, overweights in investment-grade corporates and agency mortgage backed securities helped relative results. Also, out-of-benchmark investments in Treasury Inflation Protected Securities (TIPS) and high-yield bonds all added to relative returns. Within security selection, bonds issued by Teva Pharmaceutical were notable contributors. Municipal issuers such as the State of Illinois and Chicago Board of Education detracted over the period.

Valuations have largely recovered from the lows seen in March. Consequently, managers have begun reducing risk in the portfolio and will likely continue if valuations improve further. This will enable managers to take advantage of future volatility by purchasing bonds when prices look more attractive at that time. With interest rates at relatively low levels and the Fed holding short-term rates near zero, managers expect longer term yields to rise as the economic backdrop improves.

Managers believe that stimulative fiscal and monetary policy should help to keep U.S. economic growth positive. Although the portfolio is positioned toward an economic recovery, managers anticipate a high level of uncertainty and a fragile state of the economy. As such, careful, research-driven security selection will continue to be an important driver of future investment results.

28	American Funds Insurance Series

Bond Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since January 2, 1996)	expense ratio	expense ratio

	Class 1	9.96%	5.20%	4.18%	4.93%	.40%	.21%
	Class 1A	9.68	4.94	3.92	4.67	.65	.46
	Class 2	9.73	4.92	3.92	4.67	.65	.46
	Class 4	9.38	4.66	3.67	4.41	.90	.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund gained 10.17% for the 12 months ended December 31, 2020. This outpaced the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index1, which measures global investment-grade bonds (rated BBB/Baa and above) and increased 9.20%.

Government bonds advanced as central banks around the world slashed interest rates and ramped up stimulus programs in an attempt to counter the damaging effects of the pandemic. The U.S. Federal Reserve cut rates to near zero in March and launched an array of emergency lending programs as part of its COVID-19 response. The Treasury curve steepened amid declining yields.

Sector and security selection contributed positively to the fund’s relative returns over the period. The fund managers favored credits from Southern Europe and Eastern Europe, of which Greece and Romania were among top contributors to returns. Diversified exposures to local emerging markets, such as Mexico, also added to results. Government bonds from France and Brazil were among individual detractors to relative returns.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where sovereign, corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

30	American Funds Insurance Series

Capital World Bond Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[3]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since October 4, 2006)	expense ratio	expense ratio

	Class 1	10.17%	5.35%	3.30%	4.49%	.58%	.48%
	Class 1A	9.89	5.12	3.06	4.24	.83	.73
	Class 2[4]	9.90	5.10	3.04	4.22	.83	.73
	Class 4	9.62	4.84	2.83	4.00	1.08	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd.

[2] Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

[3] Periods greater than one year are annualized.

[4] Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 8.21% for the 12 months ended December 31, 2020. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was up 7.05%.

Credit markets rebounded sharply from their pandemic lows, supported by extraordinary measures from the Federal Reserve and other global central banks. The Federal Reserve reduced interest rates to near-zero in March and launched an array of emergency programs that included purchasing corporate bonds. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels, after increasing dramatically during the early stages of the pandemic.

Sector and security selection contributed positively to the fund’s relative returns over the period. In particular, security selection within the consumer non-cyclical sector was additive to results. Conversely, investments within the energy sector detracted from relative returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market and that ongoing fiscal and monetary support — combined with synchronous global growth as economies gradually reopen — will mitigate adverse impacts of the pandemic. We continue to monitor these themes and believe that high-yield bonds will be supported by stronger economic growth and central bank policies.

32	American Funds Insurance Series

High-Income Bond Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since February 8,1984) expense ratio		expense ratio

	Class 1	8.21%	8.59%	5.83%	8.65%	.52%	.33%
	Class 1A	7.94	8.35	5.58	8.39	.77	.58
	Class 2	7.94	8.34	5.57	8.38	.77	.58
	Class 3	7.93	8.39	5.63	8.46	.70	.51
	Class 4	7.74	8.05	5.35	8.13	1.02	.83

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund gained 6.98% for the 12 months ended December 31, 2020, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 3.87%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

Duration and curve positioning, as well as sector and security selection, all contributed to the fund’s relative returns over the period. The fund benefited from a lower-than-benchmark weighting in mortgages. On the downside, duration positioning in IRS swaps detracted from relative results.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund providing current income and protecting capital. Rate hikes in the near future are unlikely as the Federal Reserve looks to extend economic expansion and raise inflation closer to its stated “strong commitment” for a symmetric target of 2%. Due to the Fed’s interest policy and market optimism with respect to economic growth, the Treasury yield curve steepened considerably in 2020. The fund positioning is intended to provide some stability if we experience another bout of weakness in equity or credit markets. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34	American Funds Insurance Series

American Funds Mortgage Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]
				Lifetime	Gross	Net
		1 year	5 years	(since May 2, 2011)	expense ratio	expense ratio

	Class 1	6.98%	3.34%	3.12%	.48%	.27%
	Class 1A	6.63	3.08	2.86	.73	.52
	Class 2	6.72	3.08	2.86	.73	.52
	Class 4	6.38	2.82	2.66	.98	.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.34% for the 12 months ended December 31, 2020, compared with a 1.31% rise in the Bloomberg Barclays Short-Term Government/Corporate Index1, which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

Short-term interest rates are near zero and have been since the Federal Reserve cut rates in March. The current low interest rate environment may persist, as uncertainty regarding the coronavirus continues even with positive news on the vaccine front.

36	American Funds Insurance Series

Ultra-Short Bond Fund  (continued)

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]
					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	0.34%	0.91%	0.34%	3.31%	0.37%
	Class 1A	0.32	0.86	0.19	3.08	0.62
	Class 2	0.03	0.65	0.08	3.05	0.62
	Class 3	0.13	0.74	0.16	3.12	0.55
	Class 4	-0.25	0.40	-0.09	2.81	0.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s	Commercial paper	71.5%
assets were	Federal agency bills & notes	16.2
invested as of	U.S. Treasury bills	11.4
December 31, 2020	Other assets less liabilities	.9
	Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 10.09% for the 12 months ended December 31, 2020, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 6.36%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

During the period, the fund’s duration and mortgage positioning were additive to results. On the downside, duration positioning in IRS swaps detracted from relative results.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. Rate hikes in the near future are unlikely as the Federal Reserve looks to extend economic expansion and raise inflation closer to its stated “strong commitment” symmetric target of 2%. Due to the Fed’s interest policy and market optimism with respect to economic growth, the Treasury yield curve steepened considerably in 2020. The fund positioning is intended to provide some stability if we experience another bout of weakness in equity or credit markets.

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since December 2, 1985)	expense ratio	expense ratio

	Class 1	10.09%	3.93%	3.37%	5.83%	.39%	.23%
	Class 1A	9.75	3.70	3.12	5.57	.64	.48
	Class 2	9.80	3.67	3.10	5.57	.64	.48
	Class 3	9.91	3.76	3.18	5.64	.57	.41
	Class 4	9.48	3.42	2.90	5.32	.89	.73

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd.

[2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2020

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 32.45% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate Aggressive1 was up 6.92%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in consumer discretionary and communication services sectors were top contributors to relative returns, while its cash holdings detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	32.45%	15.97%	12.65%	.74%	.69%
	Class P2	32.03	15.64	12.32	.99	.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 3.13% for the 12 months ended December 31, 2020, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive1, which was flat at 0.00%. The MSCI ACWI (All Country World Index) ex USA2, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), increased 10.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the consumer discretionary and health care sectors were additive to relative returns, while stock selection in the industrials sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	3.13%	6.60%	3.84%	.94%	.86%
	Class P2	2.80	6.19	3.46	1.19	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

[3] Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 0.93% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate1 gained 7.01%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the financials sector was additive to relative returns, while stock selection in the energy sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	-0.93%	6.68%	6.01%	.68%	.63%
	Class P2	-1.25	6.32	5.64	.93	.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 9.85% for the 12 months ended December 31, 2020, compared to the S&P 500 Managed Risk Index – Moderate1, which rose 7.01%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s stock selection in the communication services sector was a top contributor to relative returns, while stock selection in the information technology sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	9.85%	10.58%	9.08%	.68%	.63%
	Class P2	9.58	10.27	8.76	.93	.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 6.10% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate Conservative1 was up 7.20%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the real estate and information technology sectors were top contributors to relative returns, while stock selection in the energy and industrials sectors detracted from relative results.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2020[4]
				Lifetime	Gross	Net
		1 year	5 years	(since September 28, 2012)	expense ratio	expense ratio

	Class P1	6.10%	8.17%	7.77%	.70%	.65%
	Class P2	5.88	7.91	7.51	.95	.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Source: Bloomberg Index Services Ltd.

[4] Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2020

Common stocks 93.72%		Shares	Value (000)
Information technology 31.71%	ASML Holding NV1	591,992	$286,087
	ASML Holding NV (New York registered) (ADR)	464,300	226,449
	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	24,817,000	466,100
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	280,000	30,531
	Microsoft Corp.	1,902,900	423,243
	Paycom Software, Inc.[2]	357,000	161,453
	Adyen NV1,2	61,500	143,105
	PayPal Holdings, Inc.[2]	490,000	114,758
	Visa Inc., Class A	515,000	112,646
	Broadcom Inc.	233,350	102,172
	PagSeguro Digital Ltd., Class A2	1,340,900	76,270
	Adobe Inc.[2]	135,000	67,516
	Zendesk, Inc.[2]	454,000	64,977
	Samsung Electronics Co., Ltd.[1]	785,100	58,676
	Amphenol Corp., Class A	373,500	48,843
	Keyence Corp.[1]	72,300	40,689
	EPAM Systems, Inc.[2]	105,240	37,713
	Advanced Micro Devices, Inc.[2]	301,500	27,651
	Mastercard Inc., Class A	67,500	24,094
	TeamViewer AG1,2	428,000	22,922
	Hexagon AB, Class B1	240,000	21,855
	Amadeus IT Group SA, Class A, non-registered shares[1]	212,301	15,370
	Worldline SA, non-registered shares[1,2]	152,800	14,779
	Network International Holdings PLC[1,2]	3,173,000	14,168
	Jack Henry & Associates, Inc.	69,400	11,242

			2,613,309

Consumer discretionary 20.46%	Amazon.com, Inc.[2]	145,050	472,419
	Alibaba Group Holding Ltd.[1,2]	5,241,300	153,138
	Chipotle Mexican Grill, Inc.[2]	107,400	148,933
	Just Eat Takeaway (GBP denominated)[1,2]	640,914	72,424
	Just Eat Takeaway (EUR denominated)[1,2]	347,000	39,116
	LVMH Moët Hennessy-Louis Vuitton SE1	158,900	99,286
	Ocado Group PLC[1,2]	2,881,000	90,274
	Domino’s Pizza, Inc.	156,800	60,127
	NIKE, Inc., Class B	383,100	54,197
	Floor & Decor Holdings, Inc., Class A2	546,500	50,742
	Prosus NV1	447,800	48,171
	Renault SA1,2	1,100,000	48,132
	MercadoLibre, Inc.[2]	16,400	27,474
	Meituan, Class B1,2	699,700	26,761
	Naspers Ltd., Class N1	122,700	25,113
	Home Depot, Inc.	92,275	24,510
	Sony Corp.[1]	243,000	24,432
	MGM China Holdings, Ltd.[1,3]	12,708,000	21,841
	Peugeot SA1,2	761,800	20,848
	XPeng Inc., Class A (ADR)[2,3]	445,100	19,064
	Delivery Hero SE1,2	118,000	18,315
	Wynn Macau, Ltd.[1,2]	10,510,400	17,672
	Flutter Entertainment PLC (EUR denominated)[1]	84,650	17,339
	JD Health International Inc.[1,2,3]	893,550	17,289
	IDP Education Ltd.[1]	1,119,000	17,141
	EssilorLuxottica[1]	102,335	15,960
	Melco Resorts & Entertainment Ltd. (ADR)	835,000	15,489
	Moncler SpA[1,2]	217,370	13,296
	THG Holdings PLC[1,2]	1,026,870	10,965
	Marriott International, Inc., Class A	74,000	9,762
	Airbnb, Inc., Class A2	41,500	6,092

			1,686,322

46	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care 11.35%	UnitedHealth Group Inc.	276,800	$97,068
	DexCom, Inc.[2]	253,000	93,539
	Mettler-Toledo International Inc.[2]	65,000	74,079
	AstraZeneca PLC[1]	674,300	67,369
	Pfizer Inc.	1,699,000	62,540
	Fisher & Paykel Healthcare Corp. Ltd.[1]	2,550,000	60,555
	Cigna Corp.	290,214	60,417
	NovoCure Ltd.[2]	340,000	58,834
	Merck & Co., Inc.	620,000	50,716
	Regeneron Pharmaceuticals, Inc.[2]	98,300	47,490
	Tandem Diabetes Care, Inc.[2]	285,000	27,269
	Danaher Corp.	110,000	24,435
	Humana Inc.	55,000	22,565
	Zoetis Inc., Class A	130,000	21,515
	Bayer AG1	363,860	21,387
	Catalent, Inc.[2]	200,000	20,814
	bioMérieux SA1	135,000	19,038
	Olympus Corp.[1]	796,800	17,442
	Novartis AG1	165,600	15,641
	Rede D’Or Sao Luiz SA2	1,060,000	13,938
	Sanofi[1]	135,000	13,044
	Teladoc Health, Inc.[2]	63,600	12,717
	Vertex Pharmaceuticals Inc.[2]	49,500	11,699
	GN Store Nord AS1	115,500	9,180
	Coloplast A/S, Class B1	55,750	8,516
	Viatris Inc.[2]	179,542	3,365

			935,172

Financials 9.80%	AIA Group Ltd.[1]	12,338,700	151,984
	Tradeweb Markets Inc., Class A	1,685,360	105,251
	Kotak Mahindra Bank Ltd.[1,2]	3,704,500	101,380
	MarketAxess Holdings Inc.	151,400	86,383
	JPMorgan Chase & Co.	438,700	55,746
	AXA SA1	1,692,893	40,614
	Prudential PLC[1]	1,773,082	32,728
	Citigroup Inc.	497,600	30,682
	Moscow Exchange MICEX-RTS PJSC[1]	12,640,000	27,274
	CME Group Inc., Class A	144,437	26,295
	Société Générale[1,2]	1,011,450	21,071
	BlackRock, Inc.	26,500	19,121
	Willis Towers Watson PLC	73,000	15,380
	HDFC Life Insurance Company Ltd.[1,2]	1,589,691	14,746
	FinecoBank SpA[1,2]	893,000	14,573
	QBE Insurance Group Ltd.[1]	2,132,000	14,036
	Bank of America Corp.	385,000	11,669
	Macquarie Group Ltd.[1]	101,500	10,845
	Lufax Holding Ltd. (ADR)[2,3]	680,000	9,656
	Sberbank of Russia PJSC (ADR)[1]	645,500	9,305
	Banco Santander, SA1,2	2,946,020	9,147

			807,886

Communication services 7.24%	Alphabet Inc., Class A2	95,500	167,377
	Alphabet Inc., Class C2	63,852	111,861
	Tencent Holdings Ltd.[1]	2,028,000	148,180
	Facebook, Inc., Class A2	395,600	108,062
	Altice USA, Inc., Class A2	751,200	28,448
	Sea Ltd., Class A (ADR)[2]	95,851	19,079
	Twitter, Inc.[2]	252,000	13,646

			596,653

American Funds Insurance Series	47

Global Growth Fund   (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples 6.07%	British American Tobacco PLC[1]	2,921,900	$ 108,680
	Kweichow Moutai Co., Ltd., Class A1	269,957	82,496
	Philip Morris International Inc.	919,500	76,125
	Nestlé SA1	495,497	58,334
	Keurig Dr Pepper Inc.	1,624,000	51,968
	Altria Group, Inc.	1,248,500	51,189
	Walgreens Boots Alliance, Inc.	657,651	26,227
	Associated British Foods PLC[1,2]	595,000	18,435
	Costco Wholesale Corp.	42,170	15,889
	Mondelez International, Inc.	192,000	11,226

			500,569

Industrials 3.51%	MTU Aero Engines AG1	167,000	43,512
	Airbus SE, non-registered shares[1,2]	327,000	35,921
	DSV Panalpina A/S1	201,000	33,638
	Alliance Global Group, Inc.[1]	135,603,500	29,946
	GT Capital Holdings, Inc.[1]	2,454,611	29,915
	Safran SA1,2	164,000	23,259
	NIBE Industrier AB, Class B1	685,000	22,494
	Nidec Corp.[1]	149,100	18,786
	SMC Corp.[1]	22,500	13,741
	General Electric Co.	1,260,000	13,608
	Country Garden Services Holdings Co., Ltd.[1]	2,003,000	13,586
	Boeing Company	51,300	10,981

			289,387

Materials 1.84%	Sherwin-Williams Company	153,900	113,103
	Shin-Etsu Chemical Co., Ltd.[1]	119,500	20,920
	Koninklijke DSM NV1	101,700	17,519

			151,542

Energy 1.10%	Reliance Industries Ltd.[1]	1,807,924	49,250
	Reliance Industries Ltd., interim shares[1]	106,956	1,640
	Gazprom PJSC (ADR)[1]	4,173,000	23,198
	LUKOIL Oil Co. PJSC (ADR)[1]	246,300	16,794

			90,882

Real estate 0.41%	Goodman Logistics (HK) Ltd. REIT[1]	1,276,503	18,621
	ESR Cayman Ltd.[1,2]	4,100,000	14,735

			33,356

Utilities 0.23%	Ørsted AS1	91,250	18,663

	Total common stocks (cost: $3,554,514,000)		7,723,741

Preferred securities 2.90%
Health care 1.84%	Sartorius AG, nonvoting preferred, non-registered shares[1]	360,500	151,100

Information technology 1.06%	Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	1,289,000	87,500

	Total preferred securities (cost: $70,623,000)		238,600

48	American Funds Insurance Series

Global Growth Fund  (continued)

Short-term securities 3.87%	Principal amount (000)	Value (000)

Commercial paper 2.12%
Toronto-Dominion Bank 0.19% due 1/19/2021[4]	$ 100,000	$ 99,993
NRW.Bank 0.21% due 1/22/2021[4]	59,000	58,995
LVMH Moët Hennessy Louis Vuitton Inc. 0.15% due 1/14/2021[4]	16,000	15,999

		174,987

	Shares

Money market investments 1.75%
Capital Group Central Cash Fund 0.12%[5,6]	1,256,834	125,696
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	18,274,600	18,274

		143,970

Total short-term securities (cost: $318,936,000)		318,957

Total investment securities 100.49% (cost: $3,944,073,000)		8,281,298
Other assets less liabilities (0.49)%		(40,328)

Net assets 100.00%		$ 8,240,970

Investments in affiliates[6]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)

Short-term securities 1.53%
Money market investments 1.53%
Capital Group Central Cash Fund 0.12%[5]	$137,140	$1,204,128	$1,215,496	$170	$(246)	$125,696	$973

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,662,002,000, which represented 44.44% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $21,446,000, which represented .26% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]

Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $174,987,000, which represented 2.12% of the net assets of the fund.

[5]	Rate represents the seven-day yield at 12/31/2020.
[6]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

GBP = British pounds

See notes to financial statements.

American Funds Insurance Series	49

Global Small Capitalization Fund

Investment portfolio December 31, 2020

Common stocks 95.25%		Shares	Value (000)
Information technology 27.03%	Cree, Inc.[1]	1,356,800	$143,685
	Ceridian HCM Holding Inc.[1]	730,900	77,885
	Net One Systems Co., Ltd.[2]	1,855,865	65,640
	BE Semiconductor Industries NV2	801,930	48,310
	Kingdee International Software Group Co. Ltd.[2]	11,717,074	48,085
	PAR Technology Corp.[1,3]	700,482	43,983
	SimCorp AS2	265,750	39,473
	Unimicron Technology Corp.[2]	12,305,000	38,529
	Appfolio, Inc., Class A1	203,903	36,711
	Inphi Corp.[1]	215,191	34,532
	Avast PLC[2]	4,532,443	33,340
	Silergy Corp.[2]	383,740	32,898
	Avalara, Inc.[1]	194,419	32,058
	C3.ai, Inc., Class A1,3	229,200	31,801
	Qorvo, Inc.[1]	190,000	31,591
	Lightspeed POS Inc., subordinate voting shares[1]	443,300	31,204
	Skillz Inc., Class A1,2,4	1,399,676	24,914
	Euronet Worldwide, Inc.[1]	167,890	24,331
	Smartsheet Inc., Class A1	337,600	23,392
	Bentley Systems, Inc., Class B	563,300	22,819
	Pegasystems Inc.	169,591	22,600
	Nuance Communications, Inc.[1]	499,400	22,019
	Globant SA1	101,000	21,979
	SUMCO Corp.[2]	999,000	21,934
	Carel Industries SpA[2]	929,751	21,804
	Anaplan, Inc.[1]	295,733	21,248
	Alteryx, Inc., Class A1	173,000	21,070
	MACOM Technology Solutions Holdings, Inc.[1]	380,000	20,915
	AI inside Inc.[1,2]	27,813	19,667
	Nordic Semiconductor ASA[1,2]	1,196,967	19,159
	LEM Holding SA2	9,570	18,679
	Paycom Software, Inc.[1]	40,000	18,090
	Bechtle AG, non-registered shares[2]	77,700	16,945
	Oneconnect Financial Technology Co., Ltd. (ADR)[1]	830,436	16,368
	Network International Holdings PLC[1,2]	3,434,882	15,338
	Silicon Laboratories Inc.[1]	115,900	14,759
	Keywords Studios PLC[1,2]	350,000	13,734
	SoftwareONE Holding AG2	449,700	13,300
	JFrog Ltd.[1,3]	209,100	13,138
	ON Semiconductor Corp.[1]	395,000	12,928
	Aspen Technology, Inc.[1]	93,100	12,126
	Tanla Platforms Ltd.[2]	1,339,330	12,106
	Asana, Inc., Class A1	401,900	11,876
	Cognex Corp.	136,300	10,943
	Rapid7, Inc.[1]	121,000	10,909
	Nuvei Corp., subordinate voting shares[1]	173,200	10,432
	Computer Services, Inc.	163,500	9,712
	Paya Holdings Inc., Class A1,3	667,000	9,058
	MongoDB, Inc., Class A1	25,000	8,976
	SHIFT Inc.[1,2]	63,700	8,799
	Renishaw PLC[1,2]	100,000	7,876
	Globalwafers Co., Ltd.[2]	311,000	7,870
	DocuSign, Inc.[1]	34,300	7,625
	QAD Inc., Class A	115,350	7,288
	ALTEN SA, non-registered shares[1,2]	63,900	7,238
	Megaport Ltd.[1,2]	650,000	7,134
	Okta, Inc., Class A1	27,263	6,932
	INFICON Holding AG2	7,397	6,748
	Allegro Microsystems, Inc.[1]	246,500	6,572
	Coupa Software Inc.[1]	18,000	6,100
	BigCommerce Holdings, Inc., Series 1[1,3]	90,000	5,773
	SVMK Inc.[1]	221,600	5,662

50	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	Pexip Holding ASA[1,2,3]	676,082	$ 5,193
	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H2	3,605,500	4,827
	Tyro Payments Ltd.[1,2,3]	1,727,332	4,251
	Appen Ltd.[2]	162,863	3,117

			1,435,998

Health care 22.94%	Insulet Corp.[1]	567,720	145,126
	Haemonetics Corp.[1]	796,700	94,608
	Allakos Inc.[1]	586,080	82,051
	Notre Dame Intermédica Participações SA	4,089,700	61,682
	WuXi Biologics (Cayman) Inc.[1,2]	4,236,000	56,424
	GW Pharmaceuticals PLC (ADR)[1]	473,768	54,678
	iRhythm Technologies, Inc.[1]	213,120	50,554
	Mani, Inc.[2]	1,808,129	49,243
	CanSino Biologics Inc., Class H1,2	2,132,400	48,805
	Ultragenyx Pharmaceutical Inc.[1]	325,474	45,055
	Applied Molecular Transport Inc.[1,3]	1,365,957	42,030
	Health Catalyst, Inc.[1]	922,700	40,165
	Integra LifeSciences Holdings Corp.[1]	602,696	39,127
	PRA Health Sciences, Inc.[1]	257,150	32,257
	New Frontier Health Corp., Class A1	3,422,000	29,429
	Kronos Bio, Inc.[1,2]	619,195	17,386
	Kronos Bio, Inc.[1]	387,795	11,583
	Globus Medical, Inc., Class A1	434,000	28,305
	CompuGroup Medical SE & Co. KGaA[2]	277,700	26,669
	GVS SpA[1,2]	1,350,919	25,165
	Allogene Therapeutics, Inc.[1]	947,234	23,908
	Nevro Corp.[1]	128,100	22,174
	Cortexyme, Inc.[1,3]	759,458	21,098
	CONMED Corp.	157,000	17,584
	Max Healthcare Institute Ltd.[1,2]	8,885,394	17,116
	Amplifon SpA[1,2]	401,700	16,646
	Guardant Health, Inc.[1]	119,227	15,366
	Ambu AS, Class B, non-registered shares[2,3]	283,500	12,241
	Ocumension Therapeutics[1,2]	3,168,466	11,051
	NuCana PLC (ADR)[1,3]	2,356,233	10,579
	AddLife AB, Class B2	553,888	9,693
	Bluebird Bio, Inc.[1]	196,815	8,516
	BioMarin Pharmaceutical Inc.[1]	92,000	8,067
	Shandong Pharmaceutical Glass Co., Ltd., Class A2	955,000	7,342
	Madrigal Pharmaceuticals, Inc.[1]	61,425	6,829
	Encompass Health Corp.	79,000	6,533
	Bachem Holding AG, Class B2	14,100	6,266
	Arjo AB, Class B2	765,000	5,842
	Hikma Pharmaceuticals PLC[2]	131,000	4,512
	Hutchison China MediTech Ltd. (ADR)[1]	124,000	3,970
	Uniphar PLC[2]	1,022,000	2,974
	NMC Health PLC[1,2,5]	219,652	3

			1,218,652

Consumer discretionary 14.67%	Shop Apotheke Europe NV, non-registered shares[1,2,3]	282,300	51,122
	Wyndham Hotels & Resorts, Inc.	808,069	48,032
	Helen of Troy Ltd.[1]	207,200	46,038
	Lands’ End, Inc.[1,6]	2,100,000	45,297
	Thor Industries, Inc.	463,600	43,110
	YETI Holdings, Inc.[1]	593,379	40,629
	Mattel, Inc.[1]	2,100,069	36,646
	Five Below, Inc.[1]	199,700	34,944
	Evolution Gaming Group AB2	328,676	33,323
	Entain PLC[1,2]	1,748,600	27,143

American Funds Insurance Series	51

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Leslie’s, Inc.[1,3]	824,800	$ 22,888
	Arco Platform Ltd., Class A1	638,725	22,668
	Skechers USA, Inc., Class A1	550,000	19,767
	Tongcheng-Elong Holdings Ltd.[1,2]	10,084,800	19,537
	Just Eat Takeaway (EUR denominated)[1,2]	166,200	18,735
	Tube Investments of India Ltd.[2]	1,700,000	18,641
	Everi Holdings Inc.[1]	1,324,553	18,292
	Kindred Group PLC (SDR)[1,2]	1,806,800	17,683
	zooplus AG, non-registered shares[1,2]	78,700	16,299
	Melco International Development Ltd.[2]	7,826,000	15,240
	B2W - Cia. Digital, ordinary nominative[1]	1,010,093	14,704
	SSP Group PLC[2]	3,233,990	14,687
	TopBuild Corp.[1]	73,600	13,548
	Musti Group Oyj[1,2]	436,550	13,083
	Bright Horizons Family Solutions Inc.[1]	74,300	12,853
	Purple Innovation, Inc., Class A1	390,000	12,847
	Basic-Fit NV1,2	348,300	12,725
	Cie. Plastic Omnium SA2	308,912	10,724
	IDP Education Ltd.[2]	691,561	10,594
	Patrick Industries, Inc.	131,700	9,002
	Thule Group AB1,2	219,800	8,215
	Cairn Homes PLC[1,2]	6,829,200	7,972
	Sushiro Global Holdings Ltd.[2]	187,000	7,142
	OneSpaWorld Holdings Ltd.	695,690	7,054
	Zhongsheng Group Holdings Ltd.[2]	938,500	6,691
	Elior Group SA2	882,500	5,961
	Countryside Properties PLC[2]	743,015	4,771
	Kerry Express (Thailand) PCL, foreign registered[1,2]	2,250,000	3,699
	Dalata Hotel Group PLC[1,2]	800,000	3,689
	Coursera, Inc.[1,2,5,7]	160,625	2,409
	DraftKings Inc., Class A1	16,755	780
	China Zenix Auto International Ltd. (ADR)[1]	428,500	111

			779,295

Industrials 13.20%	Nihon M&A Center Inc.[2]	1,304,292	87,283
	Boyd Group Services Inc.[3]	233,326	40,246
	International Container Terminal Services, Inc.[2]	15,047,500	38,708
	Stericycle, Inc.[1]	539,531	37,406
	IMCD NV2	285,600	36,288
	Meggitt PLC[1,2]	5,035,900	32,174
	Bingo Industries Ltd.[2,3]	14,571,008	27,435
	Instalco AB2	836,795	25,503
	Japan Elevator Service Holdings Co., Ltd.[2]	970,400	24,707
	Alfen NV1,2	227,700	22,879
	Interpump Group SpA[2]	447,000	22,084
	Nolato AB, Class B1,2	185,100	18,716
	Melrose Industries PLC[1,2]	7,236,000	17,647
	Wizz Air Holdings PLC[1,2]	278,200	17,375
	VAT Group AG2	68,150	16,986
	Diploma PLC[2]	556,200	16,689
	Avon Rubber PLC[2]	383,500	16,610
	Matson, Inc.	289,400	16,487
	Cleanaway Waste Management Ltd.[2]	7,580,970	13,779
	Centre Testing International Group Co., Ltd.[2]	3,266,269	13,692
	Han’s Laser Technology Industry Group Co., Ltd., Class A2	2,037,982	13,354
	Woodward, Inc.	105,000	12,761
	Granite Construction Inc.	465,000	12,420
	Guangzhou Baiyun International Airport Co. Ltd., Class A2	5,704,039	12,329
	Marel hf.[2]	1,971,482	12,157
	Rumo SA1	3,025,547	11,207
	CAE Inc.	375,000	10,391

52	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	IAA, Inc.[1]	141,750	$ 9,211
	Addtech AB, Class B2	497,200	6,583
	Montrose Environmental Group, Inc.[1]	190,800	5,907
	Nitto Boseki Co., Ltd.[2]	132,500	5,853
	Atlas Corp.	500,000	5,420
	Imperial Logistics Ltd.[2]	2,103,000	5,351
	TOMRA Systems ASA[2]	106,900	5,268
	BWX Technologies, Inc.	85,000	5,124
	BELIMO Holding AG2	523	4,543
	VARTA AG, non-registered shares[1,2,3]	30,875	4,459
	LIXIL Corp.[2]	196,500	4,268
	Howden Joinery Group PLC[1,2]	440,000	4,155
	McPhy Energy SA1,2,3	74,800	3,144
	Vicor Corp, Class A1	27,800	2,564
	The AZEK Company Inc., Class A1	54,400	2,092

			701,255

Financials 7.47%	Cannae Holdings, Inc.[1]	1,931,800	85,521
	Trupanion, Inc.[1]	671,200	80,349
	Janus Henderson Group PLC	1,088,400	35,384
	Capitec Bank Holdings Ltd.[1,2]	232,177	22,625
	Live Oak Bancshares, Inc.	462,000	21,926
	South State Corp.	283,300	20,483
	Kotak Mahindra Bank Ltd.[1,2]	715,825	19,590
	Eurobank Ergasias Services and Holdings SA1,2	27,631,908	19,562
	East West Bancorp, Inc.	287,300	14,569
	Stifel Financial Corp.	271,050	13,677
	Independent Bank Group, Inc.	192,300	12,023
	Indian Energy Exchange Ltd.[2]	3,150,000	9,842
	IIFL Wealth Management Ltd.[2]	677,558	9,388
	Aavas Financiers Ltd.[1,2]	402,000	9,335
	Multi Commodity Exchange of India Ltd.[2]	342,375	8,115
	Essent Group Ltd.	175,000	7,560
	Third Point Reinsurance Ltd.[1]	340,400	3,241
	Fanhua Inc. (ADR)	157,600	1,897
	Huize Holding Ltd. (ADR)[1]	223,220	1,562

			396,649

Materials 2.33%	Nanofilm Technologies International Ltd.[1,2]	7,424,900	24,720
	Lundin Mining Corp.	2,773,100	24,618
	PI Industries Ltd.[2]	778,604	23,446
	Navin Fluorine International Ltd.[2]	445,388	16,030
	Fasadgruppen Group AB1,2	770,604	8,233
	Vidrala, SA, non-registered shares[2]	67,694	7,850
	Valvoline Inc.	315,300	7,296
	SK Materials Co., Ltd.[2]	16,400	5,411
	LANXESS AG2	54,500	4,179
	Arkema SA2	15,200	1,737

			123,520

Real estate 2.07%	Altus Group Ltd.	939,007	36,250
	Embassy Office Parks REIT[2]	5,189,400	24,506
	MGM Growth Properties LLC REIT, Class A	500,000	15,650
	JHSF Participações SA	9,099,476	13,682
	Mitre Realty Empreendimentos E Participações SA1	1,955,500	6,400
	WHA Corp. PCL[2]	59,416,400	5,988
	Mindspace Business Parks REIT[1,2,4]	654,600	2,810

American Funds Insurance Series	53

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Real estate (continued)	Mindspace Business Parks REIT[1,2]	595,400	$ 2,608
	DoubleDragon Properties Corp.[1,2]	6,395,985	1,984
	Cyrela Commercial Properties SA, ordinary nominative	105,754	279

			110,157

Communication services 2.00%	Altice Europe NV, Class A1,2	4,115,000	26,791
	Bandwidth Inc., Class A1	122,000	18,748
	Capcom Co., Ltd.[2]	226,800	14,745
	New York Times Co., Class A	259,500	13,434
	Square Enix Holdings Co., Ltd.[2]	143,200	8,690
	Kamakura Shinsho, Ltd.[2]	677,700	7,514
	Euskaltel, SA, non-registered shares[2]	630,178	6,734
	Zee Entertainment Enterprises Ltd.[2]	1,398,700	4,295
	Daily Mail and General Trust PLC, Class A, nonvoting shares[2]	296,800	3,025
	Cardlytics, Inc.[1,3]	16,500	2,356

			106,332

Consumer staples 1.86%	Freshpet, Inc.[1]	318,400	45,210
	Grocery Outlet Holding Corp.[1]	755,400	29,649
	AAK AB2	511,300	10,311
	Hilton Food Group PLC[2]	586,277	8,938
	Vector Group Ltd.	224,000	2,610
	Raia Drogasil SA, ordinary nominative	445,000	2,145

			98,863

Utilities 1.22%	ENN Energy Holdings Ltd.[2]	4,026,200	59,096
	Neoenergia SA	1,727,000	5,859

			64,955

Energy 0.46%	Parsley Energy, Inc., Class A	915,000	12,993
	Venture Global LNG, Inc., Series C1,2,4,5,7	2,760	10,434
	NuVista Energy Ltd.[1]	1,325,000	979

			24,406

	Total common stocks (cost: $2,750,940,000)		5,060,082

Preferred securities 1.81%
Information technology 1.30%	Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares[1,2,5,7]	1,859,092	32,887
	Avidxchange, Inc., Series F, preferred shares[1,2,5,7]	492,864	24,156
	Gitlab Inc., Series E, preferred shares[1,2,5,7]	297,916	11,917

			68,960

Industrials 0.36%	Azul SA, preferred nominative (ADR)[1,3]	800,316	18,263
	Azul SA, preferred nominative[1]	109,500	829

			19,092

Health care 0.15%	PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares[1,2,5,7]	2,931,405	8,231

	Total preferred securities (cost: $62,052,000)		96,283

54	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Rights & warrants 0.03%		Shares	Value (000)
Consumer staples 0.03%	Qingdao Richen Food Co., Ltd., Class A, warrants, expire 2022[1,2,4]	132,100	$ 1,580

	Total rights & warrants (cost: $1,550,000)		1,580

Convertible stocks 0.26%
Consumer discretionary 0.26%	Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares[2,5,7]	531,643	9,038
	Coursera, Inc., Series B, noncumulative, convertible preferred shares[2,5,7]	246,302	4,187
	Coursera, Inc., Series F, noncumulative, convertible preferred shares[2,5,7]	36,964	629

			13,854

	Total convertible stocks (cost: $10,863,000)		13,854

Short-term securities 4.21%

Commercial paper 2.58%
	Toronto-Dominion Bank 0.19% due 1/19/2021[4]	100,000	99,993
	NRW.Bank 0.22% due 1/22/2021[4]	37,000	36,997

			136,990

Money market investments 1.63%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,9]	71,737,955	71,738
	Capital Group Central Cash Fund 0.12%[6,8]	151,346	15,136

			86,874

	Total short-term securities (cost: $223,856,000)		223,864

	Total investment securities 101.56% (cost: $3,049,261,000)		5,395,663
	Other assets less liabilities (1.56)%		(82,922)

	Net assets 100.00%		$5,312,741

Investments in affiliates[6]
	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)

Common stocks 0.85%
Health care 0.00%
NuCana PLC (ADR)[1,3,10]	$12,711	$1,226	$–	$–	$(3,358)	$–	$–

Consumer discretionary 0.85%
Lands’ End, Inc.[1]	–	14,805	–	–	30,492	45,297	–

Total common stocks						45,297

Short-term securities 0.29%
Money market investments 0.29%
Capital Group Central Cash Fund 0.12%[8]	192,600	961,788	1,139,083	68	(237)	15,136	1,310

Total 1.14%				$68	$26,897	$60,433	$1,310

American Funds Insurance Series	55

Global Small Capitalization Fund  (continued)

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,225,547,000, which represented 41.89% of the net assets of the fund. This amount includes $2,067,250,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

All or a portion of this security was on loan. The total value of all such securities was $77,648,000, which represented 1.46% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $176,728,000, which represented 3.33% of the net assets of the fund.

[5]	Value determined using significant unobservable inputs.
[6]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[7]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[8]	Rate represents the seven-day yield at 12/31/2020.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Unaffiliated issuer at 12/31/2020.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares	5/27/2020	$15,500	$32,887	.62%
Avidxchange, Inc., Series F, preferred shares	12/26/2019	24,156	24,156	.45
Gitlab Inc., Series E, preferred shares	9/11/2019	5,550	11,917	.22
Venture Global LNG, Inc., Series C	5/1/2015	8,280	10,434	.20
Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares	2/20/2020	6,380	9,038	.17
PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares	2/7/2020	6,000	8,231	.16
Coursera, Inc., Series B, noncumulative, convertible preferred shares	8/12/2020	3,855	4,187	.08
Coursera, Inc.	8/12/2020	2,514	2,409	.05
Coursera, Inc., Series F, noncumulative, convertible preferred shares	7/15/2020	628	629	.01

Total private placement securities		$72,863	$103,888	1.96%

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

SDR = Swedish Depositary Receipts

See notes to financial statements.

56	American Funds Insurance Series

Growth Fund

Investment portfolio December 31, 2020

Common stocks 95.50%		Shares	Value (000)
Information technology 22.59%	Microsoft Corp.	8,170,085	$1,817,190
	Broadcom Inc.	1,811,536	793,181
	ASML Holding NV (New York registered) (ADR)	632,100	308,288
	ASML Holding NV1	635,000	306,871
	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	18,618,000	349,673
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,218,945	241,954
	RingCentral, Inc., Class A2	1,322,397	501,149
	Shopify Inc., Class A, subordinate voting shares[2]	410,400	464,552
	Visa Inc., Class A	1,591,570	348,124
	PayPal Holdings, Inc.[2]	1,319,600	309,050
	Mastercard Inc., Class A	716,844	255,870
	Advanced Micro Devices, Inc.[2]	2,360,947	216,522
	MongoDB, Inc., Class A2	594,973	213,619
	Autodesk, Inc.[2]	654,703	199,907
	FleetCor Technologies, Inc.[2]	710,400	193,818
	Keyence Corp.[1]	300,900	169,341
	Cree, Inc.[2]	1,495,879	158,414
	Square, Inc., Class A2	726,255	158,062
	Ceridian HCM Holding Inc.[2]	1,274,711	135,833
	ServiceNow, Inc.[2]	235,806	129,795
	Samsung Electronics Co., Ltd.[1]	1,538,083	114,952
	Tyler Technologies, Inc.[2]	263,200	114,892
	Micron Technology, Inc.[2]	1,447,335	108,811
	Guidewire Software, Inc.[2]	821,399	105,739
	Apple Inc.	779,886	103,483
	Applied Materials, Inc.	1,033,670	89,206
	HubSpot, Inc.[2]	210,067	83,279
	Trimble Inc.[2]	900,572	60,131
	Bill.Com Holdings, Inc.[2]	433,100	59,118
	Adobe Inc.[2]	115,899	57,963
	Intel Corp.	1,136,000	56,596
	Elastic NV, non-registered shares[2]	346,722	50,667
	Fidelity National Information Services, Inc.	328,778	46,509
	Alteryx, Inc., Class A2	353,058	42,999
	Flex Ltd.[2]	2,234,300	40,173
	SK hynix, Inc.[1]	330,800	36,189
	Zendesk, Inc.[2]	252,368	36,119
	NetApp, Inc.	527,540	34,944
	Fiserv, Inc.[2]	304,473	34,667
	Jack Henry & Associates, Inc.	167,789	27,180
	MKS Instruments, Inc.	157,800	23,741
	Okta, Inc., Class A2	93,170	23,689
	Motorola Solutions, Inc.	134,257	22,832
	ON Semiconductor Corp.[2]	640,919	20,977
	EPAM Systems, Inc.[2]	52,839	18,935
	GoDaddy Inc., Class A2	213,800	17,735
	Smartsheet Inc., Class A2	238,281	16,511
	Enphase Energy, Inc.[2]	87,779	15,403
	VeriSign, Inc.[2]	68,100	14,737
	Amadeus IT Group SA, Class A, non-registered shares[1]	160,263	11,603
	Concentrix Corp.[2]	108,272	10,686
	Global Payments Inc.	46,612	10,041
	SYNNEX Corp.	108,272	8,818
	Atlassian Corp. PLC, Class A2	19,317	4,518

			8,795,056

Consumer discretionary 18.83%	Tesla, Inc.[2]	5,488,000	3,872,717
	Amazon.com, Inc.[2]	270,876	882,224
	Dollar General Corp.	1,774,500	373,177
	Home Depot, Inc.	848,736	225,441
	LVMH Moët Hennessy-Louis Vuitton SE1	330,000	206,194

American Funds Insurance Series	57

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Domino’s Pizza, Inc.	448,575	$ 172,011
	Darden Restaurants, Inc.	1,438,876	171,399
	Booking Holdings Inc.[2]	74,213	165,292
	Toll Brothers, Inc.	3,280,000	142,582
	Bright Horizons Family Solutions Inc.[2]	681,000	117,806
	Burlington Stores, Inc.[2]	432,204	113,043
	Hermès International[1]	97,299	104,631
	Royal Caribbean Cruises Ltd.	1,201,909	89,771
	NIKE, Inc., Class B	546,407	77,300
	Floor & Decor Holdings, Inc., Class A2	769,300	71,430
	Chipotle Mexican Grill, Inc.[2]	46,247	64,131
	Aramark	1,666,401	64,123
	Airbnb, Inc., Class A2	374,400	54,962
	Five Below, Inc.[2]	198,640	34,758
	Flutter Entertainment PLC (EUR denominated)[1]	166,291	34,062
	Wynn Resorts, Ltd.	258,022	29,113
	Las Vegas Sands Corp.	485,638	28,944
	Westwing Group AG, non-registered shares[1,2,3]	707,000	28,606
	Caesars Entertainment, Inc.[2]	379,500	28,185
	Norwegian Cruise Line Holdings Ltd.[2,3]	1,095,796	27,866
	Marriott International, Inc., Class A	210,000	27,703
	Peloton Interactive, Inc., Class A2	180,000	27,310
	Grand Canyon Education, Inc.[2]	213,615	19,890
	Hilton Worldwide Holdings Inc.	151,700	16,878
	Evolution Gaming Group AB1	160,210	16,243
	Cie. Financière Richemont SA, Class A1	174,005	15,724
	YUM! Brands, Inc.	129,700	14,080
	EssilorLuxottica[1]	69,400	10,823

			7,328,419

Communication services 18.02%	Facebook, Inc., Class A2	7,454,034	2,036,144
	Netflix, Inc.[2]	3,139,599	1,697,675
	Alphabet Inc., Class C2	466,472	817,203
	Alphabet Inc., Class A2	60,216	105,537
	T-Mobile US, Inc.[2]	4,003,260	539,840
	Activision Blizzard, Inc.	5,097,672	473,319
	Charter Communications, Inc., Class A2	695,547	460,139
	Snap Inc., Class A2	8,325,383	416,852
	Comcast Corp., Class A	4,324,019	226,579
	Zillow Group, Inc., Class C, nonvoting shares[2]	347,800	45,144
	Zillow Group, Inc., Class A2	271,354	36,888
	Pinterest, Inc., Class A2	1,027,744	67,728
	Match Group, Inc.[2]	234,000	35,379
	Live Nation Entertainment, Inc.[2]	400,000	29,392
	Twitter, Inc.[2]	460,000	24,909

			7,012,728

Health care 12.72%	UnitedHealth Group Inc.	2,472,454	867,040
	Intuitive Surgical, Inc.[2]	803,680	657,491
	Regeneron Pharmaceuticals, Inc.[2]	841,544	406,558
	Centene Corp.[2]	5,286,474	317,347
	Thermo Fisher Scientific Inc.	632,000	294,373
	Humana Inc.	496,800	203,822
	Exact Sciences Corp.[2]	1,296,188	171,732
	ResMed Inc.	755,000	160,483
	Insulet Corp.[2]	622,000	159,002
	NovoCure Ltd.[2]	916,689	158,624
	Seagen Inc.[2]	874,815	153,215
	Teladoc Health, Inc.[2]	643,000	128,574
	Vertex Pharmaceuticals Inc.[2]	450,522	106,476

58	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	CRISPR Therapeutics AG2	652,706	$ 99,936
	Biohaven Pharmaceutical Holding Co. Ltd.[2]	1,068,637	91,593
	Abbott Laboratories	643,963	70,508
	CVS Health Corp.	862,934	58,938
	DexCom, Inc.[2]	158,238	58,504
	Allakos Inc.[2]	401,374	56,192
	Cigna Corp.	262,355	54,617
	Danaher Corp.	235,935	52,411
	Gilead Sciences, Inc.	899,185	52,387
	Edwards Lifesciences Corp.[2]	569,100	51,919
	Galapagos NV1,2	527,552	51,910
	Vir Biotechnology, Inc.[2,3]	1,555,475	41,656
	Verily Life Sciences LLC[1,2,4,5]	300,178	41,103
	Catalent, Inc.[2]	319,000	33,198
	Oak Street Health, Inc.[2]	538,184	32,915
	Pfizer Inc.	884,714	32,566
	Neurocrine Biosciences, Inc.[2]	326,200	31,266
	Allogene Therapeutics, Inc.[2]	1,146,511	28,938
	AstraZeneca PLC[1]	256,500	25,627
	Guardant Health, Inc.[2]	196,303	25,300
	Incyte Corp.[2]	288,800	25,120
	Molina Healthcare, Inc.[2]	96,799	20,587
	Chemed Corp.	37,667	20,062
	Mettler-Toledo International Inc.[2]	16,900	19,261
	Grail, Inc.[1,2,4,5,6]	1,864,884	18,350
	Eli Lilly and Company	100,800	17,019
	Pacific Biosciences of California, Inc.[2]	619,579	16,072
	Ultragenyx Pharmaceutical Inc.[2]	67,100	9,289
	Adaptive Biotechnologies Corp.[2]	141,048	8,340
	Novavax, Inc.[2]	72,500	8,084
	Global Blood Therapeutics, Inc.[2]	125,000	5,414
	GoodRx Holdings, Inc., Class A2	97,500	3,933
	Cortexyme, Inc.[2,3]	128,600	3,573
	Zimmer Biomet Holdings, Inc.	13,800	2,126

			4,953,451

Industrials 8.44%	Uber Technologies, Inc.[2]	8,501,767	433,590
	Delta Air Lines, Inc.	10,425,000	419,189
	TransDigm Group Inc.[2]	582,800	360,666
	MTU Aero Engines AG1	745,782	194,314
	Jacobs Engineering Group Inc.	1,716,000	186,975
	CSX Corp.	1,920,800	174,313
	United Rentals, Inc.[2]	520,800	120,779
	Airbus SE, non-registered shares[1,2]	944,893	103,796
	Middleby Corp.[2]	702,000	90,502
	Lockheed Martin Corp.	243,441	86,417
	Carrier Global Corp.	2,181,661	82,292
	ITOCHU Corp.[1]	2,545,000	73,299
	Dun & Bradstreet Holdings, Inc.[2]	2,885,458	71,848
	Ryanair Holdings PLC (ADR)[2]	634,951	69,832
	Ryanair Holdings PLC[1,2]	96,554	1,923
	Komatsu Ltd.[1]	1,995,900	54,693
	Honeywell International Inc.	251,344	53,461
	Norfolk Southern Corp.	216,936	51,546
	Southwest Airlines Co.	1,100,000	51,271
	Equifax Inc.	247,800	47,786
	Westinghouse Air Brake Technologies Corp.	641,700	46,972
	ASGN Inc.[2]	560,000	46,777
	HEICO Corp.	311,000	41,177
	HEICO Corp., Class A	43,500	5,092
	Boeing Company	215,302	46,088

American Funds Insurance Series	59

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Armstrong World Industries, Inc.	616,904	$ 45,892
	Emerson Electric Co.	508,000	40,828
	BWX Technologies, Inc.	615,900	37,126
	Safran SA1,2	259,640	36,822
	Plug Power Inc.[2]	1,054,776	35,767
	Parker-Hannifin Corp.	113,931	31,036
	AMETEK, Inc.	253,600	30,670
	Waste Connections, Inc.	290,200	29,766
	FedEx Corp.	99,600	25,858
	Caterpillar Inc.	111,500	20,295
	Lennox International Inc.	55,533	15,214
	Northrop Grumman Corp.	47,900	14,596
	Generac Holdings Inc.[2]	31,762	7,223

			3,285,691

Financials 5.43%	Bank of America Corp.	14,780,700	448,003
	First Republic Bank	1,800,955	264,614
	Intercontinental Exchange, Inc.	1,735,900	200,132
	Berkshire Hathaway Inc., Class B2	582,700	135,111
	Berkshire Hathaway Inc., Class A2	57	19,825
	SVB Financial Group[2]	349,456	135,529
	BlackRock, Inc.	150,000	108,231
	S&P Global Inc.	236,500	77,745
	State Street Corp.	973,886	70,879
	Marsh & McLennan Companies, Inc.	577,751	67,597
	American International Group, Inc.	1,761,110	66,676
	JPMorgan Chase & Co.	510,000	64,806
	MSCI Inc.	117,900	52,646
	London Stock Exchange Group PLC[1]	426,339	52,553
	Arch Capital Group Ltd.[2]	1,326,267	47,838
	Capital One Financial Corp.	390,000	38,551
	Moody’s Corp.	102,277	29,685
	CME Group Inc., Class A	134,493	24,484
	Onex Corp.	425,000	24,393
	KKR & Co. Inc.	600,300	24,306
	Bank of New York Mellon Corp.	559,000	23,724
	The Blackstone Group Inc., Class A	360,000	23,332
	Aon PLC, Class A	110,000	23,240
	East West Bancorp, Inc.	326,417	16,553
	Everest Re Group, Ltd.	66,500	15,567
	Ares Management Corp., Class A	310,500	14,609
	Western Alliance Bancorporation	241,906	14,502
	RenaissanceRe Holdings Ltd.	63,000	10,447
	BNP Paribas SA1,2	180,106	9,500
	PNC Financial Services Group, Inc.	56,934	8,483

			2,113,561

Consumer staples 3.22%	Kroger Co.	8,065,000	256,144
	Philip Morris International Inc.	2,996,360	248,069
	British American Tobacco PLC[1]	3,967,410	147,567
	British American Tobacco PLC (ADR)	195,000	7,311
	Costco Wholesale Corp.	403,332	151,967
	Constellation Brands, Inc., Class A	617,500	135,263
	Altria Group, Inc.	2,873,699	117,822
	Molson Coors Beverage Company, Class B, restricted voting shares	1,104,700	49,921
	Associated British Foods PLC[1,2]	1,515,607	46,958
	Estée Lauder Companies Inc., Class A	146,800	39,077
	Grocery Outlet Holding Corp.[2]	529,261	20,774

60	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Church & Dwight Co., Inc.	151,700	$ 13,233
	Anheuser-Busch InBev SA/NV1	162,528	11,358
	Monster Beverage Corp.[2]	73,900	6,834

			1,252,298

Materials 3.09%	Vale SA, ordinary nominative (ADR)	14,554,387	243,931
	Wheaton Precious Metals Corp.	3,176,400	132,583
	Franco-Nevada Corp.	937,000	117,484
	LyondellBasell Industries NV	1,249,142	114,496
	Grupo México, SAB de CV, Series B	25,084,100	106,037
	Barrick Gold Corp.	4,058,000	92,441
	CCL Industries Inc., Class B, nonvoting shares	1,615,000	73,321
	Royal Gold, Inc.	517,000	54,988
	Sherwin-Williams Company	71,200	52,326
	Celanese Corp.	350,400	45,531
	CF Industries Holdings, Inc.	979,000	37,897
	Allegheny Technologies Inc.[2]	2,070,860	34,728
	Shin-Etsu Chemical Co., Ltd.[1]	194,100	33,980
	Linde PLC	120,000	31,621
	PPG Industries, Inc.	149,623	21,579
	Nucor Corp.	95,800	5,096
	Dow Inc.	66,000	3,663

			1,201,702

Energy 1.66%	Halliburton Co.	13,300,000	251,370
	Canadian Natural Resources, Ltd. (CAD denominated)	5,048,400	121,322
	Canadian Natural Resources, Ltd.	105,100	2,527
	Cenovus Energy Inc.	12,798,618	77,924
	EOG Resources, Inc.	1,139,372	56,820
	Suncor Energy Inc.	3,326,066	55,787
	ConocoPhillips	527,835	21,108
	Concho Resources Inc.	319,500	18,643
	Cimarex Energy Co.	435,500	16,336
	Equitrans Midstream Corp.	1,858,695	14,944
	Schlumberger Ltd.	363,800	7,942

			644,723

Real estate 0.95%	Equinix, Inc. REIT	311,485	222,456
	American Tower Corp. REIT	349,342	78,413
	Park Hotels & Resorts Inc. REIT	2,181,898	37,420
	Pebblebrook Hotel Trust REIT	1,660,276	31,213

			369,502

Utilities 0.55%	PG&E Corp.[2]	7,278,900	90,695
	Edison International	751,381	47,202
	Xcel Energy Inc.	680,000	45,336
	Ørsted AS1	125,286	25,624
	AES Corp.	312,000	7,332

			216,189

	Total common stocks (cost: $16,215,513,000)		37,173,320

Preferred securities 0.12%
Information technology 0.12%	Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	654,840	44,452

	Total preferred securities (cost: $27,479,000)		44,452

American Funds Insurance Series	61

Growth Fund  (continued)

Convertible bonds & notes 0.07%		Principal amount (000)	Value (000)
Consumer staples 0.07%	JUUL Labs, Inc., convertible notes, 7.00% 2025 (100% PIK)[1,4,5,7]	$ 40,439	$29,464

	Total convertible bonds & notes (cost: $40,250,000)		29,464

Short-term securities 4.19%		Shares

Money market investments 4.19%
	Capital Group Central Cash Fund 0.12%[8,9]	16,235,284	1,623,691
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,10]	6,803,461	6,803

	Total short-term securities (cost: $1,630,388,000)		1,630,494

	Total investment securities 99.88% (cost: $17,913,630,000)		38,877,730
	Other assets less liabilities 0.12%		46,314

	Net assets 100.00%		$38,924,044

Investments in affiliates[9]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)

Short-term securities 4.17%
Money market investments 4.17%
Capital Group Central Cash Fund 0.12%[8]	$1,102,492	$7,443,677	$6,923,077	$602	$(3)	$1,623,691	$6,391

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,408,205,000, which represented 6.19% of the net assets of the fund. This amount includes $2,319,288,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $7,302,000, which represented ..02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Value determined using significant unobservable inputs.
[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[6]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,350,000, which represented .05% of the net assets of the fund.

[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Rate represents the seven-day yield at 12/31/2020.
[9]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Verily Life Sciences LLC	12/21/2018	$37,000	$41,103	.10%
JUUL Labs, Inc., convertible notes, 7.00% 2025	2/3/2020-11/3/2020	40,250	29,464	.08
Grail, Inc.	4/17/2020	9,526	18,350	.05

Total private placement securities		$86,776	$88,917	.23%

Key To abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

See notes to financial statements.

62	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2020

Common stocks 93.80%		Shares	Value (000)
Financials 17.06%	AIA Group Ltd.[1]	36,489,500	$ 449,466
	HDFC Bank Ltd.[1,2]	17,086,200	336,563
	HDFC Bank Ltd. (ADR)[2]	531,294	38,392
	Kotak Mahindra Bank Ltd.[1,2]	10,657,149	291,651
	Ping An Insurance (Group) Company of China, Ltd., Class H1	11,877,600	145,893
	Ping An Insurance (Group) Company of China, Ltd., Class A1	962,202	12,803
	Bank Rakyat Indonesia (Persero) Tbk PT1	214,873,000	63,782
	Sberbank of Russia PJSC (ADR)[1]	4,253,000	61,311
	XP Inc., Class A2	1,483,000	58,831
	BNP Paribas SA1,2	847,058	44,677
	B3 SA - Brasil, Bolsa, Balcao	3,338,300	39,834
	Axis Bank Ltd.[1,2]	3,890,055	33,115
	Aegon NV1	7,120,095	28,434
	London Stock Exchange Group PLC[1]	217,000	26,748
	Banco Santander, SA1,2	7,887,200	24,489
	Lufax Holding Ltd. (ADR)[2,3]	1,676,700	23,809
	PICC Property and Casualty Co. Ltd., Class H1	26,414,000	20,013
	FinecoBank SpA[1,2]	1,211,135	19,765
	Deutsche Bank AG1,2	1,715,430	18,676
	Bajaj Finance Ltd.[1]	244,400	17,750
	ING Groep NV1,2	1,486,000	14,077
	IndusInd Bank Ltd.[1,2]	941,500	11,568
	BOC Hong Kong (Holdings) Ltd.[1]	3,739,000	11,363
	China Merchants Bank Co., Ltd., Class H1	1,254,500	7,967
	The People’s Insurance Co. (Group) of China Ltd., Class H1	17,500,000	5,560

			1,806,537

Consumer discretionary 14.88%	MercadoLibre, Inc.[2]	190,800	319,632
	Alibaba Group Holding Ltd.[1,2]	8,148,200	238,071
	Alibaba Group Holding Ltd. (ADR)[2]	17,700	4,119
	Sony Corp.[1]	1,610,700	161,946
	Delivery Hero SE1,2	854,887	132,687
	Galaxy Entertainment Group Ltd.[1]	9,203,000	71,582
	Meituan, Class B1,2	1,755,447	67,139
	B2W - Cia. Digital, ordinary nominative[2]	3,734,000	54,354
	Fast Retailing Co., Ltd.[1]	58,900	52,854
	adidas AG1,2	138,518	50,425
	Evolution Gaming Group AB1	483,000	48,970
	LVMH Moët Hennessy-Louis Vuitton SE1	72,223	45,127
	Kering SA1	61,638	44,811
	Maruti Suzuki India Ltd.[1]	422,000	44,280
	Melco Resorts & Entertainment Ltd. (ADR)	2,334,881	43,312
	Cie. Financière Richemont SA, Class A1	454,500	41,070
	Prosus NV1	361,000	38,834
	Naspers Ltd., Class N1	147,000	30,087
	Flutter Entertainment PLC (GBP denominated)[1]	112,374	23,266
	H & M Hennes & Mauritz AB, Class B1,2	768,000	16,042
	EssilorLuxottica[1]	90,000	14,036
	Just Eat Takeaway (GBP denominated)[1,2]	79,800	9,017
	Astra International Tbk PT1	19,726,000	8,472
	Pan Pacific International Holdings Corp.[1]	354,000	8,177
	Bandai Namco Holdings Inc.[1]	86,442	7,482

			1,575,792

Health care 14.59%	Daiichi Sankyo Company, Ltd.[1]	6,480,000	222,137
	Chugai Pharmaceutical Co., Ltd.[1]	3,896,700	208,040
	WuXi Biologics (Cayman) Inc.[1,2]	13,919,700	185,411
	Olympus Corp.[1]	4,813,000	105,357
	Novartis AG1	1,008,000	95,206
	Grifols, SA, Class A, non-registered shares[1,3]	2,691,000	78,559

American Funds Insurance Series	63

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Grifols, SA, Class B (ADR)	793,690	$ 14,636
	Fresenius SE & Co. KGaA[1]	1,959,154	90,529
	M3, Inc.[1]	882,000	83,426
	Hikma Pharmaceuticals PLC[1]	2,371,000	81,673
	Teva Pharmaceutical Industries Ltd. (ADR)[2]	7,216,598	69,640
	Alcon Inc.[1,2]	872,151	58,225
	Aier Eye Hospital Group Co., Ltd., Class A1	4,254,057	48,723
	WuXi AppTec Co., Ltd., Class A1	2,102,800	43,412
	WuXi AppTec Co., Ltd., Class H1	260,000	5,108
	Notre Dame Intermédica Participações SA	3,111,000	46,921
	Fresenius Medical Care AG & Co. KGaA[1]	325,140	27,120
	HOYA Corp.[1]	189,100	26,139
	Merck KGaA[1]	129,000	22,112
	Takeda Pharmaceutical Company, Ltd.[1]	533,765	19,350
	Yunnan Baiyao Group Co., Ltd., Class A1	790,600	13,767
	NMC Health PLC[1,2,4]	449,500	6

			1,545,497

Industrials 11.54%	Airbus SE, non-registered shares[1,2]	2,732,749	300,191
	Recruit Holdings Co., Ltd.[1]	3,195,109	134,014
	Knorr-Bremse AG, non-registered shares[1]	847,671	115,475
	Melrose Industries PLC[1,2]	45,834,933	111,783
	Safran SA1,2	701,300	99,459
	NIBE Industrier AB, Class B1	2,666,589	87,563
	Ryanair Holdings PLC (ADR)[2]	591,300	65,031
	Ryanair Holdings PLC[1,2]	348,056	6,933
	MTU Aero Engines AG1	182,000	47,420
	Airports of Thailand PCL, foreign registered[1]	21,472,000	44,267
	Rheinmetall AG1	381,264	40,293
	ASSA ABLOY AB, Class B1	1,510,047	37,142
	International Container Terminal Services, Inc.[1]	12,890,350	33,159
	CCR SA, ordinary nominative	9,410,222	24,403
	Shanghai International Airport Co., Ltd., Class A1	2,032,685	23,527
	Jardine Matheson Holdings Ltd.[1]	336,600	18,852
	BAE Systems PLC[1]	2,510,000	16,788
	Brenntag AG1	77,900	6,029
	Rumo SA2	1,514,700	5,611
	Alliance Global Group, Inc.[1]	20,000,000	4,417

			1,222,357

Information technology 8.15%	StoneCo Ltd., Class A2	1,215,600	102,013
	PagSeguro Digital Ltd., Class A2	1,743,000	99,142
	Nice Ltd. (ADR)[2]	263,000	74,571
	Nomura Research Institute, Ltd.[1]	1,945,500	69,515
	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	3,433,000	64,477
	ASML Holding NV1	125,945	60,864
	Samsung Electronics Co., Ltd.[1]	777,000	58,071
	Atlassian Corp. PLC, Class A2	210,500	49,230
	Keyence Corp.[1]	83,000	46,711
	Delta Electronics, Inc.[1]	4,812,409	44,891
	Silergy Corp.[1]	474,000	40,636
	OBIC Co., Ltd.[1]	172,600	34,712
	Oneconnect Financial Technology Co., Ltd. (ADR)[2]	1,716,000	33,822
	Avast PLC[1]	4,289,000	31,550
	STMicroelectronics NV1	631,500	23,397
	Hexagon AB, Class B1	208,900	19,023
	Xero Ltd.[1,2]	95,031	10,819

			863,444

64	American Funds Insurance Series

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Communication services 7.69%	SoftBank Group Corp.[1]	2,723,400	$213,285
	Tencent Holdings Ltd.[1]	1,729,587	126,376
	Z Holdings Corp.[1]	14,787,000	89,685
	Square Enix Holdings Co., Ltd.[1]	1,251,900	75,968
	SoftBank Corp.[1]	4,438,300	55,641
	Sea Ltd., Class A (ADR)[2]	273,600	54,460
	Nintendo Co., Ltd.[1]	82,500	52,651
	Bharti Airtel Ltd.[1]	6,879,515	48,090
	Altice Europe NV, Class A1,2	5,269,395	34,307
	Altice Europe NV, Class B1,2	1,077,927	6,955
	Bilibili Inc., Class Z (ADR)[2]	429,261	36,796
	Scout24 AG1	154,000	12,616
	América Móvil, SAB de CV, Series L (ADR)	409,657	5,957
	América Móvil, SAB de CV, Series L	2,139,900	1,558

			814,345

Energy 6.24%	Reliance Industries Ltd.[1]	8,944,564	243,658
	Reliance Industries Ltd., interim shares[1]	196,599	3,015
	Neste Oyj[1]	1,676,225	121,090
	Royal Dutch Shell PLC, Class B1	5,001,407	86,166
	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	620,800	11,021
	Canadian Natural Resources, Ltd. (CAD denominated)	2,290,400	55,042
	Total SE1,3	1,147,298	49,492
	BP PLC[1]	13,959,863	48,089
	Cenovus Energy Inc.	6,343,100	38,620
	Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	426,000	4,784

			660,977

Materials 5.26%	Vale SA, ordinary nominative (ADR)	15,872,642	266,026
	Vale SA, ordinary nominative	608,881	10,251
	First Quantum Minerals Ltd.	5,508,100	98,877
	Shin-Etsu Chemical Co., Ltd.[1]	321,400	56,265
	Linde PLC (EUR denominated)[1]	207,300	53,837
	BHP Group PLC[1]	976,400	25,732
	Akzo Nobel NV1	118,578	12,737
	BASF SE1	151,600	11,971
	CRH PLC[1]	250,861	10,604
	Koninklijke DSM NV1	61,300	10,560

			556,860

Consumer staples 4.32%	Nestlé SA1	970,200	114,221
	Pernod Ricard SA1	294,714	56,493
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	8,254,713	56,087
	Imperial Brands PLC[1]	2,046,000	42,989
	Kweichow Moutai Co., Ltd., Class A1	134,543	41,115
	British American Tobacco PLC[1]	951,000	35,372
	Kirin Holdings Company, Ltd.[1,3]	1,365,800	32,247
	Treasury Wine Estates Ltd.[1]	3,771,435	27,358
	Heineken NV1	135,200	15,077
	Chocoladefabriken Lindt & Sprüngli AG1	107	10,693
	Shiseido Company, Ltd.[1]	152,000	10,544
	JBS SA, ordinary nominative	1,811,000	8,249
	Dabur India Ltd.[1]	980,000	7,170

			457,615

American Funds Insurance Series	65

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Utilities 3.28%	ENN Energy Holdings Ltd.[1]	13,250,000	$ 194,483
	China Gas Holdings Ltd.[1]	24,134,000	96,227
	E.ON SE1	5,147,000	57,003

			347,713

Real estate 0.79%	Ayala Land, Inc.[1]	54,527,900	46,441
	China Overseas Land & Investment Ltd.[1]	13,502,000	29,371
	CK Asset Holdings Ltd.[1]	1,442,000	7,417

			83,229

	Total common stocks (cost: $6,233,438,000)		9,934,366

Preferred securities 1.19%
Energy 0.66%	Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	6,336,898	70,086

Health care 0.53%	Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	3,026,230	56,376

	Total preferred securities (cost: $104,416,000)		126,462

Rights & warrants 0.40%
Health care 0.40%	Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]	1,448,500	16,590
	Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]	578,554	6,527
	WuXi AppTec Co., Ltd., Class A, warrants, expire 2021[1,5]	896,000	18,498

			41,615

Consumer discretionary 0.00%	Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	909,000	236

	Total rights & warrants (cost: $21,623,000)		41,851

Convertible bonds & notes 0.01%		Principal amount (000)
Health care 0.01%	NMC Health Jersey Ltd., convertible notes, 1.875% 2025[6]	$28,000	1,260

	Total convertible bonds & notes (cost: $5,855,000)		1,260

Bonds, notes & other debt instruments 0.17%

Bonds & notes of governments & government agencies outside the U.S. 0.11%
	United Mexican States, Series M, 8.00% 2023	MXN203,000	11,204

Corporate bonds, notes & loans 0.06%
Materials 0.06%	Vale Overseas Ltd. 3.75% 2030	$5,936	6,610

	Total bonds, notes & other debt instruments (cost: $15,915,000)		17,814

66	American Funds Insurance Series

International Fund  (continued)

Short-term securities 5.08%	Shares	Value (000)

Money market investments 5.08%
Capital Group Central Cash Fund 0.12%[7,8]	5,237,912	$523,844
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[7,9]	13,975,150	13,975

Total short-term securities (cost: $537,755,000)		537,819

Total investment securities 100.65% (cost: $6,919,002,000)		10,659,572
Other assets less liabilities (0.65)%		(68,714)

Net assets 100.00%		$10,590,858

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2020
(000)	(000)	Counterparty	date	(000)
GBP18,500	USD24,992	Citibank	1/11/2021	$309
USD24,907	GBP18,500	Citibank	1/11/2021	(395)

				$(86)

Investments in affiliates[8]
	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)

Short-term securities 4.95%
Money market investments 4.95%
Capital Group Central Cash Fund 0.12%[7]	$544,457	$2,134,592	$2,155,054	$36	$(187)	$523,844	$3,029

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $8,284,434,000, which represented 78.22% of the net assets of the fund. This amount includes $8,284,428,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $83,899,000, which represented .79% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Value determined using significant unobservable inputs.
[5]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $41,615,000, which represented .39% of the net assets of the fund.

[6]	Scheduled interest and/or principal payment was not received.
[7]	Rate represents the seven-day yield at 12/31/2020.
[8]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

MXN = Mexican pesos

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	67

New World Fund

Investment portfolio December 31, 2020

Common stocks 89.66%		Shares	Value (000)
Information technology 18.98%	Microsoft Corp.	410,007	$ 91,194
	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	3,960,000	74,375
	PagSeguro Digital Ltd., Class A2	1,145,350	65,147
	StoneCo Ltd., Class A2	712,435	59,788
	Mastercard Inc., Class A	146,107	52,151
	PayPal Holdings, Inc.[2]	204,345	47,858
	Keyence Corp.[1]	68,700	38,663
	Broadcom Inc.	86,409	37,834
	Adobe Inc.[2]	67,840	33,928
	ASML Holding NV1	62,856	30,376
	Cree, Inc.[2]	253,513	26,847
	Silergy Corp.[1]	307,000	26,319
	Samsung Electronics Co., Ltd.[1]	308,854	23,083
	EPAM Systems, Inc.[2]	52,701	18,885
	Kingdee International Software Group Co. Ltd.[1]	3,135,000	12,866
	Accenture PLC, Class A	43,462	11,353
	Apple Inc.	82,604	10,961
	Visa Inc., Class A	45,355	9,920
	Trimble Inc.[2]	143,946	9,611
	Hexagon AB, Class B1	91,408	8,324
	Oneconnect Financial Technology Co., Ltd. (ADR)[2]	417,419	8,227
	Tokyo Electron Ltd.[1]	18,600	6,937
	MediaTek Inc.[1]	259,000	6,917
	Edenred SA1	112,405	6,378
	Advanced Micro Devices, Inc.[2]	67,034	6,148
	FleetCor Technologies, Inc.[2]	20,916	5,706
	Network International Holdings PLC[1,2]	1,260,807	5,630
	Inphi Corp.[2]	32,349	5,191
	Atlassian Corp. PLC, Class A2	20,258	4,738
	Chindata Group Holdings Ltd., Class A (ADR)[2]	172,368	4,130
	Halma PLC[1]	121,095	4,057
	Autodesk, Inc.[2]	12,375	3,779
	NetEase, Inc.[1]	194,400	3,720
	Logitech International SA1	37,097	3,598
	Nokia Corp.[1,2]	802,140	3,059
	Micron Technology, Inc.[2]	39,018	2,933
	Cognizant Technology Solutions Corp., Class A	35,343	2,896
	ON Semiconductor Corp.[2]	82,489	2,700
	GDS Holdings Ltd., Class A1,2	230,900	2,691
	Nice Ltd. (ADR)[2]	9,355	2,652
	Aspen Technology, Inc.[2]	19,209	2,502
	Elastic NV, non-registered shares[2]	15,997	2,338
	Globant SA2	10,638	2,315
	Amphenol Corp., Class A	16,828	2,201
	Hamamatsu Photonics KK1	30,700	1,758
	SAP SE1	12,349	1,623
	TravelSky Technology Ltd., Class H1	664,000	1,602
	KLA Corp.	5,692	1,474
	Hangzhou Hikvision Digital Technology Co., Ltd., Class A1	193,443	1,438
	Intel Corp.	28,781	1,434
	CMC Materials, Inc.	8,338	1,261
	VeriSign, Inc.[2]	5,316	1,150
	Amadeus IT Group SA, Class A, non-registered shares[1]	14,929	1,081
	Vontier Corp.[2]	31,087	1,038
	Coforge Ltd.[1]	20,580	765

			805,550

Consumer discretionary 14.40%	MercadoLibre, Inc.[2]	53,020	88,820
	Alibaba Group Holding Ltd.[1,2]	2,075,204	60,633
	LVMH Moët Hennessy-Louis Vuitton SE1	57,683	36,042
	Delivery Hero SE1,2	228,670	35,492

68	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Naspers Ltd., Class N1	129,169	$ 26,437
	General Motors Company	531,686	22,139
	Galaxy Entertainment Group Ltd.[1]	2,777,000	21,600
	Hermès International[1]	19,805	21,297
	Meituan, Class B1,2	523,802	20,034
	Kering SA1	26,627	19,358
	XPeng Inc., Class A (ADR)[2,3]	434,541	18,611
	EssilorLuxottica[1]	106,218	16,565
	Evolution Gaming Group AB1	158,058	16,025
	JD Health International Inc.[1,2]	710,150	13,741
	adidas AG1,2	32,858	11,961
	Cie. Financière Richemont SA, Class A1	115,827	10,466
	Sony Corp.[1]	103,800	10,436
	NIKE, Inc., Class B	71,017	10,047
	Booking Holdings Inc.[2]	4,420	9,845
	Gree Electric Appliances, Inc. of Zhuhai, Class A1	895,846	8,504
	Li Ning Co. Ltd.[1]	1,231,501	8,484
	Pop Mart International Group Ltd.[1,2]	778,200	8,166
	Melco Resorts & Entertainment Ltd. (ADR)	411,713	7,637
	IDP Education Ltd.[1]	418,781	6,415
	Jumbo SA1	362,261	6,308
	Astra International Tbk PT1	14,461,800	6,211
	YUM! Brands, Inc.	52,525	5,702
	Wyndham Hotels & Resorts, Inc.	95,196	5,659
	Marriott International, Inc., Class A	42,036	5,545
	JD.com, Inc., Class A1,2	120,550	5,309
	Zhongsheng Group Holdings Ltd.[1]	683,500	4,873
	Midea Group Co., Ltd., Class A1	307,835	4,642
	Fast Retailing Co., Ltd.[1]	4,900	4,397
	Suzuki Motor Corp.[1]	86,400	4,011
	Wynn Macau, Ltd.[1,2]	2,336,800	3,929
	Ferrari NV1	14,576	3,371
	China MeiDong Auto Holdings Ltd.[1]	816,000	3,318
	Prosus NV1	30,717	3,304
	Industria de Diseño Textil, SA1	101,889	3,244
	Samsonite International SA1,2	1,787,100	3,175
	Allegro.eu1,2	136,887	3,111
	Maruti Suzuki India Ltd.[1]	28,401	2,980
	Domino’s Pizza, Inc.	7,473	2,866
	Flutter Entertainment PLC (GBP denominated)[1]	12,491	2,586
	Hyundai Motor Co.[1]	12,662	2,246
	Shangri-La Asia Ltd.[1,2]	2,212,000	1,973
	Aptiv PLC	14,036	1,829
	InterContinental Hotels Group PLC[1,2]	26,077	1,694
	Airbnb, Inc., Class A2	10,563	1,551
	Lojas Americanas SA, ordinary nominative	384,328	1,513
	Entain PLC[1,2]	94,780	1,471
	Peugeot SA1,2	39,005	1,068
	Vivo Energy PLC[1]	919,486	1,063
	Dada Nexus Ltd. (ADR)[2,3]	25,200	920
	Levi Strauss & Co., Class A	45,515	914
	Wynn Resorts, Ltd.	7,397	835
	Bayerische Motoren Werke AG1	6,118	540

			610,913

Health care 12.35%	Zai Lab Ltd. (ADR)[2]	384,191	51,996
	Thermo Fisher Scientific Inc.	83,711	38,991
	WuXi Biologics (Cayman) Inc.[1,2]	2,647,600	35,266
	Carl Zeiss Meditec AG, non-registered shares[1]	205,241	27,310
	WuXi AppTec Co., Ltd., Class A1	871,716	17,996
	WuXi AppTec Co., Ltd., Class H1	459,100	9,020

American Funds Insurance Series	69

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	AstraZeneca PLC[1]	232,864	$ 23,265
	Notre Dame Intermédica Participações SA	1,465,403	22,102
	Abbott Laboratories	200,515	21,954
	BioMarin Pharmaceutical Inc.[2]	179,080	15,704
	PerkinElmer, Inc.	107,200	15,383
	Asahi Intecc Co., Ltd.[1]	412,600	15,062
	bioMérieux SA1	95,915	13,526
	Jiangsu Hengrui Medicine Co., Ltd., Class A1	779,198	13,311
	BeiGene, Ltd. (ADR)[2]	46,796	12,091
	BeiGene, Ltd.[1,2]	54,000	1,086
	CSL Ltd.[1]	57,968	12,666
	Pharmaron Beijing Co., Ltd., Class H1	431,200	7,308
	Pharmaron Beijing Co., Ltd., Class A1	265,800	4,894
	Aier Eye Hospital Group Co., Ltd., Class A1	1,033,827	11,841
	Yunnan Baiyao Group Co., Ltd., Class A1	679,100	11,826
	Koninklijke Philips NV (EUR denominated)[1,2]	205,320	10,988
	Shionogi & Co., Ltd.[1]	179,300	9,801
	Olympus Corp.[1]	440,900	9,651
	Novo Nordisk A/S, Class B1	111,509	7,800
	Hypera SA, ordinary nominative	1,156,915	7,629
	Hugel, Inc.[1,2]	43,840	7,585
	CanSino Biologics Inc., Class H1,2	323,600	7,406
	Straumann Holding AG1	6,192	7,211
	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A1	346,233	6,802
	Pfizer Inc.	171,061	6,297
	Hangzhou Tigermed Consulting Co., Ltd., Class A1	227,271	5,632
	Teva Pharmaceutical Industries Ltd. (ADR)[2]	573,624	5,536
	Novartis AG1	55,224	5,216
	Zoetis Inc., Class A	31,037	5,137
	Alibaba Health Information Technology Ltd.[1,2]	1,650,600	4,898
	Hikma Pharmaceuticals PLC[1]	135,368	4,663
	Medtronic PLC	39,620	4,641
	Danaher Corp.	20,736	4,606
	HOYA Corp.[1]	27,600	3,815
	Baxter International Inc.	47,480	3,810
	Alcon Inc.[1,2]	55,002	3,672
	Grifols, SA, Class A, non-registered shares[1]	84,195	2,458
	Grifols, SA, Class B (ADR)	30,657	565
	Mettler-Toledo International Inc.[2]	1,661	1,893
	Lupin Ltd.[1]	140,828	1,885
	OdontoPrev SA, ordinary nominative	554,693	1,554
	Viatris Inc.[2]	21,294	399
	NMC Health PLC[1,2,4]	49,400	1

			524,149

Financials 11.00%	Kotak Mahindra Bank Ltd.[1,2]	2,768,189	75,756
	AIA Group Ltd.[1]	4,488,200	55,284
	HDFC Bank Ltd.[1,2]	2,384,834	46,976
	HDFC Bank Ltd. (ADR)[2]	76,097	5,499
	B3 SA - Brasil, Bolsa, Balcao	2,627,316	31,351
	Société Générale[1,2]	1,218,593	25,386
	XP Inc., Class A2	480,952	19,079
	Bajaj Finance Ltd.[1]	261,996	19,028
	Capitec Bank Holdings Ltd.[1,2]	185,645	18,091
	Sberbank of Russia PJSC (ADR)[1]	1,012,500	14,596
	Sberbank of Russia PJSC (ADR)	226,687	3,287
	Ping An Insurance (Group) Company of China, Ltd., Class H1	1,371,300	16,844
	Ping An Insurance (Group) Company of China, Ltd., Class A1	36,100	480
	UniCredit SpA[1,2]	1,762,672	16,312
	HDFC Life Insurance Company Ltd.[1,2]	1,109,818	10,295
	ICICI Bank Ltd. (ADR)[2]	495,101	7,357

70	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	ICICI Bank Ltd.[1,2]	384,782	$ 2,825
	Moody’s Corp.	31,860	9,247
	Banco Bilbao Vizcaya Argentaria, SA1	1,830,437	8,973
	Hong Kong Exchanges and Clearing Ltd.[1]	153,700	8,454
	S&P Global Inc.	22,691	7,459
	Discovery Ltd.[1]	565,192	5,849
	Bajaj Finserv Ltd.[1]	45,189	5,518
	Fairfax Financial Holdings Ltd., subordinate voting shares	15,658	5,337
	TCS Group Holding PLC (GDR)[1,5]	140,222	4,584
	TCS Group Holding PLC (GDR)[1]	1,553	51
	Bank Central Asia Tbk PT1	1,879,300	4,528
	Lufax Holding Ltd. (ADR)[2]	291,670	4,142
	China Merchants Bank Co., Ltd., Class H1	605,500	3,845
	UBS Group AG1	225,557	3,155
	AU Small Finance Bank Ltd.[1,2]	259,859	3,050
	Moscow Exchange MICEX-RTS PJSC[1]	1,404,664	3,031
	Eurobank Ergasias Services and Holdings SA1,2	4,206,715	2,978
	PICC Property and Casualty Co. Ltd., Class H1	3,623,000	2,745
	Alpha Bank SA1,2	2,100,154	2,453
	Chubb Ltd.	15,529	2,390
	The People’s Insurance Co. (Group) of China Ltd., Class H1	6,833,000	2,171
	Axis Bank Ltd.[1,2]	219,958	1,872
	BB Seguridade Participações SA	273,314	1,559
	Bank of the Philippine Islands[1]	839,100	1,424
	Kasikornbank PCL, foreign registered[1]	345,200	1,318
	Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B2	1,278,484	1,305
	Credicorp Ltd.	4,951	812

			466,696

Communication services 8.28%	Tencent Holdings Ltd.[1]	1,058,700	77,356
	Sea Ltd., Class A (ADR)[2]	259,149	51,584
	Facebook, Inc., Class A2	183,040	49,999
	Alphabet Inc., Class C2	22,802	39,946
	Alphabet Inc., Class A2	3,487	6,112
	Netflix, Inc.[2]	48,388	26,165
	Yandex NV, Class A2	283,230	19,707
	América Móvil, SAB de CV, Series L (ADR)	1,066,269	15,504
	Electronic Arts Inc.	92,639	13,303
	Activision Blizzard, Inc.	126,033	11,702
	Bharti Airtel Ltd.[1]	892,598	6,239
	Indus Towers Ltd.[1]	1,872,343	5,909
	Vodafone Group PLC[1]	3,261,452	5,367
	JOYY Inc., Class A (ADR)	53,334	4,266
	Bilibili Inc., Class Z (ADR)[2]	47,070	4,035
	MTN Group Ltd.[1]	943,276	3,868
	China Tower Corp. Ltd., Class H1	23,738,000	3,494
	SoftBank Group Corp.[1]	39,400	3,086
	Informa PLC[1]	186,868	1,404
	JCDecaux SA1,2	48,473	1,107
	Telkom Indonesia (Persero) Tbk PT, Class B1	4,360,300	1,029

			351,182

Materials 5.95%	Vale SA, ordinary nominative	1,721,168	28,977
	Vale SA, ordinary nominative (ADR)	1,497,718	25,102
	First Quantum Minerals Ltd.	1,278,353	22,948
	Sika AG1	70,329	19,200
	Asian Paints Ltd.[1]	499,171	18,927
	Freeport-McMoRan Inc.	394,687	10,270
	Shin-Etsu Chemical Co., Ltd.[1]	56,900	9,961

American Funds Insurance Series	71

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Materials (continued)	Rio Tinto PLC[1]	106,811	$ 7,992
	Linde PLC	29,913	7,882
	LANXESS AG1	98,732	7,571
	Koninklijke DSM NV1	39,449	6,796
	Givaudan SA1	1,578	6,647
	AngloGold Ashanti Ltd. (ADR)	210,144	4,753
	AngloGold Ashanti Ltd.[1]	70,895	1,621
	Gerdau SA (ADR)	1,298,914	6,066
	Shree Cement Ltd.[1]	18,011	5,933
	Arkema SA1	44,846	5,126
	BHP Group PLC[1]	192,429	5,071
	CCL Industries Inc., Class B, nonvoting shares	93,655	4,252
	Umicore SA1	87,348	4,196
	Air Liquide SA, non-registered shares[1]	25,294	4,151
	Akzo Nobel NV1	36,592	3,931
	Loma Negra Compania Industrial Argentina SA (ADR)	599,550	3,687
	BASF SE1	45,331	3,580
	Alrosa PJSC[1]	2,643,724	3,515
	Barrick Gold Corp.	142,586	3,248
	Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A1	546,193	3,242
	Chr. Hansen Holding A/S1,2	27,666	2,847
	SIG Combibloc Group AG1	122,353	2,834
	Huntsman Corp.	103,725	2,608
	Turquoise Hill Resources Ltd.[2]	156,812	1,948
	Turquoise Hill Resources Ltd. (CAD denominated)[2]	49,730	618
	Amcor PLC (CDI)[1]	162,847	1,934
	Celanese Corp.	14,743	1,916
	Dow Inc.	32,269	1,791
	Asahi Kasei Corp.[1]	130,400	1,341

			252,482

Industrials 5.91%	Shanghai International Airport Co., Ltd., Class A1	2,560,277	29,634
	Airbus SE, non-registered shares[1,2]	244,231	26,829
	Safran SA1,2	162,243	23,009
	CCR SA, ordinary nominative	8,621,584	22,358
	Wizz Air Holdings PLC[1,2]	220,032	13,742
	IMCD NV1	99,924	12,696
	International Container Terminal Services, Inc.[1]	4,297,260	11,054
	DSV Panalpina A/S1	64,161	10,738
	SMC Corp.[1]	16,500	10,077
	Rumo SA2	2,191,897	8,119
	Nidec Corp.[1]	56,800	7,157
	TransDigm Group Inc.[2]	11,118	6,880
	Ryanair Holdings PLC (ADR)[2]	52,278	5,750
	Fortive Corp.	76,735	5,434
	Daikin Industries, Ltd.[1]	23,300	5,189
	Han’s Laser Technology Industry Group Co., Ltd., Class A1	771,125	5,053
	Airports of Thailand PCL, foreign registered[1]	2,363,200	4,872
	Spirax-Sarco Engineering PLC[1]	28,754	4,444
	Centre Testing International Group Co., Ltd.[1]	1,056,096	4,427
	Copa Holdings, SA, Class A	48,964	3,782
	Jardine Matheson Holdings Ltd.[1]	59,000	3,305
	Guangzhou Baiyun International Airport Co. Ltd., Class A1	1,501,303	3,245
	Epiroc AB, Class B1	178,529	3,025
	A-Living Smart City Services Co., Ltd., Class H1	659,500	2,938
	Boeing Company	11,550	2,472
	ABB Ltd.[1]	83,200	2,327
	Komatsu Ltd.[1]	81,500	2,233
	Experian PLC[1]	56,793	2,164
	Air Lease Corp., Class A	43,452	1,930
	Hefei Meyer Optoelectronic Technology Inc., Class A1	254,600	1,728

72	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Atlas Copco AB, Class B1	37,156	$ 1,669
	Havells India Ltd.[1]	126,664	1,589
	Carrier Global Corp.	23,873	901

			250,770

Consumer staples 5.71%	Kweichow Moutai Co., Ltd., Class A1	253,607	77,500
	Nestlé SA1	162,495	19,130
	Foshan Haitian Flavouring and Food Co. Ltd., Class A1	597,861	18,388
	Nongfu Spring Co., Ltd., Class H1,2,3	2,018,605	14,354
	Anheuser-Busch InBev SA/NV1	176,745	12,351
	Carlsberg A/S, Class B1	55,396	8,881
	Raia Drogasil SA, ordinary nominative	1,594,597	7,687
	Pernod Ricard SA1	39,282	7,530
	Avenue Supermarts Ltd.[1,2]	142,505	5,389
	Mondelez International, Inc.	85,994	5,028
	Reckitt Benckiser Group PLC[1]	53,352	4,772
	Fomento Económico Mexicano, SAB de CV	618,449	4,672
	Unilever PLC[1]	76,805	4,623
	British American Tobacco PLC[1]	117,770	4,380
	United Spirits Ltd.[1,2]	535,599	4,246
	Wal-Mart de México, SAB de CV, Series V	1,351,284	3,801
	Shiseido Company, Ltd.[1]	50,800	3,524
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	513,300	3,488
	ITC Ltd.[1]	1,169,574	3,350
	Heineken NV1	27,072	3,019
	Kimberly-Clark de México, SAB de CV, Class A	1,647,040	2,813
	Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd., Class A1	266,585	2,725
	Constellation Brands, Inc., Class A	11,586	2,538
	Uni-Charm Corp.[1]	52,100	2,472
	L’Oréal SA, non-registered shares[1]	6,491	2,466
	Kirin Holdings Company, Ltd.[1]	89,700	2,118
	Herbalife Nutrition Ltd.[2]	41,972	2,017
	Japan Tobacco Inc.[1,3]	97,300	1,983
	Colgate-Palmolive Company	18,811	1,609
	Danone SA1	21,048	1,383
	McCormick & Co., Inc., nonvoting shares	13,126	1,255
	JBS SA, ordinary nominative	259,002	1,180
	Chengdu Hongqi Chain Co., Ltd.[1]	1,109,901	1,124
	Diageo PLC[1]	11,617	459

			242,255

Energy 3.77%	Reliance Industries Ltd.[1]	2,911,135	79,302
	Reliance Industries Ltd., interim shares[1]	152,741	2,343
	Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	3,866,812	43,424
	Royal Dutch Shell PLC, Class B1	446,106	7,686
	Rosneft Oil Company PJSC (GDR)[1]	1,301,724	7,340
	New Fortress Energy Inc., Class A	96,956	5,196
	Gazprom PJSC (ADR)[1]	780,774	4,341
	Schlumberger Ltd.	172,397	3,763
	Total SE1,3	74,483	3,213
	Chevron Corp.	31,798	2,685
	United Tractors Tbk PT1	326,800	620

			159,913

Real estate 1.68%	American Tower Corp. REIT	45,257	10,158
	Shimao Services Holdings Ltd.[1,2]	6,203,187	9,570
	ESR Cayman Ltd.[1,2]	2,262,400	8,131
	CK Asset Holdings Ltd.[1]	1,249,500	6,427
	BR Malls Participacoes SA, ordinary nominative[2]	3,304,622	6,298

American Funds Insurance Series	73

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Real estate (continued)	Ayala Land, Inc.[1]	6,681,900	$ 5,691
	KE Holdings Inc., Class A (ADR)[2]	87,058	5,358
	CIFI Holdings (Group) Co. Ltd.[1]	5,873,674	4,981
	Embassy Office Parks REIT[1]	939,200	4,435
	Shimao Group Holdings Ltd.[1]	1,282,000	4,099
	China Overseas Land & Investment Ltd.[1]	1,464,500	3,186
	Longfor Group Holdings Ltd.[1]	495,000	2,907

			71,241

Utilities 1.63%	ENN Energy Holdings Ltd.[1]	1,619,800	23,776
	China Gas Holdings Ltd.[1]	5,533,000	22,061
	AES Corp.	345,838	8,127
	China Resources Gas Group Ltd.[1]	1,092,000	5,808
	Enel SpA[1]	515,991	5,211
	Engie SA1,2	275,227	4,214

			69,197

	Total common stocks (cost: $2,195,857,000)		3,804,348

Preferred securities 1.14%
Industrials 0.31%	Azul SA, preferred nominative (ADR)[2,3]	357,605	8,161
	GOL Linhas Aéreas Inteligentes SA, preferred nominative[2]	847,943	4,071
	GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)[2]	72,525	712

			12,944

Materials 0.29%	Gerdau SA, preferred nominative	2,652,635	12,487

Consumer discretionary 0.22%	Volkswagen AG, nonvoting preferred shares[1]	35,834	6,676
	Lojas Americanas SA, preferred nominative	489,555	2,478

			9,154

Health care 0.10%	Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	235,609	4,389

Consumer staples 0.07%	Henkel AG & Co. KGaA, nonvoting preferred shares[1]	27,859	3,139

Information technology 0.07%	Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	44,182	2,999

Energy 0.05%	Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	101,360	1,121
	Petróleo Brasileiro SA (Petrobras), preferred nominative	182,615	997

			2,118

Financials 0.03%	Itaúsa SA, preferred nominative	525,633	1,187

Real estate 0.00%	Ayala Land, Inc., preferred shares[1,2,4]	15,000,000	–	[6]

	Total preferred securities (cost: $30,866,000)		48,417

74	American Funds Insurance Series

New World Fund  (continued)

Rights & warrants 0.27%		Shares	Value (000)
Consumer staples 0.25%	Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2022[1,5]	336,160	$10,339

Health care 0.02%	Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]	54,200	621
	Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]	21,625	244

			865

Consumer discretionary 0.00%	Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	144,354	37

	Total rights & warrants (cost: $3,236,000)		11,241

Convertible bonds & notes 0.00%		Principal amount (000)
Health care 0.00%	BioMarin Pharmaceutical Inc., convertible bonds, 1.25% 2027[5]	$ 114	120

	Total convertible bonds & notes (cost: $121,000)		120

Bonds, notes & other debt instruments 2.83%

Bonds & notes of governments & government agencies outside the U.S. 2.47%
	Abu Dhabi (Emirate of) 2.50% 2029[5]	1,900	2,055
	Abu Dhabi (Emirate of) 1.70% 2031[5]	455	456
	Angola (Republic of) 9.50% 2025	800	833
	Angola (Republic of) 8.25% 2028	200	192
	Angola (Republic of) 8.00% 2029[5]	2,800	2,639
	Angola (Republic of) 8.00% 2029	200	189
	Argentine Republic 1.00% 2029	384	167
	Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[7]	757	308
	Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[7]	4,190	1,538
	Argentine Republic 0.125% 2038 (2.00% on 7/9/2021)[7]	1,318	541
	Argentine Republic 0.125% 2041 (2.50% on 7/9/2021)[7]	5,900	2,239
	Armenia (Republic of) 7.15% 2025	490	566
	Bahrain (Kingdom of) 6.75% 2029[5]	500	576
	Belarus (Republic of) 6.875% 2023	1,775	1,860
	Belarus (Republic of) 5.875% 2026	230	237
	Belarus (Republic of) 7.625% 2027	335	370
	Buenos Aires (City of) 8.95% 2021	359	359
	Cameroon (Republic of) 9.50% 2025	805	899
	Colombia (Republic of) 4.50% 2026	1,250	1,419
	Colombia (Republic of) 7.375% 2037	600	878
	Colombia (Republic of) 4.125% 2051	350	390
	Costa Rica (Republic of) 4.375% 2025	234	219
	Costa Rica (Republic of) 6.125% 2031[5]	1,250	1,170
	Costa Rica (Republic of) 6.125% 2031	818	766
	Costa Rica (Republic of) 7.158% 2045	498	464
	Cote d’Ivoire (Republic of) 4.875% 2032	€ 150	189
	Dominican Republic 9.75% 2026	DOP18,150	336
	Dominican Republic 8.625% 2027[5]	$ 575	733
	Dominican Republic 11.375% 2029	DOP12,800	265
	Dominican Republic 7.45% 2044[5]	$ 1,125	1,458
	Dominican Republic 7.45% 2044	1,100	1,426
	Dominican Republic 6.85% 2045	100	122
	Dominican Republic 5.875% 2060[5]	280	309
	Egypt (Arab Republic of) 5.75% 2024[5]	450	483
	Egypt (Arab Republic of) 5.625% 2030	€ 260	333
	Egypt (Arab Republic of) 7.625% 2032[5]	$ 1,140	1,294
	Egypt (Arab Republic of) 8.50% 2047	1,200	1,364
	Egypt (Arab Republic of) 8.15% 2059[5]	900	993

American Funds Insurance Series	75

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 2024	$ 1,230	$1,255
Export-Import Bank of India 3.25% 2030	1,180	1,265
Gabonese Republic 6.375% 2024	2,480	2,589
Guatemala (Republic of) 4.375% 2027	600	668
Honduras (Republic of) 6.25% 2027	1,750	2,032
Honduras (Republic of) 5.625% 2030[5]	200	230
Indonesia (Republic of) 6.625% 2037	700	999
Indonesia (Republic of) 5.25% 2042	840	1,091
Iraq (Republic of) 6.752% 2023	960	941
Jordan (Hashemite Kingdom of) 4.95% 2025[5]	600	639
Jordan (Hashemite Kingdom of) 5.75% 2027[5]	1,530	1,691
Jordan (Hashemite Kingdom of) 5.75% 2027	200	221
Kazakhstan (Republic of) 5.125% 2025[5]	900	1,066
Kazakhstan (Republic of) 6.50% 2045[5]	800	1,294
Kenya (Republic of) 6.875% 2024[5]	900	988
Kenya (Republic of) 8.25% 2048[5]	2,200	2,526
Malaysia (Federation of), Series 0419, 3.828% 2034	MYR430	114
Malaysia (Federation of), Series 0418, 4.893% 2038	1,150	338
Pakistan (Islamic Republic of) 8.25% 2024	$ 500	547
Pakistan (Islamic Republic of) 8.25% 2025[5]	410	453
Pakistan (Islamic Republic of) 6.875% 2027[5]	1,250	1,309
Pakistan (Islamic Republic of) 7.875% 2036	400	415
Panama (Republic of) 3.75% 2026[5]	1,380	1,513
Panama (Republic of) 4.50% 2047	1,155	1,489
Panama (Republic of) 4.50% 2050	400	516
Panama (Republic of) 4.30% 2053	400	510
Paraguay (Republic of) 5.00% 2026[5]	500	588
Paraguay (Republic of) 5.00% 2026	210	247
Paraguay (Republic of) 4.70% 2027[5]	800	938
Paraguay (Republic of) 4.70% 2027	500	586
Paraguay (Republic of) 4.95% 2031	320	388
Peru (Republic of) 6.55% 2037	1,070	1,628
Peru (Republic of) 2.78% 2060	840	849
PETRONAS Capital Ltd. 3.50% 2030[5]	200	230
PETRONAS Capital Ltd. 4.55% 2050[5]	400	536
Philippines (Republic of) 6.375% 2034	820	1,206
Philippines (Republic of) 2.95% 2045	1,220	1,291
PT Indonesia Asahan Aluminium Tbk 6.757% 2048	200	274
Qatar (State of) 4.50% 2028[5]	3,000	3,640
Qatar (State of) 4.50% 2028	1,000	1,213
Romania 2.00% 2032	€ 1,510	1,940
Romania 5.125% 2048[5]	$ 1,700	2,180
Russian Federation 4.375% 2029[5]	1,000	1,169
Russian Federation 5.10% 2035	1,200	1,520
Russian Federation 5.25% 2047	1,400	1,943
Senegal (Republic of) 4.75% 2028	€ 1,100	1,436
Serbia (Republic of) 3.125% 2027	1,020	1,403
South Africa (Republic of) 5.875% 2030	$ 2,110	2,396
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	250	196
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	1,000	697
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	410	247
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	700	426
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	1,610	934
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030	800	462
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030[5]	500	289
Tunisia (Republic of) 6.75% 2023	€ 110	129
Tunisia (Republic of) 5.625% 2024	710	805
Tunisia (Republic of) 5.75% 2025	$ 875	801
Turkey (Republic of) 6.375% 2025	475	514
Turkey (Republic of) 11.875% 2030	600	877
Turkey (Republic of) 4.875% 2043	1,295	1,137

76	American Funds Insurance Series

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Turkey (Republic of) 5.75% 2047	$2,205	$ 2,106
	Ukraine 7.75% 2027	2,328	2,648
	Ukraine 9.75% 2028	700	863
	Ukraine 7.375% 2032	2,180	2,402
	United Mexican States 3.90% 2025	320	360
	United Mexican States 4.50% 2029	1,070	1,258
	United Mexican States 4.75% 2032	870	1,049
	United Mexican States 4.75% 2044	1,090	1,300
	Venezuela (Bolivarian Republic of) 7.00% 2018[8]	64	6
	Venezuela (Bolivarian Republic of) 7.75% 2019[8]	1,149	111
	Venezuela (Bolivarian Republic of) 6.00% 2020[8]	950	92
	Venezuela (Bolivarian Republic of) 12.75% 2022[8]	85	8
	Venezuela (Bolivarian Republic of) 9.00% 2023[8]	1,383	134
	Venezuela (Bolivarian Republic of) 8.25% 2024[8]	299	29
	Venezuela (Bolivarian Republic of) 7.65% 2025[8]	129	13
	Venezuela (Bolivarian Republic of) 11.75% 2026[8]	64	6
	Venezuela (Bolivarian Republic of) 9.25% 2027[8]	170	17
	Venezuela (Bolivarian Republic of) 9.25% 2028[8]	319	31
	Venezuela (Bolivarian Republic of) 11.95% 2031[8]	106	10
	Venezuela (Bolivarian Republic of) 7.00% 2038[8]	107	10

			104,902

Corporate bonds, notes & loans 0.36%
Energy 0.10%	Oleoducto Central SA 4.00% 2027[5]	255	277
	Petrobras Global Finance Co. 5.60% 2031	575	662
	Petrobras Global Finance Co. 6.75% 2050	110	137
	Petrobras Global Finance Co. 6.85% 2115	314	392
	Petróleos Mexicanos 6.875% 2025[5]	624	685
	Petróleos Mexicanos 6.875% 2026	755	826
	Petróleos Mexicanos 6.49% 2027	910	962
	PTT Exploration and Production PCL 2.587% 2027[5]	320	335

			4,276

Financials 0.08% 0.08%	Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[7]	1,140	1,189
	HSBK (Europe) BV 7.25% 2021[5]	665	674
	Power Financial Corp Ltd. 5.25% 2028	425	491
	Power Financial Corp Ltd. 6.15% 2028	432	527
	Power Financial Corp Ltd. 4.50% 2029	273	301

			3,182

Utilities 0.06%	AES Panama Generation Holdings SRL 4.375% 2030[5]	280	303
	Empresas Publicas de Medellin ESP 4.25% 2029[5]	665	716
	Empresas Publicas de Medellin ESP 4.375% 2031[5]	360	387
	State Grid Overseas Investment Ltd. 3.50% 2027[5]	900	1,002
	State Grid Overseas Investment Ltd. 4.25% 2028	200	234

			2,642

Industrials 0.05%	DP World Crescent 4.848% 2028[5]	835	973
	Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[5]	270	340
	Mexico City Airport Trust 4.25% 2026	675	716
	Mexico City Airport Trust 3.875% 2028	200	207

			2,236

American Funds Insurance Series	77

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services 0.04%	Axiata SPV5 Labuan Ltd. 3.064% 2050	$357	$359
	PLDT Inc. 2.50% 2031	210	220
	Tencent Holdings Ltd. 3.975% 2029	400	456
	Tencent Holdings Ltd. 3.24% 2050[5]	580	601

			1,636

Materials 0.02%	Braskem Idesa SAPI 7.45% 2029	775	728
	Braskem Idesa SAPI 7.45% 2029[5]	300	282

			1,010

Consumer discretionary 0.01%	Sands China Ltd. 4.375% 2030[5]	220	246

	Total corporate bonds, notes & loans		15,228

	Total bonds, notes & other debt instruments (cost: $110,988,000)		120,130

Short-term securities 5.62%		Shares

Money market investments 5.62%
	Capital Group Central Cash Fund 0.12%[9,10]	2,244,744	224,497
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[9,11]	14,020,660	14,020

	Total short-term securities (cost: $238,510,000)		238,517

	Total investment securities 99.52% (cost: $2,579,578,000)		4,222,773
	Other assets less liabilities 0.48%		20,380

	Net assets 100.00%		$4,243,153

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[12] (000)	Value at 12/31/2020[13] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	8	March 2021	$ (800)	$(1,251)	$3
30 Year Ultra U.S. Treasury Bond Futures	Long	10	March 2021	1,000	2,136	(13)

						$(10)

Forward currency contracts

				Unrealized
Contract amount				depreciation
Purchases	Sales		Settlement	at 12/31/2020
(000)	(000)	Counterparty	date	(000)
USD3,404	EUR2,830	Bank of New York Mellon	1/8/2021	$(54)

78	American Funds Insurance Series

New World Fund  (continued)

Investments in affiliates[10]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)

Short-term securities 5.29%
Money market investments 5.29%
Capital Group Central Cash Fund 0.12%[9]	$238,673	$930,010	$944,104	$40	$(122)	$224,497	$1,220

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,245,296,000, which represented 52.92% of the net assets of the fund. This amount includes $2,245,295,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $18,411,000, which represented .43% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Value determined using significant unobservable inputs.
[5]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $56,174,000, which represented 1.32% of the net assets of the fund.

[6]	Amount less than one thousand.
[7]	Step bond; coupon rate may change at a later date.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Rate represents the seven-day yield at 12/31/2020.
[10]Part	of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[11]Security	purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[12]Notional	amount is calculated based on the number of contracts and notional contract size.
[13]Value	is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

DOP = Dominican pesos

EUR/€ = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MYR = Malaysian ringgits

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	79

Blue Chip Income and Growth Fund

Investment portfolio December 31, 2020

Common stocks 97.04%		Shares	Value (000)
Health care 17.33%	Abbott Laboratories	3,362,500	$ 368,160
	Amgen Inc.	1,258,510	289,357
	UnitedHealth Group Inc.	593,400	208,093
	AbbVie Inc.	1,890,460	202,563
	Gilead Sciences, Inc.	3,005,712	175,113
	Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	99,721
	Medtronic PLC	700,000	81,998
	Stryker Corp.	296,800	72,728
	Humana Inc.	124,700	51,161
	Merck & Co., Inc.	500,000	40,900
	Zimmer Biomet Holdings, Inc.	225,000	34,670
	PerkinElmer, Inc.	210,400	30,192
	GlaxoSmithKline PLC (ADR)	148,000	5,446

			1,660,102

Information technology 17.11%	Microsoft Corp.	2,598,300	577,914
	Broadcom Inc.	1,007,100	440,959
	Mastercard Inc., Class A	613,600	219,018
	Apple Inc.	1,600,000	212,304
	SS&C Technologies Holdings, Inc.	1,153,800	83,939
	Intel Corp.	1,100,000	54,802
	Cognizant Technology Solutions Corp., Class A	486,000	39,828
	QUALCOMM Inc.	68,000	10,359

			1,639,123

Industrials 13.56%	CSX Corp.	3,255,142	295,404
	Raytheon Technologies Corp.	3,935,100	281,399
	General Dynamics Corp.	908,000	135,129
	Union Pacific Corp.	565,600	117,769
	General Electric Co.	9,974,300	107,722
	Carrier Global Corp.	2,549,000	96,148
	Illinois Tool Works Inc.	450,000	91,746
	Airbus Group SE (ADR)[1]	2,639,000	72,097
	RELX PLC (ADR)	1,225,000	30,209
	Stanley Black & Decker, Inc.	136,000	24,284
	Otis Worldwide Corp.	277,500	18,745
	L3Harris Technologies, Inc.	85,000	16,067
	ManpowerGroup Inc.	131,500	11,859
	Rolls-Royce Holdings PLC (ADR)[2]	356,800	564

			1,299,142

Communication services 9.47%	Comcast Corp., Class A	5,789,400	303,364
	Facebook, Inc., Class A1	967,600	264,310
	Alphabet Inc., Class A1	80,975	141,920
	Alphabet Inc., Class C1	3,000	5,256
	Netflix, Inc.[1]	201,800	109,119
	Omnicom Group Inc.	1,000,000	62,370
	Activision Blizzard, Inc.	113,000	10,492
	Electronic Arts Inc.	73,000	10,483

			907,314

Energy 9.05%	EOG Resources, Inc.	4,588,100	228,809
	Baker Hughes Co., Class A	10,437,000	217,611
	Chevron Corp.	1,099,000	92,811
	Diamondback Energy, Inc.	1,320,033	63,890
	Royal Dutch Shell PLC, Class B (ADR)	1,839,000	61,809
	Pioneer Natural Resources Company	486,800	55,442
	Concho Resources Inc.	616,100	35,949

80	American Funds Insurance Series

Blue Chip Income and Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Energy (continued)	Williams Companies, Inc.	1,661,000	$ 33,303
	Canadian Natural Resources, Ltd.	1,230,250	29,587
	TC Energy Corp.	600,000	24,432
	Schlumberger Ltd.	1,045,400	22,821

			866,464

Consumer staples 8.16%	Philip Morris International Inc.	3,090,600	255,871
	Altria Group, Inc.	2,448,000	100,368
	British American Tobacco PLC (ADR)	2,630,706	98,625
	Constellation Brands, Inc., Class A	408,300	89,438
	Coca-Cola Company	1,250,000	68,550
	PepsiCo, Inc.	400,000	59,320
	Keurig Dr Pepper Inc.	1,746,500	55,888
	Lamb Weston Holdings, Inc.	400,000	31,496
	Mondelez International, Inc.	384,000	22,452

			782,008

Consumer discretionary 7.63%	General Motors Company	4,485,500	186,776
	Royal Caribbean Cruises Ltd.	1,525,200	113,917
	McDonald’s Corp.	500,000	107,290
	Starbucks Corp.	608,000	65,044
	Lowe’s Companies, Inc.	392,000	62,920
	Sony Corp. (ADR)	561,000	56,717
	Home Depot, Inc.	150,000	39,843
	NIKE, Inc., Class B	225,000	31,831
	Hasbro, Inc.	315,000	29,465
	Williams-Sonoma, Inc.	273,700	27,874
	Darden Restaurants, Inc.	76,000	9,053

			730,730

Financials 6.98%	Citigroup Inc.	2,947,300	181,730
	JPMorgan Chase & Co.	1,349,300	171,456
	American International Group, Inc.	3,230,000	122,288
	Discover Financial Services	920,000	83,288
	Franklin Resources, Inc.	1,550,000	38,734
	Nasdaq, Inc.	260,000	34,512
	PNC Financial Services Group, Inc.	125,300	18,670
	CME Group Inc., Class A	96,500	17,568

			668,246

Utilities 3.42%	Public Service Enterprise Group Inc.	1,520,000	88,616
	Entergy Corp.	812,300	81,100
	DTE Energy Company	421,000	51,114
	Sempra Energy	331,000	42,173
	American Electric Power Company, Inc.	450,000	37,471
	NextEra Energy, Inc.	200,000	15,430
	E.ON SE (ADR)	1,090,000	12,055

			327,959

Materials 2.58%	Linde PLC	782,200	206,118
	Freeport-McMoRan Inc.	1,565,000	40,721

			246,839

American Funds Insurance Series	81

Blue Chip Income and Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Real estate 1.75%	Crown Castle International Corp. REIT	525,000	$ 83,575
	Americold Realty Trust REIT	690,000	25,758
	Digital Realty Trust, Inc. REIT	177,500	24,763
	Alexandria Real Estate Equities, Inc. REIT	98,500	17,555
	Equinix, Inc. REIT	22,400	15,997

			167,648

	Total common stocks (cost: $6,473,788,000)		9,295,575

Rights & warrants 0.00%
Financials 0.00%	American International Group, Inc., warrants, expire 2021[1]	1,151,554	138

	Total rights & warrants (cost: $17,794,000)		138

Convertible stocks 0.90%
Consumer discretionary 0.70%	Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	431,213	66,536

Health care 0.20%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	8,921	11,607
	Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	4,900	7,437

			19,044

	Total convertible stocks (cost: $57,918,000)		85,580

Convertible bonds & notes 0.14%		Principal amount (000)
Consumer discretionary 0.14%	Royal Caribbean Cruises Ltd., convertible notes, 2.875% 2023[3]	$ 11,376	13,651

	Total convertible bonds & notes (cost: $11,376,000)		13,651

Short-term securities 1.90%		Shares
Money market investments 1.90%
	Capital Group Central Cash Fund 0.12%[4,5]	1,785,145	178,532
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[4,6]	3,229,762	3,230

	Total short-term securities (cost: $181,729,000)		181,762

	Total investment securities 99.98% (cost: $6,742,605,000)		9,576,706
	Other assets less liabilities 0.02%		2,360

	Net assets 100.00%		$9,579,066

Investments in affiliates[5]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)

Short-term securities 1.86%
Money market investments 1.86%
Capital Group Central Cash Fund 0.12%[4]	$312,462	$1,545,068	$1,679,415	$414	$3	$178,532	$2,015

82	American Funds Insurance Series

Blue Chip Income and Growth Fund  (continued)

1Security did not produce income during the last 12 months.

2All or a portion of this security was on loan. The total value of all such securities was $3,447,000, which represented .04% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

3Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $13,651,000, which represented .14% of the net assets of the fund.

4Rate represents the seven-day yield at 12/31/2020.

5Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

6Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	83

Global Growth and Income Fund

Investment portfolio December 31, 2020

Common stocks 94.88%		Shares	Value (000)
Information technology 18.51%	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	4,709,800	$ 88,457
	Broadcom Inc.	155,700	68,173
	Apple Inc.	423,960	56,255
	Microsoft Corp.	213,200	47,420
	ASML Holding NV1	70,000	33,828
	Tokyo Electron Ltd.[1]	49,000	18,276
	Afterpay Ltd.[1,2]	184,495	16,914
	GoDaddy Inc., Class A2	142,000	11,779
	Fiserv, Inc.[2]	88,000	10,020
	Advanced Micro Devices, Inc.[2]	98,400	9,024
	NetEase, Inc.[1]	420,800	8,052
	PagSeguro Digital Ltd., Class A2	130,000	7,395
	Texas Instruments Inc.	40,000	6,565
	Murata Manufacturing Co., Ltd.[1]	67,000	6,034
	MediaTek Inc.[1]	194,000	5,181
	SAP SE1	34,500	4,534
	Atlassian Corp. PLC, Class A2	19,200	4,490

			402,397

Financials 15.82%	Société Générale[1,2]	2,306,018	48,040
	Fannie Mae[2]	16,006,000	38,254
	Sberbank of Russia PJSC (ADR)[1]	2,177,000	31,383
	HDFC Bank Ltd.[1,2]	1,166,577	22,979
	Discover Financial Services	249,000	22,542
	AIA Group Ltd.[1]	1,590,000	19,585
	Toronto-Dominion Bank (CAD denominated)	320,492	18,108
	B3 SA - Brasil, Bolsa, Balcao	1,500,000	17,899
	UniCredit SpA[1,2]	1,686,696	15,608
	DBS Group Holdings Ltd.[1]	805,000	15,226
	Macquarie Group Ltd.[1]	142,118	15,186
	Ping An Insurance (Group) Company of China, Ltd., Class H1	1,195,000	14,678
	CME Group Inc., Class A	70,000	12,744
	JPMorgan Chase & Co.	92,000	11,690
	The Blackstone Group Inc., Class A	136,700	8,860
	HDFC Life Insurance Company Ltd.[1,2]	773,990	7,180
	Barclays PLC[1,2]	3,365,000	6,754
	Zurich Insurance Group AG1	14,000	5,934
	BB Seguridade Participações SA	997,600	5,691
	Truist Financial Corp.	116,550	5,586

			343,927

Industrials 11.32%	Airbus SE, non-registered shares[1,2]	607,200	66,700
	CCR SA, ordinary nominative	18,355,800	47,602
	Lockheed Martin Corp.	66,000	23,429
	Safran SA1,2	123,500	17,515
	Honeywell International Inc.	71,700	15,251
	Illinois Tool Works Inc.	54,000	11,009
	Rheinmetall AG1	98,800	10,441
	VAT Group AG1	35,200	8,773
	Boeing Company	35,500	7,599
	CSX Corp.	73,000	6,625
	Experian PLC[1]	171,000	6,516
	Watsco, Inc.	23,500	5,324
	Union Pacific Corp.	24,400	5,081
	PACCAR Inc.	58,600	5,056
	Aeroflot - Russian Airlines PJSC[1,2]	3,920,000	3,773
	Seven Group Holdings Ltd.[1]	180,000	3,244
	International Consolidated Airlines Group SA (CDI)[1,2]	1,035,000	2,265

			246,203

84	American Funds Insurance Series

Global Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care 9.11%	Novartis AG1	337,000	$ 31,830
	UnitedHealth Group Inc.	86,300	30,264
	Sarepta Therapeutics, Inc.[2]	94,500	16,111
	Abbott Laboratories	125,000	13,686
	Hikma Pharmaceuticals PLC[1]	340,000	11,712
	Allogene Therapeutics, Inc.[2]	461,000	11,636
	Centene Corp.[2]	186,000	11,166
	HOYA Corp.[1]	76,700	10,602
	DexCom, Inc.[2]	23,700	8,762
	AstraZeneca PLC[1]	83,000	8,292
	CSL Ltd.[1]	35,200	7,691
	Eli Lilly and Company	45,000	7,598
	Gilead Sciences, Inc.	130,000	7,574
	Insulet Corp.[2]	28,300	7,234
	CVS Health Corp.	95,000	6,489
	Pfizer Inc.	104,000	3,828
	Regeneron Pharmaceuticals, Inc.[2]	7,650	3,696

			198,171

Consumer discretionary 9.09%	LVMH Moët Hennessy-Louis Vuitton SE1	74,096	46,298
	Flutter Entertainment PLC (EUR denominated)[1]	126,077	25,825
	Home Depot, Inc.	81,000	21,515
	General Motors Company	400,000	16,656
	Alibaba Group Holding Ltd.[1,2]	522,600	15,269
	Li Ning Co. Ltd.[1]	1,685,000	11,608
	Amazon.com, Inc.[2]	3,005	9,787
	Aston Martin Lagonda Global Holdings PLC[1,2]	267,252	7,360
	NIKE, Inc., Class B	51,800	7,328
	Tesla, Inc.[2]	9,000	6,351
	Restaurant Brands International Inc. (CAD denominated)	103,600	6,335
	Gentex Corp.	166,000	5,632
	Naspers Ltd., Class N1	27,000	5,526
	Melco Resorts & Entertainment Ltd. (ADR)	297,000	5,509
	lululemon athletica inc.[2]	9,800	3,411
	Strategic Education, Inc.	34,000	3,241

			197,651

Communication services 7.63%	Alphabet Inc., Class A2	21,800	38,208
	Alphabet Inc., Class C2	7,000	12,263
	Comcast Corp., Class A	546,000	28,610
	Facebook, Inc., Class A2	65,000	17,755
	Warner Music Group Corp., Class A	419,376	15,932
	Walt Disney Company[2]	67,000	12,139
	Activision Blizzard, Inc.	101,000	9,378
	SoftBank Corp.[1]	663,800	8,322
	New York Times Co., Class A	160,000	8,283
	Tencent Holdings Ltd.[1]	100,000	7,307
	Koninklijke KPN NV1	1,528,000	4,633
	Netflix, Inc.[2]	5,500	2,974

			165,804

Utilities 6.03%	Ørsted AS1	189,456	38,748
	Enel SpA[1]	3,539,000	35,738
	Dominion Energy, Inc.	150,000	11,280
	E.ON SE1	1,015,000	11,241
	China Resources Gas Group Ltd.[1]	1,778,000	9,457
	National Grid PLC[1]	750,000	8,933

American Funds Insurance Series	85

Global Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Utilities (continued)	Brookfield Infrastructure Partners LP	170,000	$ 8,411
	American Electric Power Company, Inc.	72,700	6,054
	Brookfield Infrastructure Corp., Class A, subordinate voting shares	18,888	1,368

			131,230

Materials 5.75%	Vale SA, ordinary nominative	1,409,600	23,732
	Vale SA, ordinary nominative (ADR)	385,600	6,463
	BHP Group PLC[1]	870,000	22,928
	Koninklijke DSM NV1	96,800	16,675
	Fortescue Metals Group Ltd.[1]	915,000	16,544
	Evonik Industries AG1	375,000	12,217
	Shin-Etsu Chemical Co., Ltd.[1]	63,000	11,029
	Eastman Chemical Company	68,000	6,819
	Air Products and Chemicals, Inc.	18,700	5,109
	Lynas Rare Earths Ltd.[1,2]	1,180,000	3,624

			125,140

Energy 4.63%	Reliance Industries Ltd.[1]	1,606,099	43,752
	Reliance Industries Ltd., interim shares[1]	107,073	1,642
	Canadian Natural Resources, Ltd. (CAD denominated)	904,000	21,725
	EOG Resources, Inc.	350,000	17,454
	Gazprom PJSC (ADR)[1]	2,141,000	11,902
	Total SE1,3	95,600	4,124

			100,599

Consumer staples 4.47%	Nestlé SA1	298,275	35,116
	Keurig Dr Pepper Inc.	405,000	12,960
	ITC Ltd.[1]	3,410,972	9,769
	British American Tobacco PLC[1]	252,000	9,373
	Pernod Ricard SA1	35,000	6,709
	Philip Morris International Inc.	80,000	6,623
	Altria Group, Inc.	145,000	5,945
	Mondelez International, Inc.	72,000	4,210
	Reckitt Benckiser Group PLC[1]	42,000	3,756
	Beyond Meat, Inc.[2,3]	21,500	2,688

			97,149

Real estate 2.52%	Mindspace Business Parks REIT[1,2]	2,124,800	9,308
	Mindspace Business Parks REIT[1,2,4]	1,309,000	5,619
	Alexandria Real Estate Equities, Inc. REIT	75,000	13,367
	Prologis, Inc. REIT	90,000	8,969
	Iron Mountain Inc. REIT	219,200	6,462
	Longfor Group Holdings Ltd.[1]	1,025,000	6,020
	CIFI Holdings (Group) Co. Ltd.[1]	5,910,000	5,011

			54,756

	Total common stocks (cost: $1,313,317,000)		2,063,027

Bonds, notes & other debt instruments 1.58%		Principal amount (000)
Corporate bonds, notes & loans 1.58%
Communication services 1.58%	Sprint Corp. 7.25% 2021	$33,000	34,378

	Total bonds, notes & other debt instruments (cost: $32,569,000)		34,378

86	American Funds Insurance Series

Global Growth and Income Fund (continued)

Short-term securities 3.35%	Shares	Value (000)
Money market investments 3.35%
Capital Group Central Cash Fund 0.12%[5,6]	664,822	$66,489
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	6,440,115	6,440

Total short-term securities (cost: $72,921,000)		72,929

Total investment securities 99.81% (cost: $1,418,807,000)		2,170,334
Other assets less liabilities 0.19%		4,116

Net assets 100.00%		$2,174,450

Investments in affiliates[6]
	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 3.06%
Money market investments 3.06%
Capital Group Central Cash Fund 0.12%[5]	$28,561	$583,471	$545,530	$51	$(64)	$66,489	$578

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,044,566,000, which represented 48.04% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3All or a portion of this security was on loan. The total value of all such securities was $6,890,000, which represented .32% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

4Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,619,000, which represented .26% of the net assets of the fund.

5Rate represents the seven-day yield at 12/31/2020.

6Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

7Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

See notes to financial statements.

American Funds Insurance Series	87

Growth-Income Fund

Investment portfolio December 31, 2020

Common stocks 96.33%		Shares	Value (000)
Information technology 19.97%	Microsoft Corp.	10,689,658	$2,377,594
	Broadcom Inc.	2,735,734	1,197,841
	Mastercard Inc., Class A	1,692,300	604,049
	Accenture PLC, Class A	991,200	258,911
	Intel Corp.	4,856,300	241,941
	Visa Inc., Class A	1,093,800	239,247
	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	10,147,000	190,576
	Adobe Inc.[2]	360,100	180,093
	Apple Inc.	1,220,400	161,935
	Autodesk, Inc.[2]	530,000	161,830
	ServiceNow, Inc.[2]	280,100	154,175
	QUALCOMM Inc.	1,007,952	153,551
	Automatic Data Processing, Inc.	845,000	148,889
	ASML Holding NV (New York registered) (ADR)	147,800	72,085
	ASML Holding NV1	140,000	67,657
	Ceridian HCM Holding Inc.[2]	1,240,574	132,196
	StoneCo Ltd., Class A2	1,285,500	107,879
	Global Payments Inc.	498,100	107,301
	CDK Global, Inc.	2,042,800	105,878
	Cognizant Technology Solutions Corp., Class A	1,219,000	99,897
	Samsung Electronics Co., Ltd.[1]	1,110,000	82,958
	MKS Instruments, Inc.	481,000	72,366
	Fidelity National Information Services, Inc.	504,200	71,324
	Euronet Worldwide, Inc.[2]	491,600	71,243
	PayPal Holdings, Inc.[2]	298,500	69,909
	Concentrix Corp.[2]	641,935	63,359
	Fiserv, Inc.[2]	536,700	61,109
	Atlassian Corp. PLC, Class A2	247,800	57,953
	NetApp, Inc.	873,100	57,834
	Micron Technology, Inc.[2]	760,600	57,182
	Amphenol Corp., Class A	386,000	50,477
	FleetCor Technologies, Inc.[2]	167,000	45,563
	SAP SE1	239,500	31,472
	Applied Materials, Inc.	337,400	29,118
	Trimble Inc.[2]	413,300	27,596
	Teradata Corp.[2]	1,056,057	23,730
	Vontier Corp.[2]	434,000	14,496
	VeriSign, Inc.[2]	61,000	13,200
	GoDaddy Inc., Class A2	143,400	11,895
	Analog Devices, Inc.	75,000	11,080

			7,687,389

Communication services 15.48%	Facebook, Inc., Class A2	7,410,800	2,024,334
	Alphabet Inc., Class C2	336,784	590,005
	Alphabet Inc., Class A2	308,780	541,180
	Netflix, Inc.[2]	1,952,025	1,055,518
	Comcast Corp., Class A	15,095,800	791,020
	Charter Communications, Inc., Class A2	443,970	293,708
	Electronic Arts Inc.	1,168,000	167,725
	Verizon Communications Inc.	2,665,513	156,599
	ViacomCBS Inc., Class B	2,666,983	99,372
	Tencent Holdings Ltd.[1]	1,295,500	94,659
	Cable One, Inc.	33,300	74,183
	Vodafone Group PLC[1]	20,000,000	32,913
	Activision Blizzard, Inc.	262,939	24,414
	Fox Corp., Class A	473,666	13,793

			5,959,423

88	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care 14.22%	UnitedHealth Group Inc.	2,609,900	$915,240
	Abbott Laboratories	6,645,169	727,580
	Gilead Sciences, Inc.	9,502,600	553,621
	Amgen Inc.	1,909,500	439,032
	Merck & Co., Inc.	3,038,880	248,580
	Thermo Fisher Scientific Inc.	392,000	182,586
	AstraZeneca PLC[1]	1,451,800	145,048
	AstraZeneca PLC (ADR)	721,200	36,053
	Seagen Inc.[2]	871,319	152,603
	Daiichi Sankyo Company, Ltd.[1]	4,176,000	143,155
	AbbVie Inc.	1,296,036	138,870
	PRA Health Sciences, Inc.[2]	1,023,500	128,388
	Royalty Pharma PLC, Class A	2,557,706	128,013
	Novo Nordisk A/S, Class B1	1,611,056	112,686
	Chugai Pharmaceutical Co., Ltd.[1]	2,105,700	112,421
	Anthem, Inc.	342,000	109,813
	GlaxoSmithKline PLC[1]	5,827,300	106,774
	Eli Lilly and Company	625,800	105,660
	Medtronic PLC	860,000	100,740
	Novartis AG1	1,066,059	100,690
	PerkinElmer, Inc.	596,500	85,598
	Baxter International Inc.	995,800	79,903
	Allakos Inc.[2]	511,000	71,540
	Ultragenyx Pharmaceutical Inc.[2]	508,100	70,336
	Galapagos NV1,2	268,105	26,381
	Galapagos NV (ADR)[2,3]	209,697	20,756
	Zimmer Biomet Holdings, Inc.	305,670	47,101
	Vertex Pharmaceuticals Inc.[2]	192,000	45,377
	Incyte Corp.[2]	473,200	41,159
	NovoCure Ltd.[2]	193,600	33,501
	Roche Holding AG, nonvoting, non-registered shares[1]	93,081	32,477
	Allogene Therapeutics, Inc.[2]	1,258,500	31,764
	Edwards Lifesciences Corp.[2]	330,750	30,174
	AmerisourceBergen Corp.	283,400	27,705
	Humana Inc.	65,300	26,791
	Stryker Corp.	106,535	26,105
	Biohaven Pharmaceutical Holding Co. Ltd.[2]	259,600	22,250
	Karuna Therapeutics, Inc.[2]	215,600	21,903
	Cigna Corp.	59,413	12,369
	GoodRx Holdings, Inc., Class A2	243,100	9,807
	Cortexyme, Inc.[2]	258,690	7,186
	Vir Biotechnology, Inc.[2,3]	258,400	6,920
	Bluebird Bio, Inc.[2]	109,400	4,734
	Agios Pharmaceuticals, Inc.[2]	89,350	3,871

			5,473,261

Financials 10.23%	JPMorgan Chase & Co.	4,105,630	521,702
	Intercontinental Exchange, Inc.	3,183,555	367,032
	CME Group Inc., Class A	1,779,800	324,013
	Aon PLC, Class A	1,214,800	256,651
	Marsh & McLennan Companies, Inc.	2,162,201	252,978
	PNC Financial Services Group, Inc.	1,587,422	236,526
	State Street Corp.	3,126,915	227,577
	Nasdaq, Inc.	1,609,900	213,698
	Chubb Ltd.	1,239,153	190,730
	Moody’s Corp.	640,058	185,770
	BlackRock, Inc.	180,700	130,382
	Travelers Companies, Inc.	906,955	127,309
	S&P Global Inc.	342,408	112,560
	Bank of New York Mellon Corp.	2,299,000	97,570
	American International Group, Inc.	2,572,000	97,376

American Funds Insurance Series	89

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	KeyCorp	4,886,953	$ 80,195
	Arthur J. Gallagher & Co.	617,000	76,329
	Power Corp. of Canada, subordinate voting shares[3]	2,625,000	60,279
	B3 SA - Brasil, Bolsa, Balcao	5,032,000	60,045
	London Stock Exchange Group PLC[1]	424,000	52,264
	Citizens Financial Group, Inc.	1,457,453	52,119
	Charles Schwab Corp.	879,000	46,622
	Discover Financial Services	478,900	43,355
	Truist Financial Corp.	870,732	41,734
	Wells Fargo & Company	1,222,300	36,889
	Bank of America Corp.	914,300	27,712
	UBS Group AG1	1,343,666	18,793

			3,938,210

Industrials 9.50%	CSX Corp.	3,114,900	282,677
	Woodward, Inc.	2,204,500	267,913
	Carrier Global Corp.	6,668,375	251,531
	Norfolk Southern Corp.	946,977	225,011
	Northrop Grumman Corp.	733,200	223,421
	BWX Technologies, Inc.	3,080,911	185,717
	TransDigm Group Inc.[2]	295,700	182,994
	Airbus SE, non-registered shares[1,2]	1,617,590	177,691
	Raytheon Technologies Corp.	2,349,100	167,984
	Union Pacific Corp.	746,200	155,374
	Meggitt PLC[1,2]	24,131,952	154,177
	Equifax Inc.	777,300	149,895
	Waste Connections, Inc.	1,042,100	106,888
	Lockheed Martin Corp.	294,900	104,684
	Westinghouse Air Brake Technologies Corp.	1,422,942	104,159
	Air Lease Corp., Class A	2,097,300	93,162
	Waste Management, Inc.	767,700	90,535
	L3Harris Technologies, Inc.	443,000	83,736
	Old Dominion Freight Line, Inc.	405,000	79,048
	Fortive Corp.	1,085,000	76,840
	Safran SA1,2	539,713	76,542
	General Electric Co.	7,022,250	75,840
	General Dynamics Corp.	482,600	71,821
	Ryanair Holdings PLC (ADR)[2]	445,550	49,002
	Ryanair Holdings PLC[1,2]	611,907	12,189
	Middleby Corp.[2]	441,000	56,854
	Otis Worldwide Corp.	555,100	37,497
	Fastenal Co.	635,000	31,007
	ManpowerGroup Inc.	252,000	22,725
	Cummins Inc.	100,000	22,710
	Caterpillar Inc.	101,600	18,493
	Nielsen Holdings PLC	856,400	17,873

			3,655,990

Consumer discretionary 8.11%	Amazon.com, Inc.[2]	346,130	1,127,321
	General Motors Company	7,736,000	322,127
	Wyndham Hotels & Resorts, Inc.	3,198,334	190,109
	Home Depot, Inc.	623,900	165,720
	Royal Caribbean Cruises Ltd.	2,084,381	155,683
	Burlington Stores, Inc.[2]	555,458	145,280
	Thor Industries, Inc.	1,289,600	119,920
	MercadoLibre, Inc.[2]	70,000	117,265
	Lowe’s Companies, Inc.	666,000	106,900
	Booking Holdings Inc.[2]	47,600	106,018
	Flutter Entertainment PLC (GBP denominated)[1]	387,005	80,125
	Chipotle Mexican Grill, Inc.[2]	53,110	73,648

90	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Darden Restaurants, Inc.	600,000	$ 71,472
	D.R. Horton, Inc.	913,000	62,924
	Hasbro, Inc.	600,000	56,124
	Wynn Resorts, Ltd.	490,966	55,396
	Kering SA1	62,207	45,224
	Marriott International, Inc., Class A	250,500	33,046
	Aptiv PLC	233,000	30,358
	Hilton Worldwide Holdings Inc.	197,720	21,998
	YUM! Brands, Inc.	196,630	21,346
	Airbnb, Inc., Class A2	99,500	14,607

			3,122,611

Consumer staples 5.06%	Keurig Dr Pepper Inc.	10,220,935	327,070
	British American Tobacco PLC[1]	8,704,673	323,770
	Philip Morris International Inc.	3,549,640	293,875
	Costco Wholesale Corp.	459,800	173,243
	Nestlé SA1	1,227,796	144,547
	Lamb Weston Holdings, Inc.	1,506,566	118,627
	Carlsberg A/S, Class B1	720,474	115,505
	Reckitt Benckiser Group PLC[1]	1,275,000	114,030
	Mondelez International, Inc.	1,676,300	98,013
	Clorox Co.	255,000	51,490
	Herbalife Nutrition Ltd.[2]	849,000	40,795
	Church & Dwight Co., Inc.	424,500	37,029
	General Mills, Inc.	428,800	25,213
	Pernod Ricard SA1	117,200	22,466
	Constellation Brands, Inc., Class A	100,700	22,058
	Anheuser-Busch InBev SA/NV1	281,571	19,677
	Kraft Heinz Company	567,200	19,659

			1,947,067

Materials 4.89%	Celanese Corp.	2,593,233	336,965
	LyondellBasell Industries NV	2,453,100	224,851
	Vale SA, ordinary nominative (ADR)	9,206,039	154,293
	Vale SA, ordinary nominative	3,404,848	57,325
	Linde PLC	774,300	204,036
	Dow Inc.	2,859,700	158,713
	Sherwin-Williams Company	162,500	119,423
	International Flavors & Fragrances Inc.[3]	1,075,000	117,003
	Freeport-McMoRan Inc.	4,073,000	105,980
	Air Products and Chemicals, Inc.	312,100	85,272
	Rio Tinto PLC[1]	1,020,655	76,369
	Barrick Gold Corp.	2,373,000	54,057
	Mosaic Co.	2,333,266	53,688
	PPG Industries, Inc.	295,550	42,624
	Centerra Gold Inc.	2,917,909	33,789
	DuPont de Nemours Inc.	459,700	32,689
	Asahi Kasei Corp.[1]	2,392,300	24,606

			1,881,683

Energy 3.42%	Canadian Natural Resources, Ltd. (CAD denominated)	10,768,800	258,793
	Chevron Corp.	2,670,200	225,498
	Enbridge Inc. (CAD denominated)	5,382,362	172,139
	EOG Resources, Inc.	3,255,400	162,347
	Baker Hughes Co., Class A	5,510,024	114,884
	ConocoPhillips	2,307,010	92,257
	Equitrans Midstream Corp.	8,547,400	68,721
	Schlumberger Ltd.	2,727,900	59,550
	Royal Dutch Shell PLC, Class B (ADR)	1,622,300	54,525

American Funds Insurance Series	91

Growth-Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Energy (continued)	Royal Dutch Shell PLC, Class A (ADR)	13,204	$ 464
	TC Energy Corp. (CAD denominated)[3]	1,168,019	47,486
	Concho Resources Inc.	653,000	38,103
	Exxon Mobil Corp.	500,000	20,610
	Tullow Oil PLC[1,2]	3,674,051	1,473
	Weatherford International[2]	128,424	771

			1,317,621

Utilities 2.89%	Edison International	2,916,721	183,228
	CenterPoint Energy, Inc.	6,548,899	141,718
	Enel SpA[1]	13,587,341	137,210
	AES Corp.	5,203,200	122,275
	Sempra Energy	750,000	95,557
	American Electric Power Company, Inc.	1,036,600	86,318
	Exelon Corp.	1,576,100	66,543
	Endesa, SA1	2,286,838	62,703
	PG&E Corp.[2]	4,171,900	51,982
	CMS Energy Corp.	692,700	42,262
	Public Service Enterprise Group Inc.	686,500	40,023
	Xcel Energy Inc.	423,300	28,221
	Entergy Corp.	274,900	27,446
	DTE Energy Company	125,900	15,286
	E.ON SE1	937,841	10,387

			1,111,159

Real estate 2.56%	Equinix, Inc. REIT	541,418	386,670
	Crown Castle International Corp. REIT	1,561,966	248,649
	MGM Growth Properties LLC REIT, Class A	3,346,000	104,730
	American Tower Corp. REIT	421,300	94,565
	Digital Realty Trust, Inc. REIT	645,000	89,984
	SBA Communications Corp. REIT	210,000	59,247

			983,845

	Total common stocks (cost: $22,668,560,000)		37,078,259

Convertible stocks 0.81%
Health care 0.47%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[3]	80,972	105,353
	Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	50,000	75,882

			181,235

Information technology 0.33%	Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	88,400	125,746

Industrials 0.01%	Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022	35,448	3,965

Consumer discretionary 0.00%	Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	675	104

	Total convertible stocks (cost: $234,248,000)		311,050

92	American Funds Insurance Series

Growth-Income Fund  (continued)

Bonds, notes & other debt instruments 0.12%		Principal amount (000)	Value (000)
Corporate bonds, notes & loans 0.12%
Consumer discretionary 0.09%	Carnival Corp. 11.50% 2023[4]	$27,790	$32,174
	General Motors Financial Co. 4.30% 2025	160	180
	General Motors Financial Co. 5.25% 2026	827	976

			33,330

Energy 0.02%	Weatherford International PLC 8.75% 2024[4]	1,983	1,990
	Weatherford International PLC 11.00% 2024[4]	5,280	4,132

			6,122

Industrials 0.01%	Boeing Company 4.875% 2025	4,706	5,367

	Total corporate bonds, notes & loans		44,819

	Total bonds, notes & other debt instruments (cost: $40,235,000)		44,819

Short-term securities 3.06%		Shares
Money market investments 3.06%
	Capital Group Central Cash Fund 0.12%[5,6]	10,056,640	1,005,764
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	174,462,623	174,463

			1,180,227

	Total short-term securities (cost: $1,180,023,000)		1,180,227

	Total investment securities 100.32% (cost: $24,123,066,000)		38,614,355
	Other assets less liabilities (0.32)%		(122,820)

	Net assets 100.00%		$38,491,535

Investments in affiliates[6]
	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)

Common stocks 0.00%
Industrials 0.00%
BWX Technologies, Inc.[8]	$336,143	$16,890	$138,597	$(18,623)	$(10,096)	$–	$3,020

Short-term securities 2.61%
Money market investments 2.61%
Capital Group Central Cash Fund 0.12%[5]	1,940,600	5,169,467	6,103,677	262	(888)	1,005,764	9,905

Total 2.61%				$(18,361)	$(10,984)	$1,005,764	$12,925

[1]Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,949,615,000, which represented 7.66% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]Security did not produce income during the last 12 months.

[3]All or a portion of this security was on loan. The total value of all such securities was $188,806,000, which represented .49% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $38,296,000, which represented .10% of the net assets of the fund.

[5]Rate represents the seven-day yield at 12/31/2020.

[6]Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.

[7]Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

[8]Unaffiliated issuer at 12/31/2020.

American Funds Insurance Series	93

Growth-Income Fund  (continued)

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

See notes to financial statements.

94	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2020

Common stocks 94.17%		Shares	Value (000)
Financials 17.86%	HDFC Bank Ltd.[1,2]	2,457,600	$ 48,410
	AIA Group Ltd.[1]	2,338,600	28,806
	ING Groep NV1,2	2,789,300	26,424
	Zurich Insurance Group AG1	54,100	22,930
	DNB ASA[1,2]	825,000	16,243
	B3 SA - Brasil, Bolsa, Balcao	1,302,000	15,536
	Sberbank of Russia PJSC (ADR)[1]	999,000	14,402
	IndusInd Bank Ltd.[1,2]	1,105,000	13,577
	Moscow Exchange MICEX-RTS PJSC[1]	5,665,000	12,224
	DBS Group Holdings Ltd.[1]	558,000	10,555
	Banco Santander, SA1,2	3,393,521	10,536
	Haci Ömer Sabanci Holding AS1	6,520,900	10,063
	Aegon NV1	2,483,308	9,917
	Ping An Insurance (Group) Company of China, Ltd., Class H1	690,500	8,481
	PICC Property and Casualty Co. Ltd., Class H1	7,905,000	5,989
	Great-West Lifeco Inc. (CAD denominated)	248,102	5,916

			260,009

Industrials 12.94%	Shanghai International Airport Co., Ltd., Class A1	3,091,967	35,788
	Airbus SE, non-registered shares[1,2]	246,912	27,123
	Ryanair Holdings PLC (ADR)[2]	179,000	19,686
	Singapore Technologies Engineering Ltd[1]	5,270,000	15,216
	SAAB AB, Class B1,2	510,000	14,838
	Recruit Holdings Co., Ltd.[1]	319,900	13,418
	Komatsu Ltd.[1]	445,000	12,194
	Alliance Global Group, Inc.[1]	54,617,900	12,062
	Airports of Thailand PCL, foreign registered[1]	5,250,000	10,824
	GT Capital Holdings, Inc.[1]	797,142	9,715
	Aena SME, SA, non-registered shares[1,2]	52,450	9,159
	LIXIL Corp.[1]	385,000	8,362

			188,385

Communication services 12.10%	SoftBank Corp.[1]	4,691,700	58,818
	SoftBank Group Corp.[1]	580,800	45,486
	Yandex NV, Class A2	470,000	32,702
	Tencent Holdings Ltd.[1]	297,700	21,752
	Rightmove PLC[1,2]	1,290,000	11,488
	Bilibili Inc., Class Z (ADR)[2,3]	69,200	5,932

			176,178

Consumer discretionary 11.91%	LVMH Moët Hennessy-Louis Vuitton SE1	48,000	29,992
	Sony Corp.[1]	265,900	26,734
	Taylor Wimpey PLC[1,2]	10,317,400	23,457
	Kering SA1	29,000	21,083
	Naspers Ltd., Class N1	95,400	19,526
	Flutter Entertainment PLC (GBP denominated)[1]	73,000	15,114
	Alibaba Group Holding Ltd.[1,2]	442,500	12,929
	Galaxy Entertainment Group Ltd.[1]	1,345,000	10,461
	Entain PLC[1,2]	494,100	7,670
	Prosus NV1	59,100	6,357

			173,323

Health care 9.62%	Daiichi Sankyo Company, Ltd.[1]	1,359,000	46,587
	Aier Eye Hospital Group Co., Ltd., Class A1	1,937,655	22,193
	Fresenius SE & Co. KGaA[1]	283,701	13,109
	Chugai Pharmaceutical Co., Ltd.[1]	228,900	12,221
	HOYA Corp.[1]	85,000	11,750
	Novartis AG1	113,564	10,726

American Funds Insurance Series	95

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	GlaxoSmithKline PLC[1]	386,500	$ 7,082
	Richter Gedeon Nyrt.[1]	265,232	6,656
	Teva Pharmaceutical Industries Ltd. (ADR)[2]	662,000	6,388
	Alcon Inc.[1,2]	48,672	3,249
	NMC Health PLC[1,2,4]	304,610	4

			139,965

Materials 6.96%	Vale SA, ordinary nominative	1,712,500	28,832
	Vale SA, ordinary nominative (ADR)	424,300	7,111
	Rio Tinto PLC[1]	379,300	28,381
	Linde PLC	53,000	13,966
	Air Liquide SA, non-registered shares[1]	79,200	12,999
	Akzo Nobel NV1	93,955	10,092

			101,381

Consumer staples 6.72%	Imperial Brands PLC[1]	2,228,016	46,814
	Treasury Wine Estates Ltd.[1]	2,607,742	18,916
	Philip Morris International Inc.	140,000	11,591
	British American Tobacco PLC[1]	216,802	8,064
	Pernod Ricard SA1	39,400	7,553
	Kirin Holdings Company, Ltd.[1]	209,500	4,946

			97,884

Information technology 5.36%	ASML Holding NV1	47,800	23,100
	Nice Ltd. (ADR)[2]	73,400	20,812
	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	1,010,000	18,969
	SUMCO Corp.[1]	692,000	15,193

			78,074

Utilities 5.20%	E.ON SE1	2,453,000	27,167
	ENN Energy Holdings Ltd.[1]	1,358,000	19,933
	Ørsted AS1	63,707	13,030
	Iberdrola, SA, non-registered shares[1]	623,669	8,919
	SSE PLC[1]	325,350	6,706

			75,755

Energy 2.84%	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	792,000	14,061
	Royal Dutch Shell PLC, Class B1	482,000	8,304
	Canadian Natural Resources, Ltd. (CAD denominated)	272,500	6,549
	Canadian Natural Resources, Ltd.	92,000	2,212
	Cenovus Energy Inc.	935,000	5,692
	Total SE1,3	104,750	4,519

			41,337

Real estate 2.66%	CK Asset Holdings Ltd.[1]	2,626,000	13,507
	China Resources Mixc Lifestyle Services Ltd.[1,2]	2,193,461	10,171
	Sun Hung Kai Properties Ltd.[1]	747,000	9,644
	China Resources Land Ltd.[1]	1,308,000	5,420

			38,742

	Total common stocks (cost: $998,798,000)		1,371,033

96	American Funds Insurance Series

International Growth and Income Fund (continued)

Preferred securities 1.67%		Shares	Value (000)
Energy 1.67%	Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	1,182,200	$ 13,075
	Petróleo Brasileiro SA (Petrobras), preferred nominative	2,062,500	11,253

			24,328

	Total preferred securities (cost: $16,583,000)		24,328

Rights & warrants 1.05%
Health care 1.05%	Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]	958,500	10,978
	Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]	382,799	4,319

	Total rights & warrants (cost: $8,134,000)		15,297

Bonds, notes & other debt instruments 0.61%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.34%
	Brazil (Federative Republic of) 10.00% 2025	BRL22,000	4,900

Corporate bonds, notes & loans 0.27%
Health care 0.27%	Teva Pharmaceutical Finance Co. BV 3.15% 2026	$ 1,060	1,021
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,160	1,035
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]	1,865	1,924

			3,980

	Total bonds, notes & other debt instruments (cost: $9,565,000)		8,880

Short-term securities 2.62%		Shares

Money market investments 2.62%
	Capital Group Central Cash Fund 0.12%[6,7]	317,516	31,755
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[6,8]	6,385,194	6,385

	Total short-term securities (cost: $38,133,000)		38,140

	Total investment securities 100.12% (cost: $1,071,213,000)		1,457,678
	Other assets less liabilities (0.12)%		(1,795)

	Net assets 100.00%		$1,455,883

Investments in affiliates[7]
	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 2.18%
Money market investments 2.18%
Capital Group Central Cash Fund 0.12%[6]	$128,026	$424,730	$520,991	$29	$(39)	$31,755	$543

American Funds Insurance Series	97

International Growth and Income Fund (continued)

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,203,405,000, which represented 82.66% of the net assets of the fund. This amount includes $1,203,401,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $6,820,000, which represented ..47% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Value determined using significant unobservable inputs.
[5]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,221,000, which represented 1.18% of the net assets of the fund.

[6]	Rate represents the seven-day yield at 12/31/2020.
[7]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[8]Security	purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

GBP = British pounds

See notes to financial statements.

98	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2020

Common stocks 73.08%		Shares	Value (000)
Financials 13.08%	Zurich Insurance Group AG1	31,951	$ 13,542
	JPMorgan Chase & Co.	93,281	11,853
	Toronto-Dominion Bank (CAD denominated)	177,227	10,014
	Münchener Rückversicherungs-Gesellschaft AG1	32,434	9,606
	Ping An Insurance (Group) Company of China, Ltd., Class H1	519,000	6,375
	Ping An Insurance (Group) Company of China, Ltd., Class A1	67,300	895
	Truist Financial Corp.	146,476	7,021
	CME Group Inc., Class A	37,418	6,812
	Hong Kong Exchanges and Clearing Ltd.[1]	107,600	5,918
	PNC Financial Services Group, Inc.	38,822	5,784
	DBS Group Holdings Ltd.[1]	258,926	4,898
	Power Corp. of Canada, subordinate voting shares	200,855	4,612
	Principal Financial Group, Inc.	89,574	4,444
	Great-West Lifeco Inc. (CAD denominated)	179,325	4,276
	State Street Corp.	56,582	4,118
	Citizens Financial Group, Inc.	99,875	3,572
	American International Group, Inc.	78,458	2,970
	Kaspi.kz JSC[1,2,3]	42,503	2,855
	Kaspi.kz JSC (GDR)[1,2]	528	35
	Royal Bank of Canada	34,719	2,853
	China Pacific Insurance (Group) Co., Ltd., Class H1	672,000	2,639
	KeyCorp	159,523	2,618
	Citigroup Inc.	34,320	2,116
	East West Bancorp, Inc.	41,043	2,081
	Moscow Exchange MICEX-RTS PJSC[1]	879,942	1,899
	Travelers Companies, Inc.	13,301	1,867
	Sberbank of Russia PJSC (ADR)[1]	124,715	1,798
	DNB ASA[1,2]	89,834	1,769
	AIA Group Ltd.[1]	109,200	1,345
	U.S. Bancorp	27,892	1,300
	National Bank of Canada (Canada)	21,800	1,227
	BOC Hong Kong (Holdings) Ltd.[1]	401,500	1,220
	BNP Paribas SA1,2	21,885	1,154
	Tryg A/S1	32,699	1,031
	Franklin Resources, Inc.	36,936	923
	PICC Property and Casualty Co. Ltd., Class H1	1,170,000	887
	Everest Re Group, Ltd.	3,444	806
	Banco Santander, SA1,2	256,104	795
	Banca Mediolanum SpA[1,2]	79,459	688
	B3 SA - Brasil, Bolsa, Balcao	51,891	619
	Marsh & McLennan Companies, Inc.	5,080	594
	China Merchants Bank Co., Ltd., Class H1	92,000	584
	Euronext NV1	3,260	359
	Wells Fargo & Company	9,632	291
	The Blackstone Group Inc., Class A	2,897	188
	UBS Group AG1	12,103	169
	TISCO Financial Group PCL, foreign registered[1]	31,200	93

			143,513

Information technology 9.11%	Broadcom Inc.	85,538	37,453
	Microsoft Corp.	80,505	17,906
	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	710,800	13,350
	Vanguard International Semiconductor Corp.[1]	1,036,700	4,296
	International Business Machines Corp.	29,876	3,761
	Intel Corp.	70,500	3,512
	NetApp, Inc.	51,604	3,418
	Globalwafers Co., Ltd.[1]	111,000	2,809
	Paychex, Inc.	30,081	2,803
	Western Union Company	127,630	2,800
	QUALCOMM Inc.	14,936	2,275
	KLA Corp.	8,387	2,172

American Funds Insurance Series	99

Capital Income Builder (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	Apple Inc.	11,238	$ 1,491
	Texas Instruments Inc.	6,003	985
	Tokyo Electron Ltd.[1]	2,300	858

			99,889

Consumer staples 9.03%	Philip Morris International Inc.	310,514	25,706
	British American Tobacco PLC[1]	439,883	16,361
	Coca-Cola Company	141,409	7,755
	Altria Group, Inc.	157,834	6,471
	General Mills, Inc.	103,684	6,097
	Nestlé SA1	49,230	5,796
	Unilever PLC[1]	77,436	4,661
	Imperial Brands PLC[1]	204,285	4,292
	Carlsberg A/S, Class B1	25,128	4,029
	Danone SA1	48,065	3,159
	Kraft Heinz Company	54,961	1,905
	Anheuser-Busch InBev SA/NV1	25,927	1,812
	ITC Ltd.[1]	581,859	1,667
	Kirin Holdings Company, Ltd.[1]	63,700	1,504
	Kimberly-Clark Corp.	10,979	1,480
	Keurig Dr Pepper Inc.	43,352	1,387
	Japan Tobacco Inc.[1,4]	62,300	1,270
	Reckitt Benckiser Group PLC[1]	14,019	1,254
	Vector Group Ltd.	102,492	1,194
	Procter & Gamble Company	4,639	645
	PepsiCo, Inc.	3,593	533
	Treasury Wine Estates Ltd.[1]	13,106	95
	Convenience Retail Asia Ltd.[1]	510,000	39

			99,112

Health care 8.92%	AbbVie Inc.	195,093	20,904
	Amgen Inc.	79,926	18,377
	GlaxoSmithKline PLC[1]	894,600	16,392
	Gilead Sciences, Inc.	263,841	15,371
	Novartis AG1	111,820	10,561
	Merck & Co., Inc.	52,966	4,333
	AstraZeneca PLC[1]	36,532	3,650
	Roche Holding AG, nonvoting, non-registered shares[1]	7,659	2,672
	Abbott Laboratories	23,690	2,594
	Royalty Pharma PLC, Class A	33,980	1,701
	Eli Lilly and Company	5,814	982
	UnitedHealth Group Inc.	811	284

			97,821

Utilities 8.26%	E.ON SE1	1,163,311	12,884
	Iberdrola, SA, non-registered shares[1]	883,550	12,636
	Dominion Energy, Inc.	125,783	9,459
	Enel SpA[1]	707,229	7,142
	Duke Energy Corp.	75,190	6,884
	DTE Energy Company	55,834	6,779
	National Grid PLC[1]	527,889	6,287
	SSE PLC[1]	182,254	3,756
	Southern Co.	56,300	3,459
	Consolidated Edison, Inc.	42,140	3,045
	Exelon Corp.	58,099	2,453
	Naturgy Energy Group, SA1	95,933	2,239
	Power Grid Corp. of India Ltd.[1]	707,310	1,844
	EDP - Energias de Portugal, SA1	237,733	1,498
	Endesa, SA1	54,319	1,489

100	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)		Shares	Value (000)
Utilities (continued)	Public Service Enterprise Group Inc.	21,289	$ 1,241
	AES Corp.	51,108	1,201
	Infratil Ltd.[1]	177,514	932
	Centrica PLC[1,2]	1,385,547	884
	China Gas Holdings Ltd.[1]	218,200	870
	Power Assets Holdings Ltd.[1]	134,500	730
	Engie SA1,2	43,725	670
	Sempra Energy	3,323	423
	Ratch Group PCL, foreign registered[1]	239,000	421
	Keppel Infrastructure Trust[1]	1,021,236	421
	CLP Holdings Ltd.[1]	44,000	407
	Guangdong Investment Ltd.[1]	222,000	401
	NextEra Energy, Inc.	1,367	106

			90,561

Real estate 5.64%	Crown Castle International Corp. REIT	124,703	19,851
	Digital Realty Trust, Inc. REIT	62,741	8,753
	Link Real Estate Investment Trust REIT[1]	528,018	4,811
	VICI Properties Inc. REIT	180,807	4,611
	CK Asset Holdings Ltd.[1]	683,000	3,513
	Gaming and Leisure Properties, Inc. REIT	82,780	3,510
	Federal Realty Investment Trust REIT	32,070	2,730
	Longfor Group Holdings Ltd.[1]	394,500	2,317
	TAG Immobilien AG1	70,512	2,229
	Charter Hall Group REIT[1]	160,868	1,826
	MGM Growth Properties LLC REIT, Class A	50,154	1,570
	American Tower Corp. REIT	4,721	1,060
	Embassy Office Parks REIT[1]	223,400	1,055
	Mindspace Business Parks REIT[1,2]	115,800	507
	Mindspace Business Parks REIT[1,2,3]	110,400	474
	Americold Realty Trust REIT	25,291	944
	Sun Hung Kai Properties Ltd.[1]	61,755	797
	China Overseas Land & Investment Ltd.[1]	215,000	468
	Ventas, Inc. REIT	6,719	329
	China Resources Land Ltd.[1]	72,000	298
	AvalonBay Communities, Inc. REIT	1,264	203

			61,856

Communication services 5.11%	Verizon Communications Inc.	169,518	9,959
	BCE Inc.	186,983	7,996
	SoftBank Corp.[1]	573,300	7,187
	Comcast Corp., Class A	129,064	6,763
	Koninklijke KPN NV1	1,905,767	5,778
	Nippon Telegraph and Telephone Corp.[1]	141,600	3,631
	HKT Trust and HKT Ltd., units[1]	2,729,240	3,543
	Vodafone Group PLC[1]	1,455,807	2,396
	AT&T Inc.	59,287	1,705
	TELUS Corp.	75,253	1,490
	Indus Towers Ltd.[1]	362,801	1,145
	ITV PLC[1,2]	755,275	1,104
	HKBN Ltd.[1]	466,500	722
	KT Corp. (ADR)	65,529	721
	ProSiebenSat.1 Media SE1,2	38,716	651
	Omnicom Group Inc.	10,004	624
	Lumen Technologies, Inc.	39,066	381
	Zegona Communications PLC[1]	190,674	274

			56,070

American Funds Insurance Series	101

Capital Income Builder (continued)

Common stocks (continued)		Shares	Value (000)
Energy 4.55%	Chevron Corp.	145,007	$12,246
	TC Energy Corp. (CAD denominated)	168,661	6,857
	TC Energy Corp.	50,505	2,056
	Enbridge Inc. (CAD denominated)	205,928	6,586
	Canadian Natural Resources, Ltd. (CAD denominated)	216,326	5,199
	Total SE1,4	81,796	3,528
	ConocoPhillips	73,490	2,939
	Royal Dutch Shell PLC, Class B1	150,315	2,590
	Royal Dutch Shell PLC, Class B (ADR)	8,064	271
	EOG Resources, Inc.	54,719	2,729
	BP PLC[1]	719,280	2,478
	Equitrans Midstream Corp.	199,833	1,606
	Gazprom PJSC (ADR)[1]	113,653	632
	Exxon Mobil Corp.	4,511	186

			49,903

Industrials 4.27%	Raytheon Technologies Corp.	140,295	10,032
	United Parcel Service, Inc., Class B	38,043	6,406
	VINCI SA1	38,230	3,804
	Singapore Technologies Engineering Ltd[1]	1,141,700	3,296
	BOC Aviation Ltd.[1]	378,700	3,275
	Caterpillar Inc.	14,767	2,688
	Deutsche Post AG1	45,308	2,242
	Trinity Industries, Inc.	81,264	2,145
	RELX PLC[1]	75,368	1,854
	Cía. de Distribución Integral Logista Holdings, SA, non-registered shares[1]	76,271	1,479
	Stanley Black & Decker, Inc.	7,147	1,276
	Union Pacific Corp.	6,033	1,256
	BAE Systems PLC[1]	162,460	1,087
	ABB Ltd.[1]	36,607	1,024
	CCR SA, ordinary nominative	320,739	832
	ComfortDelGro Corp., Ltd.[1]	643,200	813
	Lockheed Martin Corp.	2,118	752
	ALD SA1	52,301	735
	Cummins Inc.	2,832	643
	Melrose Industries PLC[1,2]	200,791	490
	General Dynamics Corp.	2,392	356
	Honeywell International Inc.	1,235	263
	L3Harris Technologies, Inc.	655	124

			46,872

Materials 3.88%	Dow Inc.	143,551	7,967
	Rio Tinto PLC[1]	93,848	7,022
	BHP Group PLC[1]	250,488	6,601
	LyondellBasell Industries NV	54,261	4,974
	Vale SA, ordinary nominative	100,331	1,689
	Vale SA, ordinary nominative (ADR)	87,319	1,464
	Fortescue Metals Group Ltd.[1]	138,322	2,501
	Evonik Industries AG1	74,726	2,435
	Nutrien Ltd.	30,705	1,479
	BASF SE1	18,013	1,422
	Asahi Kasei Corp.[1]	121,900	1,254
	Amcor PLC (CDI)[1]	90,984	1,081
	Celanese Corp.	6,820	886
	Nexa Resources SA4	49,159	474
	CRH PLC[1]	9,678	409

102	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)		Shares	Value (000)
Materials (continued)	Linde PLC	1,401	$ 369
	WestRock Co.	7,219	314
	Air Products and Chemicals, Inc.	704	192

			42,533

Consumer discretionary 1.23%	McDonald’s Corp.	10,713	2,299
	Kering SA1	2,740	1,992
	Hasbro, Inc.	17,740	1,659
	Sands China Ltd.[1]	290,000	1,275
	Home Depot, Inc.	4,332	1,151
	Gree Electric Appliances, Inc. of Zhuhai, Class A1	109,338	1,038
	LVMH Moët Hennessy-Louis Vuitton SE1	1,515	946
	Taylor Wimpey PLC[1,2]	307,380	699
	Starbucks Corp.	5,854	626
	VF Corp.	6,812	582
	Industria de Diseño Textil, SA1	15,355	489
	YUM! Brands, Inc.	3,958	430
	Cie. Financière Richemont SA, Class A1	3,565	322

			13,508

	Total common stocks (cost: $658,866,000)		801,638

Preferred securities 0.18%
Information technology 0.18%	Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	29,272	1,987

	Total preferred securities (cost: $1,093,000)		1,987

Rights & warrants 0.00%
Consumer discretionary 0.00%	Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	7,130	2

	Total rights & warrants (cost: $0)		2

Convertible stocks 1.26%
Utilities 0.57%	Sempra Energy, Series A, convertible preferred shares, 6.00% 2021	17,965	1,792
	NextEra Energy, Inc., convertible preferred units, 4.872% 2022	29,485	1,745
	Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	16,000	1,605
	American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	15,148	767
	American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	6,400	321

			6,230

Information technology 0.35%	Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	2,746	3,906

Health care 0.21%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[4]	1,745	2,270

Industrials 0.10%	Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[4]	10,100	1,130

American Funds Insurance Series	103

Capital Income Builder  (continued)

Convertible stocks (continued)		Shares	Value (000)
Consumer discretionary 0.03%	Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	1,948	$ 301

	Total convertible stocks (cost: $11,489,000)		13,837

Convertible bonds & notes 0.07%		Principal amount (000)
Consumer discretionary 0.07%	Carnival Corp., convertible notes, 5.75% 2023[3]	$ 110	261
	Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[3]	392	523

			784

	Total convertible bonds & notes (cost: $540,000)		784

Bonds, notes & other debt instruments 20.79%

U.S. Treasury bonds & notes 9.20%
U.S. Treasury 8.40%	U.S. Treasury 0.125% 2022	20,800	20,806
	U.S. Treasury 0.125% 2022	9,600	9,601
	U.S. Treasury 0.125% 2022	5,850	5,851
	U.S. Treasury 0.125% 2022	2,600	2,600
	U.S. Treasury 0.125% 2022	2,500	2,501
	U.S. Treasury 0.25% 2025	7,612	7,582
	U.S. Treasury 0.375% 2025	907	910
	U.S. Treasury 0.375% 2025	850	851
	U.S. Treasury 2.00% 2025[5]	10,000	10,773
	U.S. Treasury 1.875% 2026	6,300	6,795
	U.S. Treasury 2.00% 2026[5]	2,800	3,047
	U.S. Treasury 0.50% 2027	2,900	2,892
	U.S. Treasury 0.875% 2030	3,154	3,142
	U.S. Treasury 1.125% 2040[5]	2,400	2,278
	U.S. Treasury 1.375% 2050[5]	13,332	12,475

			92,104

U.S. Treasury inflation-protected securities 0.80%	U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	4,133	4,445
	U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	2,226	2,484
	U.S. Treasury Inflation-Protected Security 0.25% 2050[5,6]	1,544	1,840

			8,769

	Total U.S. Treasury bonds & notes		100,873

Corporate bonds, notes & loans 5.98%
Health care 0.87%	Abbott Laboratories 3.75% 2026	240	281
	AbbVie Inc. 2.95% 2026	369	409
	AbbVie Inc. 4.25% 2049	92	116
	Amgen Inc. 3.375% 2050	150	168
	AstraZeneca PLC 3.375% 2025	200	225
	Becton, Dickinson and Company 3.70% 2027	930	1,067
	Boston Scientific Corp. 2.65% 2030	250	268
	Centene Corp. 4.625% 2029	530	589
	Centene Corp. 3.375% 2030	179	189
	Novartis Capital Corp. 1.75% 2025	208	218
	Novartis Capital Corp. 2.00% 2027	120	128
	Partners HealthCare System, Inc. 3.192% 2049	210	232
	Pfizer Inc. 2.70% 2050	425	457
	Regeneron Pharmaceuticals, Inc. 1.75% 2030	54	53
	Regeneron Pharmaceuticals, Inc. 2.80% 2050	109	106
	Shire PLC 3.20% 2026	182	204
	Takeda Pharmaceutical Company, Ltd. 4.40% 2023	1,330	1,475
	Tenet Healthcare Corp. 7.50% 2025[3]	325	356

104	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Teva Pharmaceutical Finance Co. BV 6.00% 2024	$ 700	$744
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,375	1,324
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	300	268
	Thermo Fisher Scientific Inc. 4.497% 2030	95	119
	UnitedHealth Group Inc. 2.375% 2024	35	37
	UnitedHealth Group Inc. 4.45% 2048	170	235
	Upjohn Inc. 2.70% 2030[3]	83	88
	Upjohn Inc. 3.85% 2040[3]	32	36
	Upjohn Inc. 4.00% 2050[3]	70	80
			9,472

Energy 0.82%	Apache Corp. 4.25% 2030	385	405
	Baker Hughes, a GE Co. 4.08% 2047	37	42
	BP Capital Markets America Inc. 3.633% 2030	360	419
	BP Capital Markets America Inc. 2.772% 2050	90	89
	BP Capital Markets America Inc. 2.939% 2051	80	82
	Canadian Natural Resources Ltd. 3.85% 2027	185	208
	Canadian Natural Resources Ltd. 2.95% 2030	83	89
	Canadian Natural Resources Ltd. 4.95% 2047	91	115
	Cenovus Energy Inc. 5.40% 2047	75	88
	Cheniere Energy, Inc. 3.70% 2029	252	281
	Concho Resources Inc. 4.30% 2028	210	248
	Enbridge Energy Partners, LP 7.375% 2045	37	56
	Energy Transfer Operating, LP 5.00% 2050	361	391
	Energy Transfer Partners, LP 5.30% 2047	60	67
	Energy Transfer Partners, LP 6.00% 2048	161	192
	Energy Transfer Partners, LP 6.25% 2049	150	181
	Enterprise Products Operating LLC 3.20% 2052	24	24
	EQT Corp. 5.00% 2029	35	37
	Equinor ASA 2.375% 2030	365	391
	Exxon Mobil Corp. 2.995% 2039	200	217
	Exxon Mobil Corp. 3.452% 2051	72	82
	Kinder Morgan, Inc. 5.05% 2046	925	1,134
	MPLX LP 5.50% 2049	625	823
	ONEOK, Inc. 3.10% 2030	42	45
	ONEOK, Inc. 4.95% 2047	51	57
	ONEOK, Inc. 5.20% 2048	184	215
	ONEOK, Inc. 7.15% 2051	97	134
	Pemex Project Funding Master Trust, Series 13, 6.625% 2035	150	149
	Petrobras Global Finance Co. 5.60% 2031	150	173
	Petróleos Mexicanos 7.69% 2050	75	76
	Pioneer Natural Resources Company 1.90% 2030	163	162
	Plains All American Pipeline, LP 3.80% 2030	11	12
	Sabine Pass Liquefaction, LLC 4.50% 2030[3]	215	255
	Shell International Finance BV 2.00% 2024	420	443
	Total Capital International 2.434% 2025	175	187
	Total Capital International 3.127% 2050	250	271
	TransCanada PipeLines Ltd. 4.10% 2030	205	242
	TransCanada PipeLines Ltd. 5.10% 2049	425	569
	Williams Companies, Inc. 3.50% 2030	216	245
	Williams Partners LP 6.30% 2040	95	126
			9,022

Financials 0.82%	Allstate Corp. 3.85% 2049	170	214
	American International Group, Inc. 4.375% 2050	250	327
	AON Corp. 2.20% 2022	249	258
	Bank of America Corp. 0.81% 2024 (USD-SOFR + 0.74% on 10/24/2023)[7]	150	151
	Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[7]	1,125	1,140

American Funds Insurance Series	105

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[7]	$ 540	$ 576
	Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,7]	500	589
	Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[7]	150	154
	Goldman Sachs Group, Inc. 3.50% 2025	177	197
	Goldman Sachs Group, Inc. 2.60% 2030	400	431
	Hartford Financial Services Group, Inc. 2.80% 2029	300	326
	HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[7]	500	532
	HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[7]	250	289
	JPMorgan Chase & Co. 1.764% 2031 (USD-SOFR + 1.05% on 11/19/2030)[7]	120	121
	JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[7]	475	511
	JPMorgan Chase & Co. 2.525% 2041 (USD-SOFR + 1.51% on 11/19/2040)[7]	75	77
	JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[7]	241	268
	Lloyds Banking Group PLC 3.87% 2025 (UST Yield Curve Rate T Note Constant Maturity 1-year + 3.50% on 7/9/2024)[7]	390	430
	MetLife, Inc. 4.55% 2030	190	238
	Metropolitan Life Global Funding I 1.95% 2023[3]	380	392
	Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	290	327
	Morgan Stanley 3.70% 2024	260	290
	Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[7]	100	101
	Morgan Stanley 5.597% 2051 (USD-SOFR + 4.84% on 3/24/2050)[7]	115	185
	Navient Corp. 5.00% 2027	150	152
	New York Life Global Funding 3.00% 2028[3]	150	168
	New York Life Insurance Company 3.75% 2050[3]	62	74
	Travelers Companies, Inc. 4.10% 2049	130	171
	Wells Fargo & Company 4.60% 2021	300	303

			8,992

Communication services 0.77%	Alphabet Inc. 2.05% 2050	80	76
	AT&T Inc. 2.25% 2032	75	76
	AT&T Inc. 3.50% 2041	75	81
	AT&T Inc. 3.50% 2053[3]	624	624
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[3]	235	250
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	158	167
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[3]	360	380
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[3]	950	1,016
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	65	79
	CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051	100	104
	CenturyLink, Inc. 7.50% 2024	300	340
	Comcast Corp. 3.75% 2040	138	166
	Comcast Corp. 2.80% 2051	200	208
	Discovery Communications, Inc. 4.65% 2050	139	174
	NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[3]	630	643
	Sprint Corp. 11.50% 2021	1,425	1,549
	Sprint Corp. 6.875% 2028	325	429
	T-Mobile US, Inc. 3.875% 2030[3]	625	725
	T-Mobile US, Inc. 3.00% 2041[3]	100	104
	T-Mobile US, Inc. 3.30% 2051[3]	186	192
	Verizon Communications Inc. 4.329% 2028	192	231
	Verizon Communications Inc. 3.875% 2029	25	30
	Verizon Communications Inc. 4.016% 2029	215	255
	Verizon Communications Inc. 1.75% 2031	98	98
	Verizon Communications Inc. 2.875% 2050	125	126
	Vodafone Group PLC 4.25% 2050	75	93
	Walt Disney Co. 4.625% 2040	120	160

			8,376

106	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities 0.67%	AEP Transmission Co. LLC 3.15% 2049	$ 60	$ 67
	AEP Transmission Co. LLC 3.80% 2049	45	56
	AEP Transmission Co. LLC 3.65% 2050	75	91
	American Electric Power Company, Inc. 3.65% 2021	300	309
	American Electric Power Company, Inc. 1.00% 2025	25	25
	CenterPoint Energy, Inc. 2.95% 2030	345	376
	Connecticut Light and Power Co. 3.20% 2027	445	500
	Consumers Energy Co. 3.10% 2050	159	184
	Duke Energy Florida, LLC 2.50% 2029	430	470
	Edison International 3.55% 2024	375	404
	Edison International 5.75% 2027	158	189
	Edison International 4.125% 2028	332	370
	Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]	120	140
	Evergy Metro, Inc. 2.25% 2030	125	132
	FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[7]	50	55
	FirstEnergy Corp. 2.25% 2030	162	157
	FirstEnergy Corp. 2.65% 2030	493	495
	Jersey Central Power & Light Co. 4.30% 2026[3]	115	129
	NSTAR Electric Co. 3.95% 2030	50	61
	Pacific Gas and Electric Co. 2.95% 2026	97	103
	Pacific Gas and Electric Co. 3.75% 2028	105	115
	Pacific Gas and Electric Co. 4.65% 2028	284	325
	Pacific Gas and Electric Co. 2.50% 2031	450	451
	Pacific Gas and Electric Co. 3.30% 2040	100	100
	Pacific Gas and Electric Co. 3.50% 2050	325	324
	Public Service Company of Colorado 3.80% 2047	20	25
	San Diego Gas & Electric Co. 3.75% 2047	227	266
	San Diego Gas & Electric Co. 4.10% 2049	115	144
	Southern California Edison Co. 4.125% 2048	235	281
	Southern California Edison Co. 3.65% 2050	298	339
	Southern California Edison Co., Series C, 3.60% 2045	256	284
	Virginia Electric and Power Co. 2.45% 2050	25	25
	Xcel Energy Inc. 2.60% 2029	175	189
	Xcel Energy Inc. 3.50% 2049	145	170

			7,351

Consumer discretionary 0.63%	Amazon.com, Inc. 2.50% 2050	75	78
	Amazon.com, Inc. 2.70% 2060	30	32
	Bayerische Motoren Werke AG 4.15% 2030[3]	290	351
	Carnival Corp. 11.50% 2023[3]	775	897
	Carnival Corp. 10.50% 2026[3]	165	192
	Ford Motor Co. 9.625% 2030	50	71
	General Motors Company 5.95% 2049	90	122
	Home Depot, Inc. 3.35% 2050	350	417
	PetSmart, Inc. 7.125% 2023[3]	125	125
	Royal Caribbean Cruises Ltd. 10.875% 2023[3]	600	684
	Royal Caribbean Cruises Ltd. 11.50% 2025[3]	1,210	1,416
	Toyota Motor Credit Corp. 2.15% 2022	505	521
	Toyota Motor Credit Corp. 2.60% 2022	856	876
	Toyota Motor Credit Corp. 3.00% 2025	1,010	1,111

			6,893

Consumer staples 0.46%	Altria Group, Inc. 5.95% 2049	327	458
	Anheuser-Busch Co. / InBev Worldwide 4.90% 2046	420	548
	British American Tobacco PLC 3.215% 2026	250	276
	British American Tobacco PLC 3.557% 2027	660	735
	British American Tobacco PLC 4.906% 2030	350	423
	British American Tobacco PLC 4.54% 2047	73	81

American Funds Insurance Series	107

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	British American Tobacco PLC 4.758% 2049	$130	$ 151
	Coca-Cola Co. 1.375% 2031	100	100
	Coca-Cola Co. 2.50% 2051	65	67
	Conagra Brands, Inc. 5.30% 2038	18	24
	Conagra Brands, Inc. 5.40% 2048	52	74
	Constellation Brands, Inc. 3.15% 2029	190	212
	Constellation Brands, Inc. 2.875% 2030	210	230
	Keurig Dr Pepper Inc. 3.20% 2030	25	28
	Keurig Dr Pepper Inc. 5.085% 2048	64	91
	Keurig Dr Pepper Inc. 3.80% 2050	51	61
	Kimberly-Clark Corp. 3.10% 2030	56	65
	Kraft Heinz Company 3.00% 2026	100	104
	Molson Coors Brewing Co. 4.20% 2046	65	75
	PepsiCo, Inc. 1.40% 2031	40	40
	PepsiCo, Inc. 3.625% 2050	240	305
	Philip Morris International Inc. 3.375% 2029	450	516
	Procter & Gamble Company 0.55% 2025	185	187
	Wal-Mart Stores, Inc. 2.85% 2024	210	227

			5,078

Industrials 0.45%	Boeing Company 2.70% 2022	300	308
	Boeing Company 2.75% 2026	91	96
	Boeing Company 2.95% 2030	190	197
	Boeing Company 3.60% 2034	90	95
	Boeing Company 5.805% 2050	235	325
	Carrier Global Corp. 2.242% 2025	102	108
	Carrier Global Corp. 2.493% 2027	84	91
	Carrier Global Corp. 2.722% 2030	74	79
	CSX Corp. 4.75% 2048	50	68
	CSX Corp. 3.35% 2049	310	354
	CSX Corp. 2.50% 2051	50	50
	General Electric Co. 3.45% 2027	50	56
	General Electric Co. 4.25% 2040	75	89
	General Electric Co. 4.35% 2050	50	61
	Honeywell International Inc. 2.15% 2022	305	313
	Honeywell International Inc. 2.30% 2024	175	187
	Honeywell International Inc. 2.70% 2029	70	78
	Norfolk Southern Corp. 3.00% 2022	224	230
	Raytheon Technologies Corp. 3.125% 2050	125	138
	TransDigm Inc. 6.50% 2024	455	464
	TransDigm Inc. 8.00% 2025[3]	230	255
	TransDigm Inc. 6.25% 2026[3]	445	474
	Union Pacific Corp. 3.70% 2029	430	499
	Union Pacific Corp. 4.30% 2049	110	144
	Union Pacific Corp. 3.25% 2050	53	60
	Union Pacific Corp. 3.95% 2059	45	56
	Westinghouse Air Brake Technologies Corp. 4.40% 2024[7]	39	43

			4,918

Information technology 0.35%	Adobe Inc. 2.30% 2030	645	698
	Apple Inc. 0.55% 2025	125	126
	Apple Inc. 2.40% 2050	75	77
	Broadcom Inc. 5.00% 2030	420	511
	Broadcom Ltd. 3.875% 2027	370	416
	Fiserv, Inc. 3.50% 2029	870	995
	Intuit Inc. 0.95% 2025	50	51
	Lenovo Group Ltd. 5.875% 2025	400	461

108	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Corporate bonds, notes & loans (continued)
Information technology (continued)	Microsoft Corp. 2.525% 2050	$ 227		$ 239
	Oracle Corp. 3.60% 2050	150		175
	ServiceNow, Inc. 1.40% 2030	130		127

				3,876

Real estate 0.07%	Corporate Office Properties LP 2.25% 2026	68		71
	Equinix, Inc. 2.90% 2026	266		291
	Equinix, Inc. 1.55% 2028	25		26
	Equinix, Inc. 3.20% 2029	288		318
	Equinix, Inc. 3.00% 2050	18		18
	Equinix, Inc. 2.95% 2051	25		25
	Westfield Corp. Ltd. 3.50% 2029[3]	54		57

				806

Materials 0.07%	Anglo American Capital PLC 5.625% 2030[3]	240		306
	Braskem SA 4.50% 2030[3]	200		206
	Dow Chemical Co. 4.80% 2049	67		90
	LYB International Finance III, LLC 2.25% 2030	32		33
	LYB International Finance III, LLC 4.20% 2050	75		88
	LYB International Finance III, LLC 3.625% 2051	52		57
				780

	Total corporate bonds, notes & loans			65,564

Mortgage-backed obligations 5.07%
Federal agency mortgage-backed obligations 4.46%	Fannie Mae Pool #695412 5.00% 2033[8]	–	[9]	–	[9]
	Fannie Mae Pool #MA4124 2.50% 2035[8]	2,633		2,755
	Fannie Mae Pool #AD3566 5.00% 2035[8]	2		2
	Fannie Mae Pool #MA4228 1.50% 2036[8]	2,670		2,749
	Fannie Mae Pool #AC0794 5.00% 2039[8]	10		11
	Fannie Mae Pool #931768 5.00% 2039[8]	2		2
	Fannie Mae Pool #AE0311 3.50% 2040[8]	17		18
	Fannie Mae Pool #932606 5.00% 2040[8]	5		6
	Fannie Mae Pool #AJ1873 4.00% 2041[8]	7		8
	Fannie Mae Pool #AE1248 5.00% 2041[8]	11		13
	Fannie Mae Pool #AE1274 5.00% 2041[8]	9		10
	Fannie Mae Pool #AE1277 5.00% 2041[8]	5		6
	Fannie Mae Pool #AE1283 5.00% 2041[8]	3		4
	Fannie Mae Pool #AE1290 5.00% 2042[8]	6		7
	Fannie Mae Pool #AL3829 3.50% 2043[8]	64		70
	Fannie Mae Pool #AT7161 3.50% 2043[8]	29		31
	Fannie Mae Pool #AR1512 3.50% 2043[8]	14		15
	Fannie Mae Pool #AT0412 3.50% 2043[8]	7		8
	Fannie Mae Pool #AT3954 3.50% 2043[8]	4		4
	Fannie Mae Pool #AT0300 3.50% 2043[8]	3		3
	Fannie Mae Pool #AY1829 3.50% 2044[8]	5		6
	Fannie Mae Pool #AW8240 3.50% 2044[8]	1		1
	Fannie Mae Pool #BE5017 3.50% 2045[8]	36		39
	Fannie Mae Pool #BE5009 3.50% 2045[8]	29		31
	Fannie Mae Pool #BE8740 3.50% 2047[8]	33		36
	Fannie Mae Pool #BE8742 3.50% 2047[8]	10		11
	Fannie Mae Pool #BH2848 3.50% 2047[8]	5		5
	Fannie Mae Pool #BH2847 3.50% 2047[8]	3		4
	Fannie Mae Pool #BH2846 3.50% 2047[8]	4		4
	Fannie Mae Pool #BJ5015 4.00% 2047[8]	79		87
	Fannie Mae Pool #BH3122 4.00% 2047[8]	3		3
	Fannie Mae Pool #BJ4901 3.50% 2048[8]	23		25
	Fannie Mae Pool #CA2850 4.00% 2048[8]	91		102

American Funds Insurance Series	109

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BK6840 4.00% 2048[8]	$ 51	$ 55
	Fannie Mae Pool #BK5232 4.00% 2048[8]	40	45
	Fannie Mae Pool #BK9743 4.00% 2048[8]	14	15
	Fannie Mae Pool #CA2804 4.50% 2048[8]	654	709
	Fannie Mae Pool #BK7665 4.50% 2048[8]	336	373
	Fannie Mae Pool #BK0951 4.50% 2048[8]	257	288
	Fannie Mae Pool #BK9761 4.50% 2048[8]	14	15
	Fannie Mae Pool #CA4151 3.50% 2049[8]	318	350
	Fannie Mae Pool #BJ8411 3.50% 2049[8]	67	73
	Fannie Mae Pool #CA5540 3.00% 2050[8]	5,289	5,632
	Freddie Mac Pool #SB8083 1.50% 2036[8]	285	294
	Freddie Mac Pool #Q18236 3.50% 2043[8]	29	31
	Freddie Mac Pool #Q19133 3.50% 2043[8]	18	20
	Freddie Mac Pool #Q17696 3.50% 2043[8]	16	18
	Freddie Mac Pool #Q15874 4.00% 2043[8]	2	2
	Freddie Mac Pool #Q52069 3.50% 2047[8]	48	52
	Freddie Mac Pool #Q55056 3.50% 2048[8]	60	65
	Freddie Mac Pool #Q54709 3.50% 2048[8]	36	39
	Freddie Mac Pool #Q54701 3.50% 2048[8]	34	37
	Freddie Mac Pool #Q54782 3.50% 2048[8]	30	32
	Freddie Mac Pool #Q54781 3.50% 2048[8]	27	30
	Freddie Mac Pool #Q54700 3.50% 2048[8]	26	29
	Freddie Mac Pool #Q55060 3.50% 2048[8]	19	20
	Freddie Mac Pool #Q56591 3.50% 2048[8]	18	19
	Freddie Mac Pool #Q56590 3.50% 2048[8]	17	18
	Freddie Mac Pool #Q56589 3.50% 2048[8]	16	17
	Freddie Mac Pool #Q54698 3.50% 2048[8]	14	15
	Freddie Mac Pool #Q54699 3.50% 2048[8]	13	14
	Freddie Mac Pool #Q54831 3.50% 2048[8]	9	10
	Freddie Mac Pool #G67711 4.00% 2048[8]	440	486
	Freddie Mac Pool #Q56599 4.00% 2048[8]	57	63
	Freddie Mac Pool #Q56175 4.00% 2048[8]	43	47
	Freddie Mac Pool #Q55971 4.00% 2048[8]	38	42
	Freddie Mac Pool #Q56576 4.00% 2048[8]	29	31
	Freddie Mac Pool #Q55970 4.00% 2048[8]	19	21
	Freddie Mac Pool #Q58411 4.50% 2048[8]	116	129
	Freddie Mac Pool #Q58436 4.50% 2048[8]	52	59
	Freddie Mac Pool #Q58378 4.50% 2048[8]	43	48
	Freddie Mac Pool #Q57242 4.50% 2048[8]	31	34
	Freddie Mac Pool #RA1463 3.50% 2049[8]	216	238
	Freddie Mac Pool #QA2748 3.50% 2049[8]	29	32
	Freddie Mac Pool #SD7512 3.00% 2050[8]	6,954	7,446
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[8]	390	418
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[8,10]	390	410
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[8,10]	193	203
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[8,10]	149	162
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[8]	121	132
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[8]	36	39
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[8]	1,422	1,553
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[8]	1,026	1,118
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[8]	715	777
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[8]	34	37
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[8]	15	16
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1,
	3.50% 2028[8]	1,440	1,524
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C,
	2.75% 2029[8]	2,121	2,232
	Government National Mortgage Assn. 2.00% 2051[8,11]	3,390	3,533
	Government National Mortgage Assn. 2.00% 2051[8,11]	1,710	1,786

110	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. 2.50% 2051[8,11]	$2,650		$ 2,794
	Government National Mortgage Assn. 3.50% 2051[8,11]	21		22
	Government National Mortgage Assn. 3.50% 2051[8,11]	21		22
	Government National Mortgage Assn. Pool #MA5764 4.50% 2049[8]	1,476		1,597
	Government National Mortgage Assn. Pool #MA5877 4.50% 2049[8]	165		179
	Government National Mortgage Assn. Pool #694836 5.661% 2059[8]	1		1
	Government National Mortgage Assn. Pool #765152 4.14% 2061[8]	–	[9]	–	[9]
	Government National Mortgage Assn. Pool #766525 4.70% 2062[8]	–	[9]	–	[9]
	Government National Mortgage Assn. Pool #777452 3.676% 2063[8]	6		7
	Government National Mortgage Assn. Pool #767639 3.913% 2063[8]	9		9
	Government National Mortgage Assn. Pool #AA1709 4.343% 2063[8]	4		4
	Government National Mortgage Assn. Pool #725893 5.20% 2064[8]	1		1
	Government National Mortgage Assn. Pool #AA7554 6.64% 2064[8]	2		2
	Uniform Mortgage-Backed Security 1.50% 2036[8,11]	1,632		1,676
	Uniform Mortgage-Backed Security 2.00% 2036[8,11]	2,100		2,193
	Uniform Mortgage-Backed Security 3.50% 2051[8,11]	1,775		1,879
	Uniform Mortgage-Backed Security 4.50% 2051[8,11]	1,477		1,603

				48,998

Collateralized mortgage-backed obligations (privately originated) 0.45%	Cascade Funding Mortgage Trust, Series 2019-HB1, Class A, 2.386% 2029[3,8,10]	295		297
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[3,8,10]	194		194
	Citigroup Mortgage Loan Trust Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[3,8,10]	75		76
	Finance of America HECM Buyout, Series 2020-HB1, Class A, 2.012% 2030[3,8,10]	592		597
	Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[3,8,10]	213		215
	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[3,8,10]	186		186
	Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[3,8,10]	1,000		1,001
	Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.996% 2053[3,8,10]	175		175
	Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.048% 2053[3,8,10]	279		280
	Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.272% 2029[3,8,10]	82		83
	Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 2029[3,8,10]	58		58
	New York Mortgage Trust, Series 2020-SP1, Class A1, 3.962% 2060[3,8]	302		305
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[3,8,10]	106		108
	Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[3,8,10]	115		119
	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[3,8,10]	94		97
	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[3,8,10]	261		274
	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[3,8,10]	63		66
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,8]	787		806

				4,937

Commercial mortgage-backed securities 0.16%	GS Mortgage Securities Trust, Series 2018-HULA, Class A, 1.079% 2025[3,8,10]	243		239
	Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.309% 2038[3,8,10]	300		299
	MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,3,8,10]	1,057		1,057
	Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.398% 2049[3,8,10]	150		141

				1,736

	Total mortgage-backed obligations			55,671

Asset-backed obligations 0.35%
	Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[3,8]	297		303
	Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[3,8]	100		102
	CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,8]	372		380
	CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,8]	95		97

American Funds Insurance Series	111

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[3,8]	$ 95	$ 97
	CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[3,8]	95	97
	Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[3,8]	40	40
	Drivetime Auto Owner Trust, Series 2020-1, Class A, 1.94% 2023[3,8]	222	223
	Exeter Automobile Receivables Trust, Series 2019-4A, Class A, 2.18% 2023[3,8]	96	97
	FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,8]	425	428
	GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,8]	678	682
	Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[3,8]	172	173
	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[3,8,10]	226	231
	Westlake Automobile Receivables Trust, Series 2019-3A, Class A2, 2.15% 2023[3,8]	845	851

			3,801

Bonds & notes of governments & government agencies outside the U.S. 0.13%
	Portuguese Republic 5.125% 2024	18	21
	Qatar (State of) 4.50% 2028	200	243
	Saudi Arabia (Kingdom of) 3.625% 2028	200	225
	United Mexican States, Series M, 6.50% 2021	MXN15,000	760
	United Mexican States 3.25% 2030	$ 200	216

			1,465

Municipals 0.06%
Illinois 0.02%	G.O. Bonds, Pension Funding Series 2003, 5.10% 2033	225	242

South Carolina 0.04%	Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	350	429

	Total municipals		671

	Total bonds, notes & other debt instruments (cost: $218,849,000)		228,045

Short-term securities 5.28%		Shares

Money market investments 5.28%
	Capital Group Central Cash Fund 0.12%[12,13]	567,564	56,762
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[12,14]	1,184,688	1,185

	Total short-term securities (cost: $57,947,000)		57,947

	Total investment securities 100.66% (cost: $948,784,000)		1,104,240
	Other assets less liabilities (0.66)%		(7,288)

	Net assets 100.00%		$1,096,952

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2020[16] (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)
90 Day Euro Dollar Futures	Short	80	March 2021	$(20,000)	$(19,966)	$(13)
2 Year U.S. Treasury Note Futures	Short	8	April 2021	(1,600)	(1,768)	(1)
5 Year U.S. Treasury Note Futures	Long	83	April 2021	8,300	0,472	23
10 Year U.S. Treasury Note Futures	Long	14	March 2021	1,400	1,933	2
10 Year Ultra U.S. Treasury Note Futures	Short	38	March 2021	(3,800)	(5,942)	14

112	American Funds Insurance Series

Capital Income Builder  (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2020[16] (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)
20 Year U.S. Treasury Bond Futures	Long	6	March 2021	$ 600	$ 1,039	$(10)
30 Year Ultra U.S. Treasury Bond Futures	Long	48	March 2021	4,800	10,251	(65)
						$(50)

Forward currency contracts
Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
MXN3,100	USD154	HSBC Bank	1/8/2021	$ 1
GBP1,594	USD2,151	Bank of New York Mellon	1/11/2021	29
GBP382	USD519	Goldman Sachs	1/11/2021	4
USD169	GBP127	Bank of New York Mellon	1/11/2021	(4)
USD2,663	GBP1,985	Standard Chartered Bank	1/11/2021	(52)

				$(22)

Swap contracts
Interest rate swaps
		Expiration	Notional	Value at 12/31/2020	Upfront premium paid	Unrealized appreciation at 12/31/2020

Receive	Pay	date	(000)	(000)	(000)	(000)
U.S. EFFR	0.11%	5/18/2024	$ 6,200	$ 7	$–	$7
3-month USD-LIBOR	0.337%	5/18/2025	21,500	23	–	23
U.S. EFFR	0.1275%	6/25/2025	2,700	10	–	10
U.S. EFFR	0.105%	6/30/2025	2,700	13	–	13
U.S. EFFR	0.0975%	6/30/2025	1,460	8	–	8
U.S. EFFR	0.106%	6/30/2025	1,190	6	–	6
U.S. EFFR	0.10875%	7/6/2025	2,600	13	–	13
U.S. EFFR	0.105%	7/9/2025	1,300	7	–	7
U.S. EFFR	0.0995%	7/9/2025	1,300	7	–	7
U.S. EFFR	0.099%	7/10/2025	3,000	16	–	16
3-month USD-LIBOR	0.5935%	5/18/2030	7,200	187	–	187
3-month USD-LIBOR	0.807%	5/18/2050	1,800	272	–	272
					$–	$569
Credit default swaps
Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
5.00%/Quarterly	CDX.NA.HY.25	6/20/2025	$3,335	$309	$157	$152

American Funds Insurance Series	113

Capital Income Builder  (continued)

Investments in affiliates[13]
	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 5.17%
Money market investments 5.17%
Capital Group Central Cash Fund 0.12%[12]	$76,520	$398,466	$418,149	$52	$(127)	$56,762	$436

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $323,175,000, which represented 29.46% of the net assets of the fund. This amount includes $322,118,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,651,000, which represented 2.34% of the net assets of the fund.

[4]

All or a portion of this security was on loan. The total value of all such securities was $5,528,000, which represented ..50% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,268,000, which represented .21% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Step bond; coupon rate may change at a later date.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Amount less than one thousand.
[10]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[11]	Purchased on a TBA basis.
[12]	Rate represents the seven-day yield at 12/31/2020.
[13]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

Auth. = Authority

CAD = Canadian dollars

CDI = CREST Depository Interest

EFFR = Effective Federal Funds Rate

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

114	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2020

Common stocks 65.78%		Shares	Value (000)
Information technology 16.49%	Microsoft Corp.	4,891,900	$1,088,056
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	6,056,700	660,423
	Broadcom Inc.	1,490,000	652,397
	ASML Holding NV (New York registered) (ADR)	795,900	388,177
	ASML Holding NV1	70,000	33,828
	MKS Instruments, Inc.	2,200,000	330,990
	Flex Ltd.[2]	14,500,000	260,710
	FleetCor Technologies, Inc.[2]	900,000	245,547
	Dell Technologies Inc., Class C2	3,250,000	238,193
	VeriSign, Inc.[2]	1,100,000	238,040
	Mastercard Inc., Class A	510,000	182,039
	Visa Inc., Class A	700,200	153,155
	RingCentral, Inc., Class A2	221,100	83,790
	PayPal Holdings, Inc.[2]	316,300	74,077
	Shopify Inc., Class A, subordinate voting shares[2]	55,800	63,163
	Intel Corp.	1,250,000	62,275
	Okta, Inc., Class A2	174,680	44,414
	NVIDIA Corp.	68,566	35,805
	MongoDB, Inc., Class A2	94,819	34,044
	Smartsheet Inc., Class A2	311,910	21,612

			4,890,735

Health care 10.70%	Johnson & Johnson	3,885,000	611,421
	UnitedHealth Group Inc.	1,322,300	463,704
	Humana Inc.	865,000	354,884
	Cigna Corp.	1,275,000	265,429
	Thermo Fisher Scientific Inc.	507,000	236,150
	Abbott Laboratories	2,000,000	218,980
	Daiichi Sankyo Company, Ltd.[1]	3,873,900	132,799
	Vertex Pharmaceuticals Inc.[2]	550,000	129,987
	Merck & Co., Inc.	1,400,000	114,520
	Pfizer Inc.	3,060,000	112,639
	Gilead Sciences, Inc.	1,600,000	93,216
	Regeneron Pharmaceuticals, Inc.[2]	150,000	72,466
	Zoetis Inc., Class A	434,700	71,943
	IDEXX Laboratories, Inc.[2]	94,102	47,039
	Allakos Inc.[2]	293,700	41,118
	Cortexyme, Inc.[2,3]	1,218,038	33,837
	Centene Corp.[2]	562,770	33,783
	Ultragenyx Pharmaceutical Inc.[2]	217,400	30,095
	AbCellera Biologics Inc.[2,3]	625,100	25,154
	Viatris Inc.[2]	1,121,937	21,025
	Sarepta Therapeutics, Inc.[2]	115,700	19,726
	Bluebird Bio, Inc.[2]	378,900	16,395
	NuCana PLC (ADR)[2,4]	2,977,153	13,367
	Rotech Healthcare Inc.[1,2,5,6]	184,138	13,074
	Advanz Pharma Corp. Ltd.[2,6]	175,310	773
	Advanz Pharma Corp. Ltd.[2]	41,657	184

			3,173,708

Financials 10.36%	Chubb Ltd.	2,200,000	338,624
	First Republic Bank	1,780,000	261,535
	Capital One Financial Corp.	2,000,000	197,700
	CME Group Inc., Class A	977,200	177,899
	JPMorgan Chase & Co.	1,400,000	177,898
	Bank of America Corp.	5,750,000	174,283
	Synchrony Financial	5,000,000	173,550
	The Blackstone Group Inc., Class A	2,190,950	141,995
	Sberbank of Russia PJSC (ADR)[1]	9,788,000	141,103
	Citigroup Inc.	2,250,000	138,735

American Funds Insurance Series	115

Asset Allocation Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Apollo Global Management, Inc., Class A	2,769,732	$135,661
	Aon PLC, Class A	620,000	130,987
	Arch Capital Group Ltd.[2]	3,234,000	116,650
	Nasdaq, Inc.	844,100	112,046
	MSCI Inc.	225,200	100,559
	Intercontinental Exchange, Inc.	840,000	96,844
	Truist Financial Corp.	1,966,000	94,230
	PNC Financial Services Group, Inc.	500,000	74,500
	Kotak Mahindra Bank Ltd.[1,2]	2,713,240	74,253
	RenaissanceRe Holdings Ltd.	357,000	59,198
	Ares Management Corp., Class A	1,015,403	47,775
	BlackRock, Inc.	56,000	40,406
	S&P Global Inc.	102,000	33,530
	Berkshire Hathaway Inc., Class A2	61	21,217
	Tradeweb Markets Inc., Class A	156,400	9,767
	Jonah Energy Parent LLC[1,2,5]	32,117	482

			3,071,427

Consumer discretionary 6.66%	Amazon.com, Inc.[2]	134,822	439,106
	Aramark	8,000,000	307,840
	Home Depot, Inc.	1,113,000	295,635
	General Motors Company	4,100,000	170,724
	LVMH Moët Hennessy-Louis Vuitton SE1	256,896	160,516
	MercadoLibre, Inc.[2]	91,300	152,948
	Kontoor Brands, Inc.[4]	3,700,000	150,072
	VF Corp.	1,000,000	85,410
	Darden Restaurants, Inc.	627,109	74,701
	NIKE, Inc., Class B	357,000	50,505
	Restaurant Brands International Inc.	595,000	36,360
	Booking Holdings Inc.[2]	12,750	28,398
	XPeng Inc., Class A (ADR)[2,3]	517,000	22,143

			1,974,358

Consumer staples 5.31%	Philip Morris International Inc.	7,543,000	624,485
	Nestlé SA1	2,700,000	317,868
	Nestlé SA (ADR)	665,000	78,337
	British American Tobacco PLC (ADR)	3,919,700	146,949
	British American Tobacco PLC[1]	1,060,000	39,427
	Altria Group, Inc.	3,750,000	153,750
	Mondelez International, Inc.	1,200,000	70,164
	Colgate-Palmolive Company	677,300	57,916
	Archer Daniels Midland Company	1,000,000	50,410
	Avenue Supermarts Ltd.[1,2]	970,539	36,704

			1,576,010

Communication services 5.01%	Charter Communications, Inc., Class A2	754,600	499,206
	Facebook, Inc., Class A2	952,100	260,076
	Comcast Corp., Class A	4,278,910	224,215
	Alphabet Inc., Class C2	78,600	137,698
	Alphabet Inc., Class A2	27,616	48,401
	Netflix, Inc.[2]	226,700	122,583
	New York Times Co., Class A	1,450,000	75,066
	Tencent Holdings Ltd.[1]	965,000	70,510
	Activision Blizzard, Inc.	519,500	48,235

			1,485,990

116	American Funds Insurance Series

Asset Allocation Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials 4.28%	Northrop Grumman Corp.	1,211,900	$369,290
	Lockheed Martin Corp.	663,000	235,352
	CSX Corp.	2,038,000	184,949
	L3Harris Technologies, Inc.	791,100	149,534
	Komatsu Ltd.[1]	4,604,900	126,186
	Boeing Company	583,000	124,797
	Honeywell International Inc.	152,000	32,330
	Waste Management, Inc.	214,000	25,237
	Cintas Corp.	34,000	12,018
	Associated Materials Group Inc.[1,2,5]	1,588,250	9,974
	ACR III LSC Holdings LLC[1,2,5]	467	703

			1,270,370

Materials 3.16%	Dow Inc.	4,800,000	266,400
	LyondellBasell Industries NV	2,368,100	217,060
	Franco-Nevada Corp.	838,620	105,149
	Rio Tinto PLC[1]	1,250,000	93,530
	Royal Gold, Inc.	695,000	73,920
	Nucor Corp.	1,000,000	53,190
	First Quantum Minerals Ltd.	2,775,000	49,814
	Allegheny Technologies Inc.[2]	2,589,437	43,425
	Barrick Gold Corp.	1,455,000	33,145

			935,633

Energy 1.53%	Chevron Corp.	2,100,000	177,345
	Pioneer Natural Resources Company	800,000	91,112
	EOG Resources, Inc.	1,352,400	67,444
	Suncor Energy Inc.	4,000,000	67,091
	Rosneft Oil Company PJSC (GDR)[1]	3,730,353	21,035
	ConocoPhillips	335,000	13,397
	Euronav NV	750,000	6,000
	Scorpio Tankers Inc.	345,000	3,860
	Oasis Petroleum Inc.[2]	79,058	2,930
	Weatherford International[2]	289,547	1,737
	Tribune Resources, LLC[1,2,5]	926,514	843
	McDermott International, Inc.[2]	40,219	33
	Sable Permian Resources, LLC, units[1,2,5]	24,001,604	–	[7]

			452,827

Real estate 1.28%	Crown Castle International Corp. REIT	1,032,335	164,337
	American Tower Corp. REIT	328,100	73,645
	VICI Properties Inc. REIT	2,805,000	71,528
	Alexandria Real Estate Equities, Inc. REIT	399,000	71,110

			380,620

Utilities 1.00%	Enel SpA[1]	24,000,000	242,361
	DTE Energy Company	226,000	27,439
	Xcel Energy Inc.	400,000	26,668

			296,468

	Total common stocks (cost: $11,273,725,000)		19,508,146

American Funds Insurance Series	117

Asset Allocation Fund  (continued)

Rights & warrants 0.00%		Shares	Value (000)
Energy 0.00%	Tribune Resources, LLC, Class A, warrants, expire 2023[1,2,5]	311,755	$–	[7]
	Tribune Resources, LLC, Class B, warrants, expire 2023[1,2,5]	242,476	–	[7]
	Tribune Resources, LLC, Class C, warrants, expire 2023[1,2,5]	227,540	–	[7]

	Total rights & warrants (cost: $47,000)		–	[7]

Convertible stocks 0.50%
Information technology 0.29%	Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	60,000	85,348

Financials 0.15%	2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[8]	37,778	45,378

Health care 0.06%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[3]	13,300	17,304

	Total convertible stocks (cost: $110,591,000)		148,030

Bonds, notes & other debt instruments 30.11%		Principal amount (000)
Corporate bonds, notes & loans 12.99%
Financials 2.27%	ACE INA Holdings Inc. 2.875% 2022	$3,880	4,047
	ACE INA Holdings Inc. 3.35% 2026	1,380	1,556
	ACE INA Holdings Inc. 4.35% 2045	800	1,085
	Advisor Group Holdings, LLC 6.25% 2028[8]	2,445	2,479
	AG Merger Sub II, Inc. 10.75% 2027[8]	2,484	2,752
	Allstate Corp. 3.85% 2049	950	1,194
	Ally Financial Inc. 8.00% 2031	3,000	4,274
	American International Group, Inc. 2.50% 2025	15,800	16,992
	American International Group, Inc. 4.20% 2028	565	671
	American International Group, Inc. 3.40% 2030	4,540	5,203
	American International Group, Inc. 4.375% 2050	1,770	2,318
	AON Corp. 2.20% 2022	2,236	2,312
	Banco Santander, SA 2.749% 2030	5,400	5,578
	Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[9]	1,278	1,333
	Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[9]	6,000	6,413
	Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[9]	2,500	2,534
	Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[9]	2,345	2,653
	Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[9]	42,674	43,128
	Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[9]	11,065	11,215
	Bank of America Corp. 2.676% 2041 (USD-SOFR + 1.93% on 6/19/2040)[9]	750	783
	Bank of Nova Scotia 1.625% 2023	5,000	5,145
	BB&T Corp. 2.625% 2022	2,500	2,557
	BB&T Corp. 2.75% 2022	762	784
	Berkshire Hathaway Finance Corp. 4.20% 2048	6,570	8,679
	Berkshire Hathaway Finance Corp. 4.25% 2049	1,125	1,495
	Berkshire Hathaway Inc. 2.20% 2021	500	501
	Berkshire Hathaway Inc. 2.75% 2023	1,615	1,696
	Berkshire Hathaway Inc. 3.125% 2026	500	559
	BNP Paribas 3.375% 2025[8]	3,225	3,538
	Citigroup Inc. 2.312% 2022 (USD-SOFR + 0.867% on 11/4/2021)[9]	9,000	9,146
	Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[9]	3,254	3,585
	Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[9]	5,575	5,944
	CME Group Inc. 3.75% 2028	3,425	4,059
	Commonwealth Bank of Australia 3.35% 2024	1,225	1,342
	Commonwealth Bank of Australia 3.35% 2024[8]	1,000	1,096
	Compass Diversified Holdings 8.00% 2026[8]	3,245	3,419

118	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Crédit Agricole SA 4.375% 2025[8]	$ 850	$955
	Credit Suisse AG (New York Branch) 2.95% 2025	2,700	2,963
	Credit Suisse Group AG 3.80% 2023	1,625	1,751
	Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[8,9]	800	907
	Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[8,9]	11,625	13,683
	Danske Bank AS 2.70% 2022[8]	1,000	1,025
	Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[9]	5,800	5,935
	Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[9]	4,050	4,401
	DNB Bank ASA 2.375% 2021[8]	2,000	2,018
	Ford Motor Credit Co. 3.375% 2025	5,750	5,896
	FS Energy and Power Fund 7.50% 2023[8]	2,995	2,883
	Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[9]	11,150	11,275
	Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[9]	2,000	2,307
	Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[9]	390	452
	Goldman Sachs Group, Inc. 2.60% 2030	7,000	7,538
	Groupe BPCE SA 2.75% 2023[8]	600	628
	Groupe BPCE SA 5.70% 2023[8]	3,460	3,918
	Groupe BPCE SA 5.15% 2024[8]	2,500	2,849
	Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[8,9]	6,375	6,530
	Hartford Financial Services Group, Inc. 2.80% 2029	3,480	3,786
	Hartford Financial Services Group, Inc. 3.60% 2049	1,000	1,175
	HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[9]	1,500	1,551
	HSBC Holdings PLC 4.25% 2024	3,000	3,312
	HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[9]	625	665
	HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[9]	6,000	6,240
	HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[9]	4,675	5,532
	HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[9]	9,675	11,191
	HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[9]	12,025	12,439
	Icahn Enterprises Finance Corp. 6.25% 2022	5,675	5,702
	Icahn Enterprises Finance Corp. 5.25% 2027	1,185	1,273
	Intercontinental Exchange, Inc. 2.65% 2040	7,425	7,643
	Intercontinental Exchange, Inc. 3.00% 2060	2,380	2,499
	Intesa Sanpaolo SpA 3.375% 2023[8]	750	786
	Intesa Sanpaolo SpA 3.25% 2024[8]	750	802
	Intesa Sanpaolo SpA 5.017% 2024[8]	1,730	1,893
	Intesa Sanpaolo SpA 3.875% 2027[8]	300	330
	JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[9]	4,725	5,066
	JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[9]	3,955	4,001
	JPMorgan Chase & Co. 1.764% 2031 (USD-SOFR + 1.05% on 11/19/2030)[9]	5,000	5,053
	JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[9]	7,325	7,879
	JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[9]	3,236	3,603
	JPMorgan Chase & Co., Series Z, junior subordinated, 4.014% (3-month USD-LIBOR + 3.80% on 2/1/2021)[9]	500	498
	Kasikornbank PC HK 3.343% 2031 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.70% on 10/2/2026)[9]	1,222	1,257
	Ladder Capital Corp. 5.25% 2022[8]	475	478
	Ladder Capital Corp. 4.25% 2027[8]	3,157	3,110
	Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[9]	750	784
	Lloyds Banking Group PLC 4.05% 2023	2,000	2,187
	Lloyds Banking Group PLC 3.87% 2025 (UST Yield Curve Rate T Note Constant Maturity 1-year + 3.50% on 7/9/2024)[9]	6,340	6,998
	Lloyds Banking Group PLC 4.45% 2025	800	918
	Lloyds Banking Group PLC 4.375% 2028	2,150	2,559
	LPL Financial Holdings Inc. 4.625% 2027[8]	2,200	2,284
	Marsh & McLennan Companies, Inc. 3.875% 2024	820	905
	Marsh & McLennan Companies, Inc. 4.375% 2029	1,705	2,076
	Marsh & McLennan Companies, Inc. 4.90% 2049	1,539	2,233
	MetLife, Inc. 4.55% 2030	3,770	4,715
	Metropolitan Life Global Funding I 1.95% 2021[8]	1,250	1,265
	Metropolitan Life Global Funding I 1.95% 2023[8]	7,800	8,050

American Funds Insurance Series	119

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Metropolitan Life Global Funding I 0.95% 2025[8]	$18,767	$19,024
	MGIC Investment Corp. 5.25% 2028	1,175	1,259
	Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	1,610	1,665
	Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	1,610	1,727
	Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	5,000	5,636
	Morgan Stanley 2.50% 2021	3,000	3,019
	Morgan Stanley 3.70% 2024	2,410	2,684
	Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[9]	300	323
	Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[9]	18,706	18,853
	Morgan Stanley 3.125% 2026	325	364
	Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[9]	6,000	6,518
	Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[9]	3,000	3,020
	Navient Corp. 6.50% 2022	3,675	3,898
	Navient Corp. 5.50% 2023	10,165	10,654
	Navient Corp. 7.25% 2023	725	796
	Navient Corp. 5.875% 2024	1,005	1,070
	Navient Corp. 6.125% 2024	8,030	8,597
	New York Life Global Funding 1.70% 2021[8]	1,125	1,136
	New York Life Global Funding 2.30% 2022[8]	250	257
	New York Life Global Funding 0.95% 2025[8]	8,537	8,658
	New York Life Global Funding 2.35% 2026[8]	890	951
	New York Life Global Funding 1.20% 2030[8]	3,528	3,424
	New York Life Insurance Company 3.75% 2050[8]	527	631
	Owl Rock Capital Corp. 4.625% 2024[8]	2,305	2,363
	Owl Rock Capital Corp. 3.75% 2025	2,874	2,985
	Owl Rock Capital Corp. 4.00% 2025	102	107
	Owl Rock Capital Corp. 3.375% 2026	1,290	1,308
	PNC Bank 2.55% 2021	4,000	4,079
	PNC Financial Services Group, Inc. 2.854% 2022[9]	1,445	1,513
	PNC Financial Services Group, Inc. 3.50% 2024	3,850	4,198
	PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,217
	PNC Financial Services Group, Inc. 2.55% 2030	2,000	2,192
	Power Financial Corp Ltd. 5.25% 2028	383	442
	Power Financial Corp Ltd. 6.15% 2028	350	427
	Power Financial Corp Ltd. 4.50% 2029	554	611
	Power Financial Corp Ltd. 3.95% 2030	1,213	1,298
	Progressive Corp. 3.20% 2030	1,380	1,592
	Prudential Financial, Inc. 3.878% 2028	500	588
	Prudential Financial, Inc. 4.35% 2050	7,000	9,196
	Quicken Loans, LLC 3.625% 2029[8]	1,505	1,538
	Rabobank Nederland 2.75% 2022	2,250	2,307
	Rabobank Nederland 4.375% 2025	4,500	5,138
	Royal Bank of Canada 3.20% 2021	12,000	12,115
	Royal Bank of Canada 1.15% 2025	11,711	11,972
	Skandinaviska Enskilda Banken AB 1.875% 2021	1,675	1,694
	Skandinaviska Enskilda Banken AB 2.625% 2021	250	251
	Skandinaviska Enskilda Banken AB 2.80% 2022	700	721
	Springleaf Finance Corp. 6.125% 2024	5,825	6,371
	Starwood Property Trust, Inc. 5.00% 2021	6,625	6,753
	Starwood Property Trust, Inc. 5.50% 2023[8]	1,160	1,214
	Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[8,9]	2,800	3,271
	Toronto-Dominion Bank 2.65% 2024	625	670
	Toronto-Dominion Bank 0.75% 2025	5,375	5,398
	Toronto-Dominion Bank 1.15% 2025	12,000	12,259
	Travelers Companies, Inc. 4.00% 2047	860	1,116
	Travelers Companies, Inc. 4.10% 2049	910	1,199
	Travelers Companies, Inc. 2.55% 2050	172	181
	Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 8.00%) 1.06% 2025 (72.22% PIK)[10,11,12]	1,460	1,445

120	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[10,12]	$1,795	$1,244
	U.S. Bancorp 2.625% 2022	1,805	1,847
	U.S. Bancorp 2.40% 2024	2,000	2,133
	U.S. Bancorp 3.70% 2024	5,000	5,486
	U.S. Bancorp 2.375% 2026	4,000	4,339
	UBS Group AG 4.125% 2025[8]	2,750	3,152
	UBS Group AG 1.364% 2027 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.08% on 1/30/2026)[8,9]	2,925	2,959
	UniCredit SpA 3.75% 2022[8]	5,725	5,934
	UniCredit SpA 6.572% 2022[8]	475	501
	UniCredit SpA 4.625% 2027[8]	625	712
	UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[8,9]	1,200	1,353
	Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[9]	8,000	8,416
	Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[9]	1,988	2,205
	Wells Fargo & Company 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/22/2027)[9]	217	246
	Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[9]	2,904	3,169
	Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[9]	12,846	13,604
	Wells Fargo & Company 3.068% 2041 (USD-SOFR + 2.53% on 4/30/2040)[9]	3,076	3,351
	Westpac Banking Corp. 2.75% 2023	1,750	1,840
	Westpac Banking Corp. 2.894% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)[9]	8,500	8,914
	Westpac Banking Corp. 2.668% 2035 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.75% on 11/15/2030)[9]	3,325	3,429
	Westpac Banking Corp. 2.963% 2040	1,500	1,597

			674,041

Utilities 1.54%	AEP Transmission Co. LLC 3.75% 2047	2,390	2,915
	AEP Transmission Co. LLC 4.25% 2048	1,524	2,015
	AEP Transmission Co. LLC 3.65% 2050	550	669
	Ameren Corp. 2.50% 2024	969	1,034
	Ameren Corp. 3.50% 2031	4,829	5,560
	Ameren Corp. 4.50% 2049	425	579
	American Electric Power Company, Inc. 2.95% 2022	3,020	3,155
	American Electric Power Company, Inc. 1.00% 2025	625	633
	American Electric Power Company, Inc. 2.30% 2030	4,500	4,706
	CenterPoint Energy, Inc. 2.50% 2022	900	931
	CenterPoint Energy, Inc. 3.85% 2024	3,275	3,585
	CenterPoint Energy, Inc. 2.95% 2030	1,350	1,471
	CenterPoint Energy, Inc. 3.70% 2049	2,775	3,202
	CenterPoint Energy, Inc. 2.90% 2050	350	380
	CMS Energy Corp. 3.00% 2026	1,004	1,108
	CMS Energy Corp. 3.45% 2027	1,850	2,093
	Comisión Federal de Electricidad 4.75% 2027[8]	645	734
	Commonwealth Edison Co. 4.35% 2045	1,585	2,070
	Commonwealth Edison Co. 4.00% 2048	2,600	3,293
	Connecticut Light and Power Co. 0.75% 2025	825	835
	Connecticut Light and Power Co. 3.20% 2027	1,525	1,713
	Consolidated Edison Co. of New York, Inc. 4.50% 2058	6,100	8,064
	Consumers Energy Co. 3.25% 2046	507	580
	Consumers Energy Co. 4.05% 2048	3,017	3,954
	Consumers Energy Co. 3.10% 2050	1,730	2,004
	Consumers Energy Co. 3.75% 2050	1,193	1,500
	Dominion Resources, Inc. 2.00% 2021	665	671
	Dominion Resources, Inc. 2.75% 2022	800	818
	Dominion Resources, Inc. 3.30% 2025	1,164	1,283
	Dominion Resources, Inc. 2.85% 2026	750	827
	Dominion Resources, Inc., junior subordinated, 3.071% 2024[9]	1,775	1,917
	DPL Inc. 4.125% 2025[8]	1,160	1,254

American Funds Insurance Series	121

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	DTE Energy Co. 3.95% 2049	$ 1,800	$2,337
	Duke Energy Carolinas, LLC 3.95% 2028	1,250	1,491
	Duke Energy Corp. 0.90% 2025	800	802
	Duke Energy Florida, LLC 3.20% 2027	1,445	1,615
	Duke Energy Florida, LLC 1.75% 2030	5,000	5,116
	Duke Energy Indiana, Inc. 3.25% 2049	1,225	1,387
	Duke Energy Ohio, Inc. 2.125% 2030	850	891
	Duke Energy Progress Inc. 3.70% 2046	750	907
	Duke Energy Progress, LLC 2.50% 2050	1,459	1,471
	Edison International 3.55% 2024	4,763	5,133
	Edison International 4.95% 2025	250	286
	Edison International 5.75% 2027	5,436	6,512
	Edison International 4.125% 2028	5,904	6,584
	EDP Finance BV 3.625% 2024[8]	4,100	4,478
	Electricité de France SA 4.75% 2035[8]	1,250	1,558
	Electricité de France SA 4.875% 2038[8]	2,750	3,434
	Electricité de France SA 5.60% 2040	525	705
	Emera US Finance LP 3.55% 2026	320	360
	Enersis Américas SA 4.00% 2026	245	275
	Entergy Corp. 2.95% 2026	872	962
	Entergy Corp. 3.12% 2027	3,000	3,346
	Entergy Corp. 1.60% 2030	875	885
	Entergy Corp. 2.80% 2030	4,700	5,081
	Entergy Corp. 3.75% 2050	850	987
	Entergy Louisiana, LLC 4.20% 2048	4,200	5,475
	Entergy Texas, Inc. 1.75% 2031	5,575	5,597
	Evergy Metro, Inc. 2.25% 2030	1,320	1,399
	Eversource Energy 3.80% 2023	2,730	2,991
	Exelon Corp. 3.40% 2026	100	113
	Exelon Corp. 4.70% 2050	500	666
	Exelon Corp., junior subordinated, 3.497% 2022[9]	1,075	1,118
	FirstEnergy Corp. 1.60% 2026	4,160	4,070
	FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[9]	6,708	7,400
	FirstEnergy Corp. 2.25% 2030	25,443	24,629
	FirstEnergy Corp. 2.65% 2030	11,581	11,630
	FirstEnergy Corp. 3.40% 2050	9,400	9,037
	Florida Power & Light Co. 3.15% 2049	1,975	2,276
	Gulf Power Co. 3.30% 2027	4,500	5,075
	Interstate Power and Light Co. 2.30% 2030	825	874
	Jersey Central Power & Light Co. 4.30% 2026[8]	1,790	2,004
	MidAmerican Energy Holdings Co. 3.10% 2027	2,000	2,244
	Mississippi Power Co. 3.95% 2028	2,814	3,283
	National Grid PLC 3.15% 2027[8]	275	306
	NextEra Energy Capital Holdings, Inc. 2.75% 2029	641	699
	Northern States Power Co. 4.125% 2044	6,000	7,781
	Northern States Power Co. 2.60% 2051	147	156
	Oncor Electric Delivery Company LLC 2.75% 2024	1,525	1,636
	Oncor Electric Delivery Company LLC 0.55% 2025[8]	1,625	1,624
	Pacific Gas and Electric Co. 1.75% 2022	1,575	1,580
	Pacific Gas and Electric Co. 4.25% 2023	3,445	3,701
	Pacific Gas and Electric Co. 3.40% 2024	1,385	1,476
	Pacific Gas and Electric Co. 2.95% 2026	7,825	8,282
	Pacific Gas and Electric Co. 3.15% 2026	6,925	7,385
	Pacific Gas and Electric Co. 2.10% 2027	14,885	15,127
	Pacific Gas and Electric Co. 3.30% 2027	5,118	5,484
	Pacific Gas and Electric Co. 3.30% 2027	4,775	5,104
	Pacific Gas and Electric Co. 3.75% 2028	500	547
	Pacific Gas and Electric Co. 4.65% 2028	5,449	6,229
	Pacific Gas and Electric Co. 2.50% 2031	21,246	21,300
	Pacific Gas and Electric Co. 3.30% 2040	375	375
	Pacific Gas and Electric Co. 3.75% 2042	1,505	1,517

122	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Pacific Gas and Electric Co. 3.50% 2050	$5,012	$4,993
	PacifiCorp., First Mortgage Bonds, 3.60% 2024	5,695	6,210
	PacifiCorp., First Mortgage Bonds, 4.125% 2049	5,500	7,072
	Peco Energy Co. 2.80% 2050	975	1,038
	PG&E Corp. 5.00% 2028	3,850	4,105
	Public Service Company of Colorado 2.25% 2022	2,000	2,048
	Public Service Company of Colorado 1.90% 2031	2,500	2,612
	Public Service Company of Colorado 3.80% 2047	1,720	2,132
	Public Service Electric and Gas Co. 3.65% 2028	1,700	1,975
	Public Service Electric and Gas Co. 3.20% 2029	2,333	2,663
	Public Service Electric and Gas Co. 2.45% 2030	679	738
	Public Service Electric and Gas Co. 3.60% 2047	548	661
	Public Service Electric and Gas Co. 2.05% 2050	1,840	1,731
	Public Service Electric and Gas Co. 3.15% 2050	4,150	4,740
	Public Service Enterprise Group Inc. 2.65% 2022	1,900	1,981
	Public Service Enterprise Group Inc. 2.25% 2026	345	373
	Public Service Enterprise Group Inc. 1.60% 2030	4,375	4,320
	Puget Energy, Inc. 6.00% 2021	1,823	1,887
	Puget Energy, Inc. 5.625% 2022	1,965	2,081
	Puget Sound Energy, Inc. 3.25% 2049	3,000	3,339
	San Diego Gas & Electric Co. 1.70% 2030	851	861
	San Diego Gas & Electric Co. 6.125% 2037	1,450	1,998
	San Diego Gas & Electric Co. 4.50% 2040	750	956
	San Diego Gas & Electric Co. 3.75% 2047	331	388
	San Diego Gas & Electric Co. 4.10% 2049	1,607	2,008
	San Diego Gas & Electric Co. 3.32% 2050	500	570
	Southern California Edison Co. 2.90% 2021	8,000	8,033
	Southern California Edison Co. 3.70% 2025	611	686
	Southern California Edison Co. 3.65% 2028	821	922
	Southern California Edison Co. 2.85% 2029	5,450	5,949
	Southern California Edison Co. 2.25% 2030	7,642	7,965
	Southern California Edison Co. 6.00% 2034	2,500	3,482
	Southern California Edison Co. 5.35% 2035	3,000	4,075
	Southern California Edison Co. 5.75% 2035	675	933
	Southern California Edison Co. 4.00% 2047	1,406	1,652
	Southern California Edison Co. 4.125% 2048	2,902	3,468
	Southern California Edison Co. 4.875% 2049	3,745	4,946
	Southern California Edison Co. 3.65% 2050	1,030	1,171
	Southern California Edison Co., Series C, 3.60% 2045	3,840	4,261
	Southern California Gas Company 2.55% 2030	4,650	5,047
	Talen Energy Corp. 10.50% 2026[8]	885	789
	Talen Energy Corp. 7.25% 2027[8]	4,130	4,405
	Talen Energy Supply, LLC 7.625% 2028[8]	1,575	1,700
	Union Electric Co. 2.625% 2051	5,625	5,896
	Virginia Electric and Power Co. 3.80% 2028	2,000	2,343
	Virginia Electric and Power Co. 4.00% 2043	969	1,220
	Virginia Electric and Power Co. 4.60% 2048	2,650	3,723
	Virginia Electric and Power Co. 2.45% 2050	1,825	1,835
	Xcel Energy Inc. 3.35% 2026	5,000	5,646
	Xcel Energy Inc. 2.60% 2029	4,758	5,155
	Xcel Energy Inc. 3.40% 2030	1,000	1,151
	Xcel Energy Inc. 6.50% 2036	2,000	3,011
	Xcel Energy Inc. 3.50% 2049	1,276	1,496

			456,786

Energy 1.53%	American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[8,13]	2,935	22
	Antero Resources Corp. 7.875% 2026[8]	207	214
	Apache Corp. 4.875% 2027	2,150	2,282
	Apache Corp. 4.375% 2028	2,580	2,690

American Funds Insurance Series	123

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Baker Hughes, a GE Co. 4.486% 2030	$ 1,596	$1,919
	Baker Hughes, a GE Co. 4.08% 2047	571	645
	BP Capital Markets America Inc. 1.749% 2030	2,024	2,032
	BP Capital Markets America Inc. 3.633% 2030	1,190	1,385
	BP Capital Markets America Inc. 2.772% 2050	7,552	7,472
	BP Capital Markets America Inc. 2.939% 2051	1,260	1,287
	Canadian Natural Resources Ltd. 2.95% 2023	1,935	2,024
	Canadian Natural Resources Ltd. 2.05% 2025	5,814	6,104
	Canadian Natural Resources Ltd. 3.85% 2027	4,448	4,996
	Canadian Natural Resources Ltd. 2.95% 2030	10,682	11,439
	Canadian Natural Resources Ltd. 4.95% 2047	1,559	1,980
	Cenovus Energy Inc. 3.80% 2023	3,970	4,125
	Cenovus Energy Inc. 4.25% 2027	5,690	6,216
	Cenovus Energy Inc. 6.75% 2039	400	529
	Cheniere Energy Partners, LP 5.625% 2026	2,475	2,584
	Cheniere Energy, Inc. 4.625% 2028[8]	4,595	4,831
	Cheniere Energy, Inc. 3.70% 2029	5,977	6,663
	Chesapeake Energy Corp. 4.875% 2022[13]	7,225	361
	Chesapeake Energy Corp. 11.50% 2025[8,13]	5,122	904
	Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[10,12,13]	6,132	5,028
	Chevron Corp. 1.995% 2027	2,631	2,791
	Chevron Corp. 2.236% 2030	1,862	1,994
	Chevron Corp. 2.978% 2040	268	297
	Chevron Corp. 3.078% 2050	301	335
	Chevron USA Inc. 0.687% 2025	3,135	3,154
	Chevron USA Inc. 1.018% 2027	7,311	7,309
	CNX Resources Corp. 7.25% 2027[8]	1,725	1,848
	CNX Resources Corp. 6.00% 2029[8]	425	436
	Comstock Resources, Inc. 9.75% 2026	1,266	1,360
	Concho Resources Inc. 4.30% 2028	9,615	11,370
	Concho Resources Inc. 2.40% 2031	963	1,010
	Concho Resources Inc. 4.85% 2048	750	1,010
	Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[8,11]	1,084	309
	Continental Resources Inc. 5.75% 2031[8]	1,430	1,590
	DCP Midstream Operating LP 4.95% 2022	3,145	3,250
	Diamond Offshore Drilling, Inc. 4.875% 2043[13]	5,610	711
	Enbridge Energy Partners, LP 5.875% 2025	3,200	3,915
	Enbridge Energy Partners, LP 7.375% 2045	544	831
	Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,841
	Enbridge Inc. 4.00% 2023	1,678	1,827
	Enbridge Inc. 2.50% 2025	1,700	1,822
	Enbridge Inc. 3.70% 2027	162	185
	Energy Transfer Operating, LP 2.90% 2025	1,601	1,695
	Energy Transfer Operating, LP 3.75% 2030	1,361	1,469
	Energy Transfer Operating, LP 5.00% 2050	23,216	25,161
	Energy Transfer Partners, LP 4.50% 2024	1,210	1,325
	Energy Transfer Partners, LP 4.75% 2026	2,494	2,823
	Energy Transfer Partners, LP 5.25% 2029	5,757	6,723
	Energy Transfer Partners, LP 6.00% 2048	774	921
	Energy Transfer Partners, LP 6.25% 2049	6,257	7,569
	Enterprise Products Operating LLC 2.80% 2030	942	1,022
	Enterprise Products Operating LLC 4.90% 2046	500	637
	Enterprise Products Operating LLC 3.20% 2052	1,954	1,993
	EQM Midstream Partners, LP 4.125% 2026	686	692
	EQM Midstream Partners, LP 6.50% 2027[8]	2,690	3,033
	EQM Midstream Partners, LP 5.50% 2028	2,588	2,834
	EQT Corp. 7.875% 2025	1,295	1,477
	EQT Corp. 3.90% 2027	450	448
	EQT Corp. 5.00% 2029	340	359
	EQT Corp. 8.75% 2030	1,110	1,358

124	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Equinor ASA 1.75% 2026	$ 4,064	$4,270
	Equinor ASA 3.625% 2028	3,685	4,295
	Equinor ASA 3.25% 2049	5,320	5,912
	Extraction Oil & Gas, Inc. 5.625% 2026[8,13]	4,125	757
	Exxon Mobil Corp. 2.222% 2021	3,070	3,074
	Exxon Mobil Corp. 2.019% 2024	643	677
	Exxon Mobil Corp. 2.992% 2025	2,000	2,190
	Exxon Mobil Corp. 2.44% 2029	1,963	2,133
	Exxon Mobil Corp. 3.452% 2051	596	681
	Genesis Energy, LP 5.625% 2024	575	560
	Genesis Energy, LP 6.50% 2025	3,572	3,480
	Genesis Energy, LP 8.00% 2027	595	594
	Halliburton Company 3.80% 2025	16	18
	Harvest Midstream I, LP 7.50% 2028[8]	850	906
	Hess Midstream Partners LP 5.125% 2028[8]	2,155	2,255
	Hilcorp Energy I, LP 5.75% 2025[8]	2,575	2,613
	Kinder Morgan, Inc. 4.30% 2028	4,359	5,116
	Kinder Morgan, Inc. 2.00% 2031	3,000	3,034
	Kinder Morgan, Inc. 3.25% 2050	1,338	1,347
	Marathon Oil Corp. 4.40% 2027	1,005	1,117
	MPLX LP 1.75% 2026	1,756	1,818
	MPLX LP 4.125% 2027	500	577
	MPLX LP 4.80% 2029	1,724	2,084
	MPLX LP 2.65% 2030	8,266	8,672
	MPLX LP 4.50% 2038	750	858
	MPLX LP 4.70% 2048	2,500	2,970
	MPLX LP 5.50% 2049	6,393	8,419
	New Fortress Energy Inc. 6.75% 2025[8]	17	18
	NGL Energy Partners LP 7.50% 2023	1,610	1,143
	NGL Energy Partners LP 6.125% 2025	8,322	5,295
	Occidental Petroleum Corp. 4.85% 2021	2,751	2,763
	Occidental Petroleum Corp. 2.90% 2024	2,698	2,601
	Occidental Petroleum Corp. 5.50% 2025	1,640	1,713
	Occidental Petroleum Corp. 6.375% 2028	1,855	1,965
	ONEOK, Inc. 2.20% 2025	527	550
	ONEOK, Inc. 5.85% 2026	16,837	20,185
	ONEOK, Inc. 3.10% 2030	2,141	2,283
	ONEOK, Inc. 6.35% 2031	1,601	2,056
	ONEOK, Inc. 5.20% 2048	298	348
	ONEOK, Inc. 4.50% 2050	873	918
	ONEOK, Inc. 7.15% 2051	812	1,125
	Ovintiv Inc. 6.50% 2034	1,825	2,114
	Parsley Energy, Inc. 5.25% 2025[8]	403	421
	Peabody Energy Corp. 6.00% 2022[8]	2,750	2,013
	Petrobras Global Finance Co. 6.75% 2050	2,240	2,786
	Petróleos Mexicanos 6.875% 2025[8]	5,700	6,255
	Petróleos Mexicanos 5.35% 2028	1,870	1,848
	Phillips 66 3.90% 2028	2,107	2,432
	Phillips 66 2.15% 2030	1,541	1,567
	Phillips 66 Partners LP 3.55% 2026	160	175
	Phillips 66 Partners LP 4.68% 2045	400	434
	Phillips 66 Partners LP 4.90% 2046	275	308
	Pioneer Natural Resources Company 1.90% 2030	2,564	2,542
	Plains All American Pipeline, LP 3.80% 2030	830	893
	Rattler Midstream Partners LP 5.625% 2025[8]	355	376
	Rockies Express Pipeline LLC 4.95% 2029[8]	2,689	2,802
	Sabine Pass Liquefaction, LLC 5.875% 2026	923	1,117
	Sabine Pass Liquefaction, LLC 4.20% 2028	1,307	1,501
	Sabine Pass Liquefaction, LLC 4.50% 2030[8]	11,548	13,696
	Saudi Arabian Oil Co. 1.25% 2023[8]	250	253
	Saudi Arabian Oil Co. 1.625% 2025[8]	1,160	1,189

American Funds Insurance Series	125

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Saudi Arabian Oil Co. 2.25% 2030[8]	$ 1,800	$1,834
	Schlumberger BV 3.75% 2024[8]	495	540
	Schlumberger BV 4.00% 2025[8]	70	80
	Shell International Finance BV 3.875% 2028	2,787	3,302
	Shell International Finance BV 2.75% 2030	5,000	5,520
	Shell International Finance BV 3.25% 2050	907	1,029
	Southwestern Energy Co. 6.45% 2025[9]	1,760	1,829
	Southwestern Energy Co. 7.50% 2026	335	352
	Southwestern Energy Co. 8.375% 2028	395	429
	Statoil ASA 2.75% 2021	1,925	1,964
	Statoil ASA 3.25% 2024	2,850	3,143
	Statoil ASA 4.25% 2041	2,000	2,515
	Suncor Energy Inc. 3.10% 2025	3,687	4,042
	Sunoco Logistics Operating Partners, LP 5.40% 2047	650	733
	Tallgrass Energy Partners, LP 7.50% 2025[8]	550	595
	Targa Resources Partners LP 5.875% 2026	1,350	1,434
	Targa Resources Partners LP 5.50% 2030	2,260	2,456
	Targa Resources Partners LP 4.875% 2031[8]	1,065	1,157
	Teekay Corp. 9.25% 2022[8]	4,825	4,934
	Teekay Offshore Partners LP 8.50% 2023[8]	3,550	3,026
	Total Capital International 3.127% 2050	808	877
	Total SE 2.986% 2041	11,607	12,705
	TransCanada PipeLines Ltd. 4.25% 2028	1,090	1,288
	TransCanada PipeLines Ltd. 4.10% 2030	7,951	9,400
	TransCanada PipeLines Ltd. 4.75% 2038	3,000	3,754
	TransCanada PipeLines Ltd. 4.875% 2048	700	905
	Valero Energy Corp. 4.00% 2029	4,000	4,501
	Vine Oil & Gas LP 8.75% 2023[8]	2,500	2,000
	Weatherford International PLC 8.75% 2024[8]	3,571	3,584
	Weatherford International PLC 11.00% 2024[8]	9,918	7,761
	Western Gas Partners LP 4.50% 2028	4,450	4,628
	Williams Companies, Inc. 3.50% 2030	10,474	11,871
	Williams Partners LP 4.30% 2024	85	94
	Woodside Finance Ltd. 4.60% 2021[8]	1,965	1,973

			453,833

Health care 1.51%	Abbott Laboratories 3.40% 2023	185	201
	Abbott Laboratories 3.75% 2026	5,012	5,874
	Abbott Laboratories 4.75% 2036	460	634
	Abbott Laboratories 4.90% 2046	500	740
	AbbVie Inc. 2.60% 2024	3,000	3,218
	AbbVie Inc. 3.60% 2025	10,000	11,150
	AbbVie Inc. 3.80% 2025	206	230
	AbbVie Inc. 2.95% 2026	1,445	1,600
	Amgen Inc. 2.20% 2027	2,429	2,605
	Anthem, Inc. 2.375% 2025	818	875
	AstraZeneca PLC 2.375% 2022	4,072	4,186
	AstraZeneca PLC 3.375% 2025	13,790	15,515
	AstraZeneca PLC 0.70% 2026	8,935	8,892
	AstraZeneca PLC 1.375% 2030	2,000	1,981
	Bausch Health Companies Inc. 5.00% 2028[8]	1,735	1,790
	Bausch Health Companies Inc. 5.25% 2031[8]	1,610	1,685
	Bayer US Finance II LLC 3.875% 2023[8]	1,685	1,837
	Bayer US Finance II LLC 4.25% 2025[8]	425	486
	Bayer US Finance II LLC 4.375% 2028[8]	312	367
	Bayer US Finance II LLC 4.20% 2034[8]	460	510
	Becton, Dickinson and Company 2.894% 2022	9,020	9,325
	Becton, Dickinson and Company 3.363% 2024	647	703
	Becton, Dickinson and Company 3.70% 2027	19,246	22,091

126	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Becton, Dickinson and Company 2.823% 2030	$ 1,271	$1,398
	Boston Scientific Corp. 3.45% 2024	3,100	3,361
	Boston Scientific Corp. 1.90% 2025	5,856	6,154
	Boston Scientific Corp. 3.85% 2025	2,289	2,584
	Boston Scientific Corp. 3.75% 2026	2,595	2,946
	Boston Scientific Corp. 4.00% 2029	1,550	1,827
	Boston Scientific Corp. 2.65% 2030	4,030	4,328
	Boston Scientific Corp. 4.70% 2049	515	707
	Centene Corp. 4.75% 2025	4,000	4,110
	Centene Corp. 4.25% 2027	565	600
	Centene Corp. 4.625% 2029	9,665	10,743
	Centene Corp. 3.00% 2030	6,895	7,317
	Centene Corp. 3.375% 2030	3,397	3,579
	Cigna Corp. 3.40% 2021	1,350	1,379
	Cigna Corp. 3.75% 2023	1,836	1,985
	Cigna Corp. 4.125% 2025	2,000	2,304
	Cigna Corp. 4.80% 2038	3,880	5,058
	CVS Health Corp. 3.35% 2021	194	195
	CVS Health Corp. 3.70% 2023	69	74
	CVS Health Corp. 1.30% 2027	3,760	3,778
	CVS Health Corp. 4.30% 2028	588	700
	CVS Health Corp. 1.75% 2030	4,000	4,025
	CVS Health Corp. 1.875% 2031	4,000	4,050
	Eli Lilly and Co. 3.375% 2029	3,330	3,867
	Encompass Health Corp. 4.50% 2028	1,449	1,517
	Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[8]	4,517	5,051
	Endo International PLC 5.75% 2022[8]	7,340	7,129
	GlaxoSmithKline PLC 3.625% 2025	4,585	5,154
	HCA Inc. 5.875% 2023	2,125	2,338
	HCA Inc. 5.375% 2025	515	580
	HCA Inc. 4.125% 2029	2,250	2,612
	HCA Inc. 3.50% 2030	2,125	2,259
	HealthSouth Corp. 5.75% 2025	2,685	2,779
	LifePoint Health, Inc. 5.375% 2029[8]	1,680	1,681
	Mallinckrodt PLC 10.00% 2025[8]	7,120	7,743
	Medtronic, Inc. 3.50% 2025	701	787
	Molina Healthcare, Inc. 5.375% 2022	6,985	7,408
	Molina Healthcare, Inc. 3.875% 2030[8]	720	774
	Novartis Capital Corp. 1.75% 2025	4,731	4,965
	Novartis Capital Corp. 2.00% 2027	4,336	4,630
	Novartis Capital Corp. 2.20% 2030	2,385	2,562
	Owens & Minor, Inc. 4.375% 2024	5,615	5,773
	Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[10,12]	1,867	1,865
	Par Pharmaceutical Inc. 7.50% 2027[8]	7,028	7,635
	Partners HealthCare System, Inc. 3.192% 2049	1,920	2,124
	Pfizer Inc. 2.95% 2024	3,825	4,128
	Pfizer Inc. 3.45% 2029	8,000	9,352
	Regeneron Pharmaceuticals, Inc. 1.75% 2030	5,529	5,451
	Regeneron Pharmaceuticals, Inc. 2.80% 2050	6,055	5,891
	Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[1,5,10,11,12]	4,079	4,079
	Shire PLC 2.40% 2021	1,227	1,243
	Shire PLC 2.875% 2023	3,413	3,621
	Shire PLC 3.20% 2026	14,821	16,589
	Takeda Pharmaceutical Company, Ltd. 2.05% 2030	3,408	3,489
	Team Health Holdings, Inc. 6.375% 2025[8]	8,415	7,279
	Team Health Holdings, Inc., Term Loan B, 3.75% 2024[10,12]	2,177	1,962
	Tenet Healthcare Corp. 4.625% 2024	1,953	2,004
	Tenet Healthcare Corp. 4.875% 2026[8]	16,225	16,993
	Teva Pharmaceutical Finance Co. BV 2.80% 2023	12,560	12,457
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	12,016	12,765

American Funds Insurance Series	127

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Teva Pharmaceutical Finance Co. BV 7.125% 2025	$ 1,935	$2,143
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	28,373	27,327
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	3,550	3,168
	Thermo Fisher Scientific Inc. 4.497% 2030	883	1,104
	UnitedHealth Group Inc. 2.375% 2024	590	629
	UnitedHealth Group Inc. 3.50% 2024	4,500	4,925
	UnitedHealth Group Inc. 3.375% 2027	245	280
	UnitedHealth Group Inc. 3.875% 2028	2,500	3,001
	UnitedHealth Group Inc. 2.875% 2029	1,050	1,194
	UnitedHealth Group Inc. 4.45% 2048	5,315	7,337
	Upjohn Inc. 2.30% 2027[8]	2,447	2,608
	Upjohn Inc. 2.70% 2030[8]	5,692	6,042
	Upjohn Inc. 3.85% 2040[8]	3,531	3,985
	Upjohn Inc. 4.00% 2050[8]	2,907	3,331
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[8]	14,550	15,011
	Zimmer Holdings, Inc. 3.15% 2022	7,070	7,273

			447,591

Communication services 1.37%	Alphabet Inc. 1.998% 2026	3,000	3,218
	Alphabet Inc. 1.10% 2030	10,770	10,620
	Alphabet Inc. 1.90% 2040	2,190	2,150
	Alphabet Inc. 2.05% 2050	440	420
	Alphabet Inc. 2.25% 2060	4,085	3,955
	AT&T Inc. 1.65% 2028	10,775	11,003
	AT&T Inc. 2.75% 2031	9,742	10,417
	AT&T Inc. 2.25% 2032	7,525	7,644
	AT&T Inc. 2.55% 2033[8]	348	359
	AT&T Inc. 3.50% 2053[8]	6,966	6,966
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	500	581
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[8]	5,050	5,217
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.05% 2029	1,150	1,399
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[8]	3,500	3,719
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[8]	2,500	2,701
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	10,842	11,468
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[8]	2,975	3,139
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.30% 2032	2,500	2,504
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[8]	2,710	2,897
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	570	696
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.80% 2050	800	956
	CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051	3,770	3,922
	CenturyLink, Inc. 6.75% 2023	2,500	2,789
	CenturyLink, Inc. 7.50% 2024	1,500	1,701
	CenturyLink, Inc. 5.125% 2026[8]	2,050	2,168
	CenturyLink, Inc. 4.00% 2027[8]	700	724
	Comcast Corp. 3.00% 2024	500	538
	Comcast Corp. 3.70% 2024	2,245	2,471
	Comcast Corp. 3.95% 2025	1,470	1,690
	Comcast Corp. 2.35% 2027	4,000	4,307
	Comcast Corp. 4.15% 2028	2,608	3,140
	Comcast Corp. 1.50% 2031	4,000	3,976
	Comcast Corp. 1.95% 2031	9,236	9,506
	Comcast Corp. 3.20% 2036	750	853
	Comcast Corp. 3.90% 2038	1,000	1,224
	Comcast Corp. 4.60% 2038	2,000	2,635
	Comcast Corp. 3.75% 2040	594	716
	Comcast Corp. 4.00% 2048	250	315
	Comcast Corp. 2.80% 2051	1,791	1,866
	Comcast Corp. 2.45% 2052	2,000	1,948
	Deutsche Telekom International Finance BV 9.25% 2032	3,570	6,016

128	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	Discovery Communications, Inc. 3.625% 2030	$ 5,512	$6,318
	Discovery Communications, Inc. 4.65% 2050	920	1,152
	Embarq Corp. 7.995% 2036	3,075	3,799
	Fox Corp. 4.03% 2024	1,120	1,234
	France Télécom 4.125% 2021	2,500	2,563
	Frontier Communications Corp. 5.875% 2027[8]	2,225	2,410
	Frontier Communications Corp. 5.00% 2028[8]	2,175	2,272
	Frontier Communications Corp. 6.75% 2029[8]	775	831
	Gogo Inc. 9.875% 2024[8]	20,346	21,823
	iHeartCommunications, Inc. 5.25% 2027[8]	2,493	2,616
	Intelsat Jackson Holding Co. 8.00% 2024[8]	7,275	7,460
	Intelsat Jackson Holding Co. 8.50% 2024[8,13]	7,650	5,488
	Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2021[10,12]	2,072	2,122
	Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[10]	1,400	1,428
	Liberty Global PLC 5.50% 2028[8]	2,075	2,193
	Ligado Networks LLC 15.50% 2023[8,11]	4,325	4,217
	Live Nation Entertainment, Inc. 3.75% 2028[8]	575	582
	MDC Partners Inc. 6.50% 2024[8]	3,225	3,274
	NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[8]	4,630	4,728
	Nexstar Broadcasting, Inc. 4.75% 2028[8]	1,350	1,415
	Scripps Escrow II, Inc. 3.875% 2029[8]	450	470
	Sinclair Television Group, Inc. 4.125% 2030[8]	1,175	1,206
	Sirius XM Radio Inc. 3.875% 2022[8]	3,450	3,506
	Sirius XM Radio Inc. 4.625% 2024[8]	3,345	3,470
	Sprint Corp. 7.625% 2026	4,125	5,126
	Sprint Corp. 6.875% 2028	6,900	9,110
	TEGNA Inc. 4.75% 2026[8]	2,350	2,512
	TEGNA Inc. 4.625% 2028[8]	425	435
	T-Mobile US, Inc. 1.50% 2026[8]	3,000	3,077
	T-Mobile US, Inc. 2.05% 2028[8]	10,100	10,518
	T-Mobile US, Inc. 3.875% 2030[8]	18,459	21,399
	T-Mobile US, Inc. 2.55% 2031[8]	9,149	9,619
	T-Mobile US, Inc. 4.50% 2050[8]	7,638	9,435
	T-Mobile US, Inc. 3.30% 2051[8]	7,565	7,797
	Trilogy International Partners, LLC 8.875% 2022[8]	12,800	12,381
	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC 7.875% 2025[8]	425	457
	Univision Communications Inc. 6.625% 2027[8]	4,800	5,164
	Verizon Communications Inc. 3.00% 2027	2,200	2,439
	Verizon Communications Inc. 4.329% 2028	5,785	6,968
	Verizon Communications Inc. 3.875% 2029	250	295
	Verizon Communications Inc. 4.016% 2029	1,902	2,259
	Verizon Communications Inc. 1.68% 2030[8]	983	980
	Verizon Communications Inc. 1.75% 2031	6,012	5,989
	Verizon Communications Inc. 4.50% 2033	2,000	2,522
	Verizon Communications Inc. 4.272% 2036	582	722
	Verizon Communications Inc. 2.65% 2040	16,740	16,931
	Verizon Communications Inc. 2.875% 2050	5,500	5,547
	Verizon Communications Inc. 3.00% 2060	2,500	2,517
	Virgin Media O2 4.25% 2031[8]	2,075	2,125
	Virgin Media Secured Finance PLC 4.50% 2030[8]	2,590	2,709
	Vodafone Group PLC 3.75% 2024	3,788	4,141
	Vodafone Group PLC 4.125% 2025	2,500	2,860
	Vodafone Group PLC 4.375% 2028	350	419
	Vodafone Group PLC 5.25% 2048	500	696
	Vodafone Group PLC 4.25% 2050	8,000	9,928
	Walt Disney Company 2.65% 2031	2,000	2,193
	Ziggo Bond Co. BV 5.125% 2030[8]	1,775	1,875
	Ziggo Bond Finance BV 5.50% 2027[8]	4,813	5,032

			407,288

American Funds Insurance Series	129

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials 1.01%	Allison Transmission Holdings, Inc. 3.75% 2031[8]	$ 2,175	$2,229
	Associated Materials, LLC 9.00% 2025[8]	3,749	3,983
	Avis Budget Car Rental, LLC 5.75% 2027[8]	2,025	2,072
	Avis Budget Group, Inc. 5.25% 2025[8]	2,275	2,291
	Avis Budget Group, Inc. 10.50% 2025[8]	2,719	3,214
	Avolon Holdings Funding Ltd. 3.625% 2022[8]	1,254	1,281
	Avolon Holdings Funding Ltd. 3.95% 2024[8]	1,587	1,677
	Avolon Holdings Funding Ltd. 4.25% 2026[8]	1,126	1,214
	Avolon Holdings Funding Ltd. 4.375% 2026[8]	1,975	2,141
	Boeing Company 2.70% 2022	4,400	4,524
	Boeing Company 4.875% 2025	5,529	6,306
	Boeing Company 2.75% 2026	18,731	19,706
	Boeing Company 3.10% 2026	1,508	1,615
	Boeing Company 5.04% 2027	3,000	3,511
	Boeing Company 3.25% 2028	13,481	14,460
	Boeing Company 5.15% 2030	2,061	2,498
	Boeing Company 3.625% 2031	4,615	5,064
	Boeing Company 3.60% 2034	7,500	7,933
	Boeing Company 3.50% 2039	250	253
	Boeing Company 3.75% 2050	1,300	1,367
	Boeing Company 5.805% 2050	1,100	1,520
	Bombardier Inc. 8.75% 2021[8]	1,250	1,302
	Bombardier Inc. 7.875% 2027[8]	2,120	1,952
	Burlington Northern Santa Fe, LLC 4.40% 2042	5,000	6,639
	Burlington Northern Santa Fe, LLC 3.05% 2051	4,860	5,519
	Canadian National Railway Company 3.20% 2046	1,320	1,566
	Carrier Global Corp. 2.242% 2025	1,560	1,653
	Carrier Global Corp. 2.493% 2027	762	823
	Carrier Global Corp. 2.722% 2030	687	735
	CSX Corp. 3.80% 2028	4,060	4,737
	CSX Corp. 4.25% 2029	3,062	3,713
	CSX Corp. 4.30% 2048	1,125	1,448
	CSX Corp. 3.35% 2049	563	642
	CSX Corp. 2.50% 2051	5,350	5,314
	Dun & Bradstreet Corp. 6.875% 2026[8]	1,067	1,149
	Fortress Transportation and Infrastructure Investors LLC 6.50% 2025[8]	1,040	1,091
	GE Capital International Funding Co. 4.418% 2035	1,200	1,433
	General Dynamics Corp. 3.375% 2023	1,000	1,070
	General Dynamics Corp. 3.50% 2025	329	368
	General Electric Co. 3.45% 2027	2,150	2,428
	General Electric Co. 3.625% 2030	800	915
	General Electric Co. 4.25% 2040	550	650
	General Electric Co. 4.35% 2050	1,075	1,307
	Honeywell International Inc. 2.15% 2022	4,400	4,519
	Honeywell International Inc. 2.30% 2024	6,925	7,386
	Honeywell International Inc. 1.35% 2025	5,947	6,157
	Honeywell International Inc. 2.70% 2029	4,330	4,849
	Honeywell International Inc. 1.95% 2030	2,000	2,119
	Howmet Aerospace Inc. 6.875% 2025	1,885	2,227
	Icahn Enterprises Finance Corp. 4.75% 2024	3,590	3,735
	L3Harris Technologies, Inc. 1.80% 2031	2,625	2,675
	MasTec, Inc. 4.50% 2028[8]	1,425	1,498
	Meritor, Inc. 4.50% 2028[8]	1,025	1,053
	Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[8]	2,175	2,236
	Norfolk Southern Corp. 3.00% 2022	2,056	2,111
	Norfolk Southern Corp. 3.05% 2050	4,151	4,552
	Northrop Grumman Corp. 2.55% 2022	5,400	5,610
	Northrop Grumman Corp. 2.93% 2025	1,820	1,980
	Northrop Grumman Corp. 3.25% 2028	3,495	3,953
	Otis Worldwide Corp. 2.293% 2027	2,135	2,283
	Otis Worldwide Corp. 2.565% 2030	3,000	3,225

130	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	R.R. Donnelley & Sons Co. 6.50% 2023	$ 2,635	$ 2,724
	Raytheon Technologies Corp. 2.80% 2022	1,500	1,543
	Rolls-Royce PLC 5.75% 2027[8]	765	848
	Siemens AG 2.70% 2022[8]	2,685	2,758
	SkyMiles IP Ltd. 4.75% 2028[8]	3,975	4,342
	The Brink’s Co. 4.625% 2027[8]	2,385	2,497
	TransDigm Inc. 6.50% 2024	33,817	34,480
	TransDigm Inc. 6.25% 2026[8]	451	481
	TransDigm Inc. 5.50% 2027	1,100	1,158
	Triumph Group, Inc. 5.25% 2022	740	707
	Triumph Group, Inc. 6.25% 2024[8]	970	964
	Triumph Group, Inc. 8.875% 2024[8]	970	1,066
	Triumph Group, Inc. 7.75% 2025[8]	875	803
	Union Pacific Corp. 3.15% 2024	1,287	1,394
	Union Pacific Corp. 3.75% 2025	4,643	5,273
	Union Pacific Corp. 2.15% 2027	2,318	2,465
	Union Pacific Corp. 3.95% 2028	1,875	2,228
	Union Pacific Corp. 3.70% 2029	6,500	7,547
	Union Pacific Corp. 2.40% 2030	2,414	2,603
	Union Pacific Corp. 4.30% 2049	2,690	3,511
	Union Pacific Corp. 3.25% 2050	371	423
	Union Pacific Corp. 3.95% 2059	1,365	1,697
	Union Pacific Corp. 3.75% 2070	1,091	1,323
	United Airlines Holdings, Inc. 6.50% 2027[8]	2,200	2,369
	United Rentals, Inc. 3.875% 2031	675	709
	United Technologies Corp. 3.65% 2023	52	56
	United Technologies Corp. 3.95% 2025	5,155	5,914
	United Technologies Corp. 4.125% 2028	1,960	2,337
	Vertical U.S. Newco Inc. 5.25% 2027[8]	2,000	2,124
	Vinci SA 3.75% 2029[8]	2,237	2,626
	Wesco Aircraft Holdings, Inc. 9.00% 2026[8]	1,045	991
	WESCO Distribution, Inc. 7.125% 2025[8]	1,210	1,332
	WESCO Distribution, Inc. 7.25% 2028[8]	1,320	1,503
	XPO Logistics, Inc. 6.25% 2025[8]	660	711

			300,988

Consumer discretionary 0.95%	Adient US LLC 9.00% 2025[8]	521	582
	Amazon.com, Inc. 1.50% 2030	2,000	2,033
	Amazon.com, Inc. 2.50% 2050	920	955
	Amazon.com, Inc. 2.70% 2060	4,485	4,802
	American Honda Finance Corp. 0.875% 2023	13,000	13,162
	American Honda Finance Corp. 1.20% 2025	2,546	2,607
	American Honda Finance Corp. 3.50% 2028	750	865
	Bayerische Motoren Werke AG 2.25% 2023[8]	300	313
	Bayerische Motoren Werke AG 3.45% 2023[8]	1,870	1,994
	Bayerische Motoren Werke AG 3.15% 2024[8]	8,510	9,179
	Caesars Entertainment, Inc. 6.25% 2025[8]	3,315	3,535
	Carnival Corp. 11.50% 2023[8]	5,575	6,455
	Ford Motor Credit Co. 3.20% 2021	2,250	2,255
	Ford Motor Credit Co. 3.087% 2023	405	413
	Ford Motor Credit Co. 3.664% 2024	455	468
	Ford Motor Credit Co. 3.81% 2024	1,070	1,098
	Ford Motor Credit Co. 5.584% 2024	423	457
	Ford Motor Credit Co. 5.125% 2025	12,355	13,449
	Ford Motor Credit Co. 4.542% 2026	2,455	2,624
	Ford Motor Credit Co. 3.815% 2027	250	257
	General Motors Company 4.20% 2027	5,156	5,844
	General Motors Company 5.95% 2049	2,200	2,978
	General Motors Financial Co. 3.45% 2022	2,000	2,054

American Funds Insurance Series	131

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	General Motors Financial Co. 3.55% 2022	$ 1,780	$1,857
	General Motors Financial Co. 5.20% 2023	7,768	8,521
	General Motors Financial Co. 3.50% 2024	4,145	4,483
	General Motors Financial Co. 2.75% 2025	5,000	5,350
	General Motors Financial Co. 4.30% 2025	400	449
	General Motors Financial Co. 4.35% 2027	500	570
	Hanesbrands Inc. 4.625% 2024[8]	860	902
	Hanesbrands Inc. 5.375% 2025[8]	706	748
	Hanesbrands Inc. 4.875% 2026[8]	2,700	2,936
	Hilton Worldwide Holdings Inc. 5.125% 2026	2,675	2,769
	Hilton Worldwide Holdings Inc. 4.00% 2031[8]	1,035	1,094
	Home Depot, Inc. 3.90% 2028	825	993
	Home Depot, Inc. 2.95% 2029	9,301	10,575
	Home Depot, Inc. 2.70% 2030	2,180	2,434
	Home Depot, Inc. 4.25% 2046	3,500	4,643
	Home Depot, Inc. 4.50% 2048	428	601
	Home Depot, Inc. 3.35% 2050	3,060	3,642
	Hyundai Capital America 3.25% 2022[8]	480	500
	Hyundai Capital America 1.80% 2025[8]	4,523	4,641
	Hyundai Capital America 2.375% 2027[8]	2,579	2,707
	International Game Technology PLC 6.25% 2022[8]	687	711
	International Game Technology PLC 6.50% 2025[8]	4,555	5,104
	International Game Technology PLC 5.25% 2029[8]	940	1,014
	Lithia Motors, Inc. 4.375% 2031[8]	1,025	1,101
	Lowe’s Companies, Inc. 3.65% 2029	3,574	4,172
	Macy’s, Inc. 8.375% 2025[8]	1,230	1,367
	Magna International Inc. 2.45% 2030	6,875	7,400
	Mattel, Inc. 6.75% 2025[8]	3,225	3,407
	Melco International Development Ltd. 5.75% 2028[8]	1,485	1,584
	MGM Growth Properties LLC 4.625% 2025[8]	1,050	1,126
	MGM Growth Properties LLC 3.875% 2029[8]	1,175	1,204
	MGM Resorts International 7.75% 2022	1,700	1,814
	Nissan Motor Co., Ltd. 3.043% 2023[8]	1,686	1,764
	Nissan Motor Co., Ltd. 3.522% 2025[8]	4,180	4,485
	Nissan Motor Co., Ltd. 4.345% 2027[8]	9,815	10,849
	Nissan Motor Co., Ltd. 4.81% 2030[8]	4,000	4,514
	Panther BF Aggregator 2, LP 6.25% 2026[8]	556	597
	PetSmart, Inc. 8.875% 2025[8]	12,215	12,561
	PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.00% 2022[10,12]	5,870	5,824
	Royal Caribbean Cruises Ltd. 11.50% 2025[8]	1,225	1,434
	Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,255	5,407
	Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[8]	2,347	2,614
	Scientific Games Corp. 5.00% 2025[8]	1,996	2,062
	Scientific Games Corp. 8.625% 2025[8]	1,260	1,381
	Scientific Games Corp. 8.25% 2026[8]	6,905	7,453
	Scientific Games Corp. 7.00% 2028[8]	950	1,023
	Scientific Games Corp. 7.25% 2029[8]	1,615	1,775
	Staples, Inc. 7.50% 2026[8]	3,055	3,195
	Toyota Motor Credit Corp. 2.15% 2022	545	562
	Toyota Motor Credit Corp. 2.60% 2022	924	946
	Toyota Motor Credit Corp. 0.80% 2025	2,994	3,016
	Toyota Motor Credit Corp. 3.05% 2028	2,430	2,732
	Toyota Motor Credit Corp. 3.375% 2030	2,225	2,605
	VICI Properties LP 4.625% 2029[8]	995	1,066
	VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[8]	2,100	2,152
	VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[8]	450	461
	VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[8]	2,225	2,351
	Volkswagen Group of America Finance, LLC 4.00% 2021[8]	2,500	2,577
	Volkswagen Group of America Finance, LLC 4.25% 2023[8]	5,320	5,856
	Volkswagen Group of America Finance, LLC 1.25% 2025[8]	3,610	3,642
	Volkswagen Group of America Finance, LLC 3.35% 2025[8]	2,578	2,836

132	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Volkswagen Group of America Finance, LLC 4.625% 2025[8]	$ 3,845	$4,485
	Volkswagen Group of America Finance, LLC 3.20% 2026[8]	3,201	3,539
	Volkswagen Group of America Finance, LLC 1.625% 2027[8]	985	994
	Wyndham Worldwide Corp. 5.375% 2026[8]	625	648
	Wyndham Worldwide Corp. 4.375% 2028[8]	1,855	1,931
	Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[8]	3,468	3,525

			281,660

Consumer staples 0.89%	Albertsons Companies, Inc. 3.50% 2029[8]	660	668
	Altria Group, Inc. 3.80% 2024	2,630	2,873
	Altria Group, Inc. 4.40% 2026	445	517
	Altria Group, Inc. 4.80% 2029	1,681	2,017
	Altria Group, Inc. 3.40% 2030	437	491
	Altria Group, Inc. 5.80% 2039	4,820	6,351
	Altria Group, Inc. 4.50% 2043	3,000	3,445
	Altria Group, Inc. 5.95% 2049	490	686
	Altria Group, Inc. 4.45% 2050	3,500	4,145
	Anheuser-Busch InBev NV 4.15% 2025	8,000	9,112
	Anheuser-Busch InBev NV 4.00% 2028	4,345	5,124
	Anheuser-Busch InBev NV 4.75% 2029	886	1,093
	Anheuser-Busch InBev NV 5.45% 2039	7,070	9,557
	Anheuser-Busch InBev NV 5.55% 2049	2,500	3,554
	Anheuser-Busch InBev NV 4.50% 2050	2,150	2,710
	B&G Foods, Inc. 5.25% 2025	2,175	2,248
	British American Tobacco International Finance PLC 3.95% 2025[8]	4,250	4,783
	British American Tobacco PLC 2.789% 2024	4,000	4,280
	British American Tobacco PLC 3.222% 2024	2,826	3,061
	British American Tobacco PLC 3.215% 2026	3,323	3,664
	British American Tobacco PLC 3.557% 2027	1,384	1,541
	British American Tobacco PLC 2.259% 2028	2,509	2,607
	British American Tobacco PLC 3.462% 2029	2,000	2,185
	British American Tobacco PLC 4.906% 2030	4,770	5,764
	British American Tobacco PLC 2.726% 2031	4,000	4,148
	British American Tobacco PLC 4.39% 2037	5,500	6,157
	British American Tobacco PLC 4.54% 2047	2,953	3,279
	Coca-Cola Co. 1.00% 2028	3,015	3,028
	Coca-Cola Co. 1.375% 2031	1,460	1,458
	Coca-Cola Co. 2.50% 2051	1,040	1,075
	Conagra Brands, Inc. 4.30% 2024	4,685	5,245
	Conagra Brands, Inc. 1.375% 2027	4,105	4,145
	Conagra Brands, Inc. 5.30% 2038	55	74
	Conagra Brands, Inc. 5.40% 2048	412	588
	Constellation Brands, Inc. 2.65% 2022	7,846	8,156
	Constellation Brands, Inc. 2.70% 2022	195	201
	Constellation Brands, Inc. 3.20% 2023	1,340	1,416
	Constellation Brands, Inc. 3.60% 2028	938	1,072
	Constellation Brands, Inc. 2.875% 2030	2,259	2,479
	Constellation Brands, Inc. 4.50% 2047	220	278
	Constellation Brands, Inc. 3.75% 2050	351	414
	Costco Wholesale Corp. 2.75% 2024	10,000	10,763
	Costco Wholesale Corp. 1.60% 2030	5,000	5,127
	H.J. Heinz Co. 3.875% 2027[8]	2,475	2,669
	H.J. Heinz Co. 5.50% 2050[8]	1,215	1,534
	Imperial Tobacco Finance PLC 3.50% 2023[8]	4,000	4,190
	Keurig Dr Pepper Inc. 4.057% 2023	2,000	2,174
	Keurig Dr Pepper Inc. 4.597% 2028	2,000	2,437
	Keurig Dr Pepper Inc. 3.20% 2030	3,771	4,274
	Keurig Dr Pepper Inc. 4.985% 2038	3,351	4,495
	Keurig Dr Pepper Inc. 5.085% 2048	75	106

American Funds Insurance Series	133

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	Keurig Dr Pepper Inc. 3.80% 2050	$ 2,552	$ 3,062
	Kimberly-Clark Corp. 1.05% 2027	1,395	1,414
	Kimberly-Clark Corp. 3.10% 2030	844	972
	Kraft Heinz Company 3.95% 2025	2,195	2,418
	Kraft Heinz Company 4.375% 2046	840	909
	Kraft Heinz Company 4.875% 2049[8]	1,725	2,013
	Molson Coors Brewing Co. 4.20% 2046	2,270	2,605
	Nestlé Holdings, Inc. 3.35% 2023[8]	750	809
	Nestlé Holdings, Inc. 0.625% 2026[8]	5,240	5,217
	Nestlé Holdings, Inc. 1.00% 2027[8]	19,720	19,773
	Nestlé Holdings, Inc. 1.25% 2030[8]	5,000	4,979
	PepsiCo, Inc. 1.40% 2031	3,795	3,825
	PepsiCo, Inc. 3.625% 2050	2,180	2,769
	Philip Morris International Inc. 1.875% 2021	1,500	1,500
	Philip Morris International Inc. 2.375% 2022	1,960	2,023
	Philip Morris International Inc. 2.625% 2022	1,670	1,712
	Philip Morris International Inc. 2.875% 2024	788	849
	Philip Morris International Inc. 3.25% 2024	2,000	2,203
	Philip Morris International Inc. 0.875% 2026	2,990	3,004
	Philip Morris International Inc. 3.375% 2029	3,268	3,746
	Philip Morris International Inc. 1.75% 2030	4,974	5,039
	Philip Morris International Inc. 2.10% 2030	2,477	2,585
	Post Holdings, Inc. 4.625% 2030[8]	2,886	3,040
	Procter & Gamble Company 1.70% 2021	400	405
	Procter & Gamble Company 0.55% 2025	5,595	5,646
	Procter & Gamble Company 1.20% 2030	8,210	8,224
	Reckitt Benckiser Group PLC 2.375% 2022[8]	1,125	1,157
	Reynolds American Inc. 4.45% 2025	1,425	1,623
	Reynolds American Inc. 5.85% 2045	2,030	2,598
	TreeHouse Foods, Inc. 4.00% 2028	320	332
	Wal-Mart Stores, Inc. 2.35% 2022	1,000	1,042
	Wal-Mart Stores, Inc. 2.85% 2024	1,805	1,953
	Wal-Mart Stores, Inc. 3.05% 2026	2,060	2,320

			265,224

Materials 0.76%	Anglo American Capital PLC 2.625% 2030[8]	11,275	11,808
	Anglo American Capital PLC 5.625% 2030[8]	720	918
	Anglo American Capital PLC 3.95% 2050[8]	2,945	3,313
	Ardagh Packaging Finance 5.25% 2025[8]	833	880
	Chevron Phillips Chemical Co. LLC 3.30% 2023[8]	595	630
	Cleveland-Cliffs Inc. 4.875% 2024[8]	3,975	4,057
	Cleveland-Cliffs Inc. 5.75% 2025	9,456	9,616
	Cleveland-Cliffs Inc. 9.875% 2025[8]	925	1,089
	Cleveland-Cliffs Inc. 6.75% 2026[8]	2,035	2,200
	Cleveland-Cliffs Inc. 5.875% 2027	10,500	10,719
	CVR Partners, LP 9.25% 2023[8]	2,350	2,355
	Dow Chemical Co. 4.55% 2025	1,405	1,645
	Dow Chemical Co. 3.625% 2026	1,884	2,124
	Dow Chemical Co. 2.10% 2030	4,000	4,105
	Dow Chemical Co. 4.80% 2049	627	845
	Dow Chemical Co. 3.60% 2050	15,250	17,135
	First Quantum Minerals Ltd. 7.25% 2023[8]	1,200	1,239
	First Quantum Minerals Ltd. 6.50% 2024[8]	4,704	4,842
	First Quantum Minerals Ltd. 7.50% 2025[8]	15,400	16,055
	First Quantum Minerals Ltd. 6.875% 2026[8]	11,375	11,880
	First Quantum Minerals Ltd. 6.875% 2027[8]	3,240	3,520
	Freeport-McMoRan Inc. 3.875% 2023	825	862
	Freeport-McMoRan Inc. 4.25% 2030	2,550	2,750
	FXI Holdings, Inc. 7.875% 2024[8]	2,226	2,248

134	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	FXI Holdings, Inc. 12.25% 2026[8]	$ 4,392	$ 5,014
	Glencore Funding LLC 4.125% 2024[8]	945	1,041
	Hexion Inc. 7.875% 2027[8]	2,045	2,192
	International Paper Co. 7.30% 2039	2,005	3,218
	Joseph T. Ryerson & Son, Inc. 8.50% 2028[8]	1,148	1,302
	LSB Industries, Inc. 9.625% 2023[8]	5,170	5,344
	LYB International Finance III, LLC 1.25% 2025	5,780	5,885
	LYB International Finance III, LLC 2.25% 2030	3,690	3,819
	LYB International Finance III, LLC 3.375% 2040	11,184	11,977
	LYB International Finance III, LLC 3.625% 2051	2,922	3,199
	LYB International Finance III, LLC 3.80% 2060	1,186	1,281
	Methanex Corp. 5.125% 2027	4,525	4,924
	Mosaic Co. 3.25% 2022	1,788	1,869
	Mosaic Co. 4.05% 2027	1,587	1,799
	Newcrest Finance Pty Ltd. 3.25% 2030[8]	1,329	1,470
	Newcrest Finance Pty Ltd. 4.20% 2050[8]	371	455
	Nutrition & Biosciences, Inc. 1.832% 2027[8]	7,468	7,699
	Nutrition & Biosciences, Inc. 2.30% 2030[8]	5,310	5,471
	Praxair, Inc. 1.10% 2030	6,604	6,540
	Praxair, Inc. 2.00% 2050	1,605	1,505
	Sherwin-Williams Co. 2.75% 2022	29	30
	Sherwin-Williams Co. 3.125% 2024	275	299
	Sherwin-Williams Co. 2.95% 2029	4,000	4,407
	Sherwin-Williams Co. 3.80% 2049	5,208	6,295
	Tronox Ltd. 6.50% 2026[8]	1,980	2,064
	Vale Overseas Ltd. 3.75% 2030	3,949	4,397
	Valvoline Inc. 4.375% 2025	670	692
	Venator Materials Corp. 5.75% 2025[8]	5,845	5,476
	Venator Materials Corp. 9.50% 2025[8]	1,495	1,637
	Warrior Met Coal, Inc. 8.00% 2024[8]	5,095	5,214
	Westlake Chemical Corp. 4.375% 2047	500	595

			223,945

Information technology 0.74%	Adobe Inc. 1.90% 2025	2,216	2,344
	Adobe Inc. 2.30% 2030	11,627	12,593
	Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[10,12]	4,150	4,172
	Apple Inc. 3.00% 2024	625	673
	Apple Inc. 0.55% 2025	14,140	14,213
	Apple Inc. 1.125% 2025	1,866	1,920
	Apple Inc. 3.35% 2027	40	46
	Apple Inc. 1.25% 2030	8,760	8,768
	Apple Inc. 2.40% 2050	3,000	3,077
	Avaya Inc. 6.125% 2028[8]	1,600	1,712
	Broadcom Inc. 3.125% 2022	1,575	1,649
	Broadcom Inc. 3.625% 2024	1,575	1,731
	Broadcom Inc. 4.25% 2026	7,508	8,606
	Broadcom Inc. 4.75% 2029	4,710	5,634
	Broadcom Inc. 4.15% 2030	5,000	5,791
	Broadcom Inc. 5.00% 2030	1,807	2,198
	Broadcom Ltd. 3.625% 2024	750	811
	Broadcom Ltd. 3.875% 2027	3,060	3,440
	CommScope Finance LLC 6.00% 2026[8]	2,425	2,558
	Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[10,12]	1,342	1,312
	Diebold Nixdorf, Inc. 9.375% 2025[8]	3,775	4,235
	Diebold, Inc. 8.50% 2024	1,400	1,419
	Fiserv, Inc. 2.75% 2024	1,600	1,719
	Fiserv, Inc. 3.20% 2026	7,455	8,355
	Fiserv, Inc. 2.25% 2027	1,030	1,099
	Fiserv, Inc. 3.50% 2029	4,070	4,654

American Funds Insurance Series	135

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology (continued)	Fiserv, Inc. 2.65% 2030	$ 12,611	$ 13,653
	Fiserv, Inc. 4.40% 2049	1,800	2,411
	Gartner, Inc. 4.50% 2028[8]	650	687
	Global Payments Inc. 2.90% 2030	3,528	3,839
	Intuit Inc. 0.95% 2025	1,530	1,551
	Intuit Inc. 1.35% 2027	3,565	3,652
	Intuit Inc. 1.65% 2030	4,870	5,006
	McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 4.004% 2024[10,12]	2,602	2,606
	Microsoft Corp. 3.30% 2027	4,000	4,565
	Microsoft Corp. 4.20% 2035	6,000	7,890
	Microsoft Corp. 4.10% 2037	628	825
	Microsoft Corp. 2.525% 2050	2,961	3,123
	Oracle Corp. 3.60% 2050	6,730	7,860
	PayPal Holdings, Inc. 2.65% 2026	2,364	2,599
	PayPal Holdings, Inc. 2.85% 2029	2,770	3,081
	PayPal Holdings, Inc. 2.30% 2030	3,303	3,541
	PayPal Holdings, Inc. 3.25% 2050	932	1,077
	Sabre Holdings Corp. 5.25% 2023[8]	325	330
	Sabre Holdings Corp. 9.25% 2025[8]	1,025	1,221
	ServiceNow, Inc. 1.40% 2030	8,965	8,752
	Unisys Corp. 6.875% 2027[8]	725	794
	Veritas Holdings Ltd. 7.50% 2025[8]	3,860	3,966
	ViaSat, Inc. 5.625% 2027[8]	555	584
	Visa Inc. 2.80% 2022	2,000	2,093
	Visa Inc. 3.15% 2025	5,500	6,173
	Visa Inc. 0.75% 2027	4,450	4,441
	Visa Inc. 1.10% 2031	10,000	9,872
	Visa Inc. 2.00% 2050	5,000	4,776
	Xerox Corp. 4.125% 2023	906	953
	Xerox Corp. 5.50% 2028[8]	2,450	2,604

			219,254

Real estate 0.42%	Alexandria Real Estate Equities, Inc. 3.80% 2026	315	363
	Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,418
	Alexandria Real Estate Equities, Inc. 2.75% 2029	1,940	2,122
	Alexandria Real Estate Equities, Inc. 3.375% 2031	1,320	1,513
	Alexandria Real Estate Equities, Inc. 1.875% 2033	4,095	4,097
	Alexandria Real Estate Equities, Inc. 4.85% 2049	410	576
	American Campus Communities, Inc. 3.75% 2023	3,055	3,230
	American Campus Communities, Inc. 4.125% 2024	2,075	2,267
	American Campus Communities, Inc. 3.30% 2026	1,698	1,855
	American Campus Communities, Inc. 3.625% 2027	9,545	10,528
	American Campus Communities, Inc. 2.85% 2030	144	151
	American Campus Communities, Inc. 3.875% 2031	744	844
	American Tower Corp. 3.55% 2027	1,425	1,613
	American Tower Corp. 1.50% 2028	10,000	10,068
	American Tower Corp. 3.60% 2028	1,000	1,137
	Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,115
	Brookfield Property REIT Inc. 5.75% 2026[8]	6,050	5,980
	Communications Sales & Leasing, Inc. 6.00% 2023[8]	2,475	2,529
	Corporate Office Properties LP 3.60% 2023	390	413
	Corporate Office Properties LP 5.25% 2024	3,595	3,976
	Corporate Office Properties LP 2.25% 2026	1,431	1,493
	Equinix, Inc. 2.625% 2024	501	536
	Equinix, Inc. 2.90% 2026	6,087	6,664
	Equinix, Inc. 1.80% 2027	1,295	1,334
	Equinix, Inc. 1.55% 2028	5,920	6,023
	Equinix, Inc. 3.20% 2029	6,170	6,810
	Equinix, Inc. 2.15% 2030	2,969	3,025

136	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Real estate (continued)	Equinix, Inc. 3.00% 2050	$ 2,095	$ 2,128
	Essex Portfolio LP 3.875% 2024	1,000	1,099
	Essex Portfolio LP 3.50% 2025	6,825	7,566
	Gaming and Leisure Properties, Inc. 3.35% 2024	1,263	1,330
	Hospitality Properties Trust 4.50% 2023	1,945	1,958
	Hospitality Properties Trust 4.50% 2025	150	148
	Hospitality Properties Trust 4.95% 2027	500	504
	Hospitality Properties Trust 3.95% 2028	1,950	1,888
	Host Hotels & Resorts LP 4.50% 2026	355	389
	Howard Hughes Corp. 5.375% 2028[8]	2,450	2,640
	Iron Mountain Inc. 5.25% 2030[8]	3,695	3,995
	Iron Mountain Inc. 4.50% 2031[8]	2,015	2,113
	Ladder Capital Corp. 5.25% 2025[8]	440	440
	Public Storage 2.37% 2022	565	584
	QTS Realty Trust, Inc. 3.875% 2028[8]	2,025	2,068
	Scentre Group 3.25% 2025[8]	1,000	1,066
	Scentre Group 3.50% 2025[8]	3,075	3,290
	Scentre Group 3.75% 2027[8]	2,430	2,620
	UDR, Inc. 2.95% 2026	760	835
	Westfield Corp. Ltd. 3.15% 2022[8]	4,290	4,364
	Westfield Corp. Ltd. 3.50% 2029[8]	443	465

			123,170

	Total corporate bonds, notes & loans		3,853,780

U.S. Treasury bonds & notes 8.47%
U.S. Treasury 6.99%	U.S. Treasury 1.50% 2021	3,777	3,811
	U.S. Treasury 1.625% 2021	3,704	3,732
	U.S. Treasury 1.625% 2021	98	99
	U.S. Treasury 1.75% 2021	425	431
	U.S. Treasury 2.25% 2021[14]	95,000	95,664
	U.S. Treasury 2.50% 2021	200,000	200,359
	U.S. Treasury 2.75% 2021	19,232	19,586
	U.S. Treasury 0.125% 2022	114,525	114,548
	U.S. Treasury 0.125% 2022	20,000	20,004
	U.S. Treasury 1.375% 2022	5,000	5,068
	U.S. Treasury 1.375% 2022	280	286
	U.S. Treasury 1.50% 2022	9,407	9,627
	U.S. Treasury 1.625% 2022	94	97
	U.S. Treasury 1.875% 2022	80,000	81,633
	U.S. Treasury 1.875% 2022	4,000	4,122
	U.S. Treasury 2.125% 2022	37,000	38,471
	U.S. Treasury 0.125% 2023	5,362	5,355
	U.S. Treasury 0.125% 2023	2,000	1,999
	U.S. Treasury 0.25% 2023	30,000	30,077
	U.S. Treasury 1.375% 2023	5,309	5,449
	U.S. Treasury 2.25% 2023	5,000	5,312
	U.S. Treasury 2.375% 2023	5,000	5,233
	U.S. Treasury 2.75% 2023	15,000	15,908
	U.S. Treasury 1.50% 2024	22,500	23,583
	U.S. Treasury 1.50% 2024	907	950
	U.S. Treasury 2.125% 2024	5,000	5,313
	U.S. Treasury 2.25% 2024	5,000	5,319
	U.S. Treasury 2.375% 2024	70,000	75,442
	U.S. Treasury 2.50% 2024	225,000	241,055
	U.S. Treasury 2.50% 2024	700	754
	U.S. Treasury 0.25% 2025	89,250	89,011
	U.S. Treasury 0.25% 2025	84,812	84,641
	U.S. Treasury 0.25% 2025	2,272	2,263
	U.S. Treasury 0.375% 2025	3,368	3,372

American Funds Insurance Series	137

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 0.375% 2025	$ 2,705	$ 2,715
	U.S. Treasury 2.50% 2025	3,500	3,818
	U.S. Treasury 2.75% 2025	3,229	3,581
	U.S. Treasury 1.50% 2026	500	529
	U.S. Treasury 1.625% 2026	60,000	63,990
	U.S. Treasury 1.625% 2026	27,000	28,786
	U.S. Treasury 1.625% 2026	7,000	7,444
	U.S. Treasury 1.625% 2026	1,500	1,597
	U.S. Treasury 0.50% 2027	46,770	46,591
	U.S. Treasury 0.50% 2027	33,050	32,899
	U.S. Treasury 0.50% 2027	4,418	4,389
	U.S. Treasury 1.125% 2027	762	790
	U.S. Treasury 2.25% 2027	78,250	86,472
	U.S. Treasury 2.375% 2027	880	981
	U.S. Treasury 2.875% 2028	5,217	6,042
	U.S. Treasury 0.625% 2030	18,400	17,985
	U.S. Treasury 0.875% 2030	128,258	127,767
	U.S. Treasury 1.50% 2030	36,651	38,765
	U.S. Treasury 1.125% 2040	60,975	57,877
	U.S. Treasury 2.50% 2046	3,755	4,486
	U.S. Treasury 3.00% 2047	9,355	12,252
	U.S. Treasury 3.00% 2048	336	441
	U.S. Treasury 2.25% 2049[14]	15,000	17,169
	U.S. Treasury 2.375% 2049[14]	75,000	88,101
	U.S. Treasury 1.375% 2050	194,447	181,954
	U.S. Treasury 1.625% 2050	20,000	19,905
	U.S. Treasury 2.00% 2050[14]	15,075	16,370

			2,072,270

U.S. Treasury inflation-protected securities 1.48%	U.S. Treasury Inflation-Protected Security 0.125% 2024[15]	86,266	92,498
	U.S. Treasury Inflation-Protected Security 0.625% 2024[15]	87,479	93,915
	U.S. Treasury Inflation-Protected Security 0.125% 2025[15]	23,186	24,937
	U.S. Treasury Inflation-Protected Security 0.75% 2028[15]	18,153	21,133
	U.S. Treasury Inflation-Protected Security 0.875% 2029[15]	20,465	24,068
	U.S. Treasury Inflation-Protected Security 0.125% 2030[15]	23,488	26,199
	U.S. Treasury Inflation-Protected Security 1.00% 2049[15]	102,525	144,589
	U.S. Treasury Inflation-Protected Security 0.25% 2050[15]	10,301	12,271

			439,610

	Total U.S. Treasury bonds & notes		2,511,880

Mortgage-backed obligations 7.41%
Federal agency mortgage-backed obligations 7.05%	Fannie Mae Pool #885290 6.00% 2021[16]	2	2
	Fannie Mae Pool #AD7072 4.00% 2025[16]	5	5
	Fannie Mae Pool #AE3069 4.00% 2025[16]	3	3
	Fannie Mae Pool #AE2321 4.00% 2025[16]	2	2
	Fannie Mae Pool #AH9695 4.00% 2026[16]	519	552
	Fannie Mae Pool #AH6431 4.00% 2026[16]	472	503
	Fannie Mae Pool #890329 4.00% 2026[16]	72	76
	Fannie Mae Pool #AJ3010 4.00% 2026[16]	42	45
	Fannie Mae Pool #AH8174 4.00% 2026[16]	5	6
	Fannie Mae Pool #AL3908 4.00% 2026[16]	4	4
	Fannie Mae Pool #AH5618 4.00% 2026[16]	4	4
	Fannie Mae Pool #AH0829 4.00% 2026[16]	4	4
	Fannie Mae Pool #AH8275 4.00% 2026[16]	2	3
	Fannie Mae Pool #AL7299 4.00% 2027[16]	265	281
	Fannie Mae Pool #MA1109 4.00% 2027[16]	5	5
	Fannie Mae Pool #MA3653 3.00% 2029[16]	45	48
	Fannie Mae Pool #AL8347 4.00% 2029[16]	534	567

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #254767 5.50% 2033[16]	$ 321	$ 374
	Fannie Mae Pool #555956 5.50% 2033[16]	217	253
	Fannie Mae Pool #BN1085 4.00% 2034[16]	820	870
	Fannie Mae Pool #BN3172 4.00% 2034[16]	408	432
	Fannie Mae Pool #MA4228 1.50% 2036[16]	64,738	66,646
	Fannie Mae Pool #MA4229 2.00% 2036[16]	12,064	12,621
	Fannie Mae Pool #AS8554 3.00% 2036[16]	12,279	12,934
	Fannie Mae Pool #929185 5.50% 2036[16]	473	556
	Fannie Mae Pool #893641 6.00% 2036[16]	1,046	1,251
	Fannie Mae Pool #893688 6.00% 2036[16]	286	342
	Fannie Mae Pool #907239 6.00% 2036[16]	60	70
	Fannie Mae Pool #AD0249 5.50% 2037[16]	177	206
	Fannie Mae Pool #190379 5.50% 2037[16]	94	111
	Fannie Mae Pool #924952 6.00% 2037[16]	1,205	1,431
	Fannie Mae Pool #888292 6.00% 2037[16]	969	1,153
	Fannie Mae Pool #928031 6.00% 2037[16]	117	138
	Fannie Mae Pool #888637 6.00% 2037[16]	16	19
	Fannie Mae Pool #AD0119 6.00% 2038[16]	1,484	1,761
	Fannie Mae Pool #AD0095 6.00% 2038[16]	1,154	1,365
	Fannie Mae Pool #995674 6.00% 2038[16]	562	667
	Fannie Mae Pool #AE0021 6.00% 2038[16]	468	553
	Fannie Mae Pool #AL7164 6.00% 2038[16]	281	328
	Fannie Mae Pool #AB0538 6.00% 2038[16]	222	260
	Fannie Mae Pool #995391 6.00% 2038[16]	32	38
	Fannie Mae Pool #889983 6.00% 2038[16]	30	35
	Fannie Mae Pool #995224 6.00% 2038[16]	18	21
	Fannie Mae Pool #AD0833 6.00% 2039[16]	1	1
	Fannie Mae Pool #AL0013 6.00% 2040[16]	294	347
	Fannie Mae Pool #AL0309 6.00% 2040[16]	96	114
	Fannie Mae Pool #AB4536 6.00% 2041[16]	565	669
	Fannie Mae Pool #AL7228 6.00% 2041[16]	395	467
	Fannie Mae Pool #AP2131 3.50% 2042[16]	5,880	6,346
	Fannie Mae Pool #AU8813 4.00% 2043[16]	2,968	3,356
	Fannie Mae Pool #AU9348 4.00% 2043[16]	1,768	2,000
	Fannie Mae Pool #AU9350 4.00% 2043[16]	1,410	1,568
	Fannie Mae Pool #AL8773 3.50% 2045[16]	9,959	10,820
	Fannie Mae Pool #AL8354 3.50% 2045[16]	2,392	2,614
	Fannie Mae Pool #BC4764 3.00% 2046[16]	21,678	22,815
	Fannie Mae Pool #AL8522 3.50% 2046[16]	4,748	5,188
	Fannie Mae Pool #BD9699 3.50% 2046[16]	1,895	2,040
	Fannie Mae Pool #BD9307 4.00% 2046[16]	1,733	1,897
	Fannie Mae Pool #BC7611 4.00% 2046[16]	501	549
	Fannie Mae Pool #BH4084 3.50% 2047[16]	20,500	21,774
	Fannie Mae Pool #BE1290 3.50% 2047[16]	3,822	4,145
	Fannie Mae Pool #CA0770 3.50% 2047[16]	3,514	3,735
	Fannie Mae Pool #MA3211 4.00% 2047[16]	6,971	7,490
	Fannie Mae Pool #257036 7.00% 2047[16]	11	12
	Fannie Mae Pool #256975 7.00% 2047[16]	2	2
	Fannie Mae Pool #BJ3775 3.50% 2048[16]	13,514	14,336
	Fannie Mae Pool #BK7655 3.899% 2048[12,16]	683	719
	Fannie Mae Pool #CA2377 4.00% 2048[16]	16,923	18,085
	Fannie Mae Pool #BK0920 4.00% 2048[16]	2,979	3,182
	Fannie Mae Pool #BJ9256 4.00% 2048[16]	2,968	3,170
	Fannie Mae Pool #BJ9252 4.00% 2048[16]	891	952
	Fannie Mae Pool #BK0915 4.00% 2048[16]	265	283
	Fannie Mae Pool #BK6971 4.00% 2048[16]	216	231
	Fannie Mae Pool #MA3277 4.00% 2048[16]	28	30
	Fannie Mae Pool #BK5255 4.00% 2048[16]	27	30
	Fannie Mae Pool #CA2493 4.50% 2048[16]	1,894	2,058
	Fannie Mae Pool #CA4756 3.00% 2049[16]	10,033	10,863
	Fannie Mae Pool #BK8767 4.00% 2049[16]	189	206

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #MA4256 2.50% 2051[16]	$ 3,051	$ 3,218
	Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[16]	121	144
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[16]	32	39
	Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[12,16]	1,160	1,191
	Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[16]	2,248	2,288
	Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[16]	1,603	1,627
	Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.128% 2023[12,16]	5,566	5,880
	Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[12,16]	5,262	5,589
	Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[12,16]	4,544	4,869
	Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[12,16]	5,881	6,372
	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[12,16]	4,697	5,080
	Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.477% 2026[12,16]	9,665	10,575
	Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[12,16]	2,891	3,241
	Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[16]	67	63
	Freddie Mac Pool #Q46021 3.50% 2047[16]	2,396	2,592
	Freddie Mac Pool #ZK7598 3.00% 2027[16]	10,439	10,976
	Freddie Mac Pool #ZK7580 3.00% 2027[16]	4,541	4,828
	Freddie Mac Pool #QN1174 2.50% 2034[16]	642	670
	Freddie Mac Pool #SB8083 1.50% 2036[16]	14,002	14,415
	Freddie Mac Pool #SB8084 2.00% 2036[16]	3,275	3,426
	Freddie Mac Pool #C91912 3.00% 2037[16]	19,815	20,882
	Freddie Mac Pool #G03978 5.00% 2038[16]	692	805
	Freddie Mac Pool #G04553 6.50% 2038[16]	84	95
	Freddie Mac Pool #G08347 4.50% 2039[16]	121	135
	Freddie Mac Pool #C03518 5.00% 2040[16]	1,211	1,409
	Freddie Mac Pool #Q05807 4.00% 2042[16]	2,988	3,295
	Freddie Mac Pool #Q23185 4.00% 2043[16]	1,886	2,134
	Freddie Mac Pool #Q23190 4.00% 2043[16]	1,446	1,608
	Freddie Mac Pool #760014 3.116% 2045[12,16]	420	439
	Freddie Mac Pool #Q37988 4.00% 2045[16]	10,020	11,077
	Freddie Mac Pool #G60344 4.00% 2045[16]	8,736	9,678
	Freddie Mac Pool #Z40130 3.00% 2046[16]	6,415	7,004
	Freddie Mac Pool #Q41909 4.50% 2046[16]	884	970
	Freddie Mac Pool #Q41090 4.50% 2046[16]	547	600
	Freddie Mac Pool #760015 2.849% 2047[12,16]	980	1,013
	Freddie Mac Pool #Q52216 3.50% 2047[16]	13,195	14,009
	Freddie Mac Pool #Q52157 3.50% 2047[16]	2,902	3,081
	Freddie Mac Pool #SI2002 4.00% 2048[16]	6,236	6,675
	Freddie Mac Pool #ZM6968 4.00% 2048[16]	3,718	3,970
	Freddie Mac Pool #SD7507 3.00% 2049[16]	33,113	35,812
	Freddie Mac Pool #RA2020 3.00% 2050[16]	13,908	14,949
	Freddie Mac, Series T041, Class 3A, 5.222% 2032[12,16]	240	272
	Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[16]	3,025	3,176
	Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[16]	5,555	5,981
	Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[16]	4,265	4,648
	Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[16]	4,000	4,466
	Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[12,16]	9,778	10,998
	Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[16]	10,050	11,062
	Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[16]	7,370	8,226
	Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[16]	4,755	5,420
	Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[16]	5,770	6,622
	Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[16]	4,375	5,035
	Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[16]	3,237	3,884
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[16]	8,475	9,091
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[12,16]	8,495	8,927
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[12,16]	4,449	4,677
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[12,16]	1,877	1,990

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[12,16]	$ 1,401	$ 1,527
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[16]	3,306	3,582
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[16]	2,852	3,115
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[16]	1,135	1,239
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[16]	15,488	16,882
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[16]	8,737	9,322
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[16]	3,363	3,558
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[16]	4,393	4,650
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[16]	7,001	7,426
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[16]	2,455	2,714
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.448% 2027[12,16]	1,301	1,338
	Government National Mortgage Assn. 2.00% 2051[16,17]	149,150	155,465
	Government National Mortgage Assn. 2.00% 2051[16,17]	83,050	86,703
	Government National Mortgage Assn. 2.50% 2051[16,17]	5,375	5,668
	Government National Mortgage Assn. 3.00% 2051[16,17]	74,000	77,425
	Government National Mortgage Assn. 3.50% 2051[16,17]	13,404	14,202
	Government National Mortgage Assn. 3.50% 2051[16,17]	13,352	14,139
	Government National Mortgage Assn. 4.00% 2051[16,17]	13,107	13,981
	Government National Mortgage Assn. 4.50% 2051[16,17]	7,053	7,560
	Government National Mortgage Assn. 4.50% 2051[16,17]	2,947	3,156
	Government National Mortgage Assn. Pool #BD7245 4.00% 2048[16]	1,191	1,302
	Government National Mortgage Assn. Pool #MA5876 4.00% 2049[16]	17,039	18,229
	Government National Mortgage Assn. Pool #MA5986 4.00% 2049[16]	2,226	2,391
	Government National Mortgage Assn. Pool #MA5764 4.50% 2049[16]	28,452	30,796
	Government National Mortgage Assn. Pool #MA6092 4.50% 2049[16]	6,837	7,374
	Government National Mortgage Assn. Pool #MA5877 4.50% 2049[16]	4,167	4,506
	Government National Mortgage Assn. Pool #MA7052 2.50% 2050[16]	15,905	16,854
	Uniform Mortgage-Backed Security 1.50% 2036[16,17]	89,384	91,842
	Uniform Mortgage-Backed Security 1.50% 2036[16,17]	15,049	15,455
	Uniform Mortgage-Backed Security 2.00% 2036[16,17]	54,690	57,117
	Uniform Mortgage-Backed Security 2.00% 2036[16,17]	17,235	18,017
	Uniform Mortgage-Backed Security 3.00% 2036[16,17]	8,784	9,218
	Uniform Mortgage-Backed Security 2.00% 2051[16,17]	69,840	72,297
	Uniform Mortgage-Backed Security 2.00% 2051[16,17]	45,476	47,153
	Uniform Mortgage-Backed Security 2.50% 2051[16,17]	123,053	129,292
	Uniform Mortgage-Backed Security 2.50% 2051[16,17]	92,374	97,198
	Uniform Mortgage-Backed Security 3.00% 2051[16,17]	114,305	119,939
	Uniform Mortgage-Backed Security 3.00% 2051[16,17]	24,371	25,555
	Uniform Mortgage-Backed Security 3.50% 2051[16,17]	147,126	155,725
	Uniform Mortgage-Backed Security 4.00% 2051[16,17]	105,276	112,587
	Uniform Mortgage-Backed Security 4.50% 2051[16,17]	41,792	45,352

			2,091,688

Collateralized mortgage-backed obligations (privately originated) 0.18%	Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[8,12,16]	1,624	1,651
	Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.748% 2029[8,12,16]	3,810	3,817
	Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[8,12,16]	2,163	2,240
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[8,16]	4,191	4,353
	CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[16]	216	228
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1,
	2.00% 2069[8,16]	10,763	11,678
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[8,16]	3,798	4,172
	JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 2050[8,12,16]	1,120	1,167

American Funds Insurance Series	141

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[8,12,16]	$ 1,069	$ 1,114
	Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[8,12,16]	5,422	5,483
	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[8,12,16]	1,408	1,412
	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[8,12,16]	765	768
	MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[16]	495	518
	Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[8,12,16]	3,001	3,005
	Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[8,12,16]	1,625	1,629
	Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[8,12,16]	2,862	2,884
	Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[8,12,16]	2,427	2,505
	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[8,12,16]	981	987
	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[8,12,16]	1,794	1,845
	Station Place Securitization Trust, Series 2020-WL1, Class A, (1-month USD-LIBOR + 1.15%) 1.298% 2051[8,12,16]	2,500	2,504

			53,960

Commercial mortgage-backed securities 0.18%	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[16]	2,909	3,130
	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 1.009% 2036[8,12,16]	2,000	1,982
	Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2051[16]	1,000	1,146
	Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 2053[16]	2,960	3,168
	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[16]	1,015	1,058
	Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[16]	4,735	5,308
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[16]	1,335	1,426
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[8,16]	5,201	5,517
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[16]	5,602	6,040
	Manhattan West, Series 2020-OMW, Class A, 2.13% 2039[8,16]	13,772	14,516
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[16]	981	1,044
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[16]	1,038	1,086
	Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[8,16]	2,650	2,669
	MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,8,12,16]	5,219	5,219

			53,309

	Total mortgage-backed obligations		2,198,957

Asset-backed obligations 0.79%
	Aesop Funding LLC, Series 2017-2A, Class A, 2.97% 2024[8,16]	1,920	1,998
	Aesop Funding LLC, Series 2018-1A, Class A, 3.70% 2024[8,16]	1,114	1,176
	Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[8,16]	539	551
	Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[8,16]	138	141
	CarMaxAuto Owner Trust, Series 2020-1, Class A2, 1.87% 2023[16]	993	1,000
	CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[8,16]	15,289	15,616
	CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[8,16]	2,633	2,677
	CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[8,16]	945	962
	CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[8,16]	177	179
	CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[8,16]	7,267	7,339
	CLI Funding V LLC, Series 2020-3A, Class A, 2.07% 2045[8,16]	1,527	1,544
	CLI Funding V LLC, Series 2020-1A, Class A, 2.08% 2045[8,16]	9,277	9,403
	CLI Funding V LLC, Series 2020-3A, Class B, 3.30% 2045[8,16]	973	983
	Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[8,12,16]	918	930
	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[8,16]	2,964	3,032
	Drive Auto Receivables Trust, Series 2020-1, Class A2, 1.99% 2022[16]	153	153
	Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.49% 2023[16]	1,498	1,502
	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 2024[16]	595	601

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[16]	$ 820	$ 845
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[16]	2,262	2,316
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[8,16]	40	40
Drivetime Auto Owner Trust, Series 2019-2A, Class A, 2.85% 2022[8,16]	36	36
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 2023[8,16]	285	287
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[8,16]	110	112
Exeter Automobile Receivables Trust, Series 2018-1A, Class C, 3.03% 2023[8,16]	688	690
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[8,16]	13,474	13,572
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[8,16]	3,900	3,932
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[8,16]	4,330	4,441
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[8,16]	13,095	14,053
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[8,16]	9,756	10,650
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[8,16]	8,861	9,354
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[8,16]	11,965	13,165
Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06% 2033[8,16]	12,376	12,516
Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A, 1.06% 2027[16]	10,000	10,172
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[8,16]	917	922
GCI Funding I LLC, Series 2020-1, Class B, 3.81% 2045[8,16]	369	359
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 2029[8,16]	159	159
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[8,16]	3,152	3,169
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[8,16]	13,337	13,504
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[8,16]	16,701	16,926
Global SC Finance VII SRL, Series 2020-2A, Class B, 3.32% 2040[8,16]	691	700
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2017-2A, Class A, 3.29% 2023[8,16]	483	484
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-1A, Class A, 3.29% 2024[8,16]	746	748
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-3A, Class A, 4.03% 2024[8,16]	280	281
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[8,16]	730	731
Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.52% 2023[16]	2,815	2,868
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1,
(3-month USD-LIBOR + 1.00%) 1.134% 2028[8,12,16]	3,400	3,404
Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A, 2.07% 2023[16]	380	382
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03% 2024[16]	444	450
Santander Drive Auto Receivables Trust, Series 2020-1, Class B, 3.03% 2024[16]	345	357
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 2025[16]	1,000	1,069
Symphony Ltd., CLO, Series 2013-12A, Class AR,
(3-month USD-LIBOR + 1.03%) 1.267% 2025[8,12,16]	2,976	2,977
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[8,16]	2,320	2,348
TAL Advantage V LLC, Series 2020-1A, Class B, 3.29% 2045[8,16]	260	263
Textainer Marine Containers Ltd., Series 2020-2A, Class A, 2.10% 2045[8,16]	3,648	3,710
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[8,16]	3,250	3,474
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[8,16]	889	917
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[8,16]	18,596	18,875
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 2.57% 2023[8,16]	915	919
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 2024[8,16]	870	881
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 2024[8,16]	1,390	1,419
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 2024[16]	7,000	7,023
		235,287

Bonds & notes of governments & government agencies outside the U.S. 0.21%
CPPIB Capital Inc. 2.375% 2021[8]	6,000	6,009
CPPIB Capital Inc. 2.25% 2022[8]	4,286	4,377
CPPIB Capital Inc. 2.75% 2027[8]	6,600	7,436
KfW 2.125% 2022	375	384
Manitoba (Province of) 3.05% 2024	2,600	2,824
Morocco (Kingdom of) 3.00% 2032[8]	3,000	3,054

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Morocco (Kingdom of) 4.00% 2050[8]	$ 3,000	$ 3,103
	Peru (Republic of) 1.862% 2032	2,525	2,550
	Peru (Republic of) 2.78% 2060	3,775	3,817
	Qatar (State of) 3.375% 2024[8]	2,315	2,511
	Qatar (State of) 4.00% 2029[8]	745	885
	Qatar (State of) 4.817% 2049[8]	750	1,025
	Quebec (Province of) 2.375% 2022	5,057	5,173
	Quebec (Province of) 2.75% 2027	9,000	10,077
	Saudi Arabia (Kingdom of) 3.25% 2030[8]	1,750	1,933
	Saudi Arabia (Kingdom of) 5.25% 2050[8]	1,000	1,366
	United Mexican States 2.659% 2031	2,703	2,773
	United Mexican States 3.771% 2061	1,528	1,595

			60,892

Federal agency bonds & notes 0.13%
	Fannie Mae 1.875% 2026	13,000	14,062
	Fannie Mae 0.875% 2030	23,958	23,506

			37,568

Municipals 0.11%
California 0.01%	Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	2,285	2,323
	Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	1,340	1,355

			3,678

Connecticut 0.00%	Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	25	26
	Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	35	37

			63

Florida 0.04%	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 2027	5,335	5,541
	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	5,365	5,650

			11,191

Illinois 0.02%	G.O. Bonds, Pension Funding Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	4,125	4,757

Maryland 0.00%	Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	40	40

Minnesota 0.00%	Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	70	74

Nebraska 0.00%	Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15

South Carolina 0.04%	Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	20	21
	Public Service Auth., Rev. Obligations (Santee Cooper), Series 2013-E, 5.00% 2048	20	22
	Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.50% 2054	1,350	1,552

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)
South Carolina (continued)	Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	$ 1,390	$ 1,606
	Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2055	2,955	3,408
	Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	3,020	3,572
	Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2035	410	502
	Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2036	1,685	2,058
	Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	650	796

			13,537

South Dakota 0.00%	Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	10	10

Tennessee 0.00%	Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	15	16

	Total municipals		33,381

	Total bonds, notes & other debt instruments (cost: $8,502,239,000)		8,931,745

Short-term securities 7.71%		Shares

Money market investments 7.71%
	Capital Group Central Cash Fund 0.12%[4,18]	22,734,631	2,273,691
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[18,19]	12,643,336	12,643

	Total short-term securities (cost: $2,285,981,000)		2,286,334

	Total investment securities 104.10% (cost: $22,172,583,000)		30,874,255
	Other assets less liabilities (4.10)%		(1,216,604)

	Net assets 100.00%		$29,657,651

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[20] (000)	Value at 12/31/2020[21] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
2 Year U.S. Treasury Note Futures	Long	1,726	April 2021	$345,200	$381,405	$362
5 Year U.S. Treasury Note Futures	Long	485	April 2021	48,500	61,190	128
10 Year U.S. Treasury Note Futures	Long	116	March 2021	11,600	16,017	27
10 Year Ultra U.S. Treasury Note Futures	Short	3,275	March 2021	(327,500)	(512,077)	1,093
20 Year U.S. Treasury Bond Futures	Long	1,185	March 2021	118,500	205,227	(1,792)
30 Year Ultra U.S. Treasury Bond Futures	Long	494	March 2021	49,400	105,500	(590)

						$(772)

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
U.S. EFFR	0.0795%	7/13/2025	$125,400	$796	$–	$796

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection
Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$100	$2	$2	$–	[7]

Investments in affiliates[4]
	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)
Common stocks 0.55%
Information technology 0.00%
MKS Instruments, Inc.[22]	$308,028	$14,580	$87,945	$13,498	$82,829	$–	$2,040
Health care 0.04%
NuCana PLC (ADR)[2]	7,257	8,574	1	–	(2,463)	13,367	–
Consumer discretionary 0.51%
Kontoor Brands, Inc.	136,467	9,313	–	–	4,292	150,072	3,300

Total common stocks						163,439

Short-term securities 7.67%
Money market investments 7.67%
Capital Group Central Cash Fund 0.12%[18]	1,584,844	5,613,428	4,925,712	1,347	(216)	2,273,691	10,928

Total 8.22%				$14,845	$84,442	$2,437,130	$16,268

146	American Funds Insurance Series

Asset Allocation Fund  (continued)

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,524,494,000, which represented 5.14% of the net assets of the fund. This amount includes $1,490,120,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

All or a portion of this security was on loan. The total value of all such securities was $13,741,000, which represented ..05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Value determined using significant unobservable inputs.
[6]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[7]	Amount less than one thousand.
[8]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,283,591,000, which represented 4.33% of the net assets of the fund.

[9]	Step bond; coupon rate may change at a later date.
[10]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $33,087,000, which represented .11% of the net assets of the fund.

[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[12]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[13]	Scheduled interest and/or principal payment was not received.
[14]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,238,000, which represented .03% of the net assets of the fund.
[15]	Index-linked bond whose principal amount moves with a government price index.
[16]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[17]	Purchased on a TBA basis.
[18]	Rate represents the seven-day yield at 12/31/2020.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	Notional amount is calculated based on the number of contracts and notional contract size.
[21]	Value is calculated based on the notional amount and current market price.
[22]	Unaffiliated issuer at 12/31/2020.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare Inc.	9/26/2013	$6,949	$13,074	.04%

Advanz Pharma Corp. Ltd.	8/31/2018-9/4/2018	2,219	773	.01

Total private placement securities		$9,168	$13,847	.05%

Key to abbreviations and symbol

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Auth. = Authority

CLO = Collateralized Loan Obligations

Dept. = Department

Dev. = Development

EFFR = Effective Federal Funds Rate

Fin. = Finance

G.O. = General Obligation

GDR = Global Depositary Receipts

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	147

Global Balanced Fund

Investment portfolio December 31, 2020

Common stocks 58.02%		Shares	Value (000)
Information technology 14.67%	Taiwan Semiconductor Manufacturing Company, Ltd.[1]	772,000	$14,499
	Microsoft Corp.	51,361	11,423
	ASML Holding NV1	21,414	10,349
	Broadcom Inc.	19,688	8,620
	PagSeguro Digital Ltd., Class A2	98,303	5,591
	Tokyo Electron Ltd.[1]	12,300	4,588
	Keyence Corp.[1]	3,900	2,195
	Edenred SA1	38,207	2,168
	Visa Inc., Class A	8,945	1,957
	Mastercard Inc., Class A	5,259	1,877
	Amphenol Corp., Class A	13,928	1,821
	Murata Manufacturing Co., Ltd.[1]	18,800	1,693

			66,781

Health care 8.83%	AstraZeneca PLC[1]	68,312	6,825
	UnitedHealth Group Inc.	14,645	5,136
	Humana Inc.	8,875	3,641
	Pfizer Inc.	88,181	3,246
	Thermo Fisher Scientific Inc.	6,032	2,810
	Merck & Co., Inc.	33,487	2,739
	Coloplast A/S, Class B1	17,427	2,662
	Mettler-Toledo International Inc.[2]	2,089	2,381
	Fisher & Paykel Healthcare Corp. Ltd.[1]	87,349	2,074
	Novartis AG1	20,845	1,969
	Cigna Corp.	6,958	1,449
	Carl Zeiss Meditec AG, non-registered shares[1]	10,029	1,334
	Viatris Inc.[2]	63,052	1,182
	Gilead Sciences, Inc.	16,639	969
	Koninklijke Philips NV (EUR denominated)[1,2]	16,938	906
	Bayer AG1	14,514	853

			40,176

Financials 7.28%	JPMorgan Chase & Co.	53,654	6,818
	Zurich Insurance Group AG1	13,094	5,550
	Berkshire Hathaway Inc., Class A2	11	3,826
	BlackRock, Inc.	4,013	2,895
	AIA Group Ltd.[1]	206,600	2,545
	Hong Kong Exchanges and Clearing Ltd.[1]	43,100	2,370
	Tokio Marine Holdings, Inc.[1]	40,000	2,072
	S&P Global Inc.	5,890	1,936
	B3 SA - Brasil, Bolsa, Balcao	154,305	1,841
	Deutsche Boerse AG1	10,789	1,832
	FinecoBank SpA[1,2]	89,681	1,464

			33,149

Consumer staples 6.32%	Nestlé SA1	49,011	5,770
	Philip Morris International Inc.	62,968	5,213
	Kweichow Moutai Co., Ltd., Class A1	12,400	3,790
	British American Tobacco PLC[1]	88,645	3,297
	British American Tobacco PLC (ADR)	4,587	172
	Altria Group, Inc.	81,153	3,327
	Keurig Dr Pepper Inc.	98,392	3,149
	Budweiser Brewing Co. APAC Ltd.[1]	367,900	1,216
	Coca-Cola European Partners PLC	20,787	1,036
	Coca-Cola Company	17,456	957
	Procter & Gamble Company	5,916	823

			28,750

148	American Funds Insurance Series

Global Balanced Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary 5.27%	LVMH Moët Hennessy-Louis Vuitton SE1	7,305	$ 4,564
	Home Depot, Inc.	14,441	3,836
	Amazon.com, Inc.[2]	905	2,947
	Ocado Group PLC[1,2]	91,873	2,879
	Darden Restaurants, Inc.	17,400	2,073
	Domino’s Pizza, Inc.	4,733	1,815
	Alibaba Group Holding Ltd.[1,2]	57,300	1,674
	General Motors Company	34,796	1,449
	Ferrari NV1	5,608	1,297
	Peugeot SA1,2	31,465	861
	Wynn Resorts, Ltd.	5,258	593

			23,988

Industrials 4.99%	Airbus SE, non-registered shares[1,2]	25,944	2,850
	SITC International Holdings Co. Ltd.[1]	1,109,000	2,401
	SMC Corp.[1]	3,700	2,260
	Lockheed Martin Corp.	6,285	2,231
	Spirax-Sarco Engineering PLC[1]	12,695	1,962
	MTU Aero Engines AG1	7,308	1,904
	Watsco, Inc.	6,594	1,494
	CSX Corp.	16,155	1,466
	BAE Systems PLC[1]	201,878	1,350
	Honeywell International Inc.	5,705	1,214
	United Parcel Service, Inc., Class B	6,356	1,070
	Union Pacific Corp.	4,976	1,036
	Nidec Corp.[1]	7,400	932
	Boeing Company	2,458	526

			22,696

Communication services 2.86%	SoftBank Corp.[1]	295,200	3,701
	Alphabet Inc., Class C2	1,708	2,992
	Nintendo Co., Ltd.[1]	4,500	2,872
	Verizon Communications Inc.	46,262	2,718
	América Móvil, SAB de CV, Series L (ADR)	49,856	725

			13,008

Materials 2.86%	Givaudan SA1	657	2,768
	Vale SA, ordinary nominative	138,510	2,332
	Croda International PLC[1]	24,263	2,192
	LyondellBasell Industries NV	17,400	1,595
	Akzo Nobel NV1	14,721	1,581
	Koninklijke DSM NV1	8,699	1,499
	Rio Tinto PLC[1]	13,862	1,037

			13,004

Real estate 2.69%	Crown Castle International Corp. REIT	18,510	2,947
	Equinix, Inc. REIT	3,430	2,450
	Longfor Group Holdings Ltd.[1]	374,000	2,196
	Gaming and Leisure Properties, Inc. REIT	43,213	1,832
	American Tower Corp. REIT	7,855	1,763
	Shimao Group Holdings Ltd.[1]	334,500	1,069
	Shimao Services Holdings Ltd.[1,2]	4,271	7

			12,264

American Funds Insurance Series	149

Global Balanced Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Energy 1.25%	TC Energy Corp. (CAD denominated)	51,157	$ 2,080
	Baker Hughes Co., Class A	78,260	1,632
	Chevron Corp.	13,871	1,171
	Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	73,448	825

			5,708

Utilities 1.00%	Enel SpA[1]	365,980	3,696
	Brookfield Infrastructure Partners LP	17,213	852

			4,548

	Total common stocks (cost: $171,327,000)		264,072

Preferred securities 0.45%
Information technology 0.45%	Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	30,276	2,055

	Total preferred securities (cost: $1,560,000)		2,055

Bonds, notes & other debt instruments 31.89%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 14.75%
	Abu Dhabi (Emirate of) 2.50% 2022[3]	$ 200	207
	Abu Dhabi (Emirate of) 0.75% 2023[3]	275	276
	Abu Dhabi (Emirate of) 3.125% 2027[3]	200	225
	Agricultural Development Bank of China 3.75% 2029	CNY550	85
	Agricultural Development Bank of China 2.96% 2030	4,350	630
	Australia (Commonwealth of), Series 152, 2.75% 2028	A$1,175	1,046
	Australia (Commonwealth of), Series 162, 1.75% 2051	400	294
	Bermuda 2.375% 2030[3]	$ 200	210
	Brazil (Federative Republic of) 0% 2021	BRL3,000	572
	Brazil (Federative Republic of) 6.00% 2024[4]	2,395	532
	Brazil (Federative Republic of) 10.00% 2027	1,200	273
	Canada 2.25% 2025	C$1,400	1,191
	Canada 2.25% 2029	1,440	1,286
	Chile (Republic of) 4.50% 2026	CLP235,000	379
	China (People’s Republic of), Series 1916, 3.12% 2026	CNY6,650	1,017
	China (People’s Republic of), Series INBK, 2.85% 2027	6,000	902
	China (People’s Republic of), Series 1906, 3.29% 2029	5,500	845
	China (People’s Republic of), Series 1910, 3.86% 2049	5,010	778
	China (People’s Republic of), Series INBK, 3.39% 2050	300	43
	China Development Bank Corp., Series 1805, 4.04% 2028	5,000	789
	China Development Bank Corp., Series 1905, 3.48% 2029	11,780	1,785
	Colombia (Republic of) 5.75% 2027	COP2,154,200	669
	Colombia (Republic of), Series B, 7.75% 2030	453,000	156
	French Republic O.A.T. 3.25% 2045	€ 160	338
	Germany (Federal Republic of) 0% 2025	910	1,152
	Germany (Federal Republic of) 0.50% 2027	675	893
	Germany (Federal Republic of) 0.25% 2029	830	1,091
	Germany (Federal Republic of) 0% 2030	705	910
	Germany (Federal Republic of) 0% 2030	400	516
	Germany (Federal Republic of) 0% 2050	610	782
	Greece (Hellenic Republic of) 3.375% 2025	475	659
	Greece (Hellenic Republic of) 3.75% 2028	280	421
	Greece (Hellenic Republic of) 3.875% 2029	270	418
	Indonesia (Republic of) 3.75% 2022	$ 410	427
	Indonesia (Republic of) 3.85% 2027[3]	400	458
	Indonesia (Republic of), Series 78, 8.25% 2029	IDR3,977,000	327
	Indonesia (Republic of), Series 82, 7.00% 2030	1,000,000	77

150	American Funds Insurance Series

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Indonesia (Republic of), Series 87, 6.50% 2031	IDR2,010,000	$ 150
Indonesia (Republic of), Series 74, 7.50% 2032	597,000	46
Indonesia (Republic of), Series 65, 6.625% 2033	1,493,000	109
Israel (State of) 2.875% 2024	€ 200	267
Israel (State of) 1.50% 2027	100	133
Israel (State of) 2.00% 2027	ILS2,600	888
Israel (State of) 5.50% 2042	700	373
Italy (Republic of) 0.10% 2023[4]	€ 772	965
Italy (Republic of) 0.95% 2027	1,025	1,315
Japan, Series 134, 0.10% 2022	¥ 31,900	310
Japan, Series 17, 0.10% 2023[4]	10,450	101
Japan, Series 19, 0.10% 2024[4]	30,330	294
Japan, Series 18, 0.10% 2024[4]	20,780	202
Japan, Series 145, 0.10% 2025	110,200	1,078
Japan, Series 21, 0.10% 2026[4]	40,483	394
Japan, Series 346, 0.10% 2027	173,250	1,699
Japan, Series 22, 0.10% 2027[4]	25,376	247
Japan, Series 23, 0.10% 2028[4]	66,293	644
Japan, Series 24, 0.10% 2029[4]	213,289	2,076
Japan, Series 356, 0.10% 2029	112,800	1,105
Japan, Series 360, 0.10% 2030	415,150	4,052
Japan, Series 152, 1.20% 2035	212,000	2,339
Japan, Series 42, 1.70% 2044	94,100	1,156
Kuwait (State of) 2.75% 2022[3]	$ 200	206
Malaysia (Federation of), Series 0119, 3.906% 2026	MYR1,380	372
Malaysia (Federation of), Series 0417, 3.899% 2027	1,300	355
Malaysia (Federation of), Series 0418, 4.893% 2038	2,800	822
Malaysia (Federation of), Series 0519, 3.757% 2040	1,650	431
Malaysia (Federation of), Series 0216, 4.736% 2046	609	173
Morocco (Kingdom of) 4.25% 2022	$ 200	211
Morocco (Kingdom of) 3.50% 2024	€ 100	133
Morocco (Kingdom of) 1.375% 2026	130	160
Morocco (Kingdom of) 1.50% 2031	125	149
Morocco (Kingdom of) 1.50% 2031	100	119
Morocco (Kingdom of) 3.00% 2032[3]	$ 200	204
National Highways Authority of India 7.17% 2021	INR30,000	424
Netherlands (Kingdom of the) 0% 2027	€ 810	1,029
Netherlands (Kingdom of the) 5.50% 2028	100	176
Norway (Kingdom of) 1.75% 2025	NKr4,000	489
Nova Scotia (Province of) 3.15% 2051	C$170	165
Panama (Republic of) 3.16% 2030	$ 265	294
Peru (Republic of) 2.392% 2026	90	96
Peru (Republic of) 6.15% 2032	PEN600	202
Peru (Republic of) 5.625% 2050	$ 20	32
Philippines (Republic of) 1.648% 2031	200	203
Qatar (State of) 3.40% 2025[3]	200	221
Qatar (State of) 4.50% 2028[3]	500	607
Quebec (Province of) 1.90% 2030	C$700	581
Romania 3.624% 2030	€ 692	1,011
Romania 3.624% 2030	225	329
Romania 2.00% 2032	100	128
Romania 3.50% 2034	65	95
Romania 3.875% 2035	170	255
Romania 3.375% 2038	250	352
Romania 4.625% 2049	184	304
Romania 4.625% 2049	25	41
Romania 3.375% 2050	73	103
Russian Federation 7.00% 2023	RUB16,600	237
Russian Federation 2.875% 2025	€ 200	270
Russian Federation 2.875% 2025	100	135
Russian Federation 4.25% 2027	$ 200	229

American Funds Insurance Series	151

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Russian Federation 6.90% 2029	RUB25,250	$ 367
	Russian Federation 7.65% 2030	6,000	92
	Russian Federation 8.50% 2031	5,530	90
	Russian Federation 7.70% 2033	23,030	351
	Russian Federation 7.25% 2034	8,140	120
	Saudi Arabia (Kingdom of) 2.894% 2022[3]	$ 200	206
	Saudi Arabia (Kingdom of) 3.625% 2028[3]	200	224
	Serbia (Republic of) 3.125% 2027	€ 915	1,259
	Singapore (Republic of) 2.625% 2028	S$275	236
	Singapore (Republic of) 2.875% 2029	155	137
	Singapore (Republic of) 2.875% 2030	165	148
	South Africa (Republic of), Series R-214, 6.50% 2041	ZAR2,200	98
	South Africa (Republic of), Series R-2048, 8.75% 2048	6,300	353
	South Korea (Republic of), Series 2209, 2.00% 2022	KRW560,000	525
	South Korea (Republic of), Series 2503, 1.50% 2025	639,700	595
	Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	$ 250	218
	Thailand (Kingdom of) 2.125% 2026	THB16,450	594
	Ukraine 6.75% 2026	€ 150	202
	United Kingdom 1.75% 2022	£ 280	395
	United Kingdom 2.75% 2024	50	76
	United Kingdom 4.75% 2030	460	911
	United Kingdom 4.25% 2032	280	553
	United Kingdom 4.50% 2034	225	476
	United Kingdom 0.625% 2035	600	833
	United Kingdom 3.25% 2044	250	526
	United Mexican States 0.70% 2021	¥100,000	968
	United Mexican States, Series M, 7.50% 2027	MXN25,740	1,473
	United Mexican States, Series M20, 8.50% 2029	11,500	705
	United Mexican States 2.659% 2031	$ 216	222
	United Mexican States, Series M, 8.00% 2047	MXN4,000	237

			67,135

U.S. Treasury bonds & notes 10.85%
U.S. Treasury 10.36%	U.S. Treasury 0.125% 2022	$ 8,318	8,319
	U.S. Treasury 1.875% 2022	700	713
	U.S. Treasury 1.875% 2022	600	617
	U.S. Treasury 0.375% 2025	8,605	8,616
	U.S. Treasury 2.25% 2027	700	774
	U.S. Treasury 2.25% 2027	300	333
	U.S. Treasury 2.875% 2028[5]	1,275	1,477
	U.S. Treasury 2.875% 2028	700	813
	U.S. Treasury 0.625% 2030	2,640	2,580
	U.S. Treasury 0.625% 2030	650	633
	U.S. Treasury 0.875% 2030	14,286	14,231
	U.S. Treasury 2.875% 2046	400	511
	U.S. Treasury 1.375% 2050[5]	8,058	7,540

			47,157

U.S. Treasury inflation-protected securities 0.49%	U.S. Treasury Inflation-Protected Security 0.25% 2029[4]	713	807
	U.S. Treasury Inflation-Protected Security 1.375% 2044[4,5]	279	403
	U.S. Treasury Inflation-Protected Security 1.00% 2049[4,5]	724	1,021

			2,231

	Total U.S. Treasury bonds & notes		49,388

152	American Funds Insurance Series

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 4.81%
Financials 1.23%	ACE INA Holdings Inc. 2.875% 2022	$ 10	$ 10
	ACE INA Holdings Inc. 3.35% 2026	10	11
	ACE INA Holdings Inc. 4.35% 2045	20	27
	Allianz SE 4.75% 2049 (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[6]	€ 100	137
	Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[6]	$ 100	107
	Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[6]	500	511
	Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[6]	236	267
	Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[6]	20	21
	CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)[6]	€ 100	126
	China Construction Bank Corp. 2.45% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.15% on 6/24/2025)[6]	$ 300	308
	Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[6]	175	192
	Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[6]	130	135
	Goldman Sachs Group, Inc. 3.50% 2025	207	230
	Goldman Sachs Group, Inc. 4.017% 2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[6]	78	95
	Groupe BPCE SA 0.64% 2022	¥ 100,000	972
	Groupe BPCE SA 5.70% 2023[3]	$ 200	227
	Groupe BPCE SA 1.00% 2025	€ 100	127
	HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[6]	$ 200	228
	JPMorgan Chase & Co. 3.25% 2022	28	30
	JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[6]	160	197
	Mizuho Financial Group, Ltd. 2.721% 2023 (3-month USD-LIBOR + 0.84% on 7/16/2022)[6]	271	280
	Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[6]	200	202
	Morgan Stanley 3.125% 2026	110	123
	Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[6]	72	78
	New York Life Insurance Company 3.75% 2050[3]	23	28
	PNC Financial Services Group, Inc. 2.854% 2022[6]	100	105
	Rabobank Nederland 3.875% 2023	€ 100	134
	Skandinaviska Enskilda Banken AB 2.80% 2022	$ 250	257
	Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[6]	400	426

			5,591

Utilities 1.05%	Abu Dhabi National Energy Company PJSC (TAQA) 3.625% 2023[3]	200	212
	Berkshire Hathaway Energy Company 3.70% 2030[3]	25	30
	Berkshire Hathaway Energy Company 1.65% 2031[3]	175	175
	CMS Energy Corp. 3.00% 2026	150	166
	Duke Energy Carolinas, LLC 3.05% 2023	280	296
	Duke Energy Progress, LLC 3.70% 2028	75	88
	Edison International 4.125% 2028	160	178
	Enel Finance International SA 2.75% 2023[3]	200	209
	Enel Finance International SA 3.50% 2028[3]	200	228
	Enersis Américas SA 4.00% 2026	35	39
	Exelon Corp. 3.40% 2026	150	169
	Exelon Corp., junior subordinated, 3.497% 2022[6]	25	26
	FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[6]	120	132
	FirstEnergy Corp. 3.50% 2028[3]	35	37
	Interstate Power and Light Co. 2.30% 2030	50	53
	NextEra Energy Capital Holdings, Inc. 2.75% 2029	234	255
	NextEra Energy Capital Holdings, Inc. 2.25% 2030	478	502
	Niagara Mohawk Power Corp. 3.508% 2024[3]	85	93
	Pacific Gas and Electric Co. 2.95% 2026	25	26
	Pacific Gas and Electric Co. 2.10% 2027	100	102
	Pacific Gas and Electric Co. 4.65% 2028	114	130
	Pacific Gas and Electric Co. 4.55% 2030	31	35
	Pacific Gas and Electric Co. 2.50% 2031	600	602
	Pacific Gas and Electric Co. 3.50% 2050	137	137

American Funds Insurance Series	153

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	State Grid Overseas Investment Ltd. 1.25% 2022	€ 100	$ 124
	State Grid Overseas Investment Ltd. 3.50% 2027[3]	$ 450	501
	Xcel Energy Inc. 3.35% 2026	216	244

			4,789

Communication services 0.48%	AT&T Inc. 2.75% 2031	375	401
	AT&T Inc. 2.55% 2033[3]	64	66
	Comcast Corp. 3.95% 2025	80	92
	Deutsche Telekom International Finance BV 9.25% 2032	45	76
	France Télécom 9.00% 2031[6]	65	107
	KT Corp. 0.22% 2022	¥100,000	966
	T-Mobile US, Inc. 2.05% 2028[3]	$ 200	208
	Walt Disney Company 2.65% 2031	240	263

			2,179

Health care 0.46%	Abbott Laboratories 3.75% 2026	51	60
	Aetna Inc. 2.80% 2023	10	10
	Amgen Inc. 1.90% 2025	40	42
	Amgen Inc. 2.20% 2027	30	32
	AstraZeneca PLC 3.50% 2023	150	162
	Bayer US Finance II LLC 3.875% 2023[3]	200	218
	Becton, Dickinson and Company 2.894% 2022	47	49
	Becton, Dickinson and Company 3.734% 2024	35	39
	Becton, Dickinson and Company 3.70% 2027	43	49
	Becton, Dickinson and Company 2.823% 2030	28	31
	Bristol-Myers Squibb Co. 2.90% 2024	178	193
	Cigna Corp. 4.125% 2025	80	92
	EMD Finance LLC 3.25% 2025[3]	250	274
	Medtronic, Inc. 3.50% 2025	31	35
	Novartis Capital Corp. 1.75% 2025	31	33
	Novartis Capital Corp. 2.00% 2027	34	36
	Novartis Capital Corp. 2.20% 2030	73	78
	Stryker Corp. 0.75% 2029	€ 210	267
	Takeda Pharmaceutical Company, Ltd. 2.25% 2026	100	137
	Thermo Fisher Scientific Inc. 4.133% 2025	$ 84	96
	Upjohn Inc. 2.70% 2030[3]	142	151

			2,084

Energy 0.39%	Canadian Natural Resources Ltd. 2.95% 2030	161	173
	Enbridge Inc. 4.25% 2026	70	82
	Enbridge Inc. 3.70% 2027	45	51
	Equinor ASA 1.75% 2026	35	37
	Equinor ASA 2.375% 2030	70	75
	Exxon Mobil Corp. 2.992% 2025	135	148
	Exxon Mobil Corp. 3.482% 2030	170	198
	Halliburton Company 3.80% 2025	3	3
	MPLX LP 2.65% 2030	75	79
	Petróleos Mexicanos 7.19% 2024	MXN1,335	61
	Petróleos Mexicanos 7.47% 2026	5,330	224
	Saudi Arabian Oil Co. 1.625% 2025[3]	$ 200	205
	Shell International Finance BV 3.50% 2023	330	359
	Statoil ASA 3.70% 2024	50	55

			1,750

154	American Funds Insurance Series

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary 0.36%	Amazon.com, Inc. 2.80% 2024	$170	$ 184
	Amazon.com, Inc. 1.20% 2027	50	51
	Amazon.com, Inc. 2.50% 2050	305	316
	Bayerische Motoren Werke AG 3.90% 2025[3]	70	79
	Bayerische Motoren Werke AG 4.15% 2030[3]	70	85
	DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	200	201
	Hyundai Capital America 3.25% 2022[3]	65	68
	Hyundai Capital America 2.375% 2027[3]	109	114
	Hyundai Capital Services Inc. 3.75% 2023[3]	250	266
	Toyota Motor Credit Corp. 2.90% 2023	100	106
	Toyota Motor Credit Corp. 3.00% 2025	100	110
	Toyota Motor Credit Corp. 3.375% 2030	33	39

			1,619

Consumer staples 0.35%	Altria Group, Inc. 1.00% 2023	€110	137
	Altria Group, Inc. 2.20% 2027	270	360
	Anheuser-Busch InBev NV 4.00% 2028	$100	118
	Anheuser-Busch InBev NV 4.75% 2029	220	272
	British American Tobacco PLC 3.215% 2026	62	68
	British American Tobacco PLC 3.557% 2027	105	117
	British American Tobacco PLC 3.462% 2029	75	82
	Conagra Brands, Inc. 4.30% 2024	210	235
	Keurig Dr Pepper Inc. 4.597% 2028	175	213

			1,602

Real estate 0.19%	American Campus Communities, Inc. 3.75% 2023	100	106
	American Campus Communities, Inc. 4.125% 2024	90	98
	Corporate Office Properties LP 3.60% 2023	65	69
	Equinix, Inc. 2.15% 2030	197	201
	Essex Portfolio LP 3.50% 2025	120	133
	Essex Portfolio LP 3.375% 2026	40	45
	WEA Finance LLC 3.75% 2024[3]	200	211

			863

Industrials 0.15%	Carrier Global Corp. 2.242% 2025	36	38
	Carrier Global Corp. 2.493% 2027	30	32
	CCCI Treasure Ltd. 3.425% (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.998% on 2/21/2025)[6]	200	198
	CSX Corp. 3.80% 2050	6	7
	CSX Corp. 2.50% 2051	75	75
	Lima Metro Line 2 Finance Ltd. 5.875% 2034[3]	105	127
	United Technologies Corp. 4.125% 2028	170	203

			680

Information technology 0.13%	Broadcom Inc. 3.15% 2025	70	76
	Broadcom Inc. 4.15% 2030	70	81
	Microsoft Corp. 2.40% 2026	187	204
	Oracle Corp. 2.65% 2026	216	238

			599

Materials 0.02%	Vale Overseas Ltd. 3.75% 2030	94	105

	Total corporate bonds, notes & loans		21,861

American Funds Insurance Series	155

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations 1.42%
Other mortgage-backed securities 0.73%	Korea Housing Finance Corp. 2.00% 2021[3,7]	$ 250	$ 253
	Nordea Kredit 0.50% 2040[7]	DKr1,846	305
	Nykredit Realkredit AS, Series 01E, 1.50% 2037[7]	821	140
	Nykredit Realkredit AS, Series 01E, 0.50% 2040[7]	12,241	2,021
	Nykredit Realkredit AS, Series 01E, 1.50% 2040[7]	2,102	358
	Nykredit Realkredit AS, Series 01E, 0.50% 2050[7]	1,466	238

			3,315

Federal agency mortgage-backed obligations 0.69%	Fannie Mae Pool #MA4228 1.50% 2036[7]	$ 1,042	1,073
	Freddie Mac Pool #SB8083 1.50% 2036[7]	267	275
	Freddie Mac Pool #2B7343 3.711% 2049[7,8]	136	142
	Government National Mortgage Assn. 4.00% 2051[7,9]	75	80
	Government National Mortgage Assn. Pool #MA5986 4.00% 2049[7]	18	19
	Uniform Mortgage-Backed Security 1.50% 2036[7,9]	1,508	1,550

			3,139

	Total mortgage-backed obligations		6,454

Municipals 0.04%
Ohio 0.02%	Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048	100	102

Texas 0.02%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	80	84

	Total municipals		186

Asset-backed obligations 0.02%
	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[3,7,8]	93	95

	Total bonds, notes & other debt instruments (cost: $137,636,000)		145,119

Short-term securities 9.30%

Money market investments 5.35%
	Capital Group Central Cash Fund 0.12%[10,11]	243,271	24,329

Commercial paper 3.95%
	Toronto-Dominion Bank 0.19% due 1/19/2021[3]	9,000	9,000
	NRW.Bank 0.21% due 1/22/2021[3]	9,000	8,999

			17,999

	Total short-term securities (cost: $42,325,000)		42,328

	Total investment securities 99.66% (cost: $352,848,000)		453,574
	Other assets less liabilities 0.34%		1,558

	Net assets 100.00%		$455,132

156	American Funds Insurance Series

Global Balanced Fund  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[12]	Value at 12/31/2020 (000)	[13]	Unrealized appreciation at 12/31/2020 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	18	March 2021	$(1,800)		$(2,814)		$3

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2020
(000)	(000)	Counterparty	date	(000)

GBP626	USD833	Citibank	1/6/2021	$ 24
EUR560	USD665	Goldman Sachs	1/6/2021	19
ILS800	USD239	Standard Chartered Bank	1/6/2021	9
JPY39,700	USD383	UBS AG	1/6/2021	2
CAD10	USD8	Standard Chartered Bank	1/6/2021	– [14]
GBP200	EUR224	Citibank	1/6/2021	– [14]
USD275	MXN5,550	HSBC Bank	1/6/2021	(4)
PLN1,400	USD372	Citibank	1/7/2021	3
EUR715	USD860	Bank of New York Mellon	1/8/2021	14
CNH3,320	USD505	HSBC Bank	1/8/2021	6
USD377	PLN1,400	Barclays Bank PLC	1/8/2021	3
USD451	EUR370	Citibank	1/8/2021	(1)
USD520	EUR430	JPMorgan Chase	1/8/2021	(5)
USD717	MXN14,415	HSBC Bank	1/8/2021	(6)
USD541	CAD700	Standard Chartered Bank	1/8/2021	(9)
USD397	ZAR6,080	Standard Chartered Bank	1/8/2021	(16)
USD899	ILS2,960	Citibank	1/8/2021	(23)
CAD1,400	USD1,094	Goldman Sachs	1/12/2021	6
USD260	AUD350	Citibank	1/12/2021	(10)
JPY234,930	USD2,252	HSBC Bank	1/14/2021	24
CLP175,000	USD237	Citibank	1/14/2021	9
KRW320,500	USD295	Standard Chartered Bank	1/14/2021	– [14]
USD421	INR31,100	HSBC Bank	1/14/2021	(4)
USD11	RUB800	Citibank	1/15/2021	– [14]
EUR717	USD871	Goldman Sachs	1/19/2021	5
CZK11,700	EUR444	Standard Chartered Bank	1/19/2021	2
USD549	CAD700	Barclays Bank PLC	1/19/2021	(1)
USD513	CNH3,360	Goldman Sachs	1/19/2021	(3)
USD540	CZK11,700	Standard Chartered Bank	1/19/2021	(5)
ILS2,000	USD617	Goldman Sachs	1/21/2021	6
MXN8,100	USD404	Morgan Stanley	1/21/2021	2
CNH1,700	USD261	Goldman Sachs	1/21/2021	– [14]
USD174	JPY18,000	Goldman Sachs	1/21/2021	– [14]
USD523	ILS1,700	JPMorgan Chase	1/21/2021	(6)
USD545	BRL2,788	Goldman Sachs	1/22/2021	8
KRW476,000	USD435	Citibank	1/22/2021	3
USD431	KRW476,000	Citibank	1/22/2021	(7)
EUR3,234	USD3,945	HSBC Bank	1/25/2021	8
CAD1,170	USD896	Morgan Stanley	1/29/2021	24
CAD1,170	USD897	Citibank	1/29/2021	22
MXN6,630	USD317	Morgan Stanley	1/29/2021	15
MXN6,640	USD319	Morgan Stanley	1/29/2021	13
ZAR2,790	USD177	JPMorgan Chase	1/29/2021	12
EUR502	DKK3,737	Citibank	1/29/2021	– [14]
EUR63	DKK467	Goldman Sachs	1/29/2021	– [14]
EUR63	DKK467	Citibank	1/29/2021	– [14]

American Funds Insurance Series	157

Global Balanced Fund  (continued)

Forward currency contracts (continued)
				Unrealized appreciation (depreciation at 12/31/2020 (000	) )
Contract amount
Purchases (000)	Sales (000)	Counterparty	Settlement date

EUR1,219	DKK9,069	Citibank	1/29/2021	$ –	[14]
USD280	AUD370	HSBC Bank	1/29/2021	(5)
USD169	ZAR2,790	Bank of America	1/29/2021	(21)
USD617	MXN13,270	Morgan Stanley	1/29/2021	(48)
USD1,764	CAD2,340	Citibank	1/29/2021	(74)
CAD1,390	USD1,074	Barclays Bank PLC	2/10/2021	18
USD1,027	CAD1,320	Goldman Sachs	2/10/2021	(11)
				$ (2)

Swap contracts

Interest rate swaps
		Expiration	Notional	Value at 12/31/2020	Upfront premium paid	Unrealized appreciation at 12/31/2020

Receive	Pay	date	(000)	(000)	(000)	(000)

(0.0955)%	6-month EURIBOR	7/22/2024	€2,200	$21	$–	$21

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection

					Upfront	Unrealized
				Value at	premium	depreciation
Receive/		Expiration	Notional	12/31/2020	paid	at 12/31/2020

Payment frequency	Pay	date	(000)	(000)	(000)	(000)
1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$3,800	$93	$93	$–[14]

Investments in affiliates[11]
	Value of			Net	Net	Value of
	affiliate at			realized	unrealized	affiliate at	Dividend
	1/1/2020	Additions	Reductions	gain	depreciation	12/31/2020	income

	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 5.35%
Money market investments 5.35%
Capital Group Central Cash Fund 0.12%[10]	$2,825	$130,916	$109,410	$3	$(5)	$24,329	$103

158	American Funds Insurance Series

Global Balanced Fund  (continued)

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $131,628,000, which represented 28.92% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,404,000, which represented 5.58% of the net assets of the fund.

[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $184,000, which represented .04% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[9]	Purchased on a TBA basis.
[10]	Rate represents the seven-day yield at 12/31/2020.
[11]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.
[14]	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	KRW = South Korean won
AUD/A$ = Australian dollars	LIBOR = London Interbank Offered Rate
BRL = Brazilian reais	MXN = Mexican pesos
CAD/C$ = Canadian dollars	MYR = Malaysian ringgits
CLP = Chilean pesos	NKr = Norwegian kroner
CNH/CNY = Chinese yuan renminbi	PEN = Peruvian nuevos soles
COP = Colombian pesos	PLN = Polish zloty
CZK = Czech korunas	Ref. = Refunding
DKK/DKr = Danish kroner	Rev. = Revenue
EUR/€ = Euros	RUB = Russian rubles
EURIBOR = Euro Interbank Offered Rate	S$ = Singapore dollars
GBP/£ = British pounds	SOFR = Secured Overnight Financing Rate
IDR = Indonesian rupiah	TBA = To-be-announced
ILS = Israeli shekels	THB = Thai baht
INR = Indian rupees	USD/$ = U.S. dollars
JPY/¥ = Japanese yen	ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	159

Bond Fund

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 96.71%		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 33.25%
Financials 7.75%	ACE INA Holdings Inc. 2.875% 2022	$ 3,625	$ 3,781
	ACE INA Holdings Inc. 3.35% 2026	2,025	2,283
	ACE INA Holdings Inc. 4.35% 2045	2,220	3,011
	AerCap Holdings NV 6.50% 2025	1,798	2,151
	Ally Financial Inc. 5.125% 2024	1,500	1,730
	Ally Financial Inc. 8.00% 2031	8,479	12,081
	Ally Financial Inc. 8.00% 2031	7,070	10,393
	American International Group, Inc. 4.20% 2028	9,875	11,733
	American International Group, Inc. 3.40% 2030	12,313	14,111
	American International Group, Inc. 4.375% 2050	3,455	4,524
	Assicurazioni Generali SpA 10.125% 2042 (3-month EUR-EURIBOR + 9.181% on 7/10/2022)[1]	€ 3,800	5,376
	Banco Do Brasil, SA 4.75% 2024[2]	$10,000	10,775
	Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]	16,676	18,867
	Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[1]	2,515	2,542
	Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[1]	21,177	21,463
	Berkshire Hathaway Finance Corp. 4.20% 2048	8,720	11,520
	BNP Paribas 3.80% 2024[2]	18,775	20,490
	BNP Paribas 2.819% 2025 (3-month USD-LIBOR + 1.111% on 11/19/2024)[1,2]	2,875	3,073
	BNP Paribas 3.375% 2025[2]	6,425	7,049
	BNP Paribas 2.219% 2026 (USD-SOFR + 2.074% on 6/9/2025)[1,2]	12,000	12,565
	CIT Group Inc. 3.929% 2024 (USD-SOFR + 3.827% on 6/19/2023)[1]	5,410	5,728
	CIT Group Inc. 4.75% 2024	2,066	2,263
	Citigroup Inc. 4.60% 2026	1,800	2,111
	Citigroup Inc. 3.668% 2028 (3-month USD-LIBOR + 1.39% on 7/24/2027)[1]	1,000	1,134
	Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[1]	3,001	3,306
	Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[1]	18,102	19,300
	Citigroup Inc. 4.412% 2031 (USD-SOFR + 3.914% on 3/31/2030)[1]	18,470	22,399
	Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	4,450	4,620
	Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[1,2]	12,000	12,555
	Credit Suisse Group AG 3.80% 2023	12,925	13,927
	Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[1,2]	500	542
	Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]	850	895
	Credit Suisse Group AG 2.193% 2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]	5,750	6,014
	Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]	3,096	3,644
	Deutsche Bank AG 3.15% 2021	28,037	28,068
	Deutsche Bank AG 3.375% 2021	1,300	1,313
	Deutsche Bank AG 4.25% 2021	27,043	27,116
	Deutsche Bank AG 4.25% 2021	525	538
	Deutsche Bank AG 3.30% 2022	2,695	2,812
	Deutsche Bank AG 5.00% 2022	2,675	2,798
	Deutsche Bank AG 3.95% 2023	6,350	6,751
	Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[1]	10,475	10,782
	Deutsche Bank AG 3.70% 2024	4,950	5,330
	Deutsche Bank AG 3.70% 2024	2,750	2,967
	Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[1]	8,835	9,662
	Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	42,015	42,990
	Deutsche Bank AG 4.10% 2026	7,305	8,154
	Deutsche Bank AG 4.10% 2026	857	950
	Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	2,900	3,151
	GE Capital Funding, LLC 4.05% 2027[2]	5,346	6,119
	GE Capital Funding, LLC 4.40% 2030[2]	10,000	11,791
	Goldman Sachs Group, Inc. 5.75% 2022	4,800	5,074
	Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[1]	9,600	11,126
	Goldman Sachs Group, Inc., junior subordinated, 5.30% (3-month USD-LIBOR + 3.834% on 11/10/2026)[1]	1,750	1,916
	Groupe BPCE SA 2.75% 2023[2]	6,875	7,192
	Groupe BPCE SA 5.70% 2023[2]	28,166	31,898
	Groupe BPCE SA 5.15% 2024[2]	5,481	6,247
	Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]	6,350	6,504

160	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]	$12,000	$ 14,200
	Intesa Sanpaolo SpA 3.375% 2023[2]	10,035	10,514
	Intesa Sanpaolo SpA 3.25% 2024[2]	770	823
	Intesa Sanpaolo SpA 5.017% 2024[2]	68,143	74,578
	Intesa Sanpaolo SpA 5.71% 2026[2]	15,400	17,634
	Intesa Sanpaolo SpA 3.875% 2027[2]	6,250	6,866
	Intesa Sanpaolo SpA 3.875% 2028[2]	1,986	2,194
	JPMorgan Chase & Co. 2.182% 2028 (USD-SOFR + 1.89% on 6/1/2027)[1]	4,750	5,046
	JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[1]	9,600	10,958
	JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[1]	11,980	14,331
	JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[1]	1,766	1,900
	Lloyds Banking Group PLC 2.438% 2026 (UST Yield Curve Rate T Note Constant Maturity 1-year + 1.00% on 2/5/2025)[1]	2,675	2,827
	Lloyds Banking Group PLC 4.375% 2028	8,825	10,505
	MetLife Capital Trust IV, junior subordinated, 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]	1,405	1,985
	MetLife, Inc. 3.60% 2025	3,490	3,954
	Mizuho Financial Group, Inc. 0.849% 2024 (3-month USD-LIBOR + 0.61% on 9/8/2023)[1]	6,000	6,036
	Morgan Stanley 2.50% 2021	19,200	19,320
	Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[1]	2,300	2,461
	New York Life Insurance Company 3.75% 2050[2]	5,749	6,884
	PNC Financial Services Group, Inc. 2.854% 2022[1]	5,850	6,127
	PNC Funding Corp. 3.30% 2022	8,700	8,989
	Rede D’Or Finance SARL 4.50% 2030[2]	3,000	3,133
	Santander Holdings USA, Inc. 3.50% 2024	8,325	8,997
	Synchrony Financial 2.85% 2022	5,400	5,578
	Synchrony Financial 4.375% 2024	3,640	4,009
	Travelers Companies, Inc. 2.55% 2050	768	809
	UBS Group AG 1.364% 2027 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.08% on 1/30/2026)[1,2]	1,675	1,695
	UniCredit SpA 3.75% 2022[2]	2,545	2,638
	UniCredit SpA 6.572% 2022[2]	11,295	11,904
	UniCredit SpA 4.625% 2027[2]	1,395	1,588
	UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]	16,130	18,192
	UniCredit SpA 7.296% 2034 (5-year USD-ICE Swap + 4.914% on 4/2/2029)[1,2]	10,221	12,362
	UniCredit SpA 5.459% 2035 (5-year USD-ICE Swap + 4.75% on 6/30/2030)[1,2]	606	668
	Wells Fargo & Company 2.10% 2021	16,800	16,971
	Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]	20,480	21,659
	Wells Fargo & Company 2.188% 2026 (USD-SOFR + 2.00% on 4/30/2025)[1]	10,408	10,968
	Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[1]	14,200	15,038

			883,546

Energy 5.65%	Apache Corp. 4.625% 2025	645	678
	Apache Corp. 4.875% 2027	5,475	5,812
	Apache Corp. 4.25% 2030	2,465	2,593
	Apache Corp. 4.75% 2043	12,100	12,569
	Apache Corp. 4.25% 2044	2,100	2,077
	Apache Corp. 5.35% 2049	800	823
	Baker Hughes, a GE Co. 4.486% 2030	914	1,099
	Boardwalk Pipeline Partners, LP 3.375% 2023	1,900	1,984
	BP Capital Markets America Inc. 2.772% 2050	6,417	6,349
	BP Capital Markets PLC 3.00% 2050	8,284	8,490
	Canadian Natural Resources Ltd. 2.05% 2025	3,849	4,041
	Canadian Natural Resources Ltd. 3.85% 2027	1,151	1,293
	Canadian Natural Resources Ltd. 2.95% 2030	2,374	2,542
	Cenovus Energy Inc. 3.80% 2023	1,120	1,164
	Cenovus Energy Inc. 4.25% 2027	12,685	13,858
	Cenovus Energy Inc. 5.25% 2037	770	872
	Cenovus Energy Inc. 5.40% 2047	15,180	17,821

American Funds Insurance Series	161

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Cheniere Energy, Inc. 7.00% 2024	$ 410	$ 479
	Cheniere Energy, Inc. 5.125% 2027	16,000	18,946
	Cheniere Energy, Inc. 3.70% 2029	7,369	8,215
	Chevron Corp. 2.355% 2022	4,800	4,973
	Chevron Corp. 3.078% 2050	1,114	1,239
	Chevron USA Inc. 2.343% 2050	1,365	1,330
	Columbia Pipeline Partners LP 5.80% 2045	1,410	1,929
	Concho Resources Inc. 4.30% 2028	6,095	7,207
	Concho Resources Inc. 4.85% 2048	5,000	6,735
	DCP Midstream Operating LP 4.95% 2022	500	517
	Enbridge Energy Partners, LP 4.20% 2021	6,325	6,432
	Enbridge Energy Partners, LP 5.875% 2025	7,700	9,420
	Enbridge Energy Partners, LP 7.375% 2045	18,154	27,723
	Enbridge Inc. 4.00% 2023	1,500	1,633
	Energy Transfer Operating, LP 5.875% 2024	294	331
	Energy Transfer Operating, LP 2.90% 2025	4,402	4,661
	Energy Transfer Operating, LP 3.75% 2030	7,707	8,319
	Energy Transfer Operating, LP 5.00% 2050	15,408	16,699
	Energy Transfer Partners, LP 4.20% 2023	2,860	3,085
	Energy Transfer Partners, LP 4.50% 2024	4,915	5,380
	Energy Transfer Partners, LP 4.75% 2026	1,506	1,705
	Energy Transfer Partners, LP 4.20% 2027	45	50
	Energy Transfer Partners, LP 4.95% 2028	4,559	5,256
	Energy Transfer Partners, LP 5.25% 2029	1,275	1,489
	Energy Transfer Partners, LP 6.125% 2045	11,780	13,993
	Energy Transfer Partners, LP 5.30% 2047	10,459	11,681
	Energy Transfer Partners, LP 6.00% 2048	1,868	2,223
	Energy Transfer Partners, LP 6.25% 2049	1,775	2,147
	Energy Transfer Partners, LP, junior subordinated, 6.25% (3-month USD-LIBOR + 4.028% on 2/15/2023)[1]	7,850	6,260
	Energy Transfer Partners, LP, junior subordinated, 6.625% (3-month USD-LIBOR + 4.155% on 2/15/2028)[1]	500	425
	Enterprise Products Operating LLC 3.20% 2052	3,031	3,091
	EOG Resources, Inc. 4.375% 2030	451	549
	EOG Resources, Inc. 4.95% 2050	1,776	2,409
	EQT Corp. 3.00% 2022	6,700	6,763
	EQT Corp. 8.75% 2030	7,500	9,178
	Equinor ASA 3.625% 2028	4,928	5,744
	Equinor ASA 3.125% 2030	20,000	22,706
	Equinor ASA 3.25% 2049	5,687	6,320
	Exxon Mobil Corp. 3.043% 2026	4,625	5,127
	Exxon Mobil Corp. 2.61% 2030	1,293	1,413
	Exxon Mobil Corp. 3.452% 2051	4,701	5,373
	Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,167
	Kinder Morgan Energy Partners, LP 5.50% 2044	700	881
	Kinder Morgan, Inc. 5.30% 2034	760	937
	MPLX LP 1.75% 2026	5,557	5,754
	MPLX LP 4.00% 2028	4,665	5,368
	MPLX LP 2.65% 2030	2,404	2,522
	MPLX LP 5.50% 2049	4,741	6,243
	Noble Energy, Inc. 3.25% 2029	744	855
	Noble Energy, Inc. 5.05% 2044	2,407	3,386
	Noble Energy, Inc. 4.95% 2047	4,845	6,889
	Noble Energy, Inc. 4.20% 2049	10,334	13,419
	Occidental Petroleum Corp. 2.90% 2024	4,336	4,180
	Odebrecht Drilling Norbe 7.35% 2026[2,3]	37	10
	Odebrecht Drilling Norbe 0% 2049[2]	1,150	7
	ONEOK, Inc. 2.20% 2025	193	201
	ONEOK, Inc. 5.85% 2026	896	1,074
	ONEOK, Inc. 3.10% 2030	540	576
	ONEOK, Inc. 6.35% 2031	2,794	3,587

162	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	ONEOK, Inc. 5.20% 2048	$ 9,563	$ 11,162
	ONEOK, Inc. 4.50% 2050	1,266	1,331
	ONEOK, Inc. 7.15% 2051	3,275	4,538
	Petrobras Global Finance Co. 5.093% 2030	5,000	5,594
	Petrobras Global Finance Co. 6.90% 2049	4,000	5,080
	Petróleos Mexicanos 6.875% 2026	43,810	47,928
	Petróleos Mexicanos 6.50% 2027	29,533	31,156
	Pioneer Natural Resources Company 1.90% 2030	5,726	5,676
	Plains All American Pipeline, LP 3.80% 2030	590	635
	QEP Resources, Inc. 5.25% 2023	3,420	3,605
	Sabine Pass Liquefaction, LLC 6.25% 2022	2,300	2,421
	Sabine Pass Liquefaction, LLC 5.625% 2023[1]	1,000	1,099
	Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	9,149
	Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	11,667
	Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	18,991
	Sabine Pass Liquefaction, LLC 4.50% 2030[2]	1,797	2,131
	Saudi Arabian Oil Co. 2.875% 2024[2]	4,885	5,189
	Saudi Arabian Oil Co. 1.625% 2025[2]	1,410	1,446
	Schlumberger BV 4.00% 2025[2]	7,915	9,004
	Shell International Finance BV 3.875% 2028	9,410	11,149
	Southwestern Energy Co. 6.45% 2025[1]	920	956
	Sunoco Logistics Operating Partners, LP 5.40% 2047	6,190	6,982
	Targa Resources Partners LP 5.125% 2025	175	180
	Targa Resources Partners LP 5.375% 2027	175	184
	TC PipeLines, LP 4.375% 2025	405	457
	Total Capital Canada Ltd. 2.75% 2023	2,140	2,273
	Total Capital International 3.127% 2050	6,910	7,496
	Total SE 2.986% 2041	1,726	1,889
	Total SE 3.386% 2060	5,200	5,916
	TransCanada PipeLines Ltd. 4.25% 2028	11,275	13,320
	TransCanada PipeLines Ltd. 4.10% 2030	4,776	5,646
	Transcontinental Gas Pipe Line Company, LLC 3.95% 2050	1,372	1,556
	Western Midstream Operating, LP 4.10% 2025[1]	2,782	2,871
	Western Midstream Operating, LP 4.05% 2030	2,202	2,453
	Western Midstream Operating, LP 5.25% 2050	3,079	3,392
	Williams Partners LP 4.50% 2023	500	552
	Williams Partners LP 4.30% 2024	595	657
	WPX Energy, Inc. 4.50% 2030	7,995	8,487

			644,494

Utilities 4.13%	Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[2]	10,500	11,896
	Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2026[2]	300	348
	AEP Transmission Co. LLC 3.65% 2050	350	426
	Alliant Energy Finance LLC 4.25% 2028[2]	500	581
	Ameren Corp. 3.50% 2031	325	374
	Ameren Corp. 4.50% 2049	2,875	3,914
	American Electric Power Company, Inc. 2.30% 2030	1,825	1,909
	Berkshire Hathaway Energy Company 4.50% 2045	5,895	7,475
	Consolidated Edison Co. of New York, Inc. 3.875% 2047	9,200	10,892
	Consumers Energy Co. 4.05% 2048	8,270	10,839
	Consumers Energy Co. 3.75% 2050	5,625	7,074
	Duke Energy Corp. 3.75% 2024	3,826	4,214
	Duke Energy Florida, LLC 3.40% 2046	6,445	7,372
	Duke Energy Progress, LLC 3.70% 2028	3,750	4,393
	Edison International 3.125% 2022	2,900	3,013
	Edison International 3.55% 2024	6,850	7,382
	Edison International 4.95% 2025	175	200
	Edison International 5.75% 2027	3,181	3,810
	Edison International 4.125% 2028	3,644	4,064

American Funds Insurance Series	163

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[1]	$ 1,950	$ 2,282
	Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]	1,000	1,170
	Entergy Louisiana, LLC 4.20% 2048	6,325	8,245
	Eversource Energy 2.75% 2022	527	541
	Eversource Energy 3.80% 2023	5,000	5,478
	Exelon Corp. 3.40% 2026	1,570	1,769
	Exelon Corp. 4.05% 2030	1,250	1,481
	Exelon Corp. 4.70% 2050	250	333
	FirstEnergy Corp. 2.85% 2022 (3.10% on 1/15/2021)[1]	8,750	8,897
	FirstEnergy Corp. 1.60% 2026	481	471
	FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[1]	12,178	13,434
	FirstEnergy Corp. 3.50% 2028[2]	2,400	2,555
	FirstEnergy Corp. 2.25% 2030	1,184	1,146
	FirstEnergy Corp. 2.65% 2030	3,428	3,442
	FirstEnergy Corp. 7.375% 2031	5,150	7,349
	FirstEnergy Corp., Series B, 4.25% 2023 (4.75% on 3/15/2021)[1]	2,750	2,905
	Georgia Power Co. 3.70% 2050	1,938	2,337
	IPALCO Enterprises, Inc. 3.70% 2024	200	218
	Mississippi Power Co. 4.25% 2042	11,247	13,614
	NextEra Energy Capital Holdings, Inc. 2.25% 2030	2,700	2,833
	Niagara Mohawk Power Corp. 3.508% 2024[2]	7,575	8,325
	Niagara Mohawk Power Corp. 4.278% 2034[2]	1,000	1,248
	Pacific Gas and Electric Co. 1.75% 2022	13,000	13,038
	Pacific Gas and Electric Co. 3.25% 2023	5,615	5,862
	Pacific Gas and Electric Co. 3.40% 2024	850	906
	Pacific Gas and Electric Co. 2.95% 2026	9,436	9,988
	Pacific Gas and Electric Co. 3.15% 2026	8,705	9,283
	Pacific Gas and Electric Co. 2.10% 2027	456	463
	Pacific Gas and Electric Co. 3.30% 2027	9,125	9,754
	Pacific Gas and Electric Co. 3.30% 2027	4,675	5,009
	Pacific Gas and Electric Co. 3.75% 2028	6,788	7,421
	Pacific Gas and Electric Co. 4.65% 2028	7,900	9,030
	Pacific Gas and Electric Co. 4.55% 2030	14,505	16,539
	Pacific Gas and Electric Co. 2.50% 2031	19,695	19,745
	Pacific Gas and Electric Co. 3.30% 2040	8,898	8,891
	Pacific Gas and Electric Co. 3.75% 2042	7,825	7,885
	Pacific Gas and Electric Co. 4.75% 2044	336	378
	Pacific Gas and Electric Co. 3.95% 2047	2,835	2,941
	Pacific Gas and Electric Co. 3.50% 2050	6,567	6,542
	Progress Energy, Inc. 7.75% 2031	1,820	2,713
	Public Service Electric and Gas Co. 3.20% 2029	6,000	6,849
	Puget Energy, Inc. 6.00% 2021	3,135	3,245
	Puget Energy, Inc. 5.625% 2022	8,004	8,477
	Puget Energy, Inc. 3.65% 2025	3,000	3,312
	San Diego Gas & Electric Co. 3.32% 2050	1,350	1,539
	Southern California Edison Co. 3.70% 2025	1,275	1,431
	Southern California Edison Co. 2.85% 2029	7,500	8,186
	Southern California Edison Co. 4.20% 2029	11,700	13,853
	Southern California Edison Co. 5.35% 2035	6,450	8,762
	Southern California Edison Co. 5.75% 2035	4,550	6,291
	Southern California Edison Co. 5.625% 2036	7,050	9,007
	Southern California Edison Co. 5.55% 2037	2,775	3,553
	Southern California Edison Co. 5.95% 2038	5,654	7,691
	Southern California Edison Co. 4.50% 2040	8,620	10,400
	Southern California Edison Co. 5.50% 2040	607	811
	Southern California Edison Co. 4.00% 2047	9,061	10,644
	Southern California Edison Co. 4.125% 2048	9,027	10,788
	Southern California Edison Co. 4.875% 2049	5,034	6,649
	Southern California Edison Co. 3.65% 2050	3,461	3,935
	Southern California Edison Co., Series C, 3.60% 2045	2,717	3,015

164	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Southern California Gas Company 2.55% 2030	$ 625	$ 678
	Southern Co. 3.70% 2030	5,450	6,318
	Southern Co. 4.25% 2036	1,725	2,118
	Southern Co. 4.40% 2046	787	991
	Tampa Electric Co. 2.60% 2022	4,350	4,486
	Wisconsin Power and Light Co. 3.65% 2050	1,550	1,842
	Xcel Energy Inc. 3.30% 2025	5,650	6,215
	Xcel Energy Inc. 2.60% 2029	2,925	3,169

			470,892

Health care 3.88%	Abbott Laboratories 3.40% 2023	910	987
	Abbott Laboratories 3.75% 2026	2,244	2,630
	Abbott Laboratories 4.75% 2036	4,565	6,291
	AbbVie Inc. 3.20% 2022	9,600	10,054
	AbbVie Inc. 3.20% 2029	23,754	26,648
	Amgen Inc. 2.45% 2030	10,000	10,720
	Anthem, Inc. 2.375% 2025	1,534	1,641
	AstraZeneca PLC 4.00% 2029	5,920	7,056
	Bayer US Finance II LLC 3.875% 2023[2]	8,783	9,576
	Bayer US Finance II LLC 4.25% 2025[2]	17,570	20,106
	Becton, Dickinson and Company 3.734% 2024	903	1,001
	Becton, Dickinson and Company 4.669% 2047	3,395	4,458
	Boston Scientific Corp. 3.375% 2022	350	365
	Boston Scientific Corp. 3.85% 2025	255	288
	Centene Corp. 4.75% 2025	325	334
	Centene Corp. 4.25% 2027	14,860	15,786
	Centene Corp. 4.625% 2029	14,945	16,611
	Centene Corp. 3.375% 2030	15,718	16,561
	Cigna Corp. 4.375% 2028	7,090	8,571
	EMD Finance LLC 2.95% 2022[2]	2,100	2,157
	Gilead Sciences, Inc. 1.20% 2027	3,828	3,859
	GlaxoSmithKline PLC 3.375% 2023	16,800	18,030
	Laboratory Corp. of America Holdings 4.70% 2045	4,160	5,465
	Novartis Capital Corp. 1.75% 2025	2,361	2,478
	Novartis Capital Corp. 2.20% 2030	5,446	5,851
	Shire PLC 3.20% 2026	15,100	16,901
	Teva Pharmaceutical Finance Co. BV 2.20% 2021	4,911	4,908
	Teva Pharmaceutical Finance Co. BV 2.80% 2023	16,420	16,286
	Teva Pharmaceutical Finance Co. BV 7.125% 2025	45,000	49,828
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	68,853	66,315
	Teva Pharmaceutical Finance Co. BV 6.75% 2028	26,824	30,394
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	41,649
	UnitedHealth Group Inc. 3.35% 2022	4,385	4,597
	UnitedHealth Group Inc. 3.75% 2025	5,410	6,166
	Zimmer Holdings, Inc. 3.15% 2022	7,845	8,070

			442,638

Consumer discretionary 3.74%	Carnival Corp. 11.50% 2023[2]	9,140	10,582
	DaimlerChrysler North America Holding Corp. 1.75% 2023[2]	8,000	8,216
	DaimlerChrysler North America Holding Corp. 3.35% 2023[2]	2,000	2,118
	Ford Motor Credit Co. 4.375% 2023	16,400	17,056
	Ford Motor Credit Co. 4.063% 2024	17,230	18,123
	Ford Motor Credit Co. 3.815% 2027	3,630	3,737
	Ford Motor Credit Co. 4.125% 2027	28,345	29,727
	Ford Motor Credit Co. 4.271% 2027	17,442	18,314
	Ford Motor Credit Co. 5.113% 2029	8,075	9,003
	General Motors Company 5.40% 2023	421	472
	General Motors Company 6.125% 2025	28,743	34,886

American Funds Insurance Series	165

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	General Motors Company 6.80% 2027	$ 1,030	$ 1,325
	General Motors Company 5.00% 2035	5,000	6,026
	General Motors Company 6.75% 2046	1,093	1,579
	General Motors Company 5.40% 2048	7,200	9,068
	General Motors Company 5.95% 2049	334	452
	General Motors Financial Co. 3.15% 2022	25	26
	General Motors Financial Co. 3.45% 2022	200	205
	General Motors Financial Co. 3.55% 2022	3,703	3,863
	General Motors Financial Co. 3.25% 2023	964	1,011
	General Motors Financial Co. 3.70% 2023	2,076	2,202
	General Motors Financial Co. 5.20% 2023	4,371	4,795
	General Motors Financial Co. 3.50% 2024	9,945	10,757
	General Motors Financial Co. 3.95% 2024	6,269	6,830
	General Motors Financial Co. 5.10% 2024	1,081	1,210
	General Motors Financial Co. 2.75% 2025	3,819	4,086
	General Motors Financial Co. 2.90% 2025	1,032	1,103
	General Motors Financial Co. 4.00% 2025	587	647
	General Motors Financial Co. 4.35% 2025	11,358	12,692
	General Motors Financial Co. 5.25% 2026	995	1,174
	General Motors Financial Co. 2.70% 2027	6,079	6,454
	General Motors Financial Co. 3.60% 2030	465	519
	Home Depot, Inc. 4.40% 2021	7,200	7,200
	Home Depot, Inc. 2.95% 2029	6,081	6,914
	Home Depot, Inc. 4.50% 2048	1,915	2,691
	Hyundai Capital America 3.75% 2021[2]	8,500	8,626
	Hyundai Capital America 2.85% 2022[2]	4,118	4,270
	Hyundai Capital America 3.00% 2022[2]	4,500	4,642
	Hyundai Capital America 3.25% 2022[2]	1,521	1,584
	Hyundai Capital America 3.95% 2022[2]	8,000	8,268
	Hyundai Capital America 1.25% 2023[2]	3,150	3,189
	Hyundai Capital America 2.375% 2023[2]	9,977	10,292
	Hyundai Capital America 3.40% 2024[2]	8,180	8,730
	Hyundai Capital America 1.80% 2025[2]	12,714	13,047
	Hyundai Capital America 2.65% 2025[2]	13,054	13,854
	Hyundai Capital America 2.375% 2027[2]	6,264	6,575
	Hyundai Capital America 3.00% 2027[2]	10,408	11,325
	International Game Technology PLC 6.25% 2027[2]	880	1,009
	International Game Technology PLC 5.25% 2029[2]	4,075	4,397
	McDonald’s Corp. 2.125% 2030	2,482	2,620
	McDonald’s Corp. 4.45% 2047	3,535	4,593
	McDonald’s Corp. 3.625% 2049	2,938	3,454
	MGM Resorts International 7.75% 2022	2,000	2,134
	NIKE, Inc. 3.25% 2040	6,171	7,183
	NIKE, Inc. 3.875% 2045	1,560	2,025
	Nissan Motor Co., Ltd. 2.60% 2022[2]	1,415	1,452
	Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	309
	Starbucks Corp. 3.75% 2047	3,785	4,429
	Starbucks Corp. 4.50% 2048	7,680	10,027
	Toyota Motor Credit Corp. 3.375% 2030	6,664	7,802
	Volkswagen Group of America Finance, LLC 4.00% 2021[2]	4,510	4,649
	Volkswagen Group of America Finance, LLC 2.70% 2022[2]	2,473	2,565
	Volkswagen Group of America Finance, LLC 3.125% 2023[2]	2,459	2,598
	Volkswagen Group of America Finance, LLC 4.25% 2023[2]	15,000	16,512
	Volkswagen Group of America Finance, LLC 2.85% 2024[2]	2,996	3,202
	Volkswagen Group of America Finance, LLC 3.35% 2025[2]	2,636	2,900
	Volkswagen Group of America Finance, LLC 4.625% 2025[2]	1,177	1,373
	Volkswagen Group of America Finance, LLC 1.625% 2027[2]	1,645	1,660

			426,358

166	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials 2.75%	Air Lease Corp. 2.875% 2026	$ 11,453	$ 12,127
	Airbus Group SE 2.70% 2023[2]	2,120	2,227
	Avolon Holdings Funding Ltd. 3.625% 2022[2]	2,810	2,872
	Avolon Holdings Funding Ltd. 3.95% 2024[2]	12,514	13,225
	Avolon Holdings Funding Ltd. 4.25% 2026[2]	3,302	3,560
	Avolon Holdings Funding Ltd. 3.25% 2027[2]	8,000	8,181
	BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]	1,680	1,922
	Boeing Company 4.508% 2023	7,801	8,435
	Boeing Company 1.95% 2024	8,719	8,983
	Boeing Company 2.80% 2024	500	525
	Boeing Company 4.875% 2025	31,752	36,216
	Boeing Company 2.75% 2026	15,262	16,056
	Boeing Company 3.10% 2026	649	695
	Boeing Company 2.70% 2027	12,728	13,241
	Boeing Company 5.04% 2027	10,099	11,818
	Boeing Company 3.25% 2028	5,379	5,770
	Boeing Company 3.25% 2028	1,925	2,039
	Boeing Company 3.45% 2028	1,400	1,504
	Boeing Company 3.20% 2029	675	713
	Boeing Company 5.15% 2030	13,626	16,514
	Boeing Company 3.625% 2031	7,358	8,074
	Boeing Company 3.90% 2049	1,411	1,497
	Boeing Company 5.805% 2050	1,782	2,462
	Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[2]	2,485	2,609
	Carrier Global Corp. 2.722% 2030	855	914
	Carrier Global Corp. 3.377% 2040	15,000	16,400
	Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	38	38
	Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	164	163
	GE Capital International Funding Co. 4.418% 2035	20,075	23,965
	General Electric Capital Corp. 3.373% 2025	4,615	5,139
	General Electric Capital Corp. 6.15% 2037	1,425	1,967
	General Electric Co. 3.45% 2027	1,250	1,412
	General Electric Co. 3.625% 2030	675	772
	General Electric Co. 4.25% 2040	5,500	6,502
	General Electric Co. 4.35% 2050	6,575	7,997
	Mexico City Airport Trust 5.50% 2046	1,959	2,090
	Mexico City Airport Trust 5.50% 2047	5,909	6,238
	Mexico City Airport Trust 5.50% 2047[2]	1,132	1,195
	Northrop Grumman Corp. 3.25% 2028	10,845	12,266
	Union Pacific Corp. 2.15% 2027	2,213	2,354
	Union Pacific Corp. 2.40% 2030	4,454	4,802
	Union Pacific Corp. 3.25% 2050	7,000	7,980
	United Rentals, Inc. 5.50% 2027	5,000	5,366
	United Technologies Corp. 3.125% 2027	9,525	10,695
	Vinci SA 3.75% 2029[2]	12,456	14,620

			314,140

Consumer staples 2.24%	Altria Group, Inc. 2.85% 2022	4,800	4,986
	Altria Group, Inc. 4.40% 2026	8,840	10,266
	Altria Group, Inc. 4.50% 2043	1,585	1,820
	Altria Group, Inc. 5.95% 2049	9,039	12,664
	Anheuser-Busch InBev NV 4.75% 2029	7,500	9,255
	Anheuser-Busch InBev NV 5.55% 2049	11,149	15,850
	Anheuser-Busch InBev NV 4.50% 2050	5,000	6,302
	British American Tobacco International Finance PLC 3.95% 2025[2]	16,879	18,997
	British American Tobacco International Finance PLC 1.668% 2026	4,070	4,168
	British American Tobacco PLC 3.557% 2027	10,991	12,241
	British American Tobacco PLC 2.259% 2028	4,348	4,517

American Funds Insurance Series	167

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	British American Tobacco PLC 4.39% 2037	$ 1,500	$ 1,679
	British American Tobacco PLC 4.54% 2047	12,786	14,199
	British American Tobacco PLC 4.758% 2049	23,659	27,475
	Conagra Brands, Inc. 5.30% 2038	436	584
	Conagra Brands, Inc. 5.40% 2048	57	81
	Constellation Brands, Inc. 3.50% 2027	7,500	8,470
	General Mills, Inc. (3-month USD-LIBOR + 0.54%) 0.770% 2021[4]	10,620	10,636
	General Mills, Inc. 3.20% 2021	2,170	2,187
	Imperial Tobacco Finance PLC 3.50% 2023[2]	2,335	2,446
	JBS Investments GmbH II 7.00% 2026[2]	3,868	4,181
	JBS Investments GmbH II 7.00% 2026	1,665	1,800
	Keurig Dr Pepper Inc. 4.057% 2023	6,190	6,730
	Keurig Dr Pepper Inc. 4.597% 2028	10,752	13,101
	Molson Coors Brewing Co. 2.10% 2021	2,415	2,435
	Molson Coors Brewing Co. 4.20% 2046	9,955	11,423
	Philip Morris International Inc. 4.25% 2044	9,550	12,029
	Reynolds American Inc. 4.45% 2025	14,570	16,598
	Reynolds American Inc. 5.85% 2045	1,970	2,521
	Wal-Mart Stores, Inc. 2.85% 2024	6,765	7,321
	Wal-Mart Stores, Inc. 3.05% 2026	7,720	8,694

			255,656

Communication services 1.48%	AT&T Inc. 2.55% 2033[2]	4,953	5,104
	AT&T Inc. 3.50% 2053[2]	1,915	1,915
	AT&T Inc. 3.55% 2055[2]	8,325	8,297
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[2]	4,800	5,100
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	5,642	5,968
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,000	6,547
	CenturyLink, Inc. 4.00% 2027[2]	16,374	16,929
	CenturyLink, Inc. 7.65% 2042	5,000	6,066
	Comcast Corp. 3.15% 2028	7,200	8,130
	Comcast Corp. 2.65% 2030	7,500	8,199
	Comcast Corp. 4.00% 2048	5,000	6,292
	NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[2]	5,170	5,280
	SoftBank Group Corp. 3.36% 2023[2]	2,175	2,199
	Tencent Holdings Ltd. 2.39% 2030[2]	10,000	10,264
	T-Mobile US, Inc. 3.50% 2025[2]	3,275	3,622
	T-Mobile US, Inc. 3.75% 2027[2]	5,000	5,699
	T-Mobile US, Inc. 3.875% 2030[2]	4,500	5,217
	T-Mobile US, Inc. 3.00% 2041[2]	2,100	2,181
	T-Mobile US, Inc. 4.50% 2050[2]	11,575	14,298
	Verizon Communications Inc. 4.40% 2034	5,080	6,342
	Verizon Communications Inc. 2.875% 2050	3,000	3,026
	Vodafone Group PLC 4.375% 2028	10,000	11,979
	Vodafone Group PLC 4.25% 2050	3,050	3,785
	Walt Disney Company 2.65% 2031	15,000	16,450

			168,889

Information technology 1.02%	Apple Inc. 1.55% 2021	11,630	11,714
	Broadcom Inc. 3.625% 2024	3,000	3,297
	Broadcom Inc. 3.15% 2025	5,000	5,462
	Broadcom Inc. 4.25% 2026	41,375	47,428
	Broadcom Ltd. 3.875% 2027	14,860	16,706
	Financial & Risk US Holdings, Inc. 6.25% 2026[2]	3,325	3,556
	Microsoft Corp. 2.525% 2050	10,000	10,546

168	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology (continued)	PayPal Holdings, Inc. 1.65% 2025	$6,989	$ 7,308
	Simon Property Group, LP 3.50% 2025	4,775	5,305
	Simon Property Group, LP 2.65% 2030	5,225	5,569

			116,891

Real estate 0.36%	Alexandria Real Estate Equities, Inc. 3.95% 2028	1,425	1,657
	Alexandria Real Estate Equities, Inc. 4.50% 2029	150	184
	American Campus Communities, Inc. 3.75% 2023	2,900	3,066
	American Campus Communities, Inc. 3.875% 2031	620	703
	Corporate Office Properties LP 5.25% 2024	10	11
	Equinix, Inc. 2.90% 2026	3,287	3,599
	Equinix, Inc. 3.20% 2029	3,846	4,245
	Essex Portfolio LP 3.25% 2023	335	353
	Essex Portfolio LP 3.875% 2024	1,000	1,099
	Hospitality Properties Trust 5.00% 2022	1,270	1,295
	Hospitality Properties Trust 4.50% 2025	855	844
	Hospitality Properties Trust 3.95% 2028	1,710	1,655
	Iron Mountain Inc. 4.875% 2027[2]	1,605	1,682
	Iron Mountain Inc. 5.25% 2028[2]	3,500	3,700
	Iron Mountain Inc. 4.875% 2029[2]	2,770	2,925
	Iron Mountain Inc. 5.25% 2030[2]	3,000	3,244
	Iron Mountain Inc. 4.50% 2031[2]	2,080	2,181
	Kimco Realty Corp. 3.40% 2022	1,045	1,098
	Omega Healthcare Investors, Inc. 4.375% 2023	900	974
	Piedmont Operating Partnership LP 4.45% 2024	1,000	1,072
	Scentre Group 2.375% 2021[2]	175	176
	Scentre Group 3.50% 2025[2]	4,565	4,885

			40,648

Materials 0.25%	Air Products and Chemicals, Inc. 2.70% 2040	5,736	6,182
	Braskem SA 4.50% 2030[2]	2,500	2,572
	LYB International Finance III, LLC 2.25% 2030	3,802	3,935
	LYB International Finance III, LLC 3.375% 2040	2,996	3,208
	LYB International Finance III, LLC 3.625% 2051	8,881	9,723
	LYB International Finance III, LLC 3.80% 2060	2,833	3,061

			28,681

	Total corporate bonds, notes & loans		3,792,833

Mortgage-backed obligations 31.72%
Federal agency mortgage-backed obligations 30.74%	Fannie Mae Pool #976945 5.50% 2023[5]	67	68
	Fannie Mae Pool #AB1068 4.50% 2025[5]	136	145
	Fannie Mae Pool #AB4088 3.00% 2026[5]	629	662
	Fannie Mae Pool #AJ9156 3.00% 2026[5]	326	343
	Fannie Mae Pool #AJ6967 3.00% 2026[5]	164	173
	Fannie Mae Pool #AJ5522 3.00% 2026[5]	4	4
	Fannie Mae Pool #256133 4.50% 2026[5]	161	175
	Fannie Mae Pool #AK5394 3.00% 2027[5]	774	814
	Fannie Mae Pool #AL5603 3.00% 2027[5]	685	719
	Fannie Mae Pool #AX3597 3.00% 2027[5]	318	335
	Fannie Mae Pool #AL4641 3.00% 2027[5]	300	315
	Fannie Mae Pool #AB4281 3.00% 2027[5]	136	143
	Fannie Mae Pool #AJ9355 3.00% 2027[5]	88	92
	Fannie Mae Pool #AB4486 3.00% 2027[5]	69	73
	Fannie Mae Pool #AB5236 3.00% 2027[5]	27	29
	Fannie Mae Pool #AO0800 3.00% 2027[5]	24	25
	Fannie Mae Pool #AK0971 3.00% 2027[5]	12	12
	Fannie Mae Pool #AL3802 3.00% 2028[5]	957	1,005

American Funds Insurance Series	169

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #AR3058 3.00% 2028[5]	$ 107		$ 113
	Fannie Mae Pool #AL8241 3.00% 2029[5]	908		954
	Fannie Mae Pool #BM4299 3.00% 2030[5]	2,701		2,834
	Fannie Mae Pool #AL9573 3.00% 2031[5]	109		114
	Fannie Mae Pool #AS8018 3.00% 2031[5]	81		87
	Fannie Mae Pool #BM4741 3.00% 2032[5]	66		69
	Fannie Mae Pool #MA4229 2.00% 2036[5]	58,877		61,594
	Fannie Mae Pool #924866 2.265% 2037[4,5]	728		737
	Fannie Mae Pool #945680 6.00% 2037[5]	709		840
	Fannie Mae Pool #913966 6.00% 2037[5]	70		81
	Fannie Mae Pool #889982 5.50% 2038[5]	1,514		1,779
	Fannie Mae Pool #988588 5.50% 2038[5]	271		319
	Fannie Mae Pool #AB1297 5.00% 2040[5]	323		376
	Fannie Mae Pool #AH8144 5.00% 2041[5]	1,915		2,228
	Fannie Mae Pool #AH9479 5.00% 2041[5]	1,866		2,170
	Fannie Mae Pool #AI1862 5.00% 2041[5]	1,569		1,825
	Fannie Mae Pool #AI3510 5.00% 2041[5]	923		1,073
	Fannie Mae Pool #AJ0704 5.00% 2041[5]	837		974
	Fannie Mae Pool #AJ5391 5.00% 2041[5]	479		554
	Fannie Mae Pool #BM6240 2.754% 2044[4,5]	3,104		3,245
	Fannie Mae Pool #AZ3904 4.00% 2045[5]	85		92
	Fannie Mae Pool #AL8522 3.50% 2046[5]	1,516		1,656
	Fannie Mae Pool #BD1968 4.00% 2046[5]	2,149		2,347
	Fannie Mae Pool #BE0592 4.00% 2046[5]	851		912
	Fannie Mae Pool #BD5477 4.00% 2046[5]	517		566
	Fannie Mae Pool #CA0770 3.50% 2047[5]	10,841		11,523
	Fannie Mae Pool #BJ1910 3.50% 2047[5]	4,361		4,626
	Fannie Mae Pool #CA0706 4.00% 2047[5]	268		288
	Fannie Mae Pool #MA3058 4.00% 2047[5]	108		116
	Fannie Mae Pool #BM4413 4.50% 2047[5]	7,086		7,724
	Fannie Mae Pool #BF0293 3.00% 2048[5]	13,107		13,989
	Fannie Mae Pool #BF0318 3.50% 2048[5]	12,283		13,278
	Fannie Mae Pool #CA1189 3.50% 2048[5]	3,157		3,352
	Fannie Mae Pool #BK0920 4.00% 2048[5]	1,600		1,709
	Fannie Mae Pool #BJ9252 4.00% 2048[5]	506		540
	Fannie Mae Pool #MA3384 4.00% 2048[5]	308		330
	Fannie Mae Pool #BJ9256 4.00% 2048[5]	287		306
	Fannie Mae Pool #BJ0639 4.00% 2048[5]	214		229
	Fannie Mae Pool #BJ9169 4.00% 2048[5]	182		195
	Fannie Mae Pool #BK0915 4.00% 2048[5]	150		160
	Fannie Mae Pool #BJ5749 4.00% 2048[5]	33		36
	Fannie Mae Pool #BM4676 4.00% 2048[5]	25		27
	Fannie Mae Pool #CA2493 4.50% 2048[5]	1,774		1,928
	Fannie Mae Pool #CA4534 3.00% 2049[5]	16,409		17,767
	Fannie Mae Pool #CA3807 3.00% 2049[5]	2,275		2,468
	Fannie Mae Pool #CA3806 3.00% 2049[5]	1,230		1,338
	Fannie Mae Pool #FM0007 3.50% 2049[5]	31,664		34,351
	Fannie Mae Pool #CA4802 3.50% 2049[5]	30,616		33,658
	Fannie Mae Pool #FM1954 3.50% 2049[5]	14,979		16,159
	Fannie Mae Pool #FM1589 3.50% 2049[5]	9,307		10,016
	Fannie Mae Pool #FM2092 3.50% 2049[5]	9,040		9,875
	Fannie Mae Pool #FM1262 4.00% 2049[5]	125,351		136,525
	Fannie Mae Pool #MA4256 2.50% 2051[5]	2,843		2,998
	Fannie Mae Pool #BF0264 3.50% 2058[5]	14,025		15,509
	Fannie Mae Pool #BF0332 3.00% 2059[5]	30,573		33,245
	Fannie Mae, Series 2001-4, Class GA, 9.081% 2025[4,5]	–	[6]	–	[6]
	Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	10		12
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[5]	23		28
	Fannie Mae, Series 2002-W1, Class 2A, 5.522% 2042[4,5]	30		34
	Freddie Mac Pool #ZA2657 3.00% 2026[5]	455		479
	Freddie Mac Pool #ZK3537 3.00% 2026[5]	88		92

170	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #ZK4277 3.00% 2027[5]	$ 575	$ 605
	Freddie Mac Pool #ZK3836 3.00% 2027[5]	190	200
	Freddie Mac Pool #ZK3970 3.00% 2027[5]	181	190
	Freddie Mac Pool #ZS6521 3.00% 2027[5]	119	125
	Freddie Mac Pool #ZK3893 3.00% 2027[5]	59	62
	Freddie Mac Pool #ZK4162 3.00% 2027[5]	45	47
	Freddie Mac Pool #ZS8452 3.00% 2027[5]	15	15
	Freddie Mac Pool #ZK4039 3.00% 2027[5]	6	7
	Freddie Mac Pool #ZS8463 3.00% 2027[5]	6	6
	Freddie Mac Pool #ZS8507 3.00% 2028[5]	225	236
	Freddie Mac Pool #ZK7590 3.00% 2029[5]	4,648	4,925
	Freddie Mac Pool #ZK7593 3.00% 2029[5]	235	249
	Freddie Mac Pool #ZT1931 3.00% 2033[5]	306	322
	Freddie Mac Pool #A15120 5.50% 2033[5]	64	72
	Freddie Mac Pool #QN1073 3.00% 2034[5]	154	163
	Freddie Mac Pool #SB8083 1.50% 2036[5]	14,702	15,135
	Freddie Mac Pool #SB8084 2.00% 2036[5]	15,986	16,724
	Freddie Mac Pool #G05196 5.50% 2038[5]	84	99
	Freddie Mac Pool #G05267 5.50% 2038[5]	62	73
	Freddie Mac Pool #G06020 5.50% 2039[5]	121	142
	Freddie Mac Pool #A93948 4.50% 2040[5]	269	303
	Freddie Mac Pool #G05860 5.50% 2040[5]	448	525
	Freddie Mac Pool #G06868 4.50% 2041[5]	294	329
	Freddie Mac Pool #G06841 5.50% 2041[5]	689	810
	Freddie Mac Pool #841039 3.54% 2043[4,5]	3,059	3,166
	Freddie Mac Pool #G60138 3.50% 2045[5]	23,567	25,901
	Freddie Mac Pool #Z40130 3.00% 2046[5]	29,938	32,684
	Freddie Mac Pool #G61733 3.00% 2047[5]	7,668	8,318
	Freddie Mac Pool #Q52157 3.50% 2047[5]	4,216	4,476
	Freddie Mac Pool #G08789 4.00% 2047[5]	1,664	1,788
	Freddie Mac Pool #G67709 3.50% 2048[5]	23,635	25,832
	Freddie Mac Pool #G67710 3.50% 2048[5]	21,713	23,367
	Freddie Mac Pool #G61628 3.50% 2048[5]	657	712
	Freddie Mac Pool #SI2002 4.00% 2048[5]	3,356	3,592
	Freddie Mac Pool #Q58494 4.00% 2048[5]	1,884	2,015
	Freddie Mac Pool #QA4673 3.00% 2049[5]	42,800	46,229
	Freddie Mac Pool #SD7507 3.00% 2049[5]	28,385	30,699
	Freddie Mac Pool #SD7509 3.00% 2049[5]	8,724	9,372
	Freddie Mac Pool #QA5125 3.50% 2049[5]	27,889	30,661
	Freddie Mac Pool #SD7508 3.50% 2049[5]	19,850	21,774
	Freddie Mac Pool #RA1369 3.50% 2049[5]	4,667	5,071
	Freddie Mac Pool #ZN4842 3.50% 2049[5]	1,676	1,818
	Freddie Mac Pool #RA2020 3.00% 2050[5]	3,353	3,604
	Freddie Mac Pool #SD7514 3.50% 2050[5]	39,178	42,144
	Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	90	105
	Freddie Mac, Series 3318, Class JT, 5.50% 2037[5]	236	272
	Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 2021[5]	6,104	6,143
	Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[5]	4,300	4,402
	Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[5]	9,240	9,432
	Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[5]	189	177
	Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[5]	190	175
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[5]	15,166	16,431
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[5]	3,146	3,429
	Government National Mortgage Assn. 2.00% 2051[5,7]	285,328	297,877
	Government National Mortgage Assn. 2.00% 2051[5,7]	144,122	150,225
	Government National Mortgage Assn. Pool #MA5817 4.00% 2049[5]	38,672	41,466
	Government National Mortgage Assn. Pool #MA5876 4.00% 2049[5]	5,631	6,024
	Government National Mortgage Assn. Pool #MA6221 4.50% 2049[5]	17,517	18,955
	Government National Mortgage Assn. Pool #MA5764 4.50% 2049[5]	1,913	2,071
	Government National Mortgage Assn. Pool #MA5878 5.00% 2049[5]	44,710	48,986
	Government National Mortgage Assn. Pool #MA6042 5.00% 2049[5]	119	131

American Funds Insurance Series	171

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Uniform Mortgage-Backed Security 1.50% 2036[5,7]	$ 408,695	$ 419,729
	Uniform Mortgage-Backed Security 1.50% 2036[5,7]	343,501	352,950
	Uniform Mortgage-Backed Security 2.00% 2036[5,7]	197,784	206,562
	Uniform Mortgage-Backed Security 2.00% 2051[5,7]	330,010	341,624
	Uniform Mortgage-Backed Security 2.00% 2051[5,7]	170,554	176,843
	Uniform Mortgage-Backed Security 2.50% 2051[5,7]	134,685	141,513
	Uniform Mortgage-Backed Security 2.50% 2051[5,7]	86,091	90,588
	Uniform Mortgage-Backed Security 3.00% 2051[5,7]	166,000	174,066
	Uniform Mortgage-Backed Security 3.50% 2051[5,7]	31,602	33,449
	Uniform Mortgage-Backed Security 4.00% 2051[5,7]	52,938	56,615
	Uniform Mortgage-Backed Security 4.50% 2051[5,7]	68,056	73,853

			3,506,261

Collateralized mortgage-backed obligations (privately originated) 0.64%	Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[2,5]	390	394
	Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.748% 2029[2,4,5]	3,175	3,181
	BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[2,5]	1,381	1,426
	BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[2,4,5]	1,127	1,167
	Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 2048[2,4,5]	1,038	1,050
	Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 2048[2,4,5]	1,546	1,572
	Cascade Funding Mortgage Trust, Series 2019-HB1, Class M1, 2.572% 2029[2,4,5]	1,950	1,960
	Cascade Funding Mortgage Trust, Series 2019-HB1, Class M2, 2.863% 2029[2,4,5]	475	478
	Cascade Funding Mortgage Trust, Series 2019-HB1, Class M3, 3.257% 2029[2,4,5]	243	241
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[2,4,5]	1,162	1,163
	Citigroup Mortgage Loan Trust Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[2,4,5]	1,479	1,491
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[2,5]	1,612	1,674
	Finance of America HECM Buyout, Series 2019-HB1, Class M1, 2.105% 2030[2,4,5]	1,400	1,407
	Finance of America HECM Buyout, Series 2020-HB1, Class M2, 2.389% 2030[2,4,5]	500	490
	Finance of America HECM Buyout, Series 2020-HB1, Class M3, 2.723% 2030[2,4,5]	253	243
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[2,5]	4,485	4,866
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[2,5]	3,798	4,172
	JPMorgan Mortgage Trust, Series 2020-INV1, Class A3, 3.50% 2050[2,4,5]	4,399	4,584
	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[2,4,5]	1,529	1,536
	Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[2,4,5]	6,556	6,571
	Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[2,4,5]	11,402	11,490
	Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[2,4,5]	2,119	2,187
	Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 2049[2,4,5]	1,684	1,697
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[2,5]	17,877	18,323

			73,363

Commercial mortgage-backed securities 0.34%	Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 2052[5]	100	117
	Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2052[5]	770	915
	Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 2061[5]	1,018	1,156
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2061[5]	130	147
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2061[5]	205	237
	Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 2061[4,5]	2,444	2,916
	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[5]	295	317
	Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 2052[5]	2,541	3,057
	Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 2053[4,5]	781	955
	Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 2049[5]	250	277
	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2049[5]	610	687
	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922% 2045[2,5]	430	425
	Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[2,4,5]	312	330
	Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 2047[5]	350	385
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.563% 2048[4,5]	204	211
	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.044% 2050[4,5]	300	318

172	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 2049[5]	$ 200	$ 219
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[2,5]	2,601	2,759
	GS Mortgage Securities Trust, Series 2011-GC5, Class B, 5.555% 2044[2,4,5]	530	529
	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 2050[5]	400	457
	GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2052[5]	100	119
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[5]	1,536	1,656
	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2047[5]	3,280	3,597
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 2050[5]	240	272
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 2050[5]	640	732
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A, 3.735% 2031[2,5]	785	818
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 2049[4,5]	2,040	2,327
	L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2,5]	153	153
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 2047[5]	2,038	2,224
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4,
	3.306% 2048[5]	410	447
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.72% 2049[5]	245	281
	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 2048[5]	730	814
	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class C, 4.608% 2049[4,5]	208	204
	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 2048[5]	2,437	2,714
	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class C, 4.094% 2048[4,5]	220	225
	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class B, 2.967% 2049[5]	350	360
	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class AS, 3.484% 2049[5]	130	143
	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 2049[5]	2,550	2,932
	Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 2052[5]	1,019	1,154
	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 2059[5]	250	280
	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 2060[5]	205	235

			38,101

	Total mortgage-backed obligations		3,617,725

U.S. Treasury bonds & notes 24.40%
U.S. Treasury 22.29%	U.S. Treasury 0.125% 2022	63,000	63,006
	U.S. Treasury 2.625% 2023	70,000	75,132
	U.S. Treasury 2.75% 2023	173,600	184,108
	U.S. Treasury 2.125% 2024	72,100	77,178
	U.S. Treasury 2.125% 2024[8]	72,100	77,015
	U.S. Treasury 0.25% 2025[8]	402,459	401,224
	U.S. Treasury 0.25% 2025	11,240	11,190
	U.S. Treasury 2.875% 2025[8]	96,200	107,380
	U.S. Treasury 2.875% 2025	72,100	80,105
	U.S. Treasury 1.375% 2026[8]	75,000	78,872
	U.S. Treasury 1.625% 2026	50,000	53,288
	U.S. Treasury 0.50% 2027	185,625	185,110
	U.S. Treasury 0.50% 2027	160,000	158,960
	U.S. Treasury 2.25% 2027[8]	120,200	133,420
	U.S. Treasury 2.25% 2027[8]	72,100	79,675
	U.S. Treasury 6.125% 2027	24,000	32,951
	U.S. Treasury 2.875% 2028	72,100	83,726
	U.S. Treasury 0.875% 2030	147,750	147,185
	U.S. Treasury 1.125% 2040	88,288	83,802
	U.S. Treasury 2.25% 2049	41,697	47,726

American Funds Insurance Series	173

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 3.00% 2049[8]	$ 150,000	$197,801
	U.S. Treasury 1.25% 2050	44,000	39,906
	U.S. Treasury 1.375% 2050	153,811	143,929

			2,542,689

U.S. Treasury inflation-protected securities 2.11%	U.S. Treasury Inflation-Protected Security 0.375% 2027[8,9]	79,834	89,865
	U.S. Treasury Inflation-Protected Security 0.50% 2028[8,9]	79,172	89,819
	U.S. Treasury Inflation-Protected Security 1.00% 2049[9]	14,978	21,124
	U.S. Treasury Inflation-Protected Security 0.25% 2050[9]	33,837	40,307

			241,115

	Total U.S. Treasury bonds & notes		2,783,804

Bonds & notes of governments & government agencies outside the U.S. 3.06%
	Dominican Republic 5.95% 2027[2]	8,100	9,548
	Italy (Republic of) 0.95% 2023	€ 45,000	56,628
	Italy (Republic of) 1.50% 2025	33,327	43,649
	Japan, Series 20, 0.10% 2025[9]	¥11,396,250	110,591
	Paraguay (Republic of) 4.625% 2023	$ 1,025	1,104
	Paraguay (Republic of) 5.00% 2026	1,250	1,469
	Paraguay (Republic of) 4.95% 2031	3,487	4,232
	Portuguese Republic 5.125% 2024	24,775	28,835
	Portuguese Republic 5.65% 2024	€ 20,000	29,205
	PT Indonesia Asahan Aluminium Tbk 5.23% 2021[2]	$ 1,862	1,935
	PT Indonesia Asahan Aluminium Tbk 5.71% 2023[2]	1,020	1,129
	PT Indonesia Asahan Aluminium Tbk 4.75% 2025[2]	1,270	1,405
	PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]	340	410
	PT Indonesia Asahan Aluminium Tbk 5.80% 2050[2]	1,150	1,431
	Qatar (State of) 4.50% 2028[2]	5,100	6,188
	Qatar (State of) 5.103% 2048[2]	3,400	4,790
	Saudi Arabia (Kingdom of) 3.628% 2027[2]	5,000	5,624
	Saudi Arabia (Kingdom of) 3.625% 2028[2]	11,435	12,835
	United Mexican States, Series M, 5.75% 2026	MXN527,500	27,728

			348,736

Asset-backed obligations 2.19%
	Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[2,5]	$ 7,689	7,958
	Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[2,5]	2,427	2,480
	Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[2,5]	623	637
	Aesop Funding LLC, Series 2020-2A, Class C, 4.25% 2027[2,5]	1,279	1,316
	American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.15% 2024[2,5]	900	905
	American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 2026[2,5]	2,602	2,648
	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 2026[2,5]	2,500	2,587
	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 2022[5]	3,749	3,771
	CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[5]	400	420
	CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[2,5]	10,894	11,127
	CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[2,5]	2,086	2,121
	CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[2,5]	3,567	3,634
	CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[2,5]	387	392
	CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 2024[2,5]	835	852
	CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[2,5]	743	759
	CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[2,5]	1,125	1,166
	CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[2,5]	3,045	3,140
	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[2,5]	7,411	7,581
	Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 2023[5]	2,087	2,101
	Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[5]	4,910	5,060
	Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[5]	4,665	4,794
	Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[5]	4,020	4,190

174	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[2,5]	$ 880	$898
	Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[2,5]	1,915	1,981
	Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[2,5]	2,565	2,619
	Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2025[2,5]	4,250	4,414
	Drivetime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 2026[2,5]	817	825
	Exeter Automobile Receivables Trust, Series 2017-3A, Class B, 2.81% 2022[2,5]	572	572
	Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.06% 2023[2,5]	1,791	1,800
	Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[2,5]	5,000	5,108
	Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 2024[2,5]	2,500	2,553
	Exeter Automobile Receivables Trust, Series 2019-1A, Class C, 3.82% 2024[2,5]	4,145	4,208
	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 2025[5]	780	787
	Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[2,5]	5,000	5,171
	Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[2,5]	6,000	6,271
	Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 2026[5]	1,012	1,027
	FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[2,5]	18,161	18,292
	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[2,5]	26,755	26,972
	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[2,5]	17,675	18,968
	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[2,5]	939	1,025
	Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[2,5]	6,672	7,043
	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[2,5]	30,740	33,823
	Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[5]	2,625	2,709
	GM Financial Automobile Leasing Trust, Series 2020-2, Class B, 1.56% 2024[5]	360	367
	GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 2024[5]	301	312
	GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 2024[5]	425	444
	GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class B, 2.57% 2023[5]	520	528
	GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 2023[5]	360	366
	Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2016-4A, Class A, 2.65% 2022[2,5]	838	840
	Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[2,5]	1,894	1,898
	Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-2A, Class A, 3.42% 2025[2,5]	1,027	1,031
	Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[2,5]	2,190	2,248
	Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[2,5]	1,355	1,402
	Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76% 2022[5]	435	436
	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[5]	3,110	3,236
	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 2026[5]	3,344	3,373
	Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 2026[5]	2,211	2,246
	Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 2033[2,5]	688	691
	Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[2,5]	6,000	6,414
	Verizon Owner Trust, Series 2017-3A, Class B, 2.38% 2022[2,5]	1,572	1,575
	Voya Ltd., CLO, Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 0.935% 2026[2,4,5]	928	927
	Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 2025[2,5]	1,557	1,567
	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2026[2,5]	3,023	3,062

			249,668

Municipals 1.98%
California 0.06%	G.O. Bonds, Series 2009, 7.50% 2034	2,100	3,503
	High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,775	3,871

			7,374

American Funds Insurance Series	175

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)
Illinois 1.88%	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$ 30,835	$ 32,542
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	65	70
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	8,945	9,285
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2011-A, 5.50% 2039	410	417
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2015-C, 5.25% 2039	1,190	1,288
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2026	1,100	1,260
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2030	2,205	2,537
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2034	490	556
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-D, 5.00% 2031	980	1,123
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-G, 5.00% 2044	1,350	1,514
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 2036	980	1,107
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 2046	2,770	3,090
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2026	730	836
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2028	855	1,079
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2029	430	536
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2029	245	286
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2030	245	304
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2030	245	286
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2031	490	605
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2032	490	602
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2033	245	300
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2034	280	323
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, Assured Guaranty Municipal insured, 5.00% 2028	1,090	1,378
	City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, Assured Guaranty Municipal insured, 5.00% 2029	730	914
	City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Capital Appreciation Bonds, Series 1998-B-1, National insured, 0% 2031	490	351
	City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2011-A, 5.00% 2041	665	674
	City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2012-A, 5.00% 2042	1,875	1,923
	G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	22,553	23,112
	G.O. Bonds, Pension Funding Series 2003, 5.10% 2033	107,310	115,570
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	761
	G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,175

176	American Funds Insurance Series

Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)
Illinois (continued)	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	$ 2,370	$ 2,449
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,396
	G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	1,946	1,979

			214,628

Texas 0.04%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	4,075	4,265

	Total municipals		226,267

Federal agency bonds & notes 0.11%
	Fannie Mae 2.125% 2026	11,910	12,979

	Total bonds, notes & other debt instruments (cost: $10,403,219,000)		11,032,012

Short-term securities 23.58%		Shares

Money market investments 23.58%
	Capital Group Central Cash Fund 0.12%[10,11]	26,897,764	2,690,045

	Total short-term securities (cost: $2,690,027,000)		2,690,045

	Total investment securities 120.29% (cost: $13,093,246,000)		13,722,057
	Other assets less liabilities (20.29)%		(2,314,638)

	Net assets 100.00%		$11,407,419

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [12]	Value at 12/31/2020 (000) [13]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
2 Year U.S. Treasury Note Futures	Long	4,793	April 2021	$958,600	$1,059,141	$ 791
5 Year Euro-Bobl Futures	Short	1,321	March 2021	€(132,100)	(218,153)	(211)
5 Year U.S. Treasury Note Futures	Long	18,935	April 2021	$1,893,500	2,388,916	5,023
10 Year Euro-Bund Futures	Short	468	March 2021	€(46,800)	(101,563)	(438)
10 Year U.S. Treasury Note Futures	Short	953	March 2021	$(95,300)	(131,588)	(140)
10 Year Ultra U.S. Treasury Note Futures	Short	4,048	March 2021	(404,800)	(632,943)	809
30 Year Euro-Buxl Futures	Long	245	March 2021	€24,500	67,415	1,008
30 Year Ultra U.S. Treasury Bond Futures	Short	84	March 2021	$(8,400)	(17,939)	(35)
						$6,807

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases	Sales		Settlement	at 12/31/2020
(000)	(000)	Counterparty	date	(000)
USD13,934	JPY1,445,000	UBS AG	1/6/2021	$ (62)
USD55,331	EUR46,000	Bank of New York Mellon	1/8/2021	(877)
USD37,932	MXN755,000	Morgan Stanley	1/12/2021	46

American Funds Insurance Series	177

Bond Fund  (continued)

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases	Sales		Settlement	at 12/31/2020
(000)	(000)	Counterparty	date	(000)

USD132,884	EUR109,250	HSBC Bank	1/12/2021	$ (624)
USD102,847	JPY10,730,000	HSBC Bank	1/14/2021	(1,090)
				$ (2,607)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)

3-month USD-LIBOR	2.18075%	3/29/2024	$31,600	$ (1,973)	$–	$ (1,973)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(2,005)	–	(2,005)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(2,133)	–	(2,133)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(18,844)	–	(18,844)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,733)	–	(1,733)
U.S. EFFR	0.10875%	7/6/2025	$121,300	595	–	595
U.S. EFFR	0.0995%	7/9/2025	60,700	325	–	325
U.S. EFFR	0.105%	7/9/2025	60,600	310	–	310
U.S. EFFR	0.099%	7/10/2025	149,000	804	–	804
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(698)	–	(698)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(1,131)	–	(1,131)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,422	–	1,422
					$–	$(25,061)

Investments in affiliates[11]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)

Short-term securities 23.58%
Money market investments 23.58%
Capital Group Central Cash Fund 0.12%[10]	$602,451	$5,522,355	$3,435,554	$885	$(92)	$2,690,045	$5,601

[1]	Step bond; coupon rate may change at a later date.

[2]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,081,328,000, which represented 9.48% of the net assets of the fund.

[3]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[6]	Amount less than one thousand.

[7]	Purchased on a TBA basis.

[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $28,008,000, which represented .25% of the net assets of the fund.

[9]	Index-linked bond whose principal amount moves with a government price index.

[10]	Rate represents the seven-day yield at 12/31/2020.

[11]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

[12]	Notional amount is calculated based on the number of contracts and notional contract size.

[13]	Value is calculated based on the notional amount and current market price.

178	American Funds Insurance Series

Bond Fund  (continued)

Key to abbreviations and symbols
CLO = Collateralized Loan Obligations	LIBOR = London Interbank Offered Rate
EFFR = Effective Federal Funds Rate	MXN = Mexican pesos
EUR/€ = Euros	Ref. = Refunding
EURIBOR = Euro Interbank Offered Rate	Rev. = Revenue
G.O. = General Obligation	SOFR = Secured Overnight Financing Rate
ICE = Intercontinental Exchange, Inc.	TBA = To-be-announced
JPY/¥ = Japanese yen	USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	179

Capital World Bond Fund (formerly Global Bond Fund)

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 93.64%		Principal amount (000)	Value (000)
Euros 17.23%	Allianz SE 4.75% 2049 (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	€ 4,200	$ 5,748
	Altria Group, Inc. 1.00% 2023	1,020	1,272
	Altria Group, Inc. 1.70% 2025	1,600	2,071
	Altria Group, Inc. 2.20% 2027	2,900	3,870
	American Honda Finance Corp. 1.60% 2022	620	775
	American Honda Finance Corp. 1.95% 2024	560	736
	AT&T Inc. 1.60% 2028	2,350	3,136
	Bank of America Corp. 3.648% 2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]	5,000	7,602
	Barclays Bank PLC 6.00% 2021	1,000	1,223
	Barclays Bank PLC 6.625% 2022	1,070	1,416
	CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)[1]	1,500	1,890
	CaixaBank, SA 2.25% 2030 (EUR Annual (vs. 6-month EUR-EURIBOR) 5-year + 1.68% on 4/17/2025)[1]	2,400	3,071
	Comcast Corp. 0.25% 2027	1,250	1,552
	Cote d’Ivoire (Republic of) 5.25% 2030	900	1,182
	Cote d’Ivoire (Republic of) 5.875% 2031	840	1,137
	Deutsche Telekom International Finance BV 7.50% 2033	200	446
	Dow Chemical Co. 0.50% 2027	1,110	1,371
	Dow Chemical Co. 1.125% 2032	1,010	1,284
	Egypt (Arab Republic of) 5.625% 2030	745	954
	European Financial Stability Facility 0.40% 2025	6,000	7,637
	European Union 0% 2035	220	276
	French Republic O.A.T. 0% 2030	17,930	22,663
	Germany (Federal Republic of) 0.50% 2027	2,510	3,319
	Germany (Federal Republic of) 0% 2030	21,090	27,221
	Germany (Federal Republic of) 0% 2050	3,540	4,540
	Goldman Sachs Group, Inc. 3.375% 2025[2]	5,000	6,961
	Greece (Hellenic Republic of) 3.375% 2025	21,435	29,726
	Greece (Hellenic Republic of) 3.75% 2028	4,964	7,468
	Greece (Hellenic Republic of) 3.875% 2029	6,884	10,666
	Greece (Hellenic Republic of) 1.50% 2030	5,160	6,812
	Groupe BPCE SA 4.625% 2023	1,200	1,637
	Groupe BPCE SA 1.00% 2025	2,900	3,687
	Honeywell International Inc. 0.75% 2032	370	471
	Intesa Sanpaolo SpA 6.625% 2023	510	712
	Ireland (Republic of) 0.20% 2030	900	1,155
	Israel (State of) 2.875% 2024	1,180	1,577
	Israel (State of) 1.50% 2027	775	1,031
	Israel (State of) 1.50% 2029	725	982
	Italy (Republic of) 0.10% 2023[3]	8,578	10,711
	Italy (Republic of) 1.85% 2025	21,390	28,444
	Italy (Republic of) 0.95% 2027	7,270	9,326
	Italy (Republic of) 2.80% 2028	5,828	8,505
	Italy (Republic of) 1.35% 2030	1,657	2,192
	Italy (Republic of) 1.65% 2030	7,400	10,033
	JPMorgan Chase & Co. 0.389% 2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]	3,208	3,988
	Lloyds Banking Group PLC 1.75% 2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]	2,400	3,020
	Morocco (Kingdom of) 3.50% 2024	1,400	1,867
	Morocco (Kingdom of) 1.375% 2026	1,130	1,394
	Morocco (Kingdom of) 2.00% 2030	1,285	1,595
	Morocco (Kingdom of) 1.50% 2031	4,100	4,895
	Morocco (Kingdom of) 1.50% 2031	1,700	2,030
	Netherlands (Kingdom of the) 0% 2027	10,320	13,104
	Philippines (Republic of) 0.70% 2029	940	1,156
	Portuguese Republic 0.475% 2030	1,610	2,053
	Rabobank Nederland 2.50% 2026 (5-year EUR Mid-Swap + 1.40% on 5/26/2021)[1]	2,400	2,962
	Rolls-Royce PLC 4.625% 2026	100	133
	Romania 3.624% 2030	6,530	9,538
	Romania 2.00% 2032	2,665	3,424
	Romania 3.50% 2034	835	1,217
	Romania 3.875% 2035	2,810	4,213
	Romania 3.375% 2038	4,170	5,877

180	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Euros (continued)	Romania 4.625% 2049	€ 5,795	$ 9,586
	Russian Federation 2.875% 2025	4,500	6,082
	Serbia (Republic of) 3.125% 2027	15,747	21,665
	Serbia (Republic of) 1.50% 2029	4,943	6,260
	Spain (Kingdom of) 0.80% 2027	2,280	2,983
	Spain (Kingdom of) 1.45% 2029	1,890	2,610
	Spain (Kingdom of) 1.25% 2030	13,840	18,906
	Spain (Kingdom of) 2.70% 2048	850	1,528
	State Grid Europe Development (2014) PLC 1.50% 2022	194	241
	State Grid Overseas Investment Ltd. 1.25% 2022	765	948
	State Grid Overseas Investment Ltd. 1.375% 2025	441	562
	State Grid Overseas Investment Ltd. 2.125% 2030	200	273
	Stryker Corp. 0.25% 2024	480	594
	Stryker Corp. 0.75% 2029	980	1,246
	Stryker Corp. 1.00% 2031	450	576
	Takeda Pharmaceutical Company, Ltd. 2.25% 2026	2,275	3,128
	Tunisia (Republic of) 6.75% 2023	1,250	1,460
	Tunisia (Republic of) 6.375% 2026	3,800	4,273
	Ukraine 6.75% 2026	4,344	5,862
	Ukraine 4.375% 2030	2,705	3,169

			402,906

Japanese yen 9.28%	Export-Import Bank of India 0.59% 2022	¥ 400,000	3,860
	Goldman Sachs Group, Inc. 1.00% 2021[2]	28,000	272
	Goldman Sachs Group, Inc. 2.80% 2022[2]	100,000	996
	Groupe BPCE SA 0.64% 2022	400,000	3,886
	Indonesia (Republic of) 0.67% 2021	200,000	1,937
	Indonesia (Republic of) 0.54% 2022	100,000	967
	Intesa Sanpaolo SpA 1.36% 2022	600,000	5,851
	Japan, Series 19, 0.10% 2024[3]	1,839,110	17,847
	Japan, Series 18, 0.10% 2024[3]	1,021,233	9,910
	Japan, Series 20, 0.10% 2025[3]	678,710	6,586
	Japan, Series 21, 0.10% 2026[3]	986,778	9,595
	Japan, Series 346, 0.10% 2027	875,700	8,587
	Japan, Series 23, 0.10% 2028[3]	1,988,280	19,316
	Japan, Series 356, 0.10% 2029	3,529,000	34,576
	Japan, Series 24, 0.10% 2029[3]	1,604,510	15,619
	Japan, Series 116, 2.20% 2030	576,100	6,715
	Japan, Series 145, 1.70% 2033	2,210,000	25,534
	Japan, Series 152, 1.20% 2035	966,000	10,656
	Japan, Series 21, 2.30% 2035	720,000	9,085
	Japan, Series 173, 0.40% 2040	492,000	4,773
	Japan, Series 42, 1.70% 2044	641,900	7,888
	Japan, Series 59, 0.70% 2048	260,500	2,597
	Japan, Series 12, 0.50% 2059	138,850	1,266
	KT Corp. 0.38% 2021	200,000	1,938
	United Mexican States 0.70% 2021	600,000	5,810
	United Mexican States 0.62% 2022	100,000	965

			217,032

Chinese yuan renminbi 6.03%	Agricultural Development Bank of China 3.75% 2029	CNY9,850	1,518
	Agricultural Development Bank of China 2.96% 2030	90,980	13,176
	China (People’s Republic of), Series 1916, 3.12% 2026	50,200	7,677
	China (People’s Republic of), Series 1906, 3.29% 2029	73,800	11,343
	China (People’s Republic of), Series 1910, 3.86% 2049	259,860	40,357
	China Development Bank Corp., Series 1814, 4.15% 2025	20,900	3,325
	China Development Bank Corp., Series 1909, 3.50% 2026	10,400	1,599
	China Development Bank Corp., Series 2004, 3.43% 2027	150,100	22,961

American Funds Insurance Series	181

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Chinese yuan renminbi (continued)	China Development Bank Corp., Series 1805, 4.04% 2028	CNY51,800	$ 8,174
	China Development Bank Corp., Series 1905, 3.48% 2029	128,200	19,425
	China Development Bank Corp., Series 2005, 3.07% 2030	78,250	11,451

			141,006

British pounds 3.90%	American Honda Finance Corp. 0.75% 2026	£ 1,420	1,952
	France Télécom 5.375% 2050	300	741
	Lloyds Banking Group PLC 7.625% 2025	655	1,138
	Rolls-Royce PLC 5.75% 2027	200	304
	United Kingdom 2.75% 2024	1,210	1,828
	United Kingdom 1.25% 2027	570	842
	United Kingdom 4.25% 2027	2,800	4,954
	United Kingdom 1.625% 2028	2,215	3,400
	United Kingdom 0.375% 2030	4,970	6,905
	United Kingdom 4.75% 2030	14,360	28,430
	United Kingdom 4.25% 2032	3,414	6,742
	United Kingdom 4.50% 2034	2,210	4,672
	United Kingdom 0.625% 2035	8,262	11,473
	United Kingdom 3.25% 2044	4,440	9,347
	United Kingdom 0.625% 2050	6,330	8,387

			91,115

Danish kroner 2.55%	Nordea Kredit 0.50% 2040[4]	DKr19,969	3,295
	Nykredit Realkredit AS, Series 01E, 1.50% 2037[4]	27,851	4,768
	Nykredit Realkredit AS, Series 01E, 2.00% 2037[4]	8,278	1,423
	Nykredit Realkredit AS, Series 01E, 0.50% 2040[4]	210,985	34,839
	Nykredit Realkredit AS, Series 01E, 1.50% 2040[4]	87,271	14,876
	Nykredit Realkredit AS, Series 01E, 2.50% 2047[4]	2,934	509

			59,710

Canadian dollars 2.06%	Canada 1.00% 2022	C$1,050	837
	Canada 2.25% 2025	15,900	13,528
	Canada 2.25% 2029	26,105	23,312
	Canada 2.75% 2048	3,500	3,774
	Quebec (Province of) 1.90% 2030	8,200	6,807

			48,258

Mexican pesos 2.00%	Petróleos Mexicanos 7.19% 2024	MXN27,473	1,252
	Petróleos Mexicanos 7.47% 2026	95,267	3,999
	United Mexican States, Series M20, 10.00% 2024	54,000	3,248
	United Mexican States, Series M, 7.50% 2027	341,420	19,539
	United Mexican States, Series M20, 8.50% 2029	140,400	8,607
	United Mexican States, Series M30, 8.50% 2038	21,100	1,316
	United Mexican States, Series M, 8.00% 2047	147,500	8,755

			46,716

Malaysian ringgits 1.79%	Malaysia (Federation of), Series 0417, 3.899% 2027	MYR19,152	5,226
	Malaysia (Federation of), Series 0310, 4.498% 2030	8,420	2,406
	Malaysia (Federation of), Series 0418, 4.893% 2038	60,780	17,838
	Malaysia (Federation of), Series 0219, 4.467% 2039	9,167	2,569
	Malaysia (Federation of), Series 0519, 3.757% 2040	40,283	10,526
	Malaysia (Federation of), Series 0216, 4.736% 2046	7,559	2,149
	Malaysia (Federation of), Series 0518, 4.921% 2048	2,773	815
	Malaysia (Federation of), Series 0519, 4.638% 2049	560	157
	Malaysia (Federation of), Series 0120, 4.065% 2050	1,110	287

			41,973

182	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Australian dollars 1.34%	Australia (Commonwealth of), Series 152, 2.75% 2028	A$3,690	$ 3,284
	Australia (Commonwealth of), Series 163, 1.00% 2031	32,100	24,628
	Australia (Commonwealth of), Series 162, 1.75% 2051	4,620	3,393

			31,305

Russian rubles 1.16%	Russian Federation 7.00% 2023	RUB430,300	6,137
	Russian Federation 6.90% 2029	403,750	5,871
	Russian Federation 7.65% 2030	485,000	7,408
	Russian Federation 8.50% 2031	82,440	1,339
	Russian Federation 7.70% 2033	295,840	4,509
	Russian Federation 7.25% 2034	121,920	1,795

			27,059

Israeli shekels 1.09%	Israel (State of) 2.00% 2027	ILS42,900	14,658
	Israel (State of) 5.50% 2042	20,200	10,768

			25,426

South Korean won 0.89%	South Korea (Republic of), Series 2503, 1.50% 2025	KRW13,411,000	12,465
	South Korea (Republic of), Series 2712, 2.375% 2027	8,658,930	8,427

			20,892

Indonesian rupiah 0.67%	Indonesia (Republic of), Series 84, 7.25% 2026	IDR22,733,000	1,751
	Indonesia (Republic of), Series 56, 8.375% 2026	6,725,000	549
	Indonesia (Republic of), Series 59, 7.00% 2027	11,000,000	845
	Indonesia (Republic of), Series 78, 8.25% 2029	30,605,000	2,514
	Indonesia (Republic of), Series 82, 7.00% 2030	59,605,000	4,601
	Indonesia (Republic of), Series 87, 6.50% 2031	17,649,000	1,316
	Indonesia (Republic of), Series 74, 7.50% 2032	7,073,000	549
	Indonesia (Republic of), Series 65, 6.625% 2033	17,683,000	1,295
	Indonesia (Republic of), Series 68, 8.375% 2034	27,353,000	2,274

			15,694

Colombian pesos 0.64%	Colombia (Republic of) 5.75% 2027	COP16,661,900	5,171
	Colombia (Republic of) 7.25% 2050	31,167,000	9,836

			15,007

Brazilian reais 0.47%	Brazil (Federative Republic of) 6.00% 2024[3]	BRL34,215	7,606
	Brazil (Federative Republic of) 10.00% 2027	15,000	3,417

			11,023

New Zealand dollars 0.41%	New Zealand 1.75% 2041	NZ$13,580	9,638

Thai baht 0.40%	Thailand (Kingdom of) 2.125% 2026	THB257,750	9,308

Chilean pesos 0.36%	Chile (Republic of) 4.50% 2026	CLP5,205,000	8,404

South African rand 0.34%	South Africa (Republic of), Series R-2048, 8.75% 2048	ZAR140,650	7,886

American Funds Insurance Series	183

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Ukrainian hryvnia 0.31%	Ukraine 16.06% 2022	UAH86,536	$3,268
	Ukraine 17.00% 2022	60,180	2,279
	Ukraine 17.25% 2022	47,384	1,775

			7,322

Singapore dollars 0.27%	Singapore (Republic of) 2.625% 2028	S$3,307	2,834
	Singapore (Republic of) 2.875% 2029	1,906	1,688
	Singapore (Republic of) 2.875% 2030	2,037	1,832

			6,354

Norwegian kroner 0.26%	Norway (Kingdom of) 1.75% 2025	NKr48,880	5,980

Peruvian nuevos soles 0.24%	Peru (Republic of) 6.15% 2032	PEN16,770	5,639

Indian rupees 0.16%	National Highways Authority of India 7.17% 2021	INR220,000	3,112
	National Highways Authority of India 7.27% 2022	50,000	717

			3,829

Dominican pesos 0.13%	Dominican Republic 9.75% 2026	DOP158,600	2,938

Polish zloty 0.06%	Poland (Republic of), Series 1029, 2.75% 2029	PLN4,900	1,500

Romanian leu 0.06%	Romania 4.75% 2025	RON5,000	1,361

U.S. dollars 39.54%	99 Escrow Issuer, Inc. 7.50% 2026[2]	$ 70	70
	Abbott Laboratories 3.40% 2023	137	149
	Abbott Laboratories 3.75% 2026	793	929
	AbbVie Inc. 2.90% 2022	1,170	1,224
	AbbVie Inc. 3.20% 2022	200	209
	Abu Dhabi (Emirate of) 0.75% 2023[2]	5,460	5,477
	Abu Dhabi (Emirate of) 2.50% 2025[2]	2,195	2,349
	ACE INA Holdings Inc. 2.875% 2022	195	203
	ACE INA Holdings Inc. 3.35% 2026	195	220
	ACE INA Holdings Inc. 4.35% 2045	425	576
	Adobe Inc. 2.15% 2027	1,062	1,140
	Advisor Group Holdings, LLC 6.25% 2028[2]	425	431
	Aetna Inc. 2.80% 2023	340	358
	Affinity Gaming 6.875% 2027[2]	205	215
	AG Merger Sub II, Inc. 10.75% 2027[2]	311	345
	Albertsons Companies, Inc. 3.50% 2029[2]	65	66
	Alexandria Real Estate Equities, Inc. 1.875% 2033	2,047	2,048
	Alliant Holdings Intermediate, LLC 6.75% 2027[2]	410	439
	Allied Universal Holdco LLC 9.75% 2027[2]	200	218
	Allison Transmission Holdings, Inc. 3.75% 2031[2]	100	102
	Allstate Corp. 0.75% 2025	1,563	1,572
	Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[5,6]	650	654
	Altice NV 7.50% 2026[2]	50	53
	Altria Group, Inc. 5.95% 2049	131	184

184	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Amazon.com, Inc. 1.50% 2030	$2,040	$2,073
	Amazon.com, Inc. 2.50% 2050	2,500	2,594
	American Campus Communities, Inc. 3.75% 2023	1,810	1,914
	American Campus Communities, Inc. 4.125% 2024	1,195	1,305
	American Campus Communities, Inc. 3.875% 2031	514	583
	American Electric Power Company, Inc. 1.00% 2025	250	253
	American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[2,7]	355	3
	American Honda Finance Corp. 1.20% 2025	3,202	3,278
	Amgen Inc. 1.90% 2025	580	611
	Amgen Inc. 2.20% 2027	445	477
	Amipeace Ltd. 2.50% 2024	4,100	4,275
	Anglo American Capital PLC 3.95% 2050[2]	521	586
	Angola (Republic of) 9.50% 2025	2,400	2,500
	Angola (Republic of) 8.25% 2028	2,200	2,116
	Anheuser-Busch Co. / InBev Worldwide 4.70% 2036	1,780	2,260
	Anheuser-Busch InBev NV 4.15% 2025	2,230	2,540
	Anheuser-Busch InBev NV 4.00% 2028	1,050	1,238
	Anheuser-Busch InBev NV 4.75% 2029	2,535	3,128
	Anheuser-Busch InBev NV 4.50% 2050	2,250	2,836
	Apache Corp. 4.625% 2025	100	105
	Apache Corp. 4.875% 2027	305	324
	Apache Corp. 4.375% 2028	171	178
	Apache Corp. 5.10% 2040	100	107
	Apple Inc. 3.35% 2027	1,075	1,227
	Apple Inc. 2.40% 2050	1,100	1,128
	Ardagh Group SA 6.50% 2027[2,8]	210	224
	Argentine Republic 1.00% 2029	427	185
	Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[1]	4,221	1,718
	Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[1]	3,025	1,110
	Ascent Resources - Utica LLC 8.25% 2028[2]	230	230
	Associated Materials, LLC 9.00% 2025[2]	400	425
	AssuredPartners, Inc. 7.00% 2025[2]	200	208
	AssuredPartners, Inc. 5.625% 2029[2]	230	240
	AstraZeneca PLC 3.50% 2023	2,700	2,911
	AT&T Inc. 1.65% 2028	1,575	1,608
	AT&T Inc. 2.55% 2033[2]	4,414	4,549
	AT&T Inc. 3.30% 2052	2,080	2,062
	ATS Automation Tooling Systems Inc. 4.125% 2028[2]	230	235
	Austin BidCo Inc. 7.125% 2028[2]	120	125
	Austin BidCo Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.732% 2027[5,6]	25	25
	Autoridad del Canal de Panama 4.95% 2035[2]	1,000	1,267
	Avis Budget Car Rental, LLC 5.75% 2027[2]	220	225
	Avis Budget Group, Inc. 5.25% 2025[2]	350	352
	Avis Budget Group, Inc. 10.50% 2025[2]	202	239
	Axiata SPV2 Bhd. 2.163% 2030	651	659
	B&G Foods, Inc. 5.25% 2025	100	103
	B&G Foods, Inc. 5.25% 2027	210	223
	Baidu Inc. 3.425% 2030	675	748
	Baker Hughes, a GE Co. 4.486% 2030	68	82
	Banff Merger Sub Inc. 9.75% 2026[2]	210	227
	Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]	847	903
	Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[1]	7,710	7,815
	Bausch Health Companies Inc. 9.25% 2026[2]	795	887
	Bausch Health Companies Inc. 5.00% 2028[2]	315	325
	Bausch Health Companies Inc. 5.00% 2029[2]	225	232
	Bausch Health Companies Inc. 5.25% 2031[2]	85	89
	Bayer AG 3.375% 2024[2]	840	918
	Bayer US Finance II LLC 3.875% 2023[2]	900	981
	Bayer US Finance II LLC 4.25% 2025[2]	203	232
	Bayerische Motoren Werke AG 2.95% 2022[2]	3,675	3,801
	Bayerische Motoren Werke AG 3.15% 2024[2]	5,000	5,393
	Bayerische Motoren Werke AG 3.90% 2025[2]	900	1,014

American Funds Insurance Series	185

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Bayerische Motoren Werke AG 4.15% 2030[2]	$900	$1,089
	Becton, Dickinson and Company 3.70% 2027	933	1,071
	Becton, Dickinson and Company 2.823% 2030	3,312	3,643
	Berkshire Hathaway Energy Company 2.85% 2051[2]	300	309
	Bermuda 2.375% 2030[2]	760	799
	Black Knight Inc. 3.625% 2028[2]	335	343
	Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[2]	225	240
	BMC Software, Inc. 7.125% 2025[2]	70	76
	BMC Software, Inc. 9.125% 2026[2]	150	162
	Boeing Company 5.15% 2030	4,000	4,848
	Bombardier Inc. 8.75% 2021[2]	50	52
	Bombardier Inc. 5.75% 2022[2]	100	102
	Bombardier Inc. 6.125% 2023[2]	245	240
	Bombardier Inc. 7.50% 2024[2]	10	10
	Bombardier Inc. 7.875% 2027[2]	125	115
	Boyd Gaming Corp. 4.75% 2027	220	229
	BP Capital Markets America Inc. 2.939% 2051	2,280	2,328
	Brandywine Operating Partnership, LP 3.95% 2023	190	198
	Brasil Foods SA 5.75% 2050[2]	220	245
	Braskem SA 4.50% 2030[2]	745	766
	Brightstar Escrow Corp. 9.75% 2025[2]	180	193
	British Airways, Series 2020-1, Class B, 8.375% 2028[2]	100	111
	British Airways, Series 2020-1, Class A, 4.25% 2032[2]	100	107
	British American Tobacco PLC 2.789% 2024	1,150	1,230
	British American Tobacco PLC 3.215% 2026	955	1,053
	British American Tobacco PLC 3.557% 2027	1,545	1,721
	British American Tobacco PLC 3.462% 2029	1,150	1,256
	British American Tobacco PLC 4.758% 2049	894	1,038
	Broadcom Inc. 3.15% 2025	910	994
	Broadcom Inc. 4.15% 2030	1,450	1,680
	Brookfield Property REIT Inc. 5.75% 2026[2]	760	751
	Brookfield Residential Properties Inc. 4.875% 2030[2]	85	88
	Cablevision Systems Corp. 6.75% 2021	950	995
	Caesars Entertainment, Inc. 6.25% 2025[2]	445	474
	Canadian Natural Resources Ltd. 2.95% 2030	2,343	2,509
	Carnival Corp. 11.50% 2023[2]	2,630	3,045
	Carrier Global Corp. 2.242% 2025	530	562
	Carrier Global Corp. 2.493% 2027	438	473
	Cars.com Inc. 6.375% 2028[2]	220	234
	CCCI Treasure Ltd. 3.425% (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.998% on 2/21/2025)[1]	2,680	2,648
	CCCI Treasure Ltd. 3.65% (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.00% on 2/21/2027)[1]	510	502
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[2]	475	491
	CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,650	2,975
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[2]	1,045	1,110
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[2]	275	297
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[2]	375	396
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[2]	210	224
	Cenovus Energy Inc. 5.375% 2025	175	197
	Cenovus Energy Inc. 6.75% 2039	50	66
	Centene Corp. 4.75% 2025	350	360
	Centene Corp. 4.625% 2029	405	450
	Central Garden & Pet Co. 4.125% 2030	99	103
	Cheniere Energy Partners, LP 5.625% 2026	210	219
	Cheniere Energy Partners, LP 4.50% 2029	210	222
	Cheniere Energy, Inc. 4.625% 2028[2]	405	426
	Chesapeake Energy Corp. 4.875% 2022[7]	915	46
	Chesapeake Energy Corp. 11.50% 2025[2,7]	636	112
	Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[5,6,7]	756	620
	China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023	6,000	6,016

186	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Cigna Corp. 3.40% 2021	$ 750	$ 766
	Cigna Corp. 4.125% 2025	830	956
	Cirsa Gaming Corp. SA 7.875% 2023[2]	200	202
	Citigroup Inc. 2.35% 2021	1,500	1,518
	Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]	4,500	4,922
	Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[1]	425	468
	Cleveland-Cliffs Inc. 9.875% 2025[2]	425	500
	Cleveland-Cliffs Inc. 6.75% 2026[2]	315	341
	Cleveland-Cliffs Inc. 5.875% 2027	100	102
	CMS Energy Corp. 3.875% 2024	100	109
	CMS Energy Corp. 3.00% 2026	1,200	1,324
	CNX Resources Corp. 7.25% 2027[2]	210	225
	CNX Resources Corp. 6.00% 2029[2]	225	231
	Colombia (Republic of) 3.875% 2027	350	391
	Colombia (Republic of) 4.50% 2029	1,165	1,351
	Comcast Corp. 3.95% 2025	2,610	3,000
	Community Health Systems Inc. 5.625% 2027[2]	90	97
	Community Health Systems Inc. 6.00% 2029[2]	230	249
	Compass Diversified Holdings 8.00% 2026[2]	475	500
	Comstock Resources, Inc. 9.75% 2026	295	317
	Conagra Brands, Inc. 4.30% 2024	2,380	2,664
	Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[2,8]	2,741	781
	Consumers Energy Co. 3.375% 2023	345	370
	Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	4	4
	Convey Park Energy LLC 7.50% 2025[2]	125	127
	Costa Rica (Republic of) 6.125% 2031[2]	640	599
	CP Atlas Buyer, Inc. 7.00% 2028[2]	50	52
	Crédit Agricole SA 4.375% 2025[2]	1,100	1,236
	Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	2,675	2,777
	Credit Suisse AG (New York Branch) 2.95% 2025	875	960
	CSX Corp. 3.80% 2050	75	93
	CSX Corp. 2.50% 2051	1,075	1,068
	CVR Partners, LP 9.25% 2023[2]	230	231
	CVS Health Corp. 3.35% 2021	277	279
	CVS Health Corp. 3.50% 2022	430	449
	CVS Health Corp. 3.70% 2023	97	104
	DaimlerChrysler North America Holding Corp. 2.00% 2021[2]	2,100	2,117
	DaimlerChrysler North America Holding Corp. 2.875% 2021[2]	2,275	2,285
	DaimlerChrysler North America Holding Corp. 3.00% 2021[2]	6,425	6,446
	Dana Inc. 5.625% 2028	410	442
	Danske Bank AS 2.70% 2022[2]	1,400	1,436
	Danske Bank AS 3.875% 2023[2]	1,675	1,806
	Darling Ingredients Inc. 5.25% 2027[2]	210	224
	Dave & Buster’s, Inc. 7.625% 2025[2]	220	232
	DCP Midstream LP 7.375% 2049 (3-month USD-LIBOR + 5.148% on 12/15/2022)[1]	50	42
	Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	850	870
	Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	1,500	1,630
	Deutsche Telekom International Finance BV 1.95% 2021[2]	575	580
	Deutsche Telekom International Finance BV 2.82% 2022[2]	1,675	1,712
	Deutsche Telekom International Finance BV 4.375% 2028[2]	890	1,052
	Deutsche Telekom International Finance BV 9.25% 2032	930	1,567
	Diamond Offshore Drilling, Inc. 4.875% 2043[7]	825	105
	Diamond Sports Group LLC 6.625% 2027[2]	385	233
	Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[5,6]	108	106
	Diebold Nixdorf, Inc. 9.375% 2025[2]	630	707
	Diebold, Inc. 8.50% 2024	150	152
	Discovery Communications, Inc. 3.625% 2030	468	536
	Dominican Republic 5.50% 2025[2]	1,375	1,552
	Dominican Republic 5.95% 2027	624	736
	Dominican Republic 8.625% 2027[2]	225	287
	Dominican Republic 4.50% 2030[2]	1,400	1,524
	Dominican Republic 6.40% 2049[2]	1,613	1,899

American Funds Insurance Series	187

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Dominican Republic 5.875% 2060[2]	$1,075	$1,188
	DP World Crescent 4.848% 2028[2]	550	641
	DPL Inc. 4.125% 2025[2]	95	103
	Duke Energy Corp. 3.75% 2024	550	606
	Duke Energy Progress, LLC 3.70% 2028	1,225	1,435
	Dun & Bradstreet Corp. 6.875% 2026[2]	123	132
	Edison International 5.75% 2027	370	443
	Edison International 4.125% 2028	2,390	2,665
	Egypt (Arab Republic of) 7.50% 2027[2]	2,200	2,550
	Electricité de France SA 4.875% 2038[2]	795	993
	Embarq Corp. 7.995% 2036	530	655
	EMD Finance LLC 2.95% 2022[2]	225	231
	EMD Finance LLC 3.25% 2025[2]	2,924	3,206
	Empire Communities Corp. 7.00% 2025[2]	100	106
	Empresas Publicas de Medellin ESP 4.25% 2029[2]	1,030	1,109
	Enbridge Inc. 4.00% 2023	600	653
	Enbridge Inc. 2.50% 2025	900	965
	Enbridge Inc. 4.25% 2026	655	767
	Enbridge Inc. 3.70% 2027	754	860
	Encompass Health Corp. 4.50% 2028	100	105
	Encompass Health Corp. 4.75% 2030	200	215
	Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[2]	551	616
	Endo Dac / Endo Finance LLC / Endo Finco 6.00% 2028[2]	292	248
	Enel Finance International SA 2.75% 2023[2]	5,000	5,235
	Enel Finance International SA 3.625% 2027[2]	2,375	2,698
	Enel Finance International SA 3.50% 2028[2]	1,800	2,052
	Energizer Holdings, Inc. 4.375% 2029[2]	210	218
	Energy Transfer Operating, LP 5.00% 2050	3,337	3,617
	Energy Transfer Partners, LP 4.20% 2027	110	121
	Energy Transfer Partners, LP 6.00% 2048	70	83
	Energy Transfer Partners, LP 6.25% 2049	910	1,101
	Engie Energia Chile SA 3.40% 2030[2]	547	593
	EnLink Midstream Partners, LLC 5.625% 2028[2]	135	138
	ENN Energy Holdings Ltd. 2.625% 2030[2]	2,982	3,001
	Entergy Corp. 0.90% 2025	750	750
	Entergy Texas, Inc. 1.75% 2031	525	527
	Enterprise Products Operating LLC 2.80% 2030	377	409
	EQM Midstream Partners, LP 6.50% 2027[2]	340	383
	EQT Corp. 8.75% 2030	105	128
	Equinix, Inc. 1.80% 2027	1,145	1,180
	Equinix, Inc. 2.15% 2030	9,390	9,566
	Equinor ASA 1.75% 2026	462	485
	Equinor ASA 2.375% 2030	928	994
	Equinor ASA 3.70% 2050	1,441	1,740
	Essex Portfolio LP 3.50% 2025	2,835	3,143
	Essex Portfolio LP 3.375% 2026	885	994
	European Investment Bank 2.25% 2022	700	717
	Exelon Corp. 3.40% 2026	1,465	1,651
	Exelon Corp., junior subordinated, 3.497% 2022[1]	525	546
	Export-Import Bank of India 3.25% 2030	3,489	3,741
	Extraction Oil & Gas, Inc. 5.625% 2026[2,7]	425	78
	Exxon Mobil Corp. 3.482% 2030	4,170	4,860
	Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[4]	1,159	1,188
	Fannie Mae Pool #MA2754 3.00% 2026[4]	155	163
	Fannie Mae Pool #AB4281 3.00% 2027[4]	23	24
	Fannie Mae Pool #MA4228 1.50% 2036[4]	6,429	6,618
	Fannie Mae Pool #AP7888 3.50% 2042[4]	527	576
	Fannie Mae Pool #AO4151 3.50% 2042[4]	205	222
	Fannie Mae Pool #AQ0770 3.50% 2042[4]	177	195
	FEL Energy VI SARL 5.75% 2040[2]	200	213
	First Quantum Minerals Ltd. 7.25% 2023[2]	665	686
	First Quantum Minerals Ltd. 7.50% 2025[2]	895	933

188	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	First Quantum Minerals Ltd. 6.875% 2026[2]	$325	$339
	First Quantum Minerals Ltd. 6.875% 2027[2]	440	478
	FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[1]	1,800	1,986
	FirstEnergy Corp. 3.40% 2050	240	231
	Ford Motor Credit Co. 3.81% 2024	800	821
	Ford Motor Credit Co. 5.125% 2025	1,035	1,127
	Ford Motor Credit Co. 4.00% 2030	125	132
	France Télécom 9.00% 2031[1]	2,434	4,005
	Freddie Mac Pool #ZS8588 3.00% 2030[4]	93	97
	Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[4]	8	7
	Freddie Mac Pool #SB8083 1.50% 2036[4]	252	260
	Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[4]	33	31
	Freddie Mac Pool #SI2002 4.00% 2048[4]	3,151	3,373
	Freddie Mac Pool #2B7343 3.711% 2049[4,6]	2,053	2,146
	Freedom Mortgage Corp. 7.625% 2026[2]	225	238
	Freeport-McMoRan Inc. 3.875% 2023	75	78
	Freeport-McMoRan Inc. 4.25% 2030	275	297
	Fresnillo PLC 4.25% 2050[2]	973	1,070
	Frontier Communications Corp. 11.00% 2025[7]	1,515	798
	Frontier Communications Corp. 5.875% 2027[2]	125	135
	Frontier Communications Corp. 5.00% 2028[2]	125	131
	Frontier Communications Corp. 6.75% 2029[2]	125	134
	FS Energy and Power Fund 7.50% 2023[2]	525	505
	FXI Holdings, Inc. 7.875% 2024[2]	246	248
	FXI Holdings, Inc. 12.25% 2026[2]	652	744
	General Mills, Inc. 3.20% 2021	455	459
	General Motors Company 6.125% 2025	117	142
	General Motors Financial Co. 5.20% 2023	1,190	1,305
	Genesis Energy, LP 8.00% 2027	205	204
	Global Payments Inc. 2.90% 2030	683	743
	Gogo Inc. 9.875% 2024[2]	985	1,057
	Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[1]	1,200	1,247
	Goldman Sachs Group, Inc. 3.50% 2025	5,111	5,688
	GPC Merger Sub Inc. 7.125% 2028[2]	210	232
	GrafTech Finance Inc. 4.625% 2028[2]	25	25
	Groupe BPCE SA 5.70% 2023[2]	1,800	2,038
	Grupo Energia Bogota SA ESP 4.875% 2030[2]	660	778
	H.J. Heinz Co. 3.875% 2027[2]	300	324
	Halliburton Company 3.80% 2025	54	61
	Hanesbrands Inc. 4.625% 2024[2]	85	89
	Hanesbrands Inc. 5.375% 2025[2]	86	91
	Hanesbrands Inc. 4.875% 2026[2]	350	381
	Harsco Corp. 5.75% 2027[2]	210	222
	Harvest Midstream I, LP 7.50% 2028[2]	100	107
	HCA Inc. 5.875% 2023	145	160
	HCA Inc. 5.375% 2025	55	62
	HCA Inc. 5.625% 2028	190	225
	HCA Inc. 3.50% 2030	100	106
	HCA Inc. 5.25% 2049	170	225
	Hess Midstream Partners LP 5.125% 2028[2]	140	146
	Hexion Inc. 7.875% 2027[2]	370	397
	Hilton Worldwide Holdings Inc. 4.00% 2031[2]	130	137
	Howard Hughes Corp. 5.375% 2028[2]	435	469
	Howmet Aerospace Inc. 6.875% 2025	190	224
	HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[1]	430	452
	HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]	305	325
	HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]	4,172	4,759
	HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[1]	1,032	1,068
	HSBC Holdings PLC 2.848% 2031 (USD-SOFR + 2.387% on 6/4/2030)[1]	6,000	6,453
	Humana Inc. 3.85% 2024	1,000	1,108
	Hyundai Capital America 3.25% 2022[2]	250	260
	Hyundai Capital America 2.375% 2027[2]	1,284	1,348

American Funds Insurance Series	189

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Hyundai Capital Services Inc. 3.75% 2023[2]	$2,450	$2,606
	Imperial Tobacco Finance PLC 3.50% 2023[2]	2,000	2,095
	Indonesia (Republic of) 3.75% 2022	1,110	1,157
	Indonesia (Republic of) 4.75% 2026	3,500	4,100
	Indonesia (Republic of) 3.85% 2030	315	367
	International Game Technology PLC 6.50% 2025[2]	500	560
	International Game Technology PLC 5.25% 2029[2]	200	216
	International Paper Co. 7.30% 2039	600	963
	Interstate Power and Light Co. 2.30% 2030	1,275	1,350
	Intesa Sanpaolo SpA 5.017% 2024[2]	3,270	3,579
	Intuit Inc. 1.35% 2027	700	717
	Iraq (Republic of) 6.752% 2023[2]	545	534
	Iron Mountain Inc. 5.25% 2030[2]	290	314
	Iron Mountain Inc. 4.50% 2031[2]	280	294
	Israel (State of) 2.50% 2030	3,850	4,176
	Israel (State of) 2.75% 2030	1,135	1,253
	Israel (State of) 3.375% 2050	1,470	1,631
	Israel (State of) 3.875% 2050	1,265	1,524
	J2 Global, Inc. 4.625% 2030[2]	220	233
	Jaguar Land Rover PLC 7.75% 2025[2]	225	243
	Jaguar Land Rover PLC 5.875% 2028[2]	150	152
	Jordan (Hashemite Kingdom of) 5.75% 2027[2]	1,035	1,144
	Joseph T. Ryerson & Son, Inc. 8.50% 2028[2]	157	178
	JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[1]	6,710	6,787
	KB Home 6.875% 2027	370	435
	Keurig Dr Pepper Inc. 4.597% 2028	2,740	3,339
	Keurig Dr Pepper Inc. 3.20% 2030	146	165
	Keurig Dr Pepper Inc. 5.085% 2048	1,075	1,521
	Kimberly-Clark Corp. 1.05% 2027	770	781
	Kimberly-Clark Corp. 3.10% 2030	110	127
	Kraft Heinz Company 3.95% 2025	235	259
	Kraft Heinz Company 4.375% 2046	825	893
	Kronos Acquisition Holdings Inc. 5.00% 2026[2]	95	99
	Kronos Acquisition Holdings Inc. 7.00% 2027[2]	45	47
	Kuwait (State of) 2.75% 2022[2]	3,550	3,655
	L3Harris Technologies, Inc. 1.80% 2031	950	968
	Lamar Media Corp. 3.75% 2028	210	216
	LBM Acquisition LLC 6.25% 2029[2]	50	52
	LD Holdings Group LLC 6.50% 2025[2]	220	232
	Liberty Global PLC 5.50% 2028[2]	250	264
	Ligado Networks LLC 15.50% 2023[2,8]	225	219
	Lima Metro Line 2 Finance Ltd. 5.875% 2034[2]	1,052	1,273
	Lima Metro Line 2 Finance Ltd. 5.875% 2034	721	872
	Lima Metro Line 2 Finance Ltd. 4.35% 2036[2]	630	700
	Live Nation Entertainment, Inc. 3.75% 2028[2]	50	51
	Lloyds Banking Group PLC 1.326% 2023 (UST Yield Curve Rate T Note Constant Maturity 1-year on 6/15/2022)[1]	1,825	1,846
	LPL Financial Holdings Inc. 4.625% 2027[2]	395	410
	LSB Industries, Inc. 9.625% 2023[2]	760	786
	LYB International Finance III, LLC 1.25% 2025	1,452	1,478
	Magna International Inc. 2.45% 2030	725	780
	Mallinckrodt PLC 10.00% 2025[2]	1,190	1,294
	MasTec, Inc. 4.50% 2028[2]	100	105
	Mattel, Inc. 6.75% 2025[2]	210	222
	MDC Partners Inc. 6.50% 2024[2]	470	477
	Medical Properties Trust, Inc. 3.50% 2031	450	465
	Medtronic, Inc. 3.50% 2025	1,091	1,225
	Methanex Corp. 5.125% 2027	350	381
	Methanex Corp. 5.65% 2044	240	258
	Mexico City Airport Trust 5.50% 2047	432	456
	MGM Growth Properties LLC 3.875% 2029[2]	100	102
	MGM Resorts International 7.75% 2022	200	213

190	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Microsoft Corp. 2.40% 2026	$2,688	$2,933
	Molina Healthcare, Inc. 5.375% 2022	1,200	1,273
	Molina Healthcare, Inc. 3.875% 2030[2]	75	81
	Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[1]	5,730	5,775
	Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[1]	1,510	1,640
	Morocco (Kingdom of) 5.50% 2042	3,100	3,881
	MPLX LP 2.65% 2030	837	878
	MPLX LP 5.50% 2049	1,900	2,502
	MSCI Inc. 3.875% 2031[2]	410	434
	National CineMedia, LLC 5.875% 2028[2]	100	85
	National Financial Partners Corp. 6.875% 2028[2]	210	224
	Nationstar Mortgage Holdings Inc. 5.125% 2030[2]	230	241
	Navient Corp. 5.50% 2023	440	461
	Navient Corp. 5.875% 2024	600	639
	Navient Corp. 6.125% 2024	100	107
	NCL Corp. Ltd. 3.625% 2024[2]	345	328
	NCL Corp. Ltd. 5.875% 2026[2]	115	121
	Neon Holdings, Inc. 10.125% 2026[2]	200	219
	Nestlé Holdings, Inc. 0.625% 2026[2]	5,550	5,525
	Netflix, Inc. 4.875% 2030[2]	190	219
	New Fortress Energy Inc. 6.75% 2025[2]	103	109
	New York Life Global Funding 1.20% 2030[2]	2,725	2,645
	New York Life Insurance Company 3.75% 2050[2]	413	495
	Newcrest Finance Pty Ltd. 3.25% 2030[2]	909	1,005
	Newell Rubbermaid Inc. 4.70% 2026	100	110
	Newell Rubbermaid Inc. 5.875% 2036[1]	100	122
	Nexstar Broadcasting, Inc. 4.75% 2028[2]	215	225
	NGL Energy Partners LP 7.50% 2023	175	124
	Niagara Mohawk Power Corp. 3.508% 2024[2]	180	198
	Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[2]	225	231
	Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[2]	210	229
	NIKE, Inc. 3.375% 2050	602	741
	Nissan Motor Co., Ltd. 3.043% 2023[2]	1,543	1,614
	Nissan Motor Co., Ltd. 3.522% 2025[2]	2,260	2,425
	Northriver Midstream Finance LP 5.625% 2026[2]	220	228
	Nouryon Holding BV 8.00% 2026[2]	210	224
	Nova Chemicals Corp. 5.25% 2027[2]	120	128
	Novartis Capital Corp. 1.75% 2025	460	483
	Novartis Capital Corp. 2.00% 2027	501	535
	Novartis Capital Corp. 2.20% 2030	1,060	1,139
	NRG Energy, Inc. 3.375% 2029[2]	225	231
	NRG Energy, Inc. 3.625% 2031[2]	225	232
	Occidental Petroleum Corp. 2.70% 2023	230	230
	Occidental Petroleum Corp. 5.875% 2025	240	256
	Occidental Petroleum Corp. 6.375% 2028	234	248
	Occidental Petroleum Corp. 6.125% 2031	155	166
	State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048	1,410	1,438
	ONEOK, Inc. 6.35% 2031	31	40
	ONEOK, Inc. 4.95% 2047	111	124
	ONEOK, Inc. 5.20% 2048	1,378	1,608
	ONEOK, Inc. 7.15% 2051	355	492
	Oracle Corp. 2.65% 2026	2,327	2,560
	Oracle Corp. 3.25% 2027	1,880	2,144
	Oracle Corp. 3.60% 2050	980	1,145
	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[2,4,6]	621	636
	Oversea-Chinese Banking Corp. Ltd. 1.832% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.58% on 9/10/2025)[1,2]	1,416	1,440
	Owens & Minor, Inc. 4.375% 2024	425	437
	Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[5,6]	352	352
	Pacific Gas and Electric Co. 2.95% 2026	590	624
	Pacific Gas and Electric Co. 2.10% 2027	9,935	10,097

American Funds Insurance Series	191

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Pacific Gas and Electric Co. 3.30% 2027	$659	$706
	Pacific Gas and Electric Co. 4.65% 2028	542	620
	Pacific Gas and Electric Co. 4.55% 2030	783	893
	Pacific Gas and Electric Co. 3.30% 2040	6,850	6,845
	Pacific Gas and Electric Co. 3.50% 2050	931	927
	Pakistan (Islamic Republic of) 5.50% 2021[2]	3,535	3,588
	Panama (Republic of) 3.75% 2026[2]	1,440	1,579
	Panama (Republic of) 3.16% 2030	3,730	4,138
	Panama (Republic of) 4.50% 2050	1,230	1,587
	Panama (Republic of) 4.50% 2056	1,465	1,893
	Panther BF Aggregator 2, LP 6.25% 2026[2]	55	59
	Panther BF Aggregator 2, LP 8.50% 2027[2]	200	218
	Par Pharmaceutical Inc. 7.50% 2027[2]	206	224
	Paraguay (Republic of) 4.625% 2023	947	1,020
	Paraguay (Republic of) 5.00% 2026	235	276
	Paraguay (Republic of) 4.70% 2027[2]	350	410
	Paraguay (Republic of) 5.60% 2048[2]	2,340	3,019
	Paraguay (Republic of) 5.40% 2050[2]	1,510	1,918
	PayPal Holdings, Inc. 2.30% 2030	541	580
	Peabody Energy Corp. 6.00% 2022[2]	225	165
	PennyMac Financial Services, Inc. 5.375% 2025[2]	210	222
	Peru (Republic of) 2.392% 2026	500	534
	Petrobras Global Finance Co. 6.75% 2050	1,370	1,704
	Petróleos Mexicanos 6.875% 2025[2]	1,340	1,471
	Petróleos Mexicanos 6.49% 2027	100	106
	Petróleos Mexicanos 6.35% 2048	723	657
	Petróleos Mexicanos 7.69% 2050	250	252
	Petróleos Mexicanos 6.95% 2060	201	189
	PETRONAS Capital Ltd. 3.50% 2030[2]	605	697
	PetSmart, Inc. 5.875% 2025[2]	790	813
	PetSmart, Inc. 8.875% 2025[2]	1,035	1,064
	PG&E Corp. 5.00% 2028	220	235
	PG&E Corp. 5.25% 2030	125	138
	Philip Morris International Inc. 2.10% 2030	634	662
	Philippines (Republic of) 1.648% 2031	1,637	1,662
	Pioneer Natural Resources Company 1.90% 2030	1,078	1,069
	Plains All American Pipeline, LP 3.80% 2030	352	379
	Poland (Republic of) 3.25% 2026	3,090	3,491
	Post Holdings, Inc. 4.625% 2030[2]	579	610
	PowerTeam Services, LLC 9.033% 2025[2]	100	111
	Prime Healthcare Services, Inc. 7.25% 2025[2]	140	149
	Prime Security Services Borrower, LLC 3.375% 2027[2]	160	159
	Procter & Gamble Company 3.00% 2030	338	390
	Progress Energy, Inc. 7.75% 2031	150	224
	PT Indonesia Asahan Aluminium Tbk 5.23% 2021[2]	555	577
	PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]	500	602
	PTT Exploration and Production PCL 2.587% 2027[2]	200	209
	Public Service Electric and Gas Co. 2.05% 2050	415	391
	Puget Energy, Inc. 6.00% 2021	1,023	1,059
	Puget Energy, Inc. 5.625% 2022	480	508
	Qatar (State of) 3.875% 2023[2]	475	511
	Qatar (State of) 3.40% 2025[2]	4,805	5,306
	Qatar (State of) 4.50% 2028[2]	3,205	3,889
	Qatar (State of) 5.103% 2048[2]	530	747
	Rabobank Nederland 4.625% 2023	2,180	2,431
	Radiology Partners, Inc. 9.25% 2028[2]	410	462
	Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.476% 2025[5,6]	325	321
	Rattler Midstream Partners LP 5.625% 2025[2]	220	233
	Rayonier A.M. Products Inc. 7.625% 2026[2]	40	42
	Regeneron Pharmaceuticals, Inc. 1.75% 2030	1,014	1,000
	Reynolds American Inc. 4.45% 2025	2,115	2,409
	Rolls-Royce PLC 5.75% 2027[2]	220	244

192	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Roper Technologies, Inc. 1.00% 2025	$2,210	$2,238
	Royal Caribbean Cruises Ltd. 11.50% 2025[2]	95	111
	RP Escrow Issuer, LLC 5.25% 2025[2]	75	79
	Russian Federation 4.25% 2027	1,400	1,600
	Sabine Pass Liquefaction, LLC 4.50% 2030[2]	88	104
	Sabre GLBL Inc. 7.375% 2025[2]	210	228
	Sabre Holdings Corp. 5.25% 2023[2]	50	51
	Sabre Holdings Corp. 9.25% 2025[2]	125	149
	Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	640	659
	Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[2]	283	315
	Santander Holdings USA, Inc. 3.244% 2026	3,750	4,095
	Saudi Arabia (Kingdom of) 2.894% 2022[2]	1,900	1,959
	Saudi Arabia (Kingdom of) 2.90% 2025	2,000	2,158
	Saudi Arabia (Kingdom of) 3.628% 2027[2]	1,900	2,137
	Saudi Arabia (Kingdom of) 3.625% 2028[2]	3,840	4,310
	Saudi Arabian Oil Co. 1.625% 2025[2]	430	441
	Scentre Group 3.50% 2025[2]	210	225
	Scentre Group 3.75% 2027[2]	110	119
	Schlumberger BV 4.00% 2025[2]	935	1,064
	Scientific Games Corp. 5.00% 2025[2]	539	557
	Scientific Games Corp. 8.25% 2026[2]	615	664
	Scientific Games Corp. 7.00% 2028[2]	100	108
	Scientific Games Corp. 7.25% 2029[2]	160	176
	Scripps Escrow II, Inc. 3.875% 2029[2]	50	52
	Service Properties Trust 5.50% 2027	85	93
	ServiceNow, Inc. 1.40% 2030	1,830	1,787
	Shell International Finance BV 3.25% 2050	1,000	1,135
	Shire PLC 2.40% 2021	1,072	1,086
	Sinclair Television Group, Inc. 5.125% 2027[2]	155	158
	Sinclair Television Group, Inc. 4.125% 2030[2]	230	236
	Six Flags Entertainment Corp. 4.875% 2024[2]	230	231
	Sizzling Platter LLC 8.50% 2025[2]	200	209
	Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,261
	Skandinaviska Enskilda Banken AB 2.80% 2022	2,100	2,162
	SkyMiles IP Ltd. 4.75% 2028[2]	210	229
	Sotera Health Holdings LLC, Term Loan, (3-months USD-LIBOR + 4.50%) 5.50% 2026[5,6]	184	185
	Southern California Edison Co. 2.85% 2029	200	218
	Southwestern Energy Co. 6.45% 2025[1]	200	208
	Southwestern Energy Co. 8.375% 2028	60	65
	Springleaf Finance Corp. 6.125% 2024	650	711
	Sprint Corp. 7.625% 2026	180	224
	Sprint Corp. 6.875% 2028	725	957
	Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	7,010	6,101
	Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	3,700	2,902
	Sri Lanka (Democratic Socialist Republic of) 5.75% 2023	2,890	1,863
	State Grid Overseas Investment Ltd. 3.50% 2027[2]	5,600	6,232
	Statoil ASA 3.70% 2024	1,950	2,145
	Statoil ASA 4.25% 2041	1,000	1,257
	Stericycle, Inc. 3.875% 2029[2]	65	67
	Summit Materials, Inc. 6.50% 2027[2]	210	224
	Sunoco Logistics Operating Partners, LP 4.00% 2027	1,490	1,631
	Sunoco LP 5.50% 2026	210	216
	Sunoco LP 4.50% 2029[2]	220	229
	Surgery Center Holdings 10.00% 2027[2]	210	232
	Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[1,2]	800	935
	Syneos Health, Inc. 3.625% 2029[2]	45	45
	Talen Energy Corp. 10.50% 2026[2]	105	94
	Talen Energy Corp. 7.25% 2027[2]	510	544
	Talen Energy Supply, LLC 7.625% 2028[2]	70	76
	Targa Resources Partners LP 5.875% 2026	125	133
	Targa Resources Partners LP 5.50% 2030	230	250

American Funds Insurance Series	193

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Targa Resources Partners LP 4.875% 2031[2]	$ 90	$ 98
	Teekay Offshore Partners LP 8.50% 2023[2]	550	469
	TEGNA Inc. 4.75% 2026[2]	100	107
	Tencent Holdings Ltd. 3.24% 2050[2]	7,950	8,245
	Tencent Music Entertainment Group 2.00% 2030	610	607
	Tenet Healthcare Corp. 4.875% 2026[2]	865	906
	Teva Pharmaceutical Finance Co. BV 2.20% 2021	71	71
	Teva Pharmaceutical Finance Co. BV 2.80% 2023	4,361	4,325
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,600	4,887
	Teva Pharmaceutical Finance Co. BV 7.125% 2025	3,910	4,329
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,900	2,793
	State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	1,780	1,863
	The Home Company Inc. 7.25% 2025[2]	290	299
	Thermo Fisher Scientific Inc. 4.133% 2025	1,170	1,331
	T-Mobile US, Inc. 3.875% 2030[2]	2,925	3,391
	T-Mobile US, Inc. 2.55% 2031[2]	9,390	9,872
	Toronto-Dominion Bank 1.15% 2025	7,000	7,151
	Total Capital International 3.127% 2050	3,283	3,562
	Total Play Telecomunicaciones, SA de CV 7.50% 2025[2]	230	230
	Toyota Motor Credit Corp. 2.90% 2023	1,360	1,439
	Toyota Motor Credit Corp. 1.80% 2025	8,000	8,392
	Toyota Motor Credit Corp. 3.00% 2025	1,360	1,496
	Toyota Motor Credit Corp. 3.375% 2030	453	530
	TransCanada PipeLines Ltd. 4.10% 2030	1,342	1,587
	TransDigm Inc. 6.50% 2024	25	25
	TransDigm Inc. 6.25% 2026[2]	204	218
	TransDigm Inc. 5.50% 2027	220	232
	Transocean Guardian Ltd. 5.875% 2024[2]	43	36
	Transocean Inc. 6.125% 2025[2]	94	89
	Transocean Poseidon Ltd. 6.875% 2027[2]	130	119
	Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[5,6]	73	51
	TreeHouse Foods, Inc. 4.00% 2028	50	52
	Trilogy International Partners, LLC 8.875% 2022[2]	1,585	1,533
	Trivium Packaging BV 8.50% 2027[2]	200	219
	Tronox Ltd. 6.50% 2026[2]	375	391
	Turkey (Republic of) 6.25% 2022	1,880	1,971
	Turkey (Republic of) 5.75% 2024	2,500	2,638
	Turkey (Republic of) 6.35% 2024	2,220	2,388
	U.S. Treasury 0.125% 2022	12,340	12,341
	U.S. Treasury 2.625% 2023	6,900	7,270
	U.S. Treasury 1.875% 2024	4,515	4,787
	U.S. Treasury 2.75% 2025	10,140	11,245
	U.S. Treasury 2.875% 2025	5,400	6,063
	U.S. Treasury 0.625% 2030	11,600	11,338
	U.S. Treasury 1.125% 2040	9,170	8,704
	U.S. Treasury 2.75% 2047[9]	1,625	2,040
	U.S. Treasury 3.00% 2048	5,045	6,637
	U.S. Treasury 1.25% 2050[9]	12,900	11,700
	U.S. Treasury 2.00% 2050[9]	8,100	8,796
	U.S. Treasury Inflation-Protected Security 0.125% 2021[3]	3,340	3,352
	U.S. Treasury Inflation-Protected Security 1.125% 2021[3]	3,321	3,322
	U.S. Treasury Inflation-Protected Security 0.125% 2030[3,9]	14,594	16,279
	U.S. Treasury Inflation-Protected Security 0.75% 2042[3]	720	918
	U.S. Treasury Inflation-Protected Security 0.625% 2043[3]	1,359	1,697
	U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	5,921	8,540
	U.S. Treasury Inflation-Protected Security 1.00% 2049[3,9]	5,381	7,588
	U.S. Treasury Inflation-Protected Security 0.25% 2050[3,9]	5,672	6,756
	Uber Technologies, Inc. 8.00% 2026[2]	300	327
	UBS Group AG 1.008% 2024 (UST Yield Curve Rate T Note Constant Maturity 5-year + 0.83% on 7/30/2023)[1,2]	1,950	1,970

194	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 4.00%) 4.75% 2026[5,6]	$ 319	$ 321
	UniCredit SpA 3.75% 2022[2]	1,750	1,814
	UniCredit SpA 4.625% 2027[2]	6,805	7,749
	Uniform Mortgage-Backed Security 1.50% 2036[4,10]	19,656	20,196
	Uniform Mortgage-Backed Security 2.00% 2051[4,10]	5,652	5,851
	Uniform Mortgage-Backed Security 2.00% 2051[4,10]	4,350	4,510
	Unisys Corp. 6.875% 2027[2]	50	55
	United Airlines Holdings, Inc. 6.50% 2027[2]	290	312
	United Mexican States 3.90% 2025	1,080	1,213
	United Mexican States 3.25% 2030	2,685	2,906
	United Mexican States 2.659% 2031	1,822	1,869
	United Mexican States 4.75% 2032	950	1,146
	United Mexican States 5.00% 2051	890	1,111
	United Natural Foods, Inc. 6.75% 2028[2]	175	183
	United Rentals, Inc. 3.875% 2031	50	53
	United Technologies Corp. 4.125% 2028	1,900	2,266
	Univision Communications Inc. 6.625% 2027[2]	220	237
	Upjohn Inc. 2.30% 2027[2]	794	846
	Upjohn Inc. 3.85% 2040[2]	970	1,095
	Uruguay (Oriental Republic of) 4.375% 2031	600	737
	Vale Overseas Ltd. 3.75% 2030	1,873	2,086
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[2]	800	825
	Valvoline Inc. 4.375% 2025	90	93
	Valvoline Inc. 3.625% 2031[2]	210	216
	Venator Materials Corp. 5.75% 2025[2]	620	581
	Venator Materials Corp. 9.50% 2025[2]	420	460
	Veritas Holdings Ltd. 7.50% 2023[2]	440	442
	Veritas Holdings Ltd. 10.50% 2024[2]	200	204
	Veritas Holdings Ltd. 7.50% 2025[2]	285	293
	Verizon Communications Inc. 0.85% 2025	4,480	4,516
	Verizon Communications Inc. 3.15% 2030	575	645
	Vertical U.S. Newco Inc. 5.25% 2027[2]	225	239
	VICI Properties LP 4.25% 2026[2]	175	182
	VICI Properties LP 4.625% 2029[2]	45	48
	VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[2]	110	113
	VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[2]	250	264
	Vine Oil & Gas LP 8.75% 2023[2]	175	140
	Virgin Media O2 4.25% 2031[2]	275	282
	Volkswagen Group of America Finance, LLC 4.00% 2021[2]	1,900	1,959
	Volkswagen Group of America Finance, LLC 4.625% 2025[2]	1,280	1,493
	Walt Disney Company 2.65% 2031	5,520	6,053
	Warner Music Group 3.875% 2030[2]	210	224
	WEA Finance LLC 3.75% 2024[2]	535	565
	Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[1]	11,775	12,542
	WESCO Distribution, Inc. 7.125% 2025[2]	195	215
	WESCO Distribution, Inc. 7.25% 2028[2]	215	245
	Western Gas Partners LP 4.50% 2028	230	239
	Western Global Airlines LLC 10.375% 2025[2]	80	89
	Western Midstream Operating, LP 4.10% 2025[1]	155	160
	Western Midstream Operating, LP 4.75% 2028	70	73
	Westfield Corp. Ltd. 3.15% 2022[2]	245	249
	Westpac Banking Corp. 2.894% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)[1]	2,900	3,041
	Williams Companies, Inc. 3.50% 2030	1,024	1,161
	Williams Partners LP 4.30% 2024	820	905
	Wyndham Worldwide Corp. 4.375% 2028[2]	230	239
	Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[2]	228	232
	Wynn Macau, Ltd. 5.625% 2028[2]	200	210
	Wynn Resorts Ltd. 7.75% 2025[2]	180	195
	Xcel Energy Inc. 3.35% 2026	2,581	2,914
	Xerox Corp. 5.50% 2028[2]	450	478
	Ziggo Bond Co. BV 5.125% 2030[2]	200	211

American Funds Insurance Series	195

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Ziggo Bond Finance BV 5.50% 2027[2]	$ 412	$ 431
	Ziggo Bond Finance BV 4.875% 2030[2]	100	105
	Zimmer Holdings, Inc. 3.15% 2022	790	813

			924,718

	Total bonds, notes & other debt instruments (cost: $2,015,926,000)		2,189,999

Common stocks 0.08%		Shares
U.S. dollars 0.08%	Associated Materials Group Inc.[11,12,13]	174,911	1,098
	Oasis Petroleum Inc.[13]	8,735	324
	Weatherford International[13]	29,931	180
	Tribune Resources, LLC[11,12,13]	158,988	145
	ACR III LSC Holdings LLC[11,12,13]	49	74
	Advanz Pharma Corp. Ltd.[13,14]	9,130	40
	Advanz Pharma Corp. Ltd.[13]	6,028	27
	McDermott International, Inc.[13]	4,287	3
	Jonah Energy Parent LLC[11,12,13]	130	2
	Sable Permian Resources, LLC, units[11,12,13]	2,905,980	–	[15]

	Total common stocks (cost: $4,556,000)		1,893

Rights & warrants 0.00%
U.S. dollars 0.00%	Tribune Resources, LLC, Class A, warrants, expire 2023[11,12,13]	53,128	–	[15]
	Tribune Resources, LLC, Class B, warrants, expire 2023[11,12,13]	41,322	–	[15]
	Tribune Resources, LLC, Class C, warrants, expire 2023[11,12,13]	39,060	–	[15]

	Total rights & warrants (cost: $8,000)		–	[15]

Short-term securities 6.44%

Money market investments 6.28%
	Capital Group Central Cash Fund 0.12%[16,17]	1,470,026	147,017

		Principal amount (000)

Bills & notes of governments outside the U.S. 0.16%
	Greek Treasury Bill 0.13% due 1/4/2021	€ 3,000	3,665

	Total short-term securities (cost: $150,388,000)		150,682

	Total investment securities 100.16% (cost: $2,170,878,000)		2,342,574
	Other assets less liabilities (0.16)%		(3,829)

	Net assets 100.00%		$ 2,338,745

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[18]	Value at 12/31/2020 (000)	[19]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	53	April 2021	$5,300		$ 6,687		$ 14
10 Year Japanese Government Bond Futures	Long	1	March 2021	¥100,000		1,471		(1)
10 Year Ultra U.S. Treasury Note Futures	Short	256	March 2021	$(25,600)		(40,028)		88

196	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Futures contracts (continued)
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[18]	Value at 12/31/2020 (000)	[19]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
10 Year U.S. Treasury Note Futures	Short	363	March 2021	(36,300)		$(50,122)		$ (53)
30 Year Euro-Buxl Futures	Long	50	March 2021	€5,000		13,758		206
30 Year Ultra U.S. Treasury Bond Futures	Long	75	March 2021	$7,500		16,017		(101)
								$ 153

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
AUD1,830	USD1,338	Bank of New York Mellon	1/6/2021	$ 73
USD1,384	AUD1,830	HSBC Bank	1/6/2021	(27)
USD7,916	NZD11,400	Bank of America	1/6/2021	(287)
EUR5,320	USD6,419	Bank of America	1/7/2021	81
EUR2,080	USD2,519	HSBC Bank	1/7/2021	23
USD4,624	EUR3,790	Citibank	1/7/2021	(7)
JPY11,212,630	USD107,405	Goldman Sachs	1/8/2021	1,198
EUR74,298	USD89,863	JPMorgan Chase	1/8/2021	924
CAD16,330	USD12,628	Standard Chartered Bank	1/8/2021	202
SEK23,400	USD2,746	Bank of America	1/8/2021	99
MXN220,660	USD10,980	HSBC Bank	1/8/2021	98
AUD1,260	USD928	HSBC Bank	1/8/2021	44
NOK10,500	USD1,188	Bank of New York Mellon	1/8/2021	36
CHF800	USD894	Bank of America	1/8/2021	10
CZK181,540	EUR6,914	HSBC Bank	1/8/2021	5
EUR10,116	DKK75,300	Bank of New York Mellon	1/8/2021	(2)
USD2,299	EUR1,890	Citibank	1/8/2021	(11)
PLN12,600	USD3,397	Citibank	1/8/2021	(24)
USD2,283	MXN46,000	Goldman Sachs	1/8/2021	(26)
USD1,861	AUD2,460	HSBC Bank	1/8/2021	(36)
USD984	ZAR15,210	Bank of America	1/8/2021	(49)
USD2,623	GBP1,970	Citibank	1/8/2021	(71)
USD6,270	CZK136,930	Citibank	1/8/2021	(106)
USD12,699	CAD16,330	Goldman Sachs	1/8/2021	(130)
USD17,096	ILS56,300	Citibank	1/8/2021	(427)
USD15,021	AUD20,170	UBS AG	1/8/2021	(531)
CNH137,510	USD21,027	UBS AG	1/12/2021	102
USD2,914	THB88,000	Citibank	1/12/2021	(24)
JPY1,485,880	USD14,244	HSBC Bank	1/14/2021	149
COP4,735,500	USD1,368	Citibank	1/14/2021	19
KRW28,454,610	USD26,193	Citibank	1/14/2021	7
USD2,244	IDR31,688,220	Standard Chartered Bank	1/14/2021	(8)
USD3,313	INR244,900	HSBC Bank	1/14/2021	(34)
USD1,765	CLP1,302,100	Citibank	1/14/2021	(67)
USD6,914	KRW7,636,890	Citibank	1/14/2021	(117)
USD5,644	DKK34,570	Goldman Sachs	1/19/2021	(34)
USD10,438	NZD14,740	Goldman Sachs	1/21/2021	(169)
CAD13,240	USD10,150	Citibank	1/29/2021	253
CAD13,190	USD10,114	Bank of America	1/29/2021	249
MXN76,040	USD3,645	Goldman Sachs	1/29/2021	163
USD2,093	ZAR30,700	UBS AG	1/29/2021	13
EUR5,779	DKK43,000	Citibank	1/29/2021	2
EUR722	DKK5,372	Goldman Sachs	1/29/2021	— [15]

American Funds Insurance Series	197

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
EUR722	DKK5,372	Citibank	1/29/2021	$ – [15]
EUR14,020	DKK104,345	Citibank	1/29/2021	– [15]
USD1,769	ZAR29,280	Bank of America	1/29/2021	(215)
USD7,227	MXN155,490	Morgan Stanley	1/29/2021	(560)
USD19,929	CAD26,430	Citibank	1/29/2021	(837)
CAD17,000	USD13,128	UBS AG	2/10/2021	230
RUB422,320	USD5,511	Goldman Sachs	2/10/2021	175
				$ 356

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)

0.0079%	6-month JPY-LIBOR	4/8/2030	¥1,620,000	$(32)	$32	$(64)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)

CDX.EM.34	1.00%/Quarterly	12/20/2025	$25,000	$602	$1,300	$(698)

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)

1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$13,090	$321	$290	$31

Investments in affiliates[17]
	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)

Short-term securities 6.29%
Money market investments 6.29%
Capital Group Central Cash Fund 0.12%[16]	$77,745	$900,757	$831,352	$35	$(168)	$147,017	$477

198	American Funds Insurance Series

Capital World Bond Fund  (formerly Global Bond Fund) (continued)

[1]	Step bond; coupon rate may change at a later date.
[2]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $282,947,000, which represented 12.10% of the net assets of the fund.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $2,635,000, which represented .11% of the net assets of the fund.

[6]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[7]	Scheduled interest and/or principal payment was not received.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,515,000, which represented .19% of the net assets of the fund.
[10]	Purchased on a TBA basis.
[11]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,319,000, which represented .06% of the net assets of the fund.
[12]	Value determined using significant unobservable inputs.
[13]	Security did not produce income during the last 12 months.
[14]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 12/31/2020.
[17]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[18]	Notional amount is calculated based on the number of contracts and notional contract size.
[19]	Value is calculated based on the notional amount and current market price.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Advanz Pharma Corp. Ltd.	8/31/2018	$116	$40.00%

Key to abbreviations and symbols
AUD/A$ = Australian dollars	MXN = Mexican pesos
BRL = Brazilian reais	MYR = Malaysian ringgits
CAD/C$ = Canadian dollars	NOK/NKr = Norwegian kroner
CHF = Swiss francs	NZD/NZ$ = New Zealand dollars
CLP = Chilean pesos	PEN = Peruvian nuevos soles
CNH/CNY = Chinese yuan renminbi	PLN = Polish zloty
COP = Colombian pesos	Ref. = Refunding
CZK = Czech korunas	Rev. = Revenue
DKK/DKr = Danish kroner	RON = Romanian leu
DOP = Dominican pesos	RUB = Russian rubles
EUR/€ = Euros	S$ = Singapore dollars
EURIBOR = Euro Interbank Offered Rate	SEK = Swedish kronor
GBP/£ = British pounds	SOFR = Secured Overnight Financing Rate
IDR = Indonesian rupiah	TBA = To-be-announced
ILS = Israeli shekels	THB = Thai baht
INR = Indian rupees	UAH = Ukrainian hryvnia
JPY/¥ = Japanese yen	USD/$ = U.S. dollars
KRW = South Korean won	ZAR = South African rand
LIBOR = London Interbank Offered Rate

See notes to financial statements.

American Funds Insurance Series	199

High-Income Bond Fund

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 89.34%		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 89.33%
Communication services 13.43%	Brightstar Escrow Corp. 9.75% 2025[1]	$ 575	$616
	Cars.com Inc. 6.375% 2028[1]	625	665
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	1,155	1,164
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	263	273
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	3,182	3,287
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	96	102
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2029[1]	24	26
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	304	323
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	787	850
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	4,535	4,785
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[1]	2,549	2,725
	CenturyLink, Inc. 6.75% 2023	2,235	2,493
	CenturyLink, Inc. 7.50% 2024	583	661
	CenturyLink, Inc. 5.125% 2026[1]	2,069	2,188
	CenturyLink, Inc. 4.00% 2027[1]	134	139
	Clear Channel Worldwide Holdings, Inc. 9.25% 2024	561	569
	Diamond Sports Group LLC 5.375% 2026[1]	993	809
	Diamond Sports Group LLC 6.625% 2027[1]	1,155	700
	Discovery Communications, Inc. 4.65% 2050	442	553
	Embarq Corp. 7.995% 2036	927	1,145
	Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 4.25%) 5.25% 2027[2,3]	75	75
	Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[2,3]	525	549
	Front Range BidCo, Inc. 6.125% 2028[1]	1,089	1,153
	Frontier Communications Corp. 10.50% 2022[4]	4,500	2,356
	Frontier Communications Corp. 5.875% 2027[1]	1,550	1,679
	Frontier Communications Corp. 5.00% 2028[1]	3,500	3,655
	Frontier Communications Corp. 6.75% 2029[1]	1,675	1,795
	Gogo Inc. 9.875% 2024[1]	10,414	11,170
	Gray Television, Inc. 7.00% 2027[1]	808	886
	iHeartCommunications, Inc. 5.25% 2027[1]	1,235	1,296
	Inmarsat PLC 6.75% 2026[1]	1,475	1,591
	Intelsat Jackson Holding Co. 8.00% 2024[1]	1,675	1,718
	Intelsat Jackson Holding Co. 8.50% 2024[1,4]	3,175	2,278
	Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2021[2,3]	1,212	1,241
	Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[2]	3,900	3,976
	Lamar Media Corp. 3.75% 2028	61	63
	Lamar Media Corp. 4.875% 2029	300	320
	Lamar Media Corp. 4.00% 2030	260	270
	Liberty Global PLC 5.50% 2028[1]	656	693
	Ligado Networks LLC 15.50% 2023[1,5]	1,750	1,706
	Live Nation Entertainment, Inc. 3.75% 2028[1]	450	456
	Match Group, Inc. 4.625% 2028[1]	1,100	1,155
	MDC Partners Inc. 6.50% 2024[1]	5,170	5,249
	Meredith Corp. 6.875% 2026	2,239	2,187
	National CineMedia, LLC 5.875% 2028[1]	250	213
	Netflix, Inc. 5.375% 2021	1,300	1,307
	Netflix, Inc. 4.875% 2028	360	407
	Netflix, Inc. 4.875% 2030[1]	174	200
	Nexstar Broadcasting, Inc. 4.75% 2028[1]	2,500	2,620
	Nexstar Escrow Corp. 5.625% 2027[1]	289	310
	Numericable Group SA 7.375% 2026[1]	1,049	1,105
	Qwest Capital Funding, Inc. 6.875% 2028	660	705
	Scripps Escrow II, Inc. 3.875% 2029[1]	1,125	1,175
	Sinclair Television Group, Inc. 5.125% 2027[1]	345	352
	Sinclair Television Group, Inc. 4.125% 2030[1]	1,800	1,847
	Sirius XM Radio Inc. 4.625% 2024[1]	74	77
	Sirius XM Radio Inc. 4.125% 2030[1]	345	368
	Sprint Corp. 11.50% 2021	987	1,073
	Sprint Corp. 7.625% 2026	2,000	2,485
	Sprint Corp. 6.875% 2028	3,671	4,847
	Sprint Corp. 8.75% 2032	2,440	3,866

200	American Funds Insurance Series

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	TEGNA Inc. 4.75% 2026[1]	$ 850	$909
	TEGNA Inc. 4.625% 2028[1]	635	650
	TEGNA Inc. 5.00% 2029	716	757
	T-Mobile US, Inc. 3.875% 2030[1]	292	339
	T-Mobile US, Inc. 4.50% 2050[1]	379	468
	Total Play Telecomunicaciones, SA de CV 7.50% 2025[1]	725	725
	Trilogy International Partners, LLC 8.875% 2022[1]	4,500	4,353
	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC 7.875% 2025[1]	75	81
	Univision Communications Inc. 5.125% 2025[1]	3,195	3,225
	Univision Communications Inc. 6.625% 2027[1]	3,050	3,281
	Virgin Media O2 4.25% 2031[1]	1,925	1,971
	Virgin Media Secured Finance PLC 4.50% 2030[1]	790	826
	Vodafone Group PLC 7.00% 2079 (5-year USD Swap + 4.873% on 4/4/2029)[6]	105	131
	Warner Music Group 5.50% 2026[1]	228	236
	Warner Music Group 3.875% 2030[1]	850	905
	Ziggo Bond Co. BV 5.125% 2030[1]	419	443
	Ziggo Bond Finance BV 5.50% 2027[1]	1,491	1,559
	Ziggo Bond Finance BV 4.875% 2030[1]	1,075	1,132

			116,538

Energy 12.44%	American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[1,4]	1,934	14
	Antero Resources Corp. 5.375% 2024	875	855
	Antero Resources Corp. 7.875% 2026[1]	92	95
	Apache Corp. 4.625% 2025	770	809
	Apache Corp. 4.875% 2027	1,360	1,444
	Apache Corp. 4.375% 2028	791	825
	Apache Corp. 6.00% 2037	165	183
	Apache Corp. 5.10% 2040	795	854
	Apache Corp. 4.75% 2043	295	306
	Ascent Resources - Utica LLC 7.00% 2026[1]	765	734
	Ascent Resources - Utica LLC 9.00% 2027[1]	120	134
	Ascent Resources - Utica LLC 8.25% 2028[1]	271	271
	Ascent Resources - Utica LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 9.233% 2025[1,2,3]	228	249
	Blue Racer Midstream LLC and Blue Racer Finance Corp. 6.125% 2022[1]	1,300	1,303
	Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[1]	871	930
	Carrizo Oil & Gas Inc. 6.25% 2023	750	478
	Cenovus Energy Inc. 5.375% 2025	755	852
	Cenovus Energy Inc. 6.75% 2039	125	165
	Cenovus Energy Inc. 5.40% 2047	400	470
	Centennial Resource Production, LLC 6.875% 2027[1]	465	335
	Cheniere Energy Partners, LP 5.625% 2026	1,146	1,197
	Cheniere Energy Partners, LP 4.50% 2029	583	618
	Cheniere Energy, Inc. 7.00% 2024	319	373
	Cheniere Energy, Inc. 5.875% 2025	495	576
	Cheniere Energy, Inc. 4.625% 2028[1]	5,055	5,314
	Chesapeake Energy Corp. 4.875% 2022[4]	4,300	215
	Chesapeake Energy Corp. 11.50% 2025[1,4]	2,824	498
	Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[2,3,4]	2,627	2,154
	CITGO Petroleum Corp. 7.00% 2025[1]	500	500
	CNX Resources Corp. 7.25% 2027[1]	935	1,002
	CNX Resources Corp. 6.00% 2029[1]	1,345	1,380
	Comstock Resources, Inc. 9.75% 2026	1,363	1,464
	Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[1,5]	7,784	2,219
	Continental Resources Inc. 5.75% 2031[1]	655	728
	Convey Park Energy LLC 7.50% 2025[1]	417	423
	DCP Midstream LP 7.375% 2049 (3-month USD-LIBOR + 5.148% on 12/15/2022)[6]	270	225
	DCP Midstream Operating LP 4.95% 2022	1,072	1,108

American Funds Insurance Series	201

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Diamond Offshore Drilling, Inc. 7.875% 2025[4]	$ 508	$65
	Diamond Offshore Drilling, Inc. 4.875% 2043[4]	1,362	173
	Endeavor Energy Resources, LP 6.625% 2025[1]	850	911
	Energy Transfer Operating, LP 5.00% 2050	2,051	2,223
	EnLink Midstream Partners, LLC 5.625% 2028[1]	660	676
	EnLink Midstream Partners, LP 4.15% 2025	400	393
	EQM Midstream Partners, LP 4.75% 2023	400	421
	EQM Midstream Partners, LP 4.125% 2026	127	128
	EQM Midstream Partners, LP 6.50% 2027[1]	2,365	2,666
	EQM Midstream Partners, LP 5.50% 2028	1,231	1,348
	EQT Corp. 7.875% 2025	630	718
	EQT Corp. 3.90% 2027	125	124
	EQT Corp. 5.00% 2029	480	507
	EQT Corp. 8.75% 2030	400	489
	Extraction Oil & Gas, Inc. 5.625% 2026[1,4]	1,575	289
	Genesis Energy, LP 5.625% 2024	150	146
	Genesis Energy, LP 6.50% 2025	2,235	2,178
	Genesis Energy, LP 8.00% 2027	1,528	1,524
	Harvest Midstream I, LP 7.50% 2028[1]	1,325	1,413
	Hess Midstream Partners LP 5.125% 2028[1]	687	719
	Hilcorp Energy I, LP 5.75% 2025[1]	775	787
	Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 3.146% 2024[2,3,7]	12	10
	Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 4.00%) 4.146% 2025[2,3,5]	146	100
	MPLX LP 5.50% 2049	417	549
	Murphy Oil Corp. 6.875% 2024	1,000	1,019
	Nabors Industries Inc. 5.75% 2025	355	186
	New Fortress Energy Inc. 6.75% 2025[1]	1,034	1,097
	NGL Energy Partners LP 7.50% 2023	767	545
	NGL Energy Partners LP 6.125% 2025	3,179	2,023
	Northriver Midstream Finance LP 5.625% 2026[1]	625	647
	NuStar Logistics, LP 6.75% 2021[1]	15	15
	NuStar Logistics, LP 6.00% 2026	686	743
	Occidental Petroleum Corp. 2.70% 2023	275	275
	Occidental Petroleum Corp. 2.90% 2024	2,093	2,018
	Occidental Petroleum Corp. 5.50% 2025	755	789
	Occidental Petroleum Corp. 5.875% 2025	710	757
	Occidental Petroleum Corp. 8.00% 2025	1,475	1,683
	Occidental Petroleum Corp. 3.40% 2026	600	573
	Occidental Petroleum Corp. 6.375% 2028	575	609
	Occidental Petroleum Corp. 3.50% 2029	210	192
	Occidental Petroleum Corp. 6.625% 2030	885	962
	Occidental Petroleum Corp. 8.875% 2030	375	441
	Occidental Petroleum Corp. 6.125% 2031	845	906
	Occidental Petroleum Corp. 4.20% 2048	165	134
	ONEOK, Inc. 5.85% 2026	273	327
	ONEOK, Inc. 4.95% 2047	23	26
	ONEOK, Inc. 5.20% 2048	282	329
	ONEOK, Inc. 7.15% 2051	83	115
	Ovintiv Inc. 6.50% 2034	550	637
	Parsley Energy, Inc. 5.25% 2025[1]	150	157
	PBF Holding Company LLC 9.25% 2025[1]	235	231
	PDC Energy Inc. 5.75% 2026	1,100	1,138
	Peabody Energy Corp. 6.00% 2022[1]	1,738	1,272
	Peabody Energy Corp. 6.375% 2025[1]	100	55
	Petrobras Global Finance Co. 5.60% 2031	250	288
	Petrobras Global Finance Co. 6.90% 2049	375	476
	Petrobras Global Finance Co. 6.75% 2050	850	1,057
	Petróleos Mexicanos 6.875% 2025[1]	350	384
	Petróleos Mexicanos 6.49% 2027	495	523

202	American Funds Insurance Series

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Petróleos Mexicanos 5.35% 2028	$ 449	$444
	Petróleos Mexicanos 6.375% 2045	210	193
	Petróleos Mexicanos 6.35% 2048	108	98
	Petróleos Mexicanos 7.69% 2050	651	657
	PowerTeam Services, LLC 9.033% 2025[1]	560	624
	QEP Resources, Inc. 5.625% 2026	435	478
	Range Resources Corp. 4.875% 2025	472	447
	Rattler Midstream Partners LP 5.625% 2025[1]	1,105	1,169
	Rockies Express Pipeline LLC 4.95% 2029[1]	1,000	1,042
	Sabine Pass Liquefaction, LLC 4.50% 2030[1]	256	304
	Sanchez Energy Corp. 7.25% 2023[1,4]	739	7
	SM Energy Co. 5.625% 2025	247	201
	SM Energy Co. 6.625% 2027	290	233
	Southwestern Energy Co. 6.45% 2025[6]	935	972
	Southwestern Energy Co. 7.50% 2026	1,224	1,286
	Southwestern Energy Co. 7.75% 2027	72	78
	Southwestern Energy Co. 8.375% 2028	865	940
	Sunoco LP 5.50% 2026	513	528
	Sunoco LP 6.00% 2027	147	156
	Sunoco LP 4.50% 2029[1]	1,205	1,255
	Tallgrass Energy Partners, LP 5.50% 2024[1]	1,000	1,020
	Tallgrass Energy Partners, LP 7.50% 2025[1]	585	633
	Tapstone Energy, Term Loan, (3-month USD-LIBOR + 4.00%) 4.741% 2024[2,3,7,8]	11	6
	Targa Resources Partners LP 5.875% 2026	321	341
	Targa Resources Partners LP 6.50% 2027	133	145
	Targa Resources Partners LP 6.875% 2029	332	374
	Targa Resources Partners LP 5.50% 2030	477	518
	Targa Resources Partners LP 4.875% 2031[1]	2,000	2,173
	Teekay Corp. 9.25% 2022[1]	3,108	3,178
	Teekay Offshore Partners LP 8.50% 2023[1]	2,009	1,712
	Transocean Guardian Ltd. 5.875% 2024[1]	862	726
	Transocean Inc. 6.125% 2025[1]	1,876	1,788
	Transocean Poseidon Ltd. 6.875% 2027[1]	655	598
	USA Compression Partners, LP 6.875% 2026	264	276
	USA Compression Partners, LP 6.875% 2027	247	264
	Vine Oil & Gas LP 8.75% 2023[1]	1,767	1,414
	Weatherford International PLC 8.75% 2024[1]	1,346	1,351
	Weatherford International PLC 11.00% 2024[1]	4,211	3,295
	Western Gas Partners LP 4.50% 2028	1,368	1,423
	Western Gas Partners LP 5.45% 2044	55	56
	Western Midstream Operating, LP 4.10% 2025[6]	369	381
	Western Midstream Operating, LP 4.75% 2028	160	167
	Western Midstream Operating, LP 5.25% 2050	500	551
	WPX Energy, Inc. 5.75% 2026	297	313
	WPX Energy, Inc. 5.25% 2027	160	170
	WPX Energy, Inc. 5.875% 2028	620	677
	WPX Energy, Inc. 4.50% 2030	759	806

			107,954

Consumer discretionary 12.17%	99 Escrow Issuer, Inc. 7.50% 2026[1]	405	403
	Adient US LLC 9.00% 2025[1]	205	229
	Affinity Gaming 6.875% 2027[1]	1,125	1,180
	Allied Universal Holdco LLC 6.625% 2026[1]	858	916
	Allied Universal Holdco LLC 9.75% 2027[1]	826	902
	At Home Holding III Inc. 8.75% 2025[1]	300	325
	Boyd Gaming Corp. 8.625% 2025[1]	120	134
	Boyd Gaming Corp. 4.75% 2027	861	896
	Brookfield Residential Properties Inc. 4.875% 2030[1]	325	336
	Caesars Entertainment, Inc. 6.25% 2025[1]	1,195	1,274

American Funds Insurance Series	203

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Caesars Resort Collection, LLC 5.75% 2025[1]	$ 345		$366
	Carnival Corp. 11.50% 2023[1]	1,812		2,098
	Carnival Corp. 7.625% 2026[1]	175		191
	Carnival Corp. 10.50% 2026[1]	275		321
	Cedar Fair, LP 5.25% 2029	271		279
	Churchill Downs Inc. 4.75% 2028[1]	430		454
	Cirsa Gaming Corp. SA 7.875% 2023[1]	2,277		2,300
	Clarios Global LP 6.75% 2025[1]	375		405
	Dana Inc. 5.625% 2028	675		728
	Dave & Buster’s, Inc. 7.625% 2025[1]	375		396
	Empire Communities Corp. 7.00% 2025[1]	525		555
	Fertitta Entertainment, Inc. 6.75% 2024[1]	371		369
	Ford Motor Co. 8.50% 2023	1,787		2,018
	Ford Motor Co. 9.00% 2025	684		841
	Ford Motor Co. 9.625% 2030	250		353
	Ford Motor Co. 7.45% 2031	275		353
	Ford Motor Credit Co. 3.087% 2023	400		408
	Ford Motor Credit Co. 3.664% 2024	500		514
	Ford Motor Credit Co. 3.81% 2024	887		910
	Ford Motor Credit Co. 5.584% 2024	350		378
	Ford Motor Credit Co. 5.125% 2025	6,285		6,842
	Ford Motor Credit Co. 4.542% 2026	510		545
	Ford Motor Credit Co. 3.815% 2027	275		283
	Ford Motor Credit Co. 4.125% 2027	835		876
	Ford Motor Credit Co. 4.271% 2027	525		551
	Ford Motor Credit Co. 5.113% 2029	200		223
	Ford Motor Credit Co. 4.00% 2030	1,820		1,917
	Hanesbrands Inc. 4.625% 2024[1]	445		467
	Hanesbrands Inc. 5.375% 2025[1]	432		458
	Hanesbrands Inc. 4.875% 2026[1]	274		298
	Hilton Worldwide Holdings Inc. 5.125% 2026	700		724
	Hilton Worldwide Holdings Inc. 4.875% 2030	508		556
	Hilton Worldwide Holdings Inc. 4.00% 2031[1]	870		920
	International Game Technology PLC 6.25% 2022[1]	403		417
	International Game Technology PLC 6.50% 2025[1]	1,383		1,550
	International Game Technology PLC 5.25% 2029[1]	1,455		1,570
	Jaguar Land Rover PLC 7.75% 2025[1]	450		486
	Jaguar Land Rover PLC 5.875% 2028[1]	550		556
	KB Home 6.875% 2027	330		388
	Landry’s Finance Acquisition Co., Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3,7]	17		20
	Landry’s Finance Acquisition Co., Term Loan B, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3]	–	[9]	–	[9]
	Lennar Corp. 4.50% 2024	40		44
	Levi Strauss & Co. 5.00% 2025	452		464
	Limited Brands, Inc. 6.875% 2025[1]	245		266
	Limited Brands, Inc. 6.625% 2030[1]	380		423
	Limited Brands, Inc. 6.875% 2035	346		389
	Limited Brands, Inc. 6.75% 2036	495		552
	Lithia Motors, Inc. 4.375% 2031[1]	475		510
	M.D.C. Holdings, Inc. 6.00% 2043	823		1,105
	Macy’s, Inc. 8.375% 2025[1]	145		161
	Mattel, Inc. 6.75% 2025[1]	904		955
	McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 5.00% 2022[2,3]	1,224		1,196
	Melco International Development Ltd. 5.75% 2028[1]	2,000		2,133
	Merlin Entertainment 5.75% 2026[1]	792		834
	MGM Growth Properties LLC 5.625% 2024	307		334
	MGM Growth Properties LLC 4.625% 2025[1]	900		965
	MGM Growth Properties LLC 3.875% 2029[1]	1,490		1,526
	MGM Resorts International 7.75% 2022	740		789

204	American Funds Insurance Series

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	MGM Resorts International 6.00% 2023	$541	$582
	MGM Resorts International 5.50% 2027	541	604
	MYT Holding LLC 7.50% 2025[1,5]	1,712	1,725
	NCL Corp. Ltd. 3.625% 2024[1]	650	619
	NCL Corp. Ltd. 12.25% 2024[1]	175	210
	NCL Corp. Ltd. 5.875% 2026[1]	475	501
	Neiman Marcus Group Ltd. LLC, Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2025[2,3]	1,497	1,601
	Newell Rubbermaid Inc. 4.875% 2025	445	490
	Newell Rubbermaid Inc. 5.875% 2036[6]	30	37
	Nissan Motor Co., Ltd. 4.81% 2030[1]	425	480
	Norwegian Cruise Line Holdings Ltd. 10.25% 2026[1]	275	322
	Panther BF Aggregator 2, LP 6.25% 2026[1]	155	166
	Panther BF Aggregator 2, LP 8.50% 2027[1]	990	1,077
	Party City Holdings Inc. 6.625% 2026[1]	500	376
	PetSmart, Inc. 7.125% 2023[1]	6,489	6,495
	PetSmart, Inc. 5.875% 2025[1]	3,342	3,440
	PetSmart, Inc. 8.875% 2025[1]	1,846	1,898
	PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.00% 2022[2,3]	2,555	2,535
	Royal Caribbean Cruises Ltd. 10.875% 2023[1]	325	370
	Royal Caribbean Cruises Ltd. 11.50% 2025[1]	775	907
	Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	57	57
	Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	2,825	2,907
	Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[1]	1,244	1,386
	Scientific Games Corp. 5.00% 2025[1]	301	311
	Scientific Games Corp. 8.625% 2025[1]	2,170	2,379
	Scientific Games Corp. 8.25% 2026[1]	3,644	3,933
	Scientific Games Corp. 7.00% 2028[1]	85	92
	Scientific Games Corp. 7.25% 2029[1]	845	929
	Six Flags Entertainment Corp. 4.875% 2024[1]	1,277	1,283
	Six Flags Theme Parks Inc. 7.00% 2025[1]	140	151
	Sizzling Platter LLC 8.50% 2025[1]	450	469
	Staples, Inc. 7.50% 2026[1]	1,366	1,429
	Stars Group Holdings BV 7.00% 2026[1]	525	554
	The Home Company Inc. 7.25% 2025[1]	725	746
	Vail Resorts, Inc. 6.25% 2025[1]	315	337
	VICI Properties LP 4.25% 2026[1]	962	999
	VICI Properties LP 4.625% 2029[1]	135	145
	VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[1]	851	872
	VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[1]	379	388
	VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[1]	1,774	1,875
	Viking Cruises Ltd. 6.25% 2025[1]	140	138
	Viking Cruises Ltd. 13.00% 2025[1]	430	515
	Viking Cruises Ltd. 5.875% 2027[1]	185	181
	Wyndham Destinations, Inc. 6.625% 2026[1]	525	602
	Wyndham Worldwide Corp. 5.375% 2026[1]	860	892
	Wyndham Worldwide Corp. 4.375% 2028[1]	1,380	1,436
	Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	1,171	1,190
	Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	373	385
	Wynn Macau, Ltd. 5.125% 2029[1]	200	205
	Wynn Resorts Ltd. 7.75% 2025[1]	820	890
	Wynn Resorts Ltd. 5.125% 2029[1]	342	359

			105,595

Materials 11.58%	Alcoa Netherlands Holding BV 5.50% 2027[1]	510	559
	Anglo American Capital PLC 5.625% 2030[1]	310	395
	Arconic Corp. 6.00% 2025[1]	810	866
	Ardagh Group SA 6.50% 2027[1,5]	622	665
	Ardagh Packaging Finance 5.25% 2025[1]	495	523

American Funds Insurance Series	205

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	Ardagh Packaging Finance 6.00% 2025[1]	$533	$553
	Ardagh Packaging Finance 5.25% 2027[1]	425	447
	Axalta Coating Systems LLC 4.75% 2027[1]	460	490
	Blue Cube Spinco Inc. 10.00% 2025	660	700
	BWAY Parent Co., Inc. 5.50% 2024[1]	1,619	1,653
	CANPACK SA and Eastern PA Land Investment Holding LLC 3.125% 2025[1]	425	428
	Carlyle Group LP 8.75% 2023[1,5]	215	217
	Cascades Inc. 5.125% 2026[1]	495	524
	Cascades Inc. 5.375% 2028[1]	340	362
	Cleveland-Cliffs Inc. 4.875% 2024[1]	2,245	2,291
	Cleveland-Cliffs Inc. 5.75% 2025	2,739	2,785
	Cleveland-Cliffs Inc. 9.875% 2025[1]	309	364
	Cleveland-Cliffs Inc. 6.75% 2026[1]	1,167	1,262
	Cleveland-Cliffs Inc. 5.875% 2027	4,675	4,773
	Cleveland-Cliffs Inc. 7.00% 2027[1]	297	288
	Consolidated Energy Finance SA 6.50% 2026[1]	1,250	1,253
	CVR Partners, LP 9.25% 2023[1]	2,248	2,253
	Element Solutions Inc. 3.875% 2028[1]	620	639
	First Quantum Minerals Ltd. 7.25% 2023[1]	2,073	2,140
	First Quantum Minerals Ltd. 6.50% 2024[1]	411	423
	First Quantum Minerals Ltd. 7.50% 2025[1]	7,943	8,281
	First Quantum Minerals Ltd. 6.875% 2026[1]	3,076	3,213
	First Quantum Minerals Ltd. 6.875% 2027[1]	5,790	6,289
	Freeport-McMoRan Inc. 3.875% 2023	189	198
	Freeport-McMoRan Inc. 4.25% 2030	925	998
	Freeport-McMoRan Inc. 5.40% 2034	300	376
	FXI Holdings, Inc. 7.875% 2024[1]	3,425	3,459
	FXI Holdings, Inc. 12.25% 2026[1]	4,575	5,223
	GPC Merger Sub Inc. 7.125% 2028[1]	434	480
	GrafTech Finance Inc. 4.625% 2028[1]	425	431
	Hexion Inc. 7.875% 2027[1]	2,304	2,470
	INEOS Group Holdings SA 5.625% 2024[1]	772	785
	Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]	1,260	1,429
	LSB Industries, Inc. 9.625% 2023[1]	3,363	3,476
	LYB International Finance III, LLC 3.80% 2060	213	230
	Methanex Corp. 5.125% 2027	4,075	4,434
	Methanex Corp. 5.25% 2029	450	489
	Methanex Corp. 5.65% 2044	475	510
	Neon Holdings, Inc. 10.125% 2026[1]	2,500	2,744
	Newcrest Finance Pty Ltd. 4.20% 2050[1]	550	674
	Nouryon Holding BV 8.00% 2026[1]	931	991
	Nova Chemicals Corp. 4.875% 2024[1]	495	516
	Nova Chemicals Corp. 5.25% 2027[1]	1,036	1,105
	Novelis Corp. 5.875% 2026[1]	950	994
	Novelis Corp. 4.75% 2030[1]	990	1,068
	OCI NV 5.25% 2024[1]	278	289
	Olin Corp. 9.50% 2025[1]	490	613
	Olin Corp. 5.00% 2030	280	299
	Owens-Illinois, Inc. 5.875% 2023[1]	1,670	1,792
	Owens-Illinois, Inc. 6.375% 2025[1]	265	294
	Plastipak Holdings, Inc. 6.25% 2025[1]	200	206
	Rayonier A.M. Products Inc. 7.625% 2026[1]	745	778
	Scotts Miracle-Gro Co. 4.50% 2029	639	691
	Sealed Air Corp. 4.875% 2022[1]	660	693
	Sealed Air Corp. 5.25% 2023[1]	267	285
	Sealed Air Corp. 4.00% 2027[1]	316	338
	Silgan Holdings Inc. 4.125% 2028	377	393
	Summit Materials, Inc. 6.50% 2027[1]	360	384
	Summit Materials, Inc. 5.25% 2029[1]	1,275	1,340
	Trivium Packaging BV 5.50% 2026[1]	530	561
	Trivium Packaging BV 8.50% 2027[1]	403	442

206	American Funds Insurance Series

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	Tronox Ltd. 5.75% 2025[1]	$700	$728
	Tronox Ltd. 6.50% 2026[1]	775	808
	Valvoline Inc. 4.375% 2025	555	573
	Valvoline Inc. 4.25% 2030[1]	353	375
	Valvoline Inc. 3.625% 2031[1]	620	638
	Venator Materials Corp. 5.75% 2025[1]	5,956	5,580
	Venator Materials Corp. 9.50% 2025[1]	2,175	2,382
	W. R. Grace & Co. 4.875% 2027[1]	790	839
	Warrior Met Coal, Inc. 8.00% 2024[1]	1,400	1,433

			100,470

Health care 11.31%	Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 3.897% 2026[2,3]	845	817
	Avantor Funding, Inc. 4.625% 2028[1]	1,510	1,599
	Bausch Health Companies Inc. 9.25% 2026[1]	2,644	2,952
	Bausch Health Companies Inc. 5.00% 2028[1]	587	606
	Bausch Health Companies Inc. 7.00% 2028[1]	1,153	1,269
	Bausch Health Companies Inc. 5.00% 2029[1]	891	918
	Bausch Health Companies Inc. 6.25% 2029[1]	815	886
	Bausch Health Companies Inc. 5.25% 2030[1]	852	893
	Bausch Health Companies Inc. 5.25% 2031[1]	3,055	3,197
	Catalent Pharma Solutions Inc. 5.00% 2027[1]	53	56
	Centene Corp. 4.75% 2025	1,000	1,027
	Centene Corp. 5.375% 2026[1]	850	898
	Centene Corp. 5.375% 2026[1]	330	349
	Centene Corp. 4.25% 2027	634	674
	Centene Corp. 4.625% 2029	2,505	2,784
	Centene Corp. 3.00% 2030	2,805	2,977
	Centene Corp. 3.375% 2030	132	139
	Charles River Laboratories International, Inc. 5.50% 2026[1]	584	613
	Charles River Laboratories International, Inc. 4.25% 2028[1]	241	253
	Community Health Systems Inc. 5.625% 2027[1]	730	786
	Community Health Systems Inc. 6.00% 2029[1]	653	706
	Concordia International Corp. 8.00% 2024	34	35
	Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2024[2,3]	59	58
	Encompass Health Corp. 4.50% 2028	496	519
	Encompass Health Corp. 4.75% 2030	635	681
	Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[1]	1,644	1,838
	Endo Dac / Endo Finance LLC / Endo Finco 6.00% 2028[1]	1,185	1,008
	Endo International PLC 5.75% 2022[1]	2,937	2,853
	Endo International PLC 5.875% 2024[1]	1,300	1,320
	HCA Inc. 5.875% 2023	604	665
	HCA Inc. 5.375% 2025	175	197
	HCA Inc. 5.875% 2026	321	370
	HCA Inc. 4.50% 2027	173	201
	HCA Inc. 5.625% 2028	1,315	1,556
	HCA Inc. 3.50% 2030	1,325	1,408
	HCA Inc. 5.50% 2047	128	171
	HCA Inc. 5.25% 2049	475	627
	HealthSouth Corp. 5.75% 2025	942	975
	IMS Health Holdings, Inc. 5.00% 2026[1]	823	864
	Jaguar Holding Co. II 4.625% 2025[1]	350	370
	Jaguar Holding Co. II 5.00% 2028[1]	375	401
	Mallinckrodt International Finance SA 5.50% 2025[1,4]	1,118	391
	Mallinckrodt PLC 5.75% 2022[1]	420	147
	Mallinckrodt PLC 10.00% 2025[1]	4,358	4,739
	Molina Healthcare, Inc. 5.375% 2022	4,589	4,867
	Molina Healthcare, Inc. 4.375% 2028[1]	920	969
	Molina Healthcare, Inc. 3.875% 2030[1]	1,420	1,527
	Owens & Minor, Inc. 4.375% 2024	1,440	1,481

American Funds Insurance Series	207

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[2,3]	$1,460	$1,458
	Par Pharmaceutical Inc. 7.50% 2027[1]	4,612	5,010
	PAREXEL International Corp. 6.375% 2025[1]	685	703
	Prime Healthcare Services, Inc. 7.25% 2025[1]	600	639
	Radiology Partners, Inc. 9.25% 2028[1]	1,293	1,458
	Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.476% 2025[2,3]	575	567
	Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[2,3,5,7,8]	3,850	3,850
	RP Escrow Issuer, LLC 5.25% 2025[1]	655	686
	Select Medical Holdings Corp. 6.25% 2026[1]	554	597
	Sotera Health Holdings LLC, Term Loan, (3-months USD-LIBOR + 4.50%) 5.50% 2026[2,3]	570	573
	Surgery Center Holdings 10.00% 2027[1]	416	460
	Syneos Health, Inc. 3.625% 2029[1]	630	633
	Team Health Holdings, Inc. 6.375% 2025[1]	3,171	2,743
	Team Health Holdings, Inc., Term Loan B, 3.75% 2024[2,3]	917	826
	Tenet Healthcare Corp. 4.625% 2024	559	574
	Tenet Healthcare Corp. 4.875% 2026[1]	6,080	6,368
	Tenet Healthcare Corp. 5.125% 2027[1]	710	753
	Tenet Healthcare Corp. 6.125% 2028[1]	275	288
	Teva Pharmaceutical Finance Co. BV 2.20% 2021	75	75
	Teva Pharmaceutical Finance Co. BV 2.80% 2023	1,908	1,892
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,779	5,077
	Teva Pharmaceutical Finance Co. BV 7.125% 2025	1,309	1,449
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,684	1,622
	Teva Pharmaceutical Finance Co. BV 6.75% 2028	1,188	1,346
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	525	469
	U.S. Renal Care, Inc. 10.625% 2027[1]	359	398
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	1,584	1,634
	Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	581	644
	Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	608	677

			98,106

Industrials 9.51%	ADT Corp. 3.50% 2022	1,221	1,255
	Aircastle Ltd. 5.25% 2025[1]	650	716
	Alaska Air Group, Inc. 4.80% 2027[1]	575	635
	Allison Transmission Holdings, Inc. 3.75% 2031[1]	1,950	1,999
	ASGN Inc. 4.625% 2028[1]	330	344
	Ashtead Group PLC 4.25% 2029[1]	488	536
	Associated Materials, LLC 9.00% 2025[1]	2,156	2,291
	ATS Automation Tooling Systems Inc. 4.125% 2028[1]	275	281
	Aviation Capital Group LLC 5.50% 2024[1]	500	554
	Avis Budget Car Rental, LLC 5.75% 2027[1]	1,375	1,407
	Avis Budget Group, Inc. 6.375% 2024[1]	1,710	1,747
	Avis Budget Group, Inc. 5.25% 2025[1]	437	440
	Avis Budget Group, Inc. 10.50% 2025[1]	800	946
	Avolon Holdings Funding Ltd. 5.25% 2024[1]	660	718
	Avolon Holdings Funding Ltd. 4.25% 2026[1]	218	235
	Boeing Company 3.625% 2031	1,400	1,536
	Boeing Company 3.50% 2039	70	71
	Boeing Company 3.75% 2050	400	421
	Boeing Company 5.93% 2060	700	993
	Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	1,600	1,680
	Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	1,072	1,124
	Bohai Financial Investment Holding Co., Ltd. 5.125% 2023[1]	660	707
	Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	600	655
	Bombardier Inc. 8.75% 2021[1]	445	464
	Bombardier Inc. 5.75% 2022[1]	255	260
	Bombardier Inc. 6.125% 2023[1]	338	331
	Bombardier Inc. 7.50% 2024[1]	140	135

208	American Funds Insurance Series

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Bombardier Inc. 7.50% 2025[1]	$1,191	$1,106
	Bombardier Inc. 7.875% 2027[1]	1,598	1,472
	British Airways, Series 2020-1, Class B, 8.375% 2028[1]	185	205
	British Airways, Series 2020-1, Class A, 4.25% 2032[1]	370	397
	BWX Technologies, Inc. 4.125% 2028[1]	615	642
	Clean Harbors, Inc. 4.875% 2027[1]	766	800
	Covanta Holding Corp. 5.875% 2025	858	895
	Covanta Holding Corp. 5.00% 2030	1,000	1,071
	CP Atlas Buyer, Inc. 7.00% 2028[1]	450	468
	Dun & Bradstreet Corp. 6.875% 2026[1]	203	219
	Dun & Bradstreet Corp. 10.25% 2027[1]	2,098	2,370
	F-Brasile SpA 7.375% 2026[1]	1,338	1,301
	Fortress Transportation and Infrastructure Investors LLC 6.50% 2025[1]	480	503
	Fortress Transportation and Infrastructure Investors LLC 9.75% 2027[1]	445	511
	Harsco Corp. 5.75% 2027[1]	650	689
	Howmet Aerospace Inc. 6.875% 2025	1,662	1,963
	Icahn Enterprises Finance Corp. 4.75% 2024	1,080	1,124
	JELD-WEN Holding, Inc. 4.875% 2027[1]	1,033	1,095
	JetBlue Airways Corp., Pass Through Trust Certificates, Series 2019-1, Class B, 8.00% 2027	158	171
	JetBlue Airways Corp., Pass Through Trust Certificates, Series 2020-1, Class A, 7.75% 2028	350	382
	Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	1,710	1,785
	LABL Escrow Issuer, LLC 10.50% 2027[1]	690	778
	LBM Acquisition LLC 6.25% 2029[1]	400	417
	LSC Communications, Inc. 8.75% 2023[1,4,7,8]	8,744	482
	LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.25% 2022[2,3,4,7,8]	195	16
	MasTec, Inc. 4.50% 2028[1]	1,250	1,314
	Meritor, Inc. 4.50% 2028[1]	325	334
	Moog Inc. 4.25% 2027[1]	125	130
	Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[1]	750	771
	Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[1]	250	272
	Nielsen Finance LLC and Nielsen Finance Co. 5.875% 2030[1]	1,400	1,586
	Prime Security Services Borrower, LLC 3.375% 2027[1]	925	919
	Prime Security Services Borrower, LLC 6.25% 2028[1]	627	674
	R.R. Donnelley & Sons Co. 6.50% 2023	1,100	1,137
	R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 5.254% 2024[2,3]	1,323	1,290
	Rexnord Corp. 4.875% 2025[1]	848	867
	Rolls-Royce PLC 4.625% 2026	€300	398
	Rolls-Royce PLC 5.75% 2027[1]	$1,060	1,175
	Rolls-Royce PLC 5.75% 2027	£275	417
	Sensata Technologies, Inc. 3.75% 2031[1]	$500	519
	Signature Aviation PLC 4.00% 2028[1]	185	187
	SkyMiles IP Ltd. 4.50% 2025[1]	275	294
	SkyMiles IP Ltd. 4.75% 2028[1]	2,285	2,496
	SkyMiles IP Ltd., Term Loan, (3-month USD-LIBOR + 3.75%) 4.75% 2027[2,3]	525	545
	Specialty Building Products Holdings LLC 6.375% 2026[1]	450	477
	Spirit AeroSystems, Inc. (3-month USD-LIBOR + 0.80%) 1.017% 2021[3]	120	118
	Stericycle, Inc. 5.375% 2024[1]	1,135	1,186
	Stericycle, Inc. 3.875% 2029[1]	500	514
	The Brink’s Co. 4.625% 2027[1]	719	753
	TransDigm Inc. 6.50% 2024	529	539
	TransDigm Inc. 8.00% 2025[1]	658	729
	TransDigm Inc. 6.25% 2026[1]	513	547
	TransDigm Inc. 5.50% 2027	855	900
	Triumph Group, Inc. 5.25% 2022	240	229
	Triumph Group, Inc. 6.25% 2024[1]	310	308
	Triumph Group, Inc. 8.875% 2024[1]	445	489
	Triumph Group, Inc. 7.75% 2025[1]	270	248
	Uber Technologies, Inc. 8.00% 2026[1]	498	543

American Funds Insurance Series	209

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	United Airlines Holdings, Inc. 6.50% 2027[1]	$4,625	$4,981
	United Parcel Service, Inc. 3.125% 2021	200	200
	United Rentals, Inc. 5.875% 2026	53	56
	United Rentals, Inc. 3.875% 2031	650	683
	Vertical Holdco GMBH 7.625% 2028[1]	975	1,065
	Vertical U.S. Newco Inc. 5.25% 2027[1]	2,375	2,522
	Virgin Australia Holdings Ltd. 7.875% 2021[1,4]	800	66
	Wesco Aircraft Holdings, Inc. 8.50% 2024[1]	233	223
	Wesco Aircraft Holdings, Inc. 9.00% 2026[1]	939	891
	WESCO Distribution, Inc. 7.125% 2025[1]	1,865	2,054
	WESCO Distribution, Inc. 7.25% 2028[1]	1,770	2,016
	Western Global Airlines LLC 10.375% 2025[1]	385	430
	XPO Logistics, Inc. 6.75% 2024[1]	198	211
	XPO Logistics, Inc. 6.25% 2025[1]	800	862

			82,508

Financials 6.63%	Advisor Group Holdings, LLC 6.25% 2028[1]	1,551	1,572
	AG Merger Sub II, Inc. 10.75% 2027[1]	1,862	2,063
	Alliant Holdings Intermediate, LLC 6.75% 2027[1]	1,036	1,110
	Ally Financial Inc. 8.00% 2031	403	592
	Ally Financial Inc. 8.00% 2031	63	90
	American International Group, Inc. 4.375% 2050	245	321
	AssuredPartners, Inc. 7.00% 2025[1]	373	388
	AssuredPartners, Inc. 8.00% 2027[1]	603	656
	AssuredPartners, Inc. 5.625% 2029[1]	365	381
	CIT Group Inc. 4.125% 2021	950	953
	Compass Diversified Holdings 8.00% 2026[1]	3,214	3,386
	Credit Acceptance Corp. 5.125% 2024[1]	765	798
	Fairstone Financial Inc. 7.875% 2024[1]	1,258	1,337
	Ford Motor Credit Co. 3.375% 2025	1,875	1,923
	Freedom Mortgage Corp. 7.625% 2026[1]	625	662
	FS Energy and Power Fund 7.50% 2023[1]	3,999	3,850
	HUB International Ltd. 7.00% 2026[1]	1,950	2,041
	Icahn Enterprises Finance Corp. 6.25% 2022	2,334	2,345
	Icahn Enterprises Finance Corp. 5.25% 2027	377	405
	Iris Merger Sub 2019 Inc. 9.375% 2028[1]	349	383
	Ladder Capital Corp. 5.25% 2022[1]	150	151
	Ladder Capital Corp. 4.25% 2027[1]	1,239	1,220
	LD Holdings Group LLC 6.50% 2025[1]	625	659
	LPL Financial Holdings Inc. 4.625% 2027[1]	1,209	1,255
	MGIC Investment Corp. 5.25% 2028	525	563
	MSCI Inc. 5.375% 2027[1]	320	342
	MSCI Inc. 3.625% 2030[1]	66	69
	MSCI Inc. 3.875% 2031[1]	2,150	2,276
	National Financial Partners Corp. 6.875% 2028[1]	1,094	1,169
	Nationstar Mortgage Holdings Inc. 5.50% 2028[1]	425	448
	Nationstar Mortgage Holdings Inc. 5.125% 2030[1]	650	680
	Navient Corp. 6.50% 2022	3,533	3,748
	Navient Corp. 5.50% 2023	3,086	3,235
	Navient Corp. 5.875% 2024	1,020	1,086
	Navient Corp. 6.125% 2024	417	447
	Navient Corp. 5.00% 2027	2,483	2,508
	Navient Corp. 5.625% 2033	978	941
	New Residential Investment Corp. 6.25% 2025[1]	275	277
	NMI Holdings, Inc. 7.375% 2025[1]	290	325
	OneMain Holdings, Inc. 7.125% 2026	685	811
	Owl Rock Capital Corp. 4.625% 2024[1]	750	769
	Owl Rock Capital Corp. 3.75% 2025	900	935
	Owl Rock Capital Corp. 3.375% 2026	390	396

210	American Funds Insurance Series

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	PennyMac Financial Services, Inc. 5.375% 2025[1]	$525	$556
	Quicken Loans, LLC 3.625% 2029[1]	455	465
	Springleaf Finance Corp. 6.125% 2024	1,517	1,659
	Springleaf Finance Corp. 6.625% 2028	190	226
	Springleaf Finance Corp. 5.375% 2029	183	206
	Starwood Property Trust, Inc. 5.00% 2021	2,371	2,417
	Starwood Property Trust, Inc. 5.50% 2023[1]	465	487
	Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 8.00%) 1.06% 2025 (72.22% PIK)[2,3,5]	895	886
	Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[2,3]	1,483	1,028

			57,496

Information technology 3.94%	Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[2,3]	3,324	3,342
	Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 2025[2,3]	822	829
	Austin BidCo Inc. 7.125% 2028[1]	940	983
	Austin BidCo Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.732% 2027[2,3]	125	125
	Avaya Inc. 6.125% 2028[1]	490	524
	Banff Merger Sub Inc. 9.75% 2026[1]	723	782
	Black Knight Inc. 3.625% 2028[1]	815	835
	BMC Software, Inc. 7.125% 2025[1]	225	245
	BMC Software, Inc. 9.125% 2026[1]	240	259
	BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.504% 2025[2,3]	372	371
	CommScope Finance LLC 6.00% 2026[1]	833	879
	Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[2,3]	647	632
	Diebold Nixdorf, Inc. 9.375% 2025[1]	4,850	5,441
	Diebold, Inc. 8.50% 2024	1,534	1,555
	Gartner, Inc. 4.50% 2028[1]	1,475	1,558
	Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 7.647% 2025[2,3]	448	450
	Logan Merger Sub, Inc. 5.50% 2027[1]	725	760
	McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 4.004% 2024[2,3]	1,035	1,036
	MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.00% 2023[2,3]	1,216	1,223
	Sabre GLBL Inc. 7.375% 2025[1]	600	652
	Sabre Holdings Corp. 5.25% 2023[1]	83	84
	Sabre Holdings Corp. 9.25% 2025[1]	546	651
	Solera Holdings, Inc. 10.50% 2024[1]	726	753
	Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 7.50% 2027[2,3]	1,325	1,366
	Unisys Corp. 6.875% 2027[1]	1,725	1,889
	VeriSign, Inc. 4.625% 2023	429	434
	VeriSign, Inc. 5.25% 2025	132	150
	Veritas Holdings Ltd. 7.50% 2023[1]	852	856
	Veritas Holdings Ltd. 10.50% 2024[1]	625	638
	Veritas Holdings Ltd. 7.50% 2025[1]	2,140	2,199
	ViaSat, Inc. 5.625% 2027[1]	175	184
	Xerox Corp. 4.125% 2023	314	330
	Xerox Corp. 5.50% 2028[1]	2,035	2,163

			34,178

Utilities 2.98%	AES Corp. 3.95% 2030[1]	675	764
	AES Panama Generation Holdings SRL 4.375% 2030[1]	200	217
	AmeriGas Partners, LP 5.75% 2027	297	339
	Calpine Corp. 5.25% 2026[1]	96	99
	Calpine Corp. 4.50% 2028[1]	500	521
	Calpine Corp. 5.125% 2028[1]	518	546
	Calpine Corp. 5.00% 2031[1]	1,000	1,046
	DPL Inc. 4.125% 2025[1]	765	827
	DPL Inc. 4.35% 2029	575	646

American Funds Insurance Series	211

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6]	$1,155	$1,352
	Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,6]	1,050	1,229
	FEL Energy VI SARL 5.75% 2040[1]	550	586
	FirstEnergy Corp. 7.375% 2031	364	519
	FirstEnergy Corp. 4.85% 2047 (5.10% on 1/15/2021)[6]	550	685
	FirstEnergy Corp. 3.40% 2050	1,430	1,375
	NextEra Energy Partners, LP 4.25% 2024[1]	122	131
	NextEra Energy Partners, LP 3.875% 2026[1]	92	98
	NGL Energy Partners LP 7.50% 2026	1,492	928
	NRG Energy, Inc. 7.25% 2026	328	347
	NRG Energy, Inc. 3.375% 2029[1]	630	646
	NRG Energy, Inc. 3.625% 2031[1]	630	649
	Pacific Gas and Electric Co. 3.75% 2028	203	221
	Pacific Gas and Electric Co. 4.55% 2030	473	539
	Pacific Gas and Electric Co. 4.95% 2050	600	716
	PG&E Corp. 5.00% 2028	1,655	1,765
	PG&E Corp. 5.25% 2030	675	743
	PG&E Corp., Term Loan, (3-month USD-LIBOR + 4.50%) 5.50% 2025[2,3]	254	257
	Talen Energy Corp. 10.50% 2026[1]	3,248	2,897
	Talen Energy Corp. 7.25% 2027[1]	2,773	2,958
	Talen Energy Supply, LLC 7.625% 2028[1]	1,590	1,716
	UEP Penonome II SA 6.50% 2038[1]	250	261
	Vistra Operations Co. LLC 3.55% 2024[1]	231	250

			25,873

Consumer staples 2.72%	Albertsons Companies, Inc. 3.50% 2029[1]	585	592
	Albertsons Companies, Inc. 4.875% 2030[1]	335	370
	B&G Foods, Inc. 5.25% 2025	612	633
	B&G Foods, Inc. 5.25% 2027	228	243
	Brasil Foods SA 5.75% 2050[1]	370	412
	C&S Wholsesale Grocers Inc. 5.00% 2028[1]	650	649
	Central Garden & Pet Co. 4.125% 2030	420	439
	Darling Ingredients Inc. 5.25% 2027[1]	579	617
	Edgewell Personal Care Co. 5.50% 2028[1]	275	296
	Energizer Holdings, Inc. 7.75% 2027[1]	227	253
	Energizer Holdings, Inc. 4.375% 2029[1]	545	565
	H.J. Heinz Co. 3.875% 2027[1]	725	782
	H.J. Heinz Co. 4.25% 2031[1]	713	795
	H.J. Heinz Co. 4.625% 2039[1]	165	185
	H.J. Heinz Co. 5.50% 2050[1]	1,341	1,694
	Kraft Heinz Company 3.95% 2025	580	639
	Kraft Heinz Company 5.20% 2045	330	392
	Kraft Heinz Company 4.375% 2046	1,466	1,586
	Kraft Heinz Company 4.875% 2049[1]	985	1,149
	Kronos Acquisition Holdings Inc. 5.00% 2026[1]	385	402
	Kronos Acquisition Holdings Inc. 7.00% 2027[1]	485	509
	Lamb Weston Holdings, Inc. 4.625% 2024[1]	561	586
	Nestle Skin Health SA, Term Loan B1, (3-month USD-LIBOR + 4.00%) 4.254% 2026[2,3]	1,806	1,813
	Post Holdings, Inc. 5.00% 2026[1]	1,958	2,025
	Post Holdings, Inc. 5.625% 2028[1]	569	607
	Post Holdings, Inc. 5.50% 2029[1]	166	181
	Post Holdings, Inc. 4.625% 2030[1]	1,905	2,006
	Prestige Brands International Inc. 6.375% 2024[1]	260	266
	Prestige Brands International Inc. 5.125% 2028[1]	103	110
	Spectrum Brands Inc. 5.75% 2025	528	546

212	American Funds Insurance Series

High-Income Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	TreeHouse Foods, Inc. 6.00% 2024[1]	$1,188	$1,213
	TreeHouse Foods, Inc. 4.00% 2028	145	150
	United Natural Foods, Inc. 6.75% 2028[1]	865	906

			23,611

Real estate 2.62%	Brookfield Property REIT Inc. 5.75% 2026[1]	2,839	2,806
	Diversified Healthcare Trust 4.75% 2024	275	283
	Diversified Healthcare Trust 9.75% 2025	650	739
	Hospitality Properties Trust 7.50% 2025	238	274
	Howard Hughes Corp. 5.375% 2025[1]	2,568	2,655
	Howard Hughes Corp. 5.375% 2028[1]	1,950	2,101
	Iron Mountain Inc. 4.875% 2027[1]	1,266	1,327
	Iron Mountain Inc. 5.00% 2028[1]	617	656
	Iron Mountain Inc. 5.25% 2028[1]	1,214	1,283
	Iron Mountain Inc. 5.25% 2030[1]	2,450	2,649
	Iron Mountain Inc. 4.50% 2031[1]	1,960	2,056
	Ladder Capital Corp. 5.25% 2025[1]	140	140
	Medical Properties Trust, Inc. 5.00% 2027	1,333	1,420
	Medical Properties Trust, Inc. 3.50% 2031	1,369	1,416
	Park Hotels & Resorts Inc. 7.50% 2025[1]	425	460
	QTS Realty Trust, Inc. 3.875% 2028[1]	625	638
	Realogy Corp. 9.375% 2027[1]	740	821
	Realogy Group LLC 7.625% 2025[1]	260	283
	Service Properties Trust 5.50% 2027	335	366
	Xenia Hotels & Resorts, Inc. 6.375% 2025[1]	300	317

			22,690

	Total corporate bonds, notes & loans		775,019

Asset-backed obligations 0.01%
	CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[1,10]	95	97

Municipals 0.00%
Puerto Rico 0.00%	Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	5	5

	Total bonds, notes & other debt instruments (cost: $755,326,000)		775,121

Convertible bonds & notes 0.61%
Communication services 0.27%	Cinemark USA, Inc., convertible notes, 4.50% 2025[1]	190	278
	DISH DBS Corp., convertible notes, 3.375% 2026	635	607
	Liberty Broadband Corp., convertible notes, 2.75% 2050[1]	321	344
	Live Nation Entertainment, Inc., convertible notes, 2.125% 2025[1]	430	459
	Match Group Financeco 2 Inc., convertible notes, 0.875% 2026[1]	175	321
	Zillow Group, Inc., convertible notes, 1.50% 2023	180	307

			2,316

Information technology 0.15%	LivePerson, Inc., convertible notes, 0% 2026[1]	219	240
	Sabre Holdings Corp., convertible notes, 4.00% 2025[1]	390	702
	Shift4 Payments, Inc., convertible notes, 0% 2025[1]	267	327

			1,269

Industrials 0.12%	American Airlines Group Inc., convertible notes, 6.50% 2025	183	230
	Southwest Airlines Co., convertible notes, 1.25% 2025	403	587
	Uber Technologies, Inc., convertible notes, 0% 2025[1]	270	278

			1,095

American Funds Insurance Series	213

High-Income Bond Fund  (continued)

Convertible bonds & notes (continued)		Principal amount (000)	Value (000)
Consumer discretionary 0.06%	NCL Corp. Ltd., convertible notes, 5.375% 2025[1]	$155	$263
	Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[1]	200	267

			530

Energy 0.01%	Mesquite Energy Inc., convertible notes, 15.04% 2023 (100% PIK)[1,5,7,8]	65	65

	Total convertible bonds & notes (cost: $4,324,000)		5,275

Convertible stocks 0.38%		Shares
Utilities 0.14%	PG&E Corp., convertible preferred units, 5.50% 2023[11]	3,350	411
	American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	8,000	401
	NextEra Energy, Inc., convertible preferred units, 5.279% 2023	4,300	219
	Essential Utilities, Inc., convertible preferred units, 6.00% 2022	2,600	161

			1,192

Financials 0.10%	2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]	411	494
	KKR & Co. Inc., Series C, convertible preferred shares, 6.00%	6,980	421

			915

Information technology 0.07%	Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	450	640

Health care 0.07%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	291	379
	Boston Scientific Corp., Series A, convertible preferred shares, 5.50% 2023	1,935	212

			591

	Total convertible stocks (cost: $2,799,000)		3,338

Preferred securities 0.33%
Consumer discretionary 0.33%	MYT Holding LLC, Series A, preferred shares[7,11]	2,470,906	2,841

	Total preferred securities (cost: $2,212,000)		2,841

Common stocks 4.07%
Health care 1.71%	Rotech Healthcare Inc.[7,8,11,12]	201,793	14,327
	Advanz Pharma Corp. Ltd.[11,12]	80,350	354
	Advanz Pharma Corp. Ltd.[11]	29,584	131

			14,812

Energy 0.84%	Denbury Inc.[11]	63,840	1,640
	Oasis Petroleum Inc.[11]	43,838	1,625
	Ascent Resources - Utica, LLC, Class A7,8,11,12	6,297,894	1,385
	Weatherford International[11]	156,870	941
	Tribune Resources, LLC[7,8,11]	1,006,339	916
	California Resources Corp.[11]	17,202	406
	Whiting Petroleum Corp.[11]	12,063	302
	McDermott International, Inc.[11]	107,875	87

214	American Funds Insurance Series

High-Income Bond Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Energy (continued)	Mesquite Energy, Inc.[7,8,11]	3,557	$21
	Tapstone Energy, LLC[1,7,8,11]	14,603	–	[9]
	Sable Permian Resources, LLC, units[7,8,11]	15,816,020	–	[9]

			7,323

Industrials 0.81%	Associated Materials Group Inc.[7,8,11]	949,277	5,961
	ACR III LSC Holdings LLC[7,8,11]	1,061	1,098

			7,059

Consumer discretionary 0.37%	MYT Holding Co., Class B7,11	608,846	1,644
	NMG Parent LLC[7,11]	14,350	947
	NMG Parent LLC[1,7,8,11]	1,615	75
	Chewy, Inc., Class A11	3,070	276
	Scientific Games Corp.[11]	6,000	249

			3,191

Materials 0.12%	Hexion Holdings Corp., Class B11	81,939	1,004

Information technology 0.10%	Snowflake Inc., Class A11	1,200	338
	MoneyGram International, Inc.[11]	50,000	273
	C3.ai, Inc., Class A11	1,800	250

			861

Financials 0.09%	Jonah Energy Parent LLC[7,8,11]	38,716	581
	Navient Corp.	20,000	196

			777

Communication services 0.03%	iHeartMedia, Inc., Class A11	22,639	294

	Total common stocks (cost: $41,154,000)		35,321

Rights & warrants 0.01%
Consumer discretionary 0.01%	NMG Parent LLC, warrants, expire 2027[7,11]	27,111	76

Energy 0.00%	Tribune Resources, LLC, Class A, warrants, expire 2023[7,8,11]	336,564	–	[9]
	Tribune Resources, LLC, Class B, warrants, expire 2023[7,8,11]	261,772	–	[9]
	Tribune Resources, LLC, Class C, warrants, expire 2023[7,8,11]	247,225	–	[9]

			–	[9]

	Total rights & warrants (cost: $215,000)		76

American Funds Insurance Series	215

High-Income Bond Fund  (continued)

Short-term securities 3.86%	Shares	Value (000)
Money market investments 3.86%

Capital Group Central Cash Fund 0.12%[13,14]	334,899	$33,493

Total short-term securities (cost: $33,489,000)		33,493

Total investment securities 98.60% (cost: $839,519,000)		855,465
Other assets less liabilities 1.40%		12,114

Net assets 100.00%		$867,579

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2020[16] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)

10 Year Ultra U.S. Treasury Note Futures	Short	24	March 2021	$(2,400)	$ (3,753)	$ 8
10 Year U.S. Treasury Note Futures	Short	82	March 2021	(8,200)	(11,322)	(27)
						$(19)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)

CDX.NA.IG.35	1.00%/Quarterly	12/20/2025	$15,200	$ (372)	$ (379)	$ 7
CDX.NA.HY.35	5.00%/Quarterly	12/20/2025	20,525	(1,911)	(1,183)	(728)
					$(1,562)	$(721)

Investments in affiliates[14]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)

Short-term securities 3.86%
Money market investments 3.86%
Capital Group Central Cash Fund 0.12%[13]	$39,112	$330,467	$336,030	$73	$(129)	$33,493	$227

216	American Funds Insurance Series

High-Income Bond Fund  (continued)

[1]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $517,886,000, which represented 59.69% of the net assets of the fund.

[2]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $37,070,000, which represented 4.27% of the net assets of the fund.

[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[4]	Scheduled interest and/or principal payment was not received.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[6]	Step bond; coupon rate may change at a later date.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $34,321,000, which represented 3.96% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	Amount less than one thousand.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Security did not produce income during the last 12 months.
[12]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.

[13]	Rate represents the seven-day yield at 12/31/2020.
[14]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare Inc.	9/26/2013	$4,331	$14,327	1.65%

Ascent Resources - Utica, LLC, Class A	11/15/2016	302	1,385	.16

Advanz Pharma Corp. Ltd.	8/31/2018	1,017	354	.04
Total private placement securities		$5,650	$16,066	1.85%

Key to abbreviations and symbols
Auth. = Authority
£ = British pounds
€ = Euros
LIBOR = London Interbank Offered Rate
Rev. = Revenue
USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	217

American Funds Mortgage Fund (formerly Mortgage Fund)

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 78.54%		Principal amount (000)		Value (000)

Mortgage-backed obligations 68.70%
Federal agency mortgage-backed obligations 64.32%	Fannie Mae Pool #AS7638 2.50% 2031[1]	$1,073		$ 1,120
	Fannie Mae Pool #695412 5.00% 2033[1]	–	[2]	–	[2]
	Fannie Mae Pool #AD3566 5.00% 2035[1]	2		2
	Fannie Mae Pool #MA4228 1.50% 2036[1]	80		82
	Fannie Mae Pool #256583 5.00% 2036[1,3]	35		37
	Fannie Mae Pool #889101 2.125% 2038[1,4]	35		36
	Fannie Mae Pool #964279 2.633% 2038[1,4]	32		32
	Fannie Mae Pool #964708 2.765% 2038[1,4]	4		4
	Fannie Mae Pool #AC0794 5.00% 2039[1]	10		11
	Fannie Mae Pool #931768 5.00% 2039[1]	2		2
	Fannie Mae Pool #AL9335 2.604% 2040[1,4]	1,327		1,389
	Fannie Mae Pool #932606 5.00% 2040[1]	5		6
	Fannie Mae Pool #AL9327 3.122% 2041[1,4]	1,241		1,302
	Fannie Mae Pool #AL9326 3.302% 2041[1,4]	1,704		1,788
	Fannie Mae Pool #AJ1873 4.00% 2041[1]	7		8
	Fannie Mae Pool #AE1248 5.00% 2041[1]	11		13
	Fannie Mae Pool #AE1274 5.00% 2041[1]	9		10
	Fannie Mae Pool #AE1277 5.00% 2041[1]	5		6
	Fannie Mae Pool #AE1283 5.00% 2041[1]	3		4
	Fannie Mae Pool #AP7553 3.00% 2042[1]	402		430
	Fannie Mae Pool #AE1290 5.00% 2042[1]	6		7
	Fannie Mae Pool #AL3829 3.50% 2043[1]	64		70
	Fannie Mae Pool #AT7161 3.50% 2043[1]	29		31
	Fannie Mae Pool #AR1512 3.50% 2043[1]	14		15
	Fannie Mae Pool #AT0412 3.50% 2043[1]	7		8
	Fannie Mae Pool #AT3954 3.50% 2043[1]	4		4
	Fannie Mae Pool #AT0300 3.50% 2043[1]	3		3
	Fannie Mae Pool #AY1829 3.50% 2044[1]	5		6
	Fannie Mae Pool #AW8240 3.50% 2044[1]	1		1
	Fannie Mae Pool #BE5017 3.50% 2045[1]	36		39
	Fannie Mae Pool #BE5009 3.50% 2045[1]	29		31
	Fannie Mae Pool #BE8740 3.50% 2047[1]	33		36
	Fannie Mae Pool #BE8742 3.50% 2047[1]	10		11
	Fannie Mae Pool #BH2848 3.50% 2047[1]	5		5
	Fannie Mae Pool #BH2847 3.50% 2047[1]	3		4
	Fannie Mae Pool #BH2846 3.50% 2047[1]	4		4
	Fannie Mae Pool #BJ5015 4.00% 2047[1]	79		87
	Fannie Mae Pool #BH3122 4.00% 2047[1]	3		3
	Fannie Mae Pool #BM4488 3.398% 2048[1,4]	892		928
	Fannie Mae Pool #BJ4901 3.50% 2048[1]	23		25
	Fannie Mae Pool #CA2850 4.00% 2048[1]	91		102
	Fannie Mae Pool #BK6840 4.00% 2048[1]	51		55
	Fannie Mae Pool #BK5232 4.00% 2048[1]	40		44
	Fannie Mae Pool #BK9743 4.00% 2048[1]	14		15
	Fannie Mae Pool #BK7665 4.50% 2048[1]	336		373
	Fannie Mae Pool #BK0951 4.50% 2048[1]	257		288
	Fannie Mae Pool #CA2205 4.50% 2048[1]	67		72
	Fannie Mae Pool #BK9761 4.50% 2048[1]	14		15
	Fannie Mae Pool #CA4867 3.00% 2049[1,3]	4,614		5,010
	Fannie Mae Pool #CA4151 3.50% 2049[1]	318		350
	Fannie Mae Pool #BJ8411 3.50% 2049[1]	67		73
	Fannie Mae Pool #BJ8402 3.53% 2049[1,4]	178		185
	Fannie Mae Pool #CA5496 3.00% 2050[1]	9,365		10,214
	Fannie Mae Pool #MA4256 2.50% 2051[1]	7		7
	Freddie Mac Pool #A18781 5.00% 2034[1,3]	907		1,049
	Freddie Mac Pool #SB8083 1.50% 2036[1]	1,256		1,293
	Freddie Mac Pool #C91883 4.00% 2036[1]	3,471		3,792
	Freddie Mac Pool #840222 2.803% 2040[1,4]	363		382
	Freddie Mac Pool #Q18236 3.50% 2043[1]	29		31
	Freddie Mac Pool #Q19133 3.50% 2043[1]	18		20
	Freddie Mac Pool #Q17696 3.50% 2043[1]	16		18

218	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #Q15874 4.00% 2043[1]	$ 2	$ 2
	Freddie Mac Pool #760012 3.097% 2045[1,4]	83	86
	Freddie Mac Pool #760014 3.116% 2045[1,4]	788	823
	Freddie Mac Pool #760013 3.162% 2045[1,4]	46	48
	Freddie Mac Pool #760015 2.849% 2047[1,4]	140	145
	Freddie Mac Pool #Q52069 3.50% 2047[1]	48	52
	Freddie Mac Pool #Q47615 3.50% 2047[1]	33	36
	Freddie Mac Pool #Q55056 3.50% 2048[1]	60	65
	Freddie Mac Pool #Q54709 3.50% 2048[1]	36	39
	Freddie Mac Pool #Q54701 3.50% 2048[1]	34	37
	Freddie Mac Pool #Q54782 3.50% 2048[1]	30	32
	Freddie Mac Pool #Q54781 3.50% 2048[1]	27	30
	Freddie Mac Pool #Q54700 3.50% 2048[1]	26	29
	Freddie Mac Pool #Q55060 3.50% 2048[1]	19	20
	Freddie Mac Pool #Q56591 3.50% 2048[1]	18	19
	Freddie Mac Pool #Q56590 3.50% 2048[1]	17	18
	Freddie Mac Pool #Q56589 3.50% 2048[1]	16	17
	Freddie Mac Pool #Q54698 3.50% 2048[1]	14	15
	Freddie Mac Pool #Q54699 3.50% 2048[1]	13	14
	Freddie Mac Pool #Q54831 3.50% 2048[1]	9	10
	Freddie Mac Pool #G67711 4.00% 2048[1]	440	486
	Freddie Mac Pool #Q56599 4.00% 2048[1]	57	63
	Freddie Mac Pool #Q56175 4.00% 2048[1]	43	47
	Freddie Mac Pool #Q55971 4.00% 2048[1]	38	42
	Freddie Mac Pool #Q55970 4.00% 2048[1]	19	21
	Freddie Mac Pool #Q58411 4.50% 2048[1]	116	129
	Freddie Mac Pool #Q58436 4.50% 2048[1]	52	59
	Freddie Mac Pool #Q58378 4.50% 2048[1]	43	48
	Freddie Mac Pool #Q57242 4.50% 2048[1]	31	34
	Freddie Mac Pool #RA1339 3.00% 2049[1]	3,063	3,282
	Freddie Mac Pool #RA1463 3.50% 2049[1]	216	238
	Freddie Mac Pool #QA2748 3.50% 2049[1]	29	32
	Freddie Mac Pool #SD7514 3.50% 2050[1,3]	10,578	11,378
	Freddie Mac, Series K030, Class A2, Multi Family, 3.25% 2023[1]	1,746	1,850
	Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	5,026
	Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 2028[1,4]	900	1,096
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,257	1,348
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,4]	1,260	1,324
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,4]	1,032	1,084
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	136	149
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	722	783
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,4]	4,576	4,990
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	2,640	2,861
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	2,020	2,205
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	1,097	1,198
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	42	46
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	27	30
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	5,765	6,099
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,608	1,692
	Government National Mortgage Assn. 2.00% 2051[1,5]	18,325	19,101
	Government National Mortgage Assn. 2.50% 2051[1,5]	4,750	5,009
	Government National Mortgage Assn. 3.00% 2051[1,5]	150	157
	Government National Mortgage Assn. 3.50% 2051[1,5]	19	20
	Government National Mortgage Assn. 3.50% 2051[1,5]	18	20
	Government National Mortgage Assn. Pool #AH5894 3.75% 2034[1]	988	1,062
	Government National Mortgage Assn. Pool #AD0028 3.75% 2038[1]	663	714
	Government National Mortgage Assn. Pool #AH5897 3.75% 2039[1]	624	671
	Government National Mortgage Assn. Pool #004410 4.00% 2039[1]	60	62
	Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	134	155

American Funds Insurance Series	219

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. Pool #004823 4.00% 2040[1]	$ 141	$ 146
	Government National Mortgage Assn. Pool #005142 4.50% 2041[1]	29	31
	Government National Mortgage Assn. Pool #005104 5.00% 2041[1]	553	608
	Government National Mortgage Assn. Pool #005165 6.50% 2041[1]	145	167
	Government National Mortgage Assn. Pool #AA5326 3.50% 2042[1]	243	252
	Government National Mortgage Assn. Pool #MA0366 3.50% 2042[1]	210	217
	Government National Mortgage Assn. Pool #AA5526 3.50% 2042[1]	143	151
	Government National Mortgage Assn. Pool #AA7301 3.50% 2043[1]	1,338	1,493
	Government National Mortgage Assn. Pool #AD7278 3.50% 2043[1,3]	1,043	1,120
	Government National Mortgage Assn. Pool #AF0140 3.50% 2043[1]	237	251
	Government National Mortgage Assn. Pool #AD4360 3.50% 2043[1]	96	102
	Government National Mortgage Assn. Pool #AH5882 3.75% 2044[1]	532	587
	Government National Mortgage Assn. Pool #AH5884 4.25% 2044[1]	1,444	1,631
	Government National Mortgage Assn. Pool #MA3727 4.00% 2046[1]	463	487
	Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	783	847
	Government National Mortgage Assn. Pool #MA6092 4.50% 2049[1]	336	362
	Government National Mortgage Assn. Pool #AO0409 4.55% 2065[1]	218	237
	Government National Mortgage Assn. Pool #AO0461 4.562% 2065[1]	118	128
	Government National Mortgage Assn. Pool #AN1825 4.573% 2065[1]	375	407
	Government National Mortgage Assn. Pool #AO0385 4.502% 2066[1]	836	920
	Government National Mortgage Assn. Pool #725897 5.20% 2066[1]	4	4
	Uniform Mortgage-Backed Security 1.50% 2036[1,5]	23,863	24,519
	Uniform Mortgage-Backed Security 1.50% 2036[1,5]	12,400	12,735
	Uniform Mortgage-Backed Security 2.00% 2036[1,5]	10,700	11,175
	Uniform Mortgage-Backed Security 2.00% 2051[1,5]	12,555	12,997
	Uniform Mortgage-Backed Security 2.00% 2051[1,5]	9,663	10,019
	Uniform Mortgage-Backed Security 2.50% 2051[1,5]	280	295
	Uniform Mortgage-Backed Security 2.50% 2051[1,5]	211	221
	Uniform Mortgage-Backed Security 3.00% 2051[1,5]	3,656	3,833
	Uniform Mortgage-Backed Security 3.50% 2051[1,5]	5,206	5,511
	Uniform Mortgage-Backed Security 4.00% 2051[1,5]	77	82
	Uniform Mortgage-Backed Security 4.50% 2051[1,5]	6,348	6,889

			205,560

Collateralized mortgage-backed obligations (privately originated) 3.68%	Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[1,4,6]	464	472
	Cascade Funding Mortgage Trust, Series 2019-HB1, Class A, 2.386% 2029[1,4,6]	221	223
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,4,6]	726	727
	Cascade Funding Mortgage Trust, Series 2020-HB3, Class A, 2.812% 2030[1,4,6]	921	930
	Cascade Funding Mortgage Trust, Series 2020-HBA, Class A, 3.405% 2030[1,4,6]	217	220
	Finance of America HECM Buyout, Series 2020-HB1, Class A, 2.012% 2030[1,4,6]	449	453
	JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[1,4,6]	534	557
	Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[1,4,6]	750	751
	Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.996% 2053[1,4,6]	583	584
	Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.048% 2053[1,4,6]	809	811
	Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[1,4,6]	500	501
	Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[1,4,6]	750	756
	Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.272% 2029[1,4,6]	268	269
	Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 2029[1,4,6]	347	347
	Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[1,4,6]	314	324
	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[1,4,6]	806	811
	Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718% 2060[1,4,6]	395	403
	Station Place Securitization Trust, Series 2020-WL1, Class A, (1-month USD-LIBOR + 1.15%) 1.298% 2051[1,4,6]	750	751
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,4,6]	435	444

220	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.748% 2057[1,4,6]	$ 32	$ 32
	Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 2057[1,4,6]	118	122
	Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,4,6]	87	90
	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,4,6]	72	74
	Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,4,6]	78	78
	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[1,4,6]	185	194
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,6]	721	739
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	93	94

			11,757

Commercial mortgage-backed securities 0.70%	MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,4,6,7]	2,250	2,250

	Total mortgage-backed obligations		219,567

U.S. Treasury bonds & notes 8.02%
U.S. Treasury 6.74%	U.S. Treasury 0.375% 2025	200	200
	U.S. Treasury 0.625% 2030	2,000	1,949
	U.S. Treasury 1.25% 2050	6,655	6,036
	U.S. Treasury 1.375% 2050	6,150	5,755
	U.S. Treasury 1.625% 2050	7,640	7,604

			21,544

U.S. Treasury inflation-protected securities 1.28%	U.S. Treasury Inflation-Protected Security 2.125% 2041[8]	131	205
	U.S. Treasury Inflation-Protected Security 0.75% 2042[3,8]	1,640	2,091
	U.S. Treasury Inflation-Protected Security 1.00% 2049[8]	1,268	1,788

			4,084

	Total U.S. Treasury bonds & notes		25,628

Asset-backed obligations 1.73%
	American Express Credit Account Master Trust, Series 2018-3, Class A, 0.479% 2025[1,4]	210	211
	CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,6]	635	648
	CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,6]	105	106
	Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[1,6]	30	30
	Dryden Senior Loan Fund, Series 2014-33A, Class AR3, CLO, (3-month USD-LIBOR + 1.00%) 1.237% 2029[1,4,6]	250	250
	Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[1,6]	1,000	1,022
	FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[1,6]	879	885
	Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[1]	1,000	1,032
	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A2B, 1.203% 2023[1,4]	116	117
	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.49% 2024[1]	74	76
	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[1,4,6]	128	131
	Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.188% 2027[1,4,6]	587	586
	Palmer Square Ltd., Series 2015-1A, Class A1R3, (3-month USD-LIBOR + 1.00%) 1.245% 2029[1,4,6]	330	330
	Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 1.267% 2025[1,4,6]	122	122

			5,546

American Funds Insurance Series	221

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.09%
Fannie Mae 0.875% 2030	$ 300	$ 294

Total bonds, notes & other debt instruments (cost: $246,328,000)		251,035

Short-term securities 44.24%

Commercial paper 27.57%
Army and Air Force Exchange Service 0.11% due 1/7/2021[6]	8,300	8,299
Atlantic Asset Securitization LLC 0.16% due 1/11/2021[6]	6,600	6,600
Chariot Funding, LLC 0.16% due 1/11/2021[6]	5,000	5,000
CHARTA, LLC 0.17% due 1/19/2021[6]	8,000	7,999
Chevron Corp. 0.11% due 2/1/2021[6]	8,000	7,999
Emerson Electric Co. 0.11%-0.12% due 1/22/2021-2/22/2021[6]	7,804	7,803
ExxonMobil Corp. 0.10%-0.13% due 1/27/2021-2/22/2021	9,000	8,999
Johnson & Johnson 0% due 6/1/2021[6]	4,000	3,998
Kaiser Foundation Hospitals 0% due 5/4/2021	8,027	8,019
National Rural Utilities Cooperative Finance Corp. 0.12% due 2/4/2021	5,000	4,999
Old Line Funding, LLC 0.15% due 1/7/2021[6]	7,900	7,900
Paccar Financial Corp. 0.11%-0.12% due 1/11/2021-2/9/2021	9,000	8,999
Regents of the University of California 0.17% due 2/18/2021	1,500	1,500

		88,114

Federal agency bills & notes 16.67%
Federal Farm Credit Banks 0.07%-0.10% due 1/20/2021-5/12/2021	23,100	23,092
Federal Home Loan Bank 0.07%-0.09% due 1/4/2021-3/5/2021	30,200	30,198

		53,290

Total short-term securities (cost: $141,410,000)		141,404

Total investment securities 122.78% (cost: $387,738,000)		392,439
Other assets less liabilities (22.78)%		(72,820)

Net assets 100.00%		$319,619

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [9]	Value at 12/31/2020 (000) [10]	Unrealized (depreciation) appreciation at 12/31/2020 (000)
90 Day Euro Dollar Futures	Short	123	March 2021	$(30,750)	$(30,698)	$(15)
5 Year U.S. Treasury Note Futures	Long	7	April 2021	700	883	1
10 Year U.S. Treasury Note Futures	Long	23	March 2021	2,300	3,176	5
10 Year Ultra U.S. Treasury Note Futures	Short	122	March 2021	(12,200)	(19,076)	44
20 Year U.S. Treasury Bond Futures	Long	4	March 2021	400	693	(6)
30 Year Ultra U.S. Treasury Bond Futures	Short	3	March 2021	(300)	(640)	4
						$33

222	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)
3-month USD-LIBOR	0.243%	5/2/2024	$33,400	$ 18	$22	$(4)
U.S. EFFR	0.11%	5/18/2024	9,400	11	–	11
U.S. EFFR	0.1275%	6/25/2025	4,400	17	–	17
U.S. EFFR	0.105%	6/30/2025	4,300	22	–	22
U.S. EFFR	0.0975%	6/30/2025	2,387	13	–	13
U.S. EFFR	0.106%	6/30/2025	1,913	9	–	9
3-month USD-LIBOR	0.32%	9/23/2025	3,600	13	–	13
3-month USD-LIBOR	0.81%	7/28/2045	5,700	696	16	680
3-month USD-LIBOR	0.811%	7/27/2050	3,000	453	–	453
					$38	$1,214

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,200,000, which represented .69% of the net assets of the fund.
[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[5]	Purchased on a TBA basis.
[6]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $73,621,000, which represented 23.03% of the net assets of the fund.

[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $2,250,000, which represented .70% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

CLO = Collateralized Loan Obligations

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	223

Ultra-Short Bond Fund

Investment portfolio December 31, 2020

Short-term securities 99.10%	Principal amount (000)	Value (000)

Commercial paper 71.47%
Alberta (Province of) 0.16% due 1/15/2021[1]	$ 3,000	$ 3,000
Alberta (Province of) 0.16% due 2/8/2021[1]	6,700	6,699
Apple Inc. 0.12% due 1/8/2021[1]	10,000	10,000
Army and Air Force Exchange Service 0.10% due 1/8/2021[1]	10,000	9,999
Bank of Nova Scotia 0.20% due 1/26/2021[1]	8,000	7,999
British Columbia (Province of) 0.10% due 1/7/2021	8,600	8,600
Caisse d’Amortissement de la Dette Sociale 0.17% due 1/20/2021	10,000	9,999
Canadian Imperial Bank of Commerce 0.17% due 1/13/2021[1]	8,300	8,300
Chariot Funding, LLC 0.16% due 1/6/2021[1]	10,000	10,000
CHARTA, LLC 0.16% due 1/6/2021[1]	10,000	10,000
DBS Bank Ltd. 0.19% due 1/4/2021[1]	10,000	10,000
Denmark (Kingdom of) 0.13% due 1/25/2021	10,000	9,999
Emerson Electric Co. 0.11% due 2/2/2021[1]	7,000	6,999
Equinor ASA 0.17% due 2/23/2021[1]	7,500	7,498
European Investment Bank 0.14% due 1/21/2021	9,500	9,499
ExxonMobil Corp. 0.09% due 1/22/2021	4,100	4,100
Fairway Finance Company, LLC 0.15% due 1/21/2021[1]	3,700	3,700
FMS Wertmanagement 0.21% due 3/10/2021[1]	8,000	7,997
L’Oréal USA, Inc. 0.08% due 1/19/2021[1]	2,800	2,800
LVMH Moët Hennessy Louis Vuitton Inc. 0.21% due 3/22/2021[1]	9,500	9,496
Merck & Co. Inc. 0.09% due 2/9/2021[1]	10,000	9,999
National Rural Utilities Cooperative Finance Corp. 0.11% due 1/7/2021	9,000	9,000
NRW.Bank 0.15% due 1/6/2021[1]	5,000	5,000
OMERS Finance Trust 0.13% due 1/5/2021	9,000	9,000
Paccar Financial Corp. 0.10% due 1/13/2021	3,500	3,500
Paccar Financial Corp. 0.11% due 1/14/2021	2,500	2,500
Shell International Finance BV 0.20% due 5/25/2021[1]	7,000	6,994
Siemens Capital Co. LLC 0.11% due 1/5/2021[1]	4,000	4,000
Sumitomo Mitsui Banking Corp. 0.21% due 2/23/2021[1]	7,500	7,498
Thunder Bay Funding, LLC 0.17% due 1/25/2021[1]	10,000	9,999
Toronto-Dominion Bank 0.21% due 1/28/2021[1]	10,000	9,999
Total Capital Canada Ltd. 0.19% due 2/17/2021[1]	5,700	5,699
Total Capital Canada Ltd. 0.19% due 2/23/2021[1]	4,000	3,999
Toyota Industries Commercial Finance, Inc. 0.16% due 1/15/2021[1]	9,698	9,698
Unilever Capital Corp. 0.12% due 1/26/2021[1]	5,000	5,000
Victory Receivables Corp. 0.19% due 2/22/2021[1]	10,000	9,997

		268,566

Federal agency bills & notes 16.21%
Federal Farm Credit Banks 0.07% due 1/20/2021	5,000	5,000
Federal Farm Credit Banks 0.08% due 5/14/2021	5,000	4,998
Federal Home Loan Bank 0.09% due 1/6/2021	6,700	6,700
Federal Home Loan Bank 0.07% due 1/22/2021	8,000	8,000
Federal Home Loan Bank 0.10% due 1/27/2021	10,000	9,999
Federal Home Loan Bank 0.08% due 2/5/2021	5,000	5,000
Federal Home Loan Bank 0.08% due 2/8/2021	9,700	9,699
Federal Home Loan Bank 0.08% due 2/10/2021	11,500	11,499

		60,895

224	American Funds Insurance Series

Ultra-Short Bond Fund  (continued)

Short-term securities (continued)	Principal amount (000)	Value (000)

U.S. Treasury bills 11.42%
U.S. Treasury 0.09% due 1/5/2021	$ 6,600	$ 6,600
U.S. Treasury 0.09% due 2/4/2021	11,600	11,599
U.S. Treasury 0.09% due 2/16/2021	8,000	8,000
U.S. Treasury 0.09% due 3/4/2021	2,800	2,799
U.S. Treasury 0.09% due 3/9/2021	3,800	3,800
U.S. Treasury 0.10% due 4/13/2021	10,100	10,098

		42,896

Total short-term securities (cost: $372,351,000)		372,357

Total investment securities 99.10% (cost: $372,351,000)		372,357
Other assets less liabilities 0.90%		3,392

Net assets 100.00%		$ 375,749

[1]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $202,368,000, which represented 53.86% of the net assets of the fund.

See notes to financial statements.

American Funds Insurance Series	225

U.S. Government/AAA-Rated Securities Fund

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 81.82%		Principal amount (000)	Value (000)

Mortgage-backed obligations 35.15%
Federal agency mortgage-backed obligations 35.10%	Fannie Mae Pool #257104 6.50% 2028[1]	$ 97	$ 108
	Fannie Mae Pool #695412 5.00% 2033[1]	1	1
	Fannie Mae Pool #AD3566 5.00% 2035[1]	8	9
	Fannie Mae Pool #MA4228 1.50% 2036[1]	24,617	25,343
	Fannie Mae Pool #MA4229 2.00% 2036[1]	1,731	1,811
	Fannie Mae Pool #MA2746 4.00% 2036[1]	2,283	2,487
	Fannie Mae Pool #MA2588 4.00% 2036[1]	1,234	1,344
	Fannie Mae Pool #256860 6.50% 2037[1]	20	23
	Fannie Mae Pool #888698 7.00% 2037[1]	44	51
	Fannie Mae Pool #256828 7.00% 2037[1]	4	5
	Fannie Mae Pool #970343 6.00% 2038[1]	15	16
	Fannie Mae Pool #AC0794 5.00% 2039[1]	38	44
	Fannie Mae Pool #931768 5.00% 2039[1]	6	8
	Fannie Mae Pool #932606 5.00% 2040[1]	20	23
	Fannie Mae Pool #AJ1873 4.00% 2041[1]	29	33
	Fannie Mae Pool #AI1862 5.00% 2041[1]	613	713
	Fannie Mae Pool #AI3510 5.00% 2041[1]	361	419
	Fannie Mae Pool #AJ0704 5.00% 2041[1]	327	380
	Fannie Mae Pool #AJ5391 5.00% 2041[1]	187	216
	Fannie Mae Pool #AE1248 5.00% 2041[1]	45	52
	Fannie Mae Pool #AE1274 5.00% 2041[1]	36	42
	Fannie Mae Pool #AE1277 5.00% 2041[1]	21	24
	Fannie Mae Pool #AE1283 5.00% 2041[1]	13	14
	Fannie Mae Pool #AP7553 3.00% 2042[1]	3,453	3,695
	Fannie Mae Pool #AE1290 5.00% 2042[1]	25	29
	Fannie Mae Pool #AL3829 3.50% 2043[1]	257	281
	Fannie Mae Pool #AT7161 3.50% 2043[1]	114	124
	Fannie Mae Pool #AR1512 3.50% 2043[1]	55	60
	Fannie Mae Pool #AT0412 3.50% 2043[1]	28	30
	Fannie Mae Pool #AT3954 3.50% 2043[1]	15	16
	Fannie Mae Pool #AT0300 3.50% 2043[1]	12	12
	Fannie Mae Pool #BM6240 2.754% 2044[1,2]	810	846
	Fannie Mae Pool #AY1829 3.50% 2044[1]	20	22
	Fannie Mae Pool #AW8240 3.50% 2044[1]	4	4
	Fannie Mae Pool #BE5017 3.50% 2045[1]	142	155
	Fannie Mae Pool #BE5009 3.50% 2045[1]	115	124
	Fannie Mae Pool #MA3120 3.50% 2047[1]	5,723	6,075
	Fannie Mae Pool #BE8740 3.50% 2047[1]	132	144
	Fannie Mae Pool #BE8742 3.50% 2047[1]	39	43
	Fannie Mae Pool #BH2848 3.50% 2047[1]	20	22
	Fannie Mae Pool #BH2846 3.50% 2047[1]	16	17
	Fannie Mae Pool #BH2847 3.50% 2047[1]	13	14
	Fannie Mae Pool #BJ5015 4.00% 2047[1]	315	347
	Fannie Mae Pool #BH2597 4.00% 2047[1]	10	11
	Fannie Mae Pool #BH3122 4.00% 2047[1]	10	11
	Fannie Mae Pool #BM3788 3.50% 2048[1]	8,392	9,169
	Fannie Mae Pool #FM3164 3.50% 2048[1]	4,066	4,291
	Fannie Mae Pool #BJ4901 3.50% 2048[1]	91	99
	Fannie Mae Pool #CA2850 4.00% 2048[1]	363	406
	Fannie Mae Pool #BK6840 4.00% 2048[1]	202	222
	Fannie Mae Pool #BK5232 4.00% 2048[1]	162	178
	Fannie Mae Pool #BK9743 4.00% 2048[1]	56	61
	Fannie Mae Pool #MA3416 4.50% 2048[1]	4,016	4,361
	Fannie Mae Pool #BK7665 4.50% 2048[1]	1,345	1,493
	Fannie Mae Pool #BK0951 4.50% 2048[1]	1,027	1,150
	Fannie Mae Pool #BK9761 4.50% 2048[1]	54	60
	Fannie Mae Pool #CA1909 4.50% 2048[1]	49	53
	Fannie Mae Pool #CA4151 3.50% 2049[1]	1,271	1,401
	Fannie Mae Pool #FM1062 3.50% 2049[1]	774	853
	Fannie Mae Pool #FM1443 3.50% 2049[1]	646	709
	Fannie Mae Pool #BJ8411 3.50% 2049[1]	267	293

226	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CA5229 3.00% 2050[1]	$27,582		$29,859
	Fannie Mae Pool #FM2179 3.00% 2050[1]	10,829		11,643
	Fannie Mae Pool #FM3834 4.50% 2050[1]	2,462		2,660
	Fannie Mae Pool #MA4256 2.50% 2051[1]	11		12
	Fannie Mae, Series 2001-4, Class NA, 9.011% 2025[1,2]	–	[3]	–	[3]
	Fannie Mae, Series 2001-4, Class GA, 9.081% 2025[1,2]	–	[3]	–	[3]
	Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[1]	444		452
	Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[1]	460		470
	Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.128% 2023[1,2]	625		660
	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[1,2]	1,292		1,397
	Freddie Mac Pool #SB8083 1.50% 2036[1]	2,805		2,887
	Freddie Mac Pool #SB8084 2.00% 2036[1]	996		1,042
	Freddie Mac Pool #1H1354 2.442% 2036[1,2]	137		145
	Freddie Mac Pool #C03518 5.00% 2040[1]	590		686
	Freddie Mac Pool #G06459 5.00% 2041[1]	1,175		1,367
	Freddie Mac Pool #Q18236 3.50% 2043[1]	115		125
	Freddie Mac Pool #Q19133 3.50% 2043[1]	73		79
	Freddie Mac Pool #Q17696 3.50% 2043[1]	64		70
	Freddie Mac Pool #841039 3.54% 2043[1,2]	832		861
	Freddie Mac Pool #Q23190 4.00% 2043[1]	277		308
	Freddie Mac Pool #Q15874 4.00% 2043[1]	7		7
	Freddie Mac Pool #Q28558 3.50% 2044[1]	345		378
	Freddie Mac Pool #760014 3.116% 2045[1,2]	630		658
	Freddie Mac Pool #Q52069 3.50% 2047[1]	192		209
	Freddie Mac Pool #Q47615 3.50% 2047[1]	90		99
	Freddie Mac Pool #ZM4352 3.50% 2047[1]	17		18
	Freddie Mac Pool #Q55056 3.50% 2048[1]	239		259
	Freddie Mac Pool #Q54709 3.50% 2048[1]	144		156
	Freddie Mac Pool #Q54701 3.50% 2048[1]	135		147
	Freddie Mac Pool #Q54782 3.50% 2048[1]	118		129
	Freddie Mac Pool #Q54781 3.50% 2048[1]	110		120
	Freddie Mac Pool #Q54700 3.50% 2048[1]	105		115
	Freddie Mac Pool #Q55060 3.50% 2048[1]	74		80
	Freddie Mac Pool #Q56591 3.50% 2048[1]	70		75
	Freddie Mac Pool #Q56590 3.50% 2048[1]	67		73
	Freddie Mac Pool #Q56589 3.50% 2048[1]	64		70
	Freddie Mac Pool #Q54698 3.50% 2048[1]	55		61
	Freddie Mac Pool #Q54699 3.50% 2048[1]	51		56
	Freddie Mac Pool #Q54831 3.50% 2048[1]	38		42
	Freddie Mac Pool #G67711 4.00% 2048[1]	2,642		2,914
	Freddie Mac Pool #Q56599 4.00% 2048[1]	228		250
	Freddie Mac Pool #Q56175 4.00% 2048[1]	171		188
	Freddie Mac Pool #Q55971 4.00% 2048[1]	152		168
	Freddie Mac Pool #Q56576 4.00% 2048[1]	118		126
	Freddie Mac Pool #Q55970 4.00% 2048[1]	75		83
	Freddie Mac Pool #Q58411 4.50% 2048[1]	464		516
	Freddie Mac Pool #Q58436 4.50% 2048[1]	209		234
	Freddie Mac Pool #Q58378 4.50% 2048[1]	174		191
	Freddie Mac Pool #Q57242 4.50% 2048[1]	122		134
	Freddie Mac Pool #ZT0522 4.50% 2048[1]	61		66
	Freddie Mac Pool #ZS4774 4.50% 2048[1]	56		61
	Freddie Mac Pool #RA1463 3.50% 2049[1]	864		953
	Freddie Mac Pool #QA0284 3.50% 2049[1]	372		408
	Freddie Mac Pool #RA1580 3.50% 2049[1]	299		332
	Freddie Mac Pool #QA2748 3.50% 2049[1]	115		127
	Freddie Mac Pool #RA2236 4.50% 2049[1]	733		796
	Freddie Mac Pool #QA4453 4.50% 2049[1]	47		51
	Freddie Mac Pool #QA8801 3.00% 2050[1]	16,922		18,221
	Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 0.559% 2023[1,2]	6		6
	Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[1]	202		206
	Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[1]	788		811

American Funds Insurance Series	227

U.S. Government/AAA-Rated Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[1]	$ 200	$ 212
	Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[1,2]	2,565	2,757
	Freddie Mac, Series K034, Class A2, Multi Family, 3.531% 2023[1]	2,745	2,955
	Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 2024[1]	2,000	2,197
	Freddie Mac, Series K038, Class A2, Multi Family, 3.389% 2024[1]	6,895	7,513
	Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[1]	1,080	1,243
	Freddie Mac, Series K095, Class A1, Multi Family, 2.631% 2028[1]	518	566
	Freddie Mac, Series K081, Class A2, Multi Family, 3.90% 2028[1,2]	4,200	5,055
	Freddie Mac, Series K082, Class A2, Multi Family, 3.92% 2028[1,2]	3,300	3,985
	Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 2028[1,2]	3,500	4,261
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	8,362	8,970
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,2]	7,932	8,337
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,2]	7,589	7,975
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[1]	2,298	2,466
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	447	491
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	2,367	2,567
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,2]	4,382	4,778
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	7,399	8,080
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	5,672	6,145
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	2,723	2,973
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[1]	1,183	1,279
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[1]	4,700	5,122
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[1]	2,695	2,943
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[1]	1,400	1,522
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	1,005	1,097
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	589	648
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]	5,350	5,708
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	33,151	35,072
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	7,871	8,284
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]	9,710	10,277
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[1]	3,111	3,210
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[1]	535	555
	Government National Mortgage Assn. 5.50% 2038[1]	162	185
	Government National Mortgage Assn. 5.50% 2038[1]	46	51
	Government National Mortgage Assn. 2.00% 2051[1,4]	11,627	12,139
	Government National Mortgage Assn. 2.00% 2051[1,4]	9,780	10,194
	Government National Mortgage Assn. 2.50% 2051[1,4]	460	485
	Government National Mortgage Assn. 3.00% 2051[1,4]	800	837
	Government National Mortgage Assn. 3.50% 2051[1,4]	22,750	24,105
	Government National Mortgage Assn. 3.50% 2051[1,4]	22,662	23,998
	Government National Mortgage Assn. Pool #699537 5.50% 2038[1]	94	105
	Government National Mortgage Assn. Pool #700778 5.50% 2038[1]	25	29
	Government National Mortgage Assn. Pool #782365 6.00% 2038[1]	149	179
	Government National Mortgage Assn. Pool #004269 6.50% 2038[1]	260	305
	Government National Mortgage Assn. Pool #698406 5.00% 2039[1]	317	359
	Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	134	155
	Government National Mortgage Assn. Pool #783689 5.50% 2040[1]	3,959	4,560
	Government National Mortgage Assn. Pool #783687 4.50% 2041[1]	880	952
	Government National Mortgage Assn. Pool #783688 5.00% 2041[1]	1,546	1,743
	Government National Mortgage Assn. Pool #MA0533 3.00% 2042[1]	32	35
	Government National Mortgage Assn. Pool #MA1012 3.50% 2043[1]	1,119	1,223
	Government National Mortgage Assn. Pool #MA5764 4.50% 2049[1]	10,111	10,944
	Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	4,528	4,898
	Government National Mortgage Assn. Pool #MA6092 4.50% 2049[1]	769	829
	Government National Mortgage Assn. Pool #MA7052 2.50% 2050[1]	6,040	6,400
	Uniform Mortgage-Backed Security 1.50% 2036[1,4]	119,476	122,702

228	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Uniform Mortgage-Backed Security 1.50% 2036[1,4]	$ 89,298		$ 91,755
	Uniform Mortgage-Backed Security 2.00% 2036[1,4]	70,158		73,272
	Uniform Mortgage-Backed Security 2.00% 2051[1,4]	16,809		17,401
	Uniform Mortgage-Backed Security 2.00% 2051[1,4]	9,414		9,761
	Uniform Mortgage-Backed Security 2.50% 2051[1,4]	451		474
	Uniform Mortgage-Backed Security 2.50% 2051[1,4]	339		357
	Uniform Mortgage-Backed Security 3.00% 2051[1,4]	2		2
	Uniform Mortgage-Backed Security 3.50% 2051[1,4]	20,663		21,871

				755,912

Collateralized mortgage-backed obligations 0.05%	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,050		1,063

	Total mortgage-backed obligations			756,975

U.S. Treasury bonds & notes 30.83%
U.S. Treasury 24.25%	U.S. Treasury 1.375% 2022	3,100		3,142
	U.S. Treasury 1.75% 2022	32,093		32,831
	U.S. Treasury 2.125% 2023	–	[3]	–	[3]
	U.S. Treasury 2.875% 2023	5,000		5,394
	U.S. Treasury 0.25% 2025	65,000		64,801
	U.S. Treasury 0.25% 2025	4,000		3,984
	U.S. Treasury 0.375% 2025	10,000		10,013
	U.S. Treasury 1.625% 2026	10,000		10,665
	U.S. Treasury 0.50% 2027	5,314		5,280
	U.S. Treasury 0.625% 2030	1,175		1,145
	U.S. Treasury 1.125% 2040	10,750		10,176
	U.S. Treasury 1.125% 2040	7,000		6,644
	U.S. Treasury 2.50% 2046	5,400		6,453
	U.S. Treasury 2.50% 2046	3,900		4,659
	U.S. Treasury 2.875% 2046	2,700		3,450
	U.S. Treasury 2.25% 2049[5]	25,700		29,416
	U.S. Treasury 2.375% 2049	13,000		15,271
	U.S. Treasury 2.875% 2049[5]	26,000		33,565
	U.S. Treasury 3.00% 2049[5]	22,500		29,670
	U.S. Treasury 1.25% 2050[5]	46,500		42,173
	U.S. Treasury 1.375% 2050[5]	100,000		93,575
	U.S. Treasury 1.625% 2050[5]	110,500		109,973

				522,280

U.S. Treasury inflation-protected securities 6.58%	U.S. Treasury Inflation-Protected Security 0.125% 2021[6]	65,918		66,164
	U.S. Treasury Inflation-Protected Security 0.125% 2022[6]	6,097		6,209
	U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	27,420		30,761
	U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	6,222		6,940
	U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	369		579
	U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	15,199		19,375
	U.S. Treasury Inflation-Protected Security 1.00% 2049[6]	8,278		11,674

				141,702

	Total U.S. Treasury bonds & notes			663,982

Federal agency bonds & notes 15.84%
	Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	483		508
	Fannie Mae 1.25% 2021	2,900		2,921
	Fannie Mae 2.875% 2023	36,000		38,605
	Fannie Mae 0.625% 2025	10,000		10,116

American Funds Insurance Series	229

U.S. Government/AAA-Rated Securities Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Federal agency bonds & notes (continued)
Fannie Mae 0.75% 2027	$ 2,900	$ 2,916
Fannie Mae 0.875% 2030	8,600	8,438
Fannie Mae 7.125% 2030	2,000	3,059
Federal Farm Credit Banks 0.375% 2022	1,500	1,505
Federal Home Loan Bank 3.375% 2023	16,715	18,125
Federal Home Loan Bank 3.25% 2028	6,500	7,745
Federal Home Loan Bank 5.50% 2036	300	464
Freddie Mac 2.375% 2021	40,000	40,108
Private Export Funding Corp. 3.266% 2021[7]	34,000	34,886
Private Export Funding Corp. 3.55% 2024	3,190	3,500
Small Business Administration, Series 2001-20F, 6.44% 2021	7	7
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,117
Tennessee Valley Authority 0.75% 2025	1,800	1,828
Tennessee Valley Authority 2.875% 2027	5,000	5,639
Tennessee Valley Authority 4.65% 2035	1,780	2,472
Tennessee Valley Authority 5.88% 2036	875	1,340
Tennessee Valley Authority, Series A, 4.625% 2060	250	391
TVA Southaven 3.846% 2033	1,112	1,214
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	3,370	3,439
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	41,500	42,998
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	14,779	16,354
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	2,669	3,168
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	1,500	1,513
U.S. Agency for International Development, Ukraine 1.471% 2021	2,210	2,234
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	3,750	3,799
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	6,000	6,212
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	1,500	1,599
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	2,250	2,455
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	2,640	2,892
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	2,625	2,889
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	11,482	12,649
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	3,856	4,259
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	2,650	2,934
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	2,482	2,729
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	2,475	2,726
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	2,377	2,621
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,059	2,275
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	720
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032	833	994
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032	681	792

		341,155

Total bonds, notes & other debt instruments (cost: $1,717,324,000)		1,762,112

Short-term securities 33.97%

Commercial paper 25.22%
Amazon.com, Inc. 0.08% due 1/25/2021[7]	15,000	14,999
Apple Inc. 0.10%–0.11% due 1/21/2021–1/29/2021[7]	40,700	40,698
Army and Air Force Exchange Service 0.11% due 1/7/2021[7]	11,700	11,699
Atlantic Asset Securitization LLC 0.16% due 1/11/2021[7]	12,000	11,999
CAFCO, LLC 0.16% due 1/4/2021[7]	25,000	25,000
Chariot Funding, LLC 0.16%–0.20% due 1/11/2021–2/12/2021[7]	46,000	45,992
Chevron Corp. 0.08%–0.12% due 1/7/2021–2/26/2021[7]	46,800	46,794
CRC Funding, LLC 0.16%–0.17% due 1/4/2021–1/22/2021[7]	35,000	34,997
Emerson Electric Co. 0.12%–0.13% due 1/14/2021–1/26/2021[7]	52,650	52,647
ExxonMobil Corp. 0.12%–0.15% due 1/5/2021–2/17/2021	45,000	44,996

230	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund  (continued)

Short-term securities (continued)	Principal amount (000)	Value (000)

Commercial paper (continued)
Johnson & Johnson 0.11% due 6/1/2021[7]	$26,000	$ 25,985
Kaiser Foundation Hospitals 0.18% due 5/4/2021	17,000	16,983
Merck & Co. Inc. 0.09%–0.12% due 1/22/2021–2/19/2021[7]	46,000	45,995
National Rural Utilities Cooperative Finance Corp. 0.12% due 2/4/2021	10,000	9,999
Paccar Financial Corp. 0.11%–0.12% due 1/19/2021–2/3/2021	33,500	33,498
PepsiCo Inc. 0.15% due 3/1/2021[7]	3,000	2,999
Pfizer Inc. 0.10% due 1/7/2021[7]	28,800	28,800
Regents of the University of California 0.17% due 2/18/2021	18,500	18,496
Sumitomo Mitsui Banking Corp. 0.15% due 2/3/2021[7]	30,500	30,496

		543,072

Federal agency bills & notes 8.29%
Federal Farm Credit Banks 0.07%–0.10% due 1/7/2021–5/5/2021	83,300	83,289
Federal Home Loan Bank 0.07%–0.09% due 1/4/2021–2/9/2021	95,200	95,195

		178,484

U.S. Treasury bills 0.46%
U.S. Treasury 0.09% due 1/14/2021	10,000	10,000

Total short-term securities (cost: $731,564,000)		731,556

Total investment securities 115.79% (cost: $2,448,888,000)		2,493,668
Other assets less liabilities (15.79)%		(340,011)

Net assets 100.00%		$2,153,657

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 12/31/2020 (000) [9]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
30 Day Federal Funds Futures	Short	759	January 2021	$(316,275)	$(316,022)	$173
90 Day Euro Dollar Futures	Short	1,703	March 2021	(425,750)	(425,026)	(173)
2 Year U.S. Treasury Note Futures	Short	195	April 2021	(39,000)	(43,090)	(41)
5 Year U.S. Treasury Note Futures	Long	1,142	April 2021	114,200	144,079	307
10 Year U.S. Treasury Note Futures	Short	1,087	March 2021	(108,700)	(150,091)	(178)
10 Year Ultra U.S. Treasury Note Futures	Short	2,164	March 2021	(216,400)	(338,362)	755
20 Year U.S. Treasury Bond Futures	Long	214	March 2021	21,400	37,062	(336)
30 Year Ultra U.S. Treasury Bond Futures	Long	695	March 2021	69,500	148,426	(547)
						$ (40)

American Funds Insurance Series	231

U.S. Government/AAA-Rated Securities Fund  (continued)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)

2.5775%	U.S. EFFR	7/16/2022	$181,639	$4,629	$–	$4,629
1.2525%	U.S. EFFR	2/14/2023	156,941	3,951	–	3,951
U.S. EFFR	0.11%	5/18/2024	163,600	187	–	187
U.S. EFFR	0.1275%	6/25/2025	48,600	188	–	188
U.S. EFFR	0.126%	6/25/2025	20,100	79	–	79
U.S. EFFR	0.106%	6/30/2025	35,063	173	–	173
U.S. EFFR	0.105%	6/30/2025	28,500	142	–	142
U.S. EFFR	0.0975%	6/30/2025	15,429	82	–	82
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(2,059)	–	(2,059)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	1,613	–	1,613
2.908%	3-month USD-LIBOR	2/1/2028	16,000	1,611	–	1,611
2.925%	3-month USD-LIBOR	2/1/2028	12,800	1,300	–	1,300
2.92%	3-month USD-LIBOR	2/2/2028	12,200	1,236	–	1,236
U.S. EFFR	0.5385%	3/26/2030	49,000	658	–	658
0.913%	3-month USD-LIBOR	6/9/2030	31,000	93	–	93
U.S. EFFR	0.666%	11/19/2030	15,500	107	–	107
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(892)	–	(892)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(1,100)	–	(1,100)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(1,100)	–	(1,100)
0.833%	3-month USD-LIBOR	4/3/2040	15,800	(1,319)	–	(1,319)
3-month USD-LIBOR	0.81%	7/28/2045	87,600	10,704	(52)	10,756
0.8235%	3-month USD-LIBOR	4/24/2050	5,300	(776)	–	(776)
3-month USD-LIBOR	0.811%	7/27/2050	52,500	7,921	–	7,921
					$(52)	$27,480

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[3]	Amount less than one thousand.
[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $22,183,000, which represented 1.03% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $453,986,000, which represented 21.08% of the net assets of the fund.

[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

232	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2020

Growth funds 80.18%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,764,738	$452,559

Total growth funds (cost: $296,745,000)		452,559

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	7,142,308	84,922

Total fixed income funds (cost: $84,212,000)		84,922

Short-term securities 4.84%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	27,316,055	27,316

Total short-term securities (cost: $27,316,000)		27,316

Total investment securities 100.06% (cost: $408,273,000)		564,797
Other assets less liabilities (0.06)%		(351)

Net assets 100.00%		$564,446

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	242	March 2021	$24,200		$30,532		$69

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 80.18%
American Funds Insurance Series – Growth Fund, Class 1	$358,426	$260,676	$327,558	$49,300	$111,715	$452,559	$2,083	$9,098

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	66,685	100,237	84,848	4,035	(1,187)	84,922	1,784	580
Total 95.22%				$53,335	$110,528	$537,481	$3,867	$9,678

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	233

Managed Risk International Fund

Investment portfolio December 31, 2020

Growth funds 80.05%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,742,124	$135,744

Total growth funds (cost: $102,112,000)		135,744

Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	2,142,314	25,472

Total fixed income funds (cost: $25,280,000)		25,472

Short-term securities 4.73%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	8,021,459	8,021

Total short-term securities (cost: $8,021,000)		8,021

Total investment securities 99.80% (cost: $135,413,000)		169,237
Other assets less liabilities 0.20%		332

Net assets 100.00%		$169,569

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	72	March 2021	$7,200		$9,084		$21

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 80.05%
American Funds Insurance Series – International Fund, Class 1	$133,862	$72,083	$88,432	$(1,268)	$19,499	$135,744	$1,092	$ –

Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	24,465	30,573	30,185	1,103	(484)	25,472	529	159
Total 95.07%				$ (165)	$19,015	$161,216	$1,621	$159

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

234	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2020

Growth-and-income funds 80.10%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,891,981	$285,450

Total growth-and-income funds (cost: $223,384,000)		285,450

Fixed income funds 15.03%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,107,687	53,565

Total fixed income funds (cost: $54,284,000)		53,565

Short-term securities 4.92%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	17,540,474	17,540

Total short-term securities (cost: $17,540,000)		17,540

Total investment securities 100.05% (cost: $295,208,000)		356,555
Other assets less liabilities (0.05)%		(195)

Net assets 100.00%		$356,360

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	167	March 2021	$16,700		$21,069		$38

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 80.10%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	$299,536	$237,327	$269,536	$(40,214)	$58,337	$285,450	$5,176	$3,353
Fixed income funds 15.03%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	53,524	87,643	90,377	4,226	(1,451)	53,565	1,038	976
Total 95.13%				$(35,988)	$56,886	$339,015	$6,214	$4,329

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	235

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2020

Growth-and-income funds 79.61%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	34,999,287	$1,938,260

Total growth-and-income funds (cost: $1,602,958,000)		1,938,260

Fixed income funds 14.94%
American Funds Insurance Series – Bond Fund, Class 1	30,589,705	363,712

Total fixed income funds (cost: $350,930,000)		363,712

Short-term securities 4.72%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	114,850,821	114,851

Total short-term securities (cost: $114,851,000)		114,851

Options purchased 0.49%
Options purchased*		12,028

Total options purchased (cost: $44,381,000)		12,028

Total investment securities 99.76% (cost: $2,113,120,000)		2,428,851
Other assets less liabilities 0.24%		5,765

Net assets 100.00%		$2,434,616

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2020 (000)
S&P 500 Index	460	$1,728	$2,025.00	3/19/2021	$122
S&P 500 Index	965	3,625	2,050.00	3/19/2021	251
S&P 500 Index	9,680	36,359	2,075.00	3/19/2021	2,759
S&P 500 Index	750	2,817	2,100.00	3/19/2021	225
S&P 500 Index	120	451	2,175.00	3/19/2021	41
S&P 500 Index	200	751	2,325.00	6/18/2021	312
S&P 500 Index	275	1,033	2,350.00	6/18/2021	483
S&P 500 Index	625	2,347	2,375.00	6/18/2021	1,147
S&P 500 Index	1,980	7,437	2,400.00	6/18/2021	3,514
S&P 500 Index	1,285	4,826	2,425.00	6/18/2021	2,397
S&P 500 Index	55	207	2,475.00	6/18/2021	113
S&P 500 Index	130	488	2,325.00	9/17/2021	367
S&P 500 Index	100	376	2,350.00	9/17/2021	297

					$12,028

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	1,167	March 2021	$116,700		$147,234		$ 341
S&P 500 E-mini Index Contracts	Long	601	March 2021	30		112,651		2,637
								$2,978

236	American Funds Insurance Series

Managed Risk Growth-Income Fund  (continued)

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 79.61%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,841,827	$536,730	$621,211	$8,083	$172,831	$1,938,260	$27,764	$46,619

Fixed income funds 14.94%
American Funds Insurance Series – Bond Fund, Class 1	337,186	271,155	261,381	23,965	(7,213)	363,712	7,976	3,178
Total 94.55%				$32,048	$165,618	$2,301,972	$35,740	$49,797
1Rate represents the seven-day yield at 12/31/2020.

2Notional amount is calculated based on the number of contracts and notional contract size.

3Value is calculated based on the notional amount and current market price.

4Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	237

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2020

Asset allocation funds 95.25%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	99,876,172	$2,646,718

Total asset allocation funds (cost: $2,242,813,000)		2,646,718

Short-term securities 4.82%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	133,963,576	133,964

Total short-term securities (cost: $133,964,000)		133,964

Total investment securities 100.07% (cost: $2,376,777,000)		2,780,682
Other assets less liabilities (0.07)%		(1,911)

Net assets 100.00%		$2,778,771

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	1,187	March 2021	$118,700		$149,757		$358

Investments in affiliates[4]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)

Asset allocation funds 95.25%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,704,731	$748,623	$1,032,662	$65,756	$160,270	$2,646,718	$46,786	$11,668

1Rate represents the seven-day yield at 12/31/2020.

2Notional amount is calculated based on the number of contracts and notional contract size.

3Value is calculated based on the notional amount and current market price.

4Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

238	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2020	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$8,155,602	$5,335,230	$37,254,039	$10,135,728	$3,998,276
Affiliated issuers	125,696	60,433	1,623,691	523,844	224,497
Cash	50	3,005	210	41	2,018
Cash collateral received for securities on loan	2,031	7,971	756	1,553	1,558
Cash collateral pledged for futures contracts	–	–	–	–	85
Cash denominated in currencies other than U.S. dollars	2,207	97	3,164	2,778	304
Unrealized appreciation on open forward currency contracts	–	–	–	309	–
Receivables for:
Sales of investments	–	238	150,761	3,290	10,960
Sales of fund’s shares	1,566	2,116	16,007	1,802	37,379
Dividends and interest	10,576	1,569	18,278	9,735	3,890
Variation margin on futures contracts	–	–	–	–	8
Securities lending income	22	278	4	19	24
Other	494	–	81	141	1,813

	8,298,244	5,410,937	39,066,991	10,679,240	4,280,812

Liabilities:
Collateral for securities on loan	20,305	79,709	7,559	15,528	15,578
Unrealized depreciation on open forward currency contracts	–	–	–	395	54
Payables for:
Purchases of investments	24	1,561	1,824	1,556	215
Repurchases of fund’s shares	23,218	6,758	114,829	37,500	3,100
Investment advisory services	3,454	3,020	10,027	4,312	1,758
Insurance administrative fees	311	150	1,347	249	468
Services provided by related parties	1,221	734	5,719	1,278	487
Trustees’ deferred compensation	88	59	528	205	42
Variation margin on futures contracts	–	–	–	–	2
Non-U.S. taxes	8,523	6,043	1,032	27,099	15,804
Other	130	162	82	260	151

	57,274	98,196	142,947	88,382	37,659

Net assets at December 31, 2020	$8,240,970	$5,312,741	$38,924,044	$10,590,858	$4,243,153

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,464,639	$2,848,920	$12,646,186	$ 7,030,548	$2,476,998
Total distributable earnings	4,776,331	2,463,821	26,277,858	3,560,310	1,766,155

Net assets at December 31, 2020	$8,240,970	$5,312,741	$38,924,044	$10,590,858	$4,243,153

Investment securities on loan, at value	$ 21,446	$ 77,648	$ 7,302	$ 83,899	$ 18,411
Investment securities, at cost
Unaffiliated issuers	3,818,393	3,019,323	16,290,045	6,395,222	2,355,089
Affiliated issuers	125,680	29,938	1,623,585	523,780	224,489
Cash denominated in currencies other than U.S. dollars, at cost	2,119	96	3,115	2,761	304

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Insurance Series	239

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Assets:
Investment securities, at value:
Unaffiliated issuers	$9,398,174	$2,103,845	$37,608,591	$1,425,923	$1,047,478
Affiliated issuers	178,532	66,489	1,005,764	31,755	56,762
Cash	795	192	1,475	50	208
Cash collateral received for securities on loan	359	716	19,384	710	131
Cash denominated in currencies other than U.S. dollars	–	529	8,131	1,847	1,180
Unrealized appreciation on open forward currency contracts	–	–	–	–	34
Receivables for:
Sales of investments	–	12,647	1,628	824	40,739
Sales of fund’s shares	1,354	1,765	25,220	180	1,808
Dividends and interest	14,453	3,886	50,590	3,015	4,041
Variation margin on futures contracts	–	–	–	–	44
Variation margin on swap contracts	–	–	–	–	4
Securities lending income	5	6	268	1	3
Other	4	427	592	184	63

	9,593,676	2,190,502	38,721,643	1,464,489	1,152,495

Liabilities:
Collateral for securities on loan	3,589	7,156	193,847	7,095	1,316
Unrealized depreciation on open forward currency contracts	–	–	–	–	56
Payables for:
Purchases of investments	76	8	2,168	4	50,258
Repurchases of fund’s shares	6,089	3,403	18,913	455	3,045
Investment advisory services	3,113	1,074	8,083	738	197
Insurance administrative fees	471	96	829	65	280
Services provided by related parties	1,047	371	4,183	106	124
Trustees’ deferred compensation	105	27	603	14	7
Variation margin on futures contracts	–	–	–	–	9
Variation margin on swap contracts	–	–	–	–	36
Non-U.S. taxes	–	3,879	1,398	81	205
Other	120	38	84	48	10

	14,610	16,052	230,108	8,606	55,543

Net assets at December 31, 2020	$9,579,066	$2,174,450	$38,491,535	$1,455,883	$1,096,952

Net assets consist of:
Capital paid in on shares of beneficial interest	$6,782,313	$1,372,114	$23,517,537	$1,145,069	$1,004,823
Total distributable earnings	2,796,753	802,336	14,973,998	310,814	92,129

Net assets at December 31, 2020	$9,579,066	$2,174,450	$38,491,535	$1,455,883	$1,096,952

Investment securities on loan, at value	$ 3,447	$ 6,890	$ 188,806	$ 6,820	$ 5,528
Investment securities, at cost
Unaffiliated issuers	6,564,106	1,352,326	23,117,506	1,039,465	892,022
Affiliated issuers	178,499	66,481	1,005,560	31,748	56,762
Cash denominated in currencies other than U.S. dollars, at cost	–	524	8,047	1,847	1,175

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

240	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund (formerly Global Bond Fund)	High- Income Bond Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$28,437,125	$429,245	$11,032,012	$2,195,557	$821,972
Affiliated issuers	2,437,130	24,329	2,690,045	147,017	33,493
Cash	1,502	60	1,931	234	13
Cash collateral received for securities on loan	1,405	–	–	–	–
Cash collateral pledged for futures contracts	–	–	–	–	180
Cash collateral pledged for swap contracts	–	–	–	–	1,527
Cash denominated in currencies other than U.S. dollars	1,043	243	8	1,536	–	*
Unrealized appreciation on open forward currency contracts	–	257	46	4,155	–
Receivables for:
Sales of investments	2,211,415	2,039	4,259,301	37,036	2,195
Sales of fund’s shares	18,047	120	16,175	2,630	10
Dividends and interest	82,937	1,399	56,775	18,981	12,591
Variation margin on futures contracts	854	–	1,067	60	–
Variation margin on swap contracts	–	2	3	4	–
Securities lending income	35	–	–	–	–
Unrealized appreciation on unfunded commitments	740	–	–	–	323
Other	317	60	208	457	4

	33,192,550	457,754	18,057,571	2,407,667	872,308

Liabilities:
Collateral for securities on loan	14,048	–	–	–	–
Unrealized depreciation on open forward currency contracts	–	259	2,653	3,799	–
Payables for:
Purchases of investments	3,495,044	1,762	6,637,389	63,377	3,274
Repurchases of fund’s shares	6,458	154	3,405	217	789
Investment advisory services	6,508	250	3,453	841	355
Insurance administrative fees	3,028	63	426	35	39
Services provided by related parties	2,894	75	1,237	293	177
Trustees’ deferred compensation	326	4	137	29	41
Variation margin on futures contracts	716	4	1,143	114	14
Variation margin on swap contracts	66	–	295	18	39
Non-U.S. taxes	5,162	43	–	89	–
Other	649	8	14	110	1

	3,534,899	2,622	6,650,152	68,922	4,729

Net assets at December 31, 2020	$29,657,651	$455,132	$11,407,419	$2,338,745	$ 867,579

Net assets consist of:
Capital paid in on shares of beneficial interest	$20,079,887	$352,482	$10,340,097	$2,109,516	$1,110,844
Total distributable earnings (accumulated loss)	9,577,764	102,650	1,067,322	229,229	(243,265)

Net assets at December 31, 2020	$29,657,651	$455,132	$11,407,419	$2,338,745	$ 867,579

Investment securities on loan, at value	$ 13,741	$ –	$ –	$ –	$ –
Investment securities, at cost
Unaffiliated issuers	19,781,571	328,521	10,403,219	2,023,861	806,030
Affiliated issuers	2,391,012	24,327	2,690,027	147,017	33,489
Cash denominated in currencies other than U.S. dollars, at cost	1,010	243	8	1,529	–	*

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Insurance Series	241

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	American Funds Mortgage Fund (formerly Mortgage Fund)	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$392,439	$372,357	$2,493,668	$27,316	$8,021
Affiliated issuers	–	–	–	537,481	161,216
Cash	388	98	231	–	–
Cash collateral pledged for futures contracts	–	–	–	139	42
Receivables for:
Sales of investments	179,573	–	1,028,854	706	854
Sales of fund’s shares	429	3,527	4,197	191	–
Dividends and interest	460	–	5,801	1	–	*
Variation margin on futures contracts	4	–	648	11	3
Variation margin on swap contracts	–	–	160	–	–
Other	1	–	–	–	–

	573,294	375,982	3,533,559	565,845	170,136
Liabilities:
Payables for:
Purchases of investments	253,353	–	1,376,273	482	175
Repurchases of fund’s shares	123	11	946	427	241
Investment advisory services	65	102	641	47	14
Insurance administrative fees	23	25	174	328	101
Services provided by related parties	28	80	415	112	35
Trustees’ deferred compensation	3	15	54	3	1
Variation margin on futures contracts	29	–	613	–	–
Variation margin on swap contracts	51	–	785	–	–
Other	–	–	1	–	–

	253,675	233	1,379,902	1,399	567

Net assets at December 31, 2020	$319,619	$375,749	$2,153,657	$564,446	$169,569

Net assets consist of:
Capital paid in on shares of beneficial interest	$302,094	$375,759	$1,908,506	$386,634	$155,543
Total distributable earnings (accumulated loss)	17,525	(10)	245,151	177,812	14,026

Net assets at December 31, 2020	$319,619	$375,749	$2,153,657	$564,446	$169,569

Investment securities, at cost
Unaffiliated issuers	$387,738	$372,351	$2,448,888	$ 27,316	$ 8,021
Affiliated issuers	–	–	–	380,957	127,392

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

242	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$17,540		$126,879	$133,964
Affiliated issuers	339,015		2,301,972	2,646,718
Cash collateral pledged for futures contracts	132		6,144	683
Receivables for:
Sales of investments	702		–	2,195
Sales of fund’s shares	2		16,998	149
Dividends and interest	–	*	3	3
Variation margin on futures contracts	8		794	56
	357,399		2,452,790	2,783,768
Liabilities:
Payables for:
Purchases of investments	489		16,441	–
Repurchases of fund’s shares	226		6	2,460
Investment advisory services	30		202	234
Insurance administrative fees	218		1,449	1,697
Services provided by related parties	73		64	575
Trustees’ deferred compensation	3		12	31

	1,039		18,174	4,997

Net assets at December 31, 2020	$356,360		$2,434,616	$2,778,771

Net assets consist of:
Capital paid in on shares of beneficial interest	$357,836		$2,054,184	$2,392,464
Total (accumulated loss) distributable earnings	(1,476)		380,432	386,307

Net assets at December 31, 2020	$356,360		$2,434,616	$2,778,771

Investment securities, at cost
Unaffiliated issuers	$ 17,540		$ 159,232	$ 133,964
Affiliated issuers	277,668		1,953,888	2,242,813

*	Amount less than one thousand.

See notes to financial statements.

American Funds Insurance Series	243

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$3,309,395	$2,390,834	$15,644,155	$5,652,007	$2,308,973
	Shares outstanding	80,401	73,257	130,131	239,107	73,091
	Net asset value per share	$41.16	$32.64	$120.22	$23.64	$31.59
Class 1A:	Net assets	$11,706	$1,226	$60,452	$9,847	$17,803
	Shares outstanding	285	38	505	418	566
	Net asset value per share	$41.02	$32.49	$119.59	$23.55	$31.43
Class 2:	Net assets	$4,386,644	$2,652,518	$20,593,851	$4,480,961	$1,108,860
	Shares outstanding	107,734	84,047	172,799	190,374	35,483
	Net asset value per share	$40.72	$31.56	$119.18	$23.54	$31.25
Class 3:	Net assets			$278,776	$24,720
	Shares outstanding	Not applicable	Not applicable	2,301	1,043	Not applicable
	Net asset value per share			$121.13	$23.69
Class 4:	Net assets	$533,225	$268,163	$2,346,810	$423,323	$807,517
	Shares outstanding	13,182	8,469	20,017	18,209	26,016
	Net asset value per share	$40.45	$31.67	$117.24	$23.25	$31.04

		Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$5,684,371	$657,344	$22,902,591	$1,119,711	$620,828
	Shares outstanding	396,056	39,436	413,533	58,897	57,099
	Net asset value per share	$14.35	$16.67	$55.38	$19.01	$10.87
Class 1A:	Net assets	$24,659	$2,375	$15,908	$2,967	$6,465
	Shares outstanding	1,727	143	288	156	595
	Net asset value per share	$14.28	$16.62	$55.16	$18.97	$10.86
Class 2:	Net assets	$3,081,893	$1,348,612	$14,012,328	$221,049	$7,705
	Shares outstanding	217,731	81,086	256,372	11,666	709
	Net asset value per share	$14.15	$16.63	$54.66	$18.95	$10.87
Class 3:	Net assets			$153,750
	Shares outstanding	Not applicable	Not applicable	2,771	Not applicable	Not applicable
	Net asset value per share			$55.49
Class 4:	Net assets	$788,143	$166,119	$1,406,958	$112,156	$461,954
	Shares outstanding	56,038	10,162	26,061	5,961	42,571
	Net asset value per share	$14.06	$16.35	$53.99	$18.82	$10.85

See notes to financial statements.

244	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund (formerly Global Bond Fund)	High- Income Bond Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$19,237,782	$139,461	$6,844,251	$1,218,619	$122,902
	Shares outstanding	725,940	9,827	575,693	94,166	12,541
	Net asset value per share	$26.50	$14.19	$11.89	$12.94	$9.80
Class 1A:	Net assets	$14,543	$2,724	$9,495	$703	$997
	Shares outstanding	550	192	802	54	102
	Net asset value per share	$26.42	$14.16	$11.84	$12.91	$9.78
Class 2:	Net assets	$5,241,950	$207,779	$3,839,814	$1,058,224	$664,940
	Shares outstanding	200,022	14,669	327,353	82,417	69,210
	Net asset value per share	$26.21	$14.16	$11.73	$12.84	$9.61
Class 3:	Net assets	$32,685				$9,938
	Shares outstanding	1,232	Not applicable	Not applicable	Not applicable	1,010
	Net asset value per share	$26.53				$9.84
Class 4:	Net assets	$5,130,691	$105,168	$713,859	$61,199	$68,802
	Shares outstanding	196,868	7,501	61,047	4,815	6,530
	Net asset value per share	$26.06	$14.02	$11.69	$12.71	$10.54

		American Funds Mortgage Fund (formerly Mortgage Fund)	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$223,554	$43,579	$428,683
	Shares outstanding	20,121	3,855	32,878	Not applicable	Not applicable
	Net asset value per share	$11.11	$11.31	$13.04
Class 1A:	Net assets	$1,161	$10	$3,585
	Shares outstanding	105	1	276	Not applicable	Not applicable
	Net asset value per share	$11.08	$11.31	$13.00
Class 2:	Net assets	$57,906	$287,757	$1,439,405
	Shares outstanding	5,222	26,184	111,630	Not applicable	Not applicable
	Net asset value per share	$11.09	$10.99	$12.89
Class 3:	Net assets		$4,301	$10,295
	Shares outstanding	Not applicable	387	788	Not applicable	Not applicable
	Net asset value per share		$11.12	$13.07
Class 4:	Net assets	$36,998	$40,102	$271,689
	Shares outstanding	3,371	3,618	21,091	Not applicable	Not applicable
	Net asset value per share	$10.97	$11.08	$12.88
Class P1:	Net assets				$10,705	$1,538
	Shares outstanding	Not applicable	Not applicable	Not applicable	621	139
	Net asset value per share				$17.25	$11.07
Class P2:	Net assets				$553,741	$168,031
	Shares outstanding	Not applicable	Not applicable	Not applicable	32,357	15,286
	Net asset value per share				$17.11	$10.99

See notes to financial statements.

American Funds Insurance Series	245

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class P1:	Net assets	$1,525	$2,119,963	$5,317
	Shares outstanding	136	151,361	384
	Net asset value per share	$11.24	$14.01	$13.84
Class P2:	Net assets	$354,835	$314,653	$2,773,454
	Shares outstanding	31,732	22,583	206,250
	Net asset value per share	$11.18	$13.93	$13.45

See notes to financial statements.

246	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2020	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 78,231	$ 25,305	$ 243,220	$ 108,464	$ 35,320
Affiliated issuers	973	1,310	6,391	3,029	1,220
	79,204	26,615	249,611	111,493	36,540
Interest from unaffiliated issuers	18	3	2,485	4,177	6,645
Securities lending income (net of fees)	176	3,888	37	175	133

	79,398	30,506	252,133	115,845	43,318
Fees and expenses[1]:
Investment advisory services	35,225	30,652	98,281	45,293	24,693
Distribution services	10,622	6,084	47,087	10,718	3,931
Insurance administrative services	1,063	518	4,484	905	1,653
Transfer agent services	1	1	4	1	– [2]
Administrative services	2,068	1,324	9,318	2,752	1,062
Reports to shareholders	143	91	634	199	85
Registration statement and prospectus	44	75	231	94	31
Trustees’ compensation	36	23	162	47	18
Auditing and legal	67	85	75	83	116
Custodian	905	710	527	1,874	975
Other	5	72	16	7	58
Total fees and expenses before waivers/reimbursements	50,179	39,635	160,819	61,973	32,622
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	1	–	–	–	4,382
Miscellaneous fee reimbursements	–	–	–	–	–

Total waivers/reimbursements of fees and expenses	1	–	–	–	4,382

Total fees and expenses after waivers/reimbursements	50,178	39,635	160,819	61,973	28,240

Net investment income (loss)	29,220	(9,129)	91,314	53,872	15,078
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	460,355	114,077	5,288,250	41,340	134,422
Affiliated issuers	170	68	602	36	40
Futures contracts	–	–	–	–	140
Forward currency contracts	–	–	–	182	(245)
Currency transactions	(1,374)	(445)	176	(1,536)	(1,712)

	459,151	113,700	5,289,028	40,022	132,645
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	1,448,079	1,153,033	8,444,104	1,257,109	658,964
Affiliated issuers	(246)	26,897	(3)	(187)	(122)
Futures contracts	–	–	–	–	(10)
Forward currency contracts	–	–	–	45	(54)
Currency translations	113	(297)	77	45	(150)

	1,447,946	1,179,633	8,444,178	1,257,012	658,628

Net realized gain (loss) and unrealized appreciation (depreciation)	1,907,097	1,293,333	13,733,206	1,297,034	791,273

Net increase (decrease) in net assets resulting from operations	$1,936,317	$1,284,204	$13,824,520	$1,350,906	$806,351

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	247

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$206,845	$ 38,168	$ 607,278	$ 30,125	$ 28,587
Affiliated issuers	2,015	578	12,925	543	436
	208,860	38,746	620,203	30,668	29,023
Interest from unaffiliated issuers	66	2,960	3,327	810	4,459
Securities lending income (net of fees)	5	34	620	13	39

	208,931	41,740	624,150	31,491	33,521
Fees and expenses[1]:
Investment advisory services	33,547	11,651	87,809	8,128	4,711
Distribution services	8,654	3,375	35,109	727	1,084
Insurance administrative services	1,660	348	3,054	239	1,083
Transfer agent services	1	– [2]	4	– [2]	– [2]
Administrative services	2,579	585	10,328	398	294
Reports to shareholders	137	32	761	15	10
Registration statement and prospectus	112	20	241	7	33
Trustees’ compensation	44	10	177	7	5
Auditing and legal	47	71	89	69	49
Custodian	120	413	571	395	91
Other	5	2	20	2	2
Total fees and expenses before waivers/reimbursements	46,906	16,507	138,163	9,987	7,362
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	–	1,735
Miscellaneous fee reimbursements	–	–	–	–	–

Total waivers/reimbursements of fees and expenses	–	–	–	–	1,735

Total fees and expenses after waivers/reimbursements	46,906	16,507	138,163	9,987	5,627

Net investment income (loss)	162,025	25,233	485,987	21,504	27,894
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	(75,549)	51,131	377,029	(43,978)	(48,491)
Affiliated issuers	414	51	(18,361)	29	52
Futures contracts	–	–	–	–	3,606
Forward currency contracts	–	(521)	–	18	38
Swap contracts	–	–	–	–	2,686
Currency transactions	2	(974)	470	714	54

	(75,133)	49,687	359,138	(43,217)	(42,055)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	717,525	113,105	3,860,050	123,508	60,596
Affiliated issuers	3	(64)	(10,984)	(39)	(127)
Futures contracts	–	–	–	–	281
Forward currency contracts	–	137	–	12	(22)
Swap contracts	–	–	–	–	(108)
Currency translations	(6)	38	282	144	46

	717,522	113,216	3,849,348	123,625	60,666

Net realized gain (loss) and unrealized appreciation (depreciation)	642,389	162,903	4,208,486	80,408	18,611

Net increase (decrease) in net assets resulting from operations	$804,414	$188,136	$4,694,473	$101,912	$ 46,505

See end of statements of operations for footnotes.

See notes to financial statements.

248	American Funds Insurance Series

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund[3]	High- Income Bond Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 331,247	$ 5,802	$ –	$ –	$ 161
Affiliated issuers	16,268	103	5,601	477	227
	347,515	5,905	5,601	477	388
Interest from unaffiliated issuers	216,938	2,516	251,927	55,130	62,664
Securities lending income (net of fees)	690	–	–	–	–

	565,143	8,421	257,528	55,607	63,052
Fees and expenses[1]:
Investment advisory services	71,046	2,767	38,894	11,401	4,534
Distribution services	23,649	721	10,588	2,609	1,726
Insurance administrative services	11,402	239	1,504	131	140
Transfer agent services	3	– [2]	1	– [2]	– [2]
Administrative services	8,053	126	3,223	642	281
Reports to shareholders	481	5	227	35	22
Registration statement and prospectus	330	5	80	22	7
Trustees’ compensation	135	2	51	11	4
Auditing and legal	72	53	54	48	47
Custodian	753	76	147	389	16
Other	14	2	7	9	17
Total fees and expenses before waivers/reimbursements	115,938	3,996	54,776	15,297	6,794
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	1,458	–
Miscellaneous fee reimbursements	–	–	–	–	–

Total waivers/reimbursements of fees and expenses	–	–	–	1,458	–

Total fees and expenses after waivers/reimbursements	115,938	3,996	54,776	13,839	6,794

Net investment income (loss)	449,205	4,425	202,752	41,768	56,258
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	767,904	17,369	406,202	33,450	(55,642)
Affiliated issuers	14,845	3	885	35	73
Futures contracts	36,747	442	89,071	(180)	(166)
Forward currency contracts	–	801	(15,906)	16,206	–
Swap contracts	(10,831)	(123)	44	(2,905)	3,842
Currency transactions	(271)	(237)	(14)	(766)	6

	808,394	18,255	480,282	45,840	(51,887)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	1,914,198	18,521	308,933	114,258	18,771
Affiliated issuers	84,442	(5)	(92)	(168)	(129)
Futures contracts	2,190	19	10,886	958	(178)
Forward currency contracts	–	97	(1,417)	2,566	–
Swap contracts	4,608	23	(18,955)	(923)	857
Currency translations	190	28	132	301	2

	2,005,628	18,683	299,487	116,992	19,323

Net realized gain (loss) and unrealized appreciation (depreciation)	2,814,022	36,938	779,769	162,832	(32,564)

Net increase (decrease) in net assets resulting from operations	$3,263,227	$41,363	$982,521	$204,600	$ 23,694

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	249

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	American Funds Mortgage Fund[4]		Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund		Managed Risk International Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ –		$ –	$ –		$ –		$ –
Affiliated issuers	–		–	–		3,867		1,621
	–		–	–		3,867		1,621
Interest from unaffiliated issuers	3,819		1,927	34,038		56		26

	3,819		1,927	34,038		3,923		1,647
Fees and expenses[1]:
Investment advisory services	1,248		1,098	8,276		719		235
Distribution services	230		754	4,056		1,177		389
Insurance administrative services	90		85	587		1,198		392
Transfer agent services	–	[2]	– [2]	–	[2]	–	[2]	– [2]
Administrative services	89		103	712		–		–
Accounting and administrative services	–		–	–		61		54
Reports to shareholders	4		6	83		6		4
Registration statement and prospectus	3		4	14		8		1
Trustees’ compensation	1		2	9		3		1
Auditing and legal	44		45	46		16		16
Custodian	24		1	37		11		11
Other	–	[2]	– [2]	2		2		2
Total fees and expenses before waivers/reimbursements	1,733		2,098	13,822		3,201		1,105
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	360		–	–		240		79
Miscellaneous fee reimbursements	–		–	–		–		41

Total waivers/reimbursements of fees and expenses	360		–	–		240		120

Total fees and expenses after waivers/reimbursements	1,373		2,098	13,822		2,961		985

Net investment income (loss)	2,446		(171)	20,216		962		662
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	11,818		–	145,064		–		–
Affiliated issuers	–		–	–		53,335		(165)
Futures contracts	8,696		–	89,336		(35,338)		(14,051)
Swap contracts	(8,505)		–	(46,704)		–		–
Currency transactions	–		–	–		77		178
Capital gain distributions received from affiliated issuers	–		–	–		9,678		159

	12,009		–	187,696		27,752		(13,879)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	239		(1)	6,199		–		–
Affiliated issuers	–		–	–		110,528		19,015
Futures contracts	779		–	7,908		130		51
Swap contracts	4,046		–	47,782		–		–

	5,064		(1)	61,889		110,658		19,066

Net realized gain (loss) and unrealized appreciation (depreciation)	17,073		(1)	249,585		138,410		5,187

Net increase (decrease) in net assets resulting from operations	$19,519		$ (172)	$269,801		$139,372		$5,849

See end of statements of operations for footnotes.

See notes to financial statements.

250	American Funds Insurance Series

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ –	$ –	$ –
Affiliated issuers	6,214	35,740	46,786
	6,214	35,740	46,786
Interest from unaffiliated issuers	45	297	433

	6,259	36,037	47,219
Fees and expenses[1]:
Investment advisory services	518	3,378	4,028
Distribution services	861	718	6,703
Insurance administrative services	864	5,630	6,712
Transfer agent services	– [2]	– [2]	– [2]
Accounting and administrative services	58	100	102
Reports to shareholders	5	21	44
Registration statement and prospectus	3	14	11
Trustees’ compensation	2	11	13
Auditing and legal	16	18	19
Custodian	11	11	11
Other	2	3	3
Total fees and expenses before waivers/reimbursements	2,340	9,904	17,646
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	173	1,126	1,342
Miscellaneous fee reimbursements	–	–	–

Total waivers/reimbursements of fees and expenses	173	1,126	1,342

Total fees and expenses after waivers/reimbursements	2,167	8,778	16,304

Net investment income (loss)	4,092	27,259	30,915
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	–	(22,888)	–
Affiliated issuers	(35,988)	32,048	65,756
Futures contracts	(32,684)	(20,595)	(119,251)
Currency transactions	15	307	140
Capital gain distributions received from affiliated issuers	4,329	49,797	11,668

	(64,328)	38,669	(41,687)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	–	(22,232)	–
Affiliated issuers	56,886	165,618	160,270
Futures contracts	90	2,308	883

	56,976	145,694	161,153

Net realized gain (loss) and unrealized appreciation (depreciation)	(7,352)	184,363	119,466

Net increase (decrease) in net assets resulting from operations	$ (3,260)	$211,622	$ 150,381

[1]Additional	information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]Amount	less than one thousand.
[3]Formerly	Global Bond Fund.
[4]Formerly	Mortgage Fund.

See notes to financial statements.

American Funds Insurance Series	251

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 29,220	$ 56,332	$ (9,129)	$ 13,730	$ 91,314	$ 241,310
Net realized gain (loss)	459,151	193,918	113,700	251,270	5,289,028	745,536
Net unrealized appreciation (depreciation)	1,447,946	1,619,747	1,179,633	882,559	8,444,178	6,038,232

Net increase (decrease) in net assets resulting from operations	1,936,317	1,869,997	1,284,204	1,147,559	13,824,520	7,025,078

Distributions paid to shareholders	(224,589)	(417,934)	(284,490)	(284,752)	(865,145)	(2,978,202)

Net capital share transactions	(271,205)	(153,769)	(307,246)	102,952	(2,504,990)	974,922

Total increase (decrease) in net assets	1,440,523	1,298,294	692,468	965,759	10,454,385	5,021,798
Net assets:
Beginning of year	6,800,447	5,502,153	4,620,273	3,654,514	28,469,659	23,447,861

End of year	$8,240,970	$6,800,447	$5,312,741	$4,620,273	$38,924,044	$28,469,659

	International Fund		New World Fund		Blue Chip Income and Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 53,872	$ 136,307	$ 15,078	$ 34,732	$ 162,025	$ 189,701
Net realized gain (loss)	40,022	(127,992)	132,645	32,951	(75,133)	85,829
Net unrealized appreciation (depreciation)	1,257,012	1,988,427	658,628	791,400	717,522	1,423,960

Net increase (decrease) in net assets resulting from operations	1,350,906	1,996,742	806,351	859,083	804,414	1,699,490

Distributions paid to shareholders	(71,715)	(394,620)	(43,949)	(164,192)	(265,213)	(878,225)

Net capital share transactions	(763,764)	(536,801)	(279,660)	54,641	(242,496)	429,824

Total increase (decrease) in net assets	515,427	1,065,321	482,742	749,532	296,705	1,251,089

Net assets:
Beginning of year	10,075,431	9,010,110	3,760,411	3,010,879	9,282,361	8,031,272

End of year	$10,590,858	$10,075,431	$4,243,153	$3,760,411	$9,579,066	$9,282,361

See notes to financial statements.

252	American Funds Insurance Series

Statements of changes in net assets (continued)	(dollars in thousands)

	Global Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 25,233	$38,039	$ 485,987	$ 648,555	$ 21,504	$ 37,530
Net realized gain (loss)	49,687	51,837	359,138	902,476	(43,217)	(37,024)
Net unrealized appreciation (depreciation)	113,216	449,868	3,849,348	6,175,985	123,625	293,939

Net increase (decrease) in net assets resulting from operations	188,136	539,744	4,694,473	7,727,016	101,912	294,445

Distributions paid to shareholders	(77,584)	(140,198)	(1,429,478)	(3,957,175)	(21,467)	(53,548)

Net capital share transactions	(74,585)	(76,937)	(799,726)	2,392,290	(124,648)	(78,069)

Total increase (decrease) in net assets	35,967	322,609	2,465,269	6,162,131	(44,203)	162,828
Net assets:
Beginning of year	2,138,483	1,815,874	36,026,266	29,864,135	1,500,086	1,337,258

End of year	$2,174,450	$2,138,483	$38,491,535	$36,026,266	$1,455,883	$1,500,086

	Capital Income Builder		Asset Allocation Fund		Global Balanced Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 27,894	$ 24,376	$ 449,205	$ 527,540	$ 4,425	$ 6,777
Net realized gain (loss)	(42,055)	(6,878)	808,394	20,909	18,255	9,826
Net unrealized appreciation (depreciation)	60,666	117,343	2,005,628	4,312,978	18,683	58,663

Net increase (decrease) in net assets resulting from operations	46,505	134,841	3,263,227	4,861,427	41,363	75,266

Distributions paid to shareholders	(28,997)	(24,614)	(606,436)	(1,801,337)	(21,373)	(16,934)

Net capital share transactions	80,728	213,209	(418,795)	1,434,114	(1,808)	12,429

Total increase (decrease) in net assets	98,236	323,436	2,237,996	4,494,204	18,182	70,761

Net assets:
Beginning of year	998,716	675,280	27,419,655	22,925,451	436,950	366,189

End of year	$1,096,952	$998,716	$29,657,651	$27,419,655	$455,132	$436,950

See notes to financial statements.

American Funds Insurance Series	253

Statements of changes in net assets (continued)	(dollars in thousands)

	Bond Fund		Capital World Bond Fund (formerly Global Bond Fund)		High-Income Bond Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 202,752	$ 272,023	$ 41,768	$ 52,158	$ 56,258	$ 82,861
Net realized gain (loss)	480,282	243,332	45,840	21,665	(51,887)	(19,893)
Net unrealized appreciation (depreciation)	299,487	411,625	116,992	87,557	19,323	86,931

Net increase (decrease) in net assets resulting from operations	982,521	926,980	204,600	161,380	23,694	149,899

Distributions paid to shareholders	(339,511)	(280,200)	(64,860)	(35,756)	(69,840)	(79,066)

Net capital share transactions	213,249	49,693	70,361	(84,997)	(352,568)	(8,439)

Total increase (decrease) in net assets	856,259	696,473	210,101	40,627	(398,714)	62,394
Net assets:
Beginning of year	10,551,160	9,854,687	2,128,644	2,088,017	1,266,293	1,203,899

End of year	$11,407,419	$10,551,160	$2,338,745	$2,128,644	$ 867,579	$1,266,293

	American Funds Mortgage Fund				U.S. Government/
	(formerly Mortgage Fund)		Ultra-Short Bond Fund		AAA-Rated Securities Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 2,446	$ 6,346	$ (171)	$ 4,833	$ 20,216	$ 55,852
Net realized gain (loss)	12,009	9,940	–	(1)	187,696	122,154
Net unrealized appreciation (depreciation)	5,064	(1,209)	(1)	15	61,889	(22,336)

Net increase (decrease) in net assets resulting from operations	19,519	15,077	(172)	4,847	269,801	155,670

Distributions paid to shareholders	(4,820)	(7,525)	(737)	(5,093)	(77,781)	(60,961)

Net capital share transactions	10,410	(4,217)	92,028	(21,528)	(934,697)	(67,678)

Total increase (decrease) in net assets	25,109	3,335	91,119	(21,774)	(742,677)	27,031

Net assets:
Beginning of year	294,510	291,175	284,630	306,404	2,896,334	2,869,303

End of year	$319,619	$294,510	$375,749	$284,630	$2,153,657	$2,896,334

See notes to financial statements.

254	American Funds Insurance Series

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk		Managed Risk		Managed Risk Blue Chip
	Growth Fund		International Fund		Income and Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 962	$ 2,886	$ 662	$ 1,940	$ 4,092	$ 5,680
Net realized gain (loss)	27,752	30,629	(13,879)	2,677	(64,328)	16,823
Net unrealized appreciation (depreciation)	110,658	43,736	19,066	21,114	56,976	23,125

Net increase (decrease) in net assets resulting from operations	139,372	77,251	5,849	25,731	(3,260)	45,628

Distributions paid to shareholders	(25,274)	(30,222)	(3,247)	(7,796)	(16,900)	(23,415)

Net capital share transactions	10,698	49,348	1,198	(3,125)	11,085	6,553

Total increase (decrease) in net assets	124,796	96,377	3,800	14,810	(9,075)	28,766

Net assets:
Beginning of year	439,650	343,273	165,769	150,959	365,435	336,669

End of year	$564,446	$439,650	$169,569	$165,769	$356,360	$365,435

	Managed Risk		Managed Risk
	Growth-Income Fund		Asset Allocation Fund

	Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$ 27,259	$ 35,433	$ 30,915	$ 40,653
Net realized gain (loss)	38,669	149,567	(41,687)	131,826
Net unrealized appreciation (depreciation)	145,694	180,419	161,153	271,610

Net increase (decrease) in net assets resulting from operations	211,622	365,419	150,381	444,089

Distributions paid to shareholders	(160,767)	(32,440)	(146,678)	(177,811)

Net capital share transactions	114,037	44,643	(57,436)	23,729

Total increase (decrease) in net assets	164,892	377,622	(53,733)	290,007

Net assets:
Beginning of year	2,269,724	1,892,102	2,832,504	2,542,497

End of year	$2,434,616	$2,269,724	$2,778,771	$2,832,504

See notes to financial statements.

American Funds Insurance Series	255

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series -Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund – To provide long-term growth of capital.

Global Small Capitalization Fund – To provide long-term growth of capital.

Growth Fund – To provide growth of capital.

International Fund – To provide long-term growth of capital.

New World Fund – To provide long-term capital appreciation.

Blue Chip Income and Growth Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund – To provide long-term growth of capital while providing current income.

Growth-Income Fund – To achieve long-term growth of capital and income.

International Growth and Income Fund – To provide long-term growth of capital while providing current income.

Capital Income Builder – The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund – To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund (formerly Global Bond Fund) – To provide, over the long term, a high level of total return consistent with prudent investment management.

256	American Funds Insurance Series

High-Income Bond Fund – The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Mortgage Fund (formerly Mortgage Fund) – To provide current income and preservation of capital.

Ultra-Short Bond Fund – To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund – To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund – To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	257

Class allocations – Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders – Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

258	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2020 (dollars in thousands):

American Funds Insurance Series	259

Global Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,529,558	$1,083,751	$–	$2,613,309
Consumer discretionary	888,809	797,513	–	1,686,322
Health care	703,000	232,172	–	935,172
Financials	360,183	447,703	–	807,886
Communication services	448,473	148,180	–	596,653
Consumer staples	232,624	267,945	–	500,569
Industrials	24,589	264,798	–	289,387
Materials	113,103	38,439	–	151,542
Energy	–	90,882	–	90,882
Real estate	–	33,356	–	33,356
Utilities	–	18,663	–	18,663
Preferred securities	–	238,600	–	238,600
Short-term securities	143,970	174,987	–	318,957
Total	$4,444,309	$3,836,989	$–	$8,281,298

Global Small Capitalization Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 869,090	$566,908	$ –	$1,435,998
Health care	901,274	317,375	3	1,218,652
Consumer discretionary	449,210	327,676	2,409	779,295
Industrials	171,236	530,019	–	701,255
Financials	298,192	98,457	–	396,649
Materials	31,914	91,606	–	123,520
Real estate	72,261	37,896	–	110,157
Communication services	34,538	71,794	–	106,332
Consumer staples	79,614	19,249	–	98,863
Utilities	5,859	59,096	–	64,955
Energy	13,972	–	10,434	24,406
Preferred securities	19,092	–	77,191	96,283
Rights & warrants	–	1,580	–	1,580
Convertible stocks	–	–	13,854	13,854
Short-term securities	86,874	136,990	–	223,864
Total	$3,033,126	$2,258,646	$103,891	$5,395,663

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2020 (dollars in thousands):

	Beginning value at 1/1/2020	Transfers into Level 3	*	Purchases	Sales	Net realized loss	†	Unrealized appreciation	†	Transfers out of Level 3	*	Ending value at 12/31/2020
Investment securities	$44,058	$914		$52,617	$(10,017)	$(4,877)		$21,196		$–		$ 103,891

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2020												$ 21,196

*

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

260	American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2020	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
		Liquidation value	N/A	N/A	N/A	N/A
			Price/Cash flow multiple	8.8x	8.8x	Increase
Common stocks	$ 12,846	Market comparable	DLOM	25%	25%	Decrease
		companies	$ per one billion Btu	$2.25	$2.25	Increase
			MMTPA	10 MMTPA	10 MMTPA	Increase
		Transaction price	N/A	N/A	N/A	N/A
Preferred securities	77,191	Transaction price	N/A	N/A	N/A	N/A
Convertible stocks	13,854	Transaction price	N/A	N/A	N/A	N/A
	$103,891

*	Weighted average is by relative fair value.
†

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

Btu = British thermal unit

DLOM = Discount for lack of marketability

MMTPA = Million metric tonnes per annum

Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 7,806,427	$ 988,629	$ –	$8,795,056
Consumer discretionary	6,912,136	416,283	–	7,328,419
Communication services	7,012,728	–	–	7,012,728
Health care	4,816,461	77,537	59,453	4,953,451
Industrials	2,820,844	464,847	–	3,285,691
Financials	2,051,508	62,053	–	2,113,561
Consumer staples	1,046,415	205,883	–	1,252,298
Materials	1,167,722	33,980	–	1,201,702
Energy	644,723	–	–	644,723
Real estate	369,502	–	–	369,502
Utilities	190,565	25,624	–	216,189
Preferred securities	–	44,452	–	44,452
Convertible bonds & notes	–	–	29,464	29,464
Short-term securities	1,630,494	–	–	1,630,494
Total	$36,469,525	$2,319,288	$88,917	$38,877,730

American Funds Insurance Series	261

International Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 160,866	$1,645,671	$–	$ 1,806,537
Consumer discretionary	421,417	1,154,375	–	1,575,792
Health care	131,197	1,414,294	6	1,545,497
Industrials	95,045	1,127,312	–	1,222,357
Information technology	358,778	504,666	–	863,444
Communication services	98,771	715,574	–	814,345
Energy	98,446	562,531	–	660,977
Materials	375,154	181,706	–	556,860
Consumer staples	8,249	449,366	–	457,615
Utilities	–	347,713	–	347,713
Real estate	–	83,229	–	83,229
Preferred securities	70,086	56,376	–	126,462
Rights & warrants	236	41,615	–	41,851
Convertible bonds & notes	–	1,260	–	1,260
Bonds, notes & other debt instruments	–	17,814	–	17,814
Short-term securities	537,819	–	–	537,819
Total	$2,356,064	$8,303,502	$6	$10,659,572

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$309	$–	$ 309
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(395)	–	(395)
Total	$–	$(86)	$–	$ (86)

* Forward currency contracts are not included in the investment portfolio. New World Fund
	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 540,290	$ 265,260	$–	$ 805,550
Consumer discretionary	184,433	426,480	–	610,913
Health care	220,288	303,860	1	524,149
Financials	98,824	367,872	–	466,696
Communication services	242,323	108,859	–	351,182
Materials	126,066	126,416	–	252,482
Industrials	57,626	193,144	–	250,770
Consumer staples	32,600	209,655	–	242,255
Energy	55,068	104,845	–	159,913
Real estate	21,814	49,427	–	71,241
Utilities	8,127	61,070	–	69,197
Preferred securities	31,214	17,203	– *	48,417
Rights & warrants	37	11,204	–	11,241
Convertible bonds & notes	–	120	–	120
Bonds, notes & other debt instruments	–	120,130	–	120,130
Short-term securities	238,517	–	–	238,517
Total	$1,857,227	$2,365,545	$1	$4,222,773

262	American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3	$–	$–	$3
Liabilities:
Unrealized depreciation on futures contracts	(13)	–	–	(13)
Unrealized depreciation on open forward currency contracts	–	(54)	–	(54)
Total	$(10)	$(54)	$–	$(64)

* Amount less than one thousand. † Futures contracts and forward currency contracts are not included in the investment portfolio. Blue Chip Income and Growth Fund
	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,660,102	$ –	$–	$1,660,102
Information technology	1,639,123	–	–	1,639,123
Industrials	1,299,142	–	–	1,299,142
Communication services	907,314	–	–	907,314
Energy	866,464	–	–	866,464
Consumer staples	782,008	–	–	782,008
Consumer discretionary	730,730	–	–	730,730
Financials	668,246	–	–	668,246
Utilities	327,959	–	–	327,959
Materials	246,839	–	–	246,839
Real estate	167,648	–	–	167,648
Rights & warrants	138	–	–	138
Convertible stocks	85,580	–	–	85,580
Convertible bonds & notes	–	13,651	–	13,651
Short-term securities	181,762	–	–	181,762
Total	$9,563,055	$13,651	$–	$9,576,706

Global Growth and Income Fund
	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 221,121	$ 181,276	$–	$ 402,397
Financials	141,374	202,553	–	343,927
Industrials	126,976	119,227	–	246,203
Health care	128,044	70,127	–	198,171
Consumer discretionary	85,765	111,886	–	197,651
Communication services	145,542	20,262	–	165,804
Utilities	27,113	104,117	–	131,230
Materials	42,123	83,017	–	125,140
Energy	39,179	61,420	–	100,599
Consumer staples	32,426	64,723	–	97,149
Real estate	28,798	25,958	–	54,756
Bonds, notes & other debt instruments	–	34,378	–	34,378
Short-term securities	72,929	–	–	72,929
Total	$1,091,390	$1,078,944	$–	$2,170,334

American Funds Insurance Series	263

Growth-Income Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 7,314,726	$ 372,663	$–	$ 7,687,389
Communication services	5,831,851	127,572	–	5,959,423
Health care	4,693,629	779,632	–	5,473,261
Financials	3,867,153	71,057	–	3,938,210
Industrials	3,235,391	420,599	–	3,655,990
Consumer discretionary	2,997,262	125,349	–	3,122,611
Consumer staples	1,207,072	739,995	–	1,947,067
Materials	1,780,708	100,975	–	1,881,683
Energy	1,316,148	1,473	–	1,317,621
Utilities	900,859	210,300	–	1,111,159
Real estate	983,845	–	–	983,845
Convertible stocks	311,050	–	–	311,050
Bonds, notes & other debt instruments	–	44,819	–	44,819
Short-term securities	1,180,227	–	–	1,180,227
Total	$35,619,921	$2,994,434	$–	$38,614,355

International Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 21,452	$ 238,557	$–	$ 260,009
Industrials	19,686	168,699	–	188,385
Communication services	38,634	137,544	–	176,178
Consumer discretionary	–	173,323	–	173,323
Health care	6,388	133,573	4	139,965
Materials	49,909	51,472	–	101,381
Consumer staples	11,591	86,293	–	97,884
Information technology	20,812	57,262	–	78,074
Utilities	–	75,755	–	75,755
Energy	14,453	26,884	–	41,337
Real estate	–	38,742	–	38,742
Preferred securities	24,328	–	–	24,328
Rights & warrants	–	15,297	–	15,297
Bonds, notes & other debt instruments	–	8,880	–	8,880
Short-term securities	38,140	–	–	38,140
Total	$245,393	$1,212,281	$4	$1,457,678

264	American Funds Insurance Series

Capital Income Builder

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 82,959	$ 60,554	$–	$ 143,513
Information technology	78,576	21,313	–	99,889
Consumer staples	53,173	45,939	–	99,112
Health care	64,546	33,275	–	97,821
Utilities	35,050	55,511	–	90,561
Real estate	43,561	18,295	–	61,856
Communication services	29,639	26,431	–	56,070
Energy	40,675	9,228	–	49,903
Industrials	26,773	20,099	–	46,872
Materials	19,808	22,725	–	42,533
Consumer discretionary	6,747	6,761	–	13,508
Preferred securities	–	1,987	–	1,987
Rights & warrants	2	–	–	2
Convertible stocks	13,837	–	–	13,837
Convertible bonds & notes	–	784	–	784
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	100,873	–	100,873
Corporate bonds, notes & loans	–	65,564	–	65,564
Mortgage-backed obligations	–	55,671	–	55,671
Asset-backed obligations	–	3,801	–	3,801
Bonds & notes of governments & government agencies outside the U.S.	–	1,465	–	1,465
Municipals	–	671	–	671
Short-term securities	57,947	–	–	57,947
Total	$553,293	$550,947	$–	$1,104,240

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 39	$ –	$–	$ 39
Unrealized appreciation on open forward currency contracts	–	34	–	34
Unrealized appreciation on interest rate swaps	–	569	–	569
Unrealized appreciation on credit default swaps	–	152	–	152
Liabilities:
Unrealized depreciation on futures contracts	(89)	–	–	(89)
Unrealized depreciation on open forward currency contracts	–	(56)	–	(56)
Total	$(50)	$699	$–	$649

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

American Funds Insurance Series	265

Asset Allocation Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,856,907	$33,828	$ –	$ 4,890,735
Health care	3,027,835	132,799	13,074	3,173,708
Financials	2,855,589	215,356	482	3,071,427
Consumer discretionary	1,813,842	160,516	–	1,974,358
Consumer staples	1,182,011	393,999	–	1,576,010
Communication services	1,415,480	70,510	–	1,485,990
Industrials	1,133,507	126,186	10,677	1,270,370
Materials	842,103	93,530	–	935,633
Energy	430,949	21,035	843	452,827
Real estate	380,620	–	–	380,620
Utilities	54,107	242,361	–	296,468
Rights & warrants	–	–	– *	–	*
Convertible stocks	102,652	45,378	–	148,030
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	–	3,849,701	4,079	3,853,780
U.S. Treasury bonds & notes	–	2,511,880	–	2,511,880
Mortgage-backed obligations	–	2,198,957	–	2,198,957
Asset-backed obligations	–	235,287	–	235,287
Bonds & notes of governments & government agencies outside the U.S.	–	60,892	–	60,892
Federal agency bonds & notes	–	37,568	–	37,568
Municipals	–	33,381	–	33,381
Short-term securities	2,286,334	–	–	2,286,334
Total	$20,381,936	$10,463,164	$29,155	$30,874,255

	Other investments†

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,610	$ –	$–	$1,610
Unrealized appreciation on interest rate swaps	–	796	–	796
Unrealized appreciation on credit default swaps	–	– *	–	–	*
Liabilities:
Unrealized depreciation on futures contracts	(2,382)	–	–	(2,382)
Total	$ (772)	$796	$–	$ 24

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

266	American Funds Insurance Series

Global Balanced Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 31,289	$ 35,492	$–	$ 66,781
Health care	23,553	16,623	–	40,176
Financials	17,316	15,833	–	33,149
Consumer staples	14,677	14,073	–	28,750
Consumer discretionary	12,713	11,275	–	23,988
Industrials	9,037	13,659	–	22,696
Communication services	6,435	6,573	–	13,008
Materials	3,927	9,077	–	13,004
Real estate	8,992	3,272	–	12,264
Energy	5,708	–	–	5,708
Utilities	852	3,696	–	4,548
Preferred securities	–	2,055	–	2,055
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	67,135	–	67,135
U.S. Treasury bonds & notes	–	49,388	–	49,388
Corporate bonds, notes & loans	–	21,861	–	21,861
Mortgage-backed obligations	–	6,454	–	6,454
Municipals	–	186	–	186
Asset-backed obligations	–	95	–	95
Short-term securities	24,329	17,999	–	42,328
Total	$158,828	$294,746	$–	$453,574

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3	$ –	$–	$ 3
Unrealized appreciation on open forward currency contracts	–	257	–	257
Unrealized appreciation on interest rate swaps	–	21	–	21
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(259)	–	(259)
Unrealized depreciation on credit default swaps	–	– †	–	– †
Total	$3	$ 19	$–	$ 22

* Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio. † Amount less than one thousand. Bond Fund
	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$ –	$ 3,792,833	$–	$ 3,792,833
Mortgage-backed obligations	–	3,617,725	–	3,617,725
U.S. Treasury bonds & notes	–	2,783,804	–	2,783,804
Bonds & notes of governments & government agencies outside the U.S.	–	348,736	–	348,736
Asset-backed obligations	–	249,668	–	249,668
Municipals	–	226,267	–	226,267
Federal agency bonds & notes	–	12,979	–	12,979
Short-term securities	2,690,045	–	–	2,690,045
Total	$2,690,045	$11,032,012	$–	$13,722,057

American Funds Insurance Series	267

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$7,631	$ –	$–	$ 7,631
Unrealized appreciation on open forward currency contracts	–	46	–	46
Unrealized appreciation on interest rate swaps	–	3,456	–	3,456
Liabilities:
Unrealized depreciation on futures contracts	(824)	–	–	(824)
Unrealized depreciation on open forward currency contracts	–	(2,653)	–	(2,653)
Unrealized depreciation on interest rate swaps	–	(28,517)	–	(28,517)
Total	$6,807	$(27,668)	$–	$(20,861)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Capital World Bond Fund

	Investment securities

	Level 1	Level 2	Level 3		Total
Assets:
Bonds, notes & other debt instruments:
Euros	$ –	$ 402,906	$ –		$ 402,906
Japanese yen	–	217,032	–		217,032
Chinese yuan renminbi	–	141,006	–		141,006
British pounds	–	91,115	–		91,115
Danish kroner	–	59,710	–		59,710
Canadian dollars	–	48,258	–		48,258
Mexican pesos	–	46,716	–		46,716
Malaysian ringgits	–	41,973	–		41,973
Australian dollars	–	31,305	–		31,305
Russian rubles	–	27,059	–		27,059
Israeli shekels	–	25,426	–		25,426
South Korean won	–	20,892	–		20,892
Indonesian rupiah	–	15,694	–		15,694
Colombian pesos	–	15,007	–		15,007
Brazilian reais	–	11,023	–		11,023
New Zealand dollars	–	9,638	–		9,638
Thai baht	–	9,308	–		9,308
Chilean pesos	–	8,404	–		8,404
South African rand	–	7,886	–		7,886
Ukrainian hryvnia	–	7,322	–		7,322
Singapore dollars	–	6,354	–		6,354
Norwegian kroner	–	5,980	–		5,980
Peruvian nuevos soles	–	5,639	–		5,639
Indian rupees	–	3,829	–		3,829
Dominican pesos	–	2,938	–		2,938
Polish zloty	–	1,500	–		1,500
Romanian leu	–	1,361	–		1,361
U.S. dollars	–	924,718	–		924,718
Common stocks	574	–	1,319		1,893
Rights & warrants	–	–	–	*	–	*
Short-term securities	147,017	3,665	–		150,682
Total	$147,591	$2,193,664	$1,319		$2,342,574

268	American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 308	$ –	$–	$ 308
Unrealized appreciation on open forward currency contracts	–	4,155	–	4,155
Unrealized appreciation on credit default swaps	–	31	–	31
Liabilities:
Unrealized depreciation on futures contracts	(155)	–	–	(155)
Unrealized depreciation on open forward currency contracts	–	(3,799)	–	(3,799)
Unrealized depreciation on interest rate swaps	–	(64)	–	(64)
Unrealized depreciation on credit default swaps	–	(698)	–	(698)
Total	$ 153	$ (375)	$–	$ (222)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$ –	$770,665	$ 4,354	$775,019
Asset-backed obligations	–	97	–	97
Municipals	–	5	–	5
Convertible bonds & notes	–	5,210	65	5,275
Convertible stocks	2,844	494	–	3,338
Preferred securities	–	2,841	–	2,841
Common stocks	8,366	2,591	24,364	35,321
Rights & warrants	–	76	– [1]	76
Short-term securities	33,493	–	–	33,493
Total	$44,703	$781,979	$28,783	$855,465

	Other investments[2]

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 8	$ –	$–	$ 8
Unrealized appreciation on credit default swaps	–	7	–	7
Liabilities:
Unrealized depreciation on futures contracts	(27)	–	–	(27)
Unrealized depreciation on credit default swaps	–	(728)	–	(728)
Total	$(19)	$(721)	$–	$(740)

[1]	Amount less than one thousand.
[2]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2020 (dollars in thousands):

	Beginning value at 1/1/2020	Transfers into Level 3	[3]	Purchases	Sales	Net realized loss	[4]	Unrealized appreciation	[4]	Transfers out of Level 3	[3]	Ending value at 12/31/2020
Investment securities	$19,675	$5,892		$12,692	$(8,614)	$(4,424)		$8,405		$(4,843)		$28,783

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2020												$7,603

[3]

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

[4]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series	269

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2020		Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]

				Exchange terms	N/A	N/A	N/A

Bonds, notes & other debt instruments	$ 4,354		Estimated recovery value	Vendor price	N/A	N/A	N/A
				Par value	N/A	N/A	N/A

			Yield analysis	YTM risk premium	200 bps	200 bps	Decrease

Convertible bonds & notes	65		Transaction price	N/A	N/A	N/A	N/A

			Estimated recovery value	N/A	N/A	N/A	N/A
				Exchange terms	N/A	N/A	N/A
				Vendor price	N/A	N/A	N/A
				Risk discount	90%	90%	Decrease
				Par value	N/A	N/A	N/A
				Adjustment based on market decline	20%	20%	Decrease

			Market comparable companies	EV/EBITDA multiple	7.5x	7.5x	Increase
				EV/EBITDA less CapEx multiple	10.2x - 23.0x	19.2x	Increase
Common stocks	24,364			Discount to EV/EBITDA less CapEx multiple	50%	50%	Decrease
				DLOM	17% - 22%	19%	Decrease

			Inputs to market comparables and discounted cash flow	Weight ascribed to market comparables	50%	N/A	N/A
				Weight ascribed to discounted cash flow	50%	N/A	N/A

			Discounted cash flow	Proved reserves	$53.7 million	$53.7 million	Increase
				Discount rate	9%	9%	Decrease

			Recent market information	Quoted price	N/A	N/A	N/A
				DLOM	30%	30%	Decrease

			Transaction price	N/A	N/A	N/A	N/A

Rights & warrants	–	[3]	Black-Scholes	Implied volatility	30%	30%	Increase
				Underlying share price	N/A	N/A	N/A

	$28,783

[1]Weightedaverage is by relative fair value.

[2]Thiscolumn represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

[3]Amountless than one thousand.

Key to abbreviations

CapEx = Capital expenditure

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

YTM = Yield to maturity

270	American Funds Insurance Series

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$219,567	$–	$219,567
U.S. Treasury bonds & notes	–	25,628	–	25,628
Asset-backed obligations	–	5,546	–	5,546
Federal agency bonds & notes	–	294	–	294
Short-term securities	–	141,404	–	141,404
Total	$–	$392,439	$–	$392,439

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$54	$ –	$–	$ 54
Unrealized appreciation on interest rate swaps	–	1,218	–	1,218
Liabilities:
Unrealized depreciation on futures contracts	(21)	–	–	(21)
Unrealized depreciation on interest rate swaps	–	(4)	–	(4)
Total	$33	$1,214	$–	$1,247

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2020, all of the fund’s investment securities were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$ 756,975	$–	$ 756,975
U.S. Treasury bonds & notes	–	663,982	–	663,982
Federal agency bonds & notes	–	341,155	–	341,155
Short-term securities	–	731,556	–	731,556
Total	$–	$2,493,668	$–	$2,493,668

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,235	$ –	$–	$ 1,235
Unrealized appreciation on interest rate swaps	–	34,726	–	34,726
Liabilities:
Unrealized depreciation on futures contracts	(1,275)	–	–	(1,275)
Unrealized depreciation on interest rate swaps	–	(7,246)	–	(7,246)
Total	$ (40)	$27,480	$–	$27,440

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

American Funds Insurance Series	271

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks – The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

272	American Funds Insurance Series

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may

American Funds Insurance Series	273

expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Currency – The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks.

Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds – The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

274	American Funds Insurance Series

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk – As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk – Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

American Funds Insurance Series	275

Investing in options and futures contracts – In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging – There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions – Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending – Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

276	American Funds Insurance Series

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral type

Funds	Values of securities loan	Cash	U.S. government securities		Value of investment securities purchased
Global Growth Fund	$21,446	$20,305	$1,985		$18,274
Global Small Capitalization Fund	77,648	79,709	66		71,738
Growth Fund	7,302	7,559	–		6,803
International Fund	83,899	15,528	72,363		13,975
New World Fund	18,411	15,578	3,469		14,020
Blue Chip Income and Growth Fund	3,447	3,589	–		3,230
Global Growth and Income Fund	6,890	7,156	–	*	6,440
Growth-Income Fund	188,806	193,847	–		174,463
International Growth and Income Fund	6,820	7,095	14		6,385
Capital Income Builder	5,528	1,316	4,462		1,185
Asset Allocation Fund	13,741	14,048	–		12,643

*Amount	less than one thousand.

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments – Asset Allocation Fund and High-Income Bond Fund have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2020, the maximum exposure from these unfunded commitments for Asset Allocation Fund and High-Income Bond Fund was $3,543,000 and $1,481,000, respectively, which would represent 0.01% and 0.17%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Asset Allocation Fund and High-Income Bond Fund was $740,000 and $323,000, respectively, which is disclosed as a receivable for unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

American Funds Insurance Series	277

Options contracts – The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps – Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

278	American Funds Insurance Series

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

American Funds Insurance Series	279

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts		Interest rate swaps	Credit default swaps
International Fund	Not applicable	Not applicable	$ 41,887		Not applicable	Not applicable
New World Fund	Not applicable	$ 1,829	5,742		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	6,973	*	Not applicable	Not applicable
International Growth and Income Fund	Not applicable	Not applicable	3,200	*	Not applicable	Not applicable
Capital Income Builder	Not applicable	71,475	965		$ 112,369	$ 3,389
Asset Allocation Fund	Not applicable	1,175,025	Not applicable		227,086	46,073
Global Balanced Fund	Not applicable	4,858	30,295		7,507	3,800
Bond Fund	Not applicable	3,685,113	491,051		823,870	173,850	*
Capital World Bond Fund	Not applicable	139,493	657,769		121,529	80,050
High-Income Bond Fund	Not applicable	10,600	Not applicable		Not applicable	31,310
Mortgage Fund	Not applicable	88,917	Not applicable		268,075	Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	1,922,908	Not applicable		3,696,916	Not applicable
Managed Risk Growth Fund	Not applicable	178,037	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	Not applicable	716,661	Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	119,174	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	$36,373	741,450	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	735,724	Not applicable		Not applicable	Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2020 (dollars in thousands):

International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$309	Unrealized depreciation on open forward currency contracts	$395

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$182	Net unrealized appreciation on forward currency contracts	$45

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$3	Unrealized depreciation[1]	$13

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	54
			$3		$67

See end of tables for footnotes.

280	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 140	Net unrealized depreciation on futures contracts	$(10)

Forward currency	Currency	Net realized loss on forward currency contracts	(245)	Net unrealized depreciation on forward currency contracts	(54)
			$(105)		$(64)

Global Growth and Income Fund

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(521)	Net unrealized appreciation on forward currency contracts	$137

International Growth and Income Fund

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$18	Net unrealized appreciation on forward currency contracts	$12

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 39	Unrealized depreciation[1]	$ 89

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	34	Unrealized depreciation on open forward currency contracts	56

Swap	Interest	Unrealized appreciation[1]	569	Unrealized depreciation[1]	–

Swap	Credit	Unrealized appreciation[1]	152	Unrealized depreciation[1]	–
			$794		$145

		Net realized gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$3,606	Net unrealized appreciation on futures contracts	$281

Forward currency	Currency	Net realized gain on forward currency contracts	38	Net unrealized depreciation on forward currency contracts	(22)

Swap	Interest	Net realized gain on swap contracts	2,280	Net unrealized depreciation on swap contracts	(260)

Swap	Credit	Net realized gain on swap contracts	406	Net unrealized appreciation on swap contracts	152
			$6,330		$151

See end of tables for footnotes.

American Funds Insurance Series	281

Asset Allocation Fund

		Assets			Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value		Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$1,610		Unrealized depreciation[1]	$2,382

Swap	Interest	Unrealized appreciation[1]	796		Unrealized depreciation[1]	–

Swap	Credit	Unrealized appreciation[1]	–	[2]	Unrealized depreciation[1]	–
			$2,406			$2,382

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$36,747	Net unrealized appreciation on futures contracts	$2,190

Swap	Interest	Net realized loss on swap contracts	(13,556)	Net unrealized appreciation on swap contracts	4,608

Swap	Credit	Net realized gain on swap contracts	2,725	Net unrealized appreciation on swap contracts	–	[2]
			$25,916		$6,798

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 3	Unrealized depreciation[1]	$ –

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	257	Unrealized depreciation on open forward currency contracts	259

Swap	Interest	Unrealized appreciation[1]	21	Unrealized depreciation[1]	–

Swap	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	–	[2]
			$281		$259

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 442	Net unrealized appreciation on futures contracts	$ 19

Forward currency	Currency	Net realized gain on forward currency contracts	801	Net unrealized appreciation on forward currency contracts	97

Swap	Interest	Net realized loss on swap contracts	(126)	Net unrealized appreciation on swap contracts	23

Swap	Credit	Net realized gain on swap contracts	3	Net unrealized depreciation on swap contracts	–	[2]
			$1,120		$139

See end of tables for footnotes.

282	American Funds Insurance Series

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$7,631	Unrealized depreciation[1]	$824

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	46	Unrealized depreciation on open forward currency contracts	2,653

Swap	Interest	Unrealized appreciation[1]	3,456	Unrealized depreciation[1]	28,517

			$11,133		$31,994

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$89,071	Net unrealized appreciation on futures contracts	$10,886

Forward currency	Currency	Net realized loss on forward currency contracts	(15,906)	Net unrealized depreciation on forward currency contracts	(1,417)

Swap	Interest	Net realized loss on swap contracts	(22,499)	Net unrealized depreciation on swap contracts	(18,955)

Swap	Credit	Net realized gain on swap contracts	22,543	Net unrealized appreciation on swap contracts	–

			$73,209		$(9,486)

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$308	Unrealized depreciation[1]	$155

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4,155	Unrealized depreciation on open forward currency contracts	3,799

Swap	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	64

Swap	Credit	Unrealized appreciation[1]	31	Unrealized depreciation[1]	698

			$4,494		$4,716

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(180)	Net unrealized appreciation on futures contracts	$958

Forward currency	Currency	Net realized gain on forward currency contracts	16,206	Net unrealized appreciation on forward currency contracts	2,566

Swap	Interest	Net realized loss on swap contracts	(2,548)	Net unrealized appreciation on swap contracts	475

Swap	Credit	Net realized loss on swap contracts	(357)	Net unrealized depreciation on swap contracts	(1,398)

			$13,121		$2,601

See end of tables for footnotes.

American Funds Insurance Series	283

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 8	Unrealized depreciation[1]	$ 27

Swap	Credit	Unrealized appreciation[1]	7	Unrealized depreciation[1]	728
			$15		$755

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(166)	Net unrealized depreciation on futures contracts	$(178)

Swap	Interest	Net realized gain on swap contracts	1	Net unrealized appreciation on swap contracts	–

Swap	Credit	Net realized gain on swap contracts	3,841	Net unrealized appreciation on swap contracts	857

			$3,676		$679

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$54	Unrealized depreciation[1]	$21

Swap	Interest	Unrealized appreciation[1]	1,218	Unrealized depreciation[1]	4

			$1,272		$25

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$8,696	Net unrealized appreciation on futures contracts	$779

Swap	Interest	Net realized loss on swap contracts	(8,505)	Net unrealized appreciation on swap contracts	4,046

			$191		$4,825

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$1,235	Unrealized depreciation[1]	$1,275

Swap	Interest	Unrealized appreciation[1]	34,726	Unrealized depreciation[1]	7,246

			$35,961		$8,521

See end of tables for footnotes.

284	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$89,336	Net unrealized appreciation on futures contracts	$7,908

Swap	Interest	Net realized loss on swap contracts	(46,704)	Net unrealized appreciation on swap contracts	47,782

			$42,632		$55,690

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$69	Unrealized depreciation[1]	$–

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(323)	Net unrealized appreciation on futures contracts	$ –

Futures	Equity	Net realized loss on futures contracts	(40,633)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized gain on futures contracts	5,618	Net unrealized appreciation on futures contracts	130

			$(35,338)		$130

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$21	Unrealized depreciation[1]	$–

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(689)	Net unrealized appreciation on futures contracts	$–

Futures	Equity	Net realized loss on futures contracts	(14,445)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized gain on futures contracts	1,083	Net unrealized appreciation on futures contracts	51

			$(14,051)		$51

See end of tables for footnotes.

American Funds Insurance Series	285

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$38	Unrealized depreciation[1]	$–

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$ (112)	Net unrealized appreciation on futures contracts	$–

Futures	Equity	Net realized loss on futures contracts	(36,178)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized gain on futures contracts	3,606	Net unrealized appreciation on futures contracts	90
			$(32,684)		$90

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$12,028	Investment securities from unaffiliated issuers	$–

Futures	Equity	Unrealized appreciation[1]	2,637	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	341	Unrealized depreciation[1]	–
			$15,006		$–

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on options purchased contracts[4]	$(22,888)	Net unrealized appreciation on options purchased contracts[5]	$–

Futures	Currency	Net realized loss on futures contracts	(563)	Net unrealized appreciation on futures contracts	–

Futures	Equity	Net realized loss on futures contracts	(44,738)	Net unrealized appreciation on futures contracts	1,592

Futures	Interest	Net realized gain on futures contracts	24,706	Net unrealized appreciation on futures contracts	716
			$(43,483)		$2,308

See end of tables for footnotes.

286	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$358	Unrealized depreciation[1]	$–

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$ (82)	Net unrealized appreciation on futures contracts	$ –

Futures	Equity	Net realized loss on futures contracts	(141,847)	Net unrealized appreciation on futures contracts	–

Futures	Interest	Net realized gain on futures contracts	22,678	Net unrealized appreciation on futures contracts	883
			$(119,251)		$883

1Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

2Amount less than one thousand.

3Includes options purchased as reported in the fund’s investment portfolio.

4Options purchased are included in net realized gain (loss) on investments in unaffiliated issuers.

5Options purchased are included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers.

Collateral – Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2020, if close-out netting was exercised (dollars in thousands):

American Funds Insurance Series	287

International Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount
Assets:
Citibank	$309	$(309)	$–		$–		$ –
Liabilities:
Citibank	$395	$(309)	$–		$–		$86

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount
Liabilities:
Bank of New York Mellon	$54	$–	$–		$–		$54

Capital Income Builder
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount
Assets:
Bank of New York Mellon	$29	$(4)	$–		$–		$25
Goldman Sachs	4	–	–		–		4
HSBC Bank	1	–	–		–		1

Total	$34	$(4)	$–		$–		$30

Liabilities:
Bank of New York Mellon	$ 4	$(4)	$–		$–		$ –
Standard Chartered Bank	52	–	–		–		52

Total	$56	$(4)	$–		$–		$52

See end of tables for footnote.

288	American Funds Insurance Series

Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Bank of New York Mellon	$ 14	$ –	$–		$–		$14
Barclays Bank PLC	21	(1)	–		–		20
Citibank	61	(61)	–		–		–
Goldman Sachs	44	(14)	–		–		30
HSBC Bank	38	(19)	–		–		19
JPMorgan Chase	12	(11)	–		–		1
Morgan Stanley	54	(48)	–		–		6
Standard Chartered Bank	11	(11)	–		–		–
UBS AG	2	–	–		–		2

Total	$257	$(165)	$–		$–		$92

Liabilities:
Bank of America	$ 21	$ –	$–		$–		$21
Barclays Bank PLC	1	(1)	–		–		–
Citibank	115	(61)	–		–		54
Goldman Sachs	14	(14)	–		–		–
HSBC Bank	19	(19)	–		–		–
JPMorgan Chase	11	(11)	–		–		–
Morgan Stanley	48	(48)	–		–		–
Standard Chartered Bank	30	(11)	–		–		19

Total	$259	$(165)	$–		$–		$94

Bond Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Morgan Stanley	$ 46	$–	$ –		$(46)		$ –
Liabilities:
Bank of New York Mellon	$ 877	$–	$ (877)		$ –		$ –
HSBC Bank	1,714	–	(1,714)		–		–
UBS AG	62	–	–		–		62

Total	$2,653	$–	$(2,591)		$ –		$62

See end of tables for footnote.

American Funds Insurance Series	289

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Bank of America	$ 439	$ (439)	$ –		$ –		$ –
Bank of New York Mellon	109	(2)	–		–		107
Citibank	281	(281)	–		–		–
Goldman Sachs	1,536	(359)	–		(1,110)		67
HSBC Bank	319	(97)	(108)		–		114
JPMorgan Chase	924	–	(924)		–		–
Standard Chartered Bank	202	(8)	(194)		–		–
UBS AG	345	(345)	–		–		–

Total	$4,155	$(1,531)	$(1,226)		$(1,110)		$288

Liabilities:
Bank of America	$ 551	$ (439)	$ (63)		$ –		$ 49
Bank of New York Mellon	2	(2)	–		–		–
Citibank	1,691	(281)	(1,312)		–		98
Goldman Sachs	359	(359)	–		–		–
HSBC Bank	97	(97)	–		–		–
Morgan Stanley	560	–	(466)		–		94
Standard Chartered Bank	8	(8)	–		–		–
UBS AG	531	(345)	–		–		186

Total	$3,799	$(1,531)	$(1,841)		$ –		$427

*Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2020, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

290	American Funds Insurance Series

Additional tax basis disclosures for each fund as of December 31, 2020, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

Undistributed ordinary income	$23,610	$–	$276,979	$4,878	$10,741	$38,218
Undistributed long-term capital gains	445,512	123,145	5,068,501	–	143,589	–
Capital loss carryforward*	–	–	–	(136,440)	–	(63,496)
Capital loss carryforward utilized	–	–	–	13,382	–	–

Gross unrealized appreciation on investments	4,449,917	2,433,892	21,167,676	4,059,818	1,659,058	3,361,319
Gross unrealized depreciation on investments	(135,394)	(86,045)	(234,902)	(340,845)	(33,325)	(539,186)
Net unrealized appreciation (depreciation) on investments	4,314,523	2,347,847	20,932,774	3,718,973	1,625,733	2,822,133

Cost of investments	3,966,775	3,047,816	17,944,956	6,940,513	2,596,976	6,754,573

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	(13,829)	6	–	(1)	–

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Undistributed ordinary income	$4,517	$161,308	$5,778	$3,530	$248,732	$646
Undistributed long-term capital gains	51,479	403,490	–	–	899,471	1,975
Capital loss carryforward*	–	–	(76,870)	(62,945)	–	–

Gross unrealized appreciation on investments	784,941	15,269,066	428,729	168,138	8,710,090	103,417
Gross unrealized depreciation on investments	(35,268)	(859,941)	(46,994)	(16,334)	(257,151)	(3,408)
Net unrealized appreciation (depreciation) on investments	749,673	14,409,125	381,735	151,804	8,452,939	100,009

Cost of investments	1,420,661	24,205,230	1,075,943	952,928	22,421,338	353,494

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	(822)	(1)	1	18	2

See end of tables for footnote.

American Funds Insurance Series	291

	Bond Fund	Capital World Bond Fund	High- Income Bond Fund	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund

Undistributed ordinary income	$293,413	$42,838	$6,554	$7,215	$–	$133,505
Undistributed long-term capital gains	218,389	21,745	–	4,438	–	51,890
Capital loss carryforward*	–	–	(247,718)	–	(1)	–

Gross unrealized appreciation on investments	648,591	188,721	54,124	6,536	8	88,168
Gross unrealized depreciation on investments	(47,722)	(20,385)	(55,153)	(625)	(2)	(16,204)
Net unrealized appreciation (depreciation) on investments	600,869	168,336	(1,029)	5,911	6	71,964

Cost of investments	13,100,327	2,172,394	857,316	387,737	372,351	2,449,196

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	–	7,377	–	(172)	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Undistributed ordinary income	$ 1,371	$ 929	$ 4,349	$ 25,029	$ 31,041
Undistributed long-term capital gains	24,118	–	–	33,730	–
Capital loss carryforward*	–	(11,769)	(22,483)	–	(31,551)

Gross unrealized appreciation on investments	156,525	33,827	62,066	380,437	403,906
Gross unrealized depreciation on investments	(4,202)	(8,961)	(45,409)	(58,764)	(17,089)
Net unrealized appreciation (depreciation) on investments	152,323	24,866	16,657	321,673	386,817

Cost of investments	412,543	144,392	339,936	2,110,156	2,394,223

*

Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. The funds will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,383	$ 73,033	$ 89,416	$31,022	$121,251	$152,273
Class 1A	29	205	234	82	367	449
Class 2	13,463	109,286	122,749	40,119	204,481	244,600
Class 4	653	11,537	12,190	3,204	17,408	20,612

Total	$30,528	$194,061	$224,589	$74,427	$343,507	$417,934

See end of tables for footnote.

292	American Funds Insurance Series

Global Small Capitalization Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 5,414	$120,074	$125,488	$28,009	$ 97,912	$125,921
Class 1A	2	42	44	6	23	29
Class 2	5,373	140,495	145,868	28,406	119,280	147,686
Class 4	408	12,682	13,090	1,932	9,184	11,116

Total	$11,197	$273,293	$284,490	$58,353	$226,399	$284,752

Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 68,600	$285,315	$353,915	$150,838	$ 964,757	$1,115,595
Class 1A	141	547	688	193	1,290	1,483
Class 2	53,722	404,657	458,379	192,058	1,500,212	1,692,270
Class 3	860	5,433	6,293	2,713	20,442	23,155
Class 4	3,629	42,241	45,870	14,770	130,929	145,699

Total	$126,952	$738,193	$865,145	$360,572	$2,617,630	$2,978,202

International Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$44,223	$–	$44,223	$ 85,943	$130,060	$216,003
Class 1A	56	–	56	95	141	236
Class 2	25,688	–	25,688	59,246	104,778	164,024
Class 3	157	–	157	354	637	991
Class 4	1,591	–	1,591	4,496	8,870	13,366

Total	$71,715	$–	$71,715	$150,134	$244,486	$394,620

New World Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,847	$ 8,752	$25,599	$23,315	$ 71,500	$ 94,815
Class 1A	48	26	74	39	132	171
Class 2	6,570	4,233	10,803	8,693	34,958	43,651
Class 4	4,454	3,019	7,473	4,452	21,103	25,555

Total	$27,919	$16,030	$43,949	$36,499	$127,693	$164,192

See end of tables for footnote.

American Funds Insurance Series	293

Blue Chip Income and Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$100,756	$ 61,517	$162,273	$118,657	$410,713	$529,370
Class 1A	350	134	484	163	435	598
Class 2	48,936	34,662	83,598	60,118	238,793	298,911
Class 4	10,866	7,992	18,858	10,646	38,700	49,346

Total	$160,908	$104,305	$265,213	$189,584	$688,641	$878,225

Global Growth and Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 8,987	$15,679	$24,666	$12,475	$ 27,971	$ 40,446
Class 1A	28	53	81	33	66	99
Class 2	15,537	32,112	47,649	24,591	66,794	91,385
Class 4	1,576	3,612	5,188	2,298	5,970	8,268

Total	$26,128	$51,456	$77,584	$39,397	$100,801	$140,198

Growth-Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$381,174	$482,142	$ 863,316	$455,391	$1,825,184	$2,280,575
Class 1A	211	265	476	206	825	1,031
Class 2	207,651	305,445	513,096	272,097	1,260,360	1,532,457
Class 3	2,378	3,413	5,791	3,204	14,500	17,704
Class 4	17,727	29,072	46,799	21,474	103,934	125,408

Total	$609,141	$820,337	$1,429,478	$752,372	$3,204,803	$3,957,175

International Growth and Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$17,264	$–	$17,264	$41,626	$–	$41,626
Class 1A	38	–	38	84	–	84
Class 2	2,910	–	2,910	8,726	–	8,726
Class 4	1,255	–	1,255	3,112	–	3,112

Total	$21,467	$–	$21,467	$53,548	$–	$53,548

See end of tables for footnote.

294	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$17,286	$–	$17,286	$13,476	$–	$13,476
Class 1A	161	–	161	126	–	126
Class 2	181	–	181	137	–	137
Class 4	11,369	–	11,369	10,875	–	10,875

Total	$28,997	$–	$28,997	$24,614	$–	$24,614

Asset Allocation Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$333,238	$ 79,610	$412,848	$356,589	$ 816,841	$1,173,430
Class 1A	213	51	264	189	416	605
Class 2	80,906	22,747	103,653	94,178	253,101	347,279
Class 3	520	141	661	608	1,581	2,189
Class 4	67,789	21,221	89,010	71,682	206,152	277,834

Total	$482,666	$123,770	$606,436	$523,246	$1,278,091	$1,801,337

Global Balanced Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,746	$ 5,085	$ 6,831	$1,912	$ 3,479	$ 5,391
Class 1A	29	99	128	28	61	89
Class 2	2,128	7,631	9,759	2,521	5,487	8,008
Class 4	844	3,811	4,655	954	2,492	3,446

Total	$4,747	$16,626	$21,373	$5,415	$11,519	$16,934

Bond Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$185,412	$25,238	$210,650	$177,855	$–	$177,855
Class 1A	224	31	255	165	–	165
Class 2	96,166	14,478	110,644	90,796	–	90,796
Class 4	15,659	2,303	17,962	11,384	–	11,384

Total	$297,461	$42,050	$339,511	$280,200	$–	$280,200

See end of tables for footnote.

American Funds Insurance Series	295

Capital World Bond Fund

	Year ended December 31, 2020					Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$30,575		$4,335	$34,910		$19,173		$–	$19,173
Class 1A	16		3	19		7		–	7
Class 2	24,602		3,871	28,473		15,927		–	15,927
Class 4	1,252		206	1,458		649		–	649

Total	$56,445		$8,415	$64,860		$35,756		$–	$35,756

High-Income Bond Fund

	Year ended December 31, 2020					Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$10,071		$–	$10,071		$33,304		$–	$33,304
Class 1A	78		–	78		45		–	45
Class 2	54,086		–	54,086		41,753		–	41,753
Class 3	799		–	799		611		–	611
Class 4	4,806		–	4,806		3,353		–	3,353

Total	$69,840		$–	$69,840		$79,066		$–	$79,066

American Funds Mortgage Fund

	Year ended December 31, 2020					Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$3,288		$263	$3,551		$5,573		$–	$5,573
Class 1A	13		1	14		12		–	12
Class 2	722		75	797		1,355		–	1,355
Class 4	406		52	458		585		–	585

Total	$4,429		$391	$4,820		$7,525		$–	$7,525

Ultra-Short Bond Fund

	Year ended December 31, 2020					Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$104		$–	$104		$ 604		$–	$ 604
Class 1A	–	*	–	–	*	–	*	–	–	*
Class 2	558		–	558		4,088		–	4,088
Class 3	8		–	8		59		–	59
Class 4	67		–	67		342		–	342

Total	$737		$–	$737		$5,093		$–	$5,093

See end of tables for footnote.

296	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$12,901	$ 3,231	$16,132	$31,700	$–	$31,700
Class 1A	107	29	136	50	–	50
Class 2	40,852	11,067	51,919	26,790	–	26,790
Class 3	318	89	407	180	–	180
Class 4	7,195	1,992	9,187	2,241	–	2,241

Total	$61,373	$16,408	$77,781	$60,961	$–	$60,961

Managed Risk Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 64	$ 374	$ 438	$ 61	$ 256	$ 317
Class P2	3,441	21,395	24,836	3,581	26,324	29,905

Total	$3,505	$21,769	$25,274	$3,642	$26,580	$30,222

Managed Risk International Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 21	$ 10	$ 31	$ 11	$ 16	$ 27
Class P2	1,913	1,303	3,216	2,974	4,795	7,769

Total	$1,934	$1,313	$3,247	$2,985	$4,811	$7,796

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 29	$ 37	$ 66	$ 13	$ 40	$ 53
Class P2	6,006	10,828	16,834	5,566	17,796	23,362

Total	$6,035	$10,865	$16,900	$5,579	$17,836	$23,415

Managed Risk Growth-Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$37,519	$103,175	$140,694	$14,564	$14,505	$29,069
Class P2	4,874	15,199	20,073	1,352	2,019	3,371

Total	$42,393	$118,374	$160,767	$15,916	$16,524	$32,440

See end of tables for footnote.

American Funds Insurance Series	297

Managed Risk Asset Allocation Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 58	$ 146	$ 204	$ 5	$ 65	$ 70
Class P2	40,641	105,833	146,474	62,691	115,050	177,741

Total	$40,699	$105,979	$146,678	$62,696	$115,115	$177,811

*Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2020, CRMC voluntarily waived to proposed rates for Global Growth in advance of the next investment advisory and service agreement that will become effective May 1, 2021. In addition, CRMC waived a portion of its investment advisory services fees at the rate of 0.05% of the daily net assets of each of the managed risk funds. The waiver for each of the managed risk funds will be in effect through at least May 1, 2021, and may only be modified or terminated with the approval of the series’ board.

Effective May 1, 2020, CRMC began to waive a portion of its investment advisory fees at the rates of 0.18%, 0.26%, 0.10% and 0.18% of the daily net assets of New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, respectively. These waivers will be in effect through at least May 1, 2021, and may only be modified or terminated with the approval of the series’ board.

Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. CRMC does not intend to recoup these waivers. For the year ended December 31, 2020, total investment advisory services fees waived by CRMC were $10,896,000.

298	American Funds Insurance Series

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2020, before waiver	For the year ended December 31, 2020, after waiver
Fund	Beginning with	Ending with	Up to	In excess of

Global Growth Fund	.690%	.460%	$ .6	$ 5.0	.511%	.511%
Global Small Capitalization Fund	.800	.635	.6	5.0	.694	.694
Growth Fund	.500	.280	.6	34.0	.316	.316
International Fund	.690	.430	.5	21.0	.494	.494
New World Fund	.850	.580	.5	4.0	.698	.574
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.597	.597
Growth-Income Fund	.500	.219	.6	34.0	.255	.255
International Growth and Income Fund	.690	.500	.5	1.5	.613	.613
Capital Income Builder	.500	.410	.6	1.0	.480	.303
Asset Allocation Fund	.500	.240	.6	21.0	.265	.265
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.362	.362
Capital World Bond Fund	.570	.450	1.0	3.0	.533	.465
High-Income Bond Fund	.500	.420	.6	2.0	.484	.484
American Funds Mortgage Fund	.420	.290	.6	3.0	.420	.299
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.349	.349
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses –Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

American Funds Insurance Series	299

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 791
Class 1A	$ –	$ 19	2
Class 2	9,578	Not applicable	1,150
Class 4	1,044	1,044	125

Total class-specific expenses	$10,622	$1,063	$2,068

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3,640
Class 1A	$ –	$ 74	9
Class 2	42,263	Not applicable	5,071
Class 3	414	Not applicable	69
Class 4	4,410	4,410	529

Total class-specific expenses	$47,087	$4,484	$9,318

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 588
Class 1A	$ –	$ 20	2
Class 2	2,298	Not applicable	276
Class 4	1,633	1,633	196

Total class-specific expenses	$3,931	$1,653	$1,062

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 594
Class 1A	$ –	$ 2	–	*
Class 2	5,567	Not applicable	668
Class 4	517	516	62

Total class-specific expenses	$6,084	$518	$1,324

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,462
Class 1A	$ –	$ 19	2
Class 2	9,793	Not applicable	1,175
Class 3	39	Not applicable	7
Class 4	886	886	106

Total class-specific expenses	$10,718	$905	$2,752

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,537
Class 1A	$ –	$ 34	4
Class 2	7,027	Not applicable	843
Class 4	1,627	1,626	195

Total class-specific expenses	$8,654	$1,660	$2,579

See end of tables for footnote.

300	American Funds Insurance Series

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$180
Class 1A	$ –	$ 5	–	*
Class 2	3,032	Not applicable	364
Class 4	343	343	41

Total class-specific expenses	$3,375	$348	$585

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$310
Class 1A	$ –	$ 6	1
Class 2	494	Not applicable	59
Class 4	233	233	28

Total class-specific expenses	$727	$239	$398

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$5,209
Class 1A	$ –	$ 29	4
Class 2	12,220	Not applicable	1,466
Class 3	56	Not applicable	9
Class 4	11,373	11,373	1,365

Total class-specific expenses	$23,649	$11,402	$8,053

Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,950
Class 1A	$ –	$ 20	2
Class 2	9,104	Not applicable	1,093
Class 4	1,484	1,484	178

Total class-specific expenses	$10,588	$1,504	$3,223

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 6,099
Class 1A	$ –	$ 29	4
Class 2	31,824	Not applicable	3,819
Class 3	260	Not applicable	43
Class 4	3,025	3,025	363

Total class-specific expenses	$35,109	$3,054	$10,328

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$163
Class 1A	$ –	$ 14	1
Class 2	15	Not applicable	2
Class 4	1,069	1,069	128

Total class-specific expenses	$1,084	$1,083	$294

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 39
Class 1A	$ –	$ 5	1
Class 2	487	Not applicable	58
Class 4	234	234	28

Total class-specific expenses	$721	$239	$126

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$329
Class 1A	$ –	$ 1	–	*
Class 2	2,480	Not applicable	298
Class 4	129	130	15

Total class-specific expenses	$2,609	$131	$642

See end of tables for footnote.

American Funds Insurance Series	301

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 73
Class 1A	$ –	$ 2		–	*
Class 2	1,571	Not applicable		188
Class 3	17	Not applicable		3
Class 4	138	138		17

Total class-specific expenses	$1,726	$140		$281

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 12
Class 1A	$ –	$ –	*	–	*
Class 2	662	Not applicable		80
Class 3	7 Not applicable			1
Class 4	85	85		10

Total class-specific expenses	$754	$85		$103

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$61
Class 1A	$ –	$ 2	–	*
Class 2	142	Not applicable	17
Class 4	88	88	11

Total class-specific expenses	$230	$90	$89

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$223
Class 1A	$ –	$ 9	1
Class 2	3,460	Not applicable	415
Class 3	18	Not applicable	3
Class 4	578	578	70

Total class-specific expenses	$4,056	$587	$712

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 21
Class P2	$1,177	1,177

Total class-specific expenses	$1,177	$1,198

Managed Risk Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 3
Class P2	$861	861

Total class-specific expenses	$861	$864

Managed Risk Asset Allocation Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 9
Class P2	$6,703	6,703

Total class-specific expenses	$6,703	$6,712

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 3
Class P2	$389	389

Total class-specific expenses	$389	$392

Managed Risk Growth-Income Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,911
Class P2	$718	719

Total class-specific expenses	$718	$5,630

*Amount less than one thousand.

302	American Funds Insurance Series

Miscellaneous fee reimbursements – CRMC has agreed to reimburse a portion of miscellaneous fees and expenses for Managed Risk International Fund. Miscellaneous expenses exclude investment advisory services fees and distribution services fees. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2020, total fees and expenses reimbursed by CRMC were $41,000. CRMC does not intend to recoup this reimbursement. Fees and expenses in the fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$ 22	$14		$ 36
Global Small Capitalization Fund	14	9		23
Growth Fund	96	66		162
International Fund	30	17		47
New World Fund	11	7		18
Blue Chip Income and Growth Fund	27	17		44
Global Growth and Income Fund	6	4		10
Growth-Income Fund	111	66		177
International Growth and Income Fund	4	3		7
Capital Income Builder	3	2		5
Asset Allocation Fund	86	49		135
Global Balanced Fund	1	1		2
Bond Fund	34	17		51
Capital World Bond Fund	7	4		11
High-Income Bond Fund	3	1		4
American Funds Mortgage Fund	1	–	*	1
Ultra-Short Bond Fund	1	1		2
U.S. Government/AAA-Rated Securities Fund	8	1		9
Managed Risk Growth Fund	2	1		3
Managed Risk International Fund	1	–	*	1
Managed Risk Blue Chip Income and Growth Fund	1	1		2
Managed Risk Growth-Income Fund	7	4		11
Managed Risk Asset Allocation Fund	8	5		13

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF – Some of the funds hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Funds Insurance Series	303

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2020 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$139,989	$ 85,866	$ 21,004
Global Small Capitalization Fund	56,497	146,865	24,912
Growth Fund	569,889	816,449	267,011
International Fund	118,996	128,534	14,532
New World Fund	53,097	61,321	2,932
Blue Chip Income and Growth Fund	150,238	75,751	590
Global Growth and Income Fund	24,156	52,461	(6,576)
Growth-Income Fund	471,004	714,281	60,282
International Growth and Income Fund	16,646	26,076	874
Capital Income Builder	82,136	47,478	(9,672)
Asset Allocation Fund	262,721	379,296	62,547
Bond Fund	88,459	33,704	2,473
Capital World Bond Fund	11,945	12,762	(51)
High-Income Bond Fund	6,251	371,551	(18,424)
U.S. Government/AAA-Rated Securities Fund	–	444,556	22,675
8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2020.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$402,110	11,550	$ 89,416	2,661	$ (365,952)	(11,056)	$ 125,574	3,155
Class 1A	4,330	121	234	7	(2,564)	(87)	2,000	41
Class 2	46,502	1,410	122,749	3,738	(613,644)	(18,242)	(444,393)	(13,094)
Class 4	96,748	2,812	12,190	377	(63,324)	(1,924)	45,614	1,265

Total net increase (decrease)	$549,690	15,893	$224,589	6,783	$(1,045,484)	(31,309)	$(271,205)	(8,633)

Year ended December 31, 2019
Class 1	$230,089	7,777	$152,273	5,192	$ (333,318)	(11,180)	$ 49,044	1,789
Class 1A	1,744	62	449	15	(572)	(19)	1,621	58
Class 2	44,842	1,552	244,600	8,453	(555,704)	(18,803)	(266,262)	(8,798)
Class 4	70,615	2,415	20,612	716	(29,399)	(1,009)	61,828	2,122

Total net increase (decrease)	$347,290	11,806	$417,934	14,376	$ (918,993)	(31,011)	$(153,769)	(4,829)

See end of tables for footnotes.

304	American Funds Insurance Series

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$223,000	10,191	$125,091	5,146	$(466,963)	(18,580)	$(118,872)	(3,243)
Class 1A	627	24	43	2	(268)	(10)	402	16
Class 2	60,922	2,877	145,869	6,194	(409,129)	(15,839)	(202,338)	(6,768)
Class 4	35,430	1,424	13,089	554	(34,957)	(1,396)	13,562	582

Total net increase (decrease)	$319,979	14,516	$284,092	11,896	$(911,317)	(35,825)	$(307,246)	(9,413)

Year ended December 31, 2019
Class 1	$337,817	13,612	$125,498	5,216	$(226,381)	(9,119)	$ 236,934	9,709
Class 1A	196	8	28	2	(96)	(4)	128	6
Class 2	21,553	917	147,687	6,340	(327,909)	(13,596)	(158,669)	(6,339)
Class 4	35,449	1,468	11,115	475	(22,005)	(911)	24,559	1,032

Total net increase (decrease)	$395,015	16,005	$284,328	12,033	$(576,391)	(23,630)	$ 102,952	4,408

Growth Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$2,322,779	26,334	$ 353,232	3,917	$(2,999,100)	(33,591)	$ (323,089)	(3,340)
Class 1A	33,301	338	688	8	(5,835)	(64)	28,154	282
Class 2	437,349	4,937	458,379	5,218	(3,162,923)	(34,505)	(2,267,195)	(24,350)
Class 3	1,333	17	6,293	70	(37,446)	(395)	(29,820)	(308)
Class 4	325,002	3,612	45,870	534	(283,912)	(3,180)	86,960	966

Total net increase (decrease)	$3,119,764	35,238	$ 864,462	9,747	$(6,489,216)	(71,735)	$(2,504,990)	(26,750)

Year ended December 31, 2019
Class 1	$ 896,700	11,839	$1,112,851	15,532	$(1,155,174)	(15,026)	$ 854,377	12,345
Class 1A	6,106	81	1,482	21	(1,574)	(20)	6,014	82
Class 2	294,401	3,907	1,692,272	23,866	(2,108,133)	(27,828)	(121,460)	(55)
Class 3	1,763	23	23,154	321	(29,706)	(390)	(4,789)	(46)
Class 4	227,023	3,055	145,699	2,087	(131,942)	(1,767)	240,780	3,375

Total net increase (decrease)	$1,425,993	18,905	$2,975,458	41,827	$(3,426,529)	(45,031)	$ 974,922	15,701

See end of tables for footnotes.

American Funds Insurance Series	305

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$535,603	30,721	$ 44,223	2,049	$ (963,355)	(50,229)	$(383,529)	(17,459)
Class 1A	2,754	147	56	2	(1,389)	(70)	1,421	79
Class 2	271,356	15,425	25,688	1,204	(667,572)	(33,696)	(370,528)	(17,067)
Class 3	226	12	157	7	(3,148)	(157)	(2,765)	(138)
Class 4	52,233	2,881	1,591	76	(62,187)	(3,226)	(8,363)	(269)

Total net increase (decrease)	$862,172	49,186	$ 71,715	3,338	$(1,697,651)	(87,378)	$(763,764)	(34,854)

Year ended December 31, 2019
Class 1	$171,233	8,812	$215,640	10,988	$(699,395)	(35,642)	$(312,522)	(15,842)
Class 1A	2,060	106	236	12	(1,174)	(59)	1,122	59
Class 2	175,514	9,064	164,024	8,407	(591,706)	(30,261)	(252,168)	(12,790)
Class 3	238	13	991	50	(4,348)	(224)	(3,119)	(161)
Class 4	60,129	3,112	13,366	694	(43,609)	(2,263)	29,886	1,543

Total net increase (decrease)	$409,174	21,107	$394,257	20,151	$(1,340,232)	(68,449)	$(536,801)	(27,191)

New World Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$ 80,299	3,402	$ 25,570	1,027	$(337,036)	(13,731)	$(231,167)	(9,302)
Class 1A	12,129	461	73	3	(1,703)	(71)	10,499	393
Class 2	102,697	3,915	10,803	447	(184,643)	(7,218)	(71,143)	(2,856)
Class 4	89,140	3,662	7,473	310	(84,462)	(3,316)	12,151	656

Total net increase (decrease)	$284,265	11,440	$43,919	1,787	$(607,844)	(24,336)	$(279,660)	(11,109)

Year ended December 31, 2019
Class 1	$149,338	6,057	$94,601	3,981	$(207,841)	(8,743)	$ 36,098	1,295
Class 1A	1,685	70	171	7	(408)	(17)	1,448	60
Class 2	68,793	2,911	43,651	1,861	(165,106)	(6,991)	(52,662)	(2,219)
Class 4	83,946	3,576	25,555	1,096	(39,744)	(1,687)	69,757	2,985

Total net increase (decrease)	$303,762	12,614	$163,978	6,945	$(413,099)	(17,438)	$ 54,641	2,121

See end of tables for footnotes.

306	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$474,186	41,847	$161,061	11,902	$ (825,919)	(67,505)	$(190,672)	(13,756)
Class 1A	15,517	1,215	484	35	(2,556)	(194)	13,445	1,056
Class 2	75,893	6,771	83,599	6,287	(337,510)	(26,379)	(178,018)	(13,321)
Class 4	148,645	12,358	18,858	1,428	(54,754)	(4,444)	112,749	9,342

Total net increase (decrease)	$714,241	62,191	$264,002	19,652	$(1,220,739)	(98,522)	$(242,496)	(16,679)

Year ended December 31, 2019
Class 1	$213,624	16,737	$525,212	41,913	$ (484,978)	(37,271)	$ 253,858	21,379
Class 1A	5,177	403	598	47	(451)	(35)	5,324	415
Class 2	28,815	2,244	298,911	24,211	(366,595)	(28,328)	(38,869)	(1,873)
Class 4	198,327	15,485	49,345	4,013	(38,161)	(2,979)	209,511	16,519

Total net increase (decrease)	$445,943	34,869	$874,066	70,184	$ (890,185)	(68,613)	$ 429,824	36,440

Global Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$274,643	21,210	$ 23,674	1,607	$(306,092)	(22,650)	$ (7,775)	167
Class 1A	474	35	81	6	(266)	(18)	289	23
Class 2	48,178	3,670	47,647	3,258	(175,562)	(11,876)	(79,737)	(4,948)
Class 4	26,989	1,950	5,189	362	(19,540)	(1,418)	12,638	894

Total net increase (decrease)	$350,284	26,865	$ 76,591	5,233	$(501,460)	(35,962)	$ (74,585)	(3,864)

Year ended December 31, 2019
Class 1	$ 43,801	2,986	$ 38,762	2,639	$ (61,157)	(4,174)	$ 21,406	1,451
Class 1A	809	55	100	7	(205)	(14)	704	48
Class 2	15,277	1,057	91,385	6,251	(232,647)	(15,758)	(125,985)	(8,450)
Class 4	34,845	2,405	8,268	574	(16,175)	(1,116)	26,938	1,863

Total net increase (decrease)	$ 94,732	6,503	$138,515	9,471	$(310,184)	(21,062)	$ (76,937)	(5,088)

See end of tables for footnotes.

American Funds Insurance Series	307

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$1,892,111	42,172	$ 862,018	17,198	$(2,883,447)	(61,087)	$ (129,318)	(1,717)
Class 1A	4,637	94	476	9	(1,475)	(30)	3,638	73
Class 2	252,743	5,452	513,097	10,416	(1,497,209)	(30,770)	(731,369)	(14,902)
Class 3	2,002	41	5,790	116	(23,231)	(465)	(15,439)	(308)
Class 4	174,576	3,682	46,799	965	(148,613)	(3,153)	72,762	1,494

Total net increase (decrease)	$2,326,069	51,441	$1,428,180	28,704	$(4,553,975)	(95,505)	$ (799,726)	(15,360)

Year ended December 31, 2019
Class 1	$1,061,581	21,810	$2,276,758	48,690	$(1,229,398)	(25,018)	$2,108,941	45,482
Class 1A	3,121	63	1,031	22	(929)	(19)	3,223	66
Class 2	173,237	3,593	1,532,457	33,240	(1,626,668)	(33,632)	79,026	3,201
Class 3	2,080	42	17,705	379	(21,190)	(431)	(1,405)	(10)
Class 4	180,857	3,787	125,407	2,752	(103,759)	(2,175)	202,505	4,364

Total net increase (decrease)	$1,420,876	29,295	$3,953,358	85,083	$(2,981,944)	(61,275)	$2,392,290	53,103

International Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$ 78,373	5,478	$17,128	948	$(179,914)	(10,267)	$ (84,413)	(3,841)
Class 1A	977	66	38	2	(791)	(49)	224	19
Class 2	13,943	970	2,909	161	(63,267)	(3,635)	(46,415)	(2,504)
Class 4	17,701	1,130	1,255	70	(13,000)	(825)	5,956	375

Total net increase (decrease)	$110,994	7,644	$21,330	1,181	$(256,972)	(14,776)	$(124,648)	(5,951)

Year ended December 31, 2019
Class 1	$ 9,331	555	$41,626	2,406	$(130,370)	(7,620)	$ (79,413)	(4,659)
Class 1A	364	22	83	5	(75)	(4)	372	23
Class 2	14,448	831	8,726	507	(37,612)	(2,202)	(14,438)	(864)
Class 4	20,154	1,195	3,113	182	(7,857)	(466)	15,410	911

Total net increase (decrease)	$ 44,297	2,603	$53,548	3,100	$(175,914)	(10,292)	$ (78,069)	(4,589)

See end of tables for footnotes.

308	American Funds Insurance Series

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$237,195	24,206	$17,285	1,757	$(178,753)	(18,572)	$ 75,727	7,391
Class 1A	809	80	161	16	(340)	(34)	630	62
Class 2	2,017	200	181	18	(286)	(28)	1,912	190
Class 4	49,099	4,860	11,369	1,158	(58,009)	(5,855)	2,459	163

Total net increase (decrease)	$289,120	29,346	$28,996	2,949	$(237,388)	(24,489)	$ 80,728	7,806

Year ended December 31, 2019
Class 1	$160,592	15,806	$13,476	1,322	$ (12,510)	(1,240)	$161,558	15,888
Class 1A	2,709	268	126	12	(345)	(34)	2,490	246
Class 2	1,661	165	137	13	(567)	(56)	1,231	122
Class 4	66,462	6,575	10,875	1,070	(29,407)	(2,903)	47,930	4,742

Total net increase (decrease)	$231,424	22,814	$24,614	2,417	$ (42,829)	(4,233)	$213,209	20,998

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$1,817,230	79,909	$ 412,849	16,378	$(2,437,918)	(107,604)	$ (207,839)	(11,317)
Class 1A	4,177	174	264	10	(1,862)	(81)	2,579	103
Class 2	109,553	4,668	103,653	4,169	(595,244)	(25,445)	(382,038)	(16,608)
Class 3	914	38	661	26	(4,390)	(184)	(2,815)	(120)
Class 4	410,135	17,490	89,009	3,606	(327,826)	(14,043)	171,318	7,053

Total net increase (decrease)	$2,342,009	102,279	$ 606,436	24,189	$(3,367,240)	(147,357)	$ (418,795)	(20,889)

Year ended December 31, 2019
Class 1	$1,081,611	47,062	$1,173,430	52,076	$(1,121,605)	(48,857)	$1,133,436	50,281
Class 1A	2,765	122	605	27	(689)	(30)	2,681	119
Class 2	111,154	4,871	347,279	15,613	(575,603)	(25,266)	(117,170)	(4,782)
Class 3	991	43	2,189	97	(4,150)	(180)	(970)	(40)
Class 4	356,681	15,732	277,834	12,559	(218,378)	(9,706)	416,137	18,585

Total net increase (decrease)	$1,553,202	67,830	$1,801,337	80,372	$(1,920,425)	(84,039)	$1,434,114	64,163

See end of tables for footnotes.

American Funds Insurance Series	309

Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$29,379	2,319	$ 6,831	491	$(35,963)	(2,860)	$ 247	(50)
Class 1A	379	27	127	9	(183)	(13)	323	23
Class 2	10,289	792	9,760	704	(28,821)	(2,185)	(8,772)	(689)
Class 4	11,783	881	4,655	339	(10,044)	(767)	6,394	453

Total net increase (decrease)	$51,830	4,019	$21,373	1,543	$(75,011)	(5,825)	$ (1,808)	(263)

Year ended December 31, 2019
Class 1	$10,073	777	$ 5,390	408	$ (9,768)	(718)	$ 5,695	467
Class 1A	111	9	89	7	(237)	(19)	(37)	(3)
Class 2	7,858	607	8,009	608	(22,255)	(1,722)	(6,388)	(507)
Class 4	15,727	1,225	3,446	264	(6,014)	(470)	13,159	1,019

Total net increase (decrease)	$33,769	2,618	$16,934	1,287	$(38,274)	(2,929)	$12,429	976

Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$1,499,439	128,201	$208,932	17,767	$(1,735,112)	(150,736)	$ (26,741)	(4,768)
Class 1A	3,563	306	255	22	(1,431)	(124)	2,387	204
Class 2	397,055	34,256	110,645	9,541	(449,029)	(39,506)	58,671	4,291
Class 4	242,089	20,999	17,962	1,553	(81,119)	(7,132)	178,932	15,420

Total net increase (decrease)	$2,142,146	183,762	$337,794	28,883	$(2,266,691)	(197,498)	$ 213,249	15,147

Year ended December 31, 2019
Class 1	$ 562,508	51,468	$176,372	15,842	$ (614,303)	(56,025)	$ 124,577	11,285
Class 1A	3,719	336	165	15	(744)	(67)	3,140	284
Class 2	133,036	12,239	90,797	8,262	(413,489)	(38,133)	(189,656)	(17,632)
Class 4	149,767	13,753	11,384	1,037	(49,519)	(4,574)	111,632	10,216

Total net increase (decrease)	$ 849,030	77,796	$278,718	25,156	$(1,078,055)	(98,799)	$ 49,693	4,153

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$279,297	22,900	$34,711	2,801	$(244,497)	(20,428)	$ 69,511	5,273
Class 1A	323	26	18	1	(135)	(11)	206	16
Class 2	104,127	8,595	28,474	2,321	(140,860)	(11,802)	(8,259)	(886)
Class 4	21,389	1,754	1,457	120	(13,943)	(1,171)	8,903	703

Total net increase (decrease)	$405,136	33,275	$64,660	5,243	$(399,435)	(33,412)	$ 70,361	5,106

Year ended December 31, 2019
Class 1	$ 94,035	7,945	$19,056	1,588	$(113,011)	(9,529)	$ 80	4
Class 1A	84	7	7	1	(59)	(5)	32	3
Class 2	33,181	2,816	15,927	1,338	(140,715)	(11,911)	(91,607)	(7,757)
Class 4	13,230	1,132	649	55	(7,381)	(629)	6,498	558

Total net increase (decrease)	$140,530	11,900	$35,639	2,982	$(261,166)	(22,074)	$(84,997)	(7,192)

See end of tables for footnotes.

310	American Funds Insurance Series

High-Income Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$ 18,985	2,117	$ 9,529	992	$(390,999)	(43,725)	$(362,485)	(40,616)
Class 1A	408	43	78	8	(220)	(23)	266	28
Class 2	18,520	1,972	54,086	5,739	(68,277)	(7,320)	4,329	391
Class 3	733	76	799	83	(1,434)	(151)	98	8
Class 4	103,183	9,989	4,806	465	(102,765)	(9,921)	5,224	533

Total net increase (decrease)	$141,829	14,197	$69,298	7,287	$(563,695)	(61,140)	$(352,568)	(39,656)

Year ended December 31, 2019
Class 1	$ 9,412	933	$33,027	3,374	$ (48,250)	(4,826)	$ (5,811)	(519)
Class 1A	353	35	45	5	(350)	(35)	48	5
Class 2	10,165	1,039	41,753	4,340	(84,344)	(8,552)	(32,426)	(3,173)
Class 3	613	61	611	62	(1,328)	(132)	(104)	(9)
Class 4	64,302	6,070	3,353	321	(37,801)	(3,523)	29,854	2,868

Total net increase (decrease)	$ 84,845	8,138	$78,789	8,102	$(172,073)	(17,068)	$ (8,439)	(828)

Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$ 68,523	6,189	$3,551	321	$(68,907)	(6,295)	$3,167	215
Class 1A	899	81	14	1	(274)	(24)	639	58
Class 2	7,728	703	797	72	(9,799)	(891)	(1,274)	(116)
Class 4	24,189	2,227	458	42	(16,769)	(1,535)	7,878	734

Total net increase (decrease)	$101,339	9,200	$4,820	436	$(95,749)	(8,745)	$10,410	891

Year ended December 31, 2019
Class 1	$ 31,595	3,007	$5,573	528	$(41,843)	(3,959)	$(4,675)	(424)
Class 1A	166	16	12	1	(444)	(42)	(266)	(25)
Class 2	4,351	413	1,355	129	(7,802)	(738)	(2,096)	(196)
Class 4	11,996	1,146	585	56	(9,761)	(944)	2,820	258

Total net increase (decrease)	$ 48,108	4,582	$7,525	714	$(59,850)	(5,683)	$(4,217)	(387)

See end of tables for footnotes.

American Funds Insurance Series	311

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$ 32,173	2,840	$ 104		9		$ (17,960)	(1,586)	$ 14,317	1,263
Class 1A	–	–	–	†	–	†	–	–	– †	– †
Class 2	162,780	14,772	558		50		(104,954)	(9,527)	58,384	5,295
Class 3	2,553	229	8		1		(1,439)	(129)	1,122	101
Class 4	51,028	4,586	67		6		(32,890)	(2,958)	18,205	1,634

Total net increase (decrease)	$248,534	22,427	$ 737		66		$(157,243)	(14,200)	$ 92,028	8,293

Year ended December 31, 2019
Class 1	$ 9,753	856	$ 604		53		$ (17,930)	(1,576)	$ (7,573)	(667)
Class 1A	–	–	–	†	–	†	–	–	– †	– †
Class 2	85,259	7,676	4,088		371		(106,127)	(9,561)	(16,780)	(1,514)
Class 3	714	64	59		5		(2,101)	(188)	(1,328)	(119)
Class 4	21,513	1,920	342		31		(17,702)	(1,580)	4,153	371

Total net increase (decrease)	$117,239	10,516	$5,093		460		$(143,860)	(12,905)	$(21,528)	(1,929)

U.S. Government/AAA-Rated Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class 1	$194,142	14,793	$15,787		1,214		$(1,305,241)	(98,066)	$(1,095,312)	(82,059)
Class 1A	3,400	259	136		11		(2,557)	(195)	979	75
Class 2	211,715	16,419	51,919		4,038		(245,761)	(18,789)	17,873	1,668
Class 3	2,382	183	407		31		(1,812)	(139)	977	75
Class 4	301,535	23,299	9,187		715		(169,936)	(13,051)	140,786	10,963

Total net increase (decrease)	$713,174	54,953	$77,436		6,009		$(1,725,307)	(130,240)	$ (934,697)	(69,278)

Year ended December 31, 2019
Class 1	$ 63,401	5,184	$31,462		2,550		$ (170,411)	(13,819)	$ (75,548)	(6,085)
Class 1A	1,348	110	50		4		(488)	(40)	910	74
Class 2	105,457	8,638	26,789		2,193		(155,177)	(12,760)	(22,931)	(1,929)
Class 3	975	79	180		15		(1,521)	(124)	(366)	(30)
Class 4	69,032	5,652	2,241		183		(41,016)	(3,366)	30,257	2,469

Total net increase (decrease)	$240,213	19,663	$60,722		4,945		$ (368,613)	(30,109)	$ (67,678)	(5,501)

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$ 3,987	282	$ 438		32		$ (1,595)	(110)	$ 2,830	204
Class P2	54,142	3,714	24,836		1,828		(71,110)	(4,841)	7,868	701

Total net increase (decrease)	$58,129	3,996	$25,274		1,860		$(72,705)	(4,951)	$10,698	905

Year ended December 31, 2019
Class P1	$ 2,619	201	$ 317		25		$ (523)	(41)	$ 2,413	185
Class P2	47,485	3,690	29,905		2,419		(30,455)	(2,336)	46,935	3,773

Total net increase (decrease)	$50,104	3,891	$30,222		2,444		$(30,978)	(2,377)	$49,348	3,958

See end of tables for footnotes.

312	American Funds Insurance Series

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$ 1,063	104	$ 31	3	$ (311)	(30)	$ 783	77
Class P2	14,905	1,575	3,216	348	(17,706)	(1,759)	415	164

Total net increase (decrease)	$15,968	1,679	$3,247	351	$(18,017)	(1,789)	$1,198	241

Year ended December 31, 2019
Class P1	$ 357	34	$ 27	3	$ (140)	(14)	$ 244	23
Class P2	7,251	702	7,769	772	(18,389)	(1,773)	(3,369)	(299)

Total net increase (decrease)	$ 7,608	736	$7,796	775	$(18,529)	(1,787)	$(3,125)	(276)

Managed Risk Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$ 947	85	$ 66	7	$ (241)	(23)	$ 772	69
Class P2	24,832	2,333	16,834	1,640	(31,353)	(2,866)	10,313	1,107

Total net increase (decrease)	$25,779	2,418	$16,900	1,647	$(31,594)	(2,889)	$11,085	1,176

Year ended December 31, 2019
Class P1	$ 547	46	$ 53	5	$ (313)	(28)	$ 287	23
Class P2	16,518	1,448	23,362	2,128	(33,614)	(2,932)	6,266	644

Total net increase (decrease)	$17,065	1,494	$23,415	2,133	$(33,927)	(2,960)	$ 6,553	667

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$ 92,644	6,852	$140,694	11,020	$(143,917)	(10,953)	$ 89,421	6,919
Class P2	24,533	1,843	20,073	1,584	(19,990)	(1,489)	24,616	1,938

Total net increase (decrease)	$117,177	8,695	$160,767	12,604	$(163,907)	(12,442)	$114,037	8,857

Year ended December 31, 2019
Class P1	$ 86,511	6,809	$ 29,069	2,244	$ (82,465)	(6,312)	$ 33,115	2,741
Class P2	28,190	2,218	3,371	263	(20,033)	(1,562)	11,528	919

Total net increase (decrease)	$114,701	9,027	$ 32,440	2,507	$(102,498)	(7,874)	$ 44,643	3,660

See end of tables for footnotes.

American Funds Insurance Series	313

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020
Class P1	$ 3,275	256	$ 204	16	$ (622)	(45)	$ 2,857	227
Class P2	73,918	5,805	146,474	12,155	(280,685)	(21,952)	(60,293)	(3,992)

Total net increase (decrease)	$ 77,193	6,061	$146,678	12,171	$(281,307)	(21,997)	$(57,436)	(3,765)

Year ended December 31, 2019
Class P1	$ 626	47	$ 70	5	$ (334)	(25)	$ 362	27
Class P2	106,039	8,229	177,741	14,380	(260,413)	(20,223)	23,367	2,386

Total net increase (decrease)	$106,665	8,276	$177,811	14,385	$(260,747)	(20,248)	$23,729	2,413

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

10. Ownership concentration

At December 31, 2020, Managed Risk Growth and Income Portfolio held 31% and 13% of the outstanding shares of American Funds Insurance Series - Capital Income Builder and American Funds Insurance Series - Global Growth and Income Fund, respectively. In addition, Managed Risk Global Allocation Portfolio held 23% of the outstanding shares of American Funds Insurance Series - Global Balanced Fund.

314	American Funds Insurance Series

11. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2020 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

Purchases of investment securities*	$1,120,770	$1,594,529	$9,567,139	$3,388,922	$2,260,974	$3,267,025
Sales of investment securities*	1,767,373	2,143,797	13,469,567	4,123,935	2,596,083	3,472,007
Non-U.S. taxes paid on dividend income	5,330	2,026	6,921	10,822	2,631	477
Non-U.S. taxes paid on interest income	–	11	–	–	4	–
Non-U.S. taxes paid on realized gains	–	–	–	–	1,590	–
Non-U.S. taxes provided on unrealized appreciation	7,807	7,041	–	26,706	15,681	–

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Purchases of investment securities*	$649,244	$10,784,043	$686,636	$1,656,908	$33,575,749	$245,807
Sales of investment securities*	827,330	11,639,765	721,131	1,524,398	32,845,643	287,182
Non-U.S. taxes paid on dividend income	2,597	10,403	2,725	831	7,494	278
Non-U.S. taxes paid on interest income	–	–	–	2	–	15
Non-U.S. taxes paid on realized gains	179	165	–	1	27	3
Non-U.S. taxes provided on unrealized appreciation	3,738	–	–	101	5,162	20

	Bond Fund	Capital World Bond Fund	High- Income Bond Fund	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund

Purchases of investment securities*	$44,831,898	$2,806,381	$706,463	$2,995,459	$–	$18,179,150
Sales of investment securities*	44,287,472	2,562,406	1,079,778	2,991,216	–	18,466,598
Non-U.S. taxes paid on interest income	–	215	–	–	–	–
Non-U.S. taxes paid on realized gains	–	72	–	–	–	–
Non-U.S. taxes provided on unrealized appreciation	–	63	–	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Purchases of investment securities*	$360,912	$102,655	$324,969	$807,885	$748,623
Sales of investment securities*	412,406	118,616	359,913	882,591	1,032,662

*Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series	315

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2020	$32.57	$.20	$9.56	$9.76	$(.21)	$(.96)	$(1.17)	$41.16	30.79%	$3,309		.56%		.59%
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515		.56		1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00

Class 1A:
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12		.81		.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39 [6]

Class 2:
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387		.81		.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76

Class 4:
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533		1.06		.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50

Global Small Capitalization Fund

Class 1:
12/31/2020	$26.80	$(.01)	$7.49	$7.48	$(.05)	$(1.59)	$(1.64)	$32.64	30.04%	$2,391		.75%		(.06)%
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75		.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	–	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57

Class 1A:
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99		(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	–	[7]	.98		.21
12/31/2017[3,4]	20.70	.08	4.71	4.79	(.13)	–	(.13)	25.36	23.19 [5]	–	[7]	.96	[6]	.35 [6]

Class 2:
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00		(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	–	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31

Class 4:
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25		(.56)
12/31/2019	21.28	(.01)	6.47	6.46	– [8]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	– [8]	5.09	5.09	(.09)	–	(.09)	24.91	25.62	125		1.23		– [9]
12/31/2016	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03

See end of tables for footnotes.

316	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets
Growth Fund

Class 1:
12/31/2020	$81.22	$.43	$41.28	$41.71	$(.53)	$(2.18)	$(2.71)	$120.22	52.45%	$15,644	.35%		.46%
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35		1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67	5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03

Class 1A:
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60		.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47 [6]

Class 2:
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60		.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51	5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78

Class 3:
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53		.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56	5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85

Class 4:
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85		(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34	5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53

See end of tables for footnotes.

American Funds Insurance Series	317

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2020	$20.86	$.14	$2.82	$2.96	$(.18)	$–	$(.18)	$23.64	14.28%	$5,652	.55%		.71%
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57

Class 1A:
12/31/2020	20.80	.08	2.81	2.89	(.14)	–	(.14)	23.55	13.96	10	.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]

Class 2:
12/31/2020	20.78	.09	2.80	2.89	(.13)	–	(.13)	23.54	13.97	4,481	.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35

Class 3:
12/31/2020	20.92	.10	2.81	2.91	(.14)	–	(.14)	23.69	14.00	25	.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42

Class 4:
12/31/2020	20.54	.04	2.76	2.80	(.09)	–	(.09)	23.25	13.66	423	1.05		.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
See end of tables for footnotes.

318	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

New World Fund

Class 1:
12/31/2020	$25.84	$.15	$5.93	$6.08	$(.06)	$(.27)	$(.33)	$31.59	23.89%	$2,309	.76%		.64%		.58%
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76		.76		1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	–	(.27)	25.30	29.73	2,050	.77		.77		1.14
12/31/2016	18.87	.24	.81	1.05	(.20)	–	(.20)	19.72	5.59	1,743	.78		.78		1.25

Class 1A:
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01		.87		.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		1.02		.91
12/31/2017[3,4]	20.14	.13	5.24	5.37	(.26)	–	(.26)	25.25	26.72 [5]	1	1.00	[6]	1.00	[6]	.53	[6]

Class 2:
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01		.89		.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	–	(.22)	25.07	29.44	1,055	1.02		1.02		.89
12/31/2016	18.71	.19	.79	.98	(.15)	–	(.15)	19.54	5.26	911	1.03		1.03		1.00

Class 4:
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26		1.14		.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	–	(.18)	24.99	29.06	427	1.27		1.27		.61
12/31/2016	18.69	.14	.80	.94	(.12)	–	(.12)	19.51	5.04	240	1.28		1.28		.75

See end of tables for footnotes.

American Funds Insurance Series	319

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
12/31/2020	$13.56	$.25	$.95	$1.20	$(.26)	$(.15)	$(.41)	$14.35	9.04%	$5,684		.43%		2.00%
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559		.42		2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31	1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
Class 1A:
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25		.67		1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082		.68		1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28	1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
Class 4:
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788		.93		1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24	1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81

Global Growth and Income Fund

Class 1:
12/31/2020	$15.92	$.22	$1.14	$1.36	$(.23)	$(.38)	$(.61)	$16.67	9.03%	$657		.66%		1.49%
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625		.65		2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28	.66	.94	(.27)	–	(.27)	13.02	7.61	571		.63		2.18
Class 1A:
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2		.90		1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	–	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349		.91		1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25	.65	.90	(.23)	–	(.23)	13.00	7.34	1,405		.88		1.98
Class 4:
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166		1.16		.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21	.65	.86	(.23)	–	(.23)	12.89	7.04	16		1.13		1.63

See end of tables for footnotes.

320	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2020	$50.71	$.75	$6.02	$6.77	$(.80)	$(1.30)	$(2.10)	$55.38	13.81%	$22,903	.29%		1.52%
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29		2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79

Class 1A:
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54		1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]

Class 2:
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54		1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54

Class 3:
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47		1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61

Class 4:
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79		1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29

See end of tables for footnotes.

American Funds Insurance Series	321

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/2020	$18.18	$.27	$.85	$ 1.12	$(.29)	$ –	$(.29)	$19.01	6.24%	$1,120	.68%		1.70%
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66		2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	–	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	–	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93

Class 1A:
12/31/2020	18.15	.22	.85	1.07	(.25)	–	(.25)	18.97	5.98	3	.93		1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	–	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34	3.08	3.42	(.41)	–	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]

Class 2:
12/31/2020	18.12	.23	.85	1.08	(.25)	–	(.25)	18.95	6.01	221	.93		1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	–	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	–	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72

Class 4:
12/31/2020	18.01	.19	.83	1.02	(.21)	–	(.21)	18.82	5.73	112	1.18		1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	–	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	–	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43

See end of tables for footnotes.

322	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

Capital Income Builder

Class 1:
12/31/2020	$10.73	$.31	$.15	$.46	$(.32)	$–	$(.32)	$10.87	4.64%	$621		.53%		.35%		3.07%
12/31/2019	9.37	.32	1.36	1.68	(.32)	–	(.32)	10.73	18.16	533		.53		.53		3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	–	(.31)	10.40	13.29	254		.54		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	–	(.33)	9.46	4.17	156		.54		.54		3.39

Class 1A:
12/31/2020	10.72	.28	.16	.44	(.30)	–	(.30)	10.86	4.38	6		.78		.60		2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	–	(.30)	10.72	17.90	6		.78		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	–	(.29)	10.39	11.72 [5]	1		.79	[6]	.79	[6]	2.63	[6]

Class 2:
12/31/2020	10.72	.29	.16	.45	(.30)	–	(.30)	10.87	4.48	8		.78		.60		2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	–	(.29)	10.72	17.89	6		.78		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	–	(.28)	10.40	13.04	1		.79		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	–	(.32)	9.46	4.08	–	[7]	.80		.80		2.82

Class 4:
12/31/2020	10.71	.26	.15	.41	(.27)	–	(.27)	10.85	4.11	462		1.03		.85		2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	–	(.27)	10.71	17.62	454		1.03		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	–	(.26)	10.38	12.65	338		1.04		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	–	(.28)	9.45	3.78	256		1.04		1.04		2.88

See end of tables for footnotes.

American Funds Insurance Series	323

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/2020	$24.05	$.43	$ 2.59	$ 3.02	$(.46)	$(.11)	$(.57)	$26.50	12.71%	$19,238	.30%		1.80%
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29		2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008	.29		1.97

Class 1A:
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55		1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4	.53	[6]	1.69	[6]

Class 2:
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55		1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144	.54		1.72

Class 3:
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48		1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35	.47		1.79

Class 4:
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80		1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861	.79		1.47

See end of tables for footnotes.

324	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2020	$13.51	$.17	$1.24	$1.41	$(.19)	$(.54)	$(.73)	$14.19	10.53%	$ 139		.72%		1.29%
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134		.72		1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19	.32	.51	(.17)	–	(.17)	11.08	4.73	64		.72		1.73

Class 1A:
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3		.97		1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	–	[7]	.94	[6]	1.27	[6]

Class 2:
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208		.97		1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16	.32	.48	(.14)	–	(.14)	11.06	4.48	178		.97		1.48

Class 4:
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105		1.22		.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12	.33	.45	(.14)	–	(.14)	11.00	4.21	10		1.24		1.12

Bond Fund

Class 1:
12/31/2020	$11.17	$.23	$ .87	$1.10	$(.27)	$(.11)	$(.38)	$11.89	9.96%	$6,844		.40%		2.00%
12/31/2019	10.47	.30	.71	1.01	(.31)	–	(.31)	11.17	9.70	6,481		.39		2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91

Class 1A:
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9		.65		1.74
12/31/2019	10.45	.27	.71	.98	(.30)	–	(.30)	11.13	9.36	7		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]

Class 2:
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840		.65		1.75
12/31/2019	10.34	.27	.70	.97	(.29)	–	(.29)	11.02	9.36	3,561		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65

Class 4:
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714		.90		1.48
12/31/2019	10.33	.24	.70	.94	(.27)	–	(.27)	11.00	9.08	502		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41

See end of tables for footnotes.

American Funds Insurance Series	325

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

Capital World Bond Fund

Class 1:
12/31/2020	$12.12	$.26	$.95	$1.21	$(.18)	$(.21)	$(.39)	$12.94	10.17%	$1,219		.59%		.52%		2.08%
12/31/2019	11.42	.31	.61	.92	(.22)	–	(.22)	12.12	8.08	1,077		.58		.58		2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		.57		2.26

Class 1A:
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1		.83		.76		1.83
12/31/2019	11.41	.28	.60	.88	(.19)	–	(.19)	12.10	7.75	1		.83		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	–	[7]	.72	[6]	.72	[6]	2.27	[6]

Class 2:
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058		.84		.77		1.83
12/31/2019	11.34	.28	.60	.88	(.19)	–	(.19)	12.03	7.77	1,002		.83		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		.82		2.01

Class 4:
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61		1.09		1.02		1.58
12/31/2019	11.24	.24	.60	.84	(.16)	–	(.16)	11.92	7.54	49		1.08		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.07		1.76

See end of tables for footnotes.

326	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/2020	$9.87	$.61	$.17	$.78	$(.85)	$–	$(.85)	$9.80	8.21%	$123		.52%		6.46%
12/31/2019	9.34	.67	.52	1.19	(.66)	–	(.66)	9.87	12.85	525		.51		6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	–	(.65)	9.34	(2.15)	501		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	–	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	–	(.64)	10.18	17.83	949		.49		6.18

Class 1A:
12/31/2020	9.86	.56	.20	.76	(.84)	–	(.84)	9.78	7.94	1		.78		5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	–	(.63)	9.86	12.61	1		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	–	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	–	(.72)	10.18	6.02 [5]	–	[7]	.72	[6]	5.74	[6]

Class 2:
12/31/2020	9.70	.55	.19	.74	(.83)	–	(.83)	9.61	7.94	665		.78		5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	–	(.63)	9.70	12.55	667		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	–	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	–	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	–	(.61)	10.04	17.69	799		.74		5.92

Class 3:
12/31/2020	9.92	.57	.19	.76	(.84)	–	(.84)	9.84	7.93	10		.71		5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	–	(.64)	9.92	12.70	10		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	–	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	–	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	–	(.62)	10.22	17.68	13		.67		5.99

Class 4:
12/31/2020	10.56	.57	.22	.79	(.81)	–	(.81)	10.54	7.74	69		1.03		5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	–	(.61)	10.56	12.27	63		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	–	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	–	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	–	(.61)	10.79	17.29	21		.99		5.55

See end of tables for footnotes.

American Funds Insurance Series	327

Financial highlights  (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

American Funds Mortgage Fund

Class 1:
12/31/2020	$10.56	$.10	$.64	$.74		$(.17)	$(.02)	$(.19)	$11.11	6.98%		$224		.48%		.36%		.93%
12/31/2019	10.30	.24	.30	.54		(.28)	–	(.28)	10.56	5.30		210		.47		.47		2.26
12/31/2018	10.47	.20	(.14)	.06		(.23)	–	(.23)	10.30	.58		209		.48		.48		1.97
12/31/2017	10.56	.16	– [8]	.16		(.18)	(.07)	(.25)	10.47	1.47		265		.47		.47		1.52
12/31/2016	10.61	.15	.11	.26		(.20)	(.11)	(.31)	10.56	2.50		269		.46		.46		1.39

Class 1A:
12/31/2020	10.55	.07	.63	.70		(.15)	(.02)	(.17)	11.08	6.63		1		.73		.59		.61
12/31/2019	10.28	.22	.30	.52		(.25)	–	(.25)	10.55	5.09		1		.71		.71		2.04
12/31/2018	10.46	.18	(.14)	.04		(.22)	–	(.22)	10.28	.36		1		.73		.73		1.77
12/31/2017[3,4]	10.55	.14	– [8]	.14		(.16)	(.07)	(.23)	10.46	1.31	[5]	–	[7]	.70	[6]	.70	[6]	1.38	[6]

Class 2:
12/31/2020	10.54	.08	.63	.71		(.14)	(.02)	(.16)	11.09	6.72		58		.73		.60		.68
12/31/2019	10.28	.21	.31	.52		(.26)	–	(.26)	10.54	5.04		56		.72		.72		2.01
12/31/2018	10.45	.18	(.15)	.03		(.20)	–	(.20)	10.28	.32		57		.73		.73		1.72
12/31/2017	10.54	.14	(.01)	.13		(.15)	(.07)	(.22)	10.45	1.22		63		.72		.72		1.27
12/31/2016	10.59	.12	.12	.24		(.18)	(.11)	(.29)	10.54	2.25		63		.71		.71		1.14

Class 4:
12/31/2020	10.44	.04	.63	.67		(.12)	(.02)	(.14)	10.97	6.38		37		.98		.85		.41
12/31/2019	10.19	.18	.31	.49		(.24)	–	(.24)	10.44	4.80		28		.97		.97		1.71
12/31/2018	10.38	.15	(.15)	–	[8]	(.19)	–	(.19)	10.19	.07		24		.98		.98		1.49
12/31/2017	10.48	.11	– [8]	.11		(.14)	(.07)	(.21)	10.38	.97		12		.97		.97		1.03
12/31/2016	10.52	.09	.12	.21		(.14)	(.11)	(.25)	10.48	2.01		8		.96		.96		.86
See end of tables for footnotes.

328	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/2020	$11.30	$.02	$.02		$.04	$(.03)	$–	$(.03)	$11.31	.34%	$44		.37%		.16%
12/31/2019	11.31	.22	–	[8]	.22	(.23)	–	(.23)	11.30	1.92	30		.36		1.92
12/31/2018	11.29	.18	–	[8]	.18	(.16)	–	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	–	(.05)	11.29	.66	37		.35		.68
12/31/2016[11]	11.26	.01	–	[8]	.01	–	–	–	11.27	.09	37		.35		.11

Class 1A:
12/31/2020	11.30	.03	.01		.04	(.03)	–	(.03)	11.31	.32 [12]	–	[7]	.35	[12]	.26 [12]
12/31/2019	11.31	.22	–	[8]	.22	(.23)	–	(.23)	11.30	1.92 [12]	–	[7]	.37	[12]	1.90 [12]
12/31/2018	11.29	.18	–	[8]	.18	(.16)	–	(.16)	11.31	1.58 [12]	–	[7]	.35	[12]	1.60 [12]
12/31/2017[3,4]	11.27	.08	–	[8]	.08	(.06)	–	(.06)	11.29	.67 [5,12]	–	[7]	.34	[6,12]	.69 [6,12]

Class 2:
12/31/2020	11.01	– [8]	–	[8]	– [8]	(.02)	–	(.02)	10.99	.03	288		.62		(.05)
12/31/2019	11.03	.18	–	[8]	.18	(.20)	–	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	–	[8]	.15	(.13)	–	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	–	[8]	.05	(.03)	–	(.03)	11.01	.46	249		.60		.42
12/31/2016[11]	11.01	(.02)	–	[8]	(.02)	–	–	–	10.99	(.18)	297		.60		(.14)

Class 3:
12/31/2020	11.13	– [8]	.02		.02	(.03)	–	(.03)	11.12	.13	4		.55		.03
12/31/2019	11.14	.20	–	[8]	.20	(.21)	–	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	–	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	–	[8]	.06	(.04)	–	(.04)	11.12	.54	4		.53		.50
12/31/2016[11]	11.11	(.01)	–	[8]	(.01)	–	–	–	11.10	(.09)	4		.53		(.08)

Class 4:
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	–	(.02)	11.08	(.25)	40		.87		(.35)
12/31/2019	11.15	.16	–	[8]	.16	(.18)	–	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	–	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	–	[8]	.02	(.01)	–	(.01)	11.13	.16	15		.85		.19
12/31/2016[11]	11.17	(.04)	(.01)		(.05)	–	–	–	11.12	(.45)	13		.85		(.40)

See end of tables for footnotes.

American Funds Insurance Series	329

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2020	$12.34	$.16	$1.07	$1.23	$(.26)	$(.27)	$(.53)	$13.04	10.09%		$429		.38%		1.21%
12/31/2019	11.94	.25	.43	.68	(.28)	–	(.28)	12.34	5.69		1,418		.37		2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	–	(.25)	11.94	.91		1,445		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	–	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
Class 1A:
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75		4		.64		.69
12/31/2019	11.93	.22	.43	.65	(.26)	–	(.26)	12.32	5.42		2		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	–	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	–	(.18)	12.08	1.73	[5]	–	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80		1,439		.64		.73
12/31/2019	11.82	.22	.42	.64	(.25)	–	(.25)	12.21	5.31		1,343		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	–	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	–	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
Class 3:
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91		10		.57		.78
12/31/2019	11.97	.23	.43	.66	(.26)	–	(.26)	12.37	5.49		9		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	–	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	–	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
Class 4:
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48		272		.89		.42
12/31/2019	11.84	.19	.42	.61	(.23)	–	(.23)	12.22	5.14		124		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	–	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	–	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82

See end of tables for footnotes.

330	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of expenses to average net assets before waivers/ reimbursements[13]		Ratio of expenses to average net assets after waivers/ reimbursements[10,13]				Ratio of net income (loss) to average net assets[10]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)						Net effective expense ratio[10,14]

Managed Risk Growth Fund

Class P1:
12/31/2020	$13.78	$.07	$4.20	$4.27	$(.12)	$(.68)	$(.80)	$17.25	32.45%	$11		.42%		.37%		.72%		.49%
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[12]	3		.42	[12]	.37	[12]	.71	[12]	.82	[12]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [12]	2		.42	[12]	.36	[12]	.70	[12]	.69	[12]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [12]	1		.50	[12]	.34	[12]	.68	[12]	.79	[12]
Class P2:
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43

Managed Risk International Fund

Class P1:
12/31/2020	$11.01	$.08	$.22	$.30	$(.16)	$(.08)	$(.24)	$11.07	3.13%[12]	$2		.43%[12]		.35%[12]		.86%[12]		.82%[12]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [12]	1		.41	[12]	.33	[12]	.84	[12]	1.64	[12]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[12]	–	[7]	.33	[12]	.28	[12]	.77	[12]	3.02	[12]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [12]	–	[7]	.28	[12]	.20	[12]	.69	[12]	1.13	[12]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[12]	–	[7]	.39	[12]	.23	[12]	.74	[12]	1.15	[12]
Class P2:
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2020	$12.01	$.18	$(.35)	$(.17)	$(.26)	$(.34)	$(.60)	$11.24	(.93)%[12]	$2		.40%[12]		.35%[12]		.76%[12]		1.66%[12]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [12]	1		.38	[12]	.33	[12]	.74	[12]	2.14	[12]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[12]	–	[7]	.33	[12]	.28	[12]	.67	[12]	3.21	[12]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [12]	–	[7]	.30	[12]	.25	[12]	.64	[12]	1.59	[12]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [12]	–	[7]	.43	[12]	.27	[12]	.67	[12]	1.83	[12]
Class P2:
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04

See end of tables for footnotes.

American Funds Insurance Series	331

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimbursements[13]		Ratio of expenses to average net assets after waivers/ reimbursements[10,13]				Ratio of net income (loss) to average net assets[10]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)					Net effective expense ratio[10,14]

Managed Risk Growth-Income Fund

Class P1:
12/31/2020	$13.76	$.17	$1.08	$1.25	$(.26)	$(.74)	$(1.00)	$14.01	9.85%	$2,120	.41%		.36%		.66%		1.24%
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42		.37		.67		1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40		.35		.64		(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [12]	2	.44	[12]	.37	[12]	.66	[12]	1.61 [12]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [12]	1	.52	[12]	.36	[12]	.64	[12]	1.46 [12]
Class P2:
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66		.61		.91		1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67		.62		.92		1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206	.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160	.79		.63		.91		1.13

Managed Risk Asset Allocation Fund

Class P1:
12/31/2020	$13.81	$.25	$.51	$.76	$(.21)	$(.52)	$(.73)	$13.84	6.10%	$5	.41%		.36%		.66%		1.91%
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41		.36		.65		2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37		.32		.59		1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43		.38		.66		1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43		.38		.66		1.65
Class P2:
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66		.61		.91		1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66		.61		.90		1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62		.57		.84		1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68		.63		.91		1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68		.63		.91		1.20

See end of tables for footnotes.

332	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[15,16]	Year ended December 31,
	2020	2019	2018	2017	2016

Capital Income Builder	110%	44%	42%	59%	41%
Asset Allocation Fund	49	47	34	39	43
Global Balanced Fund	68	60	30	28	43
Bond Fund	72	146	98	153	108
Capital World Bond Fund	88	110	78	74	70
American Funds Mortgage Fund	123	84	60	98	113
U.S. Government/AAA-Rated Securities Fund	112	103	76	120	273

Portfolio turnover rate for all share classes including mortgage dollar roll[15,16]	Year ended December 31,
	2020	2019	2018	2017	2016

Global Growth Fund	17%	14%	25%	31%	27%
Global Small Capitalization Fund	38	50	43	33	40
Growth Fund	32	21	35	24	26
International Fund	40	32	29	29	31
New World Fund	70	38	58	56	32
Blue Chip Income and Growth Fund	40	37	49	34	30
Global Growth and Income Fund	36	29	49	41	57
Growth-Income Fund	33	27	39	27	27
International Growth and Income Fund	56	28	38	51	32
Capital Income Builder Fund	184	72	98	88	53
Asset Allocation Fund	145	79	86	85	83
Global Balanced Fund	86	74	51	41	65
Bond Fund	461	373	514	502	375
Capital World Bond Fund	145	159	125	105	154
High-Income Bond Fund	78	58	67	78	89
American Funds Mortgage Fund	1143	350	811	680	713
U.S. Government/AAA-Rated Securities Fund	867	277	446	551	539
Ultra-Short Bond Fund	– [17]	– [17]	– [17]	– [17]	– [11,17]
Managed Risk Growth Fund	80	10	7	25	15
Managed Risk International Fund	71	8	8	25	26
Managed Risk Blue Chip Income and Growth Fund	101	13	11	32	9
Managed Risk Growth-Income Fund	38	6	14	26	14
Managed Risk Asset Allocation Fund	30	8	12	1	3

[1]Based	on average shares outstanding.
[2]Ratios	do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[3]Based	on operations for a period that is less than a full year.
[4]Class	1A shares began investment operations on January 6, 2017.
[5]Not	annualized.
[6]Annualized.
[7]Amount	less than $1 million.
[8]Amount	less than $.01.
[9]Amount	less than .01%.
[10]

This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.

[11]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[12]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[13]This	column does not include expenses of the underlying funds in which each fund invests.
[14]

This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the years presented. See expense example for further information regarding fees and expenses.

[1][5]Refer	to Note 5 for further information on mortgage dollar rolls.
[16]Rates	do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[17]Amount	is either less than 1% or there is no turnover.

See notes to financial statements.

American Funds Insurance Series	333

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Capital World Bond Fund®, High-Income Bond Fund, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Capital World Bond Fund® (formerly Global Bond Fund), High-Income Bond Fund, American Funds Mortgage Fund® (formerly Mortgage Fund), Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds“) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 12, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

334	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2020, through December 31, 2020).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	335

Expense example  (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio

Global Growth Fund
Class 1 – actual return	$1,000.00	$1,254.84	$3.13	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,253.16	4.54	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,253.28	4.54	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	1,251.73	5.96	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,343.20	$4.37	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	1,341.45	5.84	.99
Class 1A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 2 – actual return	1,000.00	1,341.27	5.84	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,340.24	7.31	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,360.06	$2.08	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	1,358.42	3.57	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	1,358.42	3.57	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,358.84	3.15	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,356.82	5.05	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,286.94	$3.17	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,284.98	4.61	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,285.43	4.61	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 – actual return	1,000.00	1,285.16	4.20	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	1,283.63	6.04	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
New World Fund
Class 1 – actual return	$1,000.00	$1,291.34	$3.35	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,290.17	4.79	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 – actual return	1,000.00	1,289.72	4.79	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,288.50	6.23	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08

See end of tables for footnotes.

336	American Funds Insurance Series

Expense example  (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio

Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,188.67	$2.32	.42%
Class 1 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 1A – actual return	1,000.00	1,187.68	3.69	.67
Class 1A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 2 – actual return	1,000.00	1,186.62	3.69	.67
Class 2 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 4 – actual return	1,000.00	1,185.33	5.07	.92
Class 4 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,226.11	$3.70	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	1,224.98	5.10	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	1,224.48	5.10	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	1,223.67	6.50	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,180.81	$1.59	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,179.38	2.97	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,179.40	2.97	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,179.77	2.58	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,177.95	4.34	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,250.95	$3.86	.68%
Class 1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 1A – actual return	1,000.00	1,249.71	5.27	.93
Class 1A – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 2 – actual return	1,000.00	1,249.64	5.27	.93
Class 2 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 4 – actual return	1,000.00	1,248.18	6.69	1.18
Class 4 – assumed 5% return	1,000.00	1,019.26	6.01	1.18
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,115.95	$1.44	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,114.72	2.77	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,115.75	2.77	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,113.43	4.10	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

See end of tables for footnotes.

American Funds Insurance Series	337

Expense example  (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,143.93	$1.62	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,142.08	2.97	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,142.52	2.97	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,142.59	2.59	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,140.96	4.32	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,137.75	$3.93	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	1,136.55	5.28	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	1,136.23	5.28	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	1,135.20	6.62	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Bond Fund
Class 1 – actual return	$1,000.00	$1,031.42	$2.05	.40%
Class 1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A – actual return	1,000.00	1,029.77	3.27	.64
Class 1A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 2 – actual return	1,000.00	1,029.81	3.27	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 – actual return	1,000.00	1,028.42	4.55	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$1,078.63	$2.57	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,077.00	3.82	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	1,077.13	3.87	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,075.46	5.13	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,135.96	$2.85	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,134.62	4.20	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,134.44	4.20	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,134.15	3.82	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,132.72	5.54	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03

See end of tables for footnotes.

338	American Funds Insurance Series

Expense example  (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio

American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,011.01	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,009.84	2.84	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,009.83	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 – actual return	1,000.00	1,008.07	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$999.11	$1.91	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	999.11	1.86	.37
Class 1A – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 – actual return	1,000.00	997.28	3.12	.62
Class 2 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 3 – actual return	1,000.00	998.21	2.77	.55
Class 3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 4 – actual return	1,000.00	996.40	4.38	.87
Class 4 – assumed 5% return	1,000.00	1,020.82	4.43	.87
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,011.80	$1.98	.39%
Class 1 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 1A – actual return	1,000.00	1,010.17	3.24	.64
Class 1A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 2 – actual return	1,000.00	1,010.14	3.24	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 3 – actual return	1,000.00	1,010.51	2.89	.57
Class 3 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,008.75	4.51	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89

See end of tables for footnotes.

American Funds Insurance Series	339

Expense example  (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]

Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,219.94	$2.01	.36%	$4.02	.72%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.66	.72
Class P2 – actual return	1,000.00	1,217.79	3.46	.62	5.41	.97
Class P2 – assumed 5% return	1,000.00	1,022.02	3.15	.62	4.93	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,176.41	$1.81	.33%	$4.70	.86%
Class P1 – assumed 5% return	1,000.00	1,023.48	1.68	.33	4.37	.86
Class P2 – actual return	1,000.00	1,174.15	3.28	.60	6.23	1.14
Class P2 – assumed 5% return	1,000.00	1,022.12	3.05	.60	5.79	1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,080.32	$1.83	.35%	$3.97	.76%
Class P1 – assumed 5% return	1,000.00	1,023.38	1.78	.35	3.86	.76
Class P2 – actual return	1,000.00	1,079.10	3.24	.62	5.44	1.04
Class P2 – assumed 5% return	1,000.00	1,022.02	3.15	.62	5.28	1.04
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,091.34	$1.89	.36%	$3.47	.66%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.35	.66
Class P2 – actual return	1,000.00	1,089.02	3.20	.61	4.78	.91
Class P2 – assumed 5% return	1,000.00	1,022.07	3.10	.61	4.62	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,101.91	$1.90	.36%	$3.49	.66%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.35	.66
Class P2 – actual return	1,000.00	1,100.65	3.22	.61	4.81	.91
Class P2 – assumed 5% return	1,000.00	1,022.07	3.10	.61	4.62	.91

[1]The“expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

[2]The“expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.

[3]The“effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

[4]The“effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

340	American Funds Insurance Series

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	341

Board of trustees and other officers

Independent trustees[1]
Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2010	Private investor	90	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	89	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.
Interested trustees[4,5]
Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

342	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Director, Capital Group Investment Management Limited[6]
Martin Jacobs, 1962 Vice President	2016	Partner – Capital Research Global Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner – Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company[6]
Sung Lee, 1966 Vice President	2008	Partner – Capital Research Global Investors, Capital International, Inc.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Steven I. Koszalka, 1964 Secretary	2003	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President – Investment Operations, Capital Research and Management Company

[1] The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2] Trustees and officers of the series serve until their resignation, removal or retirement.

[3] This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.

[4] The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).

[5] All of the trustees and/or officers listed, with the exception of Martin Jacobs and Keiko McKibben, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[6] Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	343

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

344	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2021, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with

The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success	The Capital System	American Funds Insurance Series superior outcomes

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]

Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.

[3]

Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. INGEARX-998-0221P Litho in USA RCG/RRD/8074-S78548 © 2021 Capital Group. All rights reserved.

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Global real-estate stocks finished the year underperforming bond and equity markets. On the sub-sector level, communications infrastructure and warehouse REITs outperformed, while retail, lodging and office underperformed.

2020 was a particularly volatile year, as we saw the swiftest bear market ever, followed by a bull market which drove equities to all-time highs. The COVID-19 pandemic saw markets weigh the push-and-pull of two counterforces. On one hand, we saw an unprecedented negative shock to the global economy from halted mobility. On the other hand, we saw swift and coordinated policy responses from both fiscal and monetary authorities. As the global economy faltered, we saw a rotation out of cyclical sectors into defensives and secular growth. This recession has been different with several existential questions being asked about the adaptability and sustainability of business models. Within real estate, both office and retail landlords face such challenges, and both underperformed in 2020. At the other end of the spectrum, datacenters, towers, single-family-residential and warehouse are all positively exposed to the structural trends of digitization and demographics such that they outperformed. November 2020 saw vaccine news which instilled confidence that the end was near for the COVID-19 pandemic. The key question remains whether the pending rebound in mobility will induce a sustained recovery that goes beyond just filling the “COVID-19 hole.” In any case, persistently low real rates and a re-opening should bode well for real estate securities.

PERFORMANCE

For the year ended December 31, 2020, Transamerica BlackRock Global Real Estate Securities VP, Initial Class returned -0.31%. By comparison, its benchmark, the S&P Developed Property Net Total Return Index, returned -7.07%.

STRATEGY REVIEW

For the period, the Transamerica BlackRock Global Estate Securities VP (“the Portfolio”) outperformed the S&P Developed Property Net Total Return Index (“the benchmark”).

On a regional level, the returns for the benchmark were negative across the three regions; EMEA (Europe, Middle East and Africa), Americas (U.S. and Canada) and APAC (Asia-Pacific). The Portfolio had positive relative performance in all three regions. Drivers of positive relative performance for the period include stock selection in Singapore Developers, U.S. Healthcare & Lab, U.S. Lodging, U.S. Office, Japanese REITs, U.S. Residential and Australian REITs. Detractors included U.S. Self-Storage, U.S. Triple Net and Eurozone Residential.

Taking a holistic look at our activity, portfolio construction and risk allocation was a balancing act between allocating to stocks exposed to secular growth versus heavily discounted stocks facing both cyclical and structural challenges. We came into the year skewed towards defensive stocks with pre-existing favorable tailwinds such as datacenters, warehouse, towers and single-family-residential. As the pandemic reinforced and accelerated these trends the Portfolio benefited as those positions outperformed. The Portfolio’s overweight tilt to these sectors reduced over the year as we reallocated capital to underperforming sectors such as office, healthcare, lodging and diversified.

At a regional level, in the Americas we moved further overweight the sunbelt markets, and out of the coastal cities based on our view of relative value. In Asia-Pacific we participated in several attractively priced equity offerings in Australia, the Philippines, South Korea and China. In Europe we maintained a broadly neutral position to the UK given Brexit related risks.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Alastair Gillespie, CFA

Mark Howard-Johnson, CFA

James Wilkinson

Co-Portfolio Managers

BlackRock Investment Management, LLC

BlackRock International Limited

BlackRock (Singapore) Limited

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Other Investment Company	1.3
Repurchase Agreement	1.1
Net Other Assets (Liabilities) ^	(1.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(0.31)%	4.68%	5.70%	05/01/1998
S&P Developed Property Net Total Return Index (A)	(7.07)%	4.27%	5.88%
Service Class	(0.51)%	4.43%	5.45%	05/01/2003

(A) The S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,162.60	$4.67	$1,020.80	$4.37	0.86%
Service Class	1,000.00	1,161.40	5.87	1,019.70	5.48	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 99.0%
Australia - 4.8%
Centuria Capital Group (A)	1,670,908	$ 3,381,594
Centuria Industrial, REIT	2,040,608	4,839,371
Charter Hall Group, REIT	156,952	1,782,444
Charter Hall Long Wale, REIT	110,258	395,136
Goodman Group, REIT	555,215	8,115,840
Lendlease Corp., Ltd.	211,909	2,142,573

		20,656,958

Belgium - 1.1%
Aedifica SA, REIT	40,739	4,894,186

Canada - 1.5%
Allied Properties, REIT	142,882	4,246,387
Summit Industrial Income, REIT	218,941	2,347,824

		6,594,211

Cayman Islands - 1.8%
ESR Cayman, Ltd. (B) (C)	2,146,100	7,703,755

China - 1.0%
GDS Holdings, Ltd., Class A (A) (B)	192,711	2,245,927
Shimao Services Holdings, Ltd. (B) (C)	1,459,000	2,250,855

		4,496,782

France - 0.5%
Klepierre SA, REIT	92,983	2,097,135

Germany - 5.9%
alstria office AG, REIT	168,629	3,067,994
Deutsche Wohnen SE	144,000	7,683,089
Vonovia SE	205,421	15,002,730

		25,753,813

Hong Kong - 4.9%
Henderson Land Development Co., Ltd.	330,000	1,281,935
Kerry Properties, Ltd.	153,000	386,979
Link, REIT	739,100	6,712,338
New World Development Co., Ltd.	802,250	3,732,393
Sun Hung Kai Properties, Ltd.	620,000	7,929,165
Wharf Holdings, Ltd.	378,000	1,015,336

		21,058,146

Japan - 14.2%
Activia Properties, Inc., REIT	733	3,097,767
Comforia Residential, Inc., REIT	924	2,662,388
Daito Trust Construction Co., Ltd.	22,000	2,056,000
Daiwa House Industry Co., Ltd.	176,200	5,238,899
Hankyu Hanshin, Inc., REIT	459	568,116
Heiwa Real Estate Co., Ltd.	8,700	314,820
Heiwa Real Estate, Inc., REIT	595	742,401
Ichigo Office Investment Corp., REIT	3,515	2,538,890
Japan Real Estate Investment Corp., REIT	1,096	6,333,067
Katitas Co., Ltd. (A)	12,900	416,248
Kenedix Office Investment Corp., REIT	840	5,703,090
Mitsubishi Estate Co., Ltd.	265,600	4,268,943
Mitsui Fudosan Co., Ltd.	351,600	7,362,346
Mitsui Fudosan Logistics Park, Inc., REIT	734	3,722,575
Nippon Building Fund, Inc., REIT (A)	776	4,500,567
Nomura Real Estate Holdings, Inc.	88,800	1,969,017
ORIX, Inc., REIT	2,086	3,450,928
Seibu Holdings, Inc.	220,700	2,164,949
Tokyu Fudosan Holdings Corp.	873,000	4,663,228

		61,774,239

	Shares	Value
COMMON STOCKS (continued)
Luxembourg - 1.2%
Aroundtown SA	702,569	$ 5,238,305

Philippines - 0.1%
AREIT, Inc. (D)	751,068	459,022

Republic of Korea - 0.8%
ESR Kendall Square Co., Ltd., REIT (B)	607,911	2,837,254
LOTTE Co., Ltd., REIT	110,797	546,027

		3,383,281

Singapore - 1.7%
Cromwell European, REIT	4,157,600	2,442,275
Frasers Logistics & Commercial Trust, REIT	2,613,200	2,793,407
Lendlease Global Commercial, REIT (A)	4,165,318	2,299,520

		7,535,202

Spain - 1.6%
Cellnex Telecom SA (A) (C)	70,921	4,259,014
Inmobiliaria Colonial Socimi SA, REIT	280,856	2,773,314

		7,032,328

Sweden - 2.2%
Kungsleden AB	496,806	5,445,925
Wihlborgs Fastigheter AB	178,489	4,034,387

		9,480,312

United Kingdom - 5.0%
Assura PLC, REIT	3,792,413	3,991,425
Big Yellow Group PLC, REIT	189,126	2,833,604
Derwent London PLC, REIT	67,872	2,884,501
LondonMetric Property PLC, REIT	821,080	2,574,740
Segro PLC, REIT	451,537	5,859,031
UNITE Group PLC, REIT (B)	256,622	3,665,907

		21,809,208

United States - 50.7%
Agree Realty Corp., REIT (A)	49,326	3,284,125
Alexandria Real Estate Equities, Inc., REIT	26,017	4,636,750
American Homes 4 Rent, Class A, REIT	219,831	6,594,930
Apple Hospitality, Inc., REIT	148,484	1,916,928
Boston Properties, Inc., REIT	86,998	8,223,921
CareTrust, Inc., REIT	196,644	4,361,564
Cousins Properties, Inc., REIT	194,677	6,521,679
CubeSmart, REIT	109,190	3,669,876
Digital Realty Trust, Inc., REIT	87,304	12,179,781
EPR Properties, REIT	264,732	8,603,790
Equinix, Inc., REIT	26,877	19,195,016
Equity Residential, REIT	162,282	9,620,077
Extra Space Storage, Inc., REIT	72,581	8,409,235
Federal Realty Investment Trust, REIT	34,209	2,911,870
Healthcare Trust of America, Inc., Class A, REIT	123,877	3,411,572
Healthpeak Properties, Inc., REIT	194,496	5,879,614
Hudson Pacific Properties, Inc., REIT	143,893	3,456,310
Mid-America Apartment Communities, Inc., REIT	60,992	7,727,076
Pebblebrook Hotel Trust, REIT	121,787	2,289,596
Plymouth Industrial, Inc., REIT	122,521	1,837,815
Prologis, Inc., REIT	212,407	21,168,482
Regency Centers Corp., REIT	94,206	4,294,851
Rexford Industrial Realty, Inc., REIT	185,602	9,114,914
RLJ Lodging Trust, REIT	306,488	4,336,805
Simon Property Group, Inc., REIT	85,845	7,320,862

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Spirit Realty Capital, Inc., REIT	173,433	$ 6,966,804
STAG Industrial, Inc., REIT (A)	138,663	4,342,925
Sun Communities, Inc., REIT	56,288	8,552,962
Switch, Inc., Class A	156,405	2,560,350
UDR, Inc., REIT	196,690	7,558,797
VICI Properties, Inc., REIT	298,399	7,609,174
Welltower, Inc., REIT	183,106	11,832,310

		220,390,761

Total Common Stocks (Cost $398,356,531)		430,357,644

OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (E)	5,575,504	5,575,504

Total Other Investment Company (Cost $5,575,504)		5,575,504

Principal	Value
REPURCHASE AGREEMENT - 1.1%

Fixed Income Clearing Corp., 0.00% (E), dated 12/31/2020, to be repurchased at $4,814,812 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.38%, due 01/31/2022, and with a value of $4,911,141.

$ 4,814,812	$ 4,814,812

Total Repurchase Agreement (Cost $4,814,812)	4,814,812

Total Investments (Cost $408,746,847)	440,747,960
Net Other Assets (Liabilities) - (1.4)%	(6,043,603)

Net Assets - 100.0%	$ 434,704,357

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
Contracts for Difference (“CFD”)
Equity Securities Long (F)	GSI	Pay	01/20/2021	USD	347,325	0.1%	$ 335,672	$ (11,653)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/15/2021	USD	773	CAD	1,000	$—	$(13)
BNP	01/15/2021	USD	1,153,943	EUR	967,000	—	(27,857)
BNP	01/15/2021	USD	1,056,516	PHP	51,801,000	—	(21,831)
BNP	01/15/2021	USD	527,237	SEK	4,418,000	—	(9,849)
BNP	01/15/2021	EUR	1,608,000	USD	1,899,856	65,329	—
BNP	01/15/2021	AUD	1,393,000	USD	998,769	75,368	—
BNP	01/15/2021	SEK	37,243,000	USD	4,235,283	292,268	—
BNP	01/15/2021	ZAR	1,694,000	USD	101,384	13,626	—
BNP	01/15/2021	NZD	2,092,000	USD	1,389,546	115,812	—
BNP	01/15/2021	CAD	130,000	USD	97,930	4,207	—
BNP	01/15/2021	GBP	630,000	USD	832,850	28,793	—
BNP	01/15/2021	JPY	4,118,000	USD	39,745	144	—
BNP	01/15/2021	PHP	13,831,000	USD	287,688	234	—
BNP	01/15/2021	NOK	27,936,000	USD	3,254,186	3,948	—
BNP	01/15/2021	SGD	57,000	USD	42,247	883	—
BOA	01/15/2021	USD	1,523	CAD	2,000	—	(49)
BOA	01/15/2021	USD	757,685	EUR	640,000	—	(24,478)
BOA	01/15/2021	USD	160,707	HKD	1,246,000	—	(26)
BOA	01/15/2021	USD	273,953	JPY	28,455,000	—	(1,681)
BOA	01/15/2021	USD	1,518,828	NOK	13,349,000	—	(38,046)
BOA	01/15/2021	USD	635,238	SEK	5,601,000	—	(45,663)
BOA	01/15/2021	NOK	494,000	USD	53,762	3,853	—
BOA	01/15/2021	GBP	743,000	USD	986,338	29,854	—
BOA	01/15/2021	CAD	7,000	USD	5,336	164	—
BOA	01/15/2021	JPY	169,628,000	USD	1,632,563	10,565	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/15/2021	EUR	345,000	USD	403,366	$18,269	$—
BOA	01/15/2021	ILS	2,678,000	USD	819,548	14,055	—
CITI	01/15/2021	USD	197,859	CAD	259,000	—	(5,628)
CITI	01/15/2021	USD	1,318,172	EUR	1,078,000	716	—
CITI	01/15/2021	USD	113,102	GBP	85,000	—	(3,152)
CITI	01/15/2021	USD	1,039,275	JPY	108,463,000	—	(11,369)
CITI	01/15/2021	USD	1,171,449	THB	36,705,000	—	(53,673)
CITI	01/15/2021	SGD	84,000	USD	62,973	588	—
CITI	01/15/2021	CAD	25,000	USD	19,604	38	—
CITI	01/15/2021	HKD	5,870,000	USD	757,263	—	(36)
GSI	01/15/2021	USD	974,030	SEK	8,486,000	—	(57,594)
GSI	01/15/2021	USD	255,460	SGD	347,000	—	(7,105)
GSI	01/15/2021	SGD	12,258,000	USD	9,013,256	262,008	—
GSI	01/15/2021	HKD	8,828,000	USD	1,138,718	90	—
GSI	01/15/2021	NOK	6,856,000	USD	774,265	25,341	—
GSI	01/15/2021	JPY	33,876,000	USD	325,690	2,455	—
GSI	01/15/2021	AUD	1,598,000	USD	1,188,642	43,570	—
HSBC	01/15/2021	USD	763,988	AUD	1,081,000	—	(69,567)
HSBC	01/15/2021	USD	555,804	CAD	730,000	—	(17,733)
HSBC	01/15/2021	USD	1,139,158	EUR	940,000	—	(9,645)
HSBC	01/15/2021	USD	1,291	GBP	1,000	—	(76)
HSBC	01/15/2021	USD	939,129	HKD	7,280,000	12	—
HSBC	01/15/2021	USD	1,071,617	JPY	111,247,000	—	(5,993)
HSBC	01/15/2021	USD	1,017,150	SEK	8,533,000	—	(20,189)
HSBC	01/15/2021	USD	173,461	SGD	233,000	—	(2,843)
HSBC	01/15/2021	GBP	404,000	USD	531,469	21,078	—
HSBC	01/15/2021	ILS	8,889,000	USD	2,626,066	140,885	—
HSBC	01/15/2021	CHF	14,000	USD	15,377	445	—
HSBC	01/15/2021	EUR	23,000	USD	27,252	857	—
HSBC	01/15/2021	HKD	15,292,000	USD	1,972,994	—	(333)
HSBC	01/15/2021	JPY	158,974,000	USD	1,524,278	15,646	—
HSBC	01/15/2021	NOK	14,309,000	USD	1,620,809	48,029	—
HSBC	01/15/2021	SGD	864,000	USD	650,299	3,465	—
HSBC	01/15/2021	CAD	5,000	USD	3,805	123	—
HSBC	01/15/2021	AUD	8,000	USD	5,842	327	—
JPM	01/15/2021	USD	163,811	EUR	138,000	—	(4,844)
JPM	01/15/2021	USD	1,932,375	JPY	201,201,000	—	(16,588)
JPM	01/15/2021	USD	2,995,354	KRW	3,259,484,000	—	(5,833)
JPM	01/15/2021	USD	3,011,772	NOK	27,739,000	—	(223,386)
JPM	01/15/2021	USD	292,283	SEK	2,427,000	—	(2,762)
JPM	01/15/2021	GBP	563,000	USD	744,423	25,585	—
JPM	01/15/2021	EUR	359,000	USD	431,454	7,291	—
JPM	01/15/2021	JPY	63,473,000	USD	610,919	3,921	—
JPM	01/15/2021	SGD	139,000	USD	104,595	582	—
JPM	01/15/2021	CAD	75,000	USD	57,424	1,501	—
SSB	01/15/2021	USD	196,749	AUD	268,000	—	(9,905)
SSB	01/15/2021	USD	95,777	CAD	127,000	—	(4,002)
SSB	01/15/2021	USD	4,673,400	EUR	3,926,000	—	(124,682)
SSB	01/15/2021	USD	5,098,633	GBP	3,910,000	—	(249,024)
SSB	01/15/2021	USD	8,770,125	HKD	67,998,000	—	(1,584)
SSB	01/15/2021	USD	3,440,292	JPY	360,547,897	—	(52,208)
SSB	01/15/2021	USD	388,230	SEK	3,348,000	—	(18,779)
SSB	01/15/2021	USD	186,088	THB	5,805,000	—	(7,669)
SSB	01/15/2021	CHF	3,799,000	USD	4,168,671	124,611	—
SSB	01/15/2021	JPY	31,642,000	USD	304,261	2,244	—
SSB	01/15/2021	GBP	54,000	USD	69,922	3,933	—
SSB	01/15/2021	AUD	5,269,000	USD	3,840,337	222,568	—
SSB	01/15/2021	EUR	75,000	USD	89,873	1,786	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SSB	01/15/2021	CAD	84,000	USD	64,511	$1,485	$—
SSB	01/15/2021	THB	45,807,000	USD	1,507,305	21,619	—
SSB	01/15/2021	HKD	4,927,000	USD	635,574	7	—
UBS	01/15/2021	USD	381,089	AUD	524,000	—	(22,965)
UBS	01/15/2021	USD	4,537	CAD	6,000	—	(177)
UBS	01/15/2021	USD	430,468	EUR	354,000	—	(2,166)
UBS	01/15/2021	USD	44,456	GBP	33,000	—	(677)
UBS	01/15/2021	USD	4,037,078	HKD	31,302,000	—	(864)
UBS	01/15/2021	USD	61,879	JPY	6,475,000	—	(842)
UBS	01/15/2021	USD	524,119	SEK	4,504,000	—	(23,422)
UBS	01/15/2021	AUD	406,000	USD	287,731	25,334	—
UBS	01/15/2021	CAD	41,000	USD	31,171	1,040	—
UBS	01/15/2021	EUR	143,000	USD	168,858	5,906	—
UBS	01/15/2021	GBP	58,000	USD	76,670	2,656	—
UBS	01/15/2021	JPY	58,836,000	USD	567,086	2,838	—
UBS	01/15/2021	HKD	7,562,000	USD	975,513	—	(18)

Total						$1,697,952	$(1,206,826)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	74.0%	$326,153,222
Real Estate Management & Development	21.1	92,974,182
IT Services	1.1	4,806,277
Diversified Telecommunication Services	1.0	4,259,014
Road & Rail	0.5	2,164,949

Investments	97.7	430,357,644
Short-Term Investments	2.3	10,390,316

Total Investments	100.0%	$440,747,960

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$226,984,972	$203,372,672	$—	$430,357,644
Other Investment Company	5,575,504	—	—	5,575,504
Repurchase Agreement	—	4,814,812	—	4,814,812

Total Investments	$232,560,476	$208,187,484	$—	$440,747,960

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$1,697,952	$—	$1,697,952

Total Other Financial Instruments	$—	$1,697,952	$—	$1,697,952

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements - CFD (H)	$—	$(11,653)	$—	$(11,653)
Forward Foreign Currency Contracts (H)	—	(1,206,826)	—	(1,206,826)

Total Other Financial Instruments	$—	$(1,218,479)	$—	$(1,218,479)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,180,444, collateralized by cash collateral of $5,575,504 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $7,010,961. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $14,213,624, representing 3.3% of the Portfolio’s net assets.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2020. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Rates disclosed reflect the yields at December 31, 2020.
(F)	The Portfolio receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Portfolio pays or receives a variable rate of interest, based on a specific benchmark, with an average spread of 20 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest is the Federal Funds Rate.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $403,932,035) (including securities loaned of $12,180,444)	$435,933,148
Repurchase agreement, at value (cost $4,814,812)	4,814,812
Cash	10,000
Cash collateral pledged at broker for:
OTC derivatives (A)	30,000
Foreign currency, at value (cost $9,985)	10,063
Receivables and other assets:
Investments sold	963,498
When-issued, delayed-delivery, forward and TBA commitments sold	69,925
Net income from securities lending	2,254
Shares of beneficial interest sold	354
Dividends	1,785,030
Tax reclaims	144,261
Unrealized appreciation on forward foreign currency contracts	1,697,952

Total assets	445,461,297

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,575,504
Payables and other liabilities:
Investments purchased	3,520,812
Dividends, interest and fees for borrowings from securities sold short	39
Shares of beneficial interest redeemed	9,715
Investment management fees	274,883
Distribution and service fees	18,919
Transfer agent costs	626
Trustees, CCO and deferred compensation fees	2,451
Audit and tax fees	14,784
Custody fees	56,316
Legal fees	3,166
Printing and shareholder reports fees	43,699
Other accrued expenses	17,547
Unrealized depreciation on OTC swap agreements - CFD	11,653
Unrealized depreciation on forward foreign currency contracts	1,206,826

Total liabilities	10,756,940

Net assets	$434,704,357

Net assets consist of:
Capital stock ($0.01 par value)	$401,567
Additional paid-in capital	489,252,291
Total distributable earnings (accumulated losses)	(54,949,501)

Net assets	$434,704,357

Net assets by class:
Initial Class	$343,554,323
Service Class	91,150,034

Shares outstanding:
Initial Class	32,151,014
Service Class	8,005,648

Net asset value and offering price per share:
Initial Class	$10.69
Service Class	11.39

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$16,670,759
Interest income	23,217
Net income from securities lending	69,149
Withholding taxes on foreign income	(544,462)

Total investment income	16,218,663

Expenses:
Investment management fees	4,243,700
Distribution and service fees:
Service Class	210,503
Transfer agent costs	7,966
Trustees, CCO and deferred compensation fees	17,082
Audit and tax fees	27,433
Custody fees	193,894
Legal fees	38,046
Printing and shareholder reports fees	51,711
Dividends, interest and fees for borrowings from securities sold short	598
Other	58,681

Total expenses	4,849,614

Net investment income (loss)	11,369,049

Net realized gain (loss) on:
Investments	(85,895,846)
Swap agreements	515,319
Forward foreign currency contracts	273,095
Foreign currency transactions	(268,846)

Net realized gain (loss)	(85,376,278)

Net change in unrealized appreciation (depreciation) on:
Investments	(36,526,666)
Swap agreements	(20,107)
Forward foreign currency contracts	1,136,773
Translation of assets and liabilities denominated in foreign currencies	9,022

Net change in unrealized appreciation (depreciation)	(35,400,978)

Net realized and change in unrealized gain (loss)	(120,777,256)

Net increase (decrease) in net assets resulting from operations	$(109,408,207)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$11,369,049	$19,888,274
Net realized gain (loss)	(85,376,278)	70,509,357
Net change in unrealized appreciation (depreciation)	(35,400,978)	86,651,688

Net increase (decrease) in net assets resulting from operations	(109,408,207)	177,049,319

Dividends and/or distributions to shareholders:
Initial Class	(62,472,382)	(7,907,278)
Service Class	(15,706,919)	(528,742)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(78,179,301)	(8,436,020)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,094,529	465,015,611
Service Class	11,130,483	9,739,608

	25,225,012	474,755,219

Dividends and/or distributions reinvested:
Initial Class	62,472,382	7,907,278
Service Class	15,706,919	528,742

	78,179,301	8,436,020

Cost of shares redeemed:
Initial Class	(470,380,536)	(69,278,257)
Service Class	(15,664,076)	(8,870,552)

	(486,044,612)	(78,148,809)

Net increase (decrease) in net assets resulting from capital share transactions	(382,640,299)	405,042,430

Net increase (decrease) in net assets	(570,227,807)	573,655,729

Net assets:
Beginning of year	1,004,932,164	431,276,435

End of year	$434,704,357	$1,004,932,164

Capital share transactions - shares:
Shares issued:
Initial Class	1,082,418	39,787,041
Service Class	932,542	726,891

	2,014,960	40,513,932

Shares reinvested:
Initial Class	6,480,538	620,179
Service Class	1,527,910	39,400

	8,008,448	659,579

Shares redeemed:
Initial Class	(43,159,364)	(5,449,383)
Service Class	(1,352,683)	(678,311)

	(44,512,047)	(6,127,694)

Net increase (decrease) in shares outstanding:
Initial Class	(35,596,408)	34,957,837
Service Class	1,107,769	87,980

	(34,488,639)	35,045,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$13.40	$10.80	$13.15	$12.26	$12.39

Investment operations:
Net investment income (loss) (A)	0.23	0.27	0.24	0.22	0.31	(B)
Net realized and unrealized gain (loss)	(0.53)	2.44	(1.48)	1.14	(0.22)

Total investment operations	(0.30)	2.71	(1.24)	1.36	0.09

Dividends and/or distributions to shareholders:
Net investment income	(1.51)	(0.11)	(1.11)	(0.47)	(0.22)
Net realized gains	(0.90)	—	—	—	—

Total dividends and/or distributions to shareholders	(2.41)	(0.11)	(1.11)	(0.47)	(0.22)

Net asset value, end of year	$10.69	$13.40	$10.80	$13.15	$12.26

Total return	(0.31)%	25.19%	(10.09)%	11.32%	0.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$343,554	$907,719	$353,992	$177,075	$370,080
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.78%	0.92%	0.92%	0.89%
Including waiver and/or reimbursement and recapture	0.82%	0.78%	0.91%	0.92%	0.87	%(B)
Net investment income (loss) to average net assets	2.03%	2.17%	2.03%	1.66%	2.45	%(B)
Portfolio turnover rate	107%	93%	241%	119%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$14.09	$11.35	$13.76	$12.81	$12.93

Investment operations:
Net investment income (loss) (A)	0.21	0.24	0.26	0.16	0.31	(B)
Net realized and unrealized gain (loss)	(0.53)	2.58	(1.60)	1.23	(0.24)

Total investment operations	(0.32)	2.82	(1.34)	1.39	0.07

Dividends and/or distributions to shareholders:
Net investment income	(1.48)	(0.08)	(1.07)	(0.44)	(0.19)
Net realized gains	(0.90)	—	—	—	—

Total dividends and/or distributions to shareholders	(2.38)	(0.08)	(1.07)	(0.44)	(0.19)

Net asset value, end of year	$11.39	$14.09	$11.35	$13.76	$12.81

Total return	(0.51)%	24.88%	(10.33)%	11.01%	0.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$91,150	$97,213	$77,284	$99,725	$95,835
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.03%	1.17%	1.17%	1.14%
Including waiver and/or reimbursement and recapture	1.06%	1.03%	1.16%	1.17%	1.13	%(B)
Net investment income (loss) to average net assets	1.82%	1.82%	2.06%	1.23%	2.33	%(B)
Portfolio turnover rate	107%	93%	241%	119%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities.Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,575,504	$—	$—	$—	$5,575,504
Total Borrowings	$5,575,504	$—	$—	$—	$5,575,504

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2020, if any, is listed within the Schedule of Investments.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$1,697,952	$	$—	$—	$1,697,952
Total	$—	$1,697,952	$—	$—	$—	$1,697,952

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
OTC swaps:
Unrealized depreciation on OTC swap agreements – CFD	$—	$—	$(11,653)	$—	$—	$(11,653)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(1,206,826)	—	—	—	(1,206,826)
Total	$—	$(1,206,826)	$(11,653)	$—	$—	$(1,218,479)

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$515,319	$—	$—	$515,319
Forward foreign currency contracts	—	273,095	—	—	—	273,095
Total	$—	$273,095	$515,319	$—	$—	$788,414

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$(20,107)	$—	$—	$(20,107)
Forward foreign currency contracts	—	1,136,773	—	—	—	1,136,773
Total	$—	$1,136,773	$(20,107)	$—	$—	$1,116,666

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Total return swaps:
Average notional value – long	$1,199,324
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	110,510,314
Average contract amounts sold – in USD	108,911,771

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$76,760	$(76,760)	$—	$—	$109,943	$(76,760)	$—	$33,183
BNP Paribas	600,612	(59,550)	—	541,062	59,550	(59,550)	—	—
Citibank, N.A.	1,342	(1,342)	—	—	73,858	(1,342)	—	72,516
Goldman Sachs International	333,464	(76,352)	—	257,112	76,352	(76,352)	—	—
HSBC Bank USA	230,867	(126,379)	—	104,488	126,379	(126,379)	—	—
JPMorgan Chase Bank, N.A.	38,880	(38,880)	—	—	253,413	(38,880)	—	214,533
State Street Bank & Trust Co.	378,253	(378,253)	—	—	467,853	(378,253)	—	89,600
UBS AG	37,774	(37,774)	—	—	51,131	(37,774)	—	13,357

Total	$1,697,952	$(795,290)	$—	$902,662	$1,218,479	$(795,290)	$—	$423,189

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $500 million	0.75
Over $500 million up to $750 million	0.70
Over $750 million	0.68

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2020
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021
Prior to May 1, 2020
Initial Class	1.00
Service Class	1.25

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 603,799,763	$ —	$ 1,036,060,844	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, CFD swap mark-to-market and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 440,157,900	$ 21,775,914	$ (20,992,348)	$ 783,566

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 55,487,382	$ 25,863,005

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 72,986,513	$ 5,192,788	$ —	$ 8,436,020	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 25,599,335	$ —	$ (81,350,387)	$ —	$ —	$ 801,551

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Real Estate Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,192,788 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	35.9%
Repurchase Agreements	33.1
U.S. Government Agency Obligations	13.7
Short-Term U.S. Government Agency Obligations	12.9
U.S. Government Obligations	4.6
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	0.24
Duration †	0.09

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,000.00	$0.90	$1,024.20	$0.92	0.18%
Service Class	1,000.00	1,000.00	0.85	1,024.30	0.87	0.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.7%
Federal Farm Credit Banks
SOFR + 0.04%, 0.13% (A), 11/03/2021	$ 19,105,000	$ 19,104,513
0.15% (A), 03/17/2021	1,485,000	1,484,981
1-Month LIBOR + 0.01%, 0.15% (A), 12/28/2021	1,810,000	1,809,855
SOFR + 0.08%, 0.17% (A), 11/03/2022	4,510,000	4,510,000
SOFR + 0.09%, 0.18% (A), 10/07/2022	3,055,000	3,055,000
SOFR + 0.11%, 0.20% (A), 01/15/2021	1,795,000	1,795,000
3-Month Treasury Money Market Yield + 0.12%, 0.22% (A), 05/02/2022	1,165,000	1,164,906
0.24% (A), 09/23/2021	2,000,000	2,000,000
SOFR + 0.15%, 0.25% (A), 12/13/2021	1,495,000	1,493,590
1-Month LIBOR + 0.11%, 0.26% (A), 07/09/2021 - 11/12/2021	1,160,000	1,160,000
SOFR + 0.18%, 0.27% (A), 01/14/2022	2,435,000	2,435,000
FFR + 0.18%, 0.27% (A), 07/20/2022	8,530,000	8,528,692
SOFR + 0.19%, 0.28% (A), 11/18/2021 - 07/14/2022	3,535,000	3,535,000
1-Month LIBOR + 0.13%, 0.28% (A), 10/08/2021	410,000	410,000
3-Month Treasury Money Market Yield + 0.23%, 0.32% (A), 07/08/2021	1,240,000	1,240,000
3-Month Treasury Money Market Yield + 0.26%, 0.36% (A), 06/17/2021	2,230,000	2,229,899
Federal Home Loan Banks
1-Month LIBOR - 0.02%, 0.13% (A), 04/27/2021	2,285,000	2,284,790
SOFR + 0.04%, 0.13% (A), 02/09/2021	5,050,000	5,049,909
SOFR + 0.05%, 0.14% (A), 01/22/2021	855,000	855,000
SOFR + 0.07%, 0.16% (A), 04/28/2022	1,470,000	1,470,000
SOFR + 0.08%, 0.17% (A), 07/08/2021 - 07/23/2021	2,960,000	2,960,000
SOFR + 0.09%, 0.18% (A), 09/10/2021	6,030,000	6,030,000
SOFR + 0.12%, 0.21% (A), 03/12/2021 - 02/28/2022	5,810,000	5,810,000
SOFR + 0.15%, 0.24% (A), 09/03/2021	6,000,000	6,000,000
Federal Home Loan Mortgage Corp.
SOFR + 0.07%, 0.16% (A), 11/10/2022, MTN	1,990,000	1,990,000
SOFR + 0.12%, 0.21% (A), 06/04/2021, MTN	5,975,000	5,969,869
SOFR + 0.18%, 0.27% (A), 12/13/2021, MTN	4,080,000	4,080,000
SOFR + 0.32%, 0.41% (A), 09/23/2021, MTN	4,330,000	4,330,000
1.13%, 08/12/2021	1,355,000	1,363,166
Federal National Mortgage Association
SOFR + 0.29%, 0.39% (A), 10/04/2021	9,000,000	9,000,000
SOFR + 0.35%, 0.44% (A), 04/07/2022	3,960,000	3,960,000
SOFR + 0.39%, 0.48% (A), 04/15/2022	4,380,000	4,380,000
1.38%, 10/07/2021	1,945,000	1,963,327

Total U.S. Government Agency Obligations (Cost $123,452,497)		123,452,497

U.S. GOVERNMENT OBLIGATIONS - 4.6%
U.S. Treasury - 4.6%
U.S. Treasury Floating Rate Note
3-Month Treasury Money Market Yield + 0.06%, 0.15%(A), 07/31/2022	4,918,100	4,918,100
3-Month Treasury Money Market Yield + 0.12%, 0.21%(A), 01/31/2021	8,000,000	7,999,663

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Floating Rate Note (continued)
3-Month Treasury Money Market Yield + 0.14%, 0.23% (A), 04/30/2021	$ 470,000	$ 469,875
3-Month Treasury Money Market Yield + 0.22%, 0.32% (A), 07/31/2021	8,000,000	7,998,791
3-Month Treasury Money Market Yield + 0.30%, 0.40% (A), 10/31/2021	1,630,000	1,630,804
U.S. Treasury Note 2.00%, 01/15/2021	1,035,000	1,035,645
2.25%, 04/30/2021	12,000,000	12,083,144
2.50%, 01/31/2021	5,000,000	5,009,408

Total U.S. Government Obligations (Cost $41,145,430)		41,145,430

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.9%
Federal Farm Credit Bank Discount Notes 0.11% (B), 06/30/2021 - 11/01/2021	8,225,000	8,218,892
0.13% (B), 08/24/2021 - 08/31/2021	1,775,000	1,773,474
0.15% (B), 07/01/2021	8,385,000	8,378,676
0.17% (B), 03/11/2021	3,500,000	3,498,860
0.19% (B), 06/01/2021	5,000,000	4,996,015
0.27% (B), 03/17/2021	3,145,000	3,143,231
0.35% (B), 01/19/2021	3,565,000	3,564,394
0.44% (B), 02/12/2021	3,060,000	3,058,465
0.90% (B), 01/20/2021	785,000	784,635
Federal Farm Credit Banks
SOFR + 0.08%, 0.17% (A), 01/14/2021	1,070,000	1,070,000
SOFR + 0.16%, 0.25% (A), 05/07/2021	19,295,000	19,295,000
Federal Home Loan Bank Discount Notes 0.10% (B), 01/15/2021 - 05/19/2021	2,935,000	2,934,435
0.11% (B), 01/15/2021	6,025,000	6,024,754
0.20% (B), 04/29/2021 - 06/11/2021	7,940,000	7,933,918
Federal Home Loan Banks
3-Month LIBOR - 0.17%, 0.06% (A), 01/08/2021	1,975,000	1,975,000
0.11% (B), 06/29/2021	3,910,000	3,909,880
SOFR + 0.04%, 0.13% (A), 02/25/2021	220,000	220,000
SOFR + 0.05%, 0.14% (A), 06/15/2021	2,790,000	2,790,000
SOFR + 0.08%, 0.17% (A), 03/04/2021	1,620,000	1,620,000
0.17% (B), 05/13/2021	6,595,000	6,594,943
SOFR + 0.11%, 0.20% (A), 03/25/2021	1,795,000	1,795,000
0.20%(B), 06/17/2021	5,035,000	5,034,820
SOFR + 0.16%, 0.25% (A), 05/07/2021	9,305,000	9,305,000
Federal National Mortgage Association SOFR + 0.25%, 0.34% (A), 03/24/2021	8,000,000	8,000,000

Total Short-Term U.S. Government Agency Obligations (Cost $115,919,392)		115,919,392

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 35.9%
U.S. Cash Management Bill
0.09% (B), 01/12/2021 - 03/09/2021	43,933,200	43,927,940
0.10% (B), 02/09/2021 - 02/23/2021	23,919,700	23,916,522
0.11% (B), 03/09/2021	20,000,000	19,996,092
U.S. Treasury Bill
0.07% (B), 01/21/2021	30,595,000	30,593,810
0.08% (B), 02/02/2021	40,000,000	39,997,333
0.09% (B), 01/05/2021	4,000,000	3,999,962
0.10% (B), 01/07/2021 - 02/11/2021	33,605,000	33,603,136

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bill (continued)
0.11% (B), 02/02/2021 - 05/06/2021	$ 76,125,000	$ 76,105,457
0.12% (B), 01/07/2021 - 02/09/2021	15,185,000	15,183,282
0.14% (B), 11/04/2021	4,502,900	4,497,716
0.16% (B), 05/20/2021	5,990,000	5,986,299
0.17% (B), 01/28/2021	7,000,000	6,999,134
0.18% (B), 02/25/2021 - 03/25/2021	18,360,000	18,353,803

Total Short-Term U.S. Government Obligations (Cost $323,160,486)		323,160,486

REPURCHASE AGREEMENTS - 33.1%
Barclays Capital, Inc., 0.06% (B), dated 12/31/2020, to be repurchased at $25,000,167 on 01/04/2021. Collateralized by U.S. Government Obligations, 0.13% - 3.00%, due 10/31/2022 - 08/15/2048, and with a total value of $25,500,057.	25,000,000	25,000,000
BNP Paribas SA, 0.06% (B), dated 12/31/2020, to be repurchased at $25,000,167 on 01/04/2021. Collateralized by U.S. Government Obligations, 0.00% - 7.88%, due 02/15/2021 - 08/15/2037, and with a total value of $25,500,000.	25,000,000	25,000,000
BNP Paribas SA, 0.08% (B), dated 12/31/2020, to be repurchased at $20,000,178 on 01/04/2021. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 7.50%, due 11/01/2023 - 11/20/2050, and with a total value of $20,400,063.	20,000,000	20,000,000
BNP Paribas SA, 0.10% (B), dated 09/22/2020, to be repurchased at $20,006,333 on 01/14/2021. Collateralized by U.S. Government Obligations, 0.00% - 1.75%, due 04/30/2021 - 05/15/2046, and with a total value of $20,400,000.	20,000,000	20,000,000
Citigroup Global Markets, Inc., 0.06% (B), dated 12/31/2020, to be repurchased at $25,000,167 on 01/04/2021. Collateralized by U.S. Government Obligations, 0.25% - 2.38%, due 11/30/2024 - 01/31/2025, and with a total value of $25,500,074.	25,000,000	25,000,000
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $200,254 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $204,351.	200,254	200,254
Goldman Sachs & Co., 0.05% (B), dated 12/31/2020, to be repurchased at $32,000,178 on 01/04/2021. Collateralized by a U.S. Government Obligation, 0.00%, due 11/15/2028, and with a value of $32,640,040.	32,000,000	32,000,000

	Principal	Value

REPURCHASE AGREEMENTS (continued)

Goldman Sachs & Co., 0.07% (B), dated 12/31/2020, to be repurchased at $23,000,179 on 01/04/2021. Collateralized by a U.S. Government Obligation, 3.00%, due 02/15/2048, and with a value of $23,460,107.

	$ 23,000,000	$ 23,000,000
JPMorgan Chase & Co., 0.06% (B), dated 12/31/2020, to be repurchased at $25,000,167 on 01/04/2021. Collateralized by a U.S. Government Obligation, 0.24%, due 01/31/2022, and with a value of $25,500,075.	25,000,000	25,000,000
JPMorgan Chase & Co., 0.08% (B), dated 12/31/2020, to be repurchased at $10,000,089 on 01/04/2021. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 08/20/2050, and with a value of $10,202,089.	10,000,000	10,000,000
Merrill Lynch & Co., Inc., 0.06% (B), dated 12/31/2020, to be repurchased at $20,000,133 on 01/04/2021. Collateralized by a U.S. Government Obligation, 5.25%, due 11/15/2028, and with a value of $20,400,129.	20,000,000	20,000,000
Merrill Lynch & Co., Inc., 0.08% (B), dated 12/31/2020, to be repurchased at $15,000,133 on 01/04/2021. Collateralized by a U.S. Government Agency Obligation, 2.61%, due 09/20/2070, and with a value of $15,300,000.	15,000,000	15,000,000
Toronto-Dominion Bank, 0.05% (B), dated 12/31/2020, to be repurchased at $35,000,194 on 01/04/2021. Collateralized by U.S. Government Obligations, 1.13% - 2.13%, due 08/15/2021 - 04/30/2022, and with a total value of $35,700,006.	35,000,000	35,000,000
Toronto-Dominion Bank, 0.07% (B), dated 12/31/2020, to be repurchased at $15,000,117 on 01/04/2021. Collateralized by U.S. Government Obligations, 0.13% - 2.38%, due 03/15/2021 - 06/30/2022, and with a total value of $15,300,093.	15,000,000	15,000,000
Wells Fargo Securities LLC, 0.06% (B), dated 12/31/2020, to be repurchased at $8,000,053 on 01/04/2021. Collateralized by U.S. Government Obligations, 1.63% - 2.00%, due 08/15/2022 - 11/15/2026, and with a total value of $8,160,100.	8,000,000	8,000,000

Total Repurchase Agreements (Cost $298,200,254)		298,200,254

Total Investments (Cost $901,878,059)		901,878,059
Net Other Assets (Liabilities) - (0.2)%		(1,807,101)

Net Assets - 100.0%		$ 900,070,958

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$123,452,497	$—	$123,452,497
U.S. Government Obligations	—	41,145,430	—	41,145,430
Short-Term U.S. Government Agency Obligations	—	115,919,392	—	115,919,392
Short-Term U.S. Government Obligations	—	323,160,486	—	323,160,486
Repurchase Agreements	—	298,200,254	—	298,200,254

Total Investments	$—	$901,878,059	$—	$901,878,059

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

FFR	Federal Funds Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $603,677,805)	$603,677,805
Repurchase agreement, at value (cost $298,200,254)	298,200,254
Receivables and other assets:
Shares of beneficial interest sold	578,590
Interest	195,990
Due from investment manager	181,149
Other assets from distributor	143,265

Total assets	902,977,053

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,355,608
Investment management fees	255,924
Distribution and service fees	143,265
Transfer agent costs	1,425
Trustees, CCO and deferred compensation fees	2,875
Audit and tax fees	15,388
Custody fees	53,543
Legal fees	32,743
Printing and shareholder reports fees	26,062
Other accrued expenses	19,262

Total liabilities	2,906,095

Net assets	$900,070,958

Net assets consist of:
Capital stock ($0.01 par value)	$9,000,786
Additional paid-in capital	891,076,781
Total distributable earnings (accumulated losses)	(6,609)

Net assets	$900,070,958

Net assets by class:
Initial Class	$228,115,561
Service Class	671,955,397

Shares outstanding:
Initial Class	228,118,389
Service Class	671,960,260

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest income	$3,616,033

Total investment income	3,616,033

Expenses:
Investment management fees	1,922,238
Distribution and service fees:
Service Class	1,484,452
Transfer agent costs	12,093
Trustees, CCO and deferred compensation fees	25,296
Audit and tax fees	24,372
Custody fees	186,232
Legal fees	667,265
Printing and shareholder reports fees	39,652
Other	48,143

Total expenses before waiver and/or reimbursement and recapture	4,409,743

Expenses waived and/or reimbursed:
Initial Class	(267,510)
Service Class	(2,131,751)
Recapture of previously waived and/or reimbursed fees:
Initial Class	21,688
Service Class	57,862

Net expenses	2,090,032

Net investment income (loss)	1,526,001

Net increase (decrease) in net assets resulting from operations	$1,526,001

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$1,526,001	$9,729,255

Net increase (decrease) in net assets resulting from operations	1,526,001	9,729,255

Dividends and/or distributions to shareholders:
Initial Class	(512,537)	(3,502,344)
Service Class	(1,013,463)	(6,226,912)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,526,000)	(9,729,256)

Capital share transactions:
Proceeds from shares sold:
Initial Class	156,104,772	55,719,505
Service Class	556,632,487	188,121,986

	712,737,259	243,841,491

Dividends and/or distributions reinvested:
Initial Class	512,559	3,502,502
Service Class	1,013,591	6,227,061

	1,526,150	9,729,563

Cost of shares redeemed:
Initial Class	(104,968,422)	(87,343,710)
Service Class	(271,815,506)	(178,840,079)

	(376,783,928)	(266,183,789)

Net increase (decrease) in net assets resulting from capital share transactions	337,479,481	(12,612,735)

Net increase (decrease) in net assets	337,479,482	(12,612,736)

Net assets:
Beginning of year	562,591,476	575,204,212

End of year	$900,070,958	$562,591,476

Capital share transactions - shares:
Shares issued:
Initial Class	156,104,772	55,719,505
Service Class	556,632,487	188,121,986

	712,737,259	243,841,491

Shares reinvested:
Initial Class	512,559	3,502,502
Service Class	1,013,591	6,227,061

	1,526,150	9,729,563

Shares redeemed:
Initial Class	(104,968,422)	(87,343,710)
Service Class	(271,815,506)	(178,840,079)

	(376,783,928)	(266,183,789)

Net increase (decrease) in shares outstanding:
Initial Class	51,648,909	(28,121,703)
Service Class	285,830,572	15,508,968

	337,479,481	(12,612,735)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.02	0.02		0.00	(B)	0.00	(B)(C)
Net realized and unrealized gain (loss)	—		—	(0.00	)(B)	0.00	(B)	—

Total investment operations	0.00	(B)	0.02	0.02		0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.02)	(0.02)		(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.29%		1.95%	1.72%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$228,116		$176,468	$204,590		$178,217		$216,616
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.37%		0.29%	0.32%		0.33%		0.36%
Including waiver and/or reimbursement and recapture	0.25	%(D)	0.29%	0.32	%(E)	0.73	%(E)	0.45	%(C)(E)
Net investment income (loss) to average net assets	0.25%		1.96%	1.58%		0.22%		0.01	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of June 30, 2018, but could recapture available amounts in the future. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.02	0.01		0.00	(B)	0.00	(B)(C)
Net realized and unrealized gain (loss)	—		—	(0.00	)(B)	0.00	(B)	—

Total investment operations	0.00	(B)	0.02	0.01		0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.02)	(0.01)		(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.25%		1.70%	0.78%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$671,955		$386,123	$370,614		$328,857		$434,978
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%		0.54%	0.57%		0.58%		0.61%
Including waiver and/or reimbursement and recapture	0.27	%(D)	0.54%	1.05	%(E)	0.94	%(E)	0.46	%(C)(E)
Net investment income (loss) to average net assets	0.17%		1.70%	0.84%		0.01%		0.01	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of June 30, 2018, but could recapture available amounts in the future. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Government money market fund risk: The Portfolio operates as a “government” money market portfolio under applicable federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTORS (continued)

are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2020
Initial Class	0.38%	May 1, 2021
Service Class	0.63	May 1, 2021
Prior to May 1, 2020
Initial Class	0.48
Service Class	0.73

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Portfolio’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Portfolio of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. There can be no assurance that the Portfolio will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of yield are included in “Expenses waived and/or reimbursed,” and amounts recaptured by TAM under the voluntary yield waiver are included in “Recapture of previously waived and/or reimbursed fees,” in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Portfolio’s Financial Highlights in this shareholder report.

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2018	2019	2020	Total
Initial Class	$—	$—	$245,822	$245,822
Service Class	—	—	743,940	743,940

As of December 31, 2020, the balances available for recapture by TAM due to the maintenance of the yield is as follows:

	Amounts Available
	2018(A)	2019	2020	Total
Initial Class	$—	$—	$244,584	$244,584
Service Class	—	—	740,950	740,950

(A)	Effective June 30, 2018, TAM discontinued the earlier recaptures under the voluntary fee waiver.

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, the due to amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived
	2018	2019	2020	Total
Initial Class	$—	$—	$21,688	$21,688
Service Class	—	—	57,862	57,862

As of December 31, 2020, there are no amounts available for recapture by TAM due to the operating expense limitation.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 901,878,059	$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 6,632	$ —

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,526,000	$ —	$ —	$ 9,729,256	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 23	$ —	$ (6,632)	$ —	$ —	$ —

8. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Government Money Market VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Government Money Market VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Government Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

MARKET ENVIRONMENT

Despite positive annual returns in asset classes including global equities, investment grade bonds, high yield bonds, and Treasury bonds, markets in 2020 were rattled by the COVID-19 pandemic, creating significant volatility, both in severity and in duration.

By mid-March 2020, all 50 states in the U.S. had reported cases of COVID-19, and by the end of that month, U.S. stocks had posted their worst quarterly loss since 2008. The pandemic forced several sectors of the economy and nonessential businesses to close. In the U.S., initial jobless claims jumped to 3.3 million, prompting a $2.2 trillion government stimulus package response before peaking at 6.9 million. Since the equity market’s March 2020 low, the S&P 500® Index surged over 70% to close the year with an 18.40% return. The dramatic rebound of asset prices was largely driven by swift and globally coordinated governmental stimulus.

Ongoing uncertainty surrounded global developed markets at the start of the year. The United Kingdom finally left the European Union, three and a half years after the landmark Brexit referendum in June 2016. In response to COVID-19 fears, developed market stocks initially erased their calendar year 2019 gains. Despite avoiding the surge of confirmed COVID-19 infections that China and South Korea experienced, Japan saw its markets post declines, as investors speculated that Prime Minister Shinzo Abe would announce a state of emergency. By the end of 2020, however, Japanese markets and global stocks generally rebounded to post solid gains. As global developed markets concluded the year on a high note, and emerging markets were driven by a strengthening Chinese economy and tech-heavy Korea and Taiwan, the MSCI ACWI Index ended the year positive, returning 16.82% in 2020. Among equity factors, momentum held up well. The factor returned 29.62% in calendar year 2020, as measured by the MSCI USA Momentum Index.

Bond markets experienced positive results over the year. While rate-sensitive securities largely acted as ballast during the equity market shocks in the first quarter of 2020, strengthening investor sentiment boosted credit-sensitive securities in the second half of the year. The 10-year Treasury rate plummeted from 1.88% at the start of the year down to 0.54% on March 9th, eventually falling to 0.52% on August 4th before steadily rising into the end of the year as investors began to price in a possible recovery. Investment grade credit option-adjusted spreads began the year at 1.01% and peaked at 4.01% in late March before falling steadily to end the year at 1.03%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in calendar year 2020.

PERFORMANCE

For the year ended December 31, 2020, Transamerica BlackRock iShares Edge 40 VP, Initial Class returned 9.65%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Conservative Portfolio Index and the Transamerica BlackRock iShares Edge 40 VP Blended Benchmark, returned 10.08% and 12.69%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity ETFs. Over the past year, the Portfolio’s underperformance was predominantly driven by the exposure to value and minimum volatility factors. This was slightly offset by the exposure to the momentum factor.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and only the Low Volatility exposure outside of the U.S. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is lower than the benchmark (as measured on an ex-ante basis).

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.9%
Other Investment Company	2.4
Repurchase Agreement	0.1
Common Stock	0.0
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.65%	6.34%	5.21%	05/01/2002
Dow Jones Moderately Conservative Portfolio Index (A)	10.08%	7.35%	5.94%
Transamerica BlackRock iShares Edge 40 VP Blended Benchmark (B) (C) (D) (E) (F)	12.69%	8.55%	7.22%
Service Class	9.45%	6.11%	4.96%	05/01/2003

(A) The Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 40 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 30% MSCI USA Index, 10% ICE BofAML U.S. Corporate Index and 10% MSCI All Country World Index ex-U.S.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(E) The ICE BofAML U.S. Corporate Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

(F) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions. There are other investment choices available with different management fees associated with each choice.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,083.80	$1.52	$1,023.70	$1.48	0.29%
Service Class	1,000.00	1,082.90	2.83	1,022.40	2.75	0.54

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCK - 0.0%
Banks - 0.0%
Banco Espirito Santo SA (A) (B) (C) (D)	8,203	$ 0

Total Common Stock (Cost $9,697)		0

EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 10.1%
iShares MSCI EAFE Min Vol Factor ETF (E)	374,266	27,474,867
iShares MSCI Emerging Markets Min Vol Factor ETF (E)	131,813	8,051,138

		35,526,005

U.S. Equity Funds - 30.6%
iShares MSCI USA Min Vol Factor ETF	342,598	23,255,552
iShares MSCI USA Momentum Factor ETF (E)	143,407	23,130,115
iShares MSCI USA Quality Factor ETF	199,849	23,224,452
iShares MSCI USA Size Factor ETF	129,714	14,420,306
iShares MSCI USA Value Factor ETF (E)	267,795	23,274,064

		107,304,489

U.S. Fixed Income Funds - 59.2%
iShares Broad USD Investment Grade Corporate Bond ETF (E)	542,239	33,602,551
iShares Core U.S. Aggregate Bond ETF	1,470,259	173,769,911

		207,372,462

Total Exchange-Traded Funds (Cost $299,844,332)		350,202,956

	Shares	Value
OTHER INVESTMENT COMPANY - 2.4%
Securities Lending Collateral - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (F)	8,313,808	$ 8,313,808

Total Other Investment Company (Cost $8,313,808)		8,313,808

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2020, to be repurchased at $326,993 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $333,580.	$ 326,993	326,993

Total Repurchase Agreement (Cost $326,993)		326,993

Total Investments (Cost $308,494,830)		358,843,757
Net Other Assets (Liabilities) - (2.4)%		(8,252,874)

Net Assets - 100.0%		$ 350,590,883

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stock	$—	$—	$0	$0
Exchange-Traded Funds	350,202,956	—	—	350,202,956
Other Investment Company	8,313,808	—	—	8,313,808
Repurchase Agreement	—	326,993	—	326,993

Total Investments	$358,516,764	$326,993	$0	$358,843,757

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is Level 3 of the fair value hierarchy.
(B)	Non-income producing security.
(C)	Security deemed worthless.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,182,036, collateralized by cash collateral of $8,313,808 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $37,500. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Rates disclosed reflect the yields at December 31, 2020.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Level 3 securities were not considered significant to the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $308,167,837) (including securities loaned of $8,182,036)	$358,516,764
Repurchase agreement, at value (cost $326,993)	326,993
Cash	800
Foreign currency, at value (cost $510)	562
Receivables and other assets:
Investments sold	7,190,222
Net income from securities lending	15,326
Shares of beneficial interest sold	10,922
Tax reclaims	59,414

Total assets	366,121,003

Liabilities:
Cash collateral received upon return of:
Securities on loan	8,313,808
Payables and other liabilities:
Investments purchased	6,915,380
Shares of beneficial interest redeemed	99,740
Investment management fees	73,781
Distribution and service fees	67,914
Transfer agent costs	536
Trustees, CCO and deferred compensation fees	1,546
Audit and tax fees	18,367
Custody fees	11,835
Legal fees	1,797
Printing and shareholder reports fees	18,076
Other accrued expenses	7,340

Total liabilities	15,530,120

Net assets	$350,590,883

Net assets consist of:
Capital stock ($0.01 par value)	$353,688
Additional paid-in capital	288,012,014
Total distributable earnings (accumulated losses)	62,225,181

Net assets	$350,590,883

Net assets by class:
Initial Class	$27,992,311
Service Class	322,598,572

Shares outstanding:
Initial Class	2,803,599
Service Class	32,565,185

Net asset value and offering price per share:
Initial Class	$9.98
Service Class	9.91

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$7,003,173
Interest income	913
Net income from securities lending	134,767
Withholding taxes on foreign income	239

Total investment income	7,139,092

Expenses:
Investment management fees	1,008,409
Distribution and service fees:
Service Class	775,959
Transfer agent costs	4,953
Trustees, CCO and deferred compensation fees	10,593
Audit and tax fees	31,717
Custody fees	45,971
Legal fees	21,551
Printing and shareholder reports fees	6,949
Other	20,697

Total expenses before waiver and/or reimbursement and recapture	1,926,799

Expenses waived and/or reimbursed:
Initial Class	(12,877)
Service Class	(155,191)

Net expenses	1,758,731

Net investment income (loss)	5,380,361

Net realized gain (loss) on:
Investments	6,718,727
Foreign currency transactions	946

Net realized gain (loss)	6,719,673

Net change in unrealized appreciation (depreciation) on:
Investments	18,147,542
Translation of assets and liabilities denominated in foreign currencies	4,079

Net change in unrealized appreciation (depreciation)	18,151,621

Net realized and change in unrealized gain (loss)	24,871,294

Net increase (decrease) in net assets resulting from operations	$30,251,655

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$5,380,361	$7,355,357
Net realized gain (loss)	6,719,673	2,375,979
Net change in unrealized appreciation (depreciation)	18,151,621	37,143,018

Net increase (decrease) in net assets resulting from operations	30,251,655	46,874,354

Dividends and/or distributions to shareholders:
Initial Class	(811,424)	(3,849,803)
Service Class	(9,020,707)	(47,113,653)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,832,131)	(50,963,456)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,503,161	1,209,876
Service Class	19,179,475	8,779,672

	23,682,636	9,989,548

Dividends and/or distributions reinvested:
Initial Class	811,424	3,849,803
Service Class	9,020,707	47,113,653

	9,832,131	50,963,456

Cost of shares redeemed:
Initial Class	(4,431,865)	(3,444,414)
Service Class	(40,629,163)	(35,101,718)

	(45,061,028)	(38,546,132)

Net increase (decrease) in net assets resulting from capital share transactions	(11,546,261)	22,406,872

Net increase (decrease) in net assets	8,873,263	18,317,770

Net assets:
Beginning of year	341,717,620	323,399,850

End of year	$350,590,883	$341,717,620

Capital share transactions - shares:
Shares issued:
Initial Class	479,832	124,023
Service Class	2,059,359	922,393

	2,539,191	1,046,416

Shares reinvested:
Initial Class	85,323	424,455
Service Class	955,583	5,229,040

	1,040,906	5,653,495

Shares redeemed:
Initial Class	(471,312)	(351,042)
Service Class	(4,396,277)	(3,566,533)

	(4,867,589)	(3,917,575)

Net increase (decrease) in shares outstanding:
Initial Class	93,843	197,436
Service Class	(1,381,335)	2,584,900

	(1,287,492)	2,782,336

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$9.39	$9.61	$10.22	$9.48	$9.41

Investment operations:
Net investment income (loss) (A)	0.17	0.24	0.20	0.14	0.13	(B)
Net realized and unrealized gain (loss)	0.72	1.18	(0.62)	0.78	0.08

Total investment operations	0.89	1.42	(0.42)	0.92	0.21

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.19)	(0.18)	(0.14)
Net realized gains	(0.07)	(1.40)	—	—	—

Total dividends and/or distributions to shareholders	(0.30)	(1.64)	(0.19)	(0.18)	(0.14)

Net asset value, end of year	$9.98	$9.39	$9.61	$10.22	$9.48

Total return	9.65%	15.31%	(4.14)%	9.74%	2.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,992	$25,439	$24,134	$28,215	$30,086
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.34%	0.34%	0.79%	0.86%	0.85%
Including waiver and/or reimbursement and recapture (D)	0.29%	0.30%	0.77%	0.86%	0.83	%(B)
Net investment income (loss) to average net assets	1.84%	2.42%	2.04%	1.46%	1.34	%(B)
Portfolio turnover rate	13%	4%	136%	28%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$9.32	$9.54	$10.15	$9.41	$9.34

Investment operations:
Net investment income (loss) (A)	0.15	0.21	0.18	0.12	0.10	(B)
Net realized and unrealized gain (loss)	0.72	1.18	(0.62)	0.77	0.09

Total investment operations	0.87	1.39	(0.44)	0.89	0.19

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.17)	(0.15)	(0.12)
Net realized gains	(0.07)	(1.40)	—	—	—

Total dividends and/or distributions to shareholders	(0.28)	(1.61)	(0.17)	(0.15)	(0.12)

Net asset value, end of year	$9.91	$9.32	$9.54	$10.15	$9.41

Total return	9.45%	15.10%	(4.43)%	9.52%	1.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$322,599	$316,279	$299,266	$349,097	$364,965
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.59%	0.59%	1.04%	1.11%	1.10%
Including waiver and/or reimbursement and recapture (D)	0.54%	0.55%	1.02%	1.11%	1.08	%(B)
Net investment income (loss) to average net assets	1.58%	2.17%	1.79%	1.21%	1.08	%(B)
Portfolio turnover rate	13%	4%	136%	28%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$8,313,808	$—	$—	$—	$8,313,808
Total Borrowings	$8,313,808	$—	$—	$—	$8,313,808

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTORS (continued)

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.31%	May 1, 2021
Service Class	0.56	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 43,023,874	$ 59,110,433

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 308,680,027	$ 50,173,427	$ (9,697)	$ 50,163,730

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 8,912,112	$ 920,019	$ —	$ 6,669,303	$ 44,294,153	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,279,851	$ 6,777,850	$ —	$ —	$ —	$ 50,167,480

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 40 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $920,019 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 591,158	$ 85,640

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

MARKET ENVIRONMENT

Despite positive annual returns in asset classes including global equities, investment grade bonds, high yield bonds, and Treasury bonds, markets in 2020 were rattled by the COVID-19 pandemic, creating significant volatility, both in severity and in duration.

By mid-March 2020, all 50 states in the U.S. had reported cases of COVID-19, and by the end of that month, U.S. stocks had posted their worst quarterly loss since 2008. The pandemic forced several sectors of the economy and nonessential businesses to close. In the U.S., initial jobless claims jumped to 3.3 million, prompting a $2.2 trillion government stimulus package response before peaking at 6.9 million. Since the equity market’s March 2020 low, the S&P 500® Index surged over 70% to close the year with an 18.40% return. The dramatic rebound of asset prices was largely driven by swift and globally coordinated governmental stimulus.

Ongoing uncertainty surrounded global developed markets at the start of the year. The United Kingdom finally left the European Union, three and a half years after the landmark Brexit referendum in June 2016. In response to COVID-19 fears, developed market stocks initially erased their calendar year 2019 gains. Despite avoiding the surge of confirmed COVID-19 infections that China and South Korea experienced, Japan saw its markets post declines, as investors speculated that Prime Minister Shinzo Abe would announce a state of emergency. By the end of 2020, however, Japanese markets and global stocks generally rebounded to post solid gains. As global developed markets concluded the year on a high note, and emerging markets were driven by a strengthening Chinese economy and tech-heavy Korea and Taiwan, the MSCI ACWI Index ended the year positive, returning 16.82% in 2020. Among equity factors, momentum held up well. The factor returned 29.62% in calendar year 2020, as measured by the MSCI USA Momentum Index.

Bond markets experienced positive results over the year. While rate-sensitive securities largely acted as ballast during the equity market shocks in the first quarter of 2020, strengthening investor sentiment boosted credit-sensitive securities in the second half of the year. The 10-year Treasury rate plummeted from 1.88% at the start of the year down to 0.54% on March 9th, eventually falling to 0.52% on August 4th before steadily rising into the end of the year as investors began to price in a possible recovery. Investment grade credit option-adjusted spreads began the year at 1.01% and peaked at 4.01% in late March before falling steadily to end the year at 1.03%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in calendar year 2020.

PERFORMANCE

For the year ended December 31, 2020, Transamerica BlackRock iShares Edge 50 VP, Service Class returned 9.72%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderate Portfolio Index and the Transamerica BlackRock iShares Edge 50 VP Blended Benchmark, returned 12.24% and 13.64%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity ETFs. Over the past year, the Portfolio’s underperformance was predominantly driven by the exposure to value and minimum volatility factors. This was slightly offset by the exposure to the momentum factor.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and only the Low Volatility exposure outside of the U.S. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is lower than the benchmark (as measured on an ex-ante basis).

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.6%
U.S. Equity Funds	37.9
International Equity Funds	12.4
Other Investment Company	1.6
Net Other Assets (Liabilities)	(1.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Service Class	9.72%	7.87%	03/21/2016
Dow Jones Moderate Portfolio Index (A)	12.24%	9.39%
Transamerica BlackRock iShares Edge 50 VP Blended Benchmark (B) (C) (D) (E)	13.64%	9.39%

(A) The Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile.

(B) The Transamerica BlackRock iShares Edge 50 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 38% MSCI USA Index and 12% MSCI All Country World Index ex-U.S.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(E) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

iShares Edge strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,097.20	$2.79	$1,022.50	$2.69	0.53%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 12.4%
iShares MSCI EAFE Min Vol Factor ETF	641,800	$ 47,114,538
iShares MSCI Emerging Markets Min Vol Factor ETF	223,349	13,642,157

		60,756,695

U.S. Equity Funds - 37.9%
iShares MSCI USA Min Vol Factor ETF	591,132	40,126,040
iShares MSCI USA Momentum Factor ETF (A)	247,440	39,909,597
iShares MSCI USA Quality Factor ETF	344,827	40,072,346
iShares MSCI USA Size Factor ETF	223,046	24,796,024
iShares MSCI USA Value Factor ETF (A)	463,470	40,280,178

		185,184,185

U.S. Fixed Income Fund - 49.6%
iShares Core U.S. Aggregate Bond ETF	2,050,151	242,307,346

Total Exchange-Traded Funds (Cost $434,792,829)		488,248,226

	Shares	Value
OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	8,041,117	$ 8,041,117

Total Other Investment Company (Cost $8,041,117)		8,041,117

Total Investments (Cost $442,833,946)		496,289,343
Net Other Assets (Liabilities) - (1.5)%		(7,321,059)

Net Assets - 100.0%		$ 488,968,284

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$488,248,226	$—	$—	$488,248,226
Other Investment Company	8,041,117	—	—	8,041,117

Total Investments	$496,289,343	$—	$—	$496,289,343

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,872,248, collateralized by cash collateral of $8,041,117. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $442,833,946) (including securities loaned of $7,872,248)	$496,289,343
Cash	1,656,819
Receivables and other assets:
Investments sold	11,178,542
Net income from securities lending	16,394

Total assets	509,141,098

Liabilities:
Cash collateral received upon return of:
Securities on loan	8,041,117
Payables and other liabilities:
Investments purchased	11,808,595
Shares of beneficial interest redeemed	81,458
Investment management fees	102,232
Distribution and service fees	102,232
Transfer agent costs	702
Trustees, CCO and deferred compensation fees	1,024
Audit and tax fees	14,402
Custody fees	4,964
Legal fees	2,088
Printing and shareholder reports fees	5,983
Other accrued expenses	8,017

Total liabilities	20,172,814

Net assets	$488,968,284

Net assets consist of:
Capital stock ($0.01 par value)	$356,969
Additional paid-in capital	422,483,637
Total distributable earnings (accumulated losses)	66,127,678

Net assets	$488,968,284

Shares outstanding	35,696,942

Net asset value and offering price per share	$13.70

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$7,906,074
Net income from securities lending	80,357

Total investment income	7,986,431

Expenses:
Investment management fees	1,190,865
Distribution and service fees	992,388
Transfer agent costs	5,984
Trustees, CCO and deferred compensation fees	12,568
Audit and tax fees	21,822
Custody fees	13,051
Legal fees	26,481
Printing and shareholder reports fees	13,649
Other	22,820

Total expenses before waiver and/or reimbursement and recapture	2,299,628

Expense waived and/or reimbursed	(198,478)

Net expenses	2,101,150

Net investment income (loss)	5,885,281

Net realized gain (loss) on:
Unaffiliated investments	7,158,132

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	29,424,784

Net realized and change in unrealized gain (loss)	36,582,916

Net increase (decrease) in net assets resulting from operations	$42,468,197

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$5,885,281	$5,047,618
Net realized gain (loss)	7,158,132	1,395,144
Net change in unrealized appreciation (depreciation)	29,424,784	25,188,924

Net increase (decrease) in net assets resulting from operations	42,468,197	31,631,686

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(6,445,441)	(2,516,403)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,445,441)	(2,516,403)

Capital share transactions:
Proceeds from shares sold	129,011,743	149,015,784
Dividends and/or distributions reinvested	6,445,441	2,516,403
Cost of shares redeemed	(10,824,780)	(2,228,302)

Net increase (decrease) in net assets resulting from capital share transactions	124,632,404	149,303,885

Net increase (decrease) in net assets	160,655,160	178,419,168

Net assets:
Beginning of year	328,313,124	149,893,956

End of year	$488,968,284	$328,313,124

Capital share transactions - shares:
Shares issued	10,187,458	12,287,392
Shares reinvested	497,717	206,432
Shares redeemed	(876,131)	(185,359)

Net increase (decrease) in shares outstanding	9,809,044	12,308,465

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$12.68	$11.04	$11.49	$10.27	$10.00

Investment operations:
Net investment income (loss) (B)	0.19	0.27	0.23	0.18	0.20
Net realized and unrealized gain (loss)	1.03	1.50	(0.52)	1.14	0.07	(C)

Total investment operations	1.22	1.77	(0.29)	1.32	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.11)	(0.10)	(0.08)	—
Net realized gains	(0.04)	(0.02)	(0.06)	(0.02)	—

Total dividends and/or distributions to shareholders	(0.20)	(0.13)	(0.16)	(0.10)	—

Net asset value, end of period/year	$13.70	$12.68	$11.04	$11.49	$10.27

Total return	9.72%	16.04%	(2.62)%	12.85%	2.70	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$488,968	$328,313	$149,894	$71,329	$45,605
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.60%	0.61%	0.79	%(F)
Including waiver and/or reimbursement and recapture (G)	0.53%	0.54%	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	1.48%	2.21%	2.03%	1.65%	2.52	%(F)
Portfolio turnover rate	11%	2%	6%	9%	6	%(D)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$8,041,117	$—	$—	$—	$8,041,117
Total Borrowings	$8,041,117	$—	$—	$—	$8,041,117

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 169,492,724	$ 45,129,986

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 443,092,896	$ 53,196,447	$ —	$ 53,196,447

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,048,715	$ 1,396,726	$ —	$ 2,156,917	$ 359,486	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,832,578	$ 7,098,653	$ —	$ —	$ —	$ 53,196,447

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 50 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the four years in the period then ended and for the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,396,726 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 883,583	$ 128,738

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

MARKET ENVIRONMENT

Despite positive annual returns in asset classes including global equities, investment grade bonds, high yield bonds, and Treasury bonds, markets in 2020 were rattled by the COVID-19 pandemic, creating significant volatility, both in severity and in duration.

By mid-March 2020, all 50 states in the U.S. had reported cases of COVID-19, and by the end of that month, U.S. stocks had posted their worst quarterly loss since 2008. The pandemic forced several sectors of the economy and nonessential businesses to close. In the U.S., initial jobless claims jumped to 3.3 million, prompting a $2.2 trillion government stimulus package response before peaking at 6.9 million. Since the equity market’s March 2020 low, the S&P 500® Index surged over 70% to close the year with an 18.40% return. The dramatic rebound of asset prices was largely driven by swift and globally coordinated governmental stimulus.

Ongoing uncertainty surrounded global developed markets at the start of the year. The United Kingdom finally left the European Union, three and a half years after the landmark Brexit referendum in June 2016. In response to COVID-19 fears, developed market stocks initially erased their calendar year 2019 gains. Despite avoiding the surge of confirmed COVID-19 infections that China and South Korea experienced, Japan saw its markets post declines, as investors speculated that Prime Minister Shinzo Abe would announce a state of emergency. By the end of 2020, however, Japanese markets and global stocks generally rebounded to post solid gains. As global developed markets concluded the year on a high note, and emerging markets were driven by a strengthening Chinese economy and tech-heavy Korea and Taiwan, the MSCI ACWI Index ended the year positive, returning 16.82% in 2020. Among equity factors, momentum held up well. The factor returned 29.62% in calendar year 2020, as measured by the MSCI USA Momentum Index.

Bond markets experienced positive results over the year. While rate-sensitive securities largely acted as ballast during the equity market shocks in the first quarter of 2020, strengthening investor sentiment boosted credit-sensitive securities in the second half of the year. The 10-year Treasury rate plummeted from 1.88% at the start of the year down to 0.54% on March 9th, eventually falling to 0.52% on August 4th before steadily rising into the end of the year as investors began to price in a possible recovery. Investment grade credit option-adjusted spreads began the year at 1.01% and peaked at 4.01% in late March before falling steadily to end the year at 1.03%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in calendar year 2020.

PERFORMANCE

For the year ended December 31, 2020, Transamerica BlackRock iShares Edge 75 VP, Service Class returned 10.26%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Aggressive Portfolio Index and the Transamerica BlackRock iShares Edge 75 VP Blended Benchmark, returned 14.14% and 16.07%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity ETFs. Over the past year, the Portfolio’s underperformance was predominantly driven by the exposure to value and minimum volatility factors. This was slightly offset by the exposure to the momentum factor.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and only the Low Volatility exposure outside of the U.S. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is lower than the benchmark (as measured on an ex-ante basis).

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.8%
U.S. Fixed Income Fund	24.7
International Equity Funds	18.5
Other Investment Company	1.3
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Service Class	10.26%	9.66%	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (A)	14.14%	11.39%
Transamerica BlackRock Smart Beta 75 VP Blended Benchmark (B) (C) (D) (E)	16.07%	11.82%

(A) The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 75 VP Blended Benchmark is composed of the following benchmarks: 25% Bloomberg Barclays US Aggregate Bond Index, 56% MSCI USA Index and 19% MSCI All Country World Index ex-U.S.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(E) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

iShares Edge strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,143.60	$3.02	$1,022.30	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 18.5%
iShares MSCI EAFE Min Vol Factor ETF	378,482	$ 27,784,364
iShares MSCI Emerging Markets Min Vol Factor ETF	134,752	8,230,652

		36,015,016

U.S. Equity Funds - 56.8%
iShares MSCI USA Min Vol Factor ETF	338,914	23,005,482
iShares MSCI USA Momentum Factor ETF (A)	149,588	24,127,049
iShares MSCI USA Quality Factor ETF	208,462	24,225,369
iShares MSCI USA Size Factor ETF	135,752	15,091,550
iShares MSCI USA Value Factor ETF (A)	280,188	24,351,139

		110,800,589

U.S. Fixed Income Fund - 24.7%
iShares Core U.S. Aggregate Bond ETF	407,840	48,202,609

Total Exchange-Traded Funds (Cost $168,413,595)		195,018,214

	Shares	Value
OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	2,630,762	$ 2,630,762

Total Other Investment Company (Cost $2,630,762)		2,630,762

Total Investments (Cost $171,044,357)		197,648,976
Net Other Assets (Liabilities) - (1.3)%		(2,595,412)

Net Assets - 100.0%		$ 195,053,564

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$195,018,214	$—	$—	$195,018,214
Other Investment Company	2,630,762	—	—	2,630,762

Total Investments	$197,648,976	$—	$—	$197,648,976

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,543,908, collateralized by cash collateral of $2,630,762 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,095,750. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $171,044,357) (including securities loaned of $8,543,908)	$197,648,976
Cash	640,446
Receivables and other assets:
Investments sold	3,198,399
Net income from securities lending	5,199

Total assets	201,493,020

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,630,762
Payables and other liabilities:
Investments purchased	3,435,612
Shares of beneficial interest redeemed	265,410
Investment management fees	42,128
Distribution and service fees	40,865
Transfer agent costs	285
Trustees, CCO and deferred compensation fees	455
Audit and tax fees	13,122
Custody fees	3,004
Legal fees	868
Printing and shareholder reports fees	1,988
Other accrued expenses	4,957

Total liabilities	6,439,456

Net assets	$195,053,564

Net assets consist of:
Capital stock ($0.01 par value)	$131,900
Additional paid-in capital	161,854,011
Total distributable earnings (accumulated losses)	33,067,653

Net assets	$195,053,564

Shares outstanding	13,190,028

Net asset value and offering price per share	$14.79

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$3,141,477
Net income from securities lending	49,559

Total investment income	3,191,036

Expenses:
Investment management fees	495,327
Distribution and service fees	412,773
Transfer agent costs	2,475
Trustees, CCO and deferred compensation fees	5,247
Audit and tax fees	19,129
Custody fees	9,319
Legal fees	10,883
Printing and shareholder reports fees	6,050
Other	13,508

Total expenses before waiver and/or reimbursement and recapture	974,711

Expense waived and/or reimbursed	(84,416)
Recapture of previously waived and/or reimbursed fees	33,975

Net expenses	924,270

Net investment income (loss)	2,266,766

Net realized gain (loss) on:
Unaffiliated investments	4,406,237

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,737,180

Net realized and change in unrealized gain (loss)	17,143,417

Net increase (decrease) in net assets resulting from operations	$19,410,183

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$2,266,766	$2,300,180
Net realized gain (loss)	4,406,237	944,740
Net change in unrealized appreciation (depreciation)	12,737,180	15,470,919

Net increase (decrease) in net assets resulting from operations	19,410,183	18,715,839

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(3,218,830)	(1,468,345)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,218,830)	(1,468,345)

Capital share transactions:
Proceeds from shares sold	54,103,397	52,113,804
Dividends and/or distributions reinvested	3,218,830	1,468,345
Cost of shares redeemed	(17,774,872)	(5,988,416)

Net increase (decrease) in net assets resulting from capital share transactions	39,547,355	47,593,733

Net increase (decrease) in net assets	55,738,708	64,841,227

Net assets:
Beginning of year	139,314,856	74,473,629

End of year	$195,053,564	$139,314,856

Capital share transactions - shares:
Shares issued	4,117,964	4,080,494
Shares reinvested	236,158	114,091
Shares redeemed	(1,364,289)	(469,611)

Net increase (decrease) in shares outstanding	2,989,833	3,724,974

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$13.66	$11.50	$12.13	$10.34	$10.00

Investment operations:
Net investment income (loss) (B)	0.18	0.27	0.24	0.19	0.23
Net realized and unrealized gain (loss)	1.20	2.06	(0.70)	1.66	0.11	(C)

Total investment operations	1.38	2.33	(0.46)	1.85	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.12)	(0.11)	(0.05)	—
Net realized gains	(0.07)	(0.05)	(0.06)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.25)	(0.17)	(0.17)	(0.06)	—

Net asset value, end of period/year	$14.79	$13.66	$11.50	$12.13	$10.34

Total return	10.26%	20.28%	(3.91)%	17.96%	3.40	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$195,054	$139,315	$74,474	$39,053	$12,472
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.59%	0.60%	0.62%	0.67%	1.33	%(F)
Including waiver and/or reimbursement and recapture (G)	0.56%	0.56%	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	1.37%	2.11%	1.94%	1.70%	2.87	%(F)
Portfolio turnover rate	13%	4%	9%	10%	11	%(D)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$2,630,762	$—	$—	$—	$2,630,762
Total Borrowings	$2,630,762	$—	$—	$—	$2,630,762

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 60,765,536	$ 22,077,007

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 171,146,450	$ 26,502,526	$ —	$ 26,502,526

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,300,267	$ 918,563	$ —	$ 1,055,940	$ 412,405	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,216,041	$ 4,349,086	$ —	$ —	$ —	$ 26,502,526

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 75 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 75 VP (the "Portfolio") (one of the portfolios constituting Transamerica Series Trust (the "Trust")), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the four years ended December 31, 2020 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the four years ended December 31, 2020 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $918,563 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 540,791	$ 78,582

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

MARKET ENVIRONMENT

Despite positive annual returns in asset classes including global equities, investment grade bonds, high yield bonds, and Treasury bonds, markets in 2020 were rattled by the COVID-19 pandemic, creating significant volatility, both in severity and in duration.

By mid-March 2020, all 50 states in the U.S. had reported cases of COVID-19, and by the end of that month, U.S. stocks had posted their worst quarterly loss since 2008. The pandemic forced several sectors of the economy and nonessential businesses to close. In the U.S., initial jobless claims jumped to 3.3 million, prompting a $2.2 trillion government stimulus package response before peaking at 6.9 million. Since the equity market’s March 2020 low, the S&P 500® Index surged over 70% to close the year with an 18.40% return. The dramatic rebound of asset prices was largely driven by swift and globally coordinated governmental stimulus.

Ongoing uncertainty surrounded global developed markets at the start of the year. The United Kingdom finally left the European Union, three and a half years after the landmark Brexit referendum in June 2016. In response to COVID-19 fears, developed market stocks initially erased their calendar year 2019 gains. Despite avoiding the surge of confirmed COVID-19 infections that China and South Korea experienced, Japan saw its markets post declines, as investors speculated that Prime Minister Shinzo Abe would announce a state of emergency. By the end of 2020, however, Japanese markets and global stocks generally rebounded to post solid gains. As global developed markets concluded the year on a high note, and emerging markets were driven by a strengthening Chinese economy and tech-heavy Korea and Taiwan, the MSCI ACWI Index ended the year positive, returning 16.82% in 2020. Among equity factors, momentum held up well. The factor returned 29.62% in calendar year 2020, as measured by the MSCI USA Momentum Index.

Bond markets experienced positive results over the year. While rate-sensitive securities largely acted as ballast during the equity market shocks in the first quarter of 2020, strengthening investor sentiment boosted credit-sensitive securities in the second half of the year. The 10-year Treasury rate plummeted from 1.88% at the start of the year down to 0.54% on March 9th, eventually falling to 0.52% on August 4th before steadily rising into the end of the year as investors began to price in a possible recovery. Investment grade credit option-adjusted spreads began the year at 1.01% and peaked at 4.01% in late March before falling steadily to end the year at 1.03%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in calendar year 2020.

PERFORMANCE

For the year ended December 31, 2020, Transamerica BlackRock iShares Edge 100 VP, Service Class returned 9.88%. By comparison, its primary and secondary benchmarks, the MSCI USA Index and the Transamerica BlackRock iShares Edge 100 VP Blended Benchmark, returned 20.73% and 18.19%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity ETFs. Over the past year, the Portfolio’s underperformance was predominantly driven by the exposure to value and minimum volatility factors. This was slightly offset by the exposure to the momentum factor.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are: Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and only the Low Volatility exposure outside of the U.S. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is lower than the benchmark (as measured on an ex-ante basis).

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	75.6%
International Equity Funds	24.2
Other Investment Company	1.0
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Service Class	9.88%	11.61%	03/21/2016
MSCI USA Index (A)	20.73%	15.75%
Transamerica BlackRock iShares Edge 100 VP Blended Benchmark (B) (C) (D)	18.19%	14.20%

(A) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(B) The Transamerica BlackRock iShares Edge 100 VP Blended Benchmark is composed of the following benchmarks: 75% MSCI USA Index and 25% MSCI All Country World Index ex-U.S.

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

iShares Edge strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,188.60	$3.08	$1,022.30	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.8%
International Equity Funds - 24.2%
iShares MSCI EAFE Min Vol Factor ETF	230,013	$ 16,885,255
iShares MSCI Emerging Markets Min Vol Factor ETF	75,604	4,617,892

		21,503,147

U.S. Equity Funds - 75.6%
iShares MSCI USA Min Vol Factor ETF (A)	209,363	14,211,560
iShares MSCI USA Momentum Factor ETF (A)	88,909	14,340,133
iShares MSCI USA Quality Factor ETF	126,083	14,652,105
iShares MSCI USA Size Factor ETF (A)	81,951	9,110,493
iShares MSCI USA Value Factor ETF (A)	169,465	14,728,203

		67,042,494

Total Exchange-Traded Funds (Cost $70,511,393)		88,545,641

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	870,000	$ 870,000

Total Other Investment Company (Cost $870,000)		870,000

Total Investments (Cost $71,381,393)		89,415,641
Net Other Assets (Liabilities) - (0.8)%		(750,650)

Net Assets - 100.0%		$ 88,664,991

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$88,545,641	$—	$—	$88,545,641
Other Investment Company	870,000	—	—	870,000

Total Investments	$89,415,641	$—	$—	$89,415,641

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $851,921, collateralized by cash collateral of $870,000. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $71,381,393) (including securities loaned of $851,921)	$89,415,641
Cash	224,476
Receivables and other assets:
Investments sold	778,060
Net income from securities lending	8,260

Total assets	90,426,437

Liabilities:
Cash collateral received upon return of:
Securities on loan	870,000
Payables and other liabilities:
Investments purchased	827,984
Shares of beneficial interest redeemed	7,027
Investment management fees	17,642
Distribution and service fees	18,397
Transfer agent costs	125
Trustees, CCO and deferred compensation fees	272
Audit and tax fees	12,590
Custody fees	2,323
Legal fees	394
Printing and shareholder reports fees	1,011
Other accrued expenses	3,681

Total liabilities	1,761,446

Net assets	$88,664,991

Net assets consist of:
Capital stock ($0.01 par value)	$58,470
Additional paid-in capital	67,441,414
Total distributable earnings (accumulated losses)	21,165,107

Net assets	$88,664,991

Shares outstanding	5,847,011

Net asset value and offering price per share	$15.16

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$1,335,951
Net income from securities lending	37,508

Total investment income	1,373,459

Expenses:
Investment management fees	224,672
Distribution and service fees	187,227
Transfer agent costs	1,107
Trustees, CCO and deferred compensation fees	2,348
Audit and tax fees	18,072
Custody fees	7,260
Legal fees	4,824
Printing and shareholder reports fees	3,662
Other	9,835

Total expenses before waiver and/or reimbursement and recapture	459,007

Expense waived and/or reimbursed	(42,224)
Recapture of previously waived and/or reimbursed fees	2,600

Net expenses	419,383

Net investment income (loss)	954,076

Net realized gain (loss) on:
Unaffiliated investments	2,305,427

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,070,035

Net realized and change in unrealized gain (loss)	7,375,462

Net increase (decrease) in net assets resulting from operations	$8,329,538

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$954,076	$1,248,788
Net realized gain (loss)	2,305,427	1,492,937
Net change in unrealized appreciation (depreciation)	5,070,035	11,091,272

Net increase (decrease) in net assets resulting from operations	8,329,538	13,832,997

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(2,737,353)	(2,888,180)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,737,353)	(2,888,180)

Capital share transactions:
Proceeds from shares sold	14,482,825	14,943,693
Dividends and/or distributions reinvested	2,737,353	2,888,180
Cost of shares redeemed	(9,390,030)	(8,635,909)

Net increase (decrease) in net assets resulting from capital share transactions	7,830,148	9,195,964

Net increase (decrease) in net assets	13,422,333	20,140,781

Net assets:
Beginning of year	75,242,658	55,101,877

End of year	$88,664,991	$75,242,658

Capital share transactions - shares:
Shares issued	1,100,415	1,103,598
Shares reinvested	200,833	218,470
Shares redeemed	(714,314)	(650,581)

Net increase (decrease) in shares outstanding	586,934	671,487

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$14.30	$12.01	$12.97	$10.59	$10.00

Investment operations:
Net investment income (loss) (B)	0.17	0.26	0.20	0.19	0.35
Net realized and unrealized gain (loss)	1.19	2.64	(0.86)	2.26	0.24

Total investment operations	1.36	2.90	(0.66)	2.45	0.59

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.15)	(0.06)	—
Net realized gains	(0.27)	(0.40)	(0.15)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.50)	(0.61)	(0.30)	(0.07)	—

Net asset value, end of period/year	$15.16	$14.30	$12.01	$12.97	$10.59

Total return	9.88%	24.58%	(5.32)%	23.23%	5.90	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$88,665	$75,243	$55,102	$60,984	$24,382
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.61%	0.63%	1.18	%(E)
Including waiver and/or reimbursement and recapture (F)	0.56%	0.56%	0.56%	0.56%	0.56	%(E)
Net investment income (loss) to average net assets	1.27%	1.95%	1.54%	1.58%	4.31	%(E)
Portfolio turnover rate	13%	12%	14%	16%	20	%(C)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$870,000	$—	$—	$—	$870,000
Total Borrowings	$870,000	$—	$—	$—	$870,000

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)
2018	2019	2020	Total
$ 1,999	$ 6,110	$ 4,779	$ 12,888

(A)	Certain fees are not available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 15,866,088	$ 9,881,426

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 71,434,812	$ 17,980,829	$ —	$ 17,980,829

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,248,907	$ 1,488,446	$ —	$ 979,876	$ 1,908,304	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 903,594	$ 2,280,684	$ —	$ —	$ —	$ 17,980,829

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 100 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from March 21, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,488,446 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 303,714	$ 44,137

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Financial markets both entered and ended the year at or near all-time highs, with 2020 performance defined by the ongoing COVID-19 pandemic. Initially, and through mid-February, markets enjoyed solid performance, supported by a favorable earnings outlook, improving survey data, and expectations that emerging disruptions due to COVID-19 would be transitory and localized. However, as the spread of the virus intensified, asset prices grew increasingly volatile, leading to the largest equity sell-off since the 2009 Global Financial Crisis and driving global sovereign yields to record lows. Global policymakers reacted forcefully, with sweeping monetary and fiscal measures intended to support the global economy, particularly focusing on the most heavily impacted sectors. Through the middle of the year, COVID-19 case growth largely trended lower in most developed economies, facilitating an attempt towards normalization. Macro data and the outlook improved gradually, driven by resilience in manufacturing and housing even as the Service Purchasing Manager Index (“PMI”) remained relatively sluggish. However, as the end of the year approached, COVID-19 cases again ticked higher but announcements on the availability of multiple vaccines boosted sentiment. Emerging markets also performed well during the period due to notable tailwinds such as higher trade activity, hopes of a vaccine and recent weakness in the U.S. dollar. Chinese authorities provided a broad level of fiscal support with a particular focus on boosting domestic consumption, seeking to renew hopes of a cyclical recovery.

PERFORMANCE

For the year ended December 31, 2020, Transamerica BlackRock Tactical Allocation VP, Service Class returned 13.19%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays US Aggregate Bond Index and the MSCI EAFE Index, returned 20.89%, 7.51% and 8.28%, respectively.

STRATEGY REVIEW

The Portfolio is a global multi-asset portfolio providing exposure to both equities and fixed income by investing its assets in underlying Transamerica funds. The sub-adviser’s portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to underlying funds with sub-advisers that seek to generate alpha via sector and security selection.

The Portfolio’s performance during the period was driven by underlying manager selection. Tactical asset allocation detracted largely due to an underweight duration stance earlier in the year as global policymakers reacted to the shutdown in economic activity with sweeping monetary and fiscal measures. Conversely, an overweight to global equities was additive in the final quarter of the year as developments on a COVID-19 vaccine offered a potential path to economic normalization.

Manager selection boosted performance, with a number of underlying managers outperforming their benchmark on a net of fee basis. Transamerica Morgan Stanley Capital Growth VP and Transamerica International Growth VP were the largest positive contributors, while Transamerica Short-Term Bond was a notable detractor.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	33.7%
U.S. Mixed Allocation Fund	31.3
U.S. Fixed Income Funds	23.7
International Equity Funds	11.0
Repurchase Agreement	0.3
Other Investment Company	0.1
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	13.40%	8.49%	6.88%	05/01/2011
Service Class	13.19%	8.21%	7.16%	05/01/2009
Russell 3000® Index (A)	20.89%	15.43%	13.79%
Bloomberg Barclays US Aggregate Bond Index (B)	7.51%	4.44%	3.84%
MSCI EAFE Index (C)	8.28%	7.97%	6.00%

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,121.60	$0.80	$1,024.40	$0.76	0.15%
Service Class	1,000.00	1,120.60	2.13	1,023.10	2.03	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 6.7%
International Equity Funds - 2.1%
JPMorgan BetaBuilders Japan ETF	407,351	$ 11,405,828
Vanguard FTSE Europe ETF (A)	299,565	18,045,796

		29,451,624

U.S. Equity Fund - 1.2%
SPDR S&P 500 ETF Trust	43,110	16,117,967

U.S. Fixed Income Funds - 3.4%
Vanguard Extended Duration Treasury ETF (A)	90,557	13,791,831
Vanguard Total Bond Market ETF	368,455	32,494,046

		46,285,877

Total Exchange-Traded Funds (Cost $88,786,353)		91,855,468

INVESTMENT COMPANIES - 93.0%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F)	13,521	40,182

International Equity Funds - 8.9%
Transamerica International Growth VP (D)	8,135,089	80,049,272
Transamerica TS&W International Equity VP (D)	2,959,683	42,619,433

		122,668,705

U.S. Equity Funds - 32.5%
Transamerica Aegon Sustainable Equity Income VP (D)	2,342,961	41,236,121
Transamerica JPMorgan Enhanced Index VP (D)	6,410,138	154,292,026
Transamerica JPMorgan Mid Cap Value VP (D)	996,698	15,588,353
Transamerica Large Cap Value (D)	3,032,167	33,505,441
Transamerica Morgan Stanley Capital Growth VP (D)	792,328	30,789,851
Transamerica T. Rowe Price Small Cap VP (D)	3,335,913	63,115,483
Transamerica WMC US Growth VP (D)	2,501,815	109,354,334

		447,881,609

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 20.3%
Transamerica Bond (D)	17,057,567	$ 166,481,854
Transamerica JPMorgan Core Bond VP (D)	6,102,063	83,293,157
Transamerica Short-Term Bond (D)	2,899,627	29,634,192

		279,409,203

U.S. Mixed Allocation Fund - 31.3%
Transamerica PIMCO Total Return VP (D)	35,596,190	430,001,979

Total Investment Companies (Cost $1,139,488,126)		1,280,001,678

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (G)	1,829,687	1,829,687

Total Other Investment Company (Cost $1,829,687)		1,829,687

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.00% (G), dated 12/31/2020, to be repurchased at $4,694,623 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $4,788,593.	$ 4,694,623	4,694,623

Total Repurchase Agreement (Cost $4,694,623)		4,694,623

Total Investments (Cost $1,234,798,789)		1,378,381,456
Net Other Assets (Liabilities) - (0.1)%		(1,012,527)

Net Assets - 100.0%		$ 1,377,368,929

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$91,855,468	$—	$—	$91,855,468
Investment Companies	1,279,961,496	—	—	1,279,961,496
Other Investment Company	1,829,687	—	—	1,829,687
Repurchase Agreement	—	4,694,623	—	4,694,623

Total	$1,373,646,651	$4,694,623	$—	$1,378,341,274

Investment Companies Measured at Net Asset Value (F)				40,182

Total Investments				$1,378,381,456

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,983,008, collateralized by cash collateral of $1,829,687 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,235,445. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.
(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$73,740,580	$6,511,468	$(25,500,000)	$(2,305,202)	$(11,210,725)	$41,236,121	2,342,961	$1,940,833	$4,570,635
Transamerica Bond	—	157,319,251	—	—	9,162,603	166,481,854	17,057,567	3,128,406	189,576
Transamerica Global Allocation Liquidating Trust	50,028	—	—	—	(9,846)	40,182	13,521	—	—
Transamerica International Growth VP	76,367,079	37,706,001	(43,000,000)	(11,583,962)	20,560,154	80,049,272	8,135,089	1,706,001	—
Transamerica JPMorgan Core Bond VP	292,837,143	3,291,274	(220,000,000)	13,799,304	(6,634,564)	83,293,157	6,102,063	3,196,367	94,907
Transamerica JPMorgan Enhanced Index VP	178,377,289	77,739,249	(119,000,000)	(63,459)	17,238,947	154,292,026	6,410,138	2,663,304	12,075,945
Transamerica JPMorgan Mid Cap Value VP	19,783,888	880,432	(4,000,000)	(451,138)	(624,829)	15,588,353	996,698	219,713	660,719
Transamerica Large Cap Value	37,492,190	701,445	(4,000,000)	(1,224,738)	536,544	33,505,441	3,032,167	701,445	—
Transamerica Morgan Stanley Capital Growth VP	27,575,370	977,636	(23,500,000)	8,297,686	17,439,159	30,789,851	792,328	129,432	848,204
Transamerica PIMCO Total Return VP	381,628,405	37,753,661	—	—	10,619,913	430,001,979	35,596,190	18,753,661	—
Transamerica Short-Term Bond	63,402,520	152,900,467	(179,000,000)	(7,741,089)	72,294	29,634,192	2,899,627	1,905,138	—
Transamerica T. Rowe Price Small Cap VP	47,868,882	8,800,610	(4,000,000)	(314,645)	10,760,636	63,115,483	3,335,913	—	3,800,610
Transamerica TS&W International Equity VP	47,165,873	9,354,875	(15,500,000)	136,601	1,462,084	42,619,433	2,959,683	1,354,874	—
Transamerica WMC US Growth VP	95,690,931	7,621,165	(18,000,000)	3,764,307	20,277,931	109,354,334	2,501,815	785,870	6,835,295

Total	$1,341,980,178	$501,557,534	$(655,500,000)	$2,313,665	$89,650,301	$1,280,001,678	92,175,760	$36,485,044	$29,075,891

(E)	Restricted security. At December 31, 2020, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$139,107	$40,182	0.0	%(B)

(F)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(G)	Rates disclosed reflect the yields at December 31, 2020.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $1,139,488,126)	$1,280,001,678
Unaffiliated investments, at value (cost $90,616,040) (including securities loaned of $3,983,008)	93,685,155
Repurchase agreement, at value (cost $4,694,623)	4,694,623
Receivables and other assets:
Investments sold	11,050,664
Net income from securities lending	4,397
Shares of beneficial interest sold	43,249
Dividends	509,344

Total assets	1,389,989,110

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,829,687
Payables and other liabilities:
Investments purchased	10,035,533
Shares of beneficial interest redeemed	205,045
Investment management fees	144,680
Distribution and service fees	284,336
Transfer agent costs	2,099
Trustees, CCO and deferred compensation fees	6,320
Audit and tax fees	19,377
Custody fees	10,042
Legal fees	7,063
Printing and shareholder reports fees	55,128
Other accrued expenses	20,871

Total liabilities	12,620,181

Net assets	$1,377,368,929

Net assets consist of:
Capital stock ($0.01 par value)	$838,839
Additional paid-in capital	1,180,022,582
Total distributable earnings (accumulated losses)	196,507,508

Net assets	$1,377,368,929

Net assets by class:
Initial Class	$28,517,632
Service Class	1,348,851,297

Shares outstanding:
Initial Class	3,214,139
Service Class	80,669,731

Net asset value and offering price per share:
Initial Class	$8.87
Service Class	16.72
STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$36,485,044
Dividend income from unaffiliated investments	2,204,070
Interest income from unaffiliated investments	23,659
Net income from securities lending	65,001

Total investment income	38,777,774

Expenses:
Investment management fees	1,655,127
Distribution and service fees:
Service Class	3,241,055
Transfer agent costs	19,425
Trustees, CCO and deferred compensation fees	41,691
Audit and tax fees	27,487
Custody fees	22,974
Legal fees	79,192
Printing and shareholder reports fees	58,061
Other	49,369

Total expenses	5,194,381

Net investment income (loss)	33,583,393

Net realized gain (loss) on:
Affiliated investments	2,313,665
Unaffiliated investments	4,843,872
Capital gain distributions received from affiliated investment companies	29,075,891

Net realized gain (loss)	36,233,428

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	89,650,301
Unaffiliated investments	2,845,580

Net change in unrealized appreciation (depreciation)	92,495,881

Net realized and change in unrealized gain (loss)	128,729,309

Net increase (decrease) in net assets resulting from operations	$162,312,702

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$33,583,393	$23,306,233
Net realized gain (loss)	36,233,428	65,719,433
Net change in unrealized appreciation (depreciation)	92,495,881	132,012,534

Net increase (decrease) in net assets resulting from operations	162,312,702	221,038,200

Dividends and/or distributions to shareholders:
Initial Class	(3,549,764)	(3,058,536)
Service Class	(93,486,011)	(93,050,945)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(97,035,775)	(96,109,481)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,850,729	644,004
Service Class	6,789,823	4,783,437

	8,640,552	5,427,441

Dividends and/or distributions reinvested:
Initial Class	3,549,764	3,058,536
Service Class	93,486,011	93,050,945

	97,035,775	96,109,481

Cost of shares redeemed:
Initial Class	(3,109,270)	(3,219,408)
Service Class	(180,133,653)	(194,915,299)

	(183,242,923)	(198,134,707)

Net increase (decrease) in net assets resulting from capital share transactions	(77,566,596)	(96,597,785)

Net increase (decrease) in net assets	(12,289,669)	28,330,934

Net assets:
Beginning of year	1,389,658,598	1,361,327,664

End of year	$1,377,368,929	$1,389,658,598

Capital share transactions - shares:
Shares issued:
Initial Class	209,290	70,475
Service Class	428,652	309,491

	637,942	379,966

Shares reinvested:
Initial Class	428,715	356,889
Service Class	5,985,020	6,129,838

	6,413,735	6,486,727

Shares redeemed:
Initial Class	(361,621)	(352,580)
Service Class	(11,486,437)	(12,449,217)

	(11,848,058)	(12,801,797)

Net increase (decrease) in shares outstanding:
Initial Class	276,384	74,784
Service Class	(5,072,765)	(6,009,888)

	(4,796,381)	(5,935,104)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$8.99	$8.68	$9.97	$9.40	$9.80

Investment operations:
Net investment income (loss) (A)	0.25	0.17	0.22	0.12	0.17	(B)
Net realized and unrealized gain (loss)	0.87	1.29	(0.58)	0.98	0.34

Total investment operations	1.12	1.46	(0.36)	1.10	0.51

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.40)	(0.20)	(0.27)	(0.39)
Net realized gains	(0.91)	(0.75)	(0.73)	(0.26)	(0.52)

Total dividends and/or distributions to shareholders	(1.24)	(1.15)	(0.93)	(0.53)	(0.91)

Net asset value, end of year	$8.87	$8.99	$8.68	$9.97	$9.40

Total return	13.40%	17.43%	(4.21)%	12.02%	5.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$28,518	$26,400	$24,853	$28,202	$27,478
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.14%	0.14%	0.14%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.14%	0.14%	0.14	%(B)
Net investment income (loss) to average net assets	2.83%	1.91%	2.29%	1.18%	1.78	%(B)
Portfolio turnover rate	67%	36%	72%	15%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$15.90	$14.57	$16.11	$14.89	$15.02

Investment operations:
Net investment income (loss) (A)	0.40	0.26	0.32	0.15	0.23	(B)
Net realized and unrealized gain (loss)	1.62	2.17	(0.97)	1.56	0.51

Total investment operations	2.02	2.43	(0.65)	1.71	0.74

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.35)	(0.16)	(0.23)	(0.35)
Net realized gains	(0.91)	(0.75)	(0.73)	(0.26)	(0.52)

Total dividends and/or distributions to shareholders	(1.20)	(1.10)	(0.89)	(0.49)	(0.87)

Net asset value, end of year	$16.72	$15.90	$14.57	$16.11	$14.89

Total return	13.19%	17.05%	(4.41)%	11.68%	4.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,348,851	$1,363,259	$1,336,475	$1,603,269	$1,556,778
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.39%	0.39%	0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.39%	0.39%	0.39	%(B)
Net investment income (loss) to average net assets	2.53%	1.65%	2.02%	0.93%	1.53	%(B)
Portfolio turnover rate	67%	36%	72%	15%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$1,829,687	$—	$—	$—	$1,829,687
Total Borrowings	$1,829,687	$—	$—	$—	$1,829,687

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTOR (continued)

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 883,408,401	$ 1,128,082,943

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,260,086,079	$ 129,129,629	$ (10,834,252)	$ 118,295,377

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 26,563,532	$ 70,472,243	$ —	$ 30,974,625	$ 65,134,856	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 33,468,166	$ 44,743,965	$ —	$ —	$ —	$ 118,295,377

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. CUSTODY OUT-OF-POCKET EXPENSE (continued)

result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $70,472,243 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 9,848,150	$ 184,917

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

MARKET ENVIRONMENT

The market environment from early May 2020, when the Portfolio launched, to the end of 2020 was an extraordinary period of growth following a significant equity drawdown earlier in the year. While the world was facing unique challenges due to the emergence of COVID-19, policymakers quickly mobilized and responded in-kind to the unprecedented nature and scale of the challenges presented by the pandemic. Likewise, investors and markets quickly re-adjusted expectations to reflect the massive size, comprehensive coverage, and swift implementation of the combined fiscal and monetary response. Despite ongoing elevated uncertainty, the coordinated policy response triggered a rapid return of investor risk tolerance and demand for equities and credit globally.

The later part of 2020 saw dichotomy between the real economy and financial market performance. As the economy began to steadily reopen from the pandemic-induced shutdown witnessed in the first quarter, the level of cumulative positive COVID-19 infection test results steadily climbed higher and even accelerated markedly in the final quarter of the year. As infections and hospitalizations worsened, investors became more focused and confident in their expectations that vaccines would be created and approved for distribution, leading to the commencement of widespread vaccination over the course of 2021. This permitted the retention of a much more optimistic outlook for the coming year despite the sharp real-time increase in reported virus infection rates as well as a significant change in relative equity sector performance with cyclicals outpacing defensives. The focus on economic recovery also contributed to the outperformance of small cap and emerging markets equities.

PERFORMANCE

For the period ended December 31, 2020, Transamerica Goldman Sachs 70/30 Allocation VP, Service Class returned 26.90%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica Goldman Sachs 70/30 Allocation VP Blended Benchmark, returned 34.96% and 24.12%, respectively.

STRATEGY REVIEW

The Portfolio is a multi-asset fund-of-funds that seeks long-term capital appreciation with current income as a secondary objective through its strategic allocation to approximately 70% equity and 30% fixed income asset classes. Since launch, the Transamerica Goldman Sachs 70/30 Allocation VP has outperformed its secondary blended benchmark, which is composed of the following: Russell 3000® Index (49%); MSCI EAFE Index (18.9%); MSCI Emerging Markets Index (2.1%); Bloomberg Barclays US Aggregate Bond Index (30%). The Portfolio underperformed its primary prospectus index benchmark, the Russell 3000® Index, as equities generally outperformed fixed income during this period leading to expected relative underperformance for a multi-asset portfolio as this one. Positive performance was seen from all underlying funds, with equity funds in particular driving returns.

Relative to the blended benchmark, off-benchmark fixed income allocations to emerging markets debt and inflation-linked fixed income were key to the Portfolio’s outperformance. Within equities, a strategic overweight versus the benchmark to emerging markets also contributed. Small-cap equity allocations, including an off-benchmark allocation to international small-cap equities, also helped relative performance, whereas an allocation to U.S. value equities trailed broad U.S. equities.

Security selection from underlying funds also overall contributed, driven by strong relative performance from most fixed income funds. Within fixed income, Transamerica Bond, Transamerica Emerging Markets Debt and Transamerica Total Return were among top drivers of security selection outperformance while Transamerica PineBridge Inflation Opportunities VP underperformed its benchmark. Equity funds, on the other hand, were more mixed and underperformed their respective benchmarks in aggregate.

Since launch, the portfolio managers have monitored and rebalanced the Portfolio to maintain the 70% equity and 30% fixed income target within a +/- 2% range.

Christopher Lvoff, CFA

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	47.4%
U.S. Fixed Income Funds	25.9
International Equity Funds	23.5
International Fixed Income Fund	1.2
Net Other Assets (Liabilities)	2.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	10 Year or Since Inception		Inception Date
Service Class	26.90	%(A)	05/01/2020
Russell 3000® Index (B)	34.96	%(A)
Transamerica 70/30 Allocation VP Blended Benchmark (B) (C) (D) (E) (F)	24.12	%(A)

(A) Not annualized.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica 70/30 Allocation VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg Barclays US Aggregate Bond Index, 18.90% MSCI EAFE Index and 2.10% MSCI Emerging Markets Index.

(D) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Portfolio’s benchmarks are an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,170.70	$6.27	$1,019.40	$5.84	1.15%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 98.0%
International Equity Funds - 23.5%
Transamerica Emerging Markets Opportunities (A)	4,445	$ 51,923
Transamerica International Equity (A)	11,684	226,083
Transamerica International Small Cap Value (A)	1,714	24,671

		302,677

International Fixed Income Fund - 1.2%
Transamerica Emerging Markets Debt (A)	1,379	15,415

U.S. Equity Funds - 47.4%
Transamerica Aegon Sustainable Equity Income VP (A)	14,976	263,580
Transamerica Small Cap Growth (A)	2,361	19,364
Transamerica Small Cap Value (A)	1,885	19,789
Transamerica WMC US Growth VP (A)	7,051	308,191

		610,924

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 25.9%
Transamerica Bond (A)	19,703	$ 192,299
Transamerica Intermediate Bond (A)	2,650	28,144
Transamerica Pinebridge Inflation Opportunities VP (A)	4,372	48,446
Transamerica Total Return (A)	6,198	65,385

		334,274

Total Investment Companies (Cost $1,065,577)		1,263,290

Total Investments (Cost $1,065,577)		1,263,290
Net Other Assets (Liabilities) - 2.0%		26,044

Net Assets - 100.0%		$ 1,289,334

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,263,290	$—	$—	$1,263,290

Total Investments	$1,263,290	$—	$—	$1,263,290

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the period ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $1,065,577)	$1,263,290
Cash	35,459
Receivables and other assets:
Dividends	397
Due from investment manager	10,832

Total assets	1,309,978

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	397
Shares of beneficial interest redeemed	1
Affiliated fund fees	5,081
Distribution and service fees	267
Transfer agent costs	1
Trustees, CCO and deferred compensation fees	1
Audit and tax fees	13,641
Custody fees	1,107
Legal fees	6
Printing and shareholder reports fees	125
Registration fees	2
Other accrued expenses	15

Total liabilities	20,644

Net assets	$1,289,334

Net assets consist of:
Capital stock ($0.01 par value)	$1,016
Additional paid-in capital	1,018,841
Total distributable earnings (accumulated losses)	269,477

Net assets	$1,289,334

Shares outstanding	101,601

Net asset value and offering price per share	$12.69

STATEMENT OF OPERATIONS (A)

For the period ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$28,131

Total investment income	28,131

Expenses:
Investment management fees	857
Distribution and service fees	1,904
Transfer agent costs	11
Trustees, CCO and deferred compensation fees	28
Audit and tax fees	19,099
Custody fees	2,026
Legal fees	12,402
Printing and shareholder reports fees	4,043
Registration fees	2
Acquired fund fees	5,081
Other	317

Total expenses before waiver and/or reimbursement and recapture	45,770

Expense waived and/or reimbursed	(38,362)
Recapture of previously waived and/or reimbursed fees	1,349

Net expenses	8,757

Net investment income (loss)	19,374

Net realized gain (loss) on:
Affiliated investments	3,841
Capital gain distributions received from affiliated investment companies	48,423

Net realized gain (loss)	52,264

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	197,713

Net realized and change in unrealized gain (loss)	249,977

Net increase (decrease) in net assets resulting from operations	$269,351

(A)	Commenced operations on May 1, 2020.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2020 (A)
From operations:
Net investment income (loss)	$19,374
Net realized gain (loss)	52,264
Net change in unrealized appreciation (depreciation)	197,713

Net increase (decrease) in net assets resulting from operations	269,351

Capital share transactions:
Proceeds from shares sold	1,020,199
Cost of shares redeemed	(216)

Net increase (decrease) in net assets resulting from capital share transactions	1,019,983

Net increase (decrease) in net assets	1,289,334

Net assets:
Beginning of period	—

End of period	$1,289,334

Capital share transactions - shares:
Shares issued	101,622
Shares redeemed	(21)

Net increase (decrease) in shares outstanding	101,601

(A)	Commenced operations on May 1, 2020.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	December 31, 2020 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.19
Net realized and unrealized gain (loss)	2.50

Total investment operations	2.69

Net asset value, end of period	$12.69

Total return	26.90	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$1,289
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	6.01	%(D)
Including waiver and/or reimbursement and recapture	1.15	%(D)
Net investment income (loss) to average net assets	2.54	%(D)
Portfolio turnover rate	4	%(C)

(A)	Commenced operations on May 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) commenced operations on May 1, 2020. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended December 31, 2020, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTORS (continued)

unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 28, 2020
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Prior to August 28, 2020
First $250 million	0.1225
Over $250 million up to $500 million	0.1125
Over $500 million	0.1075

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.15%	May 1, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the period ended December 31, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2020 (A)	Total
$ 37,013	$ 37,013

(A)	The Portfolio commenced operations on May 1, 2020.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,110,053	$ 48,317

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible stock issuance cost. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (126)	$ 126

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,065,578	$ 199,038	$ (1,326)	$ 197,712

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the period ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 is as follows:

2020 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 23,569	$ 48,196	$ —	$ —	$ —	$ 197,712

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs 70/30 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs 70/30 Allocation VP (the "Portfolio") (one of the portfolios constituting Transamerica Series Trust (the "Trust")), including the schedule of investments, as of December 31, 2020, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from May 1, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, and the results of its operations, changes in its net assets and its financial highlights for the period from May 1, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,296	$ 487

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

(unaudited)

MARKET ENVIRONMENT

International markets ended 2020 on a positive note despite volatility earlier in the year from the COVID-19 pandemic. The information technology and materials sectors led the benchmark’s performance, while energy and the more interest-rate sensitive sectors (e.g., financials and real estate) lagged and posted negative returns. Energy suffered from supply side issues earlier in the year and uncertainty over global demand as the year progressed. The U.K. market posted negative returns as uncertainty over Brexit lingered until year end, when a trade deal was reached with the European Union.

At period end, markets remained sensitive to macroeconomic news as well as a second wave of COVID-19 cases in Europe and North America, which may lead to further volatility. We continued to see marginal improvement in the 12-month forward earnings on a year-over-year basis. Though it is still negative overall for the international equity market, many companies took pragmatic cost-cutting measures and benefited from government support programs. We remain focused on managing the Portfolio with the same disciplined investment philosophy and process, which includes a focus on stocks with high impact growth and profitability characteristics that have strong earnings momentum and reasonable valuations.

PERFORMANCE

For the year ended December 31, 2020, Transamerica International Growth VP, Initial Class returned 20.90%. By comparison, its benchmark, the MSCI EAFE Index, returned 8.28%.

STRATEGY REVIEW

The Portfolio significantly outperformed its benchmark with all regions contributing to relative performance. Emerging markets and Japan holdings were the strongest contributors. Tencent Holdings, a gaming and advertising services company in China, was among top individual contributors. The company posted strong financial results due to strength in online gaming and an expanded recovery into other business lines, including advertising and fintech, as the economic rebound continued in China. Taiwan Semiconductor Manufacturing Co. also contributed to performance based on ahead-of-consensus growth in all business lines except auto. Utilization was high due to strong demand, which led to margin improvement. The company’s outlook remained strong due to smartphone upgrades, growth in the cloud, and mega growth trends such as 5G. There was also positive sentiment that the company is well positioned to benefit from new opportunities with Intel, as the latter looks at outsourcing manufacturing as a solution for its core CPU products. We trimmed both positions during the year to manage risk.

From a sector perspective, positives were also broad based with nine of the 11 sectors contributing to relative performance. Holdings in information technology, energy and communication services contributed the most. In IT and for the Portfolio overall, Lasertec was the largest contributor. The Japanese company, which manufactures components for semiconductors, continued to see strong orders. It beat guidance on all fronts, including revenue, operating profit and orders. Neste, an energy company based in Finland, also aided performance. The company’s renewable products proved resilient despite the pandemic and its fundamentals remained strong. The oil products division, a declining part of its business, experienced weakness that slightly impacted margins; however, the company performed better than other traditional refiners. Due to the run up in the stock price, the company traded at multiple that was more in line with specialty chemical companies, given it has a leadership position in a niche renewable energy market with visible volume growth and proven execution. We trimmed the position to manage risk.

Holdings in consumer staples and an underweight in health care weighed on relative performance. At the stock level, U.K. insurance company Beazley was among the top detractors. The company continued to show momentum in premium growth and pricing; however, it was an active period for claims, which may remain a headwind near term across business lines. The company did not revise its COVID-19 claims estimate, but it did provide an update on natural catastrophe claims and the increase in ransomware attacks that impacted its cyber insurance business. However, longer-term resilient organic demand for its specialty lines (notably cyber), and a better pricing environment, should help return underwriting margins to a normal range and rebuild the capital levels, in our view.

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

TDAM USA Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.2%
Net Other Assets (Liabilities)	1.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	20.90%	10.10%	7.13%	01/02/1997
MSCI EAFE Index (A)	8.28%	7.97%	6.00%
Service Class	20.58%	9.84%	6.87%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,273.20	$4.69	$1,021.00	$4.17	0.82%
Service Class	1,000.00	1,271.40	6.11	1,019.80	5.43	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 98.2%
Australia - 1.7%
Northern Star Resources, Ltd.	890,447	$ 8,703,213

Austria - 1.6%
Erste Group Bank AG (A)	269,481	8,209,122

China - 8.3%
Airtac International Group	295,100	9,484,696
Alibaba Group Holding, Ltd., ADR (A)	29,851	6,947,223
ANTA Sports Products, Ltd.	475,800	7,549,566
Ping An Insurance Group Co. of China, Ltd., H Shares	630,800	7,676,591
Tencent Holdings, Ltd.	154,500	11,116,857

		42,774,933

Finland - 2.4%
Neste OYJ	169,508	12,306,917

France - 5.2%
Sanofi	107,348	10,404,491
TOTAL SE	139,261	6,010,811
Vinci SA	102,133	10,173,400

		26,588,702

Germany - 4.3%
Bayerische Motoren Werke AG	83,616	7,379,660
Henkel AG & Co. KGaA	54,835	5,283,930
Knorr-Bremse AG	70,788	9,657,881

		22,321,471

Ireland - 3.8%
Kingspan Group PLC (A)	71,214	4,993,719
Smurfit Kappa Group PLC	308,559	14,339,221

		19,332,940

Israel - 2.1%
Nice, Ltd., ADR (A) (B)	38,725	10,980,087

Italy - 2.9%
Enel SpA	1,438,786	14,639,256

Japan - 25.6%
Asahi Group Holdings, Ltd. (B)	348,400	14,347,876
Haseko Corp.	535,200	6,142,875
Koito Manufacturing Co., Ltd.	154,500	10,514,635
Lasertec Corp.	72,700	8,533,008
Nidec Corp.	109,700	13,877,922
Nitori Holdings Co., Ltd.	51,400	10,747,814
Open House Co., Ltd.	223,000	8,203,711
Pan Pacific International Holdings Corp.	395,500	9,137,518
SoftBank Group Corp.	138,400	10,744,686
Sushiro Global Holdings, Ltd.	297,000	11,393,479
Taiyo Yuden Co., Ltd.	117,700	5,526,153
Takeda Pharmaceutical Co., Ltd.	183,636	6,645,669

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Tokyo Electron, Ltd.	40,800	$ 15,241,361

		131,056,707

Luxembourg - 1.9%
Aroundtown SA	1,290,145	9,619,230

Netherlands - 2.1%
Euronext NV (C)	97,773	10,769,667

New Zealand - 0.7%
a2 Milk Co., Ltd. (A) (B)	434,843	3,837,145

Norway - 4.8%
DnB ASA (A)	833,707	16,336,996
Equinor ASA	485,980	8,201,631

		24,538,627

Republic of Korea - 3.2%
Samsung Electronics Co., Ltd.	220,872	16,493,720

Spain - 2.3%
Iberdrola SA	839,828	12,068,571

Sweden - 2.2%
Epiroc AB, Class A	169,400	3,078,797
Epiroc AB, Class B	476,755	8,048,436

		11,127,233

Switzerland - 7.5%
Lonza Group AG	21,165	13,633,783
Roche Holding AG	42,768	14,896,029
Swiss Life Holding AG	20,966	9,780,018

		38,309,830

Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	120,241	13,111,079

United Kingdom - 13.0%
Ashtead Group PLC	292,072	13,756,882
Beazley PLC	1,177,146	5,869,224
British American Tobacco PLC	251,390	9,335,838
GlaxoSmithKline PLC	300,960	5,506,954
Legal & General Group PLC	2,997,403	10,923,778
Rio Tinto PLC, ADR	214,294	16,119,195
Smith & Nephew PLC	256,691	5,332,107

		66,843,978

Total Common Stocks (Cost $392,824,362)		503,632,428

Total Investments (Cost $392,824,362)		503,632,428
Net Other Assets (Liabilities) - 1.8%		8,997,747

Net Assets - 100.0%		$ 512,630,175

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.4%	$37,453,143
Semiconductors & Semiconductor Equipment	7.3	36,885,448
Insurance	6.8	34,249,611
Machinery	6.0	30,269,810
Electric Utilities	5.3	26,707,827

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Oil, Gas & Consumable Fuels	5.3%	$26,519,359
Metals & Mining	4.9	24,822,408
Banks	4.9	24,546,118
Real Estate Management & Development	3.5	17,822,941
Technology Hardware, Storage & Peripherals	3.3	16,493,720
Beverages	2.8	14,347,876
Containers & Packaging	2.8	14,339,221
Electrical Equipment	2.8	13,877,922
Trading Companies & Distributors	2.7	13,756,882
Life Sciences Tools & Services	2.7	13,633,783
Hotels, Restaurants & Leisure	2.3	11,393,479
Interactive Media & Services	2.2	11,116,857
Software	2.2	10,980,087
Capital Markets	2.1	10,769,667
Specialty Retail	2.1	10,747,814
Wireless Telecommunication Services	2.1	10,744,686
Auto Components	2.1	10,514,635
Construction & Engineering	2.0	10,173,400
Tobacco	1.9	9,335,838
Multiline Retail	1.8	9,137,518
Textiles, Apparel & Luxury Goods	1.5	7,549,566
Automobiles	1.5	7,379,660
Internet & Direct Marketing Retail	1.4	6,947,223
Household Durables	1.2	6,142,875
Electronic Equipment, Instruments & Components	1.1	5,526,153
Health Care Equipment & Supplies	1.1	5,332,107
Household Products	1.1	5,283,930
Building Products	1.0	4,993,719
Food Products	0.8	3,837,145

Investments	100.0	503,632,428

Total Investments	100.0%	$503,632,428

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$47,157,584	$456,474,844	$—	$503,632,428

Total Investments	$47,157,584	$456,474,844	$—	$503,632,428

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $26,372,248, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $27,392,926. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of the 144A security is $10,769,667, representing 2.1% of the Portfolio’s net assets.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $392,824,362) (including securities loaned of $26,372,248)	$503,632,428
Foreign currency, at value (cost $8,529,598)	8,667,524
Receivables and other assets:
Investments sold	1,849,487
Net income from securities lending	3,299
Shares of beneficial interest sold	144,275
Dividends	679,260
Tax reclaims	1,176,761

Total assets	516,153,034

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	658,606
Due to custodian	2,399,641
Investment management fees	331,429
Distribution and service fees	26,836
Transfer agent costs	737
Trustees, CCO and deferred compensation fees	2,073
Audit and tax fees	15,923
Custody fees	43,133
Legal fees	2,408
Printing and shareholder reports fees	33,322
Other accrued expenses	8,751

Total liabilities	3,522,859

Net assets	$512,630,175

Net assets consist of:
Capital stock ($0.01 par value)	$523,939
Additional paid-in capital	407,838,451
Total distributable earnings (accumulated losses)	104,267,785

Net assets	$512,630,175

Net assets by class:
Initial Class	$383,396,140
Service Class	129,234,035

Shares outstanding:
Initial Class	38,963,319
Service Class	13,430,594

Net asset value and offering price per share:
Initial Class	$9.84
Service Class	9.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$11,488,625
Interest income	14,607
Net income from securities lending	86,527
Withholding taxes on foreign income	(1,180,581)

Total investment income	10,409,178

Expenses:
Investment management fees	3,522,580
Distribution and service fees:
Service Class	272,226
Transfer agent costs	6,696
Trustees, CCO and deferred compensation fees	14,382
Audit and tax fees	25,407
Custody fees	59,794
Legal fees	29,161
Printing and shareholder reports fees	35,515
Other	56,531

Total expenses	4,022,292

Net investment income (loss)	6,386,886

Net realized gain (loss) on:
Investments	1,336,923
Foreign currency transactions	531,376

Net realized gain (loss)	1,868,299

Net change in unrealized appreciation (depreciation) on:
Investments	77,835,559
Translation of assets and liabilities denominated in foreign currencies	100,813

Net change in unrealized appreciation (depreciation)	77,936,372

Net realized and change in unrealized gain (loss)	79,804,671

Net increase (decrease) in net assets resulting from operations	$86,191,557

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$6,386,886	$9,436,024
Net realized gain (loss)	1,868,299	(13,463,566)
Net change in unrealized appreciation (depreciation)	77,936,372	116,758,444

Net increase (decrease) in net assets resulting from operations	86,191,557	112,730,902

Dividends and/or distributions to shareholders:
Initial Class	(7,782,240)	(63,793,205)
Service Class	(2,275,861)	(19,322,256)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,058,101)	(83,115,461)

Capital share transactions:
Proceeds from shares sold:
Initial Class	47,203,394	22,045,516
Service Class	9,713,417	6,898,345

	56,916,811	28,943,861

Dividends and/or distributions reinvested:
Initial Class	7,782,240	63,793,205
Service Class	2,275,861	19,322,256

	10,058,101	83,115,461

Cost of shares redeemed:
Initial Class	(94,098,738)	(90,083,406)
Service Class	(16,431,084)	(13,365,290)

	(110,529,822)	(103,448,696)

Net increase (decrease) in net assets resulting from capital share transactions	(43,554,910)	8,610,626

Net increase (decrease) in net assets	32,578,546	38,226,067

Net assets:
Beginning of year	480,051,629	441,825,562

End of year	$512,630,175	$480,051,629

Capital share transactions - shares:
Shares issued:
Initial Class	6,105,719	2,553,143
Service Class	1,279,306	837,240

	7,385,025	3,390,383

Shares reinvested:
Initial Class	922,066	8,691,172
Service Class	275,528	2,687,379

	1,197,594	11,378,551

Shares redeemed:
Initial Class	(11,997,437)	(10,549,453)
Service Class	(2,198,204)	(1,601,331)

	(14,195,641)	(12,150,784)

Net increase (decrease) in shares outstanding:
Initial Class	(4,969,652)	694,862
Service Class	(643,370)	1,923,288

	(5,613,022)	2,618,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$8.32	$8.01	$9.91	$7.89	$8.06

Investment operations:
Net investment income (loss) (A)	0.12	0.18	0.15	0.10	0.12	(B)
Net realized and unrealized gain (loss)	1.59	1.81	(1.88)	2.04	(0.11)

Total investment operations	1.71	1.99	(1.73)	2.14	0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.15)	(0.12)	(0.12)	(0.12)
Net realized gains	—	(1.53)	(0.05)	—	(0.06)

Total dividends and/or distributions to shareholders	(0.19)	(1.68)	(0.17)	(0.12)	(0.18)

Net asset value, end of year	$9.84	$8.32	$8.01	$9.91	$7.89

Total return	20.90%	27.68%	(17.70)%	27.24%	0.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$383,396	$365,486	$346,289	$433,218	$217,079
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.93%	1.00%	1.02%
Including waiver and/or reimbursement and recapture	0.82%	0.82%	0.93%	1.00%	1.00	%(B)
Net investment income (loss) to average net assets	1.46%	2.10%	1.60%	1.12%	1.56	%(B)
Portfolio turnover rate	30%	26%	131%	13%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$8.14	$7.86	$9.73	$7.75	$7.92

Investment operations:
Net investment income (loss) (A)	0.09	0.15	0.13	0.09	0.10	(B)
Net realized and unrealized gain (loss)	1.56	1.78	(1.86)	1.99	(0.11)

Total investment operations	1.65	1.93	(1.73)	2.08	(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.12)	(0.09)	(0.10)	(0.10)
Net realized gains	—	(1.53)	(0.05)	—	(0.06)

Total dividends and/or distributions to shareholders	(0.17)	(1.65)	(0.14)	(0.10)	(0.16)

Net asset value, end of year	$9.62	$8.14	$7.86	$9.73	$7.75

Total return	20.58%	27.40%	(17.95)%	26.98%	(0.13)%

Ratio and supplemental data:
Net assets end of year (000’s)	$129,234	$114,566	$95,537	$145,400	$102,939
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.07%	1.18%	1.25%	1.27%
Including waiver and/or reimbursement and recapture	1.07%	1.07%	1.18%	1.25%	1.25	%(B)
Net investment income (loss) to average net assets	1.18%	1.83%	1.42%	1.06%	1.27	%(B)
Portfolio turnover rate	30%	26%	131%	13%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products.Transamerica International Growth VP (formerly, Transamerica Greystone International Growth VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Emerging market risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.770%
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	1.00%	May 1, 2021
Service Class	1.25	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 133,544,083	$ —	$ 180,664,951	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no classifications in the current year.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 399,727,809	$ 125,521,071	$ (21,616,452)	$ 103,904,619

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 5,813,530	$ —

During the year ended December 31, 2020, the capital loss carryforwards utilized or expired are $4,925,471.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,058,101	$ —	$ —	$ 7,288,333	$ 75,827,128	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,934,557	$ —	$ (5,813,530)	$ —	$ —	$ 104,146,758

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Growth VP (formerly, Transamerica Greystone International Growth VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica International Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 7,466,333	$ 760,811

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

The period began with a generally positive backdrop for U.S. equities. The relatively strong U.S. economy, benign interest rate environment and progress in U.S.-China trade relations all contributed to positive investor sentiment. However, in March, U.S. stocks faced an unprecedented sell-off, with speed and magnitude of historic proportion. The exogenous shock of the COVID-19 pandemic ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Central bank and government stimulus action was swift and aggressive. Equity markets recovered at a brisk pace, spurred by signs that the stimulus measures were having a positive impact on the real economy. Late in the period, an additional fiscal stimulus package was approved and the first doses of COVID-19 vaccines were administered, boosting hopes that the global economy could continue to rebound.

The S&P 500® Index ultimately returned 18.40% for the year ended December 31, 2020, but performance across sectors varied significantly. Information technology stocks, especially those businesses benefiting from stay-at-home measures, led the index higher. Consumer discretionary and communication services stocks also performed well. Energy stocks plummeted when the price of crude oil futures briefly went negative intra-period, and ended the year with sharp losses. Real estate and financials also generated negative returns for the period.

The bond market ultimately fared well, despite a dramatic sell-off in credit sectors during the COVID-19 correction, with the Bloomberg Barclays US Aggregate Bond Index returning 7.51% during the period. The aggressive stimulus measures taken by the U.S. Federal Reserve (the “Fed”), including a commitment to open-ended quantitative easing, contributed to a rapid improvement in debt market liquidity and a successful primary market for companies looking to issue debt. Corporate credit valuations made up considerable ground and both investment-grade and high-yield bonds finished the period with positive returns. Investment-grade bonds outperformed high yield. Rates fell across the yield curve as the Fed cut policy rates to zero and investors sought safety in U.S. Treasury securities during the height of the correction. The yield on the 10-year Treasury note ended December at 0.93%, down from 1.92% one year ago.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Janus Balanced VP, Initial Class returned 14.59%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Janus Balanced VP Blended Benchmark, returned 18.40%, 7.51% and 14.20%, respectively.

STRATEGY REVIEW

The Portfolio’s equity-to-fixed-income allocation ended December at approximately 60% equity, 39% fixed income and a small allocation to cash.

The Portfolio’s equity sleeve narrowly underperformed the S&P 500® Index during the year. Stock selection weighed on relative results, particularly in the consumer discretionary, industrials and materials sectors.

Aircraft manufacturing company Boeing Co. was the largest detractor from performance in the Portfolio’s equity sleeve. The company’s 737 MAX aircraft remained grounded, and the pandemic resulted in headwinds for global air traffic and Boeing Co.’s airline partners, and some of these difficulties may linger even as COVID-19 concerns abate. We became concerned with the level of debt the company had accumulated amid these challenges and sold the Portfolio’s position in the first half of the period.

Chemicals producer LyondellBasell Industries NV also detracted from relative performance. The stock struggled early in the COVID-19 correction given that prices for ethylene – a primary product line – are generally tied to oil prices, which fell to extremely low levels during the period. We sold the Portfolio’s position in the first half of the period before the stock recouped some of its losses during the recovery in the second half of the year.

Contributing to relative results was sector positioning, including a material underweight to energy – the worst-performing benchmark sector during the period – and an overweight to the information technology sector.

The pandemic accelerated the digital transformation, leading semiconductor company Lam Research Corp. to be the largest individual contributor to relative performance. Healthy demand for semiconductor capital equipment supported the company’s DRAM memory products during the period, as did optimism around a rebound in economic growth.

Microsoft Corp. was another strong performer. The company is another beneficiary of the accelerating digital transformation. Companies offering services and products relevant to this shift in technology and capital spending were rewarded by the market during the year. The company’s Azure cloud platform and subscription-based Office 365 suite continue to grow, and demand for these products remains robust.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

The Portfolio’s fixed income sleeve outperformed the Bloomberg Barclays US Aggregate Bond Index during the year. We adjusted allocations throughout the period to account for the potential levels of risk and reward we were identifying across fixed income sectors, reducing credit allocations into the height of the market sell-off and adding risk back as the Fed’s backstop solidified. These additions began primarily in the investment-grade space, but as the period progressed, we became more comfortable adding exposure to the high-yield market, expecting that valuations in this sector had more to gain from improving economic fundamentals.

We also added an allocation to Treasury Inflation-Protected Securities late in the period. To accommodate these shifts, we moved further underweight in both agency mortgage-backed securities and U.S. Treasury securities.

These allocation decisions contributed to relative performance, with the meaningful overweight to corporate credit proving the most accretive to results during the recovery. No fixed income asset class detracted from relative performance.

Jeremiah Buckley, CFA

Michael Keough

Marc Pinto, CFA

Greg Wilensky, CFA

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	59.8%
Corporate Debt Securities	21.3
U.S. Government Agency Obligations	6.8
U.S. Government Obligations	5.6
Mortgage-Backed Securities	3.1
Repurchase Agreement	2.5
Asset-Backed Securities	2.0
Other Investment Company	1.0
Preferred Stocks	0.3
Loan Assignment	0.2
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	14.59%	11.35%	8.37%	07/01/2009
S&P 500® (A)	18.40%	15.22%	13.88%
Bloomberg Barclays US Aggregate Bond Index (B)	7.51%	4.44%	3.84%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	14.20%	10.57%	9.52%
Service Class	14.31%	11.08%	8.10%	07/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: 55% S&P 500® and 45% Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,143.20	$4.09	$1,021.30	$3.86	0.76%
Service Class	1,000.00	1,141.80	5.44	1,020.10	5.13	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 59.8%
Aerospace & Defense - 0.9%
General Dynamics Corp.	53,100	$7,902,342
L3 Harris Technologies, Inc.	17,904	3,384,214

		11,286,556

Air Freight & Logistics - 0.7%
United Parcel Service, Inc., Class B	50,067	8,431,283

Airlines - 0.1%
Southwest Airlines Co.	12,989	605,417

Banks - 0.9%
Bank of America Corp.	354,745	10,752,321

Beverages - 0.8%
Monster Beverage Corp. (A)	104,584	9,671,928

Biotechnology - 0.8%
AbbVie, Inc.	86,948	9,316,478

Capital Markets - 2.7%
Blackstone Group, Inc., Class A	136,531	8,848,574
CME Group, Inc.	45,794	8,336,798
Morgan Stanley	182,296	12,492,745
S&P Global, Inc.	8,995	2,956,926

		32,635,043

Chemicals - 0.4%
Sherwin-Williams Co.	7,252	5,329,567

Communications Equipment - 0.4%
Motorola Solutions, Inc.	25,473	4,331,938

Consumer Finance - 0.6%
American Express Co.	63,453	7,672,102

Electronic Equipment, Instruments & Components - 0.4%
Corning, Inc.	144,108	5,187,888

Entertainment - 1.3%
Activision Blizzard, Inc.	58,210	5,404,799
Walt Disney Co. (A)	60,257	10,917,363

		16,322,162

Equity Real Estate Investment Trusts - 0.3%
Crown Castle International Corp.	22,184	3,531,471

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	37,036	13,954,424
Sysco Corp.	52,651	3,909,863

		17,864,287

Food Products - 0.4%
Hershey Co.	33,912	5,165,815

Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	111,784	12,239,230
Edwards Lifesciences Corp. (A)	14,101	1,286,434
Intuitive Surgical, Inc. (A)	4,373	3,577,551
Medtronic PLC	68,254	7,995,274
Stryker Corp.	16,297	3,993,417

		29,091,906

Health Care Providers & Services - 2.1%
UnitedHealth Group, Inc.	72,933	25,576,145

Hotels, Restaurants & Leisure - 2.5%
Hilton Worldwide Holdings, Inc.	63,360	7,049,434
McDonald’s Corp.	75,485	16,197,571
Starbucks Corp.	71,099	7,606,171

		30,853,176

	Shares	Value
COMMON STOCKS (continued)
Household Products - 1.1%
Clorox Co.	12,711	$ 2,566,605
Procter & Gamble Co.	76,398	10,630,018

		13,196,623

Industrial Conglomerates - 1.1%
Honeywell International, Inc.	65,421	13,915,047

Insurance - 1.5%
Marsh & McLennan Cos., Inc.	29,218	3,418,506
Progressive Corp.	147,840	14,618,419

		18,036,925

Interactive Media & Services - 2.5%
Alphabet, Inc., Class C (A)	17,452	30,573,810

Internet & Direct Marketing Retail - 3.5%
Amazon.com, Inc. (A)	11,258	36,666,518
Booking Holdings, Inc. (A)	2,723	6,064,856

		42,731,374

IT Services - 3.9%
Accenture PLC, Class A	62,793	16,402,160
Fidelity National Information Services, Inc.	22,319	3,157,246
Mastercard, Inc., Class A	79,445	28,357,098

		47,916,504

Leisure Products - 0.5%
Hasbro, Inc.	65,614	6,137,534

Life Sciences Tools & Services - 1.3%
Illumina, Inc. (A)	11,737	4,342,690
Thermo Fisher Scientific, Inc.	23,449	10,922,075

		15,264,765

Machinery - 0.9%
Deere & Co.	38,905	10,467,390

Media - 1.4%
Comcast Corp., Class A	322,886	16,919,226

Multiline Retail - 0.9%
Dollar General Corp.	54,192	11,396,578

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	11,137	2,964,558

Pharmaceuticals - 3.2%
Bristol-Myers Squibb Co.	173,457	10,759,538
Eli Lilly & Co.	74,531	12,583,814
Merck & Co., Inc.	195,248	15,971,286

		39,314,638

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A (A)	86,152	5,403,454

Road & Rail - 0.6%
CSX Corp.	78,742	7,145,837

Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices, Inc. (A)	18,736	1,718,279
Lam Research Corp.	35,270	16,656,963
NVIDIA Corp.	25,146	13,131,241
QUALCOMM, Inc.	47,089	7,173,538
Texas Instruments, Inc.	68,271	11,205,319

		49,885,340

Software - 7.1%
Adobe, Inc. (A)	45,408	22,709,449
Microsoft Corp.	250,534	55,723,772

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
salesforce.com, Inc. (A)	39,494	$ 8,788,600

		87,221,821

Specialty Retail - 1.6%
Home Depot, Inc.	75,742	20,118,590

Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	317,388	42,114,214

Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc., Class B	85,921	12,155,244

Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (A)	32,238	4,347,294

Total Common Stocks (Cost $460,931,120)		730,852,249

PREFERRED STOCKS - 0.3%
Banks - 0.3%
First Republic Bank, Series K, 4.13% (B) (C)	55,650	1,471,386
Truist Financial Corp., Series R, 4.75% (B)	64,625	1,788,174

Total Preferred Stocks (Cost $3,006,875)		3,259,560

	Principal	Value
ASSET-BACKED SECURITIES - 2.0%
Applebee’s Funding LLC / IHOP Funding LLC Series 2019-1A, Class A2I, 4.19%, 06/07/2049 (D)	$866,828	854,969
Arbys Funding LLC Series 2020-1A, Class A2, 3.24%, 07/30/2050 (D)	1,188,023	1,213,933
CarMax Auto Owner Trust Series 2017-3, Class C, 2.72%, 05/15/2023	550,000	558,085
Credit Acceptance Auto Loan Trust Series 2018-2A, Class B, 3.94%, 07/15/2027 (D)	314,000	319,655
DB Master Finance LLC
Series 2019-1A, Class A23,
4.35%, 05/20/2049 (D)	314,025	339,351
Series 2019-1A, Class A2I,
3.79%, 05/20/2049 (D)	392,038	401,737
Series 2019-1A, Class A2II,
4.02%, 05/20/2049 (D)	217,250	228,825
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23,
4.12%, 07/25/2047 (D)	177,510	190,166
Series 2017-1A, Class A2II,
3.08%, 07/25/2047 (D)	165,870	166,756
Series 2018-1A, Class A2I,
4.12%, 07/25/2048 (D)	771,248	809,872
Series 2018-1A, Class A2II,
4.33%, 07/25/2048 (D)	449,650	488,734
Series 2019-1A, Class A2,
3.67%, 10/25/2049 (D)	1,537,470	1,633,116

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust
Series 2017-1, Class E,
5.17%, 09/16/2024	$ 1,590,000	$ 1,624,582
Series 2017-2, Class E,
5.27%, 11/15/2024	1,400,000	1,440,744
Series 2017-3, Class D,
3.53%, 12/15/2023 (D)	93,456	94,861
Series 2017-AA, Class D,
4.16%, 05/15/2024 (D)	192,501	195,167
Series 2018-4, Class C,
3.66%, 11/15/2024	107,055	107,880
Jack in the Box Funding LLC
Series 2019-1A, Class A23,
4.97%, 08/25/2049 (D)	834,693	897,971
Series 2019-1A, Class A2I,
3.98%, 08/25/2049 (D)	834,693	855,243
Series 2019-1A, Class A2II,
4.48%, 08/25/2049 (D)	834,693	878,096
Lakeview Loan Servicing LLC 1.90%, 07/10/2032 (E)	519,000	519,000
NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (D)	396,000	396,146
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1,
1.85%, 11/20/2050 (D)	708,968	714,622
Series 2020-1A, Class A5,
3.39%, 11/20/2050 (D)	1,021,000	1,033,519
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class C,
3.85%, 10/14/2025 (D)	148,000	151,485
Series 2018-1A, Class D,
4.40%, 01/14/2028 (D)	147,000	150,488
Planet Fitness Master Issuer LLC
Series 2018-1A, Class A2I,
4.26%, 09/05/2048 (D)	522,963	521,577
Series 2019-1A, Class A2,
3.86%, 12/05/2049 (D)	736,560	694,620
PRPM LLC
Series 2019-3A, Class A1,
3.35% (F), 07/25/2024 (D)	363,927	364,689
Series 2019-4A, Class A1,
3.35% (F), 11/25/2024 (D)	505,933	507,790
Series 2020-1A, Class A1,
2.98% (F), 02/25/2025 (D)	203,123	203,576
Series 2020-4, Class A1,
2.95% (F), 10/25/2025 (D)	694,140	696,789
Santander Drive Auto Receivables Trust Series 2020-1, Class A2A, 2.07%, 01/17/2023	208,671	209,667
Taco Bell Funding LLC
Series 2018-1A, Class A2I,
4.32%, 11/25/2048 (D)	558,600	566,582
Series 2018-1A, Class A2II,
4.94%, 11/25/2048 (D)	433,160	477,780
United Auto Credit Securitization Trust Series 2019-1, Class C, 3.16%, 08/12/2024 (D)	306,200	307,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Vantage Data Centers LLC
Series 2020-1A, Class A2,
1.65%, 09/15/2045 (D)	$ 1,368,000	$ 1,377,375
Series 2020-2A, Class A2,
1.99%, 09/15/2045 (D)	596,000	599,747
VCAT LLC Series 2020-NPL1, Class A1, 3.67% (F), 08/25/2050 (D)	408,045	412,797
Wendy’s Funding LLC
Series 2018-1A, Class A2I,
3.57%, 03/15/2048 (D)	267,720	275,976
Series 2018-1A, Class A2II,
3.88%, 03/15/2048 (D)	74,690	79,253
Series 2019-1A, Class A2I,
3.78%, 06/15/2049 (D)	426,530	451,921
Wingstop Funding LLC Series 2020-1A, Class A2, 2.84%, 12/05/2050 (D)	692,000	706,027

Total Asset-Backed Securities (Cost $24,327,622)		24,718,809

CORPORATE DEBT SECURITIES - 21.3%
Aerospace & Defense - 0.8%
BAE Systems PLC
1.90%, 02/15/2031 (D)	638,000	644,988
3.40%, 04/15/2030 (D)	458,000	518,857
Boeing Co.
2.25%, 06/15/2026	123,000	125,892
2.75%, 02/01/2026	375,000	394,331
3.25%, 02/01/2028	400,000	429,140
3.60%, 05/01/2034	1,041,000	1,096,112
4.51%, 05/01/2023	1,218,000	1,316,453
4.88%, 05/01/2025	393,000	447,984
5.71%, 05/01/2040	871,000	1,130,315
5.93%, 05/01/2060	239,000	339,044
General Dynamics Corp. 3.50%, 04/01/2027	402,000	462,459
Huntington Ingalls Industries, Inc.
3.84%, 05/01/2025	726,000	807,266
4.20%, 05/01/2030	1,304,000	1,544,762
Northrop Grumman Corp. 4.40%, 05/01/2030	726,000	901,146

		10,158,749

Automobiles - 0.1%
General Motors Co.
4.20%, 10/01/2027	337,000	381,869
5.00%, 10/01/2028	868,000	1,032,813
5.40%, 04/01/2048	91,000	114,599

		1,529,281

Banks - 3.2%
Banco Santander SA 2.75%, 12/03/2030	1,600,000	1,649,163
Bank of America Corp.
Fixed until 04/29/2030, 2.59% (F), 04/29/2031	2,849,000	3,053,440
Fixed until 04/24/2027, 3.71% (F), 04/24/2028	1,751,000	1,993,441

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
Fixed until 03/05/2028, 3.97% (F), 03/05/2029, MTN	$ 691,000	$ 806,804
Fixed until 01/28/2025 (G), 4.30% (C) (F)	872,000	899,084
Fixed until 06/01/2023 (G), 5.20% (F)	393,000	409,703
Fixed until 03/17/2025 (G), 6.10% (F)	435,000	492,877
Fixed until 09/05/2024 (G), 6.25% (F)	993,000	1,101,796
BNP Paribas SA
Fixed until 08/12/2030, 2.59% (F), 08/12/2035 (D)	1,744,000	1,782,937
Fixed until 11/19/2024, 2.82% (F), 11/19/2025 (D)	475,000	506,313
Fixed until 01/13/2030, 3.05% (F), 01/13/2031 (D)	878,000	958,098
Fixed until 01/10/2024, 4.71% (F), 01/10/2025 (D)	626,000	695,755
Citigroup, Inc.
Fixed until 01/10/2027, 3.89% (F), 01/10/2028	1,944,000	2,227,977
Fixed until 03/31/2030, 4.41% (F), 03/31/2031	1,312,000	1,591,006
Fixed until 01/30/2025 (G), 4.70% (F)	479,000	492,216
Fixed until 09/12/2024 (G), 5.00% (F)	497,000	516,569
Fixed until 05/15/2023 (G), 5.35% (C) (F)	478,000	497,718
Fixed until 02/15/2023 (G), 5.90% (F)	96,000	100,848
Fixed until 01/30/2023 (G), 5.95% (F)	755,000	792,447
Fixed until 05/15/2025 (G), 5.95% (F)	496,000	541,880
Fixed until 05/15/2024 (G), 6.30% (F)	109,000	118,156
Citizens Financial Group, Inc.
2.64%, 09/30/2032 (D)	623,000	656,358
3.75%, 07/01/2024	188,000	202,663
Credit Agricole SA Fixed until 06/16/2025, 1.91% (F), 06/16/2026 (D)	364,000	377,543
First Republic Bank 4.63%, 02/13/2047 (C)	385,000	508,180
HSBC Holdings PLC
Fixed until 05/24/2026, 1.59% (F), 05/24/2027	2,474,000	2,515,853
Fixed until 04/18/2025, 1.65% (F), 04/18/2026	1,087,000	1,111,742
Fixed until 08/18/2030, 2.36% (F), 08/18/2031	561,000	579,412
JPMorgan Chase & Co.
Fixed until 04/22/2025, 2.08% (F), 04/22/2026	3,406,000	3,597,167

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
Fixed until 05/13/2030, 2.96% (F), 05/13/2031	$ 2,638,000	$ 2,892,807
Fixed until 01/29/2026, 3.96% (F), 01/29/2027	1,548,000	1,778,787
Fixed until 04/01/2025 (G), 4.00% (C) (F)	392,000	398,370
Fixed until 02/01/2025 (G), 4.60% (F)	414,000	427,455
Fixed until 11/01/2022 (G), 4.63% (F)	164,000	161,926
Fixed until 08/01/2024 (G), 5.00% (F)	392,000	412,396
Natwest Group PLC Fixed until 08/28/2030, 3.03% (F), 11/28/2035	1,101,000	1,138,665
Westpac Banking Corp.
Fixed until 11/15/2030, 2.67% (F), 11/15/2035	1,096,000	1,129,055
2.96%, 11/16/2040	325,000	346,084

		39,462,691

Beverages - 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 02/01/2046	964,000	1,253,422
Anheuser-Busch InBev Worldwide, Inc. 4.35%, 06/01/2040	655,000	803,654
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030	554,000	595,849
Diageo Capital PLC
1.38%, 09/29/2025	643,000	660,693
2.00%, 04/29/2030	606,000	631,943
2.13%, 04/29/2032	486,000	513,393
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	646,000	718,866

		5,177,820

Capital Markets - 2.0%
Bank of New York Mellon Corp. Fixed until 09/20/2025 (G), 4.70% (F)	1,728,000	1,905,638
Charles Schwab Corp.
Fixed until 12/01/2030 (G), 4.00% (F)	1,398,000	1,471,395
Fixed until 06/01/2025 (G), 5.38% (F)	2,968,000	3,305,610
Credit Suisse Group AG Fixed until 09/03/2030 (G), 4.50% (D) (F)	1,637,000	1,645,021
Goldman Sachs Group, Inc.
3.50%, 04/01/2025	2,143,000	2,380,851
3-Month LIBOR + 3.92%, 4.13% (F), 02/01/2021 (C) (G)	1,698,000	1,694,570
Fixed until 02/10/2025 (G), 4.95% (F)	327,000	345,940
Fixed until 11/10/2022 (G), 5.00% (C) (F)	145,000	146,450
Intercontinental Exchange, Inc.
1.85%, 09/15/2032	437,000	440,396
2.10%, 06/15/2030	810,000	843,220
Morgan Stanley
Fixed until 02/13/2031, 1.79% (F), 02/13/2032, MTN	1,104,000	1,111,894
Fixed until 04/28/2025, 2.19% (F), 04/28/2026	1,359,000	1,435,433
3.95%, 04/23/2027	1,344,000	1,553,864
4.35%, 09/08/2026, MTN	780,000	919,611

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
MSCI, Inc.
3.63%, 09/01/2030 (D)	$ 693,000	$ 724,185
3.88%, 02/15/2031 (D)	962,000	1,017,315
4.00%, 11/15/2029 (D)	88,000	93,720
Raymond James Financial, Inc.
4.65%, 04/01/2030	404,000	495,567
4.95%, 07/15/2046	541,000	741,412
5.63%, 04/01/2024	227,000	261,978
UBS Group AG Fixed until 01/30/2026, 1.36% (F), 01/30/2027 (D)	1,382,000	1,397,473

		23,931,543

Chemicals - 0.3%
Axalta Coating Systems LLC 3.38%, 02/15/2029 (D)	1,496,000	1,496,000
Element Solutions, Inc. 3.88%, 09/01/2028 (D)	1,136,000	1,168,660
Nutrition & Biosciences, Inc.
1.83%, 10/15/2027 (D)	790,000	814,225
3.27%, 11/15/2040 (D)	290,000	311,634
3.47%, 12/01/2050 (D)	448,000	486,651

		4,277,170

Commercial Services & Supplies - 0.1%
Aramark Services, Inc. 6.38%, 05/01/2025 (D)	1,717,000	1,835,044

Construction Materials - 0.1%
Vulcan Materials Co. 3.50%, 06/01/2030	572,000	657,006

Consumer Finance - 0.4%
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,664,000	1,709,527
4.00%, 11/13/2030	1,463,000	1,536,150
General Motors Financial Co., Inc.
4.30%, 07/13/2025	190,000	213,015
4.35%, 04/09/2025 - 01/17/2027	922,000	1,035,998

		4,494,690

Containers & Packaging - 0.1%
Avery Dennison Corp. 2.65%, 04/30/2030	1,053,000	1,129,427

Diversified Consumer Services - 0.0% (H)
Service Corp. International 3.38%, 08/15/2030	415,000	431,687

Diversified Financial Services - 0.2%
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc.
3.63%, 03/01/2029 (D)	892,000	909,840
3.88%, 03/01/2031 (D)	1,304,000	1,352,900
USAA Capital Corp. 2.13%, 05/01/2030 (D)	150,000	157,724

		2,420,464

Diversified Telecommunication Services - 0.5%
AT&T, Inc.
1.65%, 02/01/2028	603,000	615,237
3.50%, 09/15/2053 (D)	330,000	330,484
3.55%, 09/15/2055 (D)	475,000	473,388
3.65%, 09/15/2059 (D)	109,000	110,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
3.80%, 12/01/2057 (D)	$ 660,000	$ 689,658
CenturyLink, Inc.
5.80%, 03/15/2022	356,000	371,130
6.45%, 06/15/2021	639,000	651,914
Level 3 Financing, Inc. 3.88%, 11/15/2029 (D)	1,712,000	1,901,210
Verizon Communications, Inc.
3.00%, 03/22/2027	451,000	500,359
4.86%, 08/21/2046	322,000	435,163

		6,078,605

Electric Utilities - 0.6%
AEP Transmission Co. LLC 3.65%, 04/01/2050	577,000	699,552
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	529,000	572,287
NRG Energy, Inc.
3.38%, 02/15/2029 (D)	938,000	960,324
3.63%, 02/15/2031 (D)	1,058,000	1,088,471
6.63%, 01/15/2027	967,000	1,021,191
7.25%, 05/15/2026	911,000	961,105
PPL WEM, Ltd. / Western Power Distribution PLC 5.38%, 05/01/2021 (D)	2,144,000	2,151,725

		7,454,655

Electronic Equipment, Instruments & Components - 0.5%
Keysight Technologies, Inc. 3.00%, 10/30/2029	1,020,000	1,126,162
Sensata Technologies, Inc. 3.75%, 02/15/2031 (D)	1,069,000	1,108,104
Trimble, Inc.
4.75%, 12/01/2024	853,000	974,951
4.90%, 06/15/2028	1,989,000	2,380,011

		5,589,228

Equity Real Estate Investment Trusts - 1.0%
Agree, LP 2.90%, 10/01/2030	1,382,000	1,468,086
Alexandria Real Estate Equities, Inc. 4.90%, 12/15/2030	972,000	1,236,944
Crown Castle International Corp.
3.10%, 11/15/2029	806,000	888,159
3.65%, 09/01/2027	468,000	528,365
4.30%, 02/15/2029	564,000	669,845
Equinix, Inc.
1.80%, 07/15/2027	918,000	944,982
2.15%, 07/15/2030	533,000	542,141
2.90%, 11/18/2026	412,000	450,591
3.20%, 11/18/2029	928,000	1,018,728
MPT Operating Partnership, LP / MPT Finance Corp.
3.50%, 03/15/2031	3,062,000	3,161,515
4.63%, 08/01/2029	297,000	317,419
5.00%, 10/15/2027	306,000	325,507
WP Carey, Inc. 2.40%, 02/01/2031	800,000	830,839

		12,383,121

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.3%
Sysco Corp.
2.50%, 07/15/2021	$ 258,000	$ 260,566
5.95%, 04/01/2030	1,217,000	1,599,193
6.60%, 04/01/2040 - 04/01/2050	958,000	1,425,239

		3,284,998

Food Products - 0.2%
JBS USA LUX SA / JBS USA Finance, Inc. 6.75%, 02/15/2028 (D)	528,000	593,208
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.50%, 01/15/2030 (D)	1,071,000	1,230,322
6.50%, 04/15/2029 (D)	836,000	973,188
Mondelez International, Inc. 2.75%, 04/13/2030	146,000	160,362

		2,957,080

Gas Utilities - 0.0% (H)
East Ohio Gas Co. 2.00%, 06/15/2030 (D)	130,000	134,737

Health Care Equipment & Supplies - 0.2%
Avantor Funding, Inc. 4.63%, 07/15/2028 (D)	789,000	834,367
Baxter International, Inc. 3.95%, 04/01/2030 (D)	671,000	801,920
Boston Scientific Corp. 4.00%, 03/01/2029	246,000	289,914

		1,926,201

Health Care Providers & Services - 1.3%
Centene Corp.
3.38%, 02/15/2030	741,000	779,599
4.25%, 12/15/2027	1,171,000	1,241,260
4.63%, 12/15/2029	1,380,000	1,532,090
5.38%, 06/01/2026 (D)	1,238,000	1,305,731
Cigna Corp.
2.40%, 03/15/2030	402,000	428,621
3.20%, 03/15/2040	183,000	200,668
3.40%, 09/17/2021 - 03/15/2050	430,000	467,880
CVS Health Corp.
2.70%, 08/21/2040	377,000	381,393
4.13%, 04/01/2040	499,000	598,618
4.25%, 04/01/2050	246,000	307,718
4.30%, 03/25/2028	326,000	387,927
5.05%, 03/25/2048	399,000	540,756
DaVita, Inc.
3.75%, 02/15/2031 (D)	1,098,000	1,114,865
4.63%, 06/01/2030 (D)	902,000	957,247
HCA, Inc.
3.50%, 09/01/2030	1,440,000	1,530,110
5.38%, 02/01/2025 - 09/01/2026	648,000	733,346
5.63%, 09/01/2028	264,000	311,520
5.88%, 02/15/2026 - 02/01/2029	650,000	769,320
Molina Healthcare, Inc. 4.38%, 06/15/2028 (D)	2,430,000	2,557,575

		16,146,244

Hotels, Restaurants & Leisure - 0.6%
1011778 BC ULC / New Red Finance, Inc. 4.00%, 10/15/2030 (D)	2,103,000	2,131,243

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Choice Hotels International, Inc. 3.70%, 12/01/2029 - 01/15/2031	$ 1,166,000	$ 1,275,908
GLP Capital, LP / GLP Financing II, Inc.
3.35%, 09/01/2024	159,000	166,913
4.00%, 01/15/2030 - 01/15/2031	1,437,000	1,562,772
5.25%, 06/01/2025	310,000	348,775
5.30%, 01/15/2029	73,000	84,457
5.38%, 04/15/2026	593,000	680,568
Marriott International, Inc. 5.75%, 05/01/2025	1,221,000	1,428,205
MGM Resorts International 7.75%, 03/15/2022	148,000	157,620

		7,836,461

Household Durables - 0.1%
MDC Holdings, Inc. 5.50%, 01/15/2024	569,000	623,055

Industrial Conglomerates - 0.1%
General Electric Co.
Fixed until 03/15/2021 (G), 5.00% (F)	850,000	790,713
6.75%, 03/15/2032, MTN	510,000	715,052

		1,505,765

Insurance - 0.2%
Brown & Brown, Inc.
2.38%, 03/15/2031	191,000	199,903
4.50%, 03/15/2029	591,000	699,588
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (F), 10/01/2050	1,542,000	1,631,097

		2,530,588

Internet & Direct Marketing Retail - 0.4%
Booking Holdings, Inc.
4.10%, 04/13/2025	2,101,000	2,382,723
4.50%, 04/13/2027	1,206,000	1,434,365
4.63%, 04/13/2030	842,000	1,046,252

		4,863,340

IT Services - 0.8%
Booz Allen Hamilton, Inc. 3.88%, 09/01/2028 (D)	1,056,000	1,087,680
Broadridge Financial Solutions, Inc. 2.90%, 12/01/2029	1,068,000	1,169,866
Gartner, Inc. 3.75%, 10/01/2030 (D)	209,000	220,236
Global Payments, Inc.
2.90%, 05/15/2030	865,000	941,875
3.20%, 08/15/2029	273,000	302,085
4.80%, 04/01/2026	745,000	884,107
Leidos, Inc.
2.30%, 02/15/2031 (D)	724,000	737,176
2.95%, 05/15/2023 (D)	163,000	171,493
3.63%, 05/15/2025 (C) (D)	633,000	707,751
4.38%, 05/15/2030 (D)	901,000	1,078,903
PayPal Holdings, Inc.
1.65%, 06/01/2025	451,000	471,196
2.30%, 06/01/2030	522,000	558,969
2.65%, 10/01/2026	1,084,000	1,191,533

		9,522,870

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Leisure Products - 0.3%
Hasbro, Inc.
3.55%, 11/19/2026	$ 1,625,000	$ 1,813,671
3.90%, 11/19/2029 (C)	1,443,000	1,634,217
5.10%, 05/15/2044	267,000	305,419

		3,753,307

Machinery - 0.4%
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025	967,000	1,043,257
3.45%, 11/15/2026	233,000	255,781
4.40%, 03/15/2024	855,000	935,690
4.95%, 09/15/2028	1,987,000	2,357,423

		4,592,151

Media - 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 (D)	1,294,000	1,363,695
4.50%, 05/01/2032 (D)	1,943,000	2,074,580
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80%, 04/01/2031	937,000	991,047
3.70%, 04/01/2051	458,000	475,612
4.80%, 03/01/2050	692,000	826,525
5.38%, 05/01/2047	177,000	220,915
6.48%, 10/23/2045	221,000	312,596
Comcast Corp. 3.75%, 04/01/2040	307,000	370,864
CSC Holdings LLC
3.38%, 02/15/2031 (D)	786,000	771,262
4.13%, 12/01/2030 (D)	1,154,000	1,206,622
4.63%, 12/01/2030 (D)	1,022,000	1,066,712
Fox Corp. 4.03%, 01/25/2024	362,000	398,686
GCI LLC 4.75%, 10/15/2028 (C) (D)	1,898,000	2,024,312
Sirius XM Radio, Inc. 4.13%, 07/01/2030 (D)	1,387,000	1,476,288

		13,579,716

Metals & Mining - 0.2%
Allegheny Technologies, Inc. 5.88%, 12/01/2027 (C)	893,000	939,883
Constellium SE 5.75%, 05/15/2024 (D)	991,000	1,011,236
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	644,000	694,822

		2,645,941

Multi-Utilities - 0.4%
Ameren Corp. 3.50%, 01/15/2031	2,373,000	2,737,858
Black Hills Corp. 2.50%, 06/15/2030	348,000	365,495
Dominion Energy, Inc. 3.38%, 04/01/2030	1,207,000	1,374,888

		4,478,241

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multiline Retail - 0.2%
Dollar General Corp.
3.50%, 04/03/2030	$ 664,000	$ 762,254
4.13%, 04/03/2050	641,000	811,232
Nordstrom, Inc. 4.38%, 04/01/2030 (C)	1,088,000	1,071,584

		2,645,070

Oil, Gas & Consumable Fuels - 0.9%
Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	956,000	1,064,280
Cheniere Energy, Inc. 4.63%, 10/15/2028 (D)	2,116,000	2,221,800
Continental Resources, Inc. 5.75%, 01/15/2031 (D)	1,085,000	1,204,328
Energy Transfer Operating, LP
4.95%, 06/15/2028	78,000	89,904
5.50%, 06/01/2027	327,000	384,878
5.88%, 01/15/2024	259,000	291,138
Hess Midstream Operations, LP 5.13%, 06/15/2028 (D)	1,320,000	1,379,809
Kinder Morgan, Inc. 4.30%, 03/01/2028	234,000	274,427
NGPL PipeCo LLC 4.38%, 08/15/2022 (D)	822,000	856,397
ONEOK, Inc.
5.85%, 01/15/2026	322,000	385,892
6.35%, 01/15/2031	688,000	882,097
7.15%, 01/15/2051	180,000	248,589
TransCanada PipeLines, Ltd. 4.10%, 04/15/2030	1,410,000	1,667,787

		10,951,326

Paper & Forest Products - 0.1%
Georgia-Pacific LLC 3.16%, 11/15/2021 (D)	729,000	742,662

Pharmaceuticals - 0.3%
Elanco Animal Health, Inc. 5.27%, 08/28/2023	1,093,000	1,194,102
Royalty Pharma PLC
1.75%, 09/02/2027 (D)	405,000	416,731
2.20%, 09/02/2030 (D)	78,000	80,100
3.30%, 09/02/2040 (D)	783,000	823,293
3.55%, 09/02/2050 (D)	782,000	833,182
Viatris, Inc. 1.65%, 06/22/2025 (D)	176,000	182,036

		3,529,444

Professional Services - 0.7%
CoStar Group, Inc. 2.80%, 07/15/2030 (D)	1,144,000	1,188,657
Equifax, Inc.
2.60%, 12/01/2024 - 12/15/2025	2,269,000	2,438,142
3.10%, 05/15/2030	867,000	964,405
Experian Finance PLC 2.75%, 03/08/2030 (D)	1,858,000	2,017,339
IHS Markit, Ltd.
4.75%, 02/15/2025 (D)	767,000	880,209
5.00%, 11/01/2022 (D)	94,000	100,510
Verisk Analytics, Inc.
3.63%, 05/15/2050	600,000	699,299

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Professional Services (continued)
Verisk Analytics, Inc. (continued)
5.50%, 06/15/2045	$ 349,000	$ 494,536

		8,783,097

Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022	711,000	753,384

Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices, Inc. 2.95%, 04/01/2025	534,000	582,831
Broadcom, Inc.
3.15%, 11/15/2025	1,268,000	1,384,595
4.15%, 11/15/2030	1,045,000	1,209,861
4.30%, 11/15/2032	836,000	991,069
4.70%, 04/15/2025	1,409,000	1,614,669
Marvell Technology Group, Ltd.
4.20%, 06/22/2023	358,000	387,413
4.88%, 06/22/2028	1,226,000	1,448,181
Microchip Technology, Inc.
2.67%, 09/01/2023 (D)	1,296,000	1,355,440
4.25%, 09/01/2025 (D)	1,015,000	1,073,812
Qorvo, Inc. 3.38%, 04/01/2031 (D)	1,178,000	1,216,285

		11,264,156

Software - 0.2%
VMware, Inc.
4.50%, 05/15/2025	891,000	1,019,728
4.65%, 05/15/2027	999,000	1,168,987

		2,188,715

Specialty Retail - 0.4%
AutoZone, Inc.
1.65%, 01/15/2031	477,000	473,100
3.75%, 04/18/2029	399,000	460,138
Lowe’s Cos., Inc.
4.50%, 04/15/2030	1,140,000	1,419,035
5.00%, 04/15/2040	585,000	792,036
O’Reilly Automotive, Inc.
3.60%, 09/01/2027	22,000	25,049
3.90%, 06/01/2029	964,000	1,133,642
4.35%, 06/01/2028	166,000	197,456
Ross Stores, Inc. 1.88%, 04/15/2031	387,000	388,536

		4,888,992

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp. 5.88%, 06/15/2021 (D)	1,198,000	1,200,156

Trading Companies & Distributors - 0.0% (H)
United Rentals North America, Inc. 3.88%, 02/15/2031	311,000	326,254

Wireless Telecommunication Services - 0.5%
T-Mobile USA, Inc.
2.05%, 02/15/2028 (D)	231,000	240,277
2.55%, 02/15/2031 (D)	313,000	328,672
3.00%, 02/15/2041 (D)	581,000	602,334
3.30%, 02/15/2051 (D)	504,000	518,530
3.50%, 04/15/2025 (D)	631,000	697,242
3.75%, 04/15/2027 (D)	2,502,000	2,849,278

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc. (continued)
3.88%, 04/15/2030 (D)	$ 772,000	$ 894,131

		6,130,464

Total Corporate Debt Securities (Cost $240,521,876)		260,795,596

LOAN ASSIGNMENT - 0.2%
Pharmaceuticals - 0.2%
Elanco Animal Health, Inc. Term Loan B, 3-Month LIBOR + 1.75%, 1.90% (F), 08/01/2027	2,060,676	2,040,498

Total Loan Assignment (Cost $2,060,676)		2,040,498

MORTGAGE-BACKED SECURITIES - 3.1%
280 Park Avenue Mortgage Trust Series 2017-280P, Class A, 1-Month LIBOR + 0.88%, 1.04% (F), 09/15/2034 (D)	592,515	592,511
Angel Oak Mortgage Trust
Series 2018-2, Class A1,
3.67% (F), 07/27/2048 (D)	75,988	77,025
Series 2019-5, Class A1,
2.59% (F), 10/25/2049 (D)	433,633	438,987
Series 2019-6, Class A1,
2.62% (F), 11/25/2059 (D)	489,971	496,887
Series 2020-3, Class A2,
2.41% (F), 04/25/2065 (D)	638,242	645,779
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (F), 04/25/2048 (D)	172,578	175,131
BANK
Series 2018-BN12, Class A4,
4.26% (F), 05/15/2061	228,438	271,450
Series 2019-BN17, Class A4,
3.71%, 04/15/2052	507,810	591,826
Series 2019-BN18, Class A4,
3.58%, 05/15/2062	863,429	999,668
Series 2019-BN20, Class A3,
3.01%, 09/15/2062	415,539	464,566
Series 2019-BN23, Class A3,
2.92%, 12/15/2052	747,529	831,670
Series 2019-BN24, Class A3,
2.96%, 11/15/2062	186,400	208,041
BBCMS Mortgage Trust Series 2017-DELC, Class A, 1-Month LIBOR + 0.85%, 1.01% (F), 08/15/2036 (D)	422,000	417,255
BBCMS Trust Series 2015-SRCH, Class A2, 4.20%, 08/10/2035 (D)	715,000	803,384
Benchmark Mortgage Trust Series 2020-B16, Class A5, 2.73%, 02/15/2053	466,000	512,186
BX Commercial Mortgage Trust
Series 2018-IND, Class A,
1-Month LIBOR + 0.75%, 0.91% (F), 11/15/2035 (D)	566,425	566,248

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust (continued)
Series 2019-XL, Class A,
1-Month LIBOR + 0.92%, 1.08% (F), 10/15/2036 (D)	$ 951,196	$ 952,970
Series 2019-XL, Class B,
1-Month LIBOR + 1.08%, 1.24% (F), 10/15/2036 (D)	153,786	153,786
BX Trust
Series 2019-OC11, Class A,
3.20%, 12/09/2041 (D)	962,000	1,053,425
Series 2019-OC11, Class B,
3.61%, 12/09/2041 (D)	481,000	528,148
Series 2019-OC11, Class C,
3.86%, 12/09/2041 (D)	481,000	510,141
Series 2019-OC11, Class D,
4.08% (F), 12/09/2041 (D)	722,000	751,163
Series 2019-OC11, Class E,
4.08% (F), 12/09/2041 (D)	184,000	185,830
Series 2020-FOX, Class A,
1-Month LIBOR + 1.00%, 1.16% (F), 11/15/2032 (D)	1,394,000	1,396,235
Series 2020-FOX, Class B,
1-Month LIBOR + 1.35%, 1.51% (F), 11/15/2032 (D)	239,000	239,527
Series 2020-FOX, Class C,
1-Month LIBOR + 1.55%, 1.71% (F), 11/15/2032 (D)	239,000	239,598
BXP Trust Series 2017-GM, Class A, 3.38%, 06/13/2039 (D)	324,000	362,160
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A11, 1-Month LIBOR + 0.90%, 1.05% (F), 07/25/2049 (D)	87,887	87,894
CHT Mortgage Trust Series 2017-CSMO, Class A, 1-Month LIBOR + 0.93%, 1.09% (F), 11/15/2036 (D)	526,491	520,573
Cold Storage Trust
Series 2020-ICE5, Class A,
1-Month LIBOR + 0.90%, 1.06% (F), 11/15/2037 (D)	1,339,000	1,343,502
Series 2020-ICE5, Class B,
1-Month LIBOR + 1.30%, 1.46% (F), 11/15/2037 (D)	596,000	597,416
Series 2020-ICE5, Class C,
1-Month LIBOR + 1.65%, 1.81% (F), 11/15/2037 (D)	598,000	598,188
COLT Mortgage Loan Trust
Series 2020-2, Class A1,
1.85% (F), 03/25/2065 (D)	363,740	368,168
Series 2020-3, Class A1,
1.51% (F), 04/27/2065 (D)	367,702	370,610
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2,
1-Month LIBOR + 2.40%, 2.55% (F), 04/25/2031 (D)	647,677	647,172
Series 2019-R02, Class 1M2,
1-Month LIBOR + 2.30%, 2.45% (F), 08/25/2031 (D)	361,208	360,749

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust (continued)
Series 2019-R03, Class 1M2,
1-Month LIBOR + 2.15%, 2.30% (F), 09/25/2031 (D)	$ 690,972	$ 690,132
Series 2019-R05, Class 1M2,
1-Month LIBOR + 2.00%, 2.15% (F), 07/25/2039 (D)	710,395	709,765
Series 2019-R06, Class 2M2,
1-Month LIBOR + 2.10%, 2.25% (F), 09/25/2039 (D)	662,802	661,578
Series 2019-R07, Class 1M2,
1-Month LIBOR + 2.10%, 2.25% (F), 10/25/2039 (D)	986,205	982,955
Series 2020-R01, Class 1M1,
1-Month LIBOR + 0.80%, 0.95% (F), 01/25/2040 (D)	141,742	141,855
Series 2020-R01, Class 1M2,
1-Month LIBOR + 2.05%, 2.20% (F), 01/25/2040 (D)	679,666	676,064
Series 2020-R02, Class 2M2,
1-Month LIBOR + 2.00%, 2.15% (F), 01/25/2040 (D)	1,087,655	1,079,991
Credit Suisse Mortgage Capital Certificates
Zero Coupon, 12/15/2023	428,000	428,021
Series 2019-ICE4, Class A,
1-Month LIBOR + 0.98%, 1.14% (F), 05/15/2036 (D)	1,509,000	1,511,021
Series 2019-ICE4, Class C,
1-Month LIBOR + 1.43%, 1.59% (F), 05/15/2036 (D)	282,000	281,660
Great Wolf Trust
Series 2019-WOLF, Class A,
1-Month LIBOR + 1.03%, 1.19% (F), 12/15/2036 (D)	230,000	224,810
Series 2019-WOLF, Class B,
1-Month LIBOR + 1.33%, 1.49% (F), 12/15/2036 (D)	258,000	242,477
Series 2019-WOLF, Class C,
1-Month LIBOR + 1.63%, 1.79% (F), 12/15/2036 (D)	287,000	267,215
GS Mortgage Securities Corp. II Series 2018-GS10, Class A5, 4.16% (F), 07/10/2051	326,340	382,726
GS Mortgage Securities Trust
Series 2018-GS9, Class A4,
3.99% (F), 03/10/2051	543,155	636,145
Series 2020-GC45, Class A5,
2.91%, 02/13/2053	465,000	517,604
Series 2020-GC47, Class A5,
2.38%, 05/12/2053	628,000	673,483
JPMorgan Mortgage Trust Series 2019-LTV2, Class A11, 1-Month LIBOR + 0.90%, 1.05% (F), 12/25/2049 (D)	213,278	213,309
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4,
3.81%, 12/15/2048	440,000	492,226
Series 2016-UB11, Class A4,
2.78%, 08/15/2049	560,000	602,920

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust (continued)
Series 2018-H3, Class A5,
4.18%, 07/15/2051	$ 476,664	$ 568,567
Series 2018-H4, Class A4,
4.31%, 12/15/2051	713,689	853,477
Series 2019-H6, Class A4,
3.42%, 06/15/2052	289,219	327,208
New Residential Mortgage Loan Trust Series 2018-2A, Class A1, 4.50% (F), 02/25/2058 (D)	229,645	248,541
Preston Ridge Partners Mortgage Trust
Series 2020-3, Class A1,
2.86% (F), 09/25/2025 (D)	1,124,784	1,133,944
Series 2020-5, Class A1,
3.10% (F), 11/25/2025 (D)	364,108	366,287
PRPM LLC Series 2020-2, Class A1, 3.67% (F), 08/25/2025 (D)	388,971	392,677
Sequoia Mortgage Trust
Series 2013-5, Class A1,
2.50% (F), 05/25/2043 (D)	254,173	260,457
Series 2020-2, Class A19,
3.50% (F), 03/25/2050 (D)	161,531	165,696
Spruce Hill Mortgage Loan Trust
Series 2020-SH1, Class A1,
2.52% (F), 01/28/2050 (D)	127,560	129,167
Series 2020-SH1, Class A2,
2.62% (F), 01/28/2050 (D)	318,119	321,851
Series 2020-SH2, Class A1,
3.41% (F), 06/25/2055 (D)	1,070,829	1,084,599
Starwood Mortgage Residential Trust Series 2020-2, Class A1, 2.72% (F), 04/25/2060 (D)	326,685	332,700
Towd Point HE Trust Series 2019-HE1, Class A1, 1-Month LIBOR + 0.90%, 1.05% (F), 04/25/2048 (D)	230,828	230,697
WFRBS Commercial Mortgage Trust Series 2014-C25, Class A5, 3.63%, 11/15/2047	474,000	522,944

Total Mortgage-Backed Securities (Cost $36,739,309)		37,714,638

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.8%
Connecticut Avenue Securities Trust Series 2019-R04, Class 2M2, 1-Month LIBOR + 2.10%, 2.25% (F), 06/25/2039 (D)	761,003	759,289
Federal Home Loan Mortgage Corp.
2.50%, 12/01/2033 - 01/01/2050	2,067,664	2,174,779
3.00%, 05/01/2031 - 03/01/2050	5,040,247	5,341,323
1-Month LIBOR + 3.00%, 3.15% (F), 06/25/2050 (D)	427,056	429,188
3.50%, 07/01/2042 - 02/01/2048	4,160,293	4,531,974
4.00%, 03/01/2047 - 05/01/2048	1,604,982	1,725,684
4.50%, 03/01/2048 - 12/01/2048	514,166	567,940
5.00%, 09/01/2048	40,590	44,938
6.00%, 04/01/2040	68,797	81,566

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
SOFRA + 2.60%, 2.68% (F), 11/25/2050 (D)	$ 1,406,000	$ 1,414,746
1-Month LIBOR + 5.55%, 5.70% (F), 07/25/2028	356,262	371,762
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes REMIC 1-Month LIBOR + 3.15%, 3.30% (F), 09/25/2050 (D)	471,000	475,339
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust 1-Month LIBOR + 1.95%, 2.10% (F), 10/25/2049 (D)	218,752	218,405
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust REMIC
1-Month LIBOR + 1.70%, 1.85% (F), 01/25/2050 (D)	827,000	820,779
SOFRA + 2.00%, 2.08% (F), 12/25/2050 (D)	860,000	858,668
Federal National Mortgage Association
2.50%, 11/01/2034 - 10/01/2050	832,522	886,562
3.00%, 10/01/2034 - 06/01/2057	12,651,288	13,465,445
3.50%, 04/01/2044 - 08/01/2056	10,250,472	11,131,674
4.00%, 01/01/2048 - 02/01/2049	1,096,513	1,192,486
4.50%, 11/01/2042 - 08/01/2048	1,336,657	1,487,541
5.00%, 07/01/2044 - 05/01/2048	824,867	928,233
6.00%, 02/01/2037	3,026	3,615
Federal National Mortgage Association Connecticut Avenue Securities
1-Month LIBOR + 2.00%, 2.15% (F), 03/25/2031	742,035	737,260
1-Month LIBOR + 2.35%, 2.50% (F), 01/25/2031	496,864	497,495
1-Month LIBOR + 3.55%, 3.70% (F), 07/25/2029	448,013	461,023
1-Month LIBOR + 4.25%, 4.40% (F), 01/25/2029 - 04/25/2029	705,919	737,078
1-Month LIBOR + 4.90%, 5.05% (F), 11/25/2024	82,960	85,098
1-Month LIBOR + 5.00%, 5.15% (F), 07/25/2025	482,739	496,093
1-Month LIBOR + 5.70%, 5.85% (F), 04/25/2028	275,071	293,492
1-Month LIBOR + 5.90%, 6.05% (F), 10/25/2028	131,426	138,114
Federal National Mortgage Association REMIC 3.00%, 05/25/2048 - 11/25/2049	2,164,454	2,286,640
Government National Mortgage Association
2.00%, TBA (I)	450,418	471,021
2.50%, TBA (I)	4,238,600	4,486,955
4.00%, 01/15/2045 - 05/20/2048	3,935,003	4,239,342
4.50%, 08/15/2046 - 05/20/2048	1,675,588	1,849,536
5.00%, 08/20/2048	652,955	714,087

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security
1.50%, TBA (I)	$ 228,159	$ 234,754
2.00%, TBA (I)	8,686,119	9,036,296
2.50%, TBA (I)	7,362,622	7,752,473

Total U.S. Government Agency Obligations (Cost $81,202,776)		83,428,693

U.S. GOVERNMENT OBLIGATIONS - 5.6%
U.S. Treasury - 4.4%
U.S. Treasury Bond
1.13%, 05/15/2040	701,000	665,512
1.25%, 05/15/2050	16,597,400	15,056,954
1.38%, 11/15/2040 - 08/15/2050	11,402,100	10,754,660
2.75%, 08/15/2042 (C)	6,796,100	8,425,571
U.S. Treasury Note
0.25%, 06/30/2025	947,500	945,094
0.38%, 11/30/2025 (C)	2,341,000	2,344,292
0.88%, 11/15/2030 (C)	4,610,400	4,595,272
1.13%, 02/28/2022	11,564,000	11,700,419

		54,487,774

U.S. Treasury Inflation-Protected Securities - 1.2%
U.S. Treasury Inflation-Indexed Note 0.13%, 10/15/2025	13,139,087	14,285,507

Total U.S. Government Obligations (Cost $68,372,367)		68,773,281

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	12,094,734	12,094,734

Total Other Investment Company (Cost $12,094,734)		12,094,734

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $30,756,872 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $31,372,076.	$30,756,872	30,756,872

Total Repurchase Agreement (Cost $30,756,872)		30,756,872

Total Investments (Cost $960,014,227)		1,254,434,930
Net Other Assets (Liabilities) - (2.6)%		(32,139,751)

Net Assets - 100.0%		$1,222,295,179

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$730,852,249	$—	$—	$730,852,249
Preferred Stocks	3,259,560	—	—	3,259,560
Asset-Backed Securities	—	24,718,809	—	24,718,809
Corporate Debt Securities	—	260,795,596	—	260,795,596
Loan Assignment	—	2,040,498	—	2,040,498
Mortgage-Backed Securities	—	37,714,638	—	37,714,638
U.S. Government Agency Obligations	—	83,428,693	—	83,428,693
U.S. Government Obligations	—	68,773,281	—	68,773,281
Other Investment Company	12,094,734	—	—	12,094,734
Repurchase Agreement	—	30,756,872	—	30,756,872

Total Investments	$746,206,543	$508,228,387	$—	$1,254,434,930

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rates disclosed reflect the yields at December 31, 2020.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $23,960,871, collateralized by cash collateral of $12,094,734 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $12,363,124. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $132,965,401, representing 10.9% of the Portfolio’s net assets.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the value of the security is $519,000, representing less than 0.1% of the Portfolio’s net assets.
(F)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(J)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFRA	Secured Overnight Financing Rate Average
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $929,257,355) (including securities loaned of $23,960,871)	$1,223,678,058
Repurchase agreement, at value (cost $30,756,872)	30,756,872
Cash	447,258
Receivables and other assets:
Net income from securities lending	2,459
Dividends	482,769
Interest	2,566,246

Total assets	1,257,933,662

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,094,734
Payables and other liabilities:
Investments purchased	20,306
When-issued, delayed-delivery, forward and TBA commitments purchased	21,844,482
Shares of beneficial interest redeemed	527,173
Investment management fees	735,046
Distribution and service fees	253,202
Transfer agent costs	1,834
Trustees, CCO and deferred compensation fees	4,373
Audit and tax fees	28,529
Custody fees	53,153
Legal fees	5,946
Printing and shareholder reports fees	51,823
Other accrued expenses	17,882

Total liabilities	35,638,483

Net assets	$1,222,295,179

Net assets consist of:
Capital stock ($0.01 par value)	$672,146
Additional paid-in capital	862,812,167
Total distributable earnings (accumulated losses)	358,810,866

Net assets	$1,222,295,179

Net assets by class:
Initial Class	$14,443,193
Service Class	1,207,851,986

Shares outstanding:
Initial Class	781,557
Service Class	66,433,034

Net asset value and offering price per share:
Initial Class	$18.48
Service Class	18.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$10,976,346
Interest income	13,253,678
Net income from securities lending	46,949
Withholding taxes on foreign income	(12,164)

Total investment income	24,264,809

Expenses:
Investment management fees	8,066,805
Distribution and service fees:
Service Class	2,767,773
Transfer agent costs	16,558
Trustees, CCO and deferred compensation fees	35,261
Audit and tax fees	46,286
Custody fees	160,027
Legal fees	71,921
Printing and shareholder reports fees	61,701
Other	54,730

Total expenses	11,281,062

Net investment income (loss)	12,983,747

Net realized gain (loss) on:
Investments	54,444,003
Foreign currency transactions	(8,074)

Net realized gain (loss)	54,435,929

Net change in unrealized appreciation (depreciation) on:
Investments	86,445,467

Net realized and change in unrealized gain (loss)	140,881,396

Net increase (decrease) in net assets resulting from operations	$153,865,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$12,983,747	$16,377,676
Net realized gain (loss)	54,435,929	48,165,536
Net change in unrealized appreciation (depreciation)	86,445,467	139,506,412

Net increase (decrease) in net assets resulting from operations	153,865,143	204,049,624

Dividends and/or distributions to shareholders:
Initial Class	(741,394)	(752,433)
Service Class	(62,858,749)	(60,756,958)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(63,600,143)	(61,509,391)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,890,914	1,631,777
Service Class	40,734,453	44,790,705

	42,625,367	46,422,482

Dividends and/or distributions reinvested:
Initial Class	741,394	752,433
Service Class	62,858,749	60,756,958

	63,600,143	61,509,391

Cost of shares redeemed:
Initial Class	(2,657,303)	(1,428,781)
Service Class	(96,745,926)	(68,362,824)

	(99,403,229)	(69,791,605)

Net increase (decrease) in net assets resulting from capital share transactions	6,822,281	38,140,268

Net increase (decrease) in net assets	97,087,281	180,680,501

Net assets:
Beginning of year	1,125,207,898	944,527,397

End of year	$1,222,295,179	$1,125,207,898

Capital share transactions - shares:
Shares issued:
Initial Class	109,809	99,934
Service Class	2,453,757	2,803,182

	2,563,566	2,903,116

Shares reinvested:
Initial Class	43,029	46,939
Service Class	3,704,110	3,845,377

	3,747,139	3,892,316

Shares redeemed:
Initial Class	(158,396)	(86,981)
Service Class	(5,816,732)	(4,243,120)

	(5,975,128)	(4,330,101)

Net increase (decrease) in shares outstanding:
Initial Class	(5,558)	59,892
Service Class	341,135	2,405,439

	335,577	2,465,331

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$17.08	$14.87	$15.45	$13.47	$13.18

Investment operations:
Net investment income (loss) (A)	0.24	0.29	0.27	0.26	0.23	(B)
Net realized and unrealized gain (loss)	2.18	2.93	(0.20)	2.02	0.33

Total investment operations	2.42	3.22	0.07	2.28	0.56

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.27)	(0.27)	(0.23)	(0.16)
Net realized gains	(0.72)	(0.74)	(0.38)	(0.07)	(0.11)

Total dividends and/or distributions to shareholders	(1.02)	(1.01)	(0.65)	(0.30)	(0.27)

Net asset value, end of year	$18.48	$17.08	$14.87	$15.45	$13.47

Total return	14.59%	22.08%	0.22%	17.04%	4.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,443	$13,443	$10,813	$11,503	$9,868
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%	0.77%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%	0.77%	0.77	%(B)
Net investment income (loss) to average net assets	1.41%	1.80%	1.73%	1.80%	1.77	%(B)
Portfolio turnover rate	86%	87%	105%	63%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$16.82	$14.66	$15.25	$13.30	$13.02

Investment operations:
Net investment income (loss) (A)	0.19	0.25	0.23	0.22	0.20	(B)
Net realized and unrealized gain (loss)	2.15	2.88	(0.21)	1.99	0.33

Total investment operations	2.34	3.13	0.02	2.21	0.53

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.23)	(0.23)	(0.19)	(0.14)
Net realized gains	(0.72)	(0.74)	(0.38)	(0.07)	(0.11)

Total dividends and/or distributions to shareholders	(0.98)	(0.97)	(0.61)	(0.26)	(0.25)

Net asset value, end of year	$18.18	$16.82	$14.66	$15.25	$13.30

Total return	14.31%	21.77%	(0.06)%	16.73%	4.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,207,852	$1,111,765	$933,714	$927,106	$758,553
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.01%	1.01%	1.02%	1.03%
Including waiver and/or reimbursement and recapture	1.01%	1.01%	1.01%	1.02%	1.02	%(B)
Net investment income (loss) to average net assets	1.16%	1.56%	1.49%	1.55%	1.53	%(B)
Portfolio turnover rate	86%	87%	105%	63%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $2,093.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2020. Open funded loan participations and assignments at December 31, 2020, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Preferred Stocks	$73,113	$—	$—	$—	$73,113
Corporate Debt Securities	5,195,739	—	—	—	5,195,739
U.S. Government Obligations	6,825,882	—	—	—	6,825,882
Total Securities Lending Transactions	$12,094,734	$—	$—	$—	$12,094,734
Total Borrowings	$12,094,734	$—	$—	$—	$12,094,734

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.760%
Over $250 million up to $500 million	0.730
Over $500 million up to $1 billion	0.705
Over $1 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

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Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 555,556,006	$ 388,943,789	$ 515,113,246	$ 458,113,196

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals and TIPS. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible expenses from partnership investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (30)	$ 30

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 962,819,000	$ 294,215,130	$ (2,599,200)	$ 291,615,930

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 25,328,926	$ 38,271,217	$ —	$ 14,431,454	$ 47,077,937	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 27,170,548	$ 40,103,181	$ —	$ —	$ —	$ 291,537,137

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $38,271,217 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

Mid-cap stocks ended the year with strong gains despite volatility sparked by the COVID-19 pandemic and resulting economic downturn. Throughout this volatile period, a narrow group of high-growth, high-valuation stocks led the mid-cap market. In our view, a number of factors contributed to this narrow outperformance, including low interest rates. Heightened uncertainty around COVID-19 also made investors willing to pay high prices for any stocks they viewed as either insulated or benefiting from disruptions to the physical economy due to their virtual or digital business models. The market broadened somewhat in the fourth quarter as the development of COVID-19 vaccines led investors to look ahead to a potential economic normalization in 2021.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Janus Mid-Cap Growth VP, Initial Class returned 19.20%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 35.59%.

STRATEGY REVIEW

The Portfolio had positive performance but underperformed its benchmark during the period. Stock selection in information technology and health care detracted from relative performance. An underweight and stock selection in consumer discretionary contributed to performance. Lack of exposure to consumer staples also lifted relative performance.

In our view, one of the most stunning developments of 2020 was the extreme outperformance of the most expensive stocks in the market. An unusual combination of factors contributed to this imbalance, including low interest rates, disruptions to companies exposed to the physical economy as a result of COVID-19, and winner-take-all dynamics that allow companies to quickly scale and dominate markets. This confluence of factors pushed valuations higher even when companies had not substantially raised their revenue or earnings outlooks. Instead, these valuation increases were driven by multiple expansion, a dynamic we find worrisome and unsustainable. In our view, these expensive stocks, in many cases, may fail to produce the future growth rates needed to justify current valuations. Our experience has shown us that such periods of market divergence are not sustainable, and we have continued to approach these expensive, more speculative growth stocks with caution. We continue to rely on our disciplined investment approach to identify compelling mid-cap growth companies we believe have the potential to emerge as market leaders of tomorrow.

Medical device manufacturer Boston Scientific was a prominent relative detractor. The company lost a key growth driver after it was forced to pull its Lotus Edge transcatheter aortic valve replacement (TAVR) product from the market because of performance issues. Despite this setback, the company has other avenues for revenue growth that we believe will support its earnings potential.

Cimpress, another detractor, produces marketing collateral for small businesses and the business-to-consumer segment. The stock declined early in the year after the company reported lower-than-expected revenue growth, and it continued to face headwinds from the weaker economy in 2020. In our view, Cimpress has a unique business model, using its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards at competitive costs. We also believe it has the ability to improve its profit margins.

Wayfair, a top positive contributor, sells discounted furniture and housing accessories through its website, a business that benefited from consumers’ willingness to spend money online. Sales trends were strong, helped by the company’s expanded product breadth and customer reach. The company is also seeing more customers return for second or third purchases, an indicator of customer loyalty.

NICE Systems was also a notable contributor. This company offers technology solutions for call centers and data security, functions that were critical as more business interactions and commerce moved online during the pandemic. Its services include sophisticated analytical applications that have helped boost customer engagement, and it benefits from recurring revenue streams and high customer retention rates. These attributes helped support its financial results and stock performance.

Brian Demain, CFA

Cody Wheaton, CFA

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.3%
Repurchase Agreement	3.7
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	19.20%	15.26%	10.59%	03/01/1993
Russell Midcap® Growth Index (A)	35.59%	18.66%	15.04%
Service Class	18.93%	14.98%	10.32%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,292.60	$4.84	$1,020.90	$4.27	0.84%
Service Class	1,000.00	1,291.40	6.28	1,019.70	5.53	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 96.3%
Aerospace & Defense - 2.7%
L3 Harris Technologies, Inc.	77,521	$ 14,653,020
Teledyne Technologies, Inc. (A)	39,193	15,362,872

		30,015,892

Airlines - 0.9%
Ryanair Holdings PLC, ADR (A)	95,310	10,482,194

Auto Components - 0.7%
Visteon Corp. (A)	59,224	7,433,796

Banks - 0.8%
SVB Financial Group (A)	24,225	9,395,182

Biotechnology - 2.5%
Abcam PLC, ADR (A)	138,733	2,989,696
Ascendis Pharma A/S, ADR (A)	28,103	4,687,018
BioMarin Pharmaceutical, Inc. (A)	82,336	7,220,044
Neurocrine Biosciences, Inc. (A)	71,536	6,856,726
Sarepta Therapeutics, Inc. (A)	37,732	6,432,929

		28,186,413

Capital Markets - 4.1%
Cboe Global Markets, Inc.	63,226	5,887,605
Charles Schwab Corp.	160,153	8,494,515
LPL Financial Holdings, Inc.	235,331	24,526,197
MSCI, Inc.	16,433	7,337,828

		46,246,145

Commercial Services & Supplies - 2.5%
Cimpress PLC (A) (B)	111,164	9,753,529
Ritchie Bros Auctioneers, Inc.	266,649	18,545,438

		28,298,967

Containers & Packaging - 1.4%
Sealed Air Corp.	329,055	15,067,428

Diversified Consumer Services - 1.6%
frontdoor, Inc. (A)	121,910	6,121,101
Terminix Global Holdings, Inc. (A)	236,466	12,062,131

		18,183,232

Electric Utilities - 1.2%
Alliant Energy Corp.	259,267	13,360,029

Electrical Equipment - 2.2%
Sensata Technologies Holding PLC (A)	465,991	24,576,365

Electronic Equipment, Instruments & Components - 5.7%
Dolby Laboratories, Inc., Class A	124,822	12,123,961
Flex, Ltd. (A)	758,907	13,645,148
National Instruments Corp.	311,972	13,708,049
TE Connectivity, Ltd.	202,382	24,502,389

		63,979,547

Entertainment - 0.5%
Liberty Media Corp. - Liberty Formula One, Class C (A)	138,522	5,901,037

Equity Real Estate Investment Trusts - 2.5%
Crown Castle International Corp.	47,323	7,533,348
Lamar Advertising Co., Class A	238,495	19,847,554

		27,380,902

Health Care Equipment & Supplies - 8.1%
Boston Scientific Corp. (A)	509,515	18,317,064
Cooper Cos., Inc.	58,195	21,143,407
DENTSPLY SIRONA, Inc.	170,649	8,935,182
ICU Medical, Inc. (A)	49,708	10,661,869

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
STERIS PLC	64,152	$ 12,159,370
Teleflex, Inc.	25,805	10,620,564
Varian Medical Systems, Inc. (A)	48,429	8,475,559

		90,313,015

Hotels, Restaurants & Leisure - 0.9%
Airbnb, Inc., Class A (A)	8,711	1,278,775
Aramark	225,063	8,660,424

		9,939,199

Insurance - 5.6%
Aon PLC, Class A	113,101	23,894,848
Intact Financial Corp.	167,688	19,855,397
W.R. Berkley Corp.	256,877	17,061,770
Willis Towers Watson PLC	10,558	2,224,360

		63,036,375

Internet & Direct Marketing Retail - 0.8%
DoorDash, Inc. (A)	7,205	1,028,514
Wayfair, Inc., Class A (A) (B)	34,026	7,683,411

		8,711,925

IT Services - 12.7%
Amdocs, Ltd.	244,920	17,372,176
Broadridge Financial Solutions, Inc.	152,906	23,425,199
Edenred	166,774	9,471,302
Euronet Worldwide, Inc. (A)	42,440	6,150,405
Fidelity National Information Services, Inc.	134,361	19,006,707
Global Payments, Inc.	95,513	20,575,410
GoDaddy, Inc., Class A (A)	249,925	20,731,279
WEX, Inc. (A)	122,165	24,864,242

		141,596,720

Life Sciences Tools & Services - 3.8%
Illumina, Inc. (A)	19,587	7,247,190
PerkinElmer, Inc.	82,150	11,788,525
PRA Health Sciences, Inc. (A)	86,055	10,794,739
Waters Corp. (A)	50,789	12,566,215

		42,396,669

Machinery - 3.3%
Ingersoll Rand, Inc. (A)	270,073	12,304,526
Middleby Corp. (A)	50,139	6,463,920
Rexnord Corp.	235,036	9,281,571
Westinghouse Air Brake Technologies Corp.	124,870	9,140,484

		37,190,501

Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	86,023	5,336,007
Catalent, Inc. (A)	193,599	20,147,848
Elanco Animal Health, Inc. (A)	277,492	8,510,680
Royalty Pharma PLC, Class A (B)	134,225	6,717,961

		40,712,496

Professional Services - 2.6%
CoStar Group, Inc. (A)	12,177	11,254,958
IHS Markit, Ltd.	81,633	7,333,092
Verisk Analytics, Inc.	50,508	10,484,956

		29,073,006

Road & Rail - 1.0%
JB Hunt Transport Services, Inc.	77,012	10,523,690

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 9.3%
KLA Corp.	94,232	$ 24,397,607
Lam Research Corp.	46,724	22,066,344
Microchip Technology, Inc.	202,986	28,034,396
NXP Semiconductors NV	42,819	6,808,649
ON Semiconductor Corp. (A)	543,072	17,774,747
Xilinx, Inc.	32,833	4,654,734

		103,736,477

Software - 11.5%
Atlassian Corp. PLC, Class A (A)	81,541	19,069,994
Bill.com Holdings, Inc. (A)	15,175	2,071,387
Ceridian HCM Holding, Inc. (A)	167,264	17,823,652
Constellation Software, Inc.	16,691	21,674,042
Dynatrace, Inc. (A)	135,502	5,863,172
Nice, Ltd., ADR (A)	118,232	33,523,501
SS&C Technologies Holdings, Inc.	382,432	27,821,928
Topicus.com, Inc. (A) (C) (D)	31,042	117,301

		127,964,977

Specialty Retail - 2.0%
Burlington Stores, Inc. (A)	27,866	7,288,352
CarMax, Inc. (A)	153,623	14,511,229

		21,799,581

Textiles, Apparel & Luxury Goods - 1.0%
Gildan Activewear, Inc.	413,574	11,584,208

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 0.8%
Ferguson PLC	77,076	$ 9,364,767

Total Common Stocks (Cost $670,770,573)		1,076,450,735

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 0.00% (E), dated 12/31/2020, to be repurchased at $41,903,982 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $42,742,128.	$ 41,903,982	41,903,982

Total Repurchase Agreement (Cost $41,903,982)		41,903,982

Total Investments (Cost $712,674,555)		1,118,354,717
Net Other Assets (Liabilities) - (0.0)% (F)		(139,252)

Net Assets - 100.0%		$ 1,118,215,465

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,057,497,365	$18,953,370	$—	$1,076,450,735
Repurchase Agreement	—	41,903,982	—	41,903,982

Total Investments	$1,057,497,365	$60,857,352	$—	$1,118,354,717

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $22,376,050, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $22,850,399. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the value of the security is $117,301, representing less than 0.1% of the Portfolio’s net assets.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2020. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Rate disclosed reflects the yield at December 31, 2020.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $670,770,573) (including securities loaned of $22,376,050)	$1,076,450,735
Repurchase agreement, at value (cost $41,903,982)	41,903,982
Foreign currency, at value (cost $92,343)	92,553
Receivables and other assets:
Investments sold	669,408
Net income from securities lending	2,259
Shares of beneficial interest sold	209,829
Dividends	322,685

Total assets	1,119,651,451

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	433,439
Investment management fees	729,324
Distribution and service fees	51,553
Transfer agent costs	1,553
Trustees, CCO and deferred compensation fees	4,676
Audit and tax fees	18,382
Custody fees	59,612
Legal fees	5,398
Printing and shareholder reports fees	114,977
Other accrued expenses	17,072

Total liabilities	1,435,986

Net assets	$1,118,215,465

Net assets consist of:
Capital stock ($0.01 par value)	$261,495
Additional paid-in capital	567,156,579
Total distributable earnings (accumulated losses)	550,797,391

Net assets	$1,118,215,465

Net assets by class:
Initial Class	$870,325,933
Service Class	247,889,532

Shares outstanding:
Initial Class	20,108,920
Service Class	6,040,569

Net asset value and offering price per share:
Initial Class	$43.28
Service Class	41.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$9,068,852
Interest income	61,796
Net income from securities lending	70,192
Withholding taxes on foreign income	(149,137)

Total investment income	9,051,703

Expenses:
Investment management fees	7,978,281
Distribution and service fees:
Service Class	497,182
Transfer agent costs	14,795
Trustees, CCO and deferred compensation fees	31,753
Audit and tax fees	32,426
Custody fees	165,001
Legal fees	64,433
Printing and shareholder reports fees	116,823
Other	50,450

Total expenses	8,951,144

Net investment income (loss)	100,559

Net realized gain (loss) on:
Investments	145,725,170
Foreign currency transactions	(11,222)

Net realized gain (loss)	145,713,948

Net change in unrealized appreciation (depreciation) on:
Investments	20,488,395
Translation of assets and liabilities denominated in foreign currencies	(559)

Net change in unrealized appreciation (depreciation)	20,487,836

Net realized and change in unrealized gain (loss)	166,201,784

Net increase (decrease) in net assets resulting from operations	$166,302,343

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$100,559	$642,069
Net realized gain (loss)	145,713,948	78,103,024
Net change in unrealized appreciation (depreciation)	20,487,836	257,350,132

Net increase (decrease) in net assets resulting from operations	166,302,343	336,095,225

Dividends and/or distributions to shareholders:
Initial Class	(62,283,641)	(51,748,468)
Service Class	(17,580,599)	(9,390,268)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(79,864,240)	(61,138,736)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,969,404	23,284,379
Service Class	37,494,177	36,832,243

	54,463,581	60,116,622

Dividends and/or distributions reinvested:
Initial Class	62,283,641	51,748,468
Service Class	17,580,599	9,390,268

	79,864,240	61,138,736

Cost of shares redeemed:
Initial Class	(255,908,420)	(138,920,334)
Service Class	(26,021,810)	(14,069,882)

	(281,930,230)	(152,990,216)

Net increase (decrease) in net assets resulting from capital share transactions	(147,602,409)	(31,734,858)

Net increase (decrease) in net assets	(61,164,306)	243,221,631

Net assets:
Beginning of year	1,179,379,771	936,158,140

End of year	$1,118,215,465	$1,179,379,771

Capital share transactions - shares:
Shares issued:
Initial Class	430,952	637,843
Service Class	1,091,906	1,026,467

	1,522,858	1,664,310

Shares reinvested:
Initial Class	1,717,222	1,404,300
Service Class	510,767	267,149

	2,227,989	1,671,449

Shares redeemed:
Initial Class	(6,881,421)	(3,687,483)
Service Class	(762,663)	(399,808)

	(7,644,084)	(4,087,291)

Net increase (decrease) in shares outstanding:
Initial Class	(4,733,247)	(1,645,340)
Service Class	840,010	893,808

	(3,893,237)	(751,532)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$39.58	$30.58	$32.30	$25.23	$28.35

Investment operations:
Net investment income (loss) (A)	0.02	0.03	0.06	0.03	0.04	(B)
Net realized and unrealized gain (loss)	6.95	11.04	(0.25)	7.26	(0.66)

Total investment operations	6.97	11.07	(0.19)	7.29	(0.62)

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.03)	(0.02)	(0.03)	—
Net realized gains	(3.18)	(2.04)	(1.51)	(0.19)	(2.50)

Total dividends and/or distributions to shareholders	(3.27)	(2.07)	(1.53)	(0.22)	(2.50)

Net asset value, end of year	$43.28	$39.58	$30.58	$32.30	$25.23

Total return	19.20%	36.71%	(1.22)%	29.01%	(2.04)%

Ratio and supplemental data:
Net assets end of year (000’s)	$870,326	$983,244	$810,104	$732,785	$651,050
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%	0.83%	0.87%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%	0.83%	0.86	%(B)
Net investment income (loss) to average net assets	0.06%	0.09%	0.19%	0.09%	0.17	%(B)
Portfolio turnover rate	15%	10%	18%	15%	123%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$37.71	$29.27	$31.03	$24.27	$27.44

Investment operations:
Net investment income (loss) (A)	(0.07)	(0.06)	(0.02)	(0.04)	(0.01	)(B)
Net realized and unrealized gain (loss)	6.59	10.54	(0.23)	6.99	(0.66)

Total investment operations	6.52	10.48	(0.25)	6.95	(0.67)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—	—	—	—
Net realized gains	(3.18)	(2.04)	(1.51)	(0.19)	(2.50)

Total dividends and/or distributions to shareholders	(3.19)	(2.04)	(1.51)	(0.19)	(2.50)

Net asset value, end of year	$41.04	$37.71	$29.27	$31.03	$24.27

Total return	18.93%	36.33%	(1.46)%	28.74%	(2.30)%

Ratio and supplemental data:
Net assets end of year (000’s)	$247,889	$196,136	$126,054	$121,425	$98,654
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.08%	1.08%	1.08%	1.12%
Including waiver and/or reimbursement and recapture	1.08%	1.08%	1.08%	1.08%	1.11	%(B)
Net investment income (loss) to average net assets	(0.20)%	(0.16)%	(0.07)%	(0.16)%	(0.04	)%(B)
Portfolio turnover rate	15%	10%	18%	15%	123%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $5,284.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Medium capitalization risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770
Over $1 billion	0.750

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 150,637,489	$ —	$ 416,481,864	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 715,934,931	$ 405,022,894	$ (2,603,108)	$ 402,419,786

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,241,299	$ 76,622,941	$ —	$ 1,278,674	$ 59,860,062	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,787,504	$ 145,590,181	$ —	$ —	$ —	$ 402,419,706

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Mid-Cap Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $76,622,941 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

The year 2020 will forever be remembered as the year of COVID-19. At the start of 2020, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully near the end of the first quarter with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the virus outbreak, and the market quickly exhibited the fastest rebound on record, with the S&P 500® Index experiencing pre-virus levels by August. Though cases of COVID-19 continued to rise throughout the fall, markets rose and volatility tempered in November on the back of a vaccine rollout and the U.S. election. Moving into year end, the U.S. Congress approved an additional $900 billion stimulus package which included direct payments to individuals and expanded unemployment benefits.

Global equity markets were up 16.50% for the year, as measured by the MSCI World Index. In the U.S., the Russell 2000® Index measuring small cap equities returned 19.96% for the year, outperforming large caps which were up 18.40% in 2020, as measured by the S&P 500® Index. Growth outperformed value as the Russell 3000® Growth Index rose by 38.26% and the Russell 3000® Value Index returned 2.87% in 2020. The best performing equity sectors were information technology and consumer discretionary, and the worst were energy and real estate. Emerging markets equities returned 18.69% for the year, as measured by the MSCI Emerging Markets Index, outperforming developed markets. European equity markets were up 5.93% for the year, as measured by the MSCI Europe Index and Japanese equities were up 14.91% in 2020, according to the MSCI Japan Index.

Global fixed income markets were mixed in 2020. From a policy perspective, the U.S. Federal Reserve (“Fed”) issued two separate emergency rate cuts in March, bringing the Federal Funds rate to a target range of 0.00%-0.25%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in 2020 as the 10-year U.S. Treasury yield fell 99 bps throughout the year. The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index returned 7.05% for the year, and the Bloomberg Barclays Investment Grade Corporate Index returned 9.89% in 2020. The Bloomberg Barclays Emerging Markets Index returned 6.52% for the year in USD terms.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan Asset Allocation – Conservative VP, Initial Class returned 11.47%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned 7.51% and 22.18%, respectively.

STRATEGY REVIEW

The risk management framework (“RMF”), which aims to reduce downside volatility, was active and had a negative impact on performance during the year. Security selection and tactical asset allocation contributed positively to performance during the period.

The Portfolio began the year with the RMF suggesting full levels of risk in all asset classes. The Portfolio came into 2020 with approximately 44% of the Portfolio in equities. By March 31, amidst the onset of the COVID-19 pandemic and associated volatility, the Portfolio de-risked in U.S. large cap and small cap equities, international developed market equities, emerging markets equity, and high yield debt, closing March with approximately 16% of the Portfolio in equities. The RMF signals remained at least somewhat active for most of 2020, but the Portfolio ended the year with 38% in equities, due to tactical asset allocation decisions. The RMF contributed to positive performance in March as global markets sold off, however, the RMF primarily detracted from performance moving through 2020 as markets rebounded sharply.

Underlying portfolio performance positively contributed to performance over the year. Underlying portfolio outperformance was led by Transamerica Morgan Stanley Capital Growth VP, which focuses on innovative growth companies, and Transamerica Unconstrained Bond. Both funds meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some underlying funds did underperform their respective benchmarks, such as Transamerica T. Rowe Price Small Cap VP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	31.7%
U.S. Equity Funds	25.0
International Alternative Fund	15.9
International Equity Funds	13.3
U.S. Mixed Allocation Fund	11.8
U.S. Government Obligation	1.7
Repurchase Agreement	0.3
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	11.47%	7.55%	5.69%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.84%
Wilshire 5000 Total Market IndexSM (B)	22.18%	15.56%	13.69%
Service Class	11.25%	7.26%	5.42%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,124.20	$0.80	$1,024.40	$0.76	0.15%
Service Class	1,000.00	1,122.10	2.13	1,023.10	2.03	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 97.7%
International Alternative Fund - 15.9%
Transamerica Unconstrained Bond (A)	20,969,094	$215,771,973

International Equity Funds - 13.3%
Transamerica Emerging Markets Opportunities (A)	3,826,507	44,693,597
Transamerica International Equity (A)	2,836,408	54,884,500
Transamerica International Growth (A)	7,271,449	67,697,194
Transamerica International Small Cap Value (A)	962,402	13,848,965

		181,124,256

U.S. Equity Funds - 25.0%
Transamerica JPMorgan Enhanced Index VP (A)	1,215,459	29,256,095
Transamerica Large Cap Value (A)	5,684,833	62,817,405
Transamerica Mid Cap Growth (A)	1,563,053	21,320,040
Transamerica Mid Cap Value Opportunities (A)	3,053,734	37,163,948
Transamerica Morgan Stanley Capital Growth VP (A)	1,321,069	51,336,730
Transamerica Small Cap Value (A)	7,550,667	79,281,999
Transamerica T. Rowe Price Small Cap VP (A)	1,626,878	30,780,537
Transamerica WMC US Growth VP (A)	632,838	27,661,333

		339,618,087

U.S. Fixed Income Funds - 31.7%
Transamerica Core Bond (A)	12,817,176	131,888,740
Transamerica High Yield Bond (A)	6,587,177	60,140,928
Transamerica Intermediate Bond (A)	22,086,746	234,561,246
Transamerica Short-Term Bond (A)	416,151	4,253,059

		430,843,973

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 11.8%
Transamerica PIMCO Total Return VP (A)	13,282,452	$ 160,452,024

Total Investment Companies (Cost $1,202,175,595)		1,327,810,313

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.7%
U.S. Treasury - 1.7%
U.S. Treasury Note 2.50%, 01/31/2021 (B)	$22,699,700	22,738,976

Total U.S. Government Obligation (Cost $22,884,621)		22,738,976

REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $4,127,260 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.50%, due 02/15/2022, and with a value of $4,209,875.	4,127,260	4,127,260

Total Repurchase Agreement (Cost $4,127,260)		4,127,260

Total Investments (Cost $1,229,187,476)		1,354,676,549
Net Other Assets (Liabilities) - 0.3%		4,201,426

Net Assets - 100.0%		$1,358,877,975

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	68	03/31/2021	$8,560,698	$8,579,156	$18,458	$—
10-Year U.S. Treasury Note	273	03/22/2021	37,688,589	37,695,328	6,739	—
30-Year U.S. Treasury Bond	160	03/22/2021	28,000,344	27,710,000	—	(290,344)
CAD Currency	480	03/16/2021	37,588,530	37,603,200	14,670	—
GBP Currency	80	03/15/2021	6,663,393	6,829,500	166,107	—
JPY Currency	56	03/15/2021	6,705,289	6,782,300	77,011	—
MSCI EAFE Index	20	03/19/2021	2,141,056	2,130,800	—	(10,256)
MSCI Emerging Markets Index	868	03/19/2021	54,475,680	55,907,880	1,432,200	—
S&P 500® E-Mini Index	536	03/19/2021	97,983,595	100,467,840	2,484,245	—
U.S. Treasury Ultra Bond	195	03/22/2021	42,266,586	41,644,688	—	(621,898)

Total					$4,199,430	$(922,498)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(339)	03/19/2021	$(32,378,897)	$(33,472,860)	$—	$(1,093,963)
EUR Currency	(22)	03/15/2021	(3,331,877)	(3,367,650)	—	(35,773)
EURO STOXX 50® Index	(932)	03/19/2021	(39,869,151)	(40,419,515)	—	(550,364)
FTSE 100 Index	(137)	03/19/2021	(12,176,944)	(12,027,716)	149,228	—
S&P/ASX 200 Index	(71)	03/18/2021	(8,975,478)	(8,945,468)	30,010	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P/TSX 60 Index	(313)	03/18/2021	$(51,192,755)	$(50,600,314)	$592,441	$—
TOPIX Index	(122)	03/11/2021	(20,803,143)	(21,320,905)	—	(517,762)

Total					$771,679	$(2,197,862)

Total Futures Contracts					$4,971,109	$(3,120,360)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,327,810,313	$—	$—	$1,327,810,313
U.S. Government Obligation	—	22,738,976	—	22,738,976
Repurchase Agreement	—	4,127,260	—	4,127,260

Total Investments	$1,327,810,313	$26,866,236	$—	$1,354,676,549

Other Financial Instruments
Futures Contracts (E)	$4,971,109	$—	$—	$4,971,109

Total Other Financial Instruments	$4,971,109	$—	$—	$4,971,109

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(3,120,360)	$—	$—	$(3,120,360)

Total Other Financial Instruments	$(3,120,360)	$—	$—	$(3,120,360)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$41,833,821	$10,937,081	$(41,712,713)	$(6,141,564)	$(4,916,625)	$—	—	$—	$—
Transamerica Core Bond	149,616,512	8,902,542	(28,765,103)	1,392,086	742,703	131,888,740	12,817,176	4,045,094	4,857,449
Transamerica Emerging Markets Equity	26,971,495	—	(27,311,157)	(1,607,308)	1,946,970	—	—	—	—
Transamerica Emerging Markets Opportunities	—	38,325,334	(1,974,339)	243,539	8,099,063	44,693,597	3,826,507	260,549	—
Transamerica High Yield Bond	15,803,960	42,537,343	—	—	1,799,625	60,140,928	6,587,177	2,594,623	—
Transamerica Intermediate Bond	309,470,439	13,173,984	(93,930,697)	4,456,416	1,391,104	234,561,246	22,086,746	8,875,824	4,298,148
Transamerica International Equity	77,322,339	699,821	(21,731,210)	(1,273,371)	(133,079)	54,884,500	2,836,408	699,821	—
Transamerica International Growth	38,892,728	24,051,043	(6,063,366)	(1,409,656)	12,226,445	67,697,194	7,271,449	661,543	—
Transamerica International Small Cap Value	20,273,118	147,542	(6,528,600)	(386,450)	343,355	13,848,965	962,402	147,541	—
Transamerica JPMorgan Enhanced Index VP	107,454,713	2,563,771	(84,047,202)	17,362,005	(14,077,192)	29,256,095	1,215,459	463,259	2,100,512
Transamerica JPMorgan Mid Cap Value VP	19,885,017	—	(16,081,151)	(4,959,345)	1,155,479	—	—	—	—
Transamerica Large Cap Value	61,691,183	46,301,810	(44,613,210)	(15,229,613)	14,667,235	62,817,405	5,684,833	1,636,210	—
Transamerica Mid Cap Growth	—	20,120,927	(1,974,339)	227,110	2,946,342	21,320,040	1,563,053	295,506	655,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Mid Cap Value Opportunities	$20,953,069	$13,380,681	$—	$—	$2,830,198	$37,163,948	3,053,734	$363,682	$—
Transamerica Morgan Stanley Capital Growth VP	34,225,579	28,892,979	(48,872,175)	8,036,418	29,053,929	51,336,730	1,321,069	282,563	1,851,716
Transamerica PIMCO Total Return VP	204,155,151	7,322,128	(56,610,963)	1,645,362	3,940,346	160,452,024	13,282,452	7,322,128	—
Transamerica Short-Term Bond	4,104,941	93,495	—	—	54,623	4,253,059	416,151	93,818	—
Transamerica Small Cap Value	—	67,158,136	—	—	12,123,863	79,281,999	7,550,667	203,336	—
Transamerica T. Rowe Price Small Cap VP	28,670,055	1,848,654	(4,019,127)	907,178	3,373,777	30,780,537	1,626,878	—	1,848,654
Transamerica Unconstrained Bond	136,214,494	75,047,142	(10,063,739)	40,642	14,533,434	215,771,973	20,969,094	5,508,338	—
Transamerica WMC US Growth VP	38,974,554	24,162,270	(46,036,111)	13,878,612	(3,317,992)	27,661,333	632,838	441,769	3,842,390

Total	$1,336,513,168	$425,666,683	$(540,335,202)	$17,182,061	$88,783,603	$1,327,810,313	113,704,093	$33,895,604	$19,453,940

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $20,678,417.
(C)	Rate disclosed reflects the yield at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $1,202,175,595)	$1,327,810,313
Unaffiliated investments, at value (cost $22,884,621)	22,738,976
Repurchase agreement, at value (cost $4,127,260)	4,127,260
Cash	1,941,268
Receivables and other assets:
Net income from securities lending	362
Shares of beneficial interest sold	435,340
Dividends	846,260
Interest	237,483
Variation margin receivable on futures contracts	2,147,581

Total assets	1,360,284,843

Liabilities:
Payables and other liabilities:
Investments purchased	846,260
Shares of beneficial interest redeemed	77,371
Investment management fees	140,296
Distribution and service fees	233,053
Transfer agent costs	2,054
Trustees, CCO and deferred compensation fees	6,256
Audit and tax fees	17,614
Custody fees	17,274
Legal fees	6,911
Printing and shareholder reports fees	39,400
Other accrued expenses	20,379

Total liabilities	1,406,868

Net assets	$1,358,877,975

Net assets consist of:
Capital stock ($0.01 par value)	$1,215,695
Additional paid-in capital	1,183,512,670
Total distributable earnings (accumulated losses)	174,149,610

Net assets	$1,358,877,975

Net assets by class:
Initial Class	$252,775,974
Service Class	1,106,102,001

Shares outstanding:
Initial Class	22,374,840
Service Class	99,194,666

Net asset value and offering price per share:
Initial Class	$11.30
Service Class	11.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$33,895,604
Dividend income from unaffiliated investments	(4,845)
Interest income from unaffiliated investments	486,003

Total investment income	34,376,762

Expenses:
Investment management fees	1,585,403
Distribution and service fees:
Service Class	2,641,204
Transfer agent costs	19,032
Trustees, CCO and deferred compensation fees	40,836
Audit and tax fees	30,325
Custody fees	57,761
Legal fees	83,080
Printing and shareholder reports fees	54,158
Other	83,412

Total expenses	4,595,211

Net investment income (loss)	29,781,551

Net realized gain (loss) on:
Affiliated investments	17,182,061
Unaffiliated investments	14,263
Capital gain distributions received from affiliated investment companies	19,453,940
Futures contracts	(11,736,015)

Net realized gain (loss)	24,914,249

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	88,783,603
Unaffiliated investments	(168,255)
Futures contracts	(4,392,469)
Translation of assets and liabilities denominated in foreign currencies	10,729

Net change in unrealized appreciation (depreciation)	84,233,608

Net realized and change in unrealized gain (loss)	109,147,857

Net increase (decrease) in net assets resulting from operations	$138,929,408

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$29,781,551	$28,170,120
Net realized gain (loss)	24,914,249	31,733,652
Net change in unrealized appreciation (depreciation)	84,233,608	108,575,637

Net increase (decrease) in net assets resulting from operations	138,929,408	168,479,409

Dividends and/or distributions to shareholders:
Initial Class	(11,881,346)	(14,863,359)
Service Class	(50,230,464)	(63,943,021)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(62,111,810)	(78,806,380)

Capital share transactions:
Proceeds from shares sold:
Initial Class	28,610,109	21,775,691
Service Class	21,917,768	20,500,111

	50,527,877	42,275,802

Issued from fund acquisition:
Service Class	—	61,193,301

	—	61,193,301

Dividends and/or distributions reinvested:
Initial Class	11,881,346	14,863,359
Service Class	50,230,464	63,943,021

	62,111,810	78,806,380

Cost of shares redeemed:
Initial Class	(42,167,257)	(37,628,423)
Service Class	(146,801,137)	(133,680,535)

	(188,968,394)	(171,308,958)

Net increase (decrease) in net assets resulting from capital share transactions	(76,328,707)	10,966,525

Net increase (decrease) in net assets	488,891	100,639,554

Net assets:
Beginning of year	1,358,389,084	1,257,749,530

End of year	$1,358,877,975	$1,358,389,084

Capital share transactions - shares:
Shares issued:
Initial Class	2,770,328	2,082,732
Service Class	2,186,970	1,998,780

	4,957,298	4,081,512

Shares issued on fund acquisition:
Service Class	—	5,959,438

	—	5,959,438

Shares reinvested:
Initial Class	1,134,799	1,471,620
Service Class	4,857,879	6,407,116

	5,992,678	7,878,736

Shares redeemed:
Initial Class	(3,982,830)	(3,611,688)
Service Class	(14,183,458)	(12,970,025)

	(18,166,288)	(16,581,713)

Net increase (decrease) in shares outstanding:
Initial Class	(77,703)	(57,336)
Service Class	(7,138,609)	1,395,309

	(7,216,312)	1,337,973

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$10.66	$9.97	$11.06		$10.18		$10.15

Investment operations:
Net investment income (loss) (A)	0.27	0.25	0.26		0.19		0.21	(B)
Net realized and unrealized gain (loss)	0.91	1.12	(0.69)		1.09		0.26

Total investment operations	1.18	1.37	(0.43)		1.28		0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.28)	(0.20)		(0.23)		(0.21)
Net realized gains	(0.27)	(0.40)	(0.46)		(0.17)		(0.23)

Total dividends and/or distributions to shareholders	(0.54)	(0.68)	(0.66)		(0.40)		(0.44)

Net asset value, end of year	$11.30	$10.66	$9.97		$11.06		$10.18

Total return	11.47%	13.90%	(3.98)%		12.81%		4.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$252,776	$239,261	$224,325		$270,096		$272,589
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%		0.15%		0.14%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.15	%(D)	0.15	%(D)	0.13	%(B)
Net investment income (loss) to average net assets	2.52%	2.39%	2.45%		1.77%		2.09	%(B)
Portfolio turnover rate	30%	9%	12%		7%		68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$10.52	$9.85	$10.94		$10.07		$10.05

Investment operations:
Net investment income (loss) (A)	0.23	0.22	0.23		0.16		0.19	(B)
Net realized and unrealized gain (loss)	0.91	1.10	(0.69)		1.08		0.24

Total investment operations	1.14	1.32	(0.46)		1.24		0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.25)	(0.17)		(0.20)		(0.18)
Net realized gains	(0.27)	(0.40)	(0.46)		(0.17)		(0.23)

Total dividends and/or distributions to shareholders	(0.51)	(0.65)	(0.63)		(0.37)		(0.41)

Net asset value, end of year	$11.15	$10.52	$9.85		$10.94		$10.07

Total return	11.25%	13.55%	(4.28)%		12.56%		4.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,106,102	$1,119,128	$1,033,425		$1,204,363		$1,161,725
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%		0.40%		0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.40	%(D)	0.40	%(D)	0.38	%(B)
Net investment income (loss) to average net assets	2.25%	2.13%	2.20%		1.53%		1.86	%(B)
Portfolio turnover rate	30%	9%	12%		7%		68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation — Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$25,197	$257,788	$4,688,124	$—	$—	$4,971,109
Total	$25,197	$257,788	$4,688,124	$—	$—	$4,971,109

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(912,242)	$(35,773)	$(2,172,345)	$—	$—	$(3,120,360)
Total	$(912,242)	$(35,773)	$(2,172,345)	$—	$—	$(3,120,360)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$8,630,650	$1,111,381	$(21,478,046)	$—	$—	$(11,736,015)
Total	$8,630,650	$1,111,381	$(21,478,046)	$—	$—	$(11,736,015)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(4,310,582)	$55,368	$(137,255)	$—	$—	$(4,392,469)
Total	$(4,310,582)	$55,368	$(137,255)	$—	$—	$(4,392,469)

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$361,969,399
Average notional value of contracts – short	(164,557,671)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTOR (continued)

resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 371,305,742	$ 10,477,361	$ 539,311,808	$ 10,959,915

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,231,115,184	$ 124,329,460	$ (663,406)	$ 123,666,054

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 29,937,910	$ 32,173,900	$ —	$ 30,931,148	$ 47,875,232	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 29,729,099	$ 20,743,736	$ —	$ —	$ —	$ 123,676,775

10. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Madison Conservative Allocation VP (“Madison Conservative Allocation VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Madison Conservative Allocation VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Madison Conservative Allocation VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Madison Conservative Allocation VP shareholders, along with the exchange ratio of the reorganization for the Portfolio, were as follows:

Madison Conservative Allocation VP Class	Madison Conservative Allocation VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Service	5,667,706	Service	5,959,438	$61,193,301	1.05

(A)	Calculated by dividing the Portfolio shares issuable by the Madison Conservative Allocation VP shares outstanding on November 1, 2019.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. REORGANIZATION (continued)

The net assets of Madison Conservative Allocation VP, including unrealized appreciation (depreciation), were combined with those of the Portfolio. These amounts were as follows:

Madison Conservative Allocation VP Unrealized Appreciation (Depreciation)	Madison Conservative Allocation VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 2,496,193	$ 61,193,301	$ 1,286,997,097	$ 1,348,190,398

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation — Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation — Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $32,173,900 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,157,074	$ 243,667

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2020 will forever be remembered as the year of COVID-19. At the start of 2020, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully near the end of the first quarter with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the virus outbreak, and the market quickly exhibited the fastest rebound on record, with the S&P 500® experiencing pre-virus levels by August. Though cases of COVID-19 continued to rise throughout the fall, markets rose and volatility tempered in November on the back of a vaccine rollout and the U.S. election. Moving into year end, the U.S. Congress approved an additional $900 billion stimulus package which included direct payments to individuals and expanded unemployment benefits.

Global equity markets were up 16.50% for the year, as measured by the MSCI World Index. In the U.S., the Russell 2000® Index measuring small cap equities returned 19.96% for the year, outperforming large caps which were up 18.40% in 2020, as measured by the S&P 500® Index. Growth outperformed value as the Russell 3000® Growth Index rose by 38.26% and the Russell 3000® Value Index returned 2.87% in 2020. The best performing equity sectors were information technology and consumer discretionary, and the worst were energy and real estate. Emerging markets equities returned 18.69% for the year, as measured by the MSCI Emerging Markets Index, outperforming developed markets. European equity markets were up 5.93% for the year, as measured by the MSCI Europe Index and Japanese equities were up 14.91% in 2020, according to the MSCI Japan Index.

Global fixed income markets were mixed in 2020. From a policy perspective, the U.S. Federal Reserve (“Fed”) issued two separate emergency rate cuts in March, bringing the Federal Funds rate to a target range of 0.00%-0.25%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in 2020 as the 10-year U.S. Treasury yield fell 99 bps throughout the year. The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index returned 7.05% for the year, and the Bloomberg Barclays Investment Grade Corporate Index returned 9.89% in 2020. The Bloomberg Barclays Emerging Markets Index returned 6.52% for the year in USD terms.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan Asset Allocation – Growth VP, Initial Class returned 24.74%. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned 22.18%.

STRATEGY REVIEW

Tactical asset allocation decisions and security selection both contributed positively to performance over the year, however, the Portfolio’s strategic allocation detracted from performance.

With regard to tactical asset allocation, the Portfolio entered the year fully allocated to equities. By March 31, amidst the onset of the COVID-19 pandemic and associated volatility, the Portfolio lowered the equity allocation to 93%, having added to cash. By the end of the year on December 31, the Portfolio was back to having a full allocation to equities.

Underlying portfolio performance positively contributed to performance over the year. Underlying outperformance was led by Transamerica Morgan Stanley Capital Growth VP, which focuses on innovative growth companies, and Transamerica Unconstrained Bond. Both funds meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some underlying funds did underperform their respective benchmarks, such as Transamerica T. Rowe Price Small Cap VP.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	54.7%
International Equity Funds	34.3
U.S. Alternative Fund	3.8
Repurchase Agreement	3.7
U.S. Government Obligation	3.2
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	24.74%	13.25%	9.75%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	22.18%	15.56%	13.69%
Service Class	24.36%	12.96%	9.47%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,305.70	$0.93	$1,024.30	$0.81	0.16%
Service Class	1,000.00	1,304.50	2.38	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 92.8%
International Equity Funds - 34.3%
Transamerica Emerging Markets Opportunities (A)	9,017,891	$105,328,972
Transamerica International Equity (A)	6,083,129	117,708,540
Transamerica International Growth (A)	15,657,265	145,769,135
Transamerica International Small Cap Value (A)	2,046,965	29,455,819

		398,262,466

U.S. Alternative Fund - 3.8%
Transamerica BlackRock Global Real Estate Securities VP (A)	4,178,868	44,672,104

U.S. Equity Funds - 54.7%
Transamerica Janus Mid-Cap Growth VP (A)	425,075	18,397,242
Transamerica JPMorgan Enhanced Index VP (A)	2,396,151	57,675,366
Transamerica JPMorgan Mid Cap Value VP (A)	160,710	2,513,497
Transamerica Large Cap Value (A)	13,352,777	147,548,190
Transamerica Mid Cap Growth (A)	2,547,168	34,743,368
Transamerica Mid Cap Value Opportunities (A)	2,188,512	26,634,190
Transamerica Morgan Stanley Capital Growth VP (A)	2,990,306	116,203,272
Transamerica Small Cap Value (A)	9,438,366	99,102,840
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	3,075	2,158
Transamerica T. Rowe Price Small Cap VP (A)	1,845,220	34,911,559

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica WMC US Growth VP (A)	2,229,737	$ 97,461,802

		635,193,484

Total Investment Companies (Cost $896,205,359)		1,078,128,054

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 3.2%
U.S. Treasury - 3.2%
U.S. Treasury Note 2.50%, 01/31/2021 (E)	$36,976,000	37,039,978

Total U.S. Government Obligation (Cost $37,474,124)		37,039,978

REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2020, to be repurchased at $43,074,039 on 01/04/2021. Collateralized by U.S. Government Obligations, 1.63% - 2.00%, due 12/31/2021, and with a total value of $43,935,556.	43,074,039	43,074,039

Total Repurchase Agreement (Cost $43,074,039)		43,074,039

Total Investments (Cost $976,753,522)		1,158,242,071
Net Other Assets (Liabilities) - 0.3%		3,040,277

Net Assets - 100.0%		$1,161,282,348

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
CAD Currency	680	03/16/2021	$53,250,417	$53,271,200	$20,783	$—
E-Mini Russell 2000® Index	379	03/19/2021	36,208,752	37,422,460	1,213,708	—
EUR Currency	62	03/15/2021	9,391,683	9,490,650	98,967	—
MSCI Emerging Markets Index	701	03/19/2021	43,994,760	45,151,410	1,156,650	—
S&P 500® E-Mini Index	935	03/19/2021	170,853,790	175,256,400	4,402,610	—

Total					$6,892,718	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
DJ U.S. Real Estate Index	(345)	03/19/2021	$(11,243,710)	$(11,554,050)	$—	$(310,340)
EURO STOXX 50® Index	(1,019)	03/19/2021	(43,590,845)	(44,192,581)	—	(601,736)
FTSE 100 Index	(151)	03/19/2021	(13,421,304)	(13,256,826)	164,478	—
MSCI EAFE Index	(218)	03/19/2021	(22,728,724)	(23,225,720)	—	(496,996)
S&P/ASX 200 Index	(90)	03/18/2021	(11,377,366)	(11,339,325)	38,041	—
S&P/TSX 60 Index	(117)	03/18/2021	(19,155,650)	(18,914,495)	241,155	—
TOPIX Index	(135)	03/11/2021	(23,003,038)	(23,592,804)	—	(589,766)

Total					$443,674	$(1,998,838)

Total Futures Contracts					$7,336,392	$(1,998,838)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,078,125,896	$—	$—	$1,078,125,896
U.S. Government Obligation	—	37,039,978	—	37,039,978
Repurchase Agreement	—	43,074,039	—	43,074,039

Total	$1,078,125,896	$80,114,017	$—	$1,158,239,913

Investment Companies Measured at Net Asset Value (D)				2,158

Total Investments				$1,158,242,071

Other Financial Instruments
Futures Contracts (H)	$7,336,392	$—	$—	$7,336,392

Total Other Financial Instruments	$7,336,392	$—	$—	$7,336,392

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(1,998,838)	$—	$—	$(1,998,838)

Total Other Financial Instruments	$(1,998,838)	$—	$—	$(1,998,838)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$111,383,663	$8,045,622	$(56,558,369)	$271,910	$(18,470,722)	$44,672,104	4,178,868	$7,507,530	$538,092
Transamerica Emerging Markets Equity	30,921,078	—	(30,816,701)	(1,821,026)	1,716,649	—	—	—	—
Transamerica Emerging Markets Opportunities	—	87,497,459	—	—	17,831,513	105,328,972	9,017,891	614,033	—
Transamerica High Yield Bond	16,897,238	39,014,298	(55,104,131)	(662,225)	(145,180)	—	—	1,870,841	—
Transamerica International Equity	120,930,908	36,743,516	(42,163,385)	1,349,765	847,736	117,708,540	6,083,129	1,500,877	—
Transamerica International Growth	100,139,351	30,591,121	(4,295,759)	(557,446)	19,891,868	145,769,135	15,657,265	1,424,469	—
Transamerica International Small Cap Value	31,591,155	6,553,155	(9,236,909)	(814,639)	1,363,057	29,455,819	2,046,965	313,810	—
Transamerica Janus Mid-Cap Growth VP	24,317,836	1,274,647	(8,238,628)	1,612,786	(569,399)	18,397,242	425,075	57,943	1,216,704
Transamerica JPMorgan Enhanced Index VP	98,348,313	4,658,380	(50,149,736)	9,939,567	(5,121,158)	57,675,366	2,396,151	841,745	3,816,635
Transamerica JPMorgan Mid Cap Value VP	8,143,934	110,367	(5,649,993)	(343,402)	252,591	2,513,497	160,710	27,542	82,825
Transamerica Large Cap Value	155,517,956	58,545,542	(61,831,900)	(15,633,112)	10,949,704	147,548,190	13,352,777	3,412,551	—
Transamerica Mid Cap Growth	19,926,095	8,682,781	—	—	6,134,492	34,743,368	2,547,168	481,560	1,067,510
Transamerica Mid Cap Value Opportunities	17,567,855	20,642,939	(14,988,964)	1,157,424	2,254,936	26,634,190	2,188,512	260,639	—
Transamerica Morgan Stanley Capital Growth VP	86,638,627	14,859,208	(52,471,718)	(2,110,616)	69,287,771	116,203,272	2,990,306	456,506	2,991,612
Transamerica Small Cap Value	—	84,466,261	—	—	14,636,579	99,102,840	9,438,366	254,171	—
Transamerica Small Company Growth Liquidating Trust	1,914	—	—	—	244	2,158	3,075	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica T. Rowe Price Small Cap VP	$29,925,994	$1,958,194	$(1,221,614)	$83,440	$4,165,545	$34,911,559	1,845,220	$—	$1,958,193
Transamerica Unconstrained Bond	46,360,697	48,262,838	(99,439,675)	4,798,435	17,705	—	—	1,763,123	—
Transamerica WMC US Growth VP	89,122,572	27,120,500	(40,571,698)	13,473,829	8,316,599	97,461,802	2,229,737	851,035	7,402,084

Total	$987,735,186	$479,026,828	$(532,739,180)	$10,744,690	$133,360,530	$1,078,128,054	74,561,215	$21,638,375	$19,073,655

(B)	Non-income producing security.
(C)	Restricted security. At December 31, 2020, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$2,158	0.0	%(I)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $26,215,281.
(F)	Rate disclosed reflects the yield at December 31, 2020.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $896,205,359)	$1,078,128,054
Unaffiliated investments, at value (cost $37,474,124)	37,039,978
Repurchase agreement, at value (cost $43,074,039)	43,074,039
Cash	228,795
Receivables and other assets:
Shares of beneficial interest sold	51,805
Interest	386,841
Variation margin receivable on futures contracts	2,789,921

Total assets	1,161,699,433

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	122,223
Investment management fees	118,616
Distribution and service fees	69,176
Transfer agent costs	1,602
Trustees, CCO and deferred compensation fees	4,407
Audit and tax fees	15,463
Custody fees	19,166
Legal fees	5,024
Printing and shareholder reports fees	46,185
Other accrued expenses	15,223

Total liabilities	417,085

Net assets	$1,161,282,348

Net assets consist of:
Capital stock ($0.01 par value)	$820,969
Additional paid-in capital	884,348,136
Total distributable earnings (accumulated losses)	276,113,243

Net assets	$1,161,282,348

Net assets by class:
Initial Class	$830,509,991
Service Class	330,772,357

Shares outstanding:
Initial Class	58,523,617
Service Class	23,573,253

Net asset value and offering price per share:
Initial Class	$14.19
Service Class	14.03

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$21,638,375
Interest income from unaffiliated investments	741,498

Total investment income	22,379,873

Expenses:
Investment management fees	1,178,507
Distribution and service fees:
Service Class	685,330
Transfer agent costs	14,105
Trustees, CCO and deferred compensation fees	30,170
Audit and tax fees	25,735
Custody fees	64,293
Legal fees	60,170
Printing and shareholder reports fees	51,841
Other	71,709

Total expenses	2,181,860

Net investment income (loss)	20,198,013

Net realized gain (loss) on:
Affiliated investments	10,744,690
Unaffiliated investments	332,200
Capital gain distributions received from affiliated investment companies	19,073,655
Futures contracts	47,363,746

Net realized gain (loss)	77,514,291

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	133,360,530
Unaffiliated investments	(461,024)
Futures contracts	(1,475,560)
Translation of assets and liabilities denominated in foreign currencies	(9,694)

Net change in unrealized appreciation (depreciation)	131,414,252

Net realized and change in unrealized gain (loss)	208,928,543

Net increase (decrease) in net assets resulting from operations	$229,126,556

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$20,198,013	$15,730,045
Net realized gain (loss)	77,514,291	67,777,461
Net change in unrealized appreciation (depreciation)	131,414,252	131,227,395

Net increase (decrease) in net assets resulting from operations	229,126,556	214,734,901

Dividends and/or distributions to shareholders:
Initial Class	(66,650,699)	(73,750,590)
Service Class	(26,445,566)	(28,160,989)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(93,096,265)	(101,911,579)

Capital share transactions:
Proceeds from shares sold:
Initial Class	19,241,074	17,528,437
Service Class	31,097,727	23,918,539

	50,338,801	41,446,976

Dividends and/or distributions reinvested:
Initial Class	66,650,699	73,750,590
Service Class	26,445,566	28,160,989

	93,096,265	101,911,579

Cost of shares redeemed:
Initial Class	(73,885,677)	(65,794,578)
Service Class	(50,527,062)	(30,705,827)

	(124,412,739)	(96,500,405)

Net increase (decrease) in net assets resulting from capital share transactions	19,022,327	46,858,150

Net increase (decrease) in net assets	155,052,618	159,681,472

Net assets:
Beginning of year	1,006,229,730	846,548,258

End of year	$1,161,282,348	$1,006,229,730

Capital share transactions - shares:
Shares issued:
Initial Class	1,639,098	1,427,377
Service Class	2,828,171	1,965,194

	4,467,269	3,392,571

Shares reinvested:
Initial Class	5,577,464	6,614,402
Service Class	2,235,466	2,548,506

	7,812,930	9,162,908

Shares redeemed:
Initial Class	(6,215,261)	(5,396,674)
Service Class	(4,417,919)	(2,537,998)

	(10,633,180)	(7,934,672)

Net increase (decrease) in shares outstanding:
Initial Class	1,001,301	2,645,105
Service Class	645,718	1,975,702

	1,647,019	4,620,807

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$12.54	$11.19	$13.63		$11.35		$10.93

Investment operations:
Net investment income (loss) (A)	0.26	0.21	0.22		0.24		0.17	(B)
Net realized and unrealized gain (loss)	2.61	2.54	(1.49)		2.51		0.49

Total investment operations	2.87	2.75	(1.27)		2.75		0.66

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.22)	(0.26)		(0.19)		(0.24)
Net realized gains	(1.01)	(1.18)	(0.91)		(0.28)		—

Total dividends and/or distributions to shareholders	(1.22)	(1.40)	(1.17)		(0.47)		(0.24)

Net asset value, end of year	$14.19	$12.54	$11.19		$13.63		$11.35

Total return	24.74%	26.05%	(10.39)%		24.63%		6.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$830,510	$721,535	$614,229		$749,311		$641,284
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.16%	0.15%	0.15%		0.15%		0.15%
Including waiver and/or reimbursement and recapture	0.16%	0.15%	0.15	%(D)	0.15	%(D)	0.14	%(B)
Net investment income (loss) to average net assets	2.17%	1.74%	1.63%		1.94%		1.58	%(B)
Portfolio turnover rate	49%	12%	24%		8%		93%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016
Net asset value, beginning of year	$12.42	$11.09	$13.52	$11.26		$10.84

Investment operations:
Net investment income (loss) (A)	0.23	0.18	0.18	0.21		0.14	(B)
Net realized and unrealized gain (loss)	2.58	2.52	(1.47)	2.49		0.49

Total investment operations	2.81	2.70	(1.29)	2.70		0.63

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.19)	(0.23)	(0.16)		(0.21)
Net realized gains	(1.01)	(1.18)	(0.91)	(0.28)		—

Total dividends and/or distributions to shareholders	(1.20)	(1.37)	(1.14)	(0.44)		(0.21)

Net asset value, end of year	$14.03	$12.42	$11.09	$13.52		$11.26

Total return	24.36%	25.86%	(10.70)%	24.37%		5.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$330,772	$284,695	$232,319	$296,800		$249,614
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.41%	0.40%	0.40%	0.40%		0.40%
Including waiver and/or reimbursement and recapture	0.41%	0.40%	0.40%	0.40	%(D)	0.39	%(B)
Net investment income (loss) to average net assets	1.93%	1.50%	1.37%	1.69%		1.33	%(B)
Portfolio turnover rate	49%	12%	24%	8%		93%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation — Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$119,750	$7,216,642	$—	$—	$7,336,392
Total	$—	$119,750	$7,216,642	$—	$—	$7,336,392

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(1,998,838)	$—	$—	$(1,998,838)
Total	$—	$—	$(1,998,838)	$—	$—	$(1,998,838)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,268,203)	$1,671,117	$47,960,832	$—	$—	$47,363,746
Total	$(2,268,203)	$1,671,117	$47,960,832	$—	$—	$47,363,746

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,875,896)	$(202,267)	$602,603	$—	$—	$(1,475,560)
Total	$(1,875,896)	$(202,267)	$602,603	$—	$—	$(1,475,560)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$300,396,888
Average notional value of contracts – short	(103,088,685)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTOR (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 438,135,607	$ 14,152,455	$ 532,466,577	$ 16,314,223

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 977,828,296	$ 182,002,795	$ (1,899,590)	$ 180,103,205

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 20,796,316	$ 72,299,949	$ —	$ 15,597,946	$ 86,313,633	$ —

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 46,133,359	$ 49,886,379	$ —	$ —	$ —	$ 180,093,505

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $72,299,949 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,518,318	$ 532,800

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2020 will forever be remembered as the year of COVID-19. At the start of 2020, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully near the end of the first quarter with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the virus outbreak, and the market quickly exhibited the fastest rebound on record, with the S&P 500® experiencing pre-virus levels by August. Though cases of COVID-19 continued to rise throughout the fall, markets rose and volatility tempered in November on the back of a vaccine rollout and the U.S. election. Moving into year end, the U.S. Congress approved an additional $900 billion stimulus package which included direct payments to individuals and expanded unemployment benefits.

Global equity markets were up 16.50% for the year, as measured by the MSCI World Index. In the U.S., the Russell 2000® Index measuring small cap equities returned 19.96% for the year, outperforming large caps which were up 18.40% in 2020, as measured by the S&P 500® Index. Growth outperformed value as the Russell 3000® Growth Index rose by 38.26% and the Russell 3000® Value Index returned 2.87% in 2020. The best performing equity sectors were information technology and consumer discretionary, and the worst were energy and real estate. Emerging markets equities returned 18.69% for the year, as measured by the MSCI Emerging Markets Index, outperforming developed markets. European equity markets were up 5.93% for the year, as measured by the MSCI Europe Index and Japanese equities were up 14.91% in 2020, according to the MSCI Japan Index.

Global fixed income markets were mixed in 2020. From a policy perspective, the U.S. Federal Reserve (“Fed”) issued two separate emergency rate cuts in March, bringing the Federal Funds rate to a target range of 0.00%-0.25%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in 2020 as the 10-year U.S. Treasury yield fell 99 bps throughout the year. The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index returned 7.05% for the year, and the Bloomberg Barclays Investment Grade Corporate Index returned 9.89% in 2020. The Bloomberg Barclays Emerging Markets Index returned 6.52% for the year in USD terms.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Initial Class returned 15.07%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 22.18% and 7.51%, respectively.

STRATEGY REVIEW

The risk management framework (“RMF”) was active and had a negative impact on performance during the period. However, security selection and tactical asset allocation decisions contributed positively to performance during the period.

The Portfolio began the year with the RMF suggesting full levels of risk in all asset classes, coming into 2020 with approximately 82% of the Portfolio in equities. By March 31, amidst the onset of the COVID-19 pandemic and associated volatility, the Portfolio de-risked in U.S. large cap and small cap equities, international developed market equities, emerging markets equity, and high yield debt, closing March with approximately 38% of the Portfolio in equities. The RMF signals remained at least somewhat active for most of 2020, but the Portfolio ended the year with 73% in equities, due to tactical asset allocation decisions. The RMF contributed to positive performance in March as global markets sold off, but the RMF primarily detracted from performance moving through 2020 as markets rebounded sharply.

Underlying portfolio performance positively contributed to performance over the year. Underlying portfolio outperformance was led by Transamerica Morgan Stanley Capital Growth VP, which focuses on innovative growth companies, and Transamerica Unconstrained Bond. Both funds meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some underlying funds did underperform their respective benchmarks, such as Transamerica T. Rowe Price Small Cap VP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.2%
International Equity Funds	24.5
U.S. Fixed Income Funds	12.0
International Alternative Funds	8.7
U.S. Alternative Fund	4.1
U.S. Government Obligation	2.1
U.S. Mixed Allocation Fund	1.5
Repurchase Agreement	0.8
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	15.07%	10.37%	7.83%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	22.18%	15.56%	13.69%
Bloomberg Barclays US Aggregate Bond Index (B)	7.51%	4.44%	3.84%
Service Class	14.66%	10.08%	7.56%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,196.80	$0.88	$1,024.30	$0.81	0.16%
Service Class	1,000.00	1,194.40	2.26	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 97.0%
International Alternative Funds - 8.7%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	11,961	$ 35,546
Transamerica Unconstrained Bond (D)	41,585,082	427,910,497

		427,946,043

International Equity Funds - 24.5%
Transamerica Emerging Markets Opportunities (D)	22,498,252	262,779,588
Transamerica International Equity (D)	19,464,610	376,640,210
Transamerica International Growth (D)	50,598,816	471,074,978
Transamerica International Small Cap Value (D)	6,618,124	95,234,807

		1,205,729,583

U.S. Alternative Fund - 4.1%
Transamerica BlackRock Global Real Estate Securities VP (D)	18,774,729	200,701,848

U.S. Equity Funds - 46.2%
Transamerica Janus Mid-Cap Growth VP (D)	1,809,007	78,293,844
Transamerica JPMorgan Enhanced Index VP (D)	18,958,860	456,339,764
Transamerica JPMorgan Mid Cap Value VP (D)	5,871,772	91,834,519
Transamerica Large Cap Value (D)	39,804,058	439,834,844
Transamerica Mid Cap Growth (D)	11,846,498	161,586,231
Transamerica Mid Cap Value Opportunities (D)	11,018,901	134,100,030
Transamerica Morgan Stanley Capital Growth VP (D)	6,933,183	269,423,490
Transamerica Small Cap Value (D)	26,326,623	276,429,546
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	16,244	11,400
Transamerica T. Rowe Price Small Cap VP (D)	7,407,789	140,155,360
Transamerica WMC US Growth VP (D)	5,170,446	226,000,208

		2,274,009,236

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 12.0%
Transamerica Core Bond (D)	5,516,133	$ 56,761,007
Transamerica High Yield Bond (D)	46,933,420	428,502,122
Transamerica Intermediate Bond (D)	10,234,532	108,690,733

		593,953,862

U.S. Mixed Allocation Fund - 1.5%
Transamerica PIMCO Total Return VP (D)	6,221,398	75,154,486

Total Investment Companies (Cost $4,112,054,819)		4,777,495,058

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 2.1%
U.S. Treasury - 2.1%
U.S. Treasury Note 2.50%, 01/31/2021 (E)	$ 102,447,300	102,624,559

Total U.S. Government Obligation (Cost $103,760,940)		102,624,559

REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2020, to be repurchased at $38,663,617 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $39,436,983.	38,663,617	38,663,617

Total Repurchase Agreement (Cost $38,663,617)		38,663,617

Total Investments (Cost $4,254,479,376)		4,918,783,234
Net Other Assets (Liabilities) - 0.1%		6,954,720

Net Assets - 100.0%		$ 4,925,737,954

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	319	03/31/2021	$40,159,747	$40,246,336	$86,589	$—
10-Year U.S. Treasury Note	851	03/22/2021	117,554,170	117,504,484	—	(49,686)
30-Year U.S. Treasury Bond	559	03/22/2021	97,826,202	96,811,813	—	(1,014,389)
CAD Currency	2,134	03/16/2021	167,112,340	167,177,560	65,220	—
MSCI Emerging Markets Index	4,077	03/19/2021	255,872,520	262,599,570	6,727,050	—
S&P 500® E-Mini Index	2,818	03/19/2021	514,941,578	528,205,920	13,264,342	—
U.S. Treasury Ultra Bond	623	03/22/2021	135,048,840	133,049,438	—	(1,999,402)

Total					$20,143,201	$(3,063,477)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
DJ U.S. Real Estate Index	(1,475)	03/19/2021	$(48,070,910)	$(49,397,750)	$—	$(1,326,840)
E-Mini Russell 2000® Index	(1,602)	03/19/2021	(153,011,778)	(158,181,480)	—	(5,169,702)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	(320)	03/15/2021	$(48,463,767)	$(48,984,000)	$—	$(520,233)
EURO STOXX 50® Index	(5,291)	03/19/2021	(226,338,726)	(229,463,146)	—	(3,124,420)
FTSE 100 Index	(781)	03/19/2021	(69,417,496)	(68,566,763)	850,733	—
MSCI EAFE Index	(646)	03/19/2021	(67,336,718)	(68,824,840)	—	(1,488,122)
S&P/ASX 200 Index	(430)	03/18/2021	(54,358,526)	(54,176,776)	181,750	—
S&P/TSX 60 Index	(838)	03/18/2021	(137,005,432)	(135,473,046)	1,532,386	—
TOPIX Index	(698)	03/11/2021	(118,921,617)	(121,983,536)	—	(3,061,919)

Total					$2,564,869	$(14,691,236)

Total Futures Contracts					$22,708,070	$(17,754,713)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,777,448,112	$—	$—	$4,777,448,112
U.S. Government Obligation	—	102,624,559	—	102,624,559
Repurchase Agreement	—	38,663,617	—	38,663,617

Total	$4,777,448,112	$141,288,176	$—	$4,918,736,288

Investment Companies Measured at Net Asset Value (C)				46,946

Total Investments				$4,918,783,234

Other Financial Instruments
Futures Contracts (H)	$22,708,070	$—	$—	$22,708,070

Total Other Financial Instruments	$22,708,070	$—	$—	$22,708,070

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(17,754,713)	$—	$—	$(17,754,713)

Total Other Financial Instruments	$(17,754,713)	$—	$—	$(17,754,713)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Restricted securities. At December 31, 2020, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$123,058	$35,546	0.0	%(I)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	11,400	0.0	(I)

Total			$285,495	$46,946	0.0	%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$395,233,512	$36,147,193	$(158,334,811)	$(6,103,113)	$(66,240,933)	$200,701,848	18,774,729	$33,729,667	$2,417,526
Transamerica Core Bond	120,190,290	4,305,115	(70,342,494)	3,302,367	(694,271)	56,761,007	5,516,133	2,214,613	2,090,502
Transamerica Emerging Markets Equity	157,796,989	—	(159,784,188)	(8,820,652)	10,807,851	—	—	—	—
Transamerica Emerging Markets Opportunities	—	221,284,931	(6,883,443)	894,204	47,483,896	262,779,588	22,498,252	1,531,893	—
Transamerica Global Allocation Liquidating Trust	44,256	—	—	—	(8,710)	35,546	11,961	—	—
Transamerica High Yield Bond	197,341,163	216,649,771	—	—	14,511,188	428,502,122	46,933,420	18,413,966	—
Transamerica Intermediate Bond	229,660,077	6,651,914	(133,149,933)	5,282,459	246,216	108,690,733	10,234,532	4,660,242	1,991,672
Transamerica International Equity	492,729,464	4,802,459	(124,374,317)	(6,591,496)	10,074,100	376,640,210	19,464,610	4,802,460	—
Transamerica International Growth	269,001,326	123,539,488	(4,026,603)	(1,396,322)	83,957,089	471,074,978	50,598,816	4,603,388	—
Transamerica International Small Cap Value	134,983,310	1,014,592	(41,078,499)	(2,246,267)	2,561,671	95,234,807	6,618,124	1,014,592	—
Transamerica Janus Mid-Cap Growth VP	147,511,659	5,936,752	(78,215,908)	13,663,227	(10,601,886)	78,293,844	1,809,007	269,877	5,666,875
Transamerica JPMorgan Enhanced Index VP	674,903,287	39,443,504	(293,550,152)	55,986,262	(20,443,137)	456,339,764	18,958,860	7,127,231	32,316,272
Transamerica JPMorgan Mid Cap Value VP	90,611,567	4,032,438	—	—	(2,809,486)	91,834,519	5,871,772	1,006,300	3,026,137
Transamerica Large Cap Value	456,453,637	167,614,188	(168,926,440)	(45,893,066)	30,586,525	439,834,844	39,804,058	9,970,087	—
Transamerica Mid Cap Growth	74,404,369	59,841,838	—	—	27,340,024	161,586,231	11,846,498	2,239,663	4,964,831
Transamerica Mid Cap Value Opportunities	77,649,569	46,474,585	—	—	9,975,876	134,100,030	11,018,901	1,312,285	—
Transamerica Morgan Stanley Capital Growth VP	257,644,091	9,959,998	(224,570,329)	29,232,706	197,157,024	269,423,490	6,933,183	1,318,630	8,641,368
Transamerica PIMCO Total Return VP	245,273,064	4,159,016	(179,093,874)	6,785,591	(1,969,311)	75,154,486	6,221,398	4,159,016	—
Transamerica Small Cap Value	—	234,294,763	—	—	42,134,783	276,429,546	26,326,623	708,964	—
Transamerica Small Company Growth Liquidating Trust	10,109	—	—	—	1,291	11,400	16,244	—	—
Transamerica T. Rowe Price Small Cap VP	137,532,669	8,402,214	(26,527,966)	8,451,694	12,296,749	140,155,360	7,407,789	—	8,402,213
Transamerica Unconstrained Bond	344,450,449	61,106,975	—	—	22,353,073	427,910,497	41,585,082	11,295,282	—
Transamerica WMC US Growth VP	239,614,428	122,894,836	(195,996,163)	63,399,115	(3,912,008)	226,000,208	5,170,446	2,378,939	20,691,395

Total	$4,743,039,285	$1,378,556,570	$(1,864,855,120)	$115,946,709	$404,807,614	$4,777,495,058	363,620,438	$112,757,095	$90,208,791

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $98,496,429.
(F)	Rate disclosed reflects the yield at December 31, 2020.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $4,112,054,819)	$4,777,495,058
Unaffiliated investments, at value (cost $103,760,940)	102,624,559
Repurchase agreement, at value (cost $38,663,617)	38,663,617
Receivables and other assets:
Shares of beneficial interest sold	3,867,432
Dividends	2,898,061
Interest	1,071,799
Variation margin receivable on futures contracts	14,264,982

Total assets	4,940,885,508

Liabilities:
Payables and other liabilities:
Investments purchased	2,898,061
Shares of beneficial interest redeemed	839,378
Due to custodian	9,746,740
Investment management fees	505,000
Distribution and service fees	807,904
Transfer agent costs	7,134
Trustees, CCO and deferred compensation fees	21,456
Audit and tax fees	35,360
Custody fees	81,796
Legal fees	23,682
Printing and shareholder reports fees	118,191
Other accrued expenses	62,852

Total liabilities	15,147,554

Net assets	$4,925,737,954

Net assets consist of:
Capital stock ($0.01 par value)	$3,754,786
Additional paid-in capital	4,044,586,213
Total distributable earnings (accumulated losses)	877,396,955

Net assets	$4,925,737,954

Net assets by class:
Initial Class	$1,066,427,389
Service Class	3,859,310,565

Shares outstanding:
Initial Class	80,209,810
Service Class	295,268,805

Net asset value and offering price per share:
Initial Class	$13.30
Service Class	13.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$112,757,095
Interest income from unaffiliated investments	2,733,912

Total investment income	115,491,007

Expenses:
Investment management fees	5,480,686
Distribution and service fees:
Service Class	8,814,684
Transfer agent costs	65,461
Trustees, CCO and deferred compensation fees	140,666
Audit and tax fees	68,239
Custody fees	297,460
Legal fees	281,704
Printing and shareholder reports fees	149,585
Other	417,899

Total expenses	15,716,384

Net investment income (loss)	99,774,623

Net realized gain (loss) on:
Affiliated investments	115,946,709
Unaffiliated investments	432,388
Capital gain distributions received from affiliated investment companies	90,208,791
Futures contracts	(66,159,710)

Net realized gain (loss)	140,428,178

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	404,807,614
Unaffiliated investments	(1,180,922)
Futures contracts	(19,396,139)
Translation of assets and liabilities denominated in foreign currencies	43,908

Net change in unrealized appreciation (depreciation)	384,274,461

Net realized and change in unrealized gain (loss)	524,702,639

Net increase (decrease) in net assets resulting from operations	$624,477,262

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$99,774,623	$83,211,209
Net realized gain (loss)	140,428,178	236,619,371
Net change in unrealized appreciation (depreciation)	384,274,461	527,341,948

Net increase (decrease) in net assets resulting from operations	624,477,262	847,172,528

Dividends and/or distributions to shareholders:
Initial Class	(68,334,520)	(100,904,103)
Service Class	(248,260,450)	(389,198,195)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(316,594,970)	(490,102,298)

Capital share transactions:
Proceeds from shares sold:
Initial Class	23,330,321	24,811,907
Service Class	32,319,065	9,033,014

	55,649,386	33,844,921

Dividends and/or distributions reinvested:
Initial Class	68,334,520	100,904,103
Service Class	248,260,450	389,198,195

	316,594,970	490,102,298

Cost of shares redeemed:
Initial Class	(92,642,037)	(101,564,284)
Service Class	(464,591,336)	(489,596,101)

	(557,233,373)	(591,160,385)

Net increase (decrease) in net assets resulting from capital share transactions	(184,989,017)	(67,213,166)

Net increase (decrease) in net assets	122,893,275	289,857,064

Net assets:
Beginning of year	4,802,844,679	4,512,987,615

End of year	$4,925,737,954	$4,802,844,679

Capital share transactions - shares:
Shares issued:
Initial Class	1,962,409	2,017,926
Service Class	2,764,061	739,403

	4,726,470	2,757,329

Shares reinvested:
Initial Class	5,810,759	8,890,229
Service Class	21,457,256	34,812,003

	27,268,015	43,702,232

Shares redeemed:
Initial Class	(7,828,650)	(8,263,929)
Service Class	(39,612,314)	(40,485,468)

	(47,440,964)	(48,749,397)

Net increase (decrease) in shares outstanding:
Initial Class	(55,482)	2,644,226
Service Class	(15,390,997)	(4,934,062)

	(15,446,479)	(2,289,836)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$12.44	$11.61	$13.44		$11.82		$11.96

Investment operations:
Net investment income (loss) (A)	0.29	0.24	0.27		0.25		0.22	(B)
Net realized and unrealized gain (loss)	1.46	1.96	(1.14)		2.04		0.56

Total investment operations	1.75	2.20	(0.87)		2.29		0.78

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.28)	(0.25)		(0.23)		(0.25)
Net realized gains	(0.64)	(1.09)	(0.71)		(0.44)		(0.67)

Total dividends and/or distributions to shareholders	(0.89)	(1.37)	(0.96)		(0.67)		(0.92)

Net asset value, end of year	$13.30	$12.44	$11.61		$13.44		$11.82

Total return	15.07%	20.01%	(7.07)%		19.77%		6.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,066,427	$998,736	$901,440		$1,052,378		$957,703
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%	0.14%	0.15%		0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.15%	0.14%	0.15	%(D)	0.14	%(D)	0.13	%(B)
Net investment income (loss) to average net assets	2.44%	1.99%	2.03%		1.93%		1.89	%(B)
Portfolio turnover rate	28%	10%	18%		4%		70%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$12.25	$11.44	$13.26		$11.67		$11.82

Investment operations:
Net investment income (loss) (A)	0.26	0.21	0.23		0.21		0.19	(B)
Net realized and unrealized gain (loss)	1.42	1.94	(1.12)		2.02		0.55

Total investment operations	1.68	2.15	(0.89)		2.23		0.74

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.25)	(0.22)		(0.20)		(0.22)
Net realized gains	(0.64)	(1.09)	(0.71)		(0.44)		(0.67)

Total dividends and/or distributions to shareholders	(0.86)	(1.34)	(0.93)		(0.64)		(0.89)

Net asset value, end of year	$13.07	$12.25	$11.44		$13.26		$11.67

Total return	14.66%	19.79%	(7.32)%		19.49%		6.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,859,311	$3,804,109	$3,611,548		$4,331,182		$3,799,618
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%	0.39%	0.40%		0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.39%	0.40	%(D)	0.39	%(D)	0.38	%(B)
Net investment income (loss) to average net assets	2.17%	1.72%	1.77%		1.69%		1.66	%(B)
Portfolio turnover rate	28%	10%	18%		4%		70%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2020, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$86,589	$65,220	$22,556,261	$—	$—	$22,708,070
Total	$86,589	$65,220	$22,556,261	$—	$—	$22,708,070

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(3,063,477)	$(520,233)	$(14,171,003)	$—	$—	$(17,754,713)
Total	$(3,063,477)	$(520,233)	$(14,171,003)	$—	$—	$(17,754,713)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$34,356,736	$9,253,121	$(109,769,567)	$—	$—	$(66,159,710)
Total	$34,356,736	$9,253,121	$(109,769,567)	$—	$—	$(66,159,710)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(15,288,910)	$(1,621,544)	$(2,485,685)	$—	$—	$(19,396,139)
Total	$(15,288,910)	$(1,621,544)	$(2,485,685)	$—	$—	$(19,396,139)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$1,327,140,163
Average notional value of contracts – short	871,824,467

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTOR (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,175,643,760	$ 41,241,598	$ 1,864,855,120	$ 41,600,010

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,264,413,821	$ 668,212,836	$ (15,191,206)	$ 653,021,630

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 83,195,780	$ 233,399,190	$ —	$ 92,846,481	$ 397,255,817	$ —

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 99,723,964	$ 124,607,477	$ —	$ —	$ —	$ 653,065,514

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation - Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $233,399,190 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 7,823,879	$ 1,355,476

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

The year 2020 will forever be remembered as the year of COVID-19. At the start of 2020, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully near the end of the first quarter with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the virus outbreak, and the market quickly exhibited the fastest rebound on record, with the S&P 500® experiencing pre-virus levels by August. Though cases of COVID-19 continued to rise throughout the fall, markets rose and volatility tempered in November on the back of a vaccine rollout and the U.S. election. Moving into year end, the U.S. Congress approved an additional $900 billion stimulus package which included direct payments to individuals and expanded unemployment benefits.

Global equity markets were up 16.50% for the year, as measured by the MSCI World Index. In the U.S., the Russell 2000® Index measuring small cap equities returned 19.96% for the year, outperforming large caps which were up 18.40% in 2020, as measured by the S&P 500® Index. Growth outperformed value as the Russell 3000® Growth Index rose by 38.26% and the Russell 3000® Value Index returned 2.87% in 2020. The best performing equity sectors were information technology and consumer discretionary, and the worst were energy and real estate. Emerging markets equities returned 18.69% for the year, as measured by the MSCI Emerging Markets Index, outperforming developed markets. European equity markets were up 5.93% for the year, as measured by the MSCI Europe Index and Japanese equities were up 14.91% in 2020, according to the MSCI Japan Index.

Global fixed income markets were mixed in 2020. From a policy perspective, the U.S. Federal Reserve (“Fed”) issued two separate emergency rate cuts in March, bringing the Federal Funds rate to a target range of 0.00%-0.25%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in 2020 as the 10-year U.S. Treasury yield fell 99 bps throughout the year. The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index returned 7.05% for the year, and the Bloomberg Barclays Investment Grade Corporate Index returned 9.89% in 2020. The Bloomberg Barclays Emerging Markets Index returned 6.52% for the year in USD terms.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan Asset Allocation – Moderate VP, Initial Class returned 12.60%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 22.18% and 7.51%, respectively.

STRATEGY REVIEW

The risk management framework (“RMF”) was active and had a negative impact on performance during the period. However, security selection and tactical asset allocation decisions contributed positively to performance during the period.

The Portfolio began the year with the RMF suggesting full levels of risk in all asset classes. The Portfolio came into 2020 with 62% of the Portfolio in equities. By March 31, amidst the onset of the COVID-19 pandemic and associated volatility, the Portfolio de-risked in U.S. large cap and small cap equities, international developed market equities, emerging markets equity, and high yield debt, closing March with 23% of the Portfolio in equities. [The RMF signals remained at least somewhat active for most of 2020, but the Portfolio ended the year with 53% in equities, due to tactical asset allocation decisions. The RMF contributed to positive performance in March as global markets sold off, however, the RMF primarily detracted from performance moving through 2020 as markets rebounded sharply.

Underlying portfolio performance positively contributed to performance over the year. Underlying portfolio outperformance was led by Transamerica Morgan Stanley Capital Growth VP, which focuses on innovative growth companies, and Transamerica Unconstrained Bond. Both funds meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some underlying funds did underperform their respective benchmarks, such as Transamerica Janus Mid-Cap Growth VP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	41.2%
U.S. Fixed Income Funds	20.7
International Equity Funds	17.4
International Alternative Funds	11.9
U.S. Mixed Allocation Fund	6.2
U.S. Government Obligation	1.8
Repurchase Agreement	0.7
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	12.60%	8.87%	6.74%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	22.18%	15.56%	13.69%
Bloomberg Barclays US Aggregate Bond Index (B)	7.51%	4.44%	3.84%
Service Class	12.28%	8.58%	6.47%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,152.90	$0.81	$1,024.40	$0.76	0.15%
Service Class	1,000.00	1,152.00	2.16	1,023.10	2.03	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 97.4%
International Alternative Funds - 11.9%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	6,235	$ 18,531
Transamerica Unconstrained Bond (D)	83,501,556	859,231,014

		859,249,545

International Equity Funds - 17.4%
Transamerica Emerging Markets Opportunities (D)	27,558,707	321,885,693
Transamerica International Equity (D)	19,321,283	373,866,833
Transamerica International Growth (D)	50,039,459	465,867,364
Transamerica International Small Cap Value (D)	6,496,597	93,486,027

		1,255,105,917

U.S. Equity Funds - 41.2%
Transamerica Janus Mid-Cap Growth VP (D)	1,955,889	84,650,887
Transamerica JPMorgan Enhanced Index VP (D)	26,378,987	634,942,226
Transamerica JPMorgan Mid Cap Value VP (D)	4,248,430	66,445,441
Transamerica Large Cap Value (D)	49,977,234	552,248,439
Transamerica Mid Cap Growth (D)	14,611,493	199,300,766
Transamerica Mid Cap Value Opportunities (D)	14,311,875	174,175,514
Transamerica Morgan Stanley Capital Growth VP (D)	10,152,286	394,517,818
Transamerica Small Cap Value (D)	39,135,860	410,926,532
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	5,959	4,182
Transamerica T. Rowe Price Small Cap VP (D)	8,883,053	168,067,369
Transamerica WMC US Growth VP (D)	6,676,233	291,818,157

		2,977,097,331

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 20.7%
Transamerica Core Bond (D)	35,612,421	$ 366,451,815
Transamerica High Yield Bond (D)	52,928,555	483,237,705
Transamerica Intermediate Bond (D)	61,156,939	649,486,692

		1,499,176,212

U.S. Mixed Allocation Fund - 6.2%
Transamerica PIMCO Total Return VP (D)	37,437,843	452,249,148

Total Investment Companies (Cost $6,136,162,331)		7,042,878,153

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.8%
U.S. Treasury - 1.8%
U.S. Treasury Note 2.50%, 01/31/2021 (E)	$ 133,448,800	133,679,700

Total U.S. Government Obligation (Cost $135,310,888)		133,679,700

REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2020, to be repurchased at $51,828,776 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $52,865,355.	51,828,776	51,828,776

Total Repurchase Agreement (Cost $51,828,776)		51,828,776

Total Investments (Cost $6,323,301,995)		7,228,386,629
Net Other Assets (Liabilities) - 0.1%		3,756,627

Net Assets - 100.0%		$ 7,232,143,256

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	1,401	03/31/2021	$176,375,567	$176,755,852	$380,285	$—
10-Year U.S. Treasury Note	1,524	03/22/2021	210,529,029	210,431,063	—	(97,966)
30-Year U.S. Treasury Bond	1,074	03/22/2021	187,952,309	186,003,375	—	(1,948,934)
CAD Currency	2,697	03/16/2021	211,200,552	211,282,980	82,428	—
MSCI EAFE Index	990	03/19/2021	105,904,334	105,474,600	—	(429,734)
MSCI Emerging Markets Index	4,955	03/19/2021	310,975,800	319,151,550	8,175,750	—
S&P 500® E-Mini Index	769	03/19/2021	140,879,226	144,141,360	3,262,134	—
U.S. Treasury Ultra Bond	1,077	03/22/2021	233,489,838	230,006,812	—	(3,483,026)

Total					$11,900,597	$(5,959,660)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FUTURES CONTRACTS (continued):

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(2,618)	03/19/2021	$(250,052,956)	$(258,501,320)	$—	$(8,448,364)
EUR Currency	(126)	03/15/2021	(19,082,611)	(19,287,450)	—	(204,839)
EURO STOXX 50® Index	(5,749)	03/19/2021	(245,931,073)	(249,325,955)	—	(3,394,882)
FTSE 100 Index	(847)	03/19/2021	(75,283,764)	(74,361,138)	922,626	—
S&P/ASX 200 Index	(449)	03/18/2021	(56,760,413)	(56,570,633)	189,780	—
S&P/TSX 60 Index	(1,427)	03/18/2021	(233,470,983)	(230,692,167)	2,778,816	—
TOPIX Index	(757)	03/11/2021	(129,041,472)	(132,294,465)	—	(3,252,993)

Total					$3,891,222	$(15,301,078)

Total Futures Contracts					$15,791,819	$(21,260,738)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$7,042,855,440	$—	$—	$7,042,855,440
U.S. Government Obligation	—	133,679,700	—	133,679,700
Repurchase Agreement	—	51,828,776	—	51,828,776

Total	$7,042,855,440	$185,508,476	$—	$7,228,363,916

Investment Companies Measured at Net Asset Value (C)				22,713

Total Investments				$7,228,386,629

Other Financial Instruments
Futures Contracts (H)	$15,791,819	$—	$—	$15,791,819

Total Other Financial Instruments	$15,791,819	$—	$—	$15,791,819

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(21,260,738)	$—	$—	$(21,260,738)

Total Other Financial Instruments	$(21,260,738)	$—	$—	$(21,260,738)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Restricted securities. At December 31, 2020, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$64,152	$18,531	0.0	%(I)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	4,182	0.0	(I)

Total			$123,746	$22,713	0.0	%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$220,633,791	$—	$(177,168,301)	$(16,481,435)	$(26,984,055)	$—	—	$—	$—
Transamerica Core Bond	411,332,590	24,674,807	(75,098,031)	(814,348)	6,356,797	366,451,815	35,612,421	11,178,425	13,496,382
Transamerica Emerging Markets Equity	162,382,078	—	(164,427,015)	(9,680,093)	11,725,030	—	—	—	—
Transamerica Emerging Markets Opportunities	—	261,060,018	—	—	60,825,675	321,885,693	27,558,707	1,876,486	—
Transamerica Global Allocation Liquidating Trust	23,072	—	—	—	(4,541)	18,531	6,235	—	—
Transamerica High Yield Bond	229,408,839	243,411,209	—	—	10,417,657	483,237,705	52,928,555	21,489,762	—
Transamerica Intermediate Bond	945,525,509	36,797,086	(351,019,376)	17,985,807	197,666	649,486,692	61,156,939	24,895,756	11,901,331
Transamerica International Equity	491,812,684	4,767,097	(118,710,627)	(9,587,455)	5,585,134	373,866,833	19,321,283	4,767,097	—
Transamerica International Growth	260,979,818	122,247,399	—	—	82,640,147	465,867,364	50,039,459	4,552,499	—
Transamerica International Small Cap Value	118,702,906	995,961	(28,429,100)	(249,005)	2,465,265	93,486,027	6,496,597	995,962	—
Transamerica Janus Mid-Cap Growth VP	185,563,257	5,865,012	(107,514,596)	25,390,322	(24,653,108)	84,650,887	1,955,889	266,616	5,598,396
Transamerica JPMorgan Enhanced Index VP	819,394,715	56,369,820	(295,611,015)	59,428,665	(4,639,959)	634,942,226	26,378,987	10,185,727	46,184,093
Transamerica JPMorgan Mid Cap Value VP	65,560,593	2,917,607	—	—	(2,032,759)	66,445,441	4,248,430	728,093	2,189,514
Transamerica Large Cap Value	531,865,060	240,267,651	(215,505,104)	(68,509,870)	64,130,702	552,248,439	49,977,234	12,700,751	—
Transamerica Mid Cap Growth	67,947,573	99,192,788	—	—	32,160,405	199,300,766	14,611,493	2,762,404	6,123,633
Transamerica Mid Cap Value Opportunities	109,847,042	69,242,559	(15,749,938)	(476,261)	11,312,112	174,175,514	14,311,875	1,704,459	—
Transamerica Morgan Stanley Capital Growth VP	302,707,635	13,951,020	(209,691,731)	39,356,035	248,194,859	394,517,818	10,152,286	1,847,012	12,104,008
Transamerica PIMCO Total Return VP	697,678,427	20,638,109	(282,383,121)	4,014,452	12,301,281	452,249,148	37,437,843	20,638,109	—
Transamerica Small Cap Value	—	348,250,311	—	—	62,676,221	410,926,532	39,135,860	1,053,911	—
Transamerica Small Company Growth Liquidating Trust	3,708	—	—	—	474	4,182	5,959	—	—
Transamerica T. Rowe Price Small Cap VP	143,482,364	9,426,917	(5,958,630)	(11,026)	21,127,744	168,067,369	8,883,053	—	9,426,917
Transamerica Unconstrained Bond	562,289,274	256,161,834	(12,737,214)	(1,014,099)	54,531,219	859,231,014	83,501,556	21,634,649	—
Transamerica WMC US Growth VP	304,487,475	140,205,227	(237,511,088)	82,754,111	1,882,432	291,818,157	6,676,233	3,316,163	28,843,127

Total	$6,631,628,410	$1,956,442,432	$2,297,514,887	$122,105,800	$630,216,398	$7,042,878,153	550,396,894	$146,593,881	$135,867,401

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $119,426,080.
(F)	Rate disclosed reflects the yield at December 31, 2020.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $6,136,162,331)	$7,042,878,153
Unaffiliated investments, at value (cost $135,310,888)	133,679,700
Repurchase agreement, at value (cost $51,828,776)	51,828,776
Receivables and other assets:
Net income from securities lending	210
Shares of beneficial interest sold	708,474
Dividends	4,316,042
Interest	1,396,135
Variation margin receivable on futures contracts	11,247,114

Total assets	7,246,054,604

Liabilities:
Payables and other liabilities:
Investments purchased	4,316,042
Shares of beneficial interest redeemed	631,817
Due to custodian	6,414,433
Investment management fees	742,873
Distribution and service fees	1,391,986
Transfer agent costs	10,632
Trustees, CCO and deferred compensation fees	28,931
Audit and tax fees	47,312
Custody fees	66,578
Legal fees	34,859
Printing and shareholder reports fees	134,426
Other accrued expenses	91,459

Total liabilities	13,911,348

Net assets	$7,232,143,256

Net assets consist of:
Capital stock ($0.01 par value)	$5,721,331
Additional paid-in capital	6,156,759,032
Total distributable earnings (accumulated losses)	1,069,662,893

Net assets	$7,232,143,256

Net assets by class:
Initial Class	$593,021,739
Service Class	6,639,121,517

Shares outstanding:
Initial Class	46,210,068
Service Class	525,922,999

Net asset value and offering price per share:
Initial Class	$12.83
Service Class	12.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$146,593,881
Dividend income from unaffiliated investments	(5,747)
Interest income from unaffiliated investments	3,409,071

Total investment income	149,997,205

Expenses:
Investment management fees	8,048,852
Distribution and service fees:
Service Class	15,061,401
Transfer agent costs	96,775
Trustees, CCO and deferred compensation fees	207,287
Audit and tax fees	93,834
Custody fees	227,247
Legal fees	420,497
Printing and shareholder reports fees	191,784
Other	418,169

Total expenses	24,765,846

Net investment income (loss)	125,231,359

Net realized gain (loss) on:
Affiliated investments	122,105,800
Unaffiliated investments	384,112
Capital gain distributions received from affiliated investment companies	135,867,401
Futures contracts	(182,435,396)

Net realized gain (loss)	75,921,917

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	630,216,398
Unaffiliated investments	(1,699,883)
Futures contracts	(33,332,837)
Translation of assets and liabilities denominated in foreign currencies	171,379

Net change in unrealized appreciation (depreciation)	595,355,057

Net realized and change in unrealized gain (loss)	671,276,974

Net increase (decrease) in net assets resulting from operations	$796,508,333

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$125,231,359	$124,483,355
Net realized gain (loss)	75,921,917	214,035,233
Net change in unrealized appreciation (depreciation)	595,355,057	611,219,135

Net increase (decrease) in net assets resulting from operations	796,508,333	949,737,723

Dividends and/or distributions to shareholders:
Initial Class	(28,431,490)	(43,811,454)
Service Class	(307,311,723)	(440,601,138)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(335,743,213)	(484,412,592)

Capital share transactions:
Proceeds from shares sold:
Initial Class	20,702,506	14,237,210
Service Class	95,134,467	92,308,507

	115,836,973	106,545,717

Issued from fund acquisition:
Service Class	—	102,131,947

	—	102,131,947

Dividends and/or distributions reinvested:
Initial Class	28,431,490	43,811,454
Service Class	307,311,723	440,601,138

	335,743,213	484,412,592

Cost of shares redeemed:
Initial Class	(68,839,901)	(73,287,245)
Service Class	(336,113,252)	(258,238,813)

	(404,953,153)	(331,526,058)

Net increase (decrease) in net assets resulting from capital share transactions	46,627,033	361,564,198

Net increase (decrease) in net assets	507,392,153	826,889,329

Net assets:
Beginning of year	6,724,751,103	5,897,861,774

End of year	$7,232,143,256	$6,724,751,103

Capital share transactions - shares:
Shares issued:
Initial Class	1,752,085	1,207,134
Service Class	8,350,148	7,960,906

	10,102,233	9,168,040

Shares issued on fund acquisition:
Service Class	—	8,928,632

	—	8,928,632

Shares reinvested:
Initial Class	2,434,203	3,918,735
Service Class	26,722,758	39,981,954

	29,156,961	43,900,689

Shares redeemed:
Initial Class	(5,909,641)	(6,234,103)
Service Class	(28,884,878)	(22,310,706)

	(34,794,519)	(28,544,809)

Net increase (decrease) in shares outstanding:
Initial Class	(1,723,353)	(1,108,234)
Service Class	6,188,028	34,560,786

	4,464,675	33,452,552

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$12.02	$11.18	$12.62		$11.30		$11.22

Investment operations:
Net investment income (loss) (A)	0.25	0.26	0.27		0.22		0.22	(B)
Net realized and unrealized gain (loss)	1.20	1.54	(0.88)		1.61		0.40

Total investment operations	1.45	1.80	(0.61)		1.83		0.62

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.22)		(0.23)		(0.25)
Net realized gains	(0.37)	(0.69)	(0.61)		(0.28)		(0.29)

Total dividends and/or distributions to shareholders	(0.64)	(0.96)	(0.83)		(0.51)		(0.54)

Net asset value, end of year	$12.83	$12.02	$11.18		$12.62		$11.30

Total return	12.60%	16.42%	(5.13)%		16.47%		5.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$593,022	$575,923	$548,520		$634,841		$610,851
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.15%	0.14%	0.15%		0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.15%	0.14%	0.15	%(D)	0.14	%(D)	0.13	%(B)
Net investment income (loss) to average net assets	2.12%	2.19%	2.20%		1.84%		1.96	%(B)
Portfolio turnover rate	27%	11%	14%		3%		63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$11.83	$11.03	$12.45		$11.16		$11.09

Investment operations:
Net investment income (loss) (A)	0.22	0.23	0.24		0.19		0.19	(B)
Net realized and unrealized gain (loss)	1.18	1.50	(0.86)		1.58		0.39

Total investment operations	1.40	1.73	(0.62)		1.77		0.58

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.24)	(0.19)		(0.20)		(0.22)
Net realized gains	(0.37)	(0.69)	(0.61)		(0.28)		(0.29)

Total dividends and/or distributions to shareholders	(0.61)	(0.93)	(0.80)		(0.48)		(0.51)

Net asset value, end of year	$12.62	$11.83	$11.03		$12.45		$11.16

Total return	12.28%	16.18%	(5.35)%		16.12%		5.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,639,121	$6,148,828	$5,349,342		$5,755,070		$5,365,006
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.40%	0.39%	0.40%		0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.39%	0.40	%(D)	0.39	%(D)	0.38	%(B)
Net investment income (loss) to average net assets	1.89%	1.97%	1.98%		1.60%		1.72	%(B)
Portfolio turnover rate	27%	11%	14%		3%		63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2020, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$380,285	$82,428	$15,329,106	$—	$—	$15,791,819
Total	$380,285	$82,428	$15,329,106	$—	$—	$15,791,819

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(5,529,926)	$(204,839)	$(15,525,973)	$—	$—	$(21,260,738)
Total	$(5,529,926)	$(204,839)	$(15,525,973)	$—	$—	$(21,260,738)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$58,670,103	$7,194,826	$(248,300,325)	$—	$—	$(182,435,396)
Total	$58,670,103	$7,194,826	$(248,300,325)	$—	$—	$(182,435,396)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(18,985,785)	$(1,211,260)	$(13,135,792)	$—	$—	$(33,332,837)
Total	$(18,985,785)	$(1,211,260)	$(13,135,792)	$—	$—	$(33,332,837)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$1,743,906,475
Average notional value of contracts – short	(1,092,054,552)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTOR (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,670,048,361	$ 48,908,741	$ 2,293,559,385	$ 49,357,686

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 6,330,655,086	$ 904,354,325	$ (6,907,177)	$ 897,447,148

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 132,870,201	$ 202,873,012	$ —	$ 124,556,567	$ 359,856,025	$ —

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 125,156,389	$ 46,888,011	$ —	$ —	$ —	$ 897,618,493

11. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Madison Balanced Allocation VP (“Madison Balanced Allocation VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Madison Balanced Allocation VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Madison Balanced Allocation VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Madison Balanced Allocation VP shareholders, along with the exchange ratio of the reorganization for the Portfolio, were as follows:

Madison Balanced Allocation VP Class	Madison Balanced Allocation VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Service	9,114,873	Service	8,928,632	$ 102,131,947	0.98

(A)	Calculated by dividing the Portfolio shares issuable by the Madison Balanced Allocation VP shares outstanding on November 1, 2019.

The net assets of Madison Balanced Allocation VP, including unrealized appreciation (depreciation), were combined with those of the Portfolio. These amounts were as follows:

Madison Balanced Allocation VP Unrealized Appreciation (Depreciation)	Madison Balanced Allocation VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 5,222,230	$ 102,131,947	$ 6,416,843,017	$ 6,518,974,964

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

13. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation - Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $202,873,012 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 7,970,846	$ 1,682,012

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

There are no prizes for guessing what replaced the US-China trade war as the dominant investment theme in 2020. As trade tensions thawed in January, an optimistic start to the year quickly gave way to the COVID-19 pandemic and a year of lockdowns, job losses and recession. As growth contracted sharply and unemployment soared, risk markets reacted with severe losses in the first quarter.

Despite this, a sharp and sustained bounce back which began in late March saw most markets post a positive return for the full year. This rebound was ultimately spurred by two things: first, the policy response, which dwarfed the response seen after the 2008 financial crisis, was aggressive as central banks conducted massive quantitative easing programs and governments provided emphatic fiscal stimulus; and second, the progress toward a vaccine, which ultimately bore fruit in the fourth quarter allowing markets to remain optimistic about the prospects for the global recovery in 2021.

Over the year, Treasury yields plummeted, and the U.S. Federal Reserve (the “Fed”) anchored policy rates near the zero-lower bound. The 2-year Treasury yield fell by 144 basis points (“bps”) to 0.12%, the 10-year yield decreased 100 bps to 0.91%, and the 30-year yield decreased by 74 bps to 1.64%. The Treasury yield curve also steepened during the fiscal year as the spread between the 2- and 10-year rose by 44 bps to finish the period at 79 bps.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan Core Bond VP, Initial Class returned 7.46%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 7.51%.

STRATEGY REVIEW

The Portfolio held a longer duration posture throughout most of the period which was additive to returns as rates rallied across the yield curve. In addition, curve positioning was a slight positive over the year, as the Portfolio was overweight to the belly of the curve (5-10-year maturities), while we elected to underweight the 20-year and 30-year key rates.

Overall, investment grade corporate credit outperformed the Portfolio’s benchmark in the fiscal year. We increased the Portfolio’s corporate allocation during the period to an overweight, finding many opportunities in the new issues market, which proved to be a benefit to returns. In contrast, security selection in the sector was a negative contributor during the year. We continued to be disciplined in the corporate bond space by buying higher beta names in the front end of the curve and higher quality names further out on the curve.

Security selection within mortgage-backed securities (“MBS”) added to performance as the Portfolio’s MBS allocation outperformed index agency pass-throughs. Our bias for specified pools, agency collateralized mortgage obligations (“CMOs”), and agency multi-family commercial mortgage-backed securities (“CMBS”) was the primary driver of returns during the year, as specified collateral outpaced generic paper. Our preference for owning mortgage securities with less prepayment risk was also a benefit as rates fell during the year.

An overweight allocation to asset-backed securities (“ABS”) contributed to performance. During the year, we favored high-quality, short-maturity securitized credit that offered attractive yield on an amortizing asset.

Lastly, the Portfolio’s allocation to non-agency CMBS was a drag on performance as it lagged other credit spread sectors. Despite the known challenges within real estate, we continue to believe that high-quality CMBS can offer lower risk exposure to a reopening economy.

Richard Figuly

Justin Rucker, CFA

Co-portfolio managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	31.2%
U.S. Government Agency Obligations	29.1
U.S. Government Obligations	17.6
Repurchase Agreement	9.7
Asset-Backed Securities	9.6
Mortgage-Backed Securities	5.2
Foreign Government Obligations	1.1
Other Investment Company	0.9
Municipal Government Obligations	0.3
Net Other Assets (Liabilities)	(4.7)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	5.99
Duration †	5.93

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	46.7%
AAA	13.2
AA	3.8
A	9.5
BBB	22.6
BB	0.3
B	0.0 *
CCC and Below	0.0 *
Not Rated	8.6
Net Other Assets (Liabilities)	(4.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	7.46%	4.38%	3.82%	10/02/1986
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.84%
Service Class	7.16%	4.11%	3.56%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,022.90	$2.59	$1,022.60	$2.59	0.51%
Service Class	1,000.00	1,021.20	3.86	1,021.30	3.86	0.76

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 9.6%
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (A)	$ 447,133	$ 482,071
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	166,438
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	196,100
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	851,724	914,230
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (A)	1,200,000	1,286,054
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	325,452
Series 2015-SFR2, Class D,
5.04%, 10/17/2052 (A)	700,000	773,743
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (A)	430,000	483,868
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (A)	350,000	356,867
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class C,
2.71%, 08/18/2022	90,422	90,951
Series 2017-1, Class D,
3.13%, 01/18/2023	323,000	330,928
B2R Mortgage Trust Series 2016-1, Class A, 2.57%, 06/15/2049 (A)	251,387	251,296
Business Jet Securities LLC
Series 2018-2, Class A,
4.45%, 06/15/2033 (A)	518,479	527,831
Series 2019-1, Class A,
4.21%, 07/15/2034 (A)	1,222,495	1,248,283
Series 2020-1A, Class A,
2.98%, 11/15/2035 (A)	995,060	1,008,478
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (B) (C)	1,057,386	1,055,073
Carnow Auto Receivables Trust Series 2018-1A, Class B, 4.26%, 09/15/2023 (A)	191,733	191,992
Carvana Auto Receivables Trust
Series 2019-2A, Class C,
3.00%, 06/17/2024 (A)	1,350,000	1,386,722
Series 2019-3A, Class D,
3.04%, 04/15/2025 (A)	1,620,000	1,674,752
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A, 4.75%, 12/25/2019	2,772	2,680
Chase Funding Trust Series 2003-6, Class 1A7, 4.99% (D), 11/25/2034	26,191	27,601
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	183,643	184,038
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (A)	690,000	738,416
Series 2019-3, Class A,
2.71%, 10/15/2052 (A)	793,303	836,050

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust Series 2015-C, Class D, 4.63%, 08/16/2021 (A)	$ 8,203	$ 8,215
Credit Acceptance Auto Loan Trust
Series 2018-1A, Class A,
3.01%, 02/16/2027 (A)	24,836	24,857
Series 2019-1A, Class A,
3.33%, 02/15/2028 (A)	825,000	840,305
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	152,290	155,037
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	286,688	299,404
Drive Auto Receivables Trust
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	313,184	316,250
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	772,026	783,634
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	202,862	205,672
Series 2018-4, Class C,
3.66%, 11/15/2024	397,873	400,938
Series 2019-1, Class D,
4.09%, 06/15/2026	340,000	356,139
DT Auto Owner Trust
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	99	100
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	87,363	87,939
Series 2019-4A, Class C,
2.73%, 07/15/2025 (A)	1,121,000	1,148,948
Exeter Automobile Receivables Trust
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	49,149	49,507
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	658,000	672,719
Series 2019-3A, Class D,
3.11%, 08/15/2025 (A)	1,180,000	1,219,376
FirstKey Homes Trust Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (A)	1,000,000	997,246
Flagship Credit Auto Trust
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	210,481	212,494
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	68,090	68,231
Series 2019-4, Class D,
3.12%, 01/15/2026 (A)	1,350,000	1,413,524
FN DUS-Broadstone 1.50%, 01/15/2031 (C) (E)	1,000,000	1,006,250
Fort Cre LLC Series 2018-1A, Class C, 1-Month LIBOR + 2.83%, 2.98% (D), 11/16/2035 (A)	1,535,000	1,435,157
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (A)	309,889	320,648

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
FREED ABS Trust
Series 2018-2, Class A,
3.99%, 10/20/2025 (A)	$ 40,612	$ 40,697
Series 2019-2, Class A,
2.62%, 11/18/2026 (A)	221,753	222,962
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2024	502,546	375,904
GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 01/17/2023 (A)	40,396	40,538
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	35,075	35,412
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051 (C)	802,251	779,788
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	130,851	137,954
Series 2017-2A, Class A,
3.26%, 10/15/2053 (A)	579,922	604,644
Series 2019-2A, Class A,
2.76%, 10/15/2054 (A)	702,185	725,772
Hero Funding Trust
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	400,691	430,052
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (A)	460,314	481,950
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	120,939	123,680
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.82% (D), 08/25/2038 (A)	410,956	8,352
Series 2013-2, Class A,
1.71% (D), 03/25/2039 (A)	422,820	17,126
Series 2014-2, Class A,
2.78% (D), 04/25/2040 (A)	194,623	16,357
LL ABS Trust Series 2019-1A, Class A, 2.87%, 03/15/2027 (A)	231,415	232,468
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (A) (B) (C) (F)	481,569	485,706
Mariner Finance Issuance Trust
Series 2019-AA, Class B,
3.51%, 07/20/2032 (A)	785,000	804,417
Series 2019-AA, Class C,
4.01%, 07/20/2032 (A)	2,060,000	2,085,217
NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (A)	1,100,000	1,100,406
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (A)	1,165,000	1,173,936
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (A)	655,000	655,000

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Orange Lake Timeshare Trust Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	$ 1,505,329	$ 1,552,021
Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10% (D), 06/27/2060 (A)	719,255	720,827
Progress Residential Trust Series 2018-SFR2, Class E, 4.66%, 08/17/2035 (A)	642,000	652,827
Regional Management Issuance Trust Series 2019-1, Class B, 3.43%, 11/15/2028 (A)	1,400,000	1,426,427
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	173,054	178,307
Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 04/15/2025	730,000	742,806
SART Series 2018-1, 4.75%, 06/15/2025	832,746	847,319
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.09% (D), 01/25/2036	16,988	16,885
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (B) (C)	1,000,000	1,000,000
Tricolor Auto Securitization Trust Series 2020-1A, Class A, 4.88%, 11/15/2026 (A)	1,042,287	1,044,247
US Auto Funding LLC
Series 2018-1A, Class A,
5.50%, 07/15/2023 (A)	189,010	193,940
Series 2019-1A, Class B,
3.99%, 12/15/2022 (A)	1,200,000	1,216,991
Vericrest Opportunity Loan Trust
Series 2019-NPL7, Class A1A,
3.18% (D), 10/25/2049 (A)	253,436	253,692
Series 2019-NPL8, Class A1A,
3.28% (D), 11/25/2049 (A)	620,892	621,171
Series 2020-NPL2, Class A1A,
2.98% (D), 02/25/2050 (A)	745,789	746,965
VM Debt Trust Series 2019-1, 7.50%, 06/15/2024	942,690	926,419
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A, 3.33% (D), 11/26/2049 (A)	687,472	689,441
VOLT LXXXV LLC Series 2020-NPL1, Class A1A, 3.23% (D), 01/25/2050 (A)	635,827	637,610
VOLT LXXXVII LLC Series 2020-NPL3, Class A1A, 2.98% (D), 02/25/2050 (A)	755,452	756,472
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	210,505	220,996

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	$ 103,139	$ 103,500

Total Asset-Backed Securities (Cost $51,122,771)		51,689,705

CORPORATE DEBT SECURITIES - 31.2%
Aerospace & Defense - 0.8%
Airbus Finance BV 2.70%, 04/17/2023 (A)	43,000	45,139
Airbus SE 3.15%, 04/10/2027 (A)	164,000	177,597
BAE Systems PLC
1.90%, 02/15/2031 (A)	268,000	270,936
3.00%, 09/15/2050 (A)	200,000	208,684
Boeing Co.
1.95%, 02/01/2024	305,000	314,113
2.75%, 02/01/2026	295,000	310,207
3.10%, 05/01/2026	130,000	139,203
4.51%, 05/01/2023	594,000	642,014
4.88%, 05/01/2025	145,000	165,287
5.15%, 05/01/2030	220,000	266,255
5.71%, 05/01/2040	190,000	246,567
L3 Harris Technologies, Inc.
1.80%, 01/15/2031	230,000	233,482
3.83%, 04/27/2025	200,000	224,481
Lockheed Martin Corp. 4.50%, 05/15/2036	100,000	131,759
Northrop Grumman Corp.
3.25%, 01/15/2028	75,000	84,811
3.85%, 04/15/2045	38,000	46,332
Precision Castparts Corp. 4.20%, 06/15/2035	170,000	208,392
Raytheon Technologies Corp.
3.20%, 03/15/2024	70,000	75,606
3.75%, 11/01/2046	155,000	183,938
4.15%, 05/15/2045	163,000	206,345
4.50%, 06/01/2042	241,000	314,267

		4,495,415

Airlines - 0.5%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	143,616	140,523
3.55%, 07/15/2031 (A)	203,755	178,392
4.13%, 11/15/2026 (A)	168,533	162,374
American Airlines Pass-Through Trust
3.00%, 04/15/2030	346,002	338,669
3.38%, 11/01/2028	181,735	170,351
3.65%, 02/15/2029	100,279	101,077
3.70%, 04/01/2028	84,631	79,564
British Airways Pass-Through Trust
3.30%, 06/15/2034 (A)	281,405	280,732
4.13%, 03/20/2033 (A)	268,920	249,106
Continental Airlines Pass-Through Trust 5.98%, 10/19/2023	25,939	26,246
Delta Air Lines Pass-Through Trust 3.63%, 01/30/2029	313,181	321,639
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	132,729	128,138

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
United Airlines Pass-Through Trust
3.65%, 07/07/2027	$ 128,884	$ 126,393
4.15%, 02/25/2033	290,012	302,494
4.55%, 08/25/2031	259,917	254,220

		2,859,918

Automobiles - 0.2%
General Motors Co. 6.13%, 10/01/2025	130,000	157,686
Nissan Motor Co., Ltd.
3.52%, 09/17/2025 (A)	492,000	526,795
4.35%, 09/17/2027 (A)	200,000	220,906

		905,387

Banks - 5.4%
ABN AMRO Bank NV 4.75%, 07/28/2025 (A)	200,000	230,170
AIB Group PLC 4.75%, 10/12/2023 (A)	290,000	318,985
ANZ New Zealand International, Ltd. 2.55%, 02/13/2030 (A)	625,000	682,333
ASB Bank, Ltd. 3.13%, 05/23/2024 (A)	465,000	501,408
Banco Nacional de Panama 2.50%, 08/11/2030 (A)	300,000	300,000
Banco Santander SA 2.75%, 05/28/2025 - 12/03/2030	600,000	633,155
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (D), 02/13/2031, MTN	500,000	531,033
Fixed until 04/29/2030, 2.59% (D), 04/29/2031	363,000	389,048
Fixed until 06/19/2040, 2.68% (D), 06/19/2041, MTN	1,077,000	1,122,123
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	430,000	485,704
Fixed until 04/24/2027, 3.71% (D), 04/24/2028	700,000	796,921
3.95%, 04/21/2025, MTN	368,000	414,842
Fixed until 03/05/2028, 3.97% (D), 03/05/2029, MTN	300,000	350,277
4.00%, 01/22/2025, MTN	400,000	449,473
4.25%, 10/22/2026, MTN	284,000	333,123
Bank of Montreal Fixed until 12/15/2027, 3.80% (D), 12/15/2032	110,000	124,684
Bank of Nova Scotia
1.63%, 05/01/2023	790,000	812,732
4.50%, 12/16/2025	160,000	186,551
Barclays PLC
Fixed until 12/10/2023, 1.01% (D), 12/10/2024	377,000	379,673
Fixed until 06/24/2030, 2.65% (D), 06/24/2031	480,000	499,845
3.65%, 03/16/2025	200,000	220,027
Fixed until 02/15/2022, 4.61% (D), 02/15/2023	300,000	313,180
BBVA USA 3.50%, 06/11/2021	250,000	252,825

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA
Fixed until 06/09/2025, 2.22% (D), 06/09/2026 (A)	$ 350,000	$ 366,321
Fixed until 01/13/2030, 3.05% (D), 01/13/2031 (A)	385,000	420,123
BPCE SA
Fixed until 10/06/2025, 1.65% (D), 10/06/2026 (A)	250,000	255,833
4.00%, 09/12/2023 (A)	250,000	271,957
4.63%, 07/11/2024 (A)	200,000	223,574
Citigroup, Inc.
Fixed until 04/08/2025, 3.11% (D), 04/08/2026	450,000	491,653
Fixed until 04/24/2024, 3.35% (D), 04/24/2025	175,000	190,256
3.40%, 05/01/2026	150,000	168,837
Fixed until 07/24/2027, 3.67% (D), 07/24/2028	531,000	601,997
3.88%, 03/26/2025	100,000	111,601
Fixed until 03/20/2029, 3.98% (D), 03/20/2030	400,000	470,403
4.40%, 06/10/2025	215,000	245,811
4.45%, 09/29/2027	48,000	56,743
5.30%, 05/06/2044	34,000	47,971
8.13%, 07/15/2039	28,000	50,051
Citizens Financial Group, Inc. 2.64%, 09/30/2032 (A)	58,000	61,106
Commonwealth Bank of Australia 4.50%, 12/09/2025 (A)	200,000	230,734
Cooperatieve Rabobank UA 3.75%, 07/21/2026	455,000	514,223
Credit Agricole SA Fixed until 06/16/2025, 1.91% (D), 06/16/2026 (A)	400,000	414,883
Danske Bank A/S
Fixed until 12/08/2022, 1.17% (D), 12/08/2023 (A)	495,000	497,229
2.70%, 03/02/2022 (A)	200,000	205,031
HSBC Holdings PLC
Fixed until 09/22/2027, 2.01% (D), 09/22/2028	445,000	455,558
Fixed until 08/18/2030, 2.36% (D), 08/18/2031	310,000	320,174
Fixed until 05/18/2023, 3.95% (D), 05/18/2024	229,000	247,015
Fixed until 03/13/2027, 4.04% (D), 03/13/2028	650,000	742,279
4.38%, 11/23/2026	200,000	230,765
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	253,150
ING Groep NV
Fixed until 07/01/2025, 1.40% (D), 07/01/2026 (A)	210,000	213,529
4.10%, 10/02/2023	580,000	637,200
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	238,029
4.58%, 12/10/2025	200,000	228,746
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/2030 (G)	360,000	376,150
3.75%, 07/18/2039	250,000	304,512

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mizuho Financial Group, Inc. Fixed until 05/25/2025, 2.23% (D), 05/25/2026	$ 625,000	$ 657,528
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (D), 08/02/2034 (A)	345,000	387,442
Natwest Group PLC
Fixed until 11/01/2024, 3.75% (D), 11/01/2029	338,000	359,755
Fixed until 03/22/2024, 4.27% (D), 03/22/2025	200,000	221,258
Fixed until 05/08/2029, 4.45% (D), 05/08/2030	330,000	393,142
Santander UK Group Holdings PLC 4.75%, 09/15/2025 (A)	200,000	225,517
Societe Generale SA
Fixed until 12/14/2025, 1.49% (D), 12/14/2026 (A)	270,000	272,385
2.63%, 10/16/2024 (A)	200,000	211,917
3.00%, 01/22/2030 (A)	589,000	628,397
4.25%, 04/14/2025 (A)	200,000	220,325
Standard Chartered PLC
Fixed until 01/30/2025, 2.82% (D), 01/30/2026 (A)	220,000	233,037
Fixed until 01/20/2022, 4.25% (D), 01/20/2023 (A)	300,000	311,099
Fixed until 05/21/2029, 4.31% (D), 05/21/2030 (A) (G)	200,000	234,248
5.20%, 01/26/2024 (A)	200,000	221,388
Sumitomo Mitsui Financial Group, Inc.
2.63%, 07/14/2026	107,000	116,301
3.04%, 07/16/2029	440,000	487,748
Svenska Handelsbanken AB 0.63%, 06/30/2023 (A)	410,000	412,791
Truist Bank 3.30%, 05/15/2026	200,000	223,633
Truist Financial Corp. 1.95%, 06/05/2030, MTN	150,000	155,588
UniCredit SpA Fixed until 09/22/2025, 2.57% (D), 09/22/2026 (A)	350,000	357,229
Wells Fargo & Co.
Fixed until 04/30/2040, 3.07% (D), 04/30/2041	150,000	163,170
Fixed until 06/17/2026, 3.20% (D), 06/17/2027, MTN	470,000	521,210
3.75%, 01/24/2024, MTN	215,000	234,713
4.10%, 06/03/2026, MTN	258,000	295,778
4.40%, 06/14/2046, MTN	96,000	120,176
4.65%, 11/04/2044, MTN	184,000	236,020
4.75%, 12/07/2046, MTN	247,000	323,259
4.90%, 11/17/2045, MTN	112,000	149,173
Westpac Banking Corp.
Fixed until 11/23/2026, 4.32% (D), 11/23/2031, MTN	180,000	205,250
4.42%, 07/24/2039	195,000	248,945

		29,299,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages - 0.9%
Anheuser-Busch Cos. LLC / Anheuser- Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	$ 872,000	$ 1,107,690
4.90%, 02/01/2046	365,000	474,584
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	240,000	300,991
Anheuser-Busch InBev Worldwide, Inc.
4.35%, 06/01/2040	210,000	257,660
4.44%, 10/06/2048	250,000	311,180
4.50%, 06/01/2050	275,000	347,121
4.60%, 06/01/2060	100,000	128,391
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032	150,000	150,187
2.75%, 01/22/2030	275,000	295,774
Constellation Brands, Inc.
2.88%, 05/01/2030	490,000	536,932
4.40%, 11/15/2025	100,000	116,114
5.25%, 11/15/2048	55,000	77,387
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	280,000	311,583
Keurig Dr. Pepper, Inc.
3.13%, 12/15/2023	110,000	118,383
3.43%, 06/15/2027	50,000	57,101
4.42%, 05/25/2025	86,000	99,153
4.99%, 05/25/2038	124,000	166,031

		4,856,262

Biotechnology - 0.6%
AbbVie, Inc.
3.45%, 03/15/2022	139,000	143,351
3.85%, 06/15/2024	302,000	332,606
4.05%, 11/21/2039	858,000	1,038,373
4.40%, 11/06/2042	205,000	257,430
4.50%, 05/14/2035	200,000	251,215
Biogen, Inc.
2.25%, 05/01/2030	306,000	319,648
3.15%, 05/01/2050	80,000	82,954
Gilead Sciences, Inc. 2.60%, 10/01/2040	325,000	328,132
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	480,000	472,674

		3,226,383

Building Products - 0.2%
Johnson Controls International PLC 3.75%, 12/01/2021	2,000	2,037
Lennox International, Inc. 1.35%, 08/01/2025	570,000	583,115
Masco Corp.
2.00%, 10/01/2030	90,000	91,631
6.50%, 08/15/2032	130,000	173,573

		850,356

Capital Markets - 2.1%
BlackRock, Inc. 1.90%, 01/28/2031	223,000	233,421
Charles Schwab Corp.
0.90%, 03/11/2026	200,000	202,560
Fixed until 12/01/2030 (H), 4.00% (D)	265,000	278,913

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (D), 06/05/2026 (A)	$ 250,000	$ 261,263
Fixed until 09/11/2024, 2.59% (D), 09/11/2025 (A)	355,000	373,557
4.28%, 01/09/2028 (A)	300,000	346,684
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (D), 11/24/2026	215,000	220,039
3.30%, 11/16/2022	200,000	208,568
3.70%, 05/30/2024	267,000	287,217
4.25%, 10/14/2021	200,000	205,085
Goldman Sachs Group, Inc.
3.50%, 11/16/2026	292,000	327,812
Fixed until 06/05/2027, 3.69% (D), 06/05/2028	488,000	562,187
3.85%, 01/26/2027	1,590,000	1,814,500
4.25%, 10/21/2025	100,000	114,680
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (D), 11/28/2028 (A)	515,000	571,392
Fixed until 01/15/2029, 5.03% (D), 01/15/2030 (A)	700,000	845,798
Morgan Stanley
Fixed until 02/13/2031, 1.79% (D), 02/13/2032, MTN	340,000	342,431
Fixed until 04/28/2025, 2.19% (D), 04/28/2026	800,000	844,994
Fixed until 07/22/2027, 3.59% (D), 07/22/2028	356,000	406,443
3.63%, 01/20/2027	383,000	438,618
Fixed until 01/24/2028, 3.77% (D), 01/24/2029, MTN	112,000	129,840
4.10%, 05/22/2023, MTN	150,000	162,785
4.35%, 09/08/2026, MTN	200,000	235,798
5.00%, 11/24/2025	269,000	321,544
Nomura Holdings, Inc.
2.65%, 01/16/2025	377,000	402,624
2.68%, 07/16/2030	200,000	211,733
UBS AG 1.75%, 04/21/2022 (A)	210,000	213,736
UBS Group AG
Fixed until 08/13/2029, 3.13% (D), 08/13/2030 (A)	200,000	223,763
3.49%, 05/23/2023 (A)	480,000	499,499

		11,287,484

Chemicals - 0.3%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	209,178
Albemarle Corp. 5.45%, 12/01/2044	50,000	59,870
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 5.13%, 04/01/2025 (A)	464,000	544,870
Dow Chemical Co. 5.25%, 11/15/2041	45,000	59,468
DuPont de Nemours, Inc. 5.32%, 11/15/2038	100,000	135,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	$ 83,000	$ 98,256
5.00%, 09/26/2048	89,000	119,806
Nutrien, Ltd.
4.13%, 03/15/2035	200,000	238,173
5.00%, 04/01/2049	80,000	110,638
Sherwin-Williams Co. 3.13%, 06/01/2024	70,000	75,929

		1,651,629

Commercial Services & Supplies - 0.1%
Brambles USA, Inc. 4.13%, 10/23/2025 (A)	100,000	112,467
ERAC USA Finance LLC
4.50%, 08/16/2021 (A)	36,000	36,911
5.63%, 03/15/2042 (A)	59,000	82,853
Republic Services, Inc. 1.45%, 02/15/2031	250,000	244,676

		476,907

Construction & Engineering - 0.1%
Quanta Services, Inc. 2.90%, 10/01/2030	380,000	407,419

Construction Materials - 0.0% (I)
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	222,841

Consumer Finance - 0.3%
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	187,818
Capital One Financial Corp.
3.75%, 04/24/2024	221,000	242,005
4.20%, 10/29/2025	50,000	57,085
Hyundai Capital America
1.15%, 11/10/2022 (A)	406,000	406,438
1.80%, 10/15/2025 (A)	140,000	143,537
2.38%, 10/15/2027 (A)	140,000	146,787
3.00%, 03/18/2021 (A)	200,000	200,896
John Deere Capital Corp. 2.80%, 09/08/2027, MTN	200,000	222,529
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	200,000	201,704

		1,808,799

Containers & Packaging - 0.1%
International Paper Co. 8.70%, 06/15/2038	50,000	84,597
Packaging Corp. of America 4.05%, 12/15/2049	140,000	173,639

		258,236

Diversified Consumer Services - 0.3%
Emory University 2.14%, 09/01/2030	280,000	294,345
Ford Foundation 2.82%, 06/01/2070	100,000	107,071
Nationwide Building Society 1.00%, 08/28/2025 (A)	200,000	200,100
Pepperdine University 3.30%, 12/01/2059	200,000	213,426
SART 4.75%, 07/15/2024	663,236	669,869

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Consumer Services (continued)
University of Southern California 3.23%, 10/01/2120	$ 200,000	$ 200,169

		1,684,980

Diversified Financial Services - 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.88%, 08/14/2024	255,000	265,197
3.15%, 02/15/2024	600,000	628,958
4.45%, 12/16/2021	150,000	154,482
4.50%, 09/15/2023	630,000	683,060
Aviation Capital Group LLC
4.13%, 08/01/2025 (A)	250,000	262,097
5.50%, 12/15/2024 (A)	243,000	269,017
Blackstone Secured Lending Fund 3.65%, 07/14/2023 (A)	210,000	218,372
Brookfield Finance, Inc.
3.90%, 01/25/2028	84,000	96,384
4.70%, 09/20/2047	123,000	155,650
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	240,000	264,217
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	1,431,000	1,707,964
Jefferies Group LLC 6.45%, 06/08/2027	56,000	70,993
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	205,999
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	164,018

		5,146,408

Diversified Telecommunication Services - 1.0%
AT&T, Inc.
1.65%, 02/01/2028	230,000	234,667
2.25%, 02/01/2032	385,000	390,551
2.30%, 06/01/2027	600,000	639,923
3.10%, 02/01/2043	580,000	588,682
3.50%, 06/01/2041	165,000	177,886
3.80%, 12/01/2057 (A)	170,000	177,639
4.50%, 05/15/2035	525,000	637,054
GTP Acquisition Partners I LLC 3.48%, 06/15/2050 (A)	226,000	242,304
Qwest Corp. 6.75%, 12/01/2021	148,000	154,830
Verizon Communications, Inc.
2.65%, 11/20/2040	268,000	270,617
2.99%, 10/30/2056 (A)	218,000	219,442
4.27%, 01/15/2036	330,000	409,293
4.40%, 11/01/2034	568,000	708,824
4.67%, 03/15/2055	160,000	215,003
4.86%, 08/21/2046	290,000	391,917

		5,458,632

Electric Utilities - 2.0%
AEP Transmission Co. LLC 4.00%, 12/01/2046	93,000	115,811
Alabama Power Co. 4.10%, 01/15/2042	66,000	79,022

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Appalachian Power Co. 6.70%, 08/15/2037	$ 50,000	$ 70,953
Ausgrid Finance Pty, Ltd. 3.85%, 05/01/2023 (A)	400,000	422,389
Baltimore Gas & Electric Co. 2.90%, 06/15/2050	120,000	129,202
Duke Energy Carolinas LLC 6.00%, 12/01/2028	100,000	130,977
Duke Energy Progress LLC 4.10%, 03/15/2043	75,000	93,189
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	230,000	254,423
Edison International
3.55%, 11/15/2024	200,000	215,342
5.75%, 06/15/2027	200,000	239,336
Emera US Finance, LP 4.75%, 06/15/2046	220,000	281,336
Enel Finance International NV
3.50%, 04/06/2028 (A)	200,000	227,780
3.63%, 05/25/2027 (A)	220,000	249,638
Entergy Arkansas LLC 2.65%, 06/15/2051	175,000	179,418
Entergy Louisiana LLC 2.90%, 03/15/2051	130,000	138,791
Entergy Texas, Inc. 3.55%, 09/30/2049	100,000	115,356
Evergy Metro, Inc. 5.30%, 10/01/2041	100,000	136,587
Evergy, Inc. 2.90%, 09/15/2029	320,000	350,762
Exelon Generation Co. LLC 6.25%, 10/01/2039	150,000	180,919
Fortis, Inc. 3.06%, 10/04/2026	310,000	341,211
Hydro-Quebec 9.40%, 02/01/2021	250,000	251,647
Interstate Power & Light Co. 2.30%, 06/01/2030	365,000	385,973
ITC Holdings Corp. 2.95%, 05/14/2030 (A)	120,000	131,164
Jersey Central Power & Light Co.
4.30%, 01/15/2026 (A)	240,000	268,377
6.15%, 06/01/2037	70,000	89,872
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	60,112	76,099
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (A)	200,000	200,338
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	105,000	127,123
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (A)	110,000	122,999
Nevada Power Co.
5.38%, 09/15/2040	92,000	121,974
5.45%, 05/15/2041	50,000	67,432
New England Power Co. 3.80%, 12/05/2047 (A)	95,000	112,148
Niagara Mohawk Power Corp. 1.96%, 06/27/2030 (A)	250,000	257,664
NRG Energy, Inc.
2.00%, 12/02/2025 (A)	195,000	202,211

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
NRG Energy, Inc. (continued)
2.45%, 12/02/2027 (A)	$ 215,000	$ 226,357
4.45%, 06/15/2029 (A)	220,000	255,123
Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029	50,000	65,938
Pacific Gas & Electric Co.
3-Month LIBOR + 1.38%, 1.60% (D), 11/15/2021	820,000	820,449
1.75%, 06/16/2022	1,165,000	1,168,288
2.95%, 03/01/2026	130,000	137,557
3.45%, 07/01/2025	210,000	227,677
3.75%, 08/15/2042	83,000	83,521
4.30%, 03/15/2045	140,000	149,262
PECO Energy Co. 2.80%, 06/15/2050	110,000	117,023
Pennsylvania Electric Co. 3.25%, 03/15/2028 (A)	38,000	40,508
Southern California Edison Co.
1.85%, 02/01/2022	15,000	15,032
4.05%, 03/15/2042	250,000	286,628
5.55%, 01/15/2036	70,000	89,140
6.05%, 03/15/2039	60,000	81,423
Toledo Edison Co. 6.15%, 05/15/2037	200,000	272,941
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	62,000	71,614
Tucson Electric Power Co. 4.85%, 12/01/2048	350,000	476,601
Virginia Electric & Power Co. 4.45%, 02/15/2044	28,000	36,601

		10,989,146

Electrical Equipment - 0.1%
Eaton Corp.
4.00%, 11/02/2032	21,000	25,651
5.80%, 03/15/2037	100,000	139,945
7.63%, 04/01/2024	75,000	89,863

		255,459

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.25%, 09/08/2024	66,000	71,425
3.88%, 01/12/2028	155,000	174,784
4.50%, 03/01/2023	30,000	32,138
Corning, Inc.
3.90%, 11/15/2049	148,000	181,487
5.35%, 11/15/2048	115,000	162,704

		622,538

Energy Equipment & Services - 0.1%
Baker Hughes Holdings LLC 5.13%, 09/15/2040 (G)	100,000	132,193
Halliburton Co. 7.60%, 08/15/2096 (A)	50,000	59,456
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	227,000	256,538
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (A)	81,000	83,725
3.50%, 01/15/2028 (A)	37,000	40,552

		572,464

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Entertainment - 0.0% (I)
Walt Disney Co.
7.30%, 04/30/2028	$ 50,000	$ 68,994
8.88%, 04/26/2023	80,000	94,916
9.50%, 07/15/2024	70,000	90,391

		254,301

Equity Real Estate Investment Trusts - 1.4%
Alexandria Real Estate Equities, Inc. 1.88%, 02/01/2033	140,000	139,776
American Tower Corp.
1.50%, 01/31/2028	330,000	332,062
1.88%, 10/15/2030 (G)	290,000	292,529
2.10%, 06/15/2030	160,000	164,225
2.95%, 01/15/2051	220,000	220,525
3.70%, 10/15/2049	300,000	340,878
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	200,000	219,068
Crown Castle International Corp.
2.25%, 01/15/2031	320,000	331,948
4.00%, 03/01/2027	47,000	53,977
5.25%, 01/15/2023	70,000	76,598
Duke Realty, LP
2.88%, 11/15/2029	100,000	110,559
3.25%, 06/30/2026	43,000	48,167
Equinix, Inc. 1.55%, 03/15/2028	300,000	304,956
Essex Portfolio, LP 2.65%, 03/15/2032	255,000	273,613
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	174,000	186,437
Goodman Finance Three LLC 3.70%, 03/15/2028 (A)	108,000	117,751
Healthcare Trust of America Holdings, LP 2.00%, 03/15/2031	160,000	160,001
Healthpeak Properties, Inc.
3.50%, 07/15/2029	260,000	294,928
3.88%, 08/15/2024	225,000	248,917
4.20%, 03/01/2024	30,000	32,927
Kimco Realty Corp. 2.70%, 10/01/2030	330,000	356,095
Life Storage, LP 4.00%, 06/15/2029	305,000	356,676
Mid-America Apartments, LP 1.70%, 02/15/2031	160,000	159,410
National Retail Properties, Inc. 4.00%, 11/15/2025	204,000	230,023
Office Properties Income Trust 4.00%, 07/15/2022	196,000	200,339
Prologis, LP
1.25%, 10/15/2030	160,000	158,437
3.25%, 10/01/2026	53,000	59,845
Realty Income Corp. 3.25%, 01/15/2031	200,000	226,725
Regency Centers, LP 2.95%, 09/15/2029	240,000	256,481
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (A)	300,000	320,713
SITE Centers Corp. 3.63%, 02/01/2025	198,000	205,663

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
UDR, Inc.
2.10%, 08/01/2032, MTN	$ 170,000	$ 173,278
2.95%, 09/01/2026, MTN	72,000	79,027
3.20%, 01/15/2030, MTN	265,000	294,901
Welltower, Inc.
2.70%, 02/15/2027	42,000	46,182
3.10%, 01/15/2030	225,000	246,227
6.50%, 03/15/2041	100,000	139,815

		7,459,679

Food & Staples Retailing - 0.3%
Alimentation Couche-Tard, Inc.
2.95%, 01/25/2030 (A)	160,000	174,851
3.80%, 01/25/2050 (A)	280,000	331,731
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (A)	241,000	242,882
CK Hutchison International 19, Ltd. 3.63%, 04/11/2029 (A) (G)	245,000	277,098
CVS Pass-Through Trust
5.93%, 01/10/2034 (A)	199,046	241,419
8.35%, 07/10/2031 (A)	241,080	318,827
Kroger Co. 5.40%, 07/15/2040	12,000	16,299

		1,603,107

Food Products - 0.4%
Campbell Soup Co. 3.13%, 04/24/2050 (G)	89,000	94,001
Cargill, Inc. 2.13%, 04/23/2030 (A)	339,000	356,653
Conagra Brands, Inc. 5.30%, 11/01/2038	60,000	80,214
General Mills, Inc.
4.00%, 04/17/2025	165,000	186,531
4.55%, 04/17/2038	45,000	57,871
Kellogg Co. 2.10%, 06/01/2030	160,000	168,067
Mars, Inc. 1.63%, 07/16/2032 (A)	420,000	416,589
McCormick & Co., Inc. 2.50%, 04/15/2030	397,000	425,128
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	35,000	46,534
Mondelez International, Inc. 1.50%, 05/04/2025	90,000	93,082
Smithfield Foods, Inc. 3.00%, 10/15/2030 (A)	400,000	423,231

		2,347,901

Gas Utilities - 0.3%
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	94,327
4.15%, 01/15/2043	138,000	172,627
Boston Gas Co. 4.49%, 02/15/2042 (A)	26,000	32,974
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	140,850
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	201,459
One Gas, Inc. 2.00%, 05/15/2030	230,000	239,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Gas Utilities (continued)
Southern Co. Gas Capital Corp.
3.95%, 10/01/2046	$ 59,000	$ 69,463
4.40%, 06/01/2043	63,000	77,355
5.88%, 03/15/2041	146,000	212,697
Southwest Gas Corp. 3.80%, 09/29/2046	111,000	128,447

		1,370,106

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories
1.15%, 01/30/2028	180,000	182,643
1.40%, 06/30/2030	180,000	182,612
Becton Dickinson & Co. 3.73%, 12/15/2024	19,000	21,065
Boston Scientific Corp.
4.00%, 03/01/2029	96,000	113,137
4.55%, 03/01/2039	200,000	255,044
DH Europe Finance II SARL 3.25%, 11/15/2039	134,000	152,619

		907,120

Health Care Providers & Services - 1.4%
Aetna, Inc.
4.50%, 05/15/2042	26,000	32,030
6.75%, 12/15/2037	50,000	76,097
Anthem, Inc.
4.63%, 05/15/2042	50,000	65,196
4.65%, 01/15/2043 - 08/15/2044	184,000	241,759
Bon Secours Mercy Health, Inc.
3.21%, 06/01/2050	215,000	229,602
3.46%, 06/01/2030	280,000	318,037
Children’s Hospital 2.93%, 07/15/2050	180,000	180,266
Cigna Corp. 4.80%, 07/15/2046	50,000	65,904
CommonSpirit Health
1.55%, 10/01/2025	150,000	154,077
2.78%, 10/01/2030	150,000	158,810
3.91%, 10/01/2050	145,000	161,647
Cottage Health Obligated Group 3.30%, 11/01/2049	230,000	259,130
CVS Health Corp.
1.88%, 02/28/2031	320,000	323,976
2.70%, 08/21/2040	130,000	131,515
Hartford HealthCare Corp. 3.45%, 07/01/2054	490,000	516,938
HCA, Inc.
5.13%, 06/15/2039	245,000	313,499
5.25%, 06/15/2026	220,000	260,370
McKesson Corp. 0.90%, 12/03/2025	230,000	231,150
Memorial Health Services 3.45%, 11/01/2049	445,000	475,972
MultiCare Health System 2.80%, 08/15/2050	125,000	129,848
NYU Langone Hospitals 3.38%, 07/01/2055	190,000	198,812
Partners Healthcare System, Inc. 3.34%, 07/01/2060	791,000	903,293

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	$ 84,000	$ 91,693
Quest Diagnostics, Inc. 3.45%, 06/01/2026	39,000	44,036
Rush Obligated Group 3.92%, 11/15/2029	270,000	317,856
Texas Health Resources
2.33%, 11/15/2050	120,000	113,081
4.33%, 11/15/2055	250,000	338,929
UnitedHealth Group, Inc.
3.50%, 08/15/2039	310,000	368,783
4.63%, 07/15/2035	140,000	187,600
Universal Health Services, Inc. 2.65%, 10/15/2030 (A)	180,000	186,861
Yale-New Haven Health Services Corp. 2.50%, 07/01/2050	201,000	196,612

		7,273,379

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.
4.70%, 12/09/2035, MTN	105,000	135,801
6.30%, 10/15/2037, MTN	63,000	94,869
Starbucks Corp. 2.55%, 11/15/2030	200,000	216,299

		446,969

Independent Power & Renewable Electricity Producers - 0.0% (I)
Alexander Funding Trust 1.84%, 11/15/2023 (A)	200,000	202,276

Industrial Conglomerates - 0.2%
General Electric Co.
3.45%, 05/01/2027	120,000	135,725
3.63%, 05/01/2030 (G)	185,000	211,434
Honeywell International, Inc. 1.35%, 06/01/2025	375,000	388,533
Roper Technologies, Inc.
1.40%, 09/15/2027	370,000	374,695
2.00%, 06/30/2030	150,000	153,318

		1,263,705

Insurance - 1.1%
AIA Group, Ltd.
3.20%, 09/16/2040 (A)	200,000	209,676
3.60%, 04/09/2029 (A)	200,000	225,022
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	200,000	301,279
American International Group, Inc. 4.70%, 07/10/2035	100,000	129,079
Assurant, Inc. 4.20%, 09/27/2023 (G)	225,000	246,110
Athene Global Funding 2.95%, 11/12/2026 (A)	805,000	863,409
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	83,000	109,965
4.40%, 05/15/2042	221,000	293,603
Brown & Brown, Inc. 2.38%, 03/15/2031	490,000	512,841
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (D)	207,000	228,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (A)	$ 42,000	$ 58,901
Hanover Insurance Group, Inc. 2.50%, 09/01/2030	130,000	135,685
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	100,000	126,097
Intact US Holdings, Inc. 4.60%, 11/09/2022	200,000	212,837
Jackson National Life Global Funding 3.05%, 04/29/2026 (A)	245,000	272,082
Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (A)	230,000	275,426
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (D), 02/24/2032	270,000	295,220
Massachusetts Mutual Life Insurance Co. 7.63%, 11/15/2023 (A)	250,000	283,230
New York Life Insurance Co. 4.45%, 05/15/2069 (A)	210,000	282,179
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (D), 10/24/2067 (A)	124,000	140,740
Progressive Corp. Fixed until 03/15/2023 (H), 5.38% (D)	140,000	145,950
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	450,000	583,296
Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044 (A)	100,000	135,380

		6,066,483

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 3.88%, 08/22/2037	230,000	286,918

IT Services - 0.3%
DXC Technology Co. 4.25%, 04/15/2024	86,000	93,834
Fiserv, Inc.
3.20%, 07/01/2026	135,000	151,224
4.40%, 07/01/2049	125,000	167,435
Global Payments, Inc. 4.15%, 08/15/2049	125,000	154,137
International Business Machines Corp.
1.70%, 05/15/2027	630,000	654,313
2.85%, 05/15/2040	210,000	225,951
Leidos, Inc. 2.30%, 02/15/2031 (A)	125,000	127,275

		1,574,169

Leisure Products - 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	334,000	378,259

Life Sciences Tools & Services - 0.0% (I)
Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	77,000	85,837

Machinery - 0.2%
nVent Finance SARL 4.55%, 04/15/2028	187,000	203,111
Otis Worldwide Corp. 2.57%, 02/15/2030	350,000	375,840

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Parker-Hannifin Corp.
4.10%, 03/01/2047	$ 58,000	$ 71,917
4.45%, 11/21/2044, MTN	85,000	108,828
Xylem, Inc.
2.25%, 01/30/2031	120,000	126,382
3.25%, 11/01/2026	33,000	37,098

		923,176

Media - 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.70%, 04/01/2051	120,000	124,615
4.80%, 03/01/2050	250,000	298,600
6.83%, 10/23/2055	125,000	189,585
Comcast Corp.
1.50%, 02/15/2031	350,000	347,632
3.15%, 03/01/2026	208,000	232,224
3.20%, 07/15/2036	200,000	227,214
3.25%, 11/01/2039	235,000	266,816
3.45%, 02/01/2050	189,000	223,032
4.00%, 11/01/2049	150,000	189,359
4.20%, 08/15/2034	407,000	510,089
4.25%, 01/15/2033	223,000	279,879
4.60%, 10/15/2038	235,000	309,689
Cox Communications, Inc. 3.25%, 12/15/2022 (A)	55,000	57,932
Discovery Communications LLC 4.00%, 09/15/2055 (A)	275,000	307,807
Fox Corp. 5.58%, 01/25/2049	180,000	263,113
SES SA 3.60%, 04/04/2023 (A)	100,000	105,390
Time Warner Cable LLC
6.55%, 05/01/2037	300,000	411,816
7.30%, 07/01/2038	100,000	148,194
ViacomCBS, Inc.
4.00%, 01/15/2026	83,000	94,994
4.38%, 03/15/2043	93,000	109,876

		4,697,856

Metals & Mining - 0.6%
Anglo American Capital PLC
2.63%, 09/10/2030 (A)	265,000	277,107
3.95%, 09/10/2050 (A)	200,000	224,396
Barrick Gold Corp. 6.45%, 10/15/2035	40,000	55,641
Glencore Funding LLC
1.63%, 09/01/2025 (A)	735,000	756,156
2.50%, 09/01/2030 (A)	780,000	795,481
4.13%, 05/30/2023 (A)	122,000	131,937
Nucor Corp. 2.98%, 12/15/2055 (A)	80,000	83,235
Reliance Steel & Aluminum Co. 1.30%, 08/15/2025	620,000	629,715
Steel Dynamics, Inc.
1.65%, 10/15/2027	184,000	189,636
3.45%, 04/15/2030	122,000	138,102

		3,281,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.2%
CMS Energy Corp. 2.95%, 02/15/2027	$ 97,000	$ 105,376
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	56,204
4.15%, 05/15/2045	150,000	187,254
Dominion Energy, Inc.
2.85%, 08/15/2026	61,000	67,215
5.25%, 08/01/2033	100,000	131,146
NiSource, Inc. 1.70%, 02/15/2031	200,000	198,999
Public Service Co. of Colorado
3.55%, 06/15/2046	53,000	61,895
6.50%, 08/01/2038	45,000	70,499
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	30,089
6.63%, 11/15/2037	150,000	220,422
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	50,471
6.00%, 06/01/2026	50,000	62,326

		1,241,896

Multiline Retail - 0.0% (I)
Dollar General Corp. 4.13%, 05/01/2028	85,000	100,247

Oil, Gas & Consumable Fuels - 2.9%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	191,000	217,018
Boardwalk Pipelines, LP 4.80%, 05/03/2029	145,000	166,154
BP Capital Markets America, Inc.
1.75%, 08/10/2030	310,000	311,900
2.77%, 11/10/2050	265,000	264,091
2.94%, 06/04/2051	80,000	81,723
Buckeye Partners, LP 5.85%, 11/15/2043	100,000	98,394
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	60,000	70,979
Concho Resources, Inc. 2.40%, 02/15/2031 (G)	135,000	141,294
Diamondback Energy, Inc.
3.25%, 12/01/2026	150,000	160,153
4.75%, 05/31/2025	340,000	382,768
Ecopetrol SA
4.13%, 01/16/2025	100,000	108,751
5.38%, 06/26/2026	116,000	133,605
5.88%, 09/18/2023	71,000	79,272
Enable Midstream Partners, LP 4.95%, 05/15/2028	80,000	82,704
Enbridge, Inc.
3.70%, 07/15/2027	65,000	74,082
4.50%, 06/10/2044	100,000	116,900
Fixed until 03/01/2028, 6.25% (D), 03/01/2078	150,000	164,051
Energy Transfer Operating, LP
4.75%, 01/15/2026	87,000	98,440
6.05%, 06/01/2041	225,000	263,510
Eni SpA
4.00%, 09/12/2023 (A)	200,000	217,669
5.70%, 10/01/2040 (A)	125,000	158,320

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Eni USA, Inc. 7.30%, 11/15/2027	$ 70,000	$ 93,947
Enterprise Products Operating LLC
3.90%, 02/15/2024	158,000	172,724
4.45%, 02/15/2043	151,000	183,023
4.95%, 10/15/2054	46,000	58,512
5.10%, 02/15/2045	39,000	50,676
5.75%, 03/01/2035	200,000	252,194
7.55%, 04/15/2038	151,000	230,462
EQM Midstream Partners, LP 5.50%, 07/15/2028	250,000	273,212
EQT Corp. 3.90%, 10/01/2027	116,000	115,240
Exxon Mobil Corp.
2.61%, 10/15/2030	310,000	338,608
2.99%, 03/19/2025	340,000	372,131
3.00%, 08/16/2039	300,000	325,631
Gray Oak Pipeline LLC
2.00%, 09/15/2023 (A)	145,000	147,257
2.60%, 10/15/2025 (A)	175,000	180,367
Hess Corp. 6.00%, 01/15/2040	94,000	116,124
HollyFrontier Corp. 2.63%, 10/01/2023	265,000	270,832
Kinder Morgan, Inc.
2.00%, 02/15/2031	140,000	140,747
3.25%, 08/01/2050	170,000	168,954
Magellan Midstream Partners, LP
3.20%, 03/15/2025	68,000	73,325
4.20%, 12/01/2042	73,000	80,402
Marathon Petroleum Corp.
3.63%, 09/15/2024	145,000	158,237
4.50%, 05/01/2023	228,000	247,568
4.70%, 05/01/2025	135,000	154,650
MPLX, LP
2.65%, 08/15/2030	220,000	230,563
4.13%, 03/01/2027	104,000	119,947
4.50%, 04/15/2038	140,000	160,134
4.70%, 04/15/2048	16,000	18,974
5.20%, 03/01/2047	54,000	65,690
5.25%, 01/15/2025	107,000	109,809
5.50%, 02/15/2049	135,000	177,770
Noble Energy, Inc.
3.25%, 10/15/2029	180,000	206,792
3.90%, 11/15/2024	120,000	133,911
6.00%, 03/01/2041	200,000	304,241
ONEOK Partners, LP
3.38%, 10/01/2022	30,000	31,224
5.00%, 09/15/2023	65,000	71,451
6.65%, 10/01/2036	210,000	265,336
ONEOK, Inc.
3.40%, 09/01/2029	125,000	133,777
5.20%, 07/15/2048	220,000	256,785
Ovintiv, Inc.
7.20%, 11/01/2031	110,000	130,186
8.13%, 09/15/2030	100,000	122,114
Phillips 66 Partners, LP
3.15%, 12/15/2029	175,000	182,060

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Phillips 66 Partners, LP (continued)
3.55%, 10/01/2026	$ 34,000	$ 37,251
4.90%, 10/01/2046	72,000	80,678
Pioneer Natural Resources Co. 1.90%, 08/15/2030	280,000	277,527
Plains All American Pipeline, LP / PAA Finance Corp.
4.30%, 01/31/2043	100,000	98,390
4.65%, 10/15/2025	250,000	279,495
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (A) (G)	200,000	204,945
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (A)	69,000	80,243
8.00%, 03/01/2032	56,000	79,989
Spectra Energy Partners, LP
3.50%, 03/15/2025	56,000	61,750
5.95%, 09/25/2043	63,000	81,455
Suncor Energy, Inc.
5.95%, 12/01/2034	140,000	182,563
6.80%, 05/15/2038	50,000	70,145
7.88%, 06/15/2026	168,000	216,774
Sunoco Logistics Partners Operations, LP
4.95%, 01/15/2043	198,000	204,748
5.30%, 04/01/2044	50,000	54,031
TC PipeLines, LP
3.90%, 05/25/2027	70,000	78,731
4.38%, 03/13/2025	650,000	733,104
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (A)	320,000	342,189
Total Capital International SA
2.99%, 06/29/2041	350,000	378,685
3.13%, 05/29/2050	305,000	330,546
3.46%, 07/12/2049	285,000	331,565
TransCanada PipeLines, Ltd.
4.88%, 01/15/2026	162,000	192,610
6.20%, 10/15/2037	100,000	139,242
Valero Energy Corp.
1.20%, 03/15/2024	250,000	252,301
2.15%, 09/15/2027	220,000	224,788
2.70%, 04/15/2023	180,000	187,850
Williams Cos., Inc.
3.90%, 01/15/2025	68,000	75,394
4.85%, 03/01/2048	133,000	163,478

		15,757,832

Personal Products - 0.1%
Estee Lauder Cos., Inc. 2.60%, 04/15/2030	467,000	512,921

Pharmaceuticals - 1.0%
AstraZeneca PLC
1.38%, 08/06/2030	130,000	128,678
2.13%, 08/06/2050 (G)	140,000	131,011
4.00%, 09/18/2042	80,000	98,753
6.45%, 09/15/2037	100,000	154,337
Baxalta, Inc.
3.60%, 06/23/2022	20,000	20,810
5.25%, 06/23/2045	9,000	12,327

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.
1.13%, 11/13/2027	$ 220,000	$ 222,199
3.90%, 02/20/2028	200,000	236,782
4.13%, 06/15/2039	179,000	228,074
5.00%, 08/15/2045	325,000	470,074
5.70%, 10/15/2040	114,000	166,373
Mylan, Inc. 5.40%, 11/29/2043	50,000	66,551
Pfizer, Inc. 3.90%, 03/15/2039	200,000	251,298
Royalty Pharma PLC
0.75%, 09/02/2023 (A)	250,000	251,195
1.20%, 09/02/2025 (A)	250,000	254,182
1.75%, 09/02/2027 (A)	250,000	257,242
3.30%, 09/02/2040 (A)	205,000	215,549
3.55%, 09/02/2050 (A)	210,000	223,745
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	111,000	117,708
3.20%, 09/23/2026	319,000	356,860
Takeda Pharmaceutical Co., Ltd.
3.03%, 07/09/2040	230,000	242,721
3.18%, 07/09/2050	220,000	234,580
3.38%, 07/09/2060	200,000	221,768
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026	70,000	80,089
Viatris, Inc. 2.30%, 06/22/2027 (A)	636,000	677,099
Zoetis, Inc. 2.00%, 05/15/2030	200,000	207,086

		5,527,091

Road & Rail - 0.8%
Avolon Holdings Funding, Ltd.
2.88%, 02/15/2025 (A)	250,000	254,917
4.25%, 04/15/2026 (A)	195,000	210,087
4.38%, 05/01/2026 (A)	315,000	341,238
5.50%, 01/15/2023 - 01/15/2026 (A)	645,000	715,776
Burlington Northern Santa Fe LLC
3.55%, 02/15/2050	93,000	114,622
4.38%, 09/01/2042	88,000	116,450
5.15%, 09/01/2043	154,000	222,468
6.15%, 05/01/2037	70,000	106,771
CSX Corp.
3.35%, 09/15/2049	30,000	34,130
4.75%, 11/15/2048	100,000	137,168
Norfolk Southern Corp.
3.95%, 10/01/2042	35,000	42,439
4.05%, 08/15/2052	150,000	190,954
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023 (A)	365,000	382,493
5.25%, 08/15/2022 (A)	890,000	934,064
5.50%, 02/15/2024 (A)	175,000	190,861
Union Pacific Corp. 4.10%, 09/15/2067	80,000	100,582
Union Pacific Railroad Co. Pass-Through Trust 4.70%, 01/02/2024	6,075	6,266

		4,101,286

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. 4.50%, 12/05/2036	$ 140,000	$ 168,081
Broadcom, Inc.
4.25%, 04/15/2026	300,000	343,571
4.75%, 04/15/2029	670,000	799,124
Microchip Technology, Inc. 0.97%, 02/15/2024 (A)	330,000	330,808

		1,641,584

Software - 0.3%
Microsoft Corp.
3.50%, 02/12/2035	185,000	227,864
3.95%, 08/08/2056	172,000	236,203
Oracle Corp.
3.60%, 04/01/2040	400,000	468,475
3.85%, 07/15/2036	129,000	155,776
3.90%, 05/15/2035	111,000	136,288
4.30%, 07/08/2034	23,000	29,109
VMware, Inc. 2.95%, 08/21/2022	288,000	298,758

		1,552,473

Specialty Retail - 0.1%
AutoZone, Inc. 1.65%, 01/15/2031	180,000	178,528
Lowe’s Cos., Inc.
1.30%, 04/15/2028	110,000	110,970
3.65%, 04/05/2029	225,000	262,568
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	124,000	141,184

		693,250

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.
1.65%, 05/11/2030	335,000	345,023
3.20%, 05/11/2027	143,000	161,465
3.45%, 02/09/2045	226,000	274,275
3.75%, 11/13/2047	50,000	63,068
3.85%, 08/04/2046	181,000	232,760
Dell International LLC / EMC Corp.
5.45%, 06/15/2023 (A)	130,000	143,783
6.02%, 06/15/2026 (A)	340,000	414,781
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	285,000	292,843
HP, Inc. 3.00%, 06/17/2027	170,000	187,579

		2,115,577

Tobacco - 0.2%
BAT Capital Corp.
2.26%, 03/25/2028	225,000	233,560
3.73%, 09/25/2040	150,000	156,456
3.98%, 09/25/2050	235,000	245,232
4.54%, 08/15/2047	55,000	61,075
BAT International Finance PLC 1.67%, 03/25/2026	170,000	174,015

		870,338

Trading Companies & Distributors - 0.4%
Air Lease Corp.
2.88%, 01/15/2026, MTN	240,000	253,952

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors (continued)
Air Lease Corp. (continued)
3.25%, 03/01/2025 - 10/01/2029	$ 604,000	$ 641,023
3.38%, 07/01/2025	395,000	424,782
BOC Aviation, Ltd.
2.38%, 09/15/2021 (A)	200,000	200,820
2.75%, 09/18/2022 (A)	200,000	204,072
International Lease Finance Corp.
5.88%, 08/15/2022	200,000	216,100
8.63%, 01/15/2022	200,000	215,254

		2,156,003

Transportation Infrastructure - 0.0% (I)
Penske Truck Leasing Co., LP / PTL Finance Corp. 2.70%, 03/14/2023 (A)	100,000	104,554
Transurban Finance Co. Pty, Ltd. 2.45%, 03/16/2031 (A)	140,000	146,865

		251,419

Water Utilities - 0.1%
American Water Capital Corp.
2.80%, 05/01/2030	316,000	348,826
3.45%, 06/01/2029	85,000	97,841
4.00%, 12/01/2046	86,000	108,587

		555,254

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV
3.63%, 04/22/2029	290,000	327,720
4.38%, 04/22/2049	200,000	256,236
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	125,000	126,330
T-Mobile USA, Inc.
1.50%, 02/15/2026 (A)	175,000	179,177
2.05%, 02/15/2028 (A)	400,000	416,064
3.00%, 02/15/2041 (A)	505,000	523,544
3.75%, 04/15/2027 (A)	540,000	614,952
Vodafone Group PLC
4.88%, 06/19/2049	210,000	280,645
5.25%, 05/30/2048	172,000	239,587

		2,964,255

Total Corporate Debt Securities (Cost $152,908,107)		167,800,714

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	216,298
5.00%, 06/15/2045	200,000	244,000
7.38%, 09/18/2037	100,000	145,876

		606,174

Israel - 0.4%
Israel Government AID Bond
Zero Coupon, 08/15/2025	1,000,000	965,793
5.50%, 09/18/2033	100,000	146,490
Israel Government AID Bond, Principal Only STRIPS Zero Coupon, 08/15/2023	1,000,000	984,937

		2,097,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.5%
Mexico Government International Bond
2.66%, 05/24/2031	$ 289,000	$ 295,936
3.75%, 01/11/2028	210,000	235,935
3.77%, 05/24/2061	217,000	226,005
4.13%, 01/21/2026	200,000	229,750
4.35%, 01/15/2047	104,000	118,560
4.50%, 01/31/2050	740,000	866,725
4.60%, 01/23/2046	448,000	523,040
4.75%, 03/08/2044, MTN	60,000	71,251

		2,567,202

Panama - 0.1%
Panama Government International Bond
3.87%, 07/23/2060	385,000	453,342
4.50%, 04/16/2050	200,000	256,502

		709,844

Peru - 0.0% (I)
Peru Government International Bond 5.63%, 11/18/2050	36,000	56,610

Total Foreign Government Obligations (Cost $5,435,785)		6,037,050

MORTGAGE-BACKED SECURITIES - 5.2%
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	150,177	151,966
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	113,549	112,397
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	34,067	32,574
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
(1.00) * 1-Month LIBOR + 4.75%, 4.60% (D), 07/25/2035	197,758	28,803
Series 2005-22T1, Class A2,
(1.00) * 1-Month LIBOR + 5.07%, 4.92% (D), 06/25/2035	429,674	73,022
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	104,306
Series 2014-520M, Class C,
4.21% (D), 08/15/2046 (A)	200,000	214,668
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.05% (D), 03/20/2035	3,856	3,919
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1,
03/25/2034	13,153	10,505
Series 2005-7, Class 30,
11/25/2035	13,330	12,480
Series 2005-8, Class 30,
01/25/2036	5,213	3,906
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 2.77% (D), 11/25/2033	19,328	19,427

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust
Series 2012-SHOW, Class A,
3.43%, 11/05/2036 (A)	$ 550,000	$ 573,022
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	67,000	65,401
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 0.79% (D), 07/25/2034	8,781	8,801
Bear Stearns ARM Trust Series 2006-1, Class A1, 1-Year CMT + 2.25%, 2.37% (D), 02/25/2036	25,884	26,429
BVRT Financing Trust Series 2020-3F, Class A, 3.15% (D), 11/10/2022 (A) (C)	1,400,000	1,400,000
CD Mortgage Trust Series 2006-CD3, Class AM, 5.65%, 10/15/2048	115,628	118,742
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.20% (D), 02/25/2037	39,785	39,752
Series 2007-A2, Class 2A1,
2.77% (D), 06/25/2035	18,336	18,394
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	39,532	40,270
Series 2004-3, Class A4,
5.75%, 04/25/2034	23,719	24,217
Series 2004-7, Class 2A1,
3.58% (D), 06/25/2034	11,488	12,077
Series 2004-8, Class 2A1,
4.50%, 06/25/2019 (C)	259	267
Series 2004-HYB1, Class 2A,
2.84% (D), 05/20/2034	8,673	8,646
Series 2005-22, Class 2A1,
2.71% (D), 11/25/2035	73,719	69,208
Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 2A5, 5.25%, 10/25/2033	6,295	6,448
COMM Mortgage Trust
Series 2013-SFS, Class A2,
2.99% (D), 04/12/2035 (A)	125,000	124,977
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	474,472
Series 2018-HOME, Class A,
3.82% (D), 04/10/2033 (A)	1,160,000	1,291,878
Series 2020-CBM,Class C,
3.40%, 02/10/2037 (A)	880,000	868,645
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	12,874	13,291
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	2,274	2,090
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	16,567	16,954

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
FMC GMSR Issuer Trust Series 2020-GT1, Class A, 4.45% (D), 01/25/2026 (A)	$ 1,100,000	$ 1,099,424
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	750,000	757,225
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1-Month LIBOR + 0.35%, 0.50% (D), 03/25/2035 (A)	116,851	105,853
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 0.50% (D), 09/25/2035 (A)	75,179	62,170
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	33,792	35,118
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	16,557	16,969
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	31,351	32,624
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	49,696	36,245
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (D), 11/25/2024 (A)	1,135,000	1,142,588
Series 2018-RPL1, Class A,
3.88% (D), 08/25/2024 (A)	1,160,000	1,167,687
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 0.50% (D), 05/25/2036	44,195	42,899
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 0.50% (D), 08/25/2036	3,742	3,750
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	765,000	816,742
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.29% (D), 05/15/2045 (J)	34,904	0
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 2.53% (D), 11/25/2033	14,535	14,922
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	154,000	173,433
LHOME Mortgage Trust
Series 2019-RTL2, Class A1,
3.84%, 03/25/2024 (A)	770,000	776,011
Series 2019-RTL3, Class A1,
3.87%, 07/25/2024 (A)	1,360,000	1,375,159
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.11% (D), 04/21/2034	19,049	19,061
Series 2004-13, Class 3A7,
3.18% (D), 11/21/2034	10,608	10,840
Series 2004-3, Class 4A2,
2.71% (D), 04/25/2034	7,255	6,641

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MASTR Alternative Loan Trust Series 2004-10, Class 1A1, 4.50%, 09/25/2019	$ 1,195	$ 1,201
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, Zero Coupon, 05/28/2035 (A)	8,467	6,259
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 0.77% (D), 10/25/2028	153,701	153,185
Series 2004-1, Class 2A1,
2.53% (D), 12/25/2034	34,175	34,215
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 0.61% (D), 04/25/2029	106,126	103,777
MRCD Mortgage Trust
Series 2019-PARK, Class A,
2.72%, 12/15/2036 (A)	1,020,000	1,071,935
Series 2019-PARK, Class D,
2.72%, 12/15/2036 (A)	890,000	887,775
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	6,173	6,300
Series 2003-A1, Class A5,
7.00%, 04/25/2033	10,080	10,407
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	107,316	24,152
RALI Trust
Series 2002-QS16, Class A3,
(2.09) * 1-Month LIBOR + 16.62%, 16.31% (D), 10/25/2017	45	40
Series 2004-QS3, Class CB,
5.00%, 03/25/2019	206	206
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	159,395
RCO V Mortgage LLC Series 2020-1, Class A1, 3.10% (D), 09/25/2025 (A)	993,231	994,971
Seasoned Credit Risk Transfer Trust
Series 2019-1, Class MT,
3.50%, 07/25/2058	1,208,394	1,319,075
Series 2019-3, Class MB,
3.50%, 10/25/2058	575,000	670,477
Series 2019-4, Class M55D,
4.00%, 02/25/2059	1,030,336	1,141,112
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 0.91% (D), 04/20/2033	68,422	68,323
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 0.75% (D), 12/20/2034	62,483	62,321
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 0.85% (D), 09/20/2034	147,323	144,339

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust (continued)
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 0.83% (D), 10/20/2034	$ 94,409	$ 92,241
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 3.08% (D), 02/25/2034	136,141	134,798
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1-Month LIBOR + 0.70%, 0.85% (D), 01/19/2034	178,966	175,544
Series 2004-AR1, Class 1A1,
1-Month LIBOR + 0.70%, 0.85% (D), 03/19/2034	143,997	141,514
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 0.81% (D), 10/19/2034	26,992	27,033
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.50%, 0.65% (D), 07/19/2035	76,382	75,651
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 1.99% (D), 12/25/2044	40,849	41,007
Toorak Mortgage Corp., Ltd. Series 2019-2, Class A1, 3.72% (D), 09/25/2022	946,000	959,967
TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 09/25/2024 (A)	1,600,000	1,615,498
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	231,000	232,147
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	130,000	133,937
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	300,028
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.29% (D), 05/10/2063 (A)	704,231	10,754
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56% (D), 12/15/2021	1,200,000	1,200,000
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (A)	544,235	562,784
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (D), 03/15/2045 (A)	49,857	1
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
2.75% (D), 10/25/2033	43,628	43,992

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2003-AR6, Class A1,
3.10% (D), 06/25/2033	$ 14,074	$ 14,339
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	37,747	39,389
Series 2003-S9, Class A8,
5.25%, 10/25/2033	26,632	27,419
Series 2004-AR3, Class A2,
3.66% (D), 06/25/2034	7,876	7,984
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	91,422	87,443
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
(1.00) * 1-Month LIBOR + 5.05%, 4.90% (D), 04/25/2035	295,845	43,005
Series 2005-3, Class CX,
5.50%, 05/25/2035	107,870	18,490
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, Zero Coupon, 03/25/2033	470	414
Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class A4, 2.93%, 07/15/2048	1,103,000	1,203,870

Total Mortgage-Backed Securities (Cost $26,830,639)		27,716,029

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.1%
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	65,000	88,136
University of California Regents Medical Center Pooled Revenue, Revenue Bonds, 3.71%, 05/15/2120	370,000	395,104

		483,240

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	225,000	299,327
5.65%, 11/01/2040	155,000	222,299

		521,626

Ohio - 0.1%
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	106,000	138,052
4.80%, 06/01/2111	130,000	189,018

		327,070

Total Municipal Government Obligations (Cost $1,076,322)		1,331,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.1%
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 0.71% (D), 07/15/2042 - 03/15/2044	$ 977,638	$ 987,485
2.00%, 11/01/2040	1,378,102	1,434,650
6-Month LIBOR + 1.73%, 2.02% (D), 10/01/2036	17,376	18,110
6-Month LIBOR + 1.68%, 2.06% (D), 08/01/2036	16,970	17,652
12-Month LIBOR + 1.69%, 2.07% (D), 12/01/2036	2,525	2,530
6-Month LIBOR + 1.76%, 2.27% (D), 07/01/2036	26,075	27,210
6-Month LIBOR + 1.95%, 2.39% (D), 03/01/2037	13,176	13,851
1-Year CMT + 2.36%, 2.48% (D), 10/01/2036	15,395	15,560
6-Month LIBOR + 2.11%, 2.57% (D), 02/01/2037	13,384	13,686
1-Year CMT + 2.25%, 2.58% (D), 02/01/2036	40,942	43,079
1-Year CMT + 2.37%, 2.80% (D), 09/01/2034	25,825	27,223
12-Month LIBOR + 1.67%, 2.80% (D), 11/01/2036	17,621	17,952
3.00%, 08/15/2042 - 01/15/2044	1,791,714	1,907,379
12-Month LIBOR + 1.93%, 3.49% (D), 06/01/2036	54,315	57,431
3.50%, 01/01/2032 - 06/01/2043	1,683,049	1,836,897
1-Year CMT + 2.25%, 3.75% (D), 05/01/2036	13,717	14,515
1-Year CMT + 2.25%, 3.88% (D), 01/01/2035	18,880	19,874
4.00%, 06/01/2042 - 04/01/2049	2,668,807	2,903,880
4.50%, 05/01/2041 - 06/01/2048	1,020,156	1,134,375
5.50%, 08/01/2038	20,878	24,538
6.00%, 01/01/2034 - 12/01/2034	53,734	57,890
6.50%, 11/01/2036	15,182	17,554
7.00%, 01/01/2031	39,387	44,653
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.70%, 0.85% (D), 09/25/2022	13,772	13,789
2.62%, 01/25/2023	1,250,000	1,306,928
2.72%, 07/25/2026	896,000	970,352
2.77%, 05/25/2025	750,000	809,951
2.81%, 09/25/2024	591,000	629,755
2.93%, 01/25/2023	413,373	431,335
3.08%, 01/25/2031	1,179,000	1,352,199
3.21% (D), 04/25/2028	465,000	521,051
3.30% (D), 11/25/2027	553,000	638,144
3.69%, 01/25/2029	495,000	589,692
3.85% (D), 05/25/2028	1,340,000	1,596,762
3.90% (D), 08/25/2028	860,000	1,031,366
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.51% (D), 06/15/2043	702,758	705,514
1-Month LIBOR + 0.40%, 0.55% (D), 07/15/2037	113,424	113,427

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
1-Month LIBOR + 0.40%, 0.56% (D), 10/15/2041	$ 193,905	$ 194,459
1-Month LIBOR + 0.44%, 0.60% (D), 02/15/2037	6,491	6,533
1-Month LIBOR + 0.45%, 0.61% (D), 08/15/2039	12,965	12,971
1-Month LIBOR + 0.55%, 0.71% (D), 08/15/2037	381,590	385,224
1-Month LIBOR + 0.68%, 0.84% (D), 11/15/2037	186,124	189,364
3.50%, 03/15/2035	2,000,000	2,301,112
4.00%, 12/15/2041	218,740	244,399
5.00%, 12/15/2022 - 05/15/2041	472,690	554,374
5.50%, 12/15/2022 - 05/15/2038	366,301	425,967
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (D), 05/15/2041	50,161	55,310
6.00%, 05/15/2027 - 04/15/2036	684,881	788,565
6.38%, 03/15/2032	54,935	64,481
6.40%, 11/15/2023	9,627	10,119
6.50%, 08/15/2031 - 07/15/2036	314,876	367,851
7.00%, 03/15/2024 - 05/15/2032	450,664	527,956
7.25%, 09/15/2030 - 12/15/2030	112,177	134,165
7.50%, 02/15/2023 - 08/15/2030	35,345	39,844
8.00%, 01/15/2030	90,866	109,574
(1.25) * 1-Month LIBOR + 10.13%, 9.93% (D), 07/15/2032	31,756	38,205
(2.00) * 1-Month LIBOR + 13.29%, 12.97% (D), 07/15/2033	24,800	33,603
(1.83) * 1-Month LIBOR + 14.76%, 14.47% (D), 09/15/2033	4,705	6,518
(3.33) * 1-Month LIBOR + 17.50%, 16.97% (D), 02/15/2040	54,453	79,011
(3.67) * 1-Month LIBOR + 24.49%, 23.91% (D), 06/15/2034	16,041	20,189
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
2.60% (D), 01/15/2040	53,503	2,610
(1.00) * 1-Month LIBOR + 6.00%, 5.84% (D), 11/15/2037 - 02/15/2039	76,136	14,854
(1.00) * 1-Month LIBOR + 6.20%, 6.04% (D), 06/15/2038	145,777	25,507
(1.00) * 1-Month LIBOR + 6.37%, 6.21% (D), 10/15/2037	332,789	76,503
(1.00) * 1-Month LIBOR + 6.42%, 6.26% (D), 11/15/2037	35,729	6,688
(1.00) * 1-Month LIBOR + 6.80%, 6.64% (D), 04/15/2038	33,236	7,879
(1.00) * 1-Month LIBOR + 7.10%, 6.94% (D), 07/15/2036	9,605	2,158
(1.00) * 1-Month LIBOR + 8.00%, 7.84% (D), 03/15/2032	19,966	3,889
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 12/15/2032 - 01/15/2040	130,241	122,247

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 1.81% (D), 10/25/2044	$ 126,779	$ 129,209
5.21% (D), 07/25/2032	120,825	137,040
6.50%, 02/25/2043	117,301	142,957
7.00%, 02/25/2043	35,362	43,473
7.50% (D), 08/25/2042	52,784	69,766
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	28,726	4,969
Federal National Mortgage Association
1-Month LIBOR + 0.26%, 0.41% (D), 11/25/2046	91,402	90,268
1-Month LIBOR + 0.35%, 0.50% (D), 09/25/2042	331,500	332,511
1-Month LIBOR + 0.48%, 0.63% (D), 09/01/2024	876,823	875,132
0.67%, 10/25/2030	600,617	595,806
1-Month LIBOR + 0.55%, 0.70% (D), 08/25/2042	253,033	253,921
0.75%, 09/25/2028	1,705,319	1,677,319
1-Month LIBOR + 0.93%, 1.08% (D), 11/25/2022	145,907	146,273
1.20%, 10/25/2030	145,000	147,084
1.59%, 11/25/2028	400,000	405,112
2.38%, 10/01/2026	979,681	1,055,576
2.41%, 11/01/2029	1,660,404	1,815,654
2.42%, 10/01/2029	1,400,000	1,533,961
2.46%, 02/01/2023	815,739	843,968
2.49%, 05/25/2026	1,000,000	1,086,554
2.70% (D), 04/01/2023	847,114	878,904
2.70%, 07/01/2026	1,471,501	1,612,163
2.79% (D), 06/01/2023	711,174	742,105
2.92%, 12/01/2024	983,096	1,061,026
2.98%, 08/25/2029	733,000	832,507
3.00%, 01/01/2043	451,484	489,610
3.02% (D), 08/25/2024	588,463	635,201
3.03%, 12/01/2021	410,679	415,400
3.05% (D), 03/25/2028	546,000	620,993
3.08% (D), 06/25/2027	1,016,000	1,144,624
3.08%, 01/01/2028	2,000,000	2,239,754
3.09% (D), 04/25/2027 - 02/25/2030	1,557,874	1,751,435
3.10%, 09/01/2025	966,181	1,064,698
3.12%, 11/01/2026	948,151	1,057,161
3.17% (D), 04/25/2029	937,000	1,079,169
1-Year CMT + 2.23%, 3.22% (D), 01/01/2036	15,739	16,536
3.24%, 10/01/2026	888,345	993,807
3.29%, 08/01/2026	1,491,614	1,664,172
3.30%, 12/01/2026	952,666	1,068,905
3.33%, 05/01/2028	2,014,339	2,288,580
3.34%, 02/01/2027	1,000,000	1,124,391
3.36%, 12/01/2027	1,011,358	1,149,741
3.37% (D), 07/25/2028	997,000	1,157,352
3.38%, 12/01/2023	1,426,192	1,537,139
3.42%, 05/01/2024	600,000	649,716
3.45%, 01/01/2024	937,932	1,007,575
3.50%, 08/01/2032 - 03/01/2060	4,007,242	4,371,244

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.55% (D), 09/25/2028	$ 1,000,000	$ 1,178,351
3.57%, 01/01/2031	1,555,370	1,823,988
3.64% (D), 08/25/2030	1,100,000	1,316,397
3.66%, 10/01/2028	1,160,853	1,340,188
3.74%, 07/01/2023	468,616	502,552
3.76%, 06/25/2021 - 12/01/2035	1,639,129	1,904,542
12-Month LIBOR + 1.79%, 3.79% (D), 01/01/2038	6,659	6,658
3.80%, 02/01/2031	1,364,178	1,615,464
3.81%, 12/01/2028	730,000	857,889
3.86%, 07/01/2021	834,974	836,961
3.94%, 07/01/2021	500,000	505,278
3.97%, 07/01/2021	427,195	428,253
3.98%, 08/01/2021	843,131	847,337
4.00%, 07/01/2042 - 08/01/2048	2,991,359	3,268,267
4.02%, 08/01/2021	1,064,103	1,069,484
4.05%, 08/01/2021	677,862	681,329
4.06%, 07/01/2021	929,752	932,103
4.45% (D), 06/01/2021	96,964	96,929
4.45%, 07/01/2026	427,195	487,962
5.00%, 05/01/2023 - 06/01/2048	872,675	969,125
5.50%, 07/01/2022 - 05/01/2036	98,759	110,114
6.00%, 12/01/2032 - 11/01/2037	226,545	261,722
6.50%, 12/01/2022 - 10/01/2036	35,459	41,395
8.00%, 11/01/2037	3,557	3,923
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.25%, 0.44% (D), 06/27/2036	18,575	18,292
1-Month LIBOR + 0.30%, 0.45% (D), 08/25/2041	101,953	101,721
1-Month LIBOR + 0.35%, 0.50% (D), 04/25/2035 - 08/25/2036	54,098	54,305
1-Month LIBOR + 0.40%, 0.55% (D), 10/25/2042	299,392	301,180
1-Month LIBOR + 0.50%, 0.65% (D), 05/25/2035 - 10/25/2042	601,343	606,209
3.00%, 01/25/2046	368,583	394,796
4.00%, 10/25/2025 - 04/25/2033	551,852	583,696
4.50%, 07/25/2029	1,000,000	1,137,486
5.00%, 07/25/2033 - 08/25/2040	1,137,110	1,370,065
5.18% (D), 12/25/2042	84,029	92,754
5.50%, 04/25/2023 - 07/25/2038	713,923	794,282
5.66% (D), 12/25/2042	44,877	50,263
5.75% (D), 10/25/2042	15,796	18,165
5.75%, 06/25/2033	126,715	143,299
6.00% (D), 07/25/2023	27,402	28,883
6.00%, 11/25/2032 - 11/25/2039	250,051	286,906
6.50%, 02/25/2022 - 05/25/2044	292,332	347,702
7.00%, 03/25/2031 - 11/25/2041	489,034	592,885
(1.33) * 1-Month LIBOR + 7.47%, 7.26% (D), 08/25/2033	39,603	45,897
8.00%, 05/25/2022	1,904	1,972
(6.67) * 1-Month LIBOR + 54.00%, 10.00% (D), 03/25/2032	2,437	3,014
(1.88) * 1-Month LIBOR + 11.28%, 11.00% (D), 07/25/2035	57,986	76,029

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
(1.67) * 1-Month LIBOR + 12.50%, 12.25% (D), 09/25/2033	$ 6,405	$ 8,001
(2.50) * 1-Month LIBOR + 13.75%, 13.36% (D), 07/25/2033	15,074	19,880
(2.00) * 1-Month LIBOR + 14.00%, 13.70% (D), 03/25/2038	4,693	5,850
(1.83) * 1-Month LIBOR + 14.48%, 14.21% (D), 12/25/2032	3,730	4,849
(2.00) * 1-Month LIBOR + 15.50%, 15.18% (D), 11/25/2031	14,852	20,113
(2.75) * 1-Month LIBOR + 16.50%, 16.09% (D), 05/25/2034	12,531	17,122
(2.50) * 1-Month LIBOR + 17.38%, 17.01% (D), 07/25/2035	46,845	68,231
(2.75) * 1-Month LIBOR + 19.53%, 19.12% (D), 04/25/2034 - 05/25/2034	77,575	116,942
(3.50) * 1-Month LIBOR + 23.10%, 22.58% (D), 06/25/2035	16,818	19,099
(4.00) * 1-Month LIBOR + 24.00%, 23.41% (D), 05/25/2034	6,266	9,843
(3.67) * 1-Month LIBOR + 24.57%, 24.02% (D), 03/25/2036	14,165	23,155
(3.25) * 1-Month LIBOR + 25.19%, 24.71% (D), 02/25/2032	1,764	2,629
(4.00) * 1-Month LIBOR + 26.20%, 25.61% (D), 10/25/2036	4,861	8,025
(4.00) * 1-Month LIBOR + 26.56%, 25.97% (D), 12/25/2036	5,179	8,276
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.91% (D), 08/25/2042	224,938	4,451
1.48% (D), 01/25/2038	22,086	980
2.77% (D), 04/25/2041	39,605	2,745
(1.00) * 1-Month LIBOR + 5.85%, 5.70% (D), 09/25/2038	109,680	19,490
(1.00) * 1-Month LIBOR + 5.91%, 5.76% (D), 02/25/2038	49,525	9,685
(1.00) * 1-Month LIBOR + 6.10%, 5.95% (D), 06/25/2037	25,175	4,163
(1.00) * 1-Month LIBOR + 6.18%, 6.03% (D), 12/25/2039	8,568	1,337
(1.00) * 1-Month LIBOR + 6.20%, 6.05% (D), 03/25/2038	9,134	1,497
(1.00) * 1-Month LIBOR + 6.42%, 6.27% (D), 04/25/2040	16,159	2,748
(1.00) * 1-Month LIBOR + 6.50%, 6.35% (D), 06/25/2023	908	15
(1.00) * 1-Month LIBOR + 6.53%, 6.38% (D), 01/25/2041	209,888	49,301
(1.00) * 1-Month LIBOR + 6.54%, 6.39% (D), 09/25/2037	34,609	7,575
(1.00) * 1-Month LIBOR + 6.55%, 6.40% (D), 02/25/2039	22,846	5,150
(1.00) * 1-Month LIBOR + 6.58%, 6.43% (D), 06/25/2036	22,704	4,410
6.50%, 05/25/2033	17,283	3,656

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.70%, 6.55% (D), 03/25/2036	$ 414,762	$ 97,415
7.00%, 06/25/2033	23,137	4,978
(1.00) * 1-Month LIBOR + 7.15%, 7.00% (D), 07/25/2037	62,323	15,918
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	1,295,046	1,191,644
Federal National Mortgage Association, Interest Only STRIPS
1.94% (D), 10/25/2030	2,730,600	317,630
1.99% (D), 11/25/2028	1,710,000	221,814
2.02% (D), 07/25/2030	7,219,843	972,701
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 01/25/2033	32,478	31,038
05/15/2030, MTN	400,000	353,367
FREMF Mortgage Trust
3.58% (D), 11/25/2049 (A)	529,000	577,099
3.68% (D), 01/25/2048 (A)	760,000	825,025
3.85% (D), 07/25/2049 (A)	420,000	445,065
4.07% (D), 11/25/2047 (A)	490,000	534,430
Government National Mortgage Association
1-Month LIBOR + 0.30%, 0.44% (D), 08/20/2060	731	729
1-Month LIBOR + 0.34%, 0.48% (D), 12/20/2062	197,202	196,842
1-Month LIBOR + 0.40%, 0.54% (D), 12/20/2060	460,002	459,881
1-Month LIBOR + 0.41%, 0.55% (D), 03/20/2063	464,566	464,549
1-Month LIBOR + 0.43%, 0.57% (D), 04/20/2060	2,558	2,558
1-Month LIBOR + 0.45%, 0.59% (D), 03/20/2060 - 08/20/2067	1,124,797	1,125,718
1-Month LIBOR + 0.47%, 0.61% (D), 07/20/2064 - 08/20/2065	2,351,763	2,355,757
1-Month LIBOR + 0.48%, 0.62% (D), 02/20/2065	966,422	964,634
1-Month LIBOR + 0.50%, 0.64% (D), 06/20/2064 - 07/20/2064	2,652,872	2,661,313
1-Month LIBOR + 0.52%, 0.66% (D), 10/20/2062 - 09/20/2065	679,741	681,949
1-Month LIBOR + 0.55%, 0.69% (D), 07/20/2062	512	514
1-Month LIBOR + 0.58%, 0.72% (D), 09/20/2062 - 05/20/2066	311,785	312,525
1-Month LIBOR + 0.65%, 0.79% (D), 01/20/2064 - 03/20/2064	1,804,026	1,813,832
1-Month LIBOR + 0.66%, 0.80% (D), 12/20/2065	386,818	390,283
1-Month LIBOR + 0.70%, 0.84% (D), 05/20/2061	2,597	2,614
1-Month LIBOR + 1.00%, 1.14% (D), 12/20/2066	412,588	421,227
1.65%, 01/20/2063	100,470	100,616
2.00%, 05/16/2049	73,615	75,096

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
2.11% (D), 07/16/2048	$ 18,640	$ 18,950
2.50%, 09/16/2056	22,187	22,613
3.50%, 11/20/2039 - 06/20/2046	1,128,996	1,200,141
4.50%, 05/20/2048 - 11/20/2049	7,744,670	8,409,643
4.78% (D), 10/20/2043	546,136	625,067
5.50%, 01/16/2033 - 09/20/2039	907,649	1,027,554
5.52% (D), 01/20/2038	236,018	277,584
5.57% (D), 07/20/2040	184,778	217,139
5.89% (D), 12/20/2038	69,874	81,495
6.00%, 09/20/2038 - 08/20/2039	121,917	140,926
6.50%, 06/20/2033	430,354	485,508
(2.00) * 1-Month LIBOR + 13.40%, 13.10% (D), 10/20/2037	16,472	19,309
(2.41) * 1-Month LIBOR + 16.43%, 16.06% (D), 06/17/2035	9,737	12,563
(2.20) * 1-Month LIBOR + 16.72%, 16.38% (D), 05/18/2034	380	476
(2.75) * 1-Month LIBOR + 19.66%, 19.24% (D), 04/16/2034	27,849	41,090
(3.00) * 1-Month LIBOR + 20.21%, 19.75% (D), 09/20/2037	6,762	9,167
(3.50) * 1-Month LIBOR + 23.28%, 22.74% (D), 04/20/2037	24,505	36,618
(4.91) * 1-Month LIBOR + 29.46%, 28.72% (D), 09/20/2034	12,871	20,882
Government National Mortgage Association, Interest Only STRIPS
5.50%, 10/16/2037	41,203	2,068
(1.00) * 1-Month LIBOR + 5.70%, 5.55% (D), 12/20/2038	27,970	3,928
(1.00) * 1-Month LIBOR + 5.83%, 5.68% (D), 02/20/2038	46,578	6,248
(1.00) * 1-Month LIBOR + 6.00%, 5.85% (D), 11/20/2037	44,240	5,821
(1.00) * 1-Month LIBOR + 6.08%, 5.93% (D), 06/20/2039	28,775	4,304
(1.00) * 1-Month LIBOR + 6.10%, 5.95% (D), 10/20/2034 - 02/16/2039	74,149	11,784
(1.00) * 1-Month LIBOR + 6.20%, 6.05% (D), 03/20/2037 - 06/20/2038	96,311	15,798
(1.00) * 1-Month LIBOR + 6.27%, 6.12% (D), 04/20/2039	36,366	5,987
(1.00) * 1-Month LIBOR + 6.30%, 6.15% (D), 09/20/2035 - 03/20/2039	116,488	21,222
(1.00) * 1-Month LIBOR + 6.40%, 6.25% (D), 05/16/2038	100,289	18,964
(1.00) * 1-Month LIBOR + 6.47%, 6.32% (D), 06/16/2037	34,266	4,779
(1.00) * 1-Month LIBOR + 6.55%, 6.40% (D), 11/20/2037 - 12/20/2037	40,712	5,890
6.50%, 03/20/2039	21,232	4,483
(1.00) * 1-Month LIBOR + 6.75%, 6.60% (D), 07/20/2037	74,804	13,988
(1.00) * 1-Month LIBOR + 6.78%, 6.62% (D), 08/20/2037	50,595	3,177
(1.00) * 1-Month LIBOR + 6.81%, 6.66% (D), 04/16/2037	26,241	5,839

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	$ 86,884	$ 83,452
Tennessee Valley Authority
4.25%, 09/15/2065 (G)	397,000	598,983
4.63%, 09/15/2060	257,000	405,273
5.88%, 04/01/2036	698,000	1,075,238
Tennessee Valley Authority, Principal Only STRIPS
11/01/2025 - 03/15/2032	1,050,000	974,193
01/15/2038	150,000	106,931
Uniform Mortgage-Backed Security 2.00%, TBA (E)	21,235,000	22,058,686
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	172,307	196,087

Total U.S. Government Agency Obligations (Cost $148,542,764)		156,724,668

U.S. GOVERNMENT OBLIGATIONS - 17.6%
U.S. Treasury - 17.4%
U.S. Treasury Bond
1.25%, 05/15/2050	35,000	31,752
1.38%, 08/15/2050 (G)	165,000	154,533
1.63%, 11/15/2050	640,000	637,600
2.00%, 02/15/2050	3,318,000	3,603,659
2.25%, 08/15/2046 - 08/15/2049	1,593,100	1,819,847
2.38%, 11/15/2049 (G)	5,740,000	6,742,931
2.50%, 02/15/2045 - 02/15/2046	4,000,000	4,775,528
2.75%, 11/15/2042	3,200,000	3,964,625
2.88%, 05/15/2043	2,270,000	2,869,777
2.88%, 08/15/2045 (G)	300,000	381,691
3.00%, 11/15/2044 - 02/15/2048 (G)	335,000	438,007
3.13%, 02/15/2043 (G)	810,000	1,062,397
3.13%, 05/15/2048	374,000	502,037
3.63%, 08/15/2043 - 02/15/2044	1,354,000	1,915,235
3.75%, 11/15/2043	2,923,000	4,207,293
3.88%, 08/15/2040	130,000	186,316
U.S. Treasury Bond, Principal Only STRIPS
05/15/2022 - 05/15/2035 (G)	7,405,000	6,816,833
11/15/2022 - 08/15/2041	16,090,000	15,549,923
U.S. Treasury Note
0.38%, 09/30/2027	120,000	118,167
1.13%, 09/30/2021	2,060,000	2,075,531
1.25%, 07/31/2023	3,000,000	3,085,430
1.38%, 08/31/2023 (G)	1,500,000	1,548,984
1.38%, 09/30/2023	3,000,000	3,100,898
1.63%, 08/15/2022 - 08/15/2029 (G)	540,000	554,939
1.63%, 08/31/2022 - 10/31/2023	5,600,000	5,808,473
1.75%, 07/15/2022 - 01/31/2023	6,728,000	6,912,527
1.75%, 05/15/2023 - 12/31/2026 (G)	3,220,000	3,355,687
1.88%, 11/30/2021	1,700,000	1,727,293
2.00%, 10/31/2021 - 02/15/2025	1,681,000	1,791,261
2.00%, 02/15/2023 (G)	3,000,000	3,118,125
2.13%, 02/29/2024	2,183,000	2,316,879
2.13%, 05/15/2025 (G)	1,500,000	1,618,945
2.25%, 11/15/2024 (G)	238,000	256,389
2.75%, 05/31/2023	184,000	195,529
2.88%, 04/30/2025	265,000	294,419

		93,539,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Bond
2.13%, 02/15/2040	$ 240,942	$ 373,068
2.50%, 01/15/2029	121,278	159,299
U.S. Treasury Inflation-Indexed Note 0.13%, 01/15/2022	261,150	265,822

		798,189

Total U.S. Government Obligations (Cost $84,984,531)		94,337,649

	Shares	Value
OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (K)	5,013,989	5,013,989

Total Other Investment Company (Cost $5,013,989)		5,013,989

Principal	Value
REPURCHASE AGREEMENT - 9.7%

Fixed Income Clearing Corp., 0.00% (K), dated 12/31/2020, to be repurchased at $52,277,371 on 01/04/2021. Collateralized by U.S. Government Obligations, 0.24% - 1.88%, due 01/31/2022, and with a total value of $53,322,950.

$ 52,277,371	$ 52,277,371

Total Repurchase Agreement (Cost $52,277,371)	52,277,371

Total Investments (Cost $528,192,279)	562,929,111
Net Other Assets (Liabilities) - (4.7)%	(25,025,278)

Net Assets - 100.0%	$ 537,903,833

INVESTMENT VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (M)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$49,148,926	$2,540,779	$51,689,705
Corporate Debt Securities	—	167,800,714	—	167,800,714
Foreign Government Obligations	—	6,037,050	—	6,037,050
Mortgage-Backed Securities	—	27,716,029	—	27,716,029
Municipal Government Obligations	—	1,331,936	—	1,331,936
U.S. Government Agency Obligations	—	156,724,668	—	156,724,668
U.S. Government Obligations	—	94,337,649	—	94,337,649
Other Investment Company	5,013,989	—	—	5,013,989
Repurchase Agreement	—	52,277,371	—	52,277,371

Total Investments	$5,013,989	$555,374,343	$2,540,779	$562,929,111

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (F)	$—	$—	$485,706	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $107,191,988, representing 19.9% of the Portfolio’s net assets.
(B)	Securities are Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the total value of securities is $5,727,084, representing 1.1% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $25,268,610, collateralized by cash collateral of $5,013,989 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $20,773,613. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Rounds to less than $1 or $(1).
(K)	Rates disclosed reflect the yields at December 31, 2020.
(L)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2020. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $475,914,908) (including securities loaned of $25,268,610)	$510,651,740
Repurchase agreement, at value (cost $52,277,371)	52,277,371
Receivables and other assets:
Investments sold	6,277
Net income from securities lending	2,105
Shares of beneficial interest sold	2,288,514
Interest	2,324,325

Total assets	567,550,332

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,013,989
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	22,958,204
Shares of beneficial interest redeemed	20,218
Due to custodian	1,199,868
Investment management fees	202,516
Distribution and service fees	78,471
Transfer agent costs	828
Trustees, CCO and deferred compensation fees	2,672
Audit and tax fees	33,009
Custody fees	49,306
Legal fees	2,859
Printing and shareholder reports fees	74,852
Other accrued expenses	9,707

Total liabilities	29,646,499

Net assets	$537,903,833

Net assets consist of:
Capital stock ($0.01 par value)	$375,135
Additional paid-in capital	472,015,297
Total distributable earnings (accumulated losses)	65,513,401

Net assets	$537,903,833

Net assets by class:
Initial Class	$161,280,776
Service Class	376,623,057

Shares outstanding:
Initial Class	11,813,106
Service Class	25,700,361

Net asset value and offering price per share:
Initial Class	$13.65
Service Class	14.65

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest income	$15,300,789
Net income from securities lending	25,922

Total investment income	15,326,711

Expenses:
Investment management fees	2,389,930
Distribution and service fees:
Service Class	870,648
Transfer agent costs	7,740
Trustees, CCO and deferred compensation fees	16,287
Audit and tax fees	47,667
Custody fees	158,986
Legal fees	33,564
Printing and shareholder reports fees	74,254
Other	29,821

Total expenses	3,628,897

Net investment income (loss)	11,697,814

Net realized gain (loss) on:
Investments	19,197,255

Net change in unrealized appreciation (depreciation) on:
Investments	8,686,279

Net realized and change in unrealized gain (loss)	27,883,534

Net increase (decrease) in net assets resulting from operations	$39,581,348

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$11,697,814	$16,843,027
Net realized gain (loss)	19,197,255	4,629,434
Net change in unrealized appreciation (depreciation)	8,686,279	31,479,140

Net increase (decrease) in net assets resulting from operations	39,581,348	52,951,601

Dividends and/or distributions to shareholders:
Initial Class	(6,385,087)	(9,593,356)
Service Class	(12,693,642)	(6,994,112)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(19,078,729)	(16,587,468)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,489,770	53,054,313
Service Class	58,947,376	44,435,402

	74,437,146	97,489,715

Dividends and/or distributions reinvested:
Initial Class	6,385,087	9,593,356
Service Class	12,693,642	6,994,112

	19,078,729	16,587,468

Cost of shares redeemed:
Initial Class	(233,365,929)	(71,315,969)
Service Class	(26,635,353)	(21,166,480)

	(260,001,282)	(92,482,449)

Net increase (decrease) in net assets resulting from capital share transactions	(166,485,407)	21,594,734

Net increase (decrease) in net assets	(145,982,788)	57,958,867

Net assets:
Beginning of year	683,886,621	625,927,754

End of year	$537,903,833	$683,886,621

Capital share transactions - shares:
Shares issued:
Initial Class	1,143,378	4,153,757
Service Class	4,035,235	3,184,289

	5,178,613	7,338,046

Shares reinvested:
Initial Class	472,619	724,574
Service Class	874,218	492,890

	1,346,837	1,217,464

Shares redeemed:
Initial Class	(17,259,691)	(5,526,403)
Service Class	(1,840,040)	(1,517,270)

	(19,099,731)	(7,043,673)

Net increase (decrease) in shares outstanding:
Initial Class	(15,643,694)	(648,072)
Service Class	3,069,413	2,159,909

	(12,574,281)	1,511,837

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$13.23	$12.52	$12.94		$12.86		$12.83

Investment operations:
Net investment income (loss) (A)	0.32	0.35	0.34		0.31		0.30	(B)
Net realized and unrealized gain (loss)	0.66	0.72	(0.33)		0.16		0.01	(C)

Total investment operations	0.98	1.07	0.01		0.47		0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.36)	(0.43)		(0.39)		(0.28)
Net realized gains	(0.04)	—	—		—		—

Total dividends and/or distributions to shareholders	(0.56)	(0.36)	(0.43)		(0.39)		(0.28)

Net asset value, end of year	$13.65	$13.23	$12.52		$12.94		$12.86

Total return	7.46%	8.53%	0.08%		3.66%		2.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$161,281	$363,293	$351,911		$352,261		$566,006
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.52%	0.51%		0.52%		0.52%
Including waiver and/or reimbursement and recapture	0.52%	0.52%	0.51	%(D)	0.52	%(D)	0.52	%(B)
Net investment income (loss) to average net assets	2.37%	2.65%	2.70%		2.37%		2.24	%(B)
Portfolio turnover rate	30%	26%	35%		26%		25%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$14.17	$13.39	$13.80		$13.69		$13.66

Investment operations:
Net investment income (loss) (A)	0.31	0.33	0.33		0.29		0.28	(B)
Net realized and unrealized gain (loss)	0.70	0.78	(0.35)		0.18		0.01	(C)

Total investment operations	1.01	1.11	(0.02)		0.47		0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.33)	(0.39)		(0.36)		(0.26)
Net realized gains	(0.04)	—	—		—		—

Total dividends and/or distributions to shareholders	(0.53)	(0.33)	(0.39)		(0.36)		(0.26)

Net asset value, end of year	$14.65	$14.17	$13.39		$13.80		$13.69

Total return	7.16%	8.25%	(0.09)%		3.42%		2.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$376,623	$320,594	$274,017		$278,675		$259,165
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.76%		0.77%		0.77%
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.76	%(D)	0.77	%(D)	0.76	%(B)
Net investment income (loss) to average net assets	2.11%	2.40%	2.45%		2.13%		2.00	%(B)
Portfolio turnover rate	30%	26%	35%		26%		25%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives;

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$588,336	$—	$—	$—	$588,336
U.S. Government Agency Obligations	603,053	—	—	—	603,053
U.S. Government Obligations	3,822,600	—	—	—	3,822,600
Total Securities Lending Transactions	$5,013,989	$—	$—	$—	$5,013,989
Total Borrowings	$5,013,989	$—	$—	$—	$5,013,989

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.65%	May 1, 2021
Service Class	0.90%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 96,922,744	$ 54,161,818	$ 99,843,154	$ 209,061,137

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and interest written off.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 528,212,159	$ 36,124,444	$ (1,407,492)	$ 34,716,952

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,506,980	$ 571,749	$ —	$ 16,587,468	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,536,769	$ 14,265,501	$ —	$ —	$ (5,821)	$ 34,716,952

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

12. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Core Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Core Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $571,749 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® Index (“S&P 500”) ended the tumultuous year of 2020 up 18.40%. Information technology was the largest contributor, followed by consumer discretionary. Energy and real estate sectors were the largest detractors. Large cap stocks as represented by the S&P 500 underperformed the small cap Russell 2000® Index. Based on the Russell 3000® style indices, growth continued to outpace value for the year.

After a strong close to 2019, solid U.S. economic indicators continued to buoy the S&P 500 in the beginning of the year. As the COVID-19 pandemic continued to grow and ramp up globally, however, governments responded with economy-wide shutdowns, ultimately leading to a dramatic downturn for the markets in the first quarter. While extraordinary fiscal and monetary policy responses invigorated the market into a sharp recovery, disappointing economic data along with tensions between the U.S. and China generated frequent bouts of market volatility in the second quarter. Amid the pandemic, the U.S. GDP contracted throughout the first half of the year, ending more than a decade-long expansion, before economic activity picked up in the third quarter. Corporate earnings also recovered dramatically during the year, after taking a hit in the first quarter. Meanwhile, investor optimism surrounding vaccine development and continued demand for tech stocks continued to lift the markets through the summer. The year’s final quarter began with concerns about a resurgence of the virus and increased focus on the upcoming U.S. Presidential Election. Upbeat investor sentiment, however, drove the markets to record highs in December as investors anticipated reduced political uncertainty following the election results. Although enormous stimulus support and the advances on the vaccine front have lifted consumer and business confidence, news of the emergence of new, potentially more contagious mutations of COVID-19 remains an important development to watch in the near term.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 20.16%. By comparison, its benchmark, the S&P 500®, returned 18.40%.

STRATEGY REVIEW

Transamerica JPMorgan Enhanced Index VP outperformed its benchmark for the year ended December 31, 2020. Stock selection in technology and telecommunications sectors contributed to results while stock selection in the insurance, pharma, and medtech detracted from returns.

On the positive side, within financials, the Portfolio’s overweight position in PayPal outperformed this year as a result of accelerated e-commerce adoption due to COVID-19. Even with re-openings in the Fall, ecommerce growth only slightly moderated, suggesting that a significant portion of the ecommerce shift will be permanent. We think PayPal’s investment in engagement initiatives will allow its rapid growth to continue, more than offsetting competition from other digital wallets. Additionally, within technology, the underweight position in Intel contributed to performance as the stock underperformed following a tough year with investor concerns lingering around their 7nm strategy. Continued enterprise weakness and a weaker mix within lower-end PCs also weighed on the stock. We are expecting weakness in the PC business to persist next year and, thus, remain comfortable with the current underweight position.

On the negative side, within financials, an overweight position in Citigroup detracted from performance this year. The stock underperformed largely due to negative news flow in 2020. In August, the bank erroneously sent a $900 million payment to Revlon lenders and in October, regulators imposed a substantial fine stemming from significant deficiencies in its risk management systems. Despite these events, the stock saw a solid rally in the fourth quarter, mainly due to positive COVID-19 vaccine news and an attractive relative valuation. The stock, however, still trades at a meaningful and attractive valuation discount despite recent outperformance. Additionally, within media, the Portfolio’s overweight in Discovery Communications (no longer held in the Portfolio) detracted from performance during the year. Traditional media stocks were hurt by COVID-19 on fears of cord-cutting acceleration, and the significantly lower advertising revenue and cash flow in effect. We believe Discovery Communications is benefiting from its unique position in the industry given its unscripted content focus, where competitive intensity is much lower. The company also continues to benefit from the Scripps acquisition, particularly internationally. Additionally, investments in over-the-top (OTT) initiatives are showing early signs of success. While we continue to like the stock, we believe the stock’s multiple could remain depressed until they can prove some level of digital success such that they can transition their business model from linear pay TV to streaming.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Repurchase Agreement	0.5
Net Other Assets (Liabilities) ^	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	20.16%	14.83%	13.47%	05/2/1997
S&P 500® (A)	18.40%	15.22%	13.88%
Service Class	19.86%	14.54%	13.19%	05/1/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,226.20	$3.47	$1,022.00	$3.15	0.62%
Service Class	1,000.00	1,224.30	4.86	1,020.80	4.42	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 1.0%
General Dynamics Corp.	17,182	$ 2,557,025
Northrop Grumman Corp.	18,670	5,689,123
Raytheon Technologies Corp.	116,485	8,329,842

		16,575,990

Air Freight & Logistics - 0.5%
FedEx Corp.	34,360	8,920,543

Airlines - 0.3%
Delta Air Lines, Inc.	49,484	1,989,751
Southwest Airlines Co.	64,016	2,983,786

		4,973,537

Auto Components - 0.2%
Magna International, Inc.	47,067	3,332,344

Automobiles - 1.8%
General Motors Co.	90,823	3,781,870
Tesla, Inc. (A)	36,460	25,728,728

		29,510,598

Banks - 3.1%
Bank of America Corp.	255,179	7,734,475
Citigroup, Inc.	170,711	10,526,040
KeyCorp	386,797	6,347,339
Regions Financial Corp.	298,374	4,809,789
Truist Financial Corp.	77,257	3,702,928
US Bancorp	137,927	6,426,019
Wells Fargo & Co.	389,015	11,740,473

		51,287,063

Beverages - 1.3%
Coca-Cola Co.	257,456	14,118,887
Constellation Brands, Inc., Class A	35,654	7,810,009

		21,928,896

Biotechnology - 2.5%
AbbVie, Inc.	170,755	18,296,398
Alexion Pharmaceuticals, Inc. (A)	47,457	7,414,682
Amgen, Inc.	5,442	1,251,225
Biogen, Inc. (A)	14,049	3,440,038
Regeneron Pharmaceuticals, Inc. (A)	9,477	4,578,433
Vertex Pharmaceuticals, Inc. (A)	24,247	5,730,536

		40,711,312

Building Products - 0.9%
Masco Corp.	99,666	5,474,653
Trane Technologies PLC	59,436	8,627,730

		14,102,383

Capital Markets - 3.5%
Goldman Sachs Group, Inc.	33,423	8,813,979
Intercontinental Exchange, Inc.	72,235	8,327,973
MarketAxess Holdings, Inc.	3,986	2,274,252
Morgan Stanley	221,351	15,169,184
MSCI, Inc.	2,299	1,026,573
S&P Global, Inc.	41,277	13,568,988
State Street Corp.	80,482	5,857,480
T. Rowe Price Group, Inc.	10,638	1,610,487

		56,648,916

Chemicals - 1.8%
Air Products & Chemicals, Inc.	11,382	3,109,790
Celanese Corp.	18,157	2,359,321
Dow, Inc.	39,677	2,202,074

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
DuPont de Nemours, Inc.	64,051	$ 4,554,667
Eastman Chemical Co.	77,905	7,812,313
Linde PLC	19,687	5,187,721
LyondellBasell Industries NV, Class A	26,161	2,397,917
PPG Industries, Inc.	18,800	2,711,336

		30,335,139

Commercial Services & Supplies - 0.1%
Cintas Corp.	5,352	1,891,718

Communications Equipment - 0.4%
Cisco Systems, Inc.	114,900	5,141,775
Motorola Solutions, Inc.	4,968	844,858

		5,986,633

Consumer Finance - 0.5%
Capital One Financial Corp.	79,878	7,895,940

Containers & Packaging - 0.6%
Avery Dennison Corp.	12,835	1,990,837
Crown Holdings, Inc. (A)	29,348	2,940,669
Packaging Corp. of America	10,301	1,420,611
WestRock Co.	71,417	3,108,782

		9,460,899

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	20,421	323,877

Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc., Class B (A)	113,147	26,235,395
Voya Financial, Inc.	19,115	1,124,153

		27,359,548

Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	221,363	13,005,076

Electric Utilities - 1.4%
Exelon Corp.	67,690	2,857,872
NextEra Energy, Inc.	218,864	16,885,358
Xcel Energy, Inc.	59,057	3,937,330

		23,680,560

Electrical Equipment - 0.6%
Eaton Corp. PLC	80,534	9,675,355

Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity, Ltd.	33,079	4,004,874

Entertainment - 1.2%
Netflix, Inc. (A)	35,306	19,091,013

Equity Real Estate Investment Trusts - 1.7%
Camden Property Trust	37,608	3,757,791
Equinix, Inc.	10,390	7,420,330
Equity Lifestyle Properties, Inc.	21,393	1,355,460
Mid-America Apartment Communities, Inc.	23,008	2,914,884
Prologis, Inc.	77,956	7,769,095
Public Storage	4,950	1,143,104
Realty Income Corp.	11,067	688,035
Sun Communities, Inc.	7,029	1,068,057
UDR, Inc.	15,189	583,713
Ventas, Inc.	40,591	1,990,583

		28,691,052

Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	16,275	6,132,095
Kroger Co.	72,819	2,312,731

		8,444,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.6%
Mondelez International, Inc., Class A	177,711	$ 10,390,762

Health Care Equipment & Supplies - 3.1%
Abbott Laboratories	20,250	2,217,172
ABIOMED, Inc. (A)	2,434	789,103
Baxter International, Inc.	86,447	6,936,507
Becton Dickinson & Co.	15,014	3,756,803
Boston Scientific Corp. (A)	182,861	6,573,853
DexCom, Inc. (A)	4,894	1,809,410
Edwards Lifesciences Corp. (A)	19,024	1,735,559
Intuitive Surgical, Inc. (A)	3,500	2,863,350
Medtronic PLC	124,033	14,529,226
Zimmer Biomet Holdings, Inc.	60,255	9,284,693

		50,495,676

Health Care Providers & Services - 2.7%
Anthem, Inc.	13,536	4,346,274
Centene Corp. (A)	16,810	1,009,105
Cigna Corp.	44,639	9,292,947
McKesson Corp.	49,627	8,631,128
UnitedHealth Group, Inc.	61,612	21,606,096

		44,885,550

Hotels, Restaurants & Leisure - 0.6%
Hilton Worldwide Holdings, Inc.	39,478	4,392,322
Yum! Brands, Inc.	52,663	5,717,096

		10,109,418

Household Durables - 0.4%
Lennar Corp., Class A	85,685	6,531,768

Household Products - 1.7%
Kimberly-Clark Corp.	53,944	7,273,270
Procter & Gamble Co.	144,409	20,093,068

		27,366,338

Industrial Conglomerates - 1.0%
Honeywell International, Inc.	74,963	15,944,630

Insurance - 1.8%
Allstate Corp.	79,617	8,752,297
American International Group, Inc.	44,987	1,703,208
Chubb, Ltd.	36,929	5,684,112
Hartford Financial Services Group, Inc.	54,553	2,672,006
Marsh & McLennan Cos., Inc.	18,236	2,133,612
MetLife, Inc.	16,509	775,097
Progressive Corp.	83,863	8,292,373

		30,012,705

Interactive Media & Services - 5.8%
Alphabet, Inc., Class A (A)	19,767	34,644,435
Alphabet, Inc., Class C (A)	15,840	27,749,779
Facebook, Inc., Class A (A)	123,025	33,605,509

		95,999,723

Internet & Direct Marketing Retail - 5.4%
Amazon.com, Inc. (A)	24,978	81,351,597
Booking Holdings, Inc. (A)	3,602	8,022,627

		89,374,224

IT Services - 6.1%
Accenture PLC, Class A	70,435	18,398,326
Booz Allen Hamilton Holding Corp.	28,775	2,508,604
FleetCor Technologies, Inc. (A)	4,402	1,200,998
International Business Machines Corp.	49,504	6,231,564

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Leidos Holdings, Inc.	61,583	$ 6,473,605
Mastercard, Inc., Class A	77,564	27,685,694
PayPal Holdings, Inc. (A)	98,109	22,977,128
Visa, Inc., Class A	68,284	14,935,759

		100,411,678

Life Sciences Tools & Services - 1.5%
Illumina, Inc. (A)	11,820	4,373,400
PerkinElmer, Inc.	5,760	826,560
Thermo Fisher Scientific, Inc.	40,119	18,686,628
Waters Corp. (A)	3,557	880,073

		24,766,661

Machinery - 2.0%
Cummins, Inc.	22,896	5,199,682
Deere & Co.	31,113	8,370,953
Parker-Hannifin Corp.	29,466	8,026,833
Snap-on, Inc.	15,102	2,584,556
Stanley Black & Decker, Inc.	47,375	8,459,280

		32,641,304

Media - 2.4%
Altice USA, Inc., Class A (A)	54,469	2,062,741
Charter Communications, Inc., Class A (A)	19,037	12,593,927
Comcast Corp., Class A	320,133	16,774,969
Discovery, Inc., Class A (A) (C)	111,073	3,342,187
Discovery, Inc., Class C (A)	147,683	3,867,818

		38,641,642

Metals & Mining - 0.2%
Newmont Corp.	41,268	2,471,540

Multi-Utilities - 1.3%
Ameren Corp.	57,120	4,458,787
CMS Energy Corp.	58,109	3,545,230
DTE Energy Co.	30,709	3,728,380
Public Service Enterprise Group, Inc.	68,467	3,991,626
Sempra Energy	46,677	5,947,117

		21,671,140

Multiline Retail - 0.8%
Dollar Tree, Inc. (A)	36,463	3,939,463
Target Corp.	54,510	9,622,650

		13,562,113

Oil, Gas & Consumable Fuels - 2.3%
Cabot Oil & Gas Corp.	24,752	402,963
Cheniere Energy, Inc. (A)	31,654	1,900,190
Chevron Corp.	138,324	11,681,462
ConocoPhillips	66,220	2,648,138
Diamondback Energy, Inc.	44,611	2,159,172
EOG Resources, Inc.	99,456	4,959,871
Kinder Morgan, Inc.	113,728	1,554,662
Phillips 66	63,424	4,435,874
Pioneer Natural Resources Co.	56,197	6,400,276
Williams Cos., Inc.	101,922	2,043,536

		38,186,144

Personal Products - 0.3%
Estee Lauder Cos., Inc., Class A	20,770	5,528,766

Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	249,121	15,452,976
Eli Lilly & Co.	89,890	15,177,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Johnson & Johnson	83,146	$ 13,085,517
Merck & Co., Inc.	157,886	12,915,075
Pfizer, Inc.	45,154	1,662,119
Viatris, Inc. (A)	847	15,873

		58,308,587

Professional Services - 0.1%
Verisk Analytics, Inc.	8,527	1,770,120

Road & Rail - 1.4%
CSX Corp.	29,035	2,634,926
Lyft, Inc., Class A (A) (C)	43,596	2,141,872
Norfolk Southern Corp.	54,158	12,868,482
Union Pacific Corp.	22,400	4,664,128

		22,309,408

Semiconductors & Semiconductor Equipment - 5.9%
Advanced Micro Devices, Inc. (A)	99,487	9,123,953
Analog Devices, Inc.	79,546	11,751,331
Applied Materials, Inc.	138,541	11,956,088
Intel Corp.	79,100	3,940,762
Lam Research Corp.	17,587	8,305,812
Microchip Technology, Inc.	25,056	3,460,484
Micron Technology, Inc. (A)	36,876	2,772,338
NVIDIA Corp.	26,525	13,851,355
NXP Semiconductors NV	51,674	8,216,683
Qorvo, Inc. (A)	29,939	4,977,957
QUALCOMM, Inc.	18,576	2,829,868
Texas Instruments, Inc.	97,788	16,049,944

		97,236,575

Software - 8.3%
Fortinet, Inc. (A)	7,401	1,099,271
Intuit, Inc.	33,223	12,619,757
Microsoft Corp.	462,501	102,869,472
salesforce.com, Inc. (A)	68,828	15,316,295
Workday, Inc., Class A (A)	15,830	3,793,026

		135,697,821

Specialty Retail - 3.3%
AutoZone, Inc. (A)	6,753	8,005,276
Best Buy Co., Inc.	77,095	7,693,310
Home Depot, Inc.	56,304	14,955,469

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Lowe’s Cos., Inc.	97,153	$ 15,594,028
TJX Cos., Inc.	110,899	7,573,293

		53,821,376

Technology Hardware, Storage & Peripherals - 7.4%
Apple, Inc.	873,635	115,922,628
Seagate Technology PLC	88,520	5,502,403

		121,425,031

Textiles, Apparel & Luxury Goods - 1.0%
Carter’s, Inc.	39,167	3,684,440
NIKE, Inc., Class B	84,121	11,900,598

		15,585,038

Tobacco - 1.2%
Altria Group, Inc.	209,537	8,591,017
Philip Morris International, Inc.	136,759	11,322,278

		19,913,295

Wireless Telecommunication Services - 0.7%
T-Mobile US, Inc. (A)	88,778	11,971,713

Total Common Stocks (Cost $1,145,505,107)		1,634,868,838

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 0.00% (D), dated 12/31/2020, to be repurchased at $8,333,314 on 01/04/2021. Collateralized by a U.S. Government Obligation, 0.24%, due 01/31/2022, and with a value of $8,500,053.	$ 8,333,314	8,333,314

Total Repurchase Agreement (Cost $8,333,314)		8,333,314

Total Investments (Cost $1,153,838,421)		1,643,202,152
Net Other Assets (Liabilities) - 0.0% (B)		596,277

Net Assets - 100.0%		$ 1,643,798,429

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	39	03/19/2021	$7,215,242	$7,310,160	$94,918	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,634,868,838	$—	$—	$1,634,868,838
Repurchase Agreement	—	8,333,314	—	8,333,314

Total Investments	$1,634,868,838	$8,333,314	$—	$1,643,202,152

Other Financial Instruments
Futures Contracts (F)	$94,918	$—	$—	$94,918

Total Other Financial Instruments	$94,918	$—	$—	$94,918

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,429,207, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,550,122. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at December 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $1,145,505,107) (including securities loaned of $5,429,207)	$1,634,868,838
Repurchase agreement, at value (cost $8,333,314)	8,333,314
Cash collateral pledged at broker for:
Futures contracts	662,000
Receivables and other assets:
Investments sold	1,764,934
Net income from securities lending	354
Shares of beneficial interest sold	133,570
Dividends	1,546,889
Variation margin receivable on futures contracts	47,970

Total assets	1,647,357,869

Liabilities:
Payables and other liabilities:
Investments purchased	2,533,187
Shares of beneficial interest redeemed	53,842
Investment management fees	822,326
Distribution and service fees	23,676
Transfer agent costs	2,469
Trustees, CCO and deferred compensation fees	7,890
Audit and tax fees	22,155
Custody fees	45,955
Legal fees	9,148
Printing and shareholder reports fees	11,937
Other accrued expenses	26,855

Total liabilities	3,559,440

Net assets	$1,643,798,429

Net assets consist of:
Capital stock ($0.01 par value)	$683,231
Additional paid-in capital	898,033,030
Total distributable earnings (accumulated losses)	745,082,168

Net assets	$1,643,798,429

Net assets by class:
Initial Class	$1,529,426,036
Service Class	114,372,393

Shares outstanding:
Initial Class	63,549,841
Service Class	4,773,214

Net asset value and offering price per share:
Initial Class	$24.07
Service Class	23.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$28,568,274
Interest income	20,660
Net income from securities lending	5,361
Withholding taxes on foreign income	(27,314)

Total investment income	28,566,981

Expenses:
Investment management fees	10,614,764
Distribution and service fees:
Service Class	239,374
Transfer agent costs	24,774
Trustees, CCO and deferred compensation fees	51,410
Audit and tax fees	41,226
Custody fees	142,180
Legal fees	108,358
Printing and shareholder reports fees	23,973
Other	82,811

Total expenses	11,328,870

Net investment income (loss)	17,238,111

Net realized gain (loss) on:
Investments	238,155,801
Futures contracts	5,205,713

Net realized gain (loss)	243,361,514

Net change in unrealized appreciation (depreciation) on:
Investments	24,414,378
Futures contracts	93,410

Net change in unrealized appreciation (depreciation)	24,507,788

Net realized and change in unrealized gain (loss)	267,869,302

Net increase (decrease) in net assets resulting from operations	$285,107,413

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$17,238,111	$21,969,767
Net realized gain (loss)	243,361,514	122,588,904
Net change in unrealized appreciation (depreciation)	24,507,788	405,597,421

Net increase (decrease) in net assets resulting from operations	285,107,413	550,156,092

Dividends and/or distributions to shareholders:
Initial Class	(134,402,907)	(248,673,873)
Service Class	(9,225,097)	(10,289,142)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(143,628,004)	(258,963,015)

Capital share transactions:
Proceeds from shares sold:
Initial Class	80,411,492	82,485,600
Service Class	20,185,716	14,763,576

	100,597,208	97,249,176

Dividends and/or distributions reinvested:
Initial Class	134,402,907	248,673,873
Service Class	9,225,097	10,289,142

	143,628,004	258,963,015

Cost of shares redeemed:
Initial Class	(877,768,237)	(372,830,150)
Service Class	(17,466,275)	(11,448,592)

	(895,234,512)	(384,278,742)

Net increase (decrease) in net assets resulting from capital share transactions	(651,009,300)	(28,066,551)

Net increase (decrease) in net assets	(509,529,891)	263,126,526

Net assets:
Beginning of year	2,153,328,320	1,890,201,794

End of year	$1,643,798,429	$2,153,328,320

Capital share transactions - shares:
Shares issued:
Initial Class	4,084,984	4,012,451
Service Class	995,250	692,863

	5,080,234	4,705,314

Shares reinvested:
Initial Class	6,216,601	12,661,602
Service Class	428,277	525,224

	6,644,878	13,186,826

Shares redeemed:
Initial Class	(40,383,172)	(17,422,121)
Service Class	(887,776)	(536,763)

	(41,270,948)	(17,958,884)

Net increase (decrease) in shares outstanding:
Initial Class	(30,081,587)	(748,068)
Service Class	535,751	681,324

	(29,545,836)	(66,744)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$22.01	$19.30	$21.68		$18.37	$16.93

Investment operations:
Net investment income (loss) (A)	0.22	0.23	0.23		0.21	0.23	(B)
Net realized and unrealized gain (loss)	3.98	5.41	(1.38)		3.62	1.67

Total investment operations	4.20	5.64	(1.15)		3.83	1.90

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.27)	(0.25)		(0.11)	(0.07)
Net realized gains	(1.81)	(2.66)	(0.98)		(0.41)	(0.39)

Total dividends and/or distributions to shareholders	(2.14)	(2.93)	(1.23)		(0.52)	(0.46)

Net asset value, end of year	$24.07	$22.01	$19.30		$21.68	$18.37

Total return	20.16%	31.03%	(6.01)%		21.15%	11.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,529,426	$2,060,400	$1,821,768		$2,286,100	$1,987,029
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.69%	0.69%		0.69%	0.72%
Including waiver and/or reimbursement and recapture	0.65%	0.69%	0.69	%(C)	0.69%	0.72	%(B)
Net investment income (loss) to average net assets	1.03%	1.08%	1.08%		1.05%	1.29	%(B)
Portfolio turnover rate	45%	39%	52%		37%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$21.93	$19.24	$21.62		$18.34	$16.90

Investment operations:
Net investment income (loss) (A)	0.17	0.18	0.18		0.16	0.17	(B)
Net realized and unrealized gain (loss)	3.95	5.39	(1.38)		3.61	1.69

Total investment operations	4.12	5.57	(1.20)		3.77	1.86

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.22)	(0.20)		(0.08)	(0.03)
Net realized gains	(1.81)	(2.66)	(0.98)		(0.41)	(0.39)

Total dividends and/or distributions to shareholders	(2.09)	(2.88)	(1.18)		(0.49)	(0.42)

Net asset value, end of year	$23.96	$21.93	$19.24		$21.62	$18.34

Total return	19.86%	30.69%	(6.25)%		20.82%	11.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$114,372	$92,928	$68,434		$80,270	$61,986
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.94%	0.94%		0.94%	0.97%
Including waiver and/or reimbursement and recapture	0.90%	0.94%	0.94	%(C)	0.94%	0.97	%(B)
Net investment income (loss) to average net assets	0.77%	0.83%	0.83%		0.80%	0.99	%(B)
Portfolio turnover rate	45%	39%	52%		37%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $46,900.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$94,918	$—	$—	$94,918
Total	$—	$—	$94,918	$—	$—	$94,918

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$5,205,713	$—	$—	$5,205,713
Total	$—	$—	$5,205,713	$—	$—	$5,205,713

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$93,410	$—	$—	$93,410
Total	$—	$—	$93,410	$—	$—	$93,410

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$16,315,833

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2020
First $1 billion	0.60%
Over $1 billion up to $2 billion	0.59
Over $2 billion up to $3 billion	0.56
Over $3 billion up to $4 billion	0.52
Over $4 billion	0.46
Prior to May 1, 2020
First $750 million	0.73
Over $750 million up to $1 billion	0.68
Over $1 billion up to $5 billion	0.62
Over $5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.84%	May 1, 2021
Service Class	1.09	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 760,490,137	$ —	$ 1,535,720,451	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,162,798,014	$ 502,330,245	$ (21,926,107)	$ 480,404,138

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 25,787,591	$ 117,840,413	$ —	$ 31,665,171	$ 227,297,844	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 21,167,398	$ 243,510,632	$ —	$ —	$ —	$ 480,404,138

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Enhanced Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $117,840,413 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2020 will forever be remembered as the year of COVID-19. At the start of 2020, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully near the end of the first quarter with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the virus outbreak, and the market quickly exhibited the fastest rebound on record, with the S&P 500® Index experiencing pre-virus levels by August. Though cases of COVID-19 continued to rise throughout the fall, markets rose and volatility tempered in November on the back of a vaccine rollout and the U.S. election. Moving into year end, the U.S. Congress approved an additional $900 billion stimulus package which included direct payments to individuals and expanded unemployment benefits.

Global equity markets were up 16.50% for the year, as measured by the MSCI World Index. In the U.S., the Russell 2000® Index measuring small cap equities returned 19.96% for the year, outperforming large caps which were up 18.40% in 2020, as measured by the S&P 500® Index. Growth outperformed value as the Russell 3000® Growth Index rose by 38.26% and the Russell 3000® Value Index returned 2.87% in 2020. The best performing equity sectors were information technology and consumer discretionary, and the worst were energy and real estate. Emerging markets equities returned 18.69% for the year, as measured by the MSCI Emerging Markets Index, outperforming developed markets. European equity markets were up 5.93% for the year, as measured by the MSCI Europe Index and Japanese equities were up 14.91% in 2020, according to the MSCI Japan Index.

Global fixed income markets were mixed in 2020. From a policy perspective, the U.S. Federal Reserve (“Fed”) issued two separate emergency rate cuts in March, bringing the Federal Funds rate to a target range of 0.00%-0.25%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in 2020 as the 10-year U.S. Treasury yield fell 99 bps throughout the year. The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index returned 7.05% for the year, and the Bloomberg Barclays Investment Grade Corporate Index returned 9.89% in 2020. The Bloomberg Barclays Emerging Markets Index returned 6.52% for the year in USD terms.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan International Moderate Growth VP, Initial Class returned 14.90%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Bloomberg Barclays US Aggregate Bond Index, returned 8.09% and 7.51%, respectively.

STRATEGY REVIEW

The risk management framework (“RMF”) was active and had a negative impact on performance during the period. However, security selection and tactical asset allocation decisions contributed positively to performance during the period.

The Portfolio began the year with the RMF suggesting full levels of risk in all asset classes. The Portfolio came into 2020 with approximately 80% of the Portfolio in equities. By March 31, amidst the onset of the COVID-19 pandemic and associated volatility, the Portfolio de-risked in U.S. large cap and small cap equities, international developed market equities, emerging markets equity, and high yield debt, closing March with approximately 37% of the Portfolio in equities. [The RMF signals remained at least somewhat active for most of 2020, but the Portfolio ended the year with 73% in equities, due to tactical asset allocation decisions. The RMF contributed to positive performance in March as global markets sold off, however, the RMF detracted from performance moving through 2020 as markets rebounded sharply.

Underlying portfolio performance positively contributed to performance over the year. Underlying portfolio outperformance was led by Transamerica Morgan Stanley Capital Growth VP, which focuses on innovative growth companies, and Transamerica Unconstrained Bond. Both funds meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some underlying funds did underperform their respective benchmarks, such as Transamerica Janus Mid-Cap Growth VP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
International Equity Funds	62.7%
International Alternative Fund	12.1
U.S. Equity Funds	10.7
U.S. Fixed Income Funds	10.2
U.S. Government Obligation	2.9
U.S. Mixed Allocation Fund	1.0
Repurchase Agreement	0.6
Net Other Assets (Liabilities) ^	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	14.90%	8.08%	5.45%	05/01/2006
MSCI World Index ex-U.S. (A)	8.09%	8.19%	5.70%
Bloomberg Barclays US Aggregate Bond Index (B)	7.51%	4.44%	3.84%
Service Class	14.54%	7.82%	5.19%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses(A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,223.80	$0.89	$1,024.30	$0.81	0.16%
Service Class	1,000.00	1,222.10	2.29	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 96.7%
International Alternative Fund - 12.1%
Transamerica Unconstrained Bond (A)	7,558,056	$ 77,772,401

International Equity Funds - 62.7%
Transamerica Emerging Markets Opportunities (A)	1,816,903	21,221,426
Transamerica International Equity (A)	7,785,787	150,654,971
Transamerica International Growth (A)	20,466,561	190,543,684
Transamerica International Small Cap Value (A)	2,737,965	39,399,313

		401,819,394

U.S. Equity Funds - 10.7%
Transamerica Large Cap Value (A)	1,486,443	16,425,199
Transamerica Morgan Stanley Capital Growth VP (A)	813,600	31,616,510
Transamerica Small Cap Value (A)	1,975,139	20,738,962

		68,780,671

U.S. Fixed Income Funds - 10.2%
Transamerica Core Bond (A)	541,754	5,574,648
Transamerica High Yield Bond (A)	5,493,944	50,159,710
Transamerica Intermediate Bond (A)	915,741	9,725,170

		65,459,528

U.S. Mixed Allocation Fund - 1.0%
Transamerica PIMCO Total Return VP (A)	545,768	6,592,882

Total Investment Companies (Cost $520,875,039)		620,424,876

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 2.9%
U.S. Treasury - 2.9%
U.S. Treasury Note 2.50%, 01/31/2021 (B)	$ 18,655,000	$ 18,687,278

Total U.S. Government Obligation (Cost $18,938,353)		18,687,278

REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $3,616,578 on 01/04/2021. Collateralized by a U.S. Government Obligation, 0.24%, due 01/31/2022, and with a value of $3,688,974.	3,616,578	3,616,578

Total Repurchase Agreement (Cost $3,616,578)		3,616,578

Total Investments (Cost $543,429,970)		642,728,732
Net Other Assets (Liabilities) - (0.2)%		(1,569,107)

Net Assets - 100.0%		$ 641,159,625

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	61	03/31/2021	$7,679,450	$7,696,008	$16,558	$—
10-Year U.S. Treasury Note	110	03/22/2021	15,195,083	15,188,594	—	(6,489)
30-Year U.S. Treasury Bond	69	03/22/2021	12,075,148	11,949,937	—	(125,211)
CAD Currency	753	03/16/2021	58,967,006	58,990,020	23,014	—
EUR Currency	40	03/15/2021	6,059,149	6,123,000	63,851	—
MSCI EAFE Index	728	03/19/2021	76,990,401	77,561,120	570,719	—
MSCI Emerging Markets Index	80	03/19/2021	5,020,800	5,152,800	132,000	—
S&P/TSX 60 Index	92	03/18/2021	15,016,778	14,872,936	—	(143,842)
U.S. Treasury Ultra Bond	90	03/22/2021	19,510,073	19,220,625	—	(289,448)

Total					$806,142	$(564,990)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(48)	03/19/2021	$(4,584,623)	$(4,739,520)	$—	$(154,897)
EURO STOXX 50® Index	(663)	03/19/2021	(28,361,857)	(28,753,367)	—	(391,510)
FTSE 100 Index	(104)	03/19/2021	(9,243,814)	(9,130,529)	113,285	—
S&P 500® E-Mini Index	(198)	03/19/2021	(36,176,178)	(37,113,120)	—	(936,942)
S&P/ASX 200 Index	(44)	03/18/2021	(5,562,268)	(5,543,670)	18,598	—
TOPIX Index	(89)	03/11/2021	(15,104,288)	(15,553,775)	—	(449,487)

Total					$131,883	$(1,932,836)

Total Futures Contracts					$938,025	$(2,497,826)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$620,424,876	$—	$—	$620,424,876
U.S. Government Obligation	—	18,687,278	—	18,687,278
Repurchase Agreement	—	3,616,578	—	3,616,578

Total Investments	$620,424,876	$22,303,856	$—	$642,728,732

Other Financial Instruments
Futures Contracts (E)	$938,025	$—	$—	$938,025

Total Other Financial Instruments	$938,025	$—	$—	$938,025

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(2,497,826)	$—	$—	$(2,497,826)

Total Other Financial Instruments	$(2,497,826)	$—	$—	$(2,497,826)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$27,151,074	$—	$(21,672,445)	$(2,567,979)	$(2,910,650)	$—	—	$—	$—
Transamerica Core Bond	5,156,611	364,803	—	—	53,234	5,574,648	541,754	159,489	205,314
Transamerica Emerging Markets Equity	14,949,500	—	(15,137,765)	(891,236)	1,079,501	—	—	—	—
Transamerica Emerging Markets Opportunities	—	17,553,675	—	—	3,667,751	21,221,426	1,816,903	123,714	—
Transamerica High Yield Bond	11,408,943	38,486,970	(2,265,060)	(220,695)	2,749,552	50,159,710	5,493,944	2,022,670	—
Transamerica Intermediate Bond	37,119,831	650,428	(28,588,406)	579,549	(36,232)	9,725,170	915,741	472,222	178,206
Transamerica International Equity	146,817,920	11,072,969	(15,635,304)	1,213,314	7,186,072	150,654,971	7,785,787	1,920,970	—
Transamerica International Growth	170,811,398	1,862,011	(13,440,638)	(1,889,815)	33,200,728	190,543,684	20,466,561	1,862,011	—
Transamerica International Small Cap Value	45,481,233	419,744	(8,181,963)	(289,370)	1,969,669	39,399,313	2,737,965	419,744	—
Transamerica Large Cap Value	28,387,593	6,865,283	(17,682,499)	(3,278,601)	2,133,423	16,425,199	1,486,443	463,783	—
Transamerica Morgan Stanley Capital Growth VP	33,205,293	14,651,634	(46,872,233)	5,545,574	25,086,242	31,616,510	813,600	192,596	1,262,138
Transamerica PIMCO Total Return VP	26,020,048	300,862	(20,068,788)	753,107	(412,347)	6,592,882	545,768	300,862	—
Transamerica Small Cap Value	—	17,542,189	—	—	3,196,773	20,738,962	1,975,139	53,190	—
Transamerica Unconstrained Bond	82,828,908	2,605,800	(10,167,505)	(1,131,831)	3,637,029	77,772,401	7,558,056	2,193,325	—

Total	$629,338,352	$112,376,368	$(199,712,606)	$(2,177,983)	$80,600,745	$620,424,876	52,137,661	$10,184,576	$1,645,658

(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $17,088,516.
(C)	Rate disclosed reflects the yield at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $520,875,039)	$620,424,876
Unaffiliated investments, at value (cost $18,938,353)	18,687,278
Repurchase agreement, at value (cost $3,616,578)	3,616,578
Receivables and other assets:
Shares of beneficial interest sold	17,026
Dividends	416,247
Interest	195,168
Variation margin receivable on futures contracts	547,398

Total assets	643,904,571

Liabilities:
Payables and other liabilities:
Investments purchased	416,247
Shares of beneficial interest redeemed	506,960
Due to custodian	1,542,295
Investment management fees	65,852
Distribution and service fees	130,870
Transfer agent costs	924
Trustees, CCO and deferred compensation fees	2,856
Audit and tax fees	13,588
Custody fees	13,363
Legal fees	3,072
Printing and shareholder reports fees	38,507
Other accrued expenses	10,412

Total liabilities	2,744,946

Net assets	$641,159,625

Net assets consist of:
Capital stock ($0.01 par value)	$580,329
Additional paid-in capital	544,167,904
Total distributable earnings (accumulated losses)	96,411,392

Net assets	$641,159,625

Net assets by class:
Initial Class	$16,918,741
Service Class	624,240,884

Shares outstanding:
Initial Class	1,515,464
Service Class	56,517,438

Net asset value and offering price per share:
Initial Class	$11.16
Service Class	11.05

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$10,184,576
Interest income from unaffiliated investments	461,922

Total investment income	10,646,498

Expenses:
Investment management fees	712,457
Distribution and service fees:
Service Class	1,417,110
Transfer agent costs	8,484
Trustees, CCO and deferred compensation fees	18,288
Audit and tax fees	21,823
Custody fees	51,902
Legal fees	36,400
Printing and shareholder reports fees	35,234
Other	66,704

Total expenses	2,368,402

Net investment income (loss)	8,278,096

Net realized gain (loss) on:
Affiliated investments	(2,177,983)
Unaffiliated investments	348,251
Capital gain distributions received from affiliated investment companies	1,645,658
Futures contracts	(4,566,134)

Net realized gain (loss)	(4,750,208)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	80,600,745
Unaffiliated investments	(260,406)
Futures contracts	(4,220,980)
Translation of assets and liabilities denominated in foreign currencies	8,508

Net change in unrealized appreciation (depreciation)	76,127,867

Net realized and change in unrealized gain (loss)	71,377,659

Net increase (decrease) in net assets resulting from operations	$79,655,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$8,278,096	$13,563,770
Net realized gain (loss)	(4,750,208)	2,793,259
Net change in unrealized appreciation (depreciation)	76,127,867	85,558,304

Net increase (decrease) in net assets resulting from operations	79,655,755	101,915,333

Dividends and/or distributions to shareholders:
Initial Class	(403,866)	(1,581,699)
Service Class	(14,092,467)	(62,170,012)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,496,333)	(63,751,711)

Capital share transactions:
Proceeds from shares sold:
Initial Class	770,944	763,806
Service Class	3,764,513	1,356,958

	4,535,457	2,120,764

Dividends and/or distributions reinvested:
Initial Class	403,866	1,581,699
Service Class	14,092,467	62,170,012

	14,496,333	63,751,711

Cost of shares redeemed:
Initial Class	(1,758,902)	(1,999,655)
Service Class	(81,346,710)	(79,661,254)

	(83,105,612)	(81,660,909)

Net increase (decrease) in net assets resulting from capital share transactions	(64,073,822)	(15,788,434)

Net increase (decrease) in net assets	1,085,600	22,375,188

Net assets:
Beginning of year	640,074,025	617,698,837

End of year	$641,159,625	$640,074,025

Capital share transactions - shares:
Shares issued:
Initial Class	78,967	76,877
Service Class	408,046	138,893

	487,013	215,770

Shares reinvested:
Initial Class	41,253	175,161
Service Class	1,454,331	6,954,140

	1,495,584	7,129,301

Shares redeemed:
Initial Class	(184,011)	(203,144)
Service Class	(8,564,308)	(8,148,572)

	(8,748,319)	(8,351,716)

Net increase (decrease) in shares outstanding:
Initial Class	(63,791)	48,894
Service Class	(6,701,931)	(1,055,539)

	(6,765,722)	(1,006,645)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

Initial Class
December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$9.98	$9.48	$11.11	$9.29	$9.37

Investment operations:
Net investment income (loss) (A)	0.16	0.24	0.22	0.25	0.18	(B)
Net realized and unrealized gain (loss)	1.29	1.34	(1.48)	1.76	(0.06)

Total investment operations	1.45	1.58	(1.26)	2.01	0.12

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.24)	(0.26)	(0.19)	(0.20)
Net realized gains	0.00	(C)	(0.84)	(0.11)	—	—

Total dividends and/or distributions to shareholders	(0.27)	(1.08)	(0.37)	(0.19)	(0.20)

Net asset value, end of year	$11.16	$9.98	$9.48	$11.11	$9.29

Total return	14.90%	17.77%	(11.58)%	21.78%	1.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,919	$15,762	$14,506	$18,001	$15,583
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.16%	0.16%	0.16%	0.16%	0.15%
Including waiver and/or reimbursement and recapture	0.16%	0.16%	0.16	%(E)	0.16	%(E)	0.14	%(B)
Net investment income (loss) to average net assets	1.69%	2.43%	2.03%	2.43%	1.99	%(B)
Portfolio turnover rate	19%	17%	21%	4%	68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

Service Class
December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$9.88	$9.38	$11.01	$9.21	$9.28

Investment operations:
Net investment income (loss) (A)	0.13	0.21	0.19	0.23	0.16	(B)
Net realized and unrealized gain (loss)	1.28	1.34	(1.48)	1.74	(0.06)

Total investment operations	1.41	1.55	(1.29)	1.97	0.10

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.21)	(0.23)	(0.17)	(0.17)
Net realized gains	0.00	(C)	(0.84)	(0.11)	—	—

Total dividends and/or distributions to shareholders	(0.24)	(1.05)	(0.34)	(0.17)	(0.17)

Net asset value, end of year	$11.05	$9.88	$9.38	$11.01	$9.21

Total return	14.54%	17.61%	(11.91)%	21.47%	1.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$624,241	$624,312	$603,193	$743,218	$623,067
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.41%	0.41%	0.41%	0.41%	0.40%
Including waiver and/or reimbursement and recapture	0.41%	0.41%	0.41	%(E)	0.41	%(E)	0.39	%(B)
Net investment income (loss) to average net assets	1.42%	2.15%	1.77%	2.24%	1.72	%(B)
Portfolio turnover rate	19%	17%	21%	4%	68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$16,558	$86,865	$834,602	$—	$—	$938,025
Total	$16,558	$86,865	$834,602	$—	$—	$938,025

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(421,148)	$—	$(2,076,678)	$—	$—	$(2,497,826)
Total	$(421,148)	$—	$(2,076,678)	$—	$—	$(2,497,826)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$5,917,046	$2,209,098	$(12,692,278)	$—	$—	$(4,566,134)
Total	$5,917,046	$2,209,098	$(12,692,278)	$—	$—	$(4,566,134)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,697,242)	$(613,553)	$(1,910,185)	$—	$—	$(4,220,980)
Total	$(1,697,242)	$(613,553)	$(1,910,185)	$—	$—	$(4,220,980)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$226,128,170
Average notional value of contracts – short	(115,653,408)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Emerging market risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 100,135,368	$ 5,194,933	$ 199,348,937	$ 5,291,964

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 546,244,319	$ 96,754,085	$ (844,404)	$ 95,909,681

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 335,180	$ 7,391,042

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,453,692	$ 42,641	$ —	$ 12,752,610	$ 50,999,101	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,216,274	$ —	$ (7,726,222)	$ —	$ —	$ 95,921,340

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan International Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $42,641 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,845,824	$ 569,499

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® Index (“S&P 500”) ended the tumultuous year of 2020 up 18.40%. Information technology was the largest contributor, followed by consumer discretionary. Energy and real estate sectors were the largest detractors. Large cap stocks as represented by the S&P 500 underperformed the small cap Russell 2000® Index. Based on the Russell 3000® style indices, growth continued to outpace value for the year.

After a strong close to 2019, solid U.S. economic indicators continued to buoy the S&P 500 in the beginning of the year. As the COVID-19 pandemic continued to grow and ramp up globally, however, governments responded with economy-wide shutdowns, ultimately leading to a dramatic downturn for the markets in the first quarter. While extraordinary fiscal and monetary policy responses invigorated the market into a sharp recovery, disappointing economic data along with tensions between the U.S. and China generated frequent bouts of market volatility in the second quarter. Amid the pandemic, the U.S. GDP contracted throughout the first half of the year, ending more than a decade-long expansion, before economic activity picked up in the third quarter. Corporate earnings also recovered dramatically during the year, after taking a hit in the first quarter. Meanwhile, investor optimism surrounding vaccine development and continued demand for tech stocks continued to lift the markets through the summer. The year’s final quarter began with concerns about a resurgence of the virus and increased focus on the upcoming U.S. presidential election. Upbeat investor sentiment, however, drove the markets to record highs in December as investors anticipated reduced political uncertainty following the election results. Although enormous stimulus support and the advances on the vaccine front have lifted consumer and business confidence, news of the emergence of new, potentially more contagious mutations of COVID-19 remains an important development to watch in the near term.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 1.35%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 4.96%.

STRATEGY REVIEW

Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) underperformed its benchmark, the Russell Midcap Value Index during the 12-month period ended December 31, 2020.

During the year, stock selection in two areas, communication services and REITs, were the primary detractors from performance. In communication services, Portfolio holdings Discovery Communications (no longer held in the Portfolio) and Liberty Sirius both had their business models adversely impacted by the COVID-19 pandemic due to sharply shrinking advertising budgets. Our conviction in these companies, however, is strong as these are very strong businesses with subscription-based business models that should prove resilient throughout a market cycle. Unowned names, particularly from stocks new to the benchmark, also detracted from relative performance. Index provider Russell added more growth oriented, internet stocks (e.g., Zillow and Twitter) to the benchmark in its June rebalance. Such names generally do not fit value investors’ criteria yet have done extraordinarily well as growth remains in vogue. In fact, Twitter is now the Portfolio’s second largest underweight holding relative to its benchmark. Despite disappointing results in 2020, these are areas where we perceive there to be great value.

The Portfolio’s positioning in REITs has also detracted from performance. Our preference for shopping centers (Brixmor Property Group, Inc., Federal Realty Investment Trust, and Kimco Realty Corp.) was a headwind as government-mandated shutdowns and social distancing measures meant to curb the spread of COVID-19 severely disrupted retail operations. Additionally, we do not own the logistics, data center, and ecommerce players, which have been relative beneficiaries of the COVID-19 fallout. Despite a turnaround in the fourth quarter as investors gained more conviction that the worst was behind us, the rally was not enough to offset the underperformance over the course of the year. Recent positive data points, including increased leasing activity and more favorable signs that tenants will be able to re-open and pay rents, support our belief that open-air- shopping centers offer an affordable value proposition.

Despite a sharp rebound in the fourth quarter, the energy sector was still the worst performing sector for 2020. For the Portfolio over the full calendar year, the combination of a more conservative approach and underweight sector allocation served as a tailwind to relative performance. Cabot Oil & Gas Corp., a pure-play Appalachian gas producer and Williams Companies, a major midstream gas pipeline infrastructure company, boosted relative returns. Both companies continue to execute well on their operations, have strong levels of free cash flow, and run by management teams who are thoughtful with respect to their capital allocation policies.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

Stock selection in financials positively contributed to performance. The merits of a diversified approach proved beneficial as three of the Portfolio’s top five stock specific contributors to performance were in this sector: Discover Financial Services, Ameriprise Financial, Inc., and T. Rowe Price Group, Inc. It is noteworthy that held names posted a slightly positive return compared to the names in the benchmark which ended the year in negative territory. While we have trimmed some of the relative outperformers, we continue to expect multiple expansion as we believe the greatest risk to the economy is behind us and these companies’ superior quality attributes are not yet recognized by the market given the current valuation multiples.

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.6%
Repurchase Agreement	2.3
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	1.35%	7.96%	10.30%	05/03/1999
Russell Midcap® Value Index (A)	4.96%	9.73%	10.49%
Service Class	1.03%	7.68%	10.02%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,249.00	$4.97	$1,020.70	$4.47	0.88%
Service Class	1,000.00	1,247.90	6.39	1,019.50	5.74	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 97.6%
Airlines - 0.7%
Southwest Airlines Co.	63,662	$ 2,967,286

Auto Components - 0.4%
BorgWarner, Inc.	45,110	1,743,050

Banks - 8.3%
Citizens Financial Group, Inc.	156,014	5,579,061
Fifth Third Bancorp	231,998	6,396,185
First Republic Bank	22,408	3,292,407
Huntington Bancshares, Inc.	309,198	3,905,171
M&T Bank Corp.	51,500	6,555,950
Regions Financial Corp.	313,926	5,060,487
TCF Financial Corp.	99,682	3,690,228
Zions Bancorp NA	70,051	3,043,015

		37,522,504

Beverages - 1.6%
Constellation Brands, Inc., Class A	22,183	4,859,186
Keurig Dr. Pepper, Inc.	76,556	2,449,792

		7,308,978

Building Products - 1.1%
Fortune Brands Home & Security, Inc.	55,379	4,747,088

Capital Markets - 5.7%
Ameriprise Financial, Inc.	39,982	7,769,702
Northern Trust Corp.	55,003	5,122,979
Raymond James Financial, Inc.	63,028	6,029,889
T. Rowe Price Group, Inc.	45,020	6,815,578

		25,738,148

Chemicals - 1.8%
Celanese Corp.	26,501	3,443,540
Sherwin-Williams Co.	6,605	4,854,080

		8,297,620

Communications Equipment - 1.7%
CommScope Holding Co., Inc. (A)	121,899	1,633,447
Motorola Solutions, Inc.	34,386	5,847,683

		7,481,130

Construction Materials - 1.2%
Martin Marietta Materials, Inc.	19,378	5,502,771

Consumer Finance - 0.9%
Discover Financial Services	45,098	4,082,722

Containers & Packaging - 2.7%
Ball Corp.	38,573	3,594,232
Packaging Corp. of America	24,321	3,354,109
Pactiv Evergreen, Inc. (A)	57,042	1,034,742
Silgan Holdings, Inc.	109,637	4,065,340

		12,048,423

Distributors - 0.9%
Genuine Parts Co.	27,459	2,757,707
LKQ Corp. (A)	30,307	1,068,019

		3,825,726

Diversified Financial Services - 0.2%
Voya Financial, Inc.	17,532	1,031,057

Electric Utilities - 4.0%
Edison International	84,325	5,297,297
Entergy Corp.	56,191	5,610,109
Xcel Energy, Inc.	107,466	7,164,758

		18,072,164

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment - 3.4%
Acuity Brands, Inc.	34,537	$ 4,182,086
AMETEK, Inc.	48,564	5,873,330
Hubbell, Inc.	33,170	5,200,724

		15,256,140

Electronic Equipment, Instruments & Components - 3.9%
Amphenol Corp., Class A	43,526	5,691,895
CDW Corp.	32,232	4,247,855
Keysight Technologies, Inc. (A)	30,521	4,031,519
SYNNEX Corp.	43,923	3,577,089

		17,548,358

Equity Real Estate Investment Trusts - 9.0%
American Campus Communities, Inc.	38,118	1,630,307
American Homes 4 Rent, Class A	118,637	3,559,110
AvalonBay Communities, Inc.	29,081	4,665,465
Boston Properties, Inc.	43,336	4,096,552
Brixmor Property Group, Inc.	136,279	2,255,417
Essex Property Trust, Inc.	9,590	2,276,858
Federal Realty Investment Trust	24,443	2,080,588
Host Hotels & Resorts, Inc.	59,851	875,620
JBG SMITH Properties	54,752	1,712,095
Kimco Realty Corp.	163,562	2,455,066
Outfront Media, Inc.	67,438	1,319,087
Rayonier, Inc.	122,873	3,610,009
Regency Centers Corp.	37,867	1,726,357
Ventas, Inc.	38,336	1,879,997
Weyerhaeuser Co.	124,381	4,170,495
WP Carey, Inc.	30,640	2,162,571

		40,475,594

Food & Staples Retailing - 1.4%
Kroger Co.	120,473	3,826,223
US Foods Holding Corp. (A)	74,240	2,472,934

		6,299,157

Food Products - 0.9%
Post Holdings, Inc. (A)	41,230	4,164,642

Gas Utilities - 1.0%
National Fuel Gas Co.	106,911	4,397,249

Health Care Equipment & Supplies - 1.5%
Zimmer Biomet Holdings, Inc.	43,651	6,726,183

Health Care Providers & Services - 5.8%
AmerisourceBergen Corp.	46,586	4,554,247
Cigna Corp.	21,142	4,401,342
Henry Schein, Inc. (A)	50,194	3,355,971
Humana, Inc.	4,345	1,782,623
Laboratory Corp. of America Holdings (A)	30,665	6,241,861
Universal Health Services, Inc., Class B	40,880	5,621,000

		25,957,044

Hotels, Restaurants & Leisure - 0.4%
Darden Restaurants, Inc.	15,176	1,807,765

Household Durables - 2.2%
Mohawk Industries, Inc. (A)	36,171	5,098,302
Newell Brands, Inc.	226,461	4,807,767

		9,906,069

Household Products - 0.7%
Energizer Holdings, Inc.	74,955	3,161,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 1.3%
Carlisle Cos., Inc.	38,874	$ 6,071,341

Insurance - 6.6%
Alleghany Corp.	4,846	2,925,482
Hartford Financial Services Group, Inc.	109,960	5,385,841
Lincoln National Corp.	60,307	3,034,045
Loews Corp.	173,982	7,832,669
Marsh & McLennan Cos., Inc.	30,944	3,620,448
Progressive Corp.	38,353	3,792,345
W.R. Berkley Corp.	49,449	3,284,402

		29,875,232

Interactive Media & Services - 0.6%
IAC / InterActiveCorp (A)	14,619	2,768,108

Internet & Direct Marketing Retail - 0.5%
Expedia Group, Inc.	18,190	2,408,356

IT Services - 1.3%
Concentrix Corp. (A)	24,597	2,427,724
Jack Henry & Associates, Inc.	9,650	1,563,204
Leidos Holdings, Inc.	19,327	2,031,654

		6,022,582

Machinery - 6.1%
IDEX Corp.	25,652	5,109,878
ITT, Inc.	81,679	6,290,917
Lincoln Electric Holdings, Inc.	47,701	5,545,241
Middleby Corp. (A)	40,877	5,269,863
Snap-on, Inc.	25,055	4,287,913
Timken Co.	12,043	931,646

		27,435,458

Media - 3.6%
Discovery, Inc., Class C (A)	192,057	5,029,973
Liberty Broadband Corp., Class C (A)	31,986	5,065,623
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	141,587	6,160,450

		16,256,046

Multi-Utilities - 3.1%
CMS Energy Corp.	93,461	5,702,056
Sempra Energy	12,800	1,630,848
WEC Energy Group, Inc.	70,399	6,478,820

		13,811,724

Multiline Retail - 1.0%
Kohl’s Corp.	65,605	2,669,468
Nordstrom, Inc.	53,458	1,668,424

		4,337,892

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 3.6%
Cabot Oil & Gas Corp.	164,982	$ 2,685,907
Diamondback Energy, Inc.	139,445	6,749,138
EQT Corp.	143,538	1,824,368
Equitrans Midstream Corp.	174,854	1,405,826
Williams Cos., Inc.	183,125	3,671,656

		16,336,895

Real Estate Management & Development - 1.6%
CBRE Group, Inc., Class A (A)	90,524	5,677,665
Cushman & Wakefield PLC (A) (B)	95,679	1,418,920

		7,096,585

Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	34,890	5,154,300

Software - 0.9%
Synopsys, Inc. (A)	16,005	4,149,136

Specialty Retail - 3.3%
AutoZone, Inc. (A)	5,193	6,155,990
Best Buy Co., Inc.	54,922	5,480,666
Gap, Inc.	163,573	3,302,539

		14,939,195

Textiles, Apparel & Luxury Goods - 1.6%
Carter’s, Inc.	31,563	2,969,131
Ralph Lauren Corp.	42,552	4,414,345

		7,383,476

Total Common Stocks (Cost $350,330,043)		440,114,796

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $10,498,754 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.75%, due 02/28/2022, and with a value of $10,708,780.	$ 10,498,754	10,498,754

Total Repurchase Agreement (Cost $10,498,754)		10,498,754

Total Investments (Cost $360,828,797)		450,613,550
Net Other Assets (Liabilities) - 0.1%		633,251

Net Assets - 100.0%		$ 451,246,801

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$440,114,796	$—	$—	$440,114,796
Repurchase Agreement	—	10,498,754	—	10,498,754

Total Investments	$440,114,796	$10,498,754	$—	$450,613,550

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $302,903, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $311,481. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $350,330,043) (including securities loaned of $302,903)	$440,114,796
Repurchase agreement, at value (cost $10,498,754)	10,498,754
Receivables and other assets:
Investments sold	72,048
Net income from securities lending	508
Shares of beneficial interest sold	219,172
Dividends	771,221

Total assets	451,676,499

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	998
Investment management fees	317,767
Distribution and service fees	52,600
Transfer agent costs	631
Trustees, CCO and deferred compensation fees	2,334
Audit and tax fees	14,242
Custody fees	12,184
Legal fees	2,139
Printing and shareholder reports fees	18,696
Other accrued expenses	8,107

Total liabilities	429,698

Net assets	$451,246,801

Net assets consist of:
Capital stock ($0.01 par value)	$291,883
Additional paid-in capital	351,227,291
Total distributable earnings (accumulated losses)	99,727,627

Net assets	$451,246,801

Net assets by class:
Initial Class	$199,873,232
Service Class	251,373,569

Shares outstanding:
Initial Class	12,781,452
Service Class	16,406,813

Net asset value and offering price per share:
Initial Class	$15.64
Service Class	15.32

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$8,110,715
Interest income	28,046
Net income from securities lending	8,799

Total investment income	8,147,560

Expenses:
Investment management fees	3,411,675
Distribution and service fees:
Service Class	550,817
Transfer agent costs	5,889
Trustees, CCO and deferred compensation fees	12,569
Audit and tax fees	23,754
Custody fees	35,697
Legal fees	25,507
Printing and shareholder reports fees	25,962
Other	23,822

Total expenses	4,115,692

Net investment income (loss)	4,031,868

Net realized gain (loss) on:
Investments	8,535,917

Net change in unrealized appreciation (depreciation) on:
Investments	(13,061,902)

Net realized and change in unrealized gain (loss)	(4,525,985)

Net increase (decrease) in net assets resulting from operations	$(494,117)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$4,031,868	$4,613,751
Net realized gain (loss)	8,535,917	16,154,197
Net change in unrealized appreciation (depreciation)	(13,061,902)	80,834,212

Net increase (decrease) in net assets resulting from operations	(494,117)	101,602,160

Dividends and/or distributions to shareholders:
Initial Class	(9,012,198)	(22,335,137)
Service Class	(11,034,625)	(24,809,759)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(20,046,823)	(47,144,896)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,173,258	2,913,853
Service Class	26,976,053	21,223,463

	29,149,311	24,137,316

Dividends and/or distributions reinvested:
Initial Class	9,012,198	22,335,137
Service Class	11,034,625	24,809,759

	20,046,823	47,144,896

Cost of shares redeemed:
Initial Class	(30,251,926)	(9,019,383)
Service Class	(35,273,397)	(19,051,948)

	(65,525,323)	(28,071,331)

Net increase (decrease) in net assets resulting from capital share transactions	(16,329,189)	43,210,881

Net increase (decrease) in net assets	(36,870,129)	97,668,145

Net assets:
Beginning of year	488,116,930	390,448,785

End of year	$451,246,801	$488,116,930

Capital share transactions - shares:
Shares issued:
Initial Class	180,420	179,174
Service Class	2,065,235	1,342,451

	2,245,655	1,521,625

Shares reinvested:
Initial Class	683,778	1,511,173
Service Class	854,073	1,709,839

	1,537,851	3,221,012

Shares redeemed:
Initial Class	(2,206,584)	(553,057)
Service Class	(2,675,912)	(1,200,018)

	(4,882,496)	(1,753,075)

Net increase (decrease) in shares outstanding:
Initial Class	(1,342,386)	1,137,290
Service Class	243,396	1,852,272

	(1,098,990)	2,989,562

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$16.28	$14.44	$16.88		$19.40		$20.41

Investment operations:
Net investment income (loss) (A)	0.16	0.19	0.23		0.15		0.16	(B)
Net realized and unrealized gain (loss)	(0.08)	3.42	(2.14)		2.07		2.66

Total investment operations	0.08	3.61	(1.91)		2.22		2.82

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.24)	(0.15)		(0.16)		(0.45)
Net realized gains	(0.54)	(1.53)	(0.38)		(4.58)		(3.38)

Total dividends and/or distributions to shareholders	(0.72)	(1.77)	(0.53)		(4.74)		(3.83)

Net asset value, end of year	$15.64	$16.28	$14.44		$16.88		$19.40

Total return	1.35%	26.21%	(11.81)%		13.47%		14.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$199,873	$230,002	$187,476		$271,777		$257,643
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.87%	0.87%		0.87%		0.88%
Including waiver and/or reimbursement and recapture	0.88%	0.87%	0.87	%(C)	0.87	%(C)	0.86	%(B)
Net investment income (loss) to average net assets	1.14%	1.15%	1.35%		0.79%		0.79	%(B)
Portfolio turnover rate	22%	14%	16%		15%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$15.97	$14.18	$16.60		$19.16		$20.21

Investment operations:
Net investment income (loss) (A)	0.12	0.14	0.18		0.10		0.12	(B)
Net realized and unrealized gain (loss)	(0.09)	3.37	(2.11)		2.04		2.61

Total investment operations	0.03	3.51	(1.93)		2.14		2.73

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.19)	(0.11)		(0.12)		(0.40)
Net realized gains	(0.54)	(1.53)	(0.38)		(4.58)		(3.38)

Total dividends and/or distributions to shareholders	(0.68)	(1.72)	(0.49)		(4.70)		(3.78)

Net asset value, end of year	$15.32	$15.97	$14.18		$16.60		$19.16

Total return	1.03%	25.99%	(12.09)%		13.19%		14.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$251,374	$258,115	$202,973		$257,734		$225,420
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13%	1.12%	1.12%		1.12%		1.12%
Including waiver and/or reimbursement and recapture	1.13%	1.12%	1.12	%(C)	1.12	%(C)	1.11	%(B)
Net investment income (loss) to average net assets	0.88%	0.90%	1.09%		0.54%		0.62	%(B)
Portfolio turnover rate	22%	14%	16%		15%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $8,154.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $100 million	0.88%
Over $100 million up to $750 million	0.83
Over $750 million up to $1.5 billion	0.81
Over $1.5 billion	0.80

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2021
Service Class	1.20	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 85,260,828	$ —	$ 106,782,957	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 363,234,087	$ 105,719,256	$ (18,339,793)	$ 87,379,463

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,557,049	$ 15,489,774	$ —	$ 6,674,834	$ 40,470,062	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,426,514	$ 7,921,650	$ —	$ —	$ —	$ 87,379,463

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $15,489,774 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

The year 2020 will forever be remembered as the year of COVID-19. At the start of 2020, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully near the end of the first quarter with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the virus outbreak, and the market quickly exhibited the fastest rebound on record, with the S&P 500® experiencing pre-virus levels by August. Though cases of COVID-19 continued to rise throughout the fall, markets rose and volatility tempered in November on the back of a vaccine rollout and the U.S. election. Moving into year end, the U.S. Congress approved an additional $900 billion stimulus package which included direct payments to individuals and expanded unemployment benefits.

Global equity markets were up 16.50% for the year, as measured by the MSCI World Index. In the U.S., the Russell 2000® Index measuring small cap equities returned 19.96% for the year, outperforming large caps which were up 18.40% in 2020, as measured by the S&P 500® Index. Growth outperformed value as the Russell 3000® Growth Index rose by 38.26% and the Russell 3000® Value Index returned 2.87% in 2020. The best performing equity sectors were information technology and consumer discretionary, and the worst were energy and real estate. Emerging markets equities returned 18.69% for the year, as measured by the MSCI Emerging Markets Index, outperforming developed markets. European equity markets were up 5.93% for the year, as measured by the MSCI Europe Index and Japanese equities were up 14.91% in 2020, according to the MSCI Japan Index.

Global fixed income markets were mixed in 2020. From a policy perspective, the U.S. Federal Reserve (“Fed”) issued two separate emergency rate cuts in March, bringing the Federal Funds rate to a target range of 0.00%-0.25%. The Bloomberg Barclays US Aggregate Bond Index returned 7.51% in 2020 as the 10-year U.S. Treasury yield fell 99 bps throughout the year. The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index returned 7.05% for the year, and the Bloomberg Barclays Investment Grade Corporate Index returned 9.89% in 2020. The Bloomberg Barclays Emerging Markets Index returned 6.52% for the year in USD terms.

PERFORMANCE

For the year ended December 31, 2020, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 12.36%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, returned 7.51%, 20.89% and 10.32%, respectively.

STRATEGY REVIEW

Outperformance versus the benchmark was driven by tactical asset allocation decisions, followed by security selection.

The Portfolio began 2020 slightly overweight equities at approximately 26%. By March 31, amidst the onset of the COVID-19 pandemic and associated volatility, the Portfolio lowered the equity allocation to 24%. Starting in April, the Portfolio reduced its allocation to the Core Bond strategy to fund purchases of investment grade and high yield corporate bonds, as we believed the Fed’s purchasing of corporate bonds provided a favorable backstop to credit markets. These allocations to credit were additive to performance over the year. The Portfolio ended the year with approximately 27% in equities.

Underlying fund performance helped performance over the year. Underlying fund outperformance was led by the Core Bond and Growth Advantage strategies. Allocations to the Value Advantage and EAFE Reasearch Enhanced strategies detracted from performance.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Morgan Moriarty, CFA

John Speer

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	34.8%
Common Stocks	23.2
U.S. Government Agency Obligations	11.8
Repurchase Agreement	8.5
U.S. Government Obligations	7.2
Asset-Backed Securities	5.5
Investment Companies	5.5
Mortgage-Backed Securities	4.5
Other Investment Company	1.3
Foreign Government Obligations	0.3
Exchange-Traded Fund	0.2
Preferred Stocks	0.1
Municipal Government Obligations	0.1
Short-Term U.S. Government Obligation	0.0 *
Master Limited Partnership	0.0 *
Net Other Assets (Liabilities) ^	(3.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	12.36%	6.80%	5.71%	03/01/1994
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.84%
Russell 3000® Index (B)	20.89%	15.43%	13.79%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (C) (D)	10.32%	6.76%	5.98%
Service Class	12.10%	6.55%	5.46%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: 75% Bloomberg Barclays US Aggregate Bond Index and 25% MSCI World Index.

(D) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,092.50	$4.10	$1,021.20	$3.96	0.78%
Service Class	1,000.00	1,092.10	5.42	1,020.00	5.23	1.03

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 5.5%
Cayman Islands - 0.2%
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	$183,643	$184,038
Goodgreen Trust
Series 2017-2A, Class A,
3.26%, 10/15/2053 (A)	571,671	596,041
Series 2019-2A, Class A,
2.76%, 10/15/2054 (A)	814,881	842,253
Hero Funding Trust Series 2017-3A, Class A2, 3.95%, 09/20/2048 (A)	454,135	475,481
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	151,835	156,443

		2,254,256

United States - 5.3%
Academic Loan Funding Trust Series 2013-1A, Class A, 1-Month LIBOR + 0.80%, 0.95% (B), 12/26/2044 (A)	139,714	138,734
ACC Trust Series 2019-2, Class A, 2.82%, 02/21/2023 (A)	463,578	465,721
ACE Securities Corp. Home Equity Loan Trust
Series 2002-HE3, Class M1,
1-Month LIBOR + 1.80%, 1.95% (B), 10/25/2032	146,799	149,208
Series 2003-HE1, Class M1,
1-Month LIBOR + 0.98%, 1.12% (B), 11/25/2033	519,058	520,175
Series 2004-HE4, Class M2,
1-Month LIBOR + 0.98%, 1.12% (B), 12/25/2034	202,370	199,682
American Homes 4 Rent Trust
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	166,438
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	196,100
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	224,138	240,587
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	325,452
Series 2015-SFR2, Class D,
5.04%, 10/17/2052 (A)	700,000	773,743
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (A)	400,000	450,110
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (A)	450,000	458,829
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class C,
2.71%, 08/18/2022	79,747	80,214
Series 2017-1, Class D,
3.13%, 01/18/2023	284,000	290,971

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M1,
1-Month LIBOR + 0.98%, 1.12% (B), 11/25/2033	$ 380,236	$ 378,940
Series 2003-HE6, Class M2,
1-Month LIBOR + 2.48%, 2.62% (B), 11/25/2033	398,145	400,341
Series 2003-HE6, Class M3,
1-Month LIBOR + 3.00%, 3.15% (B), 11/25/2033	118,566	121,123
Series 2004-HE3, Class M2,
1-Month LIBOR + 1.68%, 1.83% (B), 06/25/2034	675,867	678,993
Bayview Financial Acquisition Trust Series 2004-C, Class M3, 1-Month LIBOR + 1.95%, 2.10% (B), 05/28/2044	93,146	93,271
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3,
1-Month LIBOR + 1.80%, 1.95% (B), 06/25/2034	50,241	50,114
Series 2004-HE6, Class M2,
1-Month LIBOR + 1.88%, 2.02% (B), 08/25/2034	242,184	241,637
Bear Stearns Asset-Backed Securities Trust Series 2003-2, Class M1, 1-Month LIBOR + 1.80%, 1.95% (B), 03/25/2043	429,936	433,311
Business Jet Securities LLC
Series 2018-2, Class A,
4.45%, 06/15/2033 (A)	1,052,884	1,071,875
Series 2019-1, Class A,
4.21%, 07/15/2034 (A)	1,375,307	1,404,318
Series 2020-1A, Class A,
2.98%, 11/15/2035 (A)	718,385	728,072
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C) (D)	981,859	979,711
CarMax Auto Owner Trust Series 2017-3, Class D, 3.46%, 10/16/2023	906,000	920,905
Carvana Auto Receivables Trust Series 2019-3A, Class D, 3.04%, 04/15/2025 (A)	1,850,000	1,912,525
Centex Home Equity Loan Trust Series 2004-A, Class M1, 1-Month LIBOR + 0.60%, 0.75% (B), 01/25/2034	665,833	657,191
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 0.71% (B), 02/25/2033	249,424	235,568
Series 2003-5, Class 2A2,
1-Month LIBOR + 0.60%, 0.75% (B), 07/25/2033	576,894	552,797

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CHEC Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 0.98%, 1.12% (B), 07/25/2034 (A)	$ 198,752	$ 194,974
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 2.66% (B), 06/25/2040 (A)	106,627	8,926
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (A)	875,000	936,397
Series 2019-3, Class A,
2.71%, 10/15/2052 (A)	978,245	1,030,957
Series 2019-3, Class B,
3.16%, 10/15/2052 (A)	1,500,000	1,555,224
Countrywide Partnership Trust Series 2004-EC1, Class M2, 1-Month LIBOR + 0.95%, 1.09% (B), 01/25/2035	209,748	204,139
CPS Auto Receivables Trust Series 2017-C, Class D, 3.79%, 06/15/2023 (A)	637,760	646,681
Credit Acceptance Auto Loan Trust Series 2018-1A, Class A, 3.01%, 02/16/2027 (A)	33,616	33,644
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB6, Class M1,
1-Month LIBOR + 1.05%, 1.20% (B), 12/25/2033	612,086	612,584
Series 2004-CB2, Class M1,
1-Month LIBOR + 0.78%, 0.93% (B), 07/25/2033	660,767	643,975
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M5, 1-Month LIBOR + 1.91%, 2.05% (B), 08/25/2034	221,812	221,216
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	194,932	198,448
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	399,368	417,082
Drive Auto Receivables Trust
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	290,952	293,800
Series 2017-1, Class D,
3.84%, 03/15/2023	426,495	431,597
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	761,868	773,323
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	188,683	191,297
Series 2018-3, Class C,
3.72%, 09/16/2024	132,473	133,101
Series 2018-4, Class C,
3.66%, 11/15/2024	530,638	534,726
Series 2019-1, Class D,
4.09%, 06/15/2026	435,000	455,649

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Drive Auto Receivables Trust (continued)
Series 2019-3, Class D,
3.18%, 10/15/2026	$ 1,000,000	$ 1,041,379
DT Auto Owner Trust
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	92	92
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	86,504	87,074
Exeter Automobile Receivables Trust
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	45,053	45,382
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	910,000	930,356
First Investors Auto Owner Trust Series 2017-2A, Class C, 3.00%, 08/15/2023 (A)	1,420,340	1,433,181
FirstKey Homes Trust Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (A)	1,300,000	1,296,420
Flagship Credit Auto Trust
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	210,481	212,494
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	68,090	68,231
Series 2019-4, Class D,
3.12%, 01/15/2026 (A)	1,675,000	1,753,817
Fort Cre LLC Series 2018-1A, Class C, 1-Month LIBOR + 2.83%, 2.98% (B), 11/16/2035 (A)	2,075,000	1,940,033
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (A)	387,362	400,811
FREED ABS Trust
Series 2018-2, Class A,
3.99%, 10/20/2025 (A)	59,030	59,154
Series 2019-2, Class A,
2.62%, 11/18/2026 (A)	250,678	252,044
Series 2020-FP1, Class B,
3.06%, 03/18/2027 (A)	1,750,000	1,777,608
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2024	569,552	426,025
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	35,075	35,412
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (A)	104,507	103,227
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051 (C)	792,046	769,869
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	114,958	121,198
Hero Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (A)	117,175	120,267

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Hero Funding Trust (continued)
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	$ 350,768	$ 376,470
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	90,705	92,760
Home Equity Asset Trust
Series 2003-3, Class M1,
1-Month LIBOR + 1.29%, 1.44% (B), 08/25/2033	553,044	550,840
Series 2004-3, Class M1,
1-Month LIBOR + 0.86%, 1.00% (B), 08/25/2034	450,205	447,370
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M8,
1-Month LIBOR + 3.30%, 3.45% (B), 11/25/2034	105,324	104,643
Series 2004-C, Class M1,
1-Month LIBOR + 0.84%, 0.99% (B), 03/25/2035	604,845	589,805
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.82% (B), 08/25/2038 (A)	410,956	8,352
Series 2013-2, Class A,
1.71% (B), 03/25/2039 (A)	422,820	17,126
Series 2014-2, Class A,
2.78% (B), 04/25/2040 (A)	194,623	16,357
Lendingpoint Asset Securitization Trust Series 2019-2, Class A, 3.07%, 11/10/2025 (A)	145,808	145,935
LL ABS Trust Series 2019-1A, Class A, 2.87%, 03/15/2027 (A)	285,944	287,245
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2,
1-Month LIBOR + 0.90%, 1.05% (B), 07/25/2034	559,276	551,756
Series 2004-3, Class M4,
1-Month LIBOR + 1.61%, 1.76% (B), 07/25/2034	171,430	170,278
Series 2004-4, Class M1,
1-Month LIBOR + 0.90%, 1.05% (B), 10/25/2034	433,850	428,142
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (A) (C) (D) (E)	481,569	485,706
Master Asset-Backed Securities Trust
Series 2004-OPT2, Class M1,
1-Month LIBOR + 0.90%, 1.05% (B), 09/25/2034	81,443	81,057
Series 2005-NC1, Class M2,
1-Month LIBOR + 0.75%, 0.90% (B), 12/25/2034	81,772	79,337
Meritage Mortgage Loan Trust Series 2003-1, Class M2, 1-Month LIBOR + 2.33%, 2.47% (B), 11/25/2033	205,050	211,756

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE8, Class M1,
1-Month LIBOR + 0.96%, 1.11% (B), 09/25/2034	$ 662,682	$ 642,740
Series 2004-NC2, Class M1,
1-Month LIBOR + 0.83%, 0.97% (B), 12/25/2033	191,966	189,320
Series 2004-NC7, Class M2,
1-Month LIBOR + 0.93%, 1.08% (B), 07/25/2034	108,013	105,837
Series 2004-NC8, Class M4,
1-Month LIBOR + 1.50%, 1.65% (B), 09/25/2034	421,447	419,896
Series 2004-NC8, Class M5,
1-Month LIBOR + 1.65%, 1.80% (B), 09/25/2034	316,098	314,664
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1-Month LIBOR + 0.98%, 1.13% (B), 02/25/2033	538,866	538,113
MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	1,379,359	1,403,573
New Century Home Equity Loan Trust
Series 2004-2, Class M3,
1-Month LIBOR + 1.01%, 1.15% (B), 08/25/2034	393,132	389,460
Series 2004-2, Class M5,
1-Month LIBOR + 2.03%, 2.17% (B), 08/25/2034	216,811	216,111
Series 2004-4, Class M1,
1-Month LIBOR + 0.77%, 0.91% (B), 02/25/2035	647,688	634,315
Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 04/18/2022	104,524	104,794
NovaStar Mortgage Funding Trust Series 2003-3, Class M1, 1-Month LIBOR + 1.13%, 1.27% (B), 12/25/2033	75,129	75,032
NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (A)	1,200,000	1,200,443
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (A)	1,456,000	1,467,168
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (A)	655,000	655,000
Option One Mortgage Loan Trust
Series 2003-6, Class A2,
1-Month LIBOR + 0.66%, 0.81% (B), 11/25/2033	397,615	382,400
Series 2004-1, Class M2,
1-Month LIBOR + 1.65%, 1.80% (B), 01/25/2034	438,704	435,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M4, 1-Month LIBOR + 1.25%, 1.39% (B), 01/25/2036	$ 441,033	$ 441,243
Progress Residential Trust
Series 2017-SFR1, Class A,
2.77%, 08/17/2034 (A)	166,918	168,935
Series 2017-SFR1, Class C,
3.32%, 08/17/2034 (A)	2,000,000	2,023,619
Series 2018-SFR2, Class A,
3.71%, 08/17/2035 (A)	2,400,000	2,438,645
Series 2018-SFR2, Class E,
4.66%, 08/17/2035 (A)	771,000	784,002
PRPM LLC Series 2019-4A, Class A1, 3.35% (B), 11/25/2024 (A)	502,355	504,198
RAMP Trust
Series 2005-RS6, Class M4,
1-Month LIBOR + 0.98%, 1.12% (B), 06/25/2035	1,250,000	1,250,324
Series 2006-RZ3, Class M1,
1-Month LIBOR + 0.35%, 0.50% (B), 08/25/2036	1,040,183	1,016,134
RASC Trust Series 2005-EMX1, Class M1, 1-Month LIBOR + 0.65%, 0.79% (B), 03/25/2035	254,716	253,055
Regional Management Issuance Trust Series 2019-1, Class B, 3.43%, 11/15/2028 (A)	1,600,000	1,630,203
Renaissance Home Equity Loan Trust Series 2003-2, Class A, 1-Month LIBOR + 0.88%, 1.03% (B), 08/25/2033	632,661	610,363
SART Series 2018-1, 4.75%, 06/15/2025	1,064,063	1,082,685
Securitized Asset-Backed Receivables LLC Trust Series 2004-NC1, Class M2, 1-Month LIBOR + 1.73%, 1.87% (B), 02/25/2034	171,056	171,274
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (C) (D)	1,000,000	1,000,000
Soundview Home Loan Trust Series 2005-OPT1, Class M2, 1-Month LIBOR + 0.68%, 0.82% (B), 06/25/2035	508,106	505,447
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1-Month LIBOR + 0.90%, 1.05% (B), 11/25/2034	318,093	315,716
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 1-Month LIBOR + 0.17%, 0.32% (B), 01/25/2037	217,654	213,554

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 09/15/2024	$ 1,000,000	$ 1,021,895
Tricolor Auto Securitization Trust Series 2020-1A, Class A, 4.88%, 11/15/2026 (A)	955,430	957,227
US Auto Funding LLC Series 2018-1A, Class A, 5.50%, 07/15/2023 (A)	258,645	265,391
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A1, 3.97% (B), 02/25/2049 (A)	404,043	404,953
Series 2019-NPL7, Class A1A, 3.18% (B), 10/25/2049 (A)	907,761	908,679
Series 2019-NPL8, Class A1A, 3.28% (B), 11/25/2049 (A)	710,794	711,115
Series 2019-NPL8, Class A1B, 4.09% (B), 11/25/2049 (A)	1,560,000	1,557,446
Series 2020-NPL2, Class A1A, 2.98% (B), 02/25/2050 (A)	877,787	879,171
VM Debt Trust Series 2019-1, 7.50%, 06/15/2024	1,131,228	1,111,702
VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09% (B), 10/25/2049 (A)	1,600,000	1,599,798
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A, 3.33% (B), 11/26/2049 (A)	849,230	851,662
VOLT LXXXV LLC Series 2020-NPL1, Class A1A, 3.23% (B), 01/25/2050 (A)	756,937	759,060
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	293,204	307,815
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A, 1-Month LIBOR + 0.60%, 0.75% (B), 04/25/2034	515,227	498,188
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	103,139	103,500
World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	935,000	964,216

		78,839,151

Total Asset-Backed Securities (Cost $79,548,887)		81,093,407

CORPORATE DEBT SECURITIES - 34.8%
Australia - 0.4%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	216,000	245,424
Australia & New Zealand Banking Group, Ltd.
Fixed until 07/22/2025, 2.95% (B), 07/22/2030 (A)	485,000	511,722
4.40%, 05/19/2026 (A)	200,000	230,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Australia (continued)
Commonwealth Bank of Australia
2.85%, 05/18/2026 (A)	$ 250,000	$ 276,449
4.50%, 12/09/2025 (A)	200,000	230,734
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	184,000	197,152
Macquarie Bank, Ltd. 4.00%, 07/29/2025 (A) (F)	150,000	171,442
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (B), 11/28/2028 (A)	475,000	527,012
Fixed until 01/15/2029, 5.03% (B), 01/15/2030 (A)	760,000	918,295
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (B), 08/02/2034 (A)	640,000	718,733
Newcrest Finance Pty, Ltd. 3.25%, 05/13/2030 (A)	130,000	143,593
Scentre Group Trust 1 / Scentre Group Trust 2 3.25%, 10/28/2025 (A)	568,000	604,790
Transurban Finance Co. Pty, Ltd. 2.45%, 03/16/2031 (A) (F)	140,000	146,865
Westpac Banking Corp.
Fixed until 11/23/2026, 4.32% (B), 11/23/2031, MTN	795,000	906,519
4.42%, 07/24/2039	225,000	287,245

		6,116,029

Canada - 0.8%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	156,182	152,819
3.55%, 07/15/2031 (A)	716,285	627,123
3.75%, 06/15/2029 (A)	1,174,506	1,162,273
4.13%, 11/15/2026 (A)	174,529	168,150
Alimentation Couche-Tard, Inc.
2.95%, 01/25/2030 (A)	190,000	207,636
3.80%, 01/25/2050 (A) (F)	521,000	617,256
Bank of Montreal Fixed until 12/15/2027, 3.80% (B), 12/15/2032	117,000	132,618
Barrick Gold Corp. 6.45%, 10/15/2035	100,000	139,102
Bell Canada 4.30%, 07/29/2049	256,000	335,245
Brookfield Finance, Inc.
3.90%, 01/25/2028	118,000	135,396
4.70%, 09/20/2047	147,000	186,020
4.85%, 03/29/2029	169,000	207,031
Enbridge, Inc.
3.13%, 11/15/2029 (F)	559,000	614,642
4.50%, 06/10/2044	150,000	175,350
Fixed until 04/15/2030, 5.75% (B), 07/15/2080	165,000	185,760
Fixed until 03/01/2028, 6.25% (B), 03/01/2078	160,000	174,988
Fortis, Inc. 3.06%, 10/04/2026	1,093,000	1,203,044
Glencore Finance Canada, Ltd. 5.55%, 10/25/2042 (A)	158,000	193,768

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Hydro-Quebec 9.40%, 02/01/2021	$ 220,000	$ 221,450
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (B), 02/24/2032	400,000	437,362
Nutrien, Ltd.
4.13%, 03/15/2035	200,000	238,173
5.00%, 04/01/2049	95,000	131,382
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (A)	200,000	205,953
3.88%, 03/20/2027 (A)	201,000	221,953
Rogers Communications, Inc.
3.70%, 11/15/2049 (F)	278,000	328,643
4.35%, 05/01/2049	235,000	304,277
Royal Bank of Canada 4.65%, 01/27/2026, MTN	103,000	121,594
Suncor Energy, Inc.
3.10%, 05/15/2025	1,322,000	1,446,341
5.95%, 12/01/2034	300,000	391,208
7.88%, 06/15/2026	86,000	110,967
TransCanada PipeLines, Ltd.
4.10%, 04/15/2030	535,000	632,813
4.25%, 05/15/2028	80,000	94,492
4.63%, 03/01/2034	125,000	152,753
4.88%, 01/15/2026	162,000	192,610
6.20%, 10/15/2037	100,000	139,242
Transcanada Trust Fixed until 08/15/2026, 5.88% (B), 08/15/2076	295,000	328,925

		12,318,359

Cayman Islands - 0.5%
Avolon Holdings Funding, Ltd.
2.88%, 02/15/2025 (A)	950,000	968,683
4.25%, 04/15/2026 (A)	560,000	603,326
4.38%, 05/01/2026 (A)	350,000	379,153
5.25%, 05/15/2024 (A)	270,000	293,656
5.50%, 01/15/2023 - 01/15/2026 (A)	600,000	664,448
CK Hutchison International 19, Ltd.
3.25%, 04/11/2024 (A) (F)	610,000	652,017
3.63%, 04/11/2029 (A) (F)	325,000	367,579
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022 (A)	200,000	208,718
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023 (A)	315,000	330,096
5.25%, 08/15/2022 (A)	1,040,000	1,091,490
5.50%, 02/15/2024 (A)	155,000	169,049
Vale Overseas, Ltd. 3.75%, 07/08/2030	1,086,000	1,208,186

		6,936,401

China - 0.0% (G)
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	253,150

Colombia - 0.0% (G)
Ecopetrol SA
4.13%, 01/16/2025	107,000	116,364
5.38%, 06/26/2026	116,000	133,605

		249,969

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Denmark - 0.2%
Danske Bank A/S
Fixed until 12/08/2022, 1.17% (B), 12/08/2023 (A)	$ 534,000	$ 536,405
Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	564,000	603,532
Fixed until 01/12/2022, 5.00% (B), 01/12/2023 (A)	1,120,000	1,165,766
5.38%, 01/12/2024 (A)	630,000	710,741

		3,016,444

Finland - 0.0% (G)
Nordea Bank Abp 4.25%, 09/21/2022 (A)	200,000	212,305

France - 1.1%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	209,178
Banque Federative du Credit Mutuel SA 2.38%, 11/21/2024 (A)	554,000	587,334
BNP Paribas SA
Fixed until 06/09/2025, 2.22% (B), 06/09/2026 (A)	940,000	983,834
Fixed until 08/12/2030, 2.59% (B), 08/12/2035 (A)	355,000	362,926
Fixed until 01/13/2030, 3.05% (B), 01/13/2031 (A)	435,000	474,684
3.80%, 01/10/2024 (A)	1,168,000	1,272,323
BPCE SA
Fixed until 10/06/2025, 1.65% (B), 10/06/2026 (A)	590,000	603,766
2.38%, 01/14/2025 (A)	1,048,000	1,107,583
3.38%, 12/02/2026, MTN	270,000	304,537
4.50%, 03/15/2025 (A)	850,000	960,850
4.63%, 07/11/2024 (A)	200,000	223,574
5.15%, 07/21/2024 (A)	915,000	1,041,944
Credit Agricole SA
Fixed until 06/16/2025, 1.91% (B), 06/16/2026 (A)	310,000	321,534
3.25%, 10/04/2024 (A)	820,000	889,517
4.13%, 01/10/2027 (A)	500,000	575,787
Societe Generale SA
Fixed until 12/14/2025, 1.49% (B), 12/14/2026 (A)	830,000	837,332
2.63%, 10/16/2024 (A)	1,134,000	1,201,567
3.00%, 01/22/2030 (A)	640,000	682,808
Fixed until 07/08/2030, 3.65% (B), 07/08/2035 (A)	380,000	411,499
3.88%, 03/28/2024 (A)	560,000	610,561
4.25%, 04/14/2025 - 08/19/2026 (A)	500,000	556,033
Total Capital International SA
2.99%, 06/29/2041	876,000	947,794
3.13%, 05/29/2050	130,000	140,889
3.46%, 07/12/2049	325,000	378,101

		15,685,955

Germany - 0.2%
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (B), 11/24/2026	200,000	204,688

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Germany (continued)
Deutsche Bank AG (continued)
Fixed until 09/18/2023, 2.22% (B), 09/18/2024	$ 1,320,000	$ 1,357,935
3.70%, 05/30/2024	233,000	250,642
4.25%, 10/14/2021	503,000	515,790

		2,329,055

Guernsey, Channel Islands - 0.0% (G)
Credit Suisse Group AG 3.75%, 03/26/2025	350,000	388,573

Hong Kong - 0.0% (G)
AIA Group, Ltd. 3.60%, 04/09/2029 (A)	265,000	298,155

Ireland - 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.88%, 08/14/2024	180,000	187,198
3.15%, 02/15/2024	485,000	508,408
3.30%, 01/23/2023	150,000	156,518
3.50%, 01/15/2025	755,000	801,677
4.13%, 07/03/2023	150,000	160,674
4.45%, 12/16/2021	150,000	154,482
4.50%, 09/15/2023	610,000	661,376
6.50%, 07/15/2025	150,000	179,317
AIB Group PLC
Fixed until 04/10/2024, 4.26% (B), 04/10/2025 (A) (F)	1,028,000	1,123,983
4.75%, 10/12/2023 (A)	725,000	797,462
Aon PLC 3.50%, 06/14/2024	200,000	218,089
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	1,345,000	1,605,319
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	134,000	142,097
3.20%, 09/23/2026	816,000	912,846

		7,609,446

Italy - 0.1%
Eni SpA
4.00%, 09/12/2023 (A)	200,000	217,669
4.25%, 05/09/2029 (A) (F)	406,000	480,954
UniCredit SpA Fixed until 09/22/2025, 2.57% (B), 09/22/2026 (A)	350,000	357,229

		1,055,852

Japan - 1.0%
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (B)	221,000	243,929
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (A)	171,000	176,510
Mitsubishi UFJ Financial Group, Inc.
2.19%, 02/25/2025	1,163,000	1,228,588
2.67%, 07/25/2022	170,000	175,884
3.41%, 03/07/2024	420,000	456,416
3.75%, 07/18/2039	285,000	347,143
3.76%, 07/26/2023	259,000	280,795
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	205,999

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Japan (continued)
Mizuho Bank, Ltd. 3.60%, 09/25/2024 (A)	$ 230,000	$ 253,694
Mizuho Financial Group, Inc.
3-Month LIBOR + 0.63%, 0.84% (B), 05/25/2024	600,000	601,043
Fixed until 07/10/2023, 1.24% (B), 07/10/2024	790,000	803,108
Fixed until 05/25/2025, 2.23% (B), 05/25/2026	1,122,000	1,180,394
Fixed until 09/13/2029, 2.87% (B), 09/13/2030	272,000	295,064
MUFG Bank, Ltd. 4.10%, 09/09/2023 (A)	200,000	219,365
Nissan Motor Co., Ltd.
3.52%, 09/17/2025 (A)	520,000	556,776
4.35%, 09/17/2027 (A)	200,000	220,905
Nomura Holdings, Inc.
2.65%, 01/16/2025	450,000	480,586
2.68%, 07/16/2030	200,000	211,733
ORIX Corp.
2.90%, 07/18/2022	126,000	130,584
3.25%, 12/04/2024	300,000	327,952
Sumitomo Life Insurance Co. Fixed until 09/14/2027, 4.00% (B), 09/14/2077 (A)	200,000	222,252
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/2025	888,000	942,257
2.63%, 07/14/2026	134,000	145,648
2.78%, 10/18/2022	205,000	213,644
3.10%, 01/17/2023	172,000	181,464
3.45%, 01/11/2027	365,000	410,870
3.94%, 10/16/2023	800,000	876,511
Takeda Pharmaceutical Co., Ltd.
3.03%, 07/09/2040	735,000	775,651
3.18%, 07/09/2050	430,000	458,498
3.38%, 07/09/2060	200,000	221,768
5.00%, 11/26/2028	860,000	1,068,550

		13,913,581

Luxembourg - 0.0% (G)
DH Europe Finance II SARL 3.25%, 11/15/2039	200,000	227,789
nVent Finance SARL 4.55%, 04/15/2028	187,000	203,111

		430,900

Mexico - 0.1%
America Movil SAB de CV
3.13%, 07/16/2022	200,000	207,452
3.63%, 04/22/2029	570,000	644,140
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032	200,000	200,250
2.75%, 01/22/2030	175,000	188,219
Grupo Bimbo SAB de CV 4.00%, 09/06/2049 (A)	200,000	226,270
Mexico City Airport Trust 5.50%, 07/31/2047 (A)	200,000	210,700

		1,677,031

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-National - 0.0% (G)
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.88%, 01/15/2027	$ 460,000	$ 516,261

Netherlands - 0.6%
ABN AMRO Bank NV 4.75%, 07/28/2025 (A)	300,000	345,255
Airbus SE 3.95%, 04/10/2047 (A)	150,000	174,156
Cooperatieve Rabobank UA
3.75%, 07/21/2026	960,000	1,084,954
4.38%, 08/04/2025	255,000	291,025
4.63%, 12/01/2023	250,000	278,638
Deutsche Telekom International Finance BV 4.88%, 03/06/2042 (A)	386,000	513,373
EDP Finance BV
1.71%, 01/24/2028 (A)	820,000	819,410
3.63%, 07/15/2024 (A)	200,000	218,274
Enel Finance International NV
3.50%, 04/06/2028 (A)	400,000	455,559
3.63%, 05/25/2027 (A)	420,000	476,582
4.63%, 09/14/2025 (A)	200,000	232,919
6.00%, 10/07/2039 (A)	226,000	322,452
Heineken NV 3.40%, 04/01/2022 (A)	150,000	155,274
ING Groep NV 4.10%, 10/02/2023	480,000	527,338
Shell International Finance BV
2.75%, 04/06/2030	1,368,000	1,513,465
3.25%, 04/06/2050	130,000	147,410
4.13%, 05/11/2035	290,000	362,806
4.55%, 08/12/2043	28,000	37,201
Siemens Financieringsmaatschappij NV
2.35%, 10/15/2026 (A)	350,000	377,797
3.13%, 03/16/2024 (A)	250,000	270,157
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026	220,000	251,709

		8,855,754

New Zealand - 0.1%
ANZ New Zealand International, Ltd. 3.45%, 07/17/2027 (A)	222,000	251,322
ASB Bank, Ltd. 3.13%, 05/23/2024 (A)	535,000	576,889

		828,211

Norway - 0.0% (G)
Equinor ASA
2.38%, 05/22/2030	70,000	74,924
2.88%, 04/06/2025	145,000	158,370

		233,294

Panama - 0.0% (G)
Banco Nacional de Panama 2.50%, 08/11/2030 (A)	300,000	300,000

Republic of Korea - 0.1%
KIA Motors Corp. 3.25%, 04/21/2026 (A)	440,000	481,250
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	201,459

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Republic of Korea (continued)
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (A)	$ 200,000	$ 200,338

		883,047

Saudi Arabia - 0.0% (G)
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (A) (F)	200,000	204,945

Singapore - 0.0% (G)
BOC Aviation, Ltd.
2.75%, 09/18/2022 (A)	210,000	214,276
3.50%, 10/10/2024 (A)	200,000	211,933

		426,209

Spain - 0.2%
Banco Bilbao Vizcaya Argentaria SA 1.13%, 09/18/2025	400,000	402,890
Banco Santander SA
2.71%, 06/27/2024	1,000,000	1,067,777
2.75%, 12/03/2030	200,000	206,145
3.49%, 05/28/2030 (F)	400,000	448,314
Telefonica Emisiones SA 4.90%, 03/06/2048	340,000	426,561

		2,551,687

Switzerland - 0.5%
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (B), 06/05/2026 (A)	250,000	261,263
Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (A)	1,240,000	1,304,819
Fixed until 06/12/2023, 4.21% (B), 06/12/2024 (A)	1,047,000	1,134,343
4.28%, 01/09/2028 (A)	2,403,000	2,776,943
Fixed until 09/03/2030 (H), 4.50% (A) (B)	630,000	633,087
UBS Group AG
Fixed until 01/30/2026, 1.36% (B), 01/30/2027 (A)	340,000	343,807
Fixed until 08/15/2022, 2.86% (B), 08/15/2023 (A)	200,000	207,335
Fixed until 08/13/2029, 3.13% (B), 08/13/2030 (A) (F)	522,000	584,021
4.13%, 09/24/2025 (A)	540,000	618,331

		7,863,949

United Kingdom - 1.8%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	250,000	287,075
AstraZeneca PLC
1.38%, 08/06/2030	1,097,000	1,085,847
2.13%, 08/06/2050 (F)	522,000	488,485
4.00%, 09/18/2042	90,000	111,097
6.45%, 09/15/2037	120,000	185,204
BAE Systems PLC
1.90%, 02/15/2031 (A)	256,000	258,804
3.40%, 04/15/2030 (A)	1,286,000	1,456,877
Barclays PLC
Fixed until 12/10/2023, 1.01% (B), 12/10/2024	1,299,000	1,308,210
Fixed until 06/24/2030, 2.65% (B), 06/24/2031 (F)	460,000	479,018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
Barclays PLC (continued)
3.65%, 03/16/2025	$ 200,000	$ 220,027
4.84%, 05/09/2028	236,000	272,009
BAT International Finance PLC 1.67%, 03/25/2026	135,000	138,189
BP Capital Markets PLC
3.28%, 09/19/2027	794,000	891,527
3.54%, 11/04/2024	230,000	254,527
Fixed until 06/22/2025 (H), 4.38% (B)	356,000	380,938
Fixed until 03/22/2030 (H), 4.88% (B)	539,000	601,362
HSBC Holdings PLC
Fixed until 09/22/2027, 2.01% (B), 09/22/2028	1,600,000	1,637,963
Fixed until 08/18/2030, 2.36% (B), 08/18/2031	750,000	774,615
Fixed until 03/13/2027, 4.04% (B), 03/13/2028	700,000	799,377
4.25%, 08/18/2025	200,000	227,235
Fixed until 09/12/2025, 4.29% (B), 09/12/2026	884,000	1,007,477
4.38%, 11/23/2026	200,000	230,765
Fixed until 12/17/2030 (H), 4.60% (B)	200,000	203,524
4.95%, 03/31/2030	689,000	863,729
6.50%, 09/15/2037	375,000	548,755
Imperial Brands Finance PLC
3.13%, 07/26/2024 (A)	604,000	646,853
3.50%, 07/26/2026 (A)	812,000	898,771
Lloyds Banking Group PLC 4.38%, 03/22/2028	221,000	263,022
Nationwide Building Society 1.00%, 08/28/2025 (A)	750,000	750,375
Natwest Group PLC
Fixed until 05/22/2027, 3.07% (B), 05/22/2028	760,000	824,882
Fixed until 03/22/2024, 4.27% (B), 03/22/2025	1,400,000	1,548,808
Fixed until 05/08/2029, 4.45% (B), 05/08/2030 (F)	380,000	452,710
Reckitt Benckiser Treasury Services PLC 3.00%, 06/26/2027 (A)	210,000	234,676
Royalty Pharma PLC
0.75%, 09/02/2023 (A)	240,000	241,147
1.20%, 09/02/2025 (A)	755,000	767,629
1.75%, 09/02/2027 (A)	235,000	241,807
3.30%, 09/02/2040 (A)	195,000	205,035
3.55%, 09/02/2050 (A)	200,000	213,090
Standard Chartered PLC
Fixed until 10/14/2022, 1.32% (B), 10/14/2023 (A)	705,000	712,050
Fixed until 09/10/2021, 2.74% (B), 09/10/2022 (A)	200,000	202,841
Fixed until 01/30/2025, 2.82% (B), 01/30/2026 (A)	985,000	1,043,369
Fixed until 05/21/2029, 4.31% (B), 05/21/2030 (A) (F)	200,000	234,248
5.20%, 01/26/2024 (A)	210,000	232,458
Vodafone Group PLC
4.25%, 09/17/2050 (F)	77,000	95,369

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
Vodafone Group PLC (continued)
4.38%, 02/19/2043	$ 255,000	$ 316,698
4.88%, 06/19/2049	314,000	419,630
5.00%, 05/30/2038	45,000	58,880
5.25%, 05/30/2048	187,000	260,481
6.25%, 11/30/2032	180,000	246,573

		25,824,038

United States - 26.6%
Abbott Laboratories
1.15%, 01/30/2028	170,000	172,496
1.40%, 06/30/2030	170,000	172,467
AbbVie, Inc.
2.80%, 03/15/2023	129,000	134,898
3.20%, 11/21/2029	2,206,000	2,472,255
3.45%, 03/15/2022	269,000	277,420
3.85%, 06/15/2024	164,000	180,621
4.05%, 11/21/2039	1,109,000	1,342,139
4.25%, 11/21/2049	637,000	798,684
4.40%, 11/06/2042	230,000	288,824
4.45%, 05/14/2046	658,000	837,101
4.50%, 05/14/2035	200,000	251,215
4.75%, 03/15/2045	150,000	196,039
AES Corp.
1.38%, 01/15/2026 (A)	350,000	353,004
2.45%, 01/15/2031 (A)	350,000	354,721
3.30%, 07/15/2025 (A)	220,000	239,800
3.95%, 07/15/2030 (A)	370,000	418,252
Aetna, Inc.
3.88%, 08/15/2047	323,000	385,234
4.13%, 11/15/2042	424,000	502,783
6.75%, 12/15/2037	70,000	106,536
Aflac, Inc. 4.00%, 10/15/2046	522,000	628,256
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	150,000	225,959
Air Lease Corp.
2.88%, 01/15/2026, MTN	470,000	497,323
3.25%, 03/01/2025 - 10/01/2029	2,393,000	2,553,307
3.38%, 07/01/2025	240,000	258,096
Air Products & Chemicals, Inc. 2.80%, 05/15/2050	80,000	87,930
Albemarle Corp. 5.45%, 12/01/2044	100,000	119,739
Alexander Funding Trust 1.84%, 11/15/2023 (A)	2,035,000	2,058,163
Alexandria Real Estate Equities, Inc.
1.88%, 02/01/2033	716,000	714,854
4.90%, 12/15/2030	290,000	369,047
Alliant Energy Finance LLC 1.40%, 03/15/2026 (A)	120,000	120,518
Alphabet, Inc. 1.90%, 08/15/2040	419,000	411,233
Altria Group, Inc.
3.88%, 09/16/2046	784,000	828,129
4.80%, 02/14/2029	1,290,000	1,545,545
Amazon.com, Inc.
2.70%, 06/03/2060	235,000	251,295
3.88%, 08/22/2037	984,000	1,227,510

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Ameren Corp. 3.50%, 01/15/2031	$ 366,000	$ 422,274
American Airlines Pass-Through Trust
3.00%, 04/15/2030	391,204	382,913
3.65%, 02/15/2029	486,476	490,351
3.70%, 04/01/2028	118,484	111,389
American International Group, Inc. 3.88%, 01/15/2035	477,000	572,343
American Tower Corp.
1.50%, 01/31/2028	310,000	311,937
1.88%, 10/15/2030 (F)	275,000	277,398
2.75%, 01/15/2027	825,000	895,060
2.90%, 01/15/2030	540,000	588,611
2.95%, 01/15/2051	210,000	210,501
3.10%, 06/15/2050	115,000	118,453
3.38%, 10/15/2026	113,000	126,939
3.70%, 10/15/2049	350,000	397,691
3.95%, 03/15/2029	1,225,000	1,425,659
American Water Capital Corp.
2.80%, 05/01/2030	450,000	496,747
3.45%, 05/01/2050	232,000	275,605
4.00%, 12/01/2046	91,000	114,900
Amgen, Inc.
2.30%, 02/25/2031	170,000	181,320
3.15%, 02/21/2040	313,000	344,553
3.38%, 02/21/2050	408,000	455,850
Analog Devices, Inc. 4.50%, 12/05/2036	140,000	168,081
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	2,062,000	2,619,332
4.90%, 02/01/2046	375,000	487,586
Anheuser-Busch InBev Finance, Inc.
4.63%, 02/01/2044	55,000	68,297
4.70%, 02/01/2036	155,000	194,390
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/2028	480,000	565,901
4.35%, 06/01/2040	270,000	331,277
4.38%, 04/15/2038	504,000	624,052
4.44%, 10/06/2048	495,000	616,136
4.50%, 06/01/2050	1,299,000	1,639,676
4.60%, 04/15/2048	553,000	699,767
ANR Pipeline Co. 9.63%, 11/01/2021	70,000	74,940
Anthem, Inc.
2.88%, 09/15/2029	710,000	789,351
4.10%, 03/01/2028	105,000	124,129
4.63%, 05/15/2042	109,000	142,127
4.65%, 08/15/2044	97,000	127,584
Appalachian Power Co. 5.80%, 10/01/2035	25,000	34,742
Apple, Inc.
2.90%, 09/12/2027	299,000	334,407
2.95%, 09/11/2049	704,000	789,706
3.20%, 05/11/2027	171,000	193,081
3.45%, 02/09/2045	936,000	1,135,936
3.75%, 09/12/2047	300,000	376,059
3.85%, 08/04/2046	129,000	165,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Arizona Public Service Co. 5.05%, 09/01/2041	$ 23,000	$ 31,353
Arrow Electronics, Inc.
3.25%, 09/08/2024	132,000	142,851
3.88%, 01/12/2028	111,000	125,168
Assurant, Inc. 4.20%, 09/27/2023	250,000	273,456
AT&T, Inc.
1.65%, 02/01/2028	475,000	484,639
2.25%, 02/01/2032	1,125,000	1,141,221
2.55%, 12/01/2033 (A)	1,298,000	1,330,629
2.75%, 06/01/2031	131,000	139,990
3.10%, 02/01/2043	1,266,000	1,284,950
3.50%, 06/01/2041	290,000	312,649
3.50%, 09/15/2053 (A)	239,000	239,351
3.55%, 09/15/2055 (A)	517,000	515,245
3.65%, 09/15/2059 (A)	1,459,000	1,473,208
4.30%, 02/15/2030	425,000	507,678
4.80%, 06/15/2044	166,000	207,292
Athene Global Funding 2.95%, 11/12/2026 (A)	1,390,000	1,490,854
Atmos Energy Corp. 3.00%, 06/15/2027	230,000	254,503
AutoZone, Inc. 1.65%, 01/15/2031	170,000	168,610
Avangrid, Inc. 3.15%, 12/01/2024	108,000	117,723
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	150,000	151,886
5.50%, 12/15/2024 (A)	489,000	541,356
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.14%, 11/07/2029 (F)	500,000	549,263
Baker Hughes Holdings LLC 5.13%, 09/15/2040 (F)	115,000	152,022
Baltimore Gas & Electric Co.
2.90%, 06/15/2050	120,000	129,202
3.50%, 08/15/2046	141,000	163,880
5.20%, 06/15/2033	200,000	246,849
Bank of America Corp.
Fixed until 10/24/2030, 1.92% (B), 10/24/2031, MTN	410,000	415,420
Fixed until 06/19/2040, 2.68% (B), 06/19/2041, MTN	1,838,000	1,915,006
Fixed until 04/24/2022, 2.88% (B), 04/24/2023	340,000	350,852
Fixed until 10/22/2029, 2.88% (B), 10/22/2030, MTN	1,250,000	1,372,637
Fixed until 12/20/2022, 3.00% (B), 12/20/2023	958,000	1,008,305
Fixed until 10/01/2024, 3.09% (B), 10/01/2025, MTN	161,000	174,285
Fixed until 01/23/2025, 3.37% (B), 01/23/2026	1,650,000	1,816,486
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	476,000	537,663
Fixed until 03/05/2023, 3.55% (B), 03/05/2024	115,000	122,853

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bank of America Corp. (continued)
Fixed until 07/21/2027, 3.59% (B), 07/21/2028, MTN	$ 305,000	$ 346,486
Fixed until 04/24/2027, 3.71% (B), 04/24/2028	3,338,000	3,800,175
Fixed until 01/20/2027, 3.82% (B), 01/20/2028, MTN	3,554,000	4,082,088
3.95%, 04/21/2025, MTN	338,000	381,024
Fixed until 03/05/2028, 3.97% (B), 03/05/2029, MTN	400,000	467,036
4.00%, 01/22/2025, MTN	378,000	424,752
4.18%, 11/25/2027, MTN	335,000	388,629
4.25%, 10/22/2026, MTN	142,000	166,561
Fixed until 06/01/2023 (H), 5.20% (B)	700,000	729,750
BAT Capital Corp.
2.26%, 03/25/2028	280,000	290,653
3.22%, 09/06/2026	265,000	291,864
3.56%, 08/15/2027	1,134,000	1,262,685
3.73%, 09/25/2040	120,000	125,165
3.98%, 09/25/2050	185,000	193,055
4.39%, 08/15/2037	823,000	924,488
4.54%, 08/15/2047	366,000	406,425
4.91%, 04/02/2030	602,000	727,032
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	470,000	552,822
Becton Dickinson & Co.
3.36%, 06/06/2024	475,000	516,360
3.70%, 06/06/2027	80,000	91,809
3.79%, 05/20/2050	422,000	501,278
4.67%, 06/06/2047	270,000	354,526
Berkshire Hathaway Energy Co.
1.65%, 05/15/2031 (A)	170,000	169,976
2.85%, 05/15/2051 (A)	205,000	210,878
3.70%, 07/15/2030 (A)	171,000	202,268
6.13%, 04/01/2036	122,000	180,570
Berkshire Hathaway Finance Corp.
2.85%, 10/15/2050	314,000	336,285
4.20%, 08/15/2048	636,000	839,859
Biogen, Inc.
2.25%, 05/01/2030	1,172,000	1,224,272
3.15%, 05/01/2050	105,000	108,878
Blackstone Secured Lending Fund 3.65%, 07/14/2023 (A)	205,000	213,173
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	187,818
Boardwalk Pipelines, LP 4.80%, 05/03/2029	170,000	194,801
Boeing Co.
1.95%, 02/01/2024	335,000	345,009
2.25%, 06/15/2026	250,000	255,878
2.75%, 02/01/2026	2,335,000	2,455,368
3.10%, 05/01/2026	280,000	299,823
3.25%, 02/01/2028 - 02/01/2035	240,000	252,276
3.60%, 05/01/2034	365,000	384,324
3.63%, 02/01/2031 (F)	1,185,000	1,296,842
4.51%, 05/01/2023	940,000	1,015,982
4.88%, 05/01/2025	1,568,000	1,787,375
5.04%, 05/01/2027 (F)	224,000	261,872

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Boeing Co. (continued)
5.15%, 05/01/2030	$ 295,000	$ 357,024
5.71%, 05/01/2040	160,000	207,635
Bon Secours Mercy Health, Inc.
3.21%, 06/01/2050	205,000	218,923
3.46%, 06/01/2030	470,000	533,848
Boston Gas Co.
3.00%, 08/01/2029 (A)	420,000	463,618
4.49%, 02/15/2042 (A)	24,000	30,438
Boston Properties, LP 3.20%, 01/15/2025	190,000	207,040
Boston Scientific Corp.
2.65%, 06/01/2030	450,000	481,996
4.00%, 03/01/2029	238,000	280,486
4.55%, 03/01/2039	141,000	179,806
4.70%, 03/01/2049	200,000	274,392
BP Capital Markets America, Inc.
1.75%, 08/10/2030	115,000	115,705
2.77%, 11/10/2050	200,000	199,314
2.94%, 06/04/2051	325,000	331,998
3.00%, 02/24/2050	203,000	208,426
3.02%, 01/16/2027	490,000	540,894
3.54%, 04/06/2027	775,000	882,011
Bristol-Myers Squibb Co.
1.13%, 11/13/2027	45,000	45,450
2.55%, 11/13/2050	225,000	229,713
3.45%, 11/15/2027	2,111,000	2,435,104
4.13%, 06/15/2039	252,000	321,088
4.55%, 02/20/2048	235,000	327,797
5.00%, 08/15/2045	225,000	325,436
5.70%, 10/15/2040	114,000	166,373
British Airways Pass-Through Trust
3.30%, 06/15/2034 (A)	320,900	320,133
4.13%, 03/20/2033 (A)	560,468	519,171
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	150,000	164,301
Broadcom, Inc.
3.15%, 11/15/2025	959,000	1,047,182
4.11%, 09/15/2028	379,000	433,760
4.15%, 11/15/2030	623,000	721,286
4.25%, 04/15/2026	250,000	286,309
4.75%, 04/15/2029	880,000	1,049,595
Brooklyn Union Gas Co. 4.27%, 03/15/2048 (A)	160,000	203,558
Brown & Brown, Inc. 2.38%, 03/15/2031	460,000	481,442
Bunge, Ltd. Finance Corp. 1.63%, 08/17/2025	860,000	888,822
Burlington Northern Santa Fe LLC
3.05%, 02/15/2051	155,000	176,522
3.90%, 08/01/2046	390,000	498,365
4.38%, 09/01/2042	100,000	132,330
5.15%, 09/01/2043	231,000	333,702
6.15%, 05/01/2037	200,000	305,059
7.95%, 08/15/2030	200,000	301,883
Cameron LNG LLC 3.70%, 01/15/2039 (A)	414,000	466,830

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Capital One Financial Corp.
3.20%, 02/05/2025	$ 175,000	$ 190,952
3.75%, 04/24/2024 - 07/28/2026	260,000	291,018
4.20%, 10/29/2025	100,000	114,171
Cargill, Inc. 2.13%, 04/23/2030 (A)	451,000	474,485
Carrier Global Corp.
2.24%, 02/15/2025	125,000	132,270
2.49%, 02/15/2027	262,000	282,708
Celanese US Holdings LLC 3.50%, 05/08/2024	350,000	379,021
CenterPoint Energy Houston Electric LLC 3.00%, 02/01/2027	137,000	150,829
CenterPoint Energy, Inc.
2.95%, 03/01/2030	33,000	35,918
Fixed until 09/01/2023 (H), 6.13% (B)	360,000	377,100
Charles Schwab Corp.
0.90%, 03/11/2026	225,000	227,880
Fixed until 12/01/2030 (H), 4.00% (B)	1,135,000	1,194,587
Charter Communications Operating LLC / Charter Communications Operating Capital
2.30%, 02/01/2032	210,000	210,244
3.70%, 04/01/2051	505,000	524,420
3.75%, 02/15/2028	825,000	925,016
4.80%, 03/01/2050	1,234,000	1,473,890
5.05%, 03/30/2029	290,000	352,600
5.38%, 05/01/2047	80,000	99,848
6.38%, 10/23/2035	89,000	121,934
6.83%, 10/23/2055	120,000	182,002
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	60,000	70,979
Chevron Corp. 2.98%, 05/11/2040	294,000	325,479
Children’s Hospital 2.93%, 07/15/2050	180,000	180,265
Cigna Corp.
3.05%, 11/30/2022 - 10/15/2027	750,000	830,749
3.20%, 03/15/2040	373,000	409,012
3.40%, 03/01/2027 - 03/15/2050	488,000	549,936
4.38%, 10/15/2028	238,000	287,667
4.50%, 02/25/2026	144,000	168,820
Cigna Holding Co. 3.25%, 04/15/2025	125,000	136,322
Cimarex Energy Co. 3.90%, 05/15/2027	490,000	540,047
Citigroup, Inc.
Fixed until 11/05/2029, 2.98% (B), 11/05/2030	981,000	1,080,388
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	4,931,000	5,574,765
Fixed until 07/24/2027, 3.67% (B), 07/24/2028	1,170,000	1,326,434
3.88%, 03/26/2025	100,000	111,601
Fixed until 01/24/2038, 3.88% (B), 01/24/2039 (F)	100,000	119,169
Fixed until 12/10/2025 (H), 4.00% (B)	485,000	497,731
4.30%, 11/20/2026	926,000	1,078,054
4.40%, 06/10/2025	358,000	409,304

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc. (continued)
5.30%, 05/06/2044	$ 30,000	$ 42,327
Fixed until 08/15/2026 (H), 6.25% (B)	580,000	665,236
Fixed until 05/15/2024 (H), 6.30% (B)	116,000	125,744
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028 (A)	167,000	177,620
4.55%, 11/15/2030 (A)	290,000	334,341
Clorox Co. 1.80%, 05/15/2030	233,000	240,455
CNA Financial Corp. 3.45%, 08/15/2027	160,000	181,256
Coca-Cola Co.
2.50%, 06/01/2040	284,000	302,501
2.60%, 06/01/2050	281,000	296,514
Comcast Corp.
1.50%, 02/15/2031	300,000	297,970
2.35%, 01/15/2027	800,000	860,808
2.45%, 08/15/2052	1,106,000	1,073,309
3.20%, 07/15/2036	671,000	762,302
3.25%, 11/01/2039	890,000	1,010,493
3.40%, 04/01/2030	129,000	149,170
3.45%, 02/01/2050	142,000	167,569
3.75%, 04/01/2040	661,000	798,505
4.20%, 08/15/2034	340,000	426,118
4.25%, 01/15/2033	589,000	739,232
4.60%, 10/15/2038	314,000	413,797
4.95%, 10/15/2058	440,000	668,035
CommonSpirit Health
1.55%, 10/01/2025	140,000	143,805
2.78%, 10/01/2030	140,000	148,223
3.91%, 10/01/2050	140,000	156,073
Commonwealth Edison Co.
3.00%, 03/01/2050	144,000	157,134
3.65%, 06/15/2046	210,000	249,631
3.70%, 03/01/2045	40,000	47,140
4.70%, 01/15/2044	160,000	214,062
ConAgra Brands, Inc. 1.38%, 11/01/2027	350,000	353,230
Conagra Brands, Inc. 5.30%, 11/01/2038	90,000	120,321
Concho Resources, Inc.
2.40%, 02/15/2031	130,000	136,061
3.75%, 10/01/2027	485,000	554,312
4.30%, 08/15/2028 (F)	505,000	597,029
Connecticut Light & Power Co.
3.20%, 03/15/2027	130,000	145,901
4.30%, 04/15/2044	314,000	408,707
ConocoPhillips Co. 4.95%, 03/15/2026	150,000	180,104
Consolidated Edison Co. of New York, Inc. 3.70%, 11/15/2059	150,000	173,512
Constellation Brands, Inc.
3.15%, 08/01/2029	267,000	297,345
3.75%, 05/01/2050	88,000	103,615
4.40%, 11/15/2025	120,000	139,337
Consumers Energy Co. 4.05%, 05/15/2048	70,000	91,931
Continental Airlines Pass-Through Trust 4.15%, 10/11/2025	315,430	317,449

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Corning, Inc.
3.90%, 11/15/2049	$ 464,000	$ 568,988
5.35%, 11/15/2048	110,000	155,630
Cottage Health Obligated Group 3.30%, 11/01/2049	270,000	304,196
Cox Communications, Inc.
2.95%, 10/01/2050 (A)	140,000	143,138
4.60%, 08/15/2047 (A)	118,000	152,602
4.80%, 02/01/2035 (A)	290,000	366,751
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	222,841
Crown Castle International Corp.
2.25%, 01/15/2031	570,000	591,283
3.30%, 07/01/2030	1,149,000	1,286,052
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	104,000	105,106
CSX Corp.
3.25%, 06/01/2027	295,000	333,432
3.80%, 11/01/2046	239,000	286,308
4.10%, 03/15/2044	170,000	212,211
4.75%, 11/15/2048	223,000	305,885
6.00%, 10/01/2036, MTN	70,000	102,936
Cummins, Inc. 2.60%, 09/01/2050	195,000	199,004
CVS Health Corp.
1.88%, 02/28/2031	355,000	359,410
2.70%, 08/21/2040	2,082,000	2,106,263
3.25%, 08/15/2029	345,000	388,551
4.30%, 03/25/2028	1,527,000	1,817,070
5.05%, 03/25/2048	500,000	677,639
CVS Pass-Through Trust
4.70%, 01/10/2036 (A)	196,983	223,483
5.93%, 01/10/2034 (A)	189,426	229,752
6.20%, 10/10/2025 (A)	63,437	67,398
Dell International LLC / EMC Corp.
4.90%, 10/01/2026 (A)	741,000	875,001
5.30%, 10/01/2029 (A)	170,000	208,411
5.45%, 06/15/2023 (A)	125,000	138,253
6.02%, 06/15/2026 (A)	423,000	516,037
6.10%, 07/15/2027 (A)	674,000	837,784
6.20%, 07/15/2030 (A)	155,000	201,489
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	56,204
4.15%, 05/15/2045	140,000	174,770
Delta Air Lines Pass-Through Trust
3.63%, 01/30/2029	234,886	241,229
6.82%, 02/10/2024	584,959	599,209
Diamondback Energy, Inc.
3.25%, 12/01/2026	145,000	154,815
4.75%, 05/31/2025 (F)	1,119,000	1,259,758
Digital Realty Trust, LP 3.70%, 08/15/2027	750,000	862,034
Discover Bank 4.20%, 08/08/2023	350,000	382,660
Discovery Communications LLC
3.63%, 05/15/2030	649,000	743,434
3.95%, 03/20/2028	280,000	321,380
4.95%, 05/15/2042	35,000	42,017
5.20%, 09/20/2047	527,000	684,490

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Dollar General Corp. 4.13%, 05/01/2028	$ 100,000	$ 117,938
Dominion Energy, Inc. 5.25%, 08/01/2033	90,000	118,031
Dow Chemical Co.
2.10%, 11/15/2030	504,000	517,219
8.85%, 09/15/2021	190,000	200,067
DTE Electric Co. 3.70%, 03/15/2045	123,000	148,612
Duke Energy Carolinas LLC
3.20%, 08/15/2049	40,000	45,534
6.00%, 12/01/2028	100,000	130,977
Duke Energy Indiana LLC
2.75%, 04/01/2050	404,000	420,087
3.75%, 05/15/2046	265,000	317,747
Duke Energy Ohio, Inc. 2.13%, 06/01/2030	90,000	94,259
Duke Energy Progress LLC
3.70%, 10/15/2046	138,000	166,658
5.70%, 04/01/2035	100,000	138,775
Duke Realty, LP 2.88%, 11/15/2029	100,000	110,559
Duke University 2.83%, 10/01/2055	150,000	162,293
DuPont de Nemours, Inc. 5.32%, 11/15/2038	385,000	521,447
Duquesne Light Holdings, Inc.
2.53%, 10/01/2030 (A)	240,000	248,251
3.62%, 08/01/2027 (A)	485,000	536,501
DXC Technology Co. 4.25%, 04/15/2024	99,000	108,019
Eastern Energy Gas Holdings LLC 4.60%, 12/15/2044	224,000	281,994
Eaton Corp.
4.15%, 11/02/2042	180,000	228,064
5.80%, 03/15/2037	130,000	181,928
Edison International
3.13%, 11/15/2022	575,000	596,990
3.55%, 11/15/2024	645,000	694,479
4.13%, 03/15/2028	175,000	195,132
4.95%, 04/15/2025	654,000	744,432
5.75%, 06/15/2027	200,000	239,336
Eli Lilly & Co. 2.25%, 05/15/2050	737,000	724,374
Emera US Finance, LP 4.75%, 06/15/2046	763,000	975,724
Emory University 2.14%, 09/01/2030	360,000	378,444
Energy Transfer Operating, LP
2.90%, 05/15/2025	562,000	594,575
5.15%, 02/01/2043 - 03/15/2045	481,000	517,098
5.25%, 04/15/2029	340,000	396,970
6.05%, 06/01/2041	325,000	380,625
Eni USA, Inc. 7.30%, 11/15/2027	150,000	201,316
Entergy Arkansas LLC 2.65%, 06/15/2051	190,000	194,796

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Entergy Louisiana LLC
2.40%, 10/01/2026	$ 118,000	$ 127,580
2.90%, 03/15/2051	380,000	405,697
3.05%, 06/01/2031	107,000	121,105
4.95%, 01/15/2045	70,000	77,248
Entergy Texas, Inc.
3.45%, 12/01/2027	55,000	60,128
3.55%, 09/30/2049	652,000	752,119
Enterprise Products Operating LLC
3.70%, 01/31/2051	612,000	673,677
4.25%, 02/15/2048	30,000	35,174
4.45%, 02/15/2043	155,000	187,871
4.85%, 08/15/2042	100,000	124,355
5.75%, 03/01/2035	100,000	126,097
7.55%, 04/15/2038	60,000	91,574
EQM Midstream Partners, LP 5.50%, 07/15/2028	290,000	316,926
EQT Corp. 3.90%, 10/01/2027	161,000	159,945
Equinix, Inc. 1.55%, 03/15/2028	290,000	294,791
Equitable Financial Life Global Funding 1.40%, 07/07/2025 (A)	500,000	513,545
ERAC USA Finance LLC 4.50%, 02/15/2045 (A)	130,000	165,467
Essex Portfolio, LP
1.65%, 01/15/2031	290,000	286,029
2.65%, 03/15/2032 - 09/01/2050	560,000	571,200
Estee Lauder Cos., Inc. 2.60%, 04/15/2030	770,000	845,716
Evergy Metro, Inc.
2.25%, 06/01/2030	272,000	288,175
5.30%, 10/01/2041	60,000	81,952
Evergy, Inc. 2.90%, 09/15/2029	1,325,000	1,452,376
Exelon Corp. 4.70%, 04/15/2050	115,000	152,919
Exelon Generation Co. LLC 3.25%, 06/01/2025	535,000	583,370
Exxon Mobil Corp.
2.61%, 10/15/2030	2,412,000	2,634,585
3.00%, 08/16/2039	400,000	434,174
3.10%, 08/16/2049	570,000	617,912
Fiserv, Inc.
3.20%, 07/01/2026	155,000	173,628
3.50%, 07/01/2029	359,000	409,926
4.40%, 07/01/2049	145,000	194,225
Florida Power & Light Co.
3.80%, 12/15/2042	170,000	210,600
4.05%, 06/01/2042	40,000	50,614
5.63%, 04/01/2034	100,000	144,470
Ford Foundation 2.82%, 06/01/2070	95,000	101,718
Fox Corp.
3.50%, 04/08/2030 (F)	738,000	838,296
5.58%, 01/25/2049	175,000	255,804
GE Capital Funding LLC 4.40%, 05/15/2030 (A)	1,720,000	2,027,585

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
General Electric Co.
3.63%, 05/01/2030 (F)	$ 1,423,000	$ 1,626,328
4.13%, 10/09/2042	206,000	241,486
5.55%, 01/05/2026, MTN	542,000	656,166
General Motors Co.
4.88%, 10/02/2023	440,000	488,127
5.20%, 04/01/2045	205,000	248,957
6.13%, 10/01/2025	177,000	214,695
General Motors Financial Co., Inc.
1.70%, 08/18/2023	785,000	805,216
2.75%, 06/20/2025	1,229,000	1,314,174
3.95%, 04/13/2024	89,000	96,940
5.25%, 03/01/2026	40,000	47,045
Gilead Sciences, Inc.
1.65%, 10/01/2030	430,000	431,478
2.60%, 10/01/2040	779,000	786,507
2.80%, 10/01/2050	378,000	375,137
4.00%, 09/01/2036	544,000	656,995
4.80%, 04/01/2044	194,000	256,011
Glencore Funding LLC
1.63%, 09/01/2025 (A)	515,000	529,824
2.50%, 09/01/2030 (A)	1,006,000	1,025,966
4.00%, 03/27/2027 (A)	395,000	446,817
4.13%, 05/30/2023 (A)	117,000	126,530
4.63%, 04/29/2024 (A)	220,000	245,692
Global Payments, Inc.
2.90%, 05/15/2030	182,000	198,175
3.20%, 08/15/2029	909,000	1,005,845
4.15%, 08/15/2049	305,000	376,093
Goldman Sachs Group, Inc.
3.50%, 04/01/2025 - 11/16/2026	2,793,000	3,108,355
Fixed until 06/05/2027, 3.69% (B), 06/05/2028	2,709,000	3,120,831
3.80%, 03/15/2030	297,000	349,467
Fixed until 04/23/2028, 3.81% (B), 04/23/2029	508,000	587,970
3.85%, 01/26/2027	1,244,000	1,419,646
Fixed until 10/31/2037, 4.02% (B), 10/31/2038	373,000	455,186
Fixed until 04/23/2038, 4.41% (B), 04/23/2039	665,000	850,131
Goodman Finance Three LLC 3.70%, 03/15/2028 (A)	151,000	164,633
Gray Oak Pipeline LLC
2.00%, 09/15/2023 (A)	345,000	350,369
2.60%, 10/15/2025 (A)	865,000	891,527
3.45%, 10/15/2027 (A)	130,000	135,787
GTP Acquisition Partners I LLC 3.48%, 06/15/2050 (A)	36,000	38,597
Halliburton Co. 7.60%, 08/15/2096 (A)	40,000	47,565
Hanover Insurance Group, Inc. 2.50%, 09/01/2030	130,000	135,685
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	210,000	264,804
Hartford HealthCare Corp. 3.45%, 07/01/2054	580,000	611,886
Hasbro, Inc. 3.90%, 11/19/2029	371,000	420,163

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
HCA, Inc.
4.50%, 02/15/2027	$ 1,578,000	$ 1,835,533
5.13%, 06/15/2039	280,000	358,284
5.25%, 06/15/2026 - 06/15/2049	600,000	719,712
5.50%, 06/15/2047	252,000	336,599
Healthcare Trust of America Holdings, LP
2.00%, 03/15/2031	540,000	540,003
3.10%, 02/15/2030	500,000	546,167
Healthpeak Properties, Inc.
2.88%, 01/15/2031	270,000	291,013
3.00%, 01/15/2030	569,000	622,772
3.50%, 07/15/2029	296,000	335,764
Hershey Co. 2.65%, 06/01/2050	220,000	233,081
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	275,000	282,568
HollyFrontier Corp. 2.63%, 10/01/2023	250,000	255,501
Home Depot, Inc.
3.13%, 12/15/2049	214,000	246,896
3.30%, 04/15/2040	704,000	829,735
3.35%, 04/15/2050	188,000	223,734
Honeywell International, Inc. 2.80%, 06/01/2050	50,000	54,759
HP, Inc. 3.00%, 06/17/2027	165,000	182,062
Hyundai Capital America
1.15%, 11/10/2022 (A)	873,000	873,942
1.25%, 09/18/2023 (A)	630,000	637,467
1.80%, 10/15/2025 (A)	365,000	374,221
2.38%, 10/15/2027 (A)	1,005,000	1,053,720
Intact US Holdings, Inc. 4.60%, 11/09/2022	250,000	266,046
Intel Corp. 3.73%, 12/08/2047	140,000	167,309
International Business Machines Corp.
1.70%, 05/15/2027	835,000	867,224
2.85%, 05/15/2040	654,000	703,674
3.30%, 05/15/2026	625,000	706,224
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	110,000	130,219
5.00%, 09/26/2048	126,000	169,614
International Lease Finance Corp.
5.88%, 08/15/2022	150,000	162,075
8.63%, 01/15/2022	360,000	387,457
International Paper Co. 8.70%, 06/15/2038	70,000	118,437
Interstate Power & Light Co. 2.30%, 06/01/2030	140,000	148,044
ITC Holdings Corp.
2.95%, 05/14/2030 (A)	1,381,000	1,509,474
3.35%, 11/15/2027	454,000	511,077
JB Hunt Transport Services, Inc. 3.88%, 03/01/2026	215,000	246,883
Jersey Central Power & Light Co.
4.30%, 01/15/2026 (A)	275,000	307,515
6.15%, 06/01/2037	80,000	102,710
John Deere Capital Corp. 2.25%, 09/14/2026, MTN	220,000	238,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	$ 67,953	$ 86,025
Johnson & Johnson
2.25%, 09/01/2050	275,000	276,230
3.40%, 01/15/2038	196,000	237,112
Keurig Dr. Pepper, Inc.
3.20%, 05/01/2030	310,000	350,990
3.43%, 06/15/2027	550,000	628,109
4.42%, 05/25/2025	112,000	129,129
4.60%, 05/25/2028	968,000	1,178,156
KeyCorp 4.15%, 10/29/2025, MTN	130,000	150,888
Kimberly-Clark Corp. 3.70%, 06/01/2043	180,000	224,746
Kimco Realty Corp. 2.70%, 10/01/2030	330,000	356,095
Kinder Morgan, Inc.
2.00%, 02/15/2031	1,174,000	1,180,264
3.25%, 08/01/2050	280,000	278,278
5.05%, 02/15/2046	250,000	305,195
Kroger Co.
3.88%, 10/15/2046	389,000	455,787
3.95%, 01/15/2050	250,000	303,617
4.45%, 02/01/2047	145,000	182,478
8.00%, 09/15/2029	125,000	181,070
L3 Harris Technologies, Inc.
1.80%, 01/15/2031	210,000	213,179
3.83%, 04/27/2025	200,000	224,481
4.40%, 06/15/2028	561,000	672,684
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	138,000	142,107
Leidos, Inc.
2.30%, 02/15/2031 (A)	804,000	818,632
2.95%, 05/15/2023 (A)	110,000	115,732
4.38%, 05/15/2030 (A)	100,000	119,745
Lennar Corp. 4.75%, 11/29/2027	324,000	382,903
Lennox International, Inc. 1.35%, 08/01/2025	540,000	552,425
Liberty Mutual Group, Inc. 4.57%, 02/01/2029 (A)	100,000	122,874
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (A)	220,000	275,283
Life Storage, LP 4.00%, 06/15/2029	350,000	409,301
Lincoln National Corp. 4.00%, 09/01/2023	100,000	109,078
Lockheed Martin Corp.
2.80%, 06/15/2050	507,000	548,159
3.80%, 03/01/2045	414,000	518,775
4.07%, 12/15/2042	75,000	97,460
4.50%, 05/15/2036	150,000	197,638
Louisville Gas & Electric Co. 4.65%, 11/15/2043	40,000	51,713
Lowe’s Cos., Inc.
2.50%, 04/15/2026	150,000	162,663
3.65%, 04/05/2029	255,000	297,577
3.70%, 04/15/2046	904,000	1,071,915

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Magellan Midstream Partners, LP 5.15%, 10/15/2043	$ 62,000	$ 79,636
Marathon Petroleum Corp.
4.50%, 05/01/2023	78,000	84,694
4.70%, 05/01/2025	45,000	51,550
Mars, Inc. 1.63%, 07/16/2032 (A)	400,000	396,751
Martin Marietta Materials, Inc.
2.50%, 03/15/2030	470,000	500,769
3.45%, 06/01/2027	156,000	174,703
Masco Corp.
2.00%, 10/01/2030	290,000	295,256
6.50%, 08/15/2032	250,000	333,793
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	113,000	136,808
Massachusetts Mutual Life Insurance Co. 7.63%, 11/15/2023 (A)	250,000	283,230
Mastercard, Inc. 3.85%, 03/26/2050	115,000	148,432
McDonald’s Corp.
3.63%, 09/01/2049, MTN	311,000	364,964
3.70%, 02/15/2042, MTN	80,000	93,820
4.20%, 04/01/2050, MTN	324,000	416,530
6.30%, 10/15/2037, MTN	71,000	106,916
McKesson Corp. 0.90%, 12/03/2025	250,000	251,250
MedStar Health, Inc. 3.63%, 08/15/2049	280,000	319,528
Memorial Health Services 3.45%, 11/01/2049	535,000	572,236
Merck & Co., Inc. 2.35%, 06/24/2040	250,000	258,692
MetLife, Inc. 4.13%, 08/13/2042	127,000	159,103
Metropolitan Life Global Funding I 3.00%, 09/19/2027 (A)	170,000	189,896
Microchip Technology, Inc.
0.97%, 02/15/2024 (A)	860,000	862,105
2.67%, 09/01/2023 (A)	370,000	386,970
Microsoft Corp.
2.68%, 06/01/2060	240,000	260,088
3.45%, 08/08/2036	479,000	590,668
3.50%, 11/15/2042	95,000	116,960
3.70%, 08/08/2046	623,000	789,954
3.95%, 08/08/2056	73,000	100,249
4.10%, 02/06/2037	167,000	219,177
Mid-America Apartments, LP 1.70%, 02/15/2031	150,000	149,447
Mississippi Power Co. 3.95%, 03/30/2028	180,000	209,792
Molson Coors Beverage Co. 4.20%, 07/15/2046	190,000	218,018
Morgan Stanley
Fixed until 12/10/2025, 0.99% (B), 12/10/2026	590,000	594,391
Fixed until 02/13/2031, 1.79% (B), 02/13/2032, MTN	30,000	30,214
Fixed until 04/28/2025, 2.19% (B), 04/28/2026	800,000	844,994

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Morgan Stanley (continued)
Fixed until 01/22/2030, 2.70% (B), 01/22/2031, MTN	$ 1,289,000	$ 1,403,403
Fixed until 07/22/2024, 2.72% (B), 07/22/2025, MTN	1,090,000	1,165,839
Fixed until 07/22/2027, 3.59% (B), 07/22/2028	1,310,000	1,495,620
Fixed until 04/01/2030, 3.62% (B), 04/01/2031, MTN	849,000	987,474
3.63%, 01/20/2027	564,000	645,902
Fixed until 04/24/2023, 3.74% (B), 04/24/2024	815,000	876,905
3.88%, 01/27/2026, MTN	1,232,000	1,413,195
3.95%, 04/23/2027	225,000	260,134
4.00%, 07/23/2025, MTN	871,000	996,748
5.00%, 11/24/2025	334,000	399,240
Mosaic Co. 4.05%, 11/15/2027	85,000	96,248
MPLX, LP
2.65%, 08/15/2030	210,000	220,083
4.00%, 03/15/2028 (F)	639,000	735,210
4.13%, 03/01/2027	104,000	119,947
4.50%, 04/15/2038	783,000	895,607
4.70%, 04/15/2048	152,000	180,254
5.25%, 01/15/2025	134,000	137,517
5.50%, 02/15/2049	275,000	362,124
MultiCare Health System 2.80%, 08/15/2050	120,000	124,654
Narragansett Electric Co. 3.40%, 04/09/2030 (A)	252,000	285,800
National Retail Properties, Inc.
3.50%, 10/15/2027	100,000	110,297
3.60%, 12/15/2026	124,000	136,411
4.30%, 10/15/2028	400,000	463,699
Nationwide Mutual Insurance Co. 4.35%, 04/30/2050 (A)	180,000	211,450
Nevada Power Co.
5.45%, 05/15/2041	40,000	53,946
6.65%, 04/01/2036	100,000	152,703
New England Power Co. 3.80%, 12/05/2047 (A)	112,000	132,217
New York & Presbyterian Hospital 2.26%, 08/01/2040	430,000	420,602
New York Life Global Funding 3.00%, 01/10/2028 (A)	137,000	152,907
New York Life Insurance Co.
3.75%, 05/15/2050 (A)	165,000	197,379
4.45%, 05/15/2069 (A)	460,000	618,106
NextEra Energy Capital Holdings, Inc.
3-Month LIBOR + 2.13%, 2.34% (B), 06/15/2067	386,000	336,997
2.75%, 11/01/2029	794,000	865,041
Niagara Mohawk Power Corp.
1.96%, 06/27/2030 (A)	250,000	257,664
3.51%, 10/01/2024 (A)	141,000	154,831
NIKE, Inc. 3.25%, 03/27/2040	480,000	558,330
NiSource, Inc.
0.95%, 08/15/2025	650,000	653,926

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
NiSource, Inc. (continued)
1.70%, 02/15/2031	$ 190,000	$ 189,049
2.95%, 09/01/2029	758,000	833,852
5.65%, 02/01/2045	89,000	128,021
5.80%, 02/01/2042	67,000	93,653
Noble Energy, Inc.
3.25%, 10/15/2029	1,075,000	1,235,010
3.85%, 01/15/2028	962,000	1,119,573
4.20%, 10/15/2049	306,000	398,763
5.25%, 11/15/2043	220,000	316,019
Norfolk Southern Corp.
3.05%, 05/15/2050	595,000	648,246
3.85%, 01/15/2024	125,000	136,406
3.95%, 10/01/2042	160,000	194,006
4.05%, 08/15/2052	127,000	161,674
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (B), 05/08/2032	280,000	307,021
Northrop Grumman Corp.
3.20%, 02/01/2027	112,000	126,094
3.25%, 01/15/2028	1,791,000	2,025,286
3.85%, 04/15/2045	260,000	317,006
Northwestern Mutual Life Insurance Co. 3.85%, 09/30/2047 (A)	190,000	223,765
Novartis Capital Corp. 2.75%, 08/14/2050	223,000	244,378
NRG Energy, Inc.
2.00%, 12/02/2025 (A)	180,000	186,656
2.45%, 12/02/2027 (A)	200,000	210,565
3.75%, 06/15/2024 (A)	847,000	926,683
4.45%, 06/15/2029 (A)	250,000	289,912
Nutrition & Biosciences, Inc. 3.47%, 12/01/2050 (A)	410,000	445,373
NVIDIA Corp. 3.50%, 04/01/2050	211,000	255,962
NYU Langone Hospitals 3.38%, 07/01/2055	225,000	235,436
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	142,000	161,678
Office Properties Income Trust 4.00%, 07/15/2022	251,000	256,557
Oncor Electric Delivery Co. LLC 3.70%, 05/15/2050	40,000	49,670
ONEOK Partners, LP 6.65%, 10/01/2036	220,000	277,971
ONEOK, Inc.
2.20%, 09/15/2025	250,000	258,345
5.20%, 07/15/2048	300,000	350,161
Oracle Corp.
2.80%, 04/01/2027	781,000	861,348
3.60%, 04/01/2040 - 04/01/2050	1,674,000	1,955,672
3.80%, 11/15/2037	160,000	193,256
3.85%, 07/15/2036	165,000	199,248
Otis Worldwide Corp. 2.57%, 02/15/2030	580,000	622,821
Pacific Gas & Electric Co.
3-Month LIBOR + 1.38%, 1.60% (B), 11/15/2021	765,000	765,419

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Pacific Gas & Electric Co. (continued)
1.75%, 06/16/2022	$ 1,125,000	$ 1,128,175
2.95%, 03/01/2026	170,000	179,882
3.15%, 01/01/2026	187,931	200,222
3.30%, 03/15/2027	183,000	196,020
3.45%, 07/01/2025	475,000	514,983
3.75%, 08/15/2042	88,000	88,553
3.85%, 11/15/2023 (F)	1,465,000	1,557,674
4.00%, 12/01/2046	288,000	299,160
4.25%, 08/01/2023	211,000	226,596
4.30%, 03/15/2045	150,000	159,924
4.45%, 04/15/2042	581,000	629,143
4.60%, 06/15/2043	520,000	570,611
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (B), 10/24/2067 (A)	124,000	140,740
PacifiCorp
2.70%, 09/15/2030	628,000	690,189
3.30%, 03/15/2051	592,000	679,096
4.13%, 01/15/2049	286,000	367,722
Partners Healthcare System, Inc. 3.34%, 07/01/2060	944,000	1,078,013
PECO Energy Co. 2.80%, 06/15/2050	139,000	147,874
Pennsylvania Electric Co. 3.60%, 06/01/2029 (A)	190,000	207,661
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.70%, 03/14/2023 (A)	150,000	156,832
4.13%, 08/01/2023 (A)	184,000	199,995
4.88%, 07/11/2022 (A)	100,000	106,611
Pepperdine University 3.30%, 12/01/2059	230,000	245,439
PepsiCo, Inc.
3.50%, 03/19/2040	92,000	110,354
3.60%, 08/13/2042	25,000	30,546
Pernod Ricard International Finance LLC 1.63%, 04/01/2031 (A)	420,000	413,071
Pfizer, Inc.
2.55%, 05/28/2040	337,000	359,944
2.70%, 05/28/2050	869,000	933,573
3.90%, 03/15/2039	385,000	483,749
Philip Morris International, Inc.
3.88%, 08/21/2042	440,000	518,080
4.38%, 11/15/2041	175,000	218,434
Phillips 66 2.15%, 12/15/2030	845,000	857,820
Phillips 66 Partners, LP 3.15%, 12/15/2029	405,000	421,338
Pioneer Natural Resources Co. 1.90%, 08/15/2030	670,000	664,081
Plains All American Pipeline, LP / PAA Finance Corp.
3.80%, 09/15/2030	300,000	322,515
4.30%, 01/31/2043	371,000	365,027
4.70%, 06/15/2044	180,000	186,644
PPL Capital Funding, Inc. 3-Month LIBOR + 2.67%, 2.91% (B), 03/30/2067	225,000	194,058

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Precision Castparts Corp.
3.25%, 06/15/2025	$ 106,000	$ 117,126
4.20%, 06/15/2035	160,000	196,133
President & Fellows of Harvard College 3.30%, 07/15/2056	192,000	237,974
Private Export Funding Corp. 2.80%, 05/15/2022 (F)	400,000	414,301
Progress Energy, Inc. 7.00%, 10/30/2031	110,000	156,951
Progressive Corp. Fixed until 03/15/2023 (H), 5.38% (B)	150,000	156,375
Prologis, LP
1.25%, 10/15/2030	165,000	163,388
2.13%, 10/15/2050	170,000	157,799
Prudential Financial, Inc.
3.70%, 03/13/2051, MTN	195,000	236,601
3.91%, 12/07/2047	184,000	221,454
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	300,000	388,864
Public Service Co. of Oklahoma 6.63%, 11/15/2037	80,000	117,558
Public Service Electric & Gas Co. 2.70%, 05/01/2050, MTN	282,000	298,088
PulteGroup, Inc. 5.00%, 01/15/2027 (F)	114,000	134,520
Quanta Services, Inc. 2.90%, 10/01/2030	370,000	396,698
Quest Diagnostics, Inc. 2.80%, 06/30/2031	450,000	493,418
Raytheon Technologies Corp.
3.20%, 03/15/2024	340,000	367,230
3.75%, 11/01/2046	410,000	486,547
4.13%, 11/16/2028	1,750,000	2,086,286
4.15%, 05/15/2045	198,000	250,652
4.45%, 11/16/2038	158,000	199,230
4.50%, 06/01/2042	261,000	340,347
Realty Income Corp.
1.80%, 03/15/2033	140,000	140,417
3.25%, 01/15/2031	100,000	113,362
3.88%, 04/15/2025	175,000	197,129
4.65%, 03/15/2047	113,000	154,310
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/2030	1,149,000	1,131,463
2.80%, 09/15/2050	59,000	57,224
Regions Financial Corp. 3.80%, 08/14/2023	170,000	184,417
Reliance Steel & Aluminum Co. 1.30%, 08/15/2025	600,000	609,402
Republic Services, Inc.
1.45%, 02/15/2031	230,000	225,102
3.05%, 03/01/2050	155,000	169,487
Reynolds American, Inc. 5.70%, 08/15/2035	150,000	189,577
Roper Technologies, Inc.
1.40%, 09/15/2027	760,000	769,644
1.75%, 02/15/2031	190,000	189,269
2.00%, 06/30/2030	150,000	153,318
2.95%, 09/15/2029	339,000	372,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Rush Obligated Group 3.92%, 11/15/2029	$ 446,000	$ 525,051
S&P Global, Inc.
2.30%, 08/15/2060	329,000	313,121
3.25%, 12/01/2049	500,000	584,152
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	725,000	831,313
4.50%, 05/15/2030 (A)	244,000	289,208
San Diego Gas & Electric Co.
3.32%, 04/15/2050	140,000	159,159
4.30%, 04/01/2042	80,000	95,313
SART 4.75%, 07/15/2024	928,531	937,816
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	379,000	428,316
Sempra Energy
4.05%, 12/01/2023	96,000	105,165
Fixed until 10/15/2025 (H), 4.88% (B)	334,000	356,962
Sherwin-Williams Co. 3.30%, 05/15/2050	327,000	361,517
Simon Property Group, LP
3.38%, 06/15/2027	240,000	266,567
3.50%, 09/01/2025	330,000	366,469
Smithfield Foods, Inc. 3.00%, 10/15/2030 (A)	380,000	402,069
Southern California Edison Co.
1.85%, 02/01/2022	16,500	16,536
2.25%, 06/01/2030	524,000	545,566
3.60%, 02/01/2045	270,000	298,299
3.65%, 03/01/2028	150,000	168,360
3.65%, 02/01/2050 (F)	91,000	103,359
3.70%, 08/01/2025	100,000	112,186
3.90%, 12/01/2041	50,000	53,672
4.05%, 03/15/2042	325,000	372,616
4.13%, 03/01/2048	170,000	202,601
Southern California Gas Co. 2.55%, 02/01/2030	477,000	516,751
Southern Co. Gas Capital Corp.
1.75%, 01/15/2031	944,000	950,152
3.25%, 06/15/2026	42,000	47,141
Southern Natural Gas Co. LLC 8.00%, 03/01/2032	140,000	199,974
Southern Power Co. 5.15%, 09/15/2041	165,000	203,276
Southwest Gas Corp. 3.80%, 09/29/2046	100,000	115,718
Southwestern Electric Power Co. 3.90%, 04/01/2045	150,000	175,678
Southwestern Public Service Co. 6.00%, 10/01/2036	97,000	132,381
Spectra Energy Partners, LP 3.50%, 03/15/2025	56,000	61,750
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	152,681	147,401
Starbucks Corp.
2.55%, 11/15/2030	260,000	281,189
3.35%, 03/12/2050	220,000	245,928
3.75%, 12/01/2047	283,000	330,544

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Steel Dynamics, Inc.
1.65%, 10/15/2027	$ 267,000	$ 275,178
3.45%, 04/15/2030	389,000	440,343
Stryker Corp. 4.10%, 04/01/2043	385,000	473,623
Sunoco Logistics Partners Operations, LP
4.95%, 01/15/2043	309,000	319,530
5.30%, 04/01/2044	274,000	296,092
6.10%, 02/15/2042	100,000	115,710
Sysco Corp.
2.40%, 02/15/2030	680,000	707,585
3.30%, 02/15/2050	646,000	675,504
T-Mobile USA, Inc.
2.05%, 02/15/2028 (A)	1,416,000	1,472,867
2.25%, 11/15/2031 (A)	400,000	410,536
2.55%, 02/15/2031 (A)	545,000	572,288
3.00%, 02/15/2041 (A)	350,000	362,852
3.75%, 04/15/2027 (A)	1,795,000	2,044,146
3.88%, 04/15/2030 (A)	231,000	267,544
4.38%, 04/15/2040 (A)	309,000	377,094
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047 (A)	200,000	250,093
Fixed until 09/15/2024, 4.38% (B), 09/15/2054 (A)	110,000	117,159
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (A)	129,000	133,340
4.15%, 01/15/2048 (A)	280,000	310,947
Texas Health Resources
2.33%, 11/15/2050	110,000	103,658
4.33%, 11/15/2055	250,000	338,929
Time Warner Cable LLC
4.50%, 09/15/2042	140,000	164,052
5.50%, 09/01/2041	165,000	212,001
5.88%, 11/15/2040	140,000	186,866
6.55%, 05/01/2037	100,000	137,272
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	330,000	510,476
Toledo Edison Co. 6.15%, 05/15/2037	130,000	177,412
Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	300,000	336,178
Travelers Cos., Inc. 2.55%, 04/27/2050	285,000	300,018
Truist Bank 3.30%, 05/15/2026	320,000	357,814
Truist Financial Corp. 1.95%, 06/05/2030, MTN	150,000	155,588
Trustees of Boston University 3.17%, 10/01/2050	380,000	395,932
Tucson Electric Power Co.
1.50%, 08/01/2030	385,000	381,261
4.00%, 06/15/2050	250,000	305,479
TWDC Enterprises 18 Corp. 3.70%, 12/01/2042, MTN	150,000	179,643
Tyson Foods, Inc.
3.55%, 06/02/2027	849,000	969,749
4.00%, 03/01/2026	230,000	264,561
4.55%, 06/02/2047	106,000	140,769
5.15%, 08/15/2044	140,000	193,198

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
UDR, Inc.
1.90%, 03/15/2033	$ 240,000	$ 240,053
2.10%, 08/01/2032, MTN	170,000	173,278
3.00%, 08/15/2031	140,000	154,424
3.20%, 01/15/2030, MTN	460,000	511,903
Union Carbide Corp. 7.75%, 10/01/2096	40,000	61,943
Union Electric Co. 2.95%, 06/15/2027 - 03/15/2030	1,045,000	1,164,987
Union Pacific Corp. 3.55%, 08/15/2039, MTN	1,213,000	1,404,059
United Airlines Pass-Through Trust
2.88%, 04/07/2030	631,061	634,044
3.50%, 09/01/2031	217,070	215,334
3.75%, 03/03/2028	251,335	255,275
4.15%, 02/25/2033	389,568	406,335
4.30%, 02/15/2027	187,649	189,521
4.55%, 08/25/2031	346,556	338,960
UnitedHealth Group, Inc.
2.75%, 05/15/2040	691,000	749,614
2.90%, 05/15/2050	270,000	298,930
3.50%, 08/15/2039	530,000	630,500
4.63%, 07/15/2035	143,000	191,620
Universal Health Services, Inc. 2.65%, 10/15/2030 (A)	877,000	910,426
University of Southern California 3.23%, 10/01/2120	240,000	240,203
Valero Energy Corp.
1.20%, 03/15/2024	468,000	472,307
2.15%, 09/15/2027	510,000	521,100
Ventas Realty, LP 3.85%, 04/01/2027	123,000	137,654
Verizon Communications, Inc.
1.68%, 10/30/2030 (A)	435,000	433,240
2.65%, 11/20/2040	542,000	547,293
2.99%, 10/30/2056 (A)	246,000	247,627
3.15%, 03/22/2030	606,000	679,575
4.02%, 12/03/2029	300,000	356,727
4.27%, 01/15/2036	1,265,000	1,568,955
4.33%, 09/21/2028	1,364,000	1,642,569
4.40%, 11/01/2034	811,000	1,012,071
4.50%, 08/10/2033	540,000	681,377
4.67%, 03/15/2055	315,000	423,288
4.86%, 08/21/2046	109,000	147,307
ViacomCBS, Inc.
3.70%, 08/15/2024	173,000	189,690
4.20%, 05/19/2032 (F)	561,000	676,087
4.38%, 03/15/2043	170,000	200,850
4.60%, 01/15/2045	329,000	393,807
4.85%, 07/01/2042	100,000	123,399
Fixed until 02/28/2027, 6.25% (B), 02/28/2057	255,000	286,276
Viatris, Inc.
1.65%, 06/22/2025 (A)	170,000	175,830
2.30%, 06/22/2027 (A)	614,000	653,677
4.00%, 06/22/2050 (A)	195,000	223,409
Virginia Electric & Power Co. 3.50%, 03/15/2027	275,000	313,962
Visa, Inc. 2.70%, 04/15/2040	326,000	355,872

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Vistra Operations Co. LLC 4.30%, 07/15/2029 (A)	$ 385,000	$ 436,984
VMware, Inc. 2.95%, 08/21/2022	319,000	330,916
Volkswagen Group of America Finance LLC
1.25%, 11/24/2025 (A)	490,000	494,857
1.63%, 11/24/2027 (A)	200,000	201,705
3.20%, 09/26/2026 (A)	276,000	305,005
Walmart, Inc.
3.63%, 12/15/2047	60,000	76,085
3.95%, 06/28/2038	413,000	526,829
Walt Disney Co.
2.00%, 09/01/2029	355,000	371,031
2.65%, 01/13/2031 (F)	818,000	896,783
2.75%, 09/01/2049	138,000	146,001
3.50%, 05/13/2040	368,000	432,581
9.50%, 07/15/2024	80,000	103,304
WEA Finance LLC 2.88%, 01/15/2027 (A)	660,000	677,926
Wells Fargo & Co.
Fixed until 06/02/2027, 2.39% (B), 06/02/2028, MTN	670,000	713,297
Fixed until 10/30/2024, 2.41% (B), 10/30/2025, MTN	690,000	729,585
Fixed until 02/11/2030, 2.57% (B), 02/11/2031, MTN	1,688,000	1,791,076
Fixed until 04/30/2040, 3.07% (B), 04/30/2041	943,000	1,025,794
Fixed until 06/17/2026, 3.20% (B), 06/17/2027, MTN	2,338,000	2,592,740
3.30%, 09/09/2024, MTN	300,000	328,564
Fixed until 05/22/2027, 3.58% (B), 05/22/2028, MTN	1,189,000	1,347,839
3.75%, 01/24/2024, MTN	255,000	278,381
4.40%, 06/14/2046, MTN	295,000	369,291
4.65%, 11/04/2044, MTN	123,000	157,775
4.90%, 11/17/2045, MTN	90,000	119,871
5.38%, 11/02/2043	200,000	277,901
Welltower, Inc.
2.75%, 01/15/2031	480,000	507,897
3.10%, 01/15/2030	852,000	932,378
4.00%, 06/01/2025	470,000	532,317
6.50%, 03/15/2041	140,000	195,741
Western Union Co. 3.60%, 03/15/2022	230,000	237,528
Westlake Chemical Corp. 3.60%, 07/15/2022	150,000	155,410
Williams Cos., Inc.
3.75%, 06/15/2027	291,000	332,042
4.85%, 03/01/2048	146,000	179,457
Wisconsin Electric Power Co.
3.10%, 06/01/2025	110,000	120,198
3.65%, 12/15/2042	40,000	45,211
WP Carey, Inc.
2.40%, 02/01/2031	210,000	218,095
4.25%, 10/01/2026	100,000	115,086
Xcel Energy, Inc.
2.60%, 12/01/2029	420,000	454,382
3.50%, 12/01/2049	332,000	388,116

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Yale-New Haven Health Services Corp. 2.50%, 07/01/2050	$ 200,000	$ 195,634
Zimmer Biomet Holdings, Inc.
3.55%, 03/20/2030	750,000	849,287
4.45%, 08/15/2045	105,000	123,106
Zoetis, Inc.
2.00%, 05/15/2030	260,000	269,212
3.00%, 05/15/2050	144,000	158,761
3.90%, 08/20/2028	525,000	618,508

		392,209,513

Virgin Islands, British - 0.0% (G)
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	360,000	396,326

Total Corporate Debt Securities (Cost $483,719,690)		513,584,439

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Colombia - 0.0% (G)
Colombia Government International Bond
4.00%, 02/26/2024	200,000	216,298
5.00%, 06/15/2045	200,000	244,000
7.38%, 09/18/2037	100,000	145,876

		606,174

Israel - 0.1%
Israel Government AID Bond Zero Coupon, 08/15/2025	1,000,000	965,792

Mexico - 0.2%
Mexico Government International Bond
2.66%, 05/24/2031	277,000	283,648
3.75%, 01/11/2028	1,151,000	1,293,149
3.77%, 05/24/2061	205,000	213,508
4.13%, 01/21/2026 (F)	200,000	229,750
4.50%, 01/31/2050	265,000	310,381
4.75%, 03/08/2044, MTN	332,000	394,253

		2,724,689

Panama - 0.0% (G)
Panama Government International Bond 4.50%, 04/16/2050	200,000	256,502

Total Foreign Government Obligations (Cost $4,065,530)		4,553,157

MORTGAGE-BACKED SECURITIES - 4.5%
Cayman Islands - 0.1%
BXMT, Ltd. Series 2017-FL1, Class D, 1-Month LIBOR + 2.70%, 2.85% (B), 06/15/2035 (A)	580,000	578,568

United States - 4.4%
Alternative Loan Trust
Series 2004-27CB, Class A1,
6.00%, 12/25/2034	220,779	221,596
Series 2004-28CB, Class 3A1,
6.00%, 01/25/2035	231,100	230,885
Series 2006-41CB, Class 2A13,
5.75%, 01/25/2037	498,855	386,128

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Angel Oak Mortgage Trust
Series 2019-4, Class B2,
5.66% (B), 07/26/2049 (A)	$ 2,000,000	$ 1,967,392
Series 2019-5, Class B1,
3.96% (B), 10/25/2049 (A)	2,470,000	2,479,506
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	104,306
Series 2014-520M, Class C,
4.21% (B), 08/15/2046 (A)	150,000	161,001
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.05% (B), 03/20/2035	2,571	2,612
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 2.77% (B), 11/25/2033	13,805	13,876
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (A)	900,000	937,672
BCAP LLC Trust Series 2007-AA2, Class 2A12, 5.50%, 04/25/2037	1,271,711	875,439
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 0.79% (B), 07/25/2034	9,056	9,078
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
2.72% (B), 07/25/2033	13,279	13,623
Series 2006-1, Class A1,
1-Year CMT + 2.25%, 2.37% (B), 02/25/2036	97,067	99,108
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.72% (B), 06/11/2041 (A)	764	1
BVRT Financing Trust Series 2020-3F, Class A, 3.15%, 11/10/2022 (C)	1,500,000	1,500,000
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.20% (B), 02/25/2037	19,892	19,876
Series 2007-A1, Class 8A1,
2.68% (B), 02/25/2037	211,991	214,727
Series 2007-A2, Class 2A1,
2.77% (B), 06/25/2035	9,168	9,197
CHL Mortgage Pass-Through Trust
Series 2004-22, Class A1,
2.75% (B), 11/25/2034	290,295	289,228
Series 2004-3, Class A26,
5.50%, 04/25/2034	19,766	20,135
Series 2004-3, Class A4,
5.75%, 04/25/2034	15,813	16,145
Series 2004-HYB6, Class A3,
2.74% (B), 11/20/2034	222,322	223,137
Series 2005-15, Class A3,
5.75%, 08/25/2035	183,880	152,017

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
CHL Mortgage Pass-Through Trust (continued)
Series 2005-HYB3, Class 2A2A,
3.40% (B), 06/20/2035	$ 345,924	$ 354,327
Series 2006-HYB2, Class 2A1B,
3.26% (B), 04/20/2036	367,590	343,409
Series 2007-2, Class A16,
6.00%, 03/25/2037	480,952	360,954
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5, 5.25%, 05/25/2034	36,907	38,283
Citigroup Mortgage Loan Trust Series 2019-IMC1, Class B1, 3.97% (B), 07/25/2049 (A)	1,000,000	1,018,426
COMM Mortgage Trust
Series 2013-300P, Class A1,
4.35%, 08/10/2030 (A)	500,000	534,997
Series 2013-SFS, Class A2,
2.99% (B), 04/12/2035 (A)	156,000	155,972
Series 2014-CR19, Class A5,
3.80%, 08/10/2047	750,000	827,689
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	437,000	491,337
Series 2018-HOME, Class A,
3.82% (B), 04/10/2033 (A)	1,565,000	1,742,922
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	12,874	13,291
Series 2003-AR26, Class 2A1,
3.33% (B), 11/25/2033	155,854	156,090
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4, Class 2A4, 5.50%, 09/25/2034	33,441	34,855
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (A)	600,000	495,324
Deephaven Residential Mortgage Trust
Series 2019-3A, Class B1,
4.26% (B), 07/25/2059 (A)	1,000,000	980,422
Series 2019-4A, Class A3,
3.05% (B), 10/25/2059 (A)	1,361,301	1,370,133
Series 2020-1, Class A3,
2.65% (B), 01/25/2060 (A)	1,039,169	1,049,660
Series 2020-1, Class B1,
3.66% (B), 01/25/2060 (A)	2,000,000	2,005,289
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, Class 1A3, 1-Month LIBOR + 0.33%, 0.48% (B), 02/25/2036	1,233,346	1,208,852
FMC GMSR Issuer Trust Series 2020-GT1, Class A, 4.45% (B), 01/25/2026 (A)	1,200,000	1,199,371
FWD Securitization Trust Series 2019-INV1, Class M1, 3.48% (B), 06/25/2049 (A)	1,150,000	1,135,629

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
GCAT Trust Series 2019-NQM2, Class A3, 3.16% (B), 09/25/2059 (A)	$ 1,637,419	$ 1,657,200
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	700,000	706,743
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1-Month LIBOR + 0.35%, 0.50% (B), 09/25/2035 (A)	45,258	37,426
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1,
2.86% (B), 10/25/2033	10,365	10,505
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	28,964	30,101
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	8,278	8,485
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (B), 11/25/2024 (A)	1,120,000	1,127,487
Series 2018-RPL1, Class A,
3.88% (B), 08/25/2024 (A)	1,565,000	1,575,371
Series 2019-RPL1, Class NOTE,
3.97% (B), 06/25/2024 (A)	1,500,000	1,507,498
Homeward Opportunities Fund I Trust Series 2019-1, Class M1, 3.95% (B), 01/25/2059 (A)	500,000	511,003
Impac CMB Trust
Series 2004-10, Class 3A1,
1-Month LIBOR + 0.70%, 0.85% (B), 03/25/2035	423,370	411,088
Series 2004-4, Class 1A2,
1-Month LIBOR + 0.62%, 0.77% (B), 09/25/2034	125,801	121,367
Series 2005-4, Class 1A1A,
1-Month LIBOR + 0.54%, 0.69% (B), 05/25/2035	412,480	415,027
Series 2005-4, Class 2A1,
1-Month LIBOR + 0.60%, 0.75% (B), 05/25/2035	25,456	24,517
Series 2005-4, Class 2B1,
1-Month LIBOR + 2.48%, 2.62% (B), 05/25/2035	370,269	362,740
Series 2005-8, Class 1AM,
1-Month LIBOR + 0.70%, 0.85% (B), 02/25/2036	569,889	557,399
Series 2007-A, Class M3,
1-Month LIBOR + 2.25%, 2.40% (B), 05/25/2037 (A)	507,245	495,518
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1, 5.05% (B), 08/25/2033	28,021	29,001
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 0.50% (B), 05/25/2036	32,003	31,065
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 0.50% (B), 08/25/2036	2,806	2,812

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	$ 1,035,000	$ 1,105,005
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.29% (B), 05/15/2045 (I)	23,270	0
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
1.95% (B), 02/25/2034	6,663	6,570
Series 2006-A2, Class 5A3,
2.53% (B), 11/25/2033	12,718	13,057
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	192,000	216,229
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.49% (B), 09/15/2039	457,935	264,457
LHOME Mortgage Trust
Series 2019-RTL2, Class A1,
3.84%, 03/25/2024 (A)	855,000	861,674
Series 2019-RTL3, Class A1,
3.87%, 07/25/2024 (A)	1,660,000	1,678,503
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.11% (B), 04/21/2034	22,858	22,873
Series 2004-13, Class 3A7,
3.18% (B), 11/21/2034	10,608	10,840
Series 2004-13, Class 3A7B,
1-Year CMT + 2.00%, 2.11% (B), 11/21/2034	159,114	159,109
MASTR Alternative Loan Trust Series 2004-4, Class 1A1, 5.50%, 05/25/2034	22,541	23,371
MASTR Alternative Loan Trust, Principal Only STRIPS Series 2003-8, Class 15, Zero Coupon, 11/25/2018	1,628	1,563
MASTR Asset Securitization Trust Series 2003-11, Class 9A6, 5.25%, 12/25/2033	33,481	34,293
MASTR Seasoned Securitization Trust Series 2004-2, Class A2, 6.50% (B), 08/25/2032	46,814	48,923
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 0.77% (B), 10/25/2028	197,616	196,952
Series 2003-H, Class A1,
1-Month LIBOR + 0.64%, 0.79% (B), 01/25/2029	51,527	50,905
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 0.61% (B), 04/25/2029	47,167	46,123
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.54% (B), 12/12/2049 (A) (I)	28,670	0

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.29% (B), 12/15/2043 (A) (I)	$ 24,916	$ 0
Series 2007-HQ11, Class X,
0.17% (B), 02/12/2044 (A)	25,544	3
MortgageIT Trust Series 2005-5, Class A1, 1-Month LIBOR + 0.52%, 0.67% (B), 12/25/2035	126,973	126,916
MRCD Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (A)	1,230,000	1,292,628
Opteum Mortgage Acceptance Corp. Trust
Series 2005-5, Class 1APT,
1-Month LIBOR + 0.56%, 0.71% (B), 12/25/2035	510,359	499,561
Series 2006-1, Class 1AC1,
1-Month LIBOR + 0.60%, 0.75% (B), 04/25/2036	420,269	404,436
PRPM Series 2019-GS1, Class A2, 4.75% (B), 10/25/2024 (A)	2,072,729	2,079,769
RALI Trust
Series 2004-QA4, Class NB3,
3.09% (B), 09/25/2034	17,144	16,794
Series 2006-QH1, Class A1,
1-Month LIBOR + 0.19%, 0.34% (B), 12/25/2036	76,675	74,017
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	159,395
Seasoned Credit Risk Transfer Trust
Series 2018-4, Class MA,
3.50%, 03/25/2058	1,077,923	1,169,803
Series 2019-1, Class MT,
3.50%, 07/25/2058	1,530,633	1,670,829
Series 2019-3, Class MB,
3.50%, 10/25/2058	660,000	769,591
Series 2019-4, Class M55D,
4.00%, 02/25/2059	1,265,252	1,401,285
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 0.91% (B), 04/20/2033	76,169	76,058
Series 2003-2, Class A1,
1-Month LIBOR + 0.66%, 0.81% (B), 06/20/2033	23,053	22,567
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 0.75% (B), 12/20/2034	31,242	31,161
Series 2004-5, Class A2,
1-Month LIBOR + 0.52%, 0.67% (B), 06/20/2034	98,055	95,159
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 0.85% (B), 09/20/2034	147,323	144,339

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Sequoia Mortgage Trust (continued)
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 0.83% (B), 10/20/2034	$ 94,409	$ 92,241
Series 2007-3, Class 1A1,
1-Month LIBOR + 0.40%, 0.55% (B), 07/20/2036	160,155	154,885
Series 2010, Class 1A,
1-Month LIBOR + 0.80%, 0.95% (B), 10/20/2027	30,107	30,033
Series 2018-2, Class A4,
3.50% (B), 02/25/2048 (A)	215,993	217,110
Starwood Mortgage Residential Trust Series 2019-INV1, Class M1, 3.06% (B), 09/27/2049 (A)	1,000,000	966,984
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4,
3.08% (B), 02/25/2034	226,902	224,663
Series 2004-12, Class 9A,
2.78% (B), 09/25/2034	269,439	276,311
Series 2004-18, Class 4A1,
2.37% (B), 12/25/2034	112,548	114,834
Series 2004-4, Class 5A,
2.68% (B), 04/25/2034	4,073	4,016
Series 2007-9, Class 1A1,
6-Month LIBOR + 1.50%, 1.76% (B), 10/25/2037	2,114,327	2,005,555
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 0.81% (B), 10/19/2034	23,471	23,507
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.50%, 0.65% (B), 07/19/2035	76,382	75,651
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 2.43% (B), 12/25/2033	4,454	4,374
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-26A, Class 3A5, 2.61% (B), 09/25/2033	175,442	175,463
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 0.79% (B), 09/25/2043	45,181	45,132
Series 2004-3, Class A,
1-Month LIBOR + 0.74%, 0.89% (B), 09/25/2034	49,341	48,783
Series 2004-4, Class 3A,
1.99% (B), 12/25/2044	61,273	61,510
Toorak Mortgage Corp., Ltd. Series 2019-2, Class A1, 3.72% (B), 09/25/2022	1,075,000	1,090,872
TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 09/25/2024 (A)	2,000,000	2,019,373

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	$ 174,000	$ 174,864
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	104,000	107,150
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	300,028
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.29% (B), 05/10/2063 (A)	501,644	7,661
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56%, 12/15/2021	1,185,000	1,185,000
Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05% (B), 10/26/2048 (A)	587,201	617,262
Verus Securitization Trust Series 2019-4, Class M1, 3.21% (B), 11/25/2059 (A)	2,500,000	2,559,971
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (A)	544,235	562,784
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (B), 03/15/2045 (A) (I)	37,393	0
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7,
2.57% (B), 10/25/2033	15,598	15,684
Series 2003-AR11, Class A6,
2.75% (B), 10/25/2033	31,163	31,423
Series 2003-AR5, Class A7,
3.75% (B), 06/25/2033	24,183	24,172
Series 2003-AR6, Class A1,
3.10% (B), 06/25/2033	32,838	33,457
Series 2003-AR7, Class A7,
2.71% (B), 08/25/2033	31,721	31,668
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	23,592	24,618
Series 2004-AR10, Class A3,
1-Month LIBOR + 0.55%, 0.70% (B), 07/25/2044	577,087	575,382
Series 2005-AR10, Class 1A3,
3.05% (B), 09/25/2035	132,153	133,618
Series 2005-AR10, Class 1A4,
3.05% (B), 09/25/2035	657,118	664,849
Series 2006-AR17, Class 1A1A,
12-MTA + 0.81%, 1.55% (B), 12/25/2046	211,543	197,632
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR14, Class A1, 3.01% (B), 08/25/2035	99,112	99,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4,
4.38%, 03/15/2044 (A)	$ 76,399	$ 76,505
Series 2012-C6, Class A4,
3.44%, 04/15/2045	188,598	190,783

		65,106,756

Total Mortgage-Backed Securities (Cost $64,809,489)		65,685,324

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.1%
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	25,000	33,899
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	80,000	132,050
University of California Regents Medical Center Pooled Revenue, Revenue Bonds, 3.71%, 05/15/2120	600,000	640,710

		806,659

New York - 0.0% (G)
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	170,000	226,158
5.65%, 11/01/2040	40,000	57,367

		283,525

Ohio - 0.0% (G)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	114,000	148,472
4.80%, 06/01/2111	91,000	132,312

		280,784

Total Municipal Government Obligations (Cost $1,152,085)		1,370,968

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.8%
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 0.71% (B), 07/15/2042 - 03/15/2044	892,641	902,191
2.00%, 11/01/2040	1,308,701	1,362,402
1-Year CMT + 2.25%, 2.58% (B), 02/01/2036	20,471	21,539
12-Month LIBOR + 1.85%, 2.68% (B), 07/01/2040	34,124	35,632
3.00%, 07/01/2033 - 01/15/2044	1,210,890	1,285,984
1-Year CMT + 2.43%, 3.33% (B), 12/01/2031	15,692	15,760
3.50%, 01/01/2032 - 10/01/2049	3,838,682	4,122,978
4.00%, 06/01/2042 - 12/01/2047	1,672,182	1,809,519
4.50%, 05/01/2041 - 06/01/2048	1,360,354	1,514,248
5.00%, 02/01/2034	174,409	191,488
6.00%, 01/01/2024 - 01/01/2034	22,514	23,617
6.50%, 12/01/2027 - 11/01/2037	216,631	256,619

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.72%, 07/25/2026	$ 840,000	$ 909,705
2.74%, 09/25/2025	700,000	759,589
2.77%, 05/25/2025	750,000	809,951
2.81%, 09/25/2024	1,478,000	1,574,921
2.84%, 09/25/2022	222,436	229,451
3.21% (B), 04/25/2028	629,000	704,819
3.24%, 04/25/2027	602,000	687,459
3.30% (B), 11/25/2027	546,000	630,066
3.33%, 05/25/2027	322,000	368,597
3.39%, 03/25/2024	714,000	776,630
3.69%, 01/25/2029	555,000	661,170
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS
0.29% (B), 07/25/2023	26,754,124	176,861
2.13% (B), 05/25/2028	4,531,000	590,498
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.51% (B), 06/15/2043	702,758	705,514
1-Month LIBOR + 0.40%, 0.55% (B), 07/15/2037	56,712	56,713
1-Month LIBOR + 0.40%, 0.56% (B), 04/15/2039	133,234	133,482
1-Month LIBOR + 0.45%, 0.61% (B), 05/15/2039 - 11/15/2039	13,514	13,520
3.50%, 05/15/2021 - 02/15/2026	1,611,980	1,703,500
4.00%, 12/15/2024 - 12/15/2041	1,773,564	1,926,498
4.50%, 06/15/2025	257,133	271,751
5.00%, 12/15/2022 - 05/15/2041	362,296	415,577
5.30%, 01/15/2033	39,339	45,438
5.50%, 11/15/2023 - 07/15/2037	617,371	741,959
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (B), 05/15/2041	33,441	36,873
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (B), 05/15/2041	64,532	70,553
5.70% (B), 10/15/2038	24,074	27,750
5.75%, 06/15/2035 - 08/15/2035	800,835	955,803
5.85%, 09/15/2035	251,524	288,105
6.00%, 04/15/2036	70,020	83,484
6.50%, 02/15/2032	33,229	39,068
(4.44) * 1-Month LIBOR + 24.43%, 23.73% (B), 06/15/2035	47,699	64,388
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
4.50%, 12/15/2024 (I)	16	0
5.00%, 10/15/2039	46,788	3,068
(1.00) * 1-Month LIBOR + 6.37%, 6.21% (B), 10/15/2037	221,859	51,002
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 09/15/2032 - 01/15/2040	170,799	159,012
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 1-Month LIBOR + 0.40%, 0.55% (B), 03/25/2043	427,635	426,994

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
1-Month LIBOR + 0.22%, 0.37% (B), 03/25/2045	$ 48,520	$ 48,339
1-Month LIBOR + 0.50%, 0.65% (B), 08/25/2042	163,167	164,322
0.75%, 09/25/2028	690,428	679,092
1-Month LIBOR + 0.93%, 1.08% (B), 11/25/2022	145,907	146,273
1.28%, 04/01/2030 (J)	1,400,000	1,404,054
1.59%, 11/25/2028	470,000	476,006
2.39%, 06/01/2025	390,294	414,853
2.48% (B), 12/25/2026	283,504	309,196
2.49%, 05/25/2026	1,000,000	1,086,554
2.50%, 04/01/2023	1,000,000	1,035,981
2.52%, 05/01/2023	1,000,000	1,036,947
2.53%, 09/25/2024	1,305,361	1,383,015
2.64%, 04/01/2023	873,620	905,694
2.67%, 07/01/2022	1,000,000	1,022,570
2.70%, 07/01/2026	981,001	1,074,775
2.72%, 10/25/2024	917,204	979,580
2.75%, 03/01/2022	74,732	76,319
2.79% (B), 06/01/2023	711,174	742,105
2.81%, 06/01/2023 - 05/01/2027	1,908,420	2,057,356
2.90%, 06/25/2027	1,181,332	1,305,506
2.92%, 12/01/2024	983,096	1,061,026
2.94%, 02/01/2027 - 12/01/2028	4,204,685	4,715,307
3.02% (B), 08/25/2024	883,619	953,801
3.04%, 12/01/2024	983,765	1,066,278
3.05% (B), 03/25/2028	740,000	841,639
3.05%, 01/01/2025	1,000,000	1,088,549
3.06% (B), 05/25/2027	930,000	1,044,209
3.08% (B), 06/25/2027	1,001,000	1,127,725
3.08%, 12/01/2024	913,136	990,514
3.09%, 09/01/2029	2,385,000	2,731,531
3.09% (B), 04/25/2027 - 02/25/2030	1,694,874	1,907,860
3.10%, 09/01/2025	966,181	1,064,698
3.10% (B), 07/25/2024	775,958	839,053
3.11%, 12/01/2024	983,257	1,068,245
3.12%, 11/01/2026	948,151	1,057,161
3.14%, 12/01/2026	886,582	989,091
3.17% (B), 04/25/2029	823,000	947,872
3.20%, 06/01/2030	487,762	554,832
3.24%, 10/01/2026	888,345	993,807
3.30%, 12/01/2026	952,666	1,068,905
3.35%, 08/01/2023	637,392	678,615
3.37% (B), 07/25/2028	1,342,000	1,557,840
3.38%, 12/01/2023	1,426,192	1,537,139
3.45%, 01/01/2024	937,932	1,007,575
3.50% (B), 01/25/2024	1,006,510	1,086,697
3.50%, 08/01/2032 - 09/01/2049	5,288,408	5,728,155
3.51% (B), 12/25/2023	1,251,121	1,338,622
3.58%, 01/01/2032	1,652,117	1,951,492
3.66%, 10/01/2028	1,547,804	1,786,917
3.67%, 07/01/2023	925,000	991,987
3.76%, 11/01/2023	955,652	1,023,274
3.77%, 12/01/2025	968,404	1,085,231
3.77% (B), 07/01/2022	696,849	700,712
3.82% (B), 05/01/2022	605,160	607,894
3.99% (B), 01/01/2021	1,353	1,352

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.00%, 01/01/2035 - 08/01/2048	$ 1,903,511	$ 2,086,791
4.17% (B), 09/01/2021	55,678	56,061
4.50%, 09/01/2040 - 09/01/2049	4,487,449	5,009,806
5.00%, 06/01/2033 - 06/01/2048	1,356,897	1,506,974
5.50%, 03/01/2024 - 03/01/2035	199,847	227,813
6.00%, 08/01/2021 - 09/01/2037	392,856	454,844
7.00%, 11/01/2037 - 12/01/2037	15,458	17,784
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.29%, 0.44% (B), 07/25/2036	65,089	65,196
1-Month LIBOR + 0.40%, 0.55% (B), 05/25/2027	71,781	71,537
1-Month LIBOR + 0.50%, 0.65% (B), 05/25/2035 - 10/25/2042	480,195	483,099
1-Month LIBOR + 0.60%, 0.75% (B), 04/25/2040	12,617	12,714
1-Month LIBOR + 0.65%, 0.80% (B), 02/25/2024	25,480	25,569
1-Month LIBOR + 0.90%, 1.05% (B), 03/25/2038	88,207	90,161
1-Month LIBOR + 1.25%, 1.40% (B), 07/25/2023	47,295	47,726
3.00%, 05/25/2026 - 01/25/2046	801,178	844,075
3.50%, 04/25/2031	659,014	713,645
4.00%, 05/25/2033	94,125	104,583
5.00%, 10/25/2025	43,110	45,543
5.25%, 05/25/2039	23,147	25,101
5.50%, 03/25/2023 - 07/25/2040	372,644	414,778
6.00%, 03/25/2029	13,551	15,357
6.50%, 01/25/2032 - 07/25/2036	62,296	74,358
7.00%, 11/25/2041	53,482	64,104
(3.50) * 1-Month LIBOR + 23.10%, 22.58% (B), 06/25/2035	18,347	20,835
Federal National Mortgage Association REMIC, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.53%, 6.38% (B), 01/25/2041	209,888	49,301
(1.00) * 1-Month LIBOR + 6.60%, 6.45% (B), 08/25/2035 - 06/25/2036	231,660	48,286
(1.00) * 1-Month LIBOR + 6.70%, 6.55% (B), 03/25/2036	207,381	48,708
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	932,924	851,120
Federal National Mortgage Association, Interest Only STRIPS
1.99% (B), 11/25/2028	1,980,000	256,837
2.02% (B), 07/25/2030	2,915,795	392,834
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 08/25/2032	18,667	17,910
05/15/2030, MTN	400,000	353,367
FREMF Mortgage Trust
1-Month LIBOR + 2.50%, 2.65% (B), 11/25/2024 (A)	470,612	470,094
3.58% (B), 11/25/2049 (A)	491,000	535,644
3.68% (B), 01/25/2048 (A)	2,300,000	2,496,786

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FREMF Mortgage Trust (continued)
3.68% (B), 01/25/2048 (A)	$ 1,000,000	$ 1,044,269
3.83% (B), 11/25/2047 (A)	1,000,000	1,085,383
3.85% (B), 07/25/2049 (A)	440,000	466,259
4.07% (B), 11/25/2047 (A)	455,000	496,256
Government National Mortgage Association
1-Month LIBOR + 0.34%, 0.48% (B), 12/20/2062	394,404	393,684
1-Month LIBOR + 0.41%, 0.55% (B), 03/20/2063	232,283	232,275
1-Month LIBOR + 0.45%, 0.59% (B), 03/20/2060 - 02/20/2063	440,946	441,318
1-Month LIBOR + 0.47%, 0.61% (B), 03/20/2063 - 08/20/2065	711,899	713,180
1-Month LIBOR + 0.48%, 0.62% (B), 04/20/2063	549,922	550,609
1-Month LIBOR + 0.50%, 0.64% (B), 07/20/2064	1,256,437	1,260,408
1-Month LIBOR + 0.52%, 0.66% (B), 10/20/2062 - 09/20/2065	659,992	662,161
1-Month LIBOR + 0.55%, 0.69% (B), 04/20/2062 - 07/20/2062	1,145	1,149
1-Month LIBOR + 0.56%, 0.70% (B), 03/20/2067	1,167,674	1,173,929
1-Month LIBOR + 0.58%, 0.72% (B), 05/20/2066	308,582	309,313
1-Month LIBOR + 0.60%, 0.74% (B), 04/20/2064	1,107,702	1,113,565
1-Month LIBOR + 0.65%, 0.79% (B), 05/20/2061 - 03/20/2064	955,760	960,864
1-Month LIBOR + 0.69%, 0.83% (B), 02/20/2064	492,533	497,418
1-Month LIBOR + 1.00%, 1.14% (B), 12/20/2066	388,967	397,111
1.65%, 01/20/2063 - 04/20/2063	170,609	171,077
2.93% (B), 10/20/2070	999,412	1,099,119
3.50%, 11/20/2049	1,898,680	2,032,577
4.00% (B), 11/16/2042	122,382	136,448
4.00%, 09/16/2025	500,000	531,487
4.25%, 12/20/2044	589,784	642,671
4.50%, 05/20/2048 - 11/20/2049	3,199,467	3,480,654
4.60% (B), 10/20/2041	302,997	337,682
4.84% (B), 11/20/2042	312,110	356,000
5.00%, 04/20/2041	242,976	344,044
5.29% (B), 07/20/2060	5,464	5,844
5.50%, 01/16/2033 - 07/20/2037	437,784	490,280
5.89% (B), 12/20/2038	69,874	81,495
6.00%, 02/15/2024 - 09/20/2038	174,635	192,381
(3.50) * 1-Month LIBOR + 23.28%, 22.74% (B), 04/20/2037	30,631	45,773
Government National Mortgage Association, Interest Only STRIPS
1.80% (B), 06/20/2067	2,473,068	199,556
(1.00) * 1-Month LIBOR + 6.60%, 6.45% (B), 05/20/2041	63,006	9,484
7.50%, 04/20/2031	1,185	138
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	12,016	11,523

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 06/25/2028	$ 4,364,903	$ 4,591,946
Tennessee Valley Authority
4.25%, 09/15/2065 (F)	264,000	398,316
4.63%, 09/15/2060	155,000	244,425
5.88%, 04/01/2036	874,000	1,346,358
Tennessee Valley Authority, Principal Only STRIPS Zero Coupon, 07/15/2028	1,000,000	909,414
Uniform Mortgage-Backed Security 2.00%, TBA (J)	33,240,000	34,529,348

Total U.S. Government Agency Obligations (Cost $165,945,642)		174,172,420

U.S. GOVERNMENT OBLIGATIONS - 7.2%
U.S. Treasury - 7.1%
U.S. Treasury Bond
1.13%, 05/15/2040	6,060,000	5,753,212
1.25%, 05/15/2050	6,585,000	5,973,830
1.38%, 11/15/2040	2,100,000	2,076,375
1.38%, 08/15/2050 (F)	290,000	271,603
1.63%, 11/15/2050	1,000,000	996,250
2.00%, 02/15/2050	3,012,000	3,271,314
2.25%, 08/15/2046	1,348,800	1,539,634
2.38%, 11/15/2049	295,000	346,544
2.50%, 02/15/2045	2,440,000	2,909,795
2.88%, 05/15/2043 - 05/15/2049	6,531,000	8,364,139
3.13%, 02/15/2043 (F)	1,440,000	1,888,706
3.13%, 05/15/2048	514,000	689,965
3.75%, 11/15/2043	2,223,000	3,199,731
3.88%, 08/15/2040	80,000	114,656
4.25%, 05/15/2039 (F)	350,000	519,395
4.38%, 02/15/2038 (F)	2,253,000	3,349,401
4.38%, 11/15/2039 - 05/15/2040	515,000	780,164
4.50%, 02/15/2036 (F)	2,524,000	3,704,266
4.50%, 05/15/2038	1,600,000	2,416,375
4.75%, 02/15/2037	450,000	685,986
U.S. Treasury Bond, Principal Only STRIPS
08/15/2021 - 11/15/2026	11,798,000	11,691,182
08/15/2022 - 02/15/2035 (F)	8,190,000	8,120,667
U.S. Treasury Note
0.13%, 09/30/2022	10,000,000	10,000,391
0.38%, 11/30/2025	7,000,000	7,009,844
0.63%, 08/15/2030	490,000	477,750
1.63%, 08/15/2022 - 08/15/2029 (F)	2,724,400	2,830,760
1.75%, 09/30/2022	500,000	514,121
1.75%, 12/31/2026 (F)	420,000	451,352
2.00%, 02/28/2021 - 06/30/2024	411,000	421,771
2.00%, 08/15/2025 - 11/15/2026 (F)	945,000	1,020,635
2.13%, 06/30/2022 (F)	500,000	514,961
2.13%, 02/29/2024	2,205,000	2,340,228
2.25%, 11/15/2024 - 11/15/2025 (F)	297,000	320,716
2.50%, 01/31/2021 (K)	4,747,000	4,755,213
2.50%, 08/15/2023 - 05/15/2024	1,511,000	1,605,689
2.75%, 05/31/2023 - 02/15/2024	1,809,000	1,950,408
2.75%, 11/15/2023 (F)	400,000	429,688
2.88%, 04/30/2025 - 05/15/2028	530,000	605,729

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
3.63%, 02/15/2021	$ 1,750,000	$ 1,756,935

		105,669,381

U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	60,639	79,650
U.S. Treasury Inflation-Indexed Note 0.13%, 01/15/2022	1,216,015	1,237,770

		1,317,420

Total U.S. Government Obligations (Cost $100,120,602)		106,986,801

	Shares	Value
COMMON STOCKS - 23.2%
Argentina - 0.0% (G)
MercadoLibre, Inc. (L)	60	100,513

Australia - 0.3%
Australia & New Zealand Banking Group, Ltd.	17,552	308,005
BHP Group, Ltd.	30,146	985,007
Commonwealth Bank of Australia	5,480	348,320
CSL, Ltd.	3,223	704,201
Dexus, REIT	38,936	282,400
Goodman Group, REIT	38,946	569,292
GPT Group, REIT	43,451	151,137
Macquarie Group, Ltd.	804	85,818
National Australia Bank, Ltd.	10,610	184,973
Newcrest Mining, Ltd.	4,858	96,955
Wesfarmers, Ltd.	4,165	161,881
Westpac Banking Corp.	32,543	484,283
Woolworths Group, Ltd.	5,054	153,189

		4,515,461

Austria - 0.0% (G)
Erste Group Bank AG (L)	15,688	477,899

Belgium - 0.0% (G)
Anheuser-Busch InBev SA	1,751	122,161
KBC Group NV (L)	3,954	276,706

		398,867

Brazil - 0.1%
Atacadao SA	24,683	92,036
B3 SA - Brasil Bolsa Balcao	8,625	103,265
BB Seguridade Participacoes SA	16,967	97,104
Cia Brasileira de Distribuicao	4,323	62,505
Localiza Rent a Car SA	9,238	123,118
Lojas Renner SA	18,485	155,431
Magazine Luiza SA	25,460	122,085
Raia Drogasil SA	28,628	137,617
Suzano SA (L)	13,120	147,339
Telefonica Brasil SA	4,470	40,189
TIM SA, ADR	6,216	86,527
Vale SA, ADR	27,599	462,559

		1,629,775

Canada - 0.0% (G)
Magna International, Inc.	3,545	250,986

	Shares	Value
COMMON STOCKS (continued)
Chile - 0.0% (G)
Banco Santander Chile, ADR (F)	4,237	$ 80,461
Cencosud SA	19,130	34,087
Cia Cervecerias Unidas SA, ADR (F)	1,557	22,888

		137,436

China - 1.3%
51job, Inc., ADR (L)	1,019	71,330
Alibaba Group Holding, Ltd., ADR (L)	1,406	327,218
Alibaba Group Holding, Ltd. (L)	85,848	2,496,846
Amoy Diagnostics Co., Ltd., A Shares	3,500	41,851
Autobio Diagnostics Co., Ltd., A Shares	5,200	115,367
Baidu, Inc., ADR (L)	513	110,931
Bank of China, Ltd., H Shares	327,000	110,674
Baoshan Iron & Steel Co., Ltd., A Shares	138,900	126,476
BeiGene, Ltd., ADR (L)	709	183,199
Bilibili, Inc., ADR (F) (L)	2,314	198,356
BOE Technology Group Co., Ltd., A Shares	91,500	84,109
CGN Power Co., Ltd., H Shares (A)	295,000	63,616
Chacha Food Co., Ltd., A Shares	10,700	88,233
China Conch Venture Holdings, Ltd.	20,000	97,321
China Construction Bank Corp., H Shares	723,000	545,344
China CYTS Tours Holding Co., Ltd., A Shares	23,500	36,904
China Lesso Group Holdings, Ltd.	43,000	67,374
China Life Insurance Co., Ltd., H Shares	86,000	189,327
China Merchants Bank Co., Ltd., H Shares	55,000	347,932
China Molybdenum Co., Ltd., H Shares	168,000	109,922
China Oilfield Services, Ltd., H Shares	142,000	120,365
China Pacific Insurance Group Co., Ltd., H Shares	54,000	211,139
China Shenhua Energy Co., Ltd., H Shares	62,000	116,869
China State Construction Engineering Corp., Ltd., A Shares	106,200	80,758
China Vanke Co., Ltd., H Shares	32,000	110,471
China Yangtze Power Co., Ltd., A Shares	35,800	104,865
CNOOC, Ltd.	198,000	181,649
Contemporary Amperex Technology Co., Ltd., A Shares	1,800	96,886
Country Garden Holdings Co., Ltd.	31,000	42,789
Country Garden Services Holdings Co., Ltd.	18,000	121,780
Dada Nexus, Ltd., ADR (F) (L)	654	23,871
ENN Energy Holdings, Ltd.	9,300	136,521
GDS Holdings, Ltd., ADR (L)	1,005	94,108
Greentown Service Group Co., Ltd.	44,000	54,394
Haier Smart Home Co., Ltd., H Shares (F) (L)	43,200	156,585
Hangzhou Tigermed Consulting Co., Ltd., H Shares (A) (F) (L)	5,400	125,233
Huazhu Group, Ltd. (L)	2,250	101,129
Hundsun Technologies, Inc., A Shares	6,100	97,952
Industrial & Commercial Bank of China, Ltd., H Shares	430,000	276,270
Inner Mongolia Yili Industrial Group Co., Ltd., A Shares	17,700	120,112
Innovent Biologics, Inc. (A) (L)	23,500	248,163
iQIYI, Inc., ADR (F) (L)	1,935	33,824
JD.com, Inc., Class A (L)	13,454	592,546
Jiangsu Hengrui Medicine Co., Ltd., A Shares	10,660	181,618
Kingdee International Software Group Co., Ltd. (L)	46,000	187,798
Kingsoft Corp., Ltd. (F)	23,000	148,712

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
China (continued)
Kweichow Moutai Co., Ltd., A Shares	900	$ 275,039
Laobaixing Pharmacy Chain JSC, A Shares	2,120	20,356
Longfor Group Holdings, Ltd.	29,000	169,635
Luxshare Precision Industry Co., Ltd., A Shares	13,000	111,726
Meituan, Class B (L)	25,200	948,615
NetEase, Inc., ADR	2,400	229,848
NetEase, Inc.	6,000	114,611
New Oriental Education & Technology Group, Inc., ADR (L)	1,571	291,908
NIO, Inc., ADR (L)	4,626	225,471
Pharmaron Beijing Co., Ltd., H Shares (A)	3,200	54,102
PICC Property & Casualty Co., Ltd., H Shares	108,000	81,704
Pinduoduo, Inc., ADR (L)	1,916	340,416
Ping An Bank Co., Ltd., A Shares	51,700	152,987
Ping An Insurance Group Co. of China, Ltd., H Shares	51,000	620,650
Poly Developments & Holdings Group Co., Ltd., A Shares	41,100	99,291
Postal Savings Bank of China Co., Ltd., H Shares (A)	265,000	149,741
Sangfor Technologies, Inc., A Shares	2,900	109,987
Shanghai Liangxin Electrical Co., Ltd., A Shares	10,300	48,257
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., A Shares	2,200	143,115
Shenzhou International Group Holdings, Ltd.	5,300	103,871
Silergy Corp.	1,000	86,062
Sunny Optical Technology Group Co., Ltd.	11,100	242,518
Tencent Holdings, Ltd.	37,100	2,669,485
Tianma Microelectronics Co., Ltd., A Shares	28,300	63,869
Trip.Com Group, Ltd., ADR (L)	2,299	77,545
Wanhua Chemical Group Co., Ltd., A Shares	8,900	124,011
WuXi AppTec Co., Ltd., H Shares (A) (F)	8,800	172,631
Wuxi Biologics Cayman, Inc. (A) (L)	33,000	437,624
Xiaomi Corp., Class B (A) (L)	93,800	398,676
Yum China Holdings, Inc.	3,548	202,555
Yunnan Energy New Material Co., Ltd., A Shares	4,200	91,150
Zai Lab, Ltd., ADR (L)	1,250	169,175
Zhejiang Chint Electrics Co., Ltd., A Shares	15,499	92,897
Zhejiang Expressway Co., Ltd., H Shares	48,000	40,586
Zhongji Innolight Co., Ltd., A Shares	9,000	70,090

		18,408,941

Colombia - 0.0% (G)
Ecopetrol SA, ADR (F)	6,319	81,578

Czech Republic - 0.0% (G)
Moneta Money Bank AS (A) (L)	18,939	60,004

Denmark - 0.2%
Carlsberg A/S, Class B	3,353	537,528
Novo Nordisk A/S, Class B	18,665	1,302,054
Orsted AS (A)	4,343	888,600

		2,728,182

Finland - 0.0% (G)
Nokia OYJ (L)	14,301	55,235
UPM-Kymmene OYJ	8,146	303,778

		359,013

	Shares	Value
COMMON STOCKS (continued)
France - 0.8%
Accor SA (L)	6,653	$ 241,376
Air Liquide SA	5,253	861,213
Airbus SE (L)	7,038	772,379
Alstom SA (L)	8,584	488,937
AXA SA	11,648	279,346
BNP Paribas SA (L)	17,137	904,700
Capgemini SE	4,658	724,563
Kering SA	698	506,562
L’Oreal SA	2,579	984,023
LVMH Moet Hennessy Louis Vuitton SE	2,505	1,568,132
Orange SA	32,459	386,425
Pernod Ricard SA	695	133,472
Safran SA (L)	5,163	731,771
Sanofi	7,482	725,178
Schneider Electric SE	8,113	1,172,551
Thales SA	1,858	169,993
TOTAL SE	19,780	853,748
Vinci SA	5,256	523,547

		12,027,916

Germany - 0.6%
adidas AG (L)	2,608	948,803
Allianz SE	4,293	1,054,674
BASF SE	2,632	208,040
Bayer AG	5,220	307,516
Brenntag AG	2,749	213,766
Daimler AG	2,502	177,340
Deutsche Boerse AG	601	102,334
Deutsche Post AG	13,839	685,525
Deutsche Telekom AG	44,247	807,622
Deutsche Wohnen SE	2,623	139,950
Infineon Technologies AG	23,046	880,095
Merck KGaA	1,633	280,083
Muenchener Rueckversicherungs-Gesellschaft AG	1,420	421,919
RWE AG	13,578	574,448
SAP SE	8,202	1,062,312
Siemens AG	4,557	656,419
Vonovia SE	5,147	375,906

		8,896,752

Greece - 0.0% (G)
Hellenic Telecommunications Organization SA	5,346	85,967
OPAP SA	6,343	84,806

		170,773

Hong Kong - 0.3%
AIA Group, Ltd.	102,800	1,252,733
BOC Hong Kong Holdings, Ltd.	68,500	207,639
China Gas Holdings, Ltd.	50,600	200,513
China Mobile, Ltd.	38,000	216,617
China Overseas Land & Investment, Ltd.	52,500	114,056
China Resources Land, Ltd.	40,000	164,836
China State Construction International Holdings, Ltd.	72,000	41,108
China Unicom Hong Kong, Ltd.	116,000	66,175
CK Asset Holdings, Ltd.	25,000	127,922
CK Hutchison Holdings, Ltd.	19,000	132,655
CLP Holdings, Ltd.	12,500	115,583
Hong Kong Exchanges & Clearing, Ltd.	12,500	685,646

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hutchison China MediTech, Ltd., ADR (L)	1,709	$ 54,722
Kunlun Energy Co., Ltd.	84,000	72,801
Sun Hung Kai Properties, Ltd.	8,500	108,706
Techtronic Industries Co., Ltd.	6,500	92,907

		3,654,619

Hungary - 0.0% (G)
OTP Bank Nyrt (L)	3,672	165,477
Richter Gedeon Nyrt	1,545	38,773

		204,250

India - 0.1%
HDFC Bank, Ltd., ADR (L)	1,764	127,467
Infosys, Ltd., ADR	29,256	495,889

		623,356

Indonesia - 0.1%
Bank Central Asia Tbk PT	104,500	251,900
Bank Rakyat Indonesia Persero Tbk PT	628,500	186,855
Telkom Indonesia Persero Tbk PT	713,200	168,148

		606,903

Ireland - 0.3%
Accenture PLC, Class A	5,312	1,387,548
CRH PLC (L)	10,018	426,031
DCC PLC	2,636	186,530
Jazz Pharmaceuticals PLC (L)	1,912	315,576
Kingspan Group PLC (L)	1,323	92,772
Medtronic PLC	9,346	1,094,790
Trane Technologies PLC	8,207	1,191,328

		4,694,575

Israel - 0.0% (G)
SolarEdge Technologies, Inc. (L)	1,368	436,556

Italy - 0.1%
Enel SpA	37,662	383,201
FinecoBank Banca Fineco SpA (L)	34,787	573,708
Snam SpA	98,534	556,480

		1,513,389

Japan - 1.8%
Advantest Corp.	900	67,412
Asahi Group Holdings, Ltd. (F)	8,500	350,049
Asahi Kasei Corp.	31,000	317,754
Bridgestone Corp. (F)	4,800	157,420
Central Japan Railway Co.	2,800	395,929
Daiichi Sankyo Co., Ltd.	4,100	140,508
Daikin Industries, Ltd.	3,400	756,388
Daiwa House Industry Co., Ltd.	8,400	249,755
Denso Corp.	6,400	380,933
Dentsu Group, Inc. (F)	6,400	190,476
ENEOS Holdings, Inc.	40,200	144,386
Fast Retailing Co., Ltd.	100	89,668
Hitachi, Ltd.	17,600	694,660
Honda Motor Co., Ltd.	8,400	237,017
Hoya Corp.	6,000	830,969
Isuzu Motors, Ltd.	15,700	149,458
ITOCHU Corp.	14,100	405,518
Japan Airlines Co., Ltd. (L)	9,800	188,986
Japan Tobacco, Inc. (F)	7,000	142,710
Kao Corp. (F)	8,800	679,854

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Keyence Corp.	2,300	$ 1,293,788
Konami Holdings Corp.	6,400	360,104
Kubota Corp. (F)	17,800	388,888
Kyowa Kirin Co., Ltd.	10,800	294,927
Mabuchi Motor Co., Ltd. (F)	2,100	91,601
Marui Group Co., Ltd.	4,500	79,245
Mitsubishi Corp.	27,000	665,599
Mitsubishi Electric Corp.	13,500	204,034
Mitsubishi UFJ Financial Group, Inc.	91,500	405,127
Mitsui Fudosan Co., Ltd.	9,800	205,208
Murata Manufacturing Co., Ltd.	6,900	624,654
Nabtesco Corp. (F)	6,500	285,303
Nichirei Corp.	3,300	92,729
Nidec Corp.	3,000	379,524
Nintendo Co., Ltd.	1,400	898,718
Nippon Express Co., Ltd.	4,500	302,700
Nippon Steel Corp. (L)	17,100	220,542
Nippon Telegraph & Telephone Corp.	25,200	646,606
Nitori Holdings Co., Ltd.	2,300	480,933
Nomura Research Institute, Ltd.	10,500	375,622
Ono Pharmaceutical Co., Ltd.	12,000	361,617
ORIX Corp.	21,700	333,835
Otsuka Corp. (F)	9,400	495,822
Otsuka Holdings Co., Ltd. (F)	2,500	107,116
Rakuten, Inc. (F)	13,800	132,795
Recruit Holdings Co., Ltd.	6,800	285,620
Renesas Electronics Corp. (L)	7,300	76,409
Rohm Co., Ltd.	2,900	281,128
Ryohin Keikaku Co., Ltd.	13,500	276,271
Seven & i Holdings Co., Ltd.	4,300	152,265
Shimadzu Corp.	9,300	361,490
Shin-Etsu Chemical Co., Ltd.	3,600	631,857
Shiseido Co., Ltd.	3,500	242,285
SMC Corp.	300	183,221
SoftBank Group Corp.	5,500	426,993
Sony Corp.	9,800	987,526
Square Enix Holdings Co., Ltd.	1,100	66,694
Sumitomo Electric Industries, Ltd.	15,100	200,087
Sumitomo Metal Mining Co., Ltd.	10,600	471,498
Sumitomo Mitsui Financial Group, Inc. (F)	20,400	632,362
Sumitomo Realty & Development Co., Ltd.	5,300	163,626
Suzuki Motor Corp.	6,000	278,133
T&D Holdings, Inc.	21,100	249,589
Takeda Pharmaceutical Co., Ltd.	9,200	332,942
Tokio Marine Holdings, Inc.	13,300	685,237
Tokyo Electron, Ltd.	1,600	597,700
Tokyo Gas Co., Ltd.	5,100	118,040
Tokyu Corp.	17,500	217,436
Toray Industries, Inc.	16,800	99,647
Toyota Motor Corp.	16,700	1,288,740
West Japan Railway Co.	1,600	83,776
Yamato Holdings Co., Ltd.	2,700	68,938

		25,756,397

Luxembourg - 0.0% (G)
ArcelorMittal SA (L)	5,668	129,627

Malaysia - 0.0% (G)
CIMB Group Holdings Bhd.	52,800	56,531

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Malaysia (continued) (G)
Petronas Chemicals Group Bhd.	54,200	$ 100,383
Public Bank Bhd.	27,700	142,034
Tenaga Nasional Bhd.	29,600	76,784
Top Glove Corp. Bhd	17,700	27,044

		402,776

Mexico - 0.1%
America Movil SAB de CV, Series L	331,188	241,158
Fomento Economico Mexicano SAB de CV, ADR	1,918	145,327
Grupo Aeroportuario del Sureste SAB de CV, Class B (L)	5,897	97,730
Grupo Financiero Banorte SAB de CV, Class O (L)	34,277	188,873
Grupo Mexico SAB de CV, Series B	38,588	163,644
Kimberly-Clark de Mexico SAB de CV, A Shares	48,822	83,343
Wal-Mart de Mexico SAB de CV	74,032	207,964

		1,128,039

Netherlands - 0.5%
Akzo Nobel NV	6,841	734,276
ASML Holding NV	4,168	2,018,050
Heineken NV (F)	1,795	200,033
ING Groep NV (L)	52,783	490,768
Koninklijke Ahold Delhaize NV	10,278	289,956
Koninklijke DSM NV	1,753	301,465
Koninklijke KPN NV	137,030	416,474
Koninklijke Philips NV (L)	2,994	161,279
NN Group NV	10,946	473,198
NXP Semiconductors NV	3,903	620,616
Prosus NV (L)	4,921	531,363
Royal Dutch Shell PLC, A Shares	22,246	390,115
Royal Dutch Shell PLC, B Shares	9,611	162,894
Wolters Kluwer NV	2,060	173,796

		6,964,283

Norway - 0.0% (G)
Telenor ASA	28,512	483,984

Peru - 0.0% (G)
Credicorp, Ltd.	1,098	180,094

Philippines - 0.0% (G)
Ayala Corp.	3,510	60,393
Ayala Land, Inc.	79,400	67,657
International Container Terminal Services, Inc.	20,180	51,903

		179,953

Poland - 0.0% (G)
Allegro.eu SA (A) (L)	4,787	108,536
CD Projekt SA (L)	1,556	114,740
Dino Polska SA (A) (L)	1,418	109,971
Powszechny Zaklad Ubezpieczen SA (L)	9,805	85,184

		418,431

Qatar - 0.0% (G)
Qatar National Bank QPSC	26,761	131,126

Republic of Korea - 0.4%
BGF retail Co., Ltd.	281	35,103
Celltrion, Inc. (L)	296	97,975
Hana Financial Group, Inc.	3,196	101,797
Hankook Tire & Technology Co., Ltd.	2,841	103,214

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea (continued)
Hanon Systems	5,673	$ 84,933
Hyundai Glovis Co., Ltd.	432	73,303
Hyundai Mobis Co., Ltd.	671	157,931
Hyundai Motor Co. (L)	801	141,980
Kia Motors Corp.	1,734	99,907
KIWOOM Securities Co., Ltd.	533	62,265
LG Chem, Ltd.	484	368,041
LG Household & Health Care, Ltd.	134	199,998
Lotte Chemical Corp.	226	57,545
Mando Corp.	2,000	108,495
NAVER Corp.	883	238,029
NCSoft Corp.	231	198,325
POSCO	976	243,882
S-Oil Corp.	1,770	112,848
Samsung Electronics Co., Ltd.	36,563	2,730,359
Samsung Fire & Marine Insurance Co., Ltd.	865	149,427
Samsung SDI Co., Ltd. (L)	177	102,580
Shinhan Financial Group Co., Ltd. (L)	5,133	152,312
SK Holdings Co., Ltd.	309	68,555
SK Hynix, Inc. (L)	4,873	532,270
SK Innovation Co., Ltd.	837	146,810
SK Telecom Co., Ltd.	396	87,027

		6,454,911

Republic of South Africa - 0.1%
Absa Group, Ltd.	15,143	123,796
AngloGold Ashanti, Ltd., ADR	3,311	74,895
Bid Corp., Ltd.	6,760	121,480
Bidvest Group, Ltd.	11,151	119,397
Capitec Bank Holdings, Ltd. (F) (L)	1,597	156,179
Clicks Group, Ltd.	6,917	118,933
FirstRand, Ltd.	57,470	200,249
Gold Fields, Ltd., ADR	2,769	25,669
Impala Platinum Holdings, Ltd.	7,235	99,583
MTN Group (F)	18,187	75,061
Naspers, Ltd., N Shares	2,815	576,441
Pick n Pay Stores, Ltd.	13,708	46,884
Sanlam, Ltd.	23,689	94,552
SPAR Group, Ltd.	8,348	107,495
Vodacom Group, Ltd.	8,864	75,032

		2,015,646

Russian Federation - 0.1%
Alrosa PJSC (C) (L)	105,761	141,302
Gazprom PJSC, ADR (F)	24,415	136,724
Lukoil PJSC, ADR	4,643	317,395
Magnitogorsk Iron & Steel Works (C) (L)	139,033	105,191
MMC Norilsk Nickel PJSC, ADR (F)	3,680	115,846
Moscow Exchange PJSC (C) (L)	62,798	135,714
Novolipetskiy Metallurgicheskiy Kombinat PAO (C) (L)	19,578	55,402
Sberbank of Russia PJSC, ADR	24,433	354,279
Severstal PAO, GDR (M)	7,927	139,277
Tatneft PJSC, ADR (F)	3,593	145,517
X5 Retail Group NV, GDR (M)	3,198	115,512

		1,762,159

Saudi Arabia - 0.1%
Al Rajhi Bank	14,002	274,695
Alinma Bank (L)	22,046	95,061

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Saudi Arabia (continued)
Almarai Co. JSC	5,115	$ 74,949
Bupa Arabia for Cooperative Insurance Co. (L)	1,437	46,709
Mouwasat Medical Services Co.	2,024	74,452
National Commercial Bank	18,940	218,831
Saudi Basic Industries Corp.	5,382	145,539
Saudi Telecom Co.	3,155	89,193
Savola Group	4,304	48,784

		1,068,213

Singapore - 0.1%
BOC Aviation, Ltd. (A)	4,700	40,681
DBS Group Holdings, Ltd.	28,600	541,991
Oversea-Chinese Banking Corp., Ltd.	34,200	260,620
Sea, Ltd., ADR (F) (L)	258	51,355
United Overseas Bank, Ltd.	4,300	73,291

		967,938

Spain - 0.2%
Banco Bilbao Vizcaya Argentaria SA	61,635	305,500
Banco Santander SA (L)	96,335	300,405
Iberdrola SA	93,986	1,350,606
Industria de Diseno Textil SA	18,296	580,712

		2,537,223

Sweden - 0.2%
Atlas Copco AB, A Shares	6,785	348,725
Lundin Energy AB	13,104	355,153
SKF AB, B Shares	19,804	515,285
Spotify Technology SA (L)	1,153	362,803
Svenska Handelsbanken AB, A Shares (L)	60,683	611,686
Volvo AB, B Shares (L)	23,298	551,536

		2,745,188

Switzerland - 0.8%
Adecco Group AG	4,237	282,198
Chubb, Ltd.	2,789	429,283
Cie Financiere Richemont SA	1,747	157,827
Credit Suisse Group AG	29,591	382,046
Garmin, Ltd.	3,719	445,016
Givaudan SA	80	338,466
LafargeHolcim, Ltd. (L)	8,318	456,556
Lonza Group AG	1,311	844,502
Nestle SA	20,246	2,393,305
Novartis AG	21,710	2,044,168
Roche Holding AG	6,324	2,202,640
SGS SA	68	204,977
Swiss Re AG	4,415	415,951
TE Connectivity, Ltd.	2,456	297,348
UBS Group AG	14,848	209,057
Zurich Insurance Group AG	1,304	549,533

		11,652,873

Taiwan - 0.4%
Accton Technology Corp.	16,000	180,395
Advantech Co., Ltd.	10,998	137,292
ASE Technology Holding Co., Ltd.	69,000	200,157
Chailease Holding Co., Ltd.	32,042	191,788
CTBC Financial Holding Co., Ltd.	62,000	43,516
Delta Electronics, Inc.	26,000	243,826
E.Sun Financial Holding Co., Ltd.	128,459	116,921
Eclat Textile Co., Ltd.	8,000	120,497

	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Feng TAY Enterprise Co., Ltd.	8,400	$ 59,754
Formosa Petrochemical Corp.	33,000	117,368
Formosa Plastics Corp.	33,000	113,346
Fubon Financial Holding Co., Ltd.	99,000	164,870
Global Unichip Corp.	5,000	60,517
Globalwafers Co., Ltd.	3,000	75,785
Hiwin Technologies Corp.	11,671	160,226
Hon Hai Precision Industry Co., Ltd.	16,000	52,463
Inventec Corp.	43,000	36,782
MediaTek, Inc.	4,000	106,669
Nanya Technology Corp.	26,000	80,608
Nien Made Enterprise Co., Ltd.	5,000	58,137
Quanta Computer, Inc.	34,000	98,104
Realtek Semiconductor Corp.	11,000	153,246
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	15,830	1,726,103
Taiwan Semiconductor Manufacturing Co., Ltd.	75,000	1,418,810
Uni-President Enterprises Corp.	62,000	149,121
Vanguard International Semiconductor Corp.	18,000	74,476
Wiwynn Corp.	3,000	75,331
Yuanta Financial Holding Co., Ltd.	92,440	67,720

		6,083,828

Thailand - 0.1%
Airports of Thailand PCL, NVDR	54,800	113,717
Kasikornbank PCL	23,800	90,581
Minor International PCL (L)	80,400	69,102
PTT Exploration & Production PCL	31,500	103,300
PTT PCL	72,900	103,180
Siam Cement PCL	9,700	121,125
Thai Oil PCL	58,400	101,362

		702,367

Turkey - 0.0% (G)
BIM Birlesik Magazalar AS	11,314	114,436

United Arab Emirates - 0.0% (G)
Emaar Properties PJSC (L)	58,862	56,749

United Kingdom - 0.9%
3i Group PLC	48,050	760,003
AstraZeneca PLC	6,236	621,812
Barratt Developments PLC (L)	14,648	133,914
BP PLC	243,922	841,712
British American Tobacco PLC	15,717	583,680
Diageo PLC	26,127	1,033,813
Ferguson PLC	3,757	456,477
GlaxoSmithKline PLC	26,121	477,961
HSBC Holdings PLC (L)	66,540	343,695
IHS Markit, Ltd.	3,497	314,136
InterContinental Hotels Group PLC (L)	7,091	459,604
Linde PLC	1,483	390,785
Lloyds Banking Group PLC (L)	923,807	460,571
London Stock Exchange Group PLC	2,835	349,943
M&G PLC	55,560	149,966
Persimmon PLC	4,047	152,745
Prudential PLC	23,913	439,711
Reckitt Benckiser Group PLC	7,648	682,617
RELX PLC	27,713	678,066
Rio Tinto PLC	4,512	339,632
Rio Tinto, Ltd.	11,543	1,015,109

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Standard Chartered PLC (L)	76,358	$ 484,869
Taylor Wimpey PLC (L)	202,451	457,936
Tesco PLC	181,619	573,147
Unilever PLC	19,406	1,175,054
Whitbread PLC (L)	5,197	220,127

		13,597,085

United States - 13.2%
Abbott Laboratories	1,527	167,191
AbbVie, Inc.	12,878	1,379,878
ABIOMED, Inc. (L)	175	56,735
Advanced Micro Devices, Inc. (L)	15,592	1,429,942
Air Products & Chemicals, Inc.	852	232,783
Airbnb, Inc., Class A (L)	1,316	193,189
Alexion Pharmaceuticals, Inc. (L)	3,579	559,183
Allstate Corp.	6,004	660,020
Alnylam Pharmaceuticals, Inc. (L)	1,523	197,944
Alphabet, Inc., Class A (L)	1,493	2,616,692
Alphabet, Inc., Class C (L)	1,938	3,395,143
Altice USA, Inc., Class A (L)	4,104	155,418
Altria Group, Inc.	15,800	647,800
Amazon.com, Inc. (L)	2,804	9,132,432
Ameren Corp.	4,306	336,126
American Campus Communities, Inc., REIT	4,860	207,862
American International Group, Inc.	3,408	129,027
AMETEK, Inc.	3,002	363,062
Amgen, Inc.	3,364	773,451
Amphenol Corp., Class A	2,050	268,078
Analog Devices, Inc.	5,998	886,085
Anthem, Inc.	1,019	327,191
Apple, Inc.	91,438	12,132,908
Applied Materials, Inc.	10,428	899,936
AptarGroup, Inc.	4,135	566,040
Aspen Technology, Inc. (L)	2,801	364,830
Atmos Energy Corp.	3,640	347,365
AutoZone, Inc. (L)	514	609,316
Avery Dennison Corp.	1,039	161,159
Axalta Coating Systems, Ltd. (L)	9,276	264,830
Bank of America Corp.	19,264	583,892
Baxter International, Inc.	6,512	522,523
Becton Dickinson & Co.	1,126	281,748
Berkshire Hathaway, Inc., Class B (L)	8,533	1,978,547
Best Buy Co., Inc.	5,814	580,179
Biogen, Inc. (L)	1,065	260,776
BJ’s Wholesale Club Holdings, Inc. (L)	10,321	384,767
Black Knight, Inc. (L)	3,266	288,551
BlackRock, Inc.	549	396,125
Blackstone Group, Inc., Class A	5,465	354,187
Booking Holdings, Inc. (L)	499	1,111,408
Booz Allen Hamilton Holding Corp.	7,186	626,475
Boston Scientific Corp. (L)	13,788	495,679
Bright Horizons Family Solutions, Inc. (L)	2,769	479,009
Bristol-Myers Squibb Co.	18,788	1,165,420
Broadridge Financial Solutions, Inc.	2,822	432,330
Brunswick Corp.	5,727	436,626
Cabot Oil & Gas Corp.	1,867	30,395
Cadence Design Systems, Inc. (L)	2,299	313,653
Camden Property Trust, REIT	2,787	278,477
Capital One Financial Corp.	6,078	600,810

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
CarMax, Inc. (L)	3,134	$ 296,038
Carter’s, Inc.	5,279	496,596
Casey’s General Stores, Inc.	1,657	295,973
Catalent, Inc. (L)	9,665	1,005,837
Celanese Corp.	1,371	178,148
Centene Corp. (L)	6,263	375,968
Certara, Inc. (L)	4,655	156,967
Charles Schwab Corp.	9,519	504,888
Charter Communications, Inc., Class A (L)	1,431	946,678
Chemed Corp.	655	348,860
Cheniere Energy, Inc. (L)	2,368	142,151
Chevron Corp.	10,466	883,854
Chewy, Inc., Class A (F) (L)	3,070	275,962
Cigna Corp.	3,364	700,318
Cintas Corp.	412	145,626
Cisco Systems, Inc.	8,634	386,371
Citigroup, Inc.	12,885	794,489
CMC Materials, Inc.	2,403	363,574
CMS Energy Corp.	4,363	266,187
Coca-Cola Co.	19,418	1,064,883
Cognex Corp.	4,146	332,862
Comcast Corp., Class A	24,192	1,267,661
Commerce Bancshares, Inc. (F)	4,504	295,913
ConocoPhillips	4,992	199,630
Constellation Brands, Inc., Class A	2,692	589,683
Copart, Inc. (L)	2,941	374,242
CoreLogic, Inc.	2,323	179,614
Costco Wholesale Corp.	1,226	461,932
Crowdstrike Holdings, Inc., Class A (L)	2,198	465,580
Crown Holdings, Inc. (L)	6,195	620,739
CSX Corp.	2,187	198,470
CubeSmart, REIT	9,246	310,758
Cullen / Frost Bankers, Inc.	3,758	327,810
Cummins, Inc.	1,722	391,066
Cushman & Wakefield PLC (L)	15,878	235,471
Deere & Co.	2,352	632,806
Delta Air Lines, Inc.	3,733	150,104
DexCom, Inc. (L)	1,441	532,767
Diamondback Energy, Inc.	3,369	163,060
Discovery, Inc., Class A (F) (L)	8,380	252,154
Discovery, Inc., Class C (L)	11,154	292,123
Dollar Tree, Inc. (L)	2,744	296,462
Douglas Dynamics, Inc.	3,683	157,522
Dow, Inc.	2,991	166,000
DTE Energy Co.	2,309	280,336
DuPont de Nemours, Inc.	4,830	343,461
EastGroup Properties, Inc., REIT	2,639	364,340
Eastman Chemical Co.	5,807	582,326
Eaton Corp. PLC	6,074	729,730
Edwards Lifesciences Corp. (L)	1,439	131,280
Eli Lilly & Co.	6,767	1,142,540
Encompass Health Corp.	5,756	475,964
Enphase Energy, Inc. (L)	3,171	556,415
Entegris, Inc.	4,626	444,559
Envestnet, Inc. (L)	2,705	222,594
EOG Resources, Inc.	7,504	374,224
Equinix, Inc., REIT	781	557,775
Equity Lifestyle Properties, Inc., REIT	1,618	102,516

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Estee Lauder Cos., Inc., Class A	3,449	$ 918,089
Exact Sciences Corp. (F) (L)	3,229	427,810
Exelixis, Inc. (L)	12,014	241,121
Exelon Corp.	5,103	215,449
Facebook, Inc., Class A (L)	11,480	3,135,877
FactSet Research Systems, Inc.	909	302,242
FedEx Corp.	2,592	672,935
First Hawaiian, Inc.	9,360	220,709
First Horizon Corp.	29,448	375,756
First Republic Bank	2,878	422,865
Five9, Inc. (L)	1,273	222,011
FleetCor Technologies, Inc. (L)	338	92,217
Focus Financial Partners, Inc., Class A (L)	6,039	262,696
Fortinet, Inc. (L)	559	83,028
Fortune Brands Home & Security, Inc.	8,162	699,647
Freeport-McMoRan, Inc.	9,583	249,350
FTI Consulting, Inc. (L)	2,543	284,104
Generac Holdings, Inc. (L)	3,934	894,631
General Dynamics Corp.	1,302	193,764
General Motors Co.	6,857	285,525
Global Payments, Inc.	2,892	622,995
Goldman Sachs Group, Inc.	2,519	664,285
Guidewire Software, Inc. (L)	2,733	351,819
H&R Block, Inc.	1,542	24,456
Hartford Financial Services Group, Inc.	4,161	203,806
Hilton Worldwide Holdings, Inc.	2,979	331,444
Home Depot, Inc.	6,992	1,857,215
Honeywell International, Inc.	5,656	1,203,031
Horizon Therapeutics PLC (L)	3,942	288,357
HubSpot, Inc. (L)	744	294,951
IAA, Inc. (L)	6,418	417,042
ICU Medical, Inc. (L)	1,371	294,066
IDEX Corp.	1,977	393,818
IDEXX Laboratories, Inc. (L)	815	407,394
Illumina, Inc. (L)	896	331,520
Ingersoll Rand, Inc. (L)	8,169	372,180
Insulet Corp. (L)	765	195,557
Intel Corp.	5,966	297,226
Intercontinental Exchange, Inc.	5,456	629,022
International Business Machines Corp.	3,743	471,169
Intuit, Inc.	2,505	951,524
Intuitive Surgical, Inc. (L)	906	741,199
Johnson & Johnson	6,270	986,773
KeyCorp	29,165	478,598
Keysight Technologies, Inc. (L)	3,361	443,954
Kimberly-Clark Corp.	4,064	547,949
Kinder Morgan, Inc.	8,578	117,261
Kinsale Capital Group, Inc.	1,516	303,397
Knight-Swift Transportation Holdings, Inc.	7,088	296,420
Kroger Co.	5,487	174,267
Lam Research Corp.	2,645	1,249,154
Lamb Weston Holdings, Inc.	4,960	390,550
Landstar System, Inc.	2,078	279,823
Las Vegas Sands Corp.	5,106	304,318
Leidos Holdings, Inc.	4,571	480,504
Lennar Corp., Class A	6,458	492,293
Lennox International, Inc.	1,368	374,791
Lincoln Electric Holdings, Inc.	3,701	430,241

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
LKQ Corp. (L)	9,398	$ 331,186
Lowe’s Cos., Inc.	7,331	1,176,699
LPL Financial Holdings, Inc.	3,705	386,135
Lyft, Inc., Class A (F) (L)	3,291	161,687
LyondellBasell Industries NV, Class A	1,968	180,387
MarketAxess Holdings, Inc.	299	170,597
Marsh & McLennan Cos., Inc.	1,378	161,226
Masco Corp.	7,516	412,854
Mastercard, Inc., Class A	8,730	3,116,086
McKesson Corp.	5,539	963,343
Merck & Co., Inc.	11,882	971,948
MetLife, Inc.	1,248	58,594
Mettler-Toledo International, Inc. (L)	399	454,732
Microchip Technology, Inc.	4,324	597,188
Micron Technology, Inc. (L)	2,783	209,226
Microsoft Corp.	48,459	10,778,251
Mid-America Apartment Communities, Inc., REIT	4,742	600,764
Moelis & Co., Class A	5,510	257,648
Molina Healthcare, Inc. (L)	2,787	592,739
Mondelez International, Inc., Class A	13,404	783,732
MongoDB, Inc. (F) (L)	978	351,141
Monolithic Power Systems, Inc.	692	253,431
Morgan Stanley	16,704	1,144,725
Motorola Solutions, Inc.	385	65,473
MSA Safety, Inc.	2,627	392,448
MSCI, Inc.	179	79,929
National Retail Properties, Inc., REIT	8,611	352,362
National Vision Holdings, Inc. (L)	3,804	172,283
Netflix, Inc. (L)	3,618	1,956,361
Newmont Corp.	3,108	186,138
NextEra Energy, Inc.	16,512	1,273,901
NIKE, Inc., Class B	11,233	1,589,132
Nordson Corp.	1,541	309,664
Norfolk Southern Corp.	4,090	971,825
Northrop Grumman Corp.	1,403	427,522
NorthWestern Corp.	3,352	195,455
NVIDIA Corp.	3,898	2,035,536
O’Reilly Automotive, Inc. (L)	735	332,639
Old Dominion Freight Line, Inc.	1,718	335,319
Outfront Media, Inc., REIT	11,183	218,739
Packaging Corp. of America	774	106,742
Pactiv Evergreen, Inc. (L)	5,978	108,441
Parker-Hannifin Corp.	2,229	607,202
PayPal Holdings, Inc. (L)	11,813	2,766,605
Performance Food Group Co. (L)	11,407	543,087
PerkinElmer, Inc.	434	62,279
Pfizer, Inc.	3,407	125,412
Philip Morris International, Inc.	10,315	853,979
Phillips 66	4,786	334,733
Pioneer Natural Resources Co.	4,242	483,121
Planet Fitness, Inc., Class A (L)	2,590	201,062
Pool Corp.	2,038	759,155
Portland General Electric Co.	4,348	185,964
PPG Industries, Inc.	1,437	207,244
Premier, Inc., Class A	5,153	180,870
Procter & Gamble Co.	10,893	1,515,652
Progressive Corp.	11,054	1,093,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Prologis, Inc., REIT	5,838	$ 581,815
PTC, Inc. (L)	2,079	248,669
Public Service Enterprise Group, Inc.	5,162	300,945
Public Storage, REIT	374	86,368
Q2 Holdings, Inc. (L)	4,079	516,116
Qorvo, Inc. (L)	2,257	375,271
QUALCOMM, Inc.	7,702	1,173,323
Raytheon Technologies Corp.	8,782	628,001
RBC Bearings, Inc. (L)	2,184	391,023
RealPage, Inc. (L)	3,347	291,992
Realty Income Corp., REIT	830	51,601
Regeneron Pharmaceuticals, Inc. (L)	1,687	815,007
Regions Financial Corp.	22,504	362,764
Reynolds Consumer Products, Inc.	9,820	294,993
RLI Corp.	4,202	437,638
Royalty Pharma PLC, Class A (F)	7,374	369,069
S&P Global, Inc.	4,080	1,341,218
salesforce.com, Inc. (L)	5,186	1,154,041
Seagate Technology PLC	6,673	414,794
Sempra Energy	3,526	449,248
ServiceNow, Inc. (L)	818	450,252
ServisFirst Bancshares, Inc.	6,342	255,519
Signature Bank	2,676	362,036
Snap-on, Inc.	2,605	445,820
Snowflake, Inc., Class A (F) (L)	495	139,293
Southwest Airlines Co.	4,838	225,499
SS&C Technologies Holdings, Inc.	9,004	655,041
Stanley Black & Decker, Inc.	6,500	1,160,640
State Street Corp.	6,081	442,575
StepStone Group, Inc., Class A (L)	5,617	223,557
Stericycle, Inc. (L)	3,622	251,113
STERIS PLC	1,704	322,976
Sun Communities, Inc., REIT	532	80,837
SVB Financial Group (L)	1,014	393,260
Syneos Health, Inc. (L)	5,259	358,296
Synopsys, Inc. (L)	1,569	406,748
T-Mobile US, Inc. (L)	6,669	899,315
T. Rowe Price Group, Inc.	798	120,809
Take-Two Interactive Software, Inc. (L)	2,215	460,255
Target Corp.	4,115	726,421
Teladoc Health, Inc. (F) (L)	1,339	267,746
Teradyne, Inc.	2,243	268,913
Tesla, Inc. (L)	5,540	3,909,412
Texas Instruments, Inc.	7,369	1,209,474
Thermo Fisher Scientific, Inc.	4,078	1,899,451
Thor Industries, Inc. (F)	5,419	503,913
TJX Cos., Inc.	8,370	571,587
Toro Co.	7,804	740,131
Tractor Supply Co.	3,501	492,171
Trade Desk, Inc., Class A (L)	816	653,616
TransUnion	3,887	385,668
Truist Financial Corp.	5,810	278,473
Twilio, Inc., Class A (L)	663	224,425
Tyler Technologies, Inc. (L)	889	388,066
Uber Technologies, Inc. (L)	4,630	236,130
UDR, Inc., REIT	1,152	44,271
Union Pacific Corp.	1,689	351,684
UnitedHealth Group, Inc.	7,896	2,768,969

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
US Bancorp	10,388	$ 483,977
Vail Resorts, Inc.	1,063	296,534
Ventas, Inc., REIT	3,058	149,964
Verisk Analytics, Inc.	639	132,650
Verizon Communications, Inc.	16,693	980,714
Vertex Pharmaceuticals, Inc. (L)	1,827	431,793
Visa, Inc., Class A	5,148	1,126,022
Voya Financial, Inc.	1,452	85,392
Waste Connections, Inc.	5,533	567,520
Waters Corp. (L)	271	67,051
Wells Fargo & Co.	29,234	882,282
Wendy’s Co.	12,416	272,159
West Pharmaceutical Services, Inc.	1,704	482,760
Western Alliance Bancorp	5,311	318,394
WestRock Co.	5,386	234,453
WEX, Inc. (L)	2,386	485,623
Williams Cos., Inc.	7,670	153,783
WillScot Mobile Mini Holdings Corp. (L)	14,767	342,151
Woodward, Inc.	3,164	384,521
Workday, Inc., Class A (L)	1,195	286,334
Xcel Energy, Inc.	4,453	296,882
Yum! Brands, Inc.	3,973	431,309
Zebra Technologies Corp., Class A (L)	1,305	501,551
Zillow Group, Inc., Class C (F) (L)	1,736	225,333
Zimmer Biomet Holdings, Inc.	4,548	700,801
Zscaler, Inc. (L)	1,559	311,348

		194,422,417

Total Common Stocks (Cost $262,638,173)		341,933,487

PREFERRED STOCKS - 0.1%
Brazil - 0.1%
Banco Bradesco SA, 0.00% (N)	14,390	75,686
Gerdau SA, 0.00% (N)	26,355	124,354
Itau Unibanco Holding SA, 0.00% (N)	45,409	277,908
Itausa SA, 0.00% (N)	40,383	91,642
Petroleo Brasileiro SA, 0.00% (N)	53,573	290,840

		860,430

Germany - 0.0% (G)
Volkswagen AG, 0.00% (N)	3,216	601,018

Total Preferred Stocks (Cost $1,499,851)		1,461,448

EXCHANGE-TRADED FUND - 0.2%
United States - 0.2%
iShares MSCI India ETF (F)	89,247	3,589,514

Total Exchange-Traded Fund (Cost $3,054,467)		3,589,514

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 5.5%
United States - 5.5%
JPMorgan High Yield Fund	5,237,810	$ 37,293,210
JPMorgan Value Advantage Fund	1,219,812	43,303,324

Total Investment Companies (Cost $72,329,567)		80,596,534

MASTER LIMITED PARTNERSHIP - 0.0% (G)
United States - 0.0% (G)
Lazard, Ltd., Class A	9,253	391,402

Total Master Limited Partnership (Cost $297,611)		391,402

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (G)
U.S. Treasury Bill 0.12% (N), 03/11/2021 (K)	$ 523,000	522,928

Total Short-Term U.S. Government Obligation (Cost $522,882)		522,928

	Shares	Value
OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (N)	18,608,690	18,608,690

Total Other Investment Company (Cost $18,608,690)		18,608,690

	Principal	Value
REPURCHASE AGREEMENT - 8.5%
Fixed Income Clearing Corp., 0.00% (N), dated 12/31/2020, to be repurchased at $125,114,747 on 01/04/2021. Collateralized by U.S. Government Obligations, 1.13% - 2.50%, due 01/31/2022 - 02/28/2022, and with a total value of $127,617,080.	$125,114,747	$ 125,114,747

Total Repurchase Agreement (Cost $125,114,747)		125,114,747

Total Investments (Cost $1,383,427,913)		1,519,665,266
Net Other Assets (Liabilities) - (3.0)%		(44,303,681)

Net Assets - 100.0%		$1,475,361,585

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	119	03/31/2021	$26,272,388	$26,296,211	$23,823	$—
10-Year U.S. Treasury Note	302	03/22/2021	41,656,830	41,699,594	42,764	—
30-Year U.S. Treasury Bond	110	03/22/2021	19,191,765	19,050,625	—	(141,140)
E-Mini Russell 2000® Index	124	03/19/2021	11,903,662	12,243,760	340,098	—
EURO STOXX 50® Index	22	03/19/2021	943,656	954,109	10,453	—
FTSE 100 Index	7	03/19/2021	621,272	614,555	—	(6,717)
MSCI Emerging Markets Index	23	03/19/2021	1,440,240	1,481,430	41,190	—
S&P 500® E-Mini Index	4	03/19/2021	738,613	749,760	11,147	—
S&P/ASX 200 Index	23	03/18/2021	2,913,720	2,897,827	—	(15,893)
TOPIX Index	3	03/11/2021	509,391	524,284	14,893	—
U.S. Treasury Ultra Bond	54	03/22/2021	11,646,983	11,532,375	—	(114,608)

Total					$484,368	$(278,358)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(34)	03/31/2021	$(4,284,261)	$(4,289,578)	$—	$(5,317)
10-Year U.S. Treasury Note	(169)	03/22/2021	(23,340,474)	(23,335,203)	5,271	—
10-Year U.S. Treasury Ultra Note	(163)	03/22/2021	(25,576,479)	(25,486,578)	89,901	—
MSCI EAFE Index	(74)	03/19/2021	(7,724,860)	(7,883,960)	—	(159,100)
S&P 500® E-Mini Index	(33)	03/19/2021	(6,040,418)	(6,185,520)	—	(145,102)

Total					$95,172	$(309,519)

Total Futures Contracts					$579,540	$(587,877)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	11.5%	$174,172,420
Banks	7.5	113,172,274
U.S. Government Obligations	7.0	106,986,801
Asset-Backed Securities	5.3	81,093,407
Mortgage-Backed Securities	4.3	65,685,324
Oil, Gas & Consumable Fuels	3.3	50,756,934
Capital Markets	3.1	47,076,250
Electric Utilities	3.0	45,315,262
U.S. Equity Funds	2.9	43,303,324
U.S. Fixed Income Funds	2.5	37,293,210
Pharmaceuticals	2.2	33,236,259
Health Care Providers & Services	2.0	29,846,810
Semiconductors & Semiconductor Equipment	1.8	27,636,742
Software	1.8	26,634,761
Equity Real Estate Investment Trusts	1.7	25,941,011
Insurance	1.5	23,022,520
Aerospace & Defense	1.5	22,716,988
Technology Hardware, Storage & Peripherals	1.5	22,260,929
IT Services	1.4	21,335,962
Media	1.4	20,990,460
Diversified Telecommunication Services	1.4	20,862,154
Biotechnology	1.3	19,477,378
Internet & Direct Marketing Retail	1.2	18,255,312
Beverages	1.1	17,062,718
Road & Rail	0.9	14,234,125
Interactive Media & Services	0.8	12,802,723
Health Care Equipment & Supplies	0.8	12,404,661
Diversified Financial Services	0.8	12,360,075
Tobacco	0.8	11,433,114
Metals & Mining	0.7	11,353,336
Chemicals	0.7	10,772,027
Wireless Telecommunication Services	0.7	10,602,306
Machinery	0.7	10,456,598
Specialty Retail	0.7	10,402,248
Automobiles	0.7	10,108,624
Food & Staples Retailing	0.6	9,827,038
Food Products	0.6	8,804,821
Airlines	0.5	7,843,668
Consumer Finance	0.5	7,827,163
Entertainment	0.5	7,175,337
Electronic Equipment, Instruments & Components	0.4	6,712,113
Multi-Utilities	0.4	6,493,212
Industrial Conglomerates	0.4	6,490,390
Textiles, Apparel & Luxury Goods	0.4	6,109,504
Trading Companies & Distributors	0.4	6,066,508
Hotels, Restaurants & Leisure	0.4	5,285,509
Building Products	0.3	5,191,606
Electrical Equipment	0.3	5,131,119
Personal Products	0.3	5,045,019
Life Sciences Tools & Services	0.3	4,807,421
Foreign Government Obligations	0.3	4,553,157
Gas Utilities	0.3	4,497,052
Diversified Consumer Services	0.3	4,245,567
Household Products	0.3	3,824,431
Independent Power & Renewable Electricity Producers	0.2	3,592,421
International Equity Funds	0.2	3,589,514
Household Durables	0.2	3,401,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Commercial Services & Supplies	0.2%		$3,092,939
Professional Services	0.2		2,992,159
Real Estate Management & Development	0.2		2,859,934
Containers & Packaging	0.1		2,007,161
Multiline Retail	0.1		1,935,734
Construction Materials	0.1		1,902,025
Energy Equipment & Services	0.1		1,816,758
Air Freight & Logistics	0.1		1,500,701
Construction & Engineering	0.1		1,481,583
Auto Components	0.1		1,443,999
Municipal Government Obligations	0.1		1,370,968
Transportation Infrastructure	0.1		1,124,939
Distributors	0.1		1,090,341
Water Utilities	0.1		887,252
Leisure Products	0.1		856,789
Communications Equipment	0.1		757,564
Paper & Forest Products	0.0	(G)	451,117
Health Care Technology	0.0	(G)	267,746

Investments	90.5		1,375,418,901
Short-Term Investments	9.5		144,246,365

Total Investments	100.0%		$1,519,665,266

INVESTMENT VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$78,627,990	$2,465,417	$81,093,407
Corporate Debt Securities	—	513,584,439	—	513,584,439
Foreign Government Obligations	—	4,553,157	—	4,553,157
Mortgage-Backed Securities	—	65,685,324	—	65,685,324
Municipal Government Obligations	—	1,370,968	—	1,370,968
U.S. Government Agency Obligations	—	174,172,420	—	174,172,420
U.S. Government Obligations	—	106,986,801	—	106,986,801
Common Stocks	211,677,028	130,256,459	—	341,933,487
Preferred Stocks	860,430	601,018	—	1,461,448
Exchange-Traded Fund	3,589,514	—	—	3,589,514
Investment Companies	80,596,534	—	—	80,596,534
Master Limited Partnership	391,402	—	—	391,402
Short-Term U.S. Government Obligation	—	522,928	—	522,928
Other Investment Company	18,608,690	—	—	18,608,690
Repurchase Agreement	—	125,114,747	—	125,114,747

Total Investments	$315,723,598	$1,201,476,251	$2,465,417	$1,519,665,266

Other Financial Instruments
Futures Contracts (Q)	$579,540	$—	$—	$579,540

Total Other Financial Instruments	$579,540	$—	$—	$579,540

LIABILITIES
Other Financial Instruments
Futures Contracts (Q)	$(587,877)	$—	$—	$(587,877)

Total Other Financial Instruments	$(587,877)	$—	$—	$(587,877)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION (continued):

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (E)	$—	$—	$485,706	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $213,545,709, representing 14.5% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the total value of securities is $5,172,895, representing 0.4% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $48,327,666, collateralized by cash collateral of $18,608,690 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $30,859,610. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rounds to less than $1 or $(1).
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $2,371,120.
(L)	Non-income producing securities.
(M)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2020, the total value of Regulation S securities is $254,789, representing less than 0.1% of the Portfolio’s net assets.
(N)	Rates disclosed reflect the yields at December 31, 2020.
(O)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2020. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Portfolio.
(Q)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CMT	Constant Maturity Treasury
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
NVDR	Non-Voting Depository Receipt
REIT	Real Estate Investment Trust
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $1,258,313,166) (including securities loaned of $48,327,666)	$1,394,550,519
Repurchase agreement, at value (cost $125,114,747)	125,114,747
Cash collateral pledged at broker for:
Futures contracts	578,000
Foreign currency, at value (cost $5,249,326)	5,395,968
Receivables and other assets:
Investments sold	1,500,947
Net income from securities lending	7,706
Shares of beneficial interest sold	19,631
Dividends	252,506
Interest	5,284,003
Tax reclaims	230,085
Variation margin receivable on futures contracts	14,347
Litigation	1,000

Total assets	1,532,949,459

Liabilities:
Cash collateral received upon return of:
Securities on loan	18,608,690
Payables and other liabilities:
Investments purchased	193,709
When-issued, delayed-delivery, forward and TBA commitments purchased	35,819,933
Shares of beneficial interest redeemed	162,138
Due to custodian	1,182,721
Investment management fees	869,901
Distribution and service fees	292,630
Transfer agent costs	2,243
Trustees, CCO and deferred compensation fees	5,943
Audit and tax fees	38,160
Custody fees	155,007
Legal fees	7,429
Printing and shareholder reports fees	224,910
Other accrued expenses	24,460

Total liabilities	57,587,874

Net assets	$1,475,361,585

Net assets consist of:
Capital stock ($0.01 par value)	$869,220
Additional paid-in capital	1,238,466,313
Total distributable earnings (accumulated losses)	236,026,052

Net assets	$1,475,361,585

Net assets by class:
Initial Class	$83,029,545
Service Class	1,392,332,040

Shares outstanding:
Initial Class	5,146,768
Service Class	81,775,232

Net asset value and offering price per share:
Initial Class	$16.13
Service Class	17.03

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$7,554,562
Interest income	28,186,042
Net income from securities lending	73,681
Withholding taxes on foreign income	(290,927)

Total investment income	35,523,358

Expenses:
Investment management fees	9,768,210
Distribution and service fees:
Service Class	3,278,524
Transfer agent costs	20,523
Trustees, CCO and deferred compensation fees	44,043
Audit and tax fees	60,706
Custody fees	530,279
Legal fees	89,260
Printing and shareholder reports fees	228,380
Other	106,468

Total expenses	14,126,393

Net investment income (loss)	21,396,965

Net realized gain (loss) on:
Investments	53,578,676
Capital gain distributions received from affiliated investment companies	620,554
Futures contracts	26,084,224
Forward foreign currency contracts	(1,266)
Foreign currency transactions	140,971

Net realized gain (loss)	80,423,159

Net change in unrealized appreciation (depreciation) on:
Investments	57,408,559
Futures contracts	786,105
Translation of assets and liabilities denominated in foreign currencies	51,410

Net change in unrealized appreciation (depreciation)	58,246,074

Net realized and change in unrealized gain (loss)	138,669,233

Net increase (decrease) in net assets resulting from operations	$160,066,198

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$21,396,965	$26,779,689
Net realized gain (loss)	80,423,159	36,950,562
Net change in unrealized appreciation (depreciation)	58,246,074	89,123,657

Net increase (decrease) in net assets resulting from operations	160,066,198	152,853,908

Dividends and/or distributions to shareholders:
Initial Class	(3,868,893)	(2,985,353)
Service Class	(58,211,497)	(42,453,781)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(62,080,390)	(45,439,134)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,967,780	8,543,362
Service Class	27,289,704	17,045,742

	30,257,484	25,589,104

Dividends and/or distributions reinvested:
Initial Class	3,868,893	2,985,353
Service Class	58,211,497	42,453,781

	62,080,390	45,439,134

Cost of shares redeemed:
Initial Class	(8,563,631)	(19,363,829)
Service Class	(94,216,210)	(86,497,381)

	(102,779,841)	(105,861,210)

Net increase (decrease) in net assets resulting from capital share transactions	(10,441,967)	(34,832,972)

Net increase (decrease) in net assets	87,543,841	72,581,802

Net assets:
Beginning of year	1,387,817,744	1,315,235,942

End of year	$1,475,361,585	$1,387,817,744

Capital share transactions - shares:
Shares issued:
Initial Class	193,413	581,175
Service Class	1,679,291	1,094,566

	1,872,704	1,675,741

Shares reinvested:
Initial Class	252,704	202,809
Service Class	3,599,969	2,735,424

	3,852,673	2,938,233

Shares redeemed:
Initial Class	(561,173)	(1,310,196)
Service Class	(5,897,357)	(5,595,779)

	(6,458,530)	(6,905,975)

Net increase (decrease) in shares outstanding:
Initial Class	(115,056)	(526,212)
Service Class	(618,097)	(1,765,789)

	(733,153)	(2,292,001)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016
Net asset value, beginning of year	$15.08	$13.96	$15.16	$14.21		$13.79

Investment operations:
Net investment income (loss) (A)	0.27	0.33	0.32	0.28		0.26	(B)
Net realized and unrealized gain (loss)	1.55	1.36	(0.74)	0.95		0.36

Total investment operations	1.82	1.69	0.42	1.23		0.62

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.37)	(0.34)	(0.28)		(0.20)
Net realized gains	(0.39)	(0.20)	(0.44)	—		—

Total dividends and/or distributions to shareholders	(0.77)	(0.57)	(0.78)	(0.28)		(0.20)

Net asset value, end of year	$16.13	$15.08	$13.96	$15.16		$14.21

Total return	12.36%	12.18%	(2.94)%	8.75%		4.46%

Ratio and supplemental data:
Net assets end of year (000’s)	$83,030	$79,367	$80,793	$88,873		$90,344
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.78%	0.77%	0.78%	0.77%		0.77%
Including waiver and/or reimbursement and recapture	0.78%	0.77%	0.77%	0.77	%(D)	0.77	%(B)
Net investment income (loss) to average net assets	1.77%	2.20%	2.18%	1.93%		1.83	%(B)
Portfolio turnover rate	73%	45%	58%	48%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016
Net asset value, beginning of year	$15.88	$14.67	$15.89	$14.88		$14.44

Investment operations:
Net investment income (loss) (A)	0.25	0.30	0.30	0.26		0.24	(B)
Net realized and unrealized gain (loss)	1.63	1.44	(0.78)	1.00		0.37

Total investment operations	1.88	1.74	(0.48)	1.26		0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.33)	(0.30)	(0.25)		(0.17)
Net realized gains	(0.39)	(0.20)	(0.44)	—		—

Total dividends and/or distributions to shareholders	(0.73)	(0.53)	(0.74)	(0.25)		(0.17)

Net asset value, end of year	$17.03	$15.88	$14.67	$15.89		$14.88

Total return	12.10%	11.91%	(3.19)%	8.51%		4.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,392,332	$1,308,451	$1,234,443	$1,382,464		$1,343,855
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.03%	1.02%	1.03%	1.02%		1.02%
Including waiver and/or reimbursement and recapture	1.03%	1.02%	1.02%	1.02	%(D)	1.01	%(B)
Net investment income (loss) to average net assets	1.52%	1.95%	1.93%	1.68%		1.59	%(B)
Portfolio turnover rate	73%	45%	58%	48%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists,

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$4,230,911	$—	$—	$—	$4,230,911
U.S. Government Agency Obligations	401,615	—	—	—	401,615
U.S. Government Obligations	11,121,944	—	—	—	11,121,944
Common Stocks	2,681,645	—	—	—	2,681,645
Exchange-Traded Funds	172,575	—	—	—	172,575
Total Securities Lending Transactions	$18,608,690	$—	$—	$—	$18,608,690
Total Borrowings	$18,608,690	$—	$—	$—	$18,608,690

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$161,759	$—	$417,781	$—	$—	$579,540
Total	$161,759	$—	$417,781	$—	$—	$579,540

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(261,065)	$—	$(326,812)	$—	$—	$(587,877)
Total	$(261,065)	$—	$(326,812)	$—	$—	$(587,877)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$12,754,443	$—	$13,329,781	$—	$—	$26,084,224
Forward foreign currency contracts	—	(1,266)	—	—	—	(1,266)
Total	$12,754,443	$(1,266)	$13,329,781	$—	$—	$26,082,958

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$803,706	$—	$(17,601)	$—	$—	$786,105
Total	$803,706	$—	$(17,601)	$—	$—	$786,105

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$224,970,532
Average notional value of contracts – short	(109,840,967)
Forward foreign currency exchange contracts:
Average contract amounts sold – in USD	7,584

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.730%
Over $500 million up to $750 million	0.705
Over $750 million up to $1.5 billion	0.680
Over $1.5 billion up to $2.5 billion	0.670
Over $2.5 billion	0.650

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 867,259,027	$ 80,855,827	$ 641,986,374	$ 320,938,829

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, passive foreign investment companies, premium amortization accruals, nasper QEF income inclusions, capital straddle loss deferral and income written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,389,162,826	$ 142,406,496	$ (11,905,056)	$ 130,501,440

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 34,552,469	$ 27,527,921	$ —	$ 28,536,582	$ 16,902,552	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 57,107,670	$ 49,501,673	$ —	$ —	$ (1,252,918)	$ 130,669,627

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

13. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $27,527,921 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Despite a global pandemic and economic disruptions, many of the world’s equity markets finished the year higher than they started. During the first quarter of 2020, global stock markets sold off virtually across the board. Volatility on many indexes rose to levels not seen since the 2008 global financial crisis, as investors struggled to price the impact of a global economic shutdown stemming from the escalating COVID-19 pandemic. The U.S. Federal Reserve (“Fed”) deployed its entire 2008 financial crisis playbook and eventually went beyond those interventions including quantitative easing and an “open-ended” bond buying program to help stabilize markets.

During the second quarter, global equity markets surged, recovering some of the first quarter’s losses. April 2020 was the best month for U.S. stocks since 1987. Many investors cheered plans for the reopening of economies amid the COVID-19 pandemic and government officials continued pledging extraordinary measures to lessen the pandemic’s economic impact.

Global equity markets continued to rise during the third quarter of 2020. Many investors were encouraged by economic data and accommodative central bank policies. Later in the quarter, sentiment was dampened by concerns about the pace and unevenness of economic recovery, U.S.-China tensions, increasing COVID-19 infections, and delays in further U.S. stimulus measures. To boost economic recovery and job creation, the Fed announced a new policy framework in August. It is allowing for higher inflation in the short term to achieve its target over a longer-term horizon. September brought a selloff of U.S. technology stocks on worries they were overvalued.

Global equity markets advanced nearly across the board for the fourth quarter of 2020. The bulk of gains occurred in November following positive coronavirus vaccine trials and Joe Biden’s win in the U.S. presidential election. Positive news appeared to outweigh concerns that economic recoveries would stall amid renewed lockdowns resulting from rising COVID-19 infection rates and the identification of a new, more infectious COVID-19 strain. Sentiment was buoyed toward the end of the period by the start of vaccinations for essential medical workers in parts of the United States and Europe.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Legg Mason Dynamic Allocation – Balanced VP, Service Class returned -0.55%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark, returned 18.40% and 15.16%, respectively.

STRATEGY REVIEW

Transamerica Legg Mason Dynamic Allocation – Balanced VP utilizes two risk management strategies, Dynamic Risk Management and Event Risk Management. Dynamic Risk Management is applied to the full portfolio and moves in and out of risk assets based on the market environment to attempt to limit losses to a floor set at 15% below a high water mark. The Event Risk Management component of the strategy invests in long dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment where volatility is high and the market moves sideways. The Portfolio has a target allocation of 50% equities and 50% bonds.

All of the Portfolio’s underlying holdings had positive performance led by equities; Vanguard Small-Cap ETF was the top performer, followed by iShares Core S&P 500 ETF, and SPDR S&P 500 ETF Trust. The top performing fixed income holding was iShares 20+ Year Treasury Bond ETF. The laggard among ETFs, though still generating positive returns, was iShares Core U.S. Aggregate Bond ETF. In addition, the Event Risk Management component of the Portfolio’s strategy generated a negative return for the year, due to its inverse performance relationship with the S&P 500®, which had strong gains.

Relative to its blended benchmark, the Portfolio underperformed. The Portfolio’s Dynamic Risk Management mechanism was the biggest source of underperformance as the Portfolio began de-risking in early March, absorbing some of the large losses the market experienced during the early stages of the COVID-19 drawdown. Beginning in April the Dynamic Risk Management mechanism slowly re-risked throughout the year and the Portfolio was fully allocated to its strategic target weights by the middle of November. During this re-risking period the Portfolio did not fully participate in the equity markets’ strong recovery. The Portfolio’s tail risk component also detracted over the year, followed by sub-asset class selection within U.S. Fixed Income.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Prashant Chandran

Jim K. Huynh

S. Kenneth Leech

Co-Portfolio Managers

Western Asset Management Company, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.3%
U.S. Equity Funds	45.8
Other Investment Company	5.5
International Equity Fund	4.0
Exchange-Traded Options Purchased	0.6
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(0.55)%	4.13%	4.38%	05/01/2012
S&P 500® (A)	18.40%	15.22%	14.41%
Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	15.16%	10.28%	9.13%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% S&P 500®, 35% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Long Treasury Index, 5% MSCI EAFE Index and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,056.40	$4.39	$1,020.90	$4.32	0.85%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Fund - 4.0%
iShares MSCI EAFE ETF	567,003	$ 41,368,539

U.S. Equity Funds - 45.8%
iShares Core S&P 500 ETF	940,383	353,010,374
SPDR S&P 500 ETF Trust	221,848	82,944,530
Vanguard Small-Cap ETF (A)	218,710	42,578,463

		478,533,367

U.S. Fixed Income Funds - 49.3%
iShares 20+ Year Treasury Bond ETF (A)	581,483	91,717,313
iShares Core U.S. Aggregate Bond ETF	785,640	92,854,792
Vanguard Total Bond Market ETF (A)	3,740,558	329,879,810

		514,451,915

Total Exchange-Traded Funds (Cost $965,226,029)		1,034,353,821

OTHER INVESTMENT COMPANY - 5.5%
Securities Lending Collateral - 5.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	57,067,808	57,067,808

Total Other Investment Company (Cost $57,067,808)		57,067,808

Principal	Value
REPURCHASE AGREEMENT - 0.3%

Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $2,930,502 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.38%, due 03/15/2022, and with a value of $2,989,190.

$ 2,930,502	$ 2,930,502

Total Repurchase Agreement (Cost $2,930,502)	2,930,502

Total Investments Excluding Options Purchased (Cost $1,025,224,339)	1,094,352,131
Total Options Purchased - 0.6% (Cost $11,038,815)	6,685,117

Total Investments (Cost $1,036,263,154)	1,101,037,248
Net Other Assets (Liabilities) - (5.5)%	(57,491,245)

Net Assets - 100.0%	$ 1,043,546,003

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,450.00	12/17/2021	USD	3,380,463	9	$170,370	$45,945
Put - S&P 500® Index	USD	2,500.00	12/17/2021	USD	3,756,070	10	202,080	57,000
Put - S&P 500® Index	USD	2,600.00	12/17/2021	USD	7,136,533	19	392,593	124,450
Put - S&P 500® Index	USD	2,650.00	12/17/2021	USD	6,760,926	18	387,445	127,440
Put - S&P 500® Index	USD	2,750.00	12/17/2021	USD	10,141,389	27	495,593	224,100
Put - S&P 500® Index	USD	2,800.00	12/17/2021	USD	41,316,770	110	1,752,534	1,017,500
Put - S&P 500® Index	USD	2,850.00	12/17/2021	USD	3,756,070	10	187,500	97,200
Put - S&P 500® Index	USD	2,900.00	12/17/2021	USD	40,941,163	109	1,935,892	1,180,906
Put - S&P 500® Index	USD	2,950.00	12/17/2021	USD	12,395,031	33	596,148	381,447
Put - S&P 500® Index	USD	3,000.00	12/17/2021	USD	44,697,233	119	2,179,785	1,492,260
Put - S&P 500® Index	USD	3,050.00	12/17/2021	USD	7,887,747	21	366,070	272,160
Put - S&P 500® Index	USD	3,100.00	12/17/2021	USD	33,053,416	88	1,878,464	1,225,840
Put - S&P 500® Index	USD	3,150.00	12/17/2021	USD	7,136,533	19	331,558	291,080
Put - S&P 500® Index	USD	3,200.00	12/17/2021	USD	3,380,463	9	162,783	147,789

Total							$11,038,815	$6,685,117

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,034,353,821	$—	$—	$1,034,353,821
Other Investment Company	57,067,808	—	—	57,067,808
Repurchase Agreement	—	2,930,502	—	2,930,502
Exchange-Traded Options Purchased	6,685,117	—	—	6,685,117

Total Investments	$1,098,106,746	$2,930,502	$—	$1,101,037,248

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $183,101,925, collateralized by cash collateral of $57,067,808 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $129,820,851. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $1,033,332,652) (including securities loaned of $183,101,925)	$1,098,106,746
Repurchase agreement, at value (cost $2,930,502)	2,930,502
Cash	6,111
Receivables and other assets:
Net income from securities lending	26,127
Shares of beneficial interest sold	110,217
Dividends	351,642

Total assets	1,101,531,345

Liabilities:
Cash collateral received upon return of:
Securities on loan	57,067,808
Payables and other liabilities:
Shares of beneficial interest redeemed	91,708
Investment management fees	498,617
Distribution and service fees	219,761
Transfer agent costs	1,615
Trustees, CCO and deferred compensation fees	4,718
Audit and tax fees	16,596
Custody fees	23,226
Legal fees	5,651
Printing and shareholder reports fees	35,745
Other accrued expenses	19,897

Total liabilities	57,985,342

Net assets	$1,043,546,003

Net assets consist of:
Capital stock ($0.01 par value)	$833,148
Additional paid-in capital	931,711,023
Total distributable earnings (accumulated losses)	111,001,832

Net assets	$1,043,546,003

Shares outstanding	83,314,818

Net asset value and offering price per share	$12.53

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$14,480,650
Interest income from unaffiliated investments	25,429
Net income from securities lending	162,565

Total investment income	14,668,644

Expenses:
Investment management fees	5,971,393
Distribution and service fees	2,632,319
Transfer agent costs	15,427
Trustees, CCO and deferred compensation fees	33,100
Audit and tax fees	28,159
Custody fees	66,591
Legal fees	67,592
Printing and shareholder reports fees	50,404
Other	54,412

Total expenses	8,919,397

Net investment income (loss)	5,749,247

Net realized gain (loss) on:
Unaffiliated investments	86,240,030

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(100,682,628)

Net realized and change in unrealized gain (loss)	(14,442,598)

Net increase (decrease) in net assets resulting from operations	$(8,693,351)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$5,749,247	$17,414,723
Net realized gain (loss)	86,240,030	15,053,482
Net change in unrealized appreciation (depreciation)	(100,682,628)	132,284,873

Net increase (decrease) in net assets resulting from operations	(8,693,351)	164,753,078

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(30,553,800)	(45,864,273)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(30,553,800)	(45,864,273)

Capital share transactions:
Proceeds from shares sold	8,325,166	4,584,232
Dividends and/or distributions reinvested	30,553,800	45,864,273
Cost of shares redeemed	(90,504,224)	(104,673,802)

Net increase (decrease) in net assets resulting from capital share transactions	(51,625,258)	(54,225,297)

Net increase (decrease) in net assets	(90,872,409)	64,663,508

Net assets:
Beginning of year	1,134,418,412	1,069,754,904

End of year	$1,043,546,003	$1,134,418,412

Capital share transactions - shares:
Shares issued	682,912	361,855
Shares reinvested	2,523,022	3,677,969
Shares redeemed	(7,304,844)	(8,365,227)

Net increase (decrease) in shares outstanding	(4,098,910)	(4,325,403)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$12.98	$11.66	$12.23	$11.20	$11.64

Investment operations:
Net investment income (loss) (A)	0.07	0.20	0.19	0.15	0.12	(B)
Net realized and unrealized gain (loss)	(0.15)	1.66	(0.59)	1.02	(0.18)

Total investment operations	(0.08)	1.86	(0.40)	1.17	(0.06)

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.17)	(0.14)	(0.13)
Net realized gains	(0.16)	(0.33)	—	—	(0.25)

Total dividends and/or distributions to shareholders	(0.37)	(0.54)	(0.17)	(0.14)	(0.38)

Net asset value, end of year	$12.53	$12.98	$11.66	$12.23	$11.20

Total return	(0.55)%	16.06%	(3.31)%	10.47%	(0.67)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,043,546	$1,134,418	$1,069,755	$1,229,743	$1,272,983
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.85%	0.84%	0.84%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.85%	0.84%	0.84%	0.86%	0.86	%(B)
Net investment income (loss) to average net assets	0.58%	1.56%	1.53%	1.32%	1.07	%(B)
Portfolio turnover rate	127%	14%	6%	10%	103%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation —Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$57,067,808	$—	$—	$—	$57,067,808
Total Borrowings	$57,067,808	$—	$—	$—	$57,067,808

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$6,685,117	$—	$—	$6,685,117
Total	$—	$—	$6,685,117	$—	$—	$6,685,117

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(8,371,058)	$—	$—	$(8,371,058)
Total	$—	$—	$(8,371,058)	$—	$—	$(8,371,058)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$981,409	$—	$—	$981,409
Total	$—	$—	$981,409	$—	$—	$981,409

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$14,236,466

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.57%
Over $750 million up to $1.5 billion	0.56
Over $1.5 billion up to $2.5 billion	0.54
Over $2.5 billion up to $3 billion	0.52
Over $3 billion	0.51

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.97%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,023,594,605	$ 1,099,616,015

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

These differences are primarily due to different treatment for items including, but not limited to, wash sales and capital loss carryforwards. Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, option contracts mark-to-market and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,034,397,015	$ 73,421,742	$ (6,781,509)	$ 66,640,233

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 30,553,800	$ —	$ —	$ 44,066,407	$ 1,797,866	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 67,625,875	$ 34,335,408	$ —	$ —	$ (57,599,684)	$ 66,640,233

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Legg Mason Dynamic Allocation – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 311,130	$ 37,492

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

APPROVAL OF SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

(unaudited)

On July 31, 2020, Franklin Resources, Inc. (“Franklin”) acquired Legg Mason Inc. (“Legg Mason”), the parent company of QS Investors, LLC (“QS Investors”) and Western Asset Management Company (“Western Asset”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors and the sub-sub-advisory agreements between QS Investors and Western Asset, resulting in their automatic termination.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on June 17-18, 2020, considered the continued retention of QS Investors as sub-adviser to Transamerica Legg Mason Dynamic Allocation – Balanced VP and Transamerica Legg Mason Dynamic Allocation – Growth VP, (each a “Portfolio” and collectively, the “Portfolios”) and Western Asset as sub-sub-adviser to the Portfolios. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and QS Investors, with respect to the Portfolios (the “New Sub-Advisory Agreements”), and the terms of the proposed sub-sub-advisory agreements between QS Investors and Western Asset, with respect to the Portfolios (the “New Sub-Sub-Advisory Agreements” and together with the New Sub-Advisory Agreements, the “New Agreements”), were reasonable, and approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Agreements to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Agreements, the Board Members requested and received from TAM and QS Investors certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that QS Investors would remain the sub-adviser to the Portfolios and Western Asset would remain the sub-sub-adviser to the Portfolios, and that the transaction is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and the contract holders, including compliance services;

(b)        that Franklin has no current plans to make any changes to the management structure, personnel or processes of QS Investors or Western Asset following the transaction;

(c)        that QS Investors and Western Asset will become part of an organization with greater scale, broader distribution capabilities and new opportunities to grow;

(d)        that QS Investors and Western Asset will continue to have the capabilities, resources and personnel necessary to provide services to the Portfolios based on an assessment of QS Investors and Western Asset, their investment personnel, and the services QS Investors and Western Asset currently provide to the Portfolios; and

(e)        that the New Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to QS Investors or sub-sub-advisory fees payable by QS Investors to Western Asset.

In approving the New Agreements, the Board Members also relied, as to QS Investors and Western Asset’s services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory and sub-sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders and unanimously approved the New Agreements to take effect upon the closing of the transaction.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

Despite a global pandemic and economic disruptions, many of the world’s equity markets finished the year higher than they started. During the first quarter of 2020, global stock markets sold off virtually across the board. Volatility on many indexes rose to levels not seen since the global financial crisis, as investors struggled to price the impact of a global economic shutdown stemming from the escalating COVID-19 pandemic. The U.S. Federal Reserve (“Fed”) deployed its entire 2008 financial crisis playbook and eventually went beyond those interventions including quantitative easing and an “open-ended” bond buying program to help stabilize markets.

During the second quarter, global equity markets surged, recovering some of the first quarter’s losses. April 2020 was the best month for U.S. stocks since 1987. Many investors cheered plans for the reopening of economies amid the COVID-19 pandemic and government officials continued pledging extraordinary measures to lessen the pandemic’s economic impact.

Global equity markets continued to rise during the third quarter of 2020. Many investors were encouraged by economic data and accommodative central bank policies. Later in the quarter, sentiment was dampened by concerns about the pace and unevenness of economic recovery, U.S.-China tensions, increasing COVID-19 infections, and delays in further U.S. stimulus measures. To boost economic recovery and job creation, the Fed announced a new policy framework in August. It is allowing for higher inflation in the short term to achieve its target over a longer-term horizon. September brought a selloff of U.S. technology stocks on worries they were overvalued.

Global equity markets advanced nearly across the board for the fourth quarter of 2020. The bulk of gains occurred in November following positive coronavirus vaccine trials and Joe Biden’s win in the U.S. presidential election. Positive news appeared to outweigh concerns that economic recoveries would stall amid renewed lockdowns resulting from rising COVID-19 infection rates and the identification of a new, more infectious COVID-19 strain. Sentiment was buoyed toward the end of the period by the start of vaccinations for essential medical workers in parts of the United States and Europe.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Legg Mason Dynamic Allocation – Growth VP, Service Class returned -2.17%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Growth VP Blended Benchmark, returned 18.40% and 16.42%, respectively.

STRATEGY REVIEW

Transamerica Legg Mason Dynamic Allocation – Growth VP utilizes two risk management strategies, Dynamic Risk Management and Event Risk Management. Dynamic Risk Management is applied to the full portfolio and moves in and out of risk assets based on the market environment to attempt to limit losses to a floor set at 15% below a high water mark. The Event Risk Management component of the strategy invests in long dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment with high volatility and oscillating markets. The Portfolio has a target allocation of approximately 70% equities and 30% fixed income.

All of the Portfolio’s underlying holdings had positive performance led by equities; Vanguard Small-Cap ETF was the top performer, followed by iShares Core S&P 500 ETF, and SPDR S&P 500 ETF Trust. The top performing fixed income holding was iShares 20+ Year Treasury Bond ETF. The laggard among ETFs, though still generating positive returns, was iShares Core U.S. Aggregate Bond ETF. In addition, the Event Risk Management component of the Portfolio’s strategy generated a negative return for the year, due to its inverse performance relationship with the S&P 500®, which had strong gains.

Relative to its primary benchmark the Portfolio underperformed. The Portfolio’s Dynamic Risk Management mechanism was the biggest source of underperformance as the Portfolio began de-risking in early March, absorbing some of the large losses the market experienced during the early stages of the COVID-19 drawdown. Beginning in April the Dynamic Risk Management mechanism slowly re-risked throughout the year and the Portfolio was fully allocated to its strategic target weights by the middle of November. During this re-risking period the Portfolio did not fully participate in the equity markets strong recovery. The Portfolio’s tail risk component also detracted over the year, followed by sub-asset class selection within U.S. Fixed Income.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Prashant Chandran

Jim K. Huynh

S. Kenneth Leech

Co-Portfolio Managers

Western Asset Management Company, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	63.2%
U.S. Fixed Income Funds	29.7
International Equity Fund	5.9
Other Investment Company	3.9
Exchange-Traded Options Purchased	0.9
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020

	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(2.17)%	4.07%	4.80%	05/01/2012
S&P 500® (A)	18.40%	15.22%	14.41%
Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	16.42%	12.00%	10.96%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark is composed of the following benchmarks: 56% S&P 500®, 21% Bloomberg Barclays US Aggregate Bond Index, 9% Bloomberg Barclays Long Treasury Index, 7% MSCI EAFE Index and 7% Russell 2000® Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,054.50	$4.49	$1,020.80	$4.42	0.87%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.8%
International Equity Fund - 5.9%
iShares MSCI EAFE ETF	363,574	$26,526,359

U.S. Equity Funds - 63.2%
iShares Core S&P 500 ETF	557,720	209,362,511
SPDR S&P 500 ETF Trust	130,519	48,798,444
Vanguard Small-Cap ETF (A)	136,940	26,659,479

		284,820,434

U.S. Fixed Income Funds - 29.7%
iShares 20+ Year Treasury Bond ETF (A)	140,946	22,231,412
iShares Core U.S. Aggregate Bond ETF	264,972	31,317,041
Vanguard Total Bond Market ETF	911,749	80,407,144

		133,955,597

Total Exchange-Traded Funds (Cost $420,092,875)		445,302,390

OTHER INVESTMENT COMPANY - 3.9%
Securities Lending Collateral - 3.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	17,529,098	17,529,098

Total Other Investment Company (Cost $17,529,098)		17,529,098

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $1,307,511 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.38%, due 03/15/2022, and with a value of $1,333,712.	$1,307,511	$ 1,307,511

Total Repurchase Agreement (Cost $1,307,511)		1,307,511

Total Investments Excluding Options Purchased (Cost $438,929,484)		464,138,999
Total Options Purchased - 0.9% (Cost $6,793,759)		4,111,616

Total Investments (Cost $445,723,243)		468,250,615
Net Other Assets (Liabilities) - (3.9)%		(17,726,300)

Net Assets - 100.0%		$450,524,315

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,450.00	12/17/2021	USD	3,004,856	8	$151,440	$40,840
Put - S&P 500® Index	USD	2,500.00	12/17/2021	USD	2,253,642	6	121,248	34,200
Put - S&P 500® Index	USD	2,600.00	12/17/2021	USD	4,507,284	12	244,398	78,600
Put - S&P 500® Index	USD	2,650.00	12/17/2021	USD	3,004,856	8	171,590	56,640
Put - S&P 500® Index	USD	2,750.00	12/17/2021	USD	7,887,747	21	378,164	174,300
Put - S&P 500® Index	USD	2,800.00	12/17/2021	USD	24,790,062	66	1,051,897	610,500
Put - S&P 500® Index	USD	2,850.00	12/17/2021	USD	2,629,249	7	131,250	68,040
Put - S&P 500® Index	USD	2,900.00	12/17/2021	USD	24,414,455	65	1,147,271	704,210
Put - S&P 500® Index	USD	2,950.00	12/17/2021	USD	6,760,926	18	319,206	208,062
Put - S&P 500® Index	USD	3,000.00	12/17/2021	USD	28,170,525	75	1,372,855	940,500
Put - S&P 500® Index	USD	3,050.00	12/17/2021	USD	5,258,498	14	248,614	181,440
Put - S&P 500® Index	USD	3,100.00	12/17/2021	USD	21,033,992	56	1,192,268	780,080
Put - S&P 500® Index	USD	3,150.00	12/17/2021	USD	4,131,677	11	191,210	168,520
Put - S&P 500® Index	USD	3,200.00	12/17/2021	USD	1,502,428	4	72,348	65,684

Total							$6,793,759	$4,111,616

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$445,302,390	$—	$—	$445,302,390
Other Investment Company	17,529,098	—	—	17,529,098
Repurchase Agreement	—	1,307,511	—	1,307,511
Exchange-Traded Options Purchased	4,111,616	—	—	4,111,616

Total Investments	$466,943,104	$1,307,511	$—	$468,250,615

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $42,107,250, collateralized by cash collateral of $17,529,098 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $25,455,709. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $444,415,732) (including securities loaned of $42,107,250)	$466,943,104
Repurchase agreement, at value (cost $1,307,511)	1,307,511
Cash	5,233
Receivables and other assets:
Net income from securities lending	10,823
Shares of beneficial interest sold	31,850
Dividends	206,220

Total assets	468,504,741

Liabilities:
Cash collateral received upon return of:
Securities on loan	17,529,098
Payables and other liabilities:
Shares of beneficial interest redeemed	74,519
Investment management fees	219,593
Distribution and service fees	94,652
Transfer agent costs	694
Trustees, CCO and deferred compensation fees	2,111
Audit and tax fees	14,832
Custody fees	11,057
Legal fees	2,447
Printing and shareholder reports fees	19,780
Other accrued expenses	11,643

Total liabilities	17,980,426

Net assets	$450,524,315

Net assets consist of:
Capital stock ($0.01 par value)	$345,447
Additional paid-in capital	403,423,314
Total distributable earnings (accumulated losses)	46,755,554

Net assets	$450,524,315

Shares outstanding	34,544,742

Net asset value and offering price per share	$13.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$5,170,802
Interest income from unaffiliated investments	33,907
Net income from securities lending	62,357

Total investment income	5,267,066

Expenses:
Investment management fees	2,648,728
Distribution and service fees	1,141,693
Transfer agent costs	6,665
Trustees, CCO and deferred compensation fees	14,309
Audit and tax fees	22,602
Custody fees	31,825
Legal fees	29,128
Printing and shareholder reports fees	28,047
Other	29,229

Total expenses	3,952,226

Net investment income (loss)	1,314,840

Net realized gain (loss) on:
Unaffiliated investments	44,761,143
Written options and swaptions	88

Net realized gain (loss)	44,761,231

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(57,991,347)

Net realized and change in unrealized gain (loss)	(13,230,116)

Net increase (decrease) in net assets resulting from operations	$(11,915,276)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$1,314,840	$7,284,199
Net realized gain (loss)	44,761,231	5,803,748
Net change in unrealized appreciation (depreciation)	(57,991,347)	64,180,817

Net increase (decrease) in net assets resulting from operations	(11,915,276)	77,268,764

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(12,179,685)	(23,877,670)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,179,685)	(23,877,670)

Capital share transactions:
Proceeds from shares sold	7,247,839	2,128,795
Dividends and/or distributions reinvested	12,179,685	23,877,670
Cost of shares redeemed	(48,882,832)	(58,469,156)

Net increase (decrease) in net assets resulting from capital share transactions	(29,455,308)	(32,462,691)

Net increase (decrease) in net assets	(53,550,269)	20,928,403

Net assets:
Beginning of year	504,074,584	483,146,181

End of year	$450,524,315	$504,074,584

Capital share transactions - shares:
Shares issued	559,833	162,238
Shares reinvested	966,642	1,850,982
Shares redeemed	(3,770,136)	(4,445,586)

Net increase (decrease) in shares outstanding	(2,243,661)	(2,432,366)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$13.70	$12.32	$13.09	$11.68	$12.14

Investment operations:
Net investment income (loss) (A)	0.04	0.19	0.17	0.15	0.11	(B)
Net realized and unrealized gain (loss)	(0.35)	1.85	(0.78)	1.38	(0.23)

Total investment operations	(0.31)	2.04	(0.61)	1.53	(0.12)

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.16)	(0.12)	(0.12)
Net realized gains	(0.14)	(0.47)	—	—	(0.22)

Total dividends and/or distributions to shareholders	(0.35)	(0.66)	(0.16)	(0.12)	(0.34)

Net asset value, end of year	$13.04	$13.70	$12.32	$13.09	$11.68

Total return	(2.17)%	16.83%	(4.73)%	13.21%	(0.99)%

Ratio and supplemental data:
Net assets end of year (000’s)	$450,524	$504,075	$483,146	$563,131	$576,726
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.87%	0.86%	0.86%	0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.87%	0.86%	0.86%	0.89%	0.89	%(B)
Net investment income (loss) to average net assets	0.31%	1.47%	1.27%	1.17%	0.90	%(B)
Portfolio turnover rate	173%	16%	8%	9%	182%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Legg Mason Dynamic Allocation — Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$17,529,098	$—	$—	$—	$17,529,098
Total Borrowings	$17,529,098	$—	$—	$—	$17,529,098

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$4,111,616	$—	$—	$4,111,616
Total	$—	$—	$4,111,616	$—	$—	$4,111,616

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(5,242,236)	$—	$—	$(5,242,236)
Written options and swaptions	—	—	88	—	—	88
Total	$—	$—	$(5,242,148)	$—	$—	$(5,242,148)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$683,187	$—	$—	$683,187
Total	$—	$—	$683,187	$—	$—	$683,187

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$8,898,501
Average value of option contracts written notional (A)	—

(A)	There were no open positions at the beginning and/or end of each month; however, the Portfolio periodically invested in this type of derivative instrument during the year.

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTOR (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.58%
Over $750 million up to $1.5 billion	0.57
Over $1.5 billion up to $2.5 billion	0.55
Over $2.5 billion up to $3 billion	0.53
Over $3 billion	0.52

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.99%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding in-kind transactions and short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 526,551,518	$ 565,846,432

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, options contracts mark-to-market, organizational expenses and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 443,180,573	$ 25,572,582	$ (502,540)	$ 25,070,042

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,179,685	$ —	$ —	$ 23,877,670	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 32,878,762	$ 8,500,766	$ —	$ —	$ 19,694,016	$ 25,070,042

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. LEGAL PROCEEDINGS (continued)

Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Legg Mason Dynamic Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 159,214	$ 19,131

Transamerica Series Trust	Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

APPROVAL OF SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

(unaudited)

On July 31, 2020, Franklin Resources, Inc. (“Franklin”) acquired Legg Mason Inc. (“Legg Mason”), the parent company of QS Investors, LLC (“QS Investors”) and Western Asset Management Company (“Western Asset”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors and the sub-sub-advisory agreements between QS Investors and Western Asset, resulting in their automatic termination.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on June 17-18, 2020, considered the continued retention of QS Investors as sub-adviser to Transamerica Legg Mason Dynamic Allocation – Balanced VP and Transamerica Legg Mason Dynamic Allocation – Growth VP, (each a “Portfolio” and collectively, the “Portfolios”) and Western Asset as sub-sub-adviser to the Portfolios. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and QS Investors, with respect to the Portfolios (the “New Sub-Advisory Agreements”), and the terms of the proposed sub-sub-advisory agreements between QS Investors and Western Asset, with respect to the Portfolios (the “New Sub-Sub-Advisory Agreements” and together with the New Sub-Advisory Agreements, the “New Agreements”), were reasonable, and approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Agreements to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Agreements, the Board Members requested and received from TAM and QS Investors certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that QS Investors would remain the sub-adviser to the Portfolios and Western Asset would remain the sub-sub-adviser to the Portfolios, and that the transaction is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and the contract holders, including compliance services;

(b)        that Franklin has no current plans to make any changes to the management structure, personnel or processes of QS Investors or Western Asset following the transaction;

(c)        that QS Investors and Western Asset will become part of an organization with greater scale, broader distribution capabilities and new opportunities to grow;

(d)        that QS Investors and Western Asset will continue to have the capabilities, resources and personnel necessary to provide services to the Portfolios based on an assessment of QS Investors and Western Asset, their investment personnel, and the services QS Investors and Western Asset currently provide to the Portfolios; and

(e)        that the New Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to QS Investors or sub-sub-advisory fees payable by QS Investors to Western Asset.

In approving the New Agreements, the Board Members also relied, as to QS Investors and Western Asset’s services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory and sub-sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders and unanimously approved the New Agreements to take effect upon the closing of the transaction.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

The 10-year U.S. Treasury began the period yielding around 1.88%, which was historically low. The arrival of COVID-19 drove rates down precipitously to a previously unheard level below 0.60%. Meanwhile the stock market experienced a similar freefall, with the damage concentrated in late-February and March.

While the pandemic cut its path across the country the markets seemed much more focused on the economic interventions, with the fiscal and monetary responses driving the recovery, even as the COVID-19 numbers showed little signs of abatement. The Federal Reserve (“Fed”) took decisive action to combat the market meltdown. It returned policy rates to the near-zero level and announced large-scale asset purchases. The Coronavirus Aid, Relief, and Economic Security (“CARES”) Act was passed by Congress with overwhelming, bipartisan support. This was the largest stimulus legislation in U.S. history, nearly $2 trillion.

These actions helped mitigate what was emerging as COVID-19’s devastating blow to the U.S. economy. The shuttering of broad segments of the economy, such as entertainment and travel, had immediate and serious impacts on employment. Unemployment spiked more in three months than in two years of the Great Recession. School shutdowns created a crisis for many working families, even for those whose jobs were secure. Food insecurity skyrocketed, with one in six adults with children in their households reporting shortages. While the bond market appeared to be anchored to the low Fed rates, the stock market, always forward looking, seemed to believe that all of these hardships would be temporary.

As 2020 closed, financial markets continued their strong recovery from COVID-19-related volatility. Fueled by vast amounts of monetary and fiscal stimulus, markets recovered much of the losses experienced as a result of a near total economic shut down earlier in the year. The S&P 500® Index produced a return of 18.40%, much of it coming in the last two months of the year. Exuberance extended beyond equities, and the Bloomberg Barclays US Aggregate Bond Index was up 7.51% for the year as interest rates declined sharply. The fourth quarter saw initial resolution of significant uncertainties overhanging the financial markets with the completion of the U.S. presidential election, COVID-19 vaccine approvals, and additional fiscal and monetary stimulus.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Madison Diversified Income VP, Service Class returned 7.95%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 1000® Index and the Transamerica Madison Diversified Income VP Blended Benchmark, returned 7.51%, 20.96% and 13.58%, respectively.

STRATEGY REVIEW

The equity portion of Transamerica Madison Diversified Income underperformed the Russell 1000® Index return of 20.96% for the year. Relative to the index, sector allocation and stock selection were detractors. For sector allocation, an underweight position in technology hurt relative performance. In general, many large technology stocks do not pay dividends, and therefore are outside of the Portfolio’s investable universe. These generally performed better than the market which created a performance headwind versus the benchmark. On stock selection, there were positive contributions from industrials, utilities, energy, consumer staples and materials, which were more than offset by weakness in technology, health care, communication services and consumer discretionary.

Within financials, asset management firm BlackRock, Inc. (BLK) was the most additive stock in the Portfolio. It assisted the U.S. Federal Reserve (the “Fed”) in implementing emergency policies to help mitigate the financial impacts of the COVID-19 pandemic. Within industrials, industrial equipment distributor Fastenal Co. (FAST) contributed to results. It had strong same-store sales as many customers purchased safety supplies. In technology, components, and semiconductor manufacturers TE Connectivity (TEL) and Texas Instruments, Inc. (TXN) both outperformed. Each company experienced improving demand for its products. In materials, industrial gas supplier Linde PLC (LIN) was another notable outperforming stock. Its customers increased capital expenditures which generated solid growth for the company.

On the negative side, in technology, software and cloud service provider Microsoft Corp. (MSFT) was the most detractive stock in the Portfolio. The Portfolio sold the stock in the first quarter as it no longer had an above-average dividend yield, and it subsequently went up significantly which caused a relative performance headwind. Another technology stock that detracted from performance was internet router and service provider Cisco Systems, Inc. (CSCO). While the company reported a slowdown in customer orders, we have continued to believe this is temporary and the holding remained in the Portfolio at year-end. In financials, regional bank US Bancorp (USB) and property and casualty insurer Chubb, Ltd. (CB) were two underperforming stocks. There were concerns about rising loan losses for USB and business interruption liabilities for CB. We continued to hold USB at period end on the belief that it is a high-quality franchise. However, the Portfolio sold CB in the second quarter. Verizon Communications, Inc. (VZ) was another notable underperforming stock in Communication Services. The Portfolio continued to hold all stocks mentioned above at the end of the fiscal year except MSFT and CB.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

(unaudited)

STRATEGY REVIEW (continued)

The fixed income portion of the Portfolio outperformed the Bloomberg Barclays US Aggregate Index’s return of 7.51% for the year. The greatest positive impacts were the Portfolio’s overweight to corporate bonds, especially the additional purchases made as market volatility increased mid-year. Additionally, yield curve exposure was additive to performance as the Portfolio sought to reallocate holdings into longer maturities to take advantage of increasing yields later in the year. The Portfolio also benefitted from increased exposure to asset-backed securities and non-agency mortgage-backed securities as yields remained competitive versus Treasuries.

John Brown, CFA

Drew Justman, CFA

Paul Lefurgey, CFA

Mike Sanders, CFA

Chris Nisbet, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	42.2%
Corporate Debt Securities	23.9
U.S. Government Obligations	16.0
U.S. Government Agency Obligations	8.4
Repurchase Agreement	5.5
Asset-Backed Securities	2.6
Mortgage-Backed Securities	0.6
Municipal Government Obligations	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	7.95%	7.58%	6.27%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.79%
Russell 1000® Index (B)	20.96%	15.60%	13.46%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	13.58%	9.11%	7.83%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: 60% Bloomberg Barclays US Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,086.60	$5.51	$1,019.90	$5.33	1.05%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 42.2%
Banks - 1.8%
JPMorgan Chase & Co.	18,500	$2,350,795
US Bancorp	29,000	1,351,110

		3,701,905

Beverages - 2.0%
Coca-Cola Co.	29,500	1,617,780
PepsiCo, Inc.	18,000	2,669,400

		4,287,180

Biotechnology - 0.7%
Amgen, Inc.	6,500	1,494,480

Capital Markets - 3.8%
BlackRock, Inc.	4,800	3,463,392
CME Group, Inc.	10,000	1,820,500
Northern Trust Corp.	29,000	2,701,060

		7,984,952

Chemicals - 1.3%
Linde PLC	10,000	2,635,100

Communications Equipment - 1.5%
Cisco Systems, Inc.	68,500	3,065,375

Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.	58,000	3,407,500

Electric Utilities - 1.0%
NextEra Energy, Inc.	28,000	2,160,200

Electrical Equipment - 1.4%
Emerson Electric Co.	36,000	2,893,320

Electronic Equipment, Instruments & Components - 0.9%
TE Connectivity, Ltd.	15,500	1,876,585

Food Products - 1.3%
Hershey Co.	6,500	990,145
Nestle SA, ADR	15,500	1,825,900

		2,816,045

Health Care Equipment & Supplies - 0.7%
Medtronic PLC	13,000	1,522,820

Health Care Providers & Services - 0.4%
AmerisourceBergen Corp.	9,500	928,720

Hotels, Restaurants & Leisure - 2.1%
McDonald’s Corp.	12,000	2,574,960
Starbucks Corp.	16,500	1,765,170

		4,340,130

Household Products - 1.5%
Colgate-Palmolive Co.	13,500	1,154,385
Procter & Gamble Co.	14,500	2,017,530

		3,171,915

Industrial Conglomerates - 1.5%
3M Co.	12,500	2,184,875
Honeywell International, Inc.	4,700	999,690

		3,184,565

Insurance - 1.5%
Travelers Cos., Inc.	22,000	3,088,140

IT Services - 1.5%
Accenture PLC, Class A	1,700	444,057
Automatic Data Processing, Inc.	6,000	1,057,200
Paychex, Inc.	18,500	1,723,830

		3,225,087

	Shares	Value
COMMON STOCKS (continued)
Machinery - 1.4%
Caterpillar, Inc.	16,500	$ 3,003,330

Media - 1.8%
Comcast Corp., Class A	72,500	3,799,000

Multi-Utilities - 1.0%
Dominion Energy, Inc.	26,800	2,015,360

Pharmaceuticals - 5.0%
Bristol-Myers Squibb Co.	45,500	2,822,365
Johnson & Johnson	22,000	3,462,360
Merck & Co., Inc.	24,000	1,963,200
Novartis AG, ADR	8,500	802,655
Pfizer, Inc.	36,500	1,343,565

		10,394,145

Road & Rail - 0.8%
Union Pacific Corp.	8,000	1,665,760

Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices, Inc.	16,000	2,363,680
Texas Instruments, Inc.	17,000	2,790,210

		5,153,890

Specialty Retail - 2.3%
Home Depot, Inc.	13,000	3,453,060
Lowe’s Cos., Inc.	8,400	1,348,284

		4,801,344

Trading Companies & Distributors - 0.9%
Fastenal Co.	40,000	1,953,200

Total Common Stocks (Cost $66,598,347)		88,570,048

	Principal	Value
ASSET-BACKED SECURITIES - 2.6%
BMW Floorplan Master Owner Trust Series 2018-1, Class A2, 1-Month LIBOR + 0.32%, 0.48% (A), 05/15/2023 (B)	$175,000	175,137
CarMax Auto Owner Trust Series 2018-3, Class A3, 3.13%, 06/15/2023	131,385	133,570
CCG Receivables Trust Series 2020-1, Class A2, 0.54%, 12/14/2027 (B)	500,000	500,710
Chase Auto Credit Linked Notes Series 2020-2, Class B, 0.84%, 02/25/2028 (B)	500,000	500,496
Chesapeake Funding II LLC
Series 2017-4A, Class A1,
2.12%, 11/15/2029 (B)	91,225	91,747
Series 2018-1A, Class A1,
3.04%, 04/15/2030 (B)	167,288	168,994
Series 2018-2A, Class A1,
3.23%, 08/15/2030 (B)	64,570	66,007
Series 2018-3A, Class B,
3.62%, 01/15/2031 (B)	100,000	104,092
Series 2020-1A, Class A1,
0.87%, 08/16/2032 (B)	182,831	183,737
CNH Equipment Trust Series 2019-A, Class A4, 3.22%, 01/15/2026	130,000	137,391

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Dell Equipment Finance Trust Series 2019-2, Class A3, 1.91%, 10/22/2024 (B)	$ 550,000	$ 559,452
Enterprise Fleet Financing LLC
Series 2017-3, Class A3,
2.36%, 05/20/2023 (B)	83,167	83,886
Series 2019-3, Class A2,
2.06%, 05/20/2025 (B)	522,043	530,822
Evergreen Credit Card Trust Series 2019-1, Class B, 3.59%, 01/15/2023 (B)	400,000	400,470
GM Financial Consumer Automobile Receivables Trust Series 2019-2, Class B, 2.87%, 10/16/2024	350,000	364,281
GreatAmerica Leasing Receivables Funding LLC Series 2020-1, Class A2, 1.76%, 06/15/2022 (B)	91,181	91,785
Santander Consumer Auto Receivables Trust Series 2020-BA, Class A3, 0.46%, 08/15/2024 (B)	750,000	750,618
Verizon Owner Trust
Series 2018-A, Class A1A,
3.23%, 04/20/2023	281,093	284,824
Series 2020-A, Class B,
1.98%, 07/22/2024	150,000	154,900
Wheels SPV 2 LLC Series 2019-1A, Class A2, 2.30%, 05/22/2028 (B)	289,828	292,592

Total Asset-Backed Securities (Cost $5,527,666)		5,575,511

CORPORATE DEBT SECURITIES - 23.9%
Aerospace & Defense - 0.5%
Boeing Co.
3.63%, 02/01/2031	200,000	218,876
5.81%, 05/01/2050	150,000	206,722
Northrop Grumman Corp. 2.93%, 01/15/2025	250,000	271,914
Textron, Inc. 2.45%, 03/15/2031	250,000	257,386

		954,898

Air Freight & Logistics - 0.1%
FedEx Corp. 3.80%, 05/15/2025	150,000	169,328

Airlines - 0.5%
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.75%, 10/20/2028 (B)	250,000	272,878
Southwest Airlines Co.
5.13%, 06/15/2027	500,000	594,807
5.25%, 05/04/2025	150,000	173,724

		1,041,409

Banks - 3.7%
Bank of America Corp.
Fixed until 10/24/2030, 1.92% (A), 10/24/2031, MTN	250,000	253,305
Fixed until 07/21/2022, 2.82% (A), 07/21/2023, MTN	500,000	519,216

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
Fixed until 10/01/2024, 3.09% (A), 10/01/2025, MTN	$ 300,000	$ 324,755
Bank of Montreal 3.30%, 02/05/2024, MTN	165,000	178,960
Citigroup, Inc. Fixed until 04/23/2028, 4.08% (A), 04/23/2029	400,000	469,154
Fifth Third Bancorp 2.55%, 05/05/2027 (C)	225,000	244,871
Fifth Third Bank NA 3.35%, 07/26/2021	250,000	253,651
Huntington Bancshares, Inc. 2.55%, 02/04/2030	150,000	160,867
Huntington National Bank 3.55%, 10/06/2023	500,000	541,347
JPMorgan Chase & Co.
2.97%, 01/15/2023	250,000	256,809
3.13%, 01/23/2025	400,000	438,104
Fixed until 04/01/2025 (D), 4.00% (A) (C)	350,000	355,687
KeyCorp 5.10%, 03/24/2021, MTN	750,000	757,860
Mitsubishi UFJ Financial Group, Inc. 3.20%, 07/18/2029	400,000	450,746
National Securities Clearing Corp. 1.50%, 04/23/2025 (B)	200,000	207,031
PNC Bank NA 2.70%, 10/22/2029	125,000	137,377
PNC Financial Services Group, Inc. 3.45%, 04/23/2029	500,000	576,345
Regions Financial Corp.
2.25%, 05/18/2025	250,000	265,119
3.20%, 02/08/2021 (C)	100,000	100,038
Royal Bank of Canada 1.15%, 06/10/2025, MTN	500,000	510,937
Truist Bank 2.25%, 03/11/2030	150,000	157,375
Truist Financial Corp. 1.95%, 06/05/2030, MTN	200,000	207,451
Wells Fargo & Co.
Fixed until 04/30/2025, 2.19% (A), 04/30/2026	250,000	263,222
Fixed until 06/02/2027, 2.39% (A), 06/02/2028, MTN	200,000	212,924

		7,843,151

Beverages - 0.1%
Keurig Dr. Pepper, Inc. 3.80%, 05/01/2050	200,000	239,542

Biotechnology - 0.1%
AbbVie, Inc. 3.75%, 11/14/2023	225,000	245,339

Building Products - 0.1%
Carrier Global Corp. 3.58%, 04/05/2050	100,000	111,902

Capital Markets - 2.0%
Bank of New York Mellon Corp. Fixed until 09/20/2025 (D), 4.70% (A)	200,000	220,560

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Cboe Global Markets, Inc. 3.65%, 01/12/2027	$ 235,000	$ 267,301
Charles Schwab Corp. Fixed until 12/01/2030 (D), 4.00% (A)	550,000	578,875
Credit Suisse Group AG Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	225,000	235,137
Goldman Sachs BDC, Inc. 2.88%, 01/15/2026	200,000	204,075
Goldman Sachs Group, Inc. Fixed until 09/29/2024, 3.27% (A), 09/29/2025	500,000	547,713
Intercontinental Exchange, Inc. 2.35%, 09/15/2022	300,000	309,188
KKR Group Finance Co. VIII LLC 3.50%, 08/25/2050 (B)	250,000	277,451
Morgan Stanley
Fixed until 04/28/2025, 2.19% (A), 04/28/2026	125,000	132,030
3.88%, 01/27/2026, MTN	250,000	286,768
4.30%, 01/27/2045	250,000	334,028
NASDAQ, Inc. 1.65%, 01/15/2031	750,000	743,101
State Street Corp. Fixed until 11/01/2029, 3.03% (A), 11/01/2034	125,000	137,020

		4,273,247

Chemicals - 0.6%
DuPont de Nemours, Inc. 4.73%, 11/15/2028	175,000	215,588
E.I. du Pont de Nemours & Co. 1.70%, 07/15/2025	100,000	104,211
LYB International Finance III LLC 3.63%, 04/01/2051	200,000	218,546
Nutrition & Biosciences, Inc.
1.83%, 10/15/2027 (B)	250,000	257,666
3.47%, 12/01/2050 (B)	500,000	543,138

		1,339,149

Construction & Engineering - 0.2%
Quanta Services, Inc. 2.90%, 10/01/2030	450,000	482,470

Construction Materials - 0.2%
Vulcan Materials Co. 3.50%, 06/01/2030	425,000	488,160

Consumer Finance - 0.5%
American Express Co. 2.50%, 08/01/2022	200,000	206,353
Capital One Financial Corp. 3.30%, 10/30/2024	500,000	549,268
John Deere Capital Corp. 1.75%, 03/09/2027, MTN	200,000	210,021
Synchrony Financial 3.70%, 08/04/2026	100,000	110,993

		1,076,635

Containers & Packaging - 0.5%
WRKCo, Inc.
3.00%, 06/15/2033	300,000	329,600

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
WRKCo, Inc. (continued)
3.75%, 03/15/2025	$ 300,000	$ 334,424
3.90%, 06/01/2028	325,000	376,823

		1,040,847

Diversified Consumer Services - 0.2%
Ford Foundation 2.42%, 06/01/2050	350,000	356,646

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.50%, 09/15/2023	200,000	216,845
4.63%, 10/15/2027 (C)	250,000	283,100
Berkshire Hathaway, Inc. 3.13%, 03/15/2026	100,000	111,730
USAA Capital Corp. 2.13%, 05/01/2030 (B)	150,000	157,724

		769,399

Diversified Telecommunication Services - 0.8%
AT&T, Inc.
2.25%, 02/01/2032	400,000	405,767
4.75%, 05/15/2046	75,000	92,513
Verizon Communications, Inc.
3.88%, 02/08/2029	250,000	294,275
4.33%, 09/21/2028	478,000	575,622
4.40%, 11/01/2034	300,000	374,379

		1,742,556

Electric Utilities - 0.5%
Berkshire Hathaway Energy Co. 1.65%, 05/15/2031 (B)	200,000	199,972
Duke Energy Corp. 3.75%, 09/01/2046	250,000	290,637
Florida Power & Light Co. 2.85%, 04/01/2025	200,000	217,651
Interstate Power & Light Co. 3.50%, 09/30/2049	225,000	258,660

		966,920

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (B)	292,000	329,996
4.00%, 12/21/2025 (B)	20,000	22,726

		352,722

Entertainment - 0.1%
Walt Disney Co. 3.80%, 03/22/2030	150,000	178,750

Equity Real Estate Investment Trusts - 0.6%
Brixmor Operating Partnership, LP 3.65%, 06/15/2024	250,000	271,481
Healthpeak Properties, Inc. 3.25%, 07/15/2026	350,000	395,094
Host Hotels & Resorts, LP 3.50%, 09/15/2030	250,000	263,386
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	225,000	235,873

		1,165,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.
1.60%, 04/20/2030	$ 350,000	$ 358,644
1.75%, 04/20/2032	200,000	207,865
Sysco Corp. 5.95%, 04/01/2030	150,000	197,107
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	250,000	276,500
4.50%, 11/18/2034	300,000	344,551

		1,384,667

Food Products - 0.6%
General Mills, Inc. 2.88%, 04/15/2030 (C)	75,000	83,159
Hershey Co. 0.90%, 06/01/2025	350,000	355,424
Hormel Foods Corp. 1.80%, 06/11/2030	150,000	155,136
Mars, Inc.
2.38%, 07/16/2040 (B)	350,000	358,460
3.95%, 04/01/2049 (B)	300,000	382,279

		1,334,458

Gas Utilities - 0.1%
Eastern Energy Gas Holdings LLC 3.00%, 11/15/2029	250,000	276,949

Health Care Providers & Services - 1.1%
Anthem, Inc. 2.38%, 01/15/2025	400,000	427,820
Cigna Corp.
4.38%, 10/15/2028	50,000	60,434
4.90%, 12/15/2048	100,000	137,514
CVS Health Corp.
2.63%, 08/15/2024	400,000	428,629
5.13%, 07/20/2045	250,000	336,590
Health Care Service Corp. 2.20%, 06/01/2030 (B)	350,000	366,145
UnitedHealth Group, Inc. 3.70%, 08/15/2049	500,000	626,847

		2,383,979

Hotels, Restaurants & Leisure - 0.3%
McDonald’s Corp.
2.13%, 03/01/2030, MTN	200,000	210,866
4.20%, 04/01/2050, MTN	75,000	96,419
4.88%, 12/09/2045, MTN	250,000	339,659

		646,944

Household Products - 0.1%
Kimberly-Clark Corp. 3.10%, 03/26/2030	200,000	230,316

Industrial Conglomerates - 0.2%
Carlisle Cos., Inc. 3.50%, 12/01/2024	200,000	219,230
General Electric Co. 3.45%, 05/01/2027	125,000	141,381

		360,611

Insurance - 1.4%
Aflac, Inc.
3.63%, 11/15/2024	300,000	334,267
4.75%, 01/15/2049	250,000	348,872

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
American International Group, Inc. 4.75%, 04/01/2048 (C)	$ 300,000	$ 400,259
Belrose Funding Trust 2.33%, 08/15/2030 (B)	250,000	257,290
Empower Finance, LP 3.08%, 09/17/2051 (B)	350,000	387,549
Five Corners Funding Trust II 2.85%, 05/15/2030 (B)	250,000	276,553
Liberty Mutual Group, Inc. 3.95%, 05/15/2060 (B)	100,000	119,360
MetLife, Inc. Fixed until 09/15/2025 (D), 3.85% (A)	300,000	316,500
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (A), 10/01/2050	250,000	264,445
Teachers Insurance & Annuity Association of America 3.30%, 05/15/2050 (B)	200,000	217,944

		2,923,039

Internet & Direct Marketing Retail - 0.5%
Amazon.com, Inc. 2.80%, 08/22/2024	300,000	324,656
eBay, Inc. 1.90%, 03/11/2025 (C)	150,000	157,691
Expedia Group, Inc. 3.25%, 02/15/2030	600,000	624,445

		1,106,792

IT Services - 0.5%
Broadridge Financial Solutions, Inc. 2.90%, 12/01/2029	450,000	492,921
Fiserv, Inc. 3.50%, 07/01/2029	400,000	456,743
Western Union Co. 2.85%, 01/10/2025	150,000	161,139

		1,110,803

Machinery - 0.3%
Otis Worldwide Corp. 2.57%, 02/15/2030	175,000	187,920
Xylem, Inc. 2.25%, 01/30/2031	350,000	368,614

		556,534

Media - 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 3.85%, 04/01/2061	200,000	201,630
Comcast Corp.
1.50%, 02/15/2031	100,000	99,323
3.40%, 04/01/2030	50,000	57,818
4.15%, 10/15/2028	350,000	421,321
Discovery Communications LLC 5.00%, 09/20/2037	250,000	315,770

		1,095,862

Oil, Gas & Consumable Fuels - 2.3%
BP Capital Markets America, Inc. 3.12%, 05/04/2026	200,000	221,432
ConocoPhillips Co. 4.15%, 11/15/2034	129,000	149,712

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating, LP 5.25%, 04/15/2029	$ 100,000	$ 116,756
Enterprise Products Operating LLC 3.75%, 02/15/2025	400,000	447,865
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	277,516
Kinder Morgan, Inc. 5.55%, 06/01/2045	350,000	449,795
Marathon Petroleum Corp.
3.80%, 04/01/2028	300,000	334,439
4.70%, 05/01/2025	200,000	229,111
MPLX, LP
2.65%, 08/15/2030	400,000	419,205
4.80%, 02/15/2029	150,000	181,284
Phillips 66
2.15%, 12/15/2030	500,000	507,586
4.65%, 11/15/2034	400,000	484,614
Sabine Pass Liquefaction LLC 4.50%, 05/15/2030 (B)	175,000	207,424
Valero Energy Corp. 6.63%, 06/15/2037	250,000	332,547
Valero Energy Partners, LP 4.50%, 03/15/2028	400,000	459,507

		4,818,793

Personal Products - 0.0% (E)
Estee Lauder Cos., Inc. 2.60%, 04/15/2030	75,000	82,375

Pharmaceuticals - 0.9%
Royalty Pharma PLC
2.20%, 09/02/2030 (B)	400,000	410,768
3.55%, 09/02/2050 (B)	400,000	426,180
Viatris, Inc. 2.70%, 06/22/2030 (B)	350,000	371,394
Zoetis, Inc. 3.00%, 09/12/2027 - 05/15/2050	700,000	779,995

		1,988,337

Road & Rail - 0.2%
Norfolk Southern Corp. 3.25%, 12/01/2021	400,000	407,377

Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc. 4.15%, 11/15/2030	175,000	202,608
Intel Corp. 3.73%, 12/08/2047	400,000	478,025
Lam Research Corp. 1.90%, 06/15/2030	150,000	155,877
Micron Technology, Inc. 2.50%, 04/24/2023	200,000	208,404
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.15%, 05/01/2027 (B)	75,000	82,691

		1,127,605

Software - 0.5%
Citrix Systems, Inc. 4.50%, 12/01/2027	70,000	82,315
Intuit, Inc. 1.65%, 07/15/2030	250,000	256,701

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Software (continued)
Oracle Corp. 4.00%, 07/15/2046	$ 325,000	$ 398,924
salesforce.com, Inc. 3.70%, 04/11/2028	300,000	353,975

		1,091,915

Specialty Retail - 0.7%
Advance Auto Parts, Inc. 1.75%, 10/01/2027 (C)	250,000	253,899
Home Depot, Inc. 3.35%, 04/15/2050	125,000	148,759
Lowe’s Cos., Inc. 3.00%, 10/15/2050	450,000	481,327
Tractor Supply Co. 1.75%, 11/01/2030	500,000	502,539

		1,386,524

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp. 8.35%, 07/15/2046 (B)	75,000	113,461

Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc.
2.85%, 03/27/2030	75,000	84,965
3.38%, 03/27/2050	275,000	340,214

		425,179

Trading Companies & Distributors - 0.3%
Air Lease Corp. 2.88%, 01/15/2026, MTN	500,000	529,067

Total Corporate Debt Securities (Cost $45,171,698)		50,220,491

MORTGAGE-BACKED SECURITIES - 0.6%
Bunker Hill Loan Depositary Trust 1.00%, 02/25/2055	438,439	443,065
JPMorgan Wealth Management Series 2020-ATR1, Class A3, 3.00% (A), 02/25/2050 (B)	311,256	318,721
Sequoia Mortgage Trust Series 2013-7, Class A2, 3.00% (A), 06/25/2043	505,697	513,760

Total Mortgage-Backed Securities (Cost $1,276,779)		1,275,546

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
Massachusetts - 0.0% (E)
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	35,000	35,126

New York - 0.5%
Metropolitan Transportation Authority, Revenue Bonds, 6.55%, 11/15/2031	340,000	418,642
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 6.27%, 08/01/2039	500,000	502,305

		920,947

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oregon - 0.1%
Hillsboro School District No. 1, General Obligation Limited, 4.36%, 06/30/2034	$ 200,000	$ 226,006

Total Municipal Government Obligations (Cost $1,222,826)		1,182,079

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.4%
Federal Home Loan Mortgage Corp.
2.50%, 02/01/2032 - 06/01/2035	1,197,975	1,249,420
3.00%, 09/01/2042 - 10/01/2046	2,168,200	2,299,817
3.50%, 11/01/2040 - 12/01/2047	1,265,388	1,357,824
4.00%, 04/01/2033 - 03/01/2047	486,152	521,431
4.50%, 02/01/2025 - 05/01/2048	647,613	716,025
5.50%, 01/01/2037	39,898	46,915
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.65%, 08/25/2026	500,000	552,036
2.98%, 11/25/2025	346,704	377,120
3.12%, 06/25/2027	750,000	852,009
Federal Home Loan Mortgage Corp. REMIC 5.00%, 07/15/2036	139,543	159,013
Federal National Mortgage Association
2.41% (A), 03/25/2023	262,013	270,335
2.50%, 06/01/2031 - 10/01/2034	685,499	715,669
2.96% (A), 09/25/2027	622,930	674,933
3.00%, 12/01/2028 - 03/01/2043	2,299,287	2,446,154
3.10% (A), 07/25/2024	331,202	358,132
3.14% (A), 11/25/2027	500,000	550,877
3.50%, 12/01/2031 - 08/01/2049	1,689,756	1,807,524
4.00%, 02/01/2035 - 12/01/2046	1,136,410	1,240,122
4.50%, 03/01/2039 - 07/01/2041	78,506	87,745
Federal National Mortgage Association REMIC
1.38%, 09/25/2027	785,728	796,241
2.50%, 04/25/2040	12,485	12,517
3.50%, 04/25/2031	263,605	285,458
FREMF Mortgage Trust Series 2015-K721, Class B, 3.57% (A), 11/25/2047 (B)	274,000	285,043
Government National Mortgage Association
3.50%, 12/15/2042	67,216	71,573
4.00%, 12/15/2039	7,846	8,484
4.50%, 08/15/2040	4,583	5,102

Total U.S. Government Agency Obligations (Cost $17,037,114)		17,747,519

U.S. GOVERNMENT OBLIGATIONS - 16.0%
U.S. Treasury - 15.7%
U.S. Treasury Bond
1.25%, 05/15/2050	300,000	272,156
2.00%, 02/15/2050	500,000	543,047
2.50%, 02/15/2045	1,000,000	1,192,539
2.75%, 08/15/2042 (C)	750,000	929,824
2.75%, 11/15/2042	800,000	991,156
3.00%, 05/15/2047	900,000	1,178,613
3.38%, 11/15/2048	250,000	351,143
3.75%, 08/15/2041	250,000	355,244
4.38%, 05/15/2041	500,000	766,485

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note
0.38%, 09/30/2027	$ 2,000,000	$ 1,969,453
1.50%, 08/15/2026	2,250,000	2,382,451
1.63%, 08/15/2022 (C)	3,300,000	3,380,180
1.75%, 05/15/2022 (C)	2,000,000	2,044,531
2.00%, 02/15/2023 - 08/15/2025 (C)	7,250,000	7,601,505
2.13%, 03/31/2024	1,200,000	1,274,953
2.38%, 05/15/2027 (C)	3,000,000	3,346,289
2.63%, 02/15/2029 (C)	830,000	952,814
2.88%, 05/15/2028 (C)	3,000,000	3,475,781

		33,008,164

U.S. Treasury Inflation-Protected Securities - 0.3%
U.S. Treasury Inflation-Indexed Note 0.13%, 10/15/2024	507,445	544,063

Total U.S. Government Obligations (Cost $31,203,531)		33,552,227

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (F)	536,903	536,903

Total Other Investment Company (Cost $536,903)		536,903

	Principal	Value
REPURCHASE AGREEMENT - 5.5%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2020, to be repurchased at $11,626,860 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.50%, due 02/15/2022, and with a value of $11,859,427.	$11,626,860	11,626,860

Total Repurchase Agreement (Cost $11,626,860)		11,626,860

Total Investments (Cost $180,201,724)		210,287,184
Net Other Assets (Liabilities) - (0.1)%		(201,642)

Net Assets - 100.0%		$210,085,542

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$88,570,048	$—	$—	$88,570,048
Asset-Backed Securities	—	5,575,511	—	5,575,511
Corporate Debt Securities	—	50,220,491	—	50,220,491
Mortgage-Backed Securities	—	1,275,546	—	1,275,546
Municipal Government Obligations	—	1,182,079	—	1,182,079
U.S. Government Agency Obligations	—	17,747,519	—	17,747,519
U.S. Government Obligations	—	33,552,227	—	33,552,227
Other Investment Company	536,903	—	—	536,903
Repurchase Agreement	—	11,626,860	—	11,626,860

Total Investments	$89,106,951	$121,180,233	$—	$210,287,184

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $11,585,526, representing 5.5% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,098,929, collateralized by cash collateral of $536,903 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $16,912,541. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Rates disclosed reflect the yields at December 31, 2020.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $168,574,864) (including securities loaned of $17,098,929)	$198,660,324
Repurchase agreement, at value (cost $11,626,860)	11,626,860
Receivables and other assets:
Investments sold	1,331,995
Net income from securities lending	1,473
Shares of beneficial interest sold	350,701
Dividends	125,177
Interest	595,228

Total assets	212,691,758

Liabilities:
Cash collateral received upon return of:
Securities on loan	536,903
Payables and other liabilities:
Shares of beneficial interest redeemed	75,737
Due to custodian	1,775,576
Investment management fees	126,040
Distribution and service fees	43,164
Transfer agent costs	285
Trustees, CCO and deferred compensation fees	688
Audit and tax fees	23,173
Custody fees	13,095
Legal fees	951
Printing and shareholder reports fees	5,480
Other accrued expenses	5,124

Total liabilities	2,606,216

Net assets	$210,085,542

Net assets consist of:
Capital stock ($0.01 par value)	$146,482
Additional paid-in capital	174,704,111
Total distributable earnings (accumulated losses)	35,234,949

Net assets	$210,085,542

Shares outstanding	14,648,183

Net asset value and offering price per share	$14.34

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$2,109,541
Interest income	2,559,097
Net income from securities lending	9,987
Withholding taxes on foreign income	(14,206)

Total investment income	4,664,419

Expenses:
Investment management fees	1,311,931
Distribution and service fees	449,292
Transfer agent costs	2,630
Trustees, CCO and deferred compensation fees	5,675
Audit and tax fees	34,773
Custody fees	37,788
Legal fees	11,630
Printing and shareholder reports fees	9,656
Other	14,322

Total expenses	1,877,697

Net investment income (loss)	2,786,722

Net realized gain (loss) on:
Investments	2,565,645

Net change in unrealized appreciation (depreciation) on:
Investments	8,096,431

Net realized and change in unrealized gain (loss)	10,662,076

Net increase (decrease) in net assets resulting from operations	$13,448,798

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$2,786,722	$2,598,117
Net realized gain (loss)	2,565,645	4,439,354
Net change in unrealized appreciation (depreciation)	8,096,431	15,208,442

Net increase (decrease) in net assets resulting from operations	13,448,798	22,245,913

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(7,123,540)	(6,859,452)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,123,540)	(6,859,452)

Capital share transactions:
Proceeds from shares sold	38,817,579	34,212,938
Dividends and/or distributions reinvested	7,123,540	6,859,452
Cost of shares redeemed	(27,327,946)	(9,039,107)

Net increase (decrease) in net assets resulting from capital share transactions	18,613,173	32,033,283

Net increase (decrease) in net assets	24,938,431	47,419,744

Net assets:
Beginning of year	185,147,111	137,727,367

End of year	$210,085,542	$185,147,111

Capital share transactions - shares:
Shares issued	2,774,615	2,555,068
Shares reinvested	521,871	511,137
Shares redeemed	(2,026,952)	(671,733)

Net increase (decrease) in shares outstanding	1,269,534	2,394,472

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$13.84	$12.54	$13.08	$12.43	$11.86

Investment operations:
Net investment income (loss) (A)	0.21	0.21	0.23	0.20	0.20	(B)
Net realized and unrealized gain (loss)	0.86	1.65	(0.32)	0.96	0.61

Total investment operations	1.07	1.86	(0.09)	1.16	0.81

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.19)	(0.21)	(0.16)
Net realized gains	(0.34)	(0.35)	(0.26)	(0.30)	(0.08)

Total dividends and/or distributions to shareholders	(0.57)	(0.56)	(0.45)	(0.51)	(0.24)

Net asset value, end of year	$14.34	$13.84	$12.54	$13.08	$12.43

Total return	7.95%	14.94%	(0.75)%	9.52%	6.84%

Ratio and supplemental data:
Net assets end of year (000’s)	$210,086	$185,147	$137,727	$131,510	$115,986
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.05%	1.03%	1.07%	1.09%
Including waiver and/or reimbursement and recapture	1.04%	1.05%	1.03%	1.07%	1.08	%(B)
Net investment income (loss) to average net assets	1.55%	1.58%	1.80%	1.56%	1.60	%(B)
Portfolio turnover rate	40%	25%	33%	25%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $2,717.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$536,903	$—	$—	$—	$536,903
Total Securities Lending Transactions	$536,903	$—	$—	$—	$536,903
Total Borrowings	$536,903	$—	$—	$—	$536,903

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.73%
Over $500 million up to $1 billion	0.70
Over $1 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.10%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 61,977,297	$ 16,408,573	$ 37,105,414	$ 31,746,621

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 180,265,047	$ 30,367,517	$ (345,380)	$ 30,022,137

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,963,781	$ 4,159,759	$ —	$ 2,535,149	$ 4,324,303	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,964,566	$ 2,248,246	$ —	$ —	$ —	$ 30,022,137

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Diversified Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Diversified Income VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $4,159,759 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

MARKET ENVIRONMENT

2020 was a year of extreme market moves. The S&P 500® Index finished the year up 18.40%, but along the way notched a drawdown of 34%, followed by a market rally of 67%. However, this surging growth was uneven and highly volatile, as investors grappled with unprecedented uncertainty.

Having started the year on a positive note, equity markets set an all-time high in February, but then dramatically reversed course due to COVID-19 outbreaks spreading across the globe. As the pandemic forced most developed economies into lockdown, the S&P 500® Index saw the fastest peak to bear-market drop (a 20% decline) in its history. As a result, volatility across major equity indices also rose to the highest levels since 2008.

In late March, however, equities found a bottom, as optimism grew following the U.S. Federal Reserve’s (“Fed”) pledge to make every effort to support the economy, and the U.S. Congress announced a nearly $2 trillion COVID-19 relief package. The uncertain stock market rally that followed was characterized by uneven and large daily swings, keeping risk measures like volatility elevated throughout the following months. Meanwhile, the pandemic continued to have severe impacts on the economy, leaving millions of Americans out of work and shrinking the U.S. GDP, primarily due to a dramatic decrease in consumer spending.

From September to December 2020, equity markets experienced a pronounced “W-shaped” trajectory: a twice-repeating pattern of sharp drawdowns followed by a prompt recovery of losses. First in September, the market whipsawed amidst worsening COVID-19 case-load statistics coupled with a breakdown of stimulus negotiations in the U.S. Congress, and the S&P 500® suffered its first down month since March. Then the second sharp drawdown followed in October, amidst political uncertainty leading up to the U.S. presidential election. Nonetheless, a quick post-election rebound set the stage for an optimistic year-end punctuated by vaccine developments and prospects of further stimulus support.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Managed Risk – Balanced ETF VP, Initial Class returned 4.48%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Managed Risk – Balanced ETF VP Blended Benchmark, returned 7.51% and 13.53%, respectively.

STRATEGY REVIEW

Transamerica Managed Risk Balanced ETF VP (the “Portfolio”) aims to invest its assets in a mix of ETFs that track the performance of a benchmark index. The Portfolio is benchmarked to the following blended benchmark: 34% MSCI U.S. Broad Market Index, 16% FTSE All World Ex-U.S. Index, and 50% Bloomberg Barclays US Aggregate Bond Index. The Portfolio employs a risk management strategy that aims to control the level of volatility that the Portfolio may experience and potentially help to protect the Portfolio against severe and sustained market drawdowns, by dynamically adjusting the equity, bond and cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises but may detract from returns during highly volatile recoveries. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2020. Having maintained full equity exposure during the rally at the start of the year, the Portfolio was able to participate in market gains as the market reached all-time highs in February. During the following month, the Portfolio significantly reduced equity and credit bearing bond allocations in response to the market drawdown. During this time, the Portfolio was well positioned for the uncertainty of the market environment and outperformed its blended benchmark between 2/19/2020 and 3/23/2020. During the ensuing months, as volatility remained elevated during the recovery, the Portfolio was cautious in increasing its participation in equity markets, and experienced underperformance as a result. The series of whipsaw events in June, September, and then again at the end of October contributed to underperformance as the Portfolio maintained its defensive equity positioning amid volatile markets and rapidly shifting sentiment.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	55.5%
U.S. Equity Funds	29.8
International Equity Funds	14.0
Other Investment Company	7.9
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(7.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	4.48%	6.49%	5.72%	05/01/2008
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.84%
Transamerica Managed Risk - Balanced ETF VP Blended Benchmark (A) (B) (C) (D)	13.53%	9.26%	7.74%
Service Class	4.19%	6.24%	5.47%	05/01/2008

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Balanced ETF VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 34% MSCI U.S. Broad Market Index and 16% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,088.40	$1.68	$1,023.50	$1.63	0.32%
Service Class	1,000.00	1,086.80	2.99	1,022.30	2.90	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 14.0%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	479,000	$27,865,394
DeltaShares® S&P International Managed Risk ETF (A)	2,065,049	101,084,148
Vanguard FTSE Developed Markets ETF (B)	11,147,552	526,275,930
Vanguard FTSE Emerging Markets ETF (B)	2,923,687	146,505,956

		801,731,428

U.S. Equity Funds - 29.8%
DeltaShares® S&P 400 Managed Risk ETF (A)	920,383	48,686,144
DeltaShares® S&P 500 Managed Risk ETF (A)	3,161,403	202,418,944
DeltaShares® S&P 600 Managed Risk ETF (A)	311,845	16,175,120
iShares Core S&P Total US Stock Market ETF (B)	4,597,346	396,383,172
Schwab U.S. Broad Market ETF (B)	2,727,766	248,199,428
Vanguard Total Stock Market ETF (B)	4,055,353	789,333,908

		1,701,196,716

U.S. Fixed Income Funds - 55.5%
iShares Core U.S. Aggregate Bond ETF	11,117,391	1,313,964,442
iShares Short Treasury Bond ETF (B)	6,529,089	721,660,207
Vanguard Total Bond Market ETF	12,889,561	1,136,730,385

		3,172,355,034

Total Exchange-Traded Funds (Cost $5,142,454,662)		5,675,283,178

	Shares	Value
OTHER INVESTMENT COMPANY - 7.9%
Securities Lending Collateral - 7.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (C)	449,218,045	$ 449,218,045

Total Other Investment Company (Cost $449,218,045)		449,218,045

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $39,004,676 on 01/04/2021. Collateralized by U.S. Government Obligations, 1.38% - 1.88%, due 01/31/2022, and with a total value of $39,784,824.	$39,004,676	39,004,676

Total Repurchase Agreement (Cost $39,004,676)		39,004,676

Total Investments (Cost $5,630,677,383)		6,163,505,899
Net Other Assets (Liabilities) - (7.9)%		(452,074,082)

Net Assets - 100.0%		$5,711,431,817

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$5,675,283,178	$—	$—	$5,675,283,178
Other Investment Company	449,218,045	—	—	449,218,045
Repurchase Agreement	—	39,004,676	—	39,004,676

Total Investments	$6,124,501,223	$39,004,676	$—	$6,163,505,899

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$49,884,667	$—	$—	$—	$(1,198,523)	$48,686,144	920,383	$210,521	$—
DeltaShares® S&P 500 Managed Risk ETF	212,929,684	—	(18,383,756)	2,612,871	5,260,145	202,418,944	3,161,403	1,691,790	—
DeltaShares® S&P 600 Managed Risk ETF	17,328,104	—	—	—	(1,152,984)	16,175,120	311,845	48,857	—
DeltaShares® S&P EM 100 & Managed Risk ETF	24,956,475	—	—	—	2,908,919	27,865,394	479,000	224,378	—
DeltaShares® S&P International Managed Risk ETF	104,142,770	2,199,200	—	—	(5,257,822)	101,084,148	2,065,049	632,465	—

Total	$409,241,700	$2,199,200	$(18,383,756)	$2,612,871	$559,735	$396,229,750	6,937,680	$2,808,011	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $551,062,312, collateralized by cash collateral of $449,218,045 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $113,484,783. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $347,028,554)	$396,229,750
Unaffiliated investments, at value (cost $5,244,644,153) (including securities loaned of $551,062,312)	5,728,271,473
Repurchase agreement, at value (cost $39,004,676)	39,004,676
Receivables and other assets:
Net income from securities lending	90,393
Shares of beneficial interest sold	894,771

Total assets	6,164,491,063

Liabilities:
Cash collateral received upon return of:
Securities on loan	449,218,045
Payables and other liabilities:
Shares of beneficial interest redeemed	867,410
Investment management fees	1,449,517
Distribution and service fees	1,203,297
Transfer agent costs	8,762
Trustees, CCO and deferred compensation fees	25,595
Audit and tax fees	42,814
Custody fees	39,288
Legal fees	30,073
Printing and shareholder reports fees	94,469
Other accrued expenses	79,976

Total liabilities	453,059,246

Net assets	$5,711,431,817

Net assets consist of:
Capital stock ($0.01 par value)	$4,420,750
Additional paid-in capital	4,869,743,810
Total distributable earnings (accumulated losses)	837,267,257

Net assets	$5,711,431,817

Net assets by class:
Initial Class	$3,582,615
Service Class	5,707,849,202

Shares outstanding:
Initial Class	273,488
Service Class	441,801,500

Net asset value and offering price per share:
Initial Class	$13.10
Service Class	12.92

STATEMENT OF OPERATIONS For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$2,808,011
Dividend income from unaffiliated investments	92,237,232
Interest income from unaffiliated investments	58,799
Net income from securities lending	829,113

Total investment income	95,933,155

Expenses:
Investment management fees	16,914,389
Distribution and service fees:
Service Class	14,036,459
Transfer agent costs	82,437
Trustees, CCO and deferred compensation fees	176,115
Audit and tax fees	84,250
Custody fees	87,172
Legal fees	358,831
Printing and shareholder reports fees	130,778
Other	240,828

Total expenses before waiver and/or reimbursement and recapture	32,111,259

Expenses waived and/or reimbursed:
Initial Class	(4)
Service Class	(4,996)

Net expenses	32,106,259

Net investment income (loss)	63,826,896

Net realized gain (loss) on:
Affiliated investments	2,612,871
Unaffiliated investments	260,792,220

Net realized gain (loss)	263,405,091

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	559,735
Unaffiliated investments	(111,619,232)

Net change in unrealized appreciation (depreciation)	(111,059,497)

Net realized and change in unrealized gain (loss)	152,345,594

Net increase (decrease) in net assets resulting from operations	$216,172,490

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$63,826,896	$116,640,716
Net realized gain (loss)	263,405,091	72,854,968
Net change in unrealized appreciation (depreciation)	(111,059,497)	670,237,209

Net increase (decrease) in net assets resulting from operations	216,172,490	859,732,893

Dividends and/or distributions to shareholders:
Initial Class	(126,447)	(171,405)
Service Class	(188,236,346)	(271,121,154)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(188,362,793)	(271,292,559)

Capital share transactions:
Proceeds from shares sold:
Initial Class	216,253	1,392,944
Service Class	5,772,186	7,409,258

	5,988,439	8,802,202

Dividends and/or distributions reinvested:
Initial Class	126,447	171,405
Service Class	188,236,346	271,121,154

	188,362,793	271,292,559

Cost of shares redeemed:
Initial Class	(679,682)	(372,936)
Service Class	(549,451,367)	(561,074,471)

	(550,131,049)	(561,447,407)

Net increase (decrease) in net assets resulting from capital share transactions	(355,779,817)	(281,352,646)

Net increase (decrease) in net assets	(327,970,120)	307,087,688

Net assets:
Beginning of year	6,039,401,937	5,732,314,249

End of year	$5,711,431,817	$6,039,401,937

Capital share transactions - shares:
Shares issued:
Initial Class	17,250	110,719
Service Class	471,182	597,401

	488,432	708,120

Shares reinvested:
Initial Class	10,173	13,970
Service Class	15,341,185	22,388,204

	15,351,358	22,402,174

Shares redeemed:
Initial Class	(54,617)	(29,810)
Service Class	(44,521,924)	(45,319,285)

	(44,576,541)	(45,349,095)

Net increase (decrease) in shares outstanding:
Initial Class	(27,194)	94,879
Service Class	(28,709,557)	(22,333,680)

	(28,736,751)	(22,238,801)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

FINANCIAL HIGHLIGHTS For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$13.00		$11.78		$12.55		$11.25	$11.11

Investment operations:
Net investment income (loss) (A)	0.17		0.29		0.26		0.23	0.23	(B)
Net realized and unrealized gain (loss)	0.39		1.54		(0.79)		1.30	0.21

Total investment operations	0.56		1.83		(0.53)		1.53	0.44

Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.28)		(0.24)		(0.23)	(0.21)
Net realized gains	(0.16)		(0.33)		—		—	(0.09)

Total dividends and/or distributions to shareholders	(0.46)		(0.61)		(0.24)		(0.23)	(0.30)

Net asset value, end of year	$13.10		$13.00		$11.78		$12.55	$11.25

Total return	4.48%		15.92%		(4.33)%		13.72%	3.94%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,583		$3,910		$2,424		$3,235	$2,571
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.32%		0.32%		0.32%		0.32%	0.32%
Including waiver and/or reimbursement and recapture	0.32	%(D)	0.32	%(D)	0.32	%(D)	0.32%	0.32	%(B)
Net investment income (loss) to average net assets	1.38%		2.31%		2.06%		1.94%	2.04	%(B)
Portfolio turnover rate	91%		22%		30%		25%	65%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$12.83		$11.63		$12.39		$11.11	$10.97

Investment operations:
Net investment income (loss) (A)	0.14		0.24		0.23		0.20	0.19	(B)
Net realized and unrealized gain (loss)	0.37		1.54		(0.78)		1.28	0.22

Total investment operations	0.51		1.78		(0.55)		1.48	0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.25)		(0.21)		(0.20)	(0.18)
Net realized gains	(0.16)		(0.33)		—		—	(0.09)

Total dividends and/or distributions to shareholders	(0.42)		(0.58)		(0.21)		(0.20)	(0.27)

Net asset value, end of year	$12.92		$12.83		$11.63		$12.39	$11.11

Total return	4.19%		15.65%		(4.55)%		13.44%	3.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,707,849		$6,035,492		$5,729,890		$6,530,639	$6,121,782
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.57%		0.57%		0.57%		0.57%	0.57%
Including waiver and/or reimbursement and recapture	0.57	%(D)	0.57	%(D)	0.57	%(D)	0.57%	0.57	%(B)
Net investment income (loss) to average net assets	1.14%		1.97%		1.85%		1.67%	1.76	%(B)
Portfolio turnover rate	91%		22%		30%		25%	65%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk — Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$449,218,045	$—	$—	$—	$449,218,045
Total Borrowings	$449,218,045	$—	$—	$—	$449,218,045

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2021
Service Class	0.62	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 5,093,856,912	$ 5,573,726,900

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 5,647,395,562	$ 519,394,392	$ (3,284,055)	$ 516,110,337

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 118,810,718	$ 69,552,075	$ —	$ 116,333,239	$ 154,959,320	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 63,657,542	$ 257,500,151	$ —	$ —	$ (773)	$ 516,110,337

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Balanced ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $69,552,075 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 12,958,973	$ 1,232,216

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

MARKET ENVIRONMENT

2020 was a year of extreme market moves. The S&P 500® Index finished the year up 18.40%, but along the way notched a drawdown of 34%, followed by a market rally of 67%. However, this surging growth was uneven and highly volatile, as investors grappled with unprecedented uncertainty.

Having started the year on a positive note, equity markets set an all-time high in February, but then dramatically reversed course due to COVID-19 outbreaks spreading across the globe. As the pandemic forced most developed economies into lockdown, the S&P 500® Index saw the fastest peak to bear-market drop (a 20% decline) in its history. As a result, volatility across major equity indices also rose to the highest levels since 2008.

In late March, however, equities found a bottom, as optimism grew following the U.S. Federal Reserve’s (“Fed”) pledge to make every effort to support the economy, and the U.S. Congress announced a nearly $2 trillion COVID-19 relief package. The uncertain stock market rally that followed was characterized by uneven and large daily swings, keeping risk measures like volatility elevated throughout the following months. Meanwhile, the pandemic continued to have severe impacts on the economy, leaving millions of Americans out of work and shrinking the U.S. GDP, primarily due to a dramatic decrease in consumer spending.

From September to December 2020, equity markets experienced a pronounced “W-shaped” trajectory: a twice-repeating pattern of sharp drawdowns followed by a prompt recovery of losses. First in September, the market whipsawed amidst worsening COVID-19 case-load statistics coupled with a breakdown of stimulus negotiations in the U.S. Congress, and the S&P 500® suffered its first down month since March. Then the second sharp drawdown followed in October, amidst political uncertainty leading up to the U.S. presidential election. Nonetheless, a quick post-election rebound set the stage for an optimistic year-end punctuated by vaccine developments and prospects of further stimulus support.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Managed Risk – Conservative ETF VP, Initial Class returned 5.23%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Managed Risk – Conservative ETF VP Blended Benchmark, returned 7.51% and 11.99%, respectively.

STRATEGY REVIEW

Transamerica Managed Risk Growth ETF VP (the “Portfolio”) aims to invest its assets in a mix of ETFs that track the performance of a benchmark index. The Portfolio is benchmarked to the following blended benchmark: 25% MSCI U.S. Broad Market Index, 10% FTSE All World Ex-U.S. Index, and 65% Bloomberg Barclays US Aggregate Bond Index. The Portfolio employs a risk management strategy that aims to control the level of volatility that the Portfolio may experience and potentially help to protect the Portfolio against severe and sustained market drawdowns, by dynamically adjusting the equity, bond and cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises but may detract from returns during highly volatile recoveries. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2020. Having started the year with a reduced equity position, the Portfolio was well positioned in advance of the drawdown which began in February. During the following month, the Portfolio further reduced equity and credit bearing bond allocations in response to the market drawdown. During this time, the Portfolio was well positioned for the uncertainty of the market environment and outperformed its blended benchmark between 2/19/2020 and 3/23/2020. During the ensuing months, as volatility remained elevated during the recovery, the Portfolio was cautious in increasing its participation in equity markets, and experienced underperformance as a result. The series of whipsaw events in June, September, and then again at the end of October contributed to underperformance as the Portfolio maintained its defensive equity positioning amid volatile markets and rapidly shifting sentiment.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	76.9%
U.S. Equity Funds	16.0
International Equity Funds	6.4
Other Investment Company	3.2
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(3.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	5.23%	5.84%	5.20%	11/19/2009
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.84%
Transamerica Managed Risk - Conservative ETF VP Blended Benchmark (A) (B) (C) (D)	11.99%	7.93%	6.71%
Service Class	4.91%	5.57%	4.94%	11/19/2009

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Conservative ETF VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index and 10% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,049.80	$1.70	$1,023.50	$1.68	0.33%
Service Class	1,000.00	1,048.30	2.99	1,022.20	2.95	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 6.4%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	37,000	$ 2,152,442
DeltaShares® S&P International Managed Risk ETF (A)	167,067	8,177,930
Vanguard FTSE Developed Markets ETF	585,744	27,652,974
Vanguard FTSE Emerging Markets ETF	140,976	7,064,307

		45,047,653

U.S. Equity Funds - 16.0%
DeltaShares® S&P 400 Managed Risk ETF (A)	84,966	4,494,506
DeltaShares® S&P 500 Managed Risk ETF (A)	284,945	18,244,515
DeltaShares® S&P 600 Managed Risk ETF (A)	29,007	1,504,567
iShares Core S&P Total US Stock Market ETF (B)	294,494	25,391,273
Schwab U.S. Broad Market ETF	189,168	17,212,396
Vanguard Total Stock Market ETF (B)	236,000	45,935,040

		112,782,297

U.S. Fixed Income Funds - 76.9%
iShares Core U.S. Aggregate Bond ETF	1,511,204	178,609,201
Schwab U.S. Aggregate Bond ETF	3,381,305	189,454,519
Vanguard Total Bond Market ETF	1,971,882	173,900,274

		541,963,994

Total Exchange-Traded Funds (Cost $639,020,031)		699,793,944

	Shares	Value
OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (C)	22,357,802	$ 22,357,802

Total Other Investment Company (Cost $22,357,802)		22,357,802

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $4,639,889 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $4,732,759.	$ 4,639,889	4,639,889

Total Repurchase Agreement (Cost $4,639,889)		4,639,889

Total Investments (Cost $666,017,722)		726,791,635
Net Other Assets (Liabilities) - (3.2)%		(22,768,151)

Net Assets - 100.0%		$ 704,023,484

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$699,793,944	$—	$—	$699,793,944
Other Investment Company	22,357,802	—	—	22,357,802
Repurchase Agreement	—	4,639,889	—	4,639,889

Total Investments	$722,151,746	$4,639,889	$—	$726,791,635

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$4,605,149	$—	$—	$—	$(110,643)	$4,494,506	84,966	$19,434	$—
DeltaShares® S&P 500 Managed Risk ETF	21,127,881	—	(3,559,049)	555,071	120,612	18,244,515	284,945	161,712	—
DeltaShares® S&P 600 Managed Risk ETF	1,611,814	—	—	—	(107,247)	1,504,567	29,007	4,545	—
DeltaShares® S&P EM 100 & Managed Risk ETF	1,927,745	—	—	—	224,697	2,152,442	37,000	17,332	—
DeltaShares® S&P International Managed Risk ETF	8,634,440	—	—	—	(456,510)	8,177,930	167,067	52,099	—

Total	$37,907,029	$—	$(3,559,049)	$555,071	$(329,091)	$34,573,960	602,985	$255,122	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $24,932,110, collateralized by cash collateral of $22,357,802 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,100,500. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $30,117,645)	$34,573,960
Unaffiliated investments, at value (cost $631,260,188) (including securities loaned of $24,932,110)	687,577,786
Repurchase agreement, at value (cost $4,639,889)	4,639,889
Receivables and other assets:
Net income from securities lending	6,553

Total assets	726,798,188

Liabilities:
Cash collateral received upon return of:
Securities on loan	22,357,802
Payables and other liabilities:
Shares of beneficial interest redeemed	24,779
Investment management fees	182,997
Distribution and service fees	148,611
Transfer agent costs	1,101
Trustees, CCO and deferred compensation fees	3,344
Audit and tax fees	14,637
Custody fees	5,778
Legal fees	3,806
Printing and shareholder reports fees	19,329
Other accrued expenses	12,520

Total liabilities	22,774,704

Net assets	$704,023,484

Net assets consist of:
Capital stock ($0.01 par value)	$550,233
Additional paid-in capital	625,632,092
Total distributable earnings (accumulated losses)	77,841,159

Net assets	$704,023,484

Net assets by class:
Initial Class	$18,697
Service Class	704,004,787

Shares outstanding:
Initial Class	1,447
Service Class	55,021,857

Net asset value and offering price per share:
Initial Class	$12.92
Service Class	12.80

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$255,122
Dividend income from unaffiliated investments	14,178,155
Interest income from unaffiliated investments	7,531
Net income from securities lending	228,307

Total investment income	14,669,115

Expenses:
Investment management fees	2,183,233
Distribution and service fees:
Service Class	1,769,317
Transfer agent costs	10,405
Trustees, CCO and deferred compensation fees	22,302
Audit and tax fees	23,857
Custody fees	13,796
Legal fees	45,251
Printing and shareholder reports fees	25,511
Other	36,332

Total expenses before waiver and/or reimbursement and recapture	4,130,004

Expenses waived and/or reimbursed:
Service Class	(5,000)

Net expenses	4,125,004

Net investment income (loss)	10,544,111

Net realized gain (loss) on:
Affiliated investments	555,071
Unaffiliated investments	7,694,405

Net realized gain (loss)	8,249,476

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(329,091)
Unaffiliated investments	13,965,923

Net change in unrealized appreciation (depreciation)	13,636,832

Net realized and change in unrealized gain (loss)	21,886,308

Net increase (decrease) in net assets resulting from operations	$32,430,419

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$10,544,111	$15,606,448
Net realized gain (loss)	8,249,476	2,158,780
Net change in unrealized appreciation (depreciation)	13,636,832	69,127,718

Net increase (decrease) in net assets resulting from operations	32,430,419	86,892,946

Dividends and/or distributions to shareholders:
Initial Class	(497)	(1,147)
Service Class	(17,979,669)	(52,410,342)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,980,166)	(52,411,489)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,222	1,191
Service Class	14,186,934	13,572,972

	14,188,156	13,574,163

Dividends and/or distributions reinvested:
Initial Class	497	1,147
Service Class	17,979,669	52,410,342

	17,980,166	52,411,489

Cost of shares redeemed:
Initial Class	(274)	(370)
Service Class	(90,688,332)	(108,165,425)

	(90,688,606)	(108,165,795)

Net increase (decrease) in net assets resulting from capital share transactions	(58,520,284)	(42,180,143)

Net increase (decrease) in net assets	(44,070,031)	(7,698,686)

Net assets:
Beginning of year	748,093,515	755,792,201

End of year	$704,023,484	$748,093,515

Capital share transactions - shares:
Shares issued:
Initial Class	97	94
Service Class	1,135,657	1,089,483

	1,135,754	1,089,577

Shares reinvested:
Initial Class	40	93
Service Class	1,444,150	4,302,984

	1,444,190	4,303,077

Shares redeemed:
Initial Class	(22)	(29)
Service Class	(7,357,106)	(8,657,125)

	(7,357,128)	(8,657,154)

Net increase (decrease) in shares outstanding:
Initial Class	115	158
Service Class	(4,777,299)	(3,264,658)

	(4,777,184)	(3,264,500)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$12.63	$12.10	$12.86	$11.80	$11.61

Investment operations:
Net investment income (loss) (A)	0.22	0.29	0.27	0.25	0.24	(B)
Net realized and unrealized gain (loss)	0.43	1.18	(0.68)	1.07	0.28

Total investment operations	0.65	1.47	(0.41)	1.32	0.52

Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.30)	(0.26)	(0.26)	(0.22)
Net realized gains	(0.04)	(0.64)	(0.09)	—	(0.11)

Total dividends and/or distributions to shareholders	(0.36)	(0.94)	(0.35)	(0.26)	(0.33)

Net asset value, end of year	$12.92	$12.63	$12.10	$12.86	$11.80

Total return	5.23%	12.38%	(3.31)%	11.30%	4.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$18	$17	$14	$14	$12
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.33%	0.33%	0.33%	0.33%	0.32%
Including waiver and/or reimbursement and recapture	0.33%	0.33%	0.33%	0.33%	0.32	%(B)
Net investment income (loss) to average net assets	1.75%	2.33%	2.15%	1.97%	2.06	%(B)
Portfolio turnover rate	80%	2%	48%	28%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$12.51		$11.98		$12.74		$11.69	$11.51

Investment operations:
Net investment income (loss) (A)	0.19		0.26		0.24		0.21	0.21	(B)
Net realized and unrealized gain (loss)	0.42		1.18		(0.68)		1.07	0.27

Total investment operations	0.61		1.44		(0.44)		1.28	0.48

Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.27)		(0.23)		(0.23)	(0.19)
Net realized gains	(0.04)		(0.64)		(0.09)		—	(0.11)

Total dividends and/or distributions to shareholders	(0.32)		(0.91)		(0.32)		(0.23)	(0.30)

Net asset value, end of year	$12.80		$12.51		$11.98		$12.74	$11.69

Total return	4.91%		12.19%		(3.60)%		11.03%	4.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$704,005		$748,077		$755,778		$866,415	$870,368
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.58%		0.58%		0.58%		0.58%	0.57%
Including waiver and/or reimbursement and recapture	0.58	%(D)	0.58	%(D)	0.58	%(D)	0.58%	0.57	%(B)
Net investment income (loss) to average net assets	1.49%		2.06%		1.88%		1.70%	1.80	%(B)
Portfolio turnover rate	80%		2%		48%		28%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk — Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$22,357,802	$—	$—	$—	$22,357,802
Total Borrowings	$22,357,802	$—	$—	$—	$22,357,802

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTOR (continued)

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2021
Service Class	0.62	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 563,331,642	$ 628,832,060

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 668,597,433	$ 58,321,744	$ (127,542)	$ 58,194,202

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,555,942	$ 2,424,224	$ —	$ 22,789,389	$ 29,622,100	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,491,639	$ 9,155,318	$ —	$ —	$ —	$ 58,194,202

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Conservative ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,424,224 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 478,943	$ 42,470

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

(unaudited)

MARKET ENVIRONMENT

2020 was a year of extreme market moves. The S&P 500® Index finished the year up 18.40%, but along the way notched a drawdown of 34%, followed by a market rally of 67%. However, this surging growth was uneven and highly volatile, as investors grappled with unprecedented uncertainty.

Having started the year on a positive note, equity markets set an all-time high in February, but then dramatically reversed course due to COVID-19 outbreaks spreading across the globe. As the pandemic forced most developed economies into lockdown, the S&P 500® Index saw the fastest peak to bear-market drop (a 20% decline) in its history. As a result, volatility across major equity indices also rose to the highest levels since 2008.

In late March, however, equities found a bottom, as optimism grew following the U.S. Federal Reserve’s (“Fed”) pledge to make every effort to support the economy, and the U.S. Congress announced a nearly $2 trillion COVID-19 relief package. The uncertain stock market rally that followed was characterized by uneven and large daily swings, keeping risk measures like volatility elevated throughout the following months. Meanwhile, the pandemic continued to have severe impacts on the economy, leaving millions of Americans out of work and shrinking the U.S. GDP, primarily due to a dramatic decrease in consumer spending.

From September to December 2020, equity markets experienced a pronounced “W-shaped” trajectory: a twice-repeating pattern of sharp drawdowns followed by a prompt recovery of losses. First in September, the market whipsawed amidst worsening COVID-19 case-load statistics coupled with a breakdown of stimulus negotiations in the U.S. Congress, and the S&P 500® suffered its first down month since March. Then the second sharp drawdown followed in October, amidst political uncertainty leading up to the U.S. presidential election. Nonetheless, a quick post-election rebound set the stage for an optimistic year-end punctuated by vaccine developments and prospects of further stimulus support.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Managed Risk – Growth ETF VP, Initial Class returned 4.52%. By comparison, its primary and secondary benchmarks, the MSCI U.S. Broad Market Index and the Transamerica Managed Risk – Growth ETF VP Blended Benchmark, returned 21.02% and 16.06%, respectively.

STRATEGY REVIEW

Transamerica Managed Risk Growth ETF VP (the “Portfolio”) aims to invest its assets in a mix of ETFs that tracks the performance of a benchmark index. The Portfolio is benchmarked to the following blended benchmark: 52% MSCI U.S. Broad Market Index, 23% FTSE All World Ex-U.S. Index, and 25% Bloomberg Barclays US Aggregate Bond Index. The Portfolio employs a risk management strategy that aims to control the level of volatility that the Portfolio may experience and potentially help to protect the Portfolio against severe and sustained market drawdowns, by dynamically adjusting the equity, bond and cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises but may detract from returns during highly volatile recoveries. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio underperformed its blended benchmark in 2020. Having maintained full equity exposure during the rally at the start of the year, the Portfolio was able to participate in market gains as the market reached all-time highs in February. During the following month, the Portfolio significantly reduced equity and credit bearing bond allocations in response to the market drawdown. During this time, the Portfolio was well positioned for the uncertainty of the market environment and outperformed its blended benchmark, while reducing volatility between 2/19/2020 and 3/23/2020. During the ensuing months, as volatility remained elevated during the recovery, the Portfolio was cautious in increasing its participation in equity markets, and experienced underperformance as a result. The series of whipsaw events in June, September, and then again at the end of October contributed to underperformance as the Portfolio repeatedly dialed its defensive allocations up and down amid rapidly shifting sentiment.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.1%
International Equity Funds	24.5
U.S. Fixed Income Funds	19.8
Other Investment Company	10.2
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(10.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	4.52%	7.74%	6.81%	05/01/2008
MSCI U.S. Broad Market Index (A)	21.02%	15.46%	13.84%
Transamerica Managed Risk - Growth ETF VP Blended Benchmark (A) (B) (C) (D)	16.06%	11.54%	9.61%
Service Class	4.22%	7.46%	6.53%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Transamerica Managed Risk – Growth ETF VP Blended Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Bloomberg Barclays US Aggregate Bond Index and 23% FTSE All-World Index ex-U.S.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,128.00	$1.71	$1,023.50	$1.63	0.32%
Service Class	1,000.00	1,126.20	3.05	1,022.30	2.90	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 24.5%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	334,000	$ 19,430,149
DeltaShares® S&P International Managed Risk ETF (A)	1,296,681	63,472,535
Vanguard FTSE Developed Markets ETF (B)	9,064,091	427,915,736
Vanguard FTSE Emerging Markets ETF (B)	2,588,814	129,725,470

		640,543,890

U.S. Equity Funds - 55.1%
DeltaShares® S&P 400 Managed Risk ETF (A)	654,838	34,639,424
DeltaShares® S&P 500 Managed Risk ETF (A)	2,055,608	131,616,880
DeltaShares® S&P 600 Managed Risk ETF (A)	281,763	14,614,793
iShares Core S&P Total US Stock Market ETF (B)	3,575,448	308,275,127
Schwab U.S. Broad Market ETF (B)	2,181,169	198,464,567
Vanguard Total Stock Market ETF (B)	3,855,651	750,463,911

		1,438,074,702

U.S. Fixed Income Funds - 19.8%
iShares Core U.S. Aggregate Bond ETF	2,187,093	258,492,522
Vanguard Total Bond Market ETF	2,927,703	258,194,127

		516,686,649

Total Exchange-Traded Funds (Cost $2,414,243,274)		2,595,305,241

	Shares	Value
OTHER INVESTMENT COMPANY - 10.2%
Securities Lending Collateral - 10.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (C)	267,575,624	$ 267,575,624

Total Other Investment Company (Cost $267,575,624)		267,575,624

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $11,954,657 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.50%, due 01/15/2022, and with a value of $12,193,814.	$ 11,954,657	11,954,657

Total Repurchase Agreement (Cost $11,954,657)		11,954,657

Total Investments (Cost $2,693,773,555)		2,874,835,522
Net Other Assets (Liabilities) - (10.1)%		(264,189,031)

Net Assets - 100.0%		$ 2,610,646,491

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$2,595,305,241	$—	$—	$2,595,305,241
Other Investment Company	267,575,624	—	—	267,575,624
Repurchase Agreement	—	11,954,657	—	11,954,657

Total Investments	$2,862,880,865	$11,954,657	$—	$2,874,835,522

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$36,576,152	$1,582,548	$(2,451,316)	$(12,259)	$(1,055,701)	$34,639,424	654,838	$151,430	$—
DeltaShares® S&P 500 Managed Risk ETF	159,287,240	—	(32,585,186)	5,299,053	(384,227)	131,616,880	2,055,608	1,192,062	—
DeltaShares® S&P 600 Managed Risk ETF	12,878,236	2,590,440	—	—	(853,883)	14,614,793	281,763	36,310	—
DeltaShares® S&P EM 100 & Managed Risk ETF	17,401,801	—	—	—	2,028,348	19,430,149	334,000	156,455	—
DeltaShares® S&P International Managed Risk ETF	76,318,566	—	(9,187,803)	173,601	(3,831,829)	63,472,535	1,296,681	419,960	—

Total	$302,461,995	$4,172,988	$(44,224,305)	$5,460,395	$(4,097,292)	$263,773,781	4,622,890	$1,956,217	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $440,761,252, collateralized by cash collateral of $267,575,624 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $182,563,210. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $231,397,220)	$263,773,781
Unaffiliated investments, at value (cost $2,450,421,678) (including securities loaned of $440,761,252)	2,599,107,084
Repurchase agreement, at value (cost $11,954,657)	11,954,657
Receivables and other assets:
Investments sold	4,796,825
Net income from securities lending	94,453
Shares of beneficial interest sold	391,902

Total assets	2,880,118,702

Liabilities:
Cash collateral received upon return of:
Securities on loan	267,575,624
Payables and other liabilities:
Shares of beneficial interest redeemed	524,203
Investment management fees	662,670
Distribution and service fees	547,464
Transfer agent costs	3,939
Trustees, CCO and deferred compensation fees	12,574
Audit and tax fees	25,065
Custody fees	18,698
Legal fees	13,604
Printing and shareholder reports fees	50,886
Other accrued expenses	37,484

Total liabilities	269,472,211

Net assets	$2,610,646,491

Net assets consist of:
Capital stock ($0.01 par value)	$2,425,582
Additional paid-in capital	2,292,364,815
Total distributable earnings (accumulated losses)	315,856,094

Net assets	$2,610,646,491

Net assets by class:
Initial Class	$4,121,733
Service Class	2,606,524,758

Shares outstanding:
Initial Class	376,099
Service Class	242,182,141

Net asset value and offering price per share:
Initial Class	$10.96
Service Class	10.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$1,956,217
Dividend income from unaffiliated investments	34,902,089
Interest income from unaffiliated investments	25,291
Net income from securities lending	714,612

Total investment income	37,598,209

Expenses:
Investment management fees	7,710,610
Distribution and service fees:
Service Class	6,365,369
Transfer agent costs	37,231
Trustees, CCO and deferred compensation fees	79,459
Audit and tax fees	46,191
Custody fees	28,313
Legal fees	161,116
Printing and shareholder reports fees	65,358
Other	112,529

Total expenses before waiver and/or reimbursement and recapture	14,606,176

Expenses waived and/or reimbursed:
Initial Class	(8)
Service Class	(4,992)

Net expenses	14,601,176

Net investment income (loss)	22,997,033

Net realized gain (loss) on:
Affiliated investments	5,460,395
Unaffiliated investments	140,198,939

Net realized gain (loss)	145,659,334

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(4,097,292)
Unaffiliated investments	(72,424,022)

Net change in unrealized appreciation (depreciation)	(76,521,314)

Net realized and change in unrealized gain (loss)	69,138,020

Net increase (decrease) in net assets resulting from operations	$92,135,053

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$22,997,033	$52,489,174
Net realized gain (loss)	145,659,334	64,703,691
Net change in unrealized appreciation (depreciation)	(76,521,314)	381,356,837

Net increase (decrease) in net assets resulting from operations	92,135,053	498,549,702

Dividends and/or distributions to shareholders:
Initial Class	(199,080)	(480,615)
Service Class	(122,862,587)	(293,217,177)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(123,061,667)	(293,697,792)

Capital share transactions:
Proceeds from shares sold:
Initial Class	517,259	926,309
Service Class	9,195,777	10,167,169

	9,713,036	11,093,478

Dividends and/or distributions reinvested:
Initial Class	199,080	480,615
Service Class	122,862,587	293,217,177

	123,061,667	293,697,792

Cost of shares redeemed:
Initial Class	(1,182,156)	(788,296)
Service Class	(340,147,333)	(389,042,887)

	(341,329,489)	(389,831,183)

Net increase (decrease) in net assets resulting from capital share transactions	(208,554,786)	(85,039,913)

Net increase (decrease) in net assets	(239,481,400)	119,811,997

Net assets:
Beginning of year	2,850,127,891	2,730,315,894

End of year	$2,610,646,491	$2,850,127,891

Capital share transactions - shares:
Shares issued:
Initial Class	48,735	83,044
Service Class	908,472	949,537

	957,207	1,032,581

Shares reinvested:
Initial Class	19,575	47,351
Service Class	12,298,557	29,380,479

	12,318,132	29,427,830

Shares redeemed:
Initial Class	(114,315)	(71,948)
Service Class	(33,396,384)	(36,167,119)

	(33,510,699)	(36,239,067)

Net increase (decrease) in shares outstanding:
Initial Class	(46,005)	58,447
Service Class	(20,189,355)	(5,837,103)

	(20,235,360)	(5,778,656)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.04		$10.33		$11.31		$9.70	$9.41

Investment operations:
Net investment income (loss) (A)	0.12		0.23		0.21		0.19	0.17	(B)
Net realized and unrealized gain (loss)	0.34		1.70		(0.98)		1.61	0.30

Total investment operations	0.46		1.93		(0.77)		1.80	0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.23)		(0.21)		(0.19)	(0.18)
Net realized gains	(0.29)		(0.99)		—		—	—

Total dividends and/or distributions to shareholders	(0.54)		(1.22)		(0.21)		(0.19)	(0.18)

Net asset value, end of year	$10.96		$11.04		$10.33		$11.31	$9.70

Total return	4.52%		19.74%		(6.99)%		18.78%	4.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,122		$4,658		$3,756		$4,308	$4,282
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.32%		0.32%		0.32%		0.32%	0.32%
Including waiver and/or reimbursement and recapture	0.32	%(D)	0.32	%(D)	0.32	%(D)	0.32%	0.31	%(B)
Net investment income (loss) to average net assets	1.15%		2.15%		1.83%		1.80%	1.83	%(B)
Portfolio turnover rate	201%		59%		85%		36%	126%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$10.85		$10.17		$11.13		$9.55	$9.27

Investment operations:
Net investment income (loss) (A)	0.09		0.20		0.17		0.16	0.15	(B)
Net realized and unrealized gain (loss)	0.33		1.67		(0.95)		1.59	0.28

Total investment operations	0.42		1.87		(0.78)		1.75	0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.20)		(0.18)		(0.17)	(0.15)
Net realized gains	(0.29)		(0.99)		—		—	—

Total dividends and/or distributions to shareholders	(0.51)		(1.19)		(0.18)		(0.17)	(0.15)

Net asset value, end of year	$10.76		$10.85		$10.17		$11.13	$9.55

Total return	4.22%		19.41%		(7.16)%		18.47%	4.67%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,606,524		$2,845,470		$2,726,559		$3,354,042	$3,066,627
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.57%		0.57%		0.57%		0.57%	0.57%
Including waiver and/or reimbursement and recapture	0.57	%(D)	0.57	%(D)	0.57	%(D)	0.57%	0.56	%(B)
Net investment income (loss) to average net assets	0.90%		1.86%		1.56%		1.56%	1.66	%(B)
Portfolio turnover rate	201%		59%		85%		36%	126%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk — Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$267,575,624	$—	$—	$—	$267,575,624
Total Borrowings	$267,575,624	$—	$—	$—	$267,575,624

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2021
Service Class	0.62	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 5,130,655,139	$ 5,437,470,320

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,704,863,056	$ 175,362,391	$ (5,389,925)	$ 169,972,466

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 53,123,833	$ 69,937,834	$ —	$ 49,165,714	$ 244,532,078	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 50,584,511	$ 95,301,176	$ —	$ —	$ (2,059)	$ 169,972,466

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Growth ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $69,937,834 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 7,844,181	$ 743,168

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

Following one of the quickest bear markets in history, U.S. equity markets bounced back dramatically and ended the year at, or near, record highs. Initial drivers included positive reactions to decisive fiscal and monetary stimulus. The rebound continued in the fourth quarter as markets reacted strongly to positive vaccine news with a sharp rotation into cyclical, value and small cap stocks.

Short-term volatility (as measured by VIX) spiked in the first quarter during the COVID-19 drawdown, and again to a lesser degree briefly before the November U.S. election. As is typical, long-term volatility (5-year at-the-money implied volatility) was much more stable, but did increase meaningfully to a historically high peak in the first quarter before remaining within a very tight band at an elevated level during the rest of the year.

U.S. interest rates dropped sharply in the first quarter, bottomed in August, and then recovered modestly to end the year.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Market Participation Strategy VP, Service Class returned 20.33%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Government 5-10 Year Index and the Transamerica Market Participation Strategy VP Blended Benchmark, returned 18.40%, 9.10% and 12.49%, respectively.

STRATEGY REVIEW

The objective of the Portfolio is to provide upside participation when the stock market advances, and to seek to reduce downside risk when the market declines. The Portfolio consists primarily of equity (S&P 500® Index) call options and futures, which seek to provide upside participation during periods of market appreciation, and U.S. Treasury, futures and Agency bonds which seek to reduce downside risk.

The Market Participation Strategy (“MPS”) typically targets an equity exposure around 50% weight at rebalance, depending on market behavior and QMA’s asset allocation outlook. This is accomplished by using a combination of S&P 500® Index options and futures.

We had to be more active and adapt to the market volatility in 2020, managing decreasing equity exposure (average portfolio delta 0.32, equivalent to a 32% allocation to equity) during the first quarter drawdown, and increasing equity exposure in the second through fourth quarters (average portfolio delta 0.54, equivalent to a 54% allocation to equity), and this was the biggest driver of performance for the year. Additionally, there was a positive impact from the rise in implied volatility both during the drawdown as well as during the rest of the year, as options held in the Portfolio moved to being deeply in-the-money as equity markets rallied.

We also had to be very active in managing duration throughout the year in 2020 as equity markets (and interest rates) fell in the first quarter, and as equities rallied through year-end, due to the increasing impact on portfolio duration from holding call options (the value of which tend to rise with interest rates, effectively reducing portfolio duration). Portfolio bonds (comprised of U.S. Treasurys, futures and Agencies) with a weight of about 80% of Portfolio assets throughout the period, helped add value to Portfolio returns, especially in the first quarter as equity markets dropped into bear-market territory.

S&P 500® Index options and S&P 500® Index futures were the biggest contributors to Portfolio returns this year. The best performing holding in the Portfolio for 2020 was the S&P 500® 2,890 May 7, 2025 FLEX Call Option. Exchange-traded long-term S&P 500® Index FLEX options are a primary component of the MPS used to provide increasing equity exposure when equity markets are rising and reduce exposure when markets are declining – generating the participation curvature that is a key characteristic of MPS. Additionally, S&P 500® Index and U.S. Treasury futures are also used in the Portfolio to manage cash flows and maintain desired equity and interest rate exposures.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Joel Kallman, CFA

Devang Gambhirwala

Marcus M. Perl

Co-Portfolio Managers

QMA LLC

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	34.6%
U.S. Government Agency Obligations	28.4
Over-the-Counter Options Purchased	22.3
Repurchase Agreement	14.1
Other Investment Company	3.2
Short-Term U.S. Government Obligation	0.6
Net Other Assets (Liabilities) ^	(3.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	20.33%	9.88%	8.07%	09/17/2012
S&P 500® (A)	18.40%	15.22%	14.33%
Bloomberg Barclays US Government 5-10 Year Index (B)	9.10%	4.18%	3.07%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (C) (D)	12.49%	9.81%	8.82%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® and 50% Bloomberg Barclays US Aggregate Bond Index.

(D) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolio invests its assets in various underlying futures and call options. The ability to achieve its investment objective depends largely on the performance of the underlying futures and call options in which it invests. There can be no assurance that the investment objectives of any underlying futures and call options will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying futures and call options including market volatility and involves substantial risk.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,133.50	$5.20	$1,020.30	$4.93	0.97%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.4%
Federal Home Loan Banks 3.25%, 11/16/2028 (A)	$ 40,000,000	$ 47,834,986
Federal Home Loan Mortgage Corp.
1.50%, 02/12/2025 (A)	5,000,000	5,245,138
2.38%, 01/13/2022	11,500,000	11,765,880
2.75%, 06/19/2023	24,000,000	25,516,110
Federal National Mortgage Association
0.63%, 04/22/2025 (A)	20,000,000	20,235,103
2.50%, 02/05/2024	12,000,000	12,852,766
6.25%, 05/15/2029	6,500,000	9,271,050

Total U.S. Government Agency Obligations (Cost $124,591,651)		132,721,033

U.S. GOVERNMENT OBLIGATIONS - 34.6%
U.S. Treasury - 34.6%
U.S. Treasury Bond, Principal Only STRIPS
08/15/2024 (A)	122,000,000	120,792,531
02/15/2025 - 02/15/2026	31,000,000	30,323,977
U.S. Treasury Note 1.63%, 10/31/2026	10,000,000	10,664,844

Total U.S. Government Obligations (Cost $152,354,399)		161,781,352

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.6%
U.S. Treasury Bill 0.05% (B), 02/25/2021 (C)	2,800,000	2,799,727

Total Short-Term U.S. Government Obligation (Cost $2,799,786)		2,799,727

	Principal	Value
OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	$ 15,122,280	$ 15,122,280

Total Other Investment Company (Cost $15,122,280)		15,122,280

REPURCHASE AGREEMENT - 14.1%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $65,762,112 on 01/04/2021. Collateralized by U.S. Government Obligations, 1.13% - 2.38%, due 02/28/2022 - 03/15/2022, and with a total value of $67,077,423.	65,762,112	65,762,112

Total Repurchase Agreement (Cost $65,762,112)		65,762,112

Total Investments Excluding Options Purchased (Cost $360,630,228)		378,186,504
Total Options Purchased - 22.3% (Cost $67,453,874)		104,519,269

Total Investments (Cost $428,084,102)		482,705,773
Net Other Assets (Liabilities) - (3.2)%		(15,013,164)

Net Assets - 100.0%		$ 467,692,609

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® - Flexible Exchange Option	MSC	USD	3,310.00	02/05/2025	USD	208,461,885	555	$ 27,672,797	$ 44,363,412
Call - S&P 500® - Flexible Exchange Option	MSC	USD	3,320.00	02/05/2026	USD	267,056,577	711	39,781,077	60,155,857

Total								$ 67,453,874	$ 104,519,269

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	125	03/31/2021	$15,739,179	$15,770,508	$31,329	$—
10-Year U.S. Treasury Note	250	03/22/2021	34,527,774	34,519,531	—	(8,243)
30-Year U.S. Treasury Bond	20	03/22/2021	3,507,848	3,463,750	—	(44,098)

Total Futures Contracts					$31,329	$(52,341)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$132,721,033	$—	$132,721,033
U.S. Government Obligations	—	161,781,352	—	161,781,352
Short-Term U.S. Government Obligation	—	2,799,727	—	2,799,727
Other Investment Company	15,122,280	—	—	15,122,280
Repurchase Agreement	—	65,762,112	—	65,762,112
Over-the-Counter Options Purchased	104,519,269	—	—	104,519,269

Total Investments	$119,641,549	$363,064,224	$—	$482,705,773

Other Financial Instruments
Futures Contracts (E)	$31,329	$—	$—	$31,329

Total Other Financial Instruments	$31,329	$—	$—	$31,329

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(52,341)	$—	$—	$(52,341)

Total Other Financial Instruments	$(52,341)	$—	$—	$(52,341)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,821,572, collateralized by cash collateral of $15,122,280. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2020.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $2,799,727.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATION:

MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $362,321,990) (including securities loaned of $14,821,572)	$416,943,661
Repurchase agreement, at value (cost $65,762,112)	65,762,112
Receivables and other assets:
Net income from securities lending	1,346
Interest	566,283
Variation margin receivable on futures contracts	40,080

Total assets	483,313,482

Liabilities:
Cash collateral received upon return of:
Securities on loan	15,122,280
Payables and other liabilities:
Shares of beneficial interest redeemed	71,875
Investment management fees	266,965
Distribution and service fees	98,149
Transfer agent costs	705
Trustees, CCO and deferred compensation fees	1,921
Audit and tax fees	17,990
Custody fees	12,717
Legal fees	2,325
Printing and shareholder reports fees	17,273
Other accrued expenses	8,673

Total liabilities	15,620,873

Net assets	$467,692,609

Net assets consist of:
Capital stock ($0.01 par value)	$339,431
Additional paid-in capital	363,375,947
Total distributable earnings (accumulated losses)	103,977,231

Net assets	$467,692,609

Shares outstanding	33,943,113

Net asset value and offering price per share	$13.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest income	$6,441,127
Net income from securities lending	44,719

Total investment income	6,485,846

Expenses:
Investment management fees	2,963,336
Distribution and service fees	1,089,462
Transfer agent costs	6,430
Trustees, CCO and deferred compensation fees	13,734
Audit and tax fees	26,620
Custody fees	36,607
Legal fees	27,828
Printing and shareholder reports fees	19,307
Other	24,477

Total expenses	4,207,801

Net investment income (loss)	2,278,045

Net realized gain (loss) on:
Investments	42,516,213
Futures contracts	4,816,256

Net realized gain (loss)	47,332,469

Net change in unrealized appreciation (depreciation) on:
Investments	31,352,705
Futures contracts	(100,235)

Net change in unrealized appreciation (depreciation)	31,252,470

Net realized and change in unrealized gain (loss)	78,584,939

Net increase (decrease) in net assets resulting from operations	$80,862,984

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$2,278,045	$4,347,685
Net realized gain (loss)	47,332,469	4,995,635
Net change in unrealized appreciation (depreciation)	31,252,470	63,164,355

Net increase (decrease) in net assets resulting from operations	80,862,984	72,507,675

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(9,645,482)	(66,868,409)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,645,482)	(66,868,409)

Capital share transactions:
Proceeds from shares sold	19,475,762	1,483,534
Dividends and/or distributions reinvested	9,645,482	66,868,409
Cost of shares redeemed	(59,985,066)	(59,004,910)

Net increase (decrease) in net assets resulting from capital share transactions	(30,863,822)	9,347,033

Net increase (decrease) in net assets	40,353,680	14,986,299

Net assets:
Beginning of year	427,338,929	412,352,630

End of year	$467,692,609	$427,338,929

Capital share transactions - shares:
Shares issued	1,533,725	125,084
Shares reinvested	749,455	6,067,914
Shares redeemed	(4,849,850)	(4,850,658)

Net increase (decrease) in shares outstanding	(2,566,670)	1,342,340

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.70	$11.73	$12.80	$11.59	$11.30

Investment operations:
Net investment income (loss) (A)	0.07	0.12	0.11	0.04	0.03(B	)
Net realized and unrealized gain (loss)	2.29	1.93	(0.41)	1.21	0.44

Total investment operations	2.36	2.05	(0.30)	1.25	0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	(0.05)	(0.04)	(0.02)
Net realized gains	(0.15)	(1.96)	(0.72)	—	(0.16)

Total dividends and/or distributions to shareholders	(0.28)	(2.08)	(0.77)	(0.04)	(0.18)

Net asset value, end of year	$13.78	$11.70	$11.73	$12.80	$11.59

Total return	20.33%	18.58%	(2.73)%	10.79%	4.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$467,693	$427,339	$412,353	$469,194	$487,599
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.97%	0.96%	0.97%	0.96%
Including waiver and/or reimbursement and recapture	0.97%	0.97%	0.96%	0.97%	0.96	%(B)
Net investment income (loss) to average net assets	0.52%	1.02%	0.84%	0.35%	0.29	%(B)
Portfolio turnover rate	51%	32%	42%	99%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$9,487,982	$—	$—	$—	$9,487,982
U.S. Government Obligations	5,634,298	—	—	—	5,634,298
Total Securities Lending Transactions	$15,122,280	$—	$—	$—	$15,122,280
Total Borrowings	$15,122,280	$—	$—	$—	$15,122,280

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$104,519,269	$—	$—	$104,519,269
Futures contracts:
Total distributable earnings (accumulated losses) (A)(B)	31,329	—	—	—	—	31,329
Total	$31,329	$—	$104,519,269	$—	$—	$104,550,598

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A)(B)	$(52,341)	$—	$—	$—	$—	$(52,341)
Total	$(52,341)	$—	$—	$—	$—	$(52,341)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$26,471,919	$—	$—	$26,471,919
Futures contracts	2,087	—	4,814,169	—	—	4,816,256
Total	$2,087	$—	$31,286,088	$—	$—	$31,288,175

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$23,518,810	$—	$—	$23,518,810
Futures contracts	(21,012)	—	(79,223)	—	—	(100,235)
Total	$(21,012)	$—	$23,439,587	$—	$—	$23,418,575

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$65,564,899
Futures contracts:
Average notional value of contracts – long	30,266,612

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTOR (continued)

resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65
Over $1 billion up to $1.5 billion	0.62
Over $1.5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.07%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 81,357,085	$ 119,923,565	$ 104,994,782	$ 188,965,831

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 428,084,102	$ 54,621,730	$ (59)	$ 54,621,671

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,814,018	$ 1,831,464	$ —	$ 48,700,510	$ 18,167,899	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,948,684	$ 34,406,876	$ —	$ —	$ —	$ 54,621,671

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. LEGAL PROCEEDINGS (continued)

TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Market Participation Strategy VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Market Participation Strategy VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,831,464 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

Large cap growth equities advanced over the year ended December 31, 2020, with consumer discretionary and information technology the best performing sectors in the Russell 1000® Growth index. All sectors advanced over the period, with the exception of the energy sector, which was the greatest relative underperformer. Against this backdrop, we continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 117.87%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 38.49%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark over the period largely due to favorable stock selection. Sector allocation decisions also contributed to relative performance.

Information Technology was by far the top contributor in the Portfolio, primarily due to favorable stock selection. Zoom Video Communications, Inc. (“Zoom”), which offers a proprietary cloud based communications platform that connects users through frictionless video, voice, chat, and content sharing, helped relative performance. Zoom has experienced growing use of its products by both consumers and businesses as video based communication has become mission critical during the COVID-19 pandemic. Shopify, Inc., which operates a cloud-based software and services platform that enables merchants to build an ecommerce presence, also helped relative performance. Shopify, Inc., has seen strong demand for its services, as a growing number of merchants of all sizes seek to build or expand their ecommerce capabilities at a time when the global health pandemic has resulted in a sharp reduction in consumer traffic to physical stores. Twilio, Inc., which provides a proprietary cloud communications platform allowing software developers to build voice and messaging capabilities into their applications, detracted from relative performance. Twilio, Inc., was adversely impacted during the pandemic by weakness among some of its larger customers in the travel, hospitality, and transportation industries. However, this weakness was more than offset by the positive impact of new and expanded use cases for Twilio, Inc., product in applications addressing contactless delivery, distance learning, telehealth, and mass notifications. Workday, Inc. also detracted from relaitve performance. Workday, Inc. was eliminated from the Portfolio’s holdings during the first quarter of 2020 in order to fund other investments we believe offer a superior risk/reward profile.

Consumer discretionary and healthcare were also material contributors primarily due to favorable stock selection, while stock selection and sector allocations to consumer staples, energy, financials, industrials, real estate, and utilities all contributed to a lesser extent. A diverse set of holdings contributed among these areas, however this was partly offset by the Portfolio’s positions in social media platform Facebook, Inc. and media streaming platform Roku, Inc. which were the second and third greatest detractors in the Portfolio, respectively. The positions in Facebook, Inc. and Roku, Inc. were eliminated during the first and second quarter of 2020 respectively, although Facebook, Inc. was repurchased in the fourth quarter. Stock selection in the materials sector detracted slightly, however this was more than offset by the favorable impact of a sector underweight position.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	92.3%
Repurchase Agreement	7.3
Other Investment Company	4.7
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	117.87%	32.19%	22.67%	05/03/1999
Russell 1000® Growth Index (A)	38.49%	21.00%	17.21%
Service Class	117.29%	31.88%	22.37%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,409.70	$4.42	$1,021.50	$3.71	0.73%
Service Class	1,000.00	1,408.00	5.93	1,020.20	4.98	0.98

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 92.3%
Biotechnology - 0.8%
Alnylam Pharmaceuticals, Inc. (A)	75,925	$ 9,867,972
Moderna, Inc. (A)	143,427	14,983,819

		24,851,791

Entertainment - 6.1%
Netflix, Inc. (A)	61,463	33,234,888
Spotify Technology SA (A)	473,604	149,024,235

		182,259,123

Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	63,551	23,944,746

Health Care Equipment & Supplies - 5.5%
DexCom, Inc. (A)	129,045	47,710,517
Intuitive Surgical, Inc. (A)	141,165	115,487,087

		163,197,604

Health Care Providers & Services - 1.0%
Guardant Health, Inc. (A)	237,354	30,590,183

Health Care Technology - 3.8%
Veeva Systems, Inc., Class A (A)	412,194	112,219,816

Hotels, Restaurants & Leisure - 0.6%
Airbnb, Inc., Class A (A)	118,357	17,374,808

Interactive Media & Services - 15.4%
Facebook, Inc., Class A (A)	382,191	104,399,294
Pinterest, Inc., Class A (A)	684,945	45,137,875
Snap, Inc., Class A (A)	2,337,944	117,060,856
Twitter, Inc. (A)	2,176,894	117,878,810
Zillow Group, Inc., Class C (A) (B)	568,004	73,726,919

		458,203,754

Internet & Direct Marketing Retail - 10.8%
Amazon.com, Inc. (A)	68,233	222,230,105
Chewy, Inc., Class A (A) (B)	326,614	29,359,332
DoorDash, Inc. (A)	182,053	25,988,066
Wayfair, Inc., Class A (A) (B)	187,706	42,385,892

		319,963,395

IT Services - 22.4%
Adyen NV (A) (C)	19,787	45,975,901
Fastly, Inc., Class A (A) (B)	315,408	27,557,197
MongoDB, Inc. (A) (B)	81,691	29,330,336
Okta, Inc. (A)	283,172	71,999,313
Shopify, Inc., Class A (A)	129,978	147,128,597
Snowflake, Inc., Class A (A) (B)	325,923	91,714,732
Square, Inc., Class A (A)	692,762	150,772,722
Twilio, Inc., Class A (A)	303,544	102,749,644

		667,228,442

Life Sciences Tools & Services - 3.0%
10X Genomics, Inc., Class A (A)	271,771	38,482,774
Illumina, Inc. (A)	137,386	50,832,820

		89,315,594

Metals & Mining - 0.1%
Royal Gold, Inc.	29,725	3,161,551

Oil, Gas & Consumable Fuels - 0.2%
Texas Pacific Land Trust (B)	7,720	5,612,440

Pharmaceuticals - 0.9%
Royalty Pharma PLC, Class A (B)	513,685	25,709,934

Road & Rail - 4.8%
Uber Technologies, Inc. (A)	2,829,396	144,299,196

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 1.6%
NVIDIA Corp.	89,311	$ 46,638,204

Software - 11.5%
Cloudflare, Inc., Class A (A)	390,461	29,671,131
Coupa Software, Inc. (A) (B)	221,885	75,199,045
Trade Desk, Inc., Class A (A) (B)	109,535	87,737,535
Unity Software, Inc. (A) (B)	180,753	27,740,163
Zoom Video Communications, Inc., Class A (A)	364,920	123,094,815

		343,442,689

Specialty Retail - 3.0%
Carvana Co. (A) (B)	377,202	90,354,967

Total Common Stocks (Cost $1,548,275,255)		2,748,368,237

OTHER INVESTMENT COMPANY - 4.7%
Securities Lending Collateral - 4.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (D)	139,239,141	139,239,141

Total Other Investment Company (Cost $139,239,141)		139,239,141

	Principal	Value
REPURCHASE AGREEMENT - 7.3%
Fixed Income Clearing Corp., 0.00% (D), dated 12/31/2020, to be repurchased at $216,078,237 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $220,399,809.	$ 216,078,237	216,078,237

Total Repurchase Agreement (Cost $216,078,237)		216,078,237

Total Investments Excluding Options Purchased (Cost $1,903,592,633)		3,103,685,615
Total Options Purchased - 0.1% (Cost $11,947,259)		2,078,651

Total Investments (Cost $1,915,539,892)		3,105,764,266
Net Other Assets (Liabilities) - (4.4)%		(130,180,216)

Net Assets - 100.0%		$ 2,975,584,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	RBS	USD	8.06	07/23/2021	USD	511,693,474	$ 2,714,022	$ 305,481
Put - USD vs. CNH	BNP	USD	7.64	11/11/2021	USD	483,389,821	2,625,122	1,320,137
Put - USD vs. CNH	RBS	USD	7.75	01/07/2021	USD	407,509,635	1,779,595	408
Put - USD vs. CNH	BNP	USD	7.99	09/10/2021	USD	425,939,327	2,579,311	405,068
Put - USD vs. CNH	RBS	USD	8.48	05/28/2021	USD	360,276,839	2,249,209	47,557

Total							$ 11,947,259	$ 2,078,651

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,702,392,336	$45,975,901	$—	$2,748,368,237
Other Investment Company	139,239,141	—	—	139,239,141
Repurchase Agreement	—	216,078,237	—	216,078,237
Over-the-Counter Foreign Exchange Options Purchased	—	2,078,651	—	2,078,651

Total Investments	$2,841,631,477	$264,132,789	$—	$3,105,764,266

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $352,504,584, collateralized by cash collateral of $139,239,141 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $220,677,532. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of the 144A security is $45,975,901, representing 1.5% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $1,699,461,655) (including securities loaned of $352,504,584)	$2,889,686,029
Repurchase agreement, at value (cost $216,078,237)	216,078,237
Cash	2,732
Foreign currency, at value (cost $612)	611
Receivables and other assets:
Investments sold	20,600,271
Net income from securities lending	48,057
Shares of beneficial interest sold	465,761
Tax reclaims	54,826

Total assets	3,126,936,524

Liabilities:
Cash collateral received upon return of:
Securities on loan	139,239,141
Cash collateral at broker for:
OTC derivatives (A)	2,251,000
Payables and other liabilities:
Investments purchased	6,195,468
Shares of beneficial interest redeemed	1,443,648
Investment management fees	1,790,783
Distribution and service fees	210,514
Transfer agent costs	4,338
Trustees, CCO and deferred compensation fees	8,976
Audit and tax fees	34,341
Custody fees	67,872
Legal fees	12,208
Printing and shareholder reports fees	59,494
Other accrued expenses	34,691

Total liabilities	151,352,474

Net assets	$2,975,584,050

Net assets consist of:
Capital stock ($0.01 par value)	$776,036
Additional paid-in capital	1,006,489,521
Total distributable earnings (accumulated losses)	1,968,318,493

Net assets	$2,975,584,050

Net assets by class:
Initial Class	$2,000,396,036
Service Class	975,188,014

Shares outstanding:
Initial Class	51,471,737
Service Class	26,131,875

Net asset value and offering price per share:
Initial Class	$38.86
Service Class	37.32

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$57,330
Interest income	136,038
Net income from securities lending	469,232

Total investment income	662,600

Expenses:
Investment management fees	16,560,198
Distribution and service fees:
Service Class	1,615,881
Transfer agent costs	35,879
Trustees, CCO and deferred compensation fees	75,634
Audit and tax fees	52,964
Custody fees	197,749
Legal fees	161,159
Printing and shareholder reports fees	107,053
Other	98,425

Total expenses	18,904,942

Net investment income (loss)	(18,242,342)

Net realized gain (loss) on:
Investments	796,849,726
Foreign currency transactions	15,507

Net realized gain (loss)	796,865,233

Net change in unrealized appreciation (depreciation) on:
Investments	1,057,538,927
Translation of assets and liabilities denominated in foreign currencies	1,045

Net change in unrealized appreciation (depreciation)	1,057,539,972

Net realized and change in unrealized gain (loss)	1,854,405,205

Net increase (decrease) in net assets resulting from operations	$1,836,162,863

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$(18,242,342)	$(5,055,975)
Net realized gain (loss)	796,865,233	95,977,048
Net change in unrealized appreciation (depreciation)	1,057,539,972	76,017,461

Net increase (decrease) in net assets resulting from operations	1,836,162,863	166,938,534

Dividends and/or distributions to shareholders:
Initial Class	(64,534,205)	(24,727,810)
Service Class	(26,620,126)	(16,197,682)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(91,154,331)	(40,925,492)

Capital share transactions:
Proceeds from shares sold:
Initial Class	92,292,520	30,667,341
Service Class	154,492,370	88,055,951

	246,784,890	118,723,292

Issued from fund acquisition:
Initial Class	—	964,979,506
Service Class	—	169,749,670

	—	1,134,729,176

Dividends and/or distributions reinvested:
Initial Class	64,534,205	24,727,810
Service Class	26,620,126	16,197,682

	91,154,331	40,925,492

Cost of shares redeemed:
Initial Class	(750,239,455)	(67,263,525)
Service Class	(80,969,769)	(12,970,275)

	(831,209,224)	(80,233,800)

Net increase (decrease) in net assets resulting from capital share transactions	(493,270,003)	1,214,144,160

Net increase (decrease) in net assets	1,251,738,529	1,340,157,202

Net assets:
Beginning of year	1,723,845,521	383,688,319

End of year	$2,975,584,050	$1,723,845,521

Capital share transactions - shares:
Shares issued:
Initial Class	3,418,899	1,688,244
Service Class	5,660,710	4,799,806

	9,079,609	6,488,050

Shares issued on fund acquisition:
Initial Class	—	55,765,301
Service Class	—	10,173,667

	—	65,938,968

Shares reinvested:
Initial Class	2,027,465	1,322,343
Service Class	870,223	897,876

	2,897,688	2,220,219

Shares redeemed:
Initial Class	(25,285,002)	(3,646,950)
Service Class	(3,292,369)	(716,959)

	(28,577,371)	(4,363,909)

Net increase (decrease) in shares outstanding:
Initial Class	(19,838,638)	55,128,938
Service Class	3,238,564	15,154,390

	(16,600,074)	70,283,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$18.46	$16.20	$18.06	$13.45	$16.03

Investment operations:
Net investment income (loss) (A)	(0.19)	(0.13)	(0.09)	(0.09)	(0.04	)(B)
Net realized and unrealized gain (loss)	21.70	4.00	1.81	5.84	(0.20)

Total investment operations	21.51	3.87	1.72	5.75	(0.24)

Dividends and/or distributions to shareholders:
Net realized gains	(1.11)	(1.61)	(3.58)	(1.14)	(2.34)

Net asset value, end of year	$38.86	$18.46	$16.20	$18.06	$13.45

Total return	117.87%	23.74%	6.68%	43.59%	(2.26)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,000,396	$1,316,457	$262,181	$239,786	$170,984
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.82%	0.87%	0.87%	0.88%
Including waiver and/or reimbursement and recapture	0.73%	0.82%	0.87%	0.87%	0.87	%(B)
Net investment income (loss) to average net assets	(0.70)%	(0.68)%	(0.48)%	(0.54)%	(0.24	)%(B)
Portfolio turnover rate	52%	209%	50%	61%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$17.80	$15.70	$17.63	$13.18	$15.79

Investment operations:
Net investment income (loss) (A)	(0.26)	(0.16)	(0.14)	(0.13)	(0.07	)(B)
Net realized and unrealized gain (loss)	20.89	3.87	1.79	5.72	(0.20)

Total investment operations	20.63	3.71	1.65	5.59	(0.27)

Dividends and/or distributions to shareholders:
Net realized gains	(1.11)	(1.61)	(3.58)	(1.14)	(2.34)

Net asset value, end of year	$37.32	$17.80	$15.70	$17.63	$13.18

Total return	117.29%	23.47%	6.44%	43.26%	(2.50)%

Ratio and supplemental data:
Net assets end of year (000’s)	$975,188	$407,389	$121,507	$103,535	$60,753
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98%	1.07%	1.12%	1.12%	1.13%
Including waiver and/or reimbursement and recapture	0.98%	1.07%	1.12%	1.12%	1.12	%(B)
Net investment income (loss) to average net assets	(0.96)%	(0.90)%	(0.73)%	(0.79)%	(0.50	)%(B)
Portfolio turnover rate	52%	209%	50%	61%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$139,239,141	$—	$—	$—	$139,239,141
Total Borrowings	$139,239,141	$—	$—	$—	$139,239,141

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at December 31, 2020, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$2,078,651	$—	$—	$—	$2,078,651
Total	$—	$2,078,651	$—	$—	$—	$2,078,651

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(1,418,233)	$—	$—	$—	$(1,418,233)
Total	$—	$(1,418,233)	$—	$—	$—	$(1,418,233)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(8,618,017)	$—	$—	$—	$(8,618,017)
Total	$—	$(8,618,017)	$—	$—	$—	$(8,618,017)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$2,606,145

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
BNP Paribas	$1,725,205	$—	$(1,725,205)	$—	$—	$—	$—	$—
Royal Bank of Scotland PLC	353,446	—	(353,446)	—	—	—	—	—

Total	$2,078,651	$—	$(2,078,651)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.755%
Over $750 million up to $1.5 billion	0.715
Over $1.5 billion up to $3 billion	0.645
Over $3 billion up to $5 billion	0.630
Over $5 billion	0.580

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.76%	May 1, 2021
Service Class	1.01	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2020, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 2,379,352	$ —	$ —

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,163,646,323	$ —	$ 1,905,252,732	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,922,947,209	$ 1,201,064,860	$ (18,247,803)	$ 1,182,817,057

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,068,159	$ 79,086,172	$ —	$ —	$ 40,925,492	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 344,223,897	$ 441,275,764	$ —	$ —	$ —	$ 1,182,818,832

10. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Jennison Growth VP (“Jennison Growth VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a taxable exchange shares of the Portfolio for shares of Jennison Growth VP outstanding following the close of business on November 1, 2019. Jennison Growth VP will recognize gain or loss in connection with the transfer of its assets to the Portfolio, which may require Jennison Growth VP to make taxable distributions to its shareholders.

Shares issued to Jennison Growth VP shareholders, along with the exchange ratio of the reorganization for the Portfolio, were as follows:

Jennison Growth VP Class	Jennison Growth VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Initial	140,537,101	Initial	55,765,301	$964,979,506	0.40
Service	27,308,321	Service	10,173,667	169,749,670	0.37

(A)	Calculated by dividing the Portfolio shares issuable by the Jennison Growth VP shares outstanding on November 1, 2019.

The net assets of Jennison Growth VP, including unrealized appreciation (depreciation), were combined with those of the Portfolio. These amounts were as follows:

Jennison Growth VP Unrealized Appreciation (Depreciation)	Jennison Growth VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 227,064,851	$ 1,134,729,176	$ 498,721,335	$ 1,633,450,511

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Capital Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of 79,086,172 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

MARKET ENVIRONMENT

2020 was a year of extreme market moves. The S&P 500® Index finished the year up 18.40%, but along the way notched a drawdown of 34% followed by a market rally of 67%. However, this surging growth was uneven and highly volatile, as investors grappled with unprecedented uncertainty.

Having started the year on a positive note, equity markets set an all-time high in February, but then dramatically reversed course due to COVID-19 outbreaks spreading across the globe. As the pandemic forced most developed economies into lockdown, the S&P 500® Index saw the fastest peak to bear-market drop (a 20% decline) in its history. As a result, volatility across major equity indices also rose to the highest levels since 2008.

In late March, however, equities found a bottom, as optimism grew following the U.S. Federal Reserve’s (“Fed”) pledge to make every effort to support the economy, and Congress announced a nearly $2 trillion COVID-19 relief package. The uncertain stock market rally that followed was characterized by uneven and large daily swings, keeping risk measures like volatility elevated throughout the following months. Meanwhile, the pandemic continued to have severe impacts on the economy, leaving millions of Americans out of work and shrinking the U.S. GDP, primarily due to a dramatic decrease in consumer spending.

From September to December 2020 equity markets experienced a pronounced “W-shaped” trajectory: a twice-repeating pattern of sharp drawdowns followed by a prompt recovery of losses. First in September, the market whipsawed amidst worsening COVID-19 case-load statistics coupled with a breakdown of stimulus negotiations in the U.S. Congress. Then the second sharp drawdown occurred in October, amidst political uncertainty leading up to the U.S. presidential election. Nonetheless, a quick post-election rebound set the stage for an optimistic year-end punctuated by vaccine developments and prospects of further stimulus support.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP, Service Class returned 6.49%. By comparison, its primary and secondary benchmarks, the MSCI ACWI Index and the Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark, returned 16.25% and 14.74%, respectively.

STRATEGY REVIEW

The Portfolio normally invests at least 80% of its net assets in Transamerica Morgan Stanley Global Allocation VP, a diversified global portfolio that targets roughly a 60/40 split between equities and bonds. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. MMRS seeks to reshape the return distribution for the Portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is anticipated to improve returns during a sustained market decline but may detract from returns during highly volatile recoveries.

Having maintained full equity exposure during the rally at the start of the year, the Portfolio was able to participate in market gains as the market reached all-time highs in February 2020. During the following month and in response to the large market drawdown, the Portfolio significantly reduced equity exposures through short futures helping to reduce the volatility of the Portfolio. During the ensuing months, as volatility remained elevated during the recovery, the Portfolio was cautious in increasing its participation in equity markets, and experienced underperformance as a result. The series of whipsaw events in June, September, and then again at the end of October contributed to underperformance as the Portfolio was forced to repeatedly dial its defensive positions up and down amid rapidly shifting sentiment.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management, LLC

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	96.1%
Repurchase Agreement	3.9
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	6.49%	4.93%	3.29%	11/10/2014
MSCI ACWI Index (A)	16.25%	12.26%	9.44%
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP Blended Benchmark (A) (B) (C)	14.74%	9.02%	7.15%

(A) The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark is composed of the following benchmarks: 50% MSCI ACWI Index and 50% Bloomberg Barclays Global Aggregate Index.

(C) The Bloomberg Barclays Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets, including Treasuries, government-related and corporate securities, as well as asset-, mortgage- and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolios.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,112.60	$2.55	$1,022.70	$2.44	0.48%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
INVESTMENT COMPANY - 96.1%
International Mixed Allocation Fund - 96.1%
Transamerica Morgan Stanley Global Allocation VP (A)	29,016,350	$ 287,552,032

Total Investment Company (Cost $259,285,618)		287,552,032

	Principal	Value
REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $11,615,620 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.38%, due 03/15/2022, and with a value of $11,847,953.	$ 11,615,620	11,615,620

Total Repurchase Agreement (Cost $11,615,620)		11,615,620

Total Investments (Cost $270,901,238)		299,167,652
Net Other Assets (Liabilities) - (0.0)% (C)		(106,900)

Net Assets - 100.0%		$ 299,060,752

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$287,552,032	$—	$—	$287,552,032
Repurchase Agreement	—	11,615,620	—	11,615,620

Total Investments	$287,552,032	$11,615,620	$—	$299,167,652

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2020	Shares as of December 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Morgan Stanley Global Allocation VP	$272,322,552	$34,438,714	$(41,227,484)	$(8,522,846)	$30,541,096	$287,552,032	29,016,350	$17,199,491	$4,552,724

(B)	Rate disclosed reflects the yield at December 31, 2020.
(C)	Percentage rounds to less than 0.01% or (0.01)%.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Affiliated investments, at value (cost $259,285,618)	$287,552,032
Repurchase agreement, at value (cost $11,615,620)	11,615,620
Cash collateral pledged at broker for:
Futures contracts	42,714

Total assets	299,210,366

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	19,701
Investment management fees	19,643
Distribution and service fees	62,904
Transfer agent costs	448
Trustees, CCO and deferred compensation fees	1,034
Audit and tax fees	13,391
Custody fees	11,270
Legal fees	1,501
Printing and shareholder reports fees	8,844
Other accrued expenses	6,546
Variation margin payable on futures contracts	4,332

Total liabilities	149,614

Net assets	$299,060,752

Net assets consist of:
Capital stock ($0.01 par value)	$290,796
Additional paid-in capital	282,843,089
Total distributable earnings (accumulated losses)	15,926,867

Net assets	$299,060,752

Shares outstanding	29,079,604

Net asset value and offering price per share	$10.28

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from affiliated investments	$17,199,491
Interest income from unaffiliated investments	23,157

Total investment income	17,222,648

Expenses:
Investment management fees	637,086
Distribution and service fees	704,263
Transfer agent costs	4,154
Trustees, CCO and deferred compensation fees	8,857
Audit and tax fees	20,007
Custody fees	36,922
Legal fees	20,817
Printing and shareholder reports fees	14,746
Other	37,394

Total expenses before waiver and/or reimbursement and recapture	1,484,246

Expense waived and/or reimbursed	(76,104)
Recapture of previously waived and/or reimbursed fees	28,249

Net expenses	1,436,391

Net investment income (loss)	15,786,257

Net realized gain (loss) on:
Affiliated investments	(8,522,846)
Capital gain distributions received from affiliated investment companies	4,552,724
Futures contracts	(24,053,609)

Net realized gain (loss)	(28,023,731)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	30,541,096
Translation of assets and liabilities denominated in foreign currencies	3,227

Net change in unrealized appreciation (depreciation)	30,544,323

Net realized and change in unrealized gain (loss)	2,520,592

Net increase (decrease) in net assets resulting from operations	$18,306,849

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$15,786,257	$3,618,039
Net realized gain (loss)	(28,023,731)	14,094,324
Net change in unrealized appreciation (depreciation)	30,544,323	17,572,808

Net increase (decrease) in net assets resulting from operations	18,306,849	35,285,171

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(10,782,082)	(7,703,219)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,782,082)	(7,703,219)

Capital share transactions:
Proceeds from shares sold	15,889,710	33,534,207
Dividends and/or distributions reinvested	10,782,082	7,703,219
Cost of shares redeemed	(21,949,160)	(10,633,385)

Net increase (decrease) in net assets resulting from capital share transactions	4,722,632	30,604,041

Net increase (decrease) in net assets	12,247,399	58,185,993

Net assets:
Beginning of year	286,813,353	228,627,360

End of year	$299,060,752	$286,813,353

Capital share transactions - shares:
Shares issued	1,653,596	3,499,538
Shares reinvested	1,121,965	821,239
Shares redeemed	(2,279,279)	(1,115,027)

Net increase (decrease) in shares outstanding	496,282	3,205,750

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020		December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016
Net asset value, beginning of year	$10.03		$9.01	$9.88		$8.84	$9.59

Investment operations:
Net investment income (loss) (A)	0.54		0.13	0.33		0.13	0.07	(B)
Net realized and unrealized gain (loss)	0.09		1.18	(1.09)		0.97	(0.03	)(C)

Total investment operations	0.63		1.31	(0.76)		1.10	0.04

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.29)	(0.11)		(0.06)	(0.18)
Net realized gains	(0.25)		—	—		—	(0.61)

Total dividends and/or distributions to shareholders	(0.38)		(0.29)	(0.11)		(0.06)	(0.79)

Net asset value, end of year	$10.28		$10.03	$9.01		$9.88	$8.84

Total return	6.49%		14.71%	(7.76)%		12.51%	0.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$299,061		$286,813	$228,627		$207,765	$169,426
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.53%		0.56%	0.57%		0.56%	0.59%
Including waiver and/or reimbursement and recapture	0.51	%(E)	0.57%	0.57	%(F)	0.57%	0.57	%(B)
Net investment income (loss) to average net assets	5.60%		1.41%	3.40%		1.42%	0.79	%(B)
Portfolio turnover rate	5%		—%	—%		—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Effective May 1, 2020, the Portfolio’s operating expense limit changed from 0.57% to 0.47%.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation Managed Risk—Balanced VP (formerly, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (“OTC”).

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(549,953)	$(23,503,656)	$—	$—	$(24,053,609)
Total	$—	$(549,953)	$(23,503,656)	$—	$—	$(24,053,609)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$9,126
Average notional value of contracts – short	(56,412,724)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTOR (continued)

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

7. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2020, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica Morgan Stanley Global Allocation VP	96.10%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2020
First $2 billion	0.20%
Over $2 billion up to $4 billion	0.19
Over $4 billion up to $6 billion	0.18
Over $6 billion up to $8 billion	0.17
Over $8 billion up to $10 billion	0.16
Over $10 billion	0.15
Prior to May 1, 2020
First $2 billion	0.28
Over $2 billion up to $4 billion	0.27
Over $4 billion up to $6 billion	0.25
Over $6 billion up to $8 billion	0.24
Over $8 billion up to $10 billion	0.23
Over $10 billion	0.22

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2020
Service Class	0.47%	May 1, 2021
Prior to May 1, 2020
Service Class	0.57

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2018	2019	2020	Total
$ —	$ 4,953	$ 76,104	$ 81,057

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 12,686,498	$ 41,227,484

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to rounding. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (1)	$ 1

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 273,781,659	$ 25,385,993	$ —	$ 25,385,993

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 11,310,275	$ 13,833,035

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,670,390	$ 7,111,692	$ —	$ 7,703,219	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,681,504	$ —	$ (25,143,310)	$ —	$ —	$ 25,388,673

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

12. LEGAL PROCEEDINGS (continued)

rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (formerly, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (formerly, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $7,111,692 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

Morgan Stanley Investment Management, Inc. (5/1/2020 – 12/31/2020)

Equity markets and other risky assets – such as commodities and lower-quality bonds – experienced a sharp sell-off in the first quarter of 2020, while safe haven assets – such as government bonds, gold, and the U.S. dollar – rose, as the global COVID-19 pandemic caused major economies around the world to grind to a near-halt. This caused global policy makers to announce forceful fiscal and monetary support, ushering in a liquidity-driven market rebound. By the summer, many developed countries managed to contain the first wave of the virus and reopen their economies. Improving economic activity further fueled markets. Even as most developed market economies began to experience a second wave of COVID-19 infections in the fall, global pharmaceutical companies began to announce encouraging news about COVID-19 vaccines in early November, alleviating uncertainty and allowing markets to rally further.

From May 1 to December 31, 2020, global equities rose by 33.94% (as measured by the MSCI ACWI in USD) and global government bonds returned +2.42% (Bloomberg Barclays Global Aggregate Index, hedged in USD), while commodity prices rose +46.46% (S&P GSCI Index in USD). The riskiest areas of the market were among the strongest performers during this time period:

•

Within global equities, small cap and growth stocks led markets, with materials, consumer discretionary and technology leading among MSCI ACWI sectors in USD. Regionally, emerging markets outperformed developed markets.

•	Within bonds, high yield and emerging market bonds were the clear outperformers, while 10-year U.S. Treasury yields rose by 29 basis points (as bond yields rise, prices fall).

BlackRock Investment Management, LLC (1/1/2020 – 4/30/2020)

Risk assets experienced record volatility in the first quarter of 2020, as COVID-19 caused a global pandemic after the first reported cases reached northern Italy from China in late January and then ultimately spread across the world. Unprecedented fiscal and monetary responses in both the U.S. and Europe finally began to calm markets in early second quarter, as investors weighed the prospects of possible vaccines and, eventually, a return to more normal travel and living conditions. U.S. Federal Reserve (“Fed”) policy took away a great deal of the liquidity risk we saw in March and helped backstop credit markets. These efforts collectively have supported areas such as money markets and have reduced some of the downside risk associated with worst-case outcomes. Financial markets moved significantly higher in April in response to these efforts, with the S&P 500® posting its strongest monthly market advance since 1987.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Morgan Stanley Global Allocation VP, Service Class returned 18.34%. By comparison, its primary and secondary benchmarks, the MSCI ACWI Index and the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, returned 16.25% and 15.16%, respectively.

STRATEGY REVIEW

Morgan Stanley Investment Management, Inc. (5/1/2020 – 12/31/2020)

The Portfolio’s strategy is a “top-down,” tactical, global macro strategy, focusing on economic cycles and their impacts on markets. The strategy seeks to take contrarian views, focusing on being overweight underpriced or unpopular assets, and underweight expensive or very popular assets. The strategy typically invests around multi-year global macroeconomic themes and then looks for opportunities to invest around these themes across all asset classes.

•

During the period from May 1 to December 31, the Portfolio’s asset allocation mix of average overweight positions in global equities and commodities and an average underweight position in fixed income had a positive impact on performance.

•

Top-down thematic contributors included positions in our “Value Recovery” theme, such as overweight value stocks versus expensively-valued and low-volatility stocks in the U.S. Other contributors included overweight positions in global autos and hotel stocks, U.S. equities, Mexican 10-year government bonds versus U.S. 10-year Treasurys and the Chinese renminbi versus the U.S. dollar. In addition, positions related to our expectation that U.S. inflation will rise and our overweight positions in U.S. housing and homebuilder stocks contributed to performance.

•

Top-down thematic detractors included underweight positions in what we viewed as expensive areas of equity markets, such as recent IPO stocks, and stocks which benefited from COVID-19 trends such as technology stocks. In addition, an overweight position in Japanese real estate stocks relative to Japanese equities detracted.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

BlackRock Investment Management, LLC (1/1/2020 – 4/30/2020)

From a sector perspective, security selection within consumer discretionary and communication services contributed to performance. An overweight to healthcare was additive, though this was partially offset by security selection. Within fixed income, yield curve positioning, notably exposure to the long end of the curve, was additive. Exposure to gold-related securities and cash and cash equivalents also contributed to performance. Meanwhile, security selection within industrials weighed on returns, and security selection within financials also detracted, though this was partially offset by an underweight to that sector. An underweight to developed market government bonds also negatively impacted returns.

During the period from January 1 to April 30, the Portfolio’s overall equity allocation decreased from 67% to 59% of net assets. Within equities, the Portfolio decreased exposure to the U.S., Europe and Japan, and increased exposure to China. From a sector perspective, the Portfolio increased exposure to healthcare and information technology, and decreased exposure to financials, industrials, and energy. The Portfolio’s allocation to fixed income decreased from 24% to 22% of net assets. Within fixed income, the Portfolio decreased exposure to government bonds and increased exposure to corporate credit. From a duration perspective, the total Portfolio duration increased from 1.5 years to 1.9 years (total Portfolio duration assumes equity duration of 0). The Portfolio’s allocation to commodity-related securities remained unchanged at 2% of net assets. Reflecting the above changes, the Portfolio’s cash equivalents increased from 7% to 17% of net assets.

As of April 30, 2020, as compared to its blended benchmark, the Portfolio was underweight both equities and fixed income, with modest exposure to commodity-related investments and an overweight to cash equivalents. Within equities, the Portfolio was overweight the U.S. and China, and underweight Japan and Europe. From a sector perspective, the Portfolio was overweight healthcare, consumer discretionary, and communication services, and underweight consumer staples, financials, industrials, and energy. Within fixed income, the Portfolio was underweight developed market government bonds and overweight corporate bonds. With respect to the currency exposure, the Portfolio was overweight the U.S. dollar and Hong Kong dollar, and underweight the Euro, British pound sterling, and Canadian dollar.

Cyril Moullé-Berteaux

Mark Bavoso

Sergei Parmenov

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Dan Chamby, CFA

David Clayton, CFA

Russ Koesterich, CFA

Rick Rieder

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	41.9%
Repurchase Agreements	19.7
Foreign Government Obligations	18.2
Corporate Debt Securities	9.2
U.S. Government Obligations	7.2
U.S. Government Agency Obligations	3.7
Other Investment Company	0.9
Preferred Stocks	0.4
Mortgage-Backed Securities	0.4
Asset-Backed Securities	0.4
Short-Term U.S. Government Obligation	0.0	*
Convertible Bonds	0.0	*
Loan Assignments	0.0	*
Warrants	0.0	*
Net Other Assets (Liabilities) ^	(2.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	18.59%	9.15%	6.21%	05/01/2011
Service Class	18.34%	8.86%	6.40%	05/01/2009
MSCI ACWI Index (A)	16.25%	12.26%	9.13%
Transamerica Morgan Stanley Global Allocation VP Blended Benchmark (A) (B) (C)	15.16%	9.86%	7.70%

(A) The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The Transamerica Morgan Stanley Global Allocation VP Blended Benchmark is composed of the following benchmarks: 60% MSCI ACWI Index and 40% Bloomberg Barclays Global Aggregate Index.

(C) The Bloomberg Barclays Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets, including Treasuries, government-related and corporate securities, as well as asset-, mortgage- and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,188.50	$4.68	$1,020.90	$4.32	0.85%
Service Class	1,000.00	1,186.50	5.99	1,019.70	5.53	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 41.9%
Argentina - 0.0% (A)
MercadoLibre, Inc. (B)	400	$670,088

Australia - 1.3%
AGL Energy, Ltd.	10,407	96,060
Alumina, Ltd.	42,111	59,706
AMP, Ltd.	54,870	65,939
Ampol, Ltd.	4,006	87,846
APA Group	18,415	137,016
Aristocrat Leisure, Ltd.	9,295	223,182
ASX, Ltd.	3,016	167,379
Aurizon Holdings, Ltd.	31,060	93,318
AusNet Services	31,152	42,220
Australia & New Zealand Banking Group, Ltd.	45,815	803,968
Bendigo & Adelaide Bank, Ltd. (C)	8,339	60,076
BHP Group PLC	33,944	896,271
BHP Group, Ltd.	47,322	1,546,225
BlueScope Steel, Ltd.	8,161	110,212
Boral, Ltd.	19,153	73,331
Brambles, Ltd.	24,963	204,754
Challenger, Ltd.	8,949	44,469
CIMIC Group, Ltd. (B)	1,620	30,472
Coca-Cola Amatil, Ltd.	8,095	80,659
Cochlear, Ltd.	1,021	148,980
Coles Group, Ltd.	21,015	293,609
Commonwealth Bank of Australia	28,007	1,780,181
Computershare, Ltd.	7,720	86,874
Crown Resorts, Ltd.	6,125	45,585
CSL, Ltd.	7,098	1,550,860
Dexus, REIT	17,775	128,921
Evolution Mining, Ltd.	95,093	365,952
Flight Centre Travel Group, Ltd. (B) (C)	2,471	30,322
Fortescue Metals Group, Ltd.	22,725	410,468
Gold Road Resources, Ltd. (B)	48,987	50,047
Goodman Group, REIT	25,897	378,549
GPT Group, REIT	31,809	110,642
Harvey Norman Holdings, Ltd. (C)	8,308	30,023
Incitec Pivot, Ltd. (B)	26,924	47,359
Insurance Australia Group, Ltd.	37,886	137,491
Lendlease Corp., Ltd.	9,017	91,169
Macquarie Group, Ltd.	5,482	585,145
Magellan Financial Group, Ltd.	2,039	84,452
Medibank Pvt, Ltd.	44,577	103,247
Mirvac Group, REIT	62,218	126,363
National Australia Bank, Ltd.	46,077	803,299
Newcrest Mining, Ltd.	49,904	995,972
Northern Star Resources, Ltd.	41,107	401,779
OceanaGold Corp. (B)	34,469	66,615
Oil Search, Ltd.	31,181	89,363
Orica, Ltd.	6,620	77,426
Origin Energy, Ltd.	28,242	103,687
Perseus Mining, Ltd. (B)	65,105	65,268
Qantas Airways, Ltd. (B)	12,066	45,244
QBE Insurance Group, Ltd.	23,962	156,194
Quintis Pty, Ltd. (D) (E) (F)	1,725,383	345,848
Ramelius Resources, Ltd.	44,834	58,363
Ramsay Health Care, Ltd.	2,850	136,945
REA Group, Ltd. (C)	839	96,105
Regis Resources, Ltd.	28,189	81,345
Resolute Mining, Ltd. (B)	60,186	36,933

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Santos, Ltd.	28,403	$ 137,547
Saracen Mineral Holdings, Ltd. (B)	61,570	225,913
Scentre Group, REIT	83,977	180,382
SEEK, Ltd.	5,571	122,143
Silver Lake Resources, Ltd. (B)	48,624	67,104
Sonic Healthcare, Ltd.	7,283	180,450
South32, Ltd.	82,155	157,012
St. Barbara, Ltd.	39,032	71,001
Stockland, REIT	38,109	123,038
Suncorp Group, Ltd.	20,094	151,217
Sydney Airport (B)	17,651	87,369
Tabcorp Holdings, Ltd.	32,755	98,617
Telstra Corp., Ltd.	65,084	149,472
TPG Telecom, Ltd. (B)	6,035	33,518
Transurban Group	42,807	451,092
Treasury Wine Estates, Ltd.	11,279	81,590
TUAS, Ltd. (B) (C)	3,352	1,938
Vicinity Centres, REIT (C)	51,327	63,464
Washington H Soul Pattinson & Co., Ltd. (C)	1,916	44,570
Wesfarmers, Ltd.	18,005	699,802
Westpac Banking Corp.	56,759	844,649
WiseTech Global, Ltd.	2,207	52,450
Woodside Petroleum, Ltd.	15,586	273,467
Woolworths Group, Ltd.	19,854	601,783
Worley, Ltd.	5,671	50,090

		19,919,406

Austria - 0.0% (A)
Andritz AG	1,369	62,756
Erste Group Bank AG (B)	5,804	176,806
OMV AG	2,842	113,518
Raiffeisen Bank International AG (B)	2,838	57,673
Verbund AG (C)	1,236	105,007
voestalpine AG	2,217	79,126

		594,886

Belgium - 0.2%
Ageas SA	3,357	178,280
Anheuser-Busch InBev SA	15,021	1,047,965
Etablissements Franz Colruyt NV	1,037	61,404
Galapagos NV (B)	878	86,899
Groupe Bruxelles Lambert SA (C) (E)	614	61,934
Groupe Bruxelles Lambert SA	1,516	152,804
KBC Group NV	4,781	334,580
Proximus SADP	2,855	56,396
Solvay SA	1,406	165,816
Telenet Group Holding NV	898	38,409
UCB SA	2,337	241,406
Umicore SA	3,906	187,742

		2,613,635

Bermuda - 0.0% (A)
Arch Capital Group, Ltd. (B)	4,000	144,280
Athene Holding, Ltd., Class A (B)	1,400	60,396
Everest Re Group, Ltd.	400	93,636
RenaissanceRe Holdings, Ltd.	400	66,328

		364,640

Canada - 2.2%
Agnico Eagle Mines, Ltd.	10,560	744,586
Agnico Eagle Mines, Ltd.	3,800	267,454

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Air Canada (B) (C)	2,200	$ 39,354
Alamos Gold, Inc., Class A	21,463	187,801
Algonquin Power & Utilities Corp. (C)	8,400	138,251
Alimentation Couche-Tard, Inc., Class B	14,100	480,523
AltaGas, Ltd. (C)	4,600	67,650
Atco, Ltd., Class I (C)	1,400	40,134
Aurora Cannabis, Inc. (B) (C)	1,650	13,740
B2Gold Corp.	57,390	321,384
Bank of Montreal (C)	10,300	783,120
Bank of Nova Scotia	19,500	1,053,971
Barrick Gold Corp.	69,055	1,573,073
Barrick Gold Corp.	28,270	644,065
BCE, Inc. (C)	2,500	106,902
Blackberry, Ltd. (B) (C)	8,200	54,370
Bombardier, Inc., Class B (B) (C)	39,500	14,895
Brookfield Asset Management, Inc., Class A	21,300	880,514
CAE, Inc.	4,500	124,688
Cameco Corp. (C)	5,800	77,689
Canadian Apartment Properties, REIT	1,500	58,909
Canadian Imperial Bank of Commerce	7,200	614,961
Canadian National Railway Co.	11,600	1,275,280
Canadian Natural Resources, Ltd.	18,700	449,393
Canadian Pacific Railway, Ltd. (C)	2,200	763,113
Canadian Tire Corp., Ltd., Class A (C)	1,100	144,601
Canadian Utilities, Ltd., Class A (C)	2,100	51,292
Canopy Growth Corp. (B) (C)	3,300	81,197
CCL Industries, Inc., Class B	2,400	108,961
Cenovus Energy, Inc. (C)	16,193	98,590
Centerra Gold, Inc.	16,495	191,010
CGI, Inc. (B) (C)	3,801	301,566
CI Financial Corp.	3,500	43,389
Constellation Software, Inc.	347	450,596
Cronos Group, Inc. (B) (C)	3,000	20,834
Dollarama, Inc. (C)	4,900	199,711
Dundee Precious Metals, Inc. (C)	9,917	71,286
Eldorado Gold Corp. (B)	9,581	127,140
Emera, Inc.	3,900	165,755
Empire Co., Ltd., Class A	2,900	79,261
Enbridge, Inc.	32,106	1,026,817
Equinox Gold Corp. (B)	13,238	136,881
Fairfax Financial Holdings, Ltd.	458	156,103
First Capital, REIT	1,800	19,161
First Majestic Silver Corp. (B) (C)	12,002	161,307
First Quantum Minerals, Ltd.	11,330	203,386
Fortis, Inc.	7,100	290,046
Fortuna Silver Mines, Inc. (B)	10,266	84,592
Franco-Nevada Corp.	7,393	926,565
Franco-Nevada Corp.	3,100	388,687
George Weston, Ltd.	1,443	107,786
Gildan Activewear, Inc.	3,400	95,063
Great-West Lifeco, Inc.	4,600	109,679
H&R, REIT	2,200	22,970
Husky Energy, Inc. (C)	5,600	27,716
Hydro One, Ltd. (G)	5,200	117,040
iA Financial Corp., Inc.	1,900	82,365
IAMGOLD Corp. (B)	26,196	96,139
IGM Financial, Inc., Class B (C)	1,500	40,667
Imperial Oil, Ltd. (C)	4,247	80,609

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Intact Financial Corp.	2,200	$ 260,495
Inter Pipeline, Ltd. (C)	6,600	61,546
K92 Mining, Inc. (B)	11,974	71,586
Keyera Corp. (C)	3,400	60,420
Kinross Gold Corp.	69,161	507,642
Kinross Gold Corp.	20,100	147,485
Kirkland Lake Gold, Ltd. (C)	19,295	797,327
Loblaw Cos., Ltd.	3,000	148,032
Lululemon Athletica, Inc. (B)	1,100	382,833
Lundin Mining Corp.	10,900	96,763
Magna International, Inc.	11,934	844,821
Manulife Financial Corp.	31,400	558,732
Methanex Corp. (C)	1,200	55,140
Metro, Inc.	4,100	182,952
National Bank of Canada (C)	5,300	298,289
New Gold, Inc. (B) (C)	37,026	81,087
Nutrien, Ltd. (C)	8,855	426,019
Onex Corp. (C)	1,500	86,095
Open Text Corp. (C)	4,400	199,934
Osisko Gold Royalties, Ltd. (C)	9,132	115,794
Pan American Silver Corp.	11,630	401,351
Parkland Corp. (C)	2,300	72,981
Pembina Pipeline Corp. (C)	8,700	205,727
Power Corp. of Canada (C)	8,700	199,781
PrairieSky Royalty, Ltd. (C)	3,200	25,366
Pretium Resources, Inc. (B)	10,336	118,657
Quebecor, Inc., Class B (C)	2,900	74,636
Restaurant Brands International, Inc. (C)	4,600	281,262
RioCan, REIT	2,600	34,213
Rogers Communications, Inc., Class B	5,800	270,020
Royal Bank of Canada	23,000	1,889,834
Sandstorm Gold, Ltd. (B) (C)	10,448	74,912
Saputo, Inc.	3,900	109,166
Shaw Communications, Inc., Class B (C)	7,600	133,384
Shopify, Inc., Class A (B)	1,800	2,032,505
Silvercorp Metals, Inc.	9,581	64,097
SmartCentres, REIT	1,400	25,385
SSR Mining, Inc. (B)	12,030	241,923
Sun Life Financial, Inc.	9,200	409,082
Suncor Energy, Inc.	24,700	414,286
TC Energy Corp. (C)	14,700	597,631
Teck Resources, Ltd., Class B	8,000	145,180
TELUS Corp.	6,900	136,656
Teranga Gold Corp. (B)	9,172	98,428
Thomson Reuters Corp.	3,328	272,379
Topicus.com, Inc. (B) (E) (H)	645	2,439
Torex Gold Resources, Inc. (B) (C)	4,649	69,722
Toronto-Dominion Bank	29,200	1,649,826
Wesdome Gold Mines, Ltd. (B)	7,742	64,593
West Fraser Timber Co., Ltd. (C)	1,000	64,247
Wheaton Precious Metals Corp.	17,118	714,505
Wheaton Precious Metals Corp.	7,297	304,744
WSP Global, Inc. (C)	1,800	170,526
Yamana Gold, Inc.	52,426	299,352

		34,136,376

Chile - 0.0% (A)
Antofagasta PLC	6,357	124,719

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
China - 0.1%
BAIC Motor Corp., Ltd., H Shares (G)	38,477	$ 14,278
BYD Co., Ltd., H Shares (C)	15,263	401,848
Dongfeng Motor Group Co., Ltd., H Shares	53,966	63,061
Fuyao Glass Industry Group Co., Ltd., H Shares (C) (G)	12,467	68,622
Great Wall Motor Co., Ltd., H Shares	76,956	264,774
Guangzhou Automobile Group Co., Ltd., H Shares	68,137	75,991
NIO, Inc., ADR (B)	19,280	939,707

		1,828,281

Denmark - 0.4%
AP Moller - Maersk A/S, Class A	65	134,276
AP Moller - Maersk A/S, Class B	113	251,453
Carlsberg A/S, Class B	1,757	281,669
Chr Hansen Holding A/S (B)	1,729	178,643
Coloplast A/S, Class B	1,920	293,623
Danske Bank A/S (B)	10,670	176,347
Demant A/S (B)	1,856	73,360
DSV Panalpina A/S	3,438	577,796
Genmab A/S (B)	1,062	430,635
H. Lundbeck A/S	1,149	39,335
ISS A/S (B)	2,712	46,651
Novo Nordisk A/S, Class B	28,397	1,980,950
Novozymes A/S, B Shares	3,476	197,993
Orsted AS (G)	3,077	629,570
Pandora A/S	1,731	193,730
Tryg A/S	1,963	61,739
Vestas Wind Systems A/S	3,115	735,854

		6,283,624

Finland - 0.2%
Elisa OYJ	2,616	143,407
Fortum OYJ	8,380	202,462
Kone OYJ, Class B	6,279	511,614
Metso Outotec OYJ	8,858	89,003
Neles OYJ	2,060	27,320
Neste OYJ	8,168	593,027
Nokia OYJ (B)	106,364	410,812
Nokian Renkaat OYJ	2,446	86,150
Nordea Bank Abp (B)	55,825	457,508
Orion OYJ, Class B (C)	1,897	87,139
Sampo OYJ, A Shares	8,382	358,360
Stora Enso OYJ, R Shares	11,220	214,837
UPM-Kymmene OYJ	9,867	367,957
Wartsila OYJ Abp	8,616	86,232

		3,635,828

France - 2.3%
Accor SA (B)	51,129	1,855,000
Aeroports de Paris	577	74,650
Air Liquide SA	8,804	1,443,388
Airbus SE (B)	11,464	1,258,107
Alstom SA (B)	3,530	201,066
Amundi SA (B) (G)	1,142	93,075
Arkema SA	1,310	149,893
Atos SE (B)	1,858	169,664
AXA SA	36,567	876,962
BioMerieux	760	106,966
BNP Paribas SA (B)	21,436	1,131,653

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Bollore SA	16,091	$ 66,619
Bouygues SA	4,252	174,876
Bureau Veritas SA (B)	5,480	146,287
Capgemini SE	3,021	469,923
Carrefour SA	11,146	190,869
Casino Guichard Perrachon SA (B) (C)	1,011	31,079
Cie de Saint-Gobain (B)	9,438	434,076
Cie Generale des Etablissements Michelin SCA	7,356	947,135
CNP Assurances (B)	3,298	53,583
Covivio, REIT	896	82,219
Credit Agricole SA (B)	22,126	279,715
Danone SA	11,614	764,273
Dassault Aviation SA (B)	48	52,268
Dassault Systemes SE	2,458	498,530
Edenred	4,726	268,395
Eiffage SA (B)	1,451	140,256
Electricite de France SA	11,624	183,942
Engie SA (B)	34,549	529,637
EssilorLuxottica SA	5,479	853,817
Eurazeo SE (B)	743	50,487
Eutelsat Communications SA	3,313	37,478
Faurecia SE (B)	3,292	168,671
Gecina SA, REIT	865	134,508
Getlink SE (B)	8,269	143,064
Hermes International	591	635,489
ICADE, REIT	549	42,210
Iliad SA	268	55,011
Ipsen SA	708	58,543
JCDecaux SA (B) (C)	1,613	36,794
Kering SA	1,412	1,024,736
Klepierre SA, REIT	3,802	85,750
L’Oreal SA	4,881	1,862,355
Legrand SA	5,042	451,040
LVMH Moet Hennessy Louis Vuitton SE	5,348	3,347,853
Natixis SA (B)	18,184	62,308
Orange SA	37,443	445,760
Pernod Ricard SA	3,933	755,319
Peugeot SA (B) (C)	25,210	690,392
Publicis Groupe SA	4,089	203,229
Remy Cointreau SA	416	77,649
Renault SA (B)	3,668	160,555
Safran SA (B)	6,360	901,427
Sanofi	20,827	2,018,616
Sartorius Stedim Biotech	520	184,987
Schneider Electric SE	10,451	1,510,456
SCOR SE (B)	2,988	96,920
SEB SA	444	80,734
Societe Generale SA (B)	15,638	325,092
Sodexo SA	1,715	145,044
Suez SA	6,569	130,193
Teleperformance	1,082	359,204
Thales SA	2,024	185,181
TOTAL SE	47,365	2,044,378
Ubisoft Entertainment SA (B)	1,683	162,188
Unibail-Rodamco-Westfield, REIT (C)	2,727	212,392
Valeo SA	10,159	400,714
Veolia Environnement SA	10,163	250,592
Vinci SA	9,962	992,308

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Vivendi SA	15,289	$ 493,138
Wendel SE	520	62,057
Worldline SA (B) (G)	2,604	252,974

		34,865,719

Germany - 1.8%
adidas AG (B)	3,547	1,290,415
Allianz SE	7,834	1,924,601
BASF SE	17,322	1,369,177
Bayer AG	18,492	1,089,385
Bayerische Motoren Werke AG	14,581	1,286,869
Beiersdorf AG	1,915	220,148
Brenntag AG	2,910	226,286
Carl Zeiss Meditec AG	766	101,585
Commerzbank AG (B)	19,175	123,918
Continental AG	4,779	711,283
Covestro AG (G)	3,278	201,969
Daimler AG	38,893	2,756,708
Delivery Hero SE (B) (G)	2,107	329,511
Deutsche Bank AG (B)	37,700	414,662
Deutsche Boerse AG	3,513	598,167
Deutsche Lufthansa AG (B)	4,572	60,496
Deutsche Post AG	18,914	936,919
Deutsche Telekom AG	62,795	1,146,171
Deutsche Wohnen SE	6,644	354,489
E.ON SE	41,857	463,492
Evonik Industries AG	4,051	132,405
Fraport AG Frankfurt Airport Services Worldwide (B)	820	49,473
Fresenius Medical Care AG & Co. KGaA	4,004	333,883
Fresenius SE & Co. KGaA	7,947	367,484
GEA Group AG	2,997	107,194
Hannover Rueck SE	1,142	181,985
HeidelbergCement AG	2,872	213,836
Henkel AG & Co. KGaA	1,957	188,578
HOCHTIEF AG	483	47,002
Infineon Technologies AG	24,479	934,819
KION Group AG	1,281	111,091
Knorr-Bremse AG	940	128,248
LANXESS AG	1,575	119,780
Merck KGaA	2,458	421,582
METRO AG	3,306	37,135
MTU Aero Engines AG	1,054	274,745
Muenchener Rueckversicherungs-Gesellschaft AG	2,717	807,292
Puma SE (B)	1,625	182,856
RWE AG	10,886	460,557
SAP SE	18,471	2,392,339
Siemens AG	14,666	2,112,584
Siemens Healthineers AG (G)	2,792	143,680
Symrise AG	2,361	313,879
Telefonica Deutschland Holding AG	16,225	44,688
thyssenkrupp AG (B)	8,568	84,901
TUI AG	7,035	44,189
Uniper SE	3,789	131,288
United Internet AG	1,914	80,570
Volkswagen AG	1,354	282,314
Vonovia SE	9,606	701,565
Wirecard AG (B) (C)	2,257	858

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Zalando SE (B) (G)	2,576	$ 286,532

		27,325,583

Hong Kong - 0.6%
AIA Group, Ltd.	375,600	4,577,106
Brilliance China Automotive Holdings, Ltd.	69,418	63,369
CK Infrastructure Holdings, Ltd.	27,000	145,001
CLP Holdings, Ltd.	18,500	171,063
Geely Automobile Holdings, Ltd.	145,733	499,005
Hang Lung Properties, Ltd.	125,000	329,407
HKT Trust & HKT, Ltd.	113,000	146,553
Hysan Development Co., Ltd.	31,000	113,547
Jardine Matheson Holdings, Ltd.	9,700	542,600
Power Assets Holdings, Ltd.	500	2,708
Sun Hung Kai Properties, Ltd.	157,000	2,007,869
WH Group, Ltd. (G)	141,000	118,236

		8,716,464

Ireland - 0.5%
Accenture PLC, Class A	6,300	1,645,623
AerCap Holdings NV (B)	2,200	100,276
AIB Group PLC (B) (C)	15,854	32,558
Allegion PLC	1,000	116,380
Aptiv PLC	9,450	1,231,241
Bank of Ireland Group PLC (B)	19,258	77,744
CRH PLC (B)	14,867	632,242
DCC PLC	1,589	112,441
Experian PLC	14,343	544,871
Flutter Entertainment PLC (B)	886	183,278
Flutter Entertainment PLC (B)	1,434	291,583
James Hardie Industries PLC, CDI (B)	7,052	209,000
Jazz Pharmaceuticals PLC (B)	600	99,030
Kerry Group PLC, Class A	2,977	432,390
Kingspan Group PLC (B)	2,860	200,551
Medtronic PLC	13,294	1,557,259
Perrigo Co. PLC	1,300	58,136
Smurfit Kappa Group PLC	4,217	195,971
Trane Technologies PLC	2,400	348,384

		8,068,958

Isle of Man - 0.0% (A)
Entain PLC (B)	9,253	143,521

Italy - 0.4%
Assicurazioni Generali SpA	20,599	360,655
Atlantia SpA (B)	9,556	172,562
Davide Campari-Milano NV	10,677	122,383
Enel SpA	151,570	1,542,183
Eni SpA	48,607	507,443
Ferrari NV	5,325	1,235,088
FinecoBank Banca Fineco SpA (B)	11,479	189,312
Intesa Sanpaolo SpA (B)	278,642	658,631
Leonardo SpA	7,604	54,963
Mediobanca Banca di Credito Finanziario SpA	11,529	106,722
Moncler SpA (B)	3,488	214,444
Pirelli & C SpA (B) (C) (G)	15,782	85,556
Poste Italiane SpA (G)	9,835	100,600
Prysmian SpA	4,466	158,957
Recordati Industria Chimica e Farmaceutica SpA	1,934	107,547
Snam SpA	37,783	213,383

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Telecom Italia SpA	284,623	$ 138,510
Terna Rete Elettrica Nazionale SpA	26,583	204,269
UniCredit SpA (B)	38,055	356,552

		6,529,760

Japan - 0.6%
Aisin Seiki Co., Ltd.	4,289	128,624
Bridgestone Corp. (C)	13,736	450,484
Denso Corp.	10,876	647,348
Honda Motor Co., Ltd.	40,923	1,154,695
Isuzu Motors, Ltd.	14,765	140,557
JTEKT Corp.	4,706	36,545
Koito Manufacturing Co., Ltd.	2,633	179,191
Mazda Motor Corp.	13,929	93,239
Mitsubishi Motors Corp. (B)	13,865	29,171
NGK Spark Plug Co., Ltd.	3,826	65,336
Nissan Motor Co., Ltd. (B)	60,266	326,666
Stanley Electric Co., Ltd.	2,989	96,423
Subaru Corp.	15,454	309,218
Sumitomo Electric Industries, Ltd.	18,670	247,392
Sumitomo Rubber Industries, Ltd.	3,953	34,013
Toyoda Gosei Co., Ltd.	1,880	54,547
Toyota Industries Corp.	3,826	303,980
Toyota Motor Corp.	53,006	4,090,477
Yamaha Motor Co., Ltd.	7,006	143,000
Yokohama Rubber Co., Ltd. (C)	2,570	38,285

		8,569,191

Jersey, Channel Islands - 0.0% (A)
Centamin PLC	64,609	109,365

Luxembourg - 0.1%
ArcelorMittal SA (B)	13,043	298,293
Aroundtown SA	22,935	171,002
Eurofins Scientific SE (B)	2,120	177,744
Millicom International Cellular SA, SDR (B)	1,762	69,310
SES SA	7,225	67,808
Tenaris SA	9,155	74,190

		858,347

Martinique - 0.0% (A)
Endeavour Mining Corp. (B)	9,020	209,893

Netherlands - 0.9%
ABN AMRO Bank NV, CVA (B) (G)	8,180	80,155
Adyen NV (B) (G)	199	462,385
Akzo Nobel NV	3,778	405,510
Altice Europe NV, Class A (B)	11,684	75,674
ASML Holding NV	8,221	3,980,419
EXOR NV	2,101	170,658
Heineken Holding NV	2,199	206,988
Heineken NV	4,937	550,174
ING Groep NV (B)	74,766	695,162
Just Eat Takeaway.com NV (B) (C) (G)	2,173	245,012
Koninklijke Ahold Delhaize NV	20,090	566,766
Koninklijke DSM NV	3,340	574,384
Koninklijke KPN NV	65,659	199,557
Koninklijke Philips NV (B)	17,118	922,104
Koninklijke Vopak NV	1,323	69,482
NN Group NV	5,861	253,372
NXP Semiconductors NV	5,100	810,951
Prosus NV (B)	9,241	997,831

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
QIAGEN NV (B)	4,143	$ 214,852
Randstad NV (B)	2,254	145,907
Royal Dutch Shell PLC, A Shares	65,204	1,143,443
Royal Dutch Shell PLC, B Shares	58,802	996,618
Wolters Kluwer NV	5,031	424,451

		14,191,855

Norway - 0.1%
Aker BP ASA	1,863	47,011
DnB ASA (B)	16,158	316,626
Equinor ASA	17,551	296,199
Gjensidige Forsikring ASA	3,298	73,609
Mowi ASA	7,241	161,301
Norsk Hydro ASA	23,956	111,493
Orkla ASA	12,297	124,844
Schibsted ASA, B Shares (B)	1,678	62,288
Telenor ASA	12,182	206,786
Yara International ASA	3,008	124,789

		1,524,946

Peru - 0.0% (A)
Cia de Minas Buenaventura SAA, ADR	13,969	170,282

Portugal - 0.0% (A)
EDP - Energias de Portugal SA	47,645	299,044
Galp Energia SGPS SA	9,631	102,054
Jeronimo Martins SGPS SA	4,721	79,359

		480,457

Republic of South Africa - 0.1%
AngloGold Ashanti, Ltd., ADR	23,117	522,906
DRDGOLD, Ltd., ADR (C)	4,857	56,973
Gold Fields, Ltd., ADR	48,191	446,731
Harmony Gold Mining Co., Ltd., ADR (B)	33,389	156,260

		1,182,870

Russian Federation - 0.0% (A)
Evraz PLC	8,652	55,294

Singapore - 0.2%
CapitaLand, Ltd.	677,900	1,682,052
ComfortDelGro Corp., Ltd.	102,100	129,370
DBS Group Holdings, Ltd.	14,000	265,310
Singapore Telecommunications, Ltd.	72,800	127,119
United Overseas Bank, Ltd.	24,800	422,702
Wilmar International, Ltd.	3,900	13,731

		2,640,284

Spain - 0.5%
ACS Actividades de Construccion y Servicios SA (C)	4,780	158,807
Aena SME SA (B) (G)	1,292	224,613
Amadeus IT Group SA	8,297	612,462
Banco Bilbao Vizcaya Argentaria SA	128,351	636,185
Banco de Sabadell SA	109,101	47,215
Banco Santander SA (B)	312,379	974,104
Bankia SA	22,863	40,699
Bankinter SA	12,904	69,994
CaixaBank SA	67,027	172,278
Cellnex Telecom SA (G)	4,511	270,899
Enagas SA	4,704	103,487
Endesa SA	5,893	161,638
Ferrovial SA	9,250	255,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Grifols SA (C)	5,647	$ 164,872
Iberdrola SA	113,924	1,637,121
Industria de Diseno Textil SA	20,997	666,441
Mapfre SA	19,950	38,988
Melia Hotels International SA (B) (C)	45,431	316,412
Naturgy Energy Group SA	5,593	130,060
Red Electrica Corp. SA	8,011	164,474
Repsol SA	27,650	278,549
Siemens Gamesa Renewable Energy SA	4,445	180,495
Telefonica SA	82,023	326,257

		7,631,817

Sweden - 0.5%
Alfa Laval AB (B)	5,306	146,533
Assa Abloy AB, B Shares	16,455	406,636
Atlas Copco AB, A Shares	11,460	589,003
Atlas Copco AB, B Shares	6,650	298,502
Autoliv, Inc.	2,845	262,024
Boliden AB	4,772	169,298
Electrolux AB, Series B	3,932	91,486
Epiroc AB, Class A	11,204	203,630
Epiroc AB, Class B	6,667	112,550
Essity AB, Class B	10,141	326,734
Hennes & Mauritz AB, B Shares (B)	13,996	293,805
Hexagon AB, B Shares	4,522	414,586
Husqvarna AB, B Shares	7,180	93,181
ICA Gruppen AB	1,505	75,281
Industrivarden AB, C Shares (B)	2,870	92,765
Investor AB, B Shares	7,819	569,093
Kinnevik AB, Class B (B)	4,280	215,013
L E Lundbergforetagen AB, B Shares (B)	1,288	69,100
Lundin Energy AB	3,215	87,135
Sandvik AB (B)	19,594	483,258
Securitas AB, B Shares	5,379	86,783
Skandinaviska Enskilda Banken AB, Class A (B)	28,641	294,930
Skanska AB, B Shares	5,851	149,107
SKF AB, B Shares	6,573	171,025
Svenska Handelsbanken AB, A Shares (B)	27,145	273,622
Swedbank AB, A Shares (B)	15,436	270,753
Swedish Match AB	2,734	212,762
Tele2 AB, B Shares	8,233	108,906
Telefonaktiebolaget LM Ericsson, B Shares	52,575	625,403
Telia Co. AB	45,922	189,651
Volvo AB, B Shares (B)	25,476	603,095

		7,985,650

Switzerland - 1.7%
ABB, Ltd.	29,968	840,578
Adecco Group AG	2,481	165,243
Alcon, Inc. (B)	6,806	451,892
Baloise Holding AG	778	138,229
Barry Callebaut AG	47	112,007
Chocoladefabriken Lindt & Spruengli AG	18	356,838
Chubb, Ltd.	4,567	702,953
Cie Financiere Richemont SA	8,439	762,396
Clariant AG	3,210	68,103
Coca-Cola HBC AG (B)	3,250	105,245
Credit Suisse Group AG	41,904	541,017
Dufry AG (B)	791	49,829

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
EMS-Chemie Holding AG (C)	129	$ 124,093
Garmin, Ltd.	1,300	155,558
Geberit AG	611	382,468
Givaudan SA	142	600,777
Glencore PLC (B)	172,647	548,291
Julius Baer Group, Ltd.	3,627	208,957
Kuehne & Nagel International AG	871	197,646
LafargeHolcim, Ltd. (B)	7,962	437,016
Lonza Group AG	1,116	718,890
Nestle SA	46,226	5,464,434
Novartis AG	33,559	3,159,844
Partners Group Holding AG	300	352,512
Roche Holding AG	10,555	3,676,290
Schindler Holding AG	959	259,304
SGS SA	98	295,408
Siemens Energy AG (B)	7,333	268,751
Sika AG	2,022	551,184
Sonova Holding AG (B)	855	222,380
STMicroelectronics NV	13,147	486,383
Straumann Holding AG	166	194,456
Swatch Group AG	1,331	173,422
Swiss Life Holding AG (B)	542	252,827
Swiss Prime Site AG	1,214	119,010
Swiss Re AG	4,821	454,202
Swisscom AG	400	215,415
TE Connectivity, Ltd.	3,300	399,531
Temenos AG	1,090	151,869
UBS Group AG	62,311	877,328
Vifor Pharma AG	724	113,793
Zurich Insurance Group AG	2,411	1,016,046

		26,372,415

United Kingdom - 2.5%
3i Group PLC	15,440	244,213
Admiral Group PLC	3,019	119,377
Amcor PLC	15,900	187,143
Anglo American PLC	16,728	552,396
Ashtead Group PLC	7,382	347,700
Associated British Foods PLC (B)	5,844	180,432
AstraZeneca PLC	20,422	2,036,344
Auto Trader Group PLC (G)	15,668	127,533
AVEVA Group PLC	1,050	45,842
Aviva PLC	64,229	285,693
BAE Systems PLC	51,878	345,963
Barclays PLC (B)	283,494	568,715
Barratt Developments PLC	16,018	146,438
Berkeley Group Holdings PLC	1,903	123,100
BP PLC	321,953	1,110,977
British American Tobacco PLC	36,220	1,345,097
British Land Co. PLC, REIT	14,444	96,739
BT Group PLC (B)	132,129	238,157
Bunzl PLC	5,480	182,966
Burberry Group PLC (B)	6,780	165,568
Capri Holdings, Ltd. (B)	1,500	63,000
Centrica PLC	97,367	61,781
CNH Industrial NV (B)	19,790	248,768
Coca-Cola European Partners PLC	4,200	209,286
Compass Group PLC	25,678	478,930
Croda International PLC	2,019	181,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Diageo PLC	37,687	$ 1,491,228
Direct Line Insurance Group PLC	21,917	95,859
easyJet PLC	2,872	32,595
Ferguson PLC	3,637	441,897
Fiat Chrysler Automobiles NV (B)	49,058	886,285
G4S PLC (B)	29,288	101,733
GlaxoSmithKline PLC	77,612	1,420,141
Halma PLC	6,045	202,449
Hargreaves Lansdown PLC	5,236	109,024
HSBC Holdings PLC	326,602	1,686,977
IHS Markit, Ltd.	3,800	341,354
Imperial Brands PLC	15,160	317,975
Informa PLC (B)	21,320	159,417
InterContinental Hotels Group PLC (B)	31,513	2,042,517
Intertek Group PLC	2,569	198,430
ITV PLC (B)	60,949	88,814
J Sainsbury PLC	28,059	86,245
JD Sports Fashion PLC (B)	7,044	82,755
Johnson Matthey PLC	3,135	103,865
Kingfisher PLC (B)	33,918	125,332
Land Securities Group PLC, REIT	11,204	103,480
Legal & General Group PLC	94,378	343,953
Liberty Global PLC, Class A (B)	1,700	41,174
Liberty Global PLC, Class C (B)	4,068	96,208
Linde PLC	5,300	1,396,603
Lloyds Banking Group PLC (B)	1,151,547	574,113
London Stock Exchange Group PLC	5,039	621,997
M&G PLC	41,844	112,944
Marks & Spencer Group PLC (B)	32,554	60,384
Meggitt PLC	12,489	79,419
Melrose Industries PLC (B)	83,822	204,223
Micro Focus International PLC (B)	5,608	32,267
Mondi PLC	7,742	181,409
National Grid PLC	55,353	654,130
Natwest Group PLC (B)	78,528	179,514
Next PLC (B)	2,158	208,088
NMC Health PLC (B) (E) (F) (I) (J)	77,617	0
Ocado Group PLC (B)	6,934	216,827
Pearson PLC (C)	12,766	117,170
Pentair PLC	1,500	79,635
Persimmon PLC	5,105	192,677
Prudential PLC	41,943	771,246
Reckitt Benckiser Group PLC (B)	11,233	1,002,593
RELX PLC	30,719	751,615
Rentokil Initial PLC	28,278	197,159
Rio Tinto PLC	18,217	1,371,250
Rio Tinto, Ltd.	6,076	534,333
Rolls-Royce Holdings PLC (B)	30,344	45,923
RSA Insurance Group PLC	17,930	166,191
Sage Group PLC	17,751	140,947
Schroders PLC	1,979	90,234
Segro PLC, REIT	17,756	230,397
Severn Trent PLC	3,819	119,222
Smith & Nephew PLC	13,710	284,791
Smiths Group PLC	6,330	130,202
Spirax-Sarco Engineering PLC	1,162	179,371
SSE PLC	16,840	344,937
St. James’s Place PLC	8,377	129,626

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Standard Chartered PLC (B)	45,222	$ 287,157
Standard Life Aberdeen PLC	38,396	147,172
Taylor Wimpey PLC	51,399	116,262
TechnipFMC PLC	4,400	41,360
Tesco PLC	156,634	494,300
Unilever PLC	17,850	1,070,530
Unilever PLC	26,273	1,590,859
United Utilities Group PLC	11,013	134,700
Vodafone Group PLC	427,323	701,873
Weir Group PLC	4,357	118,465
Whitbread PLC (B)	29,873	1,265,319
Willis Towers Watson PLC	1,324	278,940
WM Morrison Supermarkets PLC	38,695	93,630
WPP PLC	20,148	218,323

		38,253,761

United States - 24.7%
3M Co.	5,700	996,303
A.O. Smith Corp.	1,300	71,266
Abbott Laboratories	17,548	1,921,331
AbbVie, Inc.	17,589	1,884,661
ABIOMED, Inc. (B)	400	129,680
Activision Blizzard, Inc.	7,400	687,090
Acuity Brands, Inc.	400	48,436
Adobe, Inc. (B)	4,760	2,380,571
Advance Auto Parts, Inc.	700	110,257
Advanced Micro Devices, Inc. (B)	10,200	935,442
AES Corp.	6,700	157,450
Aflac, Inc.	7,400	329,078
Agilent Technologies, Inc.	3,051	361,513
AGNC Investment Corp., REIT	5,300	82,680
Air Products & Chemicals, Inc.	2,224	607,641
Akamai Technologies, Inc. (B)	1,700	178,483
Alaska Air Group, Inc.	7,020	365,040
Albemarle Corp.	1,100	162,272
Alexandria Real Estate Equities, Inc., REIT	1,200	213,864
Alexion Pharmaceuticals, Inc. (B)	2,231	348,571
Align Technology, Inc. (B)	800	427,504
Alleghany Corp.	100	60,369
Allegiant Travel Co.	902	170,695
Alliance Data Systems Corp.	400	29,640
Alliant Energy Corp.	2,400	123,672
Allstate Corp.	3,200	351,776
Ally Financial, Inc.	3,900	139,074
Alnylam Pharmaceuticals, Inc. (B)	1,100	142,967
Alphabet, Inc., Class A (B)	2,900	5,082,656
Alphabet, Inc., Class C (B)	3,039	5,323,963
Altice USA, Inc., Class A (B)	1,400	53,018
Altria Group, Inc.	18,400	754,400
Amazon.com, Inc. (B)	4,158	13,542,315
AMERCO	100	45,396
Ameren Corp.	2,400	187,344
American Airlines Group, Inc. (C)	35,980	567,405
American Electric Power Co., Inc.	4,900	408,023
American Express Co.	7,000	846,370
American Financial Group, Inc.	800	70,096
American International Group, Inc.	8,580	324,839
American Tower Corp., REIT	4,362	979,095
American Water Works Co., Inc.	1,800	276,246

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Ameriprise Financial, Inc.	1,316	$ 255,738
AmerisourceBergen Corp.	1,500	146,640
AMETEK, Inc.	2,300	278,162
Amgen, Inc.	5,910	1,358,827
Amphenol Corp., Class A	2,900	379,233
Analog Devices, Inc.	3,600	531,828
Annaly Capital Management, Inc., REIT	14,400	121,680
ANSYS, Inc. (B)	900	327,420
Anthem, Inc.	2,450	786,671
Aon PLC, Class A	2,341	494,583
Apache Corp.	3,600	51,084
Apple, Inc.	174,868	23,203,235
Applied Materials, Inc.	9,199	793,874
Aramark	2,400	92,352
Archer-Daniels-Midland Co.	5,600	282,296
Arista Networks, Inc. (B)	600	174,342
Arrow Electronics, Inc. (B)	900	87,570
Arthur J. Gallagher & Co.	1,900	235,049
Assurant, Inc.	700	95,354
AT&T, Inc.	73,035	2,100,487
Atmos Energy Corp.	1,200	114,516
Autodesk, Inc. (B)	2,193	669,611
Automatic Data Processing, Inc.	4,200	740,040
AutoZone, Inc. (B)	219	259,611
AvalonBay Communities, Inc., REIT	1,377	220,912
Avery Dennison Corp.	900	139,599
Axalta Coating Systems, Ltd. (B)	2,200	62,810
Baker Hughes Co.	6,500	135,525
Ball Corp.	3,000	279,540
Bank of America Corp.	216,658	6,566,904
Bank of New York Mellon Corp.	8,347	354,247
Bausch Health Cos., Inc. (B) (C)	5,200	107,889
Baxter International, Inc.	4,870	390,769
Becton Dickinson & Co.	2,668	667,587
Berkshire Hathaway, Inc., Class B (B)	13,305	3,085,030
Best Buy Co., Inc.	2,300	229,517
Bio-Rad Laboratories, Inc., Class A (B)	200	116,588
Biogen, Inc. (B)	1,800	440,748
BioMarin Pharmaceutical, Inc. (B)	1,854	162,577
Black Knight, Inc. (B)	1,500	132,525
BlackRock, Inc.	1,200	865,848
Blackstone Group, Inc., Class A	6,500	421,265
Boeing Co.	5,500	1,177,330
Booking Holdings, Inc. (B)	342	761,726
Booz Allen Hamilton Holding Corp.	1,400	122,052
BorgWarner, Inc.	6,969	269,282
Boston Properties, Inc., REIT	1,700	160,701
Boston Scientific Corp. (B)	13,809	496,434
Bristol-Myers Squibb Co.	23,181	1,437,917
Broadcom, Inc.	4,000	1,751,400
Broadridge Financial Solutions, Inc.	1,100	168,520
Brown & Brown, Inc.	2,400	113,784
Brown-Forman Corp., Class B	3,000	238,290
Bunge, Ltd.	1,400	91,812
Burlington Stores, Inc. (B)	700	183,085
Cabot Oil & Gas Corp.	4,100	66,748
Cadence Design Systems, Inc. (B)	2,743	374,228
Camden Property Trust, REIT	1,000	99,920

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Campbell Soup Co.	1,700	$ 82,195
Capital One Financial Corp.	4,524	447,197
Cardinal Health, Inc.	2,900	155,324
CarMax, Inc. (B)	1,700	160,582
Carnival Corp.	4,500	97,470
Carnival PLC	2,822	53,675
Carrier Global Corp.	8,200	309,304
Caterpillar, Inc.	5,600	1,019,312
Cboe Global Markets, Inc.	1,100	102,432
CBRE Group, Inc., Class A (B)	3,100	194,432
CDK Global, Inc.	1,200	62,196
CDW Corp.	1,400	184,506
Celanese Corp.	1,200	155,928
Centene Corp. (B)	5,700	342,171
CenterPoint Energy, Inc.	5,100	110,364
CenturyLink, Inc.	9,800	95,550
Cerner Corp.	3,066	240,620
CF Industries Holdings, Inc.	2,200	85,162
CH Robinson Worldwide, Inc.	1,397	131,136
Charles Schwab Corp.	14,588	773,748
Charter Communications, Inc., Class A (B)	1,415	936,093
Cheniere Energy, Inc. (B)	2,300	138,069
Chevron Corp.	19,161	1,618,146
Chipotle Mexican Grill, Inc. (B)	200	277,342
Choice Hotels International, Inc.	8,308	886,713
Church & Dwight Co., Inc.	2,400	209,352
Cigna Corp.	3,800	791,084
Cincinnati Financial Corp.	1,700	148,529
Cintas Corp.	931	329,071
Cisco Systems, Inc.	41,848	1,872,698
CIT Group, Inc.	1,199	43,044
Citigroup, Inc.	54,949	3,388,155
Citizens Financial Group, Inc.	10,838	387,567
Citrix Systems, Inc.	1,300	169,130
Clorox Co.	1,200	242,304
CME Group, Inc.	3,453	628,619
CMS Energy Corp.	2,800	170,828
Coca-Cola Co.	40,612	2,227,162
Coeur Mining, Inc. (B)	13,693	141,723
Cognex Corp.	1,800	144,513
Cognizant Technology Solutions Corp., Class A	5,500	450,725
Colgate-Palmolive Co.	7,902	675,700
Comcast Corp., Class A	45,677	2,393,475
Comerica, Inc.	3,599	201,040
Conagra Brands, Inc.	4,900	177,674
Concho Resources, Inc.	2,100	122,535
ConocoPhillips	10,700	427,893
Consolidated Edison, Inc.	3,300	238,491
Constellation Brands, Inc., Class A	1,700	372,385
Continental Resources, Inc.	1,000	16,300
Cooper Cos., Inc.	400	145,328
Copart, Inc. (B)	2,100	267,225
Corning, Inc.	7,700	277,200
Corteva, Inc.	7,443	288,193
CoStar Group, Inc. (B)	300	277,284
Costco Wholesale Corp.	4,321	1,628,066
Coty, Inc., Class A	3,000	21,060
Crown Castle International Corp., REIT	4,164	662,867

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Crown Holdings, Inc. (B)	1,300	$ 130,260
CSX Corp.	7,400	671,550
Cummins, Inc.	1,479	335,881
CVS Health Corp.	12,781	872,942
D.R. Horton, Inc.	17,049	1,175,017
Danaher Corp.	6,200	1,377,268
Darden Restaurants, Inc.	1,300	154,856
DaVita, Inc. (B)	900	105,660
Deere & Co.	3,100	834,055
Dell Technologies, Inc., Class C (B)	1,719	125,986
Delta Air Lines, Inc.	33,139	1,332,519
DENTSPLY SIRONA, Inc.	2,300	120,428
Devon Energy Corp.	3,900	61,659
DexCom, Inc. (B)	945	349,385
Diamondback Energy, Inc.	1,500	72,600
Digital Realty Trust, Inc., REIT	2,700	376,677
Discover Financial Services	3,071	278,018
Discovery, Inc., Class A (B) (C)	1,700	51,153
Discovery, Inc., Class C (B)	3,500	91,665
DISH Network Corp., Class A (B)	2,700	87,318
DocuSign, Inc. (B)	1,100	244,530
Dollar General Corp.	2,500	525,750
Dollar Tree, Inc. (B)	2,329	251,625
Dominion Energy, Inc.	8,100	609,120
Domino’s Pizza, Inc.	400	153,384
Dover Corp.	1,400	176,750
Dow, Inc.	7,600	421,800
Dropbox, Inc., Class A (B)	2,400	53,256
DTE Energy Co.	2,000	242,820
Duke Energy Corp.	7,200	659,232
Duke Realty Corp., REIT	3,600	143,892
DuPont de Nemours, Inc.	7,347	522,445
DXC Technology Co.	2,700	69,525
Eagle Materials, Inc.	1,723	174,626
East West Bancorp, Inc.	3,443	174,595
Eastman Chemical Co.	1,300	130,364
Eaton Corp. PLC	4,222	507,231
Eaton Vance Corp.	1,000	67,930
eBay, Inc.	7,447	374,212
Ecolab, Inc.	2,500	540,900
Edison International	3,500	219,870
Edwards Lifesciences Corp. (B)	6,245	569,731
Elanco Animal Health, Inc. (B)	3,900	119,613
Electronic Arts, Inc.	2,758	396,049
Eli Lilly & Co.	8,537	1,441,387
Emerson Electric Co.	6,005	482,622
Empire State Realty Trust, Inc., Class A, REIT (C)	75,240	701,237
Entergy Corp.	2,000	199,680
EOG Resources, Inc.	5,600	279,272
EPAM Systems, Inc. (B)	600	215,010
Equifax, Inc.	1,200	231,408
Equinix, Inc., REIT	900	642,762
Equitable Holdings, Inc.	4,100	104,919
Equity Lifestyle Properties, Inc., REIT	1,800	114,048
Equity Residential, REIT	3,600	213,408
Erie Indemnity Co., Class A	200	49,120
Essential Utilities, Inc.	2,200	104,038
Essex Property Trust, Inc., REIT	700	166,194

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Estee Lauder Cos., Inc., Class A	2,200	$ 585,618
Evergy, Inc.	2,300	127,673
Eversource Energy	3,100	268,181
Exact Sciences Corp. (B)	1,400	185,486
Exelon Corp.	9,784	413,081
Expedia Group, Inc.	1,392	184,301
Expeditors International of Washington, Inc.	1,800	171,198
Extended Stay America, Inc.	26,290	389,355
Extra Space Storage, Inc., REIT	1,300	150,618
Exxon Mobil Corp.	41,183	1,697,563
F5 Networks, Inc. (B)	700	123,158
Facebook, Inc., Class A (B)	23,673	6,466,517
FactSet Research Systems, Inc.	300	99,750
Fastenal Co.	5,600	273,448
Federal Realty Investment Trust, REIT	800	68,096
FedEx Corp.	2,510	651,646
Fidelity National Financial, Inc.	15,469	604,683
Fidelity National Information Services, Inc.	6,200	877,052
Fieldwood Energy, Inc. (D) (E) (F) (I) (J)	7,771	0
Fifth Third Bancorp	17,130	472,274
First American Financial Corp.	4,966	256,395
First Republic Bank	4,196	616,518
FirstEnergy Corp.	5,300	162,233
Fiserv, Inc. (B)	5,600	637,616
FleetCor Technologies, Inc. (B)	954	260,280
Flex, Ltd. (B)	5,100	91,698
FLIR Systems, Inc.	1,400	61,362
Flowserve Corp.	1,300	47,905
FMC Corp.	1,300	149,409
Ford Motor Co.	136,275	1,197,857
Fortinet, Inc. (B)	1,419	210,764
Fortive Corp.	2,987	211,539
Fortune Brands Home & Security, Inc.	1,405	120,437
Fox Corp., Class A	3,500	101,920
Fox Corp., Class B (B)	1,800	51,984
Franklin Resources, Inc.	2,885	72,096
Freeport-McMoRan, Inc.	14,183	369,042
Gap, Inc.	2,200	44,418
Gartner, Inc. (B)	900	144,171
General Dynamics Corp.	2,400	357,168
General Electric Co.	90,541	977,843
General Mills, Inc.	6,000	352,800
General Motors Co.	44,937	1,871,177
Genuine Parts Co.	1,400	140,602
Gilead Sciences, Inc.	12,362	720,210
Global Payments, Inc.	2,990	644,106
Globe Life, Inc.	1,100	104,456
GoDaddy, Inc., Class A (B)	1,800	149,310
Goldman Sachs Group, Inc.	3,200	843,872
GrubHub, Inc. (B)	900	66,843
Guidewire Software, Inc. (B)	900	115,857
Halliburton Co.	8,700	164,430
Hanesbrands, Inc.	3,500	51,030
Harley-Davidson, Inc.	1,700	62,390
Hartford Financial Services Group, Inc.	3,537	173,242
Hasbro, Inc.	1,300	121,602
HCA Healthcare, Inc.	2,837	466,573
Healthpeak Properties, Inc., REIT	5,000	151,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Hecla Mining Co.	29,094	$ 188,529
HEICO Corp.	400	52,960
HEICO Corp., Class A	800	93,648
Henry Schein, Inc. (B)	1,400	93,604
Hershey Co.	1,480	225,448
Hess Corp.	2,468	130,286
Hewlett Packard Enterprise Co.	13,152	155,851
Hilton Worldwide Holdings, Inc.	47,845	5,323,235
HollyFrontier Corp.	1,400	36,190
Hologic, Inc. (B)	2,700	196,641
Home Depot, Inc.	10,687	2,838,681
Honeywell International, Inc.	7,100	1,510,170
Hormel Foods Corp.	2,900	135,169
Host Hotels & Resorts, Inc., REIT	7,300	106,799
Howmet Aerospace, Inc. (B)	4,100	117,014
HP, Inc.	14,585	358,645
Humana, Inc.	1,300	533,351
Huntington Bancshares, Inc.	23,968	302,716
Huntington Ingalls Industries, Inc.	400	68,192
Hyatt Hotels Corp., Class A (C)	19,091	1,417,507
IAC / InterActiveCorp (B)	800	151,480
IDEX Corp.	800	159,360
IDEXX Laboratories, Inc. (B)	900	449,883
Illinois Tool Works, Inc.	3,100	632,028
Illumina, Inc. (B)	1,430	529,100
Incyte Corp. (B)	1,819	158,217
Ingersoll Rand, Inc. (B)	3,600	164,016
Ingredion, Inc.	700	55,069
Insulet Corp. (B)	628	160,536
Intel Corp.	43,227	2,153,569
Intercontinental Exchange, Inc.	5,440	627,178
International Business Machines Corp.	8,800	1,107,744
International Flavors & Fragrances, Inc. (C)	988	107,534
International Paper Co.	3,800	188,936
Interpublic Group of Cos., Inc.	4,000	94,080
Intuit, Inc.	2,421	919,617
Intuitive Surgical, Inc. (B)	1,167	954,723
Invesco, Ltd.	3,900	67,977
Invitation Homes, Inc., REIT	5,300	157,410
Ionis Pharmaceuticals, Inc. (B)	1,300	73,502
IPG Photonics Corp. (B)	300	67,137
IQVIA Holdings, Inc. (B)	1,734	310,681
Iron Mountain, Inc., REIT (C)	2,900	85,492
J.M. Smucker Co.	1,100	127,160
Jack Henry & Associates, Inc.	800	129,592
Jacobs Engineering Group, Inc.	1,300	141,648
JB Hunt Transport Services, Inc.	900	122,985
Jefferies Financial Group, Inc.	2,500	61,500
JetBlue Airways Corp. (B)	15,317	222,709
Johnson & Johnson	25,924	4,079,919
Johnson Controls International PLC	7,400	344,766
Jones Lang LaSalle, Inc. (B)	600	89,022
JPMorgan Chase & Co.	79,038	10,043,359
Juniper Networks, Inc.	3,300	74,283
Kansas City Southern	1,000	204,130
KB Home	3,192	106,996
Kellogg Co.	2,500	155,575
KeyCorp	24,117	395,760

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Keysight Technologies, Inc. (B)	1,900	$ 250,971
Kimberly-Clark Corp.	3,300	444,939
Kimco Realty Corp., REIT	4,300	64,543
Kinder Morgan, Inc.	20,200	276,134
KKR & Co., Inc.	4,900	198,401
KLA Corp.	1,500	388,365
Knight-Swift Transportation Holdings, Inc.	1,300	54,366
Kohl’s Corp.	1,700	69,173
Kraft Heinz Co.	6,900	239,154
Kroger Co.	7,675	243,758
L3 Harris Technologies, Inc.	2,238	423,027
Laboratory Corp. of America Holdings (B)	1,000	203,550
Lam Research Corp.	1,403	662,595
Lamb Weston Holdings, Inc.	1,400	110,236
Las Vegas Sands Corp.	3,400	202,640
Lear Corp.	1,998	317,742
Leggett & Platt, Inc.	1,300	57,590
Leidos Holdings, Inc.	1,300	136,656
Lennar Corp., Class A	14,682	1,119,209
Lennox International, Inc.	300	82,191
Liberty Broadband Corp., Class C (B)	1,057	167,397
Liberty Media Corp. - Liberty Formula One, Class C (B)	2,000	85,200
Liberty Media Corp. - Liberty SiriusXM, Class A (B)	896	38,698
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	1,746	75,968
Lincoln National Corp.	2,000	100,620
Live Nation Entertainment, Inc. (B)	1,500	110,220
LKQ Corp. (B)	3,000	105,720
Lockheed Martin Corp.	2,700	958,446
Loews Corp.	2,800	126,056
Louisiana-Pacific Corp.	5,127	190,571
Lowe’s Cos., Inc.	7,373	1,183,440
LyondellBasell Industries NV, Class A	2,800	256,648
M&T Bank Corp.	2,949	375,408
M/I Homes, Inc. (B)	890	39,418
ManpowerGroup, Inc.	600	54,108
Marathon Oil Corp.	7,700	51,359
Marathon Petroleum Corp.	6,154	254,529
Markel Corp. (B)	140	144,662
MarketAxess Holdings, Inc.	300	171,168
Marriott International, Inc., Class A	57,267	7,554,663
Marriott Vacations Worldwide Corp.	6,304	865,035
Marsh & McLennan Cos., Inc.	4,928	576,576
Martin Marietta Materials, Inc.	3,473	986,228
Marvell Technology Group, Ltd.	6,295	299,264
Masco Corp.	13,986	768,251
Mastercard, Inc., Class A	9,010	3,216,029
Match Group, Inc. (B)	2,226	336,549
Maxim Integrated Products, Inc.	2,800	248,220
McCormick & Co., Inc.	2,400	229,440
McDonald’s Corp.	7,395	1,586,819
McKesson Corp.	1,700	295,664
MDC Holdings, Inc.	2,663	129,422
Medical Properties Trust, Inc., REIT	5,100	111,129
Merck & Co., Inc.	25,468	2,083,282
Meritage Homes Corp. (B)	1,314	108,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
MetLife, Inc.	7,900	$ 370,905
Mettler-Toledo International, Inc. (B)	200	227,936
MGIC Investment Corp.	14,811	185,878
MGM Resorts International	5,000	157,550
Microchip Technology, Inc.	2,380	328,702
Micron Technology, Inc. (B)	11,258	846,376
Microsoft Corp.	70,250	15,625,005
Mid-America Apartment Communities, Inc., REIT	1,100	139,359
Middleby Corp. (B)	600	77,352
Mohawk Industries, Inc. (B)	3,740	527,153
Molson Coors Beverage Co., Class B	2,000	90,380
Mondelez International, Inc., Class A	14,407	842,377
MongoDB, Inc. (B) (C)	400	143,616
Monster Beverage Corp. (B)	3,986	368,625
Moody’s Corp.	1,699	493,118
Mosaic Co.	3,600	82,836
Motorola Solutions, Inc.	1,734	294,884
MSCI, Inc.	900	401,877
Nasdaq, Inc.	1,200	159,288
National Oilwell Varco, Inc.	3,800	52,174
National Retail Properties, Inc., REIT	1,900	77,748
NetApp, Inc.	2,300	152,352
Netflix, Inc. (B)	4,200	2,271,066
Neurocrine Biosciences, Inc. (B)	900	86,265
Newell Brands, Inc.	4,000	84,920
Newmont Corp.	38,541	2,308,221
News Corp., Class A	3,800	68,286
NextEra Energy, Inc.	18,956	1,462,455
Nielsen Holdings PLC	3,400	70,958
NIKE, Inc., Class B	12,300	1,740,081
NiSource, Inc.	3,600	82,584
Nordstrom, Inc. (C)	1,100	34,331
Norfolk Southern Corp.	2,500	594,025
Northern Trust Corp.	2,100	195,594
Northrop Grumman Corp.	1,700	518,024
NortonLifeLock, Inc.	6,166	128,130
Norwegian Cruise Line Holdings, Ltd. (B)	2,100	53,403
NRG Energy, Inc.	2,500	93,875
Nucor Corp.	3,000	159,570
NVIDIA Corp.	5,650	2,950,430
NVR, Inc. (B)	197	803,732
O’Reilly Automotive, Inc. (B)	800	362,056
Occidental Petroleum Corp.	9,000	155,790
OGE Energy Corp.	2,000	63,720
Okta, Inc. (B)	1,044	265,447
Old Dominion Freight Line, Inc.	1,000	195,180
Omega Healthcare Investors, Inc., REIT	2,200	79,904
Omnicom Group, Inc.	2,300	143,451
ON Semiconductor Corp. (B)	4,000	130,920
ONEOK, Inc.	4,052	155,516
Oracle Corp.	22,815	1,475,902
Otis Worldwide Corp.	4,100	276,955
Ovintiv, Inc.	4,500	64,659
Owens Corning	5,503	416,907
PACCAR, Inc.	3,400	293,352
Packaging Corp. of America	1,000	137,910
Palo Alto Networks, Inc. (B)	1,028	365,341

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Paramount Group, Inc., REIT	97,811	$ 884,211
Parker-Hannifin Corp.	1,300	354,133
Paychex, Inc.	3,100	288,858
Paycom Software, Inc. (B)	600	271,350
PayPal Holdings, Inc. (B)	10,856	2,542,475
People’s United Financial, Inc.	9,639	124,632
PepsiCo, Inc.	13,739	2,037,494
PerkinElmer, Inc.	1,100	157,850
Pfizer, Inc.	54,445	2,004,120
Philip Morris International, Inc.	15,464	1,280,265
Phillips 66	4,100	286,754
Pinnacle West Capital Corp.	1,100	87,945
Pinterest, Inc., Class A (B)	2,800	184,520
Pioneer Natural Resources Co.	1,760	200,446
PNC Financial Services Group, Inc.	10,838	1,614,862
Polaris, Inc.	600	57,168
PPG Industries, Inc.	2,318	334,302
PPL Corp.	7,100	200,220
Principal Financial Group, Inc.	2,800	138,908
Procter & Gamble Co.	24,872	3,460,690
Progressive Corp.	5,700	563,616
Prologis, Inc., REIT	7,299	727,418
Prudential Financial, Inc.	4,100	320,087
PTC, Inc. (B)	1,144	136,834
Public Service Enterprise Group, Inc.	5,100	297,330
Public Storage, REIT	1,511	348,935
PulteGroup, Inc.	13,585	585,785
PVH Corp.	800	75,112
Qorvo, Inc. (B)	1,200	199,524
QUALCOMM, Inc.	11,422	1,740,028
Quest Diagnostics, Inc.	1,300	154,921
Ralph Lauren Corp.	600	62,244
Raymond James Financial, Inc.	1,300	124,371
Raytheon Technologies Corp.	15,657	1,119,632
Realty Income Corp., REIT	3,300	205,161
Regency Centers Corp., REIT	1,800	82,062
Regeneron Pharmaceuticals, Inc. (B)	814	393,252
Regions Financial Corp.	23,168	373,468
Reinsurance Group of America, Inc.	700	81,130
Republic Services, Inc.	2,214	213,208
ResMed, Inc.	1,489	316,502
RingCentral, Inc., Class A (B)	800	303,176
Robert Half International, Inc.	1,200	74,976
Rockwell Automation, Inc.	1,100	275,891
Roku, Inc. (B)	900	298,818
Rollins, Inc.	2,150	84,001
Roper Technologies, Inc.	1,000	431,090
Ross Stores, Inc.	3,500	429,835
Royal Caribbean Cruises, Ltd.	1,800	134,442
Royal Gold, Inc.	3,636	386,725
RPM International, Inc.	1,300	118,014
S&P Global, Inc.	2,400	788,952
Sabre Corp.	2,800	33,656
salesforce.com, Inc. (B)	7,996	1,779,350
Sarepta Therapeutics, Inc. (B)	776	132,300
SBA Communications Corp., REIT	1,100	310,343
Schlumberger NV	13,671	298,438
Scotts Miracle-Gro Co.	2,089	416,004

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Seagate Technology PLC	2,400	$ 149,184
Seagen, Inc. (B)	1,149	201,236
Sealed Air Corp.	1,700	77,843
SEI Investments Co.	1,300	74,711
Sempra Energy	2,800	356,748
Sensata Technologies Holding PLC (B)	1,700	89,658
ServiceNow, Inc. (B)	1,888	1,039,212
Sherwin-Williams Co.	900	661,419
Signature Bank	1,346	182,100
Simon Property Group, Inc., REIT	3,100	264,368
Sirius XM Holdings, Inc. (C)	15,700	100,009
Skyline Champion Corp. (B)	2,141	66,243
Skyworks Solutions, Inc.	1,800	275,184
SL Green Realty Corp., REIT (C)	32,412	1,931,107
Snap, Inc., Class A (B)	7,200	360,504
Snap-on, Inc.	600	102,684
Southern Co.	10,400	638,872
Southwest Airlines Co.	32,871	1,532,117
Spirit Aerosystems Holdings, Inc., Class A	1,000	39,090
Splunk, Inc. (B)	1,501	255,005
Square, Inc., Class A (B)	3,400	739,976
SS&C Technologies Holdings, Inc.	2,300	167,325
Stanley Black & Decker, Inc.	1,623	289,803
Starbucks Corp.	11,859	1,268,676
State Street Corp.	3,600	262,008
Steel Dynamics, Inc.	2,200	81,114
STERIS PLC	900	170,586
Stewart Information Services Corp.	890	43,040
Stryker Corp.	3,306	810,102
Sun Communities, Inc., REIT	900	136,755
SVB Financial Group (B)	1,346	522,019
Synchrony Financial	5,913	205,240
Synopsys, Inc. (B)	1,500	388,860
Sysco Corp.	4,800	356,448
T-Mobile US, Inc. (B)	4,100	552,885
T. Rowe Price Group, Inc.	2,400	363,336
Take-Two Interactive Software, Inc. (B)	1,100	228,569
Tapestry, Inc.	2,800	87,024
Targa Resources Corp.	2,300	60,674
Target Corp.	4,920	868,528
Teledyne Technologies, Inc. (B)	300	117,594
Teleflex, Inc.	400	164,628
Teradyne, Inc.	1,700	203,813
Tesla, Inc. (B)	6,445	4,548,043
Texas Instruments, Inc.	9,302	1,526,737
Textron, Inc.	2,400	115,992
Thermo Fisher Scientific, Inc.	3,989	1,857,996
Tiffany & Co.	1,100	144,595
TJX Cos., Inc.	12,189	832,387
Toll Brothers, Inc.	5,288	229,869
Tractor Supply Co.	1,200	168,696
TransDigm Group, Inc. (B)	600	371,310
TransUnion	1,900	188,518
Travelers Cos., Inc.	2,519	353,592
Trimble, Inc. (B)	2,500	166,925
TripAdvisor, Inc. (B)	1,100	31,658
Truist Financial Corp.	33,343	1,598,130
Twilio, Inc., Class A (B)	1,200	406,200

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Twitter, Inc. (B)	7,300	$ 395,295
Tyler Technologies, Inc. (B)	400	174,608
Tyson Foods, Inc., Class A	3,100	199,764
Uber Technologies, Inc. (B)	4,337	221,187
UDR, Inc., REIT	2,900	111,447
UFP Industries, Inc.	2,515	139,708
UGI Corp.	2,100	73,416
Ulta Beauty, Inc. (B)	600	172,296
Under Armour, Inc., Class A (B)	2,000	34,340
Under Armour, Inc., Class C (B)	2,000	29,760
Union Pacific Corp.	6,983	1,454,000
United Airlines Holdings, Inc. (B)	23,068	997,691
United Parcel Service, Inc., Class B	7,051	1,187,388
United Rentals, Inc. (B)	800	185,528
UnitedHealth Group, Inc.	9,278	3,253,609
Universal Health Services, Inc., Class B	800	110,000
Unum Group	2,100	48,174
US Bancorp	37,024	1,724,948
Vail Resorts, Inc.	400	111,584
Valero Energy Corp.	4,000	226,280
Varian Medical Systems, Inc. (B)	900	157,509
Veeva Systems, Inc., Class A (B)	1,300	353,925
Ventas, Inc., REIT	3,600	176,544
VEREIT, Inc.	2,180	82,382
VeriSign, Inc. (B)	1,100	238,040
Verisk Analytics, Inc.	1,500	311,385
Verizon Communications, Inc.	41,112	2,415,330
Vertex Pharmaceuticals, Inc. (B)	2,395	566,034
VF Corp.	3,300	281,853
ViacomCBS, Inc., Class B	5,700	212,382
Viatris, Inc. (B)	11,710	219,445
VICI Properties, Inc., REIT	4,500	114,750
Visa, Inc., Class A	16,900	3,696,537
Vistra Corp.	3,753	73,784
VMware, Inc., Class A (B) (C)	885	124,130
Vontier Corp. (B)	1,175	39,245
Vornado Realty Trust, REIT	86,007	3,211,501
Voya Financial, Inc.	1,300	76,453
Vulcan Materials Co.	6,692	992,491
W.R. Berkley Corp.	1,500	99,630
Walgreens Boots Alliance, Inc.	7,282	290,406
Walmart, Inc.	13,884	2,001,379
Walt Disney Co. (B)	18,419	3,337,154
Waste Connections, Inc.	2,700	276,939
Waste Management, Inc.	4,100	483,513
Waters Corp. (B)	700	173,194
Watsco, Inc.	1,671	378,565
Wayfair, Inc., Class A (B) (C)	700	158,067
WEC Energy Group, Inc.	3,000	276,090
Wells Fargo & Co.	102,819	3,103,077
Welltower, Inc., REIT	4,000	258,480
West Pharmaceutical Services, Inc.	800	226,648
Western Digital Corp.	2,970	164,508
Western Union Co.	4,100	89,954
Westinghouse Air Brake Technologies Corp.	1,900	139,080
Westlake Chemical Corp.	400	32,640
WestRock Co.	2,700	117,531
Weyerhaeuser Co., REIT	7,501	251,509

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Whirlpool Corp.	700	$ 126,343
Williams Cos., Inc.	11,661	233,803
Workday, Inc., Class A (B)	1,672	400,628
WP Carey, Inc., REIT	1,800	127,044
WW Grainger, Inc.	400	163,336
Wyndham Hotels & Resorts, Inc.	12,792	760,357
Wynn Resorts, Ltd.	997	112,492
Xcel Energy, Inc.	5,200	346,684
Xerox Holdings Corp.	2,000	46,380
Xilinx, Inc.	2,470	350,172
XPO Logistics, Inc. (B)	900	107,280
Xylem, Inc.	1,900	193,401
Yum! Brands, Inc.	2,966	321,989
Zebra Technologies Corp., Class A (B)	600	230,598
Zillow Group, Inc., Class C (B) (C)	1,251	162,380
Zimmer Biomet Holdings, Inc.	2,100	323,589
Zions Bancorp NA	4,196	182,274
Zoetis, Inc.	4,630	766,265

		382,486,880

Total Common Stocks (Cost $500,677,017)		648,544,795

PREFERRED STOCKS - 0.4%
Germany - 0.2%
Bayerische Motoren Werke AG, 3.96% (K)	2,468	166,257
Fuchs Petrolub SE, 0.00% (K)	1,324	74,703
Henkel AG & Co. KGaA, 1.90% (K)	3,360	378,855
Porsche Automobil Holding SE, 3.85% (K)	6,729	464,818
Sartorius AG, 0.09% (K)	655	275,872
Volkswagen AG, 3.20% (K)	8,045	1,503,480

		2,863,985

United States - 0.2%
Palantir Technologies, Inc., 0.00% (D) (E) (F) (K) (L)	170,200	3,827,841

Total Preferred Stocks (Cost $3,487,002)		6,691,826

WARRANTS - 0.0% (A)
Switzerland - 0.0% (A)
CIE Financiere Richemont SA, (B) Exercise Price CHF 0.26, Expiration Date 11/22/2023	18,224	4,735

United States - 0.0% (A)
Occidental Petroleum Corp., (B) Exercise Price $5.60, Expiration Date 08/03/2027	1,137	7,743

Total Warrants (Cost $5,816)		12,478

	Principal	Value
ASSET-BACKED SECURITIES - 0.4%
Ireland - 0.1%
Small Business Origination Loan Trust DAC Series 2019-2, Class A, 1-Month GBP LIBOR + 1.20%, 1.23% (M), 03/15/2028 (N)	GBP 493,920	$ 670,964

United States - 0.3%
American Credit Acceptance Receivables Trust Series 2020-2, Class C, 3.88%, 04/13/2026 (G)	$ 700,000	742,249
American Homes 4 Rent Trust Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (G)	225,000	243,983
CPS Auto Receivables Trust Series 2016-C, Class D, 5.92%, 06/15/2022 (G)	413,094	417,264
Exeter Automobile Receivables Trust Series 2018-2A, Class D, 4.04%, 03/15/2024 (G)	1,000,000	1,031,636
Flagship Credit Auto Trust Series 2020-2, Class C, 3.80%, 04/15/2026 (G)	500,000	533,343
Navient Private Education Loan Trust Series 2014-AA, Class A3, 1-Month LIBOR + 1.60%, 1.76% (M), 10/15/2031 (G)	421,000	426,355
SLM Private Education Loan Trust Series 2010-C, Class A5, 1-Month LIBOR + 4.75%, 4.91% (M), 10/15/2041 (G)	1,143,000	1,246,156
SMB Private Education Loan Trust Series 2019-A, Class A2A, 3.44%, 07/15/2036 (G)	288,437	305,256

		4,946,242

Total Asset-Backed Securities (Cost $5,358,002)		5,617,206

CONVERTIBLE BONDS - 0.0% (A)
India - 0.0% (A)
REI Agro, Ltd.
5.50%, 11/13/2014 (B) (D) (G) (O)	697,000	6,698
5.50%, 11/13/2014 (B) (N) (O)	259,000	2,489

		9,187

Netherlands - 0.0% (A)
Bio City Development Co. BV 8.00%, 07/06/2021 (B) (E) (F) (G) (O)	2,400,000	246,000

Total Convertible Bonds (Cost $2,277,010)		255,187

CORPORATE DEBT SECURITIES - 9.2%
Australia - 0.4%
Australia & New Zealand Banking Group, Ltd. Fixed until 11/25/2030, 2.57% (M), 11/25/2035 (G)	450,000	459,077
National Australia Bank, Ltd. 0.63%, 08/30/2023, MTN (N)	EUR 450,000	562,780

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Australia (continued)
Quintis Australia Pty, Ltd.
PIK Rate 0.00%, Cash Rate 12.00%, 10/01/2028 (D) (E) (F) (G) (P)	$ 3,336,317	$ 3,336,317
PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026 (D) (E) (F) (G) (P)	210,704	210,704
Transurban Finance Co. Pty, Ltd. 2.00%, 08/28/2025, MTN (N)	EUR 950,000	1,259,309
Westpac Banking Corp. Fixed until 11/15/2030, 2.67% (M), 11/15/2035	$ 450,000	463,572

		6,291,759

Belgium - 0.1%
Anheuser-Busch InBev SA 2.75%, 03/17/2036, MTN (N)	EUR 1,350,000	2,072,848

Cayman Islands - 0.0% (A)
Meituan 3.05%, 10/28/2030 (G)	$ 540,000	561,384

Colombia - 0.2%
Ecopetrol SA 5.88%, 09/18/2023	1,920,000	2,143,699

France - 0.7%
Banque Federative du Credit Mutuel SA
0.75%, 07/17/2025, MTN (N)	EUR 900,000	1,142,167
1.75%, 12/19/2024, MTN (N)	GBP 1,400,000	2,016,399
BNP Paribas SA 1.13%, 06/11/2026, MTN (N)	EUR 900,000	1,152,405
BPCE SA 5.15%, 07/21/2024 (G)	$ 1,800,000	2,049,727
Orange SA Fixed until 10/01/2026 (Q), 5.00% (M), MTN (N)	EUR 1,250,000	1,847,746
TOTAL SE Fixed until 05/05/2023 (Q), 2.71% (M), MTN (N)	1,450,000	1,851,105

		10,059,549

Germany - 0.3%
Kreditanstalt fuer Wiederaufbau 1.13%, 09/15/2032, MTN (N)	2,070,000	2,943,617
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 05/26/2021, 6.00% (M), 05/26/2041, MTN (N)	1,300,000	1,624,307

		4,567,924

Indonesia - 0.1%
Pertamina Persero PT 6.50%, 11/07/2048, MTN (N)	$ 1,050,000	1,470,134

Ireland - 0.1%
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	1,575,000	1,879,835

Jersey, Channel Islands - 0.1%
Galaxy Pipeline Assets Bidco, Ltd. 2.63%, 03/31/2036 (G)	1,575,000	1,633,798

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Luxembourg - 0.1%
Medtronic Global Holdings SCA 1.13%, 03/07/2027	EUR 1,600,000	$ 2,087,528

Malaysia - 0.1%
Petronas Capital, Ltd. 3.50%, 03/18/2025, MTN (N)	$ 1,920,000	2,125,189

Netherlands - 0.4%
ASR Nederland NV Fixed until 09/30/2024 (Q), 5.00% (M) (N)	EUR 1,350,000	1,857,443
Cooperatieve Rabobank UA 3.95%, 11/09/2022	$ 1,400,000	1,486,297
ING Groep NV 4.10%, 10/02/2023	1,435,000	1,576,522
Shell International Finance BV
3.13%, 11/07/2049	525,000	579,915
3.25%, 05/11/2025	675,000	748,189

		6,248,366

Saudi Arabia - 0.1%
Saudi Arabian Oil Co. 3.50%, 04/16/2029, MTN (N)	1,460,000	1,622,813

Singapore - 0.1%
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 07/27/2026 (N)	1,200,000	1,300,500

Spain - 0.3%
Banco Santander SA 3.13%, 01/19/2027, MTN (N)	EUR 1,300,000	1,813,208
CaixaBank SA 0.75%, 04/18/2023, MTN (N)	1,500,000	1,868,743

		3,681,951

Switzerland - 0.2%
UBS Group AG
3.49%, 05/23/2023 (G)	$ 1,875,000	1,951,169
4.13%, 09/24/2025 (G)	765,000	875,969

		2,827,138

United Kingdom - 0.6%
HSBC Holdings PLC
Fixed until 11/13/2025, 2.26% (M), 11/13/2026, MTN (N)	GBP 1,394,000	2,029,881
Fixed until 03/13/2022, 3.26% (M), 03/13/2023	$ 562,000	580,516
Fixed until 03/13/2027, 4.04% (M), 03/13/2028	2,150,000	2,455,229
Lloyds Banking Group PLC 2.25%, 10/16/2024, MTN (N)	GBP 1,400,000	2,007,576
NGG Finance PLC Fixed until 06/18/2025, 5.63% (M), 06/18/2073 (N)	1,250,000	1,955,099

		9,028,301

United States - 5.3%
AbbVie, Inc.
3.20%, 11/21/2029	$ 900,000	1,008,626
3.45%, 03/15/2022	1,105,000	1,139,590
American Tower Corp. 2.40%, 03/15/2025	1,425,000	1,514,720
AT&T, Inc.
1.80%, 09/05/2026	EUR 1,400,000	1,862,459
2.90%, 12/04/2026	GBP 1,100,000	1,667,541

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bank of America Corp.
Fixed until 06/19/2025, 1.32% (M), 06/19/2026, MTN	$ 2,475,000	$ 2,527,794
Fixed until 04/29/2030, 2.59% (M), 04/29/2031	1,225,000	1,312,904
4.00%, 01/22/2025, MTN	534,000	600,046
4.13%, 01/22/2024, MTN	1,286,000	1,425,317
BAT Capital Corp. 3.56%, 08/15/2027	950,000	1,057,805
Becton Dickinson & Co.
2.89%, 06/06/2022	959,000	991,258
3.13%, 11/08/2021	968,000	989,460
Boeing Co. 5.15%, 05/01/2030	700,000	847,176
Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	775,000	1,046,829
Campbell Soup Co. 2.38%, 04/24/2030	1,450,000	1,531,651
Capital One Financial Corp. 3.30%, 10/30/2024	1,925,000	2,114,681
Centene Corp.
4.25%, 12/15/2027	98,000	103,880
4.75%, 01/15/2025	603,000	618,817
5.38%, 06/01/2026 - 08/15/2026 (G)	707,000	745,727
Charter Communications Operating LLC / Charter Communications Operating Capital 2.80%, 04/01/2031	750,000	793,260
Chubb INA Holdings, Inc. 0.88%, 06/15/2027	EUR 900,000	1,154,475
Cigna Corp.
2.40%, 03/15/2030	$ 500,000	533,111
3.05%, 10/15/2027	775,000	868,240
Citigroup, Inc.
Fixed until 01/29/2030, 2.67% (M), 01/29/2031	379,000	406,591
Fixed until 11/05/2029, 2.98% (M), 11/05/2030	94,000	103,523
Fixed until 03/31/2030, 4.41% (M), 03/31/2031	247,000	299,526
Comcast Corp.
2.45%, 08/15/2052	600,000	582,265
3.70%, 04/15/2024	2,125,000	2,337,943
Crown Castle International Corp. 3.30%, 07/01/2030	1,375,000	1,539,009
CVS Health Corp. 3.75%, 04/01/2030	475,000	552,792
Deere & Co. 3.10%, 04/15/2030	1,325,000	1,516,959
Emerson Electric Co. 1.25%, 10/15/2025, MTN	EUR 1,450,000	1,886,427
Energy Transfer Operating, LP 4.05%, 03/15/2025	$ 324,000	355,429
Enterprise Products Operating LLC
3.35%, 03/15/2023	954,000	1,008,362
3.90%, 02/15/2024	228,000	249,248
Exxon Mobil Corp. 2.99%, 03/19/2025	1,175,000	1,286,043

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Fox Corp. 4.71%, 01/25/2029	$ 1,250,000	$ 1,516,625
General Electric Co.
4.25%, 05/01/2040	205,000	242,352
4.35%, 05/01/2050	320,000	389,167
Georgia-Pacific LLC 2.30%, 04/30/2030 (G)	1,475,000	1,577,023
Goldman Sachs Group, Inc.
Fixed until 06/05/2022, 2.91% (M), 06/05/2023	999,000	1,034,515
4.75%, 10/21/2045	105,000	146,231
Home Depot, Inc. 3.35%, 04/15/2050	525,000	624,789
International Business Machines Corp. 3.00%, 05/15/2024	1,350,000	1,462,429
JPMorgan Chase & Co.
Fixed until 11/19/2030, 1.76% (M), 11/19/2031	2,925,000	2,952,748
Fixed until 04/22/2025, 2.08% (M), 04/22/2026	1,150,000	1,214,546
Level 3 Financing, Inc. 3.40%, 03/01/2027 (G)	975,000	1,061,405
McDonald’s Corp. 3.50%, 07/01/2027, MTN	345,000	395,761
NIKE, Inc.
2.40%, 03/27/2025	180,000	193,985
2.85%, 03/27/2030	900,000	1,019,582
NiSource, Inc. 3.60%, 05/01/2030	1,325,000	1,533,255
NRG Energy, Inc.
5.25%, 06/15/2029 (G)	30,000	33,000
5.75%, 01/15/2028	33,000	36,053
6.63%, 01/15/2027	49,000	51,746
7.25%, 05/15/2026	41,000	43,255
NVIDIA Corp.
2.85%, 04/01/2030	450,000	506,221
3.50%, 04/01/2050	350,000	424,581
ONEOK Partners, LP 4.90%, 03/15/2025	742,000	843,934
ONEOK, Inc. 2.75%, 09/01/2024	435,000	458,985
Oracle Corp.
2.80%, 04/01/2027	1,371,000	1,512,046
2.95%, 04/01/2030	1,371,000	1,532,966
3.60%, 04/01/2050	1,075,000	1,252,465
Pacific Gas & Electric Co. 2.50%, 02/01/2031	650,000	652,373
PepsiCo, Inc. 2.63%, 04/28/2026, MTN	EUR 1,300,000	1,811,978
Prologis Euro Finance LLC 1.88%, 01/05/2029	850,000	1,172,489
Synchrony Bank 3.00%, 06/15/2022	$ 1,975,000	2,039,445
T-Mobile USA, Inc.
2.25%, 11/15/2031 (G)	1,250,000	1,282,925
3.75%, 04/15/2027 (G)	1,661,000	1,891,547
Union Pacific Corp. 3.95%, 09/10/2028	850,000	1,009,117

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Verizon Communications, Inc.
1.38%, 10/27/2026	EUR 1,500,000	$ 1,977,699
3.50%, 11/01/2024	$ 1,111,000	1,227,123
4.67%, 03/15/2055	350,000	470,320
Vistra Operations Co. LLC
5.00%, 07/31/2027 (G)	52,000	55,120
5.50%, 09/01/2026 (G)	40,000	41,688
5.63%, 02/15/2027 (G)	992,000	1,055,131
Walt Disney Co. 2.65%, 01/13/2031 (C)	1,250,000	1,370,390
Wells Fargo & Co.
Fixed until 04/30/2040, 3.07% (M), 04/30/2041	726,000	789,742
3.75%, 01/24/2024, MTN	679,000	741,257
Fixed until 04/04/2050, 5.01% (M), 04/04/2051, MTN	660,000	938,003
Wells Fargo Bank NA Fixed until 09/09/2021, 2.08% (M), 09/09/2022	2,787,000	2,818,859
Williams Cos., Inc. 3.70%, 01/15/2023	573,000	606,993

		82,591,348

Total Corporate Debt Securities (Cost $131,606,677)		142,194,064

FOREIGN GOVERNMENT OBLIGATIONS - 18.2%
Australia - 1.1%
Australia Government Bond
0.25%, 11/21/2025 (N)	AUD 8,830,000	6,781,168
2.50%, 05/21/2030 (N)	9,640,000	8,491,572
3.00%, 03/21/2047 (N)	2,100,000	1,993,963

		17,266,703

Austria - 0.2%
Republic of Austria Government Bond
2.10%, 09/20/2117 (N)	EUR 175,000	476,643
4.15%, 03/15/2037 (N)	1,190,000	2,486,442

		2,963,085

Belgium - 0.4%
Kingdom of Belgium Government Bond
1.70%, 06/22/2050 (N)	910,000	1,538,797
1.90%, 06/22/2038 (N)	3,100,000	5,031,728

		6,570,525

Brazil - 1.7%
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/2024 (R)	BRL 157,000,000	25,872,134

Canada - 1.3%
Canada Government Bond 1.25%, 06/01/2030	CAD 7,050,000	5,830,083
Province of British Columbia 2.20%, 06/18/2030	3,300,000	2,819,583
Province of Ontario
2.05%, 06/02/2030	3,500,000	2,927,115
2.30%, 06/15/2026 (C)	$ 2,400,000	2,611,843
Province of Quebec
1.35%, 05/28/2030	2,580,000	2,614,151

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Canada (continued)
Province of Quebec (continued)
1.90%, 09/01/2030	CAD 3,500,000	$ 2,900,554

		19,703,329

Denmark - 0.1%
Denmark Government Bond 0.50%, 11/15/2029 (N)	DKK 5,800,000	1,032,993

Finland - 0.1%
Finland Government Bond 1.13%, 04/15/2034 (N)	EUR 800,000	1,157,812

France - 0.8%
French Republic Government Bond OAT
Zero Coupon, 11/25/2029 (N)	6,700,000	8,488,672
1.50%, 05/25/2050 (N)	2,470,000	4,019,266

		12,507,938

Germany - 0.7%
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/2050 (N)	1,120,000	1,435,555
0.25%, 02/15/2029 (N)	3,800,000	4,992,753
4.25%, 07/04/2039 (N)	1,700,000	3,920,447
4.75%, 07/04/2034 (N)	470,000	996,367

		11,345,122

Greece - 2.5%
Hellenic Republic Government Bond 3.75%, 01/30/2028 (N) (R)	25,980,000	39,035,714

Hungary - 0.0% (A)
Hungary Government Bond 3.00%, 08/21/2030	HUF 80,000,000	291,808

Indonesia - 0.3%
Indonesia Government International Bond 1.75%, 04/24/2025	EUR 1,700,000	2,190,406
Indonesia Treasury Bond
8.25%, 05/15/2029	IDR 13,000,000,000	1,064,607
8.38%, 03/15/2034	11,500,000,000	953,241

		4,208,254

Italy - 0.9%
Italy Buoni Poliennali del Tesoro
1.40%, 05/26/2025 (N)	EUR 599,982	775,612
1.75%, 07/01/2024 (N)	4,025,000	5,256,916
1.85%, 07/01/2025 (N)	1,600,000	2,127,008
2.45%, 09/01/2050 (N)	3,550,000	5,409,797

		13,569,333

Japan - 4.1%
Japan Government Five Year Bond 0.10%, 12/20/2023	JPY 623,000,000	6,075,117
Japan Government Ten Year Bond 0.10%, 06/20/2026 - 03/20/2030	2,983,000,000	29,193,043
Japan Government Thirty Year Bond
0.40%, 09/20/2049	1,052,000,000	9,585,727
1.70%, 06/20/2033	675,000,000	7,796,216

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan (continued)
Japan Government Twenty Year Bond
0.40%, 03/20/2040	JPY 646,000,000	$ 6,266,303
0.60%, 06/20/2037	433,000,000	4,397,599

		63,314,005

Malaysia - 0.1%
Malaysia Government Bond 3.89%, 08/15/2029	MYR 6,300,000	1,722,485

Mexico - 0.3%
Mexico Bonos Series M, 8.50%, 05/31/2029	MXN 51,000,000	3,123,893
Mexico Government International Bond 4.50%, 04/22/2029	$ 1,200,000	1,408,800

		4,532,693

Netherlands - 0.3%
Nederlandse Waterschapsbank NV 1.00%, 05/28/2030 (G)	1,129,000	1,112,900
Netherlands Government Bond
Zero Coupon, 07/15/2030 (N)	EUR 2,500,000	3,200,075
2.75%, 01/15/2047 (N)	300,000	655,133

		4,968,108

New Zealand - 0.2%
New Zealand Government Bond
1.50%, 05/15/2031	NZD 2,860,000	2,158,601
2.75%, 04/15/2037 (N)	960,000	812,162

		2,970,763

Norway - 0.0% (A)
Norway Government Bond 1.38%, 08/19/2030 (N)	NOK 2,390,000	289,481

Poland - 0.1%
Republic of Poland Government Bond 2.50%, 07/25/2027	PLN 3,300,000	982,378

Portugal - 0.1%
Portugal Obrigacoes do Tesouro OT 0.70%, 10/15/2027 (N)	EUR 1,680,000	2,184,557

Republic of Korea - 0.3%
Korea Electric Power Corp. 1.13%, 06/15/2025 (G)	$ 2,650,000	2,692,031
Korea International Bond 2.00%, 06/19/2024	1,260,000	1,318,335

		4,010,366

Russian Federation - 0.1%
Russian Federal Bond - OFZ 7.95%, 10/07/2026	RUB 60,000,000	911,075

Spain - 0.8%
Spain Government Bond
1.60%, 04/30/2025 (N)	EUR 4,600,000	6,129,815
2.70%, 10/31/2048 (N)	912,000	1,636,612
3.45%, 07/30/2066 (N)	300,000	662,110
0.60%, 10/31/2029, MTN (N)	2,640,000	3,414,383

		11,842,920

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational - 0.5%
Africa Finance Corp. 4.38%, 04/17/2026, MTN (N)	$ 1,250,000	$ 1,366,235
European Investment Bank 0.05%, 05/24/2024, MTN (N)	EUR 2,330,000	2,915,329
International Bank for Reconstruction & Development SOFR + 0.43%, 0.51% (M), 08/19/2027	$ 4,150,000	4,148,381

		8,429,945

Sweden - 0.1%
Sweden Government Bond 0.75%, 05/12/2028	SEK 10,000,000	1,294,958

United Arab Emirates - 0.0% (A)
Abu Dhabi Government International Bond 3.13%, 04/16/2030 (G)	$ 378,000	426,838

United Kingdom - 1.1%
U.K. Gilt
0.63%, 10/22/2050 (N)	GBP 3,200,000	4,237,411
1.63%, 10/22/2028 (N)	2,530,000	3,881,841
3.50%, 01/22/2045 (N)	2,660,000	5,865,900
4.25%, 09/07/2039 (N)	1,500,000	3,374,915

		17,360,067

Total Foreign Government Obligations (Cost $255,539,355)		280,765,389

LOAN ASSIGNMENTS - 0.0% (A)
United States - 0.0% (A)
Fieldwood Energy LLC
1st Lien Term Loan, TBD, 04/11/2022 (B) (O) (S)	$ 249,657	55,341
2nd Lien Term Loan, TBD, 04/11/2023 (B) (O) (S)	337,037	101

Total Loan Assignments (Cost $586,694)		55,442

MORTGAGE-BACKED SECURITIES - 0.4%
United States - 0.4%
BAMLL Commercial Mortgage Securities Trust Series 2016-ISQ, Class A, 2.85%, 08/14/2034 (G)	1,000,000	1,055,338
BX Trust Series 2019-OC11, Class D, 4.08% (M), 12/09/2041 (G)	576,000	599,266
COLT Mortgage Loan Trust Series 2020-2, Class A1, 1.85% (M), 03/25/2065 (G)	789,025	798,630
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A1, 3.57%, 02/15/2036 (G)	913,445	982,972
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class LNC3, 4.75%, 12/15/2046 (G)	942,559	977,398

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
OBX Trust Series 2020-EXP1, Class 1A8, 3.50% (M), 02/25/2060 (G)	$ 501,706	$ 517,379
Olympic Tower Mortgage Trust Series 2017-OT, Class A, 3.57%, 05/10/2039 (G)	1,400,000	1,510,273

Total Mortgage-Backed Securities (Cost $6,244,346)		6,441,256

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.7%
Federal Home Loan Mortgage Corp.
2.50%, 06/01/2050	1,947,235	2,054,462
3.00%, 06/01/2050	1,063,598	1,115,768
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.52% (M), 01/25/2027	9,988,633	792,969
Uniform Mortgage-Backed Security
2.50%, TBA (H)	25,000,000	26,353,516
3.00%, TBA (H)	13,000,000	13,620,547
3.50%, TBA (H)	12,000,000	12,684,375

Total U.S. Government Agency Obligations (Cost $56,413,143)		56,621,637

U.S. GOVERNMENT OBLIGATIONS - 7.2%
U.S. Treasury - 7.2%
U.S. Treasury Bond
1.13%, 05/15/2040	8,320,000	7,898,800
1.25%, 05/15/2050 (C)	2,160,000	1,959,525
2.38%, 11/15/2049 (C)	5,000,000	5,873,633
2.50%, 02/15/2045	10,000,000	11,925,390
U.S. Treasury Note
0.50%, 04/30/2027 (C)	7,800,000	7,780,500
1.38%, 01/31/2021	19,000,000	19,017,203
1.75%, 05/15/2023 - 11/15/2029 (C)	13,530,000	14,195,489
1.88%, 07/31/2022	24,500,000	25,176,621
2.13%, 05/15/2025 (C)	16,600,000	17,916,328

Total U.S. Government Obligations (Cost $112,325,588)		111,743,489

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (A)
U.S. Treasury Bill 0.09% (K), 06/03/2021 (T)	$ 375,000	$ 374,871

Total Short-Term U.S. Government Obligation (Cost $374,862)		374,871

	Shares	Value
OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (K)	14,531,844	14,531,844

Total Other Investment Company (Cost $14,531,844)		14,531,844

	Principal	Value
REPURCHASE AGREEMENTS - 19.7%
Fixed Income Clearing Corp., 0.00% (K), dated 12/31/2020, to be repurchased at $305,739,721 on 01/04/2021. Collateralized by U.S. Government Obligations, 1.63% - 2.00%, due 08/31/2021 - 12/31/2021, and with a total value of $311,854,566.	$ 305,739,721	305,739,721

Total Repurchase Agreements (Cost $305,739,721)		305,739,721

Total Investments (Cost $1,395,167,077)		1,579,589,205
Net Other Assets (Liabilities) - (2.0)%		(30,152,836)

Net Assets - 100.0%		$ 1,549,436,369

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1-Month MXN-TIIE	Receive	5.58%	Monthly	11/01/2030	MXN	62,576,000	$47,330	$60	$47,270
1-Month MXN-TIIE	Receive	5.59	Monthly	11/01/2030	MXN	62,580,000	49,836	60	49,776
1-Month MXN-TIIE	Receive	5.60	Monthly	11/01/2030	MXN	122,710,000	105,083	118	104,965
1-Month MXN-TIIE	Receive	5.61	Monthly	11/01/2030	MXN	102,260,000	89,616	99	89,517
1-Month MXN-TIIE	Receive	5.61	Monthly	11/01/2030	MXN	143,165,000	128,326	138	128,188
1-Month MXN-TIIE	Receive	5.61	Monthly	11/01/2030	MXN	143,160,000	129,547	138	129,409
1-Month MXN-TIIE	Receive	5.77	Monthly	10/03/2030	MXN	223,935,000	352,522	206	352,316
1-Month MXN-TIIE	Receive	5.78	Monthly	10/04/2030	MXN	105,072,000	166,149	96	166,053
1-Month MXN-TIIE	Receive	5.78	Monthly	10/03/2030	MXN	182,465,000	292,682	—	292,682
1-Month MXN-TIIE	Receive	5.78	Monthly	10/04/2030	MXN	104,932,000	168,222	96	168,126
1-Month MXN-TIIE	Receive	5.79	Monthly	10/03/2030	MXN	223,383,000	364,091	205	363,886

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1-Month MXN-TIIE	Receive	5.81%	Monthly	10/03/2030	MXN	554,368,000	$955,377	$510	$954,867
12-Month USD-USCPI	Pay	1.31	Maturity	05/05/2030	USD	39,025,000	3,372,314	—	3,372,314
12-Month USD-USCPI	Pay	1.37	Maturity	05/29/2030	USD	1,267,000	108,449	—	108,449
12-Month USD-USCPI	Pay	1.75	Maturity	07/30/2030	USD	1,247,000	75,301	—	75,301
12-Month USD-USCPI	Pay	1.96	Maturity	08/28/2030	USD	2,183,000	73,165	—	73,165
12-Month USD-USCPI	Pay	2.18	Maturity	12/23/2030	USD	5,694,000	8,355	—	8,355

Total							$6,486,365	$1,726	$6,484,639

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (U)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Invesco MSCI Emerging Markets UCITS ETF	JPM	Receive	Quarterly	06/15/2021	USD	133,132,442	219,377	$3,758,914	$—	$3,758,914
MSCI Daily TR Gross USA USD Index	BCLY	Receive	Quarterly	05/06/2021	USD	274,131,509	18,297	27,647,064	—	27,647,064
MSCI Japan Net Total Return USD Index	JPM	Receive	Quarterly	05/11/2021	USD	67,525,396	9,580	7,188,921	—	7,188,921

Total								$38,594,899	$—	$38,594,899

Bilateral Equity Basket Total Return Swaps

Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	05/14/2021	USD	3,891,517	0.3	$(108,460)	$(108,460)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	05/14/2021	USD	4,075,262	0.3	(163,143)	(163,143)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	05/14/2021	USD	4,055,895	0.3	(215,422)	(215,422)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	05/14/2021	USD	3,986,808	0.3	(138,867)	(138,867)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	05/14/2021	USD	3,957,354	0.3	(154,002)	(154,002)
JPMorgan US Anti-Value 2 (b)	JPM	Pay	05/14/2021	USD	61,528,023	4.0	(2,549,167)	(2,549,167)
JPMorgan US Low-Volume (c)	JPM	Pay	05/14/2021	USD	9,093,899	0.6	(105,561)	(105,561)
JPMorgan US Low-Volume (c)	JPM	Pay	05/14/2021	USD	9,307,894	0.6	(185,217)	(185,217)
JPMorgan US Low-Volume (c)	JPM	Pay	05/14/2021	USD	9,220,270	0.6	(256,207)	(256,207)
JPMorgan US Low-Volume (c)	JPM	Pay	05/14/2021	USD	9,108,748	0.6	(136,518)	(136,518)
JPMorgan US Low-Volume (c)	JPM	Pay	05/14/2021	USD	9,114,746	0.6	(144,326)	(144,326)
JPMorgan US Low-Volume 2 (d)	JPM	Pay	05/14/2021	USD	33,151,515	2.1	(674,568)	(674,568)
JPMorgan US Value (S&P 1500) (e)	JPM	Receive	05/14/2021	USD	13,033,225	0.8	86,797	86,797
JPMorgan US Value (S&P 1500) (e)	JPM	Receive	05/14/2021	USD	13,074,228	0.8	144,282	144,282
JPMorgan US Value (S&P 1500) (e)	JPM	Receive	05/14/2021	USD	12,901,661	0.8	177,176	177,176
JPMorgan US Value (S&P 1500) (e)	JPM	Receive	05/14/2021	USD	13,475,884	0.9	160,747	160,747
JPMorgan US Value (S&P 1500) (e)	JPM	Receive	05/14/2021	USD	13,434,541	0.9	420,940	420,940
JPMorgan US Value 2 (f)	JPM	Receive	05/14/2021	USD	95,483,364	6.2	2,291,221	2,291,221

Total							$(1,550,295)	$(1,550,295)

Value
OTC Swap Agreements, at value (Assets)	$41,876,062
OTC Swap Agreements, at value (Liabilities)	$(4,831,458)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

(a)	The significant reference entities underlying the corresponding total return swap as of December 31, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Auto Components
Hancock Whitney Corp.	1,891	$ 64,329	0.56%

Banks
Badger Meter, Inc.	681	64,010	0.56
Livent Corp.	3,633	68,437	0.60
Simulations Plus, Inc.	993	71,429	0.62

		203,876

Biotechnology
Cytokinetics, Inc.	3,094	64,288	0.56
LiveRamp Holdings, Inc.	949	69,469	0.61

		133,757

Building Products
NOW, Inc.	9,552	68,582	0.60

Chemicals
First Republic Bank	423	62,136	0.54

Commercial Services & Supplies
Heska Corp.	454	66,081	0.58
Viad Corp.	1,759	63,640	0.56

		129,721

Consumer Finance
DexCom, Inc.	167	61,791	0.54

Electrical Equipment
SailPoint Technologies Holdings, Inc.	1,211	64,480	0.56
Sunrun, Inc.	913	63,348	0.55

		127,828

Electronic Equipment, Instruments & Components
NeoGenomics, Inc.	1,178	63,447	0.55
Proto Labs, Inc.	416	63,835	0.56
Twitter, Inc.	1,179	63,846	0.56

		191,128

Food Products
Mercer International, Inc.	6,119	62,724	0.55

Health Care Equipment & Supplies
Arlo Technologies, Inc.	9,891	77,052	0.67
Ross Stores, Inc.	499	61,292	0.54
SVB Financial Group	158	61,156	0.53

		199,500

Health Care Providers & Services
Fox Factory Holding Corp.	620	65,495	0.57
LivePerson, Inc.	1,003	62,440	0.55
Trupanion, Inc.	592	70,880	0.62
Xencor, Inc.	1,413	61,666	0.54

		260,481

Health Care Technology
TopBuild Corp.	335.00	61,648	0.54

Household Durables
Monolithic Power Systems, Inc.	174	63,567	0.56

Insurance
8x8, Inc.	2,755	94,979	0.83
Five Below, Inc.	357	62,434	0.55

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Insurance (continued)
Lancaster Colony Corp.	333	$ 61,105	0.53%

		218,518

Interactive Media & Services
Pennant Group, Inc.	1,061	61,573	0.54

IT Services
Enphase Energy, Inc.	435	76,381	0.67
Par Pacific Holdings, Inc.	4,374	61,155	0.53

		137,536

Life Sciences Tools & Services
Amedisys, Inc.	225	66,017	0.58

Machinery
Cardiovascular Systems, Inc.	1,624	71,046	0.62

Media
CorVel Corp.	604	63,987	0.56
Palomar Holdings, Inc.	827	73,510	0.64

		137,497

Metals & Mining
National Instruments Corp.	1,430	62,854	0.55

Oil, Gas & Consumable Fuels
Allegheny Technologies, Inc.	3,664	61,439	0.54

Paper & Forest Products
Vicor Corp.	674	62,143	0.54

Pharmaceuticals
Copart, Inc.	492	62,544	0.55

Professional Services
PayPal Holdings, Inc.	262	61,356	0.54

Semiconductors & Semiconductor Equipment
Catalent, Inc.	597	62,175	0.54
New York Times Co., Class A	1,233	63,824	0.56
ProAssurance Corp.	3,480	61,917	0.54

		187,916

Software
BioTelemetry, Inc.	1,020	73,515	0.64
Exponent, Inc.	680	61,200	0.53
TechTarget, Inc.	1,099	64,976	0.57

		199,691

Specialty Retail
Cree, Inc.	621	65,752	0.57
Trex Co., Inc.	754	63,130	0.55

		128,882

Trading Companies & Distributors
LendingTree, Inc.	234	63,999	0.56

TOTAL COMMON STOCKS - LONG		$ 3,274,079

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

(b)	The significant reference entities underlying the corresponding total return swap as of December 31, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
TransDigm Group, Inc.	176	$109,065	0.98%

Banks
First Republic Bank	796	116,971	1.06

Beverages
Monster Beverage Corp.	1,207	111,616	1.01

Capital Markets
Intercontinental Exchange, Inc.	976	112,552	1.02
MarketAxess Holdings, Inc.	191	109,199	0.98
Moody’s Corp.	375	108,752	0.98
MSCI, Inc.	252	112,699	1.02

		443,202

Chemicals
Albemarle Corp.	770	113,577	1.02

Commercial Services & Supplies
Copart, Inc.	908	115,508	1.04

Electric Utilities
NextEra Energy, Inc.	1,411	108,848	0.98

Energy Equipment & Services
Halliburton Co.	6,141	116,069	1.05
National Oilwell Varco, Inc.	8,237	113,100	1.02

		229,169

Entertainment
Live Nation Entertainment, Inc.	1,536	112,864	1.02
Netflix, Inc.	207	112,110	1.01
Take-Two Interactive Software, Inc.	581	120,727	1.09
Walt Disney Co.	700	126,835	1.14

		472,536

Health Care Equipment & Supplies
ABIOMED, Inc.	390	126,454	1.14
Align Technology, Inc.	209	111,786	1.01
DexCom, Inc.	319	118,023	1.06
Edwards Lifesciences Corp.	1,247	113,782	1.03
IDEXX Laboratories, Inc.	224	111,773	1.01
Intuitive Surgical, Inc.	143	116,658	1.05
West Pharmaceutical Services, Inc.	385	108,961	0.98

		807,437

Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.	79	109,814	0.99
Hilton Worldwide Holdings, Inc.	998	111,022	1.00
Las Vegas Sands Corp.	1,848	110,122	0.99
Starbucks Corp.	1,059	113,254	1.02
Wynn Resorts, Ltd.	1,022	115,316	1.04

		559,528

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Insurance
Arthur J. Gallagher & Co.	896	$110,890	1.00%

Interactive Media & Services
Twitter, Inc.	2,242	121,383	1.09

Internet & Direct Marketing Retail
Etsy, Inc.	676	120,334	1.09
Expedia Group, Inc.	829	109,738	0.99

		230,072

IT Services
Mastercard, Inc., Class A	309	110,191	0.99
PayPal Holdings, Inc.	483	113,147	1.02

		223,338

Life Sciences Tools & Services
Illumina, Inc.	313	115,773	1.04

Machinery
Xylem, Inc.	1,078	109,702	0.99

Oil, Gas & Consumable Fuels
Apache Corp.	8,457	120,008	1.08
Hess Corp.	2,190	115,633	1.04

		235,641

Personal Products
Estee Lauder Cos., Inc., Class A	423	112,666	1.02

Pharmaceuticals
Catalent, Inc.	1,092	113,682	1.03

Professional Services
Verisk Analytics, Inc.	523	108,510	0.98

Software
Adobe, Inc.	218	109,194	0.98
ANSYS, Inc.	307	111,659	1.01
Autodesk, Inc.	375	114,447	1.03
Cadence Design Systems, Inc.	905	123,413	1.11
Intuit, Inc.	293	111,368	1.00
Paycom Software, Inc.	252	113,811	1.03
Synopsys, Inc.	455	117,905	1.06

		801,797

Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B	772	109,273	0.99
Under Armour, Inc., Class A	6,325	108,600	0.98

		217,873

TOTAL COMMON STOCKS - LONG		$ 5,688,784

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

(c)	The significant reference entities underlying the corresponding total return swap as of December 31, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Airbus SE	2,601	$233,490	2.42%

Automobiles
Ferrari NV	1,193	225,099	2.33

Banks
FinecoBank Banca Fineco SpA	15,003	201,035	2.08

Beverages
Davide Campari-Milano NV	23,984	224,010	2.32
Pernod Ricard SA	1,253	196,453	2.03

		420,463

Biotechnology
Galapagos NV	1,015	81,675	0.84

Capital Markets
Amundi SA	2,663	177,878	1.84
Deutsche Bank AG	21,416	191,650	1.98
Deutsche Boerse AG	1,174	163,416	1.69

		532,944

Chemicals
Air Liquide SA	1,441	193,497	2.00
Koninklijke DSM NV	1,510	212,642	2.20
Symrise AG	1,893	205,192	2.12
Umicore SA	4,239	166,557	1.72

		777,888

Construction & Engineering
Ferrovial SA	7,083	160,074	1.66

Diversified Financial Services
Groupe Bruxelles Lambert SA	2,416	199,337	2.06
Wendel SE	2,113	206,961	2.14

		406,298

Diversified Telecommunication Services
Cellnex Telecom SA	4,434	217,781	2.25
Iliad SA	1,094	183,904	1.90

		401,685

Electric Utilities
Elia Group SA	1,912	186,385	1.93
Iberdrola SA	18,142	212,267	2.20
Terna Rete Elettrica Nazionale SpA	28,663	179,141	1.85

		577,793

Energy Equipment & Services
Tenaris SA	28,121	186,274	1.93

Entertainment
Ubisoft Entertainment SA	2,659	209,632	2.17

Health Care Equipment & Supplies
DiaSorin SpA	1,063	180,862	1.87
Sartorius AG	614	211,096	2.18

		391,958

Insurance
Hannover Rueck SE	1,136	148,081	1.53

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Insurance
Muenchener Rueckversicherungs-Gesellschaft AG	790	$191,880	1.99%

		339,961

Interactive Media & Services
Scout24 AG	2,688	180,262	1.86

Internet & Direct Marketing Retail
Delivery Hero SE	2,098	266,451	2.76
Just Eat Takeaway.com NV	2,122	196,033	2.03
Prosus NV	2,313	204,417	2.11
Zalando SE	3,092	281,530	2.91

		948,431

IT Services
Adyen NV	147	279,564	2.89

Life Sciences Tools & Services
Agilent Technologies, Inc.	1,809	191,917	0.53
Sartorius Stedim Biotech	836	243,479	2.52

		435,396

Machinery
GEA Group AG	6,440	188,561	1.95
Knorr-Bremse AG	1,897	211,820	2.19

		400,381

Multi-Utilities
E.ON SE	18,400	166,776	1.73

Oil, Gas & Consumable Fuels
Koninklijke Vopak NV	3,705	159,299	1.65

Personal Products
Beiersdorf AG	1,818	171,681	1.78
L’Oreal SA	667	207,436	2.15

		379,117

Professional Services
Teleperformance	832	225,801	2.34
Wolters Kluwer NV	2,703	186,688	1.93

		412,489

Real Estate Management & Development
Deutsche Wohnen SE	4,482	195,814	2.03
Vonovia SE	3,348	200,088	2.07

		395,902

Software
Nemetschek SE	2,953	178,358	1.85
TeamViewer AG	4,003	175,442	1.81

		353,800

Textiles, Apparel & Luxury Goods
Hermes International	243	214,015	2.21

Transportation Infrastructure
Getlink SE	13,727	194,647	2.01

TOTAL COMMON STOCKS - LONG		$ 9,666,348

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

(d)	The significant reference entities underlying the corresponding total return swap as of December 31, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Air Freight & Logistics
CH Robinson Worldwide, Inc.	1,122	$105,308	1.04%
Expeditors International of Washington, Inc.	1,173	111,550	1.10

		216,858

Beverages
Coca-Cola Co.	2,023	110,927	1.09
PepsiCo, Inc.	721	106,870	1.05

		217,797

Capital Markets
CME Group, Inc.	588	106,961	1.06
Intercontinental Exchange, Inc.	982	113,249	1.12
Nasdaq, Inc.	810	107,556	1.06
S&P Global, Inc.	315	103,503	1.02

		431,269

Chemicals
Air Products & Chemicals, Inc.	372	101,561	1.00
FMC Corp.	885	101,723	1.00
Linde PLC	408	107,537	1.06
Sherwin-Williams Co.	142	104,081	1.03

		414,902

Commercial Services & Supplies
Republic Services, Inc.	1,084	104,342	1.03
Waste Management, Inc.	880	103,759	1.02

		208,101

Construction Materials
Vulcan Materials Co.	734	108,905	1.07

Containers & Packaging
Ball Corp.	1,087	101,306	1.00

Distributors
Genuine Parts Co.	1,035	103,979	1.03
Pool Corp.	298	111,047	1.10

		215,026

Diversified Financial Services
Berkshire Hathaway, Inc., Class B	458	106,267	1.05

Electric Utilities
Xcel Energy, Inc.	1,539	102,586	1.01

Equity Real Estate Investment Trusts
Alexandria Real Estate Equities, Inc.	626	111,594	1.10
Duke Realty Corp.	2,727	108,999	1.08
Extra Space Storage, Inc.	926	107,301	1.06
Public Storage	467	107,870	1.06

		435,764

Food & Staples Retailing
Costco Wholesale Corp.	272	102,335	1.01

Gas Utilities
Atmos Energy Corp.	1,089	103,945	1.03

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Health Care Equipment & Supplies
Abbott Laboratories	970	$106,233	1.05%
Baxter International, Inc.	1,394	111,857	1.10
Danaher Corp.	468	103,925	1.03
Medtronic PLC	939	109,957	1.08
STERIS PLC	543	102,880	1.01
Stryker Corp.	456	111,661	1.10

		646,513

Health Care Technology
Cerner Corp.	1,397	109,607	1.08

Hotels, Restaurants & Leisure
McDonald’s Corp.	487	104,503	1.03
Starbucks Corp.	1,065	113,955	1.12

		218,458

Household Durables
Garmin, Ltd.	879	105,140	1.04
Colgate-Palmolive Co.	1,220	104,348	1.03
Procter & Gamble Co.	755	105,089	1.04

		314,577

Industrial Conglomerates
3M Co.	617	107,899	1.06
Honeywell International, Inc.	510	108,581	1.07
Roper Technologies, Inc.	248	107,023	1.06

		323,503

Insurance
Aon PLC, Class A	500	105,553	1.04
Arthur J. Gallagher & Co.	902	111,577	1.10
Assurant, Inc.	801	109,158	1.08
Marsh & McLennan Cos., Inc.	905	105,860	1.04
Progressive Corp.	1,181	116,739	1.15
Travelers Cos., Inc.	789	110,755	1.09
W.R. Berkley Corp.	1,559	103,518	1.02

		763,160

Interactive Media & Services
Alphabet, Inc., Class A	59	102,758	1.01
Alphabet, Inc., Class C	59	102,557	1.01

		205,315

IT Services
Accenture PLC, Class A	417	108,993	1.08
Akamai Technologies, Inc.	1,010	106,051	1.05
Automatic Data Processing, Inc.	603	106,185	1.05
Fiserv, Inc.	909	103,509	1.02
Jack Henry & Associates, Inc.	652	105,687	1.04
Paychex, Inc.	1,125	104,813	1.03
VeriSign, Inc.	524	113,469	1.12
Visa, Inc., Class A Shares	498	109,016	1.08

		857,723

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	223	104,074	1.03

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Machinery
IDEX Corp.	539	$107,453	1.06%
Illinois Tool Works, Inc.	501	102,166	1.01
Otis Worldwide Corp.	1,575	106,397	1.05

		316,016

Media
Comcast Corp., Class A	2,063	108,110	1.07

Multi-Utilities
Ameren Corp.	1,341	104,660	1.03
CMS Energy Corp.	1,711	104,407	1.03
WEC Energy Group, Inc.	1,101	101,332	1.00

		310,399

Oil, Gas & Consumable Fuels
Chevron Corp.	1,204	101,652	1.00
Williams Cos., Inc.	5,037	100,982	1.00

		202,634

Pharmaceuticals
Eli Lilly & Co.	723	122,098	1.20
Johnson & Johnson	714	112,352	1.11
Merck & Co., Inc.	1,291	105,586	1.04
Zoetis, Inc.	652	107,964	1.06

		448,000

Professional Services
Verisk Analytics, Inc.	526	109,181	1.08

Road & Rail
Kansas City Southern	563	114,844	1.13
Union Pacific Corp.	520	108,290	1.07

		223,134

Semiconductors & Semiconductor Equipment
Texas Instruments, Inc.	644	105,675	1.04

Software
Adobe, Inc.	220	109,870	1.08
Intuit, Inc.	295	112,057	1.11
Microsoft Corp.	487	108,287	1.07
Oracle Corp.	1,792	115,926	1.14
Tyler Technologies, Inc.	244	106,335	1.05

		552,475

Specialty Retail
AutoZone, Inc.	90	107,125	1.06
Home Depot, Inc.	381	101,085	1.00
Ross Stores, Inc.	944	115,899	1.14
TJX Cos., Inc.	1,622	110,796	1.09
Tractor Supply Co.	754	105,949	1.05

		540,854

Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B	777	109,950	1.08

Wireless Telecommunication Services
T-Mobile US, Inc.	787	106,145	1.05

TOTAL COMMON STOCKS - LONG		$ 9,440,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

(e)	The significant reference entities underlying the corresponding total return swap as of December 31, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Auto Components
Dana, Inc.	2,884	$ 56,289	0.54%

Banks
Boston Private Financial Holdings, Inc.	6,809	57,533	0.55
Hope Bancorp, Inc.	5,215	56,897	0.54
Preferred Bank	1,347	68,007	0.65

		182,437

Biotechnology
Alexion Pharmaceuticals, Inc.	419	65,517	0.63
United Therapeutics Corp.	392	59,515	0.57

		125,032

Building Products
Apogee Enterprises, Inc.	1,909	60,485	0.58

Capital Markets
Goldman Sachs Group, Inc.	217	57,118	0.55
Waddell & Reed Financial, Inc., Class A	3,026	77,074	0.74

		134,192

Chemicals
AdvanSix, Inc.	2,822	56,412	0.54
Koppers Holdings, Inc.	1,843	57,426	0.55

		113,838

Commercial Services & Supplies
Deluxe Corp.	1,980	57,809	0.55
Interface, Inc.	6,113	64,189	0.61

		121,998

Communications Equipment
NETGEAR, Inc.	1,529	62,132	0.59

Construction & Engineering
MasTec, Inc.	881	60,073	0.57
MYR Group, Inc.	970	58,270	0.56

		118,343

Consumer Finance
Enova International, Inc.	2,261	55,995	0.54

Diversified Consumer Services
Graham Holdings Co., Class B	114	61,011	0.58

Electric Utilities
NRG Energy, Inc.	1,532	57,525	0.55

Equity Real Estate Investment Trusts
RPT Realty	6,659	57,600	0.55

Health Care Equipment & Supplies
AngioDynamics, Inc.	3,708	56,851	0.54
Avanos Medical, Inc.	1,224	56,175	0.54
Integer Holdings Corp.	688	55,833	0.53
Orthofix Medical, Inc.	1,422	61,131	0.58

		229,990

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	1,319	56,604	0.54
Chuy’s Holdings, Inc.	2,123	56,251	0.54
El Pollo Loco Holdings, Inc.	3,205	58,012	0.56

		170,867

Interactive Media & Services
QuinStreet, Inc.	2,834	60,770	0.58

Common Stocks - Long	Shares	Value	Percentage of Basket Value
IT Services
Cardtronics PLC, Class A	2,047	$ 72,247	0.69%
DXC Technology Co.	2,304	59,330	0.57

		131,577

Leisure Products
Vista Outdoor, Inc.	2,542	60,395	0.58

Life Sciences Tools & Services
Syneos Health, Inc.	824	56,164	0.54

Machinery
AGCO Corp.	560	57,760	0.55
Crane Co.	731	56,765	0.54

		114,525

Media
AMC Networks, Inc., Class A	1,588	56,792	0.54

Metals & Mining
Warrior Met Coal, Inc.	2,776	59,192	0.57

Oil, Gas & Consumable Fuels
Antero Midstream Corp.	7,385	56,938	0.54
Dorian LPG, Ltd.	4,870	59,362	0.57
QEP Resources, Inc.	29,246	69,899	0.67
Renewable Energy Group, Inc.	863	61,102	0.58

		247,301

Pharmaceuticals
Viatris, Inc.	3,006	56,328	0.54

Semiconductors & Semiconductor Equipment
First Solar, Inc.	569	56,269	0.54
SMART Global Holdings, Inc.	1,606	60,416	0.58

		116,685

Software
Ebix, Inc.	1,507	57,214	0.55
NortonLifeLock, Inc.	2,769	57,537	0.55
Progress Software Corp.	1,263	57,096	0.55

		171,847

Specialty Retail
Asbury Automotive Group, Inc.	419	61,079	0.58
Michaels Cos., Inc.	5,022	65,334	0.63

		126,413

Textiles, Apparel & Luxury Goods
G-III Apparel Group, Ltd.	2,362	56,080	0.54

Thrifts & Mortgage Finance
Mr. Cooper Group, Inc.	1,919	59,553	0.57

TOTAL COMMON STOCKS - LONG		$ 2,981,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

(f)	The significant reference entities underlying the corresponding total return swap as of December 31, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Seagate Technology PLC	1,856	$115,395	1.01%
Universal Health Services, Inc., Class B	855	117,620	1.03

		233,015

Banks
Baker Hughes Co.	5,820	121,352	1.06
Bank of New York Mellon Corp.	2,836	120,376	1.05
Huntington Ingalls Industries, Inc.	681	116,049	1.01

		357,777

Biotechnology
Discovery, Inc., Class C	4,539	118,868	1.04

Capital Markets
Anthem, Inc.	357	114,487	1.00
Invesco, Ltd.	6,800	118,519	1.04

		233,006

Chemicals
Kimco Realty Corp.	7,562	113,511	0.99
Unum Group	4,977	114,163	1.00

		227,674

Communications Equipment
Cisco Systems, Inc.	2,571	115,034	1.01
Hewlett Packard Enterprise Co.	9,993	118,419	1.04

		233,453

Construction & Engineering
Juniper Networks, Inc.	5,113	115,093	1.01

Containers & Packaging
Viatris, Inc.	6,580	123,307	1.08

Electric Utilities
Amcor PLC	9,707	114,253	1.00
Lennar Corp.	1,528	116,509	1.02
Mohawk Industries, Inc.	883	124,482	1.09

		355,244

Energy Equipment & Services
Everest Re Group, Ltd.	485	113,563	0.99

Equity Real Estate Investment Trusts
Exelon Corp.	2,713	114,555	1.00
Hartford Financial Services Group, Inc.	2,464	120,669	1.05
Iron Mountain, Inc.	4,109	121,127	1.06

		356,351

Food & Staples Retailing
Micron Technology, Inc.	1,669	125,438	1.10

Food Products
Western Digital Corp.	2,368	131,149	1.15

Health Care Providers & Services
Eastman Chemical Co.	1,133	113,623	0.99
Nielsen Holdings PLC	6,939	144,813	1.27

		258,436

Household Durables
DXC Technology Co.	5,055	130,173	1.14

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Household Durables (continued)
Walgreens Boots Alliance, Inc.	2,910	$116,056	1.01%

		246,229

Insurance
CBRE Group, Inc., Class A	1,816	113,884	1.00
Citizens Financial Group, Inc.	3,329	119,048	1.04
NRG Energy, Inc.	3,355	125,981	1.10

		358,913

IT Services
Hanesbrands, Inc.	7,915	115,406	1.01
International Business Machines Corp.	909	114,395	1.00
LyondellBasell Industries NV, Class A	1,305	119,623	1.05

		349,424

Machinery
FirstEnergy Corp.	4,119	126,094	1.10

Media
Alexion Pharmaceuticals, Inc.	916	143,159	1.25
Citigroup, Inc.	2,018	124,413	1.09
Leidos Holdings, Inc.	1,101	115,755	1.01
NetApp, Inc.	2,067	136,887	1.20

		520,214

Oil, Gas & Consumable Fuels
Westinghouse Air Brake Technologies Corp.	1,548	113,317	0.99

Pharmaceuticals
ONEOK, Inc.	3,069	117,785	1.03

Professional Services
ViacomCBS, Inc., Class B	3,078	114,694	1.00

Real Estate Management & Development
SL Green Realty Corp.	1,911	113,834	1.00

Semiconductors & Semiconductor Equipment
Kraft Heinz Co.	3,377	117,057	1.02

Technology Hardware, Storage & Peripherals
Discovery, Inc., Class A	4,044	121,690	1.06
Fifth Third Bancorp	4,272	117,776	1.03
Interpublic Group of Cos., Inc.	4,911	115,508	1.01
Quanta Services, Inc.	1,600	115,219	1.01
Textron, Inc.	2,453	118,546	1.04
Xerox Holdings Corp.	5,051	117,126	1.02

		705,865

Textiles, Apparel & Luxury Goods
HP, Inc.	5,001	122,976	1.08

TOTAL COMMON STOCKS - LONG		$ 5,988,776

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	597	03/31/2021	$75,068,251	$75,319,946	$251,695	$—
10-Year U.S. Treasury Note	836	03/22/2021	115,190,033	115,433,312	243,279	—
BIST 30 Index	3,901	02/26/2021	8,569,798	8,704,169	134,371	—
EURO STOXX 50® Index	400	12/16/2022	3,648,853	4,740,002	1,091,149	—
WTI Crude (R)	91	11/19/2021	4,074,188	4,338,880	264,692	—

Total					$1,985,186	$—

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Note	(576)	03/22/2021	$(89,628,322)	$(90,063,000)	$—	$(434,678)
EURO STOXX 50® Index	(587)	03/19/2021	(24,987,049)	(25,457,355)	—	(470,306)
Euro-BTP Italy Government Bond	(163)	03/08/2021	(30,139,828)	(30,269,594)	—	(129,766)
FTSE 100 Index	(17)	03/19/2021	(1,511,175)	(1,492,490)	18,685	—
MSCI Emerging Markets Index	(273)	03/19/2021	(17,110,287)	(17,583,930)	—	(473,643)
Nikkei 225 Index	(146)	03/11/2021	(18,972,882)	(19,449,228)	—	(476,346)
S&P 500® E-Mini Index	(882)	03/19/2021	(162,111,295)	(165,322,080)	—	(3,210,785)
U.S. Treasury Ultra Bond	(169)	03/22/2021	(36,584,009)	(36,092,063)	491,946	—

Total					$510,631	$(5,195,524)

Total Futures Contracts					$2,495,817	$(5,195,524)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	02/26/2021	USD	9,159,657	AUD	12,506,751	$—	$(487,209)
BCLY	02/26/2021	USD	192,756	CAD	249,879	—	(3,584)
BCLY	02/26/2021	USD	544,013	JPY	56,536,633	—	(3,874)
BCLY	02/26/2021	CHF	2,784,000	USD	3,066,974	82,932	—
BCLY	02/26/2021	NZD	21,450	USD	14,958	480	—
BCLY	03/18/2021	USD	3,009,176	COP	10,381,658,702	—	(24,181)
BCLY	03/18/2021	USD	722,740	SGD	963,548	—	(6,400)
BNP	02/25/2021	THB	57,544,000	USD	1,891,887	29,013	—
BNP	02/26/2021	CAD	36,300	USD	28,470	52	—
BNP	02/26/2021	COP	2,054,215,000	USD	560,840	39,992	—
BNP	02/26/2021	KRW	7,399,962,900	USD	6,637,095	177,411	—
BNP	02/26/2021	SGD	2,510,308	USD	1,868,520	31,009	—
BNP	03/18/2021	USD	3,298,262	EUR	2,691,536	4,275	—
BNP	03/18/2021	USD	2,832,451	INR	210,802,306	—	(27,941)
BNP	03/18/2021	USD	4,688,774	JPY	485,347,948	—	(16,004)
BNP	03/18/2021	USD	3,081,055	KRW	3,352,065,095	—	(5,674)
BNP	03/18/2021	USD	2,916,535	RUB	215,250,484	29,316	—
BNP	03/18/2021	USD	585,643	SGD	780,718	—	(5,145)
BNP	03/18/2021	USD	10,177,610	TWD	282,868,362	107,143	—
BNP	03/18/2021	DKK	714,296	USD	116,939	510	—
BNP	03/18/2021	CZK	2,606,976	USD	120,514	918	—
BNP	03/18/2021	HKD	6,940,607	USD	895,424	1	—
BNP	03/18/2021	JPY	470,304,446	USD	4,552,488	6,463	—
BNP	03/18/2021	EUR	448,617	USD	550,108	—	(1,077)
BOA	02/26/2021	CNH	232,654,000	USD	35,158,448	486,921	—
BOA	02/26/2021	JPY	1,937,598,322	USD	18,561,007	215,930	—
GSI	02/26/2021	EUR	26,493,902	USD	31,465,562	942,044	—
GSI	03/18/2021	USD	25,841,788	BRL	133,653,726	157,177	—
GSI	03/18/2021	USD	2,598,065	CLP	1,907,057,501	—	(86,329)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSI	03/18/2021	USD	4,197,321	EUR	3,445,745	$—	$(19,692)
GSI	03/18/2021	USD	3,471,894	JPY	359,657,979	—	(14,493)
GSI	03/18/2021	BRL	163,412,123	USD	32,154,725	—	(751,359)
GSI	03/18/2021	CHF	686,572	USD	777,007	319	—
GSI	03/18/2021	HKD	5,386,453	USD	694,950	—	(30)
GSI	03/18/2021	CAD	424,423	USD	333,465	36	—
GSI	03/18/2021	SEK	2,192,028	USD	262,056	4,597	—
HSBC	02/26/2021	NZD	475,000	USD	336,255	5,603	—
JPM	02/26/2021	USD	446,523	GBP	334,607	—	(11,218)
JPM	02/26/2021	GBP	4,325,475	USD	5,771,486	145,744	—
JPM	02/26/2021	JPY	8,158,500	USD	79,082	—	(20)
JPM	02/26/2021	PEN	1,940,000	USD	540,736	—	(4,688)
JPM	02/26/2021	NOK	3,502,701	USD	386,906	21,541	—
JPM	02/26/2021	SEK	10,565,000	USD	1,223,164	61,711	—
JPM	02/26/2021	RON	2,215,000	USD	536,575	17,759	—
JPM	03/18/2021	USD	26,739,090	EUR	21,951,113	—	(125,383)
JPM	03/18/2021	USD	682,024	JPY	70,652,127	—	(2,850)
JPM	03/18/2021	GBP	4,081,750	USD	5,473,998	110,533	—
JPM	03/18/2021	CHF	4,347,136	USD	4,919,689	2,072	—
JPM	08/12/2021	USD	3,522,696	CNH	24,105,162	—	(132,086)
JPM	08/12/2021	CNH	309,756,894	USD	43,777,385	3,187,410	—
RBC	02/26/2021	AUD	525,000	USD	391,145	13,805	—
RBC	02/26/2021	CAD	575,000	USD	447,138	4,662	—
SSB	02/26/2021	USD	4,202,604	GBP	3,143,047	—	(97,070)
UBS	02/26/2021	USD	1,289,463	MXN	26,212,424	—	(19,466)
UBS	02/26/2021	USD	2,405,692	NZD	3,448,319	—	(76,070)
UBS	02/26/2021	GBP	31,900	USD	42,729	910	—
UBS	02/26/2021	MXN	2,191,583	USD	107,529	1,908	—
UBS	02/26/2021	CZK	12,035,000	USD	542,450	18,065	—
UBS	02/26/2021	CAD	1,191,196	USD	909,404	26,565	—
UBS	03/18/2021	USD	124,187	AUD	164,573	—	(2,772)
UBS	03/18/2021	USD	25,267,135	EUR	20,742,407	—	(118,085)
UBS	03/18/2021	USD	2,910,906	HUF	851,831,619	41,681	—
UBS	03/18/2021	USD	1,579,618	JPY	163,638,127	—	(6,628)
UBS	03/18/2021	USD	4,623,956	MXN	93,937,533	—	(54,874)
UBS	03/18/2021	USD	2,911,887	SGD	3,882,206	—	(25,871)
UBS	03/18/2021	USD	2,886,280	TRY	23,473,989	—	(175,859)
UBS	03/18/2021	GBP	3,827,093	USD	5,204,352	31,765	—
UBS	03/18/2021	ILS	4,804,124	USD	1,477,880	19,199	—
UBS	03/18/2021	CAD	1,721,766	USD	1,350,580	2,343	—
UBS	03/18/2021	EUR	13,502,116	USD	16,578,841	—	(54,520)
UBS	03/18/2021	JPY	558,972,744	USD	5,418,562	—	(94)
UBS	03/18/2021	TRY	197,107,835	USD	26,013,819	—	(301,464)
UBS	03/18/2021	HKD	5,127,082	USD	661,547	—	(89)
UBS	03/18/2021	CHF	605,697	USD	687,604	—	(1,843)
UBS	03/18/2021	AUD	890,154	USD	684,262	2,443	—
UBS	03/18/2021	USD	3,145,779	ZAR	47,396,037	—	(47,403)

Total						$6,032,258	$(2,711,345)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	17.8%	$280,765,389
U.S. Government Obligations	7.1	111,743,489
Banks	6.2	98,094,063
U.S. Government Agency Obligations	3.6	56,621,637
Software	2.6	40,308,937
Oil, Gas & Consumable Fuels	2.3	36,356,895
Hotels, Restaurants & Leisure	1.9	29,816,061
Pharmaceuticals	1.8	28,983,689
Insurance	1.8	28,273,168
Automobiles	1.6	25,721,289
IT Services	1.6	25,619,493
Metals & Mining	1.6	25,443,418
Technology Hardware, Storage & Peripherals	1.5	24,356,141
Semiconductors & Semiconductor Equipment	1.5	23,459,817
Equity Real Estate Investment Trusts	1.4	21,597,752
Health Care Equipment & Supplies	1.3	19,617,986
Diversified Telecommunication Services	1.2	19,398,109
Interactive Media & Services	1.2	18,841,303
Capital Markets	1.2	18,713,246
Internet & Direct Marketing Retail	1.2	18,394,649
Electric Utilities	1.0	15,807,361
Chemicals	0.9	14,408,530
Beverages	0.9	14,229,317
Textiles, Apparel & Luxury Goods	0.8	12,965,368
Health Care Providers & Services	0.8	12,753,093
Food Products	0.8	12,684,659
Machinery	0.7	11,642,228
Biotechnology	0.7	11,236,335
Media	0.7	11,134,740
Aerospace & Defense	0.6	9,714,182
Entertainment	0.6	9,506,501
Specialty Retail	0.6	8,962,407
Food & Staples Retailing	0.5	8,130,071
Electrical Equipment	0.5	7,918,781
Road & Rail	0.5	7,879,846
Auto Components	0.5	7,675,409
Industrial Conglomerates	0.5	7,444,752
Multi-Utilities	0.4	6,981,093
Diversified Financial Services	0.4	6,961,095
Household Products	0.4	6,929,745
Paper & Forest Products	0.4	6,488,913
Mortgage-Backed Securities	0.4	6,441,256
Household Durables	0.4	6,159,959
Real Estate Management & Development	0.4	5,853,564
Asset-Backed Securities	0.4	5,617,206
Airlines	0.3	5,365,865
Personal Products	0.3	5,350,570
Life Sciences Tools & Services	0.3	5,031,331
Tobacco	0.3	4,968,304
Wireless Telecommunication Services	0.3	4,877,466
Professional Services	0.3	4,853,786
Building Products	0.3	4,141,325
Consumer Finance	0.3	4,030,580
Air Freight & Logistics	0.2	3,763,363
Construction Materials	0.2	3,718,770
Communications Equipment	0.2	3,575,580
Multiline Retail	0.2	3,092,016

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Electronic Equipment, Instruments & Components	0.2%		$2,997,524
Transportation Infrastructure	0.2		2,462,132
Trading Companies & Distributors	0.2		2,300,002
Commercial Services & Supplies	0.2		2,291,037
Construction & Engineering	0.2		2,260,769
Containers & Packaging	0.1		1,563,694
Gas Utilities	0.1		839,528
Energy Equipment & Services	0.1		816,207
Water Utilities	0.0	(A)	634,206
Health Care Technology	0.0	(A)	594,545
Marine	0.0	(A)	583,375
Independent Power & Renewable Electricity Producers	0.0	(A)	362,522
Distributors	0.0	(A)	246,322
Mortgage Real Estate Investment Trusts	0.0	(A)	204,360
Thrifts & Mortgage Finance	0.0	(A)	185,878
Leisure Products	0.0	(A)	178,770

Investments	79.7		1,258,942,769
Short-Term Investments	20.3		320,646,436

Total Investments	100.0%		$1,579,589,205

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Common Stocks	$430,393,286	$217,805,661	$345,848	$648,544,795
Preferred Stocks	—	2,863,985	3,827,841	6,691,826
Warrants	7,743	4,735	—	12,478
Asset-Backed Securities	—	5,617,206	—	5,617,206
Convertible Bonds	—	9,187	246,000	255,187
Corporate Debt Securities	—	138,647,043	3,547,021	142,194,064
Foreign Government Obligations	—	280,765,389	—	280,765,389
Loan Assignments	—	55,442	—	55,442
Mortgage-Backed Securities	—	6,441,256	—	6,441,256
U.S. Government Agency Obligations	—	56,621,637	—	56,621,637
U.S. Government Obligations	—	111,743,489	—	111,743,489
Short-Term U.S. Government Obligation	—	374,871	—	374,871
Other Investment Company	14,531,844	—	—	14,531,844
Repurchase Agreements	—	305,739,721	—	305,739,721

Total Investments	$444,932,873	$1,126,689,622	$7,966,710	$1,579,589,205

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$6,486,365	$—	$6,486,365
Over-the-Counter Total Return Swap Agreements	—	41,876,062	—	41,876,062
Futures Contracts (X)	2,495,817	—	—	2,495,817
Forward Foreign Currency Contracts (X)	—	6,032,258	—	6,032,258

Total Other Financial Instruments	$2,495,817	$54,394,685	$—	$56,890,502

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(4,831,458)	$—	$(4,831,458)
Futures Contracts (X)	(5,195,524)	—	—	(5,195,524)
Forward Foreign Currency Contracts (X)	—	(2,711,345)	—	(2,711,345)

Total Other Financial Instruments	$(5,195,524)	$(7,542,803)	$—	$(12,738,327)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (I)	$—	$—	$0	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $47,551,076, collateralized by cash collateral of $14,531,844 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $34,445,104. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Restricted securities. At December 31, 2020, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Quintis Pty, Ltd.	10/25/2018	$1,059,498	$345,848	0.0	%(A)

Common Stocks	Fieldwood Energy, Inc.	04/11/2018	586,694	0	0.0

Preferred Stocks	Palantir Technologies, Inc., 0.00%	05/02/2014	1,043,326	3,827,841	0.2

Convertible Bonds	REI Agro, Ltd. 5.50%, 11/13/2014	05/02/2014	395,548	6,698	0.0	(A)

Corporate Debt Securities	Quintis Australia Pty, Ltd., PIK Rate 0.00%, Cash Rate 12.00%, 10/01/2028	07/20/2016	3,264,377	3,336,317	0.2

Corporate Debt Securities	Quintis Australia Pty, Ltd. PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026	07/20/2016 - 10/01/2020	206,618	210,704	0.0	(A)

Total			$6,556,061	$7,727,408	0.4%

(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the total value of securities is $8,031,083, representing 0.5% of the Portfolio’s net assets.
(F)	Securities are Level 3 of the fair value hierarchy.
(G)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $38,545,916, representing 2.5% of the Portfolio’s net assets.
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(J)	Securities deemed worthless.
(K)	Rates disclosed reflect the yields at December 31, 2020.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(L)	For the year ended December 31, 2020, the valuation technique changed for certain investments in Preferred Stocks with a total value of $3,827,841 from using market comparable and market transactions to using a recent market transaction and discounted cash flow techniques. This was considered to be a more relevant measure of fair value as of December 31, 2020.
(M)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(N)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2020, the total value of Regulation S securities is $181,271,906, representing 11.7% of the Portfolio’s net assets.
(O)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2020, the total value of such securities is $310,629, representing less than 0.1% of the Portfolio’s net assets.
(P)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(Q)	Perpetual maturity. The date displayed is the next call date.
(R)	All or a portion of investments is owned by Transamerica Cayman Morgan Stanley Global Allocation Ltd., a wholly-owned subsidiary of the Portfolio.
(S)	All or a portion of the security represents unsettled loan commitments at December 31, 2020 where the rate will be determined at time of settlement.
(T)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $196,932.
(U)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(V)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2020. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (offshore)
COP	Columbian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CURRENCY ABBREVIATIONS (continued):

RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
RBC	Royal Bank of Canada
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
BIST	Borsa Istanbul (Sole Exchange Entity of Turkey)
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
SOFR	Secured Overnight Financing Rate
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined
TIIE	Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $1,089,427,356) (including securities loaned of $47,551,076)	$1,273,849,484
Repurchase agreement, at value (cost $305,739,721)	305,739,721
Cash collateral pledged at custodian for:
OTC derivatives (A)	660,000
Cash collateral pledged at broker for:
Securities sold short	2,669,847
Centrally cleared swap agreements	15,135,000
Futures contracts	17,542,168
OTC swap agreements, at value	41,876,062
Foreign currency, at value (cost $11,240,811)	12,030,188
Receivables and other assets:
Investments sold	25,852,403
Net income from securities lending	7,354
Shares of beneficial interest sold	16
Dividends	557,385
Interest	3,584,776
Tax reclaims	603,611
Due from broker	2,390,000
Unrealized appreciation on forward foreign currency contracts	6,032,258
Other assets	24,371

Total assets	1,708,554,644

Liabilities:
Cash collateral received upon return of:
Securities on loan	14,531,844
Cash collateral at broker for:
OTC derivatives (A)	36,320,000
OTC swap agreements, at value	4,831,458
Payables and other liabilities:
Investments purchased	43,513,378
When-issued, delayed-delivery, forward and TBA commitments purchased	52,389,844
Dividends and/or distributions	158
Shares of beneficial interest redeemed	285,993
Foreign capital gains tax	48,920
Due to custodian	2,688,439
Investment management fees	839,015
Distribution and service fees	263,801
Transfer agent costs	2,275
Trustees, CCO and deferred compensation fees	7,149
Audit and tax fees	42,830
Custody fees	157,893
Legal fees	1,975
Printing and shareholder reports fees	94,897
Other accrued expenses	32,498
Variation margin payable on centrally cleared swap agreements	10,581
Variation margin payable on futures contracts	343,982
Unrealized depreciation on forward foreign currency contracts	2,711,345

Total liabilities	159,118,275

Net assets	$1,549,436,369

Net assets consist of:
Capital stock ($0.01 par value)	$1,033,377
Additional paid-in capital	1,181,692,561
Total distributable earnings (accumulated losses)	366,710,431

Net assets	$1,549,436,369

Net assets by class:
Initial Class	$294,447,655
Service Class	1,254,988,714

Shares outstanding:
Initial Class	29,667,844
Service Class	73,669,893

Net asset value and offering price per share:
Initial Class	$9.92
Service Class	17.04

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$13,364,574
Interest income	7,879,183
Net income from securities lending	225,092
Withholding taxes on foreign income	(754,400)

Total investment income	20,714,449

Expenses:
Investment management fees	10,350,754
Distribution and service fees:
Service Class	2,869,881
Transfer agent costs	21,425
Trustees, CCO and deferred compensation fees	46,025
Audit and tax fees	68,787
Custody fees	587,405
Legal fees	112,809
Printing and shareholder reports fees	102,374
Dividends, interest and fees for borrowings from securities sold short	1,463,439
Other	143,260

Total expenses before waiver and/or reimbursement and recapture	15,766,159

Expenses waived and/or reimbursed:
Initial Class	(109,837)
Service Class	(385,872)

Net expenses	15,270,450

Net investment income (loss)	5,443,999

Net realized gain (loss) on:
Investments	56,162,745	(A)
Written options and swaptions	544,548
Swap agreements	99,476,476
Futures contracts	(2,836,388)
Forward foreign currency contracts	(8,252,087)
Foreign currency transactions	981,665

Net realized gain (loss)	146,076,959

Net change in unrealized appreciation (depreciation) on:
Investments	37,064,709	(B)
Securities sold short	55,182
Written options and swaptions	(1,225,445)
Swap agreements	43,601,280
Futures contracts	(2,581,065)
Forward foreign currency contracts	319,188
Translation of assets and liabilities denominated in foreign currencies	881,962

Net change in unrealized appreciation (depreciation)	78,115,811

Net realized and change in unrealized gain (loss)	224,192,770

Net increase (decrease) in net assets resulting from operations	$229,636,769

(A)	Includes net of realized foreign capital gains tax of $623.
(B)	Includes net change in foreign capital gains tax of $(47,789).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$5,443,999	$22,416,588
Net realized gain (loss)	146,076,959	53,688,611
Net change in unrealized appreciation (depreciation)	78,115,811	192,375,643

Net increase (decrease) in net assets resulting from operations	229,636,769	268,480,842

Dividends and/or distributions to shareholders:
Initial Class	(22,216,285)	(37,958,802)
Service Class	(53,733,830)	(60,164,906)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(75,950,115)	(98,123,708)

Capital share transactions:
Proceeds from shares sold:
Initial Class	13,002,752	15,013,937
Service Class	9,225,957	5,204,644

	22,228,709	20,218,581

Dividends and/or distributions reinvested:
Initial Class	22,216,285	37,958,802
Service Class	53,733,830	60,164,906

	75,950,115	98,123,708

Cost of shares redeemed:
Initial Class	(228,542,670)	(13,907,611)
Service Class	(156,286,553)	(156,944,911)

	(384,829,223)	(170,852,522)

Net increase (decrease) in net assets resulting from capital share transactions	(286,650,399)	(52,510,233)

Net increase (decrease) in net assets	(132,963,745)	117,846,901

Net assets:
Beginning of year	1,682,400,114	1,564,553,213

End of year	$1,549,436,369	$1,682,400,114

Capital share transactions - shares:
Shares issued:
Initial Class	1,506,604	1,656,487
Service Class	643,433	359,097

	2,150,037	2,015,584

Shares reinvested:
Initial Class	2,490,615	4,497,488
Service Class	3,505,142	4,291,363

	5,995,757	8,788,851

Shares redeemed:
Initial Class	(26,845,874)	(1,541,658)
Service Class	(10,546,376)	(10,842,204)

	(37,392,250)	(12,383,862)

Net increase (decrease) in shares outstanding:
Initial Class	(22,848,655)	4,612,317
Service Class	(6,397,801)	(6,191,744)

	(29,246,456)	(1,579,427)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$9.08	$8.41		$9.45	$8.47	$8.24

Investment operations:
Net investment income (loss) (A)	0.06	0.14		0.14	0.12	0.11	(B)
Net realized and unrealized gain (loss)	1.56	1.33		(0.81)	1.05	0.28

Total investment operations	1.62	1.47		(0.67)	1.17	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.18)		(0.21)	(0.19)	(0.08)
Net realized gains	(0.59)	(0.62)		(0.16)	—	(0.08)

Total dividends and/or distributions to shareholders	(0.78)	(0.80)		(0.37)	(0.19)	(0.16)

Net asset value, end of year	$9.92	$9.08		$8.41	$9.45	$8.47

Total return	18.59%	18.20%		(7.40)%	13.75%	4.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$294,447	$476,636		$402,850	$525,413	$436,406
Expenses to average net assets (C)
Excluding waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.87%	0.77%		0.82%	0.84%	0.83%
Including waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.83%	0.76%		0.80%	0.81%	0.81	%(B)
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	0.75%	0.76	%(D)	0.79%	0.79%	0.80	%(B)
Net investment income (loss) to average net assets	0.62%	1.55%		1.47%	1.30%	1.35	%(B)
Portfolio turnover rate	151%	190%		160%	114%	120%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Dividends and interest from securities sold short rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$15.06	$13.47		$14.91	$13.27	$12.82

Investment operations:
Net investment income (loss) (A)	0.05	0.19		0.18	0.15	0.14	(B)
Net realized and unrealized gain (loss)	2.67	2.16		(1.29)	1.64	0.44

Total investment operations	2.72	2.35		(1.11)	1.79	0.58

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.14)		(0.17)	(0.15)	(0.05)
Net realized gains	(0.59)	(0.62)		(0.16)	—	(0.08)

Total dividends and/or distributions to shareholders	(0.74)	(0.76)		(0.33)	(0.15)	(0.13)

Net asset value, end of year	$17.04	$15.06		$13.47	$14.91	$13.27

Total return	18.34%	17.85%		(7.62)%	13.49%	4.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,254,989	$1,205,764		$1,161,703	$1,443,353	$1,329,337
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.13%	1.02%		1.07%	1.09%	1.08%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.09%	1.01%		1.05%	1.06%	1.06	%(B)
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	0.99%	1.01	%(D)	1.04%	1.04%	1.05	%(B)
Net investment income (loss) to average net assets	0.30%	1.31%		1.21%	1.05%	1.10	%(B)
Portfolio turnover rate	151%	190%		160%	114%	120%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Dividends and interest from securities sold short rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation VP (formerly, Transamerica BlackRock Global Allocation VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information. The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. (the “Subsidiary”) is organized under the laws of the Cayman Islands and is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. The principal purpose of investment in the Subsidiary is to allow the Portfolio noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

At December 31, 2020, the net assets of the Subsidiary as a percentage of the Portfolio’s net assets is as follows:

Subsidiary Net Assets	Percentage of Net Assets
$ 123,662,881	7.98%

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s consolidated financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Consolidated Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Consolidated Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

4. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. INVESTMENT VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. INVESTMENT VALUATION (continued)

by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2020. Open funded loan participations and assignments at December 31, 2020, if any, are included within the Consolidated Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Consolidated Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2020, if any, are identified within the Consolidated Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. SECURITIES AND OTHER INVESTMENTS (continued)

transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Consolidated Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Consolidated Statement of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Consolidated Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Consolidated Schedule of Investments.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Consolidated Statement of Operations.

Open short sale transactions at December 31, 2020, if any, are included within the Consolidated Schedule of Investments and are reflected in Securities sold short, at value within the Consolidated Statement of Assets and Liabilities .

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$8,194,906	$—	$—	$—	$8,194,906
Corporate Debt Securities	1,108,343	—	—	—	1,108,343
Foreign Government Obligations	2,881,209	—	—	—	2,881,209
U.S. Government Obligations	2,347,386	—	—	—	2,347,386
Total Securities Lending Transactions	$14,531,844	$—	$—	$—	$14,531,844
Total Borrowings	$14,531,844	$—	$—	$—	$14,531,844

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2020, if any, are included within the Consolidated Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Consolidated Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Consolidated Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Consolidated Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Equity basket total return swap agreements: The Portfolio may enter into equity basket total return swap agreements to obtain exposure to a portfolio of long and/or short securities. Under the terms of the agreements, the swaps are designed to function as a portfolio of direct investments in long and/or short equity or fixed income positions. An equity basket total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return on an underlying basket of equity securities for typically fixed or floating interest payments. Equity basket total return swap agreements typically reset on a monthly basis and are privately negotiated in the OTC market. The swaps are entered into as bilateral swap agreements and are traded between counterparties, and as such, subject to counterparty risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2020, if any, is listed within the Consolidated Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2020, if any, are listed within the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$6,486,365	$—	$—	$—	$—	$6,486,365
OTC swaps:
OTC swap agreements, at value	—	—	41,876,062	—	—	41,876,062
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	2,078,069	—	153,056	—	264,692	2,495,817
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	6,032,258	—	—	—	6,032,258
Total	$8,564,434	$6,032,258	$42,029,118	$—	$264,692	$56,890,502

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
OTC swaps:
OTC swap agreements, at value	$—	$—	$(4,831,458)	$—	$—	$(4,831,458)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(564,444)	—	(4,631,080)	—	—	(5,195,524)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(2,711,345)	—	—	—	(2,711,345)
Total	$(564,444)	$(2,711,345)	$(9,462,538)	$—	$—	$(12,738,327)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(C)

Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(1,200,830)	$(862,107)	$2,629,024	$—	$—	$566,087
Written options and swaptions	871,682	1,108,546	(1,435,680)	—	—	544,548
Swap agreements	(37,338,482)	—	136,122,807	692,151	—	99,476,476
Futures contracts	11,573,510	—	(16,920,751)	—	2,510,853	(2,836,388)
Forward foreign currency contracts	—	(8,252,087)	—	—	—	(8,252,087)
Total	$(26,094,120)	$(8,005,648)	$120,395,400	$692,151	$2,510,853	$89,498,636

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$1,139,041	$235,937	$(401,354)	$—	$—	$973,624
Written options and swaptions	(534,125)	(78,075)	(613,245)	—	—	(1,225,445)
Swap agreements	6,402,305	—	37,013,394	185,581	—	43,601,280
Futures contracts	1,583,091	—	(4,428,848)	—	264,692	(2,581,065)
Forward foreign currency contracts	—	319,188	—	—	—	319,188
Total	$8,590,312	$477,050	$31,569,947	$185,581	$264,692	$41,087,582

(A)	Included within Net realized gain (loss) on Investments in the Consolidated Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$1,685,670
Average notional value of swaption contracts purchased	84,575,255
Average value of option contracts written	(2,296,244)
Average notional value of swaption contracts written	(76,883,717)
Credit default swaps:
Average notional value – buy protection	20,758,968
Average notional value – sell protection	1,416,769
Interest rate swaps:
Average notional value – pays fixed rate	41,504,009
Average notional value – receives fixed rate	50,665,699
Total return swaps:
Average notional value – long	338,906,436
Average notional value – short	86,561,826
Futures contracts:
Average notional value of contracts – long	130,691,791
Average notional value of contracts – short	(199,023,097)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	229,145,459
Average contract amounts sold – in USD	154,526,560
Average cross currency contract amounts – in USD	3,019,535

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Consolidated Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Consolidated Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Barclays Bank PLC	$27,730,476	$(525,248)	$(26,060,000)	$1,145,228	$525,248	$(525,248)	$—	$—
BNP Paribas	426,103	(55,841)	(170,000)	200,262	55,841	(55,841)	—	—
Goldman Sachs International	1,104,173	(871,903)	(232,270)	—	871,903	(871,903)	—	—
JPMorgan Chase Bank, N.A.	17,775,768	(5,107,703)	—	12,668,065	5,107,703	(5,107,703)	—	—
UBS AG	144,879	(144,879)	—	—	885,038	(144,879)	—	740,159
Other Derivatives (C)	9,709,103	—	—	9,709,103	5,292,594	—	—	5,292,594

Total	$56,890,502	$(6,705,574)	$(26,462,270)	$23,722,658	$12,738,327	$(6,705,574)	$—	$6,032,753

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Consolidated Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. RISK FACTORS (continued)

healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Emerging market risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Consolidated Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2020
First $500 million	0.66%
Over $500 million up to $750 million	0.65
Over $750 million up to $1 billion	0.64
Over $1 billion up to $3 billion	0.63
Over $3 billion	0.59
Prior to May 1, 2020
First $3 billion	0.71%
Over $3 billion up to $5 billion	0.70
Over $5 billion	0.69

The Subsidiary entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the year ended December 31, 2020, the amount waived is $495,709 for the Subsidiary and is not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Consolidated Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Consolidated Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,571,801,050	$ 194,364,198	$ 1,754,748,445	$ 270,830,363

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market, futures contracts mark to market, passive foreign investment companies, defaulted bond income accruals, premium amortization accruals, swap income receivable and payable, current year option straddle loss deferral, current year future straddle loss deferral and subpart F income. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to the reversal of book income from Cayman subsidiary. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
3,279,959	(3,279,959)

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,410,160,251	$ 289,522,627	$ (70,698,508)	$ 218,824,119

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 59,427,980	$ 16,522,135	$ —	$ 19,869,093	$ 78,254,615	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 132,701,895	$ 16,809,317	$ —	$ —	$ (463,179)	$ 217,662,398

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

12. CUSTODY OUT-OF-POCKET EXPENSE (continued)

result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

14. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation VP

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation VP (formerly, Transamerica BlackRock Global Allocation VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $16,522,135 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

(unaudited)

MARKET ENVIRONMENT

The economic landscape was justifiably dominated by the COVID-19 pandemic throughout most of the developed world during 2020. Many countries were hard hit by the virus from both health and economic perspectives. The MSCI EAFE Index (the “Index”) started the year down substantially in the first quarter as COVID-19 emerged and uncertainty followed. Companies began altering the ways that they operate amid everchanging social distancing and lockdown orders. The Index recovered a majority of first quarter losses in the second and third quarters before strong fourth quarter results pushed the Index into positive territory for the calendar year. Both consumers and businesses learned to adapt to the new terrain throughout the year. For the overall calendar year, the Index gained 8.28%, buoyed by the increased demand for technology stocks, the U.S. presidential election results, increased BREXIT clarity, and the promise of multiple effective COVID-19 vaccines, which came to fruition as the year ended.

PERFORMANCE

For the year ended December 31, 2020, Transamerica MSCI EAFE Index VP, Service Class returned 7.81%. By comparison, its benchmark, the MSCI EAFE Index, returned 8.28%.

STRATEGY REVIEW

The investment objective of Transamerica MSCI EAFE Index VP (the “Portfolio”) is to track investment results that, before expenses, correspond generally to the price and yield performance of the Portfolio’s benchmark, the MSCI EAFE Index (the “Index”). The Index is composed of large- and mid-capitalization equities from developed market countries, excluding the U.S. and Canada.

After expenses, the Portfolio underperformed its benchmark for the year ended December 31, 2020. The primary drivers of Portfolio performance variation from the Index during the year were expenses, slight mismatches in security weightings versus the Index, cash and futures drag, dividend tax withholding differences and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance during the year were LVMH Moet Hennessy Louis Vuitton SE, ASML Holding NV, and SoftBank Group Corp. The top negative contributors to the Portfolio’s performance during the year were Royal Dutch Shell PLC Class A, HSBC Holdings PLC, and BP PLC.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feehily, CFA

Dwayne Hancock, CFA

Keith Richardson

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Preferred Stocks	0.6
Right	0.0	*
Warrant	0.0	*
Net Other Assets (Liabilities) ^	1.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Initial Class	8.12%	2.73%	01/12/2018
Service Class	7.81%	6.23%	05/01/2017
MSCI EAFE Index (A)	8.28%	7.67%

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,210.80	$1.00	$1,024.20	$0.92	0.18%
Service Class	1,000.00	1,210.10	2.39	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 98.3%
Australia - 7.0%
Afterpay, Ltd. (A)	855	$ 77,724
AGL Energy, Ltd.	2,583	23,842
AMP, Ltd.	14,831	17,823
Ampol, Ltd.	1,068	23,420
APA Group	4,874	36,265
Aristocrat Leisure, Ltd.	2,430	58,347
ASX, Ltd.	792	43,954
Aurizon Holdings, Ltd.	7,608	22,858
AusNet Services	8,525	11,554
Australia & New Zealand Banking Group, Ltd.	11,748	206,155
BHP Group PLC	8,744	230,880
BHP Group, Ltd.	12,094	395,166
BlueScope Steel, Ltd.	2,142	28,927
Brambles, Ltd.	6,024	49,411
CIMIC Group, Ltd. (A)	291	5,474
Coca-Cola Amatil, Ltd.	2,169	21,612
Cochlear, Ltd.	267	38,959
Coles Group, Ltd.	5,486	76,647
Commonwealth Bank of Australia	7,259	461,396
Computershare, Ltd.	2,042	22,979
Crown Resorts, Ltd.	1,683	12,526
CSL, Ltd.	1,860	406,396
Dexus, REIT	4,456	32,319
Evolution Mining, Ltd.	7,160	27,554
Fortescue Metals Group, Ltd.	6,987	126,202
Goodman Group, REIT	6,766	98,902
GPT Group, REIT	8,132	28,286
Insurance Australia Group, Ltd.	9,803	35,576
Lendlease Corp., Ltd.	2,901	29,331
Macquarie Group, Ltd.	1,403	149,755
Magellan Financial Group, Ltd.	531	21,993
Medibank Pvt, Ltd.	11,410	26,427
Mirvac Group, REIT	16,126	32,751
National Australia Bank, Ltd.	13,502	235,392
Newcrest Mining, Ltd.	3,367	67,198
Northern Star Resources, Ltd.	3,182	31,101
Oil Search, Ltd.	7,730	22,154
Orica, Ltd.	1,824	21,333
Origin Energy, Ltd.	7,185	26,379
Qantas Airways, Ltd. (A)	3,468	13,004
QBE Insurance Group, Ltd.	6,108	39,815
Ramsay Health Care, Ltd.	724	34,789
REA Group, Ltd.	214	24,513
Santos, Ltd.	7,239	35,056
Scentre Group, REIT	22,041	47,344
SEEK, Ltd.	1,306	28,634
Sonic Healthcare, Ltd.	1,778	44,053
South32, Ltd.	19,091	36,486
Stockland, REIT	9,736	31,433
Suncorp Group, Ltd.	5,515	41,503
Sydney Airport (A)	5,459	27,021
Tabcorp Holdings, Ltd.	8,629	25,980
Telstra Corp., Ltd.	17,754	40,774
TPG Telecom, Ltd. (A)	1,448	8,042
Transurban Group	11,233	118,371
Treasury Wine Estates, Ltd.	2,910	21,050
Vicinity Centres, REIT	16,029	19,819
Washington H Soul Pattinson & Co., Ltd.	445	10,352

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Wesfarmers, Ltd.	4,598	$ 178,711
Westpac Banking Corp.	15,150	225,452
WiseTech Global, Ltd.	637	15,138
Woodside Petroleum, Ltd.	3,966	69,586
Woolworths Group, Ltd.	5,122	155,250

		4,577,144

Austria - 0.2%
Erste Group Bank AG (A)	1,175	35,794
OMV AG	592	23,646
Raiffeisen Bank International AG (A)	654	13,290
Verbund AG	261	22,174
voestalpine AG	420	14,990

		109,894

Belgium - 0.9%
Ageas SA	724	38,450
Anheuser-Busch InBev SA	3,151	219,835
Elia Group SA	117	13,965
Etablissements Franz Colruyt NV	258	15,277
Galapagos NV (A)	156	15,440
Groupe Bruxelles Lambert SA	465	46,869
KBC Group NV (A)	1,045	73,130
Proximus SADP	583	11,516
Sofina SA	63	21,312
Solvay SA	300	35,380
UCB SA	505	52,165
Umicore SA	783	37,635

		580,974

Cayman Islands - 0.0% (B)
ESR Cayman, Ltd. (A) (C)	6,800	24,410

Chile - 0.0% (B)
Antofagasta PLC	1,578	30,959

Denmark - 2.5%
Ambu A/S, B Shares	725	31,146
AP Moller - Maersk A/S, Class A	11	22,724
AP Moller - Maersk A/S, Class B	28	62,307
Carlsberg A/S, Class B	414	66,369
Chr Hansen Holding A/S (A)	427	44,118
Coloplast A/S, Class B	495	75,700
Danske Bank A/S (A)	2,850	47,103
Demant A/S (A)	406	16,047
DSV Panalpina A/S	851	143,020
Genmab A/S (A)	265	107,456
GN Store Nord AS	516	41,132
H. Lundbeck A/S	298	10,202
Novo Nordisk A/S, Class B	7,067	492,988
Novozymes A/S, B Shares	884	50,353
Orsted AS (C)	767	156,932
Pandora A/S	418	46,782
ROCKWOOL International A/S, B Shares	33	12,350
Tryg A/S	456	14,342
Vestas Wind Systems A/S	807	190,637

		1,631,708

Finland - 1.2%
Elisa OYJ	581	31,850
Fortum OYJ	1,737	41,966
Kesko OYJ, B Shares	1,147	29,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Finland (continued)
Kone OYJ, Class B	1,378	$ 112,280
Neste OYJ	1,748	126,911
Nokia OYJ (A)	22,905	88,466
Nordea Bank Abp (A)	4,474	36,542
Nordea Bank Abp (A)	8,682	71,152
Orion OYJ, Class B	443	20,349
Sampo OYJ, A Shares	1,908	81,574
Stora Enso OYJ, R Shares	2,362	45,227
UPM-Kymmene OYJ	2,171	80,960
Wartsila OYJ Abp	1,969	19,707

		786,424

France - 10.6%
Accor SA (A)	728	26,412
Aeroports de Paris (A)	109	14,102
Air Liquide SA	1,946	319,041
Airbus SE (A)	2,423	265,910
Alstom SA (A)	982	55,934
Amundi SA (A) (C)	252	20,538
Arkema SA	301	34,441
Atos SE (A)	386	35,248
AXA SA	7,987	191,547
BioMerieux	159	22,378
BNP Paribas SA (A)	4,643	245,114
Bollore SA	3,935	16,291
Bouygues SA	889	36,563
Bureau Veritas SA (A)	1,167	31,153
Capgemini SE	662	102,976
Carrefour SA	2,420	41,441
Cie de Saint-Gobain (A)	2,098	96,492
Cie Generale des Etablissements Michelin SCA	698	89,872
CNP Assurances (A)	588	9,553
Covivio, REIT	226	20,738
Credit Agricole SA (A)	4,857	61,402
Danone SA	2,504	164,779
Dassault Aviation SA (A)	9	9,800
Dassault Systemes SE	543	110,131
Edenred	1,030	58,495
Eiffage SA (A)	351	33,928
Electricite de France SA (A)	2,511	39,735
Engie SA (A)	7,506	115,067
EssilorLuxottica SA	1,170	182,326
Eurazeo SE (A)	144	9,785
Faurecia SE (A)	338	17,318
Gecina SA, REIT	197	30,633
Getlink SE (A)	1,730	29,931
Hermes International	131	140,861
Iliad SA	70	14,368
Ipsen SA	152	12,569
Kering SA	313	227,155
Klepierre SA, REIT	850	19,171
L’Oreal SA	1,033	394,143
La Francaise DES Jeux SAEM (C)	329	15,080
Legrand SA	1,097	98,134
LVMH Moet Hennessy Louis Vuitton SE	1,140	713,641
Natixis SA (A)	4,277	14,655
Orange SA	8,216	97,812
Orpea SA (A)	225	29,505
Pernod Ricard SA	860	165,160

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Peugeot SA (A)	2,378	$ 65,123
Publicis Groupe SA	905	44,980
Remy Cointreau SA	85	15,866
Renault SA (A)	791	34,624
Safran SA (A)	1,318	186,805
Sanofi	4,648	450,498
Sartorius Stedim Biotech	109	38,776
Schneider Electric SE	2,210	319,406
SCOR SE (A)	652	21,149
SEB SA	93	16,911
Societe Generale SA (A)	3,249	67,542
Sodexo SA	360	30,447
Suez SA	1,457	28,877
Teleperformance	246	81,667
Thales SA	451	41,263
TOTAL SE	10,376	447,851
Ubisoft Entertainment SA (A)	385	37,102
Unibail-Rodamco-Westfield, REIT, CDI	6,924	27,041
Unibail-Rodamco-Westfield, REIT	251	19,549
Valeo SA	948	37,393
Veolia Environnement SA	2,195	54,123
Vinci SA	2,139	213,064
Vivendi SA	3,365	108,536
Wendel SE	119	14,201
Worldline SA (A) (C)	983	95,497

		6,979,619

Germany - 8.5%
adidas AG (A)	784	285,223
Allianz SE	1,717	421,820
BASF SE	3,782	298,939
Bayer AG	4,055	238,885
Bayerische Motoren Werke AG	1,340	118,264
Bechtle AG	113	24,627
Beiersdorf AG	425	48,858
Brenntag AG	647	50,312
Carl Zeiss Meditec AG	156	20,688
Commerzbank AG (A)	4,127	26,671
Continental AG	456	67,869
Covestro AG (C)	781	48,120
Daimler AG	3,531	250,275
Delivery Hero SE (A) (C)	540	84,450
Deutsche Bank AG (A)	8,072	88,784
Deutsche Boerse AG	770	131,110
Deutsche Lufthansa AG (A)	1,121	14,833
Deutsche Post AG	4,098	202,997
Deutsche Telekom AG	13,745	250,882
Deutsche Wohnen SE	1,443	76,991
E.ON SE	9,096	100,722
Evonik Industries AG	859	28,076
Fresenius Medical Care AG & Co. KGaA	884	73,714
Fresenius SE & Co. KGaA	1,748	80,831
GEA Group AG	627	22,426
Hannover Rueck SE	237	37,767
HeidelbergCement AG	599	44,599
HelloFresh SE (A)	606	46,875
Henkel AG & Co. KGaA	414	39,893
HOCHTIEF AG	95	9,245
Infineon Technologies AG	5,360	204,691

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
KION Group AG	300	$ 26,017
Knorr-Bremse AG	283	38,611
LANXESS AG	343	26,085
LEG Immobilien AG	294	45,613
Merck KGaA	524	89,873
MTU Aero Engines AG	218	56,826
Muenchener Rueckversicherungs-Gesellschaft AG	579	172,036
Nemetschek SE	219	16,276
Puma SE (A)	392	44,111
Rational AG	21	19,536
RWE AG	2,631	111,310
SAP SE	4,287	555,247
Scout24 AG (C)	455	37,180
Siemens AG	3,142	452,594
Siemens Healthineers AG (C)	1,141	58,717
Symrise AG	514	68,333
TeamViewer AG (A) (C)	608	32,660
Telefonica Deutschland Holding AG	3,761	10,359
Uniper SE	790	27,373
United Internet AG	469	19,743
Volkswagen AG	128	26,688
Vonovia SE	2,149	156,950
Zalando SE (A) (C)	628	69,853

		5,601,428

Hong Kong - 3.1%
AIA Group, Ltd.	49,600	604,432
ASM Pacific Technology, Ltd.	1,400	18,489
Bank of East Asia, Ltd.	5,719	12,235
BOC Hong Kong Holdings, Ltd.	15,500	46,984
Budweiser Brewing Co. APAC, Ltd. (C)	7,500	24,775
CK Asset Holdings, Ltd.	10,000	51,169
CK Hutchison Holdings, Ltd.	11,000	76,800
CK Infrastructure Holdings, Ltd.	2,500	13,426
CLP Holdings, Ltd.	6,500	60,103
Galaxy Entertainment Group, Ltd.	9,000	70,061
Hang Lung Properties, Ltd.	9,000	23,717
Hang Seng Bank, Ltd.	3,100	53,500
Henderson Land Development Co., Ltd.	5,531	21,486
HK Electric Investments & HK Electric Investments, Ltd.	11,500	11,318
HKT Trust & HKT, Ltd.	16,000	20,751
Hong Kong & China Gas Co., Ltd.	42,796	64,027
Hong Kong Exchanges & Clearing, Ltd.	4,972	272,723
Hongkong Land Holdings, Ltd.	5,000	20,651
Jardine Matheson Holdings, Ltd.	900	50,344
Jardine Strategic Holdings, Ltd.	900	22,392
Link, REIT	8,670	78,739
Melco Resorts & Entertainment, Ltd., ADR	900	16,695
MTR Corp., Ltd.	6,015	33,640
New World Development Co., Ltd.	6,278	29,208
PCCW, Ltd.	19,682	11,852
Power Assets Holdings, Ltd.	5,500	29,786
Sino Land Co., Ltd.	14,769	19,219
SJM Holdings, Ltd.	8,000	8,969
Sun Hung Kai Properties, Ltd.	5,350	68,421
Swire Pacific, Ltd., Class A	2,000	11,017
Swire Properties, Ltd.	4,400	12,793

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Techtronic Industries Co., Ltd.	6,000	$ 85,761
WH Group, Ltd. (C)	37,000	31,026
Wharf Real Estate Investment Co., Ltd.	7,300	37,939
Xinyi Glass Holdings, Ltd.	8,000	22,376

		2,036,824

Ireland - 1.0%
CRH PLC (A)	3,253	138,339
DCC PLC	430	30,428
Experian PLC	3,785	143,787
Flutter Entertainment PLC (A)	635	129,118
James Hardie Industries PLC, CDI (A)	1,766	52,339
Kerry Group PLC, Class A	645	93,682
Kingspan Group PLC (A)	652	45,720
Smurfit Kappa Group PLC	1,001	46,518

		679,931

Isle of Man - 0.1%
Entain PLC (A)	2,399	37,210

Israel - 0.6%
Azrieli Group, Ltd.	202	12,839
Bank Hapoalim BM (A)	4,715	32,384
Bank Leumi Le-Israel BM	6,315	37,276
Check Point Software Technologies, Ltd. (A)	450	59,810
CyberArk Software, Ltd. (A)	200	32,318
Elbit Systems, Ltd.	106	13,973
ICL Group, Ltd.	2,447	12,491
Isracard, Ltd.	1	2
Israel Discount Bank, Ltd., A Shares	4,183	16,151
Mizrahi Tefahot Bank, Ltd.	619	14,359
Nice, Ltd. (A)	249	70,446
Teva Pharmaceutical Industries, Ltd., ADR (A)	4,615	44,535
Wix.com, Ltd. (A)	200	49,992

		396,576

Italy - 2.1%
Amplifon SpA (A)	505	20,991
Assicurazioni Generali SpA	4,679	81,922
Atlantia SpA (A)	2,130	38,463
Davide Campari-Milano NV	2,567	29,424
DiaSorin SpA	114	23,802
Enel SpA	33,412	339,958
Eni SpA	10,330	107,842
Ferrari NV	511	118,522
FinecoBank Banca Fineco SpA (A)	2,449	40,389
Infrastrutture Wireless Italiane SpA (C)	1,396	16,923
Intesa Sanpaolo SpA (A)	67,147	158,717
Mediobanca Banca di Credito Finanziario SpA	2,679	24,799
Moncler SpA (A)	787	48,385
Nexi SpA (A) (C)	1,756	34,943
Poste Italiane SpA (C)	2,209	22,595
Prysmian SpA	1,007	35,842
Recordati Industria Chimica e Farmaceutica SpA	421	23,411
Snam SpA	8,516	48,095
Telecom Italia SpA	55,325	26,942
Terna Rete Elettrica Nazionale SpA	5,560	42,724
UniCredit SpA (A)	8,630	80,858

		1,365,547

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Japan - 25.1%
ABC-Mart, Inc.	100	$ 5,560
Acom Co., Ltd.	1,700	7,259
Advantest Corp.	800	59,922
Aeon Co., Ltd.	2,700	88,577
Aeon Mall Co., Ltd.	400	6,606
AGC, Inc.	800	27,975
Air Water, Inc.	700	12,455
Aisin Seiki Co., Ltd.	700	20,992
Ajinomoto Co., Inc.	2,000	45,319
Alfresa Holdings Corp.	800	14,663
Amada Co., Ltd.	1,300	14,305
ANA Holdings, Inc. (A)	500	11,048
Asahi Group Holdings, Ltd.	1,900	78,246
Asahi Intecc Co., Ltd.	800	29,220
Asahi Kasei Corp.	5,200	53,301
Astellas Pharma, Inc.	7,600	117,677
Azbil Corp.	500	27,351
Bandai Namco Holdings, Inc.	800	69,281
Bank of Kyoto, Ltd.	200	10,428
Bridgestone Corp.	2,200	72,151
Brother Industries, Ltd.	900	18,579
Calbee, Inc.	300	9,043
Canon, Inc.	4,100	79,427
Capcom Co., Ltd.	400	25,941
Casio Computer Co., Ltd.	800	14,640
Central Japan Railway Co.	600	84,842
Chiba Bank, Ltd.	1,800	9,933
Chubu Electric Power Co., Inc.	2,500	30,170
Chugai Pharmaceutical Co., Ltd.	2,800	149,394
Chugoku Electric Power Co., Inc.	1,300	15,256
Coca-Cola Bottlers Japan Holdings, Inc.	400	6,248
Concordia Financial Group, Ltd.	4,100	14,463
Cosmos Pharmaceutical Corp.	100	16,148
CyberAgent, Inc.	400	27,594
Dai Nippon Printing Co., Ltd.	900	16,189
Dai-ichi Life Holdings, Inc.	4,300	64,781
Daifuku Co., Ltd.	400	49,498
Daiichi Sankyo Co., Ltd.	6,900	236,464
Daikin Industries, Ltd.	1,000	222,467
Daito Trust Construction Co., Ltd.	300	28,036
Daiwa House Industry Co., Ltd.	2,300	68,385
Daiwa House Investment Corp., REIT	9	22,265
Daiwa Securities Group, Inc.	6,300	28,695
Denso Corp.	1,800	107,137
Dentsu Group, Inc.	900	26,786
Disco Corp.	100	33,703
East Japan Railway Co.	1,300	86,730
Eisai Co., Ltd.	1,100	78,664
ENEOS Holdings, Inc.	12,300	44,178
FANUC Corp.	800	197,479
Fast Retailing Co., Ltd.	200	179,336
Fuji Electric Co., Ltd.	500	18,048
FUJIFILM Holdings Corp.	1,500	79,128
Fujitsu, Ltd.	800	115,628
Fukuoka Financial Group, Inc.	700	12,477
GLP J-REIT	17	26,826
GMO Payment Gateway, Inc.	200	26,877
Hakuhodo DY Holdings, Inc.	900	12,367

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Hamamatsu Photonics KK	600	$ 34,328
Hankyu Hanshin Holdings, Inc.	900	29,936
Harmonic Drive Systems, Inc.	200	17,897
Hikari Tsushin, Inc.	80	18,771
Hino Motors, Ltd.	1,000	8,537
Hirose Electric Co., Ltd.	100	15,177
Hisamitsu Pharmaceutical Co., Inc.	200	11,888
Hitachi Construction Machinery Co., Ltd.	500	14,217
Hitachi Metals, Ltd.	800	12,163
Hitachi, Ltd.	4,000	157,877
Honda Motor Co., Ltd.	6,600	186,227
Hoshizaki Corp.	200	18,365
Hoya Corp.	1,500	207,742
Hulic Co., Ltd.	1,200	13,200
Ibiden Co., Ltd.	400	18,699
Idemitsu Kosan Co., Ltd.	700	15,412
Iida Group Holdings Co., Ltd.	700	14,153
Inpex Corp.	4,200	22,648
Isuzu Motors, Ltd.	2,300	21,895
Ito En, Ltd.	200	12,664
ITOCHU Corp.	5,500	158,181
Itochu Techno-Solutions Corp.	400	14,283
Japan Airlines Co., Ltd. (A)	500	9,642
Japan Airport Terminal Co., Ltd.	200	12,137
Japan Exchange Group, Inc.	2,100	53,659
Japan Post Bank Co., Ltd.	1,500	12,329
Japan Post Holdings Co., Ltd.	6,500	50,629
Japan Post Insurance Co., Ltd.	1,000	20,504
Japan Real Estate Investment Corp., REIT	5	28,892
Japan Retail Fund Investment Corp., REIT	12	21,839
Japan Tobacco, Inc.	5,000	101,936
JFE Holdings, Inc. (A)	2,200	21,123
JSR Corp.	900	25,094
Kajima Corp.	1,800	24,147
Kakaku.com, Inc.	500	13,687
Kansai Electric Power Co., Inc.	2,900	27,428
Kansai Paint Co., Ltd.	700	21,578
Kao Corp.	2,000	154,512
KDDI Corp.	6,600	195,692
Keihan Holdings Co., Ltd.	400	19,177
Keikyu Corp.	900	15,440
Keio Corp.	400	31,034
Keisei Electric Railway Co., Ltd.	500	16,925
Keyence Corp.	800	450,013
Kikkoman Corp.	600	41,758
Kintetsu Group Holdings Co., Ltd.	700	30,678
Kirin Holdings Co., Ltd.	3,400	80,284
Kobayashi Pharmaceutical Co., Ltd.	200	24,445
Kobe Bussan Co., Ltd.	400	12,290
Koei Tecmo Holdings Co., Ltd.	200	12,210
Koito Manufacturing Co., Ltd.	400	27,222
Komatsu, Ltd.	3,500	96,594
Konami Holdings Corp.	400	22,507
Kose Corp.	100	17,088
Kubota Corp.	4,200	91,760
Kuraray Co., Ltd.	1,300	13,841
Kurita Water Industries, Ltd.	400	15,290
Kyocera Corp.	1,300	79,792

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kyowa Kirin Co., Ltd.	1,100	$ 30,039
Kyushu Electric Power Co., Inc.	1,500	12,940
Kyushu Railway Co.	700	15,101
Lasertec Corp.	300	35,212
Lawson, Inc.	200	9,307
Lion Corp.	900	21,802
Lixil Corp.	1,100	23,855
M3, Inc.	1,800	170,041
Makita Corp.	900	45,141
Marubeni Corp.	6,900	45,971
Marui Group Co., Ltd.	700	12,327
Mazda Motor Corp.	2,100	14,057
McDonald’s Holdings Co. Japan, Ltd.	300	14,538
Medipal Holdings Corp.	800	15,044
MEIJI Holdings Co., Ltd.	400	28,152
Mercari, Inc. (A)	400	17,732
Minebea Mitsumi, Inc.	1,500	29,842
MISUMI Group, Inc.	1,200	39,393
Mitsubishi Chemical Holdings Corp.	5,500	33,321
Mitsubishi Corp.	5,600	138,050
Mitsubishi Electric Corp.	7,400	111,841
Mitsubishi Estate Co., Ltd.	4,800	77,150
Mitsubishi Gas Chemical Co., Inc.	700	16,097
Mitsubishi Heavy Industries, Ltd.	1,400	42,877
Mitsubishi UFJ Financial Group, Inc.	50,500	223,595
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,600	7,683
Mitsui & Co., Ltd.	6,700	122,840
Mitsui Chemicals, Inc.	700	20,563
Mitsui Fudosan Co., Ltd.	3,800	79,570
Miura Co., Ltd.	300	16,748
Mizuho Financial Group, Inc.	10,100	128,191
MonotaRO Co., Ltd.	500	25,394
MS&AD Insurance Group Holdings, Inc.	1,800	54,765
Murata Manufacturing Co., Ltd.	2,400	217,271
Nabtesco Corp.	500	21,946
Nagoya Railroad Co., Ltd.	800	21,109
NEC Corp.	1,100	59,081
Nexon Co., Ltd.	2,100	64,795
NGK Insulators, Ltd.	1,200	18,542
NGK Spark Plug Co., Ltd.	500	8,538
NH Foods, Ltd.	300	13,213
Nidec Corp.	1,800	227,714
Nihon M&A Center, Inc.	600	40,124
Nintendo Co., Ltd.	500	320,971
Nippon Building Fund, Inc., REIT	6	34,798
Nippon Express Co., Ltd.	300	20,180
Nippon Paint Holdings Co., Ltd.	600	65,929
Nippon Prologis, Inc., REIT	8	24,992
Nippon Sanso Holdings Corp.	500	9,301
Nippon Shinyaku Co., Ltd.	200	13,128
Nippon Steel Corp. (A)	3,200	41,271
Nippon Telegraph & Telephone Corp.	5,200	133,427
Nippon Yusen KK	700	16,332
Nissan Chemical Corp.	500	31,352
Nissan Motor Co., Ltd. (A)	9,700	52,578
Nisshin Seifun Group, Inc.	700	11,151
Nissin Foods Holdings Co., Ltd.	300	25,715
Nitori Holdings Co., Ltd.	300	62,730

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Nitto Denko Corp.	700	$ 62,706
Nomura Holdings, Inc.	13,200	69,789
Nomura Real Estate Holdings, Inc.	400	8,869
Nomura Real Estate Master Fund, Inc., REIT	17	24,328
Nomura Research Institute, Ltd.	1,300	46,506
NSK, Ltd.	1,600	13,924
NTT Data Corp.	2,500	34,221
Obayashi Corp.	2,500	21,586
OBIC Co., Ltd.	300	60,293
Odakyu Electric Railway Co., Ltd.	1,100	34,549
Oji Holdings Corp.	3,100	17,649
Olympus Corp.	4,800	105,091
Omron Corp.	800	71,417
Ono Pharmaceutical Co., Ltd.	1,400	42,189
Oracle Corp.	200	26,071
Oriental Land Co., Ltd.	800	132,185
ORIX Corp.	5,400	83,074
ORIX, Inc., REIT	12	19,852
Osaka Gas Co., Ltd.	1,600	32,796
Otsuka Corp.	400	21,099
Otsuka Holdings Co., Ltd.	1,600	68,554
Pan Pacific International Holdings Corp.	1,700	39,276
Panasonic Corp.	9,000	104,915
PeptiDream, Inc. (A)	400	20,347
Persol Holdings Co., Ltd.	800	14,453
Pigeon Corp.	500	20,636
Pola Orbis Holdings, Inc.	300	6,092
Rakuten, Inc. (A)	3,400	32,718
Recruit Holdings Co., Ltd.	5,600	235,217
Renesas Electronics Corp. (A)	3,100	32,448
Resona Holdings, Inc.	8,100	28,356
Ricoh Co., Ltd.	2,700	17,755
Rinnai Corp.	200	23,248
Rohm Co., Ltd.	400	38,776
Ryohin Keikaku Co., Ltd.	950	19,441
Santen Pharmaceutical Co., Ltd.	1,500	24,362
SBI Holdings, Inc.	1,000	23,789
SCSK Corp.	200	11,437
Secom Co., Ltd.	900	83,027
Sega Sammy Holdings, Inc.	600	9,472
Seibu Holdings, Inc.	800	7,848
Seiko Epson Corp.	1,200	17,832
Sekisui Chemical Co., Ltd.	1,400	26,546
Sekisui House, Ltd.	2,500	50,930
Seven & i Holdings Co., Ltd.	3,100	109,773
SG Holdings Co., Ltd.	1,400	38,173
Sharp Corp.	1,000	15,195
Shimadzu Corp.	900	34,983
Shimamura Co., Ltd.	100	10,508
Shimano, Inc.	300	70,224
Shimizu Corp.	2,300	16,742
Shin-Etsu Chemical Co., Ltd.	1,500	263,274
Shinsei Bank, Ltd.	500	6,177
Shionogi & Co., Ltd.	1,100	60,139
Shiseido Co., Ltd.	1,700	117,681
Shizuoka Bank, Ltd.	1,500	11,010
SMC Corp.	200	122,147
SoftBank Corp.	11,900	149,369

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
SoftBank Group Corp.	6,500	$ 504,628
Sohgo Security Services Co., Ltd.	300	15,563
Sompo Holdings, Inc.	1,400	56,760
Sony Corp.	5,200	523,994
Square Enix Holdings Co., Ltd.	400	24,252
Stanley Electric Co., Ltd.	500	16,130
Subaru Corp.	2,600	52,023
Sumco Corp.	1,100	24,154
Sumitomo Chemical Co., Ltd.	6,500	26,200
Sumitomo Corp.	5,000	66,265
Sumitomo Dainippon Pharma Co., Ltd.	700	10,346
Sumitomo Electric Industries, Ltd.	3,200	42,403
Sumitomo Metal Mining Co., Ltd.	900	40,033
Sumitomo Mitsui Financial Group, Inc.	5,300	164,290
Sumitomo Mitsui Trust Holdings, Inc.	1,300	40,111
Sumitomo Realty & Development Co., Ltd.	1,200	37,047
Sundrug Co., Ltd.	300	11,990
Suntory Beverage & Food, Ltd.	600	21,252
Suzuken Co., Ltd.	300	10,852
Suzuki Motor Corp.	1,500	69,533
Sysmex Corp.	700	84,229
T&D Holdings, Inc.	2,200	26,023
Taiheiyo Cement Corp.	500	12,525
Taisei Corp.	700	24,149
Taisho Pharmaceutical Holdings Co., Ltd.	200	13,486
Takeda Pharmaceutical Co., Ltd.	6,500	235,231
TDK Corp.	500	75,442
Teijin, Ltd.	800	15,055
Terumo Corp.	2,600	108,800
THK Co., Ltd.	500	16,170
TIS, Inc.	1,000	20,500
Tobu Railway Co., Ltd.	700	20,871
Toho Co., Ltd.	500	21,089
Toho Gas Co., Ltd.	300	19,875
Tohoku Electric Power Co., Inc.	1,900	15,681
Tokio Marine Holdings, Inc.	2,600	133,956
Tokyo Century Corp.	200	15,872
Tokyo Electric Power Co. Holdings, Inc. (A)	6,100	16,113
Tokyo Electron, Ltd.	600	224,138
Tokyo Gas Co., Ltd.	1,600	37,032
Tokyu Corp.	2,100	26,092
Tokyu Fudosan Holdings Corp.	2,200	11,752
Toppan Printing Co., Ltd.	1,000	14,122
Toray Industries, Inc.	5,400	32,030
Toshiba Corp.	1,500	42,013
Tosoh Corp.	1,100	17,187
TOTO, Ltd.	600	36,113
Toyo Suisan Kaisha, Ltd.	400	19,467
Toyoda Gosei Co., Ltd.	300	8,704
Toyota Industries Corp.	600	47,671
Toyota Motor Corp.	8,700	671,380
Toyota Tsusho Corp.	900	36,420
Trend Micro, Inc. (A)	600	34,544
Tsuruha Holdings, Inc.	200	28,441
Unicharm Corp.	1,700	80,624
United Urban Investment Corp., REIT	13	16,094
USS Co., Ltd.	900	18,199
Welcia Holdings Co., Ltd.	400	15,089

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
West Japan Railway Co.	700	$ 36,652
Yakult Honsha Co., Ltd.	500	25,216
Yamada Holdings Co., Ltd.	2,800	14,876
Yamaha Corp.	600	35,355
Yamaha Motor Co., Ltd.	1,200	24,493
Yamato Holdings Co., Ltd.	1,200	30,639
Yamazaki Baking Co., Ltd.	400	6,681
Yaskawa Electric Corp.	1,000	49,855
Yokogawa Electric Corp.	1,000	19,945
Z Holdings Corp.	10,600	64,143
ZOZO, Inc.	400	9,854

		16,487,739

Jordan - 0.0% (B)
Hikma Pharmaceuticals PLC	673	23,132

Luxembourg - 0.3%
ArcelorMittal SA (A)	2,771	63,373
Aroundtown SA	4,018	29,958
Eurofins Scientific SE (A)	541	45,358
SES SA	1,690	15,861
Tenaris SA	2,087	16,913

		171,463

Macau - 0.1%
Sands China, Ltd.	9,600	41,927
Wynn Macau, Ltd. (A)	5,600	9,422

		51,349

Mexico - 0.0% (B)
Fresnillo PLC	743	11,476

Netherlands - 4.7%
ABN AMRO Bank NV, CVA (A) (C)	1,845	18,079
Adyen NV (A) (C)	75	174,266
Akzo Nobel NV	782	83,936
Altice Europe NV, Class A (A)	2,622	16,982
Argenx SE (A)	189	55,695
ASML Holding NV	1,749	846,825
EXOR NV	434	35,253
Heineken Holding NV	450	42,358
Heineken NV	1,019	113,556
ING Groep NV (A)	15,817	147,064
JDE Peet’s NV (A)	324	14,697
Just Eat Takeaway.com NV (A) (C)	513	57,842
Koninklijke Ahold Delhaize NV	4,564	128,756
Koninklijke DSM NV	712	122,443
Koninklijke KPN NV	14,861	45,167
Koninklijke Philips NV (A)	3,745	201,734
Koninklijke Vopak NV	268	14,075
NN Group NV	1,262	54,556
Prosus NV (A)	1,975	213,258
QIAGEN NV (A)	991	51,392
Randstad NV (A)	470	30,424
Royal Dutch Shell PLC, A Shares	16,631	291,648
Royal Dutch Shell PLC, B Shares	15,465	262,112
Wolters Kluwer NV	1,078	90,948

		3,113,066

New Zealand - 0.4%
a2 Milk Co., Ltd. (A)	2,916	25,362
Auckland International Airport, Ltd. (A)	4,930	26,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
New Zealand (continued)
Fisher & Paykel Healthcare Corp., Ltd.	2,451	$ 58,208
Mercury NZ, Ltd.	2,868	13,497
Meridian Energy, Ltd.	5,703	30,543
Ryman Healthcare, Ltd.	1,798	19,726
Spark New Zealand, Ltd.	7,707	26,105
Xero, Ltd. (A)	496	56,296

		256,697

Norway - 0.6%
Adevinta ASA, B Shares (A)	936	15,734
DnB ASA (A)	3,907	76,560
Equinor ASA	3,999	67,489
Gjensidige Forsikring ASA	914	20,400
Mowi ASA	1,701	37,891
Norsk Hydro ASA	5,756	26,789
Orkla ASA	3,031	30,772
Schibsted ASA, B Shares (A)	444	16,482
Schibsted ASA, Class A (A)	272	11,593
Telenor ASA	2,898	49,193
Yara International ASA	715	29,662

		382,565

Portugal - 0.2%
EDP - Energias de Portugal SA	11,440	71,803
Galp Energia SGPS SA	2,100	22,253
Jeronimo Martins SGPS SA	1,039	17,465

		111,521

Russian Federation - 0.0% (B)
Evraz PLC	1,894	12,104

Singapore - 1.0%
Ascendas, REIT	12,103	27,322
CapitaLand Integrated Commercial Trust, REIT	17,413	28,478
CapitaLand, Ltd.	11,894	29,512
City Developments, Ltd.	1,800	10,851
DBS Group Holdings, Ltd.	7,354	139,364
Genting Singapore, Ltd.	26,500	17,067
Keppel Corp., Ltd.	6,200	25,249
Mapletree Commercial Trust, REIT	7,800	12,573
Mapletree Logistics Trust, REIT	12,482	18,997
Oversea-Chinese Banking Corp., Ltd.	14,073	107,243
Singapore Airlines, Ltd. (A)	5,000	16,224
Singapore Exchange, Ltd.	3,500	24,584
Singapore Technologies Engineering, Ltd.	5,700	16,496
Singapore Telecommunications, Ltd.	33,200	57,972
Suntec, REIT	7,500	8,458
United Overseas Bank, Ltd.	4,900	83,518
UOL Group, Ltd.	1,700	9,913
Venture Corp., Ltd.	1,100	16,174
Wilmar International, Ltd.	7,900	27,814

		677,809

Spain - 2.4%
ACS Actividades de Construccion y Servicios SA	1,047	34,785
Aena SME SA (A) (C)	280	48,678
Amadeus IT Group SA	1,829	135,012
Banco Bilbao Vizcaya Argentaria SA	27,075	134,200
Banco Santander SA (A)	70,411	219,565
CaixaBank SA	15,391	39,559
Cellnex Telecom SA (C)	1,285	77,168

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Enagas SA	1,047	$ 23,034
Endesa SA	1,353	37,111
Ferrovial SA	2,058	56,905
Grifols SA	1,270	37,080
Iberdrola SA	24,773	355,995
Industria de Diseno Textil SA	4,429	140,576
Naturgy Energy Group SA	1,160	26,975
Red Electrica Corp. SA	1,686	34,615
Repsol SA	6,142	61,875
Siemens Gamesa Renewable Energy SA	996	40,444
Telefonica SA (D)	1,079	4,292
Telefonica SA	19,424	77,261

		1,585,130

Sweden - 3.2%
Alfa Laval AB (A)	1,256	34,686
Assa Abloy AB, B Shares	4,070	100,578
Atlas Copco AB, A Shares	2,723	139,952
Atlas Copco AB, B Shares	1,640	73,615
Boliden AB	1,090	38,670
Electrolux AB, Series B	1,026	23,872
Epiroc AB, Class A	2,967	53,924
Epiroc AB, Class B	1,433	24,192
EQT AB	1,054	26,754
Essity AB, Class B	2,498	80,483
Evolution Gaming Group AB (C)	656	65,951
Fastighets AB Balder, B Shares (A)	409	21,356
Hennes & Mauritz AB, B Shares (A)	3,262	68,476
Hexagon AB, B Shares	1,141	104,609
Husqvarna AB, B Shares	1,919	24,905
ICA Gruppen AB	408	20,408
Industrivarden AB, A Shares (A)	408	13,593
Industrivarden AB, C Shares (A)	687	22,205
Investment AB Latour, B Shares	559	13,541
Investor AB, B Shares	1,847	134,431
Kinnevik AB, Class B (A)	1,043	52,397
L E Lundbergforetagen AB, B Shares (A)	356	19,099
Lundin Energy AB	738	20,002
Nibe Industrier AB, B Shares	1,300	42,632
Sandvik AB (A)	4,613	113,773
Securitas AB, B Shares	1,272	20,522
Skandinaviska Enskilda Banken AB, Class A (A)	6,653	68,509
Skanska AB, B Shares	1,383	35,244
SKF AB, B Shares	1,547	40,252
Svenska Cellulosa AB SCA, Class B (A)	2,567	44,882
Svenska Handelsbanken AB, A Shares (A)	6,227	62,768
Swedbank AB, A Shares (A)	3,725	65,338
Swedish Match AB	662	51,517
Tele2 AB, B Shares	2,248	29,737
Telefonaktiebolaget LM Ericsson, B Shares	12,170	144,768
Telia Co. AB	10,401	42,955
Volvo AB, B Shares (A)	5,812	137,588

		2,078,184

Switzerland - 10.0%
ABB, Ltd.	7,624	213,847
Adecco Group AG	601	40,029
Alcon, Inc. (A)	1,994	132,394
Baloise Holding AG	193	34,291

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Banque Cantonale Vaudoise	112	$ 12,191
Barry Callebaut AG	13	30,981
Chocoladefabriken Lindt & Spruengli AG	4	38,989
Cie Financiere Richemont SA	2,147	193,964
Clariant AG	748	15,870
Coca-Cola HBC AG (A)	780	25,259
Credit Suisse Group AG	10,029	129,483
EMS-Chemie Holding AG	32	30,783
Geberit AG	150	93,896
Givaudan SA	38	160,771
Glencore PLC (A)	41,073	130,439
Julius Baer Group, Ltd.	937	53,982
Kuehne & Nagel International AG	223	50,603
LafargeHolcim, Ltd. (A)	2,155	118,283
Logitech International SA	676	65,636
Lonza Group AG	308	198,403
Nestle SA	12,156	1,436,976
Novartis AG	9,100	856,837
Partners Group Holding AG	78	91,653
Roche Holding AG	2,883	1,004,144
Schindler Holding AG	250	67,598
SGS SA	25	75,359
Siemens Energy AG (A)	1,643	60,215
Sika AG	575	156,741
Sonova Holding AG (A)	220	57,221
STMicroelectronics NV	2,585	95,634
Straumann Holding AG	43	50,371
Swatch Group AG	395	47,791
Swiss Life Holding AG	125	58,309
Swiss Prime Site AG	312	30,586
Swiss Re AG	1,175	110,700
Swisscom AG	107	57,623
Temenos AG	282	39,291
UBS Group AG	15,141	213,183
Vifor Pharma AG	188	29,548
Zurich Insurance Group AG	620	261,281

		6,571,155

United Kingdom - 12.5%
3i Group PLC	4,054	64,122
Admiral Group PLC	778	30,764
Anglo American PLC	5,107	168,645
Ashtead Group PLC	1,858	87,514
Associated British Foods PLC (A)	1,421	43,873
AstraZeneca PLC	5,381	536,557
Auto Trader Group PLC (C)	4,188	34,089
AVEVA Group PLC	424	18,511
Aviva PLC	16,533	73,539
BAE Systems PLC	13,233	88,248
Barclays PLC (A)	71,313	143,061
Barratt Developments PLC (A)	4,102	37,501
Berkeley Group Holdings PLC	489	31,632
BP PLC	83,362	287,661
British American Tobacco PLC	9,414	349,606
British Land Co. PLC, REIT	3,568	23,897
BT Group PLC	37,812	68,155
Bunzl PLC	1,410	47,077
Burberry Group PLC (A)	1,608	39,268
CNH Industrial NV (A)	4,094	51,463

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Coca-Cola European Partners PLC	847	$ 42,206
Compass Group PLC	7,327	136,658
Croda International PLC	571	51,350
Diageo PLC	9,581	379,108
Direct Line Insurance Group PLC	5,920	25,892
Ferguson PLC	920	111,780
Fiat Chrysler Automobiles NV (A)	4,552	82,237
GlaxoSmithKline PLC	20,565	376,298
Halma PLC	1,614	54,053
Hargreaves Lansdown PLC	1,357	28,256
HSBC Holdings PLC (A)	83,616	431,897
Imperial Brands PLC	3,810	79,913
Informa PLC (A)	6,338	47,392
InterContinental Hotels Group PLC (A)	718	46,537
Intertek Group PLC	680	52,523
J Sainsbury PLC	7,016	21,565
JD Sports Fashion PLC (A)	1,917	22,521
Johnson Matthey PLC	805	26,670
Kingfisher PLC (A)	8,648	31,956
Land Securities Group PLC, REIT	2,920	26,969
Legal & General Group PLC	24,524	89,376
Lloyds Banking Group PLC (A)	290,752	144,957
London Stock Exchange Group PLC	1,283	158,369
M&G PLC	10,313	27,837
Melrose Industries PLC (A)	19,703	48,004
Mondi PLC	2,054	48,129
National Grid PLC	14,559	172,050
Natwest Group PLC (A)	20,741	47,414
Next PLC (A)	530	51,106
Ocado Group PLC (A)	1,991	62,259
Pearson PLC	3,083	28,297
Persimmon PLC	1,362	51,406
Phoenix Group Holdings PLC	2,259	21,648
Prudential PLC	10,706	196,862
Reckitt Benckiser Group PLC	2,927	261,247
RELX PLC	8,003	195,813
Rentokil Initial PLC (A)	7,422	51,747
Rio Tinto PLC	4,612	347,159
Rio Tinto, Ltd.	1,505	132,352
Rolls-Royce Holdings PLC (A)	34,354	51,992
RSA Insurance Group PLC	4,042	37,465
Sage Group PLC	4,596	36,493
Schroders PLC	551	25,123
Segro PLC, REIT	4,733	61,414
Severn Trent PLC	938	29,283
Smith & Nephew PLC	3,544	73,618
Smiths Group PLC	1,577	32,437
Spirax-Sarco Engineering PLC	292	45,074
SSE PLC	4,338	88,856
St. James’s Place PLC	2,160	33,424
Standard Chartered PLC (A)	11,149	70,795
Standard Life Aberdeen PLC	9,429	36,141
Taylor Wimpey PLC (A)	14,863	33,619
Tesco PLC	40,171	126,770
Unilever PLC	10,869	655,394
United Utilities Group PLC	2,946	36,032
Vodafone Group PLC	111,034	182,372
Whitbread PLC (A)	800	33,885

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
WM Morrison Supermarkets PLC	9,532	$ 23,065
WPP PLC	5,012	54,310

		8,204,558

Total Common Stocks (Cost $57,065,428)		64,576,596

PREFERRED STOCKS - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG, 3.96% (E)	261	17,582
Fuchs Petrolub SE, 0.00% (E)	295	16,645
Henkel AG & Co. KGaA, 1.90% (E)	739	83,325
Porsche Automobil Holding SE, 3.85% (E)	633	43,726
Sartorius AG, 0.09% (E)	146	61,492
Volkswagen AG, 3.20% (E)	776	145,022

Total Preferred Stocks (Cost $323,770)		367,792

	Shares	Value
RIGHT - 0.0% (B)
Spain - 0.0% (B)
Repsol SA, (A) Exercise Price EUR 0.34, Expiration Date 01/26/2021	6,142	$ 2,106

Total Right (Cost $2,156)		2,106

WARRANT - 0.0% (B)
Switzerland - 0.0% (B)
CIE Financiere Richemont SA, (A) Exercise Price CHF 0.26, Expiration Date 11/22/2023	4,100	1,065

Total Warrant (Cost $0)		1,065

Total Investments (Cost $57,391,354)		64,947,559
Net Other Assets (Liabilities) - 1.1%		734,855

Net Assets - 100.0%		$ 65,682,414

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	7	03/19/2021	$732,934	$745,780	$12,846	$—

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	8.2%	$5,353,552
Banks	7.7	4,997,229
Insurance	5.0	3,263,009
Chemicals	3.8	2,438,500
Food Products	3.4	2,202,557
Machinery	3.2	2,102,916
Metals & Mining	3.1	2,035,060
Oil, Gas & Consumable Fuels	3.1	2,004,656
Automobiles	3.1	1,994,249
Textiles, Apparel & Luxury Goods	3.0	1,970,572
Capital Markets	2.8	1,804,518
Semiconductors & Semiconductor Equipment	2.5	1,613,992
Electric Utilities	2.3	1,503,106
Health Care Equipment & Supplies	2.3	1,498,689
Personal Products	2.2	1,418,213
Electronic Equipment, Instruments & Components	2.1	1,377,131
Beverages	2.1	1,365,272
Electrical Equipment	2.1	1,364,132
IT Services	1.9	1,221,684
Diversified Telecommunication Services	1.9	1,218,114
Real Estate Management & Development	1.7	1,104,545
Software	1.7	1,103,232

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Wireless Telecommunication Services	1.6%		$ 1,061,798
Professional Services	1.6		1,031,497
Household Durables	1.5		993,467
Food & Staples Retailing	1.5		947,699
Hotels, Restaurants & Leisure	1.4		929,015
Equity Real Estate Investment Trusts	1.4		914,719
Trading Companies & Distributors	1.4		889,804
Industrial Conglomerates	1.2		764,975
Aerospace & Defense	1.1		731,313
Building Products	1.1		724,454
Entertainment	1.0		653,694
Biotechnology	1.0		642,414
Multi-Utilities	0.9		605,991
Internet & Direct Marketing Retail	0.9		594,841
Household Products	0.9		588,010
Tobacco	0.9		582,972
Specialty Retail	0.9		573,509
Auto Components	0.9		563,400
Road & Rail	0.8		534,485
Diversified Financial Services	0.8		521,434
Construction & Engineering	0.8		511,832
Air Freight & Logistics	0.6		414,829
Construction Materials	0.6		366,085
Health Care Providers & Services	0.5		344,168
Life Sciences Tools & Services	0.5		333,929
Transportation Infrastructure	0.5		315,663
Multiline Retail	0.5		300,861
Gas Utilities	0.5		288,099
Media	0.4		285,662
Technology Hardware, Storage & Peripherals	0.4		278,357
Commercial Services & Supplies	0.4		250,581
Paper & Forest Products	0.4		236,847
Communications Equipment	0.4		233,234
Interactive Media & Services	0.3		217,980
Leisure Products	0.3		184,332
Health Care Technology	0.3		170,041
Marine	0.2		151,966
Water Utilities	0.1		65,315
Airlines	0.1		64,751
Independent Power & Renewable Electricity Producers	0.1		57,916
Containers & Packaging	0.1		46,518
Energy Equipment & Services	0.0	(B)	16,913
Consumer Finance	0.0	(B)	7,261

Investments	100.0		64,947,559

Total Investments	100.0%		$64,947,559

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$245,556	$64,331,040	$—	$64,576,596
Preferred Stocks	—	367,792	—	367,792
Right	—	2,106	—	2,106
Warrant	—	1,065	—	1,065

Total Investments	$245,556	$64,702,003	$—	$64,947,559

Other Financial Instruments
Futures Contracts (G)	$12,846	$—	$—	$12,846

Total Other Financial Instruments	$12,846	$—	$—	$12,846

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $1,249,772, representing 1.9% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the value of the security is $4,292, representing less than 0.1% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2020.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
EUR	Euro

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $57,391,354)	$64,947,559
Cash	164,240
Cash collateral pledged at broker for:
Futures contracts	60,984
Foreign currency, at value (cost $175,684)	178,252
Receivables and other assets:
Investments sold	20,803
Shares of beneficial interest sold	317,082
Dividends	51,663
Tax reclaims	64,646

Total assets	65,805,229

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,185
Investment management fees	42,041
Distribution and service fees	12,319
Transfer agent costs	89
Trustees, CCO and deferred compensation fees	139
Audit and tax fees	14,059
Custody fees	38,662
Legal fees	266
Printing and shareholder reports fees	348
Other accrued expenses	6,727
Variation margin payable on futures contracts	5,980

Total liabilities	122,815

Net assets	$65,682,414

Net assets consist of:
Capital stock ($0.01 par value)	$54,507
Additional paid-in capital	57,830,943
Total distributable earnings (accumulated losses)	7,796,964

Net assets	$65,682,414

Net assets by class:
Initial Class	$6,492,272
Service Class	59,190,142

Shares outstanding:
Initial Class	536,596
Service Class	4,914,086

Net asset value and offering price per share:
Initial Class	$12.10
Service Class	12.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$1,228,787
Interest income	213
Non-cash dividend income	133,561
Net income from securities lending	2,427
Withholding taxes on foreign income	(114,465)

Total investment income	1,250,523

Expenses:
Investment management fees	56,212
Distribution and service fees:
Service Class	115,437
Transfer agency costs
Initial Class	74
Service Class	690
Trustees, CCO and deferred compensation fees	1,612
Audit and tax fees	22,091
Custody fees	182,675
Legal fees	3,369
Printing and shareholder reports fees	1,155
Dues & subscriptions fees	19,948
Other	2,118

Total expenses before waiver and/or reimbursement and recapture	405,381

Expenses waived and/or reimbursed:
Initial Class	(22,889)
Service Class	(213,382)
Recapture of previously waived and/or reimbursed fees:
Initial Class	3,907
Service Class	34,756

Net expenses	207,773

Net investment income (loss)	1,042,750

Net realized gain (loss) on:
Investments	(567,846)
Futures contracts	(34,849)
Foreign currency transactions	4,243

Net realized gain (loss)	(598,452)

Net change in unrealized appreciation (depreciation) on:
Investments	5,738,025
Futures contracts	13,310
Translation of assets and liabilities denominated in foreign currencies	10,974

Net change in unrealized appreciation (depreciation)	5,762,309

Net realized and change in unrealized gain (loss)	5,163,857

Net increase (decrease) in net assets resulting from operations	$6,206,607

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$1,042,750	$830,364
Net realized gain (loss)	(598,452)	29,851
Net change in unrealized appreciation (depreciation)	5,762,309	4,878,152

Net increase (decrease) in net assets resulting from operations	6,206,607	5,738,367

Dividends and/or distributions to shareholders:
Initial Class	(96,269)	(43,707)
Service Class	(841,638)	(378,621)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(937,907)	(422,328)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,947,332	2,642,273
Service Class	15,199,975	22,956,228

	18,147,307	25,598,501

Dividends and/or distributions reinvested:
Initial Class	96,269	43,707
Service Class	841,638	378,621

	937,907	422,328

Cost of shares redeemed:
Initial Class	(1,073,708)	(406,917)
Service Class	(3,796,991)	(4,494,069)

	(4,870,699)	(4,900,986)

Net increase (decrease) in net assets resulting from capital share transactions	14,214,515	21,119,843

Net increase (decrease) in net assets	19,483,215	26,435,882

Net assets:
Beginning of year	46,199,199	19,763,317

End of year	$65,682,414	$46,199,199

Capital share transactions - shares:
Shares issued:
Initial Class	286,509	250,175
Service Class	1,487,585	2,155,801

	1,774,094	2,405,976

Shares reinvested:
Initial Class	9,082	4,281
Service Class	79,701	37,156

	88,783	41,437

Shares redeemed:
Initial Class	(104,284)	(38,280)
Service Class	(371,661)	(423,681)

	(475,945)	(461,961)

Net increase (decrease) in shares outstanding:
Initial Class	191,307	216,176
Service Class	1,195,625	1,769,276

	1,386,932	1,985,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$11.40	$9.53	$11.61

Investment operations:
Net investment income (loss) (B)	0.24	0.30	0.19
Net realized and unrealized gain (loss)	0.65	1.72	(2.21)

Total investment operations	0.89	2.02	(2.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.15)	(0.04)
Net realized gains	(0.01)	—	(0.02)

Total dividends and/or distributions to shareholders	(0.19)	(0.15)	(0.06)

Net asset value, end of period/year	$12.10	$11.40	$9.53

Total return	8.12%	21.32%	(17.43	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,492	$3,937	$1,230
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57%	0.59%	1.95	%(D)
Including waiver and/or reimbursement and recapture	0.18%	0.18%	0.18	%(D)
Net investment income (loss) to average net assets	2.29%	2.85%	1.94	%(D)
Portfolio turnover rate	3%	5%	2%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$11.37	$9.51	$11.15	$10.00

Investment operations:
Net investment income (loss) (B)	0.21	0.28	0.26	0.11
Net realized and unrealized gain (loss)	0.64	1.71	(1.84)	1.04

Total investment operations	0.85	1.99	(1.58)	1.15

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.13)	(0.04)	—
Net realized gains	(0.01)	—	(0.02)	—

Total dividends and/or distributions to shareholders	(0.18)	(0.13)	(0.06)	—

Net asset value, end of period/year	$12.04	$11.37	$9.51	$11.15

Total return	7.81%	21.10%	(14.23)%	11.50	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$59,190	$42,262	$18,533	$8,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.84%	2.20%	5.33	%(D)
Including waiver and/or reimbursement and recapture	0.43%	0.43%	0.43%	0.43	%(D)
Net investment income (loss) to average net assets	2.01%	2.62%	2.45%	1.49	%(D)
Portfolio turnover rate	3%	5%	2%	6	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MSCI EAFE Index VP (formerly, Transamerica International Equity Index VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$12,846	$—	$—	$12,846
Total	$—	$—	$12,846	$—	$—	$12,846

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(34,849)	$—	$—	$(34,849)
Total	$—	$—	$(34,849)	$—	$—	$(34,849)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$13,310	$—	$—	$13,310
Total	$—	$—	$13,310	$—	$—	$13,310

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$742,286

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Index tracking: While the Portfolio seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of its stated index.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (”TLIC”) and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.11% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.18%	May 1, 2021
Service Class	0.43	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2018 (A)	2019	2020	Total
Initial Class	$—	$13,856	$22,889	$36,745
Service Class	284,294	176,695	213,382	674,371

(A)	Initial Class commenced operations on January 12, 2018.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 15,143,064	$ —	$ 1,478,722	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, partnership basis adjustments and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 57,693,338	$ 11,062,793	$ (3,795,726)	$ 7,267,067

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 118,456	$ 441,023

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 874,303	$ 63,604	$ —	$ 422,328	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,080,167	$ —	$ (559,479)	$ —	$ —	$ 7,276,276

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica MSCI EAFE Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica MSCI EAFE Index VP (formerly, Transamerica International Equity Index VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica MSCI EAFE Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $63,604 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,154,924	$ 106,484

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

In 2020, the Portfolio’s fiscal year, both markets and the overall economy were subjected to historic volatility; from a pandemic-induced economic and market contraction to massive swings in the direction of the labor market and business activity. Still, by the end of the fiscal year, levels of aggregate GDP, employment and broad economic activity were materially lower relative to the beginning of the year.

For risk assets, the year was volatile. A huge selloff in the first quarter was followed by a risk-on environment for most of the rest of the year as markets attempted to digest the impact of the pandemic against massive liquidity support from the Federal Reserve (“Fed”) and fiscal stimulus from Congress. Equities recovered from a precipitous decline in the first quarter to gain over 18.40% for full year 2020, as measured by the S&P 500®. Investment grade corporates, high yield, and Treasuries all gained in the mid- to high single digits in the fiscal year. Risk-adjusted returns painted a different leadership perspective as Treasuries and investment grade bonds led the pack, as their longer duration benefited from the fall in interest rates.

J.P. Morgan Investment Management Inc.

The S&P 500® Index (“S&P 500”) ended the tumultuous year of 2020 up 18.40%. Information technology was the largest contributor, followed by consumer discretionary. Energy and real estate sectors were the largest detractors. Large cap stocks as represented by the S&P 500 underperformed the small cap Russell 2000® Index. Based on the Russell 3000® style indices, growth continued to outpace value for the year.

After a strong close to 2019, solid U.S. economic indicators continued to buoy the S&P 500 in the beginning of the year. As the COVID-19 outbreak continued to grow and ramp up globally, however, governments responded with economy-wide shutdowns, ultimately leading to a dramatic downturn for the markets in the first quarter. While extraordinary fiscal and monetary policy responses invigorated the market into a sharp recovery, disappointing economic data along with tensions between the U.S. and China generated frequent bouts of market volatility in the second quarter. Amid the pandemic, the U.S. GDP contracted throughout the first half of the year, ending more than a decade-long expansion, before economic activity picked up in the third quarter. Corporate earnings also recovered dramatically during the year, after taking a hit in the first quarter. Meanwhile, investor optimism surrounding vaccine development and continued demand for tech stocks continued to lift the markets through the summer. The year’s final quarter began with concerns about a resurgence of COVID-19 and increased focus on the upcoming U.S. presidential election. Upbeat investor sentiment, however, drove the markets to record highs in December as investors anticipated reduced political uncertainty following the election results. Although enormous stimulus support and the advances on the vaccine front have lifted consumer and business confidence, news of the emergence of new, potentially more contagious mutations of COVID-19 remains an important development to watch in the near term.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Multi-Managed Balanced VP, Initial Class returned 15.90%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 18.40% and 7.51%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Fixed Income Component. Throughout 2020, the Portfolio remained overweight to credit relative to the benchmark. Though portions of securitized credit tied to commercial real estate were directly impacted by changes to the economy due to COVID-19, commercial mortgage-backed securities (“CMBS”) and other portions of the structured market began to recover by the end of the period. The Portfolio continued to overweight corporate credit, specifically financials and industrials, though some preference was given to financials due to strong capital positions and lower expected event risk. As the fiscal year progressed, the Portfolio became more biased towards intermediate-dated credit given the steeper credit curves compared to short-dated corporate credit, and in our opinion, generally a more attractive risk-adjusted return profile compared to longer maturity bonds.

Carry contributed positively to relative returns while spread factors and yield curve positioning were detractors. Risk assets rallied during the second, third and fourth quarters of 2020 after experiencing significant volatility during the first quarter. Yield curve positioning was a detractor as slight relative positives on shift and other curve effects were offset by shape effects due to the steepening of the yield curve as short-term rates moved materially lower.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

At an asset class level, the Portfolio’s allocation to longer duration Treasury securities compared to the benchmark’s Treasury holdings contributed positively to relative returns, as did the Portfolio’s underweight allocation to agency residential mortgage-backed securities (“MBS”) and a small off-index allocation to high yield corporates. These positives were partially offset by the Portfolio’s allocation to structured credit, including shorter duration commercial mortgage-backed securities, asset-backed securities and non-agency residential MBS.

Security selection within investment grade corporate credit also detracted from returns. Within corporate credit, banking, capital goods and consumer non-cyclicals contributed to relative returns while communication, transportation and REITs detracted.

J.P. Morgan Investment Management Inc.

Equity Component. The equity component of Multi-Managed Balanced VP outperformed its benchmark for the year ending December 31, 2020. Stock selection in technology and telecommunications sectors contributed to results while stock selection in the insurance, pharma, and medtech sectors detracted from returns.

On the positive side, within financials, our overweight position in PayPal Holdings, Inc. outperformed this year as a result of accelerated e-commerce adoption due to COVID-19. Even with re-openings in the fall, e-commerce growth only slightly moderated, suggesting that a significant portion of the ecommerce shift will be permanent. We think PayPal Holdings, Inc.’s investment in engagement initiatives will allow its rapid growth to continue, more than offsetting competition from other digital wallets. Additionally, within technology, the underweight position in Intel contributed to performance as the stock underperformed following a tough year with investor concerns lingering around their 7nm strategy. Continued enterprise weakness and a weaker mix within lower-end PCs also weighed on the stock. We are expecting weakness in the PC business to persist next year and, thus, remain comfortable with the current underweight position.

On the negative side, within financials, an overweight position in Citigroup, Inc. detracted from performance this year. The stock underperformed largely due to negative news flow in 2020. In August, the bank erroneously sent a $900 million payment to Revlon lenders and in October, regulators imposed a substantial fine stemming from significant deficiencies in its risk management systems. Despite these events, the stock saw a solid rally in the fourth quarter, mainly due to positive COVID-19 vaccine news and an attractive relative valuation. The stock, however, still trades at a meaningful and attractive valuation discount despite recent outperformance. Additionally, within media, the overweight in Discovery Communications LLC detracted from performance during the year. Traditional media stocks were hurt by COVID-19 on fears of cord-cutting acceleration, and the significantly lower advertising revenue and cash flow in effect. We believe the company is benefiting from its unique position in the industry given its unscripted content focus, where competitive intensity is much lower. The company also continues to benefit from the Scripps acquisition, particularly internationally. Additionally, investments in over-the-top (OTT) initiatives are showing early signs of success. While we continue to like the stock, we believe the stock’s multiple could remain depressed until they can prove some level of digital success such that they can transition their business model from linear pay TV to streaming.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Brad D. Doyle, CFA

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.5%
Corporate Debt Securities	14.5
U.S. Government Obligations	9.1
U.S. Government Agency Obligations	7.8
Commercial Paper	5.7
Mortgage-Backed Securities	3.2
Asset-Backed Securities	2.9
Repurchase Agreement	1.0
Short-Term U.S. Government Obligations	0.9
Foreign Government Obligations	0.5
Other Investment Company	0.3
Municipal Government Obligations	0.2
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(6.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	15.90%	10.85%	9.90%	05/01/2002
S&P 500® (A)	18.40%	15.22%	13.88%
Bloomberg Barclays US Aggregate Bond Index (B)	7.51%	4.44%	3.84%
Service Class	15.60%	10.58%	9.63%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,141.30	$3.34	$1,022.00	$3.15	0.62%
Service Class	1,000.00	1,140.30	4.68	1,020.80	4.42	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 60.5%
Aerospace & Defense - 0.6%
General Dynamics Corp.	12,258	$ 1,824,236
Northrop Grumman Corp.	13,204	4,023,523
Raytheon Technologies Corp.	82,652	5,910,444

		11,758,203

Air Freight & Logistics - 0.3%
FedEx Corp.	24,233	6,291,371

Airlines - 0.2%
Delta Air Lines, Inc.	35,127	1,412,457
Southwest Airlines Co.	45,533	2,122,293

		3,534,750

Auto Components - 0.1%
Magna International, Inc.	33,364	2,362,171

Automobiles - 1.1%
General Motors Co.	64,545	2,687,654
Tesla, Inc. (A)	25,877	18,260,622

		20,948,276

Banks - 1.9%
Bank of America Corp.	181,088	5,488,777
Citigroup, Inc.	121,248	7,476,152
KeyCorp	274,499	4,504,529
Regions Financial Corp.	211,796	3,414,152
Truist Financial Corp.	54,824	2,627,714
US Bancorp	98,275	4,578,632
Wells Fargo & Co.	276,177	8,335,022

		36,424,978

Beverages - 0.8%
Coca-Cola Co.	182,750	10,022,010
Constellation Brands, Inc., Class A	25,331	5,548,756

		15,570,766

Biotechnology - 1.5%
AbbVie, Inc.	121,202	12,986,794
Alexion Pharmaceuticals, Inc. (A)	33,704	5,265,913
Amgen, Inc.	3,805	874,846
Biogen, Inc. (A)	10,024	2,454,477
Regeneron Pharmaceuticals, Inc. (A)	6,740	3,256,161
Vertex Pharmaceuticals, Inc. (A)	17,212	4,067,884

		28,906,075

Building Products - 0.5%
Masco Corp.	70,743	3,885,913
Trane Technologies PLC	42,184	6,123,429

		10,009,342

Capital Markets - 2.1%
Goldman Sachs Group, Inc.	23,729	6,257,575
Intercontinental Exchange, Inc.	51,368	5,922,217
MarketAxess Holdings, Inc.	2,815	1,606,126
Morgan Stanley	157,070	10,764,007
MSCI, Inc.	1,706	761,780
S&P Global, Inc.	29,382	9,658,745
State Street Corp.	57,099	4,155,665
T. Rowe Price Group, Inc.	7,510	1,136,939

		40,263,054

Chemicals - 1.1%
Air Products & Chemicals, Inc.	8,016	2,190,132
Celanese Corp.	12,916	1,678,305

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Dow, Inc.	28,139	$ 1,561,714
DuPont de Nemours, Inc.	45,464	3,232,945
Eastman Chemical Co.	54,652	5,480,503
Linde PLC	13,955	3,677,282
LyondellBasell Industries NV, Class A	18,521	1,697,635
PPG Industries, Inc.	13,320	1,921,010

		21,439,526

Commercial Services & Supplies - 0.1%
Cintas Corp.	3,877	1,370,364

Communications Equipment - 0.2%
Cisco Systems, Inc.	81,595	3,651,376
Motorola Solutions, Inc.	3,617	615,107

		4,266,483

Consumer Finance - 0.3%
Capital One Financial Corp.	56,931	5,627,629

Containers & Packaging - 0.4%
Avery Dennison Corp.	8,946	1,387,614
Crown Holdings, Inc. (A)	20,783	2,082,457
Packaging Corp. of America	7,287	1,004,950
WestRock Co.	50,700	2,206,971

		6,681,992

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	14,514	230,192

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	80,308	18,621,016
Voya Financial, Inc.	13,659	803,286

		19,424,302

Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	157,131	9,231,446

Electric Utilities - 0.9%
Exelon Corp.	48,038	2,028,164
NextEra Energy, Inc.	155,418	11,990,499
Xcel Energy, Inc.	41,905	2,793,806

		16,812,469

Electrical Equipment - 0.4%
Eaton Corp. PLC	57,119	6,862,277

Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity, Ltd.	23,159	2,803,860

Entertainment - 0.7%
Netflix, Inc. (A)	25,110	13,577,730

Equity Real Estate Investment Trusts - 1.1%
Camden Property Trust	26,239	2,621,801
Equinix, Inc.	7,349	5,248,509
Equity Lifestyle Properties, Inc.	15,234	965,226
Mid-America Apartment Communities, Inc.	16,353	2,071,762
Prologis, Inc.	54,946	5,475,918
Public Storage	3,519	812,643
Realty Income Corp.	7,809	485,485
Sun Communities, Inc.	5,004	760,358
UDR, Inc.	10,851	417,004
Ventas, Inc.	28,782	1,411,469

		20,270,175

Food & Staples Retailing - 0.3%
Costco Wholesale Corp.	11,527	4,343,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Kroger Co.	51,642	$ 1,640,150

		5,983,293

Food Products - 0.4%
Mondelez International, Inc., Class A	126,148	7,375,874

Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	14,373	1,573,700
ABIOMED, Inc. (A)	1,648	534,282
Baxter International, Inc.	61,306	4,919,193
Becton Dickinson & Co.	10,605	2,653,583
Boston Scientific Corp. (A)	129,774	4,665,375
DexCom, Inc. (A)	3,468	1,282,189
Edwards Lifesciences Corp. (A)	13,520	1,233,430
Intuitive Surgical, Inc. (A)	2,481	2,029,706
Medtronic PLC	87,961	10,303,751
Zimmer Biomet Holdings, Inc.	42,799	6,594,898

		35,790,107

Health Care Providers & Services - 1.7%
Anthem, Inc.	9,591	3,079,574
Centene Corp. (A)	11,935	716,458
Cigna Corp.	31,656	6,590,146
McKesson Corp.	35,241	6,129,115
UnitedHealth Group, Inc.	43,763	15,346,809

		31,862,102

Hotels, Restaurants & Leisure - 0.4%
Hilton Worldwide Holdings, Inc.	28,046	3,120,398
Yum! Brands, Inc.	37,395	4,059,601

		7,179,999

Household Durables - 0.2%
Lennar Corp., Class A	60,771	4,632,573

Household Products - 1.0%
Kimberly-Clark Corp.	38,258	5,158,326
Procter & Gamble Co.	102,519	14,264,494

		19,422,820

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	53,229	11,321,808

Insurance - 1.1%
Allstate Corp.	56,506	6,211,705
American International Group, Inc.	32,069	1,214,132
Chubb, Ltd.	26,245	4,039,631
Hartford Financial Services Group, Inc.	38,733	1,897,142
Marsh & McLennan Cos., Inc.	12,971	1,517,607
MetLife, Inc.	11,740	551,193
Progressive Corp.	59,518	5,885,140

		21,316,550

Interactive Media & Services - 3.6%
Alphabet, Inc., Class A (A)	14,064	24,649,129
Alphabet, Inc., Class C (A)	11,269	19,741,936
Facebook, Inc., Class A (A)	87,323	23,853,150

		68,244,215

Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (A)	17,732	57,751,883
Booking Holdings, Inc. (A)	2,529	5,632,766

		63,384,649

	Shares	Value
COMMON STOCKS (continued)
IT Services - 3.7%
Accenture PLC, Class A	49,988	$ 13,057,365
Booz Allen Hamilton Holding Corp.	20,430	1,781,087
FleetCor Technologies, Inc. (A)	3,172	865,417
International Business Machines Corp.	35,127	4,421,787
Leidos Holdings, Inc.	43,022	4,522,473
Mastercard, Inc., Class A	55,009	19,634,912
PayPal Holdings, Inc. (A)	69,630	16,307,346
Visa, Inc., Class A	48,456	10,598,781

		71,189,168

Life Sciences Tools & Services - 0.9%
Illumina, Inc. (A)	8,437	3,121,690
PerkinElmer, Inc.	4,088	586,628
Thermo Fisher Scientific, Inc.	28,480	13,265,414
Waters Corp. (A)	2,550	630,921

		17,604,653

Machinery - 1.2%
Cummins, Inc.	16,193	3,677,430
Deere & Co.	22,254	5,987,439
Parker-Hannifin Corp.	20,968	5,711,893
Snap-on, Inc.	10,679	1,827,604
Stanley Black & Decker, Inc.	33,574	5,994,973

		23,199,339

Media - 1.4%
Altice USA, Inc., Class A (A)	38,621	1,462,577
Charter Communications, Inc., Class A (A)	13,469	8,910,417
Comcast Corp., Class A	227,197	11,905,123
Discovery, Inc., Class A (A) (C)	78,867	2,373,108
Discovery, Inc., Class C (A)	104,945	2,748,510

		27,399,735

Metals & Mining - 0.1%
Newmont Corp.	29,249	1,751,723

Multi-Utilities - 0.8%
Ameren Corp.	40,532	3,163,928
CMS Energy Corp.	41,269	2,517,822
DTE Energy Co.	21,741	2,639,575
Public Service Enterprise Group, Inc.	48,590	2,832,797
Sempra Energy	33,196	4,229,502

		15,383,624

Multiline Retail - 0.5%
Dollar Tree, Inc. (A)	25,828	2,790,457
Target Corp.	38,716	6,834,536

		9,624,993

Oil, Gas & Consumable Fuels - 1.4%
Cabot Oil & Gas Corp.	17,571	286,056
Cheniere Energy, Inc. (A)	22,421	1,345,933
Chevron Corp.	98,202	8,293,159
ConocoPhillips	46,996	1,879,370
Diamondback Energy, Inc.	31,702	1,534,377
EOG Resources, Inc.	70,628	3,522,218
Kinder Morgan, Inc.	80,738	1,103,688
Phillips 66	45,027	3,149,188
Pioneer Natural Resources Co.	39,915	4,545,919
Williams Cos., Inc.	72,330	1,450,217

		27,110,125

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	14,562	$ 3,876,259

Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	176,755	10,964,113
Eli Lilly & Co.	63,690	10,753,420
Johnson & Johnson	59,033	9,290,613
Merck & Co., Inc.	112,038	9,164,708
Pfizer, Inc.	32,064	1,180,276

		41,353,130

Professional Services - 0.1%
Verisk Analytics, Inc.	6,023	1,250,315

Road & Rail - 0.8%
CSX Corp.	20,701	1,878,616
Lyft, Inc., Class A (A) (C)	30,977	1,521,900
Norfolk Southern Corp.	38,497	9,147,272
Union Pacific Corp.	15,962	3,323,608

		15,871,396

Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices, Inc. (A)	70,583	6,473,167
Analog Devices, Inc.	56,449	8,339,211
Applied Materials, Inc.	98,150	8,470,345
Intel Corp.	56,157	2,797,742
Lam Research Corp.	12,446	5,877,872
Microchip Technology, Inc.	17,805	2,459,048
Micron Technology, Inc. (A)	26,192	1,969,114
NVIDIA Corp.	18,829	9,832,504
NXP Semiconductors NV	36,729	5,840,278
Qorvo, Inc. (A)	21,251	3,533,404
QUALCOMM, Inc.	13,214	2,013,021
Texas Instruments, Inc.	69,360	11,384,057

		68,989,763

Software - 5.0%
Fortinet, Inc. (A)	5,256	780,674
Intuit, Inc.	23,556	8,947,746
Microsoft Corp.	328,250	73,009,365
salesforce.com, Inc. (A)	48,809	10,861,467
Workday, Inc., Class A (A)	11,242	2,693,696

		96,292,948

Specialty Retail - 2.0%
AutoZone, Inc. (A)	4,825	5,719,748
Best Buy Co., Inc.	54,713	5,459,810
Home Depot, Inc.	39,964	10,615,238
Lowe’s Cos., Inc.	68,975	11,071,177
TJX Cos., Inc.	78,780	5,379,886

		38,245,859

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	619,700	82,227,993
Seagate Technology PLC	62,811	3,904,332

		86,132,325

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	27,597	2,596,050
NIKE, Inc., Class B	59,681	8,443,071

		11,039,121

Tobacco - 0.7%
Altria Group, Inc.	148,709	6,097,069

	Shares	Value
COMMON STOCKS (continued)
Tobacco (continued)
Philip Morris International, Inc.	97,077	$ 8,037,005

		14,134,074

Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (A)	63,220	8,525,217

Total Common Stocks (Cost $802,894,383)		1,160,155,188

PREFERRED STOCKS - 0.0% (B)
Banks - 0.0% (B)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 6.58% (D)	14,621	416,699

Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (C) (D)	1,280	31,360

Total Preferred Stocks (Cost $434,660)		448,059

	Principal	Value
ASSET-BACKED SECURITIES - 2.9%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 475,481	531,376
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 1.15% (D), 07/18/2027 (E)	868,670	867,098
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	373,414	373,684
CIFC Funding, Ltd.
Series 2013-2A, Class A1LR,
3-Month LIBOR + 1.21%, 1.43% (D), 10/18/2030 (E)	3,380,000	3,375,785
Series 2017-3A, Class A1,
3-Month LIBOR + 1.22%, 1.44% (D), 07/20/2030 (E)	2,500,000	2,500,035
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (E)	151,174	154,599
ICG CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 1.44% (D), 01/20/2030 (E)	1,097,486	1,096,882
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	838,354	879,297
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	1,342,987	1,455,361
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	500,832	512,625
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 1.58% (D), 04/15/2029 (E)	1,370,390	1,367,453

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	$ 169,723	$ 171,454
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	87,202	87,380
Series 2019-1A, Class A,
2.89%, 11/20/2036 (E)	409,505	424,935
New Residential Advance Receivables Trust Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (E)	900,000	902,888
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2,
1.48%, 09/15/2053 (E)	5,319,000	5,341,472
Series 2020-T3, Class AT3,
1.32%, 10/15/2052 (E)	140,000	140,348
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 1.41% (D), 01/20/2031 (E)	1,400,000	1,400,004
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (E)	5,102,000	5,112,770
Orange Lake Timeshare Trust
Series 2015-AA, Class A,
2.88%, 09/08/2027 (E)	113,267	114,414
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	734,779	744,204
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	134,144	137,585
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	109,753	112,353
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	361,281	375,499
Palmer Square CLO, Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 1.32% (D), 07/20/2030 (E)	1,900,000	1,894,674
Sierra Timeshare Conduit Receivables Funding LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (E)	153,651	156,374
Sierra Timeshare Receivables Funding LLC
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	143,092	143,391
Series 2019-1A, Class A,
3.20%, 01/20/2036 (E)	399,829	414,518
Series 2020-2A, Class A,
1.33%, 07/20/2037 (E)	1,645,902	1,653,587
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	474,391	482,860
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (E)	838,000	840,832
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	176,217	176,826

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	$299,813	$300,788
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	178,963	180,268
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	188,100	190,988
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	269,619	272,549
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	735,911	744,154
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	302,347	305,215
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	516,031	524,007
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	1,668,182	1,709,722
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	618,508	632,284
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	471,319	485,303
Series 2017-4, Class A1,
2.75% (D), 06/25/2057 (E)	1,671,960	1,732,526
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	538,919	554,862
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	1,137,927	1,182,600
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	1,793,401	1,903,251
Series 2019-1, Class A1,
3.75% (D), 03/25/2058 (E)	3,233,622	3,474,393
Series 2020-4, Class A1,
1.75%, 10/25/2060 (E)	3,006,965	3,075,036
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	3,055,000	3,138,500
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	188,848	189,947
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	667,801	679,844
Wellfleet CLO, Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 1.36% (D), 10/20/2028 (E)	1,115,426	1,115,231

Total Asset-Backed Securities (Cost $55,656,041)		56,334,031

CORPORATE DEBT SECURITIES - 14.5%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.40%, 04/15/2030 (E)	603,000	683,124
Boeing Co.
3.50%, 03/01/2039	2,022,000	2,045,631
5.15%, 05/01/2030	1,495,000	1,809,326
Huntington Ingalls Industries, Inc. 3.84%, 05/01/2025	529,000	588,215

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
L3 Harris Technologies, Inc. 2.90%, 12/15/2029	$ 710,000	$ 784,470

		5,910,766

Airlines - 0.3%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	677,576	660,700
3.70%, 04/01/2028	604,606	568,402
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	1,754,876	1,797,626
JetBlue Pass-Through Trust 2.75%, 11/15/2033	1,223,545	1,222,719
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,116,647	1,134,152
US Airways Pass-Through Trust 5.38%, 05/15/2023	994,072	946,719

		6,330,318

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	717,000	790,032

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	303,000	336,142
6.25%, 10/02/2043	820,000	1,106,155

		1,442,297

Banks - 2.1%
Australia & New Zealand Banking Group, Ltd. Fixed until 11/25/2030, 2.57% (D), 11/25/2035 (E)	1,302,000	1,328,262
Banco Santander SA 2.75%, 12/03/2030	800,000	824,582
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (D), 02/13/2031, MTN	3,456,000	3,670,503
Fixed until 06/19/2040, 2.68% (D), 06/19/2041, MTN	1,063,000	1,107,536
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	1,774,000	2,003,811
Barclays Bank PLC 10.18%, 06/12/2021 (E)	1,134,000	1,179,415
Barclays PLC 5.20%, 05/12/2026	869,000	1,010,404
CIT Group, Inc. 4.13%, 03/09/2021	125,000	125,375
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	3,305,000	3,736,483
Commerzbank AG 8.13%, 09/19/2023 (E)	1,750,000	2,044,245
Credit Agricole SA 3.25%, 01/14/2030 (C) (E)	2,214,000	2,429,232
Danske Bank A/S Fixed until 12/20/2024, 3.24% (D), 12/20/2025 (E)	1,410,000	1,508,831
Discover Bank 4.65%, 09/13/2028	1,686,000	2,016,926

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	$ 615,000	$ 672,858
JPMorgan Chase & Co.
Fixed until 05/13/2030, 2.96% (D), 05/13/2031	2,540,000	2,785,341
Fixed until 04/22/2040, 3.11% (D), 04/22/2041	1,892,000	2,114,814
4.13%, 12/15/2026	1,415,000	1,654,226
Macquarie Bank, Ltd. 3.62%, 06/03/2030 (E)	1,610,000	1,762,570
Natwest Group PLC Fixed until 08/28/2030, 3.03% (D), 11/28/2035	1,123,000	1,161,418
Santander UK Group Holdings PLC 5.63%, 09/15/2045 (E)	555,000	757,178
UniCredit SpA Fixed until 09/22/2025, 2.57% (D), 09/22/2026 (E)	2,152,000	2,196,449
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	2,390,000	2,739,959
Fixed until 06/15/2024 (F), 5.90% (D)	585,000	620,831

		39,451,249

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	562,000	639,944
4.44%, 10/06/2048	846,000	1,053,032
4.75%, 01/23/2029	1,161,000	1,433,714
Constellation Brands, Inc.
3.15%, 08/01/2029	581,000	647,031
3.70%, 12/06/2026	276,000	315,863
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	1,535,000	1,737,964

		5,827,548

Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	666,000	737,854
4.05%, 11/21/2039	908,000	1,098,884
Amgen, Inc. 2.20%, 02/21/2027	936,000	1,003,404
Biogen, Inc. 2.25%, 05/01/2030	607,000	634,073
Gilead Sciences, Inc. 4.15%, 03/01/2047	285,000	348,143

		3,822,358

Building Products - 0.1%
Carrier Global Corp. 2.72%, 02/15/2030	1,089,000	1,164,591

Capital Markets - 0.8%
Credit Suisse Group AG
3.75%, 03/26/2025	1,088,000	1,207,908
3.80%, 06/09/2023	1,515,000	1,631,641
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (D), 11/24/2026	694,000	710,266
Fixed until 09/18/2030, 3.55% (D), 09/18/2031	1,051,000	1,139,012

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	$ 1,231,000	$ 1,883,628
Intercontinental Exchange, Inc. 1.85%, 09/15/2032	1,435,000	1,446,150
Lazard Group LLC 4.50%, 09/19/2028	1,357,000	1,610,532
Morgan Stanley
Fixed until 01/22/2030, 2.70% (D), 01/22/2031, MTN	1,206,000	1,313,036
3.70%, 10/23/2024, MTN	2,120,000	2,359,132
5.00%, 11/24/2025	847,000	1,012,444
UBS AG 7.63%, 08/17/2022	1,565,000	1,732,033

		16,045,782

Chemicals - 0.1%
Nutrition & Biosciences, Inc. 2.30%, 11/01/2030 (E)	1,097,000	1,129,934
Syngenta Finance NV 3.93%, 04/23/2021 (E)	1,082,000	1,089,262

		2,219,196

Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.25%, 11/01/2029 (E)	733,000	802,518
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	565,000	595,983
3.30%, 12/01/2026 (E)	628,000	699,321
3.85%, 11/15/2024 (E)	661,000	734,968
Hutchison Whampoa International 11, Ltd. 4.63%, 01/13/2022 (E)	600,000	623,328
Waste Connections, Inc. 2.60%, 02/01/2030	852,000	917,060

		4,373,178

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	1,142,000	1,180,188

Construction & Engineering - 0.5%
Quanta Services, Inc. 2.90%, 10/01/2030	822,000	881,312
SBA Tower Trust
1.88%, 07/15/2050 (E)	1,309,000	1,347,254
2.84%, 01/15/2050 (E)	3,421,000	3,642,164
3.17%, 04/09/2047 (E)	1,369,000	1,380,028
3.45%, 03/15/2048 (E)	1,525,000	1,617,206

		8,867,964

Construction Materials - 0.1%
CRH America Finance, Inc. 4.50%, 04/04/2048 (E)	900,000	1,134,265
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (E)	1,290,000	1,605,765

		2,740,030

Consumer Finance - 0.3%
Ally Financial, Inc. 3.88%, 05/21/2024	1,057,000	1,158,202
American Express Co. 4.05%, 12/03/2042	275,000	350,597

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
BMW US Capital LLC 2.80%, 04/11/2026 (E)	$ 1,630,000	$ 1,765,055
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	1,545,000	1,587,271
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (E)	748,000	754,375

		5,615,500

Containers & Packaging - 0.0% (B)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023 (E)	25,000	25,307

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	87,000	104,502

Diversified Financial Services - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.50%, 09/15/2023	1,074,000	1,164,455
6.50%, 07/15/2025	256,000	306,035
Aviation Capital Group LLC 5.50%, 12/15/2024 (E)	2,174,000	2,406,765
Element Fleet Management Corp. 3.85%, 06/15/2025 (E)	831,000	885,732

		4,762,987

Diversified Telecommunication Services - 0.4%
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	1,155,000	1,183,875
Level 3 Financing, Inc. 3.40%, 03/01/2027 (E)	887,000	965,606
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	230,734
Verizon Communications, Inc.
1.68%, 10/30/2030 (E)	2,084,000	2,075,568
2.99%, 10/30/2056 (E)	2,614,000	2,631,287

		7,087,070

Electric Utilities - 0.7%
American Electric Power Co., Inc. 2.95%, 12/15/2022	918,000	958,737
Appalachian Power Co. 3.40%, 06/01/2025	505,000	560,916
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	104,000	127,091
DTE Electric Co. 4.30%, 07/01/2044	2,122,000	2,739,868
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	3,049,000	3,495,532
Duke Energy Progress LLC 3.60%, 09/15/2047	1,265,000	1,532,736
Entergy Arkansas LLC 3.70%, 06/01/2024	245,000	268,915
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	1,388,000	1,446,495
5.30%, 06/01/2042	69,000	98,621
Pacific Gas & Electric Co. 2.50%, 02/01/2031	1,026,000	1,029,746

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
PacifiCorp
3.60%, 04/01/2024	$ 888,000	$ 967,459
5.75%, 04/01/2037	138,000	196,485
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	515,000	563,297

		13,985,898

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 2.80%, 02/15/2030	921,000	1,015,915
Arrow Electronics, Inc.
3.25%, 09/08/2024	331,000	358,209
3.88%, 01/12/2028	429,000	483,757
Keysight Technologies, Inc. 4.60%, 04/06/2027	1,269,000	1,512,514
Sensata Technologies, Inc. 4.38%, 02/15/2030 (E)	697,000	750,146

		4,120,541

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	1,677,000	1,895,214
Schlumberger Investment SA 3.65%, 12/01/2023	121,000	131,362

		2,026,576

Equity Real Estate Investment Trusts - 0.8%
Agree, LP 2.90%, 10/01/2030	502,000	533,270
American Tower Trust #1 3.65%, 03/15/2048 (E)	775,000	851,925
Corporate Office Properties, LP 2.25%, 03/15/2026	519,000	541,049
CyrusOne, LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	1,158,000	1,236,292
Equinix, Inc. 5.38%, 05/15/2027	1,236,000	1,347,226
Federal Realty Investment Trust 1.25%, 02/15/2026	953,000	970,493
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	1,094,000	1,195,013
Healthpeak Properties, Inc. 3.50%, 07/15/2029	656,000	744,126
Highwoods Realty, LP 3.05%, 02/15/2030	1,657,000	1,753,244
Life Storage, LP 4.00%, 06/15/2029	672,000	785,857
Mid-America Apartments, LP 1.70%, 02/15/2031	603,000	600,777
National Retail Properties, Inc. 2.50%, 04/15/2030	997,000	1,026,333
Realty Income Corp. 3.25%, 01/15/2031	460,000	521,467
VEREIT Operating Partnership, LP 2.20%, 06/15/2028	1,011,000	1,033,780
Weyerhaeuser Co. 4.00%, 04/15/2030	1,025,000	1,213,830
WP Carey, Inc. 2.40%, 02/01/2031	417,000	433,075

		14,787,757

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.2%
Sysco Corp. 3.30%, 07/15/2026	$ 939,000	$ 1,044,399
Walmart, Inc. 3.63%, 12/15/2047	1,800,000	2,282,562

		3,326,961

Food Products - 0.1%
Campbell Soup Co. 2.38%, 04/24/2030	1,343,000	1,418,626

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 1.40%, 06/30/2030 (C)	519,000	526,532
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	944,000	1,033,182
Boston Scientific Corp. 4.70%, 03/01/2049	1,102,000	1,511,900
Danaher Corp. 2.60%, 10/01/2050	1,016,000	1,054,909
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	1,316,000	1,465,670
Smith & Nephew PLC 2.03%, 10/14/2030	1,042,000	1,061,504

		6,653,697

Health Care Providers & Services - 0.6%
Anthem, Inc. 2.25%, 05/15/2030	886,000	941,134
Centene Corp.
3.00%, 10/15/2030	1,425,000	1,510,357
3.38%, 02/15/2030	850,000	894,277
Cigna Corp. 2.40%, 03/15/2030	893,000	952,136
CVS Health Corp.
2.70%, 08/21/2040	719,000	727,379
3.75%, 04/01/2030	1,615,000	1,879,493
HCA, Inc.
4.13%, 06/15/2029	564,000	654,286
5.25%, 04/15/2025	376,000	439,048
Health Care Service Corp. 2.20%, 06/01/2030 (E)	1,180,000	1,234,432
Quest Diagnostics, Inc. 4.20%, 06/30/2029	1,500,000	1,785,667
UnitedHealth Group, Inc. 2.00%, 05/15/2030	1,059,000	1,123,269

		12,141,478

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	1,211,000	1,277,212

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.75%, 12/01/2027	1,047,000	1,184,646
General Electric Co. 6.88%, 01/10/2039, MTN	980,000	1,442,641

		2,627,287

Insurance - 0.5%
Allianz SE Fixed until 11/17/2025 (F), 3.50% (D) (E)	1,000,000	1,018,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
American International Group, Inc.
4.20%, 04/01/2028	$ 813,000	$ 965,134
4.25%, 03/15/2029	914,000	1,096,919
Markel Corp. 3.35%, 09/17/2029	1,938,000	2,178,983
Pacific LifeCorp 3.35%, 09/15/2050 (E)	589,000	654,435
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (D), 10/01/2050 (C)	1,511,000	1,598,306
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	1,909,000	2,189,018

		9,701,545

Interactive Media & Services - 0.2%
Alphabet, Inc. 1.10%, 08/15/2030	1,060,000	1,045,508
Baidu, Inc. 4.38%, 05/14/2024	1,533,000	1,686,424
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (E)	1,322,000	1,407,864

		4,139,796

Internet & Direct Marketing Retail - 0.1%
Expedia Group, Inc. 3.80%, 02/15/2028	901,000	967,794

IT Services - 0.1%
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	696,000	817,102
Fiserv, Inc. 3.50%, 07/01/2029	1,184,000	1,351,958

		2,169,060

Life Sciences Tools & Services - 0.0% (B)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	529,000	768,668

Machinery - 0.0% (B)
Xylem, Inc. 1.95%, 01/30/2028	667,000	703,302

Media - 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	649,000	775,166
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	525,000	530,250
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (F)	1,110,000	1,132,200
NBCUniversal Media LLC 4.45%, 01/15/2043	1,189,000	1,557,018
ViacomCBS, Inc. 4.20%, 05/19/2032 (C)	970,000	1,168,992

		5,163,626

Metals & Mining - 0.2%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	1,757,000	2,017,563
4.75%, 04/10/2027 (E)	365,000	430,570
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	1,740,000	1,815,342

		4,263,475

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	$ 1,018,000	$ 1,115,791
CMS Energy Corp.
3.88%, 03/01/2024	80,000	87,157
4.88%, 03/01/2044	185,000	243,661
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	597,000	622,229

		2,068,838

Oil, Gas & Consumable Fuels - 1.0%
Boardwalk Pipelines, LP 3.40%, 02/15/2031	647,000	675,100
BP Capital Markets PLC 3.12%, 05/04/2026	2,119,000	2,316,552
CNOOC Petroleum North America ULC 5.88%, 03/10/2035	10,000	13,061
Energy Transfer Operating, LP
4.90%, 02/01/2024	605,000	662,176
5.15%, 02/01/2043	734,000	778,186
5.95%, 10/01/2043	680,000	770,274
7.60%, 02/01/2024	534,000	616,998
Enterprise Products Operating LLC 4.25%, 02/15/2048	2,275,000	2,667,394
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	1,190,000	1,302,879
Noble Energy, Inc. 3.25%, 10/15/2029 (G)	653,000	750,197
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,967,000	2,053,430
Petroleos Mexicanos
6.50%, 01/23/2029	656,000	680,042
6.84%, 01/23/2030	1,509,000	1,579,591
6.88%, 08/04/2026	400,000	437,000
7.69%, 01/23/2050	166,000	167,370
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	1,050,000	1,098,829
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	615,000	705,182
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (E)	214,000	216,754
Shell International Finance BV
2.50%, 09/12/2026	1,677,000	1,841,454
3.75%, 09/12/2046	244,000	294,970
Williams Cos., Inc.
5.40%, 03/04/2044	117,000	144,508
7.88%, 09/01/2021	100,000	104,840

		19,876,787

Pharmaceuticals - 0.5%
AstraZeneca PLC
2.38%, 06/12/2022	951,000	977,515
4.00%, 01/17/2029	317,000	377,725
4.38%, 08/17/2048	758,000	1,014,522
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	890,000	1,046,833
Bristol-Myers Squibb Co.
1.45%, 11/13/2030	983,000	987,845
3.20%, 06/15/2026	525,000	590,695

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Merck & Co., Inc. 3.40%, 03/07/2029	$ 612,000	$ 711,984
Royalty Pharma PLC 2.20%, 09/02/2030 (E)	1,137,000	1,167,608
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028	1,636,000	2,032,729
Viatris, Inc. 2.30%, 06/22/2027 (E)	522,000	555,732
Zoetis, Inc. 2.00%, 05/15/2030	636,000	658,534

		10,121,722

Professional Services - 0.1%
Equifax, Inc. 2.60%, 12/01/2024	746,000	799,008
Experian Finance PLC 2.75%, 03/08/2030 (E)	1,000,000	1,085,758

		1,884,766

Road & Rail - 0.2%
Avolon Holdings Funding, Ltd.
4.38%, 05/01/2026 (E)	1,705,000	1,847,018
5.50%, 01/15/2026 (E)	682,000	772,653
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	466,000	489,402
3.75%, 04/01/2024	44,000	48,232
CSX Corp. 3.80%, 11/01/2046 - 04/15/2050	1,069,000	1,298,043

		4,455,348

Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp. 2.88%, 05/11/2024	742,000	800,672
KLA Corp. 3.30%, 03/01/2050	809,000	912,916
Lam Research Corp.
1.90%, 06/15/2030	705,000	732,621
3.75%, 03/15/2026	1,025,000	1,171,614
Micron Technology, Inc. 2.50%, 04/24/2023	452,000	470,992
NVIDIA Corp. 2.85%, 04/01/2030	894,000	1,005,693
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (E)	432,000	489,894
QUALCOMM, Inc.
3.25%, 05/20/2027	1,011,000	1,147,560
3.25%, 05/20/2050 (C)	819,000	950,687
TSMC Global, Ltd. 1.38%, 09/28/2030 (E)	2,651,000	2,602,534
Xilinx, Inc. 2.38%, 06/01/2030	968,000	1,016,177

		11,301,360

Software - 0.2%
Adobe, Inc. 2.15%, 02/01/2027	887,000	951,809
Infor, Inc. 1.75%, 07/15/2025 (E)	1,000,000	1,038,740
Intuit, Inc. 1.35%, 07/15/2027	730,000	746,900

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Software (continued)
Microsoft Corp. 3.30%, 02/06/2027	$ 1,443,000	$ 1,646,543

		4,383,992

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
2.65%, 05/11/2050	575,000	610,274
2.85%, 02/23/2023	1,264,000	1,327,368
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	844,000	1,029,634
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	806,000	886,668
Seagate HDD Cayman 4.13%, 01/15/2031 (E)	170,000	181,262
Western Digital Corp. 4.75%, 02/15/2026 (C)	1,485,000	1,640,925

		5,676,131

Tobacco - 0.2%
Altria Group, Inc. 3.40%, 05/06/2030	1,178,000	1,321,711
BAT Capital Corp.
2.26%, 03/25/2028	1,886,000	1,957,755
4.91%, 04/02/2030	777,000	938,378

		4,217,844

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV
3.13%, 07/16/2022	1,016,000	1,053,856
4.38%, 07/16/2042	250,000	313,172
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	3,036,000	3,068,299
3.72%, 07/15/2043 (E)	40,000	41,899
Sprint Corp.
7.25%, 09/15/2021	330,000	343,365
7.88%, 09/15/2023	625,000	723,625
T-Mobile USA, Inc. 3.88%, 04/15/2030 (E)	1,212,000	1,403,738

		6,947,954

Total Corporate Debt Securities (Cost $258,107,578)		278,938,904

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025	480,000	526,560

Chile - 0.1%
Chile Government International Bond 3.50%, 01/25/2050	675,000	774,569

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	305,000	329,854
4.50%, 01/28/2026 (C)	1,125,000	1,274,074

		1,603,928

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (C) (E)	1,810,000	2,115,603
5.38%, 10/17/2023 (E)	400,000	451,789

		2,567,392

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	$ 1,883,000	$ 2,115,551

Panama - 0.0% (B)
Panama Government International Bond 3.88%, 03/17/2028	550,000	631,131

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	160,000	204,802

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	405,000	427,959

Qatar - 0.0% (B)
Qatar Government International Bond 3.88%, 04/23/2023 (E)	200,000	214,960

Saudi Arabia - 0.1%
Saudi Government International Bond 2.38%, 10/26/2021 (E)	705,000	715,507

Total Foreign Government Obligations (Cost $8,910,600)		9,782,359

MORTGAGE-BACKED SECURITIES - 3.2%
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,630,000	1,591,107
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,390,000	767,126
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,935,000	85,788
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (E)	755,000	747,642
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (E)	1,150,000	1,184,847
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	99,524	107,510
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	285,000	311,010
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	131,757	134,399
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	791,843	837,470
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,648,000	1,803,735
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	7,042	7,032
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	170,000	161,821
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,900,000	2,017,950
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,400,000	2,622,500

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	$ 4,500,000	$ 4,850,663
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	690,000	692,541
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	1,690,000	1,634,614
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 0.81% (D), 12/27/2035 (E)	188,550	188,248
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2007-RMP1, Class A2, 1-Month LIBOR + 0.15%, 0.30% (D), 12/25/2036	104,960	99,715
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	2,200,000	2,271,445
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	1,830,837	1,819,649
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	800,000	820,518
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-WLDN, Class A, 3.91%, 05/05/2030 (E)	5,146,728	4,183,895
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (E)	221,536	237,480
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	2,010,000	2,081,714
Series 2013-C11, Class B,
4.35% (D), 08/15/2046	945,000	371,728
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	4,890,000	4,883,675
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 0.00% (D), 07/26/2048 (E)	251,533	251,511
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 1.56% (D), 08/15/2034 (E)	3,599,369	3,579,125
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	181,557	187,860
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	175,838	186,933
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	635,312	677,169

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	$ 178,220	$ 190,939
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	363,283	387,121
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	416,728	441,958
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	648,349	682,253
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	852,090	907,923
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	1,009,371	1,090,876
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	987,571	1,067,906
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	1,509,792	1,605,570
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	1,164,594	1,263,875
Series 2018-1A, Class A1A,
4.00% (D), 12/25/2057 (E)	1,109,216	1,199,457
Series 2018-RPL1, Class A1,
3.50% (D), 12/25/2057 (E)	766,240	811,525
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	2,524,665	2,664,154
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	2,970,537	3,099,862
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	2,169,000	2,247,790
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	1,911,000	1,614,795
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	916,000	920,547

Total Mortgage-Backed Securities (Cost $63,190,238)		61,594,971

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	55,000	90,904
State of California, General Obligation Unlimited
7.30%, 10/01/2039	765,000	1,262,732
7.60%, 11/01/2040	660,000	1,193,795
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	50,000	71,763

		2,619,194

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	49,000	74,517

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	$ 71,000	$ 119,067

New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	60,000	80,108
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	55,000	89,157
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	55,000	76,458
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	95,000	129,828

		375,551

Total Municipal Government Obligations (Cost $2,577,099)		3,188,329

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.8%
Federal Home Loan Mortgage Corp.
5.00%, 02/01/2024 - 08/01/2035	418,627	481,760
5.50%, 07/01/2037 - 06/01/2041	94,990	110,922
6.00%, 12/01/2037	38,045	44,660
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	4,208,000	4,286,270
2.89%, 06/25/2027	1,750,269	1,872,413
3.01%, 07/25/2025	4,592,000	5,065,480
3.06% (D), 08/25/2024	3,640,000	3,938,828
3.46% (D), 08/25/2023	1,500,000	1,609,930
3.49%, 01/25/2024	2,260,000	2,454,050
Federal National Mortgage Association
3.33% (D), 10/25/2023	171,214	181,564
3.50%, 07/01/2028 - 01/01/2029	319,684	348,287
12-Month LIBOR + 1.52%, 3.52% (D), 02/01/2043	53,079	53,420
4.00%, 06/01/2042	92,391	101,404
4.50%, 02/01/2025 - 06/01/2026	138,774	147,210
5.00%, 04/01/2039 - 11/01/2039	1,389,220	1,592,232
5.50%, 04/01/2037 - 12/01/2041	716,412	840,767
6.00%, 08/01/2036 - 06/01/2041	1,293,314	1,544,759
6.50%, 05/01/2040	101,326	121,592
Government National Mortgage Association, Interest Only STRIPS 0.71% (D), 02/16/2053	526,858	14,173
Uniform Mortgage-Backed Security
2.00%, TBA (H)	29,858,000	31,113,940
2.50%, TBA (H)	25,930,000	27,289,625
3.00%, TBA (H)	34,231,000	35,864,995
3.50%, TBA (H)	22,750,000	24,047,461

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security (continued)
4.00%, TBA (H)	$ 6,508,000	$ 6,950,341

Total U.S. Government Agency Obligations (Cost $148,490,637)		150,076,083

U.S. GOVERNMENT OBLIGATIONS - 9.1%
U.S. Treasury - 7.9%
U.S. Treasury Bond
1.25%, 05/15/2050 (C)	2,968,000	2,692,533
2.00%, 02/15/2050	3,776,000	4,101,090
2.25%, 08/15/2046	2,996,000	3,419,887
2.50%, 02/15/2045 - 05/15/2046	10,235,000	12,217,098
2.75%, 08/15/2047 (C)	3,605,000	4,519,628
2.75%, 11/15/2047	1,591,000	1,996,581
2.88%, 08/15/2045 (C)	5,077,000	6,459,491
2.88%, 05/15/2049	522,900	675,113
3.00%, 05/15/2042 (C)	2,001,000	2,573,552
3.00%, 08/15/2048 - 02/15/2049	3,698,600	4,871,818
3.13%, 02/15/2042 - 05/15/2048	7,019,000	9,205,623
3.63%, 02/15/2044	5,091,700	7,210,126
4.50%, 02/15/2036 (C)	2,193,600	3,219,365
5.25%, 02/15/2029	2,086,000	2,827,752
U.S. Treasury Note
0.25%, 05/31/2025 - 08/31/2025	5,674,000	5,657,249
0.63%, 05/15/2030 - 08/15/2030	11,261,000	10,997,235
1.13%, 06/30/2021 - 09/30/2021	4,595,000	4,626,379
1.50%, 08/15/2026 - 02/15/2030	12,320,000	13,036,634
1.63%, 08/15/2029 (C)	2,985,000	3,193,250
1.75%, 07/31/2021	5,697,000	5,750,854
1.75%, 11/15/2029 (C)	5,840,000	6,311,534
2.13%, 06/30/2021	2,844,000	2,872,218
2.13%, 06/30/2022 (C)	1,047,000	1,078,328
2.25%, 11/15/2025 (C)	5,846,800	6,384,888
2.25%, 11/15/2027	5,405,200	6,001,883
2.38%, 01/31/2023 - 05/15/2029	2,653,400	2,883,866
2.50%, 05/15/2024	2,660,000	2,866,358
2.63%, 02/15/2029 (C)	791,000	908,043
2.75%, 02/15/2028 (C)	4,520,000	5,183,345
2.88%, 05/15/2028 - 08/15/2028 (C)	3,584,300	4,157,297
3.13%, 11/15/2028	2,552,600	3,022,239

		150,921,257

U.S. Treasury Inflation-Protected Securities - 1.2%
U.S. Treasury Inflation-Indexed Bond
0.25%, 02/15/2050	1,567,799	1,867,661
1.75%, 01/15/2028	1,498,949	1,838,477
2.50%, 01/15/2029	4,999,200	6,566,463
U.S. Treasury Inflation-Indexed Note
0.13%, 07/15/2030	5,280,964	5,923,481
0.63%, 01/15/2024	6,865,324	7,367,977

		23,564,059

Total U.S. Government Obligations (Cost $161,801,760)		174,485,316

COMMERCIAL PAPER - 5.7%
Banks - 2.4%
Concord Minutemen Capital Co. 0.23% (I), 02/18/2021	6,500,000	6,498,063
HSBC Bank PLC 0.20% (I), 01/07/2021	3,000,000	2,999,924

	Principal	Value

COMMERCIAL PAPER (continued)
Banks (continued)
Macquarie Bank, Ltd. 0.24% (I), 03/02/2021	$ 7,000,000	$ 6,997,497
Manhattan Asset Funding Co. LLC 0.20% (I), 03/02/2021	7,000,000	6,997,260
National Bank of Canada 0.17% (I), 01/04/2021	7,400,000	7,399,918
Skandinaviska Enskilda Banken AB 0.19% (I), 02/17/2021	7,000,000	6,998,899
Societe Generale SA 0.24% (I), 03/04/2021	5,500,000	5,498,364
Standard Chartered Bank 0.22% (I), 02/24/2021	250,000	249,936
Sumitomo Mitsui Brokerage Corp. 0.21% (I), 02/11/2021	2,000,000	1,999,687

		45,639,548

Capital Markets - 0.3%
Cedar Springs Capital Co. LLC 0.20% (I), 01/05/2021	5,200,000	5,199,906

Commercial Services & Supplies - 0.1%
Charta LLC 0.17% (I), 01/15/2021	1,600,000	1,599,900

Diversified Financial Services - 2.9%
Anglesea Funding PLC 0.20% (I), 02/04/2021	7,000,000	6,998,605
Atlantic Asset Securitization LLC
0.18% (I), 02/04/2021	560,000	559,888
0.20% (I), 01/28/2021	5,000,000	4,999,249
Chariot Funding LLC
0.16% (I), 01/04/2021	2,835,000	2,834,954
0.24% (I), 03/18/2021	2,000,000	1,998,969
Jupiter Securitization Co. LLC 0.18% (I), 02/08/2021	5,000,000	4,998,868
Le Fayette Asset Securitization LLC 0.19% (I), 02/19/2021	8,000,000	7,997,555
Lexington Parker Capital Co. LLC 0.23% (I), 01/13/2021 - 02/10/2021	7,350,000	7,349,068
Liberty Funding LLC 0.19% (I), 03/03/2021	4,200,000	4,198,358
LMA SA / LMA Americas LLC 0.18% (I), 02/04/2021	1,722,000	1,721,746
Ridgefield Funding Co. 0.24% (I), 03/08/2021	1,750,000	1,749,362
Sheffield Receivable
0.18% (I), 02/04/2021	3,250,000	3,249,352
0.22% (I), 03/02/2021	3,250,000	3,248,728
Starbird Funding Corp.
0.19% (I), 02/08/2021	2,600,000	2,599,411
0.20% (I), 02/22/2021	1,780,000	1,779,416

		56,283,529

Total Commercial Paper (Cost $108,722,382)		108,722,883

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.9%
U.S. Treasury Bill
0.07% (I), 03/11/2021	4,502,000	4,501,381
0.09% (I), 02/04/2021 - 04/01/2021	12,392,000	12,390,397

Total Short-Term U.S. Government Obligations (Cost $16,891,363)		16,891,778

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (I)	5,350,978	$ 5,350,978

Total Other Investment Company (Cost $5,350,978)		5,350,978

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 0.00% (I), dated 12/31/2020, to be repurchased at $18,310,568 on 01/04/2021. Collateralized by U.S. Government Obligations, 1.75%, due 02/28/2022 , and with a total value of $18,676,920.	$ 18,310,568	18,310,568

Total Repurchase Agreement (Cost $18,310,568)		18,310,568

Total Investments (Cost $1,651,338,287)		2,044,279,447
Net Other Assets (Liabilities) - (6.6)%		(126,964,835)

Net Assets - 100.0%		$ 1,917,314,612

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	67	03/19/2021	$12,322,561	$12,558,480	$235,919	$ —

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,160,155,188	$—	$—	$1,160,155,188
Preferred Stocks	448,059	—	—	448,059
Asset-Backed Securities	—	56,334,031	—	56,334,031
Corporate Debt Securities	—	278,938,904	—	278,938,904
Foreign Government Obligations	—	9,782,359	—	9,782,359
Mortgage-Backed Securities	—	61,594,971	—	61,594,971
Municipal Government Obligations	—	3,188,329	—	3,188,329
U.S. Government Agency Obligations	—	150,076,083	—	150,076,083
U.S. Government Obligations	—	174,485,316	—	174,485,316
Commercial Paper	—	108,722,883	—	108,722,883
Short-Term U.S. Government Obligations	—	16,891,778	—	16,891,778
Other Investment Company	5,350,978	—	—	5,350,978
Repurchase Agreement	—	18,310,568	—	18,310,568

Total Investments	$1,165,954,225	$878,325,222	$—	$2,044,279,447

Other Financial Instruments
Futures Contracts (K)	$235,919	$—	$—	$235,919

Total Other Financial Instruments	$235,919	$—	$—	$235,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $46,124,320, collateralized by cash collateral of $5,350,978 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $41,719,347. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $186,007,691, representing 9.7% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Restricted security. At December 31, 2020, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Noble Energy, Inc. 3.25%, 10/15/2029	09/24/2019	$652,882	$750,197	0.0	%(B)

(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Rates disclosed reflect the yields at December 31, 2020.
(J)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $1,633,027,719) (including securities loaned of $46,124,320)	$2,025,968,879
Repurchase agreement, at value (cost $18,310,568)	18,310,568
Cash	52
Cash collateral pledged at broker for:
Futures contracts	846,000
Receivables and other assets:
Investments sold	1,273,053
When-issued, delayed-delivery, forward and TBA commitments sold	21,006,299
Net income from securities lending	5,025
Shares of beneficial interest sold	530
Dividends	1,102,423
Interest	3,710,318
Variation margin receivable on futures contracts	82,427

Total assets	2,072,305,574

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,350,978
Payables and other liabilities:
Investments purchased	1,789,190
When-issued, delayed-delivery, forward and TBA commitments purchased	146,021,953
Shares of beneficial interest redeemed	315,740
Investment management fees	930,129
Distribution and service fees	322,785
Transfer agent costs	2,878
Trustees, CCO and deferred compensation fees	7,229
Audit and tax fees	34,033
Custody fees	63,248
Legal fees	9,395
Printing and shareholder reports fees	113,969
Other accrued expenses	29,435

Total liabilities	154,990,962

Net assets	$1,917,314,612

Net assets consist of:
Capital stock ($0.01 par value)	$1,147,814
Additional paid-in capital	1,400,482,036
Total distributable earnings (accumulated losses)	515,684,762

Net assets	$1,917,314,612

Net assets by class:
Initial Class	$376,901,987
Service Class	1,540,412,625

Shares outstanding:
Initial Class	22,115,278
Service Class	92,666,113

Net asset value and offering price per share:
Initial Class	$17.04
Service Class	16.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$17,976,684
Interest income	15,883,364
Net income from securities lending	52,247
Withholding taxes on foreign income	(17,439)

Total investment income	33,894,856

Expenses:
Investment management fees	10,513,457
Distribution and service fees:
Service Class	3,561,071
Transfer agent costs	26,102
Trustees, CCO and deferred compensation fees	55,619
Audit and tax fees	54,487
Custody fees	192,173
Legal fees	112,983
Printing and shareholder reports fees	127,401
Other	83,701

Total expenses	14,726,994

Net investment income (loss)	19,167,862

Net realized gain (loss) on:
Investments	103,923,375
Futures contracts	1,941,911

Net realized gain (loss)	105,865,286

Net change in unrealized appreciation (depreciation) on:
Investments	135,996,692
Futures contracts	96,156

Net change in unrealized appreciation (depreciation)	136,092,848

Net realized and change in unrealized gain (loss)	241,958,134

Net increase (decrease) in net assets resulting from operations	$261,125,996

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$19,167,862	$24,240,650
Net realized gain (loss)	105,865,286	74,137,180
Net change in unrealized appreciation (depreciation)	136,092,848	232,865,221

Net increase (decrease) in net assets resulting from operations	261,125,996	331,243,051

Dividends and/or distributions to shareholders:
Initial Class	(19,351,472)	(25,882,300)
Service Class	(78,307,157)	(108,621,030)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(97,658,629)	(134,503,330)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,136,706	11,316,126
Service Class	28,809,198	18,589,183

	44,945,904	29,905,309

Dividends and/or distributions reinvested:
Initial Class	19,351,472	25,882,300
Service Class	78,307,157	108,621,030

	97,658,629	134,503,330

Cost of shares redeemed:
Initial Class	(36,013,886)	(34,983,646)
Service Class	(149,118,920)	(118,033,002)

	(185,132,806)	(153,016,648)

Net increase (decrease) in net assets resulting from capital share transactions	(42,528,273)	11,391,991

Net increase (decrease) in net assets	120,939,094	208,131,712

Net assets:
Beginning of year	1,796,375,518	1,588,243,806

End of year	$1,917,314,612	$1,796,375,518

Capital share transactions - shares:
Shares issued:
Initial Class	1,002,160	750,268
Service Class	1,888,234	1,255,659

	2,890,394	2,005,927

Shares reinvested:
Initial Class	1,216,309	1,784,986
Service Class	5,042,315	7,665,563

	6,258,624	9,450,549

Shares redeemed:
Initial Class	(2,328,368)	(2,337,000)
Service Class	(9,886,472)	(8,000,672)

	(12,214,840)	(10,337,672)

Net increase (decrease) in shares outstanding:
Initial Class	(109,899)	198,254
Service Class	(2,955,923)	920,550

	(3,065,822)	1,118,804

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$15.54	$13.85	$15.17	$13.56	$13.11

Investment operations:
Net investment income (loss) (A)	0.20	0.24	0.25	0.20	0.19	(B)
Net realized and unrealized gain (loss)	2.20	2.69	(0.75)	1.69	0.83

Total investment operations	2.40	2.93	(0.50)	1.89	1.02

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.26)	(0.22)	(0.12)	(0.13)
Net realized gains	(0.65)	(0.98)	(0.60)	(0.16)	(0.44)

Total dividends and/or distributions to shareholders	(0.90)	(1.24)	(0.82)	(0.28)	(0.57)

Net asset value, end of year	$17.04	$15.54	$13.85	$15.17	$13.56

Total return	15.90%	21.77%	(3.66)%	14.14%	7.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$376,902	$345,274	$305,002	$344,156	$319,369
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.66%	0.66%	0.66%	0.70%
Including waiver and/or reimbursement and recapture	0.63%	0.66%	0.66%	0.66%	0.69	%(B)
Net investment income (loss) to average net assets	1.29%	1.61%	1.64%	1.42%	1.45	%(B)
Portfolio turnover rate	51%	45%	46%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$15.18	$13.55	$14.86	$13.31	$12.89

Investment operations:
Net investment income (loss) (A)	0.16	0.20	0.20	0.17	0.16	(B)
Net realized and unrealized gain (loss)	2.15	2.63	(0.73)	1.65	0.81

Total investment operations	2.31	2.83	(0.53)	1.82	0.97

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.22)	(0.18)	(0.11)	(0.11)
Net realized gains	(0.65)	(0.98)	(0.60)	(0.16)	(0.44)

Total dividends and/or distributions to shareholders	(0.87)	(1.20)	(0.78)	(0.27)	(0.55)

Net asset value, end of year	$16.62	$15.18	$13.55	$14.86	$13.31

Total return	15.60%	21.50%	(3.90)%	13.82%	7.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,540,413	$1,451,102	$1,283,242	$1,473,823	$1,041,215
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.91%	0.91%	0.91%	0.95%
Including waiver and/or reimbursement and recapture	0.88%	0.91%	0.91%	0.91%	0.94	%(B)
Net investment income (loss) to average net assets	1.04%	1.36%	1.39%	1.17%	1.20	%(B)
Portfolio turnover rate	51%	45%	46%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $21,986.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,139,071	$—	$—	$—	$1,139,071
Preferred Stocks	30,152	—	—	—	30,152
Corporate Debt Securities	198,562	—	—	—	198,562
U.S. Government Obligations	3,983,193	—	—	—	3,983,193
Total Securities Lending Transactions	$5,350,978	$—	$—	$—	$5,350,978
Total Borrowings	$5,350,978	$—	$—	$—	$5,350,978

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$235,919	$—	$—	$235,919
Total	$—	$—	$235,919	$—	$—	$235,919

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,941,911	$—	$—	$1,941,911
Total	$—	$—	$1,941,911	$—	$—	$1,941,911

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$96,156	$—	$—	$96,156
Total	$—	$—	$96,156	$—	$—	$96,156

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$9,539,296

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Funds Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/ principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2020
First $500 million	0.61%
Over $500 million up to $1 billion	0.59
Over $1 billion up to $1.5 bilion	0.56
Over $1.5 billion up to $2 bilion	0.55
Over $2 billion up to $5 bilion	0.52
Over $5 billion	0.50
Prior to May 1, 2020
First $1 billion	0.65%
Over $1 billion up to $5 billion	0.59
Over $5 billion	0.58

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2021
Service Class	1.00	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 672,134,185	$ 152,576,210	$ 781,102,284	$ 172,280,285

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,656,541,986	$ 407,696,801	$ (19,959,340)	$ 387,737,461

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 34,450,232	$ 63,208,397	$ —	$ 25,278,855	$ 109,224,475	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 28,395,760	$ 99,551,541	$ —	$ —	$ —	$ 387,737,461

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

12. NEW ACCOUNTING PRONOUNCEMENTS (continued)

relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio, (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $63,208,397 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2020 introduced unforeseen economic risks, particularly heightened by COVID-19-related fears, which sparked a severe sell-off across global markets. Equity markets entered bear territory at a record-setting pace, spreads widened drastically, sovereign yields plummeted, and the U.S. dollar surged. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. In addition, fiscal authorities also enacted large-scale stimulus packages to help support households and businesses as COVID-19 took its toll on global economies, including rising unemployment.

Risk assets broadly gained in the second quarter as financial markets began a slow recovery supported by an easing in lockdown measures, increased fiscal and monetary policy support, and policymakers’ commitment to supportive policy stances. Congress discussed a “Phase 4” stimulus bill while the U.S. Federal Reserve (the “Fed”) strengthened its lending program and re-emphasized its plan to keep rates near zero for the near future. Global equities gained in the second quarter, with the S&P 500® posting its best quarter since 1998, while oil prices rose, credit spreads tightened, and the U.S. dollar weakened.

During the third quarter, the recovery appeared well underway as economic activity rebounded sharply amid ongoing global policy support and heightened optimism around a potential vaccine. On the U.S. policy front, the Fed announced a shift in its inflation framework, which would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. Risk appetites were robust for most of the quarter, with the S&P 500® reaching new highs, though concerns regarding the trajectory of the virus and the likelihood of U.S. stimulus contributed to some reversal toward the end of the third quarter. Global equities ended the third quarter higher, credit spreads tightened, and the U.S. dollar weakened relative to its peers.

The market rally resumed during the fourth quarter, bolstered by optimism about a COVID-19 vaccine rollout, the finalization of a Brexit deal, and the announcement of an investment agreement between China and the EU. U.S. equity markets looked past weak retail sales, rising jobless claims, and surging COVID-19 cases with the Dow Jones Industrial Average, Russell 2000 Index, and S&P 500® Index reaching record highs, supported by the passage of additional fiscal stimulus and news of continued asset purchases by the Fed. Global equities ended higher, credit spreads tighter, and the U.S. dollar weaker, whereas developed market rates remained generally range-bound.

PERFORMANCE

For the year ended December 31, 2020, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned 9.18%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Balanced VP Blended Benchmark, returned 18.40% and 14.32%, respectively.

STRATEGY REVIEW

During 2020’s volatile market environment, the Portfolio dynamically adjusted its equity exposure to manage the Portfolio’s volatility. Although the Portfolio entered the year near max equity exposure, the Portfolio quickly de-risked in the first quarter in response to the uptick in volatility driven by threats to growth posed by the global response to the COVID-19 virus. The Portfolio began to increase equity exposure in response to stabilizing sentiment in the second quarter, but remained underweight equity exposure for the remainder of the year as fears persisted about vulnerabilities related to the path of the COVID-19 virus and recovery, prompting the VIX Index to stay elevated. While maintaining an underweight equity position for much of the market rally detracted from relative performance, downside risk-mitigation strategies, obtained via S&P 500® put option contracts, partially offset relative losses. Consistent with managing downside risk, the S&P 500® put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, and options, added to performance. An overweight duration profile at the beginning of the year and moving underweight duration towards the end of the year drove overall performance, as rates fluctuated over the period. Outside the U.S., exposure to Italy added to performance, but was partially offset by short positions in the U.K. and Japan, facilitated by interest rate swaps. Within a diversified set of spread sectors, exposure to non-Agency mortgage-backed securities and an allocation to high-yield corporate credit, which was partially facilitated through the use of credit default swaps, contributed to performance as corporate spreads tightened. An allocation to Treasury Inflation-Protected Securities (“TIPS”), in lieu of nominal Treasurys, modestly detracted from performance, particularly in the first quarter when inflation expectations fell on the back of risk-off sentiment and an uncertain market outlook.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	46.2%
Corporate Debt Securities	26.4
U.S. Government Obligations	24.1
U.S. Government Agency Obligations	10.8
Foreign Government Obligations	3.3
Mortgage-Backed Securities	3.2
Asset-Backed Securities	2.8
Exchange-Traded Options Purchased	1.3
Municipal Government Obligations	1.2
Repurchase Agreement	1.1
Other Investment Company	0.5
Loan Assignments	0.2
Net Other Assets (Liabilities) ^	(21.1)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	5.85
Duration †	4.60

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.
†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.18%	7.71%	5.35%	05/01/2009
S&P 500® (A)	18.40%	15.22%	13.88%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	14.32%	10.03%	8.79%
Service Class	8.86%	7.44%	5.08%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg Barclays US Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Bloomberg Barclays Long Government/Credit Index and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,080.70	$4.50	$1,020.80	$4.37	0.86%
Service Class	1,000.00	1,079.90	5.80	1,019.60	5.64	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 2.8%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1-Month LIBOR + 0.78%, 0.93% (A), 05/25/2034	$ 236,668	$ 235,954
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 1.31% (A), 05/15/2037 (B)	700,000	697,582
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 1.31% (A), 04/25/2026 (B)	72,197	72,207
Crown Point CLO 5, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 1.16% (A), 07/17/2028 (B)	800,558	798,180
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 1.14% (A), 10/15/2027 (B)	1,177,981	1,175,868
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.81% (A), 07/25/2035	306,280	305,466
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 1.03% (A), 03/25/2035	40,368	40,379
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 1.08% (A), 01/16/2026 (B)	121,087	120,800
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	2,200,000	2,217,746
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.21% (A), 06/25/2035	400,000	396,535
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 1.26% (A), 01/21/2028 (B)	473,252	472,718
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 1.32% (A), 10/22/2025 (B)	141,713	141,563
Home Equity Asset Trust Series 2005-4, Class M6, 1-Month LIBOR + 1.08%, 1.23% (A), 10/25/2035	500,000	485,635
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.41% (A), 06/25/2037	894,340	885,211

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	$ 744,554	$ 751,543
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.29% (A), 05/15/2036 (B)	700,000	689,436
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 1.14% (A), 04/15/2028 (B)	1,345,936	1,340,256
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 0.97% (A), 10/25/2034	337,360	332,895
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 1.04% (A), 10/15/2026 (B)	262,109	261,329
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.85% (A), 12/26/2031 (B)	21,618	21,686
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 1.12% (A), 11/15/2026 (B)	375,194	375,039
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.10% (A), 11/25/2065 (B)	367,260	367,707
RAMP Trust Series 2005-EFC4, Class M3, 1-Month LIBOR + 0.72%, 0.87% (A), 09/25/2035	79,498	79,381
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.37% (A), 02/25/2037	300,000	280,569
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.68%, 0.82% (A), 11/25/2037	500,000	483,730
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.61% (A), 02/17/2032 (B)	915,487	929,454
Towd Point Mortgage Trust
Series 2019-HY2, Class A1,
1-Month LIBOR + 1.00%, 1.15% (A), 05/25/2058 (B)	321,262	323,376
Series 2019-SJ3, Class A1,
3.00% (A), 11/25/2059 (B)	244,182	246,878
Venture XIV CLO, Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.25% (A), 08/28/2029 (B)	1,300,000	1,294,783

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 1.39% (A), 04/15/2028 (B)	$ 569,372	$ 567,848

Total Asset-Backed Securities (Cost $16,283,867)		16,391,754

CORPORATE DEBT SECURITIES - 26.4%
Aerospace & Defense - 0.1%
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	300,000	315,351
3.95%, 06/15/2023	200,000	196,000
Textron, Inc. 2.45%, 03/15/2031	330,000	339,749

		851,100

Airlines - 1.0%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	493,114	482,664
3.25%, 04/15/2030	164,316	148,848
3.50%, 08/15/2033	96,523	84,352
4.00%, 01/15/2027	54,475	46,147
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	285,488	270,553
3.80%, 03/20/2033 (B)	347,264	355,549
JetBlue Pass-Through Trust 4.00%, 05/15/2034	300,000	323,806
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,584,571	1,446,282
Southwest Airlines Co. 5.13%, 06/15/2027	500,000	594,807
Spirit Airlines Pass-Through Trust 3.65%, 08/15/2031	173,501	156,477
United Airlines Pass-Through Trust
2.88%, 04/07/2030	757,273	760,853
3.10%, 04/07/2030	757,273	712,948
5.88%, 04/15/2029	300,000	324,064

		5,707,350

Banks - 4.9%
AIB Group PLC 4.75%, 10/12/2023 (B)	700,000	769,964
Banco Bilbao Vizcaya Argentaria SA 1.13%, 09/18/2025	200,000	201,445
Banco Santander SA 3.49%, 05/28/2030 (C)	200,000	224,157
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	4,954,000	5,595,762
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	700,000	766,060
Barclays PLC
Fixed until 04/02/2024, 3.38% (A), 04/02/2025, MTN (D)	EUR 200,000	269,374
3.65%, 03/16/2025	$ 1,200,000	1,320,163
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	1,300,000	1,444,859
Citigroup, Inc. 4.40%, 06/10/2025	1,200,000	1,371,967

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	$ 2,500,000	$ 2,528,440
DnB Bank ASA Fixed until 09/16/2025, 1.13% (A), 09/16/2026 (B)	200,000	202,119
HSBC Holdings PLC Fixed until 12/17/2030 (E), 4.60% (A)	600,000	610,572
Lloyds Banking Group PLC
4.38%, 03/22/2028	400,000	476,058
4.55%, 08/16/2028	1,400,000	1,688,259
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/2030 (C)	700,000	731,402
3-Month LIBOR + 1.88%, 2.11% (A), 03/01/2021	538,000	539,487
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 1.22% (A), 09/11/2024	600,000	608,090
Natwest Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	600,000	721,049
Fixed until 08/15/2021 (E), 8.63% (A)	1,000,000	1,037,910
Santander Holdings USA, Inc. 3.45%, 06/02/2025	500,000	546,052
Santander UK Group Holdings PLC 3.13%, 01/08/2021	200,000	200,043
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (D) (E)	EUR 735,345	1,188,047
Sumitomo Mitsui Financial Group, Inc.
2.13%, 07/08/2030	$ 1,000,000	1,042,299
2.14%, 09/23/2030	400,000	401,631
SVB Financial Group 3.13%, 06/05/2030	600,000	675,563
Truist Financial Corp. Fixed until 03/01/2030 (E), 5.10% (A)	1,000,000	1,142,510
UniCredit SpA 6.57%, 01/14/2022 (B)	600,000	632,290
Wells Fargo & Co.
Fixed until 02/11/2025, 2.16% (A), 02/11/2026, MTN	700,000	736,079
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	500,000	554,478

		28,226,129

Beverages - 0.2%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	100,000	111,636
4.70%, 05/15/2028 (B)	300,000	355,890
5.15%, 05/15/2038 (B)	100,000	127,909
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	700,000	732,329

		1,327,764

Biotechnology - 0.2%
AbbVie, Inc. 2.60%, 11/21/2024	500,000	535,898
Amgen, Inc. 4.40%, 05/01/2045	500,000	641,733

		1,177,631

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Building Products - 0.3%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	$ 800,000	$ 892,087
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	140,000	158,402
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	600,000	641,838

		1,692,327

Capital Markets - 1.3%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	600,000	641,256
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (E)	300,000	301,528
Credit Suisse Group AG 3.75%, 03/26/2025	2,900,000	3,219,608
Deutsche Bank AG
3-Month LIBOR + 1.29%, 1.51% (A), 02/04/2021	900,000	900,491
Fixed until 09/18/2030, 3.55% (A), 09/18/2031	200,000	216,748
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	300,000	327,852
4.25%, 10/14/2021	100,000	102,543
Lazard Group LLC
3.75%, 02/13/2025	81,000	89,951
4.38%, 03/11/2029	100,000	117,264
Moody’s Corp. 5.25%, 07/15/2044	100,000	138,266
Nomura Holdings, Inc. 2.65%, 01/16/2025	400,000	427,188
UBS Group AG 4.13%, 09/24/2025 (B)	800,000	916,046

		7,398,741

Chemicals - 0.3%
Huntsman International LLC 5.13%, 11/15/2022	200,000	213,804
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	318,450
Syngenta Finance NV
3.13%, 03/28/2022	100,000	101,754
4.44%, 04/24/2023 (B)	200,000	209,886
5.18%, 04/24/2028 (B)	400,000	428,868
Yara International ASA 3.15%, 06/04/2030 (B)	500,000	541,392

		1,814,154

Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	500,000	531,070
RELX Capital, Inc. 4.00%, 03/18/2029	600,000	712,261

		1,243,331

Construction & Engineering - 0.1%
SBA Tower Trust 1.88%, 07/15/2050 (B)	300,000	308,767

Consumer Finance - 0.3%
Ally Financial, Inc. 4.63%, 03/30/2025	100,000	113,982

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Discover Financial Services 4.50%, 01/30/2026	$ 300,000	$ 346,599
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	600,000	610,161
OneMain Finance Corp. 8.88%, 06/01/2025	400,000	452,500
Synchrony Financial 5.15%, 03/19/2029	100,000	120,569

		1,643,811

Containers & Packaging - 0.3%
Bemis Co., Inc. 2.63%, 06/19/2030 (C)	500,000	541,471
Berry Global, Inc.
1.57%, 01/15/2026 (B)	100,000	100,905
4.88%, 07/15/2026 (B)	700,000	751,933
Trivium Packaging Finance BV 5.50%, 08/15/2026 (B)	300,000	317,250

		1,711,559

Diversified Consumer Services - 0.7%
Nationwide Building Society 3.90%, 07/21/2025 (B)	3,200,000	3,605,073
Yale University 1.48%, 04/15/2030	300,000	307,928

		3,913,001

Diversified Financial Services - 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025 - 04/03/2026	1,600,000	1,784,658
Doric Nimrod Air Alpha Pass-Through Trust 5.25%, 05/30/2025 (B)	60,840	56,850
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	300,000	318,000
GE Capital Funding LLC 4.40%, 05/15/2030 (B)	1,200,000	1,414,594
Helios Leasing I LLC 1.56%, 09/28/2024	66,795	68,364
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	600,000	633,995
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	700,000	720,996
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	500,000	528,750
Tagua Leasing LLC 1.58%, 11/16/2024	71,238	72,694
United Shore Financial Services LLC 5.50%, 11/15/2025 (B)	300,000	316,500

		5,915,401

Diversified Telecommunication Services - 0.3%
AT&T, Inc.
3.65%, 06/01/2051	500,000	523,547
4.30%, 02/15/2030	61,000	72,867
4.35%, 03/01/2029	400,000	477,064
Bell Canada 4.30%, 07/29/2049	300,000	392,865
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	200,000	222,104

		1,688,447

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 2.4%
AEP Texas, Inc. 3.95%, 06/01/2028	$ 800,000	$ 935,774
Arizona Public Service Co. 2.65%, 09/15/2050	200,000	207,611
Avangrid, Inc. 3.80%, 06/01/2029	700,000	802,828
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	500,000	530,630
Edison International 3.55%, 11/15/2024	200,000	215,342
Enel Finance International NV
2.65%, 09/10/2024 (B)	1,000,000	1,066,413
4.63%, 09/14/2025 (B)	200,000	232,919
Entergy Louisiana LLC 3.30%, 12/01/2022	150,000	157,245
Entergy Mississippi LLC 2.85%, 06/01/2028	1,300,000	1,435,403
FirstEnergy Corp. 1.60%, 01/15/2026	600,000	586,421
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	600,000	653,984
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	700,000	703,619
Northern States Power Co. 2.60%, 06/01/2051	100,000	105,930
Pacific Gas & Electric Co.
3.30%, 12/01/2027	100,000	106,863
3.50%, 06/15/2025 (G)	240,000	259,662
3.75%, 08/15/2042	800,000	805,024
4.25%, 08/01/2023 - 03/15/2046	1,000,000	1,073,693
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.38%, 02/05/2050 (B)	600,000	645,000
Southern California Edison Co.
3.90%, 03/15/2043	200,000	225,888
4.00%, 04/01/2047	900,000	1,057,138
4.05%, 03/15/2042	100,000	114,651
4.65%, 10/01/2043	100,000	123,914
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,463,113
SP Group Treasury Pte, Ltd. 3.38%, 02/27/2029 (B)	400,000	456,928

		13,965,993

Electronic Equipment, Instruments & Components - 0.1%
Flex, Ltd.
4.75%, 06/15/2025	100,000	113,503
4.88%, 06/15/2029	300,000	354,358

		467,861

Energy Equipment & Services - 0.0% (H)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.14%, 11/07/2029 (C)	50,000	54,927
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (D)	60,010	57,310

		112,237

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Entertainment - 0.1%
Activision Blizzard, Inc. 2.50%, 09/15/2050	$ 200,000	$ 195,479
Walt Disney Co. 2.00%, 09/01/2029	500,000	522,580

		718,059

Equity Real Estate Investment Trusts - 2.6%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	300,000	344,811
4.30%, 01/15/2026	800,000	930,126
4.50%, 07/30/2029	700,000	854,493
American Campus Communities Operating Partnership, LP 2.85%, 02/01/2030	600,000	628,182
American Tower Corp.
3.38%, 10/15/2026	1,400,000	1,572,693
3.50%, 01/31/2023	100,000	106,017
4.00%, 06/01/2025	1,250,000	1,411,735
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 1.26% (A), 02/01/2022	800,000	799,147
Crown Castle International Corp.
4.45%, 02/15/2026	390,000	451,277
5.25%, 01/15/2023	1,600,000	1,750,805
Essex Portfolio, LP 4.00%, 03/01/2029	700,000	816,875
National Retail Properties, Inc. 4.80%, 10/15/2048	700,000	853,936
Spirit Realty, LP 3.40%, 01/15/2030	100,000	108,453
STORE Capital Corp. 2.75%, 11/18/2030	400,000	406,792
UDR, Inc. 3.00%, 08/15/2031	400,000	441,212
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	800,000	920,806
Weyerhaeuser Co. 4.00%, 11/15/2029	1,500,000	1,771,092
WP Carey, Inc. 4.60%, 04/01/2024	800,000	887,911

		15,056,363

Food & Staples Retailing - 0.0% (H)
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	79,860	88,367

Food Products - 0.1%
Conagra Brands, Inc. 5.30%, 11/01/2038	200,000	267,380
Kraft Heinz Foods Co. 3.95%, 07/15/2025 (C)	126,000	138,760

		406,140

Gas Utilities - 0.3%
Eastern Energy Gas Holdings LLC 2.50%, 11/15/2024	500,000	534,927
Southern California Gas Co.
3-Month LIBOR + 0.35%, 0.57% (A), 09/14/2023	300,000	300,059
4.13%, 06/01/2048	900,000	1,145,396

		1,980,382

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 3.38%, 05/15/2022	$ 715,000	$ 744,694
Stryker Corp. 1.95%, 06/15/2030	600,000	617,375
Zimmer Biomet Holdings, Inc. 3.15%, 04/01/2022	80,000	82,274

		1,444,343

Health Care Providers & Services - 0.9%
Adventist Health System 2.43%, 09/01/2024	600,000	622,030
AHS Hospital Corp. 5.02%, 07/01/2045	600,000	834,707
Banner Health 1.90%, 01/01/2031	400,000	407,557
CHRISTUS Health 4.34%, 07/01/2028	600,000	711,403
CVS Health Corp. 5.05%, 03/25/2048	700,000	948,695
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	405,750
HCA, Inc. 4.13%, 06/15/2029	200,000	232,016
Memorial Sloan-Kettering Cancer Center 2.96%, 01/01/2050	300,000	319,225
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	802,474

		5,283,857

Hotels, Restaurants & Leisure - 0.3%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	400,000	434,504
5.38%, 04/15/2026	100,000	114,767
McDonald’s Corp. 3.80%, 04/01/2028, MTN	700,000	818,259
Sands China, Ltd. 4.60%, 08/08/2023	300,000	318,597
Wynn Macau, Ltd. 5.13%, 12/15/2029 (B)	200,000	204,250

		1,890,377

Industrial Conglomerates - 0.1%
General Electric Co. 5.55%, 01/05/2026, MTN	400,000	484,256

Insurance - 0.9%
AIA Group, Ltd. 3.20%, 09/16/2040 (B) (C)	500,000	524,190
Fidelity National Financial, Inc. 3.40%, 06/15/2030	700,000	768,720
First American Financial Corp.
4.30%, 02/01/2023	100,000	105,660
4.60%, 11/15/2024	50,000	55,418
New York Life Global Funding 1.20%, 08/07/2030 (B)	100,000	96,981
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	200,000	268,742
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,500,000	1,702,500
Protective Life Global Funding 1.74%, 09/21/2030 (B)	600,000	603,003

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Reliance Standard Life Global Funding II 2.75%, 01/21/2027 (B)	$ 700,000	$ 735,529
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	125,122

		4,985,865

Interactive Media & Services - 0.1%
Alphabet, Inc. 1.90%, 08/15/2040	200,000	196,292
Tencent Holdings, Ltd. 3.98%, 04/11/2029 (B)	300,000	341,815

		538,107

Internet & Direct Marketing Retail - 0.1%
Expedia Group, Inc. 6.25%, 05/01/2025 (B)	300,000	347,730

IT Services - 0.0% (H)
Booz Allen Hamilton, Inc. 3.88%, 09/01/2028 (B)	100,000	103,000

Machinery - 0.2%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	900,000	984,937

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	450,000	502,077

Media - 1.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	1,200,000	1,294,800
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	800,000	922,982
4.80%, 03/01/2050	300,000	358,320
Comcast Corp.
4.40%, 08/15/2035	50,000	63,988
4.75%, 03/01/2044	1,600,000	2,192,729
Discovery Communications LLC 4.00%, 09/15/2055 (B)	608,000	680,533
SES SA 3.60%, 04/04/2023 (B)	200,000	210,779

		5,724,131

Multi-Utilities - 0.1%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (E), 6.13% (A)	400,000	419,000

Oil, Gas & Consumable Fuels - 2.6%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	500,000	568,111
Boardwalk Pipelines, LP 3.40%, 02/15/2031	600,000	626,059
Diamondback Energy, Inc. 2.88%, 12/01/2024	500,000	525,575
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (D)	400,000	418,045
Energy Transfer Operating, LP
4.75%, 01/15/2026	100,000	113,149
5.80%, 06/15/2038	700,000	804,162
7.50%, 07/01/2038	150,000	199,399

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Eni SpA 4.75%, 09/12/2028 (B)	$ 400,000	$ 484,663
Enterprise Products Operating LLC 3.20%, 02/15/2052	1,100,000	1,118,423
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	500,000	512,500
MPLX, LP 1.75%, 03/01/2026	700,000	724,434
NGPL PipeCo LLC 4.88%, 08/15/2027 (B)	570,000	645,785
ONEOK, Inc. 4.35%, 03/15/2029	1,200,000	1,360,919
Pertamina Persero PT 4.18%, 01/21/2050 (B)	600,000	646,177
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	700,000	712,716
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,700,000	1,943,597
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B) (C)	500,000	512,363
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B) (C)	900,000	1,005,826
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	200,000	260,712
Valero Energy Corp. 4.00%, 04/01/2029 (C)	800,000	900,008
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	40,000	43,124
3.70%, 03/15/2028 (B)	700,000	745,934

		14,871,681

Pharmaceuticals - 0.7%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,600,000	1,944,650
Royalty Pharma PLC 0.75%, 09/02/2023 (B)	900,000	904,302
Zoetis, Inc. 3.90%, 08/20/2028	800,000	942,487

		3,791,439

Professional Services - 0.2%
Block Financial LLC 3.88%, 08/15/2030	600,000	648,168
IHS Markit, Ltd. 4.75%, 08/01/2028	500,000	615,765

		1,263,933

Road & Rail - 0.3%
Avolon Holdings Funding, Ltd. 2.88%, 02/15/2025 (B)	100,000	101,967
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	700,000	731,577
Kansas City Southern 2.88%, 11/15/2029	100,000	108,400
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023 (B)	100,000	104,792
5.50%, 02/15/2024 (B)	300,000	327,191

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Union Pacific Corp. 4.10%, 09/15/2067	$ 300,000	$ 377,184

		1,751,111

Semiconductors & Semiconductor Equipment - 0.3%
Broadcom, Inc.
4.30%, 11/15/2032	700,000	829,842
5.00%, 04/15/2030	400,000	486,245
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	400,000	432,863

		1,748,950

Software - 0.6%
Infor, Inc. 1.75%, 07/15/2025 (B)	700,000	727,118
Microsoft Corp.
2.53%, 06/01/2050	297,000	313,200
4.10%, 02/06/2037	503,000	660,156
Oracle Corp. 2.95%, 05/15/2025	1,250,000	1,372,826
VMware, Inc. 4.65%, 05/15/2027	500,000	585,078

		3,658,378

Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC / EMC Corp.
5.30%, 10/01/2029 (B)	100,000	122,595
8.10%, 07/15/2036 (B)	1,100,000	1,626,768
Seagate HDD Cayman 4.13%, 01/15/2031 (B)	700,000	746,375

		2,495,738

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037	500,000	561,657
Imperial Brands Finance PLC 3.75%, 07/21/2022 (B)	200,000	208,517

		770,174

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B) (C)	400,000	423,867

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B) (C)	350,000	377,578

Wireless Telecommunication Services - 0.2%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 5.15%, 09/20/2029 (B)	600,000	694,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029 (B)	600,000	649,854
T-Mobile USA, Inc. 2.55%, 02/15/2031 (B)	100,000	105,007

		1,449,361

Total Corporate Debt Securities (Cost $138,798,879)		152,724,805

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 3.3%
Canada - 0.3%
Province of Quebec 2.50%, 04/20/2026	$ 1,700,000	$ 1,867,032

Dominican Republic - 0.1%
Dominican Republic International Bond 4.88%, 09/23/2032 (B)	600,000	664,506

Indonesia - 0.3%
Indonesia Government International Bond 4.45%, 02/11/2024	1,300,000	1,439,170

Israel - 0.2%
Israel Government International Bond 3.88%, 07/03/2050	500,000	600,098
State of Israel 3.38%, 01/15/2050	400,000	442,208

		1,042,306

Japan - 1.1%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	3,900,000	4,015,266
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	2,600,000	2,615,924

		6,631,190

Peru - 0.3%
Peru Government International Bond
5.94%, 02/12/2029 (D)	PEN 1,900,000	655,227
5.94%, 02/12/2029 (B)	1,900,000	655,227
8.20%, 08/12/2026 (B)	1,200,000	449,983

		1,760,437

Qatar - 0.8%
Qatar Government International Bond
2.38%, 06/02/2021 (D)	$ 4,100,000	4,132,800
4.50%, 01/20/2022 (D)	700,000	730,170

		4,862,970

Republic of South Africa - 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/2029	300,000	318,427

Romania - 0.1%
Romania Government International Bond 2.63%, 12/02/2040 (B)	EUR 200,000	260,412

Saudi Arabia - 0.0% (H)
Saudi Government International Bond 4.50%, 04/22/2060, MTN (D)	$ 200,000	250,790

Total Foreign Government Obligations (Cost $18,382,748)		19,097,240

LOAN ASSIGNMENTS - 0.2%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61% (A), 10/15/2038 (I) (J) (K)	1,054,128	1,038,511

	Principal	Value

LOAN ASSIGNMENTS (continued)
IT Services - 0.1%
Virtusa Corp. Term Loan B, TBD, 12/01/2027 (L) (M)	$ 300,000	$ 298,750

Total Loan Assignments (Cost $1,335,536)		1,337,261

MORTGAGE-BACKED SECURITIES - 3.2%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	502,237	504,492
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.21% (A), 04/15/2036 (B)	700,000	681,591
Bancorp Commercial Mortgage Trust Series 2019-CRE6, Class A, 1-Month LIBOR + 1.05%, 1.21% (A), 09/15/2036 (B)	217,213	216,663
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.43% (A), 05/25/2037	478,327	448,487
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1-Month LIBOR + 0.60%, 0.75% (A), 05/25/2035	41,074	34,652
Citigroup Mortgage Loan Trust, Inc. Series 2019-B, Class A1, 3.26% (A), 04/25/2066 (B)	260,531	265,921
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	700,000	779,582
Credit Suisse Mortgage Capital Certificates Series 2019-RPL4, Class A1, 3.49%, 08/26/2058 (B)	353,031	354,027
CSMC Trust Series 2019-RPL9, Class A1, 3.04% (A), 10/27/2059 (B)	283,325	286,118
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,600,000	1,728,302
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.20% (A), 12/10/2044 (D)	GBP 124,599	169,032
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.44% (A), 07/19/2035	$ 77,474	64,954
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	900,000	960,873
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	964,680	1,050,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.83% (A), 04/25/2028	$ 252,719	$ 249,759
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	473,637	491,802
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,760,340
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.97% (A), 12/15/2048	1,706,961	25,392
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.67% (A), 05/25/2035	53,248	52,754
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	1,000,000	1,093,138
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	767,546	806,857
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	442,193	464,647
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.21% (A), 06/10/2043 (D)	GBP 131,576	179,064
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1-Month LIBOR + 0.24%, 0.39% (A), 03/25/2035	$ 359,359	334,402
Towd Point Mortgage Funding Series 2019-GR4A, Class A1, 3-Month LIBOR + 1.03%, 1.07% (A), 10/20/2051 (B)	GBP 1,453,991	1,994,041
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 323,489	341,462
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.24% (A), 06/10/2059 (D)	GBP 557,866	732,137
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.79% (A), 06/10/2059 (D)	119,725	148,460
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.39% (A), 06/10/2059 (D)	143,542	184,611
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.59% (A), 06/10/2059 (D)	112,645	140,747

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 1-COFI + 1.50%, 2.00% (A), 08/25/2046	$ 622,906	$ 592,529
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	1,500,000	1,667,710

Total Mortgage-Backed Securities (Cost $17,993,184)		18,804,617

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.2%
California - 0.4%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	312,150
California Infrastructure & Economic Development Bank, Revenue Bonds, Fixed until 07/01/2021, 0.45% (A), 01/01/2050 (B)	600,000	600,558
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	330,560
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	498,282
University of California, Revenue Bonds, 1.61%, 05/15/2030	300,000	303,156

		2,044,706

Florida - 0.2%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	226,738
State Board of Administration Finance Corp., Revenue Bonds, Series A, 1.26%, 07/01/2025	1,000,000	1,022,910

		1,249,648

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	450,000	508,999

New Jersey - 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	370,000	384,264

New York - 0.3%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-4, 2.01%, 05/01/2025	400,000	421,404
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	500,000	513,740

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	$ 700,000	$ 931,238

		1,866,382

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	600,000	758,610

Utah - 0.0% (H)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.90% (A), 12/26/2031	36,608	36,465

Wisconsin - 0.0% (H)
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	240,000	255,965

Total Municipal Government Obligations (Cost $6,469,781)		7,105,039

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.8%
Federal Home Loan Mortgage Corp.
0.25%, 08/24/2023	11,400,000	11,422,474
4.50%, 08/01/2048	1,099,403	1,231,174
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 0.82% (A), 02/25/2023	307,380	307,129
3.21% (A), 04/25/2028	1,700,000	1,904,916
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.50% (A), 01/15/2038	859,584	858,978
1-Month LIBOR + 0.40%, 0.56% (A), 02/15/2041 - 09/15/2045	759,384	765,371
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 2.66% (A), 01/15/2038	859,584	51,830
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 5.73% (A), 09/15/2043	1,125,187	249,282
Federal National Mortgage Association
0.75%, 10/08/2027	700,000	702,722
0.88%, 08/05/2030	3,900,000	3,827,413
3.50%, 06/01/2045	170,065	181,571
3.79%, 01/01/2029	800,000	911,006
4.00%, 09/01/2050	4,901,626	5,217,235
4.50%, 04/01/2028 - 10/01/2041	324,175	362,175
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.70% (A), 02/25/2041	188,998	189,688
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	492,009	33,117

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association 1-Month LIBOR + 0.80%, 0.94% (A), 05/20/2066 - 06/20/2066	$ 3,389,424	$ 3,434,116
Uniform Mortgage-Backed Security
1.50%, TBA (L)	2,200,000	2,260,216
2.00%, TBA (L)	4,100,000	4,245,105
3.00%, TBA (L)	9,800,000	10,276,602
4.00%, TBA (L)	13,100,000	14,005,982

Total U.S. Government Agency Obligations (Cost $62,054,303)		62,438,102

U.S. GOVERNMENT OBLIGATIONS - 24.1%
U.S. Treasury - 23.3%
U.S. Treasury Bond
1.13%, 05/15/2040 (N)	5,060,000	4,803,837
1.38%, 11/15/2040	5,900,000	5,833,625
1.38%, 08/15/2050 (N)	4,200,000	3,933,563
2.00%, 02/15/2050 (N)	32,160,000	34,928,775
2.25%, 08/15/2049 (N)	1,120,000	1,281,744
2.88%, 11/15/2046 (N)	1,598,000	2,041,632
3.00%, 11/15/2045	70,000	91,096
3.00%, 02/15/2048 (C) (N)	2,350,000	3,084,926
3.00%, 08/15/2048 (N)	1,070,000	1,407,593
3.13%, 11/15/2041 - 05/15/2048 (N)	5,830,000	7,711,350
4.25%, 05/15/2039 (C) (N)	5,100,000	7,568,320
4.25%, 11/15/2040 (N)	3,370,000	5,061,977
4.38%, 05/15/2040 - 05/15/2041 (N)	4,720,000	7,232,243
4.50%, 08/15/2039 (N)	15,300,000	23,409,000
U.S. Treasury Bond, Principal Only STRIPS Zero Coupon, 05/15/2050	4,700,000	2,855,583
U.S. Treasury Note
1.38%, 05/31/2021 (N) (O)	740,000	743,816
1.75%, 12/31/2026 (C)	300,000	322,395
1.88%, 03/31/2022 (C) (N)	18,100,000	18,495,937
2.00%, 06/30/2024	700,000	743,777
2.00%, 11/15/2026 (C) (N)	2,600,000	2,829,836
2.13%, 03/31/2024 (P)	600,000	637,477

		135,018,502

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	749,476	765,197
0.50%, 01/15/2028 (N)	3,251,310	3,686,342

		4,451,539

Total U.S. Government Obligations (Cost $128,302,085)		139,470,041

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 46.2%
U.S. Cash Management Bill 0.09% (Q), 04/27/2021 (C)	2,900,000	2,899,290
U.S. Treasury Bill
0.08% (Q), 01/14/2021 - 02/25/2021	35,200,000	35,196,874
0.09% (Q), 02/09/2021 (C)	2,600,000	2,599,883
0.09% (Q), 01/05/2021 - 03/11/2021	76,000,000	75,993,929
0.11% (Q), 03/04/2021	45,200,000	45,194,815
0.11% (Q), 05/13/2021 (P)	20,700,000	20,693,973
0.12% (Q), 01/14/2021 - 02/09/2021	85,300,000	85,297,146

Total Short-Term U.S. Government Obligations (Cost $267,862,385)		267,875,910

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (Q)	2,990,153	$ 2,990,153

Total Other Investment Company (Cost $2,990,153)		2,990,153

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.00% (Q), dated 12/31/2020, to be repurchased at $6,116,452 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $6,238,793.	$ 6,116,452	6,116,452

Total Repurchase Agreement (Cost $6,116,452)		6,116,452

Total Investments Excluding Options Purchased (Cost $666,589,373)		694,351,374
Total Options Purchased - 1.3% (Cost $7,922,303)		7,445,520

Total Investments (Cost $674,511,676)		701,796,894
Net Other Assets (Liabilities) - (21.1)%		(122,122,535)

Net Assets - 100.0%		$ 579,674,359

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (16.3)% (R)

Bank of Nova Scotia, 0.18% (Q), dated 11/10/2020, to be repurchased at $(5,229,746) on 01/11/2021. Collateralized by a U.S. Government Obligation, 4.25%, due 05/15/2039, and with a value of $(5,214,352).

	$ (5,228,125)	$ (5,229,484)
BofA Securities, Inc., 0.15% (Q), dated 12/28/2020, to be repurchased at $(2,500,948) on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.38%, due 08/15/2050, and with a value of $(2,543,374).	(2,500,875)	(2,500,917)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (R)

BofA Securities, Inc., 0.16% (Q), dated 12/02/2020, to be repurchased at $(450,822) on 01/07/2021. Collateralized by a U.S. Government Obligation, 4.25%, due 11/15/2040, and with a value of $(496,576).

	$ (450,750)	$ (450,810)
BofA Securities, Inc., 0.16% (Q), dated 12/09/2020, to be repurchased at $(16,881,013) on 01/08/2021. Collateralized by U.S. Government Obligations, 1.38% - 4.38%, due 11/15/2040 - 05/15/2048, and with a total value of $(16,829,424).	(16,878,763)	(16,880,488)
BofA Securities, Inc., 0.17% (Q), dated 11/19/2020, to be repurchased at $(621,179) on 01/19/2021. Collateralized by a U.S. Government Obligation, 4.38%, due 05/15/2041, and with a value of $(700,528).	(621,000)	(621,126)
Deutsche Bank Securities, Inc., 0.17% (Q), dated 10/13/2020, to be repurchased at $(31,181,605) on 01/08/2021. Collateralized by U.S. Government Obligations, 1.13% - 4.50%, due 08/15/2039 - 11/15/2041 and with a total value of $(30,849,579).	(31,168,800)	(31,180,575)
RBS Securities, Inc., 0.17% (Q), dated 11/24/2020, to be repurchased at $(37,487,634) on 01/05/2021. Collateralized by U.S. Government Obligations, 2.00% - 4.38%, due 05/15/2041 - 02/15/2050, and with a total value of $(37,028,620).	(37,480,200)	(37,486,926)

Total Reverse Repurchase Agreements	$ (94,328,513)	$ (94,350,326)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	3,150.00	12/17/2021	USD	182,545,002	486	$ 7,922,303	$ 7,445,520

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS WRITTEN:

Description	Counterparty	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - North America Investment Grade Index - Series 35	DUB	Pay	0.95%	01/20/2021	USD	600,000	$(915)	$(72)

							Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS							$(915)	$(72)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 34	1.00%	Quarterly	12/20/2025	USD	300,000	$(7,133)	$(19,433)	$12,300
North America Investment Grade Index - Series 31	1.00	Quarterly	12/20/2023	USD	23,000,000	(362,603)	(136,824)	(225,779)

Total						$(369,736)	$(156,257)	$(213,479)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	500,000	$9,057	$4	$9,053
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,900,000	35,387	1,653	33,734
6-Month EUR-EURIBOR	Receive	1.00	Semi-Annually/Annually	06/16/2031	EUR	4,900,000	(12,429)	(10,969)	(1,460)

Total							$32,015	$(9,312)	$41,327

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	3,200,000	$ 38,802	$ (130,755)	$ 169,557
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	1,699,768	22,866	(96,059)	118,925

Total							$ 61,668	$ (226,814)	$ 288,482

Value
OTC Swap Agreements, at value (Assets)	$61,668

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	156	03/22/2021	$21,514,811	$21,540,188	$25,377	$—
E-Mini Russell 2000® Index	312	03/19/2021	29,903,002	30,806,880	903,878	—
Euro-BTP Italy Government Bond	46	03/08/2021	8,510,215	8,542,339	32,124	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FUTURES CONTRACTS (continued):

Long Futures Contracts (continued):
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	555	03/19/2021	$58,216,669	$59,129,700	$913,031	$—
S&P 500® E-Mini Index	741	03/19/2021	135,370,303	138,893,040	3,522,737	—

Total					$5,397,147	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(138)	03/31/2021	$(17,377,034)	$(17,410,641)	$—	$(33,607)
10-Year U.S. Treasury Ultra Note	(52)	03/22/2021	(8,162,037)	(8,130,687)	31,350	—
30-Year U.S. Treasury Bond	(112)	03/22/2021	(19,645,339)	(19,397,000)	248,339	—
Euro OAT	(35)	03/08/2021	(7,139,221)	(7,177,316)	—	(38,095)
German Euro Bund	(52)	03/08/2021	(11,285,933)	(11,284,724)	1,209	—
U.K. Gilt	(30)	03/29/2021	(5,498,332)	(5,560,532)	—	(62,200)
U.S. Treasury Ultra Bond	(152)	03/22/2021	(32,962,900)	(32,461,500)	501,400	—

Total					$782,298	$(133,902)

Total Futures Contracts					$6,179,445	$(133,902)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/08/2021	USD	145,579	GBP	109,000	$—	$(3,492)
BNP	02/01/2021	USD	144,429	DKK	895,000	—	(2,589)
CITI	02/10/2021	USD	1,637,436	PEN	5,892,641	9,170	—
GSB	02/16/2021	RUB	14,564,295	USD	191,016	5,001	—
GSB	03/10/2021	MXN	5,244,000	USD	241,602	19,837	—
HSBC	01/08/2021	USD	3,487,982	GBP	2,608,000	—	(78,772)
HSBC	01/08/2021	EUR	1,221,000	USD	1,462,972	29,003	—
HSBC	02/16/2021	RUB	25,848,056	USD	345,731	2,151	—
HSBC	02/19/2021	JPY	301,464,365	USD	2,872,304	48,941	—
HSBC	05/04/2021	MXN	10,464,000	USD	505,227	13,134	—

Total						$127,237	$(84,853)

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$16,391,754	$—	$16,391,754
Corporate Debt Securities	—	152,724,805	—	152,724,805
Foreign Government Obligations	—	19,097,240	—	19,097,240
Loan Assignments	—	298,750	1,038,511	1,337,261
Mortgage-Backed Securities	—	18,804,617	—	18,804,617
Municipal Government Obligations	—	7,105,039	—	7,105,039
U.S. Government Agency Obligations	—	62,438,102	—	62,438,102
U.S. Government Obligations	—	139,470,041	—	139,470,041
Short-Term U.S. Government Obligations	—	267,875,910	—	267,875,910
Other Investment Company	2,990,153	—	—	2,990,153

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
Repurchase Agreement	$—	$6,116,452	$—	$6,116,452
Exchange-Traded Options Purchased	7,445,520	—	—	7,445,520

Total Investments	$10,435,673	$690,322,710	$1,038,511	$701,796,894

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$44,444	$—	$44,444
Over-the-Counter Credit Default Swap Agreements	—	61,668	—	61,668
Futures Contracts (X)	6,179,445	—	—	6,179,445
Forward Foreign Currency Contracts (X)	—	127,237	—	127,237

Total Other Financial Instruments	$6,179,445	$233,349	$—	$6,412,794

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(94,350,326)	$—	$(94,350,326)
Over-the-Counter Credit Default Swaptions Written	—	(72)	—	(72)
Centrally Cleared Credit Default Swap Agreements	—	(369,736)	—	(369,736)
Centrally Cleared Interest Rate Swap Agreements	—	(12,429)	—	(12,429)
Futures Contracts (X)	(133,902)	—	—	(133,902)
Forward Foreign Currency Contracts (X)	—	(84,853)	—	(84,853)

Total Other Financial Instruments	$(133,902)	$(94,817,416)	$—	$(94,951,318)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $87,582,563, representing 15.1% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $90,626,230, collateralized by cash collateral of $2,990,153 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $89,462,648. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2020, the total value of Regulation S securities is $9,255,814, representing 1.6% of the Portfolio’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2020; the maturity date disclosed is the ultimate maturity date.
(G)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2020, the total value of such securities is $689,229, representing 0.1% of the Portfolio’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Fixed rate loan commitment at December 31, 2020.
(J)	Security is Level 3 of the fair value hierarchy.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the total value of securities is $2,088,582, representing 0.4% of the Portfolio’s net assets.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	All or a portion of the security represents an unsettled loan commitment at December 31, 2020 where the rate will be determined at time of settlement.
(N)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the year ended December 31, 2020 was $9,832,296 at a weighted average interest rate of 0.10%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(O)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The value of the security is $92,474.
(P)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $15,325,199.
(Q)	Rates disclosed reflect the yields at December 31, 2020.
(R)	The average amount of reverse repurchase agreements outstanding during the year ended December 31, 2020 was $112,087,192 at a weighted average interest rate of 0.71%.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $668,395,224) (including securities loaned of $90,626,230)	$695,680,442
Repurchase agreement, at value (cost $6,116,452)	6,116,452
Cash	21,597
Cash collateral pledged at broker for:
Repurchase agreements	1,176,000
Centrally cleared swap agreements	495,000
Futures contracts	1,651,000
OTC swap agreements, at value	61,668
Foreign currency, at value (cost $551,801)	563,223
Receivables and other assets:
Investments sold	15,698
When-issued, delayed-delivery, forward and TBA commitments sold	81,288,254
Net income from securities lending	5,863
Shares of beneficial interest sold	177
Interest	2,502,949
Variation margin receivable on centrally cleared swap agreements	103,131
Variation margin receivable on futures contracts	492,262
Unrealized appreciation on forward foreign currency contracts	127,237

Total assets	790,300,953

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,990,153
Cash collateral at broker for:
OTC derivatives (A)	70,000
Written options and swaptions, at value (premium received $915)	72
Reverse repurchase agreements, at value (face value $94,328,513)	94,350,326
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	112,314,871
Shares of beneficial interest redeemed	157,015
Investment management fees	393,744
Distribution and service fees	121,046
Transfer agent costs	896
Trustees, CCO and deferred compensation fees	2,598
Audit and tax fees	33,482
Custody fees	41,849
Legal fees	3,067
Printing and shareholder reports fees	51,971
Other accrued expenses	10,651
Unrealized depreciation on forward foreign currency contracts	84,853

Total liabilities	210,626,594

Net assets	$579,674,359

Net assets consist of:
Capital stock ($0.01 par value)	$472,195
Additional paid-in capital	526,120,911
Total distributable earnings (accumulated losses)	53,081,253

Net assets	$579,674,359

Net assets by class:
Initial Class	$6,311,526
Service Class	573,362,833

Shares outstanding:
Initial Class	506,382
Service Class	46,713,145

Net asset value and offering price per share:
Initial Class	$12.46
Service Class	12.27

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest income	$6,335,231
Net income from securities lending	31,195

Total investment income	6,366,426

Expenses:
Investment management fees	4,608,715
Distribution and service fees:
Service Class	1,416,938
Transfer agent costs	8,419
Trustees, CCO and deferred compensation fees	18,099
Audit and tax fees	48,782
Custody fees	126,230
Legal fees	36,701
Printing and shareholder reports fees	50,252
Interest expense on sale-buybacks	10,347
Other	31,184

Total expenses	6,355,667

Net investment income (loss)	10,759

Net realized gain (loss) on:
Investments	32,554,754
Written options and swaptions	86,751
Swap agreements	(11,455,728)
Futures contracts	16,419,045
Forward foreign currency contracts	(75,639)
Foreign currency transactions	55,567
TBA short commitments	87,230

Net realized gain (loss)	37,671,980

Net change in unrealized appreciation (depreciation) on:
Investments	12,115,004
Written options and swaptions	843
Swap agreements	(825,500)
Futures contracts	(748,645)
Forward foreign currency contracts	20,194
Translation of assets and liabilities denominated in foreign currencies	14,407

Net change in unrealized appreciation (depreciation)	10,576,303

Net realized and change in unrealized gain (loss)	48,248,283

Net increase (decrease) in net assets resulting from operations	$48,259,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$10,759	$9,988,589
Net realized gain (loss)	37,671,980	51,416,741
Net change in unrealized appreciation (depreciation)	10,576,303	42,320,551

Net increase (decrease) in net assets resulting from operations	48,259,042	103,725,881

Dividends and/or distributions to shareholders:
Initial Class	(597,657)	(25,882)
Service Class	(54,116,925)	(934,592)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(54,714,582)	(960,474)

Capital share transactions:
Proceeds from shares sold:
Initial Class	426,227	388,685
Service Class	16,233,781	3,252,893

	16,660,008	3,641,578

Dividends and/or distributions reinvested:
Initial Class	597,657	25,882
Service Class	54,116,925	934,592

	54,714,582	960,474

Cost of shares redeemed:
Initial Class	(1,031,223)	(964,017)
Service Class	(74,348,307)	(71,562,147)

	(75,379,530)	(72,526,164)

Net increase (decrease) in net assets resulting from capital share transactions	(4,004,940)	(67,924,112)

Net increase (decrease) in net assets	(10,460,480)	34,841,295

Net assets:
Beginning of year	590,134,839	555,293,544

End of year	$579,674,359	$590,134,839

Capital share transactions - shares:
Shares issued:
Initial Class	34,616	32,772
Service Class	1,310,130	280,444

	1,344,746	313,216

Shares reinvested:
Initial Class	50,223	2,164
Service Class	4,613,549	79,136

	4,663,772	81,300

Shares redeemed:
Initial Class	(84,448)	(82,258)
Service Class	(6,115,185)	(6,165,193)

	(6,199,633)	(6,247,451)

Net increase (decrease) in shares outstanding:
Initial Class	391	(47,322)
Service Class	(191,506)	(5,805,613)

	(191,115)	(5,852,935)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2020

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$48,259,042

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(1,523,897,132)
Proceeds from long-term investments	1,614,962,013
Purchases to cover securities sold short	(204,420,594)
Proceeds from securities sold short	204,507,824
Net amortization (accretion) of discount and premium	844,923
Net purchases/proceeds of short-term investments	(837,631)
Net realized (gain) loss	(37,671,980)
Net change in unrealized (appreciation) depreciation	(10,576,303)
Receivables:
(Increase) decrease in receivables for investments sold	(8,223,536)
(Increase) decrease in receivables for net income from securities lending	(5,535)
(Increase) decrease in receivables for interest	327,379
(Increase) decrease in receivable for tax reclaim	1,691
Payables:
Increase (decrease) in collateral for securities on loan	(1,474,058)
Increase (decrease) in payables for investments purchased	(29,671,402)
Increase (decrease) in accrued liabilities	(58,063)
Net cash provided by (used for) written options and swaptions transactions	87,666
Net cash provided by (used for) swap agreement transactions	(10,543,305)
Net cash provided by (used for) in futures contracts transactions	16,427,689
Net cash provided by (used for) in forward foreign currency contracts	(95,833)
Net cash provided by (used for) foreign currency transactions	84,381

Net cash provided by (used for) operating activities	58,027,236

Cash flows from financing activities:
Proceeds of shares sold, net of receivable for shares sold	16,665,432
Payment of shares redeemed, net of payable for shares redeemed	(75,346,121)
Increase (decrease) from reverse repurchase agreements	(19,378,511)
Proceeds from sale-buyback financing transactions	1,135,392,949
Payments from sale-buyback financing transactions	(1,124,213,161)

Net cash provided by (used for) financing activities	(66,879,412)

Net increase (decrease) in cash and foreign currencies	(8,852,176)

Cash and foreign currencies, at beginning of year (A)	$12,688,996

Cash and foreign currencies, at end of year (A)	$3,836,820

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$10,347
Non-cash financing activities included herein consist of reinvestment of distributions	$54,714,582

(A)	For the year ended December 31, 2020, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$22,002	$21,597
Cash collateral pledged at broker for:
Repurchase agreements	—	1,176,000
Reverse repurchase agreements	1,181,000	—
Centrally cleared swap agreements	471,000	495,000
Futures contracts	11,993,000	1,651,000
Foreign currency, at value	901,994	563,223

Total assets	14,568,996	3,906,820

Liabilities:
Cash collateral received at broker:
OTC derivatives	1,880,000	70,000

Total liabilities	1,880,000	70,000

Net cash per statement of assets and liabilities	$12,688,996	$3,836,820

Total cash and foreign currencies per statement of cash flows	$12,688,996	$3,836,820

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$12.62	$10.57	$12.67	$11.91	$11.33

Investment operations:
Net investment income (loss) (A)	0.03	0.23	0.23	0.16	0.10	(B)
Net realized and unrealized gain (loss)	1.07	1.87	(0.98)	1.28	0.54

Total investment operations	1.10	2.10	(0.75)	1.44	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.05)	(0.43)	(0.07)	(0.06)
Net realized gains	(0.81)	—	(0.92)	(0.61)	—

Total dividends and/or distributions to shareholders	(1.26)	(0.05)	(1.35)	(0.68)	(0.06)

Net asset value, end of year	$12.46	$12.62	$10.57	$12.67	$11.91

Total return	9.18%	19.90%	(6.75)%	12.42%	5.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,311	$6,386	$5,850	$6,772	$6,540
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.91%	0.92%	0.93%	0.87%
Including waiver and/or reimbursement and recapture	0.86%	0.91%	0.92%	0.93%	0.86	%(B)
Net investment income (loss) to average net assets	0.25%	1.96%	1.88%	1.31%	0.84	%(B)
Portfolio turnover rate (C)	59%	50%	50%	50%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$12.45		$10.42	$12.51	$11.76	$11.20

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.20	0.19	0.13	0.07	(C)
Net realized and unrealized gain (loss)	1.05		1.85	(0.96)	1.27	0.52

Total investment operations	1.05		2.05	(0.77)	1.40	0.59

Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.02)	(0.40)	(0.04)	(0.03)
Net realized gains	(0.81)		—	(0.92)	(0.61)	—

Total dividends and/or distributions to shareholders	(1.23)		(0.02)	(1.32)	(0.65)	(0.03)

Net asset value, end of year	$12.27		$12.45	$10.42	$12.51	$11.76

Total return	8.86%		19.68%	(6.94)%	12.04%	5.38%

Ratio and supplemental data:
Net assets end of year (000’s)	$573,363		$583,749	$549,444	$669,140	$649,610
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%		1.16%	1.17%	1.18%	1.12%
Including waiver and/or reimbursement and recapture	1.11%		1.16%	1.17%	1.18%	1.11	%(C)
Net investment income (loss) to average net assets	(0.00	)%(E)	1.71%	1.63%	1.06%	0.59	%(C)
Portfolio turnover rate (D)	59%		50%	50%	50%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Excludes sale-buyback transactions.
(E)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical—Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, reverse repurchase agreements, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

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Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As

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Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2020. Open funded loan participations and assignments at December 31, 2020, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

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Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2020, the Portfolio earned price drop fee income of $4,346,489. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2020, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,990,153	$—	$—	$—	$2,990,153
Reverse Repurchase Agreements
U.S. Government Obligations	$2,500,917	$91,849,409	$—	$—	$94,350,326
Total Borrowings	$5,491,070	$91,849,409	$—	$—	$97,340,479

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors,

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2020, if any, is listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$7,445,520	$—	$—	$7,445,520
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	44,444	—	—	—	—	44,444
OTC swaps:
OTC swap agreements, at value	—	—	—	61,668	—	61,668
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	839,799	—	5,339,646	—	—	6,179,445
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	127,237	—	—	—	127,237
Total	$884,243	$127,237	$12,785,166	$61,668	$—	$13,858,314

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$—	$—	$—	$(72)	$—	$(72)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(12,429)	—	—	(369,736)	—	(382,165)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(133,902)	—	—	—	—	(133,902)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(84,853)	—	—	—	(84,853)
Total	$(146,331)	$(84,853)	$—	$(369,808)	$—	$(600,992)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$8,099,713	$—	$—	$8,099,713
Written options and swaptions	28,683	—	—	58,068	—	86,751
Swap agreements	(2,822,375)	—	(8,453,571)	(179,782)	—	(11,455,728)
Futures contracts	(4,254,599)	—	20,673,644	—	—	16,419,045
Forward foreign currency contracts	—	(75,639)	—	—	—	(75,639)
Total	$(7,048,291)	$(75,639)	$20,319,786	$(121,714)	$—	$13,074,142

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(561,901)	$—	$—	$(561,901)
Written options and swaptions	—	—	—	843	—	843
Swap agreements	778,817	—	(1,770,441)	166,124	—	(825,500)
Futures contracts	(258,120)	—	(490,525)	—	—	(748,645)
Forward foreign currency contracts	—	20,194	—	—	—	20,194
Total	$520,697	$20,194	$(2,822,867)	$166,967	$—	$(2,115,009)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$5,765,390
Average value of option contracts written	(16,485)
Average notional value of swaption contracts written	(9,561,538)
Credit default swaps:
Average notional value – buy protection	23,000,000
Average notional value – sell protection	5,764,946
Interest rate swaps:
Average notional value – pays fixed rate	23,876,923
Average notional value – receives fixed rate	6,990,006
Total return swaps:
Average notional value – long	22,861,786
Futures contracts:
Average notional value of contracts – long	230,167,437
Average notional value of contracts – short	(99,707,238)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	7,513,645
Average contract amounts sold – in USD	10,545,948

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
BNP Paribas	$—	$—	$—	$—	$6,081	$—	$—	$6,081
Citibank, N.A.	9,170	—	—	9,170	—	—	—	—
Deutsche Bank AG	—	—	—	—	72	—	—	72
Goldman Sachs Bank	24,838	—	—	24,838	—	—	—	—
Goldman Sachs International	61,668	—	(60,000)	1,668	—	—	—	—
HSBC Bank USA	93,229	(78,772)	—	14,457	78,772	(78,772)	—	—
Other Derivatives (C)	13,669,409	—	—	13,669,409	516,067	—	—	516,067

Total	$13,858,314	$(78,772)	$(60,000)	$13,719,542	$600,992	$(78,772)	$—	$522,220

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2021
Service Class	1.20	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 57,615,354	$ 180,448,204	$ 81,989,095	$ 211,194,496

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, option contracts mark-to-market, TIPS, defaulted bond income accruals, swaps, straddle loss deferrals, premium amortization accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 684,153,611	$ 19,613,607	$ (1,926,013)	$ 17,687,594

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 42,806,029	$ 11,908,553	$ —	$ 960,474	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 28,240,352	$ 13,727,188	$ —	$ —	$ (6,587,181)	$ 17,700,894

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

13. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $11,908,553 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2020 introduced unforeseen economic risks, particularly heightened by COVID-19-related fears, which sparked a severe sell-off across global markets. Equity markets entered bear territory at a record-setting pace, spreads widened drastically, sovereign yields plummeted, and the U.S. dollar surged. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. In addition, fiscal authorities also enacted large-scale stimulus packages to help support households and businesses as COVID-19 took its toll on global economies, including rising unemployment.

Risk assets broadly gained in the second quarter as financial markets began a slow recovery supported by an easing in lockdown measures, increased fiscal and monetary policy support, and policymakers’ commitment to supportive policy stances. Congress discussed a “Phase 4” stimulus bill while the U.S. Federal Reserve (the “Fed”) strengthened its lending program and re-emphasized its plan to keep rates near zero for the near future. Global equities gained in the second quarter, with the S&P 500® posting its best quarter since 1998, while oil prices rose, credit spreads tightened, and the U.S. dollar weakened.

During the third quarter, the recovery appeared well underway as economic activity rebounded sharply amid ongoing global policy support and heightened optimism around a potential vaccine. On the U.S. policy front, the Fed announced a shift in its inflation framework, which would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. Risk appetites were robust for most of the quarter, with the S&P 500® reaching new highs, though concerns regarding the trajectory of the virus and the likelihood of U.S. stimulus contributed to some reversal toward the end of the third quarter. Global equities ended the third quarter higher, credit spreads tightened, and the U.S. dollar weakened relative to its peers.

The market rally resumed during the fourth quarter, bolstered by optimism about a COVID-19 vaccine rollout, the finalization of a Brexit deal, and the announcement of an investment agreement between China and the EU. U.S. equity markets looked past weak retail sales, rising jobless claims, and surging COVID-19 cases with the Dow Jones Industrial Average, Russell 2000® Index, and S&P 500® Index reaching record highs, supported by the passage of additional fiscal stimulus and news of continued asset purchases by the Fed. Global equities ended higher, credit spreads tighter, and the U.S. dollar weaker, whereas developed market rates remained generally range-bound.

PERFORMANCE

For the year ended December 31, 2020, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned 10.22%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark, returned 18.40% and 13.55%, respectively.

STRATEGY REVIEW

During 2020’s volatile market environment, the Portfolio dynamically adjusted its equity exposure to manage the Portfolio’s volatility. Although the Portfolio entered the year near max equity exposure, the Portfolio quickly de-risked in the first quarter in response to the uptick in volatility driven by threats to growth posed by the global response to the COVID-19 virus. The Portfolio began to increase equity exposure in response to stabilizing sentiment in the second quarter, but remained underweight equity exposure for the remainder of the year as fears persisted about vulnerabilities related to the path of the COVID-19 virus and recovery, prompting the VIX Index to stay elevated. While maintaining an underweight equity position for much of the market rally detracted from relative performance, downside risk-mitigation strategies, obtained via S&P 500® put option contracts, partially offset relative losses. Consistent with managing downside risk, the S&P 500® put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, and options, added to performance. An overweight duration profile at the beginning of the year and moving underweight duration towards the end of the year drove overall performance, as rates fluctuated over the period. Outside the U.S., exposure to Italy added to performance, but was partially offset by short positions in the U.K. and Japan, facilitated by interest rate swaps. Within a diversified set of spread sectors, exposure to non-Agency mortgage-backed securities and an allocation to high-yield corporate credit, which was partially facilitated through the use of credit default swaps, contributed to performance as corporate spreads tightened. An allocation to Treasury Inflation-Protected Securities (“TIPS”), in lieu of nominal Treasurys, modestly detracted from performance, particularly in the first quarter when inflation expectations fell on the back of risk-off sentiment and an uncertain market outlook.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	34.8%
Corporate Debt Securities	34.4
Short-Term U.S. Government Obligations	33.2
U.S. Government Agency Obligations	13.0
Asset-Backed Securities	3.9
Mortgage-Backed Securities	3.7
Foreign Government Obligations	3.5
Municipal Government Obligations	1.6
Exchange-Traded Options Purchased	1.1
Repurchase Agreement	0.8
Other Investment Company	0.3
Loan Assignments	0.3
U.S. Government Agency Obligation Sold Short	(1.9)
Net Other Assets (Liabilities) ^	(28.7)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	6.62
Duration †	6.00

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	10.22%	7.55%	4.66%	05/01/2009
S&P 500® (A)	18.40%	15.22%	13.88%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	13.55%	8.97%	7.83%
Service Class	9.89%	7.27%	4.39%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: 52% Bloomberg Barclays US Government/Credit Index, 25% S&P 500®, 13% Bloomberg Barclays Long Government/Credit Index, 5% MSCI EAFE Index and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,070.00	$4.47	$1,020.80	$4.37	0.86%
Service Class	1,000.00	1,068.20	5.77	1,019.60	5.64	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 3.9%
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 1.31% (A), 05/15/2037 (B)	$500,000	$498,273
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 1.31% (A), 04/25/2026 (B)	41,255	41,261
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1-Month LIBOR + 1.20%, 1.35% (A), 01/25/2045	174,019	174,576
Crown Point CLO 5, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 1.16% (A), 07/17/2028 (B)	533,706	532,120
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 1.14% (A), 10/15/2027 (B)	757,274	755,915
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.81% (A), 07/25/2035	204,187	203,644
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 1.03% (A), 03/25/2035	30,276	30,284
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 1.08% (A), 01/16/2026 (B)	90,815	90,600
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	1,200,000	1,209,680
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.21% (A), 06/25/2035	300,000	297,401
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 1.26% (A), 01/21/2028 (B)	283,951	283,631
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 1.32% (A), 10/22/2025 (B)	87,208	87,116
Home Equity Asset Trust Series 2005-4, Class M6, 1-Month LIBOR + 1.08%, 1.23% (A), 10/25/2035	300,000	291,381
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.41% (A), 06/25/2037	569,126	563,316
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	496,369	501,029

	Principal	Value
ASSET-BACKED SECURITIES (continued)
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.29% (A), 05/15/2036 (B)	$ 500,000	$ 492,454
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 1.14% (A), 04/15/2028 (B)	841,210	837,660
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 0.97% (A), 10/25/2034	240,971	237,782
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 1.04% (A), 10/15/2026 (B)	163,818	163,331
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.85% (A), 12/26/2031 (B)	14,412	14,457
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 1.12% (A), 11/15/2026 (B)	267,995	267,885
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.10% (A), 11/25/2065 (B)	229,538	229,817
Pretium Mortgage Credit Partners I LLC Series 2020-RPL2, Class A1, 3.18% (A), 06/27/2069 (B)	2,087,913	2,095,626
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.37% (A), 02/25/2037	200,000	187,046
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.68%, 0.82% (A), 11/25/2037	300,000	290,238
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.61% (A), 02/17/2032 (B)	481,835	489,186
Towd Point Mortgage Trust
Series 2019-HY2, Class A1, 1-Month LIBOR + 1.00%, 1.15% (A), 05/25/2058 (B)	214,174	215,584
Series 2019-SJ3, Class A1, 3.00% (A), 11/25/2059 (B)	183,137	185,159
Venture XIV CLO, Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.25% (A), 08/28/2029 (B)	800,000	796,790
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 1.39% (A), 04/15/2028 (B)	406,694	405,605

Total Asset-Backed Securities (Cost $12,393,144)		12,468,847

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 34.4%
Aerospace & Defense - 0.3%
Boeing Co. 3.63%, 02/01/2031 (C)	$ 300,000	$ 328,314
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	200,000	210,234
3.95%, 06/15/2023	100,000	98,000
Textron, Inc. 2.45%, 03/15/2031	200,000	205,909

		842,457

Airlines - 1.1%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	328,743	321,776
3.25%, 04/15/2030	82,158	74,424
3.50%, 08/15/2033	96,523	84,352
4.00%, 01/15/2027	54,474	46,146
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	190,325	180,369
3.80%, 03/20/2033 (B)	173,632	177,774
JetBlue Pass-Through Trust 4.00%, 05/15/2034	200,000	215,871
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	917,383	837,321
Southwest Airlines Co. 5.13%, 06/15/2027	200,000	237,923
Southwest Airlines Co. Pass-Through Trust 6.65%, 08/01/2022	55,531	55,734
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	70,809	67,310
United Airlines Pass-Through Trust
2.88%, 04/07/2030	420,707	422,696
3.10%, 04/07/2030	420,707	396,082
5.88%, 04/15/2029	300,000	324,064

		3,441,842

Banks - 6.2%
AIB Group PLC 4.75%, 10/12/2023 (B)	400,000	439,979
Banco Bilbao Vizcaya Argentaria SA 1.13%, 09/18/2025	200,000	201,445
Banco de Credito del Peru 4.65%, 09/17/2024 (B)	PEN 1,300,000	385,691
Banco Santander SA 3.49%, 05/28/2030 (C)	$200,000	224,157
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	2,260,000	2,552,770
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	400,000	437,749
Barclays PLC
3.25%, 02/12/2027, MTN (D)	GBP 400,000	608,523
3.65%, 03/16/2025	$500,000	550,068
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	900,000	1,000,287
Citigroup, Inc. 4.40%, 06/10/2025	300,000	342,992

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	$ 1,400,000	$ 1,415,926
DnB Bank ASA Fixed until 09/16/2025, 1.13% (A), 09/16/2026 (B)	200,000	202,119
HSBC Holdings PLC
Fixed until 05/24/2026, 1.59% (A), 05/24/2027	300,000	305,075
Fixed until 12/17/2030 (E), 4.60% (A)	300,000	305,286
JPMorgan Chase & Co. Fixed until 11/19/2030, 1.76% (A), 11/19/2031	1,000,000	1,009,487
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	238,029
4.55%, 08/16/2028	1,000,000	1,205,899
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/2030 (C)	500,000	522,430
3-Month LIBOR + 1.88%, 2.11% (A), 03/01/2021	292,000	292,807
Mizuho Financial Group, Inc.
3-Month LIBOR + 1.00%, 1.22% (A), 09/11/2024	400,000	405,393
Fixed until 07/16/2024, 2.84% (A), 07/16/2025	400,000	425,745
Natwest Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	400,000	480,699
Fixed until 08/15/2021 (E), 8.63% (A)	600,000	622,746
Santander Holdings USA, Inc. 3.45%, 06/02/2025	400,000	436,842
Santander UK Group Holdings PLC 3.13%, 01/08/2021	100,000	100,022
Societe Generale SA Fixed until 12/14/2025, 1.49% (A) 12/14/2026 (B)	200,000	201,767
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (D) (E)	EUR 420,197	678,884
Sumitomo Mitsui Financial Group, Inc.
2.13%, 07/08/2030	$600,000	625,379
2.14%, 09/23/2030	300,000	301,223
Sumitomo Mitsui Trust Bank, Ltd. 0.80%, 09/12/2023 (B)	300,000	302,715
SVB Financial Group 3.13%, 06/05/2030	300,000	337,781
Truist Financial Corp. Fixed until 03/01/2030 (E), 5.10% (A)	600,000	685,506
UniCredit SpA
Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	350,000	357,229
6.57%, 01/14/2022 (B)	400,000	421,527
Wells Fargo & Co.
Fixed until 02/11/2025, 2.16% (A), 02/11/2026, MTN	800,000	841,233
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	300,000	332,687

		19,798,097

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.3%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	$ 100,000	$ 111,636
4.70%, 05/15/2028 (B)	150,000	177,945
5.15%, 05/15/2038 (B)	100,000	127,909
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	400,000	418,474

		835,964

Biotechnology - 0.2%
AbbVie, Inc. 2.60%, 11/21/2024	300,000	321,539
Amgen, Inc. 4.40%, 05/01/2045	300,000	385,040

		706,579

Building Products - 0.5%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	600,000	669,065
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	410,000	463,891
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	300,000	320,919

		1,453,875

Capital Markets - 1.8%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	400,000	427,504
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (E)	200,000	201,019
Credit Suisse Group AG 3.75%, 03/26/2025	900,000	999,189
Deutsche Bank AG
3-Month LIBOR + 1.29%, 1.51% (A), 02/04/2021	600,000	600,328
Fixed until 11/24/2025, 2.13% (A), 11/24/2026 (G)	200,000	204,688
Fixed until 09/18/2030, 3.55% (A), 09/18/2031	200,000	216,748
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	200,000	218,568
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.75%, 1.97% (A), 10/28/2027, MTN	700,000	735,764
JAB Holdings BV 2.20%, 11/23/2030 (B)	550,000	552,954
Lazard Group LLC 3.75%, 02/13/2025	30,000	33,315
Morgan Stanley Fixed until 02/13/2031, 1.79% (A), 02/13/2032, MTN	600,000	604,290
Nomura Holdings, Inc. 2.65%, 01/16/2025	300,000	320,391
UBS Group AG 4.13%, 09/24/2025 (B)	400,000	458,023

		5,572,781

Chemicals - 0.6%
Axalta Coating Systems LLC 3.38%, 02/15/2029 (B)	200,000	200,000
Huntsman International LLC 4.50%, 05/01/2029	370,000	426,302
Sasol Financing USA LLC 5.88%, 03/27/2024	200,000	212,300

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Syngenta Finance NV
3.13%, 03/28/2022	$ 100,000	$ 101,754
5.18%, 04/24/2028 (B)	400,000	428,868
Yara International ASA 3.15%, 06/04/2030 (B)	400,000	433,113

		1,802,337

Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	200,000	212,428
RELX Capital, Inc. 4.00%, 03/18/2029	300,000	356,130

		568,558

Communications Equipment - 0.1%
Motorola Solutions, Inc. 2.30%, 11/15/2030	400,000	407,733

Construction & Engineering - 0.2%
Quanta Services, Inc. 2.90%, 10/01/2030	300,000	321,647
SBA Tower Trust 1.88%, 07/15/2050 (B)	200,000	205,845

		527,492

Consumer Finance - 0.4%
Ally Financial, Inc. 4.63%, 03/30/2025	100,000	113,982
Discover Financial Services 4.50%, 01/30/2026	200,000	231,066
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	400,000	406,774
OneMain Finance Corp. 8.88%, 06/01/2025	300,000	339,375
Synchrony Financial 5.15%, 03/19/2029	100,000	120,569

		1,211,766

Containers & Packaging - 0.3%
Bemis Co., Inc. 2.63%, 06/19/2030 (C)	300,000	324,883
Berry Global, Inc. 4.88%, 07/15/2026 (B)	500,000	537,095

		861,978

Diversified Consumer Services - 0.7%
Nationwide Building Society 3.90%, 07/21/2025 (B)	1,900,000	2,140,512
Yale University 1.48%, 04/15/2030	200,000	205,285

		2,345,797

Diversified Financial Services - 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025 - 04/03/2026	1,200,000	1,338,289
Aircastle, Ltd. 5.50%, 02/15/2022	100,000	104,150
Doric Nimrod Air Finance Alpha, Ltd. Pass-Through Trust 5.13%, 11/30/2024 (B)	56,139	53,102
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	200,000	212,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
GE Capital Funding LLC 4.40%, 05/15/2030 (B)	$ 700,000	$ 825,180
Helios Leasing I LLC 1.56%, 09/28/2024	66,795	68,364
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	400,000	422,663
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	500,000	514,997
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	300,000	317,250
Tagua Leasing LLC 1.58%, 11/16/2024	71,238	72,694
United Shore Financial Services LLC 5.50%, 11/15/2025 (B)	200,000	211,000

		4,139,689

Diversified Telecommunication Services - 0.4%
AT&T, Inc.
3.65%, 06/01/2051	200,000	209,419
4.30%, 02/15/2030	227,000	271,160
4.35%, 03/01/2029	250,000	298,165
4.50%, 05/15/2035	100,000	121,344
Bell Canada 4.30%, 07/29/2049	200,000	261,910
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	200,000	222,104

		1,384,102

Electric Utilities - 3.6%
AEP Texas, Inc. 3.95%, 06/01/2028	500,000	584,859
Alabama Power Co. 3.45%, 10/01/2049	300,000	351,976
Arizona Public Service Co. 2.65%, 09/15/2050	100,000	103,805
Avangrid, Inc. 3.80%, 06/01/2029	500,000	573,448
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	300,000	318,378
DTE Electric Co. 3.70%, 06/01/2046	1,000,000	1,217,811
Duquesne Light Holdings, Inc. 2.53%, 10/01/2030 (B)	100,000	103,438
Edison International 3.55%, 11/15/2024	100,000	107,671
Enel Finance International NV 2.65%, 09/10/2024 (B)	800,000	853,130
Entergy Louisiana LLC 3.30%, 12/01/2022	100,000	104,830
Entergy Mississippi LLC 2.85%, 06/01/2028	1,100,000	1,214,572
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	300,000	326,992
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	400,000	402,068
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	200,000	245,093
NRG Energy, Inc. 2.45%, 12/02/2027 (B)	200,000	210,565

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Pacific Gas & Electric Co.
3-Month LIBOR + 1.38%, 1.60% (A), 11/15/2021	$ 600,000	$ 600,329
3.50%, 06/15/2025 (H)	120,000	129,831
3.75%, 08/15/2042	100,000	100,628
4.25%, 08/01/2023 (H)	300,000	322,175
4.25%, 03/15/2046	400,000	429,417
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	600,000	655,770
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.88%, 07/17/2049 (B)	300,000	340,959
Southern California Edison Co.
3.90%, 03/15/2043	100,000	112,944
4.00%, 04/01/2047	600,000	704,759
4.05%, 03/15/2042	100,000	114,651
4.65%, 10/01/2043	100,000	123,914
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	877,868
SP Group Treasury Pte, Ltd. 3.38%, 02/27/2029 (B)	250,000	285,580

		11,517,461

Electronic Equipment, Instruments & Components - 0.1%
Flex, Ltd.
4.75%, 06/15/2025	200,000	227,006
4.88%, 06/15/2029	170,000	200,803

		427,809

Energy Equipment & Services - 0.0% (I)
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (D)	36,006	34,386

Entertainment - 0.3%
Activision Blizzard, Inc. 2.50%, 09/15/2050	100,000	97,739
Walt Disney Co.
2.00%, 09/01/2029	300,000	313,548
2.65%, 01/13/2031 (C)	400,000	438,525

		849,812

Equity Real Estate Investment Trusts - 3.3%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	114,937
4.30%, 01/15/2026	1,090,000	1,267,296
4.50%, 07/30/2029	200,000	244,141
American Campus Communities Operating Partnership, LP 2.85%, 02/01/2030	300,000	314,091
American Tower Corp.
3.38%, 10/15/2026	600,000	674,011
4.00%, 06/01/2025	300,000	338,817
4.40%, 02/15/2026	670,000	775,722
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 1.26% (A), 02/01/2022	600,000	599,360
Crown Castle International Corp.
4.45%, 02/15/2026	200,000	231,424
5.25%, 01/15/2023	900,000	984,828
Essex Portfolio, LP 4.00%, 03/01/2029	500,000	583,482

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Kilroy Realty, LP 4.38%, 10/01/2025	$ 590,000	$ 661,840
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. 3.88%, 02/15/2029 (B)	500,000	511,250
Mid-America Apartments, LP 4.00%, 11/15/2025	580,000	656,652
National Retail Properties, Inc. 4.80%, 10/15/2048	500,000	609,954
Sabra Health Care, LP 4.80%, 06/01/2024	400,000	429,074
STORE Capital Corp. 2.75%, 11/18/2030	300,000	305,094
UDR, Inc. 3.00%, 08/15/2031	300,000	330,909
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	500,000	575,504
WP Carey, Inc. 4.60%, 04/01/2024	400,000	443,956

		10,652,342

Food Products - 0.0% (I)
Kraft Heinz Foods Co. 3.95%, 07/15/2025 (C)	126,000	138,760

Gas Utilities - 0.7%
Eastern Energy Gas Holdings LLC 2.50%, 11/15/2024	400,000	427,941
Piedmont Natural Gas Co., Inc. 3.50%, 06/01/2029	1,000,000	1,147,941
Southern California Gas Co. 4.13%, 06/01/2048	500,000	636,331

		2,212,213

Health Care Equipment & Supplies - 0.3%
Baxter International, Inc. 1.73%, 04/01/2031 (B)	200,000	201,628
Boston Scientific Corp.
2.65%, 06/01/2030	100,000	107,110
3.38%, 05/15/2022	325,000	338,497
Stryker Corp. 1.95%, 06/15/2030	400,000	411,584
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/2022	30,000	30,853
3.55%, 04/01/2025	30,000	33,138

		1,122,810

Health Care Providers & Services - 1.3%
Adventist Health System 2.43%, 09/01/2024	400,000	414,687
AHS Hospital Corp. 5.02%, 07/01/2045	400,000	556,472
Banner Health 1.90%, 01/01/2031	300,000	305,668
CHRISTUS Health 4.34%, 07/01/2028	300,000	355,701
CVS Health Corp. 5.05%, 03/25/2048	500,000	677,639
Fresenius Medical Care US Finance III, Inc. 2.38%, 02/16/2031 (B)	200,000	203,270

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	$ 200,000	$ 270,500
HCA, Inc. 4.13%, 06/15/2029	100,000	116,008
Memorial Sloan-Kettering Cancer Center 2.96%, 01/01/2050	200,000	212,817
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	458,556
Sutter Health 2.29%, 08/15/2030	400,000	415,913
UnitedHealth Group, Inc. 2.90%, 05/15/2050	100,000	110,715

		4,097,946

Hotels, Restaurants & Leisure - 0.4%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	200,000	217,252
5.38%, 04/15/2026	100,000	114,767
Las Vegas Sands Corp. 2.90%, 06/25/2025	200,000	209,286
McDonald’s Corp. 3.80%, 04/01/2028, MTN	400,000	467,577
Sands China, Ltd. 4.60%, 08/08/2023	200,000	212,398
Wynn Macau, Ltd. 5.13%, 12/15/2029 (B)	100,000	102,125

		1,323,405

Industrial Conglomerates - 0.1%
General Electric Co.
Fixed until 03/15/2021 (E), 5.00% (A)	200,000	186,050
5.55%, 01/05/2026, MTN	100,000	121,064

		307,114

Insurance - 1.0%
AIA Group, Ltd. 3.20%, 09/16/2040 (B) (C)	300,000	314,514
Fidelity National Financial, Inc. 3.40%, 06/15/2030 (C)	400,000	439,269
First American Financial Corp. 4.60%, 11/15/2024	20,000	22,167
New York Life Global Funding 1.20%, 08/07/2030 (B)	100,000	96,981
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	100,000	134,371
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,000,000	1,135,000
Protective Life Global Funding 1.74%, 09/21/2030 (B)	400,000	402,002
Reliance Standard Life Global Funding II 2.75%, 01/21/2027 (B)	400,000	420,302
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	125,122

		3,089,728

Interactive Media & Services - 0.1%
Alphabet, Inc. 1.90%, 08/15/2040	100,000	98,146

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Interactive Media & Services (continued)
Tencent Holdings, Ltd. 3.98%, 04/11/2029 (B)	$ 200,000	$ 227,877

		326,023

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 2.50%, 06/03/2050	50,000	51,879
Expedia Group, Inc. 7.00%, 05/01/2025 (B)	300,000	330,663

		382,542

Machinery - 0.2%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	600,000	656,625

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	300,000	334,718

Media - 0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	700,000	755,300
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	500,000	576,864
4.80%, 03/01/2050	300,000	358,320
Comcast Corp.
4.40%, 08/15/2035	20,000	25,595
4.75%, 03/01/2044	500,000	685,228
Cox Communications, Inc. 2.95%, 10/01/2050 (B)	200,000	204,483
Discovery Communications LLC 4.00%, 09/15/2055 (B)	365,000	408,544

		3,014,334

Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 5.50%, 11/01/2023 (B)	200,000	209,000

Multi-Utilities - 0.3%
Black Hills Corp. 2.50%, 06/15/2030	400,000	420,109
CenterPoint Energy, Inc. Fixed until 09/01/2023 (E), 6.13% (A)	100,000	104,750
San Diego Gas & Electric Co. 1.70%, 10/01/2030	300,000	303,430

		828,289

Oil, Gas & Consumable Fuels - 3.3%
AKER BP ASA 3.75%, 01/15/2030 (B)	200,000	210,062
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	300,000	340,867
Boardwalk Pipelines, LP 3.40%, 02/15/2031	400,000	417,373
Concho Resources, Inc. 2.40%, 02/15/2031 (C)	300,000	313,987
Diamondback Energy, Inc. 2.88%, 12/01/2024	300,000	315,345
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (D)	400,000	418,045

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating, LP
4.75%, 01/15/2026	$ 40,000	$ 45,260
5.80%, 06/15/2038	500,000	574,401
7.50%, 07/01/2038	100,000	132,932
Eni SpA 4.75%, 09/12/2028 (B)	200,000	242,332
Enterprise Products Operating LLC 3.20%, 02/15/2052	700,000	711,724
Kinder Morgan, Inc. 7.75%, 01/15/2032, MTN	400,000	578,276
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	300,000	307,500
MPLX, LP 1.75%, 03/01/2026	400,000	413,962
NGPL PipeCo LLC 4.88%, 08/15/2027 (B)	300,000	339,887
ONEOK, Inc. 4.35%, 03/15/2029	700,000	793,869
Pertamina Persero PT 4.18%, 01/21/2050 (B)	400,000	430,784
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	400,000	407,266
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,000,000	1,143,292
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B) (C)	400,000	409,890
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B)	500,000	558,793
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	130,356
Valero Energy Corp. 4.00%, 04/01/2029 (C)	500,000	562,505
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	20,000	21,562
3.70%, 03/15/2028 (B)	500,000	532,810

		10,353,080

Pharmaceuticals - 0.7%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,000,000	1,215,406
Royalty Pharma PLC 0.75%, 09/02/2023 (B)	600,000	602,868
Zoetis, Inc. 3.90%, 08/20/2028	400,000	471,244

		2,289,518

Professional Services - 0.2%
Block Financial LLC 3.88%, 08/15/2030	400,000	432,112
IHS Markit, Ltd. 4.75%, 08/01/2028	300,000	369,459

		801,571

Road & Rail - 0.3%
Avolon Holdings Funding, Ltd. 2.88%, 02/15/2025 (B)	100,000	101,967
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	400,000	418,044

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (B)	$ 200,000	$ 218,127
Union Pacific Corp. 4.10%, 09/15/2067	200,000	251,456

		989,594

Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc.
4.30%, 11/15/2032	400,000	474,196
5.00%, 04/15/2030	300,000	364,683
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	200,000	216,432
Micron Technology, Inc. 4.19%, 02/15/2027	400,000	468,222

		1,523,533

Software - 0.6%
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	170,000	178,925
Infor, Inc. 1.75%, 07/15/2025 (B)	400,000	415,496
Microsoft Corp.
2.53%, 06/01/2050	186,000	196,145
4.10%, 02/06/2037	314,000	412,105
Oracle Corp. 2.95%, 05/15/2025	290,000	318,496
VMware, Inc. 4.65%, 05/15/2027	300,000	351,047

		1,872,214

Technology Hardware, Storage & Peripherals - 0.6%
Dell International LLC / EMC Corp.
5.30%, 10/01/2029 (B)	200,000	245,190
8.10%, 07/15/2036 (B)	600,000	887,328
NetApp, Inc. 2.70%, 06/22/2030	300,000	322,345
Seagate HDD Cayman 4.13%, 01/15/2031 (B)	400,000	426,500

		1,881,363

Tobacco - 0.2%
BAT Capital Corp. 4.39%, 08/15/2037	400,000	449,326
Imperial Brands Finance PLC 3.50%, 07/26/2026 (B)	200,000	221,372

		670,698

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B)	200,000	211,933

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B) (C)	20,000	21,576
3.90%, 03/22/2023 (B)	200,000	212,599

		234,175

Wireless Telecommunication Services - 0.3%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 5.15%, 09/20/2029 (B)	400,000	463,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029 (B)	$ 400,000	$ 433,236
T-Mobile USA, Inc. 2.25%, 11/15/2031 (B)	200,000	205,268

		1,101,504

Total Corporate Debt Securities (Cost $100,155,079)		109,355,547

FOREIGN GOVERNMENT OBLIGATIONS - 3.5%
Canada - 0.3%
Province of Quebec 2.50%, 04/20/2026	900,000	988,429

Dominican Republic - 0.1%
Dominican Republic International Bond 4.88%, 09/23/2032 (B)	400,000	443,004

Indonesia - 0.3%
Indonesia Government International Bond 4.45%, 02/11/2024	800,000	885,643

Israel - 0.2%
Israel Government International Bond 3.88%, 07/03/2050	300,000	360,059
State of Israel 3.38%, 01/15/2050	300,000	331,656

		691,715

Japan - 1.1%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	1,800,000	1,864,991
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	1,500,000	1,509,187

		3,374,178

Peru - 0.4%
Peru Government International Bond
5.94%, 02/12/2029 (D)	PEN 1,500,000	517,284
5.94%, 02/12/2029 (B)	1,200,000	413,828
8.20%, 08/12/2026 (B)	600,000	224,991

		1,156,103

Qatar - 0.9%
Qatar Government International Bond
2.38%, 06/02/2021 (D)	$2,800,000	2,822,400
4.50%, 01/20/2022 (D)	200,000	208,620

		3,031,020

Republic of South Africa - 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/2029	300,000	318,427

Romania - 0.0% (I)
Romania Government International Bond 2.63%, 12/02/2040 (B)	EUR 100,000	130,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Saudi Arabia - 0.1%
Saudi Government International Bond 4.50%, 04/22/2060, MTN (D)	$ 200,000	$ 250,790

Total Foreign Government Obligations (Cost $10,844,192)		11,269,515

LOAN ASSIGNMENTS - 0.3%
Capital Markets - 0.2%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (J) (K) (L)	677,654	667,614

Hotels, Restaurants & Leisure - 0.0% (I)
IRB Holding Corp. Term Loan, TBD, 12/15/2027 (M) (N)	100,000	99,850

IT Services - 0.1%
Virtusa Corp. Term Loan B, TBD, 12/01/2027 (M) (N)	200,000	199,167

Total Loan Assignments (Cost $964,595)		966,631

MORTGAGE-BACKED SECURITIES - 3.7%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	334,824	336,328
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.21% (A), 04/15/2036 (B)	500,000	486,850
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 3.78% (A), 05/25/2034	6,689	6,683
Bancorp Commercial Mortgage Trust Series 2019-CRE6, Class A, 1-Month LIBOR + 1.05%, 1.21% (A), 09/15/2036 (B)	144,809	144,442
Bear Stearns Alt-A Trust Series 2005-7, Class 22A1, 3.15% (A), 09/25/2035	173,653	135,948
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.43% (A), 05/25/2037	308,255	289,025
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7, 5.50%, 05/25/2034	126,829	132,395
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	400,000	445,475
Credit Suisse Mortgage Capital Certificates Series 2019-RPL4, Class A1, 3.49%, 08/26/2058 (B)	264,773	265,520
CSMC Trust Series 2019-RPL9, Class A1, 3.04% (A), 10/27/2059 (B)	188,883	190,745

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	$ 200,000	$ 225,956
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,000,000	1,080,189
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.20% (A), 12/10/2044 (D)	GBP 62,299	84,516
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.44% (A), 07/19/2035	$51,650	43,303
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	600,000	640,582
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	482,340	525,036
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.83% (A), 04/25/2028	136,079	134,486
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	315,758	327,868
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	990,191
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.97% (A), 12/15/2048	1,570,404	23,361
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.67% (A), 05/25/2035	28,190	27,929
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	700,000	765,197
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	511,697	537,905
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	265,316	278,788
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.21% (A), 06/10/2043 (D)	GBP 39,172	53,309
Towd Point Mortgage Funding Series 2019-GR4A, Class A1, 3-Month LIBOR + 1.03%, 1.07% (A), 10/20/2051 (B)	872,395	1,196,424
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 242,617	256,096

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.24% (A), 06/10/2059 (D)	GBP 319,109	$ 418,796
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.79% (A), 06/10/2059 (D)	68,874	85,404
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.39% (A), 06/10/2059 (D)	82,392	105,965
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.59% (A), 06/10/2059 (D)	64,368	80,427
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 1-COFI + 1.50%, 2.00% (A), 08/25/2046	$439,698	418,256
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	900,000	1,000,626

Total Mortgage-Backed Securities (Cost $11,263,045)		11,734,021

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.6%
California - 0.5%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	312,150
California Infrastructure & Economic Development Bank, Revenue Bonds, Fixed until 07/01/2021, 0.45% (A), 01/01/2050 (B)	400,000	400,372
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	330,560
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	498,282
University of California, Revenue Bonds, 1.61%, 05/15/2030	100,000	101,052

		1,642,416

Florida - 0.3%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	226,738
State Board of Administration Finance Corp., Revenue Bonds, Series A, 1.26%, 07/01/2025	600,000	613,746

		840,484

Georgia - 0.1%
City of Atlanta Water & Wastewater Revenue, Revenue Bonds, 2.26%, 11/01/2035	300,000	315,027

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	$ 200,000	$ 226,222

New Jersey - 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	200,000	207,710

New York - 0.4%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-4, 2.01%, 05/01/2025	300,000	316,053
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	300,000	308,244
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	400,000	532,136

		1,156,433

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	300,000	379,305

Utah - 0.0% (I)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.90% (A), 12/26/2031	24,405	24,310

Wisconsin - 0.0% (I)
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	140,000	149,313

Total Municipal Government Obligations (Cost $4,466,298)		4,941,220

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.0%
Federal Home Loan Mortgage Corp.
0.25%, 08/24/2023	7,600,000	7,614,983
4.50%, 08/01/2048	682,245	764,016
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 0.82% (A), 02/25/2023	92,214	92,139
3.21% (A), 04/25/2028	1,000,000	1,120,539
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.50% (A), 01/15/2038	474,253	473,919
1-Month LIBOR + 0.40%, 0.56% (A), 02/15/2041 - 09/15/2045	233,961	235,821
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 2.66% (A), 01/15/2038	474,253	28,596

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 5.73% (A), 09/15/2043	$ 683,149	$ 151,350
Federal National Mortgage Association
0.38%, 08/25/2025	900,000	899,803
0.75%, 10/08/2027	500,000	501,944
0.88%, 08/05/2030	2,800,000	2,747,886
3.50%, 06/01/2045	136,052	145,256
4.00%, 09/01/2048 - 10/01/2048	172,284	183,630
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.70% (A), 02/25/2041	146,999	147,535
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	307,505	20,698
Government National Mortgage Association
1-Month LIBOR + 0.80%, 0.94% (A), 05/20/2066 - 06/20/2066	1,883,337	1,908,171
4.00%, TBA (M)	5,700,000	6,080,297
Uniform Mortgage-Backed Security
1.50%, TBA (M)	2,400,000	2,465,690
2.00%, TBA (M)	7,000,000	7,247,741
3.00%, TBA (M)	2,400,000	2,516,719
4.00%, TBA (M)	4,800,000	5,133,516
4.50%, TBA (M)	900,000	975,375

Total U.S. Government Agency Obligations (Cost $41,214,747)		41,455,624

U.S. GOVERNMENT OBLIGATIONS - 34.8%
U.S. Treasury - 33.9%
U.S. Treasury Bond
1.13%, 05/15/2040 - 08/15/2040	5,270,000	4,994,706
1.38%, 11/15/2040	2,100,000	2,076,375
1.38%, 08/15/2050 (O)	6,000,000	5,619,375
2.00%, 02/15/2050 (O)	15,860,000	17,225,447
2.25%, 08/15/2049 (O)	430,000	492,098
2.88%, 05/15/2049	10,000	12,911
3.00%, 02/15/2048 - 08/15/2048 (O)	3,000,000	3,941,170
3.13%, 11/15/2041 - 05/15/2048 (O)	5,060,000	6,697,406
4.25%, 05/15/2039 (C) (O)	3,400,000	5,045,547
4.25%, 11/15/2040 (O)	3,920,000	5,888,116
4.38%, 05/15/2040 - 05/15/2041 (O)	2,360,000	3,616,887
4.50%, 08/15/2039 (O)	16,630,000	25,443,900
U.S. Treasury Bond, Principal Only STRIPS 08/15/2044 - 05/15/2050	3,800,000	2,332,134
U.S. Treasury Note
0.63%, 08/15/2030 (O)	2,900,000	2,827,500
1.50%, 02/15/2030 (O)	6,330,000	6,696,695
1.88%, 03/31/2022 (C) (O)	10,300,000	10,525,313
2.00%, 12/31/2021 (O)	2,200,000	2,241,078
2.00%, 11/15/2026 (C) (O)	1,800,000	1,959,117

		107,635,775

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	428,272	437,256

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note (continued)
0.50%, 01/15/2028 (O)	$ 2,206,246	$ 2,501,446

		2,938,702

Total U.S. Government Obligations (Cost $102,738,278)		110,574,477

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 33.2%
U.S. Cash Management Bill 0.10% (P), 02/18/2021 (Q)	3,500,000	3,499,716
U.S. Treasury Bill
0.08% (P), 02/25/2021	7,500,000	7,499,269
0.09% (P), 01/26/2021 - 03/04/2021	20,500,000	20,498,778
0.09% (P), 02/09/2021 (C)	1,700,000	1,699,923
0.09% (P), 01/12/2021 (Q)	800,000	799,993
0.10% (P), 02/11/2021 (Q)	2,800,000	2,799,823
0.10% (P), 02/11/2021	3,200,000	3,199,797
0.11% (P), 01/21/2021 - 05/13/2021	49,300,000	49,290,728
0.12% (P), 04/29/2021	16,100,000	16,095,628

Total Short-Term U.S. Government Obligations (Cost $105,376,565)		105,383,655

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (P)	1,026,973	1,026,973

Total Other Investment Company (Cost $1,026,973)		1,026,973

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (P), dated 12/31/2020, to be repurchased at $2,630,674 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $2,683,362.	$ 2,630,674	2,630,674

Total Repurchase Agreement (Cost $2,630,674)		2,630,674

Total Investments Excluding Options Purchased (Cost $393,073,590)		411,807,184
Total Options Purchased - 1.1% (Cost $3,553,626)		3,339,760

Total Investments Before Securities Sold Short (Cost $396,627,216)		415,146,944

TBA SHORT COMMITMENT - (1.9)%
U.S. GOVERNMENT AGENCY OBLIGATION - (1.9)%
Government National Mortgage Association 4.00%, TBA	(5,700,000)	(6,077,180)

Total TBA Short Commitment (Proceeds $(6,065,047))		(6,077,180)

Net Other Assets (Liabilities), Net of Securities Sold Short - (28.7)%		(91,279,841)

Net Assets - 100.0%		$ 317,789,923

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (24.1)% (R)

BofA Securities, Inc., 0.09% (P), dated 12/23/2020, to be repurchased at $(5,617,697) on 01/06/2021. Collateralized by a U.S. Government Obligation, 1.38%, due 08/15/2050, and with a value of $(5,651,943).

	$ (5,617,500)	$ (5,617,626)
BofA Securities, Inc., 0.16% (P), dated 11/23/2020, to be repurchased at $(3,769,454) on 01/04/2021. Collateralized by a U.S. Government Obligation, 4.25%, due 05/15/2039, and with a value of $(3,700,700).	(3,768,750)	(3,769,403)
BofA Securities, Inc., 0.16% (P), dated 12/02/2020, to be repurchased at $(783,875) on 01/07/2021. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2041 and with a value of $(1,007,114).	(783,750)	(783,855)
BofA Securities, Inc., 0.16% (P), dated 12/08/2020, to be repurchased at $(153,396) on 01/08/2021. Collateralized by a U.S. Government Obligation, 4.38%, due 05/15/2041 and with a value of $(160,900).	(153,375)	(153,391)
BofA Securities, Inc., 0.16% (P), dated 12/09/2020, to be repurchased at $(14,809,299) on 01/08/2021. Collateralized by U.S. Government Obligations, 1.13% - 4.38%, due 08/15/2040 - 05/15/2048, and with a total value of $(14,691,658).	(14,807,325)	(14,808,839)
BofA Securities, Inc., 0.16% (P), dated 12/10/2020, to be repurchased at $(3,392,482) on 01/11/2021. Collateralized by a U.S. Government Obligation, 1.50, due 02/15/2030, and with a value of $(3,191,255).	(3,392,000)	(3,392,332)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (R)

BofA Securities, Inc., 0.16% (P), dated 12/14/2020, to be repurchased at $(849,117) on 01/14/2021. Collateralized by a U.S. Government Obligation, 1.50, due 02/15/2030, and with a value of $(1,063,752).

	$ (849,000)	$ (849,068)
BofA Securities, Inc., 0.17% (P), dated 11/19/2020, to be repurchased at $(6,270,756) on 01/19/2021. Collateralized by U.S. Government Obligations, 4.25%, due 05/15/2039 - 11/15/2040, and with a total value of $(6,232,771).	(6,268,950)	(6,270,223)
Deutsche Bank Securities, Inc., 0.17% (P), dated 10/13/2020, to be repurchased at $(22,005,037) on 01/08/2021. Collateralized by a U.S. Government Obligation, 4.50%, due 08/15/2039, and with a value of $(21,817,068).	(21,996,000)	(22,004,310)
RBS Securities, Inc., 0.16% (P), dated 12/14/2020, to be repurchased at $(8,232,486) on 01/25/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2050, and with a value of $(13,733,661).	(8,230,950)	(8,231,608)
RBS Securities, Inc., 0.17% (P), dated 11/24/2020, to be repurchased at $(10,598,352) on 01/05/2021. Collateralized by U.S. Government Obligations, 2.00% - 4.50%, due 08/15/2039 - 02/15/2050, and with a total value of $(5,009,133).	(10,596,250)	(10,598,151)

Total Reverse Repurchase Agreements	$ (76,463,850)	$ (76,478,806)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	3,150.00	12/17/2021	USD	81,882,326	218	$3,553,626	$3,339,760

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS WRITTEN:

Description	Counterparty	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - North America Investment Grade Index - Series 35	DUB	Pay	0.95%	01/20/2021	USD	2,000,000	$(3,050)	$(240)

							Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS							$(3,050)	$(240)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 31	1.00%	Quarterly	12/20/2023	USD	13,500,000	$(212,832)	$(84,863)	$(127,969)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	300,000	$5,434	$2	$5,432
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,200,000	22,350	1,034	21,316
6-Month EUR-EURIBOR	Receive	1.00	Annually/Semi-Annually	06/16/2031	EUR	3,100,000	(7,864)	(6,940)	(924)

Total							$19,920	$(5,904)	$25,824

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation		Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	1,700,000	$20,613	$(69,497)	$90,110
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	899,877	12,106	(50,854)	62,960

Total							$32,719	$(120,351)	$153,070

Value
OTC Swap Agreements, at value (Assets)	$32,719

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	115	03/31/2021	$14,496,719	$14,508,867	$12,148	$—
10-Year U.S. Treasury Note	22	03/22/2021	3,034,257	3,037,719	3,462	—
E-Mini Russell 2000® Index	173	03/19/2021	16,581,710	17,082,020	500,310	—
Euro-BTP Italy Government Bond	30	03/08/2021	5,550,151	5,571,091	20,940	—
MSCI EAFE Index	153	03/19/2021	16,048,480	16,300,620	252,140	—
S&P 500® E-Mini Index	351	03/19/2021	64,240,367	65,791,440	1,551,073	—

Total					$2,340,073	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	(56)	03/31/2021	$(12,360,616)	$(12,374,688)	$—	$(14,072)
10-Year U.S. Treasury Ultra Note	(59)	03/22/2021	(9,254,449)	(9,225,203)	29,246	—
30-Year U.S. Treasury Bond	(158)	03/22/2021	(27,713,960)	(27,363,625)	350,335	—
Euro OAT	(24)	03/08/2021	(4,895,465)	(4,921,588)	—	(26,123)
German Euro Bund	(32)	03/08/2021	(6,945,189)	(6,944,445)	744	—
U.K. Gilt	(22)	03/29/2021	(4,031,491)	(4,077,723)	—	(46,232)
U.S. Treasury Ultra Bond	(89)	03/22/2021	(19,292,458)	(19,007,063)	285,395	—

Total					$665,720	$(86,427)

Total Futures Contracts					$3,005,793	$(86,427)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	02/10/2021	USD	1,073,407	PEN	3,862,871	$6,011	$—
GSB	02/16/2021	RUB	10,994,443	USD	144,196	3,775	—
GSB	03/10/2021	MXN	3,708,000	USD	170,835	14,026	—
HSBC	01/08/2021	USD	2,571,852	GBP	1,923,000	—	(58,082)
HSBC	01/08/2021	EUR	1,119,000	USD	1,340,758	26,580	—
HSBC	02/16/2021	RUB	19,512,443	USD	260,989	1,623	—
HSBC	02/19/2021	JPY	200,256,564	USD	1,908,012	32,511	—
HSBC	03/15/2021	USD	369,427	PEN	1,314,384	6,287	—
HSBC	05/04/2021	MXN	6,722,000	USD	324,554	8,438	—

Total						$99,251	$(58,082)

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$12,468,847	$—	$12,468,847
Corporate Debt Securities	—	109,355,547	—	109,355,547
Foreign Government Obligations	—	11,269,515	—	11,269,515
Loan Assignments	—	299,017	667,614	966,631
Mortgage-Backed Securities	—	11,734,021	—	11,734,021
Municipal Government Obligations	—	4,941,220	—	4,941,220
U.S. Government Agency Obligations	—	41,455,624	—	41,455,624
U.S. Government Obligations	—	110,574,477	—	110,574,477
Short-Term U.S. Government Obligations	—	105,383,655	—	105,383,655
Other Investment Company	1,026,973	—	—	1,026,973
Repurchase Agreement	—	2,630,674	—	2,630,674
Exchange-Traded Options Purchased	3,339,760	—	—	3,339,760

Total Investments	$4,366,733	$410,112,597	$667,614	$415,146,944

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$27,784	$—	$27,784
Over-the-Counter Credit Default Swap Agreements	—	32,719	—	32,719
Futures Contracts (X)	3,005,793	—	—	3,005,793
Forward Foreign Currency Contracts (X)	—	99,251	—	99,251

Total Other Financial Instruments	$3,005,793	$159,754	$—	$3,165,547

LIABILITIES
TBA Short Commitment
U.S. Government Agency Obligation	$—	$(6,077,180)	$—	$(6,077,180)

Total Securities Sold Short	$—	$(6,077,180)	$—	$(6,077,180)

Other Financial Instruments
Reverse Repurchase Agreements	$—	$(76,478,806)	$—	$(76,478,806)
Over-the-Counter Credit Default Swaptions Written	—	(240)	—	(240)
Centrally Cleared Credit Default Swap Agreements	—	(212,832)	—	(212,832)
Centrally Cleared Interest Rate Swap Agreements	—	(7,864)	—	(7,864)
Futures Contracts (X)	(86,427)	—	—	(86,427)
Forward Foreign Currency Contracts (X)	—	(58,082)	—	(58,082)

Total Other Financial Instruments	$(86,427)	$(76,757,824)	$—	$(76,844,251)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $60,740,214, representing 19.1% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,770,458, collateralized by cash collateral of $1,026,973 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,963,463. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2020, the total value of Regulation S securities is $6,367,349, representing 2.0% of the Portfolio’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2020; the maturity date disclosed is the ultimate maturity date.
(G)	Restricted security. At December 31, 2020, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Deutsche Bank AG Fixed until 11/24/2025, 2.13%, 11/24/2026	11/17/2020	$200,000	$204,688	0.1%

(H)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2020, the total value of such securities is $452,006, representing 0.1% of the Portfolio’s net assets.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Fixed rate loan commitment at December 31, 2020.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the total value of securities is $1,192,650, representing 0.4% of the Portfolio’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	All or a portion of the security represents unsettled loan commitments at December 31, 2020 where the rate will be determined at time of settlement.
(O)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the year ended December 31, 2020 was $7,035,300 at a weighted average interest rate of 0.13%.
(P)	Rates disclosed reflect the yields at December 31, 2020.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $6,246,626.
(R)	The average amount of reverse repurchase agreements outstanding during the year ended December 31, 2020 was $81,254,939 at a weighted average interest rate of 0.71%.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $393,996,542) (including securities loaned of $10,770,458)	$412,516,270
Repurchase agreement, at value (cost $2,630,674)	2,630,674
Cash	12,950
Cash collateral pledged at broker for:
Repurchase agreements	401,000
Centrally cleared swap agreements	331,000
Futures contracts	1,815,000
OTC swap agreements, at value	32,719
Foreign currency, at value (cost $379,519)	386,833
Receivables and other assets:
Investments sold	8,661
When-issued, delayed-delivery, forward and TBA commitments sold	71,440,160
Net income from securities lending	968
Shares of beneficial interest sold	4,934
Interest	1,790,546
Variation margin receivable on centrally cleared swap agreements	57,348
Variation margin receivable on futures contracts	259,251
Unrealized appreciation on forward foreign currency contracts	99,251

Total assets	491,787,565

Liabilities:
TBA short commitments, at value (proceeds $6,065,047)	6,077,180
Cash collateral received upon return of:
Securities on loan	1,026,973
Written options and swaptions, at value (premium received $3,050)	240
Reverse repurchase agreements, at value (face value $76,463,850)	76,478,806
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	89,959,084
Shares of beneficial interest redeemed	16,797
Investment management fees	211,994
Distribution and service fees	64,663
Transfer agent costs	487
Trustees, CCO and deferred compensation fees	1,247
Audit and tax fees	31,835
Custody fees	33,939
Legal fees	1,579
Printing and shareholder reports fees	28,030
Other accrued expenses	6,706
Unrealized depreciation on forward foreign currency contracts	58,082

Total liabilities	173,997,642

Net assets	$317,789,923

Net assets consist of:
Capital stock ($0.01 par value)	$257,946
Additional paid-in capital	284,961,533
Total distributable earnings (accumulated losses)	32,570,444

Net assets	$317,789,923

Net assets by class:
Initial Class	$11,569,110
Service Class	306,220,813

Shares outstanding:
Initial Class	927,728
Service Class	24,866,835

Net asset value and offering price per share:
Initial Class	$12.47
Service Class	12.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest income	$7,314,379
Net income from securities lending	11,485

Total investment income	7,325,864

Expenses:
Investment management fees	2,335,721
Distribution and service fees:
Service Class	711,961
Transfer agent costs	4,366
Trustees, CCO and deferred compensation fees	9,304
Audit and tax fees	45,093
Custody fees	100,470
Legal fees	18,966
Printing and shareholder reports fees	26,893
Interest expense on sale-buybacks	9,182
Other	19,587

Total expenses	3,281,543

Net investment income (loss)	4,044,321

Net realized gain (loss) on:
Investments	16,472,331
Written options and swaptions	64,546
Swap agreements	(3,898,907)
Futures contracts	5,174,020
Forward foreign currency contracts	(25,351)
Foreign currency transactions	37,371
TBA short commitments	101,354

Net realized gain (loss)	17,925,364

Net change in unrealized appreciation (depreciation) on:
Investments	6,589,873
Written options and swaptions	2,810
Swap agreements	133,194
Futures contracts	(212,686)
Forward foreign currency contracts	26,795
Translation of assets and liabilities denominated in foreign currencies	10,611
TBA short commitments	(12,133)

Net change in unrealized appreciation (depreciation)	6,538,464

Net realized and change in unrealized gain (loss)	24,463,828

Net increase (decrease) in net assets resulting from operations	$28,508,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$4,044,321	$5,379,020
Net realized gain (loss)	17,925,364	15,907,215
Net change in unrealized appreciation (depreciation)	6,538,464	24,914,560

Net increase (decrease) in net assets resulting from operations	28,508,149	46,200,795

Dividends and/or distributions to shareholders:
Initial Class	(899,280)	(36,514)
Service Class	(22,715,961)	(264,780)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(23,615,241)	(301,294)

Capital share transactions:
Proceeds from shares sold:
Initial Class	833,969	1,100,577
Service Class	53,462,816	12,770,455

	54,296,785	13,871,032

Dividends and/or distributions reinvested:
Initial Class	899,280	36,514
Service Class	22,715,961	264,780

	23,615,241	301,294

Cost of shares redeemed:
Initial Class	(1,118,620)	(1,744,032)
Service Class	(59,342,446)	(33,238,355)

	(60,461,066)	(34,982,387)

Net increase (decrease) in net assets resulting from capital share transactions	17,450,960	(20,810,061)

Net increase (decrease) in net assets	22,343,868	25,089,440

Net assets:
Beginning of year	295,446,055	270,356,615

End of year	$317,789,923	$295,446,055

Capital share transactions - shares:
Shares issued:
Initial Class	67,806	98,958
Service Class	4,485,409	1,129,739

	4,553,215	1,228,697

Shares reinvested:
Initial Class	75,065	3,082
Service Class	1,918,578	22,592

	1,993,643	25,674

Shares redeemed:
Initial Class	(91,272)	(153,030)
Service Class	(4,905,201)	(2,913,485)

	(4,996,473)	(3,066,515)

Net increase (decrease) in shares outstanding:
Initial Class	51,599	(50,990)
Service Class	1,498,786	(1,761,154)

	1,550,385	(1,812,144)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2020

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$28,508,149

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(1,180,634,783)
Proceeds from long-term investments	1,206,576,435
Purchases to cover securities sold short	(199,059,505)
Proceeds from securities sold short	205,225,906
Net amortization (accretion) of discount and premium	595,241
Net purchases/proceeds of short-term investments	(17,284,709)
Net realized (gain) loss	(17,925,364)
Net change in unrealized (appreciation) depreciation	(6,538,464)
Receivables:
(Increase) decrease in receivables for investments sold	(28,240,828)
(Increase) decrease in receivables for net income from securities lending	(825)
(Increase) decrease in receivables for interest	111,106
(Increase) decrease in receivable for tax reclaim	1,015
Payables:
Increase (decrease) in collateral for securities on loan	(610,863)
Increase (decrease) in payables for investments purchased	6,786,402
Increase (decrease) in dividends and interest payable	(14,314)
Increase (decrease) in accrued liabilities	(11,218)
Net cash provided by (used for) written options and swaptions transactions	67,596
Net cash provided by (used for) swap agreement transactions	(3,336,386)
Net cash provided by (used for) in futures contracts transactions	5,315,318
Net cash provided by (used for) in forward foreign currency contracts	(52,146)
Net cash provided by (used for) foreign currency transactions	58,593

Net cash provided by (used for) operating activities	(463,644)

Cash flows from financing activities:
Proceeds of shares sold, net of receivable for shares sold	54,291,863
Payment of shares redeemed, net of payable for shares redeemed	(60,545,333)
Increase (decrease) from reverse repurchase agreements	446,331
Proceeds from sale-buyback financing transactions	898,460,217
Payments from sale-buyback financing transactions	(896,100,820)

Net cash provided by (used for) financing activities	(3,447,742)

Net increase (decrease) in cash and foreign currencies	(3,911,386)

Cash and foreign currencies, at beginning of year (A)	$6,858,169

Cash and foreign currencies, at end of year (A)	$2,946,783

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$23,496
Non-cash financing activities included herein consist of reinvestment of distributions	$23,615,241

(A)	For the year ended December 31, 2020, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$14,115	$12,950
Cash collateral pledged at broker for:
Repurchase agreements	—	401,000
Reverse repurchase agreements	700,000	—
Centrally cleared swap agreements	248,000	331,000
Futures contracts	5,634,000	1,815,000
Foreign currency, at value	552,054	386,833

Total assets	7,148,169	2,946,783

Liabilities:
OTC derivatives	290,000	—

Total liabilities	290,000	—

Net cash per statement of assets and liabilities	$6,858,169	$2,946,783

Total cash and foreign currencies per statement of cash flows	$6,858,169	$2,946,783

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$12.32		$10.49		$12.21		$11.56		$11.05

Investment operations:
Net investment income (loss) (A)	0.20		0.24		0.25		0.18		0.12	(B)
Net realized and unrealized gain (loss)	1.01		1.63		(0.78)		1.03		0.46

Total investment operations	1.21		1.87		(0.53)		1.21		0.58

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.04)		(0.43)		(0.18)		(0.07)
Net realized gains	(0.85)		—		(0.76)		(0.38)		—

Total dividends and/or distributions to shareholders	(1.06)		(0.04)		(1.19)		(0.56)		(0.07)

Net asset value, end of year	$12.47		$12.32		$10.49		$12.21		$11.56

Total return	10.22%		17.86%		(4.92)%		10.70%		5.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,569		$10,796		$9,729		$9,908		$9,469
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87	%(C)	0.92	%(C)	0.97	%(C)	0.95	%(C)	0.88%
Including waiver and/or reimbursement and recapture	0.87	%(C)	0.92	%(C)	0.97	%(C)	0.95	%(C)	0.88	%(B)
Net investment income (loss) to average net assets	1.61%		2.11%		2.11%		1.53%		1.08	%(B)
Portfolio turnover rate (D)	65%		64%		40%		43%		58%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes interest fee on sale-buyback transactions.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016
Net asset value, beginning of year	$12.18		$10.37		$12.08		$11.45		$10.95

Investment operations:
Net investment income (loss) (A)	0.17		0.21		0.21		0.15		0.09	(B)
Net realized and unrealized gain (loss)	0.99		1.61		(0.76)		1.02		0.46

Total investment operations	1.16		1.82		(0.55)		1.17		0.55

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.01)		(0.40)		(0.16)		(0.05)
Net realized gains	(0.85)		—		(0.76)		(0.38)		—

Total dividends and/or distributions to shareholders	(1.03)		(0.01)		(1.16)		(0.54)		(0.05)

Net asset value, end of year	$12.31		$12.18		$10.37		$12.08		$11.45

Total return	9.89%		17.57%		(5.15)%		10.39%		4.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$306,221		$284,650		$260,628		$310,048		$300,011
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12	%(C)	1.17	%(C)	1.22	%(C)	1.20	%(C)	1.13%
Including waiver and/or reimbursement and recapture	1.12	%(C)	1.17	%(C)	1.22	%(C)	1.20	%(C)	1.13	%(B)
Net investment income (loss) to average net assets	1.36%		1.86%		1.85%		1.28%		0.83	%(B)
Portfolio turnover rate (D)	65%		64%		40%		43%		58%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes interest fee on sale-buyback transactions.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, reverse repurchase agreements, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2020. Open funded loan participations and assignments at December 31, 2020, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2020, the Portfolio earned price drop fee income of $642,656. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2020, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,026,973	$—	$—	$—	$1,026,973
Total Securities Lending Transactions	$1,026,973	$—	$—	$—	$1,026,973
Reverse Repurchase Agreements
U.S. Government Obligations	$3,769,403	$72,709,403	$—	$—	$76,478,806
Total Reverse Repurchase Agreements	$3,769,403	$72,709,403	$—	$—	$76,478,806
Total Borrowings	$4,796,376	$72,709,403	$—	$—	$77,505,779

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2020, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$3,339,760	$—	$—	$3,339,760
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	27,784	—	—	—	—	27,784
OTC swaps:
OTC swap agreements, at value	—	—	—	32,719	—	32,719
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	1,202,580	—	1,803,213	—	—	3,005,793
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	99,251	—	—	—	99,251
Total	$1,230,364	$99,251	$5,142,973	$32,719	$—	$6,505,307

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$—	$—	$—	$(240)	$—	$(240)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(7,864)	—	—	(212,832)	—	(220,696)
OTC swaps:
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(86,427)	—	—	—	—	(86,427)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(58,082)	—	—	—	(58,082)
Total	$(94,291)	$(58,082)	$—	$(213,072)	$—	$(365,445)

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$2,501,632	$—	$—	$2,501,632
Written options and swaptions	26,481	—	—	38,065	—	64,546
Swap agreements	(1,813,604)	—	(1,986,741)	(98,562)	—	(3,898,907)
Futures contracts	(3,510,887)	—	8,684,907	—	—	5,174,020
Forward foreign currency contracts	—	(25,351)	—	—	—	(25,351)
Total	$(5,298,010)	$(25,351)	$9,199,798	$(60,497)	$—	$3,815,940

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(246,781)	$—	$—	$(246,781)
Written options and swaptions	—	—	—	2,810	—	2,810
Swap agreements	481,958	—	(442,155)	93,391	—	133,194
Futures contracts	309,342	—	(522,028)	—	—	(212,686)
Forward foreign currency contracts	—	26,795	—	—	—	26,795
Total	$791,300	$26,795	$(1,210,964)	$96,201	$—	$(296,668)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$2,126,189
Average notional value of swaption contracts purchased	—
Average value of option contracts written	(11,356)
Average notional value of swaption contracts written	(6,276,923)
Credit default swaps:
Average notional value – buy protection	13,500,000
Average notional value – sell protection	2,876,895
Interest rate swaps:
Average notional value – pays fixed rate	14,700,000
Average notional value – receives fixed rate	4,411,706
Total return swaps:
Average notional value – long	5,687,856
Futures contracts:
Average notional value of contracts – long	98,649,602
Average notional value of contracts – short	(78,129,231)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	5,182,262
Average contract amounts sold – in USD	7,372,828

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Citibank, N.A.	$6,011	$—	$—	$6,011	$—	$—	$—	$—
Deutsche Bank AG	—	—	—	—	240	—	—	240
Goldman Sachs Bank	17,801	—	—	17,801	—	—	—	—
Goldman Sachs International	32,719	—	—	32,719	—	—	—	—
HSBC Bank USA	75,439	(58,082)	—	17,357	58,082	(58,082)	—	—
Other Derivatives (C)	6,373,337	—	—	6,373,337	307,123	—	—	307,123

Total	$6,505,307	$(58,082)	$—	$6,447,225	$365,445	$(58,082)	$—	$307,363

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78
Over $1.5 billion	0.75

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2021
Service Class	1.17	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding and short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 48,233,256	$ 126,971,297	$ 44,584,938	$ 136,463,207

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, swaps, straddle loss deferrals, defaulted bond income accruals, income written off, premium amortization accruals, TIPS deflation income adjustment and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 401,460,779	$ 15,420,169	$ (1,479,803)	$ 13,940,366

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,410,606	$ 6,204,635	$ —	$ 301,294	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 21,910,032	$ 3,502,574	$ —	$ —	$ (6,792,141)	$ 13,949,979

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $6,204,635 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2020 introduced unforeseen economic risks, particularly heightened by COVID-19-related fears, which sparked a severe sell-off across global markets. Equity markets entered bear territory at a record-setting pace, spreads widened drastically, sovereign yields plummeted, and the U.S. dollar surged. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. In addition, fiscal authorities also enacted large-scale stimulus packages to help support households and businesses as COVID-19 took its toll on global economies, including rising unemployment.

Risk assets broadly gained in the second quarter as financial markets began a slow recovery supported by an easing in lockdown measures, increased fiscal and monetary policy support, and policymakers’ commitment to supportive policy stances. Congress discussed a “Phase 4” stimulus bill while the U.S. Federal Reserve (the “Fed”) strengthened its lending program and re-emphasized its plan to keep rates near zero for the near future. Global equities gained in the second quarter, with the S&P 500® posting its best quarter since 1998, while oil prices rose, credit spreads tightened, and the U.S. dollar weakened.

During the third quarter, the recovery appeared well underway as economic activity rebounded sharply amid ongoing global policy support and heightened optimism around a potential vaccine. On the U.S. policy front, the Fed announced a shift in its inflation framework, which would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. Risk appetites were robust for most of the quarter, with the S&P 500® reaching new highs, though concerns regarding the trajectory of the virus and the likelihood of U.S. stimulus contributed to some reversal toward the end of the third quarter. Global equities ended the third quarter higher, credit spreads tightened, and the U.S. dollar weakened relative to its peers.

The market rally resumed during the fourth quarter, bolstered by optimism about a COVID-19 vaccine rollout, the finalization of a Brexit deal, and the announcement of an investment agreement between China and the EU. U.S. equity markets looked past weak retail sales, rising jobless claims, and surging COVID-19 cases with the Dow Jones Industrial Average, Russell 2000 Index, and S&P 500® Index reaching record highs, supported by the passage of additional fiscal stimulus and news of continued asset purchases by the Fed. Global equities ended higher, credit spreads tighter, and the U.S. dollar weaker, whereas developed market rates remained generally range-bound.

PERFORMANCE

For the year ended December 31, 2020, Transamerica PIMCO Tactical – Growth VP, Initial Class returned 9.26%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Growth VP Blended Benchmark, returned 18.40% and 15.28%, respectively.

STRATEGY REVIEW

During 2020’s volatile market environment, the Portfolio dynamically adjusted its equity exposure to manage the Portfolio’s volatility. Although the Portfolio entered the year near max equity exposure, the Portfolio quickly de-risked in the first quarter in response to the uptick in volatility driven by threats to growth posed by the global response to the COVID-19 virus. The Portfolio began to increase equity exposure in response to stabilizing sentiment in the second quarter, but remained underweight equity exposure for the remainder of the year as fears persisted about vulnerabilities related to the path of the COVID-19 virus and recovery, prompting the VIX Index to stay elevated. While maintaining an underweight equity position for much of the market rally detracted from relative performance, downside risk-mitigation strategies, obtained via S&P 500® put option contracts, partially offset relative losses. Consistent with managing downside risk, the S&P 500® put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, and options, added to performance. An overweight duration profile at the beginning of the year and moving underweight duration towards the end of the year drove overall performance, as rates fluctuated over the period. Outside the U.S., exposure to Italy added to performance, but was partially offset by short positions in the U.K. and Japan, facilitated by interest rate swaps. Within a diversified set of spread sectors, exposure to non-Agency mortgage-backed securities and an allocation to high-yield corporate credit, which was partially facilitated through the use of credit default swaps, contributed to performance as corporate spreads tightened. An allocation to Treasury Inflation-Protected Securities (“TIPS”), in lieu of nominal Treasurys, modestly detracted from performance, particularly in the first quarter when inflation expectations fell on the back of risk-off sentiment and an uncertain market outlook.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	64.0%
Corporate Debt Securities	15.9
U.S. Government Obligations	14.6
U.S. Government Agency Obligations	9.7
Repurchase Agreement	2.2
Foreign Government Obligations	1.9
Exchange-Traded Options Purchased	1.9
Asset-Backed Securities	1.8
Mortgage-Backed Securities	1.8
Other Investment Company	1.1
Municipal Government Obligations	0.7
Loan Assignments	0.1
U.S. Government Agency Obligation Sold Short	(0.8)
Net Other Assets (Liabilities) ^	(14.9)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	4.01
Duration †	2.85

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.26%	8.33%	4.90%	05/01/2009
S&P 500® (A)	18.40%	15.22%	13.88%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	15.28%	11.50%	10.14%
Service Class	9.09%	8.07%	4.64%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500®, 24% Bloomberg Barclays US Government/Credit Index, 15% MSCI EAFE Index, 6% Bloomberg Barclays Long Government/Credit Index and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,097.80	$4.64	$1,020.70	$4.47	0.88%
Service Class	1,000.00	1,097.10	5.96	1,019.50	5.74	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 1.8%
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 1.31% (A), 05/15/2037 (B)	$300,000	$298,964
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 1.31% (A), 04/25/2026 (B)	25,785	25,788
Crown Point CLO 5, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 1.16% (A), 07/17/2028 (B)	355,804	354,747
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 1.14% (A), 10/15/2027 (B)	420,708	419,953
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.81% (A), 07/25/2035	112,303	112,004
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 1.03% (A), 03/25/2035	30,276	30,284
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 1.08% (A), 01/16/2026 (B)	90,815	90,600
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	700,000	705,646
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.21% (A), 06/25/2035	200,000	198,267
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 1.32% (A), 10/22/2025 (B)	54,505	54,447
Home Equity Asset Trust Series 2005-4, Class M6, 1-Month LIBOR + 1.08%, 1.23% (A), 10/25/2035	200,000	194,254
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.41% (A), 06/25/2037	325,215	321,895
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	248,185	250,514
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.29% (A), 05/15/2036 (B)	300,000	295,473
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 1.14% (A), 04/15/2028 (B)	504,726	502,596

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 0.97% (A), 10/25/2034	$ 144,583	$ 142,669
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 1.04% (A), 10/15/2026 (B)	98,291	97,998
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.85% (A), 12/26/2031 (B)	21,618	21,686
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 1.12% (A), 11/15/2026 (B)	160,797	160,731
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.10% (A), 11/25/2065 (B)	137,723	137,890
Pretium Mortgage Credit Partners I LLC Series 2020-RPL2, Class A1, 3.18% (A), 06/27/2069 (B)	1,292,518	1,297,293
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.37% (A), 02/25/2037	100,000	93,523
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.68%, 0.82% (A), 11/25/2037	100,000	96,746
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.61% (A), 02/17/2032 (B)	289,101	293,512
Towd Point Mortgage Trust
Series 2019-HY2, Class A1,
1-Month LIBOR + 1.00%, 1.15% (A), 05/25/2058 (B)	107,087	107,792
Series 2019-SJ3, Class A1,
3.00% (A), 11/25/2059 (B)	61,046	61,720
Venture XIV CLO, Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.25% (A), 08/28/2029 (B)	500,000	497,994
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 1.39% (A), 04/15/2028 (B)	244,017	243,363

Total Asset-Backed Securities (Cost $7,082,164)		7,108,349

CORPORATE DEBT SECURITIES - 15.9%
Aerospace & Defense - 0.1%
Huntington Ingalls Industries, Inc. 4.20%, 05/01/2030	100,000	118,463
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	100,000	105,117
3.95%, 06/15/2023	100,000	98,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
Textron, Inc. 2.45%, 03/15/2031	$ 100,000	$ 102,955

		424,535

Airlines - 0.5%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	164,371	160,888
3.25%, 04/15/2030	82,158	74,424
3.50%, 08/15/2033	86,871	75,917
4.00%, 01/15/2027	54,475	46,147
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B)	173,632	177,774
JetBlue Pass-Through Trust 4.00%, 05/15/2034	100,000	107,935
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	583,789	532,841
Southwest Airlines Co. 5.13%, 06/15/2027	200,000	237,923
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	70,809	67,310
United Airlines Pass-Through Trust
2.88%, 04/07/2030	252,424	253,618
3.10%, 01/07/2030 - 04/07/2030	336,594	322,841
5.88%, 04/15/2029	100,000	108,021

		2,165,639

Automobiles - 0.1%
Nissan Motor Co., Ltd. 4.35%, 09/17/2027 (B)	200,000	220,906

Banks - 3.0%
AIB Group PLC 4.75%, 10/12/2023 (B)	200,000	219,990
Banco Bilbao Vizcaya Argentaria SA 1.13%, 09/18/2025	200,000	201,445
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	1,440,000	1,626,543
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	300,000	328,311
Barclays PLC
Fixed until 12/10/2023, 1.01% (A), 12/10/2024	200,000	201,418
3.65%, 03/16/2025	300,000	330,041
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	400,000	444,572
Citigroup, Inc. 4.40%, 06/10/2025	750,000	857,480
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	800,000	809,101
HSBC Holdings PLC
3-Month LIBOR + 1.38%, 1.60% (A), 09/12/2026	200,000	203,302
Fixed until 12/17/2030 (C), 4.60% (A)	200,000	203,524
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	238,029
4.55%, 08/16/2028	600,000	723,539
Mitsubishi UFJ Financial Group, Inc.
3-Month LIBOR + 0.86%, 1.07% (A), 07/26/2023	200,000	202,170

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (continued)
3-Month LIBOR + 1.88%, 2.11% (A), 03/01/2021	$ 329,000	$ 329,909
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 1.22% (A), 09/11/2024	200,000	202,697
Natwest Group PLC
3.88%, 09/12/2023	300,000	325,511
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	300,000	360,524
Fixed until 08/15/2021 (C), 8.63% (A)	300,000	311,373
Santander Holdings USA, Inc. 3.45%, 06/02/2025	400,000	436,842
Santander UK Group Holdings PLC 3.13%, 01/08/2021	60,000	60,013
Societe Generale SA Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	200,000	201,767
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (C) (D)	EUR 210,098	339,441
Sumitomo Mitsui Financial Group, Inc.
2.13%, 07/08/2030	$ 400,000	416,919
2.14%, 09/23/2030	200,000	200,816
Sumitomo Mitsui Trust Bank, Ltd. 0.80%, 09/12/2023 (B)	200,000	201,810
SVB Financial Group 3.13%, 06/05/2030	200,000	225,188
Truist Financial Corp. Fixed until 03/01/2030 (C), 5.10% (A)	400,000	457,004
UniCredit SpA Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	350,000	357,229
Wells Fargo & Co.
Fixed until 02/11/2025, 2.16% (A), 02/11/2026, MTN	500,000	525,771
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	200,000	221,791

		11,764,070

Beverages - 0.1%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	100,000	111,635
4.70%, 05/15/2028 (B)	100,000	118,630
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	200,000	209,237

		439,502

Biotechnology - 0.1%
AbbVie, Inc. 2.60%, 11/21/2024	190,000	203,641
Amgen, Inc. 4.40%, 05/01/2045	200,000	256,693

		460,334

Building Products - 0.2%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	300,000	334,533
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	250,000	282,860

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	$ 200,000	$ 213,946

		831,339

Capital Markets - 0.7%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	200,000	213,752
Brighthouse Holdings LLC 6.50% (E), 07/27/2037 (B) (C)	100,000	100,509
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	300,000	313,516
4.28%, 01/09/2028 (B)	300,000	346,684
Deutsche Bank AG
3-Month LIBOR + 1.29%, 1.51% (A), 02/04/2021	300,000	300,164
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	200,000	218,568
4.25%, 10/14/2021	100,000	102,543
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.75%, 1.97% (A), 10/28/2027, MTN	300,000	315,327
Lazard Group LLC 3.75%, 02/13/2025	19,000	21,100
Nomura Holdings, Inc. 2.65%, 01/16/2025	200,000	213,594
UBS Group AG 4.13%, 09/24/2025 (B)	400,000	458,023

		2,603,780

Chemicals - 0.2%
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	318,450
Syngenta Finance NV
3.13%, 03/28/2022	70,000	71,228
5.18%, 04/24/2028 (B)	200,000	214,434
Yara International ASA 3.15%, 06/04/2030 (B)	200,000	216,556

		820,668

Commercial Services & Supplies - 0.1%
RELX Capital, Inc. 4.00%, 03/18/2029	200,000	237,420

Communications Equipment - 0.1%
Motorola Solutions, Inc. 2.30%, 11/15/2030	200,000	203,866

Construction & Engineering - 0.0% (F)
SBA Tower Trust 1.88%, 07/15/2050 (B)	100,000	102,922

Consumer Finance - 0.2%
Ally Financial, Inc. 4.63%, 03/30/2025	100,000	113,982
Discover Financial Services 4.50%, 01/30/2026	100,000	115,533
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	170,000	172,879
OneMain Finance Corp. 8.88%, 06/01/2025	200,000	226,250
Volkswagen Group of America Finance LLC 4.00%, 11/12/2021 (B)	200,000	206,105

		834,749

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 0.1%
Bemis Co., Inc. 2.63%, 06/19/2030 (G)	$ 200,000	$ 216,589
Berry Global, Inc. 4.88%, 07/15/2026 (B)	200,000	214,838

		431,427

Diversified Consumer Services - 0.1%
Nationwide Building Society 3.90%, 07/21/2025 (B)	300,000	337,975
Yale University 1.48%, 04/15/2030	100,000	102,643

		440,618

Diversified Financial Services - 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025	700,000	779,714
Aircastle, Ltd. 5.50%, 02/15/2022	100,000	104,150
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	100,000	106,000
GE Capital Funding LLC 4.40%, 05/15/2030 (B)	400,000	471,531
Helios Leasing I LLC 1.56%, 09/28/2024	33,397	34,182
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	200,000	211,332
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	300,000	308,998
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	200,000	211,500
Tagua Leasing LLC 1.58%, 11/16/2024	35,619	36,347
United Shore Financial Services LLC 5.50%, 11/15/2025 (B)	100,000	105,500

		2,369,254

Diversified Telecommunication Services - 0.2%
AT&T, Inc.
3.65%, 06/01/2051	200,000	209,419
4.35%, 03/01/2029	150,000	178,899
Bell Canada 4.30%, 07/29/2049	100,000	130,955
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	200,000	222,104

		741,377

Electric Utilities - 1.7%
AEP Texas, Inc. 3.95%, 06/01/2028	300,000	350,915
Arizona Public Service Co. 2.65%, 09/15/2050	100,000	103,805
Avangrid, Inc. 3.80%, 06/01/2029	300,000	344,069
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	200,000	212,252
DTE Electric Co. 3.70%, 06/01/2046	600,000	730,687
Duquesne Light Holdings, Inc. 2.53%, 10/01/2030 (B)	100,000	103,438

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Edison International 3.55%, 11/15/2024	$ 100,000	$ 107,671
Enel Finance International NV 2.65%, 09/10/2024 (B)	400,000	426,565
Entergy Mississippi LLC 2.85%, 06/01/2028	700,000	772,909
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	200,000	217,995
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	200,000	201,034
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	100,000	122,546
Pacific Gas & Electric Co.
3.45%, 07/01/2025	250,000	271,044
3.50%, 06/15/2025 (H) (I)	110,000	119,012
3.75%, 07/01/2028 - 08/15/2042	450,000	474,491
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	400,000	437,180
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.38%, 02/05/2050 (B)	200,000	215,000
Southern California Edison Co.
3.90%, 03/15/2043	100,000	112,944
4.00%, 04/01/2047	300,000	352,380
4.65%, 10/01/2043	300,000	371,743
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	585,245

		6,632,925

Electronic Equipment, Instruments & Components - 0.1%
Flex, Ltd.
4.75%, 06/15/2025	100,000	113,503
4.88%, 06/15/2029	100,000	118,119

		231,622

Energy Equipment & Services - 0.1%
Hanwha Energy USA Holdings Corp. 2.38%, 07/30/2022 (B)	200,000	205,583
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (D)	24,004	22,924

		228,507

Entertainment - 0.1%
Activision Blizzard, Inc. 2.50%, 09/15/2050	100,000	97,740
Walt Disney Co.
2.00%, 09/01/2029	200,000	209,032
2.65%, 01/13/2031 (G)	200,000	219,262

		526,034

Equity Real Estate Investment Trusts - 1.8%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	114,937
4.30%, 01/15/2026	550,000	639,461
4.50%, 07/30/2029	200,000	244,141
American Campus Communities Operating Partnership, LP 2.85%, 02/01/2030	200,000	209,394
American Tower Corp.
2.10%, 06/15/2030	100,000	102,641
3.38%, 10/15/2026	400,000	449,341

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
American Tower Corp. (continued)
4.00%, 06/01/2025	$ 760,000	$ 858,335
4.40%, 02/15/2026	400,000	463,118
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 1.26% (A), 02/01/2022	400,000	399,573
Crown Castle International Corp.
4.45%, 02/15/2026	120,000	138,854
5.25%, 01/15/2023	600,000	656,552
Essex Portfolio, LP 4.00%, 03/01/2029	300,000	350,089
Kilroy Realty, LP 4.38%, 10/01/2025	350,000	392,617
Mid-America Apartments, LP 4.00%, 11/15/2025	350,000	396,256
National Retail Properties, Inc. 4.80%, 10/15/2048	300,000	365,973
Sabra Health Care, LP 4.80%, 06/01/2024	300,000	321,805
STORE Capital Corp. 2.75%, 11/18/2030	200,000	203,396
UDR, Inc. 3.00%, 08/15/2031	100,000	110,303
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	300,000	345,302
WP Carey, Inc. 4.60%, 04/01/2024	300,000	332,967

		7,095,055

Food Products - 0.0% (F)
Kraft Heinz Foods Co. 3.95%, 07/15/2025 (G)	63,000	69,380

Gas Utilities - 0.3%
Eastern Energy Gas Holdings LLC 2.50%, 11/15/2024	200,000	213,971
Piedmont Natural Gas Co., Inc. 3.50%, 06/01/2029	600,000	688,764
Southern California Gas Co.
3-Month LIBOR + 0.35%, 0.57% (A), 09/14/2023	100,000	100,020
4.13%, 06/01/2048	300,000	381,799

		1,384,554

Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 3.38%, 05/15/2022	185,000	192,683
Stryker Corp. 1.95%, 06/15/2030	200,000	205,792
Zimmer Biomet Holdings, Inc. 3.15%, 04/01/2022	20,000	20,568

		419,043

Health Care Providers & Services - 0.5%
Adventist Health System 2.43%, 09/01/2024	160,000	165,875
AHS Hospital Corp. 5.02%, 07/01/2045	200,000	278,236
CHRISTUS Health 4.34%, 07/01/2028	200,000	237,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
CVS Health Corp. 5.05%, 03/25/2048	$ 300,000	$ 406,584
Fresenius Medical Care US Finance III, Inc. 2.38%, 02/16/2031 (B)	200,000	203,270
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	135,250
HCA, Inc. 4.13%, 06/15/2029	100,000	116,008
Memorial Sloan-Kettering Cancer Center 2.96%, 01/01/2050	100,000	106,408
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	229,278

		1,878,043

Hotels, Restaurants & Leisure - 0.2%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	100,000	108,626
5.38%, 04/15/2026	60,000	68,860
Hyatt Hotels Corp. 3-Month LIBOR + 3.00%, 3.23% (A), 09/01/2022	200,000	202,269
McDonald’s Corp. 3.80%, 04/01/2028, MTN	300,000	350,683

		730,438

Industrial Conglomerates - 0.1%
General Electric Co. 5.55%, 01/05/2026, MTN	200,000	242,128

Insurance - 0.4%
AIA Group, Ltd. 3.20%, 09/16/2040 (B) (G)	200,000	209,676
Fidelity National Financial, Inc. 3.40%, 06/15/2030	200,000	219,634
First American Financial Corp. 4.60%, 11/15/2024	10,000	11,084
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	100,000	134,371
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	600,000	681,000
Protective Life Global Funding 1.74%, 09/21/2030 (B)	200,000	201,001
Reliance Standard Life Global Funding II 2.75%, 01/21/2027 (B)	200,000	210,151
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	125,122

		1,792,039

Interactive Media & Services - 0.1%
Alphabet, Inc. 1.90%, 08/15/2040	100,000	98,146
Tencent Holdings, Ltd. 3.98%, 04/11/2029 (B)	100,000	113,938

		212,084

Internet & Direct Marketing Retail - 0.0% (F)
Expedia Group, Inc. 6.25%, 05/01/2025 (B)	100,000	115,910

Machinery - 0.1%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	400,000	437,750

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	$ 200,000	$ 223,145

Media - 0.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	400,000	431,600
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	300,000	346,118
4.80%, 03/01/2050	200,000	238,880
Comcast Corp.
4.40%, 08/15/2035	10,000	12,798
4.75%, 03/01/2044	700,000	959,319
Cox Communications, Inc. 4.60%, 08/15/2047 (B)	10,000	12,932
Discovery Communications LLC 4.00%, 09/15/2055 (B)	243,000	271,990

		2,273,637

Multi-Utilities - 0.1%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (C), 6.13% (A)	100,000	104,750
San Diego Gas & Electric Co. 1.70%, 10/01/2030	100,000	101,143

		205,893

Oil, Gas & Consumable Fuels - 1.6%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	200,000	227,244
Boardwalk Pipelines, LP 3.40%, 02/15/2031	200,000	208,686
Concho Resources, Inc. 2.40%, 02/15/2031	200,000	209,325
Diamondback Energy, Inc. 2.88%, 12/01/2024	170,000	178,696
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (D)	200,000	209,022
Energy Transfer Operating, LP
4.75%, 01/15/2026	400,000	452,597
7.50%, 07/01/2038	50,000	66,466
Eni SpA 4.75%, 09/12/2028 (B)	200,000	242,332
Enterprise Products Operating LLC 3.20%, 02/15/2052	400,000	406,699
Kinder Morgan, Inc. 7.75%, 01/15/2032, MTN	100,000	144,569
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	200,000	205,000
MPLX, LP 1.75%, 03/01/2026	200,000	206,981
NGPL PipeCo LLC 4.88%, 08/15/2027 (B)	200,000	226,591
ONEOK, Inc. 4.35%, 03/15/2029	400,000	453,640
Pertamina Persero PT 4.18%, 01/21/2050 (B)	200,000	215,392
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	200,000	203,633
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	600,000	685,976

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B) (G)	$ 200,000	$ 204,945
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B)	500,000	558,793
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	130,356
Valero Energy Corp. 4.00%, 04/01/2029 (G)	400,000	450,004
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	10,000	10,781
3.70%, 03/15/2028 (B)	300,000	319,686

		6,217,414

Pharmaceuticals - 0.3%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	600,000	729,244
Royalty Pharma PLC 0.75%, 09/02/2023 (B)	300,000	301,434
Zoetis, Inc. 3.90%, 08/20/2028	200,000	235,622

		1,266,300

Professional Services - 0.1%
Block Financial LLC 3.88%, 08/15/2030	200,000	216,056
IHS Markit, Ltd. 4.75%, 08/01/2028	200,000	246,306

		462,362

Road & Rail - 0.1%
Avolon Holdings Funding, Ltd. 2.88%, 02/15/2025 (B)	100,000	101,967
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	200,000	209,022
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (B)	100,000	109,063
Union Pacific Corp. 4.10%, 09/15/2067	100,000	125,728

		545,780

Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc.
4.30%, 11/15/2032	300,000	355,647
5.00%, 04/15/2030	100,000	121,561
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	80,000	86,573

		563,781

Software - 0.4%
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	100,000	105,250
Infor, Inc. 1.75%, 07/15/2025 (B)	200,000	207,748
Microsoft Corp.
2.53%, 06/01/2050	111,000	117,055
4.10%, 02/06/2037	189,000	248,051
Oracle Corp. 2.95%, 05/15/2025	760,000	834,678
VMware, Inc. 4.65%, 05/15/2027	200,000	234,031

		1,746,813

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.2%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	$ 400,000	$ 591,552
Seagate HDD Cayman 4.13%, 01/15/2031 (B)	200,000	213,250

		804,802

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037	100,000	112,332
Imperial Brands Finance PLC 3.13%, 07/26/2024 (B)	400,000	428,379

		540,711

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B) (G)	200,000	211,933

Transportation Infrastructure - 0.0% (F)
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B) (G)	10,000	10,788
3.90%, 03/22/2023 (B)	100,000	106,300

		117,088

Wireless Telecommunication Services - 0.1%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 5.15%, 09/20/2029 (B)	200,000	231,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029 (B)	200,000	216,618
T-Mobile USA, Inc. 2.55%, 02/15/2031 (B)	100,000	105,007

		553,125

Total Corporate Debt Securities (Cost $57,138,741)		62,820,702

FOREIGN GOVERNMENT OBLIGATIONS - 1.9%
Canada - 0.2%
Province of Quebec 2.50%, 04/20/2026	600,000	658,953

Dominican Republic - 0.1%
Dominican Republic International Bond 4.88%, 09/23/2032 (B)	200,000	221,502

Indonesia - 0.1%
Indonesia Government International Bond 4.45%, 02/11/2024	500,000	553,527

Israel - 0.1%
Israel Government International Bond 3.88%, 07/03/2050	200,000	240,039
State of Israel 3.38%, 01/15/2050	200,000	221,104

		461,143

Japan - 0.7%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	2,000,000	2,041,735
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	900,000	905,512

		2,947,247

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru - 0.1%
Peru Government International Bond
5.94%, 02/12/2029 (B)	PEN 600,000	$ 206,914
5.94%, 02/12/2029 (D)	700,000	241,399
8.20%, 08/12/2026 (B)	400,000	149,994

		598,307

Qatar - 0.5%
Qatar Government International Bond
2.38%, 06/02/2021 (D)	$1,600,000	1,612,800
4.50%, 01/20/2022 (D)	200,000	208,620

		1,821,420

Saudi Arabia - 0.1%
Saudi Government International Bond 4.50%, 04/22/2060, MTN (D)	200,000	250,790

Total Foreign Government Obligations (Cost $7,278,980)		7,512,889

LOAN ASSIGNMENTS - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (J) (K) (L)	376,474	370,897

IT Services - 0.0% (F)
Virtusa Corp. Term Loan B, TBD, 12/01/2027 (M) (N)	100,000	99,583

Total Loan Assignments (Cost $469,959)		470,480

MORTGAGE-BACKED SECURITIES - 1.8%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	167,412	168,164
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.21% (A), 04/15/2036 (B)	300,000	292,110
Bancorp Commercial Mortgage Trust Series 2019-CRE6, Class A, 1-Month LIBOR + 1.05%, 1.21% (A), 09/15/2036 (B)	72,404	72,221
Bear Stearns Alt-A Trust Series 2005-7, Class 22A1, 3.15% (A), 09/25/2035	104,192	81,569
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.43% (A), 05/25/2037	191,331	179,395
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	300,000	334,106
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 3.22% (A), 11/25/2034	35,663	37,242

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates Series 2019-RPL4, Class A1, 3.49%, 08/26/2058 (B)	$ 176,515	$ 177,013
CSMC Trust Series 2019-RPL9, Class A1, 3.04% (A), 10/27/2059 (B)	94,442	95,373
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	600,000	648,113
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.20% (A), 12/10/2044 (D)	GBP 37,380	50,710
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.44% (A), 07/19/2035	$25,825	21,651
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	400,000	427,055
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	275,623	300,020
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	102,026	105,142
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.83% (A), 04/25/2028	87,480	86,455
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	157,879	163,934
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	550,106
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.97% (A), 12/15/2048	682,785	10,157
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.67% (A), 05/25/2035	18,794	18,619
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	400,000	437,255
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	341,131	358,603
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	176,877	185,859
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.21% (A), 06/10/2043 (D)	GBP 103,453	140,791

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Funding Series 2019-GR4A, Class A1, 3-Month LIBOR + 1.03%, 1.07% (A), 10/20/2051 (B)	GBP 508,897	$ 697,914
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 161,745	170,731
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.24% (A), 06/10/2059 (D)	GBP 188,355	247,196
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.79% (A), 06/10/2059 (D)	40,552	50,285
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.39% (A), 06/10/2059 (D)	48,276	62,089
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.59% (A), 06/10/2059 (D)	37,977	47,452
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR4, Class A5,
3.57% (A), 04/25/2035	$20,283	20,484
Series 2006-AR9, Class 2A,
1-COFI + 1.50%, 2.00% (A), 08/25/2046	256,491	243,983
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	500,000	555,903

Total Mortgage-Backed Securities (Cost $6,748,965)		7,037,700

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	100,000	156,075
California Infrastructure & Economic Development Bank, Revenue Bonds, Fixed until 07/01/2021, 0.45% (A), 01/01/2050 (B)	200,000	200,186
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	100,000	165,280
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	150,000	249,141
University of California, Revenue Bonds, 1.61%, 05/15/2030	100,000	101,052

		871,734

Florida - 0.2%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	226,738

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
State Board of Administration Finance Corp., Revenue Bonds, Series A, 1.26%, 07/01/2025	$ 400,000	$ 409,164

		635,902

Maryland - 0.0% (F)
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	100,000	113,111

New Jersey - 0.0% (F)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	100,000	103,855

New York - 0.2%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-4, 2.01%, 05/01/2025	200,000	210,702
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	200,000	205,496
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	300,000	399,102

		815,300

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	200,000	252,870

Utah - 0.0% (F)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.90% (A), 12/26/2031	36,608	36,465

Wisconsin - 0.0% (F)
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	100,000	106,652

Total Municipal Government Obligations (Cost $2,650,229)		2,935,889

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%
Federal Home Loan Mortgage Corp.
0.25%, 08/24/2023	4,600,000	4,609,068
4.50%, 08/01/2048	426,012	477,073
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 0.82% (A), 02/25/2023	245,904	245,703
3.21% (A), 04/25/2028	600,000	672,323
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.50% (A), 01/15/2038	296,408	296,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
1-Month LIBOR + 0.40%, 0.56% (A), 02/15/2041 - 09/15/2045	$ 617,786	$ 622,634
3.50%, 01/15/2048	666,325	745,486
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 2.66% (A), 01/15/2038	296,408	17,872
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 5.73% (A), 09/15/2043	401,852	89,029
Federal National Mortgage Association
0.38%, 08/25/2025	400,000	399,912
0.75%, 10/08/2027	300,000	301,167
0.88%, 08/05/2030	1,700,000	1,668,360
3.50%, 06/01/2045 - 07/01/2049	367,334	389,585
3.79%, 01/01/2029	400,000	455,503
4.00%, 09/01/2050	4,671,862	4,972,677
4.50%, 03/01/2039 - 02/01/2041	148,956	167,168
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.70% (A), 02/25/2041	83,999	84,306
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	184,503	12,419
Government National Mortgage Association
1-Month LIBOR + 0.80%, 0.94% (A), 05/20/2066 - 06/20/2066	1,206,036	1,221,939
4.00%, TBA (M)	2,900,000	3,093,484
Uniform Mortgage-Backed Security
1.50%, TBA (M)	900,000	924,634
2.00%, TBA (M)	4,300,000	4,452,184
3.00%, TBA (M)	5,700,000	5,977,207
4.00%, TBA (M)	5,000,000	5,347,412
4.50%, TBA (M)	900,000	975,375

Total U.S. Government Agency Obligations (Cost $37,967,189)		38,218,719

U.S. GOVERNMENT OBLIGATIONS - 14.6%
U.S. Treasury - 14.1%
U.S. Treasury Bond
1.13%, 05/15/2040	880,000	835,450
1.38%, 11/15/2040	3,000,000	2,966,250
1.38%, 08/15/2050 (O)	3,900,000	3,652,594
2.00%, 02/15/2050 (O)	160,000	173,775
2.88%, 11/15/2046 (O)	1,200,000	1,533,141
3.00%, 02/15/2048 - 08/15/2048 (O)	1,670,000	2,193,986
3.13%, 11/15/2041 - 05/15/2048 (O)	2,310,000	3,056,320
4.25%, 05/15/2039 - 11/15/2040 (O)	4,950,000	7,393,650
4.38%, 05/15/2040 - 05/15/2041 (O)	2,010,000	3,079,583
4.50%, 08/15/2039 (O)	9,860,000	15,085,800
U.S. Treasury Bond, Principal Only STRIPS Zero Coupon, 05/15/2050	2,100,000	1,275,899
U.S. Treasury Note
1.63%, 08/15/2029 (G)	200,000	213,953
1.75%, 12/31/2026 (G)	100,000	107,465
1.88%, 03/31/2022 (G) (O)	7,100,000	7,255,312

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.00%, 06/30/2024	$ 300,000	$ 318,762
2.00%, 11/15/2026 (G) (O)	1,100,000	1,197,238
2.13%, 03/31/2024	500,000	531,230
2.25%, 02/15/2027 (O)	4,250,000	4,697,744
2.38%, 05/15/2029 (O)	200,000	226,031

		55,794,183

U.S. Treasury Inflation-Protected Securities - 0.5%
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	321,204	327,942
0.50%, 01/15/2028 (O)	1,256,188	1,424,268

		1,752,210

Total U.S. Government Obligations (Cost $52,127,985)		57,546,393

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 64.0%
U.S. Cash Management Bill
0.09% (P), 04/06/2021 (G)	3,300,000	3,299,342
0.09% (P), 04/13/2021	2,800,000	2,799,403
0.11% (P), 02/18/2021	10,800,000	10,799,123
U.S. Treasury Bill
0.08% (P), 01/28/2021 - 02/25/2021	28,500,000	28,497,363
0.09% (P), 02/25/2021	11,200,000	11,198,908
0.11% (P), 01/21/2021 - 04/01/2021 (Q)	11,100,000	11,098,337
0.11% (P), 02/04/2021 - 05/13/2021	99,000,000	98,987,611
0.12% (P), 01/14/2021 - 04/22/2021	26,300,000	26,298,238
0.12% (P), 01/07/2021 - 04/29/2021 (Q)	10,000,000	9,999,410
0.12% (P), 02/09/2021 (G)	50,000,000	49,997,750

Total Short-Term U.S. Government Obligations (Cost $252,959,834)		252,975,485

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (P)	4,197,848	4,197,848

Total Other Investment Company (Cost $4,197,848)		4,197,848

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 0.00% (P), dated 12/31/2020, to be repurchased at $8,738,952 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $8,913,828.	$ 8,738,952	8,738,952

Total Repurchase Agreement (Cost $8,738,952)		8,738,952

Total Investments Excluding Options Purchased (Cost $437,360,846)		449,563,406
Total Options Purchased - 1.9% (Cost $7,906,002)		7,430,200

Total Investments Before Securities Sold Short (Cost $445,266,848)		456,993,606

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
TBA SHORT COMMITMENT - (0.8)%
U.S. GOVERNMENT AGENCY OBLIGATION - (0.8)%
Government National Mortgage Association 4.00%, TBA (M)	$(2,900,000)	$(3,091,898)

Total TBA Short Commitment (Proceeds $(3,085,781))		(3,091,898)

Net Other Assets (Liabilities), Net of Securities Sold Short - (14.9)%		(58,731,556)

Net Assets - 100.0%		$395,170,152

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (13.4)% (R)
Bank of Nova Scotia, 0.18% (P), dated 11/10/2020, to be repurchased at $(9,129,267) on 01/11/2021. Collateralized by U.S. Government Obligations, 4.25% - 4.38%, due 05/15/2039 - 05/15/2041, and with a total value of $(9,115,455).	$(9,126,438)	$(9,128,811)
BofA Securities, Inc., 0.09% (P), dated 12/23/2020, to be repurchased at $(2,527,963) on 01/06/2021. Collateralized by a U.S. Government Obligation, 1.38%, due 08/15/2050, and with a value of $(2,543,374).	(2,527,875)	(2,527,932)
BofA Securities, Inc., 0.16% (P), dated 12/31/2020, to be repurchased at $(4,712,334) on 01/07/2021. Collateralized by a U.S. Government Obligation, 2.25%, due 02/15/2027, and with a value of $(4,734,859).	(4,712,187)	(4,712,368)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (R)

BofA Securities, Inc., 0.16% (P), dated 12/02/2020, to be repurchased at $(1,685,332) on 01/07/2021. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2041, and with a value of $(1,692,866).

	$ (1,685,062)	$ (1,685,127)
BofA Securities, Inc., 0.16% (P), dated 12/09/2020, to be repurchased at $(5,701,810) on 01/08/2021. Collateralized by U.S. Government Obligations, 1.38% - 3.13%, due 11/15/2040 - 05/15/2048, and with a total value of $(5,736,788).	(5,701,050)	(5,701,633)
Deutsche Bank Securities, Inc., 0.17% (P), dated 10/13/2020, to be repurchased at $(15,387,919) on 01/08/2021. Collateralized by a U.S. Government Obligation, 4.50%, due 08/15/2039, and with a value of $(15,256,474).	(15,381,600)	(15,387,410)
RBS Securities, Inc., 0.17% (P), dated 11/24/2020, to be repurchased at $(13,691,415) on 01/05/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2050, and with a value of $(13,521,353).	(13,688,700)	(13,691,156)

Total Reverse Repurchase Agreements	$(52,822,912)	$(52,834,437)

EXCHANGE-TRADED OPTIONS PURCHASED:
Description	Exercise Price	Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD 3,150.00	12/17/2021	USD	182,169,395	485	$ 7,906,002	$ 7,430,200

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 34	1.00%	Quarterly	12/20/2025	USD	200,000	$(4,755)	$(12,700)	$7,945
North America Investment Grade Index - Series 31	1.00	Quarterly	12/20/2023	USD	8,100,000	(127,699)	(49,879)	(77,820)

Total						$(132,454)	$(62,579)	$(69,875)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	200,000	$3,623	$2	$3,621
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	700,000	13,037	815	12,222
6-Month EUR-EURIBOR	Receive	1.00	Semi-Annually/Annually	06/16/2031	EUR	1,400,000	(3,551)	(3,134)	(417)

Total							$13,109	$(2,317)	$15,426

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	900,000	$ 10,912	$ (36,779)	$ 47,691
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	599,918	8,071	(33,903)	41,974

Total							$ 18,983	$ (70,682)	$ 89,665

									Value
OTC Swap Agreements, at value (Assets)									$ 18,983

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	98	03/22/2021	$13,520,308	$13,531,656	$11,348	$—
E-Mini Russell 2000® Index	212	03/19/2021	20,318,307	20,932,880	614,573	—
Euro-BTP Italy Government Bond	19	03/08/2021	3,515,076	3,528,358	13,282	—
MSCI EAFE Index	565	03/19/2021	59,265,319	60,195,100	929,781	—
S&P 500® E-Mini Index	787	03/19/2021	143,995,227	147,515,280	3,520,053	—

Total					$5,089,037	$—

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(58)	03/31/2021	$(7,303,391)	$(7,317,516)	$—	$(14,125)
10-Year U.S. Treasury Ultra Note	(26)	03/22/2021	(4,081,558)	(4,065,344)	16,214	—
30-Year U.S. Treasury Bond	(122)	03/22/2021	(21,399,387)	(21,128,875)	270,512	—
Euro OAT	(10)	03/08/2021	(2,039,778)	(2,050,662)	—	(10,884)
German Euro Bund	(21)	03/08/2021	(4,557,781)	(4,557,292)	489	—
U.K. Gilt	(11)	03/29/2021	(2,015,765)	(2,038,861)	—	(23,096)

Total					$287,215	$(48,105)

Total Futures Contracts					$5,376,252	$(48,105)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/08/2021	USD	114,860	GBP	86,000	$—	$(2,755)
BNP	02/01/2021	USD	115,382	DKK	715,000	—	(2,068)
CITI	02/10/2021	USD	556,420	PEN	2,002,388	3,116	—
CITI	03/17/2021	MXN	4,097,000	USD	187,576	16,511	—
GSB	02/16/2021	RUB	5,916,421	USD	77,596	2,031	—
GSB	03/10/2021	MXN	2,195,000	USD	101,128	8,303	—
HSBC	01/08/2021	USD	1,201,000	GBP	898,000	—	(27,123)
HSBC	01/08/2021	EUR	786,000	USD	941,766	18,670	—
HSBC	02/16/2021	RUB	10,500,197	USD	140,446	874	—
HSBC	02/19/2021	JPY	121,218,139	USD	1,154,947	19,679	—

Total						$69,184	$(31,946)

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$7,108,349	$—	$7,108,349
Corporate Debt Securities	—	62,820,702	—	62,820,702
Foreign Government Obligations	—	7,512,889	—	7,512,889
Loan Assignments	—	99,583	370,897	470,480
Mortgage-Backed Securities	—	7,037,700	—	7,037,700
Municipal Government Obligations	—	2,935,889	—	2,935,889
U.S. Government Agency Obligations	—	38,218,719	—	38,218,719
U.S. Government Obligations	—	57,546,393	—	57,546,393
Short-Term U.S. Government Obligations	—	252,975,485	—	252,975,485
Other Investment Company	4,197,848	—	—	4,197,848
Repurchase Agreement	—	8,738,952	—	8,738,952
Exchange-Traded Options Purchased	7,430,200	—	—	7,430,200

Total Investments	$11,628,048	$444,994,661	$370,897	$456,993,606

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$16,660	$—	$16,660
Over-the-Counter Credit Default Swap Agreements	—	18,983	—	18,983
Futures Contracts (X)	5,376,252	—	—	5,376,252
Forward Foreign Currency Contracts (X)	—	69,184	—	69,184

Total Other Financial Instruments	$5,376,252	$104,827	$—	$5,481,079

LIABILITIES
TBA Short Commitment
U.S. Government Agency Obligation	$—	$(3,091,898)	$—	$(3,091,898)

Total Securities Sold Short	$—	$(3,091,898)	$—	$(3,091,898)

Other Financial Instruments
Reverse Repurchase Agreements	$—	$(52,834,437)	$—	$(52,834,437)
Centrally Cleared Credit Default Swap Agreements	—	(132,454)	—	(132,454)
Centrally Cleared Interest Rate Swap Agreements	—	(3,551)	—	(3,551)
Futures Contracts (X)	(48,105)	—	—	(48,105)
Forward Foreign Currency Contracts (X)	—	(31,946)	—	(31,946)

Total Other Financial Instruments	$(48,105)	$(53,002,388)	$—	$(53,050,493)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $34,772,398, representing 8.8% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2020, the total value of Regulation S securities is $3,483,519, representing 0.9% of the Portfolio’s net assets.
(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2020; the maturity date disclosed is the ultimate maturity date.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $40,524,004, collateralized by cash collateral of $4,197,848 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $37,141,449. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2020, the value of this security is $119,012, representing less than 0.1% of the Portfolio’s net assets.
(I)	Non-income producing security.
(J)	Fixed rate loan commitment at December 31, 2020.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the total value of securities is $670,917, representing 0.2% of the Portfolio’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	All or a portion of the security represents an unsettled loan commitment at December 31, 2020 where the rate will be determined at time of settlement.
(O)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the year ended December 31, 2020 was $4,523,178 at a weighted average interest rate of 0.14%.
(P)	Rates disclosed reflect the yields at December 31, 2020.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $14,707,451.
(R)	The average amount of reverse repurchase agreements outstanding during the year ended December 31, 2020 was $71,356,158 at a weighted average interest rate of 0.61%.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CURRENCY ABBREVIATIONS (continued):

GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $436,527,896) (including securities loaned of $40,524,004)	$448,254,654
Repurchase agreement, at value (cost $8,738,952)	8,738,952
Cash	6,493
Cash collateral pledged at broker for:
Repurchase agreements	331,000
Centrally cleared swap agreements	233,000
Futures contracts	805,000
OTC swap agreements, at value	18,983
Foreign currency, at value (cost $222,309)	227,340
Receivables and other assets:
Investments sold	13,305,342
When-issued, delayed-delivery, forward and TBA commitments sold	51,508,147
Net income from securities lending	4,643
Shares of beneficial interest sold	17,392
Interest	1,020,130
Variation margin receivable on centrally cleared swap agreements	41,137
Variation margin receivable on futures contracts	623,967
Unrealized appreciation on forward foreign currency contracts	69,184

Total assets	525,205,364

Liabilities:
TBA short commitments, at value (proceeds $3,085,781)	3,091,898
Cash collateral received upon return of:
Securities on loan	4,197,848
Cash collateral at broker for:
TBA commitments	35,000
Reverse repurchase agreements, at value (face value $52,822,912)	52,834,437
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	69,208,037
Shares of beneficial interest redeemed	162,265
Investment management fees	271,755
Distribution and service fees	80,444
Transfer agent costs	603
Trustees, CCO and deferred compensation fees	1,640
Audit and tax fees	31,285
Custody fees	36,294
Legal fees	2,040
Printing and shareholder reports fees	41,750
Other accrued expenses	7,970
Unrealized depreciation on forward foreign currency contracts	31,946

Total liabilities	130,035,212

Net assets	$395,170,152

Net assets consist of:
Capital stock ($0.01 par value)	$333,299
Additional paid-in capital	360,484,783
Total distributable earnings (accumulated losses)	34,352,070

Net assets	$395,170,152

Net assets by class:
Initial Class	$13,221,143
Service Class	381,949,009

Shares outstanding:
Initial Class	1,091,449
Service Class	32,238,406

Net asset value and offering price per share:
Initial Class	$12.11
Service Class	11.85

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest income	$7,128,731
Net income from securities lending	19,484

Total investment income	7,148,215

Expenses:
Investment management fees	3,119,882
Distribution and service fees:
Service Class	923,909
Transfer agent costs	5,615
Trustees, CCO and deferred compensation fees	12,027
Audit and tax fees	44,708
Custody fees	111,352
Legal fees	24,449
Printing and shareholder reports fees	41,989
Interest expense on sale-buybacks	6,391
Other	22,617

Total expenses	4,312,939

Net investment income (loss)	2,835,276

Net realized gain (loss) on:
Investments	14,015,661
Written options and swaptions	31,561
Swap agreements	(9,670,800)
Futures contracts	23,993,047
Forward foreign currency contracts	(36,268)
Foreign currency transactions	12,998
TBA short commitments	17,311

Net realized gain (loss)	28,363,510

Net change in unrealized appreciation (depreciation) on:
Investments	3,491,997
Swap agreements	(1,423,213)
Futures contracts	(438,499)
Forward foreign currency contracts	24,059
Translation of assets and liabilities denominated in foreign currencies	5,086
TBA short commitments	(6,117)

Net change in unrealized appreciation (depreciation)	1,653,313

Net realized and change in unrealized gain (loss)	30,016,823

Net increase (decrease) in net assets resulting from operations	$32,852,099

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$2,835,276	$5,491,393
Net realized gain (loss)	28,363,510	41,743,880
Net change in unrealized appreciation (depreciation)	1,653,313	26,916,498

Net increase (decrease) in net assets resulting from operations	32,852,099	74,151,771

Dividends and/or distributions to shareholders:
Initial Class	(1,529,913)	—
Service Class	(45,033,455)	—

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(46,563,368)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	544,951	512,007
Service Class	8,987,735	4,019,835

	9,532,686	4,531,842

Dividends and/or distributions reinvested:
Initial Class	1,529,913	—
Service Class	45,033,455	—

	46,563,368	—

Cost of shares redeemed:
Initial Class	(1,452,437)	(1,595,212)
Service Class	(42,730,957)	(37,596,418)

	(44,183,394)	(39,191,630)

Net increase (decrease) in net assets resulting from capital share transactions	11,912,660	(34,659,788)

Net increase (decrease) in net assets	(1,798,609)	39,491,983

Net assets:
Beginning of year	396,968,761	357,476,778

End of year	$395,170,152	$396,968,761

Capital share transactions - shares:
Shares issued:
Initial Class	45,203	44,890
Service Class	764,136	354,006

	809,339	398,896

Shares reinvested:
Initial Class	133,851	—
Service Class	4,024,437	—

	4,158,288	—

Shares redeemed:
Initial Class	(119,613)	(137,629)
Service Class	(3,628,922)	(3,303,260)

	(3,748,535)	(3,440,889)

Net increase (decrease) in shares outstanding:
Initial Class	59,441	(92,739)
Service Class	1,159,651	(2,949,254)

	1,219,092	(3,041,993)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2020

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$32,852,099

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(844,950,247)
Proceeds from long-term investments	892,052,955
Purchases to cover securities sold short	(152,770,487)
Proceeds from securities sold short	155,873,579
Net amortization (accretion) of discount and premium	389,188
Net purchases/proceeds of short-term investments	(6,396,621)
Net realized (gain) loss	(28,363,510)
Net change in unrealized (appreciation) depreciation	(1,653,313)
Receivables:
(Increase) decrease in receivables for investments sold	1,184,454
(Increase) decrease in receivables for net income from securities lending	(4,441)
(Increase) decrease in receivables for interest	247,536
(Increase) decrease in receivable for tax reclaim	592
Payables:
Increase (decrease) in collateral for securities on loan	2,391,685
Increase (decrease) in payables for investments purchased	(37,005,823)
Increase (decrease) in accrued liabilities	(35,930)
Net cash provided by (used for) written options and swaptions transactions	31,561
Net cash provided by (used for) swap agreement transactions	(9,315,249)
Net cash provided by (used for) in futures contracts transactions	23,859,777
Net cash provided by (used for) in forward foreign currency contracts	(60,327)
Net cash provided by (used for) foreign currency transactions	23,170

Net cash provided by (used for) operating activities	28,350,648

Cash flows from financing activities:
Proceeds of shares sold, net of receivable for shares sold	9,637,558
Payment of shares redeemed, net of payable for shares redeemed	(44,021,249)
Increase (decrease) from reverse repurchase agreements	(7,352,271)
Proceeds from sale-buyback financing transactions	572,330,490
Payments from sale-buyback financing transactions	(567,475,348)

Net cash provided by (used for) financing activities	(36,880,820)

Net increase (decrease) in cash and foreign currencies	(8,530,172)

Cash and foreign currencies, at beginning of year (A)	$10,098,005

Cash and foreign currencies, at end of year (A)	$1,567,833

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$6,391
Non-cash financing activities included herein consist of reinvestment of distributions	$46,563,368

(A)	For the year ended December 31, 2020, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$9,197	$6,493
Cash collateral pledged at broker for:
Repurchase agreements	—	331,000
Reverse repurchase agreements	430,000	—
Centrally cleared swap agreements	340,000	233,000
Futures contracts	10,835,000	805,000
Foreign currency, at value	343,808	227,340

Total assets	11,958,005	1,602,833

Liabilities:
Cash collateral received at broker:
TBA Commitments	—	35,000
OTC derivatives	1,860,000	—

Total liabilities	1,860,000	35,000

Net cash per statement of assets and liabilities	$10,098,005	$1,567,833

Total cash and foreign currencies per statement of cash flows	$10,098,005	$1,567,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$12.60	$10.34	$12.82	$11.57	$11.01

Investment operations:
Net investment income (loss) (A)	0.12	0.19	0.18	0.10	0.04	(B)
Net realized and unrealized gain (loss)	0.95	2.07	(0.98)	1.62	0.52

Total investment operations	1.07	2.26	(0.80)	1.72	0.56

Dividends and/or distributions to shareholders:
Net investment income	(0.52)	—	(0.42)	(0.08)	—
Net realized gains	(1.04)	—	(1.26)	(0.39)	—

Total dividends and/or distributions to shareholders	(1.56)	—	(1.68)	(0.47)	—

Net asset value, end of year	$12.11	$12.60	$10.34	$12.82	$11.57

Total return	9.26%	21.97%	(7.49)%	15.13%	5.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,221	$13,002	$11,629	$13,558	$12,492
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.92%	0.94%	0.93%	0.90%
Including waiver and/or reimbursement and recapture	0.89%	0.92%	0.94%	0.93%	0.89	%(B)
Net investment income (loss) to average net assets	0.98%	1.67%	1.50%	0.79%	0.33	%(B)
Portfolio turnover rate (C)	71%	52%	35%	47%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$12.35	$10.16	$12.63	$11.41	$10.88

Investment operations:
Net investment income (loss) (A)	0.09	0.16	0.15	0.07	0.01	(B)
Net realized and unrealized gain (loss)	0.94	2.03	(0.97)	1.59	0.52

Total investment operations	1.03	2.19	(0.82)	1.66	0.53

Dividends and/or distributions to shareholders:
Net investment income	(0.49)	—	(0.39)	(0.05)	—
Net realized gains	(1.04)	—	(1.26)	(0.39)	—

Total dividends and/or distributions to shareholders	(1.53)	—	(1.65)	(0.44)	—

Net asset value, end of year	$11.85	$12.35	$10.16	$12.63	$11.41

Total return	9.09%	21.56%	(7.68)%	14.83%	4.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$381,949	$383,967	$345,848	$412,129	$366,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	1.17%	1.19%	1.18%	1.15%
Including waiver and/or reimbursement and recapture	1.14%	1.17%	1.19%	1.18%	1.14	%(B)
Net investment income (loss) to average net assets	0.73%	1.42%	1.25%	0.54%	0.09	%(B)
Portfolio turnover rate (C)	71%	52%	35%	47%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical — Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, reverse repurchase agreements, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2020. Open funded loan participations and assignments at December 31, 2020, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy,

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2020, the Portfolio earned price drop fee income of $2,033,522. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2020, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$643,561	$—	$—	$—	$643,561
U.S. Government Obligations	216,456	—	—	—	216,456
Short-Term U.S. Government Obligations	3,337,831	—	—	—	3,337,831
Total Securities Lending Transactions	$4,197,848	$—	$—	$—	$4,197,848
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$52,834,437	$—	$—	$52,834,437
Total Borrowings	$4,197,848	$52,834,437	$—	$—	$57,032,285

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2020, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2020, if any, are listed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$7,430,200	$—	$—	$7,430,200
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	16,660	—	—	—	—	16,660
OTC swaps:
OTC swap agreements, at value	—	—	—	18,983	—	18,983
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	311,845	—	5,064,407	—	—	5,376,252
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	69,184	—	—	—	69,184
Total	$328,505	$69,184	$12,494,607	$18,983	$—	$12,911,279

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(3,551)	$—	$—	$(132,454)	$—	$(136,005)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(48,105)	—	—	—	—	(48,105)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(31,946)	—	—	—	(31,946)
Total	$(51,656)	$(31,946)	$—	$(132,454)	$—	$(216,056)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$4,532,962	$—	$—	$4,532,962
Written options and swaptions	9,339	—	—	22,222	—	31,561
Swap agreements	(1,293,384)	—	(8,226,007)	(151,409)	—	(9,670,800)
Futures contracts	(3,422,094)	—	27,415,141	—	—	23,993,047
Forward foreign currency contracts	—	(36,268)	—	—	—	(36,268)
Total	$(4,706,139)	$(36,268)	$23,722,096	$(129,187)	$—	$18,850,502

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(550,844)	$—	$—	$(550,844)
Swap agreements	302,655	—	(1,779,790)	53,922	—	(1,423,213)
Futures contracts	(369,092)	—	(69,407)	—	—	(438,499)
Forward foreign currency contracts	—	24,059	—	—	—	24,059
Total	$(66,437)	$24,059	$(2,400,041)	$53,922	$—	$(2,388,497)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$5,189,495
Average value of option contracts written	(5,728)
Average notional value of swaption contracts written	(3,376,923)
Credit default swaps:
Average notional value – buy protection	8,100,000
Average notional value – sell protection	2,150,289
Interest rate swaps:
Average notional value – pays fixed rate	9,861,538
Average notional value – receives fixed rate	2,120,150
Total return swaps:
Average notional value – long	22,665,583
Futures contracts:
Average notional value of contracts – long	190,606,554
Average notional value of contracts – short	(66,047,140)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	2,740,999
Average contract amounts sold – in USD	3,643,036

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
BNP Paribas	$—	$—	$—	$—	$4,823	$—	$—	$4,823
Citibank, N.A.	19,627	—	—	19,627	—	—	—	—
Goldman Sachs Bank	10,334	—	—	10,334	—	—	—	—
Goldman Sachs International	18,983	—	—	18,983	—	—	—	—
HSBC Bank USA	39,223	(27,123)	—	12,100	27,123	(27,123)	—	—
Other Derivatives (C)	12,823,112	—	—	12,823,112	184,110	—	—	184,110

Total	$12,911,279	$(27,123)	$—	$12,884,156	$216,056	$(27,123)	$—	$188,933

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2021
Service Class	1.20	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 26,074,564	$ 106,963,130	$ 28,757,043	$ 136,876,810

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments, swaps, dollar rolls, option contracts mark-to-market, forward contracts mark-to-market, futures contracts mark-to-market and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 446,881,030	$ 11,033,306	$ (912,036)	$ 10,121,270

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 35,658,298	$ 10,905,070	$ —	$ —	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,146,647	$ 16,530,958	$ —	$ —	$ (4,452,278)	$ 10,126,743

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $10,905,070 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2020 introduced unforeseen economic risks, particularly heightened by COVID-19-related fears, which sparked a severe sell-off across global markets. Equity markets entered bear-territory at a record setting pace, spreads widened drastically, sovereign yields plummeted, and the U.S. dollar surged. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. In addition, fiscal authorities also enacted large-scale stimulus packages to help support households and businesses as COVID-19 took its toll on global economies, including rising unemployment.

Risk assets broadly gained in the second quarter as financial markets began a slow recovery, supported by an easing in lockdown measures, increased fiscal and monetary policy support, and policymaker commitment to maintain supportive policy stances should the crisis worsen. Global equities gained, oil prices rose, and credit spreads tightened while the U.S. dollar weakened.

During the third quarter, the recovery appeared well underway as economic activity rebounded sharply amid a rebound in economic data, ongoing global policy support, and heightened optimism around a potential vaccine. On the U.S. policy front, the Federal Reserve (“Fed”) announced a shift in its inflation framework which would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. Risk appetites were robust for most of the quarter, with the S&P 500® reaching new highs, though concerns regarding the trajectory of COVID-19 and the likelihood of U.S. stimulus contributed to some reversal toward the end of the third quarter. Global equities ended the third quarter higher, as credit spreads tightened, and the U.S. dollar weakened relative to its peers.

The market rally continued into the fourth quarter, bolstered by optimism about a COVID-19 vaccine rollout, the finalization of a Brexit deal, and the announcement of an investment agreement between China and the EU. U.S. equity markets looked past weak retail sales, rising jobless claims, and surging COVID-19 cases with the Dow Jones Industrial Average, Russell 2000® Index, and S&P 500® Index reaching record highs during the quarter, supported by the passage of additional fiscal stimulus and news of continued asset purchases by the Fed. Global equities ended higher, credit spreads tightened, and the dollar weakened while developed market rates remained generally range-bound at historically low levels.

PERFORMANCE

For the year ended December 31, 2020, Transamerica PIMCO Total Return VP, Initial Class returned 7.68%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 7.51%.

STRATEGY REVIEW

During the fiscal year, overall interest rate strategies were positive for returns. A shift from overweight U.S. duration at the beginning of the year to underweight U.S. duration at the end of the year drove overall performance as rates fluctuated. Conversely, a short position to U.K. duration and long exposure to Italian rates at the beginning of the year detracted from performance, partially offsetting these gains.

Spread strategies were neutral for the year. Exposure to the securitized sector, including Agency and non-Agency mortgage-backed securities (“MBS”), added to performance as spreads tightened. Corporate credit exposure was negative for performance, driven by selection within high yield credit while an underweight to industrial investment grade credit helped to partially offset these losses. While the Portfolio no longer held Treasury Inflation Protected Securities (“TIPS”) at the close of the fiscal year, exposure to TIPS at the beginning of the year detracted from performance as breakeven rates fell dramatically. Finally, currency strategies modestly detracted from performance. Within developed currencies, tactical exposure to the British pound added to performance; however, positions in the Japanese yen more than offset these gains.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Mark R. Keisel

Scott A. Mather

Mohit Mittal

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	39.5%
U.S. Government Agency Obligations	29.5
U.S. Government Obligations	20.8
Asset-Backed Securities	10.2
Mortgage-Backed Securities	9.6
Repurchase Agreements	6.2
Foreign Government Obligations	5.4
Preferred Stock	0.9
Other Investment Company	0.6
Municipal Government Obligations	0.5
Short-Term U.S. Government Obligations	0.4
Loan Assignment	0.2
U.S. Government Agency Obligation Sold Short	(1.5)
Net Other Assets (Liabilities) ^	(22.3)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	6.66
Duration †	5.24

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	48.8%
AAA	18.3
AA	2.7
A	9.6
BBB	27.0
BB	5.4
B	1.2
CCC and Below	6.1
Not Rated	3.2
Net Other Assets (Liabilities) ^	(22.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	7.68%	4.55%	3.90%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.84%
Service Class	7.40%	4.29%	3.65%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Debt income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,023.70	$3.36	$1,021.80	$3.35	0.66%
Service Class	1,000.00	1,022.30	4.63	1,020.60	4.62	0.91

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 10.2%
ABFC Trust Series 2004-OPT4, Class A1, 1-Month LIBOR + 0.62%, 0.77% (A), 04/25/2034	$6,021	$6,023
Adams Mill CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.10%, 1.34% (A), 07/15/2026 (B)	2,204,493	2,200,728
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 1-Month LIBOR + 0.39%, 0.54% (A), 03/25/2036	115,627	114,769
Anchorage Capital CLO 16, Ltd. Series 2020-16A, Class A, 3-Month LIBOR + 1.40%, 1.60% (A), 10/20/2031 (B)	4,300,000	4,309,679
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D, 1-Month LIBOR + 0.76%, 0.91% (A), 02/25/2036	2,396,960	2,178,009
Aurium CLO II DAC Series 2A, Class AR, 3-Month EURIBOR + 0.68%, 0.68% (A), 10/13/2029 (B)	EUR 3,395,790	4,148,276
Bain Capital Credit CLO, Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 1.25%, 1.46% (A), 07/25/2030 (B)	$5,497,557	5,497,920
Barings Euro CLO Series 2016-1A, Class A1R, 3-Month EURIBOR + 0.68%, 0.68% (A), 07/27/2030 (B)	EUR 5,693,231	6,954,650
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.98%, 1.12% (A), 03/25/2035	$502,885	502,333
Series 2005-HE6, Class M2,
1-Month LIBOR + 1.01%, 1.15% (A), 06/25/2035	165,751	165,638
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 0.39% (A), 12/25/2036	12,687,607	11,458,339
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1-Month LIBOR + 0.66%, 0.81% (A), 10/25/2032	5,215	5,180
Series 2004-1, Class M1,
1-Month LIBOR + 0.98%, 1.12% (A), 06/25/2034	1,572,874	1,591,872
Series 2006-SD3, Class 21A1,
3.21% (A), 07/25/2036	61,814	62,032
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A1AR, 3-Month LIBOR + 0.78%, 1.00% (A), 07/18/2027 (B)	2,039,356	2,035,251

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Cent CLO 19, Ltd. Series 2013-19A, Class A1A, 3-Month LIBOR + 1.33%, 1.54% (A), 10/29/2025 (B)	$ 1,536,847	$ 1,537,152
Chesapeake Funding II LLC Series 2018-2A, Class A1, 3.23%, 08/15/2030 (B)	3,443,717	3,520,385
CIFC Funding, Ltd. Series 2015-5A, Class A1R, 3-Month LIBOR + 0.86%, 1.07% (A), 10/25/2027 (B)	8,012,345	7,990,399
CIT Mortgage Loan Trust Series 2007-1, Class 1A, 1-Month LIBOR + 1.35%, 1.50% (A), 10/25/2037 (B)	3,053,994	3,068,535
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 1.09% (A), 10/25/2034	4,185,706	4,142,662
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC1, Class A1,
1-Month LIBOR + 0.16%, 0.31% (A), 12/25/2036 (B)	7,871,966	5,437,698
Series 2007-AMC4, Class A2C,
1-Month LIBOR + 0.17%, 0.32% (A), 05/25/2037	112,289	112,166
Series 2007-FS1, Class 1A1,
4.40% (A), 10/25/2037 (B)	2,467,277	2,598,452
Countrywide Asset-Backed Certificates
Series 2006-20, Class 1A,
1-Month LIBOR + 0.14%, 0.29% (A), 04/25/2047	3,059,446	2,973,862
Series 2006-24, Class 1A,
1-Month LIBOR + 0.14%, 0.29% (A), 06/25/2047	8,345,470	7,720,861
Series 2006-24, Class 2A3,
1-Month LIBOR + 0.15%, 0.30% (A), 06/25/2047	1,549,206	1,535,706
Series 2007-2, Class 2A3,
1-Month LIBOR + 0.14%, 0.29% (A), 08/25/2037	3,714,718	3,659,674
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-9, Class MV4, 1-Month LIBOR + 1.58%, 1.72% (A), 11/25/2034	2,500,000	2,446,942
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 1.14% (A), 10/15/2027 (B)	5,974,048	5,963,330
Evergreen Credit Card Trust Series 2019-2, Class A, 1.90%, 09/16/2024 (B)	8,100,000	8,320,915
First Franklin Mortgage Loan Trust Series 2006-FF14, Class A6, 1-Month LIBOR + 0.31%, 0.46% (A), 10/25/2036	5,400,000	4,355,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 1.26% (A), 01/21/2028 (B)	$ 6,341,580	$ 6,334,420
GSAMP Trust Series 2005-HE1, Class M2, 1-Month LIBOR + 1.32%, 1.47% (A), 12/25/2034	2,783,349	2,335,251
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 1.32% (A), 10/22/2025 (B)	817,577	816,710
Home Equity Asset Trust
Series 2002-1, Class A4,
1-Month LIBOR + 0.60%, 0.75% (A), 11/25/2032	1,283	1,167
Series 2004-4, Class M1,
1-Month LIBOR + 0.78%, 0.93% (A), 10/25/2034	2,644,785	2,622,208
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A, Class 1A, 1-Month LIBOR + 0.22%, 0.37% (A), 04/25/2037	1,319,975	1,124,020
KVK CLO, Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 1.13% (A), 01/14/2028 (B)	4,646,802	4,633,823
LoanCore Issuer, Ltd. Series 2018-CRE1, Class A, 1-Month LIBOR + 1.13%, 1.29% (A), 05/15/2028 (B)	3,612,333	3,599,784
Master Asset-Backed Securities Trust Series 2007-HE2, Class A1, 1-Month LIBOR + 1.15%, 1.30% (A), 08/25/2037	2,918,584	2,739,585
Monarch Grove CLO Trust Series 2018-1A, Class A1, 3-Month LIBOR + 0.88%, 1.09% (A), 01/25/2028 (B)	4,371,158	4,338,323
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2,
1-Month LIBOR + 0.93%, 1.08% (A), 11/25/2034	1,026,438	1,023,055
Series 2005-WMC6, Class M3,
1-Month LIBOR + 0.77%, 0.91% (A), 07/25/2035	1,215,570	1,235,175
Series 2007-HE5, Class A2C,
1-Month LIBOR + 0.25%, 0.40% (A), 03/25/2037	2,660,065	1,379,105
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.20%, 1.42% (A), 04/18/2025 (B)	708,560	708,318
OCP CLO, Ltd. Series 2015-9A, Class A1R, 3-Month LIBOR + 0.80%, 1.04% (A), 07/15/2027 (B)	2,733,779	2,731,081

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners XXIII, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 0.85%, 1.09% (A), 07/15/2027 (B)	$ 3,516,128	$ 3,502,591
OneMain Direct Auto Receivables Trust Series 2018-1A, Class A, 3.43%, 12/16/2024 (B)	3,986,680	4,026,037
Option One Mortgage Loan Trust
Series 2007-2, Class 1A1,
1-Month LIBOR + 0.14%, 0.29% (A), 03/25/2037	4,787,613	3,682,418
Series 2007-5, Class 1A1,
1-Month LIBOR + 0.22%, 0.37% (A), 05/25/2037	7,351,082	5,354,283
RASC Trust
Series 2005-KS11, Class M2,
1-Month LIBOR + 0.63%, 0.78% (A), 12/25/2035	6,635,424	6,592,561
Series 2006-EMX1, Class M1,
1-Month LIBOR + 0.62%, 0.76% (A), 01/25/2036	617,789	616,877
Series 2006-KS9, Class AI3,
1-Month LIBOR + 0.16%, 0.31% (A), 11/25/2036	584,429	592,865
Santander Drive Auto Receivables Trust Series 2020-2, Class A2A, 0.62%, 05/15/2023	1,864,904	1,866,431
SLM Student Loan Trust Series 2003-11, Class A6, 3-Month LIBOR + 0.55%, 0.77% (A), 12/15/2025 (B)	3,229,123	3,226,875
Sound Point CLO XII, Ltd. Series 2016-2A, Class AR2, 3-Month LIBOR + 1.05%, 0.00% (A), 10/20/2028 (B) (C)	6,600,000	6,600,000
Soundview Home Loan Trust
Series 2005-3, Class M3,
1-Month LIBOR + 0.83%, 0.97% (A), 06/25/2035	65,277	66,494
Series 2007-WMC1, Class 3A1,
1-Month LIBOR + 0.11%, 0.26% (A), 02/25/2037	1,188,571	432,792
Structured Asset Investment Loan Trust Series 2005-9, Class M1, 1-Month LIBOR + 0.63%, 0.78% (A), 11/25/2035	6,000,000	5,871,995
TICP CLO I, Ltd. Series 2015-1A, Class AR, 3-Month LIBOR + 0.80%, 1.02% (A), 07/20/2027 (B)	5,297,665	5,282,206
TICP CLO III, Ltd. Series 2018-3R, Class A, 3-Month LIBOR + 0.84%, 1.06% (A), 04/20/2028 (B)	5,279,062	5,264,961

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Tralee CLO, Ltd. Series 2018-5A, Class A1, 3-Month LIBOR + 1.11%, 1.33% (A), 10/20/2028 (B)	$ 7,900,000	$ 7,857,964
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	14,061	14,589
Series 2004-20C, Class 1,
4.34%, 03/01/2024	117,835	122,048
Series 2008-20L, Class 1,
6.22%, 12/01/2028	367,934	410,958
Venture XII CLO, Ltd. Series 2012-12A, Class ARR, 3-Month LIBOR + 0.80%, 1.02% (A), 02/28/2026 (B)	4,238,345	4,224,100
Venture XVI CLO, Ltd. Series 2014-16A, Class ARR, 3-Month LIBOR + 0.85%, 1.09% (A), 01/15/2028 (B)	5,498,469	5,477,190
Venture XX CLO, Ltd. Series 2015-20A, Class AR, 3-Month LIBOR + 0.82%, 1.06% (A), 04/15/2027 (B)	3,320,122	3,311,473
Voya CLO, Ltd. Series 2014-3A, Class A1R, 3-Month LIBOR + 0.72%, 0.93% (A), 07/25/2026 (B)	1,418,938	1,416,491
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2, 1-Month LIBOR + 0.69%, 0.84% (A), 10/25/2035	3,719,511	3,594,333
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3, 1-Month LIBOR + 0.25%, 0.40% (A), 04/25/2037	3,877,827	1,978,191

Total Asset-Backed Securities (Cost $209,622,653)		223,623,756

CORPORATE DEBT SECURITIES - 39.5%
Aerospace & Defense - 0.5%
Boeing Co. 2.75%, 02/01/2026	5,800,000	6,098,986
Spirit AeroSystems, Inc. 3.95%, 06/15/2023	4,200,000	4,116,000
Textron, Inc. 2.45%, 03/15/2031	800,000	823,635

		11,038,621

Airlines - 0.7%
Continental Airlines Pass-Through Trust 4.15%, 10/11/2025	1,545,606	1,555,502
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	5,424,430	5,556,572
JetBlue Pass-Through Trust 2.75%, 11/15/2033	3,468,317	3,465,975
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	4,437,986	4,105,138

		14,683,187

Automobiles - 0.7%
BMW Finance NV 2.25%, 08/12/2022 (B)	6,700,000	6,909,234

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
Nissan Motor Co., Ltd. 4.81%, 09/17/2030 (B)	$ 5,400,000	$ 6,080,489
Volkswagen Bank GmbH 1.88%, 01/31/2024, MTN (D)	EUR 2,300,000	2,956,247

		15,945,970

Banks - 9.0%
AIB Group PLC 4.75%, 10/12/2023 (B)	$6,600,000	7,259,656
Banco Bilbao Vizcaya Argentaria SA
0.88%, 09/18/2023	1,600,000	1,611,224
1.13%, 09/18/2025	1,600,000	1,611,560
Banco Espirito Santo SA
2.63%, 05/08/2017, MTN (D) (E) (F)	EUR 1,600,000	254,103
4.00%, 01/21/2019, MTN (D) (E)	800,000	127,052
Banco Santander SA 3.85%, 04/12/2023	$6,800,000	7,304,008
Bank of America Corp.
Fixed until 09/25/2024, 0.98% (A), 09/25/2025, MTN	5,100,000	5,155,482
Fixed until 10/24/2025, 1.20% (A), 10/24/2026, MTN	6,500,000	6,586,546
Banque Federative du Credit Mutuel SA 3-Month LIBOR + 0.96%, 1.18% (A), 07/20/2023 (B)	8,000,000	8,132,171
Barclays Bank PLC
7.63%, 11/21/2022	756,000	840,987
10.18%, 06/12/2021 (B)	5,520,000	5,741,068
Barclays PLC
3-Month LIBOR + 1.63%, 1.85% (A), 01/10/2023	5,200,000	5,243,952
Fixed until 09/15/2023 (G), 7.75% (A)	6,500,000	6,987,500
Fixed until 09/15/2022 (G), 7.88% (A) (D)	GBP 3,000,000	4,358,909
BBVA USA 2.50%, 08/27/2024	$4,000,000	4,247,545
BNP Paribas SA Fixed until 09/30/2027, 1.90% (A), 09/30/2028 (B)	5,400,000	5,490,006
Citigroup, Inc. 3-Month LIBOR + 1.43%, 1.66% (A), 09/01/2023	4,300,000	4,373,565
Cooperatieve Rabobank UA
4.38%, 08/04/2025	7,400,000	8,445,442
Fixed until 06/29/2021 (G), 6.63% (A) (D)	EUR 3,200,000	4,010,140
ING Groep NV 4.63%, 01/06/2026 (B)	$900,000	1,058,522
JPMorgan Chase & Co.
Fixed until 04/23/2023, 3.56% (A), 04/23/2024	1,100,000	1,178,997
3.90%, 07/15/2025	6,150,000	6,986,638
Lloyds Bank PLC 7.50% (H), 04/02/2032, MTN (D)	9,600,000	7,921,147
Lloyds Banking Group PLC
Fixed until 03/17/2022, 2.86% (A), 03/17/2023	5,400,000	5,549,476
4.05%, 08/16/2023	5,100,000	5,573,166
Fixed until 06/27/2023 (G), 7.63% (A) (D)	GBP 2,500,000	3,752,080

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. 3.41%, 03/07/2024	$5,100,000	$ 5,542,199
Mizuho Financial Group, Inc.
Fixed until 07/10/2023, 1.24% (A), 07/10/2024	5,400,000	5,489,601
Fixed until 09/11/2023, 3.92% (A), 09/11/2024	8,100,000	8,807,219
Natwest Group PLC
Fixed until 05/15/2022, 3.50% (A), 05/15/2023	5,000,000	5,191,243
Fixed until 06/25/2023, 4.52% (A), 06/25/2024	5,000,000	5,459,053
Fixed until 08/15/2021 (G), 8.63% (A)	3,800,000	3,944,058
NatWest Markets PLC 0.63%, 03/02/2022, MTN (D)	EUR 5,800,000	7,142,992
Societe Generale SA 4.25%, 09/14/2023 (B)	$6,500,000	7,088,890
Sumitomo Mitsui Financial Group, Inc. 1.47%, 07/08/2025	5,300,000	5,427,941
Synchrony Bank 3.65%, 05/24/2021	6,900,000	6,968,416
UniCredit SpA
6.57%, 01/14/2022 (B)	7,000,000	7,376,720
7.83%, 12/04/2023 (B)	5,650,000	6,651,700
Wells Fargo & Co. 3-Month LIBOR + 1.23%, 1.44% (A), 10/31/2023	2,000,000	2,031,600

		196,922,574

Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.50%, 06/01/2050	5,700,000	7,194,881
Keurig Dr. Pepper, Inc. 4.06%, 05/25/2023	3,500,000	3,802,803
Molson Coors Beverage Co. 2.10%, 07/15/2021	2,400,000	2,420,144

		13,417,828

Biotechnology - 0.7%
AbbVie, Inc.
2.95%, 11/21/2026	6,400,000	7,077,435
3.45%, 03/15/2022	300,000	309,391
3.75%, 11/14/2023	2,700,000	2,944,069
5.00%, 12/15/2021	1,200,000	1,238,830
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	2,800,000	2,757,265

		14,326,990

Capital Markets - 3.8%
Credit Suisse Group AG
3-Month LIBOR + 1.24%, 1.46% (A), 06/12/2024 (B)	6,600,000	6,693,548
Fixed until 06/12/2023, 4.21% (A), 06/12/2024 (B)	6,700,000	7,258,930
Credit Suisse Group Funding Guernsey, Ltd. 3.45%, 04/16/2021	3,700,000	3,733,909
Deutsche Bank AG
3.15%, 01/22/2021	8,200,000	8,209,095

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Deutsche Bank AG (continued)
3.30%, 11/16/2022	$ 4,500,000	$ 4,692,777
3.38%, 05/12/2021	6,400,000	6,461,616
3.70%, 05/30/2024	8,200,000	8,820,894
4.25%, 10/14/2021	4,100,000	4,204,250
5.00%, 02/14/2022	5,300,000	5,541,302
Goldman Sachs Group, Inc.
3-Month LIBOR + 0.75%, 0.96% (A), 02/23/2023	3,500,000	3,532,596
3.75%, 05/22/2025	10,700,000	12,013,430
Nomura Holdings, Inc. 2.68%, 07/16/2030	4,200,000	4,446,387
UBS Group AG
4.13%, 09/24/2025 (B)	2,200,000	2,519,128
4.25%, 03/23/2028 (B)	4,900,000	5,736,758

		83,864,620

Chemicals - 0.5%
Nutrition & Biosciences, Inc. 1.23%, 10/01/2025 (B)	5,400,000	5,457,317
Syngenta Finance NV 4.44%, 04/24/2023 (B)	5,000,000	5,247,161

		10,704,478

Communications Equipment - 0.3%
Motorola Solutions, Inc. 2.30%, 11/15/2030	5,500,000	5,606,327

Construction & Engineering - 0.0% (I)
Odebrecht Offshore Drilling Finance, Ltd.
6.72%, 12/01/2022 (B)	512,772	484,569
PIK Rate 1.00%, Cash Rate 6.72%, 12/01/2026 (B) (J)	3,807,296	523,389
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 02/01/2021 (B) (G)	500,930	2,630

		1,010,588

Consumer Finance - 3.9%
Capital One Financial Corp. 4.25%, 04/30/2025	6,000,000	6,848,482
Daimler Finance North America LLC
2.55%, 08/15/2022 (B)	8,000,000	8,271,796
3.35%, 05/04/2021 (B)	6,800,000	6,865,215
3.40%, 02/22/2022 (B)	8,000,000	8,262,285
Ford Motor Credit Co. LLC
3-Month EURIBOR + 0.37%, Zero Coupon (A), 12/01/2021, MTN	EUR 800,000	965,104
3.20%, 01/15/2021	$6,500,000	6,503,250
4.54%, 03/06/2025, MTN	GBP 2,300,000	3,331,690
5.75%, 02/01/2021	$6,500,000	6,516,250
General Motors Financial Co., Inc.
3-Month EURIBOR + 0.55%, 0.01% (A), 03/26/2022, MTN (D)	EUR 1,900,000	2,314,798
3-Month LIBOR + 0.85%, 1.08% (A), 04/09/2021	$4,100,000	4,102,495
4.20%, 11/06/2021	6,400,000	6,596,590
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022, MTN (D)	6,130,000	6,289,807
OneMain Finance Corp. 6.88%, 03/15/2025	5,600,000	6,503,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Volkswagen Group of America Finance LLC
3-Month LIBOR + 0.86%, 1.10% (A), 09/24/2021 (B)	$ 5,400,000	$ 5,426,992
3.35%, 05/13/2025 (B)	6,500,000	7,145,808

		85,943,562

Diversified Financial Services - 1.4%
Aircastle, Ltd. 5.13%, 03/15/2021	2,400,000	2,419,127
Aviation Capital Group LLC 3.88%, 05/01/2023 (B)	3,900,000	4,063,705
GE Capital Funding LLC 3.45%, 05/15/2025 (B)	5,200,000	5,737,277
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.25%, 09/07/2021, MTN (D)	4,100,000	4,145,975
Tayarra, Ltd. 3.63%, 02/15/2022	1,450,215	1,476,702
Washington Prime Group, LP 6.45%, 08/15/2024 (K)	22,800,000	13,685,700

		31,528,486

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
2.25%, 02/01/2032	6,600,000	6,695,162
2.75%, 06/01/2031	6,500,000	6,946,050
Level 3 Financing, Inc. 3.40%, 03/01/2027 (B)	5,100,000	5,551,962

		19,193,174

Electric Utilities - 2.3%
Alabama Power Co. 1.45%, 09/15/2030	2,400,000	2,414,467
Edison International 3.55%, 11/15/2024	3,900,000	4,199,177
Enel Finance International NV 4.25%, 09/14/2023 (B)	1,746,000	1,908,789
Evergy, Inc. 2.45%, 09/15/2024	1,500,000	1,590,502
FirstEnergy Corp. 3.90%, 07/15/2027	3,100,000	3,417,119
Florida Power & Light Co. 3.70%, 12/01/2047	3,000,000	3,718,927
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	4,700,000	5,139,896
NextEra Energy Capital Holdings, Inc. 2.20%, 12/02/2026, MTN	AUD 7,700,000	6,125,084
Pacific Gas & Electric Co.
3-Month LIBOR + 1.38%, 1.60% (A), 11/15/2021	$4,300,000	4,302,356
1.75%, 06/16/2022	4,300,000	4,312,135
3.15%, 01/01/2026 (K)	5,100,000	5,433,555
3.30%, 12/01/2027 (L)	300,000	320,590
3.40%, 08/15/2024 (L)	2,000,000	2,130,002
3.45%, 07/01/2025	1,800,000	1,951,515
3.50%, 06/15/2025 (L)	1,000,000	1,081,925
4.25%, 08/01/2023 (L)	1,700,000	1,825,657

		49,871,696

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Entertainment - 0.3%
Walt Disney Co. 3.60%, 01/13/2051	$ 5,600,000	$ 6,778,794

Equity Real Estate Investment Trusts - 4.3%
Alexandria Real Estate Equities, Inc.
3.38%, 08/15/2031	1,300,000	1,487,485
4.30%, 01/15/2026	4,100,000	4,766,893
American Tower Corp.
2.40%, 03/15/2025 (K)	5,100,000	5,421,104
3.38%, 05/15/2024	7,800,000	8,481,438
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	5,500,000	6,122,215
Boston Properties, LP 3.40%, 06/21/2029	6,500,000	7,255,701
Brandywine Operating Partnership, LP 3.95%, 11/15/2027	2,500,000	2,671,929
CBL & Associates, LP 5.95%, 12/15/2026	7,100,000	2,804,500
Crown Castle International Corp. 5.25%, 01/15/2023	4,000,000	4,377,013
Digital Realty Trust, LP 3.70%, 08/15/2027	1,600,000	1,839,005
Federal Realty Investment Trust 3.50%, 06/01/2030	2,100,000	2,325,233
Hudson Pacific Properties, LP 4.65%, 04/01/2029	1,200,000	1,401,761
Kimco Realty Corp. 1.90%, 03/01/2028 (K)	5,500,000	5,680,626
MPT Operating Partnership, LP / MPT Finance Corp. 2.55%, 12/05/2023	GBP 1,000,000	1,388,577
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	$5,500,000	5,765,777
Piedmont Operating Partnership, LP 3.15%, 08/15/2030	5,500,000	5,631,652
Sabra Health Care, LP 3.90%, 10/15/2029	900,000	946,697
Service Properties Trust 4.35%, 10/01/2024	6,500,000	6,418,750
Simon Property Group, LP 2.00%, 09/13/2024	6,800,000	7,106,359
Unibail-Rodamco-Westfield SE 1.00%, 03/14/2025, MTN (D) (K)	EUR 4,900,000	6,185,662
Welltower, Inc. 4.25%, 04/15/2028	$5,900,000	6,896,343

		94,974,720

Gas Utilities - 0.3%
Boston Gas Co. 3.00%, 08/01/2029 (B)	6,150,000	6,788,695

Health Care Providers & Services - 0.4%
CVS Health Corp. 3.50%, 07/20/2022	1,500,000	1,565,803
HCA, Inc.
5.38%, 09/01/2026	5,300,000	6,091,820
5.88%, 02/01/2029	100,000	120,348

		7,777,971

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 1.3%
Choice Hotels International, Inc. 3.70%, 12/01/2029	$ 2,400,000	$ 2,617,584
GLP Capital, LP / GLP Financing II, Inc. 4.00%, 01/15/2030	6,100,000	6,626,186
Marriott International, Inc. 4.15%, 12/01/2023	7,000,000	7,562,713
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026	4,000,000	4,180,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B)	6,200,000	6,471,250

		27,457,733

Household Products - 0.2%
Reckitt Benckiser Treasury Services PLC 2.38%, 06/24/2022 (B)	5,400,000	5,553,114

Insurance - 0.6%
Ambac LSNI LLC 3-Month LIBOR + 5.00%, 6.00% (A), 02/12/2023 (B)	5,180,581	5,148,202
American International Group, Inc. 3.75%, 07/10/2025	2,200,000	2,471,689
Great-West Lifeco US Finance, LP 0.90%, 08/12/2025 (B)	5,500,000	5,524,205

		13,144,096

Internet & Direct Marketing Retail - 0.1%
Expedia Group, Inc. 3.80%, 02/15/2028	1,200,000	1,288,960

IT Services - 0.3%
PayPal Holdings, Inc. 2.85%, 10/01/2029	6,700,000	7,442,385

Media - 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital
3-Month LIBOR + 1.65%, 1.86% (A), 02/01/2024	3,500,000	3,588,888
4.46%, 07/23/2022	3,800,000	4,006,125
Time Warner Cable LLC 4.00%, 09/01/2021	2,400,000	2,434,067

		10,029,080

Oil, Gas & Consumable Fuels - 1.2%
Boardwalk Pipelines, LP 3.40%, 02/15/2031	4,300,000	4,486,757
BP Capital Markets America, Inc. 3.79%, 02/06/2024	1,600,000	1,748,542
Chevron Corp. 2.24%, 05/11/2030	5,400,000	5,788,304
Shell International Finance BV 2.75%, 04/06/2030	5,800,000	6,416,736
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (B)	6,500,000	6,950,714

		25,391,053

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 1.5%
Bayer US Finance II LLC
3.50%, 06/25/2021 (B)	$ 2,000,000	$ 2,024,315
3.88%, 12/15/2023 (B)	13,800,000	15,032,631
4.25%, 12/15/2025 (B)	3,800,000	4,343,706
Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	3,500,000	3,582,571
Teva Pharmaceutical Finance II BV
1.25%, 03/31/2023 (D)	EUR 2,800,000	3,297,820
3.25%, 04/15/2022	3,800,000	4,700,298

		32,981,341

Semiconductors & Semiconductor Equipment - 1.1%
Broadcom, Inc.
3.46%, 09/15/2026	$5,524,000	6,129,197
4.11%, 09/15/2028	5,261,000	6,021,140
5.00%, 04/15/2030	5,300,000	6,442,743
Microchip Technology, Inc. 3.92%, 06/01/2021	4,600,000	4,665,316

		23,258,396

Software - 0.3%
VMware, Inc. 2.95%, 08/21/2022	7,100,000	7,365,207

Technology Hardware, Storage & Peripherals - 0.6%
Dell International LLC / EMC Corp.
5.30%, 10/01/2029 (B)	4,100,000	5,026,395
5.45%, 06/15/2023 (B)	6,500,000	7,189,134

		12,215,529

Tobacco - 0.9%
BAT Capital Corp. 3.56%, 08/15/2027	3,400,000	3,785,828
Imperial Brands Finance PLC
3.50%, 07/26/2026 (B)	4,420,000	4,892,326
4.25%, 07/21/2025 (B)	4,900,000	5,518,478
JT International Financial Services BV 3.50%, 09/28/2023, MTN (D)	4,500,000	4,832,942

		19,029,574

Wireless Telecommunication Services - 0.3%
Sprint Corp. 7.13%, 06/15/2024	200,000	234,000
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	1,350,000	1,362,690
T-Mobile USA, Inc. 2.55%, 02/15/2031 (B)	5,100,000	5,355,357

		6,952,047

Total Corporate Debt Securities (Cost $833,988,839)		862,486,796

FOREIGN GOVERNMENT OBLIGATIONS - 5.4%
Brazil - 2.0%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2021 - 10/01/2021	BRL 232,000,000	44,137,297

Israel - 0.3%
Israel Government International Bond 2.75%, 07/03/2030	$6,400,000	7,056,256

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan - 1.4%
Japan Bank for International Cooperation 2.88%, 07/21/2027	$ 8,500,000	$ 9,573,845
Japan Finance Organization for Municipalities
2.63%, 04/20/2022 (B)	8,400,000	8,639,302
3.38%, 09/27/2023 (B)	10,500,000	11,308,496

		29,521,643

Kuwait - 0.1%
Kuwait International Government Bond 2.75%, 03/20/2022 (D)	1,300,000	1,336,070

Peru - 0.8%
Peru Government International Bond
5.94%, 02/12/2029 (D)	PEN 13,200,000	4,552,105
6.35%, 08/12/2028 (D)	9,600,000	3,369,529
6.95%, 08/12/2031 (D)	3,000,000	1,075,139
8.20%, 08/12/2026 (D)	23,000,000	8,624,662

		17,621,435

Qatar - 0.8%
Qatar Government International Bond
4.50%, 04/23/2028 (D)	$7,300,000	8,842,125
5.10%, 04/23/2048 (D)	6,900,000	9,699,675

		18,541,800

Total Foreign Government Obligations (Cost $107,329,348)		118,214,501

LOAN ASSIGNMENT - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Wyndham Hotels & Resorts, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 1.90% (A), 05/30/2025	4,203,250	4,146,208

Total Loan Assignment (Cost $4,203,250)		4,146,208

MORTGAGE-BACKED SECURITIES - 9.6%
1211 Avenue of the Americas Trust Series 2015-1211, Class A1A1, 3.90%, 08/10/2035 (B)	5,900,000	6,576,021
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21,
2.86% (A), 01/25/2036	75,638	70,380
Series 2005-4, Class 1A1,
2.33% (A), 08/25/2035	62,104	47,584
Series 2005-5, Class 2A1,
3.31% (A), 09/25/2035	54,603	51,424
Alternative Loan Trust
Series 2003-J3, Class 2A1,
6.25%, 12/25/2033	17,575	17,928
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.42%, 0.57% (A), 05/25/2035	124,880	116,309
Series 2005-56, Class 5A2,
1-Month LIBOR + 1.54%, 1.69% (A), 11/25/2035	278,489	247,462

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2005-62, Class 2A1,
12-MTA + 1.00%, 1.61% (A), 12/25/2035	$ 10,372	$ 9,539
Series 2005-76, Class 1A2,
12-MTA + 2.00%, 2.61% (A), 01/25/2036	5,983,647	5,098,884
Series 2005-80CB, Class 1A1,
6.00%, 02/25/2036	2,947,792	2,852,301
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.54%, 0.69% (A), 08/25/2035	3,565,955	2,411,171
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 0.34% (A), 09/20/2046	1,734,200	1,539,972
Series 2006-OA21, Class A1,
1-Month LIBOR + 0.19%, 0.34% (A), 03/20/2047	1,723,687	1,427,717
Series 2007-9T1, Class 1A10,
6.00%, 05/25/2037	772,509	500,217
Series 2007-HY4, Class 1A1,
2.85% (A), 06/25/2037	873,421	774,043
American Home Mortgage Assets Trust Series 2007-1, Class A1, 12-MTA + 0.70%, 1.31% (A), 02/25/2047	3,130,084	1,786,211
Ashford Hospitality Trust Series 2018-AHT1, Class A, 1-Month LIBOR + 1.00%, 1.16% (A), 06/15/2035 (B)	7,500,000	7,271,074
Banc of America Funding Trust
Series 2005-D, Class A1,
3.51% (A), 05/25/2035	1,715,291	1,758,271
Series 2006-D, Class 5A1,
3.57% (A), 05/20/2036	140,524	124,710
Series 2006-J, Class 4A1,
3.50% (A), 01/20/2047	35,582	33,571
BCAP LLC Trust
Series 2009-RR3, Class 2A2,
3.42% (A), 05/26/2037 (B)	5,150,573	4,529,317
Series 2013-RR12, Class 1A3,
1-Month LIBOR + 0.50%, 0.65% (A), 05/26/2035 (B)	20,983	20,662
Bear Stearns Alt-A Trust
Series 2005-8, Class 21A1,
2.95% (A), 10/25/2035	1,297,017	1,217,937
Series 2006-6, Class 31A1,
3.27% (A), 11/25/2036	2,329,289	1,775,223
Series 2006-6, Class 32A1,
3.11% (A), 11/25/2036	513,398	342,343
Series 2006-8, Class 3A1,
1-Month LIBOR + 0.32%, 0.47% (A), 02/25/2034	235,866	222,474
Series 2006-R1, Class 2E21,
3.13% (A), 08/25/2036	521,463	440,840
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
2.93% (A), 08/25/2033	201,232	200,680
Series 2003-8, Class 2A1,
1.42% (A), 01/25/2034	18,460	18,886

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust (continued)
Series 2003-8, Class 4A1,
2.80% (A), 01/25/2034	$ 44,677	$ 45,649
Series 2003-9, Class 2A1,
3.02% (A), 02/25/2034	24,667	24,597
Series 2004-10, Class 22A1,
3.94% (A), 01/25/2035	49,717	49,385
Series 2006-4, Class 1A1,
3.38% (A), 10/25/2036	93,806	93,079
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1,
2.98% (A), 01/26/2036	177,282	143,712
Series 2007-R6, Class 2A1,
2.73% (A), 12/26/2046	150,414	132,560
Business Mortgage Finance 7 PLC Series 7X, Class A1, 3-Month GBP LIBOR + 1.00%, 2.05% (A), 02/15/2041 (D)	GBP 1,157,739	1,555,447
CHL Mortgage Pass-Through Trust
Series 2004-12, Class 11A1,
3.09% (A), 08/25/2034	$11,558	11,335
Series 2005-HY10, Class 5A1,
2.78% (A), 02/20/2036	64,900	57,100
Citigroup Commercial Mortgage Trust Series 2016-P5, Class AAB, 2.84%, 10/10/2049	7,200,000	7,661,813
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
1-Year CMT + 2.10%, 2.22% (A), 09/25/2035	91,265	92,736
Series 2005-6, Class A2,
1-Year CMT + 2.15%, 2.29% (A), 09/25/2035	46,564	47,215
COMM Mortgage Trust Series 2016-787S, Class A, 3.55%, 02/10/2036 (B)	5,000,000	5,540,127
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1, 3.36% (A), 06/25/2033	128,504	127,096
CSMC Trust Series 2008-3R, Class 1A2, 3.30% (A), 07/26/2037 (B)	639,840	534,944
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	6,500,000	7,343,565
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1, 2.21% (A), 08/25/2035	57,911	55,746
Eurosail PLC Series 2007-3X, Class A3C, 3-Month GBP LIBOR + 0.95%, 0.99% (A), 06/13/2045 (D)	GBP 1,385,654	1,882,314
Exantas Capital Corp. Series 2020-RSO9, Class A, 1-Month LIBOR + 2.50%, 2.65% (A), 04/17/2037 (B)	$3,726,066	3,730,196

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 3.20% (A), 08/25/2035	$ 19,263	$ 16,360
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB,
2.78%, 10/10/2049	4,400,000	4,652,152
Series 2016-GS3, Class WMA,
3.60% (A), 10/10/2049 (B)	2,000,000	2,097,406
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1,
1-Month LIBOR + 0.34%, 0.49% (A), 12/25/2034	171,873	167,861
Series 2005-8F, Class 2A6,
5.50%, 11/25/2035	2,125,502	2,234,620
Series 2005-AR6, Class 2A1,
3.20% (A), 09/25/2035	74,217	76,412
Series 2006-AR1, Class 2A1,
3.05% (A), 01/25/2036	1,582	1,591
HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A, 1-Month LIBOR + 0.40%, 0.55% (A), 09/19/2046	203,822	181,749
Hawksmoor Mortgages Series 2019-1A, Class A, SONIA + 1.05%, 1.10% (A), 05/25/2053 (B)	GBP 21,561,743	29,552,250
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	$8,600,000	8,603,915
IndyMac INDX Mortgage Loan Trust
Series 2006-AR35, Class 2A1A,
1-Month LIBOR + 0.17%, 0.32% (A), 01/25/2037	4,743,884	4,404,788
Series 2006-R1, Class A3,
3.02% (A), 12/25/2035	2,629,613	2,450,329
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 0.55% (A), 03/25/2036	219,848	11,898
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	4,998,961	5,236,947
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	5,201,163	5,523,428
Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3, 3.99% (A), 10/25/2037	681,254	574,119
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 03/25/2034 (B)	314,433	314,161
One New York Plaza Trust Series 2020-1NYP, Class A, 1-Month LIBOR + 0.95%, 1.11% (A), 01/15/2026 (B)	4,000,000	4,002,395
RALI Trust
Series 2005-QA13, Class 2A1,
4.10% (A), 12/25/2035	1,238,507	1,117,577

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RALI Trust (continued)
Series 2005-QO3, Class A1,
1-Month LIBOR + 0.80%, 0.95% (A), 10/25/2045	$ 144,275	$ 123,766
Series 2007-QO2, Class A1,
1-Month LIBOR + 0.15%, 0.30% (A), 02/25/2047	3,125,654	1,643,528
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A,
4.87% (A), 01/25/2034 (B)	242,735	244,852
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	106,738	106,870
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 0.49% (A), 06/25/2035 (B)	245,771	230,440
Series 2006-R1, Class AF1,
1-Month LIBOR + 0.34%, 0.49% (A), 01/25/2036 (B)	2,227,095	2,129,395
Residential Asset Securitization Trust Series 2007-A2, Class 2A2, 6.50%, 04/25/2037	3,710,795	1,451,700
RFMSI Trust
Series 2003-S9, Class A1,
6.50%, 03/25/2032	2,806	2,943
Series 2005-SA4, Class 1A21,
3.34% (A), 09/25/2035	321,137	242,154
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 0.37% (A), 06/12/2044 (D)	6,199,805	5,802,837
Sequoia Mortgage Trust
Series 2004-12, Class A1,
1-Month LIBOR + 0.54%, 0.69% (A), 01/20/2035	356,762	344,018
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 0.91% (A), 10/20/2027	6,060	5,876
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
2.65% (A), 09/25/2034	30,093	30,462
Series 2004-20, Class 3A1,
2.98% (A), 01/25/2035	32,816	33,062
Series 2005-1, Class 1A1,
2.99% (A), 02/25/2035	144,226	142,673
Series 2005-17, Class 3A1,
3.20% (A), 08/25/2035	29,040	27,484
Series 2005-18, Class 3A1,
2.99% (A), 09/25/2035	726,365	582,807
Series 2006-8, Class 1A2,
3.28% (A), 09/25/2036	2,205,744	1,894,770
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.50%, 0.65% (A), 07/19/2035	32,721	31,364
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.50%, 0.65% (A), 07/19/2035	21,784	20,788

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust (continued)
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.50%, 0.65% (A), 07/19/2035	$ 53,468	$ 52,956
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.56%, 0.71% (A), 02/25/2036	119,904	112,678
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 0.81% (A), 09/19/2032	7,779	7,642
Structured Asset Securities Corp. Trust Series 2005-5, Class 2A2, 5.50%, 04/25/2035	1,589,265	1,553,734
Towd Point Mortgage Funding
Series 2019-A13A, Class A1,
SONIA + 0.90%, 0.96% (A), 07/20/2045 (B)	GBP 20,972,259	28,641,523
Series 2019-GR4A, Class A1,
3-Month LIBOR + 1.03%, 1.07% (A), 10/20/2051 (B)	11,268,431	15,453,814
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A,
2.78% (A), 09/25/2033	$440,570	421,930
Series 2005-AR13, Class A1A1,
1-Month LIBOR + 0.58%, 0.73% (A), 10/25/2045	1,317,716	1,291,290
Series 2006-AR10, Class 1A1,
3.01% (A), 09/25/2036	442,535	422,279
Series 2006-AR7, Class 2A,
12-MTA + 0.98%, 1.59% (A), 07/25/2046	93,079	85,679
Series 2007-HY1, Class 1A1,
3.51% (A), 02/25/2037	227,251	205,326
Series 2007-HY1, Class 3A3,
3.68% (A), 02/25/2037	2,114,635	2,038,592
Series 2007-HY4, Class 2A2,
3.26% (A), 04/25/2037	1,985,907	1,807,610

Total Mortgage-Backed Securities (Cost $199,182,359)		209,018,567

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
Florida - 0.2%
State Board of Administration Finance Corp., Revenue Bonds, Series A, 1.26%, 07/01/2025	5,500,000	5,626,005

Illinois - 0.1%
State of Illinois, General Obligation Unlimited, 6.63%, 02/01/2035	2,000,000	2,291,300

New York - 0.2%
New York State Urban Development Corp., Revenue Bonds, 1.78%, 03/15/2028	3,500,000	3,599,330

Total Municipal Government Obligations (Cost $11,111,083)		11,516,635

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.5%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.35%, 2.01% (A), 09/01/2035	$ 26,577	$ 27,423
12-Month LIBOR + 1.87%, 2.46% (A), 09/01/2035	138,788	139,763
1-Year CMT + 2.23%, 2.95% (A), 08/01/2023	4,672	4,688
3.50%, 03/01/2048 - 08/01/2049	2,258,678	2,462,599
4.00%, 12/01/2047 - 04/01/2048	2,089,801	2,240,404
5.00%, 04/01/2023 - 06/01/2026	2,111,771	2,216,779
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.22% (A), 08/25/2022	16,338,470	279,904
Federal Home Loan Mortgage Corp. REMIC 1-Month LIBOR + 0.35%, 0.51% (A), 12/15/2029	13,158	13,150
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 1.81% (A), 10/25/2044	475,420	484,535
12-MTA + 1.40%, 2.01% (A), 07/25/2044	229,303	231,405
6.50%, 07/25/2043	39,111	48,560
Federal National Mortgage Association
12-Month LIBOR + 1.34%, 1.72% (A), 12/01/2034	3,176	3,269
12-MTA + 1.20%, 1.94% (A), 06/01/2043	53,493	53,866
6-Month LIBOR + 1.61%, 2.11% (A), 08/01/2036	32,479	32,691
6-Month LIBOR + 1.75%, 2.12% (A), 05/01/2035	48,237	48,728
1-Year CMT + 1.81%, 2.14% (A), 08/01/2035	6,900	6,970
6-Month LIBOR + 1.38%, 2.26% (A), 08/01/2035	201,035	203,309
1-Year CMT + 2.18%, 2.32% (A), 10/01/2035	3,273	3,293
1-Year CMT + 2.04%, 2.33% (A), 09/01/2035	139,943	142,497
1-Year CMT + 2.16%, 2.53% (A), 07/01/2032	2,767	2,760
1-Year CMT + 2.24%, 3.00% (A), 01/01/2036	1,923,477	2,022,166
3.00%, 08/01/2049	2,247,719	2,410,081
1-Year CMT + 2.22%, 3.04% (A), 01/01/2028	9,314	9,289
3.50%, 05/01/2049	1,467,485	1,589,407
4.00%, 12/01/2040 - 02/01/2048	4,551,256	4,871,568
4.50%, 07/01/2041 - 12/01/2047	6,939,375	7,563,030
5.00%, 12/01/2022 - 06/01/2037	2,835,039	2,984,198
5.50%, 01/01/2025 - 09/01/2027	41,708	44,075
Government National Mortgage Association
1-Month LIBOR + 0.37%, 0.51% (A), 10/20/2066	30,596	30,594
1-Month LIBOR + 0.58%, 0.72% (A), 06/20/2065	4,063,301	4,084,831

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
1-Month LIBOR + 0.60%, 0.74% (A), 04/20/2065 - 10/20/2065	$ 35,022,128	$ 35,199,295
1-Month LIBOR + 0.62%, 0.76% (A), 09/20/2065	4,747,576	4,779,415
1-Month LIBOR + 0.70%, 0.84% (A), 10/20/2065	69,129	69,433
1-Month LIBOR + 0.75%, 0.89% (A), 08/20/2067	2,954,141	2,990,366
1-Month LIBOR + 0.77%, 0.91% (A), 10/20/2066	6,452,626	6,516,035
1-Month LIBOR + 0.78%, 0.92% (A), 09/20/2066	9,151,552	9,261,521
1-Month LIBOR + 0.80%, 0.94% (A), 06/20/2066	4,940,844	5,006,126
1-Month LIBOR + 0.95%, 1.09% (A), 12/20/2066	2,295,897	2,335,735
12-Month LIBOR + 0.80%, 1.25% (A), 09/20/2067	4,272,905	4,362,025
3.00%, 11/15/2049	5,179,557	5,397,513
4.00%, 07/15/2049 - 12/15/2049	3,839,333	4,069,610
4.50%, 06/20/2048	2,618,734	2,833,750
4.50%, TBA (C)	72,100,000	77,203,328
5.00%, 08/20/2048 - 10/20/2049	15,954,025	17,446,420
Uniform Mortgage-Backed Security
2.00%, TBA (C)	136,700,000	141,538,025
2.50%, TBA (C)	104,200,000	109,503,713
3.00%, TBA (C)	127,300,000	133,386,019
3.50%, TBA (C)	42,620,000	45,112,271
5.00%, TBA (C)	3,800,000	3,988,342

Total U.S. Government Agency Obligations (Cost $642,011,141)		645,254,774

U.S. GOVERNMENT OBLIGATIONS - 20.8%
U.S. Treasury - 20.8%
U.S. Treasury Bond
1.38%, 11/15/2040	21,400,000	21,159,250
1.38%, 08/15/2050 (K)	37,100,000	34,746,469
1.63%, 11/15/2050	18,900,000	18,829,125
2.75%, 08/15/2042 (K) (M)	9,600,000	11,901,750
2.75%, 11/15/2042 (M)	1,300,000	1,610,629
2.88%, 05/15/2043 - 08/15/2045 (K) (M)	25,500,000	32,332,184
3.00%, 05/15/2045 (M)	21,700,000	28,154,902
3.13%, 08/15/2044 (M)	49,900,000	65,811,473
3.38%, 05/15/2044 (M)	42,300,000	57,846,902
3.75%, 11/15/2043 (M)	5,800,000	8,348,375
4.25%, 05/15/2039 (K) (M)	2,000,000	2,967,969
4.38%, 11/15/2039 - 05/15/2040	1,800,000	2,727,469
4.50%, 08/15/2039 (M)	3,100,000	4,743,000
4.63%, 02/15/2040	1,100,000	1,714,840
U.S. Treasury Note
1.75%, 09/30/2022 (N) (O) (P)	5,600,000	5,758,156
1.75%, 06/30/2024 (K) (M)	19,500,000	20,551,172
1.88%, 07/31/2022 - 08/31/2022 (M) (N) (O) (P)	48,800,000	50,170,004
2.00%, 10/31/2022	200,000	206,836
2.25%, 10/31/2024 (M) (N) (O) (P)	14,500,000	15,611,289

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.25%, 08/15/2027 (K) (M)	$ 39,100,000	$ 43,355,179
2.63%, 02/15/2029 (K) (M)	22,800,000	26,173,687

Total U.S. Government Obligations (Cost $400,239,355)		454,720,660

	Shares	Value
PREFERRED STOCK - 0.9%
Wireless Telecommunication Services - 0.9%
AT&T Mobility II LLC, Series A, 7.00% (Q) (R) (S)	696,035	18,691,132

Total Preferred Stock (Cost $18,826,297)		18,691,132

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.4%
U.S. Treasury Bill
0.07% (Q), 01/14/2021 - 01/21/2021 (O)	$5,800,000	5,799,905
0.09% (Q), 03/04/2021 (O) (P)	3,700,000	3,699,575

Total Short-Term U.S. Government Obligations (Cost $9,499,238)		9,499,480

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (Q)	12,304,459	12,304,459

Total Other Investment Company (Cost $12,304,459)		12,304,459

	Principal	Value
REPURCHASE AGREEMENTS - 6.2%
BofA Securities, Inc., 0.11% (Q), dated 12/31/2020, to be repurchased at $100,901,233 on 01/04/2021. Collateralized by a U.S. Government Obligation, 3.00%, due 05/15/2045, and with a value of $103,349,873.	$100,900,000	$ 100,900,000
Fixed Income Clearing Corp., 0.00% (Q), dated 12/31/2020, to be repurchased at $34,869,703 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $35,567,184.	34,869,703	34,869,703

Total Repurchase Agreements (Cost $135,769,703)		135,769,703

Total Investments Before Securities Sold Short (Cost $2,584,087,725)		2,705,246,671

TBA SHORT COMMITMENT - (1.5)%
U.S. GOVERNMENT AGENCY OBLIGATION - (1.5)%
Uniform Mortgage-Backed Security 2.50%, TBA (C)	(30,700,000)	(32,308,286)

Total TBA Short Commitment (Proceeds $(32,200,822))		(32,308,286)

Net Other Assets (Liabilities), Net of Securities Sold Short - (22.3)%		(487,121,125)

Net Assets - 100.0%		$2,185,817,260

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	JPM		Pay	102.13%	03/04/2021	USD	4,200,000	$(13,125)	$(4,071)
Put - 5-Year	JPM		Pay	102.19	02/04/2021	USD	9,700,000	(24,250)	(21,348)
Put - 5-Year	JPM		Pay	102.27	02/04/2021	USD	3,600,000	(8,719)	(8,132)
Put - 5-Year	JPM		Pay	103.58	03/11/2021	USD	4,800,000	(11,250)	(21,600)
Put - 5-Year	JPM		Pay	103.77	02/11/2021	USD	9,900,000	(16,242)	(8,925)

Total								$(73,586)	$(64,076)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(73,586)	$(64,076)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (T)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020 (U)	Notional Amount (V)		Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
General Electric Co., 2.70%, 10/09/2022	1.00%	Quarterly	12/20/2023	0.57%	USD	3,600,000	$46,430	$(80,565)	$126,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (continued) (T)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020 (U)	Notional Amount (V)		Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
General Electric Co., 2.70%, 10/09/2022	1.00%	Quarterly	06/20/2024	0.68%	USD	4,500,000	$52,912	$(60,399)	$113,311
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2024	0.76	USD	2,400,000	22,776	(29,351)	52,127
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	0.24	EUR	6,400,000	94,357	9,795	84,562

Total							$216,475	$(160,520)	$376,995

Credit Default Swap Agreements on Credit Indices - Buy Protection
Reference Obligation	Fixed Rate Payable	Payment Frequency	Maturity Date	Notional Amount (V)		Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 35	5.00%	Quarterly	12/20/2025	USD	26,700,000	$(2,527,229)	$(1,901,562)	$(625,667)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	09/24/2026	JPY	995,000,000	$(36,739)	$1,117	$(37,856)
6-Month JPY-LIBOR	Receive	0.04	Semi-Annually	03/10/2038	JPY	375,000,000	(113,808)	—	(113,808)
6-Month JPY-LIBOR	Receive	0.04	Semi-Annually	03/10/2038	JPY	375,000,000	(111,230)	—	(111,230)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/18/2026	JPY	2,180,000,000	(31,876)	(14,023)	(17,853)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	818,000,000	(12,430)	110	(12,540)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	818,000,000	(12,862)	110	(12,972)
6-Month JPY-LIBOR	Receive	0.07	Semi-Annually	09/18/2026	JPY	1,360,000,000	(24,129)	(8,251)	(15,878)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/20/2026	JPY	409,000,000	(11,752)	—	(11,752)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/13/2026	JPY	820,000,000	(25,188)	—	(25,188)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	09/13/2026	JPY	1,640,000,000	(52,955)	—	(52,955)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	08/28/2039	JPY	320,000,000	(82,319)	(378)	(81,941)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	1,950,000,000	(431,698)	161,742	(593,440)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	1,130,000,000	(249,125)	21,787	(270,912)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	7,010,000,000	(1,252,405)	(255,869)	(996,536)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	10,790,000,000	(1,936,109)	(335,624)	(1,600,485)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	2,830,000,000	(609,320)	(22,760)	(586,560)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/20/2028	JPY	1,710,000,000	(384,897)	86,922	(471,819)
6-Month JPY-LIBOR	Receive	0.38	Semi-Annually	06/18/2028	JPY	7,090,000,000	1,993,263	213,444	1,779,819
6-Month JPY-LIBOR	Pay	0.40	Semi-Annually	06/18/2028	JPY	1,040,000,000	(306,799)	(641)	(306,158)
6-Month JPY-LIBOR	Pay	0.45	Semi-Annually	03/20/2029	JPY	1,150,000,000	(419,598)	(64,677)	(354,921)
6-Month JPY-LIBOR	Pay	0.71	Semi-Annually	10/31/2038	JPY	930,000,000	(765,942)	52,730	(818,672)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	1,904,000,000	(1,714,073)	67,939	(1,782,012)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	12/20/2038	JPY	2,633,000,000	(2,352,604)	126,487	(2,479,091)
6-Month JPY-LIBOR	Pay	0.79	Semi-Annually	11/12/2038	JPY	470,000,000	(451,455)	1,427	(452,882)
6-Month JPY-LIBOR	Pay	0.80	Semi-Annually	10/22/2038	JPY	320,000,000	(317,026)	851	(317,877)
6-Month JPY-LIBOR	Receive	1.00	Semi-Annually	03/21/2048	JPY	110,000,000	181,205	256,258	(75,053)
12-Month GBP-SONIA	Pay	0.50	Annually	06/16/2051	GBP	29,500,000	(2,245,194)	(2,037,254)	(207,940)
BRL-CDI	Pay	2.85	Maturity	01/03/2022	BRL	79,700,000	(2,567)	(437)	(2,130)
BRL-CDI	Pay	2.86	Maturity	01/03/2022	BRL	54,000,000	(4,185)	—	(4,185)
BRL-CDI	Pay	2.87	Maturity	01/03/2022	BRL	20,200,000	(1,537)	(19)	(1,518)
BRL-CDI	Pay	2.87	Maturity	01/03/2022	BRL	28,000,000	(2,354)	—	(2,354)
BRL-CDI	Pay	2.88	Maturity	01/03/2022	BRL	22,000,000	(2,811)	—	(2,811)
BRL-CDI	Receive	3.36	Maturity	01/03/2022	BRL	1,067,900,000	1,673,691	265,116	1,408,575

Total							$(10,116,828)	$(1,483,893)	$(8,632,935)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (T)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020 (U)	Notional Amount (V)	Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	GSI	1.00%	Quarterly	06/20/2024	1.54%	USD 6,400,000	$(116,469)	$(176,761)	$60,292

Credit Default Swap Agreements on Credit Indices - Sell Protection (T)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (V)		Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCLY	0.11%	Monthly	05/25/2046	USD	2,539,921	$(118,238)	$(516,593)	$398,355

									Value
OTC Swap Agreements, at value (Liabilities)									$(234,707)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	698	03/22/2021	$96,247,173	$96,378,531	$131,358	$—
30-Year U.S. Treasury Bond	80	03/22/2021	14,033,220	13,855,000	—	(178,220)
German Euro BUXL	11	03/08/2021	3,018,490	3,026,809	8,319	—
U.S. Treasury Ultra Bond	45	03/22/2021	9,644,482	9,610,313	—	(34,169)

Total					$139,677	$(212,389)

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(440)	03/31/2021	$(55,377,661)	$(55,512,188)	$—	$(134,527)

Total					$—	$(134,527)

Total Futures Contracts					$139,677	$(346,916)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	01/05/2021	USD	129,635	BRL	687,964	$—	$(2,830)
BCLY	01/05/2021	BRL	687,964	USD	132,385	80	—
BCLY	02/19/2021	USD	2,557,668	GBP	1,904,000	—	(46,911)
BCLY	02/19/2021	GBP	918,000	USD	1,240,268	15,511	—
BNP	01/08/2021	CAD	5,963,000	USD	4,638,088	46,727	—
BNP	02/19/2021	USD	5,612,348	AUD	7,745,000	—	(361,389)
BNP	02/19/2021	AUD	1,511,000	USD	1,113,064	52,373	—
BOA	02/19/2021	USD	2,408,386	EUR	2,019,000	—	(60,921)
BOA	02/19/2021	USD	124,185,360	GBP	94,154,000	—	(4,612,710)
BOA	02/19/2021	AUD	8,265,000	USD	6,125,688	249,126	—
BOA	03/15/2021	USD	932,573	PEN	3,341,409	9,404	—
CITI	01/05/2021	USD	132,385	BRL	687,964	—	(80)
CITI	01/05/2021	BRL	687,964	USD	135,961	—	(3,496)
CITI	01/08/2021	USD	7,511,005	CAD	9,761,378	—	(157,996)
CITI	01/25/2021	USD	3,611,000	PEN	13,012,239	15,626	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS (continued) :
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	02/02/2021	USD	135,890	BRL	687,964	$3,501	$—
CITI	02/19/2021	USD	2,398,078	GBP	1,794,000	—	(56,027)
CITI	02/19/2021	EUR	1,409,000	USD	1,678,180	45,076	—
CITI	03/24/2021	USD	3,703,750	PEN	13,386,092	5,669	—
CITI	04/05/2021	USD	20,605,372	BRL	116,000,000	—	(1,672,225)
DUB	03/15/2021	USD	1,468,310	PEN	5,260,955	14,807	—
GSB	03/10/2021	MXN	3,476,000	USD	160,147	13,149	—
HSBC	01/08/2021	CAD	3,645,000	USD	2,845,970	17,715	—
HSBC	02/19/2021	USD	6,576,112	AUD	8,963,000	—	(337,071)
HSBC	02/19/2021	USD	1,110,813	JPY	116,586,018	—	(18,927)
JPM	01/08/2021	USD	1,258,043	CAD	1,637,622	—	(28,550)
JPM	01/08/2021	CAD	1,603,000	USD	1,253,396	5,997	—
JPM	10/04/2021	USD	20,395,604	BRL	116,000,000	—	(1,640,577)
SCB	02/11/2021	USD	197,261	ILS	677,419	—	(13,701)
SCB	02/19/2021	USD	2,339,930	AUD	3,200,000	—	(128,238)
SCB	02/19/2021	GBP	28,426,000	USD	37,967,625	917,754	—
SCB	02/19/2021	AUD	2,063,000	USD	1,525,401	65,795	—
UBS	02/19/2021	USD	42,900,738	EUR	36,227,000	—	(1,406,150)

Total						$1,478,310	$(10,547,799)

INVESTMENT VALUATION:

Valuation Inputs (X)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$223,623,756	$—	$223,623,756
Corporate Debt Securities	—	862,486,796	—	862,486,796
Foreign Government Obligations	—	118,214,501	—	118,214,501
Loan Assignment	—	4,146,208	—	4,146,208
Mortgage-Backed Securities	—	209,018,567	—	209,018,567
Municipal Government Obligations	—	11,516,635	—	11,516,635
U.S. Government Agency Obligations	—	645,254,774	—	645,254,774
U.S. Government Obligations	—	454,720,660	—	454,720,660
Preferred Stock	—	18,691,132	—	18,691,132
Short-Term U.S. Government Obligations	—	9,499,480	—	9,499,480
Other Investment Company	12,304,459	—	—	12,304,459
Repurchase Agreements	—	135,769,703	—	135,769,703

Total Investments	$12,304,459	$2,692,942,212	$—	$2,705,246,671

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$216,475	$—	$216,475
Centrally Cleared Interest Rate Swap Agreements	—	3,858,310	—	3,858,310
Futures Contracts (Y)	139,677	—	—	139,677
Forward Foreign Currency Contracts (Y)	—	1,478,310	—	1,478,310

Total Other Financial Instruments	$139,677	$5,553,095	$—	$5,692,772

LIABILITIES
TBA Short Commitment
U.S. Government Agency Obligation	$—	$(32,308,286)	$—	$(32,308,286)

Total Securities Sold Short	$—	$(32,308,286)	$—	$(32,308,286)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION (continued):

Valuation Inputs (X) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Over-the-Counter Interest Rate Swaptions Written	$—	$(64,076)	$—	$(64,076)
Centrally Cleared Credit Default Swap Agreements	—	(2,527,229)	—	(2,527,229)
Centrally Cleared Interest Rate Swap Agreements	—	(13,975,138)	—	(13,975,138)
Over-the-Counter Credit Default Swap Agreements	—	(234,707)	—	(234,707)
Futures Contracts (Y)	(346,916)	—	—	(346,916)
Forward Foreign Currency Contracts (Y)	—	(10,547,799)	—	(10,547,799)

Total Other Financial Instruments	$(346,916)	$(27,348,949)	$—	$(27,695,865)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $525,073,265, representing 24.0% of the Portfolio’s net assets.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2020, the total value of Regulation S securities is $104,329,577, representing 4.8% of the Portfolio’s net assets.
(E)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2020, the total value of such securities is $381,155, representing less than 0.1% of the Portfolio’s net assets.
(F)	Non-income producing security.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2020; the maturity date disclosed is the ultimate maturity date.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(K)	All or a portion of the securities are on loan. The total value of all securities on loan is $127,291,514, collateralized by cash collateral of $12,304,459 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $117,597,819. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(L)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2020, the total value of such securities is $5,358,174, representing 0.2% of the Portfolio’s net assets.
(M)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the year ended December 31, 2020 was $9,563,938 at a weighted average interest rate of 0.4%.
(N)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $1,381,502.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $10,014,720.
(P)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $15,342,288.
(Q)	Rates disclosed reflect the yields at December 31, 2020.
(R)	Restricted security. At December 31, 2020, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Preferred Stock	AT&T Mobility II LLC Series A 7.00%, 10/20/2022	09/24/2020	$18,826,297	$18,691,132	0.9%

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(S)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the value of the security is $18,691,132, representing 0.9% of the Portfolio’s net assets.
(T)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(U)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(V)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(W)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(X)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(Y)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
UBS	UBS AG

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BRL-CDI	Brazil Interbank Deposit Rate
BUXL	Bundesanleihen (German Long-Term Debt)
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $2,448,318,022) (including securities loaned of $127,291,514)	$2,569,476,968
Repurchase agreement, at value (cost $135,769,703)	135,769,703
Cash	196,238
Cash collateral pledged at broker for:
Centrally cleared swap agreements	3,379,000
Foreign currency, at value (cost $3,327,241)	3,339,217
Receivables and other assets:
Investments sold	41,529,639
When-issued, delayed-delivery, forward and TBA commitments sold	960,874,165
Net income from securities lending	17,074
Shares of beneficial interest sold	540,486
Interest	12,376,580
Variation margin receivable on centrally cleared swap agreements	1,500,306
Variation margin receivable on futures contracts	619,181
Unrealized appreciation on forward foreign currency contracts	1,478,310

Total assets	3,731,096,867

Liabilities:
TBA short commitments, at value (proceeds $32,200,822)	32,308,286
Cash collateral received upon return of:
Securities on loan	12,304,459
Cash collateral at broker for:
TBA commitments	3,953,000
OTC derivatives (A)	480,000
Written options and swaptions, at value (premium received $73,586)	64,076
OTC swap agreements, at value	234,707
Payables and other liabilities:
Investments purchased	22,396,389
When-issued, delayed-delivery, forward and TBA commitments purchased	1,461,202,887
Shares of beneficial interest redeemed	100,830
Investment management fees	1,161,626
Distribution and service fees	172,207
Transfer agent costs	3,426
Trustees, CCO and deferred compensation fees	10,940
Audit and tax fees	48,053
Custody fees	103,052
Legal fees	12,090
Printing and shareholder reports fees	142,443
Other accrued expenses	33,337
Unrealized depreciation on forward foreign currency contracts	10,547,799

Total liabilities	1,545,279,607

Net assets	$2,185,817,260

Net assets consist of:
Capital stock ($0.01 par value)	$1,816,789
Additional paid-in capital	1,976,441,765
Total distributable earnings (accumulated losses)	207,558,706

Net assets	$2,185,817,260

Net assets by class:
Initial Class	$1,372,817,684
Service Class	812,999,576

Shares outstanding:
Initial Class	113,681,221
Service Class	67,997,725

Net asset value and offering price per share:
Initial Class	$12.08
Service Class	11.96

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$304,515
Interest income	64,383,743
Net income from securities lending	271,876

Total investment income	64,960,134

Expenses:
Investment management fees	14,011,211
Distribution and service fees:
Service Class	2,050,826
Transfer agent costs	32,673
Trustees, CCO and deferred compensation fees	70,237
Audit and tax fees	76,380
Custody fees	328,126
Legal fees	143,519
Printing and shareholder reports fees	143,576
Interest expense on sale-buybacks	3,164
Other	114,025

Total expenses	16,973,737

Net investment income (loss)	47,986,397

Net realized gain (loss) on:
Investments	94,871,492
Written options and swaptions	1,323,543
Swap agreements	1,623,003
Futures contracts	(5,046,391)
Forward foreign currency contracts	1,863,548
Foreign currency transactions	(2,007,777)
TBA short commitments	(2,326,863)

Net realized gain (loss)	90,300,555

Net change in unrealized appreciation (depreciation) on:
Investments	26,870,773
Written options and swaptions	(44,109)
Swap agreements	(4,275,706)
Futures contracts	(885,895)
Forward foreign currency contracts	2,544,907
Translation of assets and liabilities denominated in foreign currencies	630,302
TBA short commitments	(87,917)

Net change in unrealized appreciation (depreciation)	24,752,355

Net realized and change in unrealized gain (loss)	115,052,910

Net increase (decrease) in net assets resulting from operations	$163,039,307

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$47,986,397	$67,549,777
Net realized gain (loss)	90,300,555	37,462,285
Net change in unrealized appreciation (depreciation)	24,752,355	108,914,944

Net increase (decrease) in net assets resulting from operations	163,039,307	213,927,006

Dividends and/or distributions to shareholders:
Initial Class	(62,764,971)	(45,672,860)
Service Class	(36,606,450)	(18,344,157)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(99,371,421)	(64,017,017)

Capital share transactions:
Proceeds from shares sold:
Initial Class	67,217,936	126,271,499
Service Class	48,389,053	19,450,981

	115,606,989	145,722,480

Dividends and/or distributions reinvested:
Initial Class	62,764,971	45,672,860
Service Class	36,606,450	18,344,157

	99,371,421	64,017,017

Cost of shares redeemed:
Initial Class	(606,166,618)	(303,777,250)
Service Class	(103,765,972)	(78,265,611)

	(709,932,590)	(382,042,861)

Net increase (decrease) in net assets resulting from capital share transactions	(494,954,180)	(172,303,364)

Net increase (decrease) in net assets	(431,286,294)	(22,393,375)

Net assets:
Beginning of year	2,617,103,554	2,639,496,929

End of year	$2,185,817,260	$2,617,103,554

Capital share transactions - shares:
Shares issued:
Initial Class	5,573,416	10,991,269
Service Class	4,042,103	1,681,878

	9,615,519	12,673,147

Shares reinvested:
Initial Class	5,247,907	3,893,679
Service Class	3,089,152	1,577,314

	8,337,059	5,470,993

Shares redeemed:
Initial Class	(50,637,878)	(26,312,707)
Service Class	(8,736,227)	(6,837,644)

	(59,374,105)	(33,150,351)

Net increase (decrease) in shares outstanding:
Initial Class	(39,816,555)	(11,427,759)
Service Class	(1,604,972)	(3,578,452)

	(41,421,527)	(15,006,211)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.77	$11.12	$11.56	$11.13	$11.11

Investment operations:
Net investment income (loss) (A)	0.27	0.31	0.27	0.24	0.28	(B)
Net realized and unrealized gain (loss)	0.61	0.63	(0.35)	0.30	0.03	(C)

Total investment operations	0.88	0.94	(0.08)	0.54	0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.29)	(0.30)	—	(0.28)
Net realized gains	(0.05)	—	(0.06)	(0.11)	(0.01)

Total dividends and/or distributions to shareholders	(0.57)	(0.29)	(0.36)	(0.11)	(0.29)

Net asset value, end of year	$12.08	$11.77	$11.12	$11.56	$11.13

Total return	7.68%	8.41%	(0.65)%	4.89%	2.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,372,817	$1,805,918	$1,833,477	$1,920,197	$1,858,007
Expenses to average net assets
Excluding waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.67%	0.67%	0.69%	0.68%	0.68%
Including waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.67%	0.67%	0.69%	0.68%	0.67	%(B)
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	0.67%	0.67%	0.69%	0.68%	0.67%
Net investment income (loss) to average net assets	2.24%	2.63%	2.37%	2.09%	2.52	%(B)
Portfolio turnover rate (D)	30%	27%	42%	61%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.65	$11.01	$11.46	$11.06	$11.04

Investment operations:
Net investment income (loss) (A)	0.24	0.27	0.24	0.21	0.26	(B)
Net realized and unrealized gain (loss)	0.61	0.63	(0.36)	0.30	0.02	(C)

Total investment operations	0.85	0.90	(0.12)	0.51	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.26)	(0.27)	—	(0.25)
Net realized gains	(0.05)	—	(0.06)	(0.11)	(0.01)

Total dividends and/or distributions to shareholders	(0.54)	(0.26)	(0.33)	(0.11)	(0.26)

Net asset value, end of year	$11.96	$11.65	$11.01	$11.46	$11.06

Total return	7.40%	8.22%	(1.02)%	4.64%	2.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$813,000	$811,186	$806,020	$901,555	$926,441
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.92%	0.92%	0.94%	0.93%	0.93%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.92%	0.92%	0.94%	0.93%	0.92	%(B)
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	0.92%	0.92%	0.94%	0.93%	0.92%
Net investment income (loss) to average net assets	1.99%	2.38%	2.11%	1.84%	2.28	%(B)
Portfolio turnover rate (D)	30%	27%	42%	61%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2020. Open funded loan participations and assignments at December 31, 2020, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2020, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/ deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2020, the Portfolio’s average borrowings are as follows:

Average Daily Borrowings	Weighted Average Interest Rate
$ 855,136	0.36%

Open reverse repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2020, the Portfolio earned price drop fee income of $9,150. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open sale-buyback financing transactions at December 31, 2020, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$6,386,593	$—	$—	$—	$6,386,593
U.S. Government Obligations	5,917,866	—	—	—	5,917,866
Total Securities Lending Transactions	$12,304,459	$—	$—	$—	$12,304,459
Total Borrowings	$12,304,459	$—	$—	$—	$12,304,459

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2020, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$3,858,310	$—	$—	$216,475	$—	$4,074,785
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	139,677	—	—	—	—	139,677
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	1,478,310	—	—	—	1,478,310
Total	$3,997,987	$1,478,310	$—	$216,475	$—	$5,692,772

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value	$(64,076)	$—	$—	$—	$—	$(64,076)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(13,975,138)	—	—	(2,527,229)	—	(16,502,367)
OTC swaps:
OTC swap agreements, at value	—	—	—	(234,707)	—	(234,707)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(346,916)	—	—	—	—	(346,916)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(10,547,799)	—	—	—	(10,547,799)
Total	$(14,386,130)	$(10,547,799)	$—	$(2,761,936)	$—	$(27,695,865)

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)

Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(75,198)	$—	$—	$—	$—	$(75,198)
Written options and swaptions	1,259,930	63,613	—	—	—	1,323,543
Swap agreements	1,077,758	—	—	545,245	—	1,623,003
Futures contracts	(5,046,391)	—	—	—	—	(5,046,391)
Forward foreign currency contracts	—	1,863,548	—	—	—	1,863,548
Total	$(2,783,901)	$1,927,161	$—	$545,245	$—	$(311,495)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$35,735	$—	$—	$—	$—	$35,735
Written options and swaptions	(44,109)	—	—	—	—	(44,109)
Swap agreements	(3,438,170)	—	—	(837,536)	—	(4,275,706)
Futures contracts	(885,895)	—	—	—	—	(885,895)
Forward foreign currency contracts	—	2,544,907	—	—	—	2,544,907
Total	$(4,332,439)	$2,544,907	$—	$(837,536)	$—	$(2,625,068)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Options:
Average value of option contracts purchased	$44,927
Average value of option contracts written	(299,618)
Average notional value of swaption contracts written	(16,069,231)
Credit default swaps:
Average notional value – buy protection	5,953,846
Average notional value – sell protection	35,375,675
Interest rate swaps:
Average notional value – pays fixed rate	392,736,048
Average notional value – receives fixed rate	272,920,736
Futures contracts:
Average notional value of contracts – long	388,680,838
Average notional value of contracts – short	(232,164,320)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	184,627,846
Average contract amounts sold – in USD	347,404,524

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$258,530	$(258,530)	$—	$—	$4,673,631	$(258,530)	$—	$4,415,101
Barclays Bank PLC	15,591	(15,591)	—	—	167,979	(15,591)	—	152,388
BNP Paribas	99,100	(99,100)	—	—	361,389	(99,100)	—	262,289
Citibank, N.A.	69,872	(69,872)	—	—	1,889,824	(69,872)	—	1,819,952
Deutsche Bank AG	14,807	—	(14,807)	—	—	—	—	—
Goldman Sachs Bank	13,149	—	—	13,149	—	—	—	—
Goldman Sachs International	—	—	—	—	116,469	—	—	116,469
HSBC Bank USA	17,715	(17,715)	—	—	355,998	(17,715)	—	338,283
JPMorgan Chase Bank, N.A.	5,997	(5,997)	—	—	1,733,203	(5,997)	—	1,727,206
Standard Chartered Bank	983,549	(141,939)	—	841,610	141,939	(141,939)	—	—
UBS AG	—	—	—	—	1,406,150	—	—	1,406,150
Other Derivatives (C)	4,214,462	—	—	4,214,462	16,849,283	—	—	16,849,283

Total	$5,692,772	$(608,744)	$(14,807)	$5,069,221	$27,695,865	$(608,744)	$—	$27,087,121

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)

Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.68%
Over $250 million up to $500 million	0.67
Over $500 million up to $750 million	0.66
Over $750 million up to $1 billion	0.63
Over $1 billion up to $3 billion	0.60
Over $3 billion	0.57

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.80%	May 1, 2021
Service Class	1.05	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 342,101,862	$ 351,992,640	$ 857,108,534	$ 899,103,057

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, swaps, forward contracts mark-to-market, futures contracts mark-to-market, straddle loss deferrals, interest written off and added back, defaulted bond income accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,599,684,021	$ 132,821,702	$ (35,732,207)	$ 97,089,495

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 99,371,421	$ —	$ —	$ 64,017,017	$ —	$ —

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 116,820,731	$ 31,421,276	$ —	$ —	$ (38,256,012)	$ 97,572,711

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Total Return VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Total Return VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

At the beginning of 2020, the U.S. macro numbers were generally as good as they have been since the Global Financial Crisis in 2008-09, China had been stimulating its economy, corporate spreads ended the year at the tight end of their historical range, commodity prices had steadily improved, and oil began 2020 at just above $61 per barrel. The lower bound of the federal funds rate was 1.50% in November 2019 and the 10-year Treasury yield had been steadily rising along with the improving economy and had closed 2019 at 1.92% and finished 2020 at 93 basis points. Inflation-linked securities outperformed their nominal Treasury peers as 10-year breakevens began 2020 at 177 basis points and ended 2020 at 199 basis points. The U.S. dollar (“USD”) had risen into March and then sold off as the U.S. Federal Reserve (the “Fed”) began its enormous purchase program.

However, the environment changed rapidly with the onset of COVID-19 in late February and early March. The economic deterioration occurred across the board, impacting commodity-linked corporates especially negatively.

PERFORMANCE

For the year ended December 31, 2020, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned 9.01%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Treasury Inflation Protected Securities Index and the Bloomberg Barclays Global Inflation Linked Bond Index, returned 10.99% and 12.67%, respectively.

STRATEGY REVIEW

The USD’s volatility was the main driver of Portfolio performance over the fiscal year. The USD was down -6.69% for the year, while the Portfolio was long EU and UK bonds, and short the euro and pound via three-month currency forwards to hedge the USD-denominated Portfolio. The European bonds, with yields that were already negative, did not rally as much as their U.S. equivalents, which led to a lower total return while the Portfolio was also short the euro. This resulted in underperformance from asset allocation that drove the Portfolio’s relative performance for the year. Oil-related bonds, which took a hit in the first quarter, also detracted during the year. Contributors to performance were security selection among U.S. Treasury Inflation Protected Securities (“TIPS”) and an allocation to U.S. industrial corporate credits.

The top performing inflation index-linked countries for the year were New Zealand, Australia, and Canada, which the Portfolio was overweight, thereby contributing to performance. The Portfolio was underweight UK linkers (inflation-linked bonds), which hurt performance. The sub-adviser has favored the natural-resource-heavy countries of Canada, Australia, and New Zealand, and continues to favor commodity-based credits.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	50.5%
Foreign Government Obligations	24.5
Corporate Debt Securities	23.2
Other Investment Company	1.6
Short-Term Investment Company	1.0
Mortgage-Backed Securities	0.7
Preferred Stock	0.3
Asset-Backed Security	0.2
Net Other Assets (Liabilities) ^	(2.0)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	9.12
Duration †	7.86

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	50.5%
AAA	7.7
AA	9.6
A	6.5
BBB	20.2
BB	3.2
B	0.3
Not Rated	4.0
Net Other Assets (Liabilities) ^	(2.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.01%	4.66%	2.74%	05/01/2011
Bloomberg Barclays US Treasury Inflation Protected Securities Index (A)	10.99%	5.08%	3.45%
Bloomberg Barclays Global Inflation Linked Bond Index (B)	12.67%	5.68%	3.44%
Service Class	8.69%	4.39%	2.66%	05/01/2011

(A) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Debt income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,050.50	$3.20	$1,022.00	$3.15	0.62%
Service Class	1,000.00	1,049.00	4.38	1,020.90	4.32	0.85

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Principal	Value
ASSET-BACKED SECURITY - 0.2%
STORE Master Funding I-VII Series 2018-1A, Class A1, 3.96%, 10/20/2048 (A)	$ 382,804	$ 399,907

Total Asset-Backed Security (Cost $382,705)		399,907

CORPORATE DEBT SECURITIES - 23.2%
Banks - 11.0%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (B), 01/19/2021 (C) (D)	779,000	774,131
Bank of America Corp.
CPI-YoY + 1.10%, 2.47% (B), 11/19/2024, MTN	5,000,000	5,079,100
4.18%, 11/25/2027, MTN	626,000	726,214
Fixed until 04/24/2037, 4.24% (B), 04/24/2038	891,000	1,097,637
Barclays Bank PLC CPI-YoY + 1.00%, 2.37% (B), 05/22/2023, MTN (E) (F) (G)	2,600,000	2,650,700
BBVA Bancomer SA Fixed until 01/18/2028, 5.13% (B), 01/18/2033 (A)	334,000	359,885
Citigroup, Inc.
1.38 * CPI-YoY, 1.63% (B), 03/27/2025, MTN	1,000,000	1,007,500
4.65%, 07/23/2048 (D)	865,000	1,194,074
Corestates Capital II 3-Month LIBOR + 0.65%, 0.89% (B), 01/15/2027 (A)	244,000	229,458
Credit Agricole SA Fixed until 01/10/2028, 4.00% (B), 01/10/2033 (A)	751,000	839,977
JPMorgan Chase & Co. Fixed until 05/13/2030, 2.96% (B), 05/13/2031	224,000	245,636
Natwest Group PLC
Fixed until 03/08/2022, 2.00% (B), 03/08/2023, MTN (H)	EUR 400,000	500,436
Fixed until 08/28/2030, 3.03% (B), 11/28/2035	$ 499,000	516,071
Fixed until 06/25/2023, 4.52% (B), 06/25/2024	630,000	687,841
Fixed until 08/15/2021 (C), 8.63% (B)	234,000	242,871
Standard Chartered PLC Fixed until 07/26/2025 (C), 6.00% (A) (B)	222,000	237,262
UniCredit SpA Fixed until 06/30/2030, 5.46% (B), 06/30/2035 (A)	660,000	726,223
Zions Bancorp NA 3.25%, 10/29/2029	762,000	802,814

		17,917,830

Building Products - 0.6%
Masco Corp.
2.00%, 10/01/2030	111,000	113,012
3.50%, 11/15/2027	827,000	936,461

		1,049,473

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets - 0.7%
Deutsche Bank AG Fixed until 09/18/2023, 2.22% (B), 09/18/2024	$ 386,000	$ 397,093
Goldman Sachs Group, Inc. Fixed until 11/10/2022 (C), 5.00% (B) (D)	759,000	766,590

		1,163,683

Chemicals - 0.7%
Dow Chemical Co. 5.25%, 11/15/2041	307,000	405,704
Huntsman International LLC 4.50%, 05/01/2029	370,000	426,302
LYB International Finance III LLC 3.80%, 10/01/2060	363,000	389,859

		1,221,865

Equity Real Estate Investment Trusts - 0.3%
VEREIT Operating Partnership, LP 2.85%, 12/15/2032	501,000	523,870

Food Products - 0.5%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (A)	670,000	797,687

Health Care Providers & Services - 0.3%
CVS Health Corp. 1.88%, 02/28/2031	500,000	506,212

Insurance - 0.8%
Athene Holding, Ltd. 3.50%, 01/15/2031	358,000	378,337
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.35% (B), 02/12/2067 (A)	1,051,000	937,124

		1,315,461

Media - 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital 3.85%, 04/01/2061	1,073,000	1,081,742

Metals & Mining - 2.7%
Anglo American Capital PLC 2.63%, 09/10/2030 (A)	291,000	304,295
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030	384,000	412,755
Glencore Funding LLC 4.00%, 04/16/2025 (A)	348,000	389,405
Newcrest Finance Pty, Ltd.
4.20%, 05/13/2050 (A)	179,000	218,798
5.75%, 11/15/2041 (A)	515,000	713,720
Newmont Corp. 2.25%, 10/01/2030	608,000	639,876
Reliance Steel & Aluminum Co. 2.15%, 08/15/2030	148,000	152,059
Teck Resources, Ltd. 6.25%, 07/15/2041	1,076,000	1,375,643
Vale Overseas, Ltd. 3.75%, 07/08/2030	139,000	154,639

		4,361,190

Multi-Utilities - 0.1%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 2.33% (B), 05/15/2067	242,000	207,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 4.1%
Apache Corp.
4.25%, 01/15/2030 (D)	$ 400,000	$ 420,000
4.88%, 11/15/2027	79,000	83,740
BP Capital Markets America, Inc. 3.00%, 02/24/2050	743,000	762,861
Cenovus Energy, Inc. 4.25%, 04/15/2027	474,000	517,619
Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	130,000	144,724
Enable Midstream Partners, LP 4.95%, 05/15/2028	260,000	268,788
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (B), 07/15/2077	874,000	896,304
Energy Transfer Operating, LP
5.80%, 06/15/2038	318,000	365,319
Fixed until 02/15/2023 (C), 6.25% (B)	755,000	600,225
EnLink Midstream Partners, LP Fixed until 12/15/2022 (C), 6.00% (B)	142,000	82,672
Enterprise Products Operating LLC
3.70%, 01/31/2051	438,000	482,141
Fixed until 08/16/2027, 5.25% (B), 08/16/2077	278,000	281,855
Kinder Morgan, Inc. 5.05%, 02/15/2046	244,000	297,871
MPLX, LP
2.65%, 08/15/2030	304,000	318,596
4.25%, 12/01/2027	380,000	446,185
Fixed until 02/15/2023 (C), 6.88% (B) (D)	381,000	367,665
Noble Energy, Inc. 3.85%, 01/15/2028	130,000	151,294
Valero Energy Corp. 2.15%, 09/15/2027	276,000	282,007

		6,769,866

Paper & Forest Products - 0.7%
Georgia-Pacific LLC 0.95%, 05/15/2026 (A)	1,112,000	1,117,480

Total Corporate Debt Securities (Cost $35,996,539)		38,033,869

FOREIGN GOVERNMENT OBLIGATIONS - 24.5%
Australia - 3.3%
Australia Government Bond 0.75%, 11/21/2027 (H)	AUD 6,000,000	5,472,943

Canada - 3.5%
Canada Government Real Return Bond 4.25%, 12/01/2026	CAD 5,447,522	5,653,329

Italy - 2.4%
Italy Buoni Poliennali del Tesoro
0.55%, 05/21/2026 (H)	EUR 1,748,233	2,184,850
2.55%, 09/15/2041 (H)	908,496	1,668,925

		3,853,775

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.7%
Mexico Udibonos Series S, 4.50%, 12/04/2025	MXN 21,059,964	$ 1,212,164

New Zealand - 6.1%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (H)	NZD 11,200,000	10,011,998

Spain - 5.1%
Spain Government Inflation-Linked Bond
0.30%, 11/30/2021	EUR 2,404,558	2,983,965
1.00%, 11/30/2030 (H)	3,653,160	5,355,862

		8,339,827

United Kingdom - 3.4%
U.K. Gilt Inflation-Linked
0.13%, 03/22/2024 - 03/22/2044 (H)	GBP 2,336,960	4,573,705
1.25%, 11/22/2032 (H)	447,282	970,941

		5,544,646

Total Foreign Government Obligations (Cost $35,720,892)		40,088,682

MORTGAGE-BACKED SECURITIES - 0.7%
Benchmark Mortgage Trust Series 2018-B1, Class A2, 3.57%, 01/15/2051	$ 230,000	239,325
Jackson Park Trust Series 2019-LIC, Class A, 2.77%, 10/14/2039 (A)	800,000	842,213

Total Mortgage-Backed Securities (Cost $1,034,476)		1,081,538

U.S. GOVERNMENT OBLIGATIONS - 50.5%
U.S. Treasury Inflation-Protected Securities - 50.5%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	2,831,350	3,528,091
0.75%, 02/15/2042 - 02/15/2045	4,575,396	5,866,317
1.00%, 02/15/2046	2,142,254	2,920,355
1.38%, 02/15/2044	2,011,050	2,894,891
2.00%, 01/15/2026	2,623,820	3,119,544
2.38%, 01/15/2025 - 01/15/2027	7,339,068	8,777,946
2.50%, 01/15/2029	606,390	796,495
3.63%, 04/15/2028	965,940	1,327,941
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022 (D)	5,139,264	5,247,068
0.13%, 01/15/2023 - 01/15/2030	14,278,569	15,239,160
0.25%, 01/15/2025 - 07/15/2029	4,483,005	4,998,729
0.38%, 07/15/2025	4,402,980	4,835,653
0.38%, 01/15/2027 (D)	3,718,859	4,149,675
0.50%, 01/15/2028	4,454,716	5,050,767
0.63%, 07/15/2021 - 01/15/2026	8,575,116	9,356,178
0.75%, 07/15/2028	3,941,816	4,584,055

Total U.S. Government Obligations (Cost $72,557,762)		82,692,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
PREFERRED STOCK - 0.3%
Banks - 0.3%
US Bancorp, Series A, 3-Month LIBOR + 1.02%, 3.50% (B) (D)	500	$ 482,995

Total Preferred Stock (Cost $416,875)		482,995

SHORT-TERM INVESTMENT COMPANY - 1.0%
Money Market Fund - 1.0%
State Street Institutional U.S. Government Money Market Fund, 0.03% (I)	1,552,412	1,552,412

Total Short-Term Investment Company (Cost $1,552,412)		1,552,412

	Shares	Value
OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (I)	2,629,976	$ 2,629,976

Total Other Investment Company (Cost $2,629,976)		2,629,976

Total Investments (Cost $150,291,637)		166,962,244
Net Other Assets (Liabilities) - (2.0)%		(3,331,110)

Net Assets - 100.0%		$ 163,631,134

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/14/2021	USD	4,080,484	AUD	5,750,000	$—	$(353,271)
JPMS	01/14/2021	USD	4,639,499	CAD	6,094,225	—	(148,511)
JPMS	01/14/2021	USD	12,300,789	EUR	10,391,000	—	(398,060)
JPMS	01/14/2021	USD	5,200,073	GBP	4,000,000	—	(270,638)
JPMS	01/14/2021	USD	1,975,078	MXN	42,000,000	—	(132,018)
JPMS	01/14/2021	USD	8,359,928	NZD	12,606,629	—	(711,468)
JPMS	01/14/2021	MXN	18,976,242	USD	958,222	—	(6,204)

Total						$—	$(2,020,170)

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$399,907	$—	$399,907
Corporate Debt Securities	—	35,383,169	2,650,700	38,033,869
Foreign Government Obligations	—	40,088,682	—	40,088,682
Mortgage-Backed Securities	—	1,081,538	—	1,081,538
U.S. Government Obligations	—	82,692,865	—	82,692,865
Preferred Stock	482,995	—	—	482,995
Short-Term Investment Company	1,552,412	—	—	1,552,412
Other Investment Company	2,629,976	—	—	2,629,976

Total Investments	$4,665,383	$159,646,161	$2,650,700	$166,962,244

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$(2,020,170)	$—	$(2,020,170)

Total Other Financial Instruments	$—	$(2,020,170)	$—	$(2,020,170)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION (continued):

Level 3 Rollforward

Investments	Beginning Balance at December 31, 2019	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2020 (L)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2020
Corporate Debt Securities	$2,581,800	$—	$—	$2,463	$—	$66,437	$2,650,700	$—	$2,650,700	$66,437

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (G)	$—	$—	$2,650,700	$—

Quantitative Information About Significant Unobservable Inputs (Level 3):

Investments	Value at December 31, 2020	Valuation Technique	Unobservable Input Used as of December 31, 2020	Range of Input Values	Weighted Average of Input Values
Corporate Debt Securities	$ 2,650,700	Market Quotation	Last Traded Price	$101.95 – $101.95	—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $8,113,434, representing 5.0% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,118,012, collateralized by cash collateral of $2,629,976 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,594,803. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the value of the security is $2,650,700, representing 1.6% of the Portfolio’s net assets.
(F)	Security is Level 3 of the fair value hierarchy.
(G)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(H)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2020, the total value of Regulation S securities is $30,739,660, representing 18.8% of the Portfolio’s net assets.
(I)	Rates disclosed reflect the yields at December 31, 2020.
(J)

The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2020. Please reference the Security Valuation section of the Notes to

Financial Statements for more information regarding security valuation and pricing inputs.

(K)	Derivative instruments are valued at unrealized appreciation (depreciation).
(L)	Total value of Level 3 securities is 1.6% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $150,291,637) (including securities loaned of $5,118,012)	$166,962,244
Cash	5,046
Cash collateral pledged at broker for:
OTC derivatives (A)	710,000
Foreign currency, at value (cost $168,514)	168,581
Receivables and other assets:
Net income from securities lending	671
Shares of beneficial interest sold	37,636
Dividends	4,472
Interest	561,176

Total assets	168,449,826

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,629,976
Payables and other liabilities:
Shares of beneficial interest redeemed	726
Investment management fees	67,846
Distribution and service fees	34,603
Transfer agent costs	257
Trustees, CCO and deferred compensation fees	815
Audit and tax fees	30,373
Custody fees	10,385
Legal fees	866
Printing and shareholder reports fees	17,766
Other accrued expenses	4,909
Unrealized depreciation on forward foreign currency contracts	2,020,170

Total liabilities	4,818,692

Net assets	$163,631,134

Net assets consist of:
Capital stock ($0.01 par value)	$145,575
Additional paid-in capital	160,437,283
Total distributable earnings (accumulated losses)	3,048,276

Net assets	$163,631,134

Net assets by class:
Initial Class	$60,423
Service Class	163,570,711

Shares outstanding:
Initial Class	5,454
Service Class	14,552,011

Net asset value and offering price per share:
Initial Class	$11.08
Service Class	11.24

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$21,369
Interest income	2,705,711
Net income from securities lending	17,877

Total investment income	2,744,957

Expenses:
Investment management fees	884,228
Distribution and service fees:
Service Class	402,803
Transfer agent costs	2,377
Trustees, CCO and deferred compensation fees	5,089
Audit and tax fees	44,845
Custody fees	31,626
Legal fees	10,305
Printing and shareholder reports fees	23,010
Other	13,439

Total expenses	1,417,722

Net investment income (loss)	1,327,235

Net realized gain (loss) on:
Investments	2,278,851
Forward foreign currency contracts	(1,724,897)
Foreign currency transactions	1,503

Net realized gain (loss)	555,457

Net change in unrealized appreciation (depreciation) on:
Investments	12,297,415
Forward foreign currency contracts	(868,667)
Translation of assets and liabilities denominated in foreign currencies	(892)

Net change in unrealized appreciation (depreciation)	11,427,856

Net realized and change in unrealized gain (loss)	11,983,313

Net increase (decrease) in net assets resulting from operations	$13,310,548

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$1,327,235	$2,433,234
Net realized gain (loss)	555,457	2,642,453
Net change in unrealized appreciation (depreciation)	11,427,856	8,190,442

Net increase (decrease) in net assets resulting from operations	13,310,548	13,266,129

Dividends and/or distributions to shareholders:
Initial Class	(1,058)	(281)
Service Class	(2,453,787)	(3,857,494)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,454,845)	(3,857,775)

Capital share transactions:
Proceeds from shares sold:
Initial Class	45,010	—
Service Class	6,570,167	4,201,049

	6,615,177	4,201,049

Dividends and/or distributions reinvested:
Initial Class	1,058	281
Service Class	2,453,787	3,857,494

	2,454,845	3,857,775

Cost of shares redeemed:
Initial Class	(10)	—
Service Class	(20,921,756)	(22,538,045)

	(20,921,766)	(22,538,045)

Net increase (decrease) in net assets resulting from capital share transactions	(11,851,744)	(14,479,221)

Net increase (decrease) in net assets	(996,041)	(5,070,867)

Net assets:
Beginning of year	164,627,175	169,698,042

End of year	$163,631,134	$164,627,175

Capital share transactions - shares:
Shares issued:
Initial Class	4,295	—
Service Class	600,893	406,504

	605,188	406,504

Shares reinvested:
Initial Class	98	27
Service Class	223,682	368,433

	223,780	368,460

Shares redeemed:
Initial Class	(1)	—
Service Class	(1,949,185)	(2,181,010)

	(1,949,186)	(2,181,010)

Net increase (decrease) in shares outstanding:
Initial Class	4,392	27
Service Class	(1,124,610)	(1,406,073)

	(1,120,218)	(1,406,046)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$10.35		$9.80		$10.13	$9.84	$9.53

Investment operations:
Net investment income (loss) (A)	0.11		0.17		0.23	0.16	0.13	(B)
Net realized and unrealized gain (loss)	0.82		0.65		(0.36)	0.18	0.26

Total investment operations	0.93		0.82		(0.13)	0.34	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.27)		(0.20)	(0.05)	(0.08)

Net asset value, end of year	$11.08		$10.35		$9.80	$10.13	$9.84

Total return	9.01%		8.39%		(1.29)%	3.42%	4.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$60		$11		$10	$10	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63	%(C)	0.65	%(C)	0.65%	0.65%	0.65%
Including waiver and/or reimbursement and recapture	0.63	%(C)	0.65	%(C)	0.65%	0.65%	0.64	%(B)
Net investment income (loss) to average net assets	1.00%		1.71%		2.30%	1.64%	1.33	%(B)
Portfolio turnover rate	29%		26%		37%	38%	94%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$10.50		$9.93		$10.26	$9.97	$9.66

Investment operations:
Net investment income (loss) (A)	0.09		0.15		0.21	0.14	0.11	(B)
Net realized and unrealized gain (loss)	0.82		0.66		(0.37)	0.17	0.26

Total investment operations	0.91		0.81		(0.16)	0.31	0.37

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.24)		(0.17)	(0.02)	(0.06)

Net asset value, end of year	$11.24		$10.50		$9.93	$10.26	$9.97

Total return	8.69%		8.20%		(1.55)%	3.13%	3.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$163,571		$164,616		$169,688	$189,325	$190,005
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88	%(C)	0.90	%(C)	0.90%	0.90%	0.90%
Including waiver and/or reimbursement and recapture	0.88	%(C)	0.90	%(C)	0.90%	0.90%	0.89	%(B)
Net investment income (loss) to average net assets	0.82%		1.45%		2.04%	1.41%	1.08	%(B)
Portfolio turnover rate	29%		26%		37%	38%	94%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$806,011	$—	$—	$—	$806,011
U.S. Government Obligations	1,413,371	—	—	—	1,413,371
Preferred Stocks	410,594	—	—	—	410,594
Total Securities Lending Transactions	$2,629,976	$—	$—	$—	$2,629,976
Total Borrowings	$2,629,976	$—	$—	$—	$2,629,976

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(2,020,170)	$—	$—	$—	$(2,020,170)
Total	$—	$(2,020,170)	$—	$—	$—	$(2,020,170)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(1,724,897)	$—	$—	$—	$(1,724,897)
Total	$—	$(1,724,897)	$—	$—	$—	$(1,724,897)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(868,667)	$—	$—	$—	$(868,667)
Total	$—	$(868,667)	$—	$—	$—	$(868,667)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	$1,355,161
Average contract amounts sold – in USD	35,511,285

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Securities LLC	$—	$—	$—	$—	$2,020,170	$—	$(710,000)	$1,310,170

Total	$—	$—	$—	$—	$2,020,170	$—	$(710,000)	$1,310,170

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 28, 2020
First $250 million	0.49%
Over $250 million up to $1 billion	0.43
Over $1 billion	0.38
Prior to August 28, 2020
First $200 million	0.58
Over $200 million up to $500 million	0.57
Over $500 Million	0.54

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2021
Service Class	1.00	May 1, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 38,038,074	$ 8,760,760	$ 41,008,056	$ 23,361,941

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, premium amortization accruals and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 151,971,567	$ 15,726,197	$ (735,520)	$ 14,990,677

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 708,890	$ 13,113,815

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,454,845	$ —	$ —	$ 3,857,775	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,879,345	$ —	$ (13,822,705)	$ —	$ —	$ 14,991,636

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. CUSTODY OUT-OF-POCKET EXPENSE (continued)

applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and the impact on the Portfolio’s financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Portfolio’s financial statements.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PineBridge Inflation Opportunities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the year ended December 31, 2020 the S&P 500® (the “Index”) had a total return of 18.40%. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of approximately 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2020, Transamerica ProFund UltraBear VP, Service Class returned -53.41%. By comparison, its benchmark, the S&P 500®, returned 18.40%.

STRATEGY REVIEW

Transamerica ProFund UltraBear VP (the “Portfolio”) seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the return of the S&P 500® for a single day, not for any other period. The return of the Portfolio for periods longer than a single day will be the result of its return for each day compounded over the period. The Portfolio’s return for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Portfolio’s stated multiple (-2x) times the return of the Portfolio’s Index for the same period.

During the year ended December 31, 2020, the Portfolio invested in futures contracts as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Neches

Devin Sullivan

Co-Portfolio Managers

ProFund Advisors LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	68.2%
Repurchase Agreement	20.9
Net Other Assets (Liabilities) ^	10.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(53.41)%	(31.89)%	(29.26)%	05/01/2009
S&P 500® (A)	18.40%	15.22%	13.88%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$621.20	$5.01	$1,019.00	$6.24	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 68.2%
Money Market Funds - 68.2%
State Street Institutional U.S. Government Money Market Fund, 0.03% (A)	1,594,500	$ 1,594,500
Dreyfus Treasury Obligations Cash Management Fund, 0.03% (A)	1,595,396	1,595,396
UBS Select Treasury Preferred Fund, 0.01% (A)	1,594,501	1,594,501
BlackRock Liquidity Funds T-Fund, 0.00% (A)	1,594,501	1,594,501

Total Short-Term Investment Companies (Cost $6,378,898)		6,378,898

Principal	Value
REPURCHASE AGREEMENT - 20.9%

Fixed Income Clearing Corp., 0.00% (A), dated 12/31/2020, to be repurchased at $1,954,461 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $1,993,563.

$ 1,954,461	$ 1,954,461

Total Repurchase Agreement (Cost $1,954,461)	1,954,461

Total Investments (Cost $8,333,359)	8,333,359
Net Other Assets (Liabilities) - 10.9%	1,021,462

Net Assets - 100.0%	$ 9,354,821

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(102)	03/19/2021	$(18,688,958)	$(19,118,880)	$—	$(429,922)

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$6,378,898	$—	$—	$6,378,898
Repurchase Agreement	—	1,954,461	—	1,954,461

Total Investments	$6,378,898	$1,954,461	$—	$8,333,359

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(429,922)	$—	$—	$(429,922)

Total Other Financial Instruments	$(429,922)	$—	$—	$(429,922)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at December 31, 2020.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(C)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $6,378,898)	$6,378,898
Repurchase agreement, at value (cost $1,954,461)	1,954,461
Cash collateral pledged at broker for:
Futures contracts	1,234,200
Receivables and other assets:
Interest	5

Total assets	9,567,564

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	343
Due to custodian	38,760
Investment management fees	5,038
Distribution and service fees	2,106
Transfer agent costs	22
Trustees, CCO and deferred compensation fees	82
Audit and tax fees	10,733
Custody fees	2,011
Legal fees	99
Printing and shareholder reports fees	3,171
Other accrued expenses	2,968
Variation margin payable on futures contracts	147,410

Total liabilities	212,743

Net assets	$9,354,821

Net assets consist of:
Capital stock ($0.01 par value)	$708,238
Additional paid-in capital	195,012,632
Total distributable earnings (accumulated losses)	(186,366,049)

Net assets	$9,354,821

Shares outstanding	70,823,810

Net asset value and offering price per share	$0.13

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest income from unaffiliated investments	$21,329

Total investment income	21,329

Expenses:
Investment management fees	150,186
Distribution and service fees	42,667
Transfer agent costs	249
Trustees, CCO and deferred compensation fees	549
Audit and tax fees	15,393
Custody fees	6,055
Legal fees	1,141
Printing and shareholder reports fees	4,357
Other	7,574

Total expenses before waiver and/or reimbursement and recapture	228,171

Expense waived and/or reimbursed	(19,008)
Recapture of previously waived and/or reimbursed fees	752

Net expenses	209,915

Net investment income (loss)	(188,586)

Net realized gain (loss) on:
Futures contracts	(19,357,320)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	70,422

Net realized and change in unrealized gain (loss)	(19,286,898)

Net increase (decrease) in net assets resulting from operations	$(19,475,484)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$(188,586)	$33,929
Net realized gain (loss)	(19,357,320)	(9,482,588)
Net change in unrealized appreciation (depreciation)	70,422	(3,315,832)

Net increase (decrease) in net assets resulting from operations	(19,475,484)	(12,764,491)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(46,715)	—

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(46,715)	—

Capital share transactions:
Proceeds from shares sold	45,262,301	3,575,169
Dividends and/or distributions reinvested	46,715	—
Cost of shares redeemed	(29,682,477)	(14,066,389)

Net increase (decrease) in net assets resulting from capital share transactions	15,626,539	(10,491,220)

Net increase (decrease) in net assets	(3,895,660)	(23,255,711)

Net assets:
Beginning of year	13,250,481	36,506,192

End of year	$9,354,821	$13,250,481

Capital share transactions - shares:
Shares issued	140,181,431	9,696,592
Shares reinvested	274,792	—
Shares redeemed	(116,361,135)	(37,506,916)

Net increase (decrease) in shares outstanding	24,095,088	(27,810,324)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

Service Class
December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$0.28	$0.49	$0.46	$0.68	$0.89

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.00	(B)	(0.00	)(B)	(0.01)	(0.01	)(C)
Net realized and unrealized gain (loss)	(0.15)	(0.21)	0.03	(0.21)	(0.20)

Total investment operations	(0.15)	(0.21)	0.03	(0.22)	(0.21)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	—	—	—	—

Net asset value, end of year	$0.13	$0.28	$0.49	$0.46	$0.68

Total return	(53.41)%	(42.86)%	6.52%	(32.35)%	(23.60)%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,355	$13,250	$36,506	$13,674	$34,876
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.34%	1.29%	1.29%	1.26%	1.20%
Including waiver and/or reimbursement and recapture	1.23%	1.23%	1.23%	1.23%	1.22	%(C)
Net investment income (loss) to average net assets	(1.10)%	0.17%	(0.15)%	(1.10)%	(1.17	)%(C)
Portfolio turnover rate	—%	—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(429,922)	$—	$—	$(429,922)
Total	$—	$—	$(429,922)	$—	$—	$(429,922)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(19,357,320)	$—	$—	$(19,357,320)
Total	$—	$—	$(19,357,320)	$—	$—	$(19,357,320)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$70,422	$—	$—	$70,422
Total	$—	$—	$70,422	$—	$—	$70,422

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – short	$(31,851,356)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83
Over $750 million	0.78

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.23%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2018	2019	2020	Total
$ 10,661	$ 15,632	$ 19,008	$ 45,301

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2020, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (201,372)	$ 201,372

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 8,333,359	$ —	$ —	$ —

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 74,549,029	$ 111,817,020

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 46,715	$ —	$ —	$ —	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (186,366,049)	$ —	$ —	$ —

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ProFund UltraBear VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ProFund UltraBear VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

MARKET ENVIRONMENT

Despite a global pandemic and economic disruptions, many of the world’s equity markets finished the year higher. During the first quarter of 2020, global stock markets sold off virtually across the board. Volatility on many indexes rose to levels not seen since the 2008 global financial crisis, as investors struggled to price the impact of a global economic shutdown stemming from the escalating COVID-19 pandemic. The U.S. Federal Reserve (“Fed”) deployed its entire 2008 financial crisis playbook and eventually went beyond those interventions to include quantitative easing and an “open-ended” bond buying program to help stabilize markets.

During the second quarter, global equity markets surged, recovering some of the first quarter’s losses. April 2020 was the best month for U.S. stocks since 1987. Many investors cheered plans for the reopening of economies amid the COVID-19 pandemic and government officials continued to pledge extraordinary measures to lessen the pandemic’s economic impact.

Global equity markets continued to rise during the third quarter of 2020. Many investors were encouraged by economic data and accommodative central bank policies. Later in the quarter, sentiment was dampened by concerns about the pace and unevenness of economic recovery, U.S.-China tensions, increasing COVID-19 infections, and delays in further U.S. stimulus measures. September brought a selloff of U.S. technology stocks on worries they were overvalued. To boost economic recovery and job creation, the Fed announced a new policy framework in August to allow for higher inflation in the short term in an effort to achieve the Fed’s target range over a longer-term horizon.

Global equity markets advanced nearly across the board for the fourth quarter of 2020. The bulk of gains occurred in November following positive COVID-19 vaccine trials and Joe Biden’s win in the U.S. presidential election. Positive news appeared to outweigh concerns that economic recoveries would stall amid renewed lockdowns resulting from rising COVID-19 infection rates and the identification of a new, more infectious COVID-19 strain. Sentiment was buoyed toward the end of the period by the start of COVID-19 vaccinations for essential medical workers in parts of the U.S. and Europe.

PERFORMANCE

For the year ended December 31, 2020, Transamerica QS Investors Active Asset Allocation – Conservative VP, Initial Class returned 6.99%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark, returned 7.51%, 20.89% and 11.95%, respectively.

STRATEGY REVIEW

The Portfolio is designed to enable investor participation during risk-on markets while protecting investors from drawdowns in trending down-markets through investing in passive exchange traded funds (“ETFs”). The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio seeks to participate in market returns in trending up markets and, to outperform in trending down-markets. The Portfolio’s performance may lag in oscillating market conditions. The Portfolio has a target allocation of 35% equities and 65% fixed income.

The best performing ETF holdings were SPDR Bloomberg Barclays Convertible Securities ETF, followed by Vanguard Small-Cap Growth ETF and iShares Russell 1000 ETF. The laggard among the ETF holdings was iShares MSCI EAFE Min Vol Factor ETF.

Relative to its blended benchmark, the Portfolio underperformed. Asset allocation effects were the primary drivers of underperformance as the Dynamic Risk Management mechanism de-risked the Portfolio in the wake of the COVID-19 pandemic until June. The Portfolio gradually re-risked since June and therefore, the Portfolio did not participate fully during the strong period of equity market returns. Sub-asset class selection contributed to returns, particularly within fixed income, as the allocation to convertible bonds strongly outperformed the broader fixed income benchmark.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	55.5%
U.S. Equity Funds	28.6
International Equity Funds	9.9
Other Investment Company	9.8
International Fixed Income Fund	5.7
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(9.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.99%	5.99%	4.63%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.79%
Russell 3000® Index (B)	20.89%	15.43%	13.22%
Transamerica QS Investors Active Asset Allocation - Conservative VP Blended Benchmark (A) (B) (C) (D)	11.95%	7.92%	6.47%
Service Class	6.65%	5.72%	4.37%	05/01/2011

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index, 25% Russell 3000® Index and 10% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,078.90	$3.08	$1,022.20	$3.00	0.59%
Service Class	1,000.00	1,077.50	4.39	1,020.90	4.27	0.84

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.7%
International Equity Funds - 9.9%
iShares MSCI EAFE Min Vol Factor ETF	52,718	$ 3,870,028
Vanguard FTSE All-World ex-US ETF (A)	392,235	22,890,835
Vanguard Total International Stock ETF (A)	128,507	7,730,981

		34,491,844

International Fixed Income Fund - 5.7%
Vanguard Total International Bond ETF	336,720	19,714,956

U.S. Equity Funds - 28.6%
iShares Core S&P 500 ETF	61,658	23,145,797
iShares MSCI USA Min Vol Factor ETF	56,519	3,836,510
iShares Russell 1000 ETF	305,706	64,760,759
Vanguard Small-Cap Growth ETF (A)	14,507	3,882,944
Vanguard Small-Cap Value ETF	27,968	3,977,329

		99,603,339

U.S. Fixed Income Funds - 55.5%
iShares Core U.S. Aggregate Bond ETF	388,068	45,865,757
iShares TIPS Bond ETF	52,051	6,644,310
SPDR Bloomberg Barclays Convertible Securities ETF (A)	120,666	9,989,938
Vanguard Total Bond Market ETF	1,483,737	130,850,766

		193,350,771

Total Exchange-Traded Funds (Cost $321,411,356)		347,160,910

	Shares	Value
OTHER INVESTMENT COMPANY - 9.8%
Securities Lending Collateral - 9.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	34,298,319	$ 34,298,319

Total Other Investment Company (Cost $34,298,319)		34,298,319

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $1,424,875 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $1,453,460.	$ 1,424,875	1,424,875

Total Repurchase Agreement (Cost $1,424,875)		1,424,875

Total Investments (Cost $357,134,550)		382,884,104
Net Other Assets (Liabilities) - (9.9)%		(34,530,179)

Net Assets - 100.0%		$ 348,353,925

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$347,160,910	$—	$—	$347,160,910
Other Investment Company	34,298,319	—	—	34,298,319
Repurchase Agreement	—	1,424,875	—	1,424,875

Total Investments	$381,459,229	$1,424,875	$—	$382,884,104

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $34,276,802, collateralized by cash collateral of $34,298,319 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $770,408. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $355,709,675) (including securities loaned of $34,276,802)	$381,459,229
Repurchase agreement, at value (cost $1,424,875)	1,424,875
Receivables and other assets:
Net income from securities lending	4,220
Shares of beneficial interest sold	110,372

Total assets	382,998,696

Liabilities:
Cash collateral received upon return of:
Securities on loan	34,298,319
Payables and other liabilities:
Shares of beneficial interest redeemed	66,193
Investment management fees	163,749
Distribution and service fees	72,484
Transfer agent costs	543
Trustees, CCO and deferred compensation fees	1,701
Audit and tax fees	13,666
Custody fees	3,462
Legal fees	1,868
Printing and shareholder reports fees	15,252
Other accrued expenses	7,534

Total liabilities	34,644,771

Net assets	$348,353,925

Net assets consist of:
Capital stock ($0.01 par value)	$312,347
Additional paid-in capital	317,505,179
Total distributable earnings (accumulated losses)	30,536,399

Net assets	$348,353,925

Net assets by class:
Initial Class	$4,631,424
Service Class	343,722,501

Shares outstanding:
Initial Class	412,478
Service Class	30,822,198

Net asset value and offering price per share:
Initial Class	$11.23
Service Class	11.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$6,418,012
Interest income from unaffiliated investments	3,668
Net income from securities lending	109,091

Total investment income	6,530,771

Expenses:
Investment management fees	1,938,917
Distribution and service fees:
Service Class	858,874
Transfer agent costs	5,112
Trustees, CCO and deferred compensation fees	10,938
Audit and tax fees	19,334
Custody fees	8,868
Legal fees	25,899
Printing and shareholder reports fees	22,231
Other	21,220

Total expenses	2,911,393

Net investment income (loss)	3,619,378

Net realized gain (loss) on:
Unaffiliated investments	8,979,371

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	9,201,354

Net realized and change in unrealized gain (loss)	18,180,725

Net increase (decrease) in net assets resulting from operations	$21,800,103

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$3,619,378	$6,808,816
Net realized gain (loss)	8,979,371	5,919,806
Net change in unrealized appreciation (depreciation)	9,201,354	27,383,231

Net increase (decrease) in net assets resulting from operations	21,800,103	40,111,853

Dividends and/or distributions to shareholders:
Initial Class	(159,296)	(430,936)
Service Class	(11,671,266)	(35,064,774)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(11,830,562)	(35,495,710)

Capital share transactions:
Proceeds from shares sold:
Initial Class	788,874	302,514
Service Class	6,848,577	3,143,581

	7,637,451	3,446,095

Dividends and/or distributions reinvested:
Initial Class	159,296	430,936
Service Class	11,671,266	35,064,774

	11,830,562	35,495,710

Cost of shares redeemed:
Initial Class	(944,818)	(490,712)
Service Class	(51,457,950)	(50,774,434)

	(52,402,768)	(51,265,146)

Net increase (decrease) in net assets resulting from capital share transactions	(32,934,755)	(12,323,341)

Net increase (decrease) in net assets	(22,965,214)	(7,707,198)

Net assets:
Beginning of year	371,319,139	379,026,337

End of year	$348,353,925	$371,319,139

Capital share transactions - shares:
Shares issued:
Initial Class	73,975	27,324
Service Class	647,938	287,163

	721,913	314,487

Shares reinvested:
Initial Class	14,832	41,081
Service Class	1,092,815	3,365,141

	1,107,647	3,406,222

Shares redeemed:
Initial Class	(87,779)	(44,650)
Service Class	(4,830,430)	(4,608,695)

	(4,918,209)	(4,653,345)

Net increase (decrease) in shares outstanding:
Initial Class	1,028	23,755
Service Class	(3,089,677)	(956,391)

	(3,088,649)	(932,636)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$10.89	$10.82	$11.32	$10.32	$10.18

Investment operations:
Net investment income (loss) (A)	0.14	0.23	0.23	0.19	0.19	(B)
Net realized and unrealized gain (loss)	0.60	0.97	(0.52)	1.03	0.11

Total investment operations	0.74	1.20	(0.29)	1.22	0.30

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.26)	(0.21)	(0.22)	(0.16)
Net realized gains	(0.16)	(0.87)	—	—	—

Total dividends and/or distributions to shareholders	(0.40)	(1.13)	(0.21)	(0.22)	(0.16)

Net asset value, end of year	$11.23	$10.89	$10.82	$11.32	$10.32

Total return	6.99%	11.47%	(2.61)%	11.92%	2.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,631	$4,481	$4,195	$4,218	$4,204
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.59%	0.59%	0.58%	0.58%	0.58%
Including waiver and/or reimbursement and recapture	0.59%	0.59%	0.58%	0.58%	0.57	%(B)
Net investment income (loss) to average net assets	1.31%	2.06%	2.07%	1.73%	1.87	%(B)
Portfolio turnover rate	82%	151%	135%	3%	143%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$10.82	$10.75	$11.25	$10.25	$10.11

Investment operations:
Net investment income (loss) (A)	0.11	0.20	0.20	0.16	0.17	(B)
Net realized and unrealized gain (loss)	0.59	0.97	(0.52)	1.03	0.10

Total investment operations	0.70	1.17	(0.32)	1.19	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.23)	(0.18)	(0.19)	(0.13)
Net realized gains	(0.16)	(0.87)	—	—	—

Total dividends and/or distributions to shareholders	(0.37)	(1.10)	(0.18)	(0.19)	(0.13)

Net asset value, end of year	$11.15	$10.82	$10.75	$11.25	$10.25

Total return	6.65%	11.23%	(2.89)%	11.70%	2.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$343,723	$366,838	$374,831	$444,820	$457,900
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.84%	0.84%	0.83%	0.83%	0.83%
Including waiver and/or reimbursement and recapture	0.84%	0.84%	0.83%	0.83%	0.82	%(B)
Net investment income (loss) to average net assets	1.04%	1.80%	1.78%	1.47%	1.61	%(B)
Portfolio turnover rate	82%	151%	135%	3%	143%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation — Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$34,298,319	$—	$—	$—	$34,298,319
Total Borrowings	$34,298,319	$—	$—	$—	$34,298,319

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTOR (continued)

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.61%	May 1, 2021
Service Class	0.86	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 275,745,447	$ 315,943,387

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 361,189,369	$ 21,694,735	$ —	$ 21,694,735

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,368,051	$ 2,462,511	$ —	$ 7,425,732	$ 28,069,978	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,896,323	$ 4,945,341	$ —	$ —	$ —	$ 21,694,735

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,462,511 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 657,407	$ 46,699

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Conservative VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

On July 31, 2020, Franklin Resources, Inc. (“Franklin”) acquired Legg Mason Inc. (“Legg Mason”), the parent company of QS Investors, LLC (“QS Investors”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on June 17-18, 2020, considered the continued retention of QS Investors as sub-adviser to Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate VP and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (each a “Portfolio” and collectively, the “Portfolios”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and QS Investors, with respect to the Portfolios (the “New Sub-Advisory Agreements”), were reasonable, and approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Agreements to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Agreements, the Board Members requested and received from TAM and QS Investors certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that QS Investors would remain the sub-adviser to the Portfolios and that the transaction is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and the contract holders, including compliance services;

(b)        that Franklin has no current plans to make any changes to the management structure, personnel or processes of QS Investors following the transaction;

(c)        that QS Investors will become part of an organization with greater scale, broader distribution capabilities and new opportunities to grow;

(d)        that QS Investors will continue to have the capabilities, resources and personnel necessary to provide services to the Portfolios based on an assessment of QS Investors, their investment personnel, and the services QS Investors currently provides to the Portfolios; and

(e)        that the New Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to QS Investors.

In approving the New Agreements, the Board Members also relied, as to QS Investors services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders and unanimously approved the New Agreements to take effect upon the closing of the transaction.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Despite a global pandemic and economic disruptions, many of the world’s equity markets finished the year higher. During the first quarter of 2020, global stock markets sold off virtually across the board. Volatility on many indexes rose to levels not seen since the 2008 global financial crisis, as investors struggled to price the impact of a global economic shutdown stemming from the escalating COVID-19 pandemic. The U.S. Federal Reserve (“Fed”) deployed its entire 2008 financial crisis playbook and eventually went beyond those interventions to include quantitative easing and an “open-ended” bond buying program to help stabilize markets.

During the second quarter, global equity markets surged, recovering some of the first quarter’s losses. April 2020 was the best month for U.S. stocks since 1987. Many investors cheered plans for the reopening of economies amid the COVID-19 pandemic and government officials continued to pledge extraordinary measures to lessen the pandemic’s economic impact.

Global equity markets continued to rise during the third quarter of 2020. Many investors were encouraged by economic data and accommodative central bank policies. Later in the quarter, sentiment was dampened by concerns about the pace and unevenness of economic recovery, U.S.-China tensions, increasing COVID-19 infections, and delays in further U.S. stimulus measures. September brought a selloff of U.S. technology stocks on worries they were overvalued. To boost economic recovery and job creation, the Fed announced a new policy framework in August to allow for higher inflation in the short term in an effort to achieve the Fed’s target range over a longer-term horizon.

Global equity markets advanced nearly across the board for the fourth quarter of 2020. The bulk of gains occurred in November following positive COVID-19 vaccine trials and Joe Biden’s win in the U.S. presidential election. Positive news appeared to outweigh concerns that economic recoveries would stall amid renewed lockdowns resulting from rising COVID-19 infection rates and the identification of a new, more infectious COVID-19 strain. Sentiment was buoyed toward the end of the period by the start of COVID-19 vaccinations for essential medical workers in parts of the U.S. and Europe.

PERFORMANCE

For the year ended December 31, 2020, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, Initial Class returned -1.85%. By comparison, its primary, secondary and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark, returned 20.89%, 7.51% and 15.57%, respectively.

STRATEGY REVIEW

The Portfolio is designed to enable investor participation during risk-on markets while protecting investors from drawdowns in trending down-markets through investing in passive exchange traded funds (“ETFs”). The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio seeks to participate in market returns in trending up markets and, to outperform in trending down-markets. The Portfolio’s performance may lag in oscillating market conditions. The Portfolio has a target allocation of approximately 70% equities and 30% fixed income.

The best performing ETF holdings were SPDR Bloomberg Barclays Convertible Securities ETF, followed by Vanguard Small-Cap Growth ETF and iShares Russell 1000 ETF. The laggard among the ETF holdings was iShares MSCI EAFE Min Vol Factor ETF.

Relative to its blended benchmark, the Portfolio underperformed. Asset allocation effects were the primary drivers of underperformance as the Portfolio did not fully participate in the equity market recovery. The Portfolio utilized its Dynamic Risk Management mechanism to de-risk the Portfolio in the wake of the COVID-19 pandemic until the beginning of December when it re-risked slightly. Sub-asset class selection contributed to returns, particularly within fixed income, as the allocation to convertible bonds strongly outperformed the broader fixed income benchmark.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	57.4%
U.S. Equity Funds	27.5
Other Investment Company	11.9
International Equity Funds	10.9
International Fixed Income Fund	3.9
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(12.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(1.85)%	4.97%	4.23%	05/01/2011
Russell 3000® Index (A)	20.89%	15.43%	13.22%
Bloomberg Barclays US Aggregate Bond Index (B)	7.51%	4.44%	3.79%
Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Blended Benchmark (A) (B) (C) (D)	15.57%	11.12%	8.84%
Service Class	(2.08)%	4.70%	3.97%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg Barclays US Aggregate Bond Index and 21% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,078.70	$3.03	$1,022.20	$2.95	0.58%
Service Class	1,000.00	1,077.10	4.33	1,021.00	4.22	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.7%
International Equity Funds - 10.9%
iShares MSCI EAFE Min Vol Factor ETF	38,742	$ 2,844,050
Vanguard FTSE All-World ex-US ETF (A)	676,547	39,483,283
Vanguard Total International Stock ETF (A)	234,194	14,089,111

		56,416,444

International Fixed Income Fund - 3.9%
Vanguard Total International Bond ETF (A)	341,368	19,987,097

U.S. Equity Funds - 27.5%
iShares Core S&P 500 ETF	67,601	25,376,739
iShares MSCI USA Min Vol Factor ETF	41,492	2,816,477
iShares Russell 1000 ETF (A)	480,324	101,751,836
Vanguard Small-Cap Growth ETF (A)	32,942	8,817,256
Vanguard Small-Cap Value ETF	19,884	2,827,704

		141,590,012

U.S. Fixed Income Funds - 57.4%
iShares 7-10 Year Treasury Bond ETF	1,358,185	162,914,291
iShares Core U.S. Aggregate Bond ETF	212,659	25,134,167
iShares TIPS Bond ETF (A)	39,758	5,075,109
SPDR Bloomberg Barclays Convertible Securities ETF (A)	125,689	10,405,792
Vanguard Total Bond Market ETF	1,048,922	92,504,431

		296,033,790

Total Exchange-Traded Funds (Cost $488,542,536)		514,027,343

	Shares	Value
OTHER INVESTMENT COMPANY - 11.9%
Securities Lending Collateral - 11.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	61,301,094	$ 61,301,094

Total Other Investment Company (Cost $61,301,094)		61,301,094

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $1,856,364 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.75%, due 02/28/2022, and with a value of $1,893,511.	$ 1,856,364	1,856,364

Total Repurchase Agreement (Cost $1,856,364)		1,856,364

Total Investments (Cost $551,699,994)		577,184,801
Net Other Assets (Liabilities) - (12.0)%		(61,741,041)

Net Assets - 100.0%		$ 515,443,760

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$514,027,343	$—	$—	$514,027,343
Other Investment Company	61,301,094	—	—	61,301,094
Repurchase Agreement	—	1,856,364	—	1,856,364

Total Investments	$575,328,437	$1,856,364	$—	$577,184,801

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $65,640,121, collateralized by cash collateral of $61,301,094 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,837,744. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $549,843,630) (including securities loaned of $65,640,121)	$575,328,437
Repurchase agreement, at value (cost $1,856,364)	1,856,364
Receivables and other assets:
Net income from securities lending	12,843
Shares of beneficial interest sold	32,877

Total assets	577,230,521

Liabilities:
Cash collateral received upon return of:
Securities on loan	61,301,094
Payables and other liabilities:
Shares of beneficial interest redeemed	80,306
Investment management fees	239,601
Distribution and service fees	103,066
Transfer agent costs	799
Trustees, CCO and deferred compensation fees	2,716
Audit and tax fees	14,611
Custody fees	4,520
Legal fees	2,794
Printing and shareholder reports fees	27,458
Other accrued expenses	9,796

Total liabilities	61,786,761

Net assets	$515,443,760

Net assets consist of:
Capital stock ($0.01 par value)	$477,978
Additional paid-in capital	524,183,623
Total distributable earnings (accumulated losses)	(9,217,841)

Net assets	$515,443,760

Net assets by class:
Initial Class	$26,178,223
Service Class	489,265,537

Shares outstanding:
Initial Class	2,409,710
Service Class	45,388,101

Net asset value and offering price per share:
Initial Class	$10.86
Service Class	10.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$6,879,533
Interest income from unaffiliated investments	10,656
Net income from securities lending	216,508

Total investment income	7,106,697

Expenses:
Investment management fees	2,880,242
Distribution and service fees:
Service Class	1,241,603
Transfer agent costs	7,610
Trustees, CCO and deferred compensation fees	16,229
Audit and tax fees	22,864
Custody fees	12,417
Legal fees	36,520
Printing and shareholder reports fees	34,732
Other	28,497

Total expenses	4,280,714

Net investment income (loss)	2,825,983

Net realized gain (loss) on:
Unaffiliated investments	(24,395,782)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,225,008

Net realized and change in unrealized gain (loss)	(19,170,774)

Net increase (decrease) in net assets resulting from operations	$(16,344,791)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$2,825,983	$9,529,038
Net realized gain (loss)	(24,395,782)	7,575,038
Net change in unrealized appreciation (depreciation)	5,225,008	48,655,741

Net increase (decrease) in net assets resulting from operations	(16,344,791)	65,759,817

Dividends and/or distributions to shareholders:
Initial Class	(1,051,954)	(2,420,041)
Service Class	(18,862,890)	(48,353,870)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(19,914,844)	(50,773,911)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,124,687	3,245,873
Service Class	3,362,314	2,095,897

	4,487,001	5,341,770

Dividends and/or distributions reinvested:
Initial Class	1,051,954	2,420,041
Service Class	18,862,890	48,353,870

	19,914,844	50,773,911

Cost of shares redeemed:
Initial Class	(2,824,013)	(5,464,823)
Service Class	(73,353,982)	(83,470,014)

	(76,177,995)	(88,934,837)

Net increase (decrease) in net assets resulting from capital share transactions	(51,776,150)	(32,819,156)

Net increase (decrease) in net assets	(88,035,785)	(17,833,250)

Net assets:
Beginning of year	603,479,545	621,312,795

End of year	$515,443,760	$603,479,545

Capital share transactions - shares:
Shares issued:
Initial Class	104,937	281,655
Service Class	325,740	181,357

	430,677	463,012

Shares reinvested:
Initial Class	101,052	221,413
Service Class	1,824,264	4,456,578

	1,925,316	4,677,991

Shares redeemed:
Initial Class	(265,763)	(469,334)
Service Class	(6,993,826)	(7,255,441)

	(7,259,589)	(7,724,775)

Net increase (decrease) in shares outstanding:
Initial Class	(59,774)	33,734
Service Class	(4,843,822)	(2,617,506)

	(4,903,596)	(2,583,772)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.54	$11.32	$12.19	$10.27	$10.17

Investment operations:
Net investment income (loss) (A)	0.08	0.21	0.21	0.18	0.15	(B)
Net realized and unrealized gain (loss)	(0.31)	1.05	(0.89)	1.91	0.09

Total investment operations	(0.23)	1.26	(0.68)	2.09	0.24

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.19)	(0.17)	(0.14)
Net realized gains	(0.22)	(0.80)	—	—	—

Total dividends and/or distributions to shareholders	(0.45)	(1.04)	(0.19)	(0.17)	(0.14)

Net asset value, end of year	$10.86	$11.54	$11.32	$12.19	$10.27

Total return	(1.85)%	11.59%	(5.67)%	20.55%	2.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$26,178	$28,494	$27,579	$31,642	$28,226
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.57%	0.57%	0.57%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.57%	0.57%	0.56	%(B)
Net investment income (loss) to average net assets	0.79%	1.79%	1.72%	1.57%	1.51	%(B)
Portfolio turnover rate	105%	205%	323%	23%	212%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.45	$11.23	$12.10	$10.19	$10.10

Investment operations:
Net investment income (loss) (A)	0.06	0.18	0.17	0.15	0.13	(B)
Net realized and unrealized gain (loss)	(0.31)	1.04	(0.88)	1.91	0.07

Total investment operations	(0.25)	1.22	(0.71)	2.06	0.20

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.16)	(0.15)	(0.11)
Net realized gains	(0.22)	(0.80)	—	—	—

Total dividends and/or distributions to shareholders	(0.42)	(1.00)	(0.16)	(0.15)	(0.11)

Net asset value, end of year	$10.78	$11.45	$11.23	$12.10	$10.19

Total return	(2.08)%	11.36%	(5.95)%	20.30%	1.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$489,266	$574,986	$593,734	$713,059	$648,780
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.82%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.82%	0.82%	0.81	%(B)
Net investment income (loss) to average net assets	0.53%	1.54%	1.45%	1.31%	1.26	%(B)
Portfolio turnover rate	105%	205%	323%	23%	212%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation — Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$61,301,094	$—	$—	$—	$61,301,094
Total Borrowings	$61,301,094	$—	$—	$—	$61,301,094

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. RISK FACTOR (continued)

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.67%	May 1, 2021
Service Class	0.92	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 487,179,153	$ 553,729,459

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 555,550,478	$ 23,728,818	$ (2,094,495)	$ 21,634,323

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 28,036,547	$ 5,482,610

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 13,512,134	$ 6,402,710	$ —	$ 10,286,818	$ 40,487,093	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,666,993	$ —	$ (33,519,157)	$ —	$ —	$ 21,634,323

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. CUSTODY OUT-OF-POCKET EXPENSE (continued)

and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio” (one of the portfolios constituting Transamerica Series Trust) (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $6,402,710 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,141,560	$ 92,622

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

On July 31, 2020, Franklin Resources, Inc. (“Franklin”) acquired Legg Mason Inc. (“Legg Mason”), the parent company of QS Investors, LLC (“QS Investors”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on June 17-18, 2020, considered the continued retention of QS Investors as sub-adviser to Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate VP and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (each a “Portfolio” and collectively, the “Portfolios”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and QS Investors, with respect to the Portfolios (the “New Sub-Advisory Agreements”), were reasonable, and approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Agreements to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Agreements, the Board Members requested and received from TAM and QS Investors certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that QS Investors would remain the sub-adviser to the Portfolios and that the transaction is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and the contract holders, including compliance services;

(b)        that Franklin has no current plans to make any changes to the management structure, personnel or processes of QS Investors following the transaction;

(c)        that QS Investors will become part of an organization with greater scale, broader distribution capabilities and new opportunities to grow;

(d)        that QS Investors will continue to have the capabilities, resources and personnel necessary to provide services to the Portfolios based on an assessment of QS Investors, their investment personnel, and the services QS Investors currently provides to the Portfolios; and

(e)        that the New Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to QS Investors.

In approving the New Agreements, the Board Members also relied, as to QS Investors services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders and unanimously approved the New Agreements to take effect upon the closing of the transaction.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

Despite a global pandemic and economic disruptions, many of the world’s equity markets finished the year higher. During the first quarter of 2020, global stock markets sold off virtually across the board. Volatility on many indexes rose to levels not seen since the 2008 global financial crisis, as investors struggled to price the impact of a global economic shutdown stemming from the escalating COVID-19 pandemic. The U.S. Federal Reserve (“Fed”) deployed its entire 2008 financial crisis playbook and eventually went beyond those interventions to include quantitative easing and an “open-ended” bond buying program to help stabilize markets.

During the second quarter, global equity markets surged, recovering some of the first quarter’s losses. April 2020 was the best month for U.S. stocks since 1987. Many investors cheered plans for the reopening of economies amid the COVID-19 pandemic and government officials continued to pledge extraordinary measures to lessen the pandemic’s economic impact.

Global equity markets continued to rise during the third quarter of 2020. Many investors were encouraged by economic data and accommodative central bank policies. Later in the quarter, sentiment was dampened by concerns about the pace and unevenness of economic recovery, U.S.-China tensions, increasing COVID-19 infections, and delays in further U.S. stimulus measures. September brought a selloff of U.S. technology stocks on worries they were overvalued. To boost economic recovery and job creation, the Fed announced a new policy framework in August to allow for higher inflation in the short term in an effort to achieve the Fed’s target range over a longer-term horizon.

Global equity markets advanced nearly across the board for the fourth quarter of 2020. The bulk of gains occurred in November following positive COVID-19 vaccine trials and Joe Biden’s win in the U.S. presidential election. Positive news appeared to outweigh concerns that economic recoveries would stall amid renewed lockdowns resulting from rising COVID-19 infection rates and the identification of a new, more infectious COVID-19 strain. Sentiment was buoyed toward the end of the period by the start of COVID-19 vaccinations for essential medical workers in parts of the U.S. and Europe.

PERFORMANCE

For the year ended December 31, 2020, Transamerica QS Investors Active Asset Allocation – Moderate VP, Initial Class returned 3.59%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark, returned 7.51%, 20.89% and 13.57%, respectively.

STRATEGY REVIEW

The Portfolio is designed to enable investor participation during risk-on markets while protecting investors from drawdowns in trending down-markets through investing in passive exchange traded funds (“ETFs”). The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio’s performance may lag in oscillating market conditions. The Portfolio has a target allocation of approximately 50% equities and 50% fixed income.

The best performing ETF holdings were SPDR Bloomberg Barclays Convertible Securities ETF, followed by Vanguard Small-Cap Growth ETF and iShares Russell 1000 ETF. The laggard among the ETF holdings was iShares MSCI EAFE Min Vol Factor ETF.

Relative to its blended benchmark, the Portfolio underperformed. Asset allocation effects were the primary drivers of underperformance as the Dynamic Risk Management mechanism de-risked the Portfolio in the wake of the COVID-19 pandemic until July. The Portfolio gradually re-risked since July and therefore, the Portfolio did not participate fully during the strong period of equity market returns. Sub-asset class selection contributed to returns, particularly within fixed income, as the allocation to convertible bonds strongly outperformed the broader fixed income benchmark.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.6%
U.S. Equity Funds	32.6
Other Investment Company	14.9
International Equity Funds	13.8
International Fixed Income Fund	5.8
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(14.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	3.59%	5.61%	4.56%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	7.51%	4.44%	3.79%
Russell 3000® Index (B)	20.89%	15.43%	13.22%
Transamerica QS Investors Active Asset Allocation - Moderate VP Blended Benchmark (A) (B) (C) (D)	13.57%	9.30%	7.49%
Service Class	3.25%	5.34%	4.29%	05/01/2011

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 35% Russell 3000® Index and 15% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,084.20	$2.93	$1,022.30	$2.85	0.56%
Service Class	1,000.00	1,082.00	4.24	1,021.10	4.12	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.8%
International Equity Funds - 13.8%
iShares MSCI EAFE Min Vol Factor ETF (A)	167,343	$12,284,650
Vanguard FTSE All-World ex-US ETF (A)	2,293,394	133,842,474
Vanguard Total International Stock ETF (A)	616,135	37,066,681

		183,193,805

International Fixed Income Fund - 5.8%
Vanguard Total International Bond ETF (A)	1,302,733	76,275,017

U.S. Equity Funds - 32.6%
iShares Core S&P 500 ETF	196,338	73,703,322
iShares MSCI USA Min Vol Factor ETF	179,317	12,172,038
iShares Russell 1000 ETF (A)	1,452,863	307,774,498
Vanguard Small-Cap Growth ETF (A)	92,487	24,755,070
Vanguard Small-Cap Value ETF (A)	88,840	12,633,936

		431,038,864

U.S. Fixed Income Funds - 47.6%
iShares 7-10 Year Treasury Bond ETF	424,642	50,935,808
iShares Core U.S. Aggregate Bond ETF	888,091	104,963,475
iShares TIPS Bond ETF (A)	208,468	26,610,940
SPDR Bloomberg Barclays Convertible Securities ETF (A)	494,686	40,955,054
Vanguard Total Bond Market ETF	4,604,799	406,097,224

		629,562,501

Total Exchange-Traded Funds (Cost $1,227,804,330)		1,320,070,187

	Shares	Value
OTHER INVESTMENT COMPANY - 14.9%
Securities Lending Collateral - 14.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (B)	196,513,286	$ 196,513,286

Total Other Investment Company (Cost $196,513,286)		196,513,286

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2020, to be repurchased at $3,227,609 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $3,292,241.	$3,227,609	3,227,609

Total Repurchase Agreement (Cost $3,227,609)		3,227,609

Total Investments (Cost $1,427,545,225)		1,519,811,082
Net Other Assets (Liabilities) - (14.9)%		(197,575,037)

Net Assets - 100.0%		$1,322,236,045

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,320,070,187	$—	$—	$1,320,070,187
Other Investment Company	196,513,286	—	—	196,513,286
Repurchase Agreement	—	3,227,609	—	3,227,609

Total Investments	$1,516,583,473	$3,227,609	$—	$1,519,811,082

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $215,598,847, collateralized by cash collateral of $196,513,286 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $24,024,293. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Unaffiliated investments, at value (cost $1,424,317,616) (including securities loaned of $215,598,847)	$1,516,583,473
Repurchase agreement, at value (cost $3,227,609)	3,227,609
Receivables and other assets:
Net income from securities lending	34,763
Shares of beneficial interest sold	60,560

Total assets	1,519,906,405

Liabilities:
Cash collateral received upon return of:
Securities on loan	196,513,286
Payables and other liabilities:
Shares of beneficial interest redeemed	178,482
Investment management fees	600,460
Distribution and service fees	277,574
Transfer agent costs	2,039
Trustees, CCO and deferred compensation fees	6,321
Audit and tax fees	19,182
Custody fees	10,104
Legal fees	7,009
Printing and shareholder reports fees	35,166
Other accrued expenses	20,737

Total liabilities	197,670,360

Net assets	$1,322,236,045

Net assets consist of:
Capital stock ($0.01 par value)	$1,149,444
Additional paid-in capital	1,267,238,766
Total distributable earnings (accumulated losses)	53,847,835

Net assets	$1,322,236,045

Net assets by class:
Initial Class	$2,495,835
Service Class	1,319,740,210

Shares outstanding:
Initial Class	214,954
Service Class	114,729,438

Net asset value and offering price per share:
Initial Class	$11.61
Service Class	11.50

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income from unaffiliated investments	$21,701,419
Interest income from unaffiliated investments	14,931
Net income from securities lending	317,174

Total investment income	22,033,524

Expenses:
Investment management fees	7,070,788
Distribution and service fees:
Service Class	3,268,209
Transfer agent costs	19,187
Trustees, CCO and deferred compensation fees	41,002
Audit and tax fees	32,426
Custody fees	25,209
Legal fees	86,786
Printing and shareholder reports fees	48,489
Other	61,069

Total expenses	10,653,165

Net investment income (loss)	11,380,359

Net realized gain (loss) on:
Unaffiliated investments	(21,952,404)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	48,355,410

Net realized and change in unrealized gain (loss)	26,403,006

Net increase (decrease) in net assets resulting from operations	$37,783,365

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$11,380,359	$24,612,056
Net realized gain (loss)	(21,952,404)	28,749,608
Net change in unrealized appreciation (depreciation)	48,355,410	97,868,081

Net increase (decrease) in net assets resulting from operations	37,783,365	151,229,745

Dividends and/or distributions to shareholders:
Initial Class	(97,934)	(234,130)
Service Class	(48,861,678)	(123,984,302)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(48,959,612)	(124,218,432)

Capital share transactions:
Proceeds from shares sold:
Initial Class	350,202	254,010
Service Class	5,094,402	5,992,224

	5,444,604	6,246,234

Dividends and/or distributions reinvested:
Initial Class	97,934	234,130
Service Class	48,861,678	123,984,302

	48,959,612	124,218,432

Cost of shares redeemed:
Initial Class	(640,660)	(277,845)
Service Class	(145,063,710)	(155,614,848)

	(145,704,370)	(155,892,693)

Net increase (decrease) in net assets resulting from capital share transactions	(91,300,154)	(25,428,027)

Net increase (decrease) in net assets	(102,476,401)	1,583,286

Net assets:
Beginning of year	1,424,712,446	1,423,129,160

End of year	$1,322,236,045	$1,424,712,446

Capital share transactions - shares:
Shares issued:
Initial Class	31,335	21,344
Service Class	461,476	506,980

	492,811	528,324

Shares reinvested:
Initial Class	8,863	20,961
Service Class	4,458,182	11,189,919

	4,467,045	11,210,880

Shares redeemed:
Initial Class	(57,399)	(23,499)
Service Class	(13,135,465)	(13,311,856)

	(13,192,864)	(13,335,355)

Net increase (decrease) in shares outstanding:
Initial Class	(17,201)	18,806
Service Class	(8,215,807)	(1,614,957)

	(8,233,008)	(1,596,151)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.67	$11.50	$12.18	$10.72	$10.62

Investment operations:
Net investment income (loss) (A)	0.12	0.23	0.23	0.19	0.19	(B)
Net realized and unrealized gain (loss)	0.27	1.04	(0.71)	1.48	0.07

Total investment operations	0.39	1.27	(0.48)	1.67	0.26

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.26)	(0.20)	(0.21)	(0.16)
Net realized gains	(0.21)	(0.84)	—	—	—

Total dividends and/or distributions to shareholders	(0.45)	(1.10)	(0.20)	(0.21)	(0.16)

Net asset value, end of year	$11.61	$11.67	$11.50	$12.18	$10.72

Total return	3.59%	11.43%	(3.98)%	15.71%	2.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,496	$2,710	$2,454	$2,582	$2,653
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.56%	0.56%	0.56%	0.56%	0.55%
Including waiver and/or reimbursement and recapture	0.56%	0.56%	0.56%	0.56%	0.55	%(B)
Net investment income (loss) to average net assets	1.11%	1.98%	1.95%	1.65%	1.75	%(B)
Portfolio turnover rate	99%	179%	214%	18%	165%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$11.57	$11.41	$12.08	$10.63	$10.53

Investment operations:
Net investment income (loss) (A)	0.10	0.20	0.20	0.16	0.16	(B)
Net realized and unrealized gain (loss)	0.25	1.02	(0.70)	1.47	0.07

Total investment operations	0.35	1.22	(0.50)	1.63	0.23

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.22)	(0.17)	(0.18)	(0.13)
Net realized gains	(0.21)	(0.84)	—	—	—

Total dividends and/or distributions to shareholders	(0.42)	(1.06)	(0.17)	(0.18)	(0.13)

Net asset value, end of year	$11.50	$11.57	$11.41	$12.08	$10.63

Total return	3.25%	11.13%	(4.17)%	15.44%	2.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,319,740	$1,422,002	$1,420,675	$1,613,733	$1,541,231
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.81%	0.81%	0.80%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.81%	0.81%	0.80	%(B)
Net investment income (loss) to average net assets	0.87%	1.72%	1.68%	1.42%	1.50	%(B)
Portfolio turnover rate	99%	179%	214%	18%	165%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation —Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$196,513,286	$—	$—	$—	$196,513,286
Total Borrowings	$196,513,286	$—	$—	$—	$196,513,286

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.68%	May 1, 2021
Service Class	0.93	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,204,316,395	$ 1,328,017,326

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,435,870,905	$ 84,411,235	$ (471,058)	$ 83,940,177

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 17,669,114	$ 23,643,743

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 32,427,067	$ 16,532,545	$ —	$ 25,987,659	$ 98,230,773	$ —
As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,220,515	$ —	$ (41,312,857)	$ —	$ —	$ 83,940,177

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. LEGAL PROCEEDINGS  (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $16,532,545 for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,892,670	$ 1,015,634

Transamerica Series Trust	Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

On July 31, 2020, Franklin Resources, Inc. (“Franklin”) acquired Legg Mason Inc. (“Legg Mason”), the parent company of QS Investors, LLC (“QS Investors”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on June 17-18, 2020, considered the continued retention of QS Investors as sub-adviser to Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate VP and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (each a “Portfolio” and collectively, the “Portfolios”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and QS Investors, with respect to the Portfolios (the “New Sub-Advisory Agreements”), were reasonable, and approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders invested in such Portfolio. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Agreements to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Agreements, the Board Members requested and received from TAM and QS Investors certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that QS Investors would remain the sub-adviser to the Portfolios and that the transaction is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and the contract holders, including compliance services;

(b)        that Franklin has no current plans to make any changes to the management structure, personnel or processes of QS Investors following the transaction;

(c)        that QS Investors will become part of an organization with greater scale, broader distribution capabilities and new opportunities to grow;

(d)        that QS Investors will continue to have the capabilities, resources and personnel necessary to provide services to the Portfolios based on an assessment of QS Investors, their investment personnel, and the services QS Investors currently provides to the Portfolios; and

(e)        that the New Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to QS Investors.

In approving the New Agreements, the Board Members also relied, as to QS Investors services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Agreement was in the best interests of the applicable Portfolio and the contract holders and unanimously approved the New Agreements to take effect upon the closing of the transaction.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Rothschild & Co Asset Management US Inc. (12/1/2020 – 12/31/2020)

The equity market’s significant rally off the lows in 2020 highlights the forward-looking narrative set by investors. Unprecedented fiscal and monetary stimulus coupled with the roll-out of effective COVID-19 vaccines and therapeutics, has provided a level of optimism that 2021 will be supportive of economic growth and corporate profit trends.

Consensus expectations for GDP growth and corporate earnings have been increasing as analysts adjust for the beneficial effects of new stimulus checks on consumer spending, corporate reorganizations on operating margins, and historically low interest rates on funding costs. That said, we are cautious about unbridled optimism, as there are many moving parts that could influence stock returns in the coming quarters, including: potential mutations in COVID-19, changes in global central bank policies, and policy shifts in Washington. Additionally, current valuations would imply some vulnerability in the U.S. equity markets in the event of any material setbacks.

As it relates to the Portfolio’s positioning, we stress the importance of maintaining balance through bottom-up stock selection. While a rising tide in the U.S. equity markets lifted most boats during the latter half of 2020, we believe that differentiation at the stock level will be important again in 2021. COVID-19 changed the game for many industries, and the pace of technological innovation and adoption was likely accelerated by years in some instances. The spread between companies, which successfully navigated through this dynamic environment and those that have not, will only widen in the coming years. As a result, we continue to focus on identifying those companies with sustainable business plans, competitive advantages, and strong balance sheets, all while keeping a discipline on relative valuation multiples.

Levin Easterly Partners LLC (1/1/2020 – 11/30/2020)

During the period January 1 through November 30, 2020, the Russell 1000® Value Index declined -1.0%. The best performing sectors during the period were materials and industrials. The worst performing sectors were energy and real estate.

The year in the markets was defined by COVID-19. The emergence of the virus and the subsequent government attempts to control its spread resulted in dramatic economic consequences, leading the Russell 1000® Value Index to drop dramatically to its lows on March 23, 2020. Aggressive fiscal and monetary actions by the U.S. and other world governments caused an initial snap back in markets, with the Russell 1000® Value rallying back and it continued to grind upward through the balance of the year to finish almost flat through November 30, 2020. The actions taken by the U.S. Federal Reserve (“Fed”) were unprecedented in scope with about two dozen programs and policy changes implemented. In addition, the U.S. Congress passed major legislation to alleviate the economic effects of the crisis on individuals, small businesses, corporations, and the financial system in general.

COVID-19 continues to dominate the market and economic outlook, and while the third and fourth quarters saw a resurgence of the virus in the U.S. and Europe, as vaccine distributions ramp in the U.S. and globally, the market is looking ahead to a post-pandemic world. The overall investment climate remains robust and has benefitted from near historically low interest rates. Low inflation and high unemployment rates suggest that the Fed will keep rates low for the foreseeable future.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Rothschild & Co Large Cap Value VP, Service Class returned -0.61%. By comparison, its benchmark, the Russell 1000® Value Index, returned 2.80%.

STRATEGY REVIEW

Rothschild & Co Asset Management US Inc. (12/1/2020 – 12/31/2020)

Rothschild & Co Asset Management US Inc. began sub-advising the Portfolio on December 1, 2020 and the Portfolio outperformed its benchmark for the one-month period ended December 31, 2020. Stock selection and modest sector allocation drove outperformance for the period. Stock selection was led by the information technology, communication services, and industrials sectors, while the consumer discretionary sector was the largest detractor from relative performance. Sector allocations provided a slight boost to relative performance, with tailwinds from an underweight to the utilities sector and an overweight to the financials sector, offset by an underweight to the energy sector.

Top contributors to performance during the month were Walt Disney Co. and Micron Technology, Inc. Shares of Walt Disney Co. outperformed in the period driven by better-than-expected earnings trends coupled with demand for its Disney+ offering that continues to surpass expectations. In addition, an analyst day in December show-cased the company’s broad and robust digital pipeline offerings

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

(Disney+, HULU, ESPN+) and global reach, and supported the case for continued momentum for the segment. Lastly, the prospect of effective COVID-19 vaccine administration in the first quarter of 2021 supports the case to further reopen the Theme Park’s business in the first quarter of 2021 and into 2022, which is a material earnings contributor. In information technology, shares of Micron Technology, Inc., a semiconductor DRAM (dynamic random-access memory) and NAND (not-AND memory) manufacturing company, was a top contributor in the sector and across the Portfolio in December. The company raised its guidance in early December to reflect better than expected business trends. Improvements in end market demand and limited DRAM supply drove DRAM pricing higher. We believe the pieces are falling in place for another DRAM upcycle in 2021 as cyclical growth picks up.

The largest detractor from performance during the month was AmerisourceBergen Corp. Shares of the company modestly underperformed in the month, which we attribute mainly to market flows, as there was little fundamental news reported during December. We believe that the company remains well-positioned within the drug distribution industry, particularly within the higher-value specialty segment, and valuation remains attractive versus history and peers.

Levin Easterly Partners LLC (1/1/2020 – 11/30/2020)

The Portfolio underperformed the Russell 1000® Value Index during the 11-month period ended November 30, 2020. Stock selection accounted for all the underperformance as sector weights had a positive effect primarily due to residual cash.

The largest detractor from performance during the period was Occidental Petroleum Corp. (“Occidental”). After levering up to acquire Anadarko Petroleum (“Anadarko”) in 2019, Occidental was caught in the early-to-middle stages of asset sales to pay down debt when the pandemic hit. The company’s sale of assets in Ghana and Algeria failed to receive regulatory approval and Occidental failed to exit its large ownership stake in Anadarko’s MLP, Western Midstream Partners. Consequently, Occidental was forced to substantially reduce its dividend. We exited the Portfolio’s position in the company.

The top contributor to performance during the period was Eaton Corp. PLC (“Eaton”). We initiated a new position in the early-cycle industrial company that we have owned several times over our long history. Eaton is in the process of becoming a pure-play power management company, focused on energy efficient solutions in various industrial end markets. They completed the divestiture of their Cooper Lighting Systems business in March and agreed to sell their hydraulics business to Danfoss in January. We believe the company has a strong balance sheet, an attractive dividend yield, and has further room to rerate higher as a pure-play power management company.

Paul Roukis, CFA

Jeff Agne

Co-Portfolio Managers

Rothschild & Co Asset Management US Inc.

Jack Murphy

Christopher Susanin

Co-Portfolio Managers

Levin Easterly Partners LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.2%
Other Investment Company	0.1
Net Other Assets (Liabilities)	1.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Service Class	(0.61)%	1.76%	09/29/2017
Russell 1000® Value Index (A)	2.80%	7.34%

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of the Portfolio will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater rice swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,231.00	$6.73	$1,019.10	$6.09	1.20%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 98.2%
Aerospace & Defense - 3.0%
Northrop Grumman Corp.	1,199	$ 365,359
Textron, Inc.	8,442	408,002

		773,361

Automobiles - 1.9%
General Motors Co.	11,511	479,318

Banks - 8.2%
Bank of America Corp.	32,400	982,044
JPMorgan Chase & Co.	8,863	1,126,221

		2,108,265

Beverages - 2.0%
PepsiCo, Inc.	3,487	517,122

Biotechnology - 2.0%
AbbVie, Inc.	4,824	516,892

Building Products - 2.2%
Trane Technologies PLC	3,855	559,592

Capital Markets - 10.4%
BlackRock, Inc.	924	666,703
Charles Schwab Corp.	16,682	884,814
Intercontinental Exchange, Inc.	4,787	551,893
State Street Corp.	7,854	571,614

		2,675,024

Chemicals - 2.7%
Air Products & Chemicals, Inc.	2,566	701,083

Construction & Engineering - 2.0%
Quanta Services, Inc.	7,298	525,602

Construction Materials - 1.9%
Martin Marietta Materials, Inc.	1,740	494,108

Electric Utilities - 3.4%
Duke Energy Corp.	3,162	289,513
Xcel Energy, Inc.	8,899	593,296

		882,809

Entertainment - 3.8%
Walt Disney Co. (A)	5,380	974,748

Equity Real Estate Investment Trusts - 3.9%
American Tower Corp.	2,333	523,665
Prologis, Inc.	4,824	480,760

		1,004,425

Food Products - 1.9%
Mondelez International, Inc., Class A	8,274	483,781

Health Care Equipment & Supplies - 3.0%
Medtronic PLC	6,667	780,972

Health Care Providers & Services - 3.9%
AmerisourceBergen Corp.	4,280	418,413
UnitedHealth Group, Inc.	1,703	597,208

		1,015,621

Household Durables - 1.7%
PulteGroup, Inc.	10,166	438,358

Insurance - 3.9%
Hartford Financial Services Group, Inc.	9,844	482,159
Willis Towers Watson PLC	2,530	533,020

		1,015,179

Interactive Media & Services - 3.3%
Alphabet, Inc., Class A (A)	490	858,794

	Shares	Value
COMMON STOCKS (continued)
IT Services - 2.2%
Global Payments, Inc.	2,626	$ 565,693

Life Sciences Tools & Services - 2.2%
Thermo Fisher Scientific, Inc.	1,201	559,402

Machinery - 5.0%
Caterpillar, Inc.	3,306	601,758
Parker-Hannifin Corp.	2,494	679,391

		1,281,149

Media - 3.9%
Comcast Corp., Class A	9,386	491,826
Discovery, Inc., Class A (A) (B)	16,778	504,850

		996,676

Multiline Retail - 2.3%
Target Corp.	3,327	587,315

Oil, Gas & Consumable Fuels - 3.1%
Chevron Corp.	6,618	558,890
ConocoPhillips	5,890	235,541

		794,431

Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	8,506	527,627
Eli Lilly & Co.	2,568	433,581

		961,208

Road & Rail - 2.4%
Kansas City Southern	3,062	625,046

Semiconductors & Semiconductor Equipment - 2.6%
Micron Technology, Inc. (A)	9,035	679,251

Software - 1.7%
Microsoft Corp.	2,034	452,402

Specialty Retail - 1.9%
Lowe’s Cos., Inc.	3,059	491,000

Technology Hardware, Storage & Peripherals - 2.1%
Apple, Inc.	4,126	547,479

Total Common Stocks (Cost $23,837,510)		25,346,106

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (C)	13,100	13,100

Total Other Investment Company (Cost $13,100)		13,100

Total Investments (Cost $23,850,610)		25,359,206
Net Other Assets (Liabilities) - 1.7%		450,364

Net Assets - 100.0%		$ 25,809,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$25,346,106	$—	$—	$25,346,106
Other Investment Company	13,100	—	—	13,100

Total Investments	$25,359,206	$—	$—	$25,359,206

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $12,818, collateralized by cash collateral of $13,100. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2020

Assets:
Investments, at value (cost $23,850,610) (including securities loaned of $12,818)	$25,359,206
Cash	524,446
Receivables and other assets:
Net income from securities lending	57
Dividends	33,163

Total assets	25,916,872

Liabilities:
Cash collateral received upon return of:
Securities on loan	13,100
Payables and other liabilities:
Investments purchased	56,398
Shares of beneficial interest redeemed	6,794
Investment management fees	4,730
Distribution and service fees	5,057
Transfer agent costs	31
Trustees, CCO and deferred compensation fees	46
Audit and tax fees	14,227
Custody fees	3,392
Legal fees	87
Printing and shareholder reports fees	519
Other accrued expenses	2,921

Total liabilities	107,302

Net assets	$25,809,570

Net assets consist of:
Capital stock ($0.01 par value)	$25,451
Additional paid-in capital	22,999,134
Total distributable earnings (accumulated losses)	2,784,985

Net assets	$25,809,570

Shares outstanding	2,545,122

Net asset value and offering price per share	$10.14

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$511,600
Net income from securities lending	279
Withholding taxes on foreign income	(1,068)

Total investment income	510,811

Expenses:
Investment management fees	109,321
Distribution and service fees	42,482
Transfer agent costs	254
Trustees, CCO and deferred compensation fees	535
Audit and tax fees	22,172
Custody fees	11,178
Legal fees	11,871
Printing and shareholder reports fees	4,047
Other	7,480

Total expenses before waiver and/or reimbursement and recapture	209,340

Expense waived and/or reimbursed	(13,140)
Recapture of previously waived and/or reimbursed fees	7,716

Net expenses	203,916

Net investment income (loss)	306,895

Net realized gain (loss) on:
Investments	1,257,935

Net change in unrealized appreciation (depreciation) on:
Investments	1,131,119

Net realized and change in unrealized gain (loss)	2,389,054

Net increase (decrease) in net assets resulting from operations	$2,695,949

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$306,895	$117,346
Net realized gain (loss)	1,257,935	144,811
Net change in unrealized appreciation (depreciation)	1,131,119	693,632

Net increase (decrease) in net assets resulting from operations	2,695,949	955,789

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(497,683)	(45,616)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(497,683)	(45,616)

Capital share transactions:
Proceeds from shares sold	15,468,655	9,144,003
Dividends and/or distributions reinvested	497,683	45,616
Cost of shares redeemed	(5,233,455)	(325,291)

Net increase (decrease) in net assets resulting from capital share transactions	10,732,883	8,864,328

Net increase (decrease) in net assets	12,931,149	9,774,501

Net assets:
Beginning of year	12,878,421	3,103,920

End of year	$25,809,570	$12,878,421

Capital share transactions - shares:
Shares issued	1,880,757	910,630
Shares reinvested	57,938	4,762
Shares redeemed	(620,968)	(32,265)

Net increase (decrease) in shares outstanding	1,317,727	883,127

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2020		December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$10.49		$9.02	$10.21	$10.00

Investment operations:
Net investment income (loss) (B)	0.16		0.16	0.12	0.02
Net realized and unrealized gain (loss)	(0.27	)(C)	1.37	(1.22)	0.19

Total investment operations	(0.11)		1.53	(1.10)	0.21

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.03)	(0.02)	—
Net realized gains	(0.18)		(0.03)	(0.07)	—

Total dividends and/or distributions to shareholders	(0.24)		(0.06)	(0.09)	—

Net asset value, end of period/year	$10.14		$10.49	$9.02	$10.21

Total return	(0.61)%		17.00%	(10.86)%	2.10	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$25,810		$12,878	$3,104	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%		1.49%	3.27%	15.95	%(E)
Including waiver and/or reimbursement and recapture	1.20%		1.20%	1.20%	1.20	%(E)
Net investment income (loss) to average net assets	1.81%		1.59%	1.15%	0.77	%(E)
Portfolio turnover rate	288%		144%	159%	53	%(D)

(A)	Commenced operations on September 29, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Rothschild & Co Large Cap Value VP (formerly, Transamerica Levin Large Cap Value VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $1,112.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$13,100	$—	$—	$—	$13,100
Total Borrowings	$13,100	$—	$—	$—	$13,100

5. RISK FACTOR

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective December 1, 2020
First $1 billion	0.594%
Over $1 billion up to $2 billion	0.580
Over $2 billion up to $3 billion	0.560
Over $3 billion	0.540
Prior to December 1, 2020
First $750 million	0.650
Over $750 million up to $1 billion	0.620
Over $1 billion up to $2 billion	0.600
Over $2 billion up to $3 billion	0.590
Over $3 billion	0.580

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.20%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2018	2019	2020	Total
$ 32,889	$ 22,705	$ 11,561	$ 67,155

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 57,866,336	$ —	$ 47,226,647	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 23,954,219	$ 1,495,638	$ (90,651)	$ 1,404,987

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 497,683	$ —	$ —	$ 29,686	$ 15,930	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,379,998	$ —	$ —	$ —	$ —	$ 1,404,987

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Rothschild & Co. Large Cap Value VP

Opinion on The Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Rothschild & Co. Large Cap Value VP (formerly, Transamerica Levin Large Cap Value VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from September 29, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 29, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on August 5-6, 2020, the Board Members considered the termination of Levin Easterly Partners LLC (“Levin”) as sub-adviser to Transamerica Rothschild & Co Large Cap Value VP (formerly, Transamerica Levin Large Cap Value VP) (the “Portfolio”), and Transamerica Large Cap Value, a series of Transamerica Funds (each a “LCV Fund” and collectively, the “LCV Funds”), and the approval of the proposed sub-advisory agreements (each a “Rothschild Sub-Advisory Agreement,” and collectively, the “Rothschild Sub-Advisory Agreements”) between Transamerica Asset Management, Inc. (“TAM”) and Rothschild & Co Asset Management US Inc. (“Rothschild”) with respect to the LCV Funds, as well as the approval of a revised management fee schedule for each LCV Fund.

Following their review and consideration, the Board Members determined, with respect to each LCV Fund, that the terms of the Rothschild Sub-Advisory Agreement were reasonable and that the termination of Levin as sub-adviser to the LCV Fund and the approval of the Rothschild Sub-Advisory Agreement were in the best interests of the LCV Fund and its shareholders. The Board Members, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with Levin and unanimously approved the Rothschild Sub-Advisory Agreements for an initial two-year period. The Board Members, including the independent members of the Board (the “Independent Board Members”), also unanimously approved the revised management fee schedule for each LCV Fund.

Prior to reaching their decision, the Board Members requested and received from TAM and Rothschild certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Rothschild Sub-Advisory Agreements, including information they had previously received from TAM as part of their regular oversight of the LCV Funds, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM. To the extent applicable, the Board Members considered information about the performance of a similar fund managed by Rothschild.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Rothschild present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Rothschild Sub-Advisory Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by Rothschild under the Rothschild Sub-Advisory Agreements, the Board Members considered information provided by TAM and Rothschild regarding the operations, facilities, organization and personnel of Rothschild, the anticipated ability of Rothschild to perform its duties under the Rothschild Sub-Advisory Agreements and the proposed changes to the LCV Funds’ principal investment strategies. The Board Members further considered that: (i) Rothschild is an experienced asset management firm; (ii) TAM is recommending that Rothschild be appointed as sub-adviser to the LCV Funds; and (iii) TAM believes that Rothschild has the capabilities, resources and personnel necessary to provide sub-advisory services to the LCV Funds based on TAM’s assessment of Rothschild’s organization and investment personnel. The Board Members also considered Rothschild’s proposed responsibilities and experience with the LCV Funds’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board Members that neither the approval of the Rothschild Sub-Advisory Agreements nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the LCV Funds and their shareholders, including compliance services. Based on these and other considerations, the Board Members determined that Rothschild can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the LCV Funds and that Rothschild’s appointment is not expected to diminish the nature, extent and quality of services provided to the LCV Funds.

Investment Performance. The Board Members considered Rothschild’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of each LCV Fund for various trailing periods ended March 31, 2020 as compared to: (i) the simulated, back-tested performance of the proposed strategy (“Proposed Strategy”); (ii) the historical performance of an existing Rothschild large cap value strategy with a more diversified portfolio (“Existing Rothschild Strategy”); (iii) the LCV Funds’ benchmark; and (iv) an applicable peer group median. The Board Members noted that both the Proposed Strategy and the Existing Rothschild Strategy outperformed Class I shares of Transamerica Large Cap Value for the past one-, three- and five-year periods and Service Class shares of the Portfolio for the past one-year period. The Board Members further noted that the Proposed Strategy and the Existing Rothschild Strategy outperformed the LCV Funds’ benchmark and the applicable peer group median, each for the past one-, three-, five- and ten-year periods.

Transamerica Series Trust	Annual Report 2020

Transamerica Rothschild & Co Large Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Rothschild, the Board Members concluded that Rothschild is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Proposed Strategy, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each LCV Fund. The Board Members reviewed the management fee and total expense ratio of each class of each LCV Fund, assuming implementation of the Fee Changes and based on assets as of March 1, 2020, as compared to the applicable Broadridge and Morningstar peer group medians. The Board Members noted that the management fee of each LCV Fund would be below the applicable Broadridge and Morningstar peer group medians. With respect to Transamerica Large Cap Value, the Board Members noted that the total expense ratios of each share class for which applicable Broadridge and Morningstar peer group medians were available would be in line with or below such medians, with the exception of Class R1, which would be below the applicable Morningstar peer group median, but above the applicable Broadridge peer group median. With respect to the Portfolio, the Board Members considered that the total expense ratio of each class would be above the applicable Broadridge and Morningstar peer group medians. The Board Members noted TAM’s representation that it does not consider the Portfolio to be at scale and expects the Portfolio’s expenses to decrease as it gains scale.

The Board Members considered that the revised management and new sub-advisory fee schedules for each LCV Fund would be lower at all asset levels than the current management and sub-advisory fee schedules. The Board Members also considered that TAM had negotiated with Rothschild to have the LCV Funds’ assets aggregated for purposes of computing breakpoints in the new sub-advisory fee schedules. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of each LCV Fund is expected to decrease or remain the same. The Board noted that as the LCV Funds grow in size, the revised management and new sub-advisory fee schedules have the potential to result in additional savings for investors.

The Board Members considered the portion of each LCV Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to Rothschild and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each LCV Fund were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to Rothschild, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and Rothschild, which is not affiliated with TAM, and would be paid by TAM and not the LCV Funds. As a result, the Board Members did not consider Rothschild’s anticipated profitability to be material to its decision to approve the Rothschild Sub-Advisory Agreements. The Board Members also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets as of May 31, 2020, there was expected to be a nominal net decrease in the net management fees retained by TAM for Transamerica Large Cap Value and a nominal net increase in the fees retained for the Portfolio. The Board Members considered TAM’s view that each LCV Fund’s proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each LCV Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each LCV Fund to TAM, and the sub-advisory fees payable by TAM to Rothschild, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by Rothschild from its relationships with the LCV Funds. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Rothschild or the LCV Funds, and that Rothschild may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and Rothschild Sub-Advisory Agreement for each LCV Fund was in the best interests of the LCV Fund and its shareholders and voted to approve the revised management fee schedule and Rothschild Sub-Advisory Agreement for each LCV Fund.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

(unaudited)

MARKET ENVIRONMENT

The economic landscape was justifiably dominated by the COVID-19 pandemic throughout most of the developed world during 2020. The U.S. was hit hard by the virus from both an economic and a health perspective. The S&P 500® Index (the “S&P 500” or the “Index”) started the year down substantially as COVID-19 emerged and uncertainty followed. Companies began altering the ways that they operate amid everchanging social distancing orders. The Index recouped its value in the second quarter as both consumers and businesses learned to adapt to the new terrain. For the overall calendar year, the Index gained 18.40%, buoyed by the increased demand for technology stocks, the U.S. presidential election results, federal stimulus legislation, and the hope for FDA approval of multiple effective COVID-19 vaccines, which came to fruition as the year ended. The big non-COVID-19 related event within the Index this past year was the long-anticipated addition of Tesla to the Index that finally occurred in mid-December. At the time of the announcement, Tesla was ranked as the 12th largest U.S. company.

PERFORMANCE

For the year ended December 31, 2020, Transamerica S&P 500 Index VP, Service Class returned 17.98%. By comparison, its benchmark, the S&P 500® Index, returned 18.40%.

STRATEGY REVIEW

The investment objective of Transamerica S&P 500 Index VP (the “Portfolio”) is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the Portfolio’s benchmark index, the S&P 500. After expenses, the Portfolio underperformed its benchmark for the 12-month period ended December 31, 2020.

The primary drivers of Portfolio performance variation from the Index during the year were expenses, slight mismatches in security weightings versus the Index, cash and futures drag, and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance during the year were Apple Inc., Amazon.com, Inc., and Microsoft Corp. The top negative contributors to the Portfolio’s performance during the year were Exxon Mobil Corp., AT&T Inc., and Wells Fargo & Co.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Feehily, CFA

Keith Richardson

Karl Schneider

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Net Other Assets (Liabilities) ^	1.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Initial Class	18.18%	12.44%	01/12/2018
Service Class	17.98%	14.82%	05/01/2017
S&P 500® (A)	18.40%	15.41%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,220.10	$0.78	$1,024.40	$0.71	0.14%
Service Class	1,000.00	1,219.00	2.18	1,023.20	1.98	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 98.9%
Aerospace & Defense - 1.6%
Boeing Co.	6,364	$ 1,362,278
General Dynamics Corp.	2,846	423,542
Howmet Aerospace, Inc.	4,636	132,311
Huntington Ingalls Industries, Inc.	454	77,398
L3 Harris Technologies, Inc.	2,506	473,684
Lockheed Martin Corp.	2,950	1,047,191
Northrop Grumman Corp.	1,852	564,341
Raytheon Technologies Corp.	18,209	1,302,126
Teledyne Technologies, Inc. (A)	462	181,095
Textron, Inc.	2,850	137,741
TransDigm Group, Inc. (A)	664	410,916

		6,112,623

Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	1,615	151,600
Expeditors International of Washington, Inc.	2,077	197,544
FedEx Corp.	2,892	750,821
United Parcel Service, Inc., Class B	8,613	1,450,429

		2,550,394

Airlines - 0.3%
Alaska Air Group, Inc.	1,420	73,840
American Airlines Group, Inc.	6,613	104,287
Delta Air Lines, Inc.	7,835	315,045
Southwest Airlines Co.	7,123	332,003
United Airlines Holdings, Inc. (A)	3,492	151,029

		976,204

Auto Components - 0.1%
Aptiv PLC	3,309	431,130
BorgWarner, Inc.	2,854	110,278

		541,408

Automobiles - 1.9%
Ford Motor Co.	47,843	420,540
General Motors Co.	15,056	626,932
Tesla, Inc. (A)	9,113	6,430,770

		7,478,242

Banks - 3.8%
Bank of America Corp.	91,408	2,770,576
Citigroup, Inc.	24,972	1,539,773
Citizens Financial Group, Inc.	5,102	182,447
Comerica, Inc.	1,777	99,263
Fifth Third Bancorp	8,428	232,360
First Republic Bank	2,118	311,198
Huntington Bancshares, Inc.	12,776	161,361
JPMorgan Chase & Co.	36,622	4,653,558
KeyCorp	11,533	189,257
M&T Bank Corp.	1,604	204,189
People’s United Financial, Inc.	4,839	62,568
PNC Financial Services Group, Inc.	5,069	755,281
Regions Financial Corp.	11,464	184,800
SVB Financial Group (A)	613	237,740
Truist Financial Corp.	16,130	773,111
US Bancorp	16,401	764,123
Wells Fargo & Co.	49,587	1,496,536
Zions Bancorp NA	1,962	85,229

		14,703,370

Beverages - 1.6%
Brown-Forman Corp., Class B	2,158	171,410

	Shares	Value
COMMON STOCKS (continued)
Beverages (continued)
Coca-Cola Co.	46,436	$ 2,546,550
Constellation Brands, Inc., Class A	2,058	450,805
Molson Coors Beverage Co., Class B	2,387	107,868
Monster Beverage Corp. (A)	4,525	418,472
PepsiCo, Inc.	16,592	2,460,594

		6,155,699

Biotechnology - 1.9%
AbbVie, Inc.	21,193	2,270,830
Alexion Pharmaceuticals, Inc. (A)	2,645	413,255
Amgen, Inc.	6,984	1,605,761
Biogen, Inc. (A)	1,835	449,318
Gilead Sciences, Inc.	15,009	874,424
Incyte Corp. (A)	2,196	191,008
Regeneron Pharmaceuticals, Inc. (A)	1,276	616,449
Vertex Pharmaceuticals, Inc. (A)	3,111	735,254

		7,156,299

Building Products - 0.5%
A.O. Smith Corp.	1,553	85,136
Allegion PLC	1,152	134,070
Carrier Global Corp.	9,981	376,483
Fortune Brands Home & Security, Inc.	1,721	147,524
Johnson Controls International PLC	8,624	401,792
Masco Corp.	3,243	178,138
Trane Technologies PLC	2,931	425,464

		1,748,607

Capital Markets - 2.7%
Ameriprise Financial, Inc.	1,399	271,868
Bank of New York Mellon Corp.	9,988	423,891
BlackRock, Inc.	1,700	1,226,618
Cboe Global Markets, Inc.	1,361	126,736
Charles Schwab Corp.	18,057	957,743
CME Group, Inc.	4,296	782,087
Franklin Resources, Inc.	3,161	78,993
Goldman Sachs Group, Inc.	4,122	1,087,013
Intercontinental Exchange, Inc.	6,716	774,288
Invesco, Ltd.	4,223	73,607
MarketAxess Holdings, Inc.	468	267,022
Moody’s Corp.	1,929	559,873
Morgan Stanley	17,128	1,173,782
MSCI, Inc.	988	441,172
Nasdaq, Inc.	1,425	189,154
Northern Trust Corp.	2,566	238,997
Raymond James Financial, Inc.	1,467	140,348
S&P Global, Inc.	2,881	947,071
State Street Corp.	4,330	315,137
T. Rowe Price Group, Inc.	2,698	408,450

		10,483,850

Chemicals - 1.8%
Air Products & Chemicals, Inc.	2,644	722,394
Albemarle Corp.	1,272	187,645
Celanese Corp.	1,377	178,927
CF Industries Holdings, Inc.	2,587	100,143
Corteva, Inc.	9,047	350,300
Dow, Inc.	9,067	503,218
DuPont de Nemours, Inc.	8,770	623,635
Eastman Chemical Co.	1,620	162,453

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Ecolab, Inc.	2,969	$ 642,373
FMC Corp.	1,604	184,348
International Flavors & Fragrances, Inc.	1,282	139,533
Linde PLC	6,296	1,659,059
LyondellBasell Industries NV, Class A	3,164	290,012
Mosaic Co.	3,979	91,557
PPG Industries, Inc.	2,890	416,796
Sherwin-Williams Co.	978	718,742

		6,971,135

Commercial Services & Supplies - 0.4%
Cintas Corp.	1,066	376,788
Copart, Inc. (A)	2,540	323,215
Republic Services, Inc.	2,590	249,417
Rollins, Inc.	2,545	99,433
Waste Management, Inc.	4,643	547,549

		1,596,402

Communications Equipment - 0.8%
Arista Networks, Inc. (A)	647	187,999
Cisco Systems, Inc.	50,726	2,269,989
F5 Networks, Inc. (A)	765	134,594
Juniper Networks, Inc.	4,242	95,487
Motorola Solutions, Inc.	2,083	354,235

		3,042,304

Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	1,633	177,932
Quanta Services, Inc.	1,623	116,888

		294,820

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	778	220,929
Vulcan Materials Co.	1,634	242,338

		463,267

Consumer Finance - 0.5%
American Express Co.	7,811	944,428
Capital One Financial Corp.	5,587	552,275
Discover Financial Services	3,768	341,117
Synchrony Financial	6,711	232,939

		2,070,759

Containers & Packaging - 0.4%
Amcor PLC	18,534	218,145
Avery Dennison Corp.	1,038	161,004
Ball Corp.	4,003	373,000
International Paper Co.	4,651	231,248
Packaging Corp. of America	1,136	156,666
Sealed Air Corp.	1,995	91,351
WestRock Co.	3,240	141,037

		1,372,451

Distributors - 0.1%
Genuine Parts Co.	1,724	173,141
LKQ Corp. (A)	3,538	124,679
Pool Corp.	479	178,428

		476,248

Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc., Class B (A)	23,384	5,422,048

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	85,560	$ 2,460,706
Lumen Techologies, Inc.	12,506	121,933
Verizon Communications, Inc.	49,696	2,919,640

		5,502,279

Electric Utilities - 1.8%
Alliant Energy Corp.	3,135	161,547
American Electric Power Co., Inc.	5,924	493,291
Duke Energy Corp.	8,808	806,460
Edison International	4,651	292,176
Entergy Corp.	2,464	246,006
Evergy, Inc.	2,718	150,876
Eversource Energy	4,202	363,515
Exelon Corp.	11,920	503,262
FirstEnergy Corp.	6,721	205,730
NextEra Energy, Inc.	23,507	1,813,565
NRG Energy, Inc.	2,781	104,427
Pinnacle West Capital Corp.	1,427	114,089
PPL Corp.	9,462	266,828
Southern Co.	12,639	776,414
Xcel Energy, Inc.	6,432	428,821

		6,727,007

Electrical Equipment - 0.5%
AMETEK, Inc.	2,773	335,366
Eaton Corp. PLC	4,760	571,866
Emerson Electric Co.	7,145	574,244
Rockwell Automation, Inc.	1,423	356,903

		1,838,379

Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	3,650	477,310
CDW Corp.	1,760	231,950
Corning, Inc.	9,195	331,020
FLIR Systems, Inc.	1,450	63,554
IPG Photonics Corp. (A)	411	91,978
Keysight Technologies, Inc. (A)	2,198	290,334
TE Connectivity, Ltd.	4,039	489,002
Vontier Corp. (A)	1,512	50,501
Zebra Technologies Corp., Class A (A)	631	242,512

		2,268,161

Energy Equipment & Services - 0.2%
Baker Hughes Co.	8,163	170,198
Halliburton Co.	10,407	196,692
National Oilwell Varco, Inc.	5,034	69,117
Schlumberger NV	17,034	371,852
TechnipFMC PLC	4,859	45,675

		853,534

Entertainment - 2.2%
Activision Blizzard, Inc.	9,251	858,955
Electronic Arts, Inc.	3,535	507,626
Live Nation Entertainment, Inc. (A)	1,798	132,117
Netflix, Inc. (A)	5,305	2,868,573
Take-Two Interactive Software, Inc. (A)	1,408	292,568
Walt Disney Co.	21,749	3,940,484

		8,600,323

Equity Real Estate Investment Trusts - 2.3%
Alexandria Real Estate Equities, Inc.	1,462	260,558
American Tower Corp.	5,325	1,195,249

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc.	1,656	$ 265,672
Boston Properties, Inc.	1,757	166,089
Crown Castle International Corp.	5,117	814,575
Digital Realty Trust, Inc.	3,293	459,406
Duke Realty Corp.	4,646	185,701
Equinix, Inc.	1,080	771,314
Equity Residential	4,055	240,380
Essex Property Trust, Inc.	815	193,497
Extra Space Storage, Inc.	1,526	176,802
Federal Realty Investment Trust	844	71,841
Healthpeak Properties, Inc.	6,730	203,448
Host Hotels & Resorts, Inc.	8,428	123,302
Iron Mountain, Inc.	3,664	108,015
Kimco Realty Corp.	5,242	78,682
Mid-America Apartment Communities, Inc.	1,352	171,285
Prologis, Inc.	8,851	882,091
Public Storage	1,863	430,223
Realty Income Corp.	4,250	264,223
Regency Centers Corp.	1,900	86,621
SBA Communications Corp.	1,323	373,258
Simon Property Group, Inc.	3,931	335,236
SL Green Realty Corp.	959	57,137
UDR, Inc.	3,714	142,729
Ventas, Inc.	4,656	228,330
Vornado Realty Trust	1,870	69,826
Welltower, Inc.	5,039	325,620
Weyerhaeuser Co.	9,186	308,007

		8,989,117

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	5,295	1,995,050
Kroger Co.	9,555	303,467
Sysco Corp.	6,225	462,268
Walgreens Boots Alliance, Inc.	8,695	346,757
Walmart, Inc.	16,644	2,399,233

		5,506,775

Food Products - 1.0%
Archer-Daniels-Midland Co.	6,711	338,302
Campbell Soup Co.	2,532	122,422
Conagra Brands, Inc.	6,030	218,648
General Mills, Inc.	7,477	439,648
Hershey Co.	1,814	276,327
Hormel Foods Corp.	3,352	156,237
J.M. Smucker Co.	1,351	156,176
Kellogg Co.	3,139	195,340
Kraft Heinz Co.	7,978	276,517
Lamb Weston Holdings, Inc.	1,695	133,464
McCormick & Co., Inc.	3,049	291,484
Mondelez International, Inc., Class A	17,132	1,001,708
Tyson Foods, Inc., Class A	3,628	233,788

		3,840,061

Gas Utilities - 0.0% (B)
Atmos Energy Corp.	1,464	139,709

Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	21,277	2,329,619
ABIOMED, Inc. (A)	540	175,068
Align Technology, Inc. (A)	878	469,186
Baxter International, Inc.	6,194	497,007

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson & Co.	3,472	$ 868,764
Boston Scientific Corp. (A)	17,112	615,176
Cooper Cos., Inc.	607	220,535
Danaher Corp.	7,586	1,685,154
DENTSPLY SIRONA, Inc.	2,752	144,095
DexCom, Inc. (A)	1,174	434,051
Edwards Lifesciences Corp. (A)	7,451	679,755
Hologic, Inc. (A)	3,197	232,837
IDEXX Laboratories, Inc. (A)	1,041	520,365
Intuitive Surgical, Inc. (A)	1,424	1,164,974
Medtronic PLC	16,153	1,892,162
ResMed, Inc.	1,777	377,719
STERIS PLC	1,064	201,671
Stryker Corp.	3,915	959,332
Teleflex, Inc.	574	236,241
Varian Medical Systems, Inc. (A)	1,127	197,236
West Pharmaceutical Services, Inc.	910	257,812
Zimmer Biomet Holdings, Inc.	2,538	391,080

		14,549,839

Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	1,736	169,711
Anthem, Inc.	2,979	956,527
Cardinal Health, Inc.	3,617	193,727
Centene Corp. (A)	7,095	425,913
Cigna Corp.	4,325	900,379
CVS Health Corp.	15,685	1,071,285
DaVita, Inc. (A)	903	106,012
HCA Healthcare, Inc.	3,151	518,213
Henry Schein, Inc. (A)	1,807	120,816
Humana, Inc.	1,582	649,047
Laboratory Corp. of America Holdings (A)	1,201	244,464
McKesson Corp.	1,909	332,013
Quest Diagnostics, Inc.	1,679	200,086
UnitedHealth Group, Inc.	11,398	3,997,051
Universal Health Services, Inc., Class B	982	135,025

		10,020,269

Health Care Technology - 0.1%
Cerner Corp.	3,756	294,771

Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.	8,768	189,915
Chipotle Mexican Grill, Inc. (A)	342	474,255
Darden Restaurants, Inc.	1,554	185,113
Domino’s Pizza, Inc.	465	178,309
Hilton Worldwide Holdings, Inc.	3,403	378,618
Las Vegas Sands Corp.	3,884	231,486
Marriott International, Inc., Class A	3,258	429,795
McDonald’s Corp.	8,942	1,918,774
MGM Resorts International	4,877	153,674
Norwegian Cruise Line Holdings, Ltd. (A)	3,866	98,312
Royal Caribbean Cruises, Ltd.	2,233	166,783
Starbucks Corp.	14,077	1,505,957
Wynn Resorts, Ltd.	1,225	138,217
Yum! Brands, Inc.	3,694	401,021

		6,450,229

Household Durables - 0.4%
D.R. Horton, Inc.	3,936	271,269
Garmin, Ltd.	1,842	220,414

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Leggett & Platt, Inc.	1,520	$ 67,336
Lennar Corp., Class A	3,382	257,810
Mohawk Industries, Inc. (A)	720	101,484
Newell Brands, Inc.	4,588	97,403
NVR, Inc. (A)	41	167,274
PulteGroup, Inc.	3,217	138,717
Whirlpool Corp.	747	134,826

		1,456,533

Household Products - 1.6%
Church & Dwight Co., Inc.	3,044	265,528
Clorox Co.	1,523	307,524
Colgate-Palmolive Co.	10,263	877,589
Kimberly-Clark Corp.	4,062	547,679
Procter & Gamble Co.	29,789	4,144,842

		6,143,162

Independent Power & Renewable Electricity Producers - 0.1%
AES Corp.	7,952	186,872

Industrial Conglomerates - 1.2%
3M Co.	6,915	1,208,673
General Electric Co.	104,987	1,133,860
Honeywell International, Inc.	8,420	1,790,934
Roper Technologies, Inc.	1,280	551,795

		4,685,262

Insurance - 1.8%
Aflac, Inc.	7,771	345,576
Allstate Corp.	3,621	398,057
American International Group, Inc.	10,554	399,574
Aon PLC, Class A	2,731	576,978
Arthur J. Gallagher & Co.	2,357	291,584
Assurant, Inc.	686	93,447
Chubb, Ltd.	5,403	831,630
Cincinnati Financial Corp.	1,883	164,518
Everest Re Group, Ltd.	507	118,684
Globe Life, Inc.	1,242	117,940
Hartford Financial Services Group, Inc.	4,479	219,381
Lincoln National Corp.	2,300	115,713
Loews Corp.	2,725	122,680
Marsh & McLennan Cos., Inc.	6,067	709,839
MetLife, Inc.	9,117	428,043
Principal Financial Group, Inc.	3,208	159,149
Progressive Corp.	7,002	692,358
Prudential Financial, Inc.	4,844	378,171
Travelers Cos., Inc.	3,102	435,428
Unum Group	2,342	53,726
W.R. Berkley Corp.	1,784	118,493
Willis Towers Watson PLC	1,556	327,818

		7,098,787

Interactive Media & Services - 5.4%
Alphabet, Inc., Class A (A)	3,613	6,332,288
Alphabet, Inc., Class C (A)	3,488	6,110,558
Facebook, Inc., Class A (A)	28,893	7,892,412
Twitter, Inc. (A)	9,681	524,226

		20,859,484

Internet & Direct Marketing Retail - 4.9%
Amazon.com, Inc. (A)	5,127	16,698,280
Booking Holdings, Inc. (A)	491	1,093,589

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail (continued)
eBay, Inc.	7,803	$ 392,101
Etsy, Inc. (A)	1,489	264,908
Expedia Group, Inc.	1,695	224,418

		18,673,296

IT Services - 5.4%
Accenture PLC, Class A	7,604	1,986,241
Akamai Technologies, Inc. (A)	2,011	211,135
Automatic Data Processing, Inc.	5,135	904,787
Broadridge Financial Solutions, Inc.	1,423	218,004
Cognizant Technology Solutions Corp., Class A	6,383	523,087
DXC Technology Co.	2,920	75,190
Fidelity National Information Services, Inc.	7,436	1,051,896
Fiserv, Inc. (A)	6,658	758,080
FleetCor Technologies, Inc. (A)	990	270,102
Gartner, Inc. (A)	1,067	170,923
Global Payments, Inc.	3,580	771,204
International Business Machines Corp.	10,685	1,345,028
Jack Henry & Associates, Inc.	918	148,707
Leidos Holdings, Inc.	1,659	174,394
Mastercard, Inc., Class A	10,567	3,771,785
Paychex, Inc.	3,929	366,104
PayPal Holdings, Inc. (A)	14,073	3,295,896
VeriSign, Inc. (A)	1,190	257,516
Visa, Inc., Class A	20,372	4,455,967
Western Union Co.	4,814	105,619

		20,861,665

Leisure Products - 0.0% (B)
Hasbro, Inc.	1,528	142,929

Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	3,648	432,252
Bio-Rad Laboratories, Inc., Class A (A)	269	156,811
Illumina, Inc. (A)	1,745	645,650
IQVIA Holdings, Inc. (A)	2,344	419,974
Mettler-Toledo International, Inc. (A)	290	330,507
PerkinElmer, Inc.	1,322	189,707
Thermo Fisher Scientific, Inc.	4,758	2,216,181
Waters Corp. (A)	768	190,019

		4,581,101

Machinery - 1.7%
Caterpillar, Inc.	6,511	1,185,132
Cummins, Inc.	1,809	410,824
Deere & Co.	3,754	1,010,014
Dover Corp.	1,778	224,473
Flowserve Corp.	1,414	52,106
Fortive Corp.	4,144	293,478
IDEX Corp.	901	179,479
Illinois Tool Works, Inc.	3,445	702,367
Ingersoll Rand, Inc. (A)	4,641	211,444
Otis Worldwide Corp.	4,915	332,008
PACCAR, Inc.	4,244	366,172
Parker-Hannifin Corp.	1,575	429,046
Pentair PLC	1,988	105,543
Snap-on, Inc.	639	109,358
Stanley Black & Decker, Inc.	1,959	349,799
Westinghouse Air Brake Technologies Corp.	2,245	164,334
Xylem, Inc.	2,247	228,722

		6,354,299

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Media - 1.3%
Charter Communications, Inc., Class A (A)	1,749	$ 1,157,051
Comcast Corp., Class A	54,829	2,873,040
Discovery, Inc., Class A (A)	2,002	60,240
Discovery, Inc., Class C (A)	3,516	92,084
DISH Network Corp., Class A (A)	2,893	93,560
Fox Corp., Class A	4,345	126,526
Fox Corp., Class B (A)	1,757	50,742
Interpublic Group of Cos., Inc.	4,607	108,357
News Corp., Class A	4,475	80,416
News Corp., Class B	1,610	28,610
Omnicom Group, Inc.	2,547	158,856
ViacomCBS, Inc., Class B	6,690	249,269

		5,078,751

Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	17,787	462,818
Newmont Corp.	9,599	574,884
Nucor Corp.	3,773	200,686

		1,238,388

Multi-Utilities - 0.8%
Ameren Corp.	3,047	237,849
CenterPoint Energy, Inc.	6,850	148,234
CMS Energy Corp.	3,535	215,670
Consolidated Edison, Inc.	4,156	300,354
Dominion Energy, Inc.	9,760	733,952
DTE Energy Co.	2,368	287,499
NiSource, Inc.	4,406	101,074
Public Service Enterprise Group, Inc.	6,205	361,752
Sempra Energy	3,440	438,290
WEC Energy Group, Inc.	3,868	355,972

		3,180,646

Multiline Retail - 0.5%
Dollar General Corp.	2,928	615,758
Dollar Tree, Inc. (A)	2,795	301,972
Target Corp.	6,000	1,059,180

		1,976,910

Oil, Gas & Consumable Fuels - 2.0%
Apache Corp.	4,891	69,403
Cabot Oil & Gas Corp.	4,866	79,219
Chevron Corp.	23,105	1,951,217
Concho Resources, Inc.	2,362	137,823
ConocoPhillips	12,752	509,953
Devon Energy Corp.	4,934	78,007
Diamondback Energy, Inc.	1,816	87,894
EOG Resources, Inc.	7,041	351,135
Exxon Mobil Corp.	50,756	2,092,162
Hess Corp.	3,273	172,782
HollyFrontier Corp.	1,900	49,115
Kinder Morgan, Inc.	23,519	321,505
Marathon Oil Corp.	8,642	57,642
Marathon Petroleum Corp.	7,994	330,632
Occidental Petroleum Corp.	9,977	172,702
ONEOK, Inc.	5,251	201,533
Phillips 66	5,279	369,213
Pioneer Natural Resources Co.	1,944	221,402
Valero Energy Corp.	5,018	283,868
Williams Cos., Inc.	14,908	298,905

		7,836,112

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	2,753	$ 732,821

Pharmaceuticals - 3.8%
Bristol-Myers Squibb Co.	27,112	1,681,757
Catalent, Inc. (A)	2,055	213,864
Eli Lilly & Co.	9,525	1,608,201
Johnson & Johnson	31,631	4,978,087
Merck & Co., Inc.	30,375	2,484,675
Perrigo Co. PLC	1,570	70,210
Pfizer, Inc.	66,738	2,456,626
Viatris, Inc. (A)	14,294	267,870
Zoetis, Inc.	5,692	942,026

		14,703,316

Professional Services - 0.3%
Equifax, Inc.	1,496	288,489
IHS Markit, Ltd.	4,565	410,074
Nielsen Holdings PLC	4,079	85,129
Robert Half International, Inc.	1,465	91,533
Verisk Analytics, Inc.	1,990	413,104

		1,288,329

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	4,130	259,034

Road & Rail - 1.0%
CSX Corp.	9,154	830,726
JB Hunt Transport Services, Inc.	1,050	143,483
Kansas City Southern	1,165	237,811
Norfolk Southern Corp.	3,038	721,859
Old Dominion Freight Line, Inc.	1,199	234,021
Union Pacific Corp.	8,084	1,683,250

		3,851,150

Semiconductors & Semiconductor Equipment - 5.1%
Advanced Micro Devices, Inc. (A)	14,297	1,311,178
Analog Devices, Inc.	3,259	481,452
Applied Materials, Inc.	10,939	944,036
Broadcom, Inc.	4,855	2,125,762
Intel Corp.	49,202	2,451,244
KLA Corp.	1,843	477,171
Lam Research Corp.	1,724	814,193
Maxim Integrated Products, Inc.	5,303	470,111
Microchip Technology, Inc.	3,092	427,036
Micron Technology, Inc. (A)	13,334	1,002,450
NVIDIA Corp.	7,436	3,883,079
Qorvo, Inc. (A)	1,360	226,127
QUALCOMM, Inc.	13,575	2,068,016
Skyworks Solutions, Inc.	1,971	301,326
Teradyne, Inc.	2,049	245,655
Texas Instruments, Inc.	11,015	1,807,892
Xilinx, Inc.	2,991	424,034

		19,460,762

Software - 8.5%
Adobe, Inc. (A)	5,761	2,881,191
ANSYS, Inc. (A)	1,037	377,261
Autodesk, Inc. (A)	2,631	803,349
Cadence Design Systems, Inc. (A)	3,416	466,045
Citrix Systems, Inc.	1,461	190,076
Fortinet, Inc. (A)	1,660	246,560
Intuit, Inc.	3,149	1,196,148

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	90,894	$ 20,216,643
NortonLifeLock, Inc.	7,105	147,642
Oracle Corp.	22,750	1,471,697
Paycom Software, Inc. (A)	603	272,707
salesforce.com, Inc. (A)	10,986	2,444,715
ServiceNow, Inc. (A)	2,335	1,285,254
Synopsys, Inc. (A)	1,859	481,927
Tyler Technologies, Inc. (A)	503	219,570

		32,700,785

Specialty Retail - 2.2%
Advance Auto Parts, Inc.	833	131,206
AutoZone, Inc. (A)	275	325,996
Best Buy Co., Inc.	2,778	277,217
CarMax, Inc. (A)	1,926	181,930
Gap, Inc.	2,537	51,222
Home Depot, Inc.	12,932	3,434,998
L Brands, Inc.	2,818	104,801
Lowe’s Cos., Inc.	8,788	1,410,562
O’Reilly Automotive, Inc. (A)	863	390,568
Ross Stores, Inc.	4,249	521,820
Tiffany & Co.	1,290	169,571
TJX Cos., Inc.	14,381	982,078
Tractor Supply Co.	1,454	204,403
Ulta Beauty, Inc. (A)	665	190,961

		8,377,333

Technology Hardware, Storage & Peripherals - 6.9%
Apple, Inc.	192,143	25,495,455
Hewlett Packard Enterprise Co.	15,383	182,288
HP, Inc.	16,842	414,145
NetApp, Inc.	2,787	184,611
Seagate Technology PLC	2,799	173,986
Western Digital Corp.	3,622	200,623
Xerox Holdings Corp.	2,228	51,667

		26,702,775

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	3,905	$ 56,935
NIKE, Inc., Class B	15,062	2,130,821
PVH Corp.	907	85,158
Ralph Lauren Corp.	631	65,460
Tapestry, Inc.	3,178	98,772
Under Armour, Inc., Class A (A)	2,114	36,297
Under Armour, Inc., Class C (A)	2,612	38,867
VF Corp.	3,923	335,064

		2,847,374

Tobacco - 0.6%
Altria Group, Inc.	22,259	912,619
Philip Morris International, Inc.	18,682	1,546,683

		2,459,302

Trading Companies & Distributors - 0.2%
Fastenal Co.	6,931	338,441
United Rentals, Inc. (A)	891	206,632
WW Grainger, Inc.	562	229,487

		774,560

Water Utilities - 0.1%
American Water Works Co., Inc.	2,188	335,792

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	6,986	942,062

Total Common Stocks (Cost $308,423,580)		380,986,175

Total Investments (Cost $308,423,580)		380,986,175
Net Other Assets (Liabilities) - 1.1%		4,408,526

Net Assets - 100.0%		$ 385,394,701

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	19	03/19/2021	$3,484,944	$3,561,360	$76,416	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$380,986,175	$—	$—	$380,986,175

Total Investments	$380,986,175	$—	$—	$380,986,175

Other Financial Instruments
Futures Contracts (D)	$76,416	$—	$—	$76,416

Total Other Financial Instruments	$76,416	$—	$—	$76,416

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $308,423,580)	$380,986,175
Cash	3,069,265
Cash collateral pledged at broker for:
Futures contracts	229,900
Receivables and other assets:
Shares of beneficial interest sold	969,527
Dividends	283,811
Variation margin receivable on futures contracts	23,358

Total assets	385,562,036

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	368
Investment management fees	28,169
Distribution and service fees	72,879
Transfer agent costs	518
Trustees, CCO and deferred compensation fees	702
Audit and tax fees	13,970
Custody fees	15,865
Legal fees	1,464
Printing and shareholder reports fees	3,112
Filing fees	26,453
Other accrued expenses	3,835

Total liabilities	167,335

Net assets	$385,394,701

Net assets consist of:
Capital stock ($0.01 par value)	$236,122
Additional paid-in capital	301,364,025
Total distributable earnings (accumulated losses)	83,794,554

Net assets	$385,394,701

Net assets by class:
Initial Class	$33,068,853
Service Class	352,325,848

Shares outstanding:
Initial Class	2,017,220
Service Class	21,594,941

Net asset value and offering price per share:
Initial Class	$16.39
Service Class	16.32

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$5,104,529
Interest income	304
Net income from securities lending	1,588

Total investment income	5,106,421

Expenses:
Investment management fees	224,687
Distribution and service fees:
Service Class	662,358
Transfer agency costs
Initial Class	249
Service Class	3,979
Trustees, CCO and deferred compensation fees	8,848
Audit and tax fees	45,339
Custody fees	50,304
Legal fees	18,709
Printing and shareholder reports fees	8,230
Filing fees	71,155
Other	9,549

Total expenses before waiver and/or reimbursement and recapture	1,103,407

Expenses waived and/or reimbursed:
Initial Class	(3,574)
Service Class	(60,014)
Recapture of previously waived and/or reimbursed fees:
Initial Class	1,041
Service Class	14,693

Net expenses	1,055,553

Net investment income (loss)	4,050,868

Net realized gain (loss) on:
Investments	6,914,550
Futures contracts	292,608

Net realized gain (loss)	7,207,158

Net change in unrealized appreciation (depreciation) on:
Investments	47,168,531
Futures contracts	75,565

Net change in unrealized appreciation (depreciation)	47,244,096

Net realized and change in unrealized gain (loss)	54,451,254

Net increase (decrease) in net assets resulting from operations	$58,502,122

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$4,050,868	$2,058,495
Net realized gain (loss)	7,207,158	898,501
Net change in unrealized appreciation (depreciation)	47,244,096	29,304,909

Net increase (decrease) in net assets resulting from operations	58,502,122	32,261,905

Dividends and/or distributions to shareholders:
Initial Class	(169,340)	(48,870)
Service Class	(2,854,717)	(609,482)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,024,057)	(658,352)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,013,815	7,407,663
Service Class	114,911,212	139,636,499

	121,925,027	147,044,162

Issued from fund acquisition:
Initial Class	13,288,545	—

	13,288,545	—

Dividends and/or distributions reinvested:
Initial Class	169,340	48,870
Service Class	2,854,717	609,482

	3,024,057	658,352

Cost of shares redeemed:
Initial Class	(2,528,079)	(1,302,588)
Service Class	(30,620,662)	(10,604,979)

	(33,148,741)	(11,907,567)

Net increase (decrease) in net assets resulting from capital share transactions	105,088,888	135,794,947

Net increase (decrease) in net assets	160,566,953	167,398,500

Net assets:
Beginning of year	224,827,748	57,429,248

End of year	$385,394,701	$224,827,748

Capital share transactions - shares:
Shares issued:
Initial Class	507,553	595,130
Service Class	8,409,787	11,007,190

	8,917,340	11,602,320

Shares issued on fund acquisition:
Initial Class	832,240	—

	832,240	—

Shares reinvested:
Initial Class	11,520	3,876
Service Class	194,994	48,448

	206,514	52,324

Shares redeemed:
Initial Class	(177,018)	(103,886)
Service Class	(2,252,944)	(819,918)

	(2,429,962)	(923,804)

Net increase (decrease) in shares outstanding:
Initial Class	1,174,295	495,120
Service Class	6,351,837	10,235,720

	7,526,132	10,730,840

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$14.02	$10.74	$11.80

Investment operations:
Net investment income (loss) (B)	0.23	0.23	0.21
Net realized and unrealized gain (loss)	2.30	3.12	(1.22)

Total investment operations	2.53	3.35	(1.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.07)	(0.03)
Net realized gains	(0.05)	—	(0.02)

Total dividends and/or distributions to shareholders	(0.16)	(0.07)	(0.05)

Net asset value, end of period/year	$16.39	$14.02	$10.74

Total return	18.18%	31.22%	(8.66	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$33,069	$11,818	$3,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.16%	0.19%	0.40	%(D)
Including waiver and/or reimbursement and recapture	0.14%	0.14%	0.14	%(D)
Net investment income (loss) to average net assets	1.65%	1.81%	1.88	%(D)
Portfolio turnover rate	10%	1%	1%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$13.97	$10.72	$11.32	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	0.20	0.18	0.11
Net realized and unrealized gain (loss)	2.30	3.11	(0.74)	1.21

Total investment operations	2.50	3.31	(0.56)	1.32

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.06)	(0.02)	—
Net realized gains	(0.05)	—	(0.02)	—

Total dividends and/or distributions to shareholders	(0.15)	(0.06)	(0.04)	—

Net asset value, end of period/year	$16.32	$13.97	$10.72	$11.32

Total return	17.98%	30.90%	(4.99)%	13.20	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$352,326	$213,010	$53,694	$20,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%	0.44%	0.65%	1.03	%(D)
Including waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%	0.39	%(D)
Net investment income (loss) to average net assets	1.43%	1.56%	1.57%	1.49	%(D)
Portfolio turnover rate	10%	1%	1%	4	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica S&P 500 Index VP (formerly, Transamerica U.S. Equity Index VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$76,416	$—	$—	$76,416
Total	$—	$—	$76,416	$—	$—	$76,416

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$292,608	$—	$—	$292,608
Total	$—	$—	$292,608	$—	$—	$292,608

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$75,565	$—	$—	$75,565
Total	$—	$—	$75,565	$—	$—	$75,565

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

Futures contracts:
Average notional value of contracts – long	$2,931,376

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Index tracking: While the Portfolio seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of its stated index.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.14%	May 1, 2021
Service Class	0.39	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2018 (A)	2019	2020	Total
Initial Class	$1,042	$4,705	$3,574	$9,321
Service Class	106,788	72,204	60,014	239,006

(A)	Initial Class commenced operations on January 12, 2018.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2020, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 9,908	$ 7,204

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 120,085,151	$ —	$ 28,276,995	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 309,695,011	$ 79,931,490	$ (8,640,326)	$ 71,291,164

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,343,923	$ 680,134	$ —	$ 658,352	$ —	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,176,766	$ 8,326,624	$ —	$ —	$ —	$ 71,291,164

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. REORGANIZATION

Following the close of business on December 1, 2020, the Portfolio acquired all of the net assets of Transamerica WMC US Growth II VP (“WMC US Growth II VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a taxable exchange of shares of the Portfolio for shares of WMC US Growth II VP outstanding following the close of business on December 1, 2020. WMC US Growth II VP will recognize gain or loss in connection with the transfer of its assets to the Portfolio, which may require WMC US Growth II VP to make taxable distributions to its shareholders.

Shares issued to WMC US Growth II VP shareholders, along with the exchange ratio of the reorganization for the Portfolio, were as follows:

WMC US Growth II VP Class	WMC US Growth II VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Initial	3,129,970	Initial	832,240	$13,288,545	0.27

(A)	Calculated by dividing the Portfolio shares issuable by the WMC US Growth II VP shares outstanding on December 1, 2020.

The net assets of WMC US Growth II VP were combined with those of the Portfolio. These amounts were as follows:

WMC US Growth II VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 13,288,545	$ 358,047,605	$ 371,336,150

Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Portfolio, the pro forma results of operations for the year ended December 31, 2020, are as follows:

Net investment income (loss)	$4,153,319
Net realized and change in unrealized gain (loss)	52,196,062
Net increase (decrease) in net assets resulting from operations	56,349,381

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of WMC US Growth II VP that have been included in the Portfolio’s Statement of Operations following the close of business on December 1, 2020.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica S&P 500 Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica S&P 500 Index VP (formerly, Transamerica U.S. Equity Index VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $680,134 for the year ended December 31, 2020.

Series Trust	Annual Report 2020

Transamerica S&P 500 Index VP

RESULTS OF SHAREHOLDER PROXY

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

A special meeting of shareholders of Transamerica WMC US Growth II VP was held on November 16, 2020. The results of the Proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica WMC US Growth II VP by Transamerica S&P 500 Index VP, in exchange for shares of Transamerica S&P 500 Index VP to be distributed to the shareholders of Transamerica WMC US Growth II VP and the assumption of all of the liabilities of Transamerica WMC US Growth II VP by Transamerica S&P 500 Index VP, and (ii) the subsequent liquidation of Transamerica WMC US Growth II VP.

Proposal	Number of Shares
For	1,108,151
Against	198,054
Withheld	50,327

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management L.P.

The COVID-19 pandemic dominated trading throughout 2020, as the economic shutdown in the spring caused the first recession since the 2008 global financial crisis. U.S. small cap stocks were especially hard hit by the severe risk aversion that gripped investors at the outset of the crisis, but they recovered from their March lows during the remainder of the year. The equity markets almost certainly would have fared worse had it not been for aggressive monetary and fiscal stimulus by the federal government. In time, a new reality began to take shape as the economy slowly reopened to a largely socially distanced population. The strong performance late in the year was catalyzed by advances on the COVID-19 vaccine front, yielding hopes for a more normal economic environment at some point during 2021.

The late-year strength did little to bridge the wide gap of underperformance between small cap value stocks and the broader market over the course of 2020. As stocks rose from their March bottom, investors favored large cap and growth stocks perceived as better positioned for a “work from home” economy. Sentiment toward certain areas of the small cap universe remained poor throughout much of the stock market’s recovery, such as the financials, real estate, and energy sectors. These sectors all have acute business and credit risks related to the pandemic. Unsurprisingly, the healthcare sector fared well amid the crisis. The consumer staples and discretionary sectors also performed well as the ongoing transition from brick-and-mortar retail stores to e-commerce accelerated.

Thompson, Siegel & Walmsley LLC

2020 was undeniably volatile and subject to significant factor and style rotation. The year began with a modest sell-off in January and February as overall contagion concerns remained muted and stocks appeared to generally act rationally. Late February through the end of March, however, was dictated by sheer panic and forced selling from market participants. In this environment, the market witnessed one of the highest levels of stock correlations in history. The only thing that seemed to matter was whether you were on the right or wrong side of forced liquidations from levered hedge funds and other participants. Late March to the end of 2020 was clearly more of a risk-on environment in aggregate and was aided by significant monetary and fiscal stimulus injected into the markets. While the fourth quarter did exhibit a sign of life for value, notably driven by a reflation theme following the election and positive sentiment on the COVID-19 vaccine, the year in aggregate has been driven by speculative stock stories with high valuations.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Small/Mid Cap Value VP, Initial Class returned 4.04%. By comparison, its benchmark, the Russell 2500TM Value Index, returned 4.88%.

STRATEGY REVIEW

Systematic Financial Management L.P.

Systematic Financial Management, L.P. (“Systematic”) sub-advises the small cap sleeve of the Portfolio. In that sleeve, Systematic generally invests in common stocks of companies with small capitalizations that we believe are attractively valued. Our security selection process favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve of the Portfolio underperformed (net of management fees) its benchmark, the Russell 2000® Value TR during the 12-month period ended December 31, 2020.

Our favorable sector allocation decisions offset negative stock selection over the full year. Our underweight positions to the financials sector and overweight positions to both the information technology and consumer discretionary sectors helped relative performance. However, underweight positions to the consumer staples and materials sectors detracted from relative performance.

Our stock selection was unsurprisingly a challenge given investors’ lack of appreciation for valuation and company quality. This dynamic was most prescient within the healthcare, real estate and materials sectors. Conversely, our stock selection decisions were positive in the financials and energy sectors.

Overall, we generated attractive absolute return despite some strategic headwinds to our process, which focuses on attractive valuation, robust cash flows, and strong debt coverage. Stocks of companies with negative cash flow outperformed in 2020, whereas the shares of firms generating the strongest levels of positive free cash flow underperformed, which provided a material headwind for our investment process.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley LLC

Thompson, Siegel & Walmsley LLC (TS&W) sub-advises the mid cap sleeve of the Portfolio. In that sleeve, TS&W seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The mid cap sleeve of the Portfolio underperformed its benchmark, the Russell MidCap Value Index during the 12-month period ended December 31, 2020.

From an attribution perspective, the top contributing sectors were energy, healthcare and real estate.

Within the energy sector, the Portfolio benefited from an underweight to oil producers given weakness in the sector, and overall positive stock selection across a diversified mix of companies. Our top holdings included two primarily natural gas producers, Antero Resources (no longer held in the Portfolio) and EQT, both of which benefited from a more positive natural gas backdrop driven by reduced supply in the sector and improvement in cash flow generation.

Within the healthcare sector, Alexion Pharmaceuticals and United Therapeutics helped relative performance. Alexion Pharmaceuticals, a biotechnology company focused on the development of drugs treating rare auto-immune diseases, performed well given its attractive high margin business, competitive position among peers, and strong balance sheet. It later received a take-out offer from AstraZeneca. United Therapeutics, a biotechnology company focused primarily on drug development treating pulmonary hypertension, moved higher on positive development in their drug line-up, a generally inelastic demand profile, and more recently sent a positive signal to the marketplace for their voucher payment to the FDA to expedite the review process of their Tyvaso drug.

Our underweight allocation within the real estate sector helped relative performance due to continued weakness in the sector.

The primary detractors from relative performance were the utilities, basic materials, and industrials sectors.

Within the utilities sector, FirstEnergy Corp detracted from relative performance. First Energy separated its power generation business, First Energy Solutions (FES), in 2019. Recently, allegations have been made that through the separation process, payments were inappropriately made to a controversial political action committee that is at the center of an investigation. Our investment thesis has been centered on an expected re-rating of the stock following the likely separation of FES, which should allow the market to appropriately value the remaining regulated utility business in-line with peers. We continue to believe the risk/reward is attractive at current levels but acknowledge the uncertainty, which is why we reduced the Portfolio’s position.

Within the basic materials sector, our underweight allocation to the outperforming industry was the sole driver of the detraction from the Portfolio’s relative return.

Within the industrials sector, our underperformance was almost exclusively driven by our underweight position and ultimately by names we did not own in sectors such as machinery and building products where valuation has remained at a premium. Alliance Data Systems, a provider of transaction-based marketing and customer loyalty solutions, underperformed driven by its exposure to the retail sector and a likely delay in the sale of their loyalty business. We ultimately eliminated the Portfolio’s position in the third quarter for more favorable risk/reward opportunities elsewhere.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management L.P.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Repurchase Agreement	2.7
Other Investment Company	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	4.04%	10.06%	9.85%	05/04/1993
Russell 2500™ Value Index (A)	4.88%	9.43%	9.33%
Service Class	3.74%	9.78%	9.58%	05/03/2004

(A) The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,297.80	$4.79	$1,021.00	$4.22	0.83%
Service Class	1,000.00	1,295.50	6.23	1,019.70	5.48	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 97.3%
Aerospace & Defense - 1.7%
Aerojet Rocketdyne Holdings, Inc. (A)	31,600	$1,670,060
Cubic Corp.	21,400	1,327,656
Curtiss-Wright Corp.	11,850	1,378,747
Elbit Systems, Ltd.	10,150	1,327,620
Huntington Ingalls Industries, Inc.	19,900	3,392,552

		9,096,635

Auto Components - 0.8%
Dana, Inc.	32,900	642,208
Gentex Corp.	23,250	788,873
Stoneridge, Inc. (A)	28,850	872,135
Visteon Corp. (A)	16,800	2,108,736

		4,411,952

Banks - 6.1%
Atlantic Union Bankshares Corp.	29,850	983,259
Bank of Princeton	21,000	491,610
Berkshire Hills Bancorp, Inc.	71,312	1,220,861
Central Valley Community Bancorp	14,650	218,139
CIT Group, Inc.	110,892	3,981,023
Dime Community Bancshares, Inc.	84,500	1,332,565
First Citizens BancShares, Inc., Class A	9,657	5,545,725
First Community Bankshares, Inc.	43,804	945,290
First Merchants Corp.	55,150	2,063,162
Hope Bancorp, Inc.	72,972	796,125
Investors Bancorp, Inc.	57,350	605,616
Lakeland Bancorp, Inc.	130,500	1,657,350
OceanFirst Financial Corp.	42,000	782,460
People’s United Financial, Inc.	83,500	1,079,655
Sandy Spring Bancorp, Inc.	72,000	2,317,680
Sterling Bancorp	79,850	1,435,703
Umpqua Holdings Corp.	120,350	1,822,099
United Bankshares, Inc.	15,498	502,135
United Community Banks, Inc.	78,300	2,226,852
Washington Trust Bancorp, Inc.	15,453	692,294
Webster Financial Corp.	34,000	1,433,100
Western Alliance Bancorp	24,650	1,477,768

		33,610,471

Beverages - 1.3%
Molson Coors Beverage Co., Class B	163,500	7,388,565

Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (A)	55,100	8,608,824
Exelixis, Inc. (A)	63,650	1,277,455
United Therapeutics Corp. (A)	27,200	4,128,688

		14,014,967

Building Products - 1.9%
American Woodmark Corp. (A)	23,800	2,233,630
Gibraltar Industries, Inc. (A)	11,400	820,116
Masonite International Corp. (A)	16,650	1,637,361
Owens Corning	21,200	1,606,112
PGT Innovations, Inc. (A)	86,750	1,764,495
Quanex Building Products Corp.	98,000	2,172,660

		10,234,374

Capital Markets - 0.8%
Piper Sandler Cos.	23,500	2,371,150
Stifel Financial Corp.	41,550	2,096,613

		4,467,763

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 2.6%
Axalta Coating Systems, Ltd. (A)	119,900	$ 3,423,145
Chase Corp.	5,500	555,555
Corteva, Inc.	146,900	5,687,968
Huntsman Corp.	37,750	949,035
Mosaic Co.	137,567	3,165,417
Trinseo SA	7,350	376,393

		14,157,513

Commercial Services & Supplies - 0.4%
HNI Corp.	25,100	864,946
Tetra Tech, Inc.	11,500	1,331,470

		2,196,416

Communications Equipment - 0.7%
Harmonic, Inc. (A) (B)	86,500	639,235
KVH Industries, Inc. (A)	150,482	1,707,971
NETGEAR, Inc. (A)	9,900	402,237
Silicom, Ltd. (A)	30,000	1,255,500

		4,004,943

Construction & Engineering - 1.5%
AECOM (A)	51,600	2,568,648
Comfort Systems USA, Inc.	46,750	2,461,855
EMCOR Group, Inc.	27,500	2,515,150
Granite Construction, Inc.	18,300	488,793

		8,034,446

Construction Materials - 0.2%
US Concrete, Inc. (A)	25,600	1,023,232

Consumer Finance - 0.9%
Ally Financial, Inc.	133,000	4,742,780

Containers & Packaging - 0.6%
Sealed Air Corp.	72,400	3,315,196

Distributors - 1.0%
LKQ Corp. (A)	158,700	5,592,588

Diversified Consumer Services - 0.7%
American Public Education, Inc. (A)	67,500	2,057,400
Strategic Education, Inc.	5,950	567,214
Stride, Inc. (A)	53,450	1,134,743

		3,759,357

Diversified Financial Services - 0.3%
Equitable Holdings, Inc.	64,400	1,647,996

Electric Utilities - 1.8%
FirstEnergy Corp.	75,600	2,314,116
OGE Energy Corp.	219,600	6,996,456
Portland General Electric Co.	17,700	757,029

		10,067,601

Electrical Equipment - 0.9%
Acuity Brands, Inc.	6,600	799,194
LSI Industries, Inc.	132,400	1,133,344
Regal Beloit Corp.	23,400	2,873,754

		4,806,292

Electronic Equipment, Instruments & Components - 2.6%
Coherent, Inc. (A)	10,350	1,552,707
FLIR Systems, Inc.	84,400	3,699,252
Methode Electronics, Inc.	53,750	2,057,550
OSI Systems, Inc. (A)	9,600	894,912
Vishay Intertechnology, Inc.	92,500	1,915,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Vontier Corp. (A)	130,700	$ 4,365,380

		14,485,476

Energy Equipment & Services - 0.8%
Baker Hughes Co.	155,400	3,240,090
Helix Energy Solutions Group, Inc. (A) (B)	81,300	341,460
Helmerich & Payne, Inc.	30,700	711,012

		4,292,562

Entertainment - 0.3%
Madison Square Garden Entertainment Corp. (A)	8,700	913,848
Madison Square Garden Sports Corp., Class A (A)	3,000	552,300

		1,466,148

Equity Real Estate Investment Trusts - 4.0%
Apple Hospitality, Inc.	125,500	1,620,205
Brandywine Realty Trust	124,700	1,485,177
Community Healthcare Trust, Inc.	32,500	1,531,075
Gaming & Leisure Properties, Inc.	97,953	4,153,207
JBG SMITH Properties	208,800	6,529,176
Lexington Realty Trust	170,000	1,805,400
Physicians Realty Trust	120,800	2,150,240
Piedmont Office Realty Trust, Inc., Class A	40,550	658,127
Sabra Health Care, Inc.	94,000	1,632,780
Summit Hotel Properties, Inc.	52,900	476,629

		22,042,016

Food & Staples Retailing - 0.7%
US Foods Holding Corp. (A)	95,300	3,174,443
Village Super Market, Inc., Class A (B)	32,500	716,950

		3,891,393

Food Products - 4.2%
Bunge, Ltd.	53,800	3,528,204
Ingredion, Inc.	20,400	1,604,868
Kraft Heinz Co.	192,387	6,668,133
Nomad Foods, Ltd. (A)	23,000	584,660
Post Holdings, Inc. (A)	86,268	8,713,931
Sanderson Farms, Inc.	6,750	892,350
Whole Earth Brands, Inc. (A)	84,700	923,230

		22,915,376

Gas Utilities - 1.6%
UGI Corp.	255,000	8,914,800

Health Care Equipment & Supplies - 0.8%
AngioDynamics, Inc. (A)	94,550	1,449,451
Meridian Bioscience, Inc. (A)	68,500	1,280,265
OraSure Technologies, Inc. (A)	130,500	1,381,343

		4,111,059

Health Care Providers & Services - 4.2%
AmerisourceBergen Corp.	66,300	6,481,488
AMN Healthcare Services, Inc. (A)	33,150	2,262,487
Centene Corp. (A)	110,400	6,627,312
Cross Country Healthcare, Inc. (A)	204,100	1,810,367
Encompass Health Corp.	22,150	1,831,584
Laboratory Corp. of America Holdings (A)	20,900	4,254,195

		23,267,433

Health Care Technology - 0.1%
Omnicell, Inc. (A)	3,600	432,072

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 0.5%
Aramark	30,100	$ 1,158,248
Churchill Downs, Inc.	7,400	1,441,446

		2,599,694

Household Durables - 1.5%
Helen of Troy, Ltd. (A)	7,500	1,666,425
KB Home	47,200	1,582,144
La-Z-Boy, Inc.	47,000	1,872,480
MDC Holdings, Inc.	22,600	1,098,360
PulteGroup, Inc.	18,450	795,564
Turtle Beach Corp. (A)	49,350	1,063,492

		8,078,465

Household Products - 0.4%
Spectrum Brands Holdings, Inc.	31,150	2,460,227

Independent Power & Renewable Electricity Producers - 1.3%
Vistra Corp.	368,000	7,234,880

Insurance - 9.3%
Alleghany Corp.	12,501	7,546,729
Allstate Corp.	53,400	5,870,262
American International Group, Inc.	86,800	3,286,248
Arch Capital Group, Ltd. (A)	236,600	8,534,162
Everest Re Group, Ltd.	4,300	1,006,587
Fidelity National Financial, Inc.	185,727	7,260,068
Loews Corp.	143,323	6,452,402
Markel Corp. (A)	5,100	5,269,830
Old Republic International Corp.	98,600	1,943,406
Selective Insurance Group, Inc.	43,233	2,895,746
United Fire Group, Inc.	32,589	817,984

		50,883,424

Interactive Media & Services - 0.9%
IAC / InterActiveCorp (A)	26,600	5,036,710

Internet & Direct Marketing Retail - 0.9%
eBay, Inc.	94,600	4,753,650

IT Services - 3.3%
Euronet Worldwide, Inc. (A)	23,200	3,362,144
FleetCor Technologies, Inc. (A)	16,300	4,447,129
KBR, Inc.	78,200	2,418,726
Leidos Holdings, Inc.	49,700	5,224,464
Perficient, Inc. (A)	22,050	1,050,682
Science Applications International Corp.	13,750	1,301,300

		17,804,445

Leisure Products - 0.6%
MasterCraft Boat Holdings, Inc. (A)	105,450	2,619,378
Polaris, Inc.	9,400	895,632

		3,515,010

Machinery - 1.8%
Altra Industrial Motion Corp.	30,650	1,698,929
Columbus McKinnon Corp.	42,113	1,618,824
Douglas Dynamics, Inc.	26,450	1,131,267
Gencor Industries, Inc. (A)	64,000	787,200
Lydall, Inc. (A)	41,750	1,253,752
Miller Industries, Inc.	22,500	855,450
Mueller Industries, Inc.	66,500	2,334,815

		9,680,237

Media - 6.6%
Discovery, Inc., Class C (A)	125,644	3,290,616

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
DISH Network Corp., Class A (A)	164,300	$ 5,313,462
Fox Corp., Class A	204,200	5,946,304
Liberty Broadband Corp., Class C (A)	35,090	5,557,203
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	137,544	5,984,540
MSG Networks, Inc., Class A (A) (B)	136,950	2,018,643
News Corp., Class A	220,400	3,960,588
ViacomCBS, Inc., Class B (B)	108,102	4,027,881

		36,099,237

Metals & Mining - 0.8%
Commercial Metals Co.	93,450	1,919,463
Kaiser Aluminum Corp.	15,250	1,508,225
Schnitzer Steel Industries, Inc., Class A	35,000	1,116,850

		4,544,538

Mortgage Real Estate Investment Trusts - 1.1%
Annaly Capital Management, Inc.	692,689	5,853,222

Multi-Utilities - 2.2%
CenterPoint Energy, Inc.	156,000	3,375,840
NiSource, Inc.	220,700	5,062,858
NorthWestern Corp.	64,650	3,769,741

		12,208,439

Multiline Retail - 1.3%
Dollar Tree, Inc. (A)	68,000	7,346,720

Oil, Gas & Consumable Fuels - 3.2%
Delek US Holdings, Inc.	46,594	748,766
EQT Corp.	256,900	3,265,199
HollyFrontier Corp.	192,500	4,976,125
Magnolia Oil & Gas Corp., Class A (A) (B)	162,300	1,145,838
REX American Resources Corp. (A)	22,115	1,624,789
Williams Cos., Inc.	282,600	5,666,130

		17,426,847

Paper & Forest Products - 0.5%
Domtar Corp.	36,450	1,153,643
Glatfelter Corp.	105,000	1,719,900

		2,873,543

Pharmaceuticals - 1.7%
BioDelivery Sciences International, Inc. (A)	343,800	1,443,960
Jazz Pharmaceuticals PLC (A)	30,900	5,100,045
Viatris, Inc. (A)	147,900	2,771,646

		9,315,651

Professional Services - 1.2%
ASGN, Inc. (A)	24,300	2,029,779
FTI Consulting, Inc. (A)	9,000	1,005,480
Heidrick & Struggles International, Inc.	35,000	1,028,300
ICF International, Inc.	30,850	2,293,081

		6,356,640

Real Estate Management & Development - 0.1%
Newmark Group, Inc., Class A	62,300	454,167

Road & Rail - 0.3%
AMERCO	3,700	1,679,652

Semiconductors & Semiconductor Equipment - 4.2%
AXT, Inc. (A) (B)	80,700	772,299
Brooks Automation, Inc.	2,700	183,195
Cohu, Inc.	83,926	3,204,295

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Entegris, Inc.	6,750	$ 648,675
MagnaChip Semiconductor Corp. (A) (B)	166,000	2,244,320
MaxLinear, Inc. (A)	11,200	427,728
MKS Instruments, Inc.	15,850	2,384,633
NeoPhotonics Corp. (A)	78,500	713,565
Onto Innovation, Inc. (A)	36,500	1,735,575
Qorvo, Inc. (A)	28,850	4,796,889
Silicon Motion Technology Corp., ADR	61,500	2,961,225
Tower Semiconductor, Ltd. (A)	69,750	1,800,945
Universal Display Corp.	5,950	1,367,310

		23,240,654

Software - 2.0%
CDK Global, Inc.	97,300	5,043,059
Progress Software Corp.	25,000	1,129,750
SS&C Technologies Holdings, Inc.	66,100	4,808,775

		10,981,584

Specialty Retail - 2.2%
Abercrombie & Fitch Co., Class A	71,950	1,464,902
American Eagle Outfitters, Inc.	147,550	2,961,328
Foot Locker, Inc.	24,350	984,714
Hibbett Sports, Inc. (A)	22,100	1,020,578
Ross Stores, Inc.	20,000	2,456,200
Urban Outfitters, Inc. (A)	67,600	1,730,560
Williams-Sonoma, Inc.	16,350	1,665,084

		12,283,366

Technology Hardware, Storage & Peripherals - 0.9%
NCR Corp. (A)	137,000	5,147,090

Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (A)	3,700	1,061,086
Steven Madden, Ltd.	43,000	1,518,760

		2,579,846

Thrifts & Mortgage Finance - 0.9%
Provident Financial Services, Inc.	63,700	1,144,052
TrustCo Bank Corp.	177,400	1,183,258
Washington Federal, Inc.	96,000	2,471,040

		4,798,350

Trading Companies & Distributors - 1.0%
AerCap Holdings NV (A)	122,400	5,578,992

Total Common Stocks (Cost $417,493,477)		533,206,702

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (C)	538,677	538,677

Total Other Investment Company (Cost $538,677)		538,677

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $14,802,671 on 01/04/2021. Collateralized by U.S. Government Obligations, 0.24% - 2.50%, due 01/15/2022 - 01/31/2022, and with a total value of $15,098,829.	$14,802,671	$ 14,802,671

Total Repurchase Agreement (Cost $14,802,671)		14,802,671

Total Investments (Cost $432,834,825)		548,548,050
Net Other Assets (Liabilities) - (0.1)%		(736,597)

Net Assets - 100.0%		$547,811,453

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$533,206,702	$—	$—	$533,206,702
Other Investment Company	538,677	—	—	538,677
Repurchase Agreement	—	14,802,671	—	14,802,671

Total Investments	$533,745,379	$14,802,671	$—	$548,548,050

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,363,847, collateralized by cash collateral of $538,677 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,096,918. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $418,032,154) (including securities loaned of $8,363,847)	$533,745,379
Repurchase agreement, at value (cost $14,802,671)	14,802,671
Receivables and other assets:
Investments sold	162,627
Net income from securities lending	946
Shares of beneficial interest sold	171,671
Dividends	526,669

Total assets	549,409,963

Liabilities:
Cash collateral received upon return of:
Securities on loan	538,677
Payables and other liabilities:
Investments purchased	246,418
Shares of beneficial interest redeemed	294,784
Investment management fees	361,814
Distribution and service fees	49,148
Transfer agent costs	745
Trustees, CCO and deferred compensation fees	2,455
Audit and tax fees	14,515
Custody fees	16,864
Legal fees	2,448
Printing and shareholder reports fees	59,192
Other accrued expenses	11,450

Total liabilities	1,598,510

Net assets	$547,811,453

Net assets consist of:
Capital stock ($0.01 par value)	$289,479
Additional paid-in capital	462,337,568
Total distributable earnings (accumulated losses)	85,184,406

Net assets	$547,811,453

Net assets by class:
Initial Class	$316,185,117
Service Class	231,626,336

Shares outstanding:
Initial Class	16,477,505
Service Class	12,470,412

Net asset value and offering price per share:
Initial Class	$19.19
Service Class	18.57

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$8,615,609
Interest income	32,880
Net income from securities lending	37,804
Withholding taxes on foreign income	(8,035)

Total investment income	8,678,258

Expenses:
Investment management fees	3,670,357
Distribution and service fees:
Service Class	481,006
Transfer agent costs	6,774
Trustees, CCO and deferred compensation fees	14,466
Audit and tax fees	22,475
Custody fees	50,363
Legal fees	29,021
Printing and shareholder reports fees	63,696
Other	29,118

Total expenses	4,367,276

Net investment income (loss)	4,310,982

Net realized gain (loss) on:
Investments	(20,095,295)

Net change in unrealized appreciation (depreciation) on:
Investments	33,106,964

Net realized and change in unrealized gain (loss)	13,011,669

Net increase (decrease) in net assets resulting from operations	$17,322,651

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$4,310,982	$4,576,430
Net realized gain (loss)	(20,095,295)	15,354,901
Net change in unrealized appreciation (depreciation)	33,106,964	95,667,182

Net increase (decrease) in net assets resulting from operations	17,322,651	115,598,513

Dividends and/or distributions to shareholders:
Initial Class	(14,540,327)	(28,708,452)
Service Class	(10,432,347)	(17,155,419)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(24,972,674)	(45,863,871)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,287,354	7,612,696
Service Class	35,677,275	28,120,502

	41,964,629	35,733,198

Dividends and/or distributions reinvested:
Initial Class	14,540,327	28,708,452
Service Class	10,432,347	17,155,419

	24,972,674	45,863,871

Cost of shares redeemed:
Initial Class	(36,352,488)	(46,985,920)
Service Class	(33,554,799)	(16,757,999)

	(69,907,287)	(63,743,919)

Net increase (decrease) in net assets resulting from capital share transactions	(2,969,984)	17,853,150

Net increase (decrease) in net assets	(10,620,007)	87,587,792

Net assets:
Beginning of year	558,431,460	470,843,668

End of year	$547,811,453	$558,431,460

Capital share transactions - shares:
Shares issued:
Initial Class	385,773	393,028
Service Class	2,429,180	1,516,463

	2,814,953	1,909,491

Shares reinvested:
Initial Class	925,546	1,633,018
Service Class	685,437	1,005,593

	1,610,983	2,638,611

Shares redeemed:
Initial Class	(2,236,106)	(2,464,826)
Service Class	(2,212,451)	(899,530)

	(4,448,557)	(3,364,356)

Net increase (decrease) in shares outstanding:
Initial Class	(924,787)	(438,780)
Service Class	902,166	1,622,526

	(22,621)	1,183,746

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$19.51	$17.11	$21.51	$20.76	$19.16

Investment operations:
Net investment income (loss) (A)	0.17	0.18	0.22	0.12	0.24	(B)
Net realized and unrealized gain (loss)	0.41	3.95	(2.28)	2.86	3.57

Total investment operations	0.58	4.13	(2.06)	2.98	3.81

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.19)	(0.20)	(0.25)	(0.16)
Net realized gains	(0.70)	(1.54)	(2.14)	(1.98)	(2.05)

Total dividends and/or distributions to shareholders	(0.90)	(1.73)	(2.34)	(2.23)	(2.21)

Net asset value, end of year	$19.19	$19.51	$17.11	$21.51	$20.76

Total return	4.04%	25.28%	(11.46)%	15.55%	21.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$316,185	$339,556	$305,350	$395,777	$377,647
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%	0.83%	0.87%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.83%	0.83%	0.86	%(B)
Net investment income (loss) to average net assets	1.03%	0.96%	1.05%	0.54%	1.27	%(B)
Portfolio turnover rate	71%	56%	61%	54%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$18.92	$16.64	$20.97	$20.30	$18.78

Investment operations:
Net investment income (loss) (A)	0.12	0.13	0.16	0.06	0.21	(B)
Net realized and unrealized gain (loss)	0.39	3.83	(2.21)	2.80	3.47

Total investment operations	0.51	3.96	(2.05)	2.86	3.68

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.14)	(0.14)	(0.21)	(0.11)
Net realized gains	(0.70)	(1.54)	(2.14)	(1.98)	(2.05)

Total dividends and/or distributions to shareholders	(0.86)	(1.68)	(2.28)	(2.19)	(2.16)

Net asset value, end of year	$18.57	$18.92	$16.64	$20.97	$20.30

Total return	3.74%	24.94%	(11.64)%	15.26%	20.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$231,626	$218,875	$165,494	$206,683	$188,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.08%	1.08%	1.08%	1.12%
Including waiver and/or reimbursement and recapture	1.08%	1.08%	1.08%	1.08%	1.10	%(B)
Net investment income (loss) to average net assets	0.77%	0.71%	0.80%	0.29%	1.13	%(B)
Portfolio turnover rate	71%	56%	61%	54%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $36,687.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$538,677	$—	$—	$—	$538,677
Total Borrowings	$538,677	$—	$—	$—	$538,677

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Small and medium capitalization risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $350 Million	0.790%
Over $350 Million up to $500 Million	0.780
Over $500 Million up to $750 Million	0.765
Over $750 Million up to $1 Billion	0.755
Over $1 Billion up to $1.5 Billion	0.735
Over $1.5 Billion up to $2 Billion	0.730
Over $2 Billion	0.725

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.89%	May 1, 2021
Service Class	1.14	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 322,637,624	$ —	$ 340,823,497	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 455,706,282	$ 100,305,421	$ (7,463,653)	$ 92,841,768

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 3,026,292	$ 8,890,020

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,785,399	$ 17,187,275	$ —	$ 7,907,122	$ 37,956,749	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,258,950	$ (11,916,312)	$ —	$ —	$ —	$ 92,841,768

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $17,187,275 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks rose for the one-year period ended December 31, 2020, despite the COVID-19 pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as COVID-19 spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the U.S. Federal Reserve’s (“Fed”) and U.S. Federal Government’s massive stimulus efforts, as well as slowing global COVID-19 infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible COVID-19 vaccines and treatments boosted stocks. During the final months of the year ended December 31, 2020, stocks benefited from reduced political uncertainty as the U.S. presidential election concluded. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved COVID-19 vaccines.

PERFORMANCE

For the year ended December 31, 2020, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 23.56%. By comparison, its benchmark, the MSCI U.S. Small Cap Growth Index, returned 36.91%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark by owning a large number of attractive stocks instead of making large investments in a small number of stocks.

The Portfolio underperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the 12-month period ended December 31, 2020.

The Portfolio’s relative underperformance versus the index over the past 12 months was driven by adverse stock choices. Information technology, consumer discretionary, and industrials and business services sectors detracted the most from the Portfolio’s relative performance, while the energy sector was the only contributor to the Portfolio’s relative performance.

The top detractor from performance was the information technology sector due to weak stock selection, such as Wex Inc. The company, a global provider of financial technology services in many sectors and industries (such as travel and health care) struggled as global travel was subdued due to the pandemic.

The consumer discretionary sector also detracted from relative performance because of weak stock choices. One notable holding within the sector was Strategic Education, Inc. Shares of the for-profit educator plunged in July on quarterly results highlighting a deceleration in enrollment growth. Negative investor reaction to the announcement of the company’s acquisition of Laureate Education’s Australian portfolio also weighed on the stock.

Additionally, the industrials and business services sector also weighed on relative returns due to detrimental stock picks, such as Hexcel Corp. Shares of the company fared poorly due to the pandemic’s general impact on the aviation industry, namely reduced travel. As a supplier for Boeing, Hexcel Corp. has been hurt by Boeing’s challenges related to the grounding of its 737 MAX airplanes and the suspension of its production.

On the other hand, the energy sector was a contributor to relative performance due to a favorable underweight exposure to the sector.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Other Investment Company	1.0
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	23.56%	15.72%	14.40%	05/03/1999
MSCI U.S. Small Cap Growth Index (A)	36.91%	17.32%	14.20%
Service Class	23.30%	15.44%	14.12%	05/01/2003

(A) The MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Risks of a portfolio may be greater due to the smaller size of the companies in which it invests. The small company stocks tend to be more volatile and less liquid than general equity markets.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,310.60	$4.70	$1,021.10	$4.12	0.81%
Service Class	1,000.00	1,309.10	6.15	1,019.80	5.38	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 2.3%
Aerojet Rocketdyne Holdings, Inc. (A) (B)	135,222	$7,146,483
Curtiss-Wright Corp.	43,502	5,061,458
Hexcel Corp.	51,048	2,475,317
Mercury Systems, Inc. (A)	5,783	509,251
Moog, Inc., Class A	54,843	4,349,050
Teledyne Technologies, Inc. (A)	20,022	7,848,223

		27,389,782

Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (A)	45,027	5,367,218

Airlines - 0.1%
Allegiant Travel Co.	5,400	1,021,896

Auto Components - 0.8%
LCI Industries	38,541	4,997,997
Patrick Industries, Inc.	74,637	5,101,439

		10,099,436

Banks - 0.8%
Ameris Bancorp	28,038	1,067,407
First Bancorp	55,758	1,886,293
Signature Bank	19,272	2,607,309
Western Alliance Bancorp	69,679	4,177,256

		9,738,265

Beverages - 1.3%
Boston Beer Co., Inc., Class A (A)	12,493	12,421,665
Coca-Cola Consolidated, Inc.	12,521	3,333,967

		15,755,632

Biotechnology - 12.9%
Acadia Pharmaceuticals, Inc. (A)	86,408	4,619,372
Acceleron Pharma, Inc. (A)	53,394	6,831,228
Agios Pharmaceuticals, Inc. (A)	44,769	1,939,841
Alector, Inc. (A) (B)	43,206	653,707
Alkermes PLC (A)	115,458	2,303,387
Allogene Therapeutics, Inc. (A)	46,060	1,162,554
Amicus Therapeutics, Inc. (A)	175,117	4,043,452
Apellis Pharmaceuticals, Inc. (A) (B)	34,763	1,988,444
Arcturus Therapeutics Holdings, Inc. (A) (B)	16,035	695,598
Biohaven Pharmaceutical Holding Co., Ltd. (A)	12,566	1,077,032
Bluebird Bio, Inc. (A)	9,020	390,295
Blueprint Medicines Corp. (A)	43,117	4,835,572
CareDx, Inc. (A)	46,394	3,361,245
Certara, Inc. (A)	27,766	936,269
ChemoCentryx, Inc. (A)	35,022	2,168,562
CRISPR Therapeutics AG (A) (B)	53,178	8,142,084
Deciphera Pharmaceuticals, Inc. (A)	28,409	1,621,302
Denali Therapeutics, Inc. (A)	60,833	5,095,372
Emergent BioSolutions, Inc. (A)	76,237	6,830,835
Enanta Pharmaceuticals, Inc. (A)	10,563	444,702
Epizyme, Inc. (A)	16,674	181,080
Exact Sciences Corp. (A) (B)	38,218	5,063,503
Exelixis, Inc. (A)	94,294	1,892,481
Fate Therapeutics, Inc. (A)	49,105	4,465,118
FibroGen, Inc. (A) (B)	74,536	2,764,540
Global Blood Therapeutics, Inc. (A)	51,545	2,232,414
Halozyme Therapeutics, Inc. (A) (B)	106,163	4,534,222
IGM Biosciences, Inc. (A) (B)	15,904	1,404,164
Insmed, Inc. (A)	111,205	3,702,014
Intellia Therapeutics, Inc. (A) (B)	35,621	1,937,782
Invitae Corp. (A) (B)	103,332	4,320,311

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Ionis Pharmaceuticals, Inc. (A)	20,902	$ 1,181,799
Iovance Biotherapeutics, Inc. (A)	88,167	4,090,949
Karuna Therapeutics, Inc. (A)	10,825	1,099,712
Karyopharm Therapeutics, Inc. (A) (B)	42,943	664,758
Kodiak Sciences, Inc. (A) (B)	52,279	7,680,308
Ligand Pharmaceuticals, Inc. (A) (B)	3,540	352,053
Madrigal Pharmaceuticals, Inc. (A) (B)	7,956	884,469
Mersana Therapeutics, Inc. (A)	32,600	867,486
Mirati Therapeutics, Inc. (A)	25,269	5,550,083
Neurocrine Biosciences, Inc. (A)	23,134	2,217,394
PTC Therapeutics, Inc. (A)	58,943	3,597,291
Replimune Group, Inc. (A)	18,241	695,894
Rocket Pharmaceuticals, Inc. (A)	30,695	1,683,314
Sage Therapeutics, Inc. (A)	25,658	2,219,674
Sarepta Therapeutics, Inc. (A) (B)	15,501	2,642,765
Scholar Rock Holding Corp. (A) (B)	22,766	1,104,834
Seagen, Inc. (A)	18,502	3,240,440
TG Therapeutics, Inc. (A)	35,567	1,850,195
Turning Point Therapeutics, Inc. (A)	37,647	4,587,287
Twist Bioscience Corp. (A)	23,772	3,358,746
Ultragenyx Pharmaceutical, Inc. (A)	72,728	10,067,737
uniQure NV (A)	42,941	1,551,458
Xencor, Inc. (A)	54,060	2,358,638
Zymeworks, Inc. (A)	27,662	1,307,306

		156,493,072

Building Products - 1.6%
AAON, Inc.	41,318	2,753,018
Builders FirstSource, Inc. (A)	179,193	7,312,866
Gibraltar Industries, Inc. (A)	55,941	4,024,396
Lennox International, Inc.	4,857	1,330,672
UFP Industries, Inc.	72,654	4,035,930

		19,456,882

Capital Markets - 1.2%
Cboe Global Markets, Inc.	36,896	3,435,755
FactSet Research Systems, Inc.	8,493	2,823,922
LPL Financial Holdings, Inc.	16,557	1,725,571
MarketAxess Holdings, Inc.	12,296	7,015,606

		15,000,854

Chemicals - 2.4%
Chase Corp.	31,203	3,151,815
Element Solutions, Inc.	115,120	2,041,078
HB Fuller Co.	25,593	1,327,765
Ingevity Corp. (A)	53,423	4,045,724
Innospec, Inc.	45,748	4,150,716
NewMarket Corp.	7,081	2,820,291
Quaker Chemical Corp. (B)	19,275	4,884,092
Scotts Miracle-Gro Co.	21,741	4,329,503
Stepan Co.	17,551	2,094,185

		28,845,169

Commercial Services & Supplies - 2.6%
Casella Waste Systems, Inc., Class A (A)	147,066	9,110,739
IAA, Inc. (A)	131,579	8,550,004
McGrath RentCorp	38,444	2,579,592
MSA Safety, Inc.	36,521	5,455,872
UniFirst Corp.	26,928	5,700,388
US Ecology, Inc.	13,200	479,556

		31,876,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment - 0.5%
Lumentum Holdings, Inc. (A)	18,088	$ 1,714,743
Ubiquiti, Inc. (B)	17,083	4,757,786

		6,472,529

Construction & Engineering - 0.7%
Comfort Systems USA, Inc.	53,931	2,840,007
EMCOR Group, Inc.	64,135	5,865,787

		8,705,794

Construction Materials - 0.3%
Eagle Materials, Inc.	37,360	3,786,436

Consumer Finance - 0.5%
Green Dot Corp., Class A (A)	26,268	1,465,754
PROG Holdings, Inc.	36,129	1,946,269
SLM Corp.	166,771	2,066,293

		5,478,316

Containers & Packaging - 0.3%
Berry Global Group, Inc. (A)	55,884	3,140,122

Distributors - 0.7%
Pool Corp.	23,648	8,808,880

Diversified Consumer Services - 1.5%
Bright Horizons Family Solutions, Inc. (A)	26,113	4,517,288
frontdoor, Inc. (A)	58,465	2,935,528
Service Corp. International	53,465	2,625,132
Strategic Education, Inc.	20,304	1,935,580
Terminix Global Holdings, Inc. (A)	118,227	6,030,759

		18,044,287

Diversified Telecommunication Services - 0.2%
Cogent Communications Holdings, Inc.	40,230	2,408,570

Electrical Equipment - 0.9%
Array Technologies, Inc. (A)	82,495	3,558,834
Atkore International Group, Inc. (A)	94,864	3,899,859
Generac Holdings, Inc. (A)	17,126	3,894,624

		11,353,317

Electronic Equipment, Instruments & Components - 3.0%
Cognex Corp.	55,600	4,463,846
ePlus, Inc. (A)	11,148	980,467
Fabrinet (A)	39,304	3,049,597
Littelfuse, Inc.	30,310	7,718,744
Novanta, Inc. (A)	65,391	7,730,524
OSI Systems, Inc. (A)	41,471	3,865,927
Zebra Technologies Corp., Class A (A)	20,839	8,009,053

		35,818,158

Energy Equipment & Services - 0.1%
Cactus, Inc., Class A	69,148	1,802,688

Entertainment - 0.8%
Madison Square Garden Entertainment Corp. (A)	29,894	3,140,066
Zynga, Inc., Class A (A)	605,270	5,974,015

		9,114,081

Equity Real Estate Investment Trusts - 2.3%
CoreSite Realty Corp.	10,022	1,255,556
Equity Lifestyle Properties, Inc.	51,248	3,247,073
First Industrial Realty Trust, Inc.	121,861	5,134,004
Innovative Industrial Properties, Inc. (B)	9,700	1,776,361
Park Hotels & Resorts, Inc.	212,903	3,651,286

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
PS Business Parks, Inc.	19,052	$ 2,531,439
Ryman Hospitality Properties, Inc.	48,604	3,293,407
Sunstone Hotel Investors, Inc.	90,805	1,028,821
Terreno Realty Corp.	106,460	6,228,975
Universal Health Realty Income Trust	4,900	314,923

		28,461,845

Food & Staples Retailing - 1.5%
Casey’s General Stores, Inc.	50,459	9,012,987
Performance Food Group Co. (A)	169,725	8,080,607
Sprouts Farmers Market, Inc. (A)	42,924	862,772

		17,956,366

Food Products - 0.8%
Hain Celestial Group, Inc. (A)	74,626	2,996,234
J & J Snack Foods Corp.	29,450	4,575,646
John B Sanfilippo & Son, Inc.	23,888	1,883,808

		9,455,688

Health Care Equipment & Supplies - 4.9%
AtriCure, Inc. (A)	38,382	2,136,726
Cantel Medical Corp.	42,900	3,383,094
Globus Medical, Inc., Class A (A)	77,305	5,041,832
Haemonetics Corp. (A)	51,324	6,094,725
ICU Medical, Inc. (A)	30,685	6,581,626
iRhythm Technologies, Inc. (A)	27,139	6,437,642
Lantheus Holdings, Inc. (A)	82,790	1,116,837
Merit Medical Systems, Inc. (A)	68,537	3,804,489
Nevro Corp. (A) (B)	28,516	4,936,120
NuVasive, Inc. (A)	50,518	2,845,679
Penumbra, Inc. (A)	22,277	3,898,475
Quidel Corp. (A)	15,800	2,838,470
Tandem Diabetes Care, Inc. (A)	68,560	6,559,821
West Pharmaceutical Services, Inc.	14,676	4,157,857

		59,833,393

Health Care Providers & Services - 4.4%
Addus HomeCare Corp. (A)	35,716	4,181,986
Amedisys, Inc. (A)	34,544	10,132,791
AMN Healthcare Services, Inc. (A)	76,591	5,227,336
BioTelemetry, Inc. (A)	12,346	889,900
Chemed Corp.	9,375	4,993,219
CorVel Corp. (A)	31,549	3,344,194
Encompass Health Corp.	29,562	2,444,482
Ensign Group, Inc.	107,234	7,819,503
Molina Healthcare, Inc. (A)	26,129	5,557,116
Pennant Group, Inc. (A)	77,259	4,485,658
US Physical Therapy, Inc.	31,341	3,768,755

		52,844,940

Health Care Technology - 0.9%
Inspire Medical Systems, Inc. (A)	14,155	2,662,414
Omnicell, Inc. (A)	61,488	7,379,790
Tabula Rasa HealthCare, Inc. (A) (B)	11,081	474,710

		10,516,914

Hotels, Restaurants & Leisure - 4.9%
Boyd Gaming Corp. (A)	114,044	4,894,769
Brinker International, Inc.	9,867	558,176
Choice Hotels International, Inc.	59,579	6,358,867
Churchill Downs, Inc.	50,837	9,902,539
Domino’s Pizza, Inc.	7,369	2,825,717

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Grand Vacations, Inc. (A)	96,582	$ 3,027,846
Papa John’s International, Inc.	48,332	4,100,970
Penn National Gaming, Inc. (A) (B)	43,266	3,736,884
Planet Fitness, Inc., Class A (A)	56,196	4,362,496
Six Flags Entertainment Corp.	76,373	2,604,319
Texas Roadhouse, Inc.	75,370	5,890,919
Vail Resorts, Inc.	16,143	4,503,251
Wendy’s Co.	279,648	6,129,884

		58,896,637

Household Durables - 2.5%
Cavco Industries, Inc. (A)	10,754	1,886,789
Helen of Troy, Ltd. (A)	43,126	9,582,166
Installed Building Products, Inc. (A)	15,280	1,557,491
LGI Homes, Inc. (A)	34,679	3,670,772
Tempur Sealy International, Inc. (A)	194,086	5,240,322
TopBuild Corp. (A)	45,999	8,467,496

		30,405,036

Independent Power & Renewable Electricity Producers - 0.6%
Clearway Energy, Inc., Class C	100,674	3,214,521
Ormat Technologies, Inc. (B)	45,944	4,147,824

		7,362,345

Insurance - 1.7%
eHealth, Inc. (A)	30,980	2,187,498
Kemper Corp.	86,943	6,679,830
Palomar Holdings, Inc. (A)	23,308	2,070,683
Primerica, Inc.	67,129	8,990,587
Universal Insurance Holdings, Inc.	8,871	134,041

		20,062,639

Internet & Direct Marketing Retail - 0.3%
Stamps.com, Inc. (A)	18,863	3,700,732

IT Services - 4.0%
Booz Allen Hamilton Holding Corp.	97,957	8,539,891
Broadridge Financial Solutions, Inc.	13,312	2,039,398
CACI International, Inc., Class A (A)	36,358	9,065,140
Euronet Worldwide, Inc. (A)	69,020	10,002,378
ExlService Holdings, Inc. (A)	46,704	3,975,912
Gartner, Inc. (A)	12,624	2,022,239
MAXIMUS, Inc.	44,877	3,284,548
Science Applications International Corp.	41,430	3,920,935
WEX, Inc. (A)	30,523	6,212,346

		49,062,787

Leisure Products - 0.4%
Brunswick Corp.	65,612	5,002,259

Life Sciences Tools & Services - 3.3%
Bruker Corp.	63,427	3,433,303
Charles River Laboratories International, Inc. (A)	20,827	5,203,834
Medpace Holdings, Inc. (A)	67,975	9,462,120
NeoGenomics, Inc. (A) (B)	118,727	6,392,262
PRA Health Sciences, Inc. (A)	38,699	4,854,403
Repligen Corp. (A)	55,324	10,601,738

		39,947,660

Machinery - 4.2%
Albany International Corp., Class A	57,851	4,247,420
Douglas Dynamics, Inc.	71,391	3,053,393

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
EnPro Industries, Inc.	17,531	$ 1,323,941
Graco, Inc.	86,935	6,289,747
Hydrofarm Holdings Group, Inc. (A)	7,909	415,855
John Bean Technologies Corp.	45,318	5,160,361
Kadant, Inc.	20,229	2,851,884
Lincoln Electric Holdings, Inc.	23,535	2,735,944
Lydall, Inc. (A)	52,663	1,581,470
Nordson Corp.	21,710	4,362,625
RBC Bearings, Inc. (A)	20,352	3,643,822
SPX Corp. (A)	55,155	3,008,154
Toro Co.	61,215	5,805,631
Woodward, Inc.	58,110	7,062,108

		51,542,355

Media - 1.6%
Cable One, Inc.	4,686	10,439,096
Liberty Broadband Corp., Class C (A)	31,208	4,942,386
Nexstar Media Group, Inc., Class A	35,419	3,867,401
TechTarget, Inc. (A)	10,805	638,683

		19,887,566

Metals & Mining - 0.3%
Alcoa Corp. (A)	146,767	3,382,979

Oil, Gas & Consumable Fuels - 1.3%
Apache Corp.	63,623	902,810
Diamondback Energy, Inc.	37,795	1,829,278
Renewable Energy Group, Inc. (A) (B)	52,954	3,750,202
Targa Resources Corp.	67,975	1,793,181
Texas Pacific Land Trust (B)	7,735	5,623,345
WPX Energy, Inc. (A)	196,845	1,604,287

		15,503,103

Pharmaceuticals - 1.7%
Arvinas, Inc. (A)	24,416	2,073,651
Axsome Therapeutics, Inc. (A) (B)	20,109	1,638,280
Catalent, Inc. (A)	65,959	6,864,353
Horizon Therapeutics PLC (A)	59,156	4,327,261
Nektar Therapeutics (A) (B)	36,179	615,043
Pacira BioSciences, Inc. (A)	26,806	1,604,071
Phibro Animal Health Corp., Class A	29,385	570,657
Reata Pharmaceuticals, Inc., Class A (A) (B)	12,930	1,598,407
Supernus Pharmaceuticals, Inc. (A)	55,138	1,387,272
Theravance Biopharma, Inc. (A) (B)	27,062	480,892

		21,159,887

Professional Services - 1.5%
ASGN, Inc. (A)	70,642	5,900,726
Exponent, Inc.	93,602	8,426,988
Insperity, Inc.	48,645	3,960,676

		18,288,390

Road & Rail - 0.9%
Landstar System, Inc.	31,062	4,182,809
Saia, Inc. (A)	37,831	6,839,845

		11,022,654

Semiconductors & Semiconductor Equipment - 5.8%
Advanced Energy Industries, Inc. (A)	53,106	5,149,689
Cirrus Logic, Inc. (A)	67,888	5,580,394
CMC Materials, Inc.	34,923	5,283,850
Entegris, Inc.	112,444	10,805,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
FormFactor, Inc. (A)	118,408	$ 5,093,912
Inphi Corp. (A)	40,669	6,526,154
MaxLinear, Inc. (A)	119,510	4,564,087
MKS Instruments, Inc.	66,022	9,933,010
Monolithic Power Systems, Inc.	26,610	9,745,380
Onto Innovation, Inc. (A)	30,067	1,429,686
Power Integrations, Inc.	82,060	6,717,432

		70,829,462

Software - 9.7%
ACI Worldwide, Inc. (A)	144,677	5,559,937
Alarm.com Holdings, Inc. (A)	16,400	1,696,580
Aspen Technology, Inc. (A)	42,610	5,549,952
Blackbaud, Inc.	62,816	3,615,689
Blackline, Inc. (A)	6,300	840,294
Ceridian HCM Holding, Inc. (A)	11,072	1,179,832
CommVault Systems, Inc. (A)	52,658	2,915,673
Descartes Systems Group, Inc. (A)	68,081	3,981,377
Digital Turbine, Inc. (A)	67,451	3,815,029
Envestnet, Inc. (A)	78,184	6,433,761
Fair Isaac Corp. (A)	18,694	9,553,382
Five9, Inc. (A)	58,427	10,189,669
Fortinet, Inc. (A)	10,286	1,527,780
j2 Global, Inc. (A) (B)	28,447	2,778,987
Manhattan Associates, Inc. (A)	59,859	6,295,970
Paylocity Holding Corp. (A)	38,783	7,985,808
Pegasystems, Inc.	52,654	7,016,672
Proofpoint, Inc. (A)	29,549	4,030,779
PTC, Inc. (A)	12,075	1,444,291
Qualys, Inc. (A)	50,583	6,164,550
RealPage, Inc. (A)	33,255	2,901,166
Sapiens International Corp. NV	95,390	2,919,888
SPS Commerce, Inc. (A)	56,928	6,181,811
SS&C Technologies Holdings, Inc.	64,877	4,719,802
Tyler Technologies, Inc. (A)	16,940	7,394,649
Workiva, Inc. (A)	6,900	632,178

		117,325,506

Specialty Retail - 1.7%
Asbury Automotive Group, Inc. (A)	22,943	3,343,713
Burlington Stores, Inc. (A)	16,833	4,402,671
Murphy USA, Inc.	22,535	2,949,155
RH (A) (B)	21,494	9,618,995

		20,314,534

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 0.1%
NCR Corp. (A)	45,593	$ 1,712,929

Textiles, Apparel & Luxury Goods - 0.9%
Deckers Outdoor Corp. (A)	23,117	6,629,493
Steven Madden, Ltd.	116,000	4,097,120

		10,726,613

Trading Companies & Distributors - 0.8%
SiteOne Landscape Supply, Inc. (A)	24,832	3,939,100
Watsco, Inc.	25,580	5,795,149

		9,734,249

Water Utilities - 0.3%
Middlesex Water Co.	42,026	3,045,624

Total Common Stocks (Cost $822,658,983)		1,203,962,627

OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (C)	12,217,562	12,217,562

Total Other Investment Company (Cost $12,217,562)		12,217,562

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $9,414,360 on 01/04/2021. Collateralized by a U.S. Government Obligation, 1.63%, due 12/31/2021, and with a value of $9,602,665.	$9,414,360	9,414,360

Total Repurchase Agreement (Cost $9,414,360)		9,414,360

Total Investments (Cost $844,290,905)		1,225,594,549
Net Other Assets (Liabilities) - (1.0)%		(11,662,820)

Net Assets - 100.0%		$1,213,931,729

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,203,962,627	$—	$—	$1,203,962,627
Other Investment Company	12,217,562	—	—	12,217,562
Repurchase Agreement	—	9,414,360	—	9,414,360

Total Investments	$1,216,180,189	$9,414,360	$—	$1,225,594,549

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $77,340,989, collateralized by cash collateral of $12,217,562 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $66,786,940. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $834,876,545) (including securities loaned of $77,340,989)	$1,216,180,189
Repurchase agreement, at value (cost $9,414,360)	9,414,360
Foreign currency, at value (cost $703)	711
Receivables and other assets:
Investments sold	3,511,947
Net income from securities lending	10,485
Shares of beneficial interest sold	208,910
Dividends	294,009

Total assets	1,229,620,611

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,217,562
Payables and other liabilities:
Investments purchased	1,870,331
Shares of beneficial interest redeemed	590,144
Investment management fees	791,993
Distribution and service fees	94,833
Transfer agent costs	1,652
Trustees, CCO and deferred compensation fees	4,126
Audit and tax fees	17,380
Custody fees	30,842
Legal fees	5,139
Printing and shareholder reports fees	49,264
Other accrued expenses	15,616

Total liabilities	15,688,882

Net assets	$1,213,931,729

Net assets consist of:
Capital stock ($0.01 par value)	$661,078
Additional paid-in capital	729,577,694
Total distributable earnings (accumulated losses)	483,692,957

Net assets	$1,213,931,729

Net assets by class:
Initial Class	$757,842,739
Service Class	456,088,990

Shares outstanding:
Initial Class	40,055,044
Service Class	26,052,742

Net asset value and offering price per share:
Initial Class	$18.92
Service Class	17.51

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$5,372,652
Interest income	8,864
Net income from securities lending	74,931
Withholding taxes on foreign income	(3,607)

Total investment income	5,452,840

Expenses:
Investment management fees	7,669,555
Distribution and service fees:
Service Class	905,567
Transfer agent costs	14,455
Trustees, CCO and deferred compensation fees	30,786
Audit and tax fees	30,613
Custody fees	88,140
Legal fees	61,809
Printing and shareholder reports fees	60,313
Other	45,691

Total expenses	8,906,929

Net investment income (loss)	(3,454,089)

Net realized gain (loss) on:
Investments	106,218,712
Foreign currency transactions	(2)

Net realized gain (loss)	106,218,710

Net change in unrealized appreciation (depreciation) on:
Investments	128,413,469
Translation of assets and liabilities denominated in foreign currencies	(36)

Net change in unrealized appreciation (depreciation)	128,413,433

Net realized and change in unrealized gain (loss)	234,632,143

Net increase (decrease) in net assets resulting from operations	$231,178,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$(3,454,089)	$(2,520,907)
Net realized gain (loss)	106,218,710	71,244,844
Net change in unrealized appreciation (depreciation)	128,413,433	184,168,464

Net increase (decrease) in net assets resulting from operations	231,178,054	252,892,401

Dividends and/or distributions to shareholders:
Initial Class	(43,687,402)	(64,624,158)
Service Class	(27,366,371)	(35,768,969)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(71,053,773)	(100,393,127)

Capital share transactions:
Proceeds from shares sold:
Initial Class	50,617,208	22,597,314
Service Class	48,280,180	48,031,816

	98,897,388	70,629,130

Dividends and/or distributions reinvested:
Initial Class	43,687,402	64,624,158
Service Class	27,366,371	35,768,969

	71,053,773	100,393,127

Cost of shares redeemed:
Initial Class	(89,149,804)	(81,241,757)
Service Class	(44,771,456)	(14,723,951)

	(133,921,260)	(95,965,708)

Net increase (decrease) in net assets resulting from capital share transactions	36,029,901	75,056,549

Net increase (decrease) in net assets	196,154,182	227,555,823

Net assets:
Beginning of year	1,017,777,547	790,221,724

End of year	$1,213,931,729	$1,017,777,547

Capital share transactions - shares:
Shares issued:
Initial Class	3,365,190	1,385,318
Service Class	3,427,952	3,217,671

	6,793,142	4,602,989

Shares reinvested:
Initial Class	2,777,330	4,232,099
Service Class	1,878,268	2,510,103

	4,655,598	6,742,202

Shares redeemed:
Initial Class	(5,648,825)	(5,160,067)
Service Class	(3,309,467)	(976,042)

	(8,958,292)	(6,136,109)

Net increase (decrease) in shares outstanding:
Initial Class	493,695	457,350
Service Class	1,996,753	4,751,732

	2,490,448	5,209,082

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$16.42	$13.79	$15.59	$13.59	$13.85

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.03)	(0.04)	(0.03)	(0.01	)(B)
Net realized and unrealized gain (loss)	3.68	4.42	(0.91)	2.95	1.49

Total investment operations	3.64	4.39	(0.95)	2.92	1.48

Dividends and/or distributions to shareholders:
Net realized gains	(1.14)	(1.76)	(0.85)	(0.92)	(1.74)

Net asset value, end of year	$18.92	$16.42	$13.79	$15.59	$13.59

Total return	23.56%	32.77%	(7.08)%	22.39%	11.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$757,843	$649,477	$539,421	$590,699	$525,140
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.81%	0.81%	0.82%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.81%	0.81%	0.81	%(B)
Net investment income (loss) to average net assets	(0.26)%	(0.19)%	(0.27)%	(0.21)%	(0.05	)%(B)
Portfolio turnover rate	39%	21%	29%	21%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$15.31	$12.99	$14.76	$12.95	$13.30

Investment operations:
Net investment income (loss) (A)	(0.07)	(0.06)	(0.08)	(0.06)	(0.04	)(B)
Net realized and unrealized gain (loss)	3.41	4.14	(0.84)	2.79	1.43

Total investment operations	3.34	4.08	(0.92)	2.73	1.39

Dividends and/or distributions to shareholders:
Net realized gains	(1.14)	(1.76)	(0.85)	(0.92)	(1.74)

Net asset value, end of year	$17.51	$15.31	$12.99	$14.76	$12.95

Total return	23.30%	32.39%	(7.28)%	22.02%	11.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$456,089	$368,301	$250,801	$292,932	$227,707
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.06%	1.06%	1.06%	1.07%
Including waiver and/or reimbursement and recapture	1.06%	1.06%	1.06%	1.06%	1.06	%(B)
Net investment income (loss) to average net assets	(0.51)%	(0.43)%	(0.52)%	(0.46)%	(0.29	)%(B)
Portfolio turnover rate	39%	21%	29%	21%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,217,562	$—	$—	$—	$12,217,562
Total Borrowings	$12,217,562	$—	$—	$—	$12,217,562

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.78% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.93%	May 1, 2021
Service Class	1.18	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2020, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 123,468	$ 2,018

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 381,786,597	$ —	$ 412,829,496	$ —

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to adjustment to prior year accumulated balances. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (7,125)	$ 7,125

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 845,001,303	$ 404,181,975	$ (23,588,729)	$ 380,593,246

As of December 31, 2020, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 71,053,773	$ —	$ —	$ 100,393,127	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,008,071	$ 96,091,632	$ —	$ —	$ —	$ 380,593,254

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica T. Rowe Price Small Cap VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $71,053,773 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

A benign start to the year shifted massively from mid-February to late March as the COVID-19 pandemic became a reality, causing stocks to sell off dramatically. Governments and central banks around the world responded with stimulus, which led to the anticipation of a global economic recovery and a risk-on attitude among investors. Markets rallied steadily from late March through year end. 2020 offered opportunities and pitfalls for nearly all investors. While growth commanded a sizeable premium in the first half of the year, markets rediscovered value later in the year. Currency also played a major role in returns as the U.S. dollar weakened. We believe the global economy will recover fitfully in the year ahead and the sorting among corporate winners and losers will continue. Compared to 2020, political risks appear diminished, but regulatory factors could shackle high-flying capital markets. The largest companies were performance laggards for the year and may offer attractive risk/reward tradeoffs in the year ahead.

PERFORMANCE

For the year ended December 31, 2020, Transamerica TS&W International Equity VP, Initial Class returned 6.54%. By comparison, its benchmark, the MSCI EAFE Index, returned 8.28%.

STRATEGY REVIEW

With Asia Ex-Japan as the largest detractor on a regional basis, the Portfolio underperformed its benchmark, the MSCI EAFE Index. In the region, Australian airline Qantas Airways Ltd. underperformed as COVID-19 disrupted both international and domestic air travel. We exited the position during the second quarter. CK Hutchison Holdings Ltd. also underperformed as the pandemic weighed on several of its operating companies. The Hong Kong-based conglomerate pulled back after a strong run following the divestiture of its telecommunications tower business. The company intended to use the proceeds to repurchase a significant number of shares and reduce debt. As of period end, we believed CK Hutchison Ltd.’s significant discount to net asset value was unwarranted.

The U.K. led regional relative performance with Ashtead Group PLC and Entain PLC among the top performers. Ashtead Group PLC rebounded from COVID-19 lows as global economies reopened and there was an anticipated pick up in construction activity. The equipment rental company’s cash generative business model appeared well-positioned to survive near-term headwinds, and management opted to maintain the dividend, indicating confidence in the business’ strength. Sports betting and gambling company Entain PLC, formerly GVC Holdings, reported strong revenue growth driven by its online offerings. The company also announced the acquisition of bet.pt, giving Entain PLC a leading position in the Portuguese online gambling market. The firm’s joint venture BetMGM also continued to roll out across the U.S. in states that have legalized gambling.

Health-care holdings detracted from sector relative performance primarily due to Astellas Pharma, Inc. and Fresenius SE & Co. Japanese pharmaceutical company Astellas Pharma, Inc. reported weaker-than-expected results and lowered full-year estimates due to impacts from COVID-19. While overall sales were lower, Astellas Pharma, Inc. raised its estimates for key drugs Xtandi and Padcev. As of period end, we believed Astellas Pharma, Inc. was undervalued given its drug portfolio and R&D pipeline. Meanwhile, German health-care group Fresenius SE & Co. underperformed despite reporting satisfactory results. A large portion of Fresenius SE & Co.’s business revolves around necessary but elective procedures, which were postponed in the COVID-19 environment. As of period end, we expected the stock to recover as consumer patterns normalize. Other sources of underperformance in health care were benchmark holdings, not held in the Portfolio, which experienced significant share price appreciation due to their role in addressing the pandemic.

Consumer staples also detracted from sector relative performance due, in part, to Seven & I Holdings Co., Ltd. and Tesco PLC. Japanese convenience store operator Seven & I Holdings Co., Ltd. reported a return to positive same-store-sales growth; however, its conservative full-year guidance was well below expectations. Additionally, Seven & I Holdings Co., Ltd. announced the acquisition of U.S.-based convenience store chain Speedway, which was not well received by the market. U.K.-based grocery store operator Tesco PLC greatly improved its online order and collection platform, adapting to changing consumer behaviors during COVID-19. However, Tesco PLC’s second quarter provision increase for potential bad debts at Tesco Bank weighed on the stock. We believed the stock was undervalued at period end.

Financial holdings and an overweight to and holdings in information technology contributed to sector relative performance. In financials, global wealth manager UBS Group performed well throughout the year after releasing a series of strong earnings results. The firm grew assets under management and benefited from increased transaction activity during market volatility. Swedish investment company Investor AB also performed well, as its portfolio holdings rebounded from COVID-19 lows. Ramping up investments in its portfolio companies during COVID-19, the company reaped the benefits as underlying operations improved and valuations recovered. Infineon Technologies AG and Samsung Electronics Holdings performed well in information technology. German semiconductor manufacturer Infineon benefited from improving sales trends, particularly in its automotive business. The company’s results consistently exceeded analyst expectations with operating profit significantly above the consensus estimate. Infineon Technologies AG’s management raised

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

(unaudited)

STRATEGY REVIEW (continued)

full-year sales and margin guidance based on its cautious optimism for the global economy. Samsung Electronics Holdings performed well alongside other South Korean stocks following the COVID-19 vaccine announcements. As of period end, we believed Samsung Electronics Holdings was poised to benefit from a robust semiconductor demand recovery from 5G smartphones and data centers coupled with limited supply growth due to underinvestment over the last two years.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Other Investment Company	2.6
Repurchase Agreement	2.5
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.54%	6.24%	4.93%	04/08/1991
MSCI EAFE Index (A)	8.28%	7.97%	6.00%
Service Class	6.20%	5.97%	4.66%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,231.40	$5.05	$1,020.60	$4.57	0.90%
Service Class	1,000.00	1,229.10	6.44	1,019.40	5.84	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 97.3%
Australia - 3.5%
BHP Group PLC, ADR	16,900	$ 896,207
Challenger, Ltd.	260,877	1,296,331
Lendlease Corp., Ltd.	121,000	1,223,409
Macquarie Group, Ltd.	20,900	2,230,853
Santos, Ltd.	264,300	1,279,927

		6,926,727

Belgium - 2.1%
Groupe Bruxelles Lambert SA	17,200	1,733,657
KBC Group NV (A)	34,400	2,407,352

		4,141,009

Denmark - 0.9%
AP Moller - Maersk A/S, Class B	800	1,780,202

France - 9.5%
Airbus SE (A)	4,100	449,951
Arkema SA	15,293	1,749,854
Capgemini SE	10,100	1,571,078
Dassault Aviation SA (A)	500	544,462
Engie SA (A)	215,800	3,308,216
Rexel SA (A)	67,500	1,065,376
Sanofi	31,068	3,011,204
TOTAL SE	36,100	1,558,155
Ubisoft Entertainment SA (A)	15,100	1,455,165
Veolia Environnement SA	105,400	2,598,882
Vivendi SA	36,400	1,174,062

		18,486,405

Germany - 11.5%
Allianz SE	8,641	2,122,859
Bayer AG	18,726	1,103,170
Deutsche Boerse AG	13,000	2,213,540
Deutsche Post AG	38,700	1,917,034
Fresenius SE & Co. KGaA	59,400	2,746,763
HeidelbergCement AG	37,800	2,814,417
Infineon Technologies AG	64,985	2,481,686
SAP SE	20,700	2,681,037
Siemens AG	25,707	3,703,001
Talanx AG (A)	16,800	653,241

		22,436,748

Hong Kong - 1.8%
CK Asset Holdings, Ltd.	215,400	1,102,180
CK Hutchison Holdings, Ltd.	339,300	2,368,935

		3,471,115

Ireland - 3.4%
AIB Group PLC (A) (B)	382,000	784,480
DCC PLC	25,900	1,832,746
Ryanair Holdings PLC, ADR (A)	7,485	823,200
Smurfit Kappa Group PLC	68,921	3,202,867

		6,643,293

Isle of Man - 1.0%
Entain PLC (A)	126,300	1,959,015

Israel - 0.6%
Check Point Software Technologies, Ltd. (A)	9,300	1,236,063

Italy - 1.6%
Mediobanca Banca di Credito Finanziario SpA	171,618	1,588,638
Prysmian SpA	30,535	1,086,821
UniCredit SpA (A)	38,600	361,659

		3,037,118

	Shares	Value
COMMON STOCKS (continued)
Japan - 24.3%
Astellas Pharma, Inc.	151,300	$ 2,342,693
Denka Co., Ltd.	25,360	991,621
FANUC Corp.	10,900	2,690,655
Fujitsu, Ltd.	10,910	1,576,881
Hitachi, Ltd.	66,140	2,610,499
Japan Airlines Co., Ltd. (A)	61,200	1,180,200
Kirin Holdings Co., Ltd. (B)	60,200	1,421,502
Kyocera Corp.	24,000	1,473,082
Matsumotokiyoshi Holdings Co., Ltd.	18,600	793,339
Nintendo Co., Ltd.	4,800	3,081,318
Olympus Corp.	120,000	2,627,267
ORIX Corp.	190,100	2,924,520
Rakuten, Inc. (A) (B)	225,800	2,172,835
Sega Sammy Holdings, Inc.	115,200	1,818,531
Seven & i Holdings Co., Ltd.	84,100	2,978,029
Sony Corp.	64,000	6,449,152
Square Enix Holdings Co., Ltd.	27,100	1,643,089
Sumitomo Mitsui Financial Group, Inc. (B)	88,700	2,749,536
Toshiba Corp.	75,550	2,116,035
Toyota Industries Corp.	46,000	3,654,748

		47,295,532

Luxembourg - 1.4%
ArcelorMittal SA (A)	117,600	2,689,506

Netherlands - 5.5%
ASML Holding NV	5,100	2,469,302
EXOR NV	8,600	698,553
Heineken Holding NV	26,843	2,526,682
Koninklijke Philips NV (A)	63,795	3,436,479
NXP Semiconductors NV	10,100	1,606,001

		10,737,017

Norway - 1.0%
Mowi ASA	87,400	1,946,923

Republic of Korea - 2.3%
Samsung Electronics Co., Ltd.	60,300	4,502,931

Singapore - 1.2%
DBS Group Holdings, Ltd.	121,900	2,310,094

Spain - 0.5%
Siemens Gamesa Renewable Energy SA	26,200	1,063,885

Sweden - 1.8%
Investor AB, B Shares	23,278	1,694,250
Lundin Energy AB	11,000	298,129
Volvo AB, B Shares (A)	61,849	1,464,157

		3,456,536

Switzerland - 9.9%
ABB, Ltd.	89,100	2,499,182
Alcon, Inc. (A)	33,300	2,210,989
Glencore PLC (A)	202,800	644,051
Nestle SA	34,576	4,087,273
Novartis AG	38,380	3,613,780
Roche Holding AG	5,900	2,054,961
Siemens Energy AG (A)	31,253	1,145,407
UBS Group AG	217,200	3,058,139

		19,313,782
United Kingdom - 13.5%
Ashtead Group PLC	43,000	2,025,343
Aviva PLC	534,660	2,378,185

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Barratt Developments PLC (A)	64,200	$ 586,923
British Land Co. PLC, REIT	271,200	1,816,365
Bunzl PLC	33,000	1,101,801
IG Group Holdings PLC	30,900	362,987
Imperial Brands PLC	71,399	1,497,564
Inchcape PLC (A)	181,787	1,600,319
Informa PLC	103,204	771,694
Kingfisher PLC (A)	18,300	67,621
Liberty Global PLC, Class C (A)	66,595	1,574,972
Linde PLC	6,000	1,581,060
Persimmon PLC	43,400	1,638,037
Savills PLC (A)	28,400	370,580
Smith & Nephew PLC	92,300	1,917,299
Tesco PLC	993,100	3,133,992
Unilever PLC	65,293	3,915,861

		26,340,603

Total Common Stocks (Cost $160,965,459)		189,774,504

	Shares	Value
OTHER INVESTMENT COMPANY - 2.6%
Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (C)	5,075,752	$ 5,075,752

Total Other Investment Company (Cost $5,075,752)		5,075,752

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $4,864,401 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.50%, due 01/15/2022, and with a value of $4,961,717.	$ 4,864,401	4,864,401

Total Repurchase Agreement (Cost $4,864,401)		4,864,401

Total Investments (Cost $170,905,612)		199,714,657
Net Other Assets (Liabilities) - (2.4)%		(4,738,435)

Net Assets - 100.0%		$ 194,976,222

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	6.1%	$12,125,808
Banks	5.1	10,201,759
Health Care Equipment & Supplies	5.1	10,192,034
Industrial Conglomerates	5.0	10,020,717
Household Durables	4.3	8,674,112
Diversified Financial Services	4.2	8,347,311
Capital Markets	3.9	7,865,519
Entertainment	3.7	7,353,634
Food & Staples Retailing	3.4	6,905,360
Semiconductors & Semiconductor Equipment	3.3	6,556,989
Food Products	3.0	6,034,196
Multi-Utilities	3.0	5,907,098
Electrical Equipment	2.9	5,795,295
Insurance	2.6	5,154,285
Technology Hardware, Storage & Peripherals	2.2	4,502,931
Chemicals	2.2	4,322,535
Metals & Mining	2.1	4,229,764
Trading Companies & Distributors	2.1	4,192,520
Machinery	2.1	4,154,812
Electronic Equipment, Instruments & Components	2.0	4,083,581
Beverages	2.0	3,948,184
Software	2.0	3,917,100
Personal Products	2.0	3,915,861
Auto Components	1.8	3,654,748
Containers & Packaging	1.6	3,202,867
IT Services	1.6	3,147,959
Oil, Gas & Consumable Fuels	1.6	3,136,211
Construction Materials	1.4	2,814,417
Health Care Providers & Services	1.4	2,746,763

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Real Estate Management & Development	1.3%	$2,696,169
Internet & Direct Marketing Retail	1.1	2,172,835
Airlines	1.0	2,003,400
Hotels, Restaurants & Leisure	1.0	1,959,015
Air Freight & Logistics	1.0	1,917,034
Leisure Products	0.9	1,818,531
Equity Real Estate Investment Trusts	0.9	1,816,365
Marine	0.9	1,780,202
Distributors	0.8	1,600,319
Diversified Telecommunication Services	0.8	1,574,972
Tobacco	0.7	1,497,564
Aerospace & Defense	0.5	994,413
Media	0.4	771,694
Specialty Retail	0.0 *	67,621

Investments	95.0	189,774,504
Short-Term Investments	5.0	9,940,153

Total Investments	100.0%	$199,714,657

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$7,717,503	$182,057,001	$—	$189,774,504
Other Investment Company	5,075,752	—	—	5,075,752
Repurchase Agreement	—	4,864,401	—	4,864,401

Total Investments	$12,793,255	$186,921,402	$—	$199,714,657

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,944,675, collateralized by cash collateral of $5,075,752 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,246,033. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $166,041,211) (including securities loaned of $6,944,675)	$194,850,256
Repurchase agreement, at value (cost $4,864,401)	4,864,401
Foreign currency, at value (cost $48,070)	48,212
Receivables and other assets:
Investments sold	293
Net income from securities lending	856
Shares of beneficial interest sold	53,017
Dividends	89,652
Tax reclaims	465,369

Total assets	200,372,056

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,075,752
Payables and other liabilities:
Investments purchased	102,079
Shares of beneficial interest redeemed	17,892
Investment management fees	124,008
Distribution and service fees	14,116
Transfer agent costs	271
Trustees, CCO and deferred compensation fees	729
Audit and tax fees	13,739
Custody fees	29,342
Legal fees	890
Printing and shareholder reports fees	12,055
Other accrued expenses	4,961

Total liabilities	5,395,834

Net assets	$194,976,222

Net assets consist of:
Capital stock ($0.01 par value)	$135,861
Additional paid-in capital	173,358,123
Total distributable earnings (accumulated losses)	21,482,238

Net assets	$194,976,222

Net assets by class:
Initial Class	$126,686,282
Service Class	68,289,940

Shares outstanding:
Initial Class	8,798,750
Service Class	4,787,343

Net asset value and offering price per share:
Initial Class	$14.40
Service Class	14.26

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Dividend income	$4,155,986
Interest income	4,494
Non-cash dividend income	329,431
Net income from securities lending	19,563
Withholding taxes on foreign income	(366,761)

Total investment income	4,142,713

Expenses:
Investment management fees	1,304,441
Distribution and service fees:
Service Class	134,682
Transfer agent costs	2,469
Trustees, CCO and deferred compensation fees	5,330
Audit and tax fees	22,317
Custody fees	106,750
Legal fees	10,635
Printing and shareholder reports fees	17,765
Other	13,770

Total expenses	1,618,159

Net investment income (loss)	2,524,554

Net realized gain (loss) on:
Investments	(6,375,715)
Foreign currency transactions	24,245

Net realized gain (loss)	(6,351,470)

Net change in unrealized appreciation (depreciation) on:
Investments	15,312,940
Translation of assets and liabilities denominated in foreign currencies	36,728

Net change in unrealized appreciation (depreciation)	15,349,668

Net realized and change in unrealized gain (loss)	8,998,198

Net increase (decrease) in net assets resulting from operations	$11,522,752

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$2,524,554	$3,877,927
Net realized gain (loss)	(6,351,470)	(173,366)
Net change in unrealized appreciation (depreciation)	15,349,668	30,160,946

Net increase (decrease) in net assets resulting from operations	11,522,752	33,865,507

Dividends and/or distributions to shareholders:
Initial Class	(3,661,878)	(3,710,437)
Service Class	(1,618,856)	(1,448,634)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,280,734)	(5,159,071)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,230,558	10,503,360
Service Class	13,174,082	8,210,294

	25,404,640	18,713,654

Dividends and/or distributions reinvested:
Initial Class	3,661,878	3,710,437
Service Class	1,618,856	1,448,634

	5,280,734	5,159,071

Cost of shares redeemed:
Initial Class	(25,898,761)	(26,850,348)
Service Class	(7,165,607)	(5,890,138)

	(33,064,368)	(32,740,486)

Net increase (decrease) in net assets resulting from capital share transactions	(2,378,994)	(8,867,761)

Net increase (decrease) in net assets	3,863,024	19,838,675

Net assets:
Beginning of year	191,113,198	171,274,523

End of year	$194,976,222	$191,113,198

Capital share transactions - shares:
Shares issued:
Initial Class	973,150	811,773
Service Class	1,077,812	637,284

	2,050,962	1,449,057

Shares reinvested:
Initial Class	294,127	306,394
Service Class	131,081	120,619

	425,208	427,013

Shares redeemed:
Initial Class	(2,014,841)	(2,109,166)
Service Class	(613,145)	(455,867)

	(2,627,986)	(2,565,033)

Net increase (decrease) in shares outstanding:
Initial Class	(747,564)	(990,999)
Service Class	595,748	302,036

	(151,816)	(688,963)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$13.95	$11.90	$14.43	$12.00	$12.20

Investment operations:
Net investment income (loss) (A)	0.20	0.30	0.29	0.36	0.27	(B)
Net realized and unrealized gain (loss)	0.65	2.15	(2.49)	2.37	(0.14)

Total investment operations	0.85	2.45	(2.20)	2.73	0.13

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.19)	(0.33)	(0.30)	(0.33)
Net realized gains	—	(0.21)	—	—	—

Total dividends and/or distributions to shareholders	(0.40)	(0.40)	(0.33)	(0.30)	(0.33)

Net asset value, end of year	$14.40	$13.95	$11.90	$14.43	$12.00

Total return	6.54%	21.06%	(15.52)%	22.91%	1.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$126,686	$133,161	$125,396	$88,588	$74,507
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.84%	0.90%	0.93%	0.91%
Including waiver and/or reimbursement and recapture	0.88%	0.84%	0.90%	0.93%	0.89	%(B)
Net investment income (loss) to average net assets	1.59%	2.28%	2.11%	2.67%	2.32	%(B)
Portfolio turnover rate	20%	16%	32%	24%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$13.83	$11.80	$14.31	$11.90	$12.11

Investment operations:
Net investment income (loss) (A)	0.16	0.26	0.27	0.31	0.24	(B)
Net realized and unrealized gain (loss)	0.64	2.13	(2.48)	2.37	(0.14)

Total investment operations	0.80	2.39	(2.21)	2.68	0.10

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.15)	(0.30)	(0.27)	(0.31)
Net realized gains	—	(0.21)	—	—	—

Total dividends and/or distributions to shareholders	(0.37)	(0.36)	(0.30)	(0.27)	(0.31)

Net asset value, end of year	$14.26	$13.83	$11.80	$14.31	$11.90

Total return	6.20%	20.74%	(15.70)%	22.66%	0.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$68,290	$57,952	$45,879	$57,981	$37,771
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13%	1.09%	1.15%	1.18%	1.16%
Including waiver and/or reimbursement and recapture	1.13%	1.09%	1.15%	1.18%	1.14	%(B)
Net investment income (loss) to average net assets	1.28%	2.01%	1.98%	2.28%	2.06	%(B)
Portfolio turnover rate	20%	16%	32%	24%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $3,802.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,075,752	$—	$—	$—	$5,075,752
Total Borrowings	$5,075,752	$—	$—	$—	$5,075,752

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Emerging market risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.77%
Over $500 million up to $1 billion	0.75
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2020
Initial Class	0.95%	May 1, 2021
Service Class	1.20	May 1, 2021
Prior to May 1, 2020
Initial Class	1.02
Service Class	1.27

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 33,161,504	$ —	$ 39,314,929	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 174,382,848	$ 36,320,120	$ (10,988,311)	$ 25,331,809

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 931,167	$ 6,523,469

During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,280,734	$ —	$ —	$ 2,430,464	$ 2,728,607	$ —

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,566,056	$ —	$ (7,454,636)	$ —	$ —	$ 25,370,818

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica TS&W International Equity VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica TS&W International Equity VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2020.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,867,259	$ 290,081

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, posted positive results over the trailing 12-month period ended December 31, 2020.

U.S. equities ended the first quarter sharply lower after achieving record highs in February, as COVID-19 spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. U.S. equities ended the second quarter higher after an extraordinary rally drove U.S. stocks to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by the U.S. Congress and the U.S. Federal Reserve (“Fed”) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter. In the third quarter, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for COVID-19 vaccines. During the fourth quarter, U.S. equities rallied, bolstered by better-than-expected third-quarter earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines should support a broad reopening of the U.S. economy in 2021. Third quarter earnings results for companies in the S&P 500® Index were significantly better than expected.

Returns varied by market-cap during the period, where large-cap stocks, as measured by the S&P 500® Index, outperformed mid-cap stocks, as measured by the S&P MidCap 400® Index, but underperformed small-cap stocks, as measured by the Russell 2000 Index.

PERFORMANCE

For the year ended December 31, 2020, Transamerica WMC US Growth VP, Initial Class returned 37.30%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 38.49%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a Portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

The Portfolio underperformed its benchmark for the 12-month period ended December 31, 2020.

During the period, weak stock selection within the consumer discretionary, financials, and communication services sectors detracted the most from the Portfolio’s relative performance. This was partially offset by stronger security selection within the industrials and consumer staples sectors. The impact from sector allocation, a residual of our bottom-up stock selection process, added to relative performance over the period. The Portfolio’s average cash position during the period and underweight allocations to the healthcare and real estate sectors contributed to relative returns. This was partially offset by overweight allocations to the consumer staples and industrials sectors, as well as an underweight allocation to the consumer discretionary sector.

The Portfolio’s largest detractors from relative performance during the period included an underweight to Tesla, Inc., an electric car company and Capital One Financial Corp., a bank specializing in credit cards. We eliminated the Portfolio’s position in Capital One Financial Corp., during the period.

The Portoflio’s largest contributor to relative performance during the period was an overweight to DocuSign, Inc., an e-signature company. An overweight to Merck & Co., Inc., a pharmaceutical company, also added to the Portfolio’s relative returns during the period.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	37.30%	20.68%	15.93%	12/31/1980
Russell 1000® Growth Index (A)	38.49%	21.00%	17.21%
Service Class	36.94%	20.37%	15.64%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,262.40	$3.70	$1,021.90	$3.30	0.65%
Service Class	1,000.00	1,260.40	5.11	1,020.60	4.57	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 0.8%
Raytheon Technologies Corp.	449,346	$32,132,733

Air Freight & Logistics - 0.9%
FedEx Corp.	148,489	38,550,714

Automobiles - 1.9%
Tesla, Inc. (A)	108,655	76,674,574

Beverages - 2.6%
Constellation Brands, Inc., Class A	263,542	57,728,875
Monster Beverage Corp. (A)	509,203	47,091,094

		104,819,969

Biotechnology - 3.0%
Exact Sciences Corp. (A) (B)	169,455	22,451,093
Regeneron Pharmaceuticals, Inc. (A)	56,006	27,057,058
Seagen, Inc. (A)	169,908	29,757,687
Vertex Pharmaceuticals, Inc. (A)	181,405	42,873,258

		122,139,096

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	453,452	38,869,905

Capital Markets - 0.5%
S&P Global, Inc.	63,159	20,762,258

Chemicals - 0.7%
PPG Industries, Inc.	207,350	29,904,017

Commercial Services & Supplies - 0.7%
Copart, Inc. (A)	214,479	27,292,453

Construction Materials - 0.7%
Vulcan Materials Co.	193,513	28,699,913

Consumer Finance - 1.2%
American Express Co.	422,196	51,047,718

Entertainment - 2.1%
Activision Blizzard, Inc.	327,568	30,414,689
Walt Disney Co. (A)	309,027	55,989,512

		86,404,201

Equity Real Estate Investment Trusts - 0.9%
American Tower Corp.	158,353	35,543,914

Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	118,630	44,697,411

Health Care Equipment & Supplies - 3.3%
Baxter International, Inc.	437,920	35,138,701
Becton Dickinson & Co.	117,093	29,299,010
Edwards Lifesciences Corp. (A)	361,528	32,982,199
Teleflex, Inc.	88,580	36,456,871

		133,876,781

Health Care Providers & Services - 2.4%
UnitedHealth Group, Inc.	275,823	96,725,610

Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc., Class A (A)	129,300	18,981,240
McDonald’s Corp.	150,751	32,348,150
Penn National Gaming, Inc. (A) (B)	358,198	30,937,561

		82,266,951

Household Products - 1.3%
Procter & Gamble Co.	381,115	53,028,341

Interactive Media & Services - 8.8%
Alphabet, Inc., Class A (A)	110,436	193,554,551
Facebook, Inc., Class A (A)	619,318	169,172,905

		362,727,456

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 7.2%
Amazon.com, Inc. (A)	90,182	$ 293,716,461

IT Services - 10.6%
EPAM Systems, Inc. (A)	95,184	34,109,186
FleetCor Technologies, Inc. (A)	175,535	47,891,214
Global Payments, Inc.	243,568	52,469,419
GoDaddy, Inc., Class A (A)	485,565	40,277,617
Leidos Holdings, Inc.	362,927	38,150,886
Mastercard, Inc., Class A	283,181	101,078,626
PayPal Holdings, Inc. (A)	365,414	85,579,959
Square, Inc., Class A (A)	169,298	36,846,017

		436,402,924

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	133,999	62,414,054

Machinery - 1.4%
Illinois Tool Works, Inc.	153,521	31,299,862
Nordson Corp.	132,555	26,636,927

		57,936,789

Pharmaceuticals - 3.8%
Eli Lilly & Co.	425,839	71,898,657
Horizon Therapeutics PLC (A)	259,551	18,986,156
Merck & Co., Inc.	792,439	64,821,510

		155,706,323

Professional Services - 0.7%
Equifax, Inc.	158,405	30,546,820

Semiconductors & Semiconductor Equipment - 7.0%
Advanced Micro Devices, Inc. (A)	604,323	55,422,462
Entegris, Inc.	306,047	29,411,117
KLA Corp.	129,232	33,459,457
Marvell Technology Group, Ltd.	650,011	30,901,523
Micron Technology, Inc. (A)	394,968	29,693,694
Skyworks Solutions, Inc.	189,901	29,032,065
Teradyne, Inc.	272,220	32,636,456
Texas Instruments, Inc.	272,816	44,777,290

		285,334,064

Software - 15.6%
Adobe, Inc. (A)	179,028	89,535,483
DocuSign, Inc. (A)	93,245	20,728,364
Guidewire Software, Inc. (A)	240,752	30,992,005
Microsoft Corp.	1,240,139	275,831,716
salesforce.com, Inc. (A)	376,244	83,725,577
ServiceNow, Inc. (A)	92,773	51,065,043
Splunk, Inc. (A)	195,819	33,267,690
Workday, Inc., Class A (A)	235,405	56,405,392

		641,551,270

Specialty Retail - 1.9%
TJX Cos., Inc.	1,114,742	76,125,731

Technology Hardware, Storage & Peripherals - 9.7%
Apple, Inc.	2,993,630	397,224,765

Textiles, Apparel & Luxury Goods - 4.4%
NIKE, Inc., Class B	454,799	64,340,415
PVH Corp.	422,383	39,657,540
Under Armour, Inc., Class C (A)	2,106,314	31,341,952
VF Corp.	534,413	45,644,214

		180,984,121

Total Common Stocks (Cost $2,313,087,808)		4,084,107,337

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2020, to be repurchased at $21,711,620 on 01/04/2021. Collateralized by a U.S. Government Obligation, 2.50%, due 01/15/2022, and with a value of $22,145,954.	$21,711,620	$ 21,711,620

Total Repurchase Agreement (Cost $21,711,620)		21,711,620

Total Investments (Cost $2,334,799,428)		4,105,818,957
Net Other Assets (Liabilities) - (0.1)%		(2,082,299)

Net Assets - 100.0%		$4,103,736,658

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$4,084,107,337	$—	$—	$4,084,107,337
Repurchase Agreement	—	21,711,620	—	21,711,620

Total Investments	$4,084,107,337	$21,711,620	$—	$4,105,818,957

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $47,568,258, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $48,582,884. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investments, at value (cost $2,313,087,808) (including securities loaned of $47,568,258)	$4,084,107,337
Repurchase agreement, at value (cost $21,711,620)	21,711,620
Foreign currency, at value (cost $8,070)	9,239
Receivables and other assets:
Net income from securities lending	4,581
Shares of beneficial interest sold	243,238
Dividends	1,130,609
Tax reclaims	172,958

Total assets	4,107,379,582

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,022,781
Investment management fees	2,139,023
Distribution and service fees	95,261
Transfer agent costs	6,341
Trustees, CCO and deferred compensation fees	14,673
Audit and tax fees	32,807
Custody fees	88,686
Legal fees	19,576
Printing and shareholder reports fees	171,248
Other accrued expenses	52,528

Total liabilities	3,642,924

Net assets	$4,103,736,658

Net assets consist of:
Capital stock ($0.01 par value)	$942,264
Additional paid-in capital	1,709,016,466
Total distributable earnings (accumulated losses)	2,393,777,928

Net assets	$4,103,736,658

Net assets by class:
Initial Class	$3,646,029,192
Service Class	457,707,466

Shares outstanding:
Initial Class	83,419,337
Service Class	10,807,019

Net asset value and offering price per share:
Initial Class	$43.71
Service Class	42.35

STATEMENT OF OPERATIONS
For the year ended December 31, 2020

Investment Income:
Dividend income	$28,036,766
Interest income	85,861
Net income from securities lending	18,214

Total investment income	28,140,841

Expenses:
Investment management fees	23,109,828
Distribution and service fees:
Service Class	946,367
Transfer agent costs	55,528
Trustees, CCO and deferred compensation fees	117,146
Audit and tax fees	62,850
Custody fees	239,580
Legal fees	240,584
Printing and shareholder reports fees	229,292
Other	153,133

Total expenses	25,154,308

Net investment income (loss)	2,986,533

Net realized gain (loss) on:
Investments	621,731,122

Net change in unrealized appreciation (depreciation) on:
Investments	579,078,567
Translation of assets and liabilities denominated in foreign currencies	787

Net change in unrealized appreciation (depreciation)	579,079,354

Net realized and change in unrealized gain (loss)	1,200,810,476

Net increase (decrease) in net assets resulting from operations	$1,203,797,009

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$2,986,533	$3,631,698
Net realized gain (loss)	621,731,122	294,399,669
Net change in unrealized appreciation (depreciation)	579,079,354	667,942,465

Net increase (decrease) in net assets resulting from operations	1,203,797,009	965,973,832

Dividends and/or distributions to shareholders:
Initial Class	(268,024,464)	(225,055,622)
Service Class	(30,802,695)	(22,079,934)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(298,827,159)	(247,135,556)

Capital share transactions:
Proceeds from shares sold:
Initial Class	270,387,932	48,347,868
Service Class	55,333,512	40,308,120

	325,721,444	88,655,988

Issued from fund acquisition:
Initial Class	—	179,731,341
Service Class	—	44,374,490

	—	224,105,831

Dividends and/or distributions reinvested:
Initial Class	268,024,464	225,055,622
Service Class	30,802,695	22,079,934

	298,827,159	247,135,556

Cost of shares redeemed:
Initial Class	(768,134,649)	(357,319,143)
Service Class	(67,650,678)	(34,067,828)

	(835,785,327)	(391,386,971)

Net increase (decrease) in net assets resulting from capital share transactions	(211,236,724)	168,510,404

Net increase (decrease) in net assets	693,733,126	887,348,680

Net assets:
Beginning of year	3,410,003,532	2,522,654,852

End of year	$4,103,736,658	$3,410,003,532

Capital share transactions - shares:
Shares issued:
Initial Class	7,340,366	1,562,355
Service Class	1,603,800	1,287,162

	8,944,166	2,849,517

Shares issued on fund acquisition:
Initial Class	—	5,616,008
Service Class	—	1,424,968

	—	7,040,976

Shares reinvested:
Initial Class	6,943,639	7,439,855
Service Class	822,722	749,743

	7,766,361	8,189,598

Shares redeemed:
Initial Class	(20,079,456)	(11,538,297)
Service Class	(1,954,673)	(1,095,154)

	(22,034,129)	(12,633,451)

Net increase (decrease) in shares outstanding:
Initial Class	(5,795,451)	3,079,921
Service Class	471,849	2,366,719

	(5,323,602)	5,446,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016
Net asset value, beginning of year	$34.35	$26.86	$29.25	$23.30		$23.71

Investment operations:
Net investment income (loss) (A)	0.04	0.05	0.04	0.13		0.13	(B)
Net realized and unrealized gain (loss)	12.37	10.31	0.42	6.59		0.56

Total investment operations	12.41	10.36	0.46	6.72		0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.04)	(0.16)	(0.12)		(0.10)
Net realized gains	(3.01)	(2.83)	(2.69)	(0.65)		(1.00)

Total dividends and/or distributions to shareholders	(3.05)	(2.87)	(2.85)	(0.77)		(1.10)

Net asset value, end of year	$43.71	$34.35	$26.86	$29.25		$23.30

Total return	37.30%	40.05%	0.21%	29.20%		2.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,646,030	$3,064,686	$2,313,734	$2,507,627		$2,259,537
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.68%	0.70%	0.70	%(C)	0.70	%(C)
Including waiver and/or reimbursement and recapture	0.65%	0.68%	0.70%	0.70	%(C)	0.69	%(B)(C)
Net investment income (loss) to average net assets	0.11%	0.15%	0.15%	0.48%		0.56	%(B)
Portfolio turnover rate	30%	26%	28%	34%		46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016
Net asset value, beginning of year	$33.41	$26.22	$28.62	$22.82		$23.25

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.03)	(0.03)	0.05		0.07	(B)
Net realized and unrealized gain (loss)	12.00	10.05	0.41	6.46		0.54

Total investment operations	11.95	10.02	0.38	6.51		0.61

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.09)	(0.06)		(0.04)
Net realized gains	(3.01)	(2.83)	(2.69)	(0.65)		(1.00)

Total dividends and/or distributions to shareholders	(3.01)	(2.83)	(2.78)	(0.71)		(1.04)

Net asset value, end of year	$42.35	$33.41	$26.22	$28.62		$22.82

Total return	36.94%	39.68%	(0.03)%	28.86%		2.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$457,707	$345,318	$208,921	$238,839		$174,774
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.93%	0.95%	0.95	%(C)	0.95	%(C)
Including waiver and/or reimbursement and recapture	0.90%	0.93%	0.95%	0.95	%(C)	0.94	%(B)(C)
Net investment income (loss) to average net assets	(0.14)%	(0.10)%	(0.10)%	0.21%		0.29	%(B)
Portfolio turnover rate	30%	26%	28%	34%		46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2020, commissions recaptured are $9,111.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2020.

Repurchase agreements at December 31, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit
Initial Class	0.74%	May 1, 2021
Service Class	0.99	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2020, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 3,021,326	$ 2,191,574

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,107,552,568	$ —	$ 1,618,434,802	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,337,891,480	$ 1,785,352,451	$ (17,424,974)	$ 1,767,927,477

As of December 31, 2020, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 30,434,623	$ 268,392,536	$ —	$ 33,104,389	$ 214,031,167	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 43,413,544	$ 582,435,739	$ —	$ —	$ —	$ 1,767,928,645

10. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Torray Concentrated Growth VP (“Torray Concentrated Growth VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Torray Concentrated Growth VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Torray Concentrated Growth VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Torray Concentrated Growth VP shareholders, along with the exchange ratio of the reorganization for the Portfolio, were as follows:

Torray Concentrated Growth VP Class	Torray Concentrated Growth VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Initial	7,915,012	Initial	5,616,008	$179,731,341	0.71
Service	1,904,140	Service	1,424,968	44,374,490	0.75

(A)	Calculated by dividing the Portfolio shares issuable by the Torray Concentrated Growth VP shares outstanding on November 1, 2019.

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

10. REORGANIZATION (continued)

The net assets of Torray Concentrated Growth VP, including unrealized appreciation (depreciation), were combined with those of the Portfolio. These amounts were as follows:

Torray Concentrated Growth VP Unrealized Appreciation (Depreciation)	Torray Concentrated Growth VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 86,122,229	$ 224,105,831	$ 2,991,642,668	$ 3,215,748,499

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Series Trust	Annual Report 2020

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $268,392,536 for the year ended December 31, 2020.

Transamerica Series Trust	Annual Report 2020

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of each portfolio by its officers. The Board also reviews the management of each portfolio’s assets by the Investment Manager and the sub-advisers.

The portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 121 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Trust’s Board Members and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Trust’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations at least for the past five years (their titles may have varied during that period), the number of funds in Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);	121	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Series Trust	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (64)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Series Trust	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	116	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	116	N/A
John E. Pelletier (56)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	116	N/A

Transamerica Series Trust	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	116	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2004	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015);	116	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present);

Transamerica Series Trust	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Retired (2004 – 2008);

Board Member, TST (2004 – present);

Board Member, TF (2005 – present);

Board Member, TAAVF (2007 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);

Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);

Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Series Trust	Annual Report 2020

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and

Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Director, Transamerica Funds Services, Inc. (2019 – present);

Director (2019 – present); Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Transamerica Series Trust	Annual Report 2020

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (50)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI; and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM; and

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); and

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel II and Assistant Secretary, TAM (2019 – present);

Assistant Secretary (2019 – present), TFS;

and Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).

Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, TF, TST and TAAVF (2018 – present); and Director, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Series Trust	Annual Report 2020

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Portfolios, except Transamerica BlackRock Government Money Market VP, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Portfolios’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica BlackRock Government Money Market VP will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2020	2019
(a)	Audit Fees	$1,029	$1,013
(b)	Audit Related Fees(1)	$57	$145
(c)	Tax Fees(2)	$163	$87
(d)	All Other Fees(3)	$46	$53

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2020 and 2019 was zero.

(f) Not Applicable.

(g) Not Applicable.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not Applicable.

(a)(4)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit Chief Executive Officer (Principal Executive Officer)

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit Chief Executive Officer (Principal Executive Officer)

Date:	March 8, 2021

By:	/s/ Vincent J. Toner
Vincent J. Toner (Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer)

Date:	March 8, 2021

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer